UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04236

JPMorgan Trust II

(Exact name of registrant as specified in charter)

245 Park Avenue

New York, NY 10167

(Address of principal executive offices) (Zip code)

Frank J. Nasta

245 Park Avenue

New York, NY 10167

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: Last day of February

Date of reporting period: March 1, 2008 through February 28, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Annual Report

J.P. Morgan Municipal Bond Funds

February 28, 2009

JPMorgan Arizona Municipal Bond Fund
JPMorgan Kentucky Municipal Bond Fund
JPMorgan Louisiana Municipal Bond Fund
JPMorgan Michigan Municipal Bond Fund
JPMorgan Municipal Income Fund
JPMorgan Ohio Municipal Bond Fund
JPMorgan Short Term Municipal Bond Fund
JPMorgan Tax Free Bond Fund
JPMorgan West Virginia Municipal Bond Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan Arizona Municipal Bond Fund	2
JPMorgan Kentucky Municipal Bond Fund	4
JPMorgan Louisiana Municipal Bond Fund	6
JPMorgan Michigan Municipal Bond Fund	8
JPMorgan Municipal Income Fund	10
JPMorgan Ohio Municipal Bond Fund	12
JPMorgan Short Term Municipal Bond Fund	14
JPMorgan Tax Free Bond Fund	16
JPMorgan West Virginia Municipal Bond Fund	18
Schedules of Portfolio Investments	20
Financial Statements	62
Financial Highlights	78
Notes to Financial Statements	96
Report of Independent Registered Public Accounting Firm	107
Trustees	108
Officers	110
Schedule of Shareholder Expenses	111
Tax Letter	114

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call JPMorgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
MARCH 20, 2009 (Unaudited)

Dear Shareholder:

Just when some may have hoped that the arrival of spring would carry with it the promise of an early economic recovery, daily headlines remind us that we are still experiencing the chill of an extraordinary financial crisis having a significant impact on the real economy. Dismal unemployment reports, continued pressure on housing markets, and declines in gross domestic product presented a number of risks to our economy. Although there were a few modest signs of recovery, we have a long way to go before we fully emerge from this crisis.

“While it’s difficult to provide much evidence that the financial markets and the economy are stabilizing, some financial stresses that originally triggered this economic slide have abated somewhat.”

The federal government acted boldly to jump start our economy by passing a broad monetary stimulus package, but it is likely that additional measures, including actions to increase the transparency of financial losses and to remove toxic assets from banks’ balance sheets, will be necessary to move closer to recovery. As investor Warren Buffet remarked recently, “We’re in an economic war, and we’ve got to focus all of our resources to win it.”

While it’s difficult to provide much evidence that the financial markets and the economy are stabilizing, some financial stresses that originally triggered this economic slide have abated somewhat. For example, although the stock market is down very sharply from the start of 2009, volatility — while still double its normal levels — is about half as intense as it was three months after the Lehman Brothers collapse. Thanks in part to intensive government intervention, the spread between LIBOR and Treasury rates has narrowed, showing a measure of increased confidence among market participants. There were other signs of improvement in the commercial paper and credit markets.

Government bond buying pushes yields even lower

In an effort to lower long-term interest rates, the Federal Reserve (Fed) announced plans to buy an additional $750 billion in agency mortgage-backed securities, $100 billion in agency debt and, most notably, $300 billion in longer-term U.S. Treasury bonds. In response, the yield on 10-year Treasuries fell to 2.51% from above 3% the day before — the biggest one-day decline since the 1987 stock market crash.

Prior to the Fed’s announcement, U.S. Treasuries had already begun to lose some of their luster, due mainly to rising supply and a modest, yet gathering enthusiasm for non-government fixed income securities. For the year-to-date period ended February 28, 2009, U.S. Treasury bonds lost 3.43%, after gaining 13.74% last year. From December 31, 2008 to February 28, 2009, they underperformed U.S. mortgage-backed securities, which returned 0.77%, and municipal bonds, with a return of 4.21%. As of February 28, the 30-year Treasury bond closed at 3.71%, the 10-year Treasury bond closed at 3.02%, and the 3-year note closed at 1.40%.

Equity indexes continue to tumble

U.S. equities continued their record of substantial declines for the 12-months ended February 28, 2009. Among U.S. benchmarks, the Dow Jones Industrial Average, the S&P 500 Index and NASDAQ Composite Index returned –41%, –43% and –39% for the same period, respectively. According to the Russell Indexes, mid-cap stocks underperformed their small and large-cap stock counterparts (–47%, compared to –44% and –42% for large and small caps, respectively), while value equities fell more than their growth peers across all capitalization categories.

A disciplined approach to investing

Despite market volatility, we remain committed to our goal of reducing portfolio risk through our investment approach that emphasizes style purity, informed and disciplined security selection, and diversification. Above all, we seek investments that we expect to “behave” as anticipated within your broader portfolios.

While it may be tempting to leave your account statements unopened, I would encourage you to take a good, hard look at your asset allocation to ensure that it provides an appropriate level of risk exposure with respect to your financial goals. Your financial advisor can help you assess your risk tolerance and ensure that your portfolio is appropriately diversified among stocks, bonds, cash and other investments and offers the stability to withstand volatile market conditions.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence and trust. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
J.P. Morgan Funds

FEBRUARY 28, 2009        J.P. MORGAN MUNICIPAL BOND FUNDS   1

JPMorgan Arizona Municipal Bond Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2009 (Unaudited)

FUND FACTS

Fund Inception	January 20, 1997
Fiscal Year End	Last day of February
Net Assets as of 2/28/2009 (In Thousands)	$153,084
Primary Benchmark	Barclays Capital Competitive Intermediate (1–17 Year) Maturities Index (formerly Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index)
Average Credit Quality	AA2/AA3
Duration	5.1 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Arizona Municipal Bond Fund, which seeks current income exempt from federal income tax and Arizona personal income tax, consistent with the preservation of principal,* returned 6.83%** (Select Class Shares) for the 12 months ended February 28, 2009, compared to the 7.04% return for the Barclays Capital Competitive Intermediate (1–17 Year) Maturities Index (formerly Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index) for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark. The municipal market began the period on the upswing, rebounding from a historic interest rate rise in response to the failed auctions of adjustable-rate securities in February 2008. The sharp rally was immediately followed by a period of stable interest rates and credit spreads, as the economy slowly moderated and the Federal Reserve (Fed) held monetary policy steady. Generally, when credit spreads of a particular group of securities widen, prices fall, yields increase and total returns decline relative to comparable-duration U.S. Treasuries.

This calm abruptly ended late in the third quarter, as another round of turbulence in the financial sector surfaced. Market liquidity dramatically contracted, and interest rates again surged upward. In addition, a “flight-to-quality” mentality re-emerged, and credit spreads widened once more. The Fed tempered the situation by cutting rates three times in the remainder of 2008, which placated the fixed income markets as rates stabilized, then slowly migrated downward for the rest of the period. The net results of these developments included lower interest rates, a yield curve steepening to near historic levels and wider credit spreads. (The yield curve is a curve that shows the relationship between yields and maturity dates for a set of similar bonds, usually Treasuries, at a given point in time.) These market conditions and events impacted the Fund’s performance.

The Fund underperformed relative to the benchmark due to slight overweights in revenue bonds and hospital bonds. On the positive side, an overweight in the intermediate portion of the municipal yield curve, which was the best-performing segment of the curve, contributed to performance. An overweight in pre-refunded bonds also aided results, as they were among the best-performing municipal securities.

Q:	HOW WAS THE FUND MANAGED?

A:	We continued to manage the Fund with a conservative bias, favoring high-credit-quality securities over lower-credit-quality securities for new purchases. As credit spreads widened during the period, these higher-quality securities outperformed.

CREDIT QUALITY ALLOCATIONS***

AAA	41.5%
AA	33.3
A	16.2
BAA	6.2
BA & NR	2.8

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of February 28, 2009. The Fund’s composition is subject to change.

2   J.P. MORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2009

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2009

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	1/20/97
Without Sales Charge		6.64%	2.68%	3.79%
With Sales Charge*		2.67	1.89	3.40
CLASS B SHARES	1/20/97
Without CDSC		6.09	2.05	3.24
With CDSC**		1.09	1.68	3.24
CLASS C SHARES	2/19/05
Without CDSC		5.98	2.03	3.12
With CDSC***		4.98	2.03	3.12
SELECT CLASS SHARES	1/20/97	6.83	2.92	4.04

*	Sales Charge for Class A Shares is 3.75%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one-year period, a 2% CDSC for the five-year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one-year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/28/99 TO 2/28/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

Returns for Class C Shares prior to their inception are based on the performance of Class B Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Arizona Municipal Bond Fund, the Barclays Capital Competitive Intermediate (1–17 Year) Maturities Index and the Lipper Intermediate Municipal Debt Funds Index from February 28, 1999 to February 28, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Barclays Capital Competitive Intermediate (1–17 Year) Maturities Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Intermediate Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Barclays Capital Competitive Intermediate (1–17 Year) Maturities Index represents the performance of municipal bonds with maturities from 1 to 17 years. The Lipper Intermediate Municipal Debt Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gains distributions are subject to federal income tax, a portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B shares automatically convert to Class A shares after 8 years, the 10 Year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

FEBRUARY 28, 2009        J.P. MORGAN MUNICIPAL BOND FUNDS   3

JPMorgan Kentucky Municipal Bond Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2009 (Unaudited)

FUND FACTS

Fund Inception	March 12, 1993
Fiscal Year End	Last day of February
Net Assets as of 2/28/2009 (In Thousands)	$67,203
Primary Benchmark	Barclays Capital Competitive Intermediate (1–17 Year) Maturities Index (formerly Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index)
Average Credit Quality	AA2/AA3
Duration	5.7 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Kentucky Municipal Bond Fund, which seeks current income exempt from federal income tax and Kentucky personal income tax, consistent with the preservation of principal,* returned 7.44%** (Select Class Shares) for the 12 months ended February 28, 2009, compared to the 7.04% return for the Barclays Capital Competitive Intermediate (1–17 Year) Maturities Index (formerly Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index) for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period due primarily to its maturity structure. While the Fund’s duration (price sensitivity of a debt security or a portfolio of debt securities to relative changes in the interest rates) was slightly shorter than that of its benchmark, the bulk of the Fund’s holdings resided in the six- to 15-year maturity sector, which was the best-performing area along the curve.

The municipal market began the period on the upswing, rebounding from a historic interest rate rise in response to the failed auctions of adjustable-rate securities in February 2008. The sharp rally was immediately followed by a period of stable interest rates and credit spreads, as the economy slowly moderated and the Federal Reserve (Fed) held monetary policy steady. Generally, when credit spreads of a particular group of securities widen, prices fall, yields increase and total returns decline relative to comparable-duration U.S. Treasuries.

This calm abruptly ended late in the third quarter, as another round of turbulence in the financial sector surfaced. Market liquidity dramatically contracted, and interest rates again surged upward. In addition, a flight-to-quality mentality re-emerged, and credit spreads widened once more. The Fed tempered the situation by cutting rates three times in the remainder of 2008, which placated the fixed income markets as rates stabilized, then slowly migrated downward for the rest of the period. The net results of these developments included lower interest rates, a yield curve steepening to near historic levels and wider credit spreads. (The yield curve is a curve that shows the relationship between yields and maturity dates for a set of similar bonds, usually Treasuries, at a given point in time.)

On the negative side, lower-quality holdings and securities affected by the alternative minimum tax (AMT) detracted from performance. Low-quality assets came under pressure during the market’s flight to quality throughout the year. The exit of arbitrageurs and other such program managers negatively influenced AMT bonds, as there were no other investors to replace them in this market segment.

Q:	HOW WAS THE FUND MANAGED?

A:	We maintained a slightly defensive interest rate strategy relative to the benchmark, extending the Fund’s duration to 5.73 years from 5.38 years. Nevertheless, the Fund’s duration still remained shorter than that of its benchmark, which extended to 5.80 years from 5.59 years during the period.

We also continued to favor high-quality, intermediate-term securities in light of the weak and uncertain economic environment. Given the Fund’s single-state nature, we held investments in most market sectors. Nevertheless, we remained very cautious about the corporate-related sector in this market environment.

CREDIT QUALITY ALLOCATIONS***

AAA	42.5%
AA	37.7
A	13.6
BAA	3.1
BA & NR	3.1

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of February 28, 2009. The Fund’s composition is subject to change.

4   J.P. MORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2009

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2009

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	1/20/95
Without Sales Charge		7.27%	2.79%	3.82%
With Sales Charge*		3.27	2.00	3.42
CLASS B SHARES	3/16/95
Without CDSC		6.54	2.13	3.28
With CDSC**		1.54	1.76	3.28
SELECT CLASS SHARES	3/12/93	7.44	3.03	4.08

*	Sales Charge for Class A Shares is 3.75%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one-year period, a 2% CDSC for the five-year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/28/99 TO 2/28/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Kentucky Municipal Bond Fund, the Barclays Capital Competitive Intermediate (1–17 Year) Maturities Index and the Lipper Intermediate Municipal Debt Funds Index from February 28, 1999 to February 28, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Barclays Capital Competitive Intermediate (1–17 Year) Maturities Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Intermediate Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Barclays Capital Competitive Intermediate (1–17 Year) Maturities Index represents the performance of municipal bonds with maturities from 1 to 17 years. The Lipper Intermediate Municipal Debt Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gains distributions are subject to federal income tax, a portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B shares automatically convert to Class A shares after 8 years, the 10 Year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

FEBRUARY 28, 2009        J.P. MORGAN MUNICIPAL BOND FUNDS   5

JPMorgan Louisiana Municipal Bond Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2009 (Unaudited)

FUND FACTS

Fund Inception	December 29, 1989
Fiscal Year End	Last day of February
Net Assets as of 2/28/2009 (In Thousands)	$72,191
Primary Benchmark	Barclays Capital Competitive Intermediate (1–17 Year) Maturities Index (formerly Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index)
Average Credit Quality	AA3/A1
Duration	5.5 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Louisiana Municipal Bond Fund, which seeks current income exempt from federal income tax and Louisiana personal income tax, consistent with the preservation of principal,* returned 6.82%** (Class A Shares, no sales charge) for the 12 months ended February 28, 2009, compared to the 7.04% return for the Barclays Capital Competitive Intermediate (1–17 Year) Maturities Index (formerly Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index) for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to its duration (price sensitivity of a debt security or a portfolio of debt securities to relative changes in the interest rates). Although we lengthened its duration, the Fund’s interest-rate sensitivity remained shorter than that of its benchmark, as interest rates migrated downward during the year. Portfolios with longer durations typically experience greater price appreciation when rates decline.

The municipal market began the period on the upswing, rebounding from a historic interest rate rise in response to the failed auctions of adjustable-rate securities in February 2008. The sharp rally was immediately followed by a period of stable interest rates and credit spreads, as the economy slowly moderated and the Federal Reserve (Fed) held monetary policy steady. Generally, when credit spreads of a particular group of securities widen, prices fall, yields increase and total returns decline relative to comparable-duration U.S. Treasuries.

This calm abruptly ended late in the third quarter, as another round of turbulence in the financial sector surfaced. Market liquidity dramatically contracted, and interest rates again surged upward. In addition, a flight-to-quality mentality re-emerged, and credit spreads widened once more. The Fed tempered the situation by cutting rates three times in the remainder of 2008, which placated the fixed income markets as rates stabilized, then slowly migrated downward for the rest of the period. The net results of these developments included lower interest rates, a yield curve steepening to near historic levels and wider credit spreads. (The yield curve is a curve that shows the relationship between yields and maturity dates for a set of similar bonds, usually Treasuries, at a given point in time.)

On the positive side, higher-quality holdings contributed to performance. In particular, escrowed-to-maturity and pre-refunded securities, highly rated general obligation and essential service bonds, and longer-term zero-coupon bonds aided returns. These high-quality assets performed well, as credit spreads widened during the market’s flight to quality that occurred throughout the year.

Q:	HOW WAS THE FUND MANAGED?

A:	We maintained a slightly defensive interest rate strategy relative to the benchmark, extending the Fund’s duration to 5.45 years from 5.29 years. Nevertheless, the Fund’s duration remained shorter than that of its benchmark, which extended to 5.80 years from 5.59 years during the period.

We also continued to favor high-quality, intermediate-term securities in light of the weak and uncertain economic environment. Given the Fund’s single-state nature, we held investments in most market sectors. Nevertheless, we remained very cautious about the corporate-related sector in this market environment.

CREDIT QUALITY ALLOCATIONS***

AAA	47.3%
AA	4.6
A	16.7
BAA	24.4
BA & NR	7.0

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of February 28, 2009. The Fund’s composition is subject to change.

6   J.P. MORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2009

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2009

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	12/29/89
Without Sales Charge		6.82%	2.66%	3.72%
With Sales Charge*		2.77	1.88	3.33
CLASS B SHARES	9/16/94
Without CDSC		6.13	1.99	3.18
With CDSC**		1.13	1.62	3.18
SELECT CLASS SHARES	3/26/96	7.10	2.94	3.99

*	Sales Charge for Class A Shares is 3.75%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one-year period, a 2% CDSC for the five-year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/28/99 TO 2/28/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Louisiana Municipal Bond Fund, the Barclays Capital Competitive Intermediate (1–17 Year) Maturities Index and the Lipper Intermediate Municipal Debt Funds Index from February 28, 1999 to February 28, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the Barclays Capital Competitive Intermediate (1–17 Year) Maturities Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Intermediate Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Barclays Capital Competitive Intermediate (1–17 Year) Maturities Index represents the performance of municipal bonds with maturities from 1 to 17 years. The Lipper Intermediate Municipal Debt Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gains distributions are subject to federal income tax, a portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

Class A Shares have a $1,000 minimum initial investment and carry a 3.75% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B shares automatically convert to Class A shares after 8 years, the 10 Year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

FEBRUARY 28, 2009        J.P. MORGAN MUNICIPAL BOND FUNDS   7

JPMorgan Michigan Municipal Bond Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2009 (Unaudited)

FUND FACTS

Fund Inception	February 1, 1993
Fiscal Year End	Last day of February
Net Assets as of 2/28/2009 (In Thousands)	$200,925
Primary Benchmark	Barclays Capital Competitive Intermediate (1–17 Year) Maturities Index (formerly Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index)
Average Credit Quality	AA2/AA3
Duration	5.3 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Michigan Municipal Bond Fund, which seeks current income exempt from federal income tax and Michigan personal income tax, consistent with the preservation of principal,* returned 5.46%** (Select Class Shares) for the 12 months ended February 28, 2009, compared to the 7.04% return for the Barclays Capital Competitive Intermediate (1–17 Year) Maturities Index (formerly Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index) for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark. The municipal market began the period on the upswing, rebounding from a historic interest rate rise in response to the failed auctions of adjustable-rate securities in February 2008. The sharp rally was immediately followed by a period of stable interest rates and credit spreads, as the economy slowly moderated and the Federal Reserve (Fed) held monetary policy steady. Generally, when credit spreads of a particular group of securities widen, prices fall, yields increase and total returns decline relative to comparable-duration U.S. Treasuries.

This calm abruptly ended late in the third quarter, as another round of turbulence in the financial sector surfaced. Market liquidity dramatically contracted, and interest rates again surged upward. In addition, a flight-to-quality mentality re-emerged, and credit spreads widened once more. The Fed tempered the situation by cutting rates three times in the remainder of 2008, which placated the fixed income markets as rates stabilized, then slowly migrated downward for the rest of the period. The net results of these developments included lower interest rates, a yield curve steepening to near historic levels and wider credit spreads. (The yield curve is a curve that shows the relationship between yields and maturity dates for a set of similar bonds, usually Treasuries, at a given point in time.) These market conditions and events impacted the Fund’s performance.

An overweight in Michigan bonds relative to the index detracted from performance and a slight overweight in hospital bonds also hurt results. On the positive side, an overweight in the intermediate portion of the municipal yield curve, which was the best-performing segment of the curve, contributed to performance. An underweight in revenue bonds also aided results.

Q:	HOW WAS THE FUND MANAGED?

A:	We continued to manage the Fund with a conservative bias, favoring high-credit-quality securities over lower-credit-quality securities for new purchases. As credit spreads widened during the period, these higher-quality securities outperformed. To enhance the Fund’s geographic diversification, we maintained a relatively high weighting (within prospectus guidelines) in securities issued outside Michigan.

CREDIT QUALITY ALLOCATIONS***

AAA	41.6%
AA	26.3
A	23.6
BAA	8.3
BA & NR	0.2

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of February 28, 2009. The Fund’s composition is subject to change.

8   J.P. MORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2009

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2009

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/1/93
Without Sales Charge		5.30%	2.41%	3.68%
With Sales Charge*		1.38	1.63	3.28
CLASS B SHARES	9/23/96
Without CDSC		4.59	1.77	3.17
With CDSC**		(0.41)	1.40	3.17
CLASS C SHARES	2/19/05
Without CDSC		4.53	1.79	3.05
With CDSC***		3.53	1.79	3.05
SELECT CLASS SHARES	2/1/93	5.46	2.66	3.93

*	Sales Charge for Class A Shares is 3.75%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one-year period, a 2% CDSC for the five-year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one-year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/28/99 TO 2/28/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The predecessor to the Fund commenced operations on February 1, 1993. The performance data includes the performance of the Pegasus Michigan Municipal Bond Fund, which consolidated with the Fund on March 22, 1999. Returns for Class C Shares prior to their inception are based on the performance of Class B Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Michigan Municipal Bond Fund, the Barclays Capital Competitive Intermediate (1–17 Year) Maturities Index and the Lipper Intermediate Municipal Debt Funds Index from February 28, 1999 to February 28, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Barclays Capital Competitive Intermediate (1–17 Year) Maturities Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Intermediate Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Barclays Capital Competitive Intermediate (1–17 Year) Maturities Index represents the performance of municipal bonds with maturities from 1 to 17 years. The Lipper Intermediate Municipal Debt Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gains distributions are subject to federal income tax, a portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B shares automatically convert to Class A shares after 8 years, the 10 Year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

FEBRUARY 28, 2009        J.P. MORGAN MUNICIPAL BOND FUNDS   9

JPMorgan Municipal Income Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2009 (Unaudited)

FUND FACTS

Fund Inception	February 9, 1993
Fiscal Year End	Last day of February
Net Assets as of 2/28/2009 (In Thousands)	$1,235,045
Primary Benchmark	Barclays Capital Competitive Intermediate (1–17 Year) Maturities Index (formerly Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index)
Average Credit Quality	AA2/AA3
Duration	5.0 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Municipal Income Fund, which seeks current income exempt from federal income taxes,* returned 4.08%** (Select Class Shares) for the 12 months ended February 28, 2009, compared to the 7.04% return for the Barclays Capital Competitive Intermediate (1–17 Year) Maturities Index (formerly Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index) for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period. The municipal market experienced a dramatic widening of credit spreads. Short-term rates fell faster than long-term rates, resulting in a much steeper municipal yield curve (a curve that shows the relationship between yields and maturity dates for a set of similar bonds, usually Treasuries, at a given point in time). Meanwhile, the global economic crisis pushed credit spreads to historically wide levels. These factors impacted Fund performance.

Housing bonds hurt returns due to dramatic credit spread-widening in the sector. Generally, when credit spreads of a particular group of securities widen, prices fall, yields increase and total returns decline relative to comparable-duration U.S. Treasuries. This credit spread-widening was caused by highly leveraged sellers liquidating positions at distressed prices and the lack of available buyers to absorb the supply.

Credit quality was also a slight detractor to performance. As credit spreads widened overall, high-quality securities outperformed lower-quality securities, which hurt the Fund’s lower-quality bonds.

On the positive side, the Fund’s yield curve strategy contributed to performance. Although we maintained a relatively neutral duration (price sensitivity of a debt security or a portfolio of debt securities to relative changes in the interest rates) compared to the benchmark, we remained slightly underweight at the longer end of the municipal yield curve. Given the curve steepening that occurred during the period, the Fund’s slight underweight benefited results. An underweight in insured bonds also aided returns. As the crisis in the monoline insurance industry worsened, and insurers suffered credit-rating downgrades, credit spreads on bonds insured by monoline insurers widened, benefiting the Fund’s underweight in insured bonds. (Monoline insurers guarantee the timely repayment of bond principal and interest when an issuer defaults.)

Q:	HOW WAS THE FUND MANAGED?

A:	We maintained a fairly conservative credit stance through 2008. As the credit crisis emerged, we sold many of the Fund’s lower-rated positions, which we believed could suffer further credit deterioration and invested new cash flows in high-quality credit sectors, such as pre-refunded bonds. Nevertheless, while the focus of our new investments was on high-quality sectors, we remained overweight in the housing and credit sectors, which were affected by spread-widening. Due to the uncertainty about the direction of interest rates, we kept the Fund’s duration relatively close to that of the benchmark.

CREDIT QUALITY ALLOCATIONS***

AAA	38.0%
AA	25.9
A	22.7
BAA	10.6
BA & NR	2.8

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of February 28, 2009. The Fund’s composition is subject to change.

10   J.P. MORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2009

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2009

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/23/93
Without Sales Charge		3.81%	2.31%	3.42%
With Sales Charge*		(0.07)	1.52	3.02
CLASS B SHARES	1/14/94
Without CDSC		3.23	1.70	2.89
With CDSC**		(1.77)	2.32	2.89
CLASS C SHARES	11/4/97
Without CDSC		3.25	1.72	2.78
With CDSC***		2.25	1.72	2.78
SELECT CLASS SHARES	2/9/93	4.08	2.56	3.68

*	Sales Charge for Class A Shares is 3.75%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one-year period, a 2% CDSC for the five-year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one-year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/28/99 TO 2/28/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Municipal Income Fund, the Barclays Capital Competitive Intermediate (1–17 Year) Maturities Index and the Lipper Intermediate Municipal Debt Funds Index from February 28, 1999 to February 28, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Barclays Capital Competitive Intermediate (1–17 Year) Maturities Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Intermediate Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Barclays Capital Competitive Intermediate (1–17 Year) Maturities Index represents the performance of municipal bonds with maturities from 1 to 17 years. The Lipper Intermediate Municipal Debt Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gains distributions are subject to federal income tax, a portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B shares automatically convert to Class A shares after 8 years, the 10 Year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

FEBRUARY 28, 2009        J.P. MORGAN MUNICIPAL BOND FUNDS   11

JPMorgan Ohio Municipal Bond Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2009 (Unaudited)

FUND FACTS

Fund Inception	July 2, 1991
Fiscal Year End	Last day of February
Net Assets as of 2/28/2009 (In Thousands)	$233,961
Primary Benchmark	Barclays Capital Competitive Intermediate (1–17 Year) Maturities Index (formerly Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index)
Average Credit Quality	AA2/AA3
Duration	5.7 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Ohio Municipal Bond Fund, which seeks current income exempt from federal income tax and Ohio personal income tax, consistent with the preservation of principal,* returned 6.88%** (Select Class Shares) for the 12 months ended February 28, 2009, compared to the 7.04% return for the Barclays Capital Competitive Intermediate (1–17 Year) Maturities Index (formerly Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index) for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to its duration (price sensitivity of a debt security or a portfolio of debt securities to relative changes in the interest rates). Although we lengthened its duration, the Fund’s interest-rate sensitivity remained shorter than that of its benchmark, as interest rates migrated downward during the year. Portfolios with longer durations typically experience greater price appreciation when rates decline.

The municipal market began the period on the upswing, rebounding from a historic interest rate rise in response to the failed auctions of adjustable-rate securities in February 2008. The sharp rally was immediately followed by a period of stable interest rates and credit spreads, as the economy slowly moderated and the Federal Reserve (Fed) held monetary policy steady. Generally, when credit spreads of a particular group of securities widen, prices fall, yields increase and total returns decline relative to comparable-duration U.S. Treasuries.

This calm abruptly ended late in the third quarter, as another round of turbulence in the financial sector surfaced. Market liquidity dramatically contracted, and interest rates again surged upward. In addition, a flight-to-quality mentality re-emerged, and credit spreads widened once more. The Fed tempered the situation by cutting rates three times in the remainder of 2008, which placated the fixed income markets as rates stabilized, then slowly migrated downward for the rest of the period. The net results of these developments included lower interest rates, a yield curve steepening to near historic levels and wider credit spreads. (The yield curve is a curve that shows the relationship between yields and maturity dates for a set of similar bonds, usually Treasuries, at a given point in time.)

On the positive side, higher-quality holdings contributed to performance. In particular, escrowed-to-maturity and pre-refunded securities, highly rated general obligation and essential service bonds, and longer-term zero-coupon bonds aided returns. These high-quality assets performed well, as credit spreads widened during the market’s flight to quality that occurred throughout the year.

Q:	HOW WAS THE FUND MANAGED?

A:	We maintained a slightly defensive interest rate strategy relative to the benchmark, extending the Fund’s duration to 5.68 years from 5.20 years. Nevertheless, the Fund’s duration remained shorter than that of its benchmark, which extended to 5.80 years from 5.59 years during the period.

We also continued to favor high-quality, intermediate-term securities in light of the weak and uncertain economic environment. Given the Fund’s single-state nature, we held investments in most market sectors. Nevertheless, we remained very cautious about the corporate-related sector in this economic environment.

CREDIT QUALITY ALLOCATIONS***

AAA	35.6%
AA	33.6
A	20.7
BAA	7.6
BA & NR	2.5

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of February 28, 2009. The Fund’s composition is subject to change.

12   J.P. MORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2009

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2009

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/18/92
Without Sales Charge		6.66%	2.81%	3.82%
With Sales Charge*		2.68	2.02	3.42
CLASS B SHARES	1/14/94
Without CDSC		5.95	2.16	3.27
With CDSC**		0.95	1.79	3.27
CLASS C SHARES	2/19/05
Without CDSC		5.92	2.16	3.14
With CDSC***		4.92	2.16	3.14
SELECT CLASS SHARES	7/2/91	6.88	3.07	4.08

*	Sales Charge for Class A Shares is 3.75%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one-year period, a 2% CDSC for the five-year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one-year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/28/99 TO 2/28/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class C Shares prior to its inception are based on the performance of Class B Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Ohio Municipal Bond Fund, the Barclays Capital Competitive Intermediate (1–17 Year) Maturities Index and the Lipper Intermediate Municipal Debt Funds Index from February 28, 1999 to February 28, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Barclays Capital Competitive Intermediate (1–17 Year) Maturities Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Intermediate Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Barclays Capital Competitive Intermediate (1–17 Year) Maturities Index represents the performance of municipal bonds with maturities from 1 to 17 years. The Lipper Intermediate Municipal Debt Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gains distributions are subject to federal income tax, a portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B shares automatically convert to Class A shares after 8 years, the 10 Year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

FEBRUARY 28, 2009        J.P. MORGAN MUNICIPAL BOND FUNDS   13

JPMorgan Short Term Municipal Bond Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2009 (Unaudited)

FUND FACTS

Fund Inception	May 4, 1998
Fiscal Year End	Last day of February
Net Assets as of 2/28/2009 (In Thousands)	$268,317
Primary Benchmark	Barclays Capital Short Municipal Bond Index (formerly Lehman Brothers Short Municipal Bond Index)
Average Credit Quality	A1/A2
Duration	2.2 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Short Term Municipal Bond Fund, which seeks as high a level of current income exempt from federal income tax as is consistent with relative stability of principal,* returned 4.17%** (Select Class Shares) for the 12 months ended February 28, 2009, compared to the 6.31% return for the Barclays Capital Short Municipal Bond Index (formerly Lehman Brothers Short Municipal Bond Index) for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period. As with the financial markets in general, 2008 was a watershed year for municipal bond markets. While the municipal market has historically been a safe haven during financial disorder due to the bonds’ tax-exempt status, last year proved to be an exception. The main reasons included the municipal market’s reliance on monoline insurers and other forms of external credit enhancement. (Monoline insurers guarantee the timely repayment of bond principal and interest when an issuer defaults.) Despite short periods of stability, most market participants spent the year in a defensive mode, while the credit crisis became more pronounced as 2008 wore on. As counterparty default concerns became magnified after Lehman Brothers filed for Chapter 11 bankruptcy in September, secondary market liquidity completely seized up, creating a very challenging environment in which to reposition the Fund toward higher credit quality.

The Fund’s lower-quality sectors, such as housing and healthcare, detracted from performance. The continued decline in the overall market appetite for lower-rated credits caused these lower-quality holdings to underperform. Monoline industry holdings also hindered results, as credit ratings for monoline insurers deteriorated throughout the period.

On the positive side, the Fund’s longer duration (price sensitivity of a debt security or a portfolio of debt securities to relative changes in the interest rates) compared to the benchmark contributed to performance. Against the backdrop of a still healing economy and relatively cheap municipal valuations, the Fund was managed with the expectation that municipal rates had further to fall. This scenario materialized as short-term municipal rates fell over 100 basis points during the period.

Q:	HOW WAS THE FUND MANAGED?

A:	We continued to manage the Fund in a defensive style during the period. Despite a brief credit spread rally, the trend was a gradual widening of credit spreads, as budget woes for municipalities continued to mount and the significant reduction of broker/dealer capital committed to tax-exempt products undermined liquidity for municipal bonds. Generally, when credit spreads of a particular group of securities widen, prices fall, yields increase and total returns decline relative to comparable-duration U.S. Treasuries. For this reason, the Fund was managed with the objective of adding to the pre-refunded (bonds that are secured with U.S. government securities) sector, as we believed this strategy would insulate the Fund from further quality spread-widening.

CREDIT QUALITY ALLOCATIONS***

AAA	29.9%
AA	26.9
A	28.0
BAA	6.0
BA & NR	9.2

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of February 28, 2009. The Fund’s composition is subject to change.

14   J.P. MORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2009

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2009

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	5/4/98
Without Sales Charge		3.92%	2.35%	3.14%
With Sales Charge*		1.62	1.88	2.91
CLASS B SHARES	5/4/98
Without CDSC		3.36	1.82	2.83
With CDSC**		0.36	1.82	2.83
CLASS C SHARES	11/1/01	3.39	1.85	2.63
SELECT CLASS SHARES	5/4/98	4.17	2.60	3.41

*	Sales Charge for Class A Shares is 2.25%.

**	Assumes 3% CDSC (contingent deferred sales charge) for the one-year period and 0% CDSC for the five-year period and thereafter.

TEN YEAR PERFORMANCE (2/28/99 TO 2/28/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The predecessor to the Fund commenced operations on May 4, 1998. The performance data includes the performance of the Pegasus Short Municipal Bond Fund for the period before it was consolidated with the Fund on March 22, 1999. Returns for Class C Shares prior to their inception are based on the performance of Select Class Shares. Returns for Class C Shares have been adjusted to reflect the differences in expenses and sales charges between classes.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Short Term Municipal Bond Fund, the Barclays Capital Short Municipal Bond Index, and the Lipper Short Municipal Debt Funds Index from February 28, 1999 to February 28, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Barclays Capital Short Municipal Bond Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Short Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Barclays Capital Short Municipal Bond Index is an unmanaged index of investment grade tax-exempt municipal bonds with short-term maturities. The Lipper Short Municipal Debt Funds Index represents the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gains distributions are subject to federal income tax, a portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B shares automatically convert to Class A shares after 6 years, the 10 Year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

FEBRUARY 28, 2009        J.P. MORGAN MUNICIPAL BOND FUNDS   15

JPMorgan Tax Free Bond Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2009 (Unaudited)

FUND FACTS

Fund Inception	March 1, 1988
Fiscal Year End	Last day of February
Net Assets as of 2/28/2009 (In Thousands)	$793,667
Primary Benchmark	Barclays Capital Municipal Bond Index (formerly Lehman Brothers Municipal Bond Index)
Average Credit Quality	AA2/AA3
Duration	6.9 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Tax Free Bond Fund, which seeks as high a level of current income exempt from federal income tax as is consistent with relative stability of principal,* returned 5.11%** (Select Shares) for the 12 months ended February 28, 2009, compared to the 5.18% return for the Barclays Capital Municipal Bond Index (formerly Lehman Brothers Municipal Bond Index) for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period, which was characterized by a dramatic widening of credit spreads in the municipal market. Short-term rates fell faster than long-term rates, resulting in a much steeper municipal yield curve (a curve that shows the relationship between yields and maturity dates for a set of similar bonds, usually Treasuries, at a given point in time). Generally, when credit spreads of a particular group of securities widen, prices fall, yields increase and total returns decline relative to comparable-duration U.S. Treasuries. Meanwhile the global economic crisis pushed credit spreads to historically wide levels. These market conditions and events impacted the Fund’s performance. The Fund’s yield was below average due to its overweight in high-quality securities, which hindered performance. However, we maintained this strategy to protect the Fund’s total return in a very volatile environment.

On the positive side, an overweight in high-quality paper contributed to performance on a total return basis (yield plus price). The Fund’s yield curve strategy also aided results. We underweighted the long end of the curve, which was an effective strategy as the yield curve steepened. In addition, an underweight in California and New York paper helped returns.

Q:	HOW WAS THE FUND MANAGED?

A:	We maintained a slight underweight in the long end of the yield curve, which aided performance relative to the benchmark. We also maintained an underweight in California due to our belief that the deteriorating economy would have an adverse impact on the state. We continued to add zero-coupon securities and some AA-rated hospital paper during the market sell-off. Although these securities added yield, credit spreads widened toward the end of the period. In addition, we increased the Fund’s position in high-coupon callable bonds, which performed well due to the ability of municipalities to refinance their debt at lower rates. We focused new purchases in the 10- to 15-year part of the yield curve. As is consistent with our tax-advantaged strategy, we maintained relatively low exposure to securities subject to the alternative minimum tax.

CREDIT QUALITY ALLOCATIONS***

AAA	33.9%
AA	31.8
A	24.9
BAA	9.1
BA & NR	0.3

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of February 28, 2009. The Fund’s composition is subject to change.

16   J.P. MORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2009

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2009

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	3/1/88
Without Sales Charge		4.98%	2.55%	3.98%
With Sales Charge*		1.05	1.78	3.59
CLASS B SHARES	4/4/95
Without CDSC		4.28	1.85	3.43
With CDSC**		(0.72)	1.48	3.43
CLASS C SHARES	7/1/08
Without CDSC		4.30	1.69	2.79
With CDSC***		3.30	1.69	2.79
SELECT CLASS SHARES	2/1/95	5.11	2.72	4.19

*	Sales Charge for Class A Shares is 3.75%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one-year period, a 2% CDSC for the five-year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one-year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/28/99 TO 2/28/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The predecessor to the Fund commenced operations on March 1, 1988. The performance data includes the performance of the Pegasus Municipal Bond Fund and its predecessor for the period before it was consolidated with the Fund on March 22, 1999.

Returns for Class C Shares prior to their inception date is based on the performance of Class B Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Tax Free Bond Fund, the Barclays Capital Municipal Bond Index and the Lipper General Municipal Debt Funds Index from February 28, 1999 to February 28, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the Barclays Capital Municipal Bond Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper General Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Barclays Capital Municipal Bond Index is a total return performance benchmark for the long-term, investment-grade tax-exempt bond market. The Lipper General Municipal Debt Funds Index represents the total returns of the 30 largest mutual funds in the indicated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gains distributions are subject to federal income tax, a portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

Class A Shares have a $1,000 minimum initial investment and carry a 3.75% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B shares automatically convert to Class A shares after 8 years, the 10 Year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

FEBRUARY 28, 2009        J.P. MORGAN MUNICIPAL BOND FUNDS   17

JPMorgan West Virginia Municipal Bond Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2009 (Unaudited)

FUND FACTS

Fund Inception	January 20, 1997
Fiscal Year End	Last day of February
Net Assets as of 2/28/2009 (In Thousands)	$86,527
Primary Benchmark	Barclays Capital Competitive Intermediate (1–17 Year) Maturities Index (formerly Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index)
Average Credit Quality	AA3/A1
Duration	5.1 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan West Virginia Municipal Bond Fund, which seeks current income exempt from federal income tax and West Virginia personal income tax, consistent with the preservation of principal,* returned 6.69%** (Select Class Shares) for the 12 months ended February 28, 2009, compared to the 7.04% return for the Barclays Capital Competitive Intermediate (1–17 Year) Maturities Index (formerly Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index) for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period. The municipal market began the period on the upswing, rebounding from a historic interest rate rise in response to the failed auctions of adjustable-rate securities in February 2008. The sharp rally was immediately followed by a period of stable interest rates and credit spreads, as the economy slowly moderated and the Federal Reserve (Fed) held monetary policy steady. Generally, when credit spreads of a particular group of securities widen, prices fall, yields increase and total returns decline relative to comparable-duration U.S. Treasuries.

This calm abruptly ended late in the third quarter, as another round of turbulence in the financial sector surfaced. Market liquidity dramatically contracted, and interest rates again surged upward. In addition, a flight-to-quality mentality re-emerged, and credit spreads widened once more. The Fed tempered the situation by cutting rates three times in the remainder of 2008, which placated the fixed income markets as rates stabilized, then slowly migrated downward for the rest of the period. The net results of these developments included lower interest rates, a yield curve steepening to near historic levels and wider credit spreads. (The yield curve is a curve that shows the relationship between yields and maturity dates for a set of similar bonds, usually Treasuries, at a given point in time.) These market conditions and events impacted the Fund’s performance.

The Fund underperformed relative to its benchmark due to a slight overweight in revenue bonds and slight underweight in general obligation bonds. On the positive side, an overweight in the intermediate portion of the municipal yield curve, which was the best-performing segment of the curve, contributed to performance. An overweight in pre-refunded bonds also aided results, as they were among the best-performing municipal securities.

Q:	HOW WAS THE FUND MANAGED?

A:	We continued to manage the Fund with a conservative bias, favoring high-credit-quality securities over lower-credit-quality securities for new purchases. As credit spreads widened during the period, these higher-quality securities outperformed.

CREDIT QUALITY ALLOCATIONS***

AAA	36.1%
AA	21.1
A	29.5
BAA	12.2
BA & NR	1.1

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of February 28, 2009. The Fund’s composition is subject to change.

18   J.P. MORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2009

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2009

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	1/20/97
Without Sales Charge		6.35%	2.77%	3.79%
With Sales Charge*		2.39	1.99	3.40
CLASS B SHARES	1/20/97
Without CDSC		5.65	2.10	3.26
With CDSC**		0.65	1.73	3.26
SELECT CLASS SHARES	1/20/97	6.69	3.04	4.08

*	Sales Charge for Class A Shares is 3.75%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one-year period, a 2% CDSC for the five-year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/28/99 TO 2/28/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan West Virginia Municipal Bond Fund, the Barclays Capital Competitive Intermediate (1–17 Year) Maturities Index and the Lipper Intermediate Municipal Debt Funds Index from February 28, 1999 to February 28, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Barclays Capital Competitive Intermediate (1–17 Year) Maturities Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Intermediate Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Barclays Capital Competitive Intermediate (1–17 Year) Maturities Index represents the performance of municipal bonds with maturities from 1 to 17 years. The Lipper Intermediate Municipal Debt Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gains distributions are subject to federal income tax, a portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B shares automatically convert to Class A shares after 8 years, the 10 Year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

FEBRUARY 28, 2009        J.P. MORGAN MUNICIPAL BOND FUNDS   19

JPMorgan Arizona Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Long-Term Investments — 95.9%
	Municipal Bonds — 95.9%
	Arizona — 85.7%
	Arizona Health Facilities Authority, Banner Health,
1,185	Series A, Rev., 5.000%, 01/01/12	1,221
1,225	Series A, Rev., 5.000%, 01/01/14	1,264
660	Arizona Municipal Financing Program, Series 20, COP, VAR, BIG, 7.700%, 08/01/10 (p)	706
2,500	Arizona Power Authority, Crossover, Series A, Rev., SO, 5.250%, 10/01/17	2,881
	Arizona School Facilities Board,
1,000	COP, 5.250%, 09/01/18	1,042
1,500	Series A, COP, MBIA, 5.000%, 09/01/12	1,654
3,000	Series A, COP, MBIA, 5.250%, 03/01/13 (p)	3,405
2,850	Arizona School Facilities Board, State School Improvement, Rev., 5.250%, 07/01/12 (p)	3,189
2,700	Arizona School Facilities Board, State School Trust, Rev., AMBAC, 5.000%, 07/01/18	2,752
	Arizona State Transportation Board Highway,
2,000	Series A, Rev., 5.250%, 07/01/12	2,222
3,000	Series B, Rev., 5.250%, 07/01/12	3,194
	Arizona State University,
1,500	Rev., FSA, 5.250%, 07/01/12	1,671
2,000	Rev., FSA, 5.250%, 07/01/12	2,201
	Arizona State University, Board of Regents,
2,000	COP, MBIA, 5.000%, 07/01/17	2,266
1,000	COP, MBIA, 5.000%, 07/01/17	1,116
	Arizona Student Loan Acquisition Authority,
1,030	Series A-1, Rev., GTD Student Loans, 5.400%, 11/01/09	1,052
1,000	Series A-1, Rev., GTD Student Loans, 5.875%, 11/01/09	1,008
	Arizona Water Infrastructure Finance Authority, Water Quality,
1,500	Series A, Rev., 5.000%, 10/01/18	1,590
1,000	Series A, Rev., 5.375%, 10/01/09	1,030
2,250	Series A, Rev., 5.375%, 10/01/11 (p)	2,483
1,600	Series A, Rev., 5.500%, 10/01/09	1,650
1,110	Series A, Rev., 5.625%, 10/01/09	1,146
2,000	Series A, Rev., 5.750%, 10/01/09	2,066
1,665	City of Casa Grande, Excise Tax, Rev., AMBAC, 5.000%, 04/01/14	1,756
3,000	City of Gilbert, GO, MBIA, 5.000%, 07/01/16	3,429
1,520	City of Glendale IDA, Midwestern University, Rev., 5.000%, 05/15/14	1,608
3,000	City of Mesa, Rev., MBIA-RE, FGIC, 5.000%, 07/01/20	3,169
3,000	City of Mesa IDA, Discovery Health Systems, Series A, Rev., MBIA, 5.625%, 01/01/10 (p)	3,146
1,000	City of Mesa, Street & Highway, Rev., FSA, 5.000%, 07/01/12	1,100
1,090	City of Mesa, Utility Systems, GO, MBIA-RE, FGIC, 5.375%, 07/01/14	1,230
2,000	City of Phoenix, GO, 5.875%, 07/01/10 (p)	2,131
110	City of Phoenix IDA, Statewide, Series A, Rev., GNMA/FNMA/FHLMC COLL, 5.350%, 03/23/09	110
355	City of Phoenix, Street & Highway, Rev., 6.500%, 04/02/09 (p)	362
2,500	City of Phoenix, Street & Highway, Capital Appreciation, Junior Lien, Series A, Rev., MBIA-RE, FGIC, Zero Coupon, 07/01/12	2,264
	City of Scottsdale,
655	GO, 5.250%, 07/01/11 (p)	721
1,875	Rev., 5.250%, 07/01/23	2,101
1,345	City of Scottsdale, Unrefunded Balance, GO, 5.250%, 07/01/11	1,425
1,430	City of Scottsdale, Water & Sewer, Rev., 5.250%, 07/01/21	1,656
1,125	City of Tempe, Excise Tax, Rev., 5.000%, 07/01/16	1,275
1,500	City of Tucson, GO, MBIA, 5.000%, 07/01/18	1,718
1,725	City of Tucson, Street & Highway, Junior Lien, Series 1994-E, Rev., FGIC, 5.500%, 07/01/10 (p)	1,831
1,000	Greater Arizona Development Authority, Series A, Rev., MBIA, 5.000%, 08/01/15	1,022
6,450	Maricopa County IDA, Capital Appreciation, Series 1983A, Rev., Zero Coupon, 12/31/14 (p)	5,455
2,000	Maricopa County, Elementary School District No. 28-Kyrene Elementary, Capital Appreciation, Series C, GO, MBIA-RE, FGIC, Zero Coupon, 01/01/11	1,906
1,000	Maricopa County, High School District No. 210-Phoenix, GO, FSA, 5.250%, 07/01/19	1,159
1,265	Maricopa County, School District No. 38-Madison Elementary, Project of 2004, Series A, GO, MBIA, 5.000%, 07/01/15	1,361
1,020	Maricopa County, Unified School District No. 11-Peoria, Unrefunded Balance, School Improvement, GO, FGIC, 4.750%, 07/01/11	1,056

SEE NOTES TO FINANCIAL STATEMENTS.

20   J.P. MORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Arizona — Continued
1,225	Maricopa County, Unified School District No. 4-Mesa, GO, FSA, 5.000%, 07/01/11	1,326
1,000	Maricopa County, Unified School District No. 69-Paradise Valley, GO, MBIA, 6.350%, 07/01/10	1,058
1,000	Maricopa County, Unified School District No. 69-Paradise Valley, Certificates of Ownership, Series A, GO, MBIA-RE, FGIC, 5.250%, 07/01/14	1,099
1,905	Navajo County, Unified School District No. 20, Project of 2005, Series A, Rev., MBIA, 5.000%, 07/01/18	2,073
1,500	Northern Arizona University, Research Projects, COP, AMBAC, 5.000%, 09/01/15	1,505
3,000	Phoenix Civic Improvement Corp., Sub Lien, Series B, Rev., MBIA, 5.000%, 07/01/15	3,387
2,000	Phoenix Civic Improvement Corp., Wastewater Systems, Rev., 5.500%, 07/01/18	2,248
75	Pima County IDA, Series A, Rev., 6.400%, 04/02/09	75
	Pima County, Justice Building Project,
1,065	Series A, COP, AMBAC, 5.000%, 07/01/16	1,120
1,000	Series A, COP, AMBAC, 5.000%, 07/01/17	1,045
1,560	Pima County, Unified School District No. 12 Sunnyside, GO, FSA, 5.000%, 07/01/14	1,768
1,500	Salt River Project Agricultural Improvement & Power District, Series A, Rev., 5.000%, 01/01/19	1,622
	Scottsdale IDA, Healthcare,
1,000	Series A, Rev., 5.000%, 09/01/15	1,002
1,200	Series A, Rev., 5.000%, 09/01/18	1,082
	Scottsdale Municipal Property Corp.,
2,500	Rev., 5.000%, 07/01/14	2,834
3,000	Rev., 5.000%, 07/01/17	3,449
1,000	Show Low IDA, Navapache Regional Medical Center, Series A, Rev., ACA, 5.500%, 04/02/09	963
2,630	State of Arizona, Series A, COP, FSA, 5.000%, 11/01/11	2,853
2,815	Tucson & Prima Counties IDA, Single Family Mortgage, Series B, Rev., GNMA/FNMA/FHLMC, 4.600%, 06/01/17	2,706
1,000	Tucson Airport Authority, Inc., Rev., FSA, 5.000%, 06/01/12	1,093
1,670	Tucson Airport Authority, Inc., Sub Lien, Rev., AMT, MBIA, 5.000%, 12/01/16	1,592
	University of Arizona,
1,365	Series A, COP, AMBAC, 5.000%, 06/01/15	1,433
1,555	Series A, COP, AMBAC, 5.500%, 06/01/12 (p)	1,743
1,000	Series B, COP, AMBAC, 5.000%, 06/01/15	1,026
145	University of Arizona, Unrefunded Balance, Series A, COP, AMBAC, 5.500%, 06/01/12	157
1,100	Yavapai County IDA, Yavapai Regional Medical Center, Series A, Rev., FSA, 5.125%, 04/02/09	1,104
3,000	Yuma County IDA, Multi-Family Mortgage, Series A, Rev., GNMA COLL, 6.100%, 09/20/09	3,070
1,000	Yuma County IDA, Yuma Regional Medical Center, Rev., MBIA, 5.500%, 04/02/09 (p)	1,014
		131,247
	Georgia — 1.7%
2,000	Main Street Natural Gas, Inc., Series A, Rev., 5.250%, 09/15/20	1,578
1,000	Municipal Electric Authority of Georgia, Project No. 1, Series A, Rev., 5.000%, 01/01/12	1,064
		2,642
	Illinois — 1.4%
1,000	City of Chicago, Wastewater Transmission, Second Lien, Series B, Rev., MBIA-RE, FGIC, 5.000%, 01/01/17	1,034
1,000	State of Illinois, GO, 5.000%, 01/01/16	1,070
		2,104
	Michigan — 2.2%
3,000	State of Michigan, Environmental Program, Series A, GO, 5.250%, 05/01/13 (p)	3,399
	Pennsylvania — 0.7%
1,000	Allegheny County Hospital Development Authority, University of Pittsburgh Medical Center, Series A, Rev., 5.000%, 09/01/14	1,050
	South Carolina — 0.7%
1,000	South Carolina State Public Service Authority, Santee Cooper, Series A, Rev., 5.375%, 01/01/19	1,037
	Texas — 3.5%
1,700	Eagle Mountain & Saginaw Independent School District, School Building, GO, PSF-GTD, 5.000%, 08/15/17	1,865
3,000	Texas State Transportation Commission, Series A, Rev., 5.250%, 04/01/14	3,405
		5,270
	Total Long-Term Investments (Cost $141,432)	146,749

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MUNICIPAL BOND FUNDS   21

JPMorgan Arizona Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 2.7%
	Investment Company — 2.7%
4,198	JPMorgan Tax Free Money Market Fund, Institutional Class Shares, 0.680% (b) (l) (Cost $4,198)	4,198
	Total Investments — 98.6% (Cost $145,630)	150,947
	Other Assets in Excess of Liabilities — 1.4%	2,137
	NET ASSETS — 100.0%	$153,084

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

22   J.P. MORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2009

JPMorgan Kentucky Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Long-Term Investments — 96.1%
	Municipal Bonds — 96.1%
	Arizona — 1.3%
1,000	Tucson & Pima Counties IDA, Capital Appreciation, Series 1983 A, Rev., Zero Coupon, 12/01/14 (p)	848
	California — 3.8%
	San Marcos Public Facilities Authority, CR,
1,000	Rev., Zero Coupon, 01/01/19 (p)	690
2,850	Rev., Zero Coupon, 09/01/19 (p)	1,902
		2,592
	Kansas — 2.0%
1,600	Kansas City, Single Family Mortgage, Municipal Multiplier, Series A, Rev., FHLMC COLL, Zero Coupon, 12/01/14 (p)	1,358
	Kentucky — 78.1%
1,000	Boone County, School District Finance Corp., School Building, Series B, Rev., 5.375%, 08/01/10 (p)	1,068
1,010	City of Bowling Green, GO, 5.250%, 06/01/10	1,063
	City of Richmond, Water, Gas & Sewer,
100	Series A, Rev., MBIA-RE, 5.000%, 04/02/09	102
255	Series B, Rev., MBIA-RE, 5.000%, 04/02/09	261
	Fayette County, School District Finance Corp., School Building,
1,000	Rev., 5.375%, 09/15/09 (p)	1,037
1,645	Rev., 5.500%, 06/01/10 (p)	1,756
450	Greater Kentucky Housing Assistance Corp., Mortgage, Multi-Family Housing, Section 8 Assisted, Series A, Rev., FHA, 5.900%, 04/02/09	451
1,000	Jefferson County Capital Projects Corp., Series A, Rev., FSA, 4.250%, 06/01/17	927
930	Jefferson County, Health Facilities, Jewish Hospital Healthcare Services, Inc., Rev., 5.650%, 04/02/09	932
	Jefferson County, School District Finance Corp., School Building,
2,160	Series A, Rev., FSA, 4.500%, 07/01/16	2,219
1,000	Series A, Rev., FSA, 5.000%, 04/01/11	1,052
1,320	Series A, Rev., FSA, 5.250%, 07/01/09	1,349
2,115	Kenton County Airport Board, Cincinnati/Northern Kentucky, Series C, Rev., AMT, MBIA-RE, 5.000%, 03/01/11	2,146
	Kentucky Asset Liability Commission, University of Kentucky Project,
1,500	Series A, Rev., AMBAC, 4.000%, 10/01/16	1,574
1,500	Series A, Rev., AMBAC, 5.000%, 10/01/17	1,645
1,000	Series B, Rev., 5.000%, 10/01/17	1,063
1,000	Kentucky Municipal Power Agency, Prairie State Project, Series A, Rev., MBIA-RE, 5.250%, 09/01/17	1,018
1,000	Kentucky State Property & Buildings Commission, Rev., 5.375%, 11/01/18	1,057
1,000	Kentucky State Property & Buildings Commission, Project No. 64, Rev., MBIA, 5.750%, 11/01/09 (p)	1,035
1,000	Kentucky State Property & Buildings Commission, Project No. 71, Rev., MBIA-RE-IBC, 5.500%, 08/01/12	1,106
1,335	Kentucky State Property & Buildings Commission, Project No. 73, Rev., 5.250%, 11/01/11	1,450
1,000	Kentucky State Property & Buildings Commission, Project No. 76, Rev., AMBAC, 5.500%, 08/01/20	1,122
1,500	Kentucky State Property & Buildings Commission, Project No. 82, Rev., FSA, 5.250%, 10/01/18	1,685
	Kentucky State Property & Buildings Commission, Project No. 84,
1,000	Rev., MBIA-RE, 5.000%, 08/01/21	1,068
1,175	Rev., MBIA-RE, 5.000%, 08/01/22	1,263
500	Kentucky State Property & Buildings Commission, Project No. 85, Rev., FSA, 5.000%, 08/01/15 (p)	577
	Kentucky State Property & Buildings Commission, Project No. 87,
1,000	Rev., MBIA-RE, FGIC, 5.000%, 03/01/17	1,070
2,250	Rev., MBIA-RE, FGIC, 5.000%, 03/01/17	2,378
1,500	Kentucky State Property & Buildings Commission, Project No. 89, Rev., FSA, 5.000%, 11/01/18	1,581
1,000	Kentucky State Turnpike Authority, Series B, Rev., AMBAC, 5.000%, 07/01/16	1,130
1,000	Kentucky State Turnpike Authority, Capital Appreciation Revitalization, Rev., MBIA-RE, FGIC, Zero Coupon, 01/01/10	987
	Kentucky State Turnpike Authority, Revitalization Projects,
1,000	Rev., AMBAC, 5.500%, 07/01/09	1,016
1,000	Series A, Rev., AMBAC, 5.500%, 07/01/11	1,089
1,000	Lexington-Fayette County, Urban County Government, Series D, GO, MBIA-RE, 4.000%, 11/01/16	1,044
1,000	Lexington-Fayette County, Urban County Government, Sewer System, Series A, Rev., 5.000%, 07/01/11	1,069
1,495	Louisville & Jefferson County, Metro Government Board of Water Works, Rev., 5.000%, 11/15/16	1,728

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MUNICIPAL BOND FUNDS   23

JPMorgan Kentucky Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Kentucky — Continued
	Louisville & Jefferson County, Metropolitan Sewer District,
1,000	Series A, Rev., AMBAC, 5.000%, 05/15/16	1,083
1,500	Series A, Rev., Assured Guaranty Ltd., 5.000%, 05/15/18	1,592
1,500	Series A, Rev., MBIA-RE, FGIC, 5.500%, 11/15/09	1,544
1,000	Louisville & Jefferson County, Regional Airport Authority, Series A, Rev., FSA, 5.750%, 07/01/11	1,032
	Louisville Regional Airport Authority,
1,000	Rev., AMBAC, 5.000%, 07/01/15	964
1,000	Rev., AMBAC, 5.000%, 07/01/15	957
1,000	Louisville Waterworks Board, Water System, Rev., FSA, 5.125%, 11/15/10	1,053
1,060	Oldham County, School District Finance Corp., Rev., MBIA-RE, 5.000%, 05/01/14	1,134
		52,477
	Louisiana — 6.6%
260	Louisiana Housing Finance Agency, Single Family Mortgage, Series A-1, Rev., GNMA/FNMA, 6.650%, 04/02/09	265
1,000	Louisiana Public Facilities Authority, CR, Series B, Rev., FNMA, Zero Coupon, 12/01/19 (p)	652
4,300	New Orleans Home Mortgage Authority, Compound Interest, Series A, Rev., MBIA, VEREX, Zero Coupon, 10/01/15 (p)	3,506
		4,423
	Puerto Rico — 3.1%
1,480	Commonwealth of Puerto Rico, Capital Appreciation, GO, MBIA-RE-IBC, Zero Coupon, 07/01/17	897
2,000	Puerto Rico Highway & Transportation Authority, Series A, Rev., AMBAC, Zero Coupon, 07/01/17	1,212
		2,109
	Texas — 1.2%
1,000	Central Texas Housing Finance Corp., Single Family Mortgage, Rev., VA/PRIV MTGS, Zero Coupon, 09/01/16 (p)	778
	Total Long-Term Investments (Cost $61,924)	64,585

SHARES
Short-Term Investment — 3.1%
	Investment Company — 3.1%
2,062	JPMorgan Tax Free Money Market Fund, Institutional Class Shares, 0.680% (b) (l) (Cost $2,062)	2,062
	Total Investments — 99.2% (Cost $63,986)	66,647
	Other Assets in Excess of Liabilities — 0.8%	556
	NET ASSETS — 100.0%	$67,203

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

24   J.P. MORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2009

JPMorgan Louisiana Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Long-Term Investments — 93.9%
	Municipal Bonds — 93.9%
	California — 1.4%
1,000	State of California, Various Purpose, GO, 5.000%, 09/01/16	1,053
	Georgia — 1.1%
1,000	Main Street Natural Gas, Inc., Series A, Rev., 5.500%, 09/15/23	774
	Hawaii — 1.5%
1,000	State of Hawaii, Series DK, GO, 5.000%, 05/01/18	1,078
	Louisiana — 84.3%
885	Caddo-Bossier Parishes Board Commission, Limited Tax, Rev., Assured Guaranty Ltd., 4.000%, 03/01/14	935
1,000	Calcasieu Parish Public Trust Authority, Student Lease, McNeese Student Housing Project, Rev., MBIA, 5.375%, 05/01/11	1,017
1,125	Calcasieu Parish School District No. 30, Ward 4, Public School Improvement, GO, FSA, 5.000%, 02/15/12	1,156
1,815	City of New Orleans, Capital Appreciation, GO, AMBAC, Zero Coupon, 09/01/17	1,216
490	City of New Orleans, Home Mortgage Authority, SO, 6.250%, 01/15/11 (p)	528
1,000	City of New Orleans, Sewer Service, Rev., MBIA, 5.000%, 04/02/09 (i)	811
1,000	City of Shreveport, GO, FSA, 4.000%, 04/01/18	1,039
	City of Shreveport, Certificates of Indebtedness,
1,000	Series A, Rev., AMBAC, 5.000%, 10/01/09	1,028
1,000	Series A, Rev., AMBAC, 5.500%, 10/01/09	1,037
1,000	Jefferson Sales Tax District, Rev., AMBAC, 5.000%, 12/01/15	965
2,000	Lafayette Parish School Board, Public Schools, Rev., FSA, 5.000%, 04/01/14	2,233
1,500	Louisiana Energy & Power Authority, Rev., FSA, 5.750%, 01/01/13	1,675
250	Louisiana Housing Finance Agency, Single Family Mortgage, Series B-2, Rev., AMT, GNMA/FNMA, FHA/VA MTGS, 4.800%, 04/02/09	251
3,000	Louisiana Local Government Environmental Facilities & Community Development Authority, Capital Projects & Equipment Acquisition, Rev., AMBAC, 5.250%, 12/01/18	3,240
1,775	Louisiana Local Government Environmental Facilities & Community Development Authority, Lake Charles Public Improvement Project, Rev., AMBAC, 5.000%, 05/01/17	1,890
1,275	Louisiana Local Government Environmental Facilities & Community Development Authority, Shreveport Airport Systems, Series B, Rev., AMT, FSA, 5.625%, 01/01/19	1,280
	Louisiana Office Facilities Corp., Capitol Complex Program,
2,055	Rev., AMBAC, 5.500%, 05/01/11	2,184
1,000	Series A, Rev., MBIA, 5.125%, 04/02/09	1,012
1,000	Series A, Rev., MBIA, 5.375%, 04/02/09	1,013
1,220	Series A, Rev., MBIA, 5.500%, 04/02/09	1,235
7,000	Louisiana Public Facilities Authority, CR, Series B, Rev., FNMA, Zero Coupon, 12/01/19 (p)	4,561
8,000	Louisiana Public Facilities Authority, CR, Multi-Family Housing, Series A, Rev., FHLMC, Zero Coupon, 02/01/20 (p)	5,081
2,495	Louisiana Public Facilities Authority, Department of Public Safety, JT Emergency, Rev., FSA, 5.500%, 08/01/11 (p)	2,741
1,475	Louisiana Public Facilities Authority, Hospital, Franciscan Missionaries, Series A, Rev., FSA, 5.500%, 07/01/12	1,589
	Louisiana Public Facilities Authority, Hospital, Women’s Foundation Project,
500	Rev., FSA, 6.000%, 10/01/10 (p)	539
1,000	Rev., MBIA-RE, FGIC, 5.000%, 04/01/15	895
1,000	Louisiana Public Facilities Authority, Hurricane Recovery Program, Rev., AMBAC, 5.000%, 06/01/17	1,025
1,000	Orleans Parish, Parishwide School District, Series A, GO, FGIC, 5.125%, 04/02/09 (i)	1,000
250	Orleans Parish, School Board, GO, FGIC, 5.300%, 04/02/09 (i)	250
555	Orleans Parish, School Board, Public School, Capital Refinancing, Rev., MBIA, 6.000%, 06/01/09	561
1,000	Ouachita Parish, Hospital Service District 1, Glenwood Regional Medical Center, Rev., FSA, 5.700%, 05/15/10 (p)	1,058
	Parish of East Baton Rouge, Road and Street Improvements,
1,000	Rev., Assured Guaranty Ltd., 5.000%, 08/01/19	1,058
1,000	Rev., Assured Guaranty Ltd., 5.000%, 08/01/19	1,046
840	Port New Orleans Board of Commissioners, Rev., AMBAC, 5.625%, 04/01/11 (p)	913
835	Port New Orleans Board of Commissioners, Unrefunded Balance, Rev., AMBAC, 5.625%, 04/01/11	842

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MUNICIPAL BOND FUNDS   25

JPMorgan Louisiana Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Louisiana — Continued
1,000	St. Tammany Parishwide School District No. 12, GO, Assured Guaranty Ltd., 5.000%, 03/01/18	1,123
	State of Louisiana,
1,500	Series A, GO, FGIC, 5.250%, 11/15/10 (p)	1,605
1,375	Series A, GO, MBIA, 5.800%, 08/01/10	1,449
1,000	Series A, GO, MBIA-RE, FGIC, 5.500%, 05/15/11	1,059
3,500	Series B, GO, MBIA, 5.625%, 08/01/13	3,889
1,500	Series C, GO, FSA, 5.000%, 05/01/16	1,662
1,085	Tangipahoa Parish, School Board, Rev., AMBAC, 5.500%, 03/01/11	1,139
		60,830
	Massachusetts — 1.6%
1,000	Commonwealth of Massachusetts, Consolidated Loan, Series D, GO, 5.000%, 08/01/16	1,132
	Ohio — 4.0%
1,000	Franklin County Convention Facilities Authority, Tax & Lease Anticipation Bonds, Rev., 5.000%, 12/01/17	1,071
	Ohio Housing Finance Agency, Hillwood II Project,
495	Rev., AMT, GNMA COLL, 4.375%, 05/20/11	506
1,245	Rev., AMT, GNMA COLL, 4.700%, 05/20/16	1,312
		2,889
	Total Long-Term Investments (Cost $64,173)	67,756

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 5.2%
	Investment Company — 5.2%
3,786	JPMorgan Tax Free Money Market Fund, Institutional Class Shares, 0.680% (b) (l) (Cost $3,786)	3,786
	Total Investments — 99.1% (Cost $67,959)	71,542
	Other Assets in Excess of Liabilities — 0.9%	649
	NET ASSETS — 100.0%	$72,191

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

26   J.P. MORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2009

JPMorgan Michigan Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Long-Term Investments — 98.9%
	Municipal Bonds — 98.9%
	Arizona — 1.4%
2,600	Salt River Project Agricultural Improvement & Power District, Series A, Rev., 5.000%, 01/01/18	2,723
	Colorado — 0.7%
3,000	E-470 Public Highway Authority, Capital Appreciation, Series B, Rev., MBIA-RE, Zero Coupon, 09/01/19	1,416
	Florida — 1.0%
2,000	Miami-Dade County, Aviation, Series B, Rev., AMT, FSA-CR, XLCA, 5.000%, 10/01/15	1,936
	Michigan — 87.4%
2,500	Battle Creek, Tax Allocation, MBIA-RE, 5.000%, 05/01/09 (m)	2,514
2,300	Caledonia Community Schools, GO, MBIA-RE, Q-SBLF, 5.000%, 05/01/15	2,431
1,675	Charles Stewart Mott Community College, Community College Facilities, GO, MBIA-RE, 5.000%, 05/01/15	1,777
	Chelsea Economic Development Corp., United Methodist Retirement,
2,000	Rev., 5.400%, 04/02/09	1,525
1,075	Rev., 5.400%, 04/02/09	991
2,840	Chippewa Valley Schools, GO, MBIA-RE, Q-SBLF, 5.000%, 05/01/13	3,104
4,000	City of Dearborn School District, GO, MBIA-RE, FGIC, Q-SBLF, 5.000%, 05/01/17	4,321
	City of Detroit,
2,570	Series A, GO, FSA, 5.250%, 04/02/09	2,573
1,500	Series A-1, GO, MBIA-RE, 5.375%, 10/01/11	1,377
2,000	Series B, Rev., MBIA-RE, 6.000%, 07/01/10	2,073
4,015	Series B, Rev., VAR, MBIA, 5.250%, 07/01/17	4,118
	City of Detroit, Capital Appreciation,
5,000	Series A, Rev., MBIA-RE, FGIC, Zero Coupon, 07/01/13	4,242
1,500	Series A, Rev., MBIA-RE, FGIC, Zero Coupon, 07/01/17	1,016
3,000	City of Detroit, Water Supply System, Senior Lien, Series A, Rev., FSA, 5.000%, 07/01/16	3,181
1,800	City of Detroit, Wayne County Stadium Authority, Rev., MBIA-RE, FGIC, 5.500%, 04/02/09	1,802
1,500	City of Grand Rapids, Water Supply , Rev., MBIA-RE, FGIC, 5.750%, 01/01/11	1,586
	City of Jackson, Capital Appreciation, Downtown Development,
1,620	GO, FSA, Zero Coupon, 06/01/16	1,240
1,710	GO, FSA, Zero Coupon, 06/01/17	1,237
2,060	GO, FSA, Zero Coupon, 06/01/18	1,401
1,200	GO, FSA, Zero Coupon, 06/01/19	763
2,075	East Grand Rapids Public School District, GO, FSA, Q-SBLF, 5.000%, 05/01/14	2,226
1,000	Ecorse Public School District, GO, FSA, Q-SBLF, 5.250%, 05/01/15	1,081
1,105	Emmet County Building Authority, GO, AMBAC, 5.000%, 05/01/13	1,202
1,000	Fitzgerald Public School District, School Building & Site, Series B, GO, AMBAC, 5.000%, 11/01/14 (p)	1,150
1,000	Grand Blanc Community Schools, School Building & Site, GO, FSA, Q-SBLF, 5.000%, 05/01/14	1,106
1,370	Grand Rapids Building Authority, GO, AMBAC, 5.750%, 08/01/10	1,462
2,000	Harper Creek Community School District, GO, Q-SBLF, 5.500%, 05/01/11 (p)	2,179
2,660	Hartland Consolidated School District, GO, Q-SBLF, 5.375%, 05/01/11	2,820
1,515	Healthsource Saginaw, Inc., GO, MBIA-RE, 5.000%, 05/01/15	1,578
1,600	Howell Public Schools, School Building & Site, GO, Q-SBLF, 5.000%, 11/01/13	1,766
	Jackson Public Schools, School Building & Site,
1,130	GO, FGIC, Q-SBLF, 5.600%, 05/01/10 (p)	1,193
1,620	GO, FSA, Q-SBLF, 5.000%, 05/01/14	1,738
1,250	Lansing Community College, Building & Site, GO, MBIA-RE, 5.000%, 05/01/13	1,339
	Lowell Area Schools, Capital Appreciation,
5,000	GO, MBIA-RE, FGIC, Q-SBLF, Zero Coupon, 05/01/14	4,159
1,425	GO, MBIA-RE, FGIC, Q-SBLF, Zero Coupon, 05/01/16	1,071
1,155	Michigan Higher Education Facilities Authority, Calvin College Project, Limited Obligation, Rev., 5.500%, 12/01/10 (p)	1,239
1,240	Michigan Higher Education Facilities Authority, Kettering University, Limited Obligation, Rev., AMBAC, 5.500%, 09/01/11	1,283
	Michigan Higher Education Student Loan Authority,
1,200	Series XII-T, Rev., AMBAC, 5.300%, 09/01/10	1,150
1,000	Series XVII-A, Rev., VAR, AMBAC, 5.750%, 06/01/09	908
1,500	Series XVII-F, Rev., AMBAC, 4.200%, 03/01/09	1,500
1,250	Michigan Municipal Bond Authority, Drinking Water Revolving Fund, Rev., 5.000%, 10/01/14	1,376

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MUNICIPAL BOND FUNDS   27

JPMorgan Michigan Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Michigan — Continued
1,055	Michigan Municipal Bond Authority, Local Government Lien Program, Series 4-A, Rev., AMBAC, 5.000%, 05/01/14	1,132
1,245	Michigan Public Power Agency, Combustion Turbine No. 1 Project, Series A, Rev., AMBAC, 5.250%, 01/01/12	1,329
	Michigan State Building Authority, Facilities Program,
2,675	Series 1, Rev., 5.250%, 10/15/09	2,724
1,250	Series I, Rev., FSA, 5.250%, 10/15/13	1,348
	Michigan State Hospital Finance Authority, Mercy Health Services,
1,000	Series R, Rev., AMBAC, 5.375%, 04/02/09 (p)	1,003
3,795	Series U, Rev., 5.625%, 04/02/09 (p)	3,827
6,875	Series W, Rev., FSA, 5.250%, 04/02/09 (p)	6,928
	Michigan State Hospital Finance Authority, Oakwood Obligation Group,
2,000	Series A, Rev., 5.000%, 07/15/14	1,980
1,030	Series A, Rev., 5.000%, 07/15/17	989
1,815	Michigan State Hospital Finance Authority, Port Huron Hospital Obligation, Rev., FSA, 5.375%, 04/02/09	1,819
	Michigan State Hospital Finance Authority, Sparrow Obligation Group,
1,000	Rev., 5.000%, 11/15/15	972
1,000	Rev., 5.000%, 11/15/16	964
500	Rev., 5.000%, 11/15/17	470
1,000	Rev., 5.000%, 11/15/17	919
1,500	Rev., MBIA-RE, 5.000%, 05/15/15	1,407
	Michigan State Housing Development Authority, Weston, Limited Obligation,
975	Series A, Rev., GNMA COLL, 4.100%, 12/20/14	946
1,880	Series A, Rev., GNMA COLL, 4.600%, 12/20/14	1,630
	Michigan State Trunk Line,
2,450	Rev., FSA, 5.000%, 11/01/16	2,779
1,000	Rev., FSA, 5.250%, 11/01/20	1,126
1,170	Michigan Strategic Fund, Detroit Pollution Fund, Series BB, Rev., AMBAC, 7.000%, 05/01/21	1,265
1,500	Michigan Strategic Fund, House of Representatives Facilities, Series A, Rev., Assured Guaranty, Ltd., 5.250%, 10/15/18	1,630
1,055	Midland County Building Authority, Rev., FSA, 5.000%, 10/01/15	1,194
1,210	Newaygo Public Schools, GO, MBIA-RE, Q-SBLF, 5.000%, 05/01/15	1,251
1,000	North Kent Sewer Authority, Rev., MBIA-RE, 5.000%, 11/01/16	1,058
150	Northwestern Michigan College, Improvement, Unrefunded Balance, GO, FGIC, 5.600%, 10/01/09	153
2,500	Oakland County Economic Development Corp., Cranbrook Educational Community, Rev., 5.000%, 05/01/09	2,530
1,670	Oakland University, Rev., AMBAC, 5.250%, 05/15/14	1,791
1,070	Otsego Public School District, GO, FSA, Q-SBLF, 5.000%, 05/01/17	1,192
1,000	Otsego Public School District, School Building & Site, GO, FSA, Q-SBLF, 5.000%, 05/01/14 (p)	1,141
400	Paw Paw Public School District, GO, MBIA-RE, FGIC, Q-SBLF, 6.500%, 05/01/09	404
1,910	Pinckney Community Schools, GO, FSA, Q-SBLF, 5.000%, 05/01/14	2,032
	Rochester Community School District,
3,000	GO, FSA, Q-SBLF, 5.000%, 05/01/14	3,266
1,000	GO, MBIA-RE, Q-SBLF, 5.000%, 05/01/19	1,101
1,000	Rockford Public School District, GO, FSA, Q-SBLF, 5.000%, 05/01/15	1,057
1,935	South Lyon Community Schools, Series II, GO, MBIA-RE, FGIC, Q-SBLF, 5.000%, 05/01/15	2,017
1,375	South Lyon Community Schools, School Building & Site, GO, FGIC, 5.250%, 11/01/12 (p)	1,551
1,500	South Redford School District, School Building & Site, GO, MBIA-RE, Q-SBLF, 5.000%, 05/01/15	1,548
1,450	Southfield Library Building Authority, GO, MBIA-RE, 5.000%, 05/01/15	1,569
	Southfield Public Schools, School Building & Site,
3,100	Series B, GO, FSA, Q-SBLF, 5.125%, 05/01/14 (p)	3,552
	State of Michigan,
3,000	Rev., FSA, 5.250%, 11/01/16	3,428
4,500	Rev., FSA, 5.250%, 11/01/17	5,143
3,130	Rev., FSA, 5.250%, 05/15/18	3,586
1,000	Rev., FSA, 5.250%, 05/15/21	1,114
	State of Michigan, Environmental Program,
1,345	Series A, GO, 5.000%, 05/01/14	1,443
2,690	Series A, GO, 5.250%, 05/01/13 (p)	3,048
735	Tawas City Hospital Finance Authority, St. Joseph, Asset Guaranty, Ltd., Series A, Rev., RADIAN-IBCC, 5.600%, 04/02/09 (p)	784
1,000	University of Michigan, Hospital, Series D, Rev., 5.000%, 12/01/10	1,052
1,000	Utica Community Schools, School Building & Site, GO, MBIA-RE, Q-SBLF, 5.000%, 05/01/15	1,125

SEE NOTES TO FINANCIAL STATEMENTS.

28   J.P. MORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Michigan — Continued
2,000	Walled Lake Consolidated School District, GO, Q-SBLF, 5.250%, 05/01/11	2,095
1,500	Wayne Charter County, Airport, Series D, Rev., MBIA-RE, FGIC, 5.250%, 12/01/09	1,538
1,175	Wayne County, Downriver Sewer Disposal, Series B, GO, MBIA-RE, 5.125%, 11/01/09	1,199
	Wayne State University,
2,000	Rev., MBIA-RE, FGIC, 5.250%, 11/15/09	2,059
2,000	Rev., MBIA-RE, FGIC, 5.375%, 11/15/09	2,063
1,000	Western Michigan University, Rev., MBIA-RE, 5.000%, 11/15/13	1,054
1,000	Willow Run Community Schools, GO, FSA, Q-SBLF, 5.000%, 05/01/15	1,057
1,500	Wyandotte Electric, Rev., MBIA-RE, 4.000%, 10/01/09	1,517
		175,697
	New Jersey — 1.6%
3,000	New Jersey Transportation Trust Fund Authority, Grant Anticipation Bonds, Series A, Rev., MBIA-RE, FGIC, 5.000%, 06/15/15	3,280
	Puerto Rico — 1.1%
2,195	Commonwealth of Puerto Rico, GO, MBIA-RE, 6.250%, 07/01/12	2,263
	Tennessee — 1.4%
3,200	Tennessee Energy Acquisition Corp., Series A, Rev., 5.000%, 09/01/14	2,715
	Texas — 3.5%
1,500	City of San Antonio, Rev., MBIA-RE, 5.000%, 05/15/15	1,594
1,000	Conroe Independent School District, Series C, GO, PSF-GTD, 5.000%, 02/15/15	1,076
4,000	Texas Public Finance Authority, Building & Procurement Projects, Series A, Rev., AMBAC, 5.000%, 02/01/14	4,452
		7,122
	Washington — 0.8%
1,500	City of Seattle, Water Systems, Rev., MBIA-RE, 5.000%, 09/01/15	1,588
	Total Long-Term Investments (Cost $194,619)	198,740

SHARES
Short-Term Investment — 0.3%
	Investment Company — 0.3%
493	JPMorgan Tax Free Money Market Fund, Institutional Class Shares, 0.680% (b) (l) (Cost $493)	493
	Total Investments — 99.2% (Cost $195,112)	199,233
	Other Assets in Excess of Liabilities — 0.8%	1,692
	NET ASSETS — 100.0%	$200,925

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MUNICIPAL BOND FUNDS   29

JPMorgan Municipal Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Long-Term Investments — 98.6%
	Municipal Bonds — 97.7%
	Alabama — 0.9%
	Alabama 21st Century Authority, Tobacco Settlement,
1,790	Rev., 5.750%, 06/01/10	1,759
2,290	Rev., 5.850%, 06/01/10	2,238
1,020	Rev., 5.500%, 12/01/10	1,023
2,000	Rev., 5.750%, 12/01/11	1,758
3,365	Alabama Public School & College Authority, Capital Improvement, Rev., 5.250%, 04/02/09 (m)	3,426
1,290	Fairfield Industrial Development Board, USX Corp. Project, Rev., VAR, 5.400%, 11/01/11	1,262
		11,466
	Alaska — 2.4%
3,810	Alaska Housing Finance Corp., Home Mortgage, Series A, Rev., AMT, MBIA-RE, 5.000%, 06/01/15	3,800
	Alaska Student Loan Corp.,
3,690	Series A, Rev., AMBAC, 6.050%, 07/01/10 (p)	3,850
4,500	Series A, Rev., GTD Student Loans, 5.000%, 06/01/11	4,596
3,000	Series A-2, Rev., AMT, 5.000%, 12/01/16	2,891
3,000	Series A-3, Rev., AMT, 5.000%, 06/01/13	3,043
	City of North Slope Boro,
1,000	Series A, GO, MBIA-RE, Zero Coupon, 06/30/10	974
6,350	Series A, GO, MBIA-RE, Zero Coupon, 06/30/13	5,601
	Southeast Alaska Power Agency,
4,805	Series A, Rev., LOC: Dexia Credit Local, 5.000%, 07/01/14 (p)	5,382
		30,137
	Arizona — 2.5%
2,000	Arizona Health Facilities Authority, Banner Health, Series D, Rev., 5.000%, 01/01/13	2,071
420	Arizona Housing Finance Authority, Series 2A, Rev., GNMA/FNMA/FHLMC, 5.625%, 07/01/12	398
2,100	Arizona State University, Board of Regents, COP, MBIA-RE, 5.000%, 07/01/15	2,371
3,595	City of Phoenix, Series B, GO, 5.000%, 07/01/12 (p)	3,893
2,645	City of Scottsdale, Rev., 5.250%, 07/01/22	3,000
1,510	Gila County, COP, 6.400%, 06/01/14 (i)	1,506
1,000	Gila County IDA, Cobre Valley Community Hospital, Rev., ACA, 6.000%, 12/01/10	790
	Maricopa County IDA, Single Family Mortgage,
4,285	Series 1B, Rev., GNMA/FNMA, 5.650%, 05/01/16	4,211
570	Series 2B, Rev., GNMA/FNMA/FHLMC, 5.950%, 09/01/12	553
550	Phoenix IDA, Single Family Mortgage, Series 2002-2, Rev., AMT, GNMA/FNMA/FHLMC, 5.950%, 09/01/12	534
	Pinal County,
2,910	COP, 5.250%, 12/01/14	2,975
3,065	COP, 5.250%, 12/01/14	3,098
3,000	Scottsdale IDA, Healthcare, Series A, Rev., 5.000%, 09/01/16	2,989
	Tucson & Prima Counties IDA, Single Family Mortgage,
760	Series 1A, Rev., GNMA COLL, 5.625%, 07/01/12	721
1,875	Series B, Rev., GNMA/FNMA/FHLMC, 4.600%, 06/01/17	1,802
	Tucson & Prima Counties IDA, Single Family Mortgage, Mortgage-Backed Securities Program,
70	Series 1A, Rev., GNMA/FNMA, 5.700%, 01/01/10	71
45	Series 1A, Rev., GNMA/FNMA, 6.100%, 01/01/10	46
		31,029
	Arkansas — 1.1%
960	Arkansas Development Finance Authority, Single Family Mortgage, Series D, Rev., AMT, GNMA/FNMA, 5.500%, 01/01/17	956
5,000	Baxter County, Hospital Improvement, Series A, Rev., 5.600%, 09/01/09	4,392
	City of Fayetteville, Sales & Use Tax,
230	Rev., FSA, 4.125%, 11/01/15	235
330	Rev., FSA, 4.250%, 11/01/15	339
1,095	Series A, Rev., FSA, 4.000%, 11/01/16	1,073
	City of Springdale, Sales & Use Tax,
2,000	Rev., FSA, 4.200%, 07/01/13	1,973
3,000	Rev., FSA, 4.250%, 07/01/13	2,967
14	Lonoke County Residential Housing Facilities Board, Single Family Mortgage, Series A-2, Rev., FNMA COLL, 7.900%, 04/01/11	14
1,875	Rogers Arkansas Water Revenue Improvement, Capital Improvement, GO, XLCA, 4.250%, 03/01/17	1,903

SEE NOTES TO FINANCIAL STATEMENTS.

30   J.P. MORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Arkansas — Continued
7	Stuttgart Public Facilities Board, Single Family Mortgage, Series A, Class A-2, Rev., FNMA COLL, 7.900%, 04/02/09	7
		13,859
	California — 5.3%
1,370	California Home Mortgage Finance Authority, Mortgage-Backed Securities Program, Series E, Rev., GNMA/FNMA/FHLMC, 4.350%, 02/01/17	1,336
1,480	California Housing Finance Agency, Multi-Family Housing III, Series A, Rev., AMT, 5.375%, 03/18/09	1,276
	California Rural Home Mortgage Finance Authority, Single Family Mortgage, Mortgage-Backed Security Program,
1,835	Series A, Rev., FNMA/GNMA/FHLMC, 4.200%, 02/01/17	1,781
65	Series A, Rev., GNMA/FNMA, 5.000%, 06/01/11	65
2,360	Series A, Rev., GNMA/FNMA/FHLMC, 5.400%, 06/01/16	2,325
2,350	Series C, Rev., GNMA/FNMA/FHLMC, 4.100%, 02/01/17	2,275
5,245	Series FH-1, Rev., 5.500%, 02/01/16	4,787
3,000	California Statewide Communities Development Authority, Inland Regional Center, Rev., 5.000%, 12/01/17	2,662
4,685	California Statewide Communities Development Authority, Poinsettia Apartments, Series B, Rev., VAR, LIQ: FNMA, 4.750%, 06/15/11	4,809
1,000	Golden State Tobacco Securitization Corp., Asset-Backed, Series A-1, Class A, Rev., 5.000%, 06/01/15	909
4,375	Kaweah Delta Health Care District, Rev., 5.000%, 08/01/12	3,927
3,400	Pasadena Area Community College District, Election of 2002, Series C, GO, AMBAC, Zero Coupon, 08/01/14	2,879
75	Redondo Beach, Redevelopment Agency, Residential Mortgage, Series B, Rev., 6.250%, 04/02/09 (i)	73
5,000	Sacramento City Financing Authority, Rev., MBIA-RE, FGIC, 5.000%, 12/01/15	5,012
4,000	San Francisco City & County Airports Commission, Series 34E, Rev., AMT, FSA, 5.750%, 05/01/18	4,079
	State of California,
5,000	GO, 5.125%, 04/01/14	5,008
5,000	GO, 5.000%, 10/01/15	5,345
5,000	State of California, Economic Recovery, Series B, GO, VAR, 5.000%, 03/01/10	5,133
	State of California, Various Purpose,
5,000	GO, 5.000%, 03/01/14	5,332
1,415	GO, 5.000%, 06/01/13	1,513
5,000	GO, 5.000%, 12/01/17	4,873
		65,399
	Colorado — 5.0%
2,300	Arapahoe County, Single Family Mortgage, Rev., IMI, Zero Coupon, 09/01/10 (p)	2,241
1,920	City of Aurora, McKesson Corp. Project, Series A, Rev., 5.375%, 04/02/09	1,920
5,030	City of Aurora, Single Family Mortgage, Series A-2, Rev., Zero Coupon, 03/01/13 (p)	3,426
405	City of Erie, Unrefunded Balance, Rev., ACA, 5.125%, 04/02/09 (i)	403
	Colorado Health Facilities Authority, Adventist Health,
135	Series E, Rev., 5.000%, 11/15/13 (p)	154
2,365	Series E, Rev., 5.000%, 11/15/13	2,451
2,415	Colorado Health Facilities Authority, Parkview Medical Center Project, Series B, Rev., 5.000%, 09/01/17	2,187
1,350	Colorado Housing & Facilities Finance Authority, Capital Appreciation, Single Family Program, Series C-1, Rev., AMT, Zero Coupon, 04/02/09	362
	Colorado Housing & Facilities Finance Authority, Multi-Family Project,
650	Series C-3, Class I, Rev., AMT, 4.450%, 04/01/11	661
985	Series C-3, Class I, Rev., AMT, 4.550%, 10/01/12	1,006
975	Series C-3, Class I, Rev., AMT, 4.650%, 10/01/12	995
	Colorado Housing & Facilities Finance Authority, Single Family Program,
140	Series B-2, Rev., MBIA-RE-IBC, 6.800%, 10/01/09	142
1,090	Series C-2, Rev., AMT, FHA/VA MTGS, 7.050%, 10/01/09	1,151
	Denver City & County, Airport,
5,000	Series A, Rev., AMBAC, 6.000%, 11/15/10	5,146
2,410	Series D, Rev., FSA, 5.500%, 11/15/13 (f)(u)	2,482
4,070	Series D, Rev., FSA, 5.500%, 11/15/14 (f)(u)	4,174
1,000	Series D, Rev., FSA, 5.500%, 11/15/15 (f)(u)	1,022
2,500	Series D, Rev., FSA, 5.500%, 11/15/16 (f)(u)	2,538

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MUNICIPAL BOND FUNDS   31

JPMorgan Municipal Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Colorado — Continued
	Denver City & County, Capital Appreciation, Single Family Mortgage,
1,000	Series A, Rev., MGIC, Zero Coupon, 03/18/09	932
9,850	Series A, Rev., MGIC, Zero Coupon, 03/18/09	7,496
4,338	Denver City & County, Single Family Mortgage, Series A, Rev., VAR, AMT, GNMA/FNMA/FHLMC, 5.550%, 08/01/16	4,278
	Denver City & County, Single Family Mortgage, Metropolitan Mayors Caucus,
175	Rev., GNMA/FNMA/FHLMC COLL, 6.000%, 05/01/12	177
410	Rev., GNMA/FNMA/FHLMC COLL, 6.150%, 05/01/12	419
150	Series A, Rev., GNMA/FNMA/FHLMC COLL, 7.300%, 11/01/10	152
675	Denver City & County, Special Facilities, Airport, Rental Car Project, Series A, Rev., MBIA-RE, 6.000%, 04/02/09	682
5,660	Douglas County, School District No. Re-1, Drivers, Series 163, GO, VAR, MBIA, 11.328%, 06/15/09	6,716
	El Paso County, Single Family Mortgage,
115	Series A, Rev., GNMA/FNMA/FHLMC COLL, 6.200%, 05/01/09	116
3,072	Series A, Rev., VAR, GNMA/FNMA, 5.350%, 03/01/16	3,029
1,705	El Paso County, Single Family Mortgage, Southern Front Range, Series E, Rev., AMT, GNMA/FNMA/FHLMC, 5.850%, 10/01/17	1,705
166	IDK Partners III Trust, Pass-Through Certificates, Class A, 5.100%, 08/01/23 (i)	166
3,500	Mesa County, Compound Interest, Rev., Zero Coupon, 12/01/11 (p)	3,313
		61,642
	Delaware — 0.8%
	Delaware State Housing Authority, Single Family Mortgage,
1,210	Series A, Rev., GNMA/FNMA/FHLMC, 4.350%, 01/01/17	1,175
955	Series A-1, Rev., AMBAC, 5.170%, 07/01/09	915
2,325	Series B, Rev., 4.350%, 07/01/17	2,115
4,815	Series C-1, Rev., AMT, GNMA/FNMA/FHLMC, 5.550%, 07/01/17	4,765
1,065	Series D-1, Rev., AMT, 4.625%, 07/01/17	1,039
		10,009

	District of Columbia — 1.2%
11,840	District of Columbia, COP, AMBAC, 5.250%, 01/01/13	12,629
2,410	District of Columbia Housing Finance Agency, Single Family Program, Series B, Rev., AMT, 5.625%, 06/01/15	2,437
		15,066
	Florida — 6.8%
1,740	Broward County Housing Finance Authority, Series B, Rev., AMT, 4.500%, 04/01/17	1,581
	Capital Projects Finance Authority, Capital Projects Loan Program,
2,385	Series F-1, Rev., MBIA-RE, 5.500%, 08/01/11	2,404
2,880	Series F-1, Rev., MBIA-RE, 5.500%, 08/01/11	2,875
5,000	Citizens Property Insurance Corp., High Risk Accounts, Series A, Rev., MBIA-RE, 5.000%, 03/01/17	4,956
4,000	Collier County School Board, COP, FSA, 5.250%, 02/15/21	4,256
	Escambia County, Housing Finance Authority, Single Family Mortgage, Multi-County Program,
2,915	Series A, Rev., GNMA/FNMA/FHLMC, FHA/VA GTD, 4.800%, 04/01/15	2,712
1,190	Series A-1, Rev., GNMA/FNMA/FHLMC, 4.150%, 04/01/16	1,122
	Fort Pierce Utilities Authority,
3,685	Rev., AMBAC, 5.000%, 10/01/12	3,972
2,330	Rev., AMBAC, 5.000%, 10/01/13	2,491
4,640	Rev., AMBAC, 5.000%, 10/01/13	4,924
	Highlands County Health Facilities Authority, Adventist Health,
1,000	Series A, Rev., VAR, 5.000%, 11/15/15	1,014
500	Series A, Rev., VAR, 5.000%, 11/15/15	509
2,500	Highlands County Health Facilities Authority, Adventist Health Sunbelt, Rev., VAR, 3.950%, 09/01/12	2,528
	Hillsborough County Aviation Authority, Tampa International Airport,
7,890	Series A, Rev., MBIA-RE, 5.375%, 10/01/13	7,992
5,000	Series A, Rev., MBIA-RE, 5.500%, 10/01/13	5,114
	Hillsborough County Housing Finance Authority,
1,500	Series 2, Rev., AMT, GNMA/FNMA/FHLMC, 4.400%, 10/01/16	1,357
1,940	Rev., AMT, GNMA/FNMA/FHLMC, 5.200%, 04/01/15	1,909

SEE NOTES TO FINANCIAL STATEMENTS.

32   J.P. MORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Florida — Continued
	Lee County, Solid Waste System,
1,135	Rev., MBIA-RE, 5.625%, 10/01/11	1,162
6,850	Series A, Rev., AMBAC, 5.000%, 10/01/16	6,281
2,900	Miami-Dade County, Sub Series A, Rev., SO, MBIA-RE, Zero Coupon, 04/02/09	1,893
1,025	Miami-Dade County Housing Finance Authority, Home Ownership Mortgage, Series A-1, Rev., GNMA/FNMA, 5.300%, 04/01/15	949
2,000	Miami-Dade County School Board, Series A, COP, MBIA-RE, FGIC, 5.000%, 05/01/15	2,108
3,000	Miami-Dade County, Miami International Airport, Series B, Rev., AMT, CIFG/FSA-CR, 5.000%, 10/01/15	3,024
	Orange County, Housing Finance Authority,
2,520	Series A, Rev., AMT, GNMA, 5.125%, 03/01/17	2,446
655	Series B, Rev., AMT, GNMA/FNMA, 5.400%, 09/01/12	646
	Pinellas County Housing Finance Authority, Multi-County Program,
2,030	Series A-2, Rev., AMT, GNMA/FNMA/FHLMC, 4.900%, 03/01/17	1,892
2,010	Series B-1, Rev., GNMA/FNMA, 5.200%, 03/01/15	1,846
5,000	Port St. Lucie, Rev., MBIA-RE, 5.250%, 09/01/24	5,227
5,000	South Miami Health Facilities Authority, Baptist Health South Florida Group, Rev., 5.000%, 08/15/17	4,915
		84,105
	Georgia — 1.3%
2,970	Atlanta Urban Residential Finance Authority, Multi-Family Housing, Mortgage-Backed Securities, Series B, Rev., GNMA/FNMA/FHLMC, 5.500%, 10/01/17	2,920
5,000	Fulton County School District, GO, 5.500%, 01/01/21	5,773
5,000	Gwinnett County Development Authority, Public Schools Project, COP, MBIA-RE, 5.250%, 01/01/22	5,527
3,000	Main Street Natural Gas, Inc., Series A, Rev., 5.500%, 09/15/24	2,302
		16,522

	Hawaii — 0.0% (g)
445	Hawaii Housing & Community Development Corp., Multi-Family Housing, Sunset Villas, Rev., GNMA COLL, 5.000%, 07/20/10	460
	Idaho — 0.4%
905	Idaho Housing & Finance Association, Series A, Class III, Rev., 5.550%, 07/01/11	911
	Idaho Housing & Finance Association, Single Family Mortgage,
85	Series A, Rev., FHA/VA MTGS, 5.350%, 04/02/09	86
1,500	Series A, Class I, Rev., 6.250%, 01/01/17	1,536
1,590	Series B, Class III, Rev., 5.000%, 01/01/15	1,477
85	Series D, Rev., FHA/VA MTGS, 6.450%, 04/02/09	85
135	Series E-2, Rev., 5.950%, 04/02/09	135
175	Series H, Rev., FHA/VA MTGS, 6.050%, 04/02/09	175
		4,405
	Illinois — 6.0%
3,000	Chicago Board of Education, Series C, GO, 5.250%, 12/01/18	3,055
5,980	Chicago O’Hare International Airport, 3rd Lien, Series C, Rev., AMT, MBIA-RE, 5.250%, 01/01/15	5,451
5,000	Chicago Transit Authority, Federal Transit Administration, Section 5307, Series A, Rev., AMBAC, 5.250%, 06/01/13	5,481
	City of Aurora, Single Family Mortgage,
2,825	Series A, Rev., AMT, GNMA/FNMA/FHLMC, FHA/VA GTD, 5.500%, 12/01/39	2,795
2,863	Series B, Rev., GNMA/FNMA/FHLMC, 5.450%, 12/01/39	2,805
7,580	City of Chicago, Series A, GO, FSA, 5.250%, 06/01/09	8,272
350	City of Chicago Heights, Series A, GO, MBIA-RE, FGIC, 5.650%, 06/01/09 (p)	354
100	City of Chicago, Midway Airport, Series A, Rev., AMT, FSA, 5.125%, 01/01/11	92
3,485	City of Chicago, Peoples Gas Light & Coke, Series B, Rev., 4.750%, 07/01/09	3,553
	City of Chicago, Single Family Mortgage,
1,595	Series B, Rev., GNMA/FNMA/FHLMC COLL, 6.000%, 04/01/12	1,554
3,450	Series C, Rev., GNMA/FNMA, 5.750%, 12/01/15	3,468
1,135	Series C, Rev., GNMA/FNMA/FHLMC, 4.200%, 12/01/16	1,108
170	Series C, Rev., MBIA-IBC, GNMA/FNMA/FHLMC, 7.000%, 09/01/10	175
5,335	Series E, Rev., GNMA/FNMA/FHLMC, 5.500%, 06/01/16	5,280
3,835	Series K, Rev., GNMA/FNMA/FHLMC, 5.350%, 12/01/16	3,763

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MUNICIPAL BOND FUNDS   33

JPMorgan Municipal Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Illinois — Continued
35	City of Peru, IDR, Construction Freightways Corp. Project, Series B, Rev., 5.250%, 01/01/04 (d) (i)	2
	Illinois Developmental Finance Authority, Multi-Family Housing, Lincoln Place,
3,235	Series A, Rev., GNMA COLL, 6.500%, 07/20/10	3,516
4,465	Series A, Rev., GNMA COLL, 6.600%, 07/20/10	4,789
1,500	Illinois Finance Authority, OSF Healthcare Systems, Rev., 5.250%, 05/15/14	1,293
2,000	Illinois Finance Authority, Revolving Fund, Master Trust, Rev., 5.000%, 03/01/11	2,138
45	Peoria, Moline & Freeport, Single Family Collateral Mortgage, Series A, Rev., GNMA COLL/FHA/VA MTGS, 7.600%, 04/02/09	46
8,680	State of Illinois, GO, MBIA-RE, FGIC, 6.000%, 11/01/26	10,011
	University of Illinois, Academic Facilities Projects,
2,985	Series A, COP, AMBAC, 5.000%, 03/15/12	3,256
1,750	Series A, COP, AMBAC, 5.000%, 03/15/13	1,935
		74,192
	Indiana — 2.2%
	City of Indianapolis, Multi-Family Housing, Turtle Creek, North Apartments,
90	Series A, Rev., GNMA COLL/FHA 3.400%, 12/20/09	90
550	Series A, Rev., GNMA COLL/FHA, 4.150%, 12/20/09	549
700	Series A, Rev., GNMA COLL/FHA, 4.375%, 12/20/09	657
	Indiana Health & Educational Facilities Finance Authority, Baptist Homes of Indiana,
805	Rev., 5.000%, 11/15/12	806
1,095	Rev., 5.000%, 11/15/15	1,063
1,000	Rev., 5.250%, 11/15/15	830
	Indiana Health Facility Financing Authority, Ascension Health,
1,325	Series A, Rev., 5.000%, 04/01/10	1,368
1,750	Series A-1, Rev., 5.000%, 05/01/13	1,812
	Indiana Housing & Community Development Authority,
4,320	Series B-2, Rev., GNMA/FNMA, 5.000%, 07/01/14	4,229
3,050	Series C-2, Rev., GNMA/FNMA, 5.000%, 01/01/15	3,020
4,790	Indiana State Finance Authority Revenue, State Revolving Fund Program, Series B, Rev., 5.000%, 02/01/18	4,873
3,000	Indianapolis Local Public Improvement Bond Bank, Airport Authority, Series F, Rev., AMBAC, 5.250%, 01/01/14	3,003
4,050	Indianapolis Local Public Improvement Bond Bank, Waterworks Project, Series F, Rev., MBIA-RE, 5.000%, 01/01/16	4,318
60	Town of Fremont, Consolidated Freightways Corp. Project, Rev., 5.250%, 05/01/04 (d) (i)	4
		26,622
	Iowa — 0.4%
5,000	Tobacco Settlement Authority of Iowa, Asset-Backed, Series B, Rev., 5.300%, 06/01/11 (p)	5,377
	Kansas — 1.8%
1,905	City of Wichita, Hospital Facilities Improvement, Series XI, Rev., 6.750%, 11/15/09	1,979
	Sedgwick & Shawnee Counties, Single Family Mortgage,
3,495	Series A, Rev., GNMA/FNMA, 5.400%, 12/01/15	3,373
1,410	Series A-3, Rev., GNMA/FNMA, 5.500%, 06/01/15	1,392
820	Series A-3, Rev., GNMA/FNMA, 5.650%, 06/01/15	778
	Sedgwick & Shawnee Counties, Single Family Mortgage-Backed Securities Program,
4,870	Series A, Rev., GNMA/FNMA/FHLMC, 5.450%, 06/01/16	4,748
120	Series A, Rev., GNMA/FNMA, 5.250%, 06/01/12	115
870	Series A, Rev., GNMA/FNMA, 6.050%, 06/01/13	885
3,345	Series B-2, Rev., GNMA/FNMA/FHLMC, 5.250%, 06/01/16	3,245
1,410	Series B-3, Rev., GNMA/FNMA, 5.750%, 12/01/12	1,382
2,580	Series B-4, Rev., GNMA/FNMA/FHLMC, 4.250%, 12/01/16	2,394
1,510	Series B-5, Rev., GNMA/FNMA/FHLMC, 4.100%, 12/01/16	1,459
		21,750
	Louisiana — 2.8%
470	Calcasieu Parish Public Transportation Authority, Series A, Rev., GNMA/FNMA, 5.550%, 03/09/09	478
	Calcasieu Parish Public Transportation Authority, Single Family Mortgage,
270	Series B, Rev., GNMA/FNMA, 5.000%, 04/01/13	271

SEE NOTES TO FINANCIAL STATEMENTS.

34   J.P. MORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Louisiana — Continued
3,260	Series B, Rev., AMT, GNMA/FNMA/FHLMC, 5.350%, 09/01/16	3,207
	Jefferson Parish Home Mortgage Authority, Single Family Mortgage,
620	Series B-1, Rev., GNMA/FNMA COLL, 6.650%, 06/01/11	650
3,305	Series C, Rev., GNMA/FNMA, 4.500%, 12/01/13	3,158
205	Series C-1, Rev., GNMA/FNMA, 7.000%, 06/01/10	207
1,110	Jefferson Parish School Board, Sales & Use Tax, Single Family Mortgage, Series D, Rev., GNMA/FNMA/FHLMC, 4.000%, 12/01/16	1,100
	Louisiana Energy & Power Authority,
4,460	Rev., FSA, 5.750%, 01/01/11	4,777
4,320	Rev., FSA, 5.750%, 01/01/12	4,743
2,290	Rev., FSA, 5.750%, 01/01/13	2,558
160	Louisiana Housing Finance Agency, Single Family Access Program, Series D-2, Rev., AMT, GNMA/FNMA COLL, 7.050%, 06/01/10	163
5,000	Louisiana Public Facilities Authority, Franciscan Missionaries, Series A, Rev., FSA, 5.750%, 07/01/18	5,502
1,000	Louisiana State Military Department, CR, Rev., 5.000%, 08/01/15	1,058
	St. Tammany Parish Hospital Service District No. 2,
540	Series B, GO, RADIAN, 5.250%, 03/01/11	545
515	Series B, GO, RADIAN, 5.250%, 03/01/12	516
475	St. Tammany Parish Public Trust Financing Authority, Christwood Project, Rev., 5.700%, 04/02/09	379
	Tangipahoa Parish Hospital Service District No. 1, North Oaks Medical Center Project,
1,805	Series A, Rev., 5.000%, 02/01/12	1,728
2,000	Series A, Rev., 5.375%, 02/01/13	1,922
1,190	Series A, Rev., 5.375%, 02/01/13	1,116
		34,078
	Maryland — 2.3%
640	Baltimore County, Multi-Family Housing, Compound Interest, Series A, Rev., FHA, Zero Coupon, 04/02/09	273
5,000	Montgomery County, Public Improvement, Series A, GO, 5.000%, 08/01/18	5,832
810	Prince Georges County, Housing Authority, Bristol Pines Apartments Project, Rev., FNMA, 4.500%, 12/15/15	840
120	Prince Georges County, Housing Authority, Single Family Mortgage, Series A, Rev., AMT, GNMA/FNMA/FHLMC, 5.600%, 06/01/12	114
	State of Maryland, State and Local Facilities Lien,
6,000	Series 1, GO, 5.000%, 03/15/17	6,589
7,675	Series 2, GO, 5.000%, 08/01/13	8,584
5,450	Series 2, GO, 5.000%, 08/01/13	6,175
		28,407
	Massachusetts — 2.3%
3,725	Boston Housing Authority, Rev., FSA, 5.000%, 04/01/16	4,148
	Commonwealth of Massachusetts,
5,250	Series A, GO, 5.000%, 08/01/18	5,527
2,500	Series B, GO, FSA, 5.250%, 09/01/21	2,850
3,920	Series D, GO, MBIA, 5.375%, 08/01/12 (p)	4,319
1,795	Massachusetts Educational Financing Authority, Educational Loan, Series E, Rev., AMBAC, 4.600%, 01/01/10	1,809
1,000	Massachusetts Housing Finance Agency, Single Family Housing, Series 124, Rev., VAR, AMT, 4.900%, 12/01/15	980
5,000	Massachusetts State Water Pollution Abatement, MWRA Program, Rev., 5.250%, 08/01/24	5,612
	New Bedford Housing Authority, Capital Funding Program,
675	Series A, Rev., 3.400%, 10/01/11	695
700	Series A, Rev., 3.600%, 10/01/12	726
725	Series A, Rev., 3.750%, 10/01/13	755
750	Series A, Rev., 3.900%, 10/01/14	781
		28,202
	Michigan — 2.3%
5,430	City of Detroit, Water Supply System, Senior Lien, Series A, Rev., FSA, 5.000%, 07/01/16	5,758
2,055	Kent Hospital Finance Authority, Spectrum Health, Series A, Rev., VAR, 5.000%, 01/15/12	2,101
	Michigan Municipal Bond Authority, Local Government Loan Program,
2,500	Series B, Rev., AMBAC, 5.000%, 12/01/09	2,556
2,500	Series B, Rev., AMBAC, 5.000%, 12/01/10	2,600

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MUNICIPAL BOND FUNDS   35

JPMorgan Municipal Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Michigan — Continued
	Michigan State Hospital Finance Authority, Oakwood Obligation Group,
5,000	Rev., 5.500%, 11/01/13	4,892
2,500	Series A, Rev., 5.000%, 07/15/15	2,447
	Michigan State Housing Development Authority,
3,780	Series A, Rev., AMT, 5.000%, 12/01/15	3,743
2,030	Series D, Rev., AMT, FSA, 4.950%, 07/01/15	1,998
2,500	Saginaw Hospital Finance Authority, Covenant Medical Center, Series G, Rev., 5.125%, 07/01/14	2,320
		28,415
	Minnesota — 1.7%
7	Blaine IDR, Consolidated Freightways Corp. Project, Rev., 5.150%, 01/01/04 (d) (i)	—	(h)
6,790	Dakota County Community Development Agency, Mortgage-Backed Securities Program, Series A, Rev., GNMA/FNMA/FHLMC, 5.125%, 02/01/17	6,483
4,882	Minneapolis & St. Paul Housing Finance Board, Mortgage-Backed Securities Program, City Living, Series A-1, Rev., GNMA/FNMA/FHLMC, 5.250%, 02/01/17	4,666
1,625	Minneapolis Community Development Agency, Multi-Family Housing, Riverside Homes Project, Rev., 6.100%, 09/01/09	1,631
	Minnesota Housing Finance Agency, Residential Housing Finance,
1,720	Series D, Rev., VAR, AMT, 5.500%, 07/01/16	1,715
5,940	Series L, Rev., AMT, 5.500%, 01/01/17	5,917
940	Minnesota Housing Finance Agency, Single Family Mortgage, Series A, Rev., 5.750%, 07/01/09	945
		21,357
	Mississippi — 1.1%
1,000	Jackson State University Educational Building Corp., Campus Facilities Project, Rev., 5.000%, 03/01/11	1,033
6,400	Mississippi Higher Education Assistance Corp., Student Loan, Series B-3, Rev., GTD Student Loans, 5.450%, 09/01/09	5,237
6,885	Mississippi Home Corp., Single Family Mortgage, Series B-1, Rev., GNMA/FNMA/FHLMC, 5.375%, 12/01/17	7,061
		13,331
	Missouri — 1.5%
915	Cameron IDA, Community Hospital, Rev., ACA, 6.250%, 12/01/10 (p)	996
2,105	City of St. Louis, Lambert, Series B, Rev., AMT, FSA, 5.000%, 07/01/17	2,041
	Missouri Housing Development Commission, Home Ownership Loan Program,
3,060	Series B, Rev., AMT, GNMA/FNMA, 5.800%, 09/01/14	3,110
1,180	Series B-1, Rev., AMT, GNMA/FNMA/FHLMC, 5.050%, 09/01/16	1,090
4,645	Series C-1, Rev., AMT, GNMA/FNMA/FHLMC, 5.600%, 03/01/17	4,609
3,055	Series E-1, Rev., AMT, GNMA/FNMA, 5.600%, 03/01/16	3,022
	Missouri Housing Development Commission, Single Family Homeowner Mortgage,
140	Series B-1, Rev., AMT, GNMA/FNMA COLL, 6.150%, 03/01/10	142
195	Series B-1, Rev., AMT, MBIA-RE-IBC, 7.450%, 03/01/10	198
2,995	St. Louis County, Housing Authority, Oakmont Hathaway & Brighton, Series A, Rev., LIQ: FNMA, 4.550%, 05/01/11	3,070
		18,278
	Montana — 0.4%
	Montana Board of Housing, Single Family Mortgage,
4,220	Series A, Rev., 5.250%, 06/01/15	4,163
1,015	Series B-2, Rev., AMT, 6.000%, 06/01/10	1,019
		5,182
	Nebraska — 0.5%
	Nebraska Investment Finance Authority,
2,755	Series C, Rev., 5.500%, 03/01/15	2,780
3,370	Series C, Rev., GNMA/FNMA/FHLMC, 5.250%, 03/01/14	3,385
		6,165
	Nevada — 2.4%
14,575	Clark County School District, Series B, GO, FSA, 5.000%, 06/15/14	15,785
2,000	Clark County, Pollution Control, Series A, Rev., 0.550%, 03/11/09	1,999
1,765	Las Vegas Special Improvement District No. 707, Series A, Special Assessment, FSA, 5.400%, 06/01/09	1,769

SEE NOTES TO FINANCIAL STATEMENTS.

36   J.P. MORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Nevada — Continued
1,050	Nevada Housing Division, Multi-Unit Housing, Citivista Project, Series A, Rev., AMT, FNMA COLL, 5.450%, 04/02/09	1,066
	Nevada Housing Division, Single Family Mortgage,
10	Series B-1, Rev., AMT, 6.000%, 04/02/09	10
65	Sub Series A-1, Rev., AMT, 5.200%, 04/02/09	65
3,831	Nevada Rural Housing Authority, Series A, Rev., AMT, GNMA/FNMA/FHLMC, 5.200%, 03/01/17	3,582
5,445	Nevada System of Higher Education, Series B, Rev., AMBAC, 5.000%, 01/01/16	5,745
		30,021
	New Hampshire — 0.6%
	City of Manchester, School Facilities,
3,545	Rev., MBIA-RE, 5.500%, 06/01/24	4,020
900	Rev., MBIA-RE, 5.500%, 06/01/27	1,008
2,000	New Hampshire Housing Finance Authority, Single Family Mortgage, Series E, Rev., 6.625%, 01/01/18	2,147
		7,175
	New Jersey — 3.5%
2,310	Casino Reinvestment Development Authority, New Jersey Hotel Room Fee, Rev., AMBAC, 5.000%, 01/01/15	2,425
1,215	Egg Harbor Township School District, GO, FSA, 5.750%, 07/15/24	1,432
	New Jersey EDA, School Facilities Construction,
3,000	Series O, Rev., 5.250%, 03/01/14	3,256
3,000	Series P, Rev., 5.250%, 09/01/15	3,251
	New Jersey Health Care Facilities Financing Authority, Shore Memorial Health Care Systems,
1,295	Rev., RADIAN, 5.000%, 07/01/10	1,314
1,355	Rev., RADIAN, 5.000%, 07/01/11	1,369
	New Jersey Transportation Trust Fund Authority,
5,000	Series A, Rev., 5.250%, 12/15/20	5,390
2,000	Series A, Rev., 5.500%, 12/15/21	2,185
5,000	Series A, Rev., AMBAC, 5.500%, 12/15/15	5,544
8,690	Series B, Rev., AMBAC, 5.250%, 12/15/22	9,038
	Tobacco Settlement Financing Corp.,
5,000	Series 1A, Rev., 5.000%, 06/01/14	4,651
1,155	Series 1A, Rev., 5.000%, 06/01/16	1,031
2,550	Series 1A, Rev., 5.000%, 06/01/17	2,134
		43,020
	New Mexico — 1.3%
590	New Mexico Educational Assistance Foundation, Student Loan Program, 1st Sub., Series A-2, Rev., GTD Student Loans, 6.300%, 04/02/09	591
	New Mexico Mortgage Finance Authority, Single Family Mortgage,
3,700	Series B-2, Rev., AMT, GNMA/FNMA/FHLMC, 4.250%, 01/01/17	3,332
3,790	Series B-3, Rev., AMT, GNMA/FNMA/FHLMC, 4.200%, 01/01/17	3,661
3,405	Series C-2, Rev., AMT, FNMA/GNMA, 4.700%, 09/01/12	2,992
3,130	Series D-1, Rev., AMT, GNMA/FMNA/FHLMC, 5.850%, 07/01/15	3,141
735	Series E-2, Rev., AMT, GNMA/FNMA/FHLMC COLL, 6.800%, 09/01/09	745
1,125	Taos County, Gross Receipts, Rev., RADIAN, 4.000%, 10/01/11	1,086
		15,548
	New York — 8.9%
1,095	Hempstead Town IDA, Adelphi University Civic Facilities, Rev., 5.250%, 04/02/09	1,120
2,140	Islip Resource Recovery Agency, 1985 Facility, Series F, Rev., FSA, 5.000%, 07/01/13	2,199
1,000	Metropolitan Transportation Authority, Series C, Rev., 5.250%, 11/15/14	1,080
1,365	Monroe County, Airport Authority, Greater Rochester International, Rev., MBIA-RE, 5.250%, 01/01/12	1,392
	New York City,
2,000	Series A, GO, 5.250%, 04/02/09	2,016
5,000	Series C, GO, 5.500%, 02/01/13	5,429
7,500	Series D, GO, 5.000%, 11/01/14	7,463
5,000	Series G, GO, 5.000%, 08/01/14	5,391
5,270	Series G, GO, 5.000%, 08/01/13	5,679
4,000	Series G, GO, 5.250%, 02/01/14	4,255
	New York City Transitional Finance Authority, Future Tax Secured,
5,000	Series A, Rev., VAR, 5.500%, 11/01/11	5,286
5,000	Series B, Rev., VAR, 5.250%, 02/01/11	5,209
3,985	New York City, Unrefunded Balance, Series J, GO, 5.500%, 06/01/13	4,353
2,000	New York Municipal Bond Bank Agency, Series C, Rev., 5.000%, 06/01/13	2,011
1,295	New York State Dormitory Authority, Series B, Rev., VAR, 5.250%, 05/15/12	1,370
6,220	New York State Dormitory Authority, Court Facilities, Series A, Rev., 5.250%, 05/15/12	6,720

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MUNICIPAL BOND FUNDS   37

JPMorgan Municipal Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	New York — Continued
5,010	New York State Dormitory Authority, Court Facilities Lease, Series A, Rev., AMBAC, 5.500%, 05/15/20	5,653
	New York State Dormitory Authority, Jewish Board of Family & Children,
1,100	Rev., AMBAC, 5.000%, 07/01/11	1,109
1,150	Rev., AMBAC, 5.000%, 07/01/12	1,159
2,800	New York State Dormitory Authority, Mental Health Services, Unrefunded Balance, Series B, Rev., 6.000%, 08/15/16	3,236
5,000	New York State Thruway Authority, Secondary General Highway & Bridge Trust Fund, Series B, Rev., MBIA-RE, FGIC, 5.000%, 10/01/15	5,467
5,000	New York State Urban Development Corp., Unrefunded Balance, Series A, Rev., VAR, 5.500%, 01/01/11	5,182
5,000	Port Authority of New York & New Jersey, CONS-117, Rev., FGIC, 5.125%, 04/02/09	5,054
3,370	Port Authority of New York & New Jersey, CONS-124, Rev., 5.000%, 04/02/09	3,406
4,000	Port Authority of New York & New Jersey, CONS-131, Rev., CIFG-TCRS, 5.000%, 06/15/13	4,115
	Tobacco Settlement Financing Corp., Asset-Backed Securities,
4,000	Series A-1, Rev., 5.000%, 06/01/12	4,214
1,675	Series B-1, Rev., XLCA-ICR, 4.000%, 06/01/12	1,712
8,000	Series B-1C, Rev., 5.500%, 06/01/11	8,200
		109,480

	North Carolina — 2.7%
680	Asheville Housing Authority, Multi-Family, Battery Park Apartment, Series A, Rev., GNMA, 3.900%, 08/20/14	689
3,250	Union County, Series 2009-B, 5.000%, 03/01/17 (w)	3,741
2,000	Mecklenburg County, Series 2009-A, , 5.000%, 08/01/19 (w)	2,319
4,105	North Carolina Housing Finance Agency, Series 30-A, Rev., AMT, 5.500%, 01/01/17	4,125
	North Carolina Housing Finance Agency, Home Ownership,
260	Series 14-A, Rev., AMT, AMBAC, 4.350%, 07/01/11	247
2,460	Series 23-A, Rev., VAR, AMT, 5.000%, 07/01/15	2,455
2,295	Series 26-A, Class A, Rev., VAR, AMT, 5.500%, 01/01/16	2,285
25	Series 8-A, Rev., AMT, 5.950%, 01/01/10	25
5,000	North Carolina Municipal Power Agency No. 1-Catawba Electric, Series A, Rev., 5.250%, 01/01/16	5,380
10,945	State of North Carolina, Public Improvement, Series A, GO, 5.000%, 03/01/15	12,427
		33,693
	Ohio — 2.9%
5,900	Clark County, Lincoln Park Phase IB, Rev., 4.350%, 06/01/09	5,940
1,370	Cleveland-Cuyahoga County Port Authority, Capital Improvement Project, Series A, Rev., 5.375%, 05/15/09	1,163
430	Cleveland-Cuyahoga County Port Authority, Cleveland Bond Fund, Series A, Rev., LOC: Fifth Third Bank, 6.250%, 05/15/11	408
890	Cleveland-Cuyahoga County Port Authority, Cleveland City Project, Series B, Tax Allocation, 4.500%, 05/15/14	564
	Cleveland-Cuyahoga County Port Authority, Port Cleveland Bond Fund,
1,055	Series A, Rev., 6.200%, 05/15/12	933
1,400	Series C, Rev., 5.250%, 05/15/12	1,254
	Cuyahoga County, Multi-Family Housing, Carter Manor,
110	Rev., GNMA, 3.250%, 09/20/09	111
550	Rev., GNMA, 4.000%, 09/20/14	560
	Dublin City School District, Capital Appreciation,
2,885	GO, MBIA-RE, FGIC, Zero Coupon, 12/01/13	2,513
3,580	GO, MBIA-RE, FGIC, Zero Coupon, 12/01/14	2,959
1,000	Franklin County, Online Computer Library Center, Rev., 5.000%, 04/15/09	1,003
1,065	Lucas County, Swan Creek Apartments Project, Series A, Rev., GNMA COLL, 5.950%, 12/20/10	1,106
	Ohio Housing Finance Agency, Residential Mortgage-Backed Securities,
160	Series B, Rev., AMT, GNMA COLL, 4.650%, 04/02/09	158
1,130	Series C, Rev., GNMA COLL, 4.625%, 01/01/11	1,070
2,430	RiverSouth Authority, RiverSouth Area Redevelopment, Series A, Rev., 5.000%, 12/01/15	2,720
5,000	State of Ohio, Series 2002-A, GO, 5.500%, 02/01/20	5,726
	Summit County Port Authority, Eastland Woods Project,
65	Series A, Rev., FHA, GNMA COLL, 3.250%, 12/20/09	65

SEE NOTES TO FINANCIAL STATEMENTS.

38   J.P. MORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Ohio — Continued
425	Series A, Rev., FHA, GNMA COLL, 4.000%, 06/20/14	417
580	Series A, Rev., FHA, GNMA COLL, 4.350%, 06/20/14	550
1,020	Series A, Rev., FHA, GNMA COLL, 4.750%, 06/20/14	956
4,000	Summit County Port Authority, Edgewood Apartments Project, Rev., 4.250%, 05/01/10	4,004
	Toledo-Lucas County Port Authority, Development, Northwest Ohio Bond Fund,
1,305	Series C, Rev., 5.350%, 11/15/12 (p)	1,375
375	Series C, Rev., 6.000%, 05/15/11 (p)	372
455	Series E, Rev., 6.100%, 11/15/10	438
		36,365
	Oklahoma — 0.8%
805	Canadian County, Home Finance Authority, Single Family Mortgage, Mortgage-Backed Securities Program, Series A, Rev., GNMA COLL, 6.700%, 09/01/10	821
2,000	City of Enid, Municipal Authority, Sales Tax and Utility, Rev., AMBAC, 4.500%, 04/02/09	2,001
	Oklahoma County Home Finance Authority, Mortgage-Backed Securities,
4,715	Series A, Rev., AMT, GNMA/FNMA/FHLMC, 5.400%, 04/01/16	4,606
1,787	Series A-2, Rev., GNMA, 5.700%, 04/01/15	1,795
		9,223
	Oregon — 1.3%
1,840	Jackson County School District No. 549C, GO, School Board Guaranty, 5.250%, 06/15/16	2,130
1,005	Keizer Urban Renewal Agency, North River Economic, Series A, Tax Allocation, 5.000%, 12/01/12 (p)	1,064
2,555	Oregon State Facilities Authority, Cascadian Terrace Apartments, Series A, Rev., LOC: Bank of the West, 5.100%, 05/01/13	2,658
1,890	Oregon State, Department of Administrative Services, Education Project, Series A, Rev., FSA, 5.250%, 04/02/09	1,915
2,485	Port of Portland, Portland International Airport, Series D, Rev., AMT, MBIA-RE, FGIC, 5.500%, 07/01/11	2,550
5,580	Washington, Multnomah & Yamill Counties School District No. 1J, GO, MBIA, 5.000%, 06/01/11 (p)	6,037
		16,354
	Other Territories — 0.5%
2,070	Multi-Family Housing, Bond Pass-Through Certificates, Series 7, Rev., 5.850%, 06/01/12	1,631
1,265	Multi-Family Housing, Bond Pass-Through Certificates, Grand Reserve Apartments, Series 8, Rev., 5.950%, 12/01/12	962
2,480	Multi-Family Housing, Bond Pass-Through Certificates, Town Center Villas, Series 12, Rev., 5.800%, 12/01/11	2,236
1,580	Multi-Family Housing, Bond Pass-Through Certificates, Valencia Apartments of Bernalilo, Series 2, Rev., 5.850%, 06/01/11	1,405
		6,234
	Pennsylvania — 2.9%
1,875	Allegheny County Hospital Development Authority, University of Pittsburgh Medical Center, Series A, Rev., 5.000%, 09/01/17	1,963
1,235	Allegheny County Redevelopment Authority, Waterfront Project, Series A, Tax Allocation, 5.000%, 12/15/11	1,305
1,835	Allegheny County Residential Finance Authority, Single Family, Series TT, Rev., GNMA/FNMA, 5.750%, 05/01/16	1,861
2,000	Bucks County IDA, Wastewater Management, Inc. Project, Rev., 3.900%, 02/01/10	1,945
	City of Philadelphia,
3,000	Series A, GO, FSA, 5.000%, 08/01/14	3,285
1,700	Series A, GO, XLCA, 5.000%, 02/15/12	1,776
6,925	Harrisburg Authority Resource Recovery Improvements, Series D-2, Rev., VAR, FSA, 5.000%, 12/01/13	7,412
5,000	Montgomery County IDA, Montenay Project, Series A, Rev., MBIA-RE, 5.000%, 11/01/09	5,116
2,500	Pennsylvania Higher Educational Facilities Authority, Allegheny Delaware Obligation, Health Services, Series A, Rev., MBIA-RE, 5.700%, 11/15/11 (i)	2,402
2,000	Pennsylvania Higher Educational Facilities Authority, LaSalle University, Series A, Rev., 5.000%, 05/01/12	1,983
800	Pennsylvania Housing Finance Agency, Single Family Mortgage, Series 64, Rev., AMT, 5.250%, 04/02/09	732
225	Philadelphia Authority for Industrial Development, Senior Living Arbor House Project, Series E, Rev., 4.700%, 07/01/13	206
185	Philadelphia Authority for Industrial Development, Senior Living Rieder House Project, Series A, Rev., 4.700%, 07/01/13	170

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MUNICIPAL BOND FUNDS   39

JPMorgan Municipal Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Pennsylvania — Continued
180	Philadelphia Authority for Industrial Development, Senior Living Saligman House Project, Series C, Rev., 4.700%, 07/01/13	165
5,900	Westmoreland County IDA, Valley Landfill Project, GTD, Rev., 5.100%, 05/01/09	5,882
		36,203
	Puerto Rico — 0.6%
	Children’s Trust Fund, Tobacco Settlement,
2,915	Rev., 5.750%, 07/01/09 (p)	2,963
4,000	Rev., 5.750%, 07/01/10 (p)	4,240
		7,203
	South Carolina — 1.5%
3,500	Charleston Educational Excellence Finance Corp., Charleston County School District, Rev., 5.250%, 12/01/15	3,574
2,560	City of Columbia, Tourism Development Fee Pledge, COP, AMBAC, 5.250%, 06/01/13	2,671
	Lexington County, Health Services District,
925	Rev., 6.000%, 05/01/11	974
1,090	Rev., 6.000%, 05/01/14	1,176
4,125	Medical University Hospital Authority, FHA Insured Mortgage, Series A, Class A, Rev., MBIA-RE, 5.250%, 08/15/14	4,024
3,735	South Carolina Jobs - EDA, Hospital Facilities, Rev., CIFG, 5.000%, 05/01/16	3,468
3,000	Tobacco Settlement Revenue Management Authority, Rev., 5.000%, 04/02/09	2,850
		18,737
	South Dakota — 0.3%
	South Dakota Housing Development Authority, Home Ownership Mortgage,
375	Series D, Rev., 4.800%, 05/01/11	393
470	Series D, Rev., 4.900%, 11/01/11	495
3,000	Series E, Rev., 6.000%, 05/01/18	3,031
		3,919
	Tennessee — 2.8%
3,000	Johnson City Health & Educational Facilities Board, Mountain States Health, 1st Mortgage, Series A, Rev., MBIA-RE, 6.000%, 07/01/10 (p)	3,157
3,310	Knox County, Health Educational & Housing Facilities Board, Multi-Family, Eastowne Village Project, Rev., LIQ: FNMA, 4.900%, 06/01/11	3,485
2,000	Memphis Health Educational & Housing Facility Board, Hillcrest Apartments Project, Rev., VAR, AMT, LIQ: FHLMC, 5.000%, 09/13/11	2,055
5,000	Metropolitan Government Nashville & Davidson County, Series A, FSA, 5.250%, 01/01/21	5,595
	Tennessee Energy Acquisition Corp.,
3,000	Series A, Rev., 5.000%, 09/01/09	2,960
10,000	Series A, Rev., 5.250%, 09/01/21	7,218
	Tennessee Housing Development Agency, Home Ownership Program,
1,505	Series 3, Rev., AMT, 5.300%, 04/02/09	1,522
6,360	Series 2006-2, Rev., AMT, 5.750%, 01/01/16	6,399
2,290	Series 2007-1, Rev., AMT, 5.500%, 01/01/17	2,281
		34,672

	Texas — 5.9%
6,000	City of Austin, Electric Utility System, Series A, Rev., AMBAC, 5.000%, 11/15/13	6,563
3,000	City of Austin, Texas Airport System, Prior Lien, Rev., MBIA-RE, 5.250%, 11/15/13	3,216
2,000	Dallas Area Rapid Transit, Senior Lien, Rev., AMBAC, 5.000%, 12/01/16	2,233
6,000	Dallas-Fort Worth International Airport Facilities Improvement Corp., Series A, Rev., FSA, 5.500%, 11/01/13	5,913
50	Galveston Property Finance Authority, Single Family Mortgage, Series A, Rev., 8.500%, 04/02/09	48
1,470	Harris County Health Facilities Development Corp., Memorial Hermann Healthcare System, Series A, Rev., 5.250%, 12/01/13	1,495
	Harris County, Houston Sports Authority, Capital Appreciation, Junior Lien,
3,345	Series B, Rev., MBIA-RE, Zero Coupon, 04/02/09	2,912
4,950	Series B, Rev., MBIA-RE, Zero Coupon, 04/02/09	3,586
2,525	Harris County, Tax & Sub Lien, Series B, Rev., VAR, FSA, 5.000%, 08/15/12	2,740
485	Houston Housing Finance Corp., Sterlingshire Apartments, Series A-2, Rev., 4.250%, 11/01/12	479
1,750	Keller Independent School District, Capital Appreciation, GO, PSF-GTD, Zero Coupon, 08/15/10	1,708
	Little Elm Independent School District, Capital Appreciation,
1,630	GO, PSF-GTD, Zero Coupon, 08/15/12	414
1,930	GO, PSF-GTD, Zero Coupon, 08/15/12	460
1,930	Series 8-A, GO, PSF-GTD, Zero Coupon, 08/15/12	522

SEE NOTES TO FINANCIAL STATEMENTS.

40   J.P. MORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Texas — Continued
3,000	Lower Colorado River Authority, Transmission Service, Rev., FSA, 5.250%, 05/15/12	3,192
100	Lufkin Health Facilities Development Corp., Memorial Health System, East Texas, Rev., 5.000%, 02/15/13	92
3,255	Nortex Single Family Housing Finance Corp., Mortgage-Backed Securities Program, Class A, Rev., GNMA/FNMA/FHLMC, 5.500%, 01/01/16	3,142
3,000	North Central Texas Health Facility Development Corp., Baylor Health Care System, Rev., 5.000%, 04/02/09	3,023
2,000	Northside Independent School District, School Building, Series C, GO, VAR, PSF-GTD, 4.100%, 06/01/09	2,113
4,000	State of Texas, Series B1 & B2, GO, VAR, 7.502%, 09/30/11	4,903
1,895	State of Texas, College Student Loans, Series A, GO, 5.250%, 08/01/18	1,945
1,790	Texas Department of Housing & Community Affairs, Series D, Rev., AMT, 4.400%, 03/01/16	1,708
	Texas State Affordable Housing Corp., Single Family Mortgage,
25	Series 2002-1, Rev., GNMA/FNMA, 7.100%, 03/01/32	25
2,628	Series C, Rev., GNMA/FNMA/FHLMC, 5.300%, 10/01/16	2,618
5,297	Texas State Affordable Housing Corp., Single Family Mortgage, Professional Educators Home Loan Program, Series A, Rev., GNMA/FNMA/FHLMC, 5.350%, 09/01/15	5,122
1,015	Texas State Affordable Housing Corp., Single Family Mortgage, Teachers Home Loan Program, Rev., GNMA/FNMA COLL, 6.200%, 09/01/12	1,031
5,000	Texas State Transportation Commission, First Tier, Series A, Rev., 5.000%, 04/01/16	5,633
4,500	Trinity River Authority, Regional Wastewater System, Rev., 5.000%, 08/01/11	4,863
905	West Central Regional Housing Finance Corp., Mortgage-Backed Securities Program, Series A, Rev., AMT, GNMA/FNMA/FHLMC, 5.350%, 02/01/17	875
		72,574
	Utah — 0.6%
3,300	Utah County, Marathon Oil Project, Rev., 5.050%, 11/01/11	3,201
3,245	Utah State Board of Regents, Student Fee and Housing System, Rev., MBIA-RE, 5.250%, 04/01/23	3,533
	Utah State Housing Finance Agency, Single Family Mortgage,
320	Series D-2, Rev., FHA/VA MTGS, 5.350%, 04/02/09	322
5	Series F, Class II, Rev., 6.300%, 07/01/09	5
		7,061
	Virginia — 0.5%
5,045	Chesterfield County, Public Improvement, GO, 5.000%, 01/01/17	5,604

	Washington — 2.3%
5,000	City of Seattle, Light & Power, Rev., FSA, 5.000%, 08/01/14	5,493
10,675	Energy Northwest, Electric, Project No. 3, Series B, Rev., MBIA-RE, 5.500%, 07/01/18	11,310
2,500	Energy Northwest, Public Power Supply System, Nuclear Project No. 1, Rev., VAR, FSA, 9.465%, 07/01/11	2,790
4,500	Energy Northwest, Public Power Supply System, Nuclear Project No. 2, Series A, Rev., 6.300%, 07/01/12	5,118
1,700	Quinault Indian Nation, Quinault Beach, Series A, Rev., ACA, 5.850%, 04/02/09 (i)	1,430
2,280	Washington Housing Finance Commission, GNMA Mortgage-Backed Securities Program, Rev., GNMA COLL, 7.000%, 01/01/11	2,444
		28,585
	Wisconsin — 2.4%
5,525	Badger Tobacco Asset Securitization Corp., Asset-Backed, Rev., 6.000%, 06/01/12	5,350
5,000	City of Kenosha, Capital Appreciation, Series D, GO, AMBAC, Zero Coupon, 09/01/15	4,012
6,335	State of Wisconsin, Series C, GO, 5.000%, 05/01/18	6,653
5,000	State of Wisconsin, Health & Education, Rev., 4.780%, 05/01/29 (i)	4,923
3,000	Wisconsin Health & Education Facilities, 4.420%, 10/01/27 (i)	2,948
	Wisconsin Housing & EDA, Home Ownership,
280	Series E, Rev., AMT, 5.750%, 07/01/10	284
5,655	Series E, Rev., AMT, 5.500%, 09/01/17	5,589
		29,759
	Total Municipal Bonds (Cost $1,224,121 )	1,206,885

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MUNICIPAL BOND FUNDS   41

JPMorgan Municipal Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
	Investment Companies — 0.9%
218	BlackRock Investment Quality Municipal Trust, Inc.	2,288
773	Nuveen Premium Income Municipal Fund	8,857
	Total Investment Companies (Cost $13,869)	11,145
	Total Long-Term Investments (Cost $1,237,990)	1,218,030

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 1.4%
	Investment Company — 1.4%
17,128	JPMorgan Tax Free Money Market Fund, Institutional Class Shares, 0.680% (b) (l) (Cost $17,128)	17,128
	Total Investments — 100.0% (Cost $1,255,118)	1,235,158
	Liabilities in Excess of Other Assets — 0.0% (g)	(113)
	NET ASSETS — 100.0%	$1,235,045

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

42   J.P. MORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2009

JPMorgan Ohio Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 96.6%
	Municipal Bonds — 96.6%
	California — 1.0%
1,500	Napa Valley Community College District, Election of 2002, Series C, GO, MBIA-RE, Zero Coupon, 08/01/17	874
1,500	State of California, GO, 5.000%, 03/01/16	1,507
		2,381
	Colorado — 1.9%
2,350	Colorado Housing & Finance Authority, Capital Appreciation, Series A, Rev., Zero Coupon, 09/01/14 (p)	2,010
2,810	El Paso County, Single Family Mortgage, Capital Appreciation, Series A, Rev., Zero Coupon, 05/01/15 (p)	2,334
		4,344
	Florida — 0.4%
1,000	Miami-Dade County, Aviation, Series B, Rev., AMT, FSA-CR, XLCA, 5.000%, 10/01/15	968
	Hawaii — 0.6%
1,500	Honolulu City & County Board of Water Supply, Series B, Rev., AMT, MBIA-RE, 5.250%, 07/01/16	1,464
	Illinois — 2.3%
2,000	Chicago Park District, Alternative Revenue Source, Series D, GO, MBIA-RE, FGIC, 5.000%, 01/01/16	2,085
1,500	City of Chicago, Water, Second Lien, Series A, Rev., AMBAC, 5.000%, 11/01/16	1,569
1,500	University of Illinois, Academic Facilities Projects, Series A, COP, AMBAC, 5.000%, 03/15/16	1,651
		5,305
	Kansas — 0.8%
1,000	Kansas City, Single Family Mortgage, Municipal Multiplier, Series A, Rev., FHLMC COLL, Zero Coupon, 12/01/14 (p)	848
1,390	Saline County, Single Family Mortgage, Rev., Zero Coupon, 12/01/15 (p)	1,129
		1,977
	Louisiana — 0.5%
1,685	Jefferson Parish Home Mortgage Authority, Single Family Mortgage, Rev., FGIC, Zero Coupon, 05/01/17 (p)	1,251
	Missouri — 0.5%
1,000	Missouri State Health & Educational Facilities Authority, SSM Health Care, Series AA, Rev., MBIA, 6.400%, 06/01/10 (p)	1,069
	New York — 0.7%
1,500	New York City, Series E, GO, FSA, 5.000%, 11/01/14	1,659
	Ohio — 85.7%
1,000	Avon Lake City School District, GO, FGIC, 5.500%, 12/01/09 (p)	1,058
2,500	Buckeye Tobacco Settlement Financing Authority, Asset-Backed, Series A-1, Rev., 5.000%, 06/01/15	2,261
1,000	Cincinnati City School District, Classroom Construction & Improvement, GO, MBIA-RE, FGIC, 5.250%, 12/01/20	1,121
1,000	City of Akron, Community Learning Centers, Series A, Rev., MBIA-RE, FGIC, 5.250%, 12/01/13 (m)	1,066
	City of Akron, Sanitation Sewer System,
1,030	Rev., MBIA-RE, FGIC, 5.375%, 12/01/13	1,061
1,070	Rev., MBIA-RE, FGIC, 5.500%, 12/01/12 (m)	1,110
	City of Cincinnati, Various Purpose,
1,215	Series A, GO, 5.000%, 12/01/15	1,321
1,500	Series C, GO, 5.000%, 06/01/17	1,689
	City of Cincinnati, Water Systems,
1,500	Series A, Rev., 5.000%, 12/01/16	1,679
1,000	Sub Series B, Rev., VAR, MBIA, 5.000%, 06/01/17	1,070
	City of Cleveland,
1,015	GO, AMBAC, 5.250%, 12/01/14 (p)	1,182
1,000	GO, FGIC, 5.600%, 12/01/10 (p)	1,088
1,000	GO, MBIA-RE, 5.750%, 08/01/11	1,080
1,500	Series 2009 T, 5.000%, 01/01/19	1,610
	City of Cleveland, Airport System,
2,000	Series A, Rev., FSA-CR, AMBAC, 5.250%, 01/01/20	2,207
1,500	Series C, Rev., VAR, FSA, 5.000%, 01/01/17	1,617
	City of Cleveland, Capital Appreciation, Public Power Systems, First Mortgage,
935	Series A, Rev., MBIA, Zero Coupon, 11/15/09 (p)	928
320	Series A, Rev., MBIA, Zero Coupon, 11/15/11 (p)	303
	City of Cleveland, Capital Appreciation, Public Power Systems, First Mortgage, Unrefunded Balance,
1,065	Series A, Rev., MBIA, Zero Coupon, 11/15/09	1,052
2,680	Series A, Rev., MBIA, Zero Coupon, 11/15/11	2,490
5,250	City of Cleveland, Cleveland Stadium Project, COP, AMBAC, Zero Coupon, 11/15/11	4,897

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MUNICIPAL BOND FUNDS   43

JPMorgan Ohio Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Long-Term Investments — Continued
	Ohio — Continued
	City of Cleveland, Parking Facilities,
1,000	Rev., FSA, 5.000%, 09/15/14	1,094
1,370	Rev., FSA, 5.250%, 09/15/21	1,490
	City of Cleveland, Public Power Systems,
1,220	Rev., AMBAC, 5.500%, 11/15/11	1,309
1,280	Series A, Rev., MBIA-RE, FGIC, 5.000%, 11/15/15	1,403
1,000	Series A-1, Rev., MBIA-RE, FGIC, 5.000%, 11/15/16	1,047
1,220	City of Cleveland, Waterworks, Series O, Rev., MBIA-RE, 5.000%, 01/01/17	1,336
2,200	City of Cleveland, Waterworks, First Mortgage, Series G, Rev., MBIA-RE, 5.500%, 01/01/13	2,275
2,000	City of Columbus School District, School Facilities Construction & Improvement, GO, FSA, 5.250%, 12/01/14 (p)	2,321
500	City of Columbus, Clintonville II Street Light Assessment, GO, 4.400%, 09/01/15	513
1,495	City of Newark, Capital Appreciation, GO, MBIA-RE, FGIC, Zero Coupon, 12/01/11	1,387
	City of Reading, St. Mary’s Educational Institute,
1,160	Rev., RADIAN, 5.650%, 02/01/10	1,167
1,000	Rev., RADIAN, 5.700%, 02/01/10	1,005
70	City of Strongsville, Unrefunded Balance, GO, 6.700%, 04/02/09	70
1,000	City of Toledo, Sewer System, Rev., MBIA-RE, 5.250%, 11/15/09	1,038
2,975	Clermont County, Sewer District, Rev., AMBAC, 5.250%, 08/01/13	3,261
740	Cleveland-Cuyahoga County Port Authority, Capital Improvement Project, Series A, Rev., 5.375%, 05/15/09	628
570	Cleveland-Cuyahoga County Port Authority, Cleveland Bond Fund, Series A, Rev., LOC : Fifth Third Bank, 6.250%, 05/15/11	540
900	Cleveland-Cuyahoga County Port Authority, Cleveland Bottle Supply, Series B, Rev., LOC : Fifth Third Bank, 6.500%, 11/15/11	801
2,000	Columbus Regional Airport Authority, Rev., MBIA-RE, 5.000%, 01/01/17	2,087
	Cuyahoga County,
2,500	Series A, Rev., 5.500%, 01/01/13	2,671
1,400	Series A, Rev., 6.000%, 07/01/13	1,541
1,000	Series A, Rev., 6.000%, 07/01/13	1,032
1,500	Cuyahoga County, Capital Appreciation, Series A, GO, MBIA-RE, Zero Coupon, 10/01/13	1,336
1,000	Cuyahoga County, Economic Development, University School Project, Series B, Rev., VAR, LOC: Keybank N.A., 5.300%, 12/01/09	1,032
1,000	Cuyahoga County, Metrohealth System, Series A, Rev., MBIA-RE, 5.125%, 04/02/09	1,000
1,045	Cuyahoga County, Multi-Family Housing, Allerton Apartments, Series A, Rev., FHA, GNMA, 4.900%, 08/20/17	1,100
540	Cuyahoga County, Multi-Family Housing, Clifton Plaza, Rev., GNMA COLL, 4.150%, 06/20/15	550
1,000	Cuyahoga County, W.O. Walker Center, Inc., Series I, Rev., AMBAC, 5.250%, 04/02/09	994
1,205	Delaware County, Sanitation Sewer Systems, Rev., FSA, 4.500%, 06/01/17	1,277
1,000	Dublin City School District, Capital Appreciation Bonds, GO, MBIA-RE, FGIC, Zero Coupon, 12/01/15	788
	Dublin City School District, School Facilities, Construction & Improvement,
1,000	GO, 5.000%, 12/01/18	1,052
1,000	GO, MBIA-RE, 5.000%, 06/01/16	1,110
1,000	GO, MBIA-RE, 5.000%, 12/01/17	1,130
1,250	Franklin County, American Chemical Society Project, Rev., 5.500%, 10/01/09	1,280
1,260	Franklin County, Children’s Hospital Improvement Project, Rev., AMBAC, 5.500%, 05/01/11 (p)	1,382
1,000	Franklin County, Convention Facilities Authority, Tax and Lease, Rev., 5.000%, 12/01/17	1,060
1,000	Franklin County, Economic Development, Capitol South Community Urban, Rev., 5.700%, 06/01/10 (i)	999
1,000	Franklin County, Health Care Facilities, Ohio Presbyterian Services, Rev., 5.500%, 04/02/09	817
2,000	Franklin County, Online Computer Library Center, Series A, Rev., 5.000%, 04/02/09	2,014
1,000	Hamilton County, Sales Tax, Series A, Rev., AMBAC, 5.000%, 12/01/16	1,030
	Lake County, Building Improvement,
1,010	GO, MBIA-RE, 5.000%, 06/01/15	1,057
1,060	GO, MBIA-RE, 5.000%, 06/01/15	1,100
1,400	Lake Local School District/Stark County, School Improvement, GO, FSA, 5.000%, 06/01/15	1,512
2,450	Lakewood City School District, Capital Appreciation, GO, FSA, Zero Coupon, 12/01/17	1,784
2,500	Lakota Local School District, Series A, GO, MBIA-RE, FGIC, 5.250%, 12/01/24	2,710

SEE NOTES TO FINANCIAL STATEMENTS.

44   J.P. MORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Ohio — Continued
1,120	Lebanon City School District, School Construction, GO, FSA, 5.000%, 06/01/15	1,172
1,930	London City School District, School Facilities, Construction & Improvement, GO, MBIA-RE, FGIC, 5.250%, 12/01/11	2,091
	Lorain County Hospital, Catholic Healthcare Partners,
2,000	Series S, Rev., MBIA-RE, 5.625%, 04/02/09	2,024
	Lucas County Hospital, Promedica Healthcare Obligation Group,
1,000	Rev., AMBAC, 5.625%, 11/15/09	1,019
1,000	Rev., AMBAC, 5.625%, 11/15/09	1,015
2,005	Lucas County, Multi-Family Housing, Neighborhood Properties, Inc. Project, Rev., LOC : Keybank N.A., 5.200%, 11/01/18	2,036
2,700	Mahoning Valley Sanitation District, Rev., FSA, 5.125%, 04/02/09	2,734
1,430	Marysville Exempt Village School District, GO, FSA, 5.000%, 12/01/09	1,501
1,710	Middleburg Heights, Southwest General Health Center, Rev., FSA, 5.700%, 04/02/09	1,749
1,000	Minster Local School District, School Facilities & Construction, GO, FSA, 5.500%, 12/01/10 (p)	1,086
1,575	Montgomery County, Grandview Hospital & Medical Center, Rev., 5.650%, 04/02/09 (p)	1,629
740	Montgomery County, Multi-Family Housing, Chevy Chase Apartments, Rev., FHLMC, 4.600%, 11/01/13	769
305	Ohio Capital Corp. For Housing, Mortgage, Section 8 Assisted, Series M, Rev., FHA, 5.900%, 04/02/09	306
	Ohio Housing Finance Agency,
880	Series A, Rev., FSA, 4.500%, 04/01/12	949
1,000	Series A, Rev., FSA, 5.000%, 04/01/17	1,055
500	Series A, Rev., FSA, 5.000%, 04/01/17	506
	Ohio Housing Finance Agency, Mortgage-Backed Securities Program,
1,000	Series A, Rev., AMT, GNMA/FNMA, 5.150%, 09/01/17	1,033
1,500	Series F, Rev., GNMA/FNMA/FHLMC, 4.250%, 09/01/16	1,542
1,390	Ohio Housing Finance Agency, Multi-Family Housing, Hillwood II Project, Rev., AMT, GNMA COLL, 4.850%, 05/20/16	1,364
	Ohio Housing Finance Agency, Residential Mortgage-Backed Securities,
875	Series A, Rev., AMT, GNMA COLL, 4.300%, 03/01/16	858
35	Series D, Rev., 4.200%, 09/01/10	35
2,000	Series J, Rev., GNMA/FNMA/FHLMC, 5.900%, 03/01/18	2,097
2,685	Ohio Housing Finance Agency, Single Family Mortgage, Rev., FGIC, FHA/VA/PRIV MTGS, Zero Coupon, 07/15/13 (p)	2,066
850	Ohio Housing Finance Agency, Warren Heights, Series C, Rev., AMT, GNMA COLL, FHA, 4.500%, 11/20/17	792
1,745	Ohio State Building Authority, Adult Correctional Facilities, Series A, Rev., 5.000%, 04/01/19	1,856
4,000	Ohio State Building Authority, State Facilities, Administrative Building Fund, Series A, Rev., FSA, 5.000%, 10/01/20	4,420
1,000	Ohio State Building Authority, State Facilities, Adult Correction Building, Series A, Rev., FSA, 5.500%, 10/01/11	1,082
1,800	Ohio State Department of Administrative Services, State Taxation Accounting & Revenue, COP, 5.000%, 09/01/18	1,969
	Ohio State Turnpike Commission,
1,500	Rev., 5.500%, 02/15/11	1,591
5,155	Series A, Rev., MBIA-RE, FGIC, 5.500%, 02/15/14	5,843
1,000	Ohio State University, Series B, Rev., 5.250%, 06/01/13	1,094
2,000	Ohio State Water Development Authority, Capital Appreciation, Water Quality Fund, Series B, Rev., Zero Coupon, 06/01/17	1,492
2,000	Ohio State Water Development Authority, Drinking Water Assistance Fund, Rev., 5.000%, 06/01/18	2,141
2,510	Ohio State Water Development Authority, Fresh Water, Rev., AMBAC, 5.800%, 04/02/09 (p)	2,517
315	Ohio State Water Development Authority, Pure Water, Series I, Rev., AMBAC, 7.000%, 03/18/09 (p)	324
1,250	Ohio State Water Development Authority, State Match, Rev., 5.000%, 06/01/14	1,369
	Olentangy Local School District,
500	GO, BIG, 7.750%, 12/01/11	582
2,000	GO, FSA, 5.000%, 06/01/16	2,129
1,405	Olentangy Local School District, School Facilities, Construction & Improvement, GO, 5.000%, 06/01/18	1,510

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MUNICIPAL BOND FUNDS   45

JPMorgan Ohio Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Ohio — Continued
1,000	Plain Local School District, GO, MBIA-RE, FGIC, 5.800%, 06/01/11	1,073
2,500	Richland County, Hospital Facilities, Medcentral Health Systems, Rev., 5.125%, 11/15/16	2,303
2,550	RiverSouth Authority, RiverSouth Area Redevelopment, Series A, Rev., 5.000%, 12/01/15	2,822
285	Shaker Heights City School District, Series A, GO, 7.100%, 12/15/10	305
1,260	Southwest Licking Local School District, GO, MBIA-RE, FGIC, 5.750%, 12/01/14	1,423
1,710	Springfield City School District, Clark County, Capital Appreciation, GO, AMBAC, Zero Coupon, 12/01/12	1,529
	State of Ohio,
1,750	Series A, GO, 5.375%, 03/01/18	1,896
1,000	Series A, Rev., 5.000%, 04/01/18	1,058
1,500	Series A, Rev., 5.000%, 04/01/18	1,629
1,000	Series A, Rev., 5.000%, 04/01/18	1,071
	State of Ohio, Common Schools,
1,205	Series A, GO, 5.250%, 09/15/12	1,347
1,250	Series B, GO, 5.000%, 03/15/14	1,341
2,720	State of Ohio, Conservation Projects, Series A, GO, 5.000%, 09/01/16	3,112
1,000	State of Ohio, Higher Educational Facility, Baldwin-Wallace College Project, Rev., 5.500%, 06/01/14	1,013
1,150	State of Ohio, Higher Educational Facility, Case Western Reserve University Project, Rev., MBIA-RE, 5.250%, 12/01/19	1,327
2,000	State of Ohio, Higher Educational Facility, Cleveland Clinic Health, Series A, Rev., 5.000%, 01/01/18	1,953
1,500	State of Ohio, Higher Educational Facility, Denison University 2007 Project, Rev., 5.000%, 11/01/17	1,641
2,185	State of Ohio, Higher Educational Facility, Otterbein College Project, Series A, Rev., 5.500%, 12/01/18	2,188
1,000	State of Ohio, Higher Educational Facility, University of Dayton 2001, Rev., AMBAC, 5.375%, 06/01/11	1,075
	State of Ohio, Infrastructure Improvements,
1,955	GO, 5.750%, 02/01/10 (p)	2,047
1,500	Series D, GO, 5.000%, 03/01/14	1,591
1,250	State of Ohio, Major Infrastructure Project, Series 2007-1, Rev., FSA, 5.000%, 06/15/17	1,419
2,785	Summit County Port Authority, Callis Tower Apartments, Rev., GNMA COLL, FHA, 4.500%, 09/20/17	2,878
885	Summit County Port Authority, Twinsburg Project, Series D, Rev., 5.125%, 05/15/15	614
330	Toledo-Lucas County Port Authority, Development, Northwest Ohio Bond Fund, Series E, Rev., 6.100%, 11/15/10	318
	Toledo-Lucas County Port Authority, Northwest Ohio Bond Fund,
990	Series A, Rev., 5.100%, 05/15/09	907
205	Series B, Rev., LOC : Fifth Third Bank, 6.125%, 11/15/09	206
1,190	Trumbull County, Multi-Family Housing, Royal Mall Apartments, Rev., FHA/GNMA, 4.800%, 05/20/17	1,241
1,500	University of Akron, Series A, Rev., FSA, 5.000%, 01/01/18	1,632
	University of Cincinnati,
1,960	Series A, Rev., MBIA-RE, 5.000%, 06/01/17	2,002
1,500	Series G, Rev., MBIA-RE, 5.000%, 12/01/17	1,581
1,000	West Geauga Local School District, School Improvement, GO, AMBAC, 5.000%, 11/01/10	1,053
1,905	Westlake City School District, Capital Appreciation, School Improvement, Series A, GO, MBIA-RE, FGIC, Zero Coupon, 12/01/15	1,474
		200,436
	Texas — 2.0%
1,000	Northside Independent School District, Series D, GO, PSF-GTD, 5.000%, 06/15/16	1,121
2,500	Southeast Texas Housing Finance Corp., Rev., MBIA, Zero Coupon, 09/01/17 (p)	1,865
1,500	State of Texas, Transition Community, Mobility Fund, GO, 5.000%, 04/01/16	1,646
		4,632

	Washington — 0.2%
435	State of Washington, Series A & AT-6, GO, 6.250%, 02/01/11	460
	Total Long-Term Investments (Cost $218,701)	225,946

SEE NOTES TO FINANCIAL STATEMENTS.

46   J.P. MORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 2.4%
	Investment Company — 2.4%
5,786	JPMorgan Tax Free Money Market Fund, Institutional Class Shares, 0.680% (b) (l) (Cost $5,786)	5,786
	Total Investments — 99.0% (Cost $224,487)	231,732
	Other Assets in Excess of Liabilities — 1.0%	2,229
	NET ASSETS — 100.0%	$233,961

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MUNICIPAL BOND FUNDS   47

JPMorgan Short Term Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Long-Term Investments — 89.9%
	Municipal Bonds — 89.9%
	Alabama — 2.5%
250	Alabama Public Housing Authorities, Series A, Rev., FSA, 3.500%, 01/01/10	252
2,500	Alabama Public School & College Authority, Capital Improvement, Series D, Rev., 5.750%, 08/01/09	2,581
	Huntsville Madison County Airport Authority,
2,330	Rev., FSA, 5.000%, 07/01/12	2,404
1,450	Rev., FSA, 5.000%, 07/01/13	1,490
		6,727
	Alaska — 0.7%
1,945	Alaska Energy Authority, Bradley Lake, Third Series, Rev., FSA, 6.000%, 07/01/09	1,964
	Arizona — 1.6%
2,400	Arizona Health Facilities Authority, Phoenix Children’s Hospital, Series A, Rev., VAR, 1.670%, 03/05/09	1,899
1,700	Arizona School Facilities Board, COP, 5.500%, 09/01/13	1,891
365	Tucson & Prima Counties IDA, Mortgage-Backed Securities Program, Series 1A, Rev., VAR, GNMA/FNMA, 7.450%, 01/01/10	374
		4,164
	California — 3.8%
2,020	Golden State Tobacco Securitization Corp., Asset Backed, Series A-1, Rev., 4.500%, 06/01/17	1,500
1,000	Long Beach Bond Finance Authority, Natural Gas, Series A, Rev., 5.000%, 11/15/09	989
1,210	Orange County Water District, Series B, COP, MBIA-RE, 4.500%, 08/15/09	1,227
	State of California, Economic Recovery,
3,375	Series A, GO, MBIA-RE, 5.250%, 07/01/13	3,665
2,750	Series B, GO, VAR, 5.000%, 03/01/10	2,823
		10,204
	Colorado — 2.1%
1,155	Delta County, Memorial Hospital District, Enterprise, Rev., 4.450%, 09/01/09	1,148
2,300	Denver City & County, Airport, Floating Rate Certificates, Series A2, Rev., VAR, 5.250%, 05/15/09	2,339
775	Denver City & County, Metropolitan Mayors Caucus, Series A, Rev., VAR, GNMA/FNMA/FHLMC COLL, 6.350%, 05/01/09	781
1,000	El Paso County School District No. 12, Cheyenne Mountain, GO, 5.700%, 09/15/09 (p)	1,026
330	El Paso County, Single Family Mortgage, Series A, Rev., 4.500%, 05/01/12	338
		5,632
	Connecticut — 3.6%
2,605	Connecticut State Higher Education Supplement Loan Authority, Family Education Loan Program, Series A, Rev., MBIA-RE, 4.375%, 11/15/13	2,539
	State of Connecticut,
5,000	GO, 5.000%, 03/15/12	5,505
1,495	Series B, GO, 5.750%, 11/01/09 (p)	1,554
		9,598
	Delaware — 1.0%
2,500	Delaware Transportation Authority, Motor Fuel Tax Revenue, Series B, Rev., AMBAC, 5.250%, 07/01/12	2,780
	District of Columbia — 0.4%
1,090	District of Columbia, Series E, GO, 4.000%, 06/01/10	1,121
	Florida — 10.8%
2,195	Collier County School Board, COP, FSA, 5.375%, 02/15/12 (p)	2,434
435	Escambia County, Housing Finance Authority, Multi-County Program, Series A, Rev., GNMA/FNMA, 2.625%, 10/01/09	435
2,150	Florida Housing Finance Corp., Multi-Family Mortgage, Heritage Villas, Series F, Rev., 4.000%, 10/01/10	2,160
4,575	Florida State Turnpike Authority, Department of Transportation, Series A, 5.000%, 07/01/12	4,976
3,500	Highlands County Health Facilities Authority, Adventist Health Hospital, Series I, Rev., VAR, 5.000%, 11/16/09	3,590
3,000	Miami-Dade County Educational Facilities Authority, University of Miami, Series B, Rev., 5.000%, 04/01/12	3,202
5,325	Miami-Dade County School Board, Series A, COP, AMBAC, 5.000%, 08/01/10	5,508
1,645	Miami-Dade County, Water & Sewer Systems, Series B, Rev., FSA, 5.000%, 10/01/13	1,805
2,650	Palm Beach County School Board, Series B, COP, VAR, FGIC, 5.000%, 08/01/11	2,684
2,000	University Athletic Association, Inc., Rev., VAR, LOC: Suntrust Bank, 3.800%, 10/01/11	2,059
		28,853

SEE NOTES TO FINANCIAL STATEMENTS.

48   J.P. MORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Georgia — 0.2%
500	Monroe County Development Authority, Pollution Control, Oglethorpe Power Corp., Series A, Rev., MBIA-RE-IBC, 6.750%, 01/01/10	520
	Hawaii — 1.1%
2,750	State of Hawaii, Series CZ, GO, FSA, 5.000%, 07/01/12 (p)	3,050
	Illinois — 3.0%
1,300	Chicago Transit Authority, Federal Transit Administration, Section 5309, Rev., Assured Guaranty Ltd., 5.000%, 06/01/14	1,449
1,000	City of Chicago, Pilsen Redevelopment, Tax Allocation, Series A, AMBAC, 4.350%, 06/01/13	958
1,000	City of Chicago, Wastewater Transmission, Second Lien, Rev., MBIA-RE, 6.000%, 01/01/10	1,055
1,790	Illinois Educational Facilities Authority, Medical Term-Field Museum, Rev., VAR, 4.450%, 11/01/14	1,786
1,000	Lake County Forest Preservation District, Land Acquisition and Development, 5.000%, 12/15/10 (p)	1,068
1,675	Winnebago County, School District No. 122 Harlem-Loves Park, GO, MBIA-RE, FGIC, 6.550%, 06/01/09	1,696
		8,012
	Indiana — 1.2%
1,750	Indiana Health Facility Financing Authority, Ascension Health, Series A3, Rev., VAR, 5.000%, 07/01/11	1,815
1,305	New Albany Floyd County School Building Corp., First Mortgage, Rev., MBIA-RE, FGIC, 5.000%, 01/15/10	1,350
		3,165
	Kansas — 1.0%
2,400	City of Olathe, GO, 5.000%, 10/01/12	2,670
	Louisiana — 0.6%
635	Louisiana Public Facilities Authority, Ochsner Clinic Foundation Project, Series B, Rev., 5.000%, 05/15/10	640
	Parish of St. Mary, Solid Waste,
280	Rev., 5.400%, 03/01/09	280
295	Rev., 5.400%, 03/01/10	298
310	Rev., 5.400%, 03/01/11	313
		1,531
	Maryland — 1.3%
3,190	Maryland State Department of Transportation County Transportation, Rev., 5.000%, 11/01/12	3,566
	Massachusetts — 1.3%
2,000	Commonwealth of Massachusetts, Series A, GO, AMBAC, 6.500%, 11/01/14 (p)	2,460
85	Massachusetts Housing Finance Agency, Insured Construction Loan Notes, Series A, Rev., AMT, FSA, 4.125%, 04/02/09	85
	New Bedford Housing Authority, Capital Funding Program,
635	Series A, Rev., 3.000%, 10/01/09	641
375	Series A, Rev., 3.200%, 10/01/10	383
		3,569
	Michigan — 3.1%
4,420	Delta County Economic Development Corp., Mead Westvaco-Escanaba, Series A, 6.250%, 04/15/12 (p)	5,007
1,470	Kentwood Public Schools, GO, 5.000%, 05/01/12	1,597
1,470	Van Buren Township Local Development Authority, Tax Increment, GO, FGIC, 5.250%, 04/01/13 (p)	1,664
		8,268
	Minnesota — 3.7%
3,100	Minnesota Public Facilities Authority, Series A, Rev., 5.000%, 03/01/12 (p)	3,409
5,000	Northern Municipal Power Agency, Series A, Rev., Assured Guaranty Ltd., 5.000%, 01/01/12	5,322
1,150	South Washington County Independent School District No. 833, Series A, GO, MBIA-RE, 5.600%, 02/01/10	1,191
		9,922
	Mississippi — 0.4%
1,045	Mississippi Development Bank Special Obligation, Wilkinson County Correctional Center, Series D, Rev., 5.000%, 08/01/11	1,103
	Missouri — 2.4%
2,500	City of St. Louis, Lambert - St. Louis International Airport, Series A, Rev., FSA, 5.000%, 07/01/09	2,525
3,085	Missouri State Board of Public Buildings, Series A, Rev., 5.500%, 10/15/10	3,300

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MUNICIPAL BOND FUNDS   49

JPMorgan Short Term Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Missouri — Continued
665	Riverview Gardens School District, Capital Appreciation, GO, FSA, Zero Coupon, 04/01/11	638
		6,463
	New Jersey — 3.1%
4,500	New Jersey EDA, School Facilities Construction, Rev., VAR, FSA, 5.000%, 09/01/14	4,936
700	New Jersey State Educational Facilities Authority, Stevens Institute of Technology, Series A, Rev., 5.000%, 07/01/13	724
370	State of New Jersey, Series N, GO, MBIA-RE, FGIC, 5.500%, 07/15/13	419
2,250	State of New Jersey, Equipment Lease Purchase, Series A, COP, 5.000%, 06/15/10	2,336
		8,415
	New York — 7.2%
2,060	Erie County Industrial Development Agency, School District Buffalo Project, Series A, Rev., FSA, 5.000%, 05/01/12	2,205
3,000	New York State Dormitory Authority, Series B, Rev., VAR, 5.250%, 05/15/12	3,174
3,500	New York State Thruway Authority, Second Generation Highway & Bridge Trust Fund, Series B, Rev., 5.000%, 04/01/11	3,739
2,740	Suffolk County, Public Improvement, Series B, GO, 4.500%, 11/01/11	2,949
	Tobacco Settlement Financing Authority, Asset Backed,
2,000	Series A, Rev., 5.000%, 06/01/10	2,059
5,000	Series A-1, Rev., 5.000%, 06/01/11	5,208
		19,334
	North Carolina — 2.5%
2,090	North Carolina Eastern Municipal Power Agency, Series A, Rev., Assured Guaranty Ltd., 5.000%, 01/01/13	2,206
	North Carolina Medical Care Commission, First Mortgage, Deerfield,
1,000	Series A, Rev., 3.125%, 11/01/09	981
1,500	Series A, Rev., 3.375%, 11/01/10	1,441
1,850	North Carolina Municipal Power Agency, No. 1-Catawba, Series A, Rev., 5.250%, 01/01/13	1,979
		6,607
	Ohio — 3.3%
3,365	Buckeye Tobacco Settlement Financing Authority, Asset-Backed, Turbo, Series A-2, Rev., 5.125%, 06/01/17	2,447
480	Columbus Regional Airport Authority, Joseph Knight Towers Project, Series A, Rev., GNMA COLL, 4.300%, 02/20/14	485
4,325	Milford Exempt Village School District, School Improvement, GO, FSA, 5.125%, 12/01/11 (p)	4,752
1,000	University of Cincinnati, Series T, Rev., 5.500%, 06/01/10	1,055
		8,739
	Oklahoma — 0.1%
190	Oklahoma Housing Finance Agency, Single Family Housing, Series B-2, Rev., AMT, GNMA/FNMA, 6.800%, 09/01/09	194
	Oregon — 0.4%
1,075	Marion & Clackamas Counties School District No. 4J, Silver Falls, GO, 3.000%, 06/15/09	1,081
	Pennsylvania — 3.1%
500	City of Philadelphia, Gas Works, Fifth, Series A-1, Rev., FSA, 5.000%, 09/01/09	509
3,625	City of Philadelphia, Water & Wastewater Systems, Series A, Rev., AMBAC, 5.000%, 08/01/13	3,906
400	Pennsylvania State Higher Educational Facilities Authority, Allegheny Delaware Obligation, Series A, Rev., MBIA-RE, 5.600%, 11/15/09	398
1,000	Pennsylvania State Higher Educational Facilities Authority, LaSalle University, Series A, Rev., 4.125%, 05/01/13	938
2,450	Philadelphia Parking Authority, Airport, Rev., 5.000%, 09/01/11	2,578
		8,329
	Puerto Rico — 0.5%
1,400	Children’s Trust Fund, Rev., 5.750%, 07/01/10 (p)	1,464
	Rhode Island — 1.5%
3,975	Rhode Island Refunding Bond Authority, Series A, Rev., AMBAC, 5.250%, 04/02/09	3,987
	South Carolina — 2.0%
1,160	Charleston County School District Development Corp., Series B, GO, SCSDE, 5.000%, 02/01/10	1,206
4,300	Tobacco Settlement Revenue Management Authority, Rev., 5.000%, 04/02/09	4,085
		5,291

SEE NOTES TO FINANCIAL STATEMENTS.

50   J.P. MORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Tennessee — 2.2%
2,550	Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Vanderbilt University, Series A, Rev., 5.000%, 10/01/13	2,853
3,000	Shelby County, Public Improvement, Series A, GO, 5.625%, 04/01/10 (p)	3,159
		6,012
	Texas — 12.3%
	Austin Independent School District, Capital Appreciation,
1,035	GO, MBIA-RE, FGIC, Zero Coupon, 08/01/10	1,006
1,205	GO, MBIA-RE, FGIC, Zero Coupon, 08/01/11	1,138
4,500	Camino Real Regional Mobility Authority, Rev., 5.000%, 08/15/12	4,776
2,685	City of Beaumont, Waterworks & Sewer Systems, Rev., FGIC, 6.250%, 09/01/10 (p)	2,894
2,615	City of Frisco, Certificates Obligation, Series A, GO, FGIC, 5.250%, 02/15/11 (p)	2,812
3,125	City of Houston, Water & Sewer Systems, Junior Lien, Series B, Rev., FGIC, 5.250%, 12/01/10 (p)	3,342
2,785	City of San Antonio, Electric & Gas Systems, Series A, Rev., 5.000%, 02/01/12	3,032
3,400	Harris County Hospital District, Series B, Rev., VAR, MBIA-RE, 4.799%, 08/16/10	3,330
2,205	Houston Community College System, Junior Lien, Series A, Rev., MBIA, 5.375%, 04/15/11 (p)	2,393
2,385	Houston Community College System, Junior Lien, Unrefunded Balance, Series A, Rev., MBIA-RE, 5.375%, 04/15/11	2,544
1,000	Lower Colorado River Authority, Rev., 5.000%, 05/15/11	1,055
	San Leanna Educational Facilities Corp., Higher Education, Saint Edwards University Project,
285	Rev., 4.500%, 06/01/11	279
200	Rev., 4.500%, 06/01/12	192
1,500	Tarrant County Cultural Education Facilities Finance Corp., Texas Health Resources, Series A, Rev., 5.000%, 02/15/13	1,563
2,335	Williamson County, General Tax, GO, FSA, 5.500%, 02/15/11 (p)	2,525
		32,881
	Virginia — 5.5%
	Virginia Beach Development Authority, Sentara Health Systems,
2,985	Rev., 5.250%, 04/02/09	3,021
5,100	Series A, Rev., 5.000%, 12/01/11	5,563
4,500	Virginia Commonwealth Transportation Board, Federal Highway, Reimbursement Notes, Rev., 5.000%, 09/27/12	5,013
1,125	Virginia Resources Authority, Clean Water Revolving Fund, Rev., 5.000%, 10/01/14	1,285
		14,882
	Washington — 0.4%
1,000	Energy Northwest Wind Project, Rev., MBIA-RE, 5.000%, 07/01/10	1,041
	Total Long-Term Investments (Cost $239,108)	241,139

SHARES
Short-Term Investment — 8.4%
	Investment Company — 8.4%
22,563	JPMorgan Tax Free Money Market Fund, Institutional Class Shares, 0.680% (b) (l) (Cost $22,563)	22,563
	Total Investments — 98.3% (Cost $261,671)	263,702
	Other Assets in Excess of Liabilities — 1.7%	4,615
	NET ASSETS — 100.0%	$268,317

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MUNICIPAL BOND FUNDS   51

JPMorgan Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Long-Term Investments — 98.1%
	Municipal Bonds — 98.1%
	Alabama — 1.0%
8,000	Alabama State Public School & College Authority, Capital Improvement, Series C, Rev., 5.750%, 07/01/09 (m)	8,229
	Alaska — 1.7%
	Alaska Energy Authority Power, Bradley Lake, Fourth Series,
3,485	Rev., FSA, 6.000%, 07/01/17 (m)	3,720
3,915	Rev., FSA, 6.000%, 07/01/19 (m)	4,117
2,500	Alaska Municipal Bond Bank Authority, Series 1, Rev., 5.750%, 09/01/18 (m)	2,538
2,750	Boro of Matanuska-Susitna, Goose Creek Correctional Center, Rev., 6.000%, 09/01/19	2,952
		13,327
	Arizona — 2.5%
5,000	Arizona Health Facilities Authority, Banner Health, Series D, Rev., 5.500%, 01/01/18	4,646
15,000	Glendale Western Loop 101 Public Facilities Corp., Series A, Rev., 6.250%, 01/01/14	15,312
		19,958
	California — 16.9%
2,500	California Educational Facilities Authority, Claremont McKenna College, Rev., 5.000%, 01/01/18	2,422
3,000	California Educational Facilities Authority, University of Southern California, Series A, Rev., 5.000%, 10/01/18	2,986
	California Health Facilities Financing Authority, Marshall Medical Center,
2,200	Series A, Rev., 5.000%, 11/01/14	2,038
2,000	Series A, Rev., 5.000%, 11/01/14	1,720
2,000	California Health Facilities Financing Authority, Providence Health & Services, Series C, Rev., 6.500%, 10/01/18	2,094
	California State Department of Water Resources, Power Supply,
2,000	Series A, Rev., MBIA-IBC, 5.250%, 05/01/12 (p)	2,253
4,000	Series A, Rev., XLCA, 5.375%, 05/01/12 (p)	4,521
2,750	California State Public Works Board, Department of Corrections, Series C, Rev., 5.500%, 12/01/13	2,797
3,000	California State Public Works Board, Department of Mental Health, Coalinga State Hospital, Series A, Rev., 5.500%, 06/01/14	3,033
	California State University, Systemwide,
5,915	Series A, Rev., MBIA-RE, FGIC, 5.000%, 05/01/13	5,654
2,850	Series C, Rev., MBIA-RE, 5.000%, 11/01/15	2,930
4,000	California Statewide Communities Development Authority, Insured Health Facilities, Los Angeles Jewish Home, Rev., 5.250%, 11/15/13	3,855
350	Chico Public Financing Authority, Merged Redevelopment Project, Tax Allocation, MBIA-RE, 5.000%, 04/01/10	353
3,555	City of Oakland, Sewer System, Series A, Rev., FSA, 5.000%, 06/15/14	3,555
1,000	Fullerton University Foundation, Series A, Rev., MBIA-RE, 5.750%, 07/01/10	1,001
8,000	Golden State Tobacco Securitization Corp., Asset-Backed, Series A-1, Rev., 5.750%, 06/01/17	4,803
325	Golden West Schools Financing Authority, Series A, Rev., MBIA-RE, 5.800%, 02/01/20	360
2,000	Long Beach Bond Finance Authority, Natural Gas, Series A, Rev., 5.250%, 11/15/21	1,605
2,500	Los Angeles Department of Water & Power System, Sub Series A-1, Rev., 5.250%, 07/01/18	2,509
3,080	Los Angeles Harbor Department, Rev., 7.600%, 10/01/18 (p)	3,872
5,000	Los Angeles Unified School District, Series D, GO, 5.000%, 07/01/19	4,800
10,000	Los Angeles Unified School District, Election of 1997, Series E, GO, MBIA, 5.125%, 07/01/12 (p)	11,181
6,000	Metropolitan Water District of Southern California, Series A, Rev., 5.000%, 07/01/17	6,036
	Orange County Development Agency, Santa Ana Heights Project Area, Tax Allocation,
1,265	AMBAC, 5.250%, 09/01/13	1,300
2,120	AMBAC, 5.250%, 09/01/13	2,151
1,805	Pomona Public Financing Authority, Merged Redevelopment, Unrefunded Balance, Series AH, Rev., AMBAC, 5.250%, 02/01/13	1,892
50	Pomona Unified School District, Series A, GO, MBIA-RE, 6.100%, 02/01/20	56
2,555	San Bernardino Joint Powers Financing Authority, Tax Allocation, Series A, FSA, 5.750%, 10/01/25	2,739
160	San Mateo County Transportation District, Series A, Rev., MBIA-RE, 5.250%, 06/01/19	179

SEE NOTES TO FINANCIAL STATEMENTS.

52   J.P. MORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	California — Continued
4,500	Santa Ana Financing Authority, Police Administration & Holding Facility, Series A, Rev., MBIA-RE, 6.250%, 07/01/24	5,195
6,765	Saugus Union School District, Capital Appreciation, GO, MBIA-RE, FGIC, Zero Coupon, 08/01/22	3,316
	South Orange County Public Financing Authority, Foothill Area, Special Tax,
4,740	Series A, MBIA-RE, FGIC, 5.250%, 08/15/14	4,931
3,880	Series A, MBIA-RE, FGIC, 5.250%, 08/15/14	3,973
	State of California,
5,000	GO, 5.000%, 08/01/13	4,658
3,000	GO, 5.250%, 02/01/13	3,098
20	GO, XLCA-ICR, 5.000%, 02/01/12 (p)	22
5,500	State of California, Economic Recovery, Series A, GO, 5.000%, 07/01/11	5,783
4,980	State of California, Unrefunded Balance, GO, XLCA-ICR, 5.000%, 02/01/12	5,042
4,550	Sweetwater Union High School District, Special Tax, Series A, FSA, 5.000%, 09/01/15	4,395
2,060	University of California, Series G, Rev., MBIA-RE, FGIC, 5.000%, 05/15/13	2,091
6,710	University of California, Multiple Purpose Project, Series Q, Rev., FSA, 5.000%, 09/01/11 (p)	7,401
		134,600
	Colorado — 3.1%
3,550	Adams County, Single Family Mortgage, Capital Appreciation, Series 1985A, Rev., Zero Coupon, 06/01/16 (m) (p)	2,814
5,000	Arapahoe County School District No. 6-Littleton, GO, MBIA-RE, FGIC, 5.250%, 12/01/12 (m)	5,373
	Colorado Water Resources & Power Development Authority,
1,000	Series A, Rev., 5.125%, 12/01/18	999
1,000	Series A, Rev., 5.250%, 12/01/18	999
	Denver City & County, Airport,
1,600	Series A, Rev., AMBAC, 6.000%, 11/15/10	1,624
5,295	Series D, Rev., AMBAC-TCRS, 7.750%, 11/15/13	5,741
2,000	Douglas County School District No. Re-1, Douglas & Elbert Counties, GO, MBIA-RE, FGIC, 5.750%, 12/15/14	2,279
10,000	E-470 Public Highway Authority, Capital Appreciation, Series B, Rev., MBIA-RE, Zero Coupon, 09/01/22	3,523
1,500	University of Colorado, Series A, Rev., 5.375%, 06/01/19	1,531
		24,883
	Connecticut — 0.0% (g)
80	Connecticut State Health & Educational Facility Authority, Eastern Connecticut Health, Series A, Rev., RADIAN, 6.375%, 07/01/10 (p)	86
	Delaware — 0.8%
5,000	Delaware State EDA, Osteopathic Hospital Association, Series A, Rev., 6.900%, 01/01/18 (p)	6,255
	District of Columbia — 1.5%
3,965	District of Columbia, Series B, GO, MBIA-RE, 6.000%, 06/01/19	4,590
6,950	District of Columbia, George Washington University, Series A, Rev., MBIA-RE, 6.000%, 09/15/09	7,180
		11,770
	Florida — 2.9%
3,750	City of Lakeland, Electric & Water System, First Lien, Series B, Rev., FSA, 6.050%, 10/01/14	4,280
5,000	Highlands County Health Facilities Authority, Adventist Sunbelt, Series A, Rev., 6.000%, 11/15/11 (p)	5,536
3,205	Hillsborough County Aviation Authority, Tampa International Airport, Series B, Rev., MBIA-RE, FGIC, 6.000%, 10/01/18	3,642
2,415	Hillsborough County, Parks & Recreation Program, GO, MBIA-RE, 5.250%, 07/01/25	2,658
	Orange County, Health Facilities Authority,
3,760	Series A, Rev., MBIA, 6.250%, 10/01/12 (p)	4,364
1,580	Series C, Rev., MBIA, 6.250%, 10/01/12 (p)	1,834
680	Orange County, Health Facilities Authority, Unrefunded Balance, Series C, Rev., MBIA, 6.250%, 10/01/12	716
		23,030
	Georgia — 5.0%
10,000	Dalton Development Authority, Hamilton Health Care System, Rev., MBIA-RE, 5.500%, 08/15/26 (k)	8,510
7,000	Main Street Natural Gas, Inc., Series A, Rev., 5.500%, 09/15/24	5,371
10,485	Metropolitan Atlanta Rapid Transit Authority, Series P, Rev., AMBAC, 6.250%, 07/01/20	12,323
	Municipal Electric Authority of Georgia,
4,500	Series BB, Rev., MBIA-IBC, 5.250%, 01/01/25	4,558

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MUNICIPAL BOND FUNDS   53

JPMorgan Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Georgia — Continued
2,490	Series C, Rev., MBIA-IBC, 5.250%, 01/01/25	2,522
5,500	State of Georgia, Series B, GO, 6.000%, 03/01/12	6,201
		39,485
	Illinois — 5.0%
1,750	Chicago Public Building, Commission Building, Series A, Rev., MBIA, 7.000%, 01/01/20 (p)	2,241
1,480	Cook County Community High School District No. 219-Niles Township, GO, FGIC, 8.000%, 12/01/15 (p)	1,988
2,510	Cook County Community High School District No. 219-Niles Township, Unrefunded Balance, GO, FGIC, 8.000%, 12/01/15	3,275
3,945	Illinois Health Facilities Authority, Revolving Fund, Series A, Rev., VAR, 5.500%, 08/01/11	4,103
7,000	Metropolitan Pier & Exposition Authority, McCormick Plan Expansion Project, Rev., MBIA-RE, FGIC, 5.500%, 12/15/09	7,200
	Regional Transportation Authority,
2,425	Rev., MBIA-RE, 6.250%, 07/01/15	2,892
6,000	Rev., MBIA-RE, 6.500%, 07/01/30	7,031
4,000	Series D, Rev., MBIA-RE, FGIC, 7.750%, 06/01/19	5,139
4,725	State of Illinois, Series P, Rev., 6.500%, 06/15/22	5,770
		39,639
	Indiana — 2.5%
1,550	Beech Grove School Building Corp., First Mortgage, Rev., MBIA-RE, 6.250%, 07/05/16	1,799
3,000	Indiana Municipal Power Agency Supply System, Series B, Rev., MBIA-RE, 5.500%, 01/01/16	3,341
	Indiana Transportation Finance Authority, Highway,
8,750	Series A, Rev., 6.800%, 12/01/16	10,195
885	Series A, Rev., 7.250%, 06/01/15	950
3,115	Indiana Transportation Finance Authority, Highway, Unrefunded Balance, Airport Facility, Series A, Rev., 7.250%, 06/01/15	3,632
		19,917
	Kansas — 0.4%
3,050	Johnson County Unified School District 232, Series A, GO, FSA, 5.250%, 09/01/15	3,169
	Kentucky — 0.5%
4,090	Louisville & Jefferson County Metropolitan Sewer District, Series A, Rev., MBIA-RE, FGIC, 5.625%, 11/15/09	4,204
	Louisiana — 2.0%
	St. Bernard Parish, Sales & Use Tax,
2,535	Rev., FSA, 5.000%, 03/01/14	2,761
2,445	Rev., FSA, 5.000%, 03/01/14	2,642
2,760	Rev., FSA, 5.000%, 03/01/14	2,954
1,505	Rev., FSA, 5.000%, 03/01/14	1,594
2,885	Rev., FSA, 5.000%, 03/01/14	3,028
	State of Louisiana, Gas & Fuels Tax,
2,000	Series A, Rev., AMBAC, 5.375%, 06/01/12	2,090
1,040	Series A, Rev., AMBAC, 5.375%, 06/01/12	1,081
		16,150
	Maine — 0.7%
	Maine Turnpike Authority,
2,995	Rev., 6.000%, 07/01/19	3,167
2,680	Rev., 6.000%, 07/01/19	2,832
		5,999
	Massachusetts — 0.8%
2,250	Massachusetts Port Authority, Series B, Rev., AMT, FSA, 5.500%, 07/01/09	2,281
1,495	Massachusetts School Building Authority, Series A, Rev., AMBAC, 5.000%, 08/15/17	1,462
1,975	Massachusetts State College Building Authority, Series A, Rev., Commonwealth GTD, 7.500%, 05/01/14	2,336
		6,079
	Michigan — 1.9%
15,000	Michigan Strategic Fund, Detroit Education Community Center Convention, Rev., VAR, AMBAC, 4.850%, 09/01/11	15,349
	Minnesota — 0.1%
535	Minnesota Housing Finance Agency, Rental Housing, Series D, Rev., MBIA-RE, 5.900%, 04/02/09	537
	Mississippi — 1.2%
7,940	Mississippi Development Bank Special Obligation, Gulfport Water & Sewer Project, Rev., FSA, 6.000%, 07/01/12 (p)	9,215
	Missouri — 0.5%
1,105	City of Sikeston, Electric, Rev., MBIA-RE, 6.000%, 06/01/16	1,143
1,505	Jackson County, Public Building Corp., Capital Improvements Project, Rev., 5.000%, 12/01/13	1,511
1,000	University of Missouri, Curators University, Series B, Rev., 5.000%, 11/01/13	1,093
		3,747

SEE NOTES TO FINANCIAL STATEMENTS.

54   J.P. MORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Montana — 0.9%
	City of Helena,
400	COP, 5.000%, 01/01/19	388
500	COP, 5.150%, 01/01/19	478
890	Montana State Board of Regents, Higher Education, Series H, Rev., AMBAC, 5.000%, 11/15/14	953
	Montana State Board of Regents, Higher Education, Montana State University,
1,215	Series I, Rev., AMBAC, 5.000%, 11/15/14	1,255
2,500	Series I, Rev., AMBAC, 5.000%, 11/15/14	2,657
1,210	Series I, Rev., AMBAC, 5.000%, 11/15/14	1,265
		6,996
	Nevada — 1.5%
5,000	Clark County School District, Series A, GO, MBIA-RE, 7.000%, 06/01/11	5,561
6,000	Truckee Meadows Water Authority, Series A, Rev., FSA, 5.000%, 07/01/11 (p)	6,502
		12,063
	New Jersey — 2.1%
5,000	New Jersey Housing & Mortgage Finance Agency, Series AA, Rev., 6.375%, 10/01/18	5,298
25,000	New Jersey Transportation Trust Fund Authority, Series A, Rev., Zero Coupon, 12/15/36	4,481
	New Jersey Transportation Trust Fund Authority, Transportation Systems,
1,000	Series A, Rev., 5.750%, 06/15/15 (p)	1,197
5,000	Series C, Rev., MBIA, 5.250%, 06/15/15 (p)	5,837
		16,813
	New Mexico — 0.4%
3,030	Los Alamos County, Utilities, Series A, Rev., FSA, 5.000%, 07/01/13	3,290
	New York — 18.8%
4,895	Long Island Power Authority, Series A, Rev., 5.500%, 04/01/19	5,069
3,000	Metropolitan Transportation Authority, Series A, Rev., 5.125%, 07/01/12	3,004
	New York City,
6,040	Series A, GO, 6.000%, 05/15/10 (p)	6,475
7,885	Series F, GO, 6.000%, 01/15/13 (p)	9,175
	New York City Municipal Water Finance Authority,
5,000	Series DD, Rev., 4.500%, 06/15/18	4,335
5,000	Series FF-2, Rev., 5.500%, 06/15/19	5,164
2,000	New York City Municipal Water Finance Authority, Second Generation Resolution, Sewer, Series DD, Rev., 5.000%, 06/15/12	1,939
565	New York City Municipal Water Finance Authority, Unrefunded Balance, Series B, Rev., 6.000%, 06/15/10	599
5,000	New York City Municipal Water Finance Authority, Water & Sewer System, Fiscal Year 2009, Series A, Rev., 5.750%, 06/15/18	5,327
	New York City Transitional Finance Authority, Future Tax Secured,
17,000	Series C, Rev., 5.500%, 05/01/10 (p)	18,100
1,530	New York City Transitional Finance Authority, Future Tax Secured, Unrefunded Balance, Series B, Rev., 5.500%, 02/01/11	1,638
	New York City, Unrefunded Balance,
9,255	GO, 6.000%, 01/15/13	10,282
745	Series A, GO, 6.000%, 05/15/10	788
	New York Municipal Bond Bank Agency,
1,900	Series C, Rev., 5.250%, 06/01/13	1,929
2,000	Series C, Rev., 5.250%, 06/01/13	2,029
	New York State Dormitory Authority, City University System, CONS,
3,000	Series A, Rev., FGIC, 5.125%, 07/01/10 (p)	3,171
5,000	Series A, Rev., FSA-CR, 5.750%, 07/01/13	5,391
2,025	New York State Dormitory Authority, Mental Health Services Facilities Improvement, Series A, Rev., 5.000%, 02/15/17	1,879
	New York State Environmental Facilities Corp., Revolving Funds, Municipal Water Project,
9,345	Series D, Rev., 5.375%, 06/15/12	9,877
7,270	Series E, Rev., 5.375%, 06/15/12	7,925
7,135	Series E, Rev., 5.375%, 06/15/12	7,673
26,000	Port Authority of New York & New Jersey, CONS, 93rd Series, Rev., 6.125%, 06/01/24	28,423
10	Rome City School District, GO, MBIA-RE, FGIC, 5.000%, 06/15/12	11
	Tobacco Settlement Financing Corp.,
3,000	Series B-1C, Rev., 5.500%, 06/01/13	3,049
3,000	Series B-1C, Rev., 5.500%, 06/01/13	3,031
3,000	Tobacco Settlement Financing Corp., Asset-Backed, Series A-1, Rev., 5.500%, 06/01/13	3,069
		149,352
	North Carolina — 0.5%
3,400	City of Charlotte, GO, 5.500%, 06/01/10 (p)	3,666
25	North Carolina Housing Finance Agency, Single Family Mortgage, Series FF, Rev., AMT, FHA, 6.250%, 04/02/09	25
		3,691

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MUNICIPAL BOND FUNDS   55

JPMorgan Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	North Dakota — 1.3%
4,325	City of Bismarck, Healthcare Facilities, St. Alexius Medical Center, Series A, Rev., FSA, 5.250%, 04/06/09	4,419
5,000	Mercer County, Antelope Valley Station, Rev., AMBAC, 7.200%, 06/30/13	5,618
		10,037
	Ohio — 1.9%
1,500	Chillicothe City School District, School Improvement, GO, FGIC, 5.250%, 12/01/14 (p)	1,747
3,000	Lucas County Hospital, Promedica Healthcare Obligation Group, Rev., AMBAC, 5.625%, 11/15/09	3,050
	Richland County, Correctional Facilities Improvement,
500	GO, Assured Guaranty, 5.875%, 12/01/18	538
400	GO, Assured Guaranty, 6.000%, 12/01/18	427
250	GO, Assured Guaranty, 6.125%, 12/01/18	265
400	GO, Assured Guaranty, 6.125%, 12/01/18	423
	RiverSouth Authority, Riverfront Area Redevelopment,
2,080	Series A, Rev., 5.250%, 06/01/14	2,233
1,255	Series A, Rev., 5.250%, 06/01/14	1,334
1,000	Series A, Rev., 5.250%, 06/01/14	1,054
1,025	Series A, Rev., 5.250%, 06/01/14	1,072
	Toledo-Lucas County, Port Authority, Northwest Ohio Bond Fund,
820	Series A, Rev., 6.000%, 05/15/11 (p)	814
1,650	Series C, Rev., LOC - Fifth Third Bank, 6.375%, 11/15/13	1,209
685	Toledo-Lucas County, Port Authority, Northwest Ohio Bond Fund, Woodsage Project, Series B, Rev., 5.400%, 05/15/14	606
		14,772
	Oklahoma — 0.0% (g)
110	Oklahoma Housing Finance Agency, Single Family Housing, Series B-2, Rev., AMT, GNMA/FNMA, 6.800%, 09/01/09	112

	Pennsylvania — 1.2%
2,375	Delaware River Port Authority of Pennsylvania & New Jersey, Rev., FSA, 5.625%, 01/01/10	2,417
6,500	Pennsylvania IDA, Economic Development, Rev., AMBAC, 5.500%, 07/01/12	6,883
		9,300
	Puerto Rico — 2.0%
5,655	Commonwealth of Puerto Rico, GO, MBIA-RE, 6.000%, 07/01/16	5,684
10,000	Puerto Rico Electric Power Authority, Series KK, Rev., MBIA-RE, 5.500%, 07/01/15	9,997
7,500	Puerto Rico Sales Tax Financing Corp., Capital Appreciation, Series A, Rev., AMBAC, Zero Coupon, 08/01/54	293
		15,974
	South Carolina — 4.9%
4,100	Georgetown County School District, GO, SCSDE, 5.750%, 03/01/11 (p)	4,462
3,660	Greenwood Metropolitan District, Rev., FSA, 4.250%, 10/01/18	3,135
9,515	Laurens County School District, No. 056, GO, Assured Guaranty, SCSDE, 6.125%, 03/01/19	10,328
3,900	Piedmont Municipal Power Agency, Electric, Rev., FGIC, 6.750%, 01/01/20 (p)	4,999
4,615	Piedmont Municipal Power Agency, Electric, Unrefunded Balance, Rev., FGIC, 6.750%, 01/01/20	5,332
8,945	South Carolina Jobs & EDA, Palmetto Healthcare, Series C, Rev., 6.875%, 08/01/13 (p)	10,599
		38,855
	South Dakota — 0.9%
2,651	Heartland Consumers Power District, Rev., 6.375%, 01/01/16 (p)	3,045
	Heartland Consumers Power District, Electric,
1,285	Rev., 7.000%, 01/01/16 (p)	1,487
2,500	Rev., FSA, 6.000%, 01/01/17	2,879
		7,411
	Texas — 6.9%
	Canyon Regional Water Authority, Wells Ranch Project,
4,435	Rev., AMBAC, 5.125%, 08/01/17	4,500
7,540	Rev., AMBAC, 5.125%, 08/01/17	7,462
445	City of Austin, Certificates of Obligation, GO, MBIA-RE, 5.000%, 09/01/14	490
6,000	City of Brownsville, Priority Refunding, Utilities, Rev., MBIA, 6.250%, 09/01/14 (p)	6,698
2,200	City of Forney, Independent School District, School Building, Series A, GO, PSF-GTD, 5.750%, 08/15/18	2,335
4,250	City of San Antonio, Electric & Gas, Rev., 5.000%, 02/01/17 (p)	4,691
5,000	Dallas Area Rapid Transit, Senior Lien, Rev., 5.250%, 12/01/18	4,969

SEE NOTES TO FINANCIAL STATEMENTS.

56   J.P. MORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Texas — Continued
3,000	Dallas-Fort Worth International Airport Facilities Improvement Corp., Series A, Rev., MBIA-RE, FGIC, 5.500%, 11/01/11	3,011
1,500	Harris County Health Facilities Development Corp., Children Hospital Project, Rev., 5.500%, 10/01/19 (p)	1,721
3,500	Harris County Health Facilities Development Corp., Memorial Hermann Healthcare System, Series B, Rev., 7.250%, 12/01/18	3,661
5,000	Lower Colorado River Authority, Rev., 5.750%, 05/15/15	5,096
	Midtown Redevelopment Authority, Tax Allocation,
1,570	AMBAC, 5.000%, 01/01/15	1,573
1,650	AMBAC, 5.000%, 01/01/15	1,632
5,000	SA Energy Acquisition Public Facility Corp., Gas Supply, Rev., 5.250%, 08/01/16	4,261
2,425	Texas State Transportation Commission, Highway Fund, First Tier, Rev., 5.000%, 04/01/16	2,542
		54,642
	Utah — 0.1%
1,000	City of Ogden, Water & Sewer, Rev., FSA, 4.625%, 06/15/18	896
25	Utah Housing Finance Agency, Single Family Mortgage, Senior Issue, Series A-2, Rev., FHA, VA MTGS, 6.250%, 04/02/09	25
		921
	Virginia — 0.5%
	City of Lynchburg Public Improvement,
1,105	GO, 5.000%, 06/01/14	1,232
1,035	GO, 5.000%, 06/01/14	1,143
1,205	GO, 5.000%, 06/01/14	1,313
		3,688
	Washington — 3.1%
7,000	Energy Northwest Electric, Columbia Generating Station, Series B, Rev., MBIA-RE, 5.500%, 07/01/09	7,114
5,000	Energy Northwest Electric, Project No. 1, Series A, Rev., MBIA-RE, 5.500%, 07/01/12	5,427
50	Energy Northwest, Public Power Supply System, Nuclear Project No. 1, Series B, Rev., 7.250%, 07/01/09 (p)	51
15	Energy Northwest, Public Power Supply System, Nuclear Project No. 1, Unrefunded Balance, Series B, Rev., 7.250%, 07/01/09	15
6,500	Washington Health Care Facilities Authority, Multicare Health System, Series A, Rev., FSA, 5.000%, 08/15/18	5,805
5,430	Western Washington University, Housing & Dining, Junior Lien, Series A, Rev., AMBAC, 5.500%, 10/01/22	6,097
		24,509
	Wisconsin — 0.1%
330	Wisconsin Health & Educational Facilities Authority, Froedert & Community, Rev., 5.625%, 10/01/11 (p)	369
	Wisconsin Health & Educational Facilities Authority, Froedert & Community, Unrefunded Balance,
250	Rev., 5.625%, 10/01/11	274
120	Rev., 5.625%, 10/01/11	130
		773
	Total Long-Term Investments (Cost $753,576)	778,827

SHARES
Short-Term Investment — 0.4%
	Investment Company — 0.4%
2,638	JPMorgan Tax Free Money Market Fund, Institutional Class Shares, 0.680% (b) (l) (Cost $2,638)	2,638
	Total Investments — 98.5% (Cost $756,214)	781,465
	Other Assets in Excess of Liabilities — 1.5%	12,202
	NET ASSETS — 100.0%	$793,667

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MUNICIPAL BOND FUNDS   57

JPMorgan Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands, except number of contracts)

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 02/28/09	UNREALIZED APPRECIATION (DEPRECIATION)
	Short Futures Outstanding
(191)	30 Year U.S. Treasury Bond	06/19/09	$(23,559)	$795

SEE NOTES TO FINANCIAL STATEMENTS.

58   J.P. MORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2009

JPMorgan West Virginia Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Long-Term Investments — 98.2%
	Municipal Bonds — 98.2%
	Arizona — 5.6%
1,000	Arizona State University, Board of Regents, COP, MBIA, 5.000%, 07/01/17	1,116
1,000	Arizona Water Infrastructure Finance Authority, Water Quality, Series A, Rev., 5.000%, 10/01/18	1,060
	Salt River Project Agricultural Improvement & Power District,
1,000	Series A, Rev., 5.000%, 01/01/18	1,091
500	Series A, Rev., 5.000%, 01/01/19	541
1,000	Scottsdale IDA, Healthcare, Series A, Rev., 5.000%, 09/01/15	1,002
		4,810
	Colorado — 0.6%
500	University of Colorado, Enterprise Systems, Series A, Rev., 5.500%, 06/01/19	553
	Kansas — 3.2%
3,225	Labette County, Single Family Mortgage, Capital Accumulator Bonds, Rev., Zero Coupon, 12/01/14 (p)	2,736
	Tennessee — 0.9%
1,000	Tennessee Energy Acquisition Corp., Series C, Rev., 5.000%, 02/01/17	789
	Texas — 1.2%
1,000	State of Texas, College Student Loans, Series A, GO, 5.250%, 08/01/18	1,026
	Washington — 1.5%
1,300	King County, Sewer, Rev., FSA, 5.000%, 07/01/17	1,335
	West Virginia — 85.2%
1,525	Brooke Pleasants, Tyler & Wetzel Counties, Single Family Mortgage, Rev., 7.400%, 08/15/10 (p)	1,661
390	City of Charleston, Building Commission, Center for Arts & Science Project, Rev., 5.300%, 06/01/09 (i)	385
1,120	City of Charleston, Urban Renewal Authority, Diamond Project, Series A, Rev., FSA, 5.750%, 12/15/09	1,177
1,000	City of Clarksburg, Capital Appreciation, Water Improvement, Rev., FSA-CR, RADIAN-IBCC, Zero Coupon, 09/01/11	950
	City of Fairmont, Waterworks,
925	Rev., MBIA-RE, 5.000%, 04/02/09	935
790	Rev., MBIA-RE, 5.300%, 04/02/09	799
1,430	City of Parkersburg, Waterworks & Sewer System, Series A, Rev., MBIA-RE, FGIC, 5.000%, 08/01/15 (i)	1,366
1,000	City of Wheeling, Waterworks & Sewer System, Rev., MBIA-RE, FGIC, 5.400%, 04/02/09 (i)	1,001
1,260	Harrison County, County Commission, Single Family Housing, Series A, SO, 6.250%, 05/15/10 (p)	1,317
735	Jackson County, Residential Mortgage, Rev., FGIC, 7.375%, 06/01/10 (p)	794
3,260	Kanawha, Mercer & Nicholas Counties, Single Family Mortgage, Rev., Zero Coupon, 02/01/14 (p)	2,513
8,400	Kanawha-Putnam County, Single Family Housing, Compound Interest-1984, Series A, Rev., Zero Coupon, 12/01/16 (p)	6,471
1,065	Marion County, Single Family Mortgage, Rev., FGIC, PRIV MTGS, 7.375%, 08/01/11 (p)	1,201
285	Marshall County, SO, 6.500%, 05/15/10 (p)	298
1,915	Marshall County Board of Education, Public School, GO, MBIA-RE, 5.000%, 05/01/17	2,135
2,000	Raleigh, Fayette & Nicholas Counties, SO, 6.250%, 08/01/11 (p)	2,161
	State of West Virginia,
1,000	Series B, GO, AMT, MBIA-RE, FGIC, 5.800%, 04/06/09	1,002
1,000	Series B, GO, AMT, MBIA-RE, FGIC, 5.850%, 04/06/09	1,002
	State of West Virginia, Capital Appreciation, Infrastructure,
1,000	Series A, GO, MBIA-RE, FGIC, Zero Coupon, 11/01/13	888
1,000	Series A, GO, MBIA-RE, FGIC, Zero Coupon, 11/01/14	848
	State of West Virginia, Infrastructure,
2,000	GO, MBIA-RE, FGIC, 5.000%, 11/01/14	2,248
1,075	Series B, GO, AMT, MBIA-RE, FGIC, 5.750%, 11/01/12	1,164
1,000	State of West Virginia, State Roads, GO, MBIA-RE, FGIC, 5.000%, 06/01/15	1,046
	West Virginia Commissioner of Highways, Surface Transportation Improvements,
500	Series A, Rev., FSA, 5.000%, 09/01/14	562
1,000	Series A, Rev., FSA, 5.000%, 09/01/15	1,131
1,000	West Virginia EDA, Capitol Parking Garage Project, Rev., AMBAC, 5.625%, 06/01/09	1,030
1,000	West Virginia EDA, Correctional Juvenile, Series A, Rev., MBIA-RE, 5.500%, 06/01/12	1,070

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MUNICIPAL BOND FUNDS   59

JPMorgan West Virginia Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	West Virginia — Continued
500	West Virginia EDA, Department of Environmental Protection, Rev., 4.000%, 11/01/09	511
700	West Virginia EDA, Pollution Control, Appalachian Power Co., Amos, Series C, Rev., 4.850%, 05/01/19	678
	West Virginia Higher Education Policy Commission, University Facilities,
1,500	Series A, Rev., MBIA-RE, 5.000%, 04/01/12	1,598
1,050	Series B, Rev., MBIA-RE, FGIC, 5.000%, 04/01/14	1,083
1,000	West Virginia School Building Authority, Rev., 5.000%, 07/01/16	1,126
	West Virginia School Building Authority, Capital Improvement,
1,000	Series A, Rev., MBIA-RE, FGIC, 5.000%, 07/01/16	1,095
2,000	Series A, Rev., MBIA-RE, FGIC, 5.000%, 07/01/17	2,161
2,000	Series A, Rev., MBIA-RE, FGIC, 5.000%, 07/01/17	2,105
2,465	West Virginia State Building Commission, Series A, Rev., MBIA-RE, 5.250%, 04/02/09	2,476
1,990	West Virginia State Building Commission, Regional Jail, Series A, Rev., AMBAC, 5.250%, 07/01/12	2,143
	West Virginia State Higher Education, Interim Governing Board University, Marshall University,
1,440	Series A, Rev., MBIA-RE, FGIC, 5.250%, 05/01/11	1,491
1,600	Series A, Rev., MBIA-RE, FGIC, 5.250%, 05/01/11	1,646
1,000	West Virginia State Hospital Finance Authority, Camden Clark Memorial Hospital, Series A, Rev., FSA, 5.250%, 02/15/14	1,010
895	West Virginia State Hospital Finance Authority, Charleston Area Medical Center, Series A, Rev., 6.500%, 09/01/16 (p)	1,100
1,480	West Virginia State Hospital Finance Authority, United Hospital Center, Inc. Project, Series A, Rev., AMBAC, 5.000%, 06/01/15	1,474
	West Virginia State Parkway Economic Development & Tourism Authority,
1,000	Rev., MBIA-RE, FGIC, 5.250%, 05/15/16	1,109
2,000	Rev., MBIA-RE, FGIC, 5.250%, 05/15/19	2,231
	West Virginia University, University Projects,
1,000	Series A, Rev., AMBAC, Zero Coupon, 04/01/16	767
1,000	Series A, Rev., AMBAC, Zero Coupon, 04/01/17	724
1,000	Series A, Rev., AMBAC, Zero Coupon, 04/01/18	681
1,000	Series B, Rev., MBIA-RE, FGIC, 5.000%, 10/01/14	1,044
	West Virginia Water Development Authority,
1,200	Series A, Rev., AMBAC, 5.500%, 10/01/13 (p)	1,404
620	Series A, Rev., FSA, 5.350%, 10/01/10 (p)	661
	West Virginia Water Development Authority, Loan Program II,
1,125	Series A-II, Rev., MBIA-RE, FGIC, 5.000%, 11/01/15	1,176
2,275	Series B, Rev., AMBAC, 5.000%, 11/01/12	2,473
1,000	Series B, Rev., AMBAC, 5.000%, 11/01/13	1,093
1,420	West Virginia Water Development Authority, Loan Program IV, Series A, Rev., FSA, 5.000%, 11/01/15	1,521
		73,736
	Total Long-Term Investments (Cost $81,590)	84,985

SHARES	SECURITY DESCRIPTION	VALUE ($)
Short-Term Investment — 1.1%
	Investment Company — 1.1%
972	JPMorgan Tax Free Money Market Fund, Institutional Class Shares, 0.680% (b) (l) (Cost $972)	972
	Total Investments — 99.3% (Cost $82,562)	85,957
	Other Assets in Excess of Liabilities — 0.7%	570
	NET ASSETS — 100.0%	$86,527

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

60   J.P. MORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2009

JPMorgan Municipal Bond Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009

ACA—	American Capital Access

AMBAC—	American Municipal Bond Assurance Corp.

AMT—	Alternative Minimum Tax

BIG—	Bond Investment Guarantee

CIFG—	CDC IXIS Financial Guaranty

COLL—	Collateral

CONS—	Consolidated Bonds

COP—	Certificate of Participation

CR—	Custody Receipts

EDA—	Economic Development Authority

FGIC—	Financial Guaranty Insurance Co.

FHA—	Federal Housing Administration

FHLMC—	Federal Home Loan Mortgage Corp.

FNMA—	Federal National Mortgage Association

FSA—	Financial Security Assurance, Inc.

GNMA—	Government National Mortgage Association

GO—	General Obligation

GTD—	Guaranteed

IBC—	Insured Bond Certificates

IBCC—	Insured Bond Custodial Certificate

ICR—	Insured Custodial Receipts

IDA—	Industrial Development Authority

IDR—	Industrial Development Revenue

IMI—	Investors Mortgage Insurance Co.

LIQ—	Liquidity Agreement

LOC—	Letter of Credit

MBIA—	Municipal Bond Insurance Association Corp.

MGIC—	Mortgage Guaranty Insurance Corp.

MTGS—	Mortgages

PRIV—	Private

PSF—	Permanent School Fund

Q-SBLF—	Qualified School Bond Loan Fund

RADIAN—	Radian Asset Assurance

RE—	Reinsured

Rev.—	Revenue

SCSDE—	South Carolina School District Enhancement

SO—	Special Obligation

TCRS—	Transferable Custodial Receipts

VA—	Veterans Administration

VAR—	Variable Rate Security. The interest rate shown is the rate in effect as of February 28, 2009.

VEREX—	Verex Assurance, Inc.

XLCA—	XL Capital Assurance

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(d)—	Defaulted Security.

(f)—	Security is fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Municipal Income Fund owns fair valued securities with a value of approximately $10,216,000 which amounts to 0.8% of total investments.

(g)—	Amount rounds to less than 0.1%.

(h)—	Amount rounds to less than one thousand (shares or dollars).

(i)—	Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

(k)—	Security is fully or partially segregated with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(l)—	The rate shown is the current yield as of February 28, 2009.

(m)—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

(p)—	Security is prerefunded or escrowed to maturity.

(t)—	The date shown represents the earliest of the next reset date, next call date, prerefunded date, next put date or final maturity date.

(u)—	Security represents underlying bonds transferred to a separate trust established in a tender option bond transaction in which the Fund acquired the residual interest certificates. These securities serve as collateral in financing transactions (see Note 2.I.).

(w)—	When-issued security.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MUNICIPAL BOND FUNDS   61

STATEMENTS OF ASSETS AND LIABILITIES
AS OF FEBRUARY 28, 2009

(Amounts in thousands, except per share amounts)

	Arizona Municipal Bond Fund		Kentucky Municipal Bond Fund		Louisiana Municipal Bond Fund
ASSETS:
Investments in non-affiliates, at value	$146,749		$64,585		$67,756
Investments in affiliates, at value	4,198		2,062		3,786
Total investment securities, at value	150,947		66,647		71,542
Cash	—	(a)	—	(a)	—	(a)
Receivables:
Fund shares sold	831		74		18
Interest and dividends	1,668		707		817
Total Assets	153,446		67,428		72,377

LIABILITIES:
Payables:
Dividends	195		141		91
Fund shares redeemed	30		3		5
Accrued liabilities:
Investment advisory fees	35		15		17
Administration fees	14		3		6
Shareholder servicing fees	11		1		1
Distribution fees	15		4		11
Custodian and accounting fees	11		9		8
Trustees’ and Chief Compliance Officer’s fees	1		1		1
Other	50		48		46
Total Liabilities	362		225		186
Net Assets	$153,084		$67,203		$72,191

SEE NOTES TO FINANCIAL STATEMENTS.

62   J.P. MORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2009

	Arizona Municipal Bond Fund	Kentucky Municipal Bond Fund	Louisiana Municipal Bond Fund
NET ASSETS:
Paid in capital	$148,394	$63,936	$68,575
Accumulated undistributed (distributions in excess of) net investment income	(2)	2	1
Accumulated net realized gains (losses)	(625)	604	32
Net unrealized appreciation (depreciation)	5,317	2,661	3,583
Total Net Assets	$153,084	$67,203	$72,191

Net Assets:
Class A	$45,037	$13,245	$43,449
Class B	1,243	2,253	4,211
Class C	11,258	—	—
Select Class	95,546	51,705	24,531
Total	$153,084	$67,203	$72,191

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	4,701	1,317	4,375
Class B	128	226	424
Class C	1,167	—	—
Select Class	9,869	5,149	2,472

Net Asset Value:
Class A — Redemption price per share	$9.58	$10.06	$9.93
Class B — Offering price per share (b)	9.69	9.98	9.94
Class C — Offering price per share (b)	9.65	—	—
Select Class — Offering and redemption price per share	9.68	10.04	9.92
Class A maximum sales charge	3.75%	3.75%	3.75%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$9.95	$10.45	$10.32

Cost of investments in non-affiliates	$141,432	$61,924	$64,173
Cost of investments in affiliates	4,198	2,062	3,786

(a)	Amount rounds to less than $1,000.

(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MUNICIPAL BOND FUNDS   63

STATEMENTS OF ASSETS AND LIABILITIES
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands, except per share amounts)

	Michigan Municipal Bond Fund		Municipal Income Fund	Ohio Municipal Bond Fund
ASSETS:
Investments in non-affiliates, at value	$198,740		$1,218,030	$225,946
Investments in affiliates, at value	493		17,128	5,786
Total investment securities, at value	199,233		1,235,158	231,732
Cash	—	(a)	4	—	(a)
Receivables:
Fund shares sold	36		666	1,450
Interest and dividends	2,507		15,088	2,519
Total Assets	201,776		1,250,916	235,701

LIABILITIES:
Payables:
Dividends	268		2,880	249
Investment securities purchased	—		6,141	1,058
Interest payable on floating rate note	—		32	—
Floating rate note payable	—		4,990	—
Fund shares redeemed	405		1,078	220
Accrued liabilities:
Investment advisory fees	47		287	54
Administration fees	19		113	21
Shareholder servicing fees	20		155	23
Distribution fees	20		37	40
Custodian and accounting fees	4		34	9
Trustees’ and Chief Compliance Officer’s fees	1		7	1
Other	67		117	65
Total Liabilities	851		15,871	1,740
Net Assets	$200,925		$1,235,045	$233,961

SEE NOTES TO FINANCIAL STATEMENTS.

64   J.P. MORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2009

	Michigan Municipal Bond Fund	Municipal Income Fund	Ohio Municipal Bond Fund
NET ASSETS:
Paid in capital	$196,803	$1,276,176	$226,731
Accumulated undistributed (distributions in excess of) net investment income	1	44	4
Accumulated net realized gains (losses)	—	(21,215)	(19)
Net unrealized appreciation (depreciation)	4,121	(19,960)	7,245
Total Net Assets	$200,925	$1,235,045	$233,961

Net Assets:
Class A	$51,278	$91,082	$91,571
Class B	12,444	14,094	15,896
Class C	5,121	18,906	24,481
Select Class	132,082	1,110,963	102,013
Total	$200,925	$1,235,045	$233,961

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	4,876	9,516	8,428
Class B	1,243	1,480	1,451
Class C	513	1,989	2,244
Select Class	12,575	116,690	9,439

Net Asset Value:
Class A — Redemption price per share	$10.52	$9.57	$10.87
Class B — Offering price per share (b)	10.01	9.52	10.95
Class C — Offering price per share (b)	9.99	9.51	10.91
Select Class — Offering and redemption price per share	10.50	9.52	10.81
Class A maximum sales charge	3.75%	3.75%	3.75%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$10.93	$9.94	$11.29

Cost of investments in non-affiliates	$194,619	$1,237,990	$218,701
Cost of investments in affiliates	493	17,128	5,786

(a)	Amount rounds to less than $1,000.

(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MUNICIPAL BOND FUNDS   65

STATEMENTS OF ASSETS AND LIABILITIES
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands, except per share amounts)

	Short Term Municipal Bond Fund	Tax Free Bond Fund	West Virginia Municipal Bond Fund
ASSETS:
Investments in non-affiliates, at value	$241,139	$778,827	$84,985
Investments in affiliates, at value	22,563	2,638	972
Total investment securities, at value	263,702	781,465	85,957
Cash	3	1	—	(a)
Receivables:
Fund shares sold	1,222	5,854	51
Interest and dividends	2,963	9,742	871
Investment securities sold	1,147	—	—
Variation margin on futures contracts	—	236	—
Total Assets	269,037	797,298	86,879

LIABILITIES:
Payables:
Dividends	302	2,123	206
Fund shares redeemed	245	1,036	56
Accrued liabilities:
Investment advisory fees	51	183	20
Administration fees	23	52	8
Shareholder servicing fees	18	77	2
Distribution fees	28	36	5
Custodian and accounting fees	10	14	9
Trustees’ and Chief Compliance Officer’s fees	2	26	—	(a)
Other	41	84	46
Total Liabilities	720	3,631	352
Net Assets	$268,317	$793,667	$86,527

SEE NOTES TO FINANCIAL STATEMENTS.

66   J.P. MORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2009

	Short Term Municipal Bond Fund	Tax Free Bond Fund	West Virginia Municipal Bond Fund
NET ASSETS:
Paid in capital	$268,904	$773,447	$83,372
Accumulated undistributed (distributions in excess of) net investment income	(96)	(55)	(1)
Accumulated net realized gains (losses)	(2,522)	(5,771)	(239)
Net unrealized appreciation (depreciation)	2,031	26,046	3,395
Total Net Assets	$268,317	$793,667	$86,527

NET ASSETS:
Class A	$73,101	$151,732	$13,486
Class B	3,305	7,832	3,184
Class C	21,616	5,583	—
Select Class	170,295	628,520	69,857
Total	$268,317	$793,667	$86,527

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	7,105	12,493	1,336
Class B	318	647	316
Class C	2,084	462	—
Select Class	16,502	51,898	7,000

Net Asset Value:
Class A — Redemption price per share	$10.29	$12.15	$10.09
Class B — Offering price per share (b)	10.38	12.11	10.08
Class C — Offering price per share	10.37	12.09 (b)	—
Select Class — Offering and redemption price per share	10.32	12.11	9.98
Class A maximum sales charge	2.25%	3.75%	3.75%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$10.53	$12.62	$10.48

Cost of investments in non-affiliates	$239,108	$753,576	$81,590
Cost of investments in affiliates	22,563	2,638	972

(a)	Amount rounds to less than $1,000.

(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MUNICIPAL BOND FUNDS   67

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED FEBRUARY 28, 2009

(Amounts in thousands)

	Arizona Municipal Bond Fund	Kentucky Municipal Bond Fund		Louisiana Municipal Bond Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$6,600	$3,416		$3,322
Dividend income from affiliates (a)	63	6		38
Total investment income	6,663	3,422		3,360

EXPENSES:
Investment advisory fees	463	220		214
Administration fees	163	77		75
Distribution fees:
Class A	100	30		101
Class B	10	19		33
Class C	53	—		—
Shareholder servicing fees:
Class A	100	30		101
Class B	3	6		11
Class C	18	—		—
Select Class	265	147		66
Custodian and accounting fees	47	41		35
Interest expense to affiliates	2	2		—	(b)
Professional fees	54	57		55
Trustees’ and Chief Compliance Officer’s fees	2	1		1
Printing and mailing costs	5	1		4
Registration and filing fees	24	8		10
Transfer agent fees	37	32		34
Other	7	5		5
Total expenses	1,353	676		745
Less amounts waived	(204)	(158)		(156)
Less earnings credits	— (b)	—	(b)	—	(b)
Net expenses	1,149	518		589
Net investment income (loss)	5,514	2,904		2,771

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	(523)	1,079		293
Change in net unrealized appreciation (depreciation) of investments in non-affiliates	4,610	848		1,270
Net realized/unrealized gains (losses)	4,087	1,927		1,563
Change in net assets resulting from operations	$9,601	$4,831		$4,334

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

68   J.P. MORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2009

	Michigan Municipal Bond Fund	Municipal Income Fund	Ohio Municipal Bond Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$10,168	$62,944	$10,550
Dividend income from non-affiliates	—	899	—
Dividend income from affiliates (a)	33	537	93
Total investment income	10,201	64,380	10,643

EXPENSES:
Investment advisory fees	682	4,418	687
Administration fees	239	1,546	242
Distribution fees:
Class A	136	241	194
Class B	104	126	129
Class C	32	140	129
Shareholder servicing fees:
Class A	136	241	194
Class B	35	42	43
Class C	11	47	43
Select Class	387	3,352	292
Custodian and accounting fees	47	181	57
Imputed interest expense on floating rate note	—	143	—
Interest expense to affiliates	5	2	1
Professional fees	60	77	60
Trustees’ and Chief Compliance Officer’s fees	3	19	3
Printing and mailing costs	6	44	12
Registration and filing fees	39	38	11
Transfer agent fees	56	143	70
Other	10	35	9
Total expenses	1,988	10,835	2,176
Less amounts waived	(255)	(1,019)	(237)
Less earnings credits	(1)	(2)	—	(b)
Net expenses	1,732	9,814	1,939
Net investment income (loss)	8,469	54,566	8,704

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	990	(7,987)	860
Change in net unrealized appreciation (depreciation) of investments in non-affiliates	2,131	2,770	4,315
Net realized/unrealized gains (losses)	3,121	(5,217)	5,175
Change in net assets resulting from operations	$11,590	$49,349	$13,879

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MUNICIPAL BOND FUNDS   69

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED FEBRUARY 28, 2009 (continued)

(Amounts in thousands)

	Short Term Municipal Bond Fund	Tax Free Bond Fund	West Virginia Municipal Bond Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$8,156	$42,108	$4,064
Dividend income from affiliates (a)	280	103	28
Total investment income	8,436	42,211	4,092

EXPENSES:
Investment advisory fees	611	2,520	270
Administration fees	258	884	95
Distribution fees:
Class A	127	345	35
Class B	33	64	25
Class C	116	7	—
Shareholder servicing fees:
Class A	127	345	35
Class B	11	21	9
Class C	39	2	—
Select Class	434	1,732	181
Custodian and accounting fees	54	91	38
Interest expense to affiliates	—	— (b)	1
Professional fees	71	64	59
Trustees’ and Chief Compliance Officer’s fees	3	13	1
Printing and mailing costs	11	27	2
Registration and filing fees	53	74	13
Transfer agent fees	41	112	22
Other	5	25	6
Total expenses	1,994	6,326	792
Less amounts waived	(372)	(1,133)	(159)
Less earnings credits	(1)	(4)	—	(b)
Net expenses	1,621	5,189	633
Net investment income (loss)	6,815	37,022	3,459

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	568	(2,029)	297
Futures	—	(3,125)	—
Net realized gain (loss)	568	(5,154)	297
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	2,172	7,247	1,740
Futures	—	1,402	—
Change in net unrealized appreciation (depreciation)	2,172	8,649	1,740
Net realized/unrealized gains (losses)	2,740	3,495	2,037
Change in net assets resulting from operations	$9,555	$40,517	$5,496

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

70   J.P. MORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2009

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Arizona Municipal Bond Fund		Kentucky Municipal Bond Fund		Louisiana Municipal Bond Fund
	Year Ended 2/28/2009	Year Ended 2/29/2008	Year Ended 2/28/2009	Year Ended 2/29/2008	Year Ended 2/28/2009	Year Ended 2/29/2008
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income	$5,514	$5,523	$2,904	$3,465	$2,771	$2,955
Net realized gain (loss)	(523)	(102)	1,079	528	293	228
Change in net unrealized appreciation (depreciation)	4,610	(3,322)	848	(2,924)	1,270	(2,722)
Change in net assets resulting from operations	9,601	2,099	4,831	1,069	4,334	461

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,384)	(1,206)	(461)	(475)	(1,557)	(1,521)
From net realized gains	—	(91)	(68)	—	—	—
Class B
From net investment income	(36)	(41)	(81)	(110)	(139)	(171)
From net realized gains	—	(3)	(14)	—	—	—
Class C
From net investment income	(213)	(78)	—	—	—	—
From net realized gains	—	(8)	—	—	—	—
Select Class
From net investment income	(3,879)	(4,202)	(2,357)	(2,884)	(1,076)	(1,259)
From net realized gains	—	(284)	(302)	—	—	—
Total distributions to shareholders	(5,512)	(5,913)	(3,283)	(3,469)	(2,772)	(2,951)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(3,323)	16,804	(12,438)	(10,090)	1,297	(9,650)

NET ASSETS:
Change in net assets	766	12,990	(10,890)	(12,490)	2,859	(12,140)
Beginning of period	152,318	139,328	78,093	90,583	69,332	81,472
End of period	$153,084	$152,318	$67,203	$78,093	$72,191	$69,332
Accumulated undistributed (distributions in excess of) net investment income	$(2)	$(4)	$2	$(3)	$1	$2

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MUNICIPAL BOND FUNDS   71

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Michigan Municipal Bond Fund		Municipal Income Fund		Ohio Municipal Bond Fund
	Year Ended 2/28/2009	Year Ended 2/29/2008	Year Ended 2/28/2009	Year Ended 2/29/2008	Year Ended 2/28/2009	Year Ended 2/29/2008
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$8,469	$10,311	$54,566	$58,149	$8,704	$8,127
Net realized gain (loss)	990	1,478	(7,987)	(5,043)	860	123
Change in net unrealized appreciation (depreciation)	2,131	(8,772)	2,770	(40,944)	4,315	(5,728)
Change in net assets resulting from operations	11,590	3,017	49,349	12,162	13,879	2,522

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,967)	(2,044)	(3,386)	(3,517)	(2,938)	(2,614)
Class B
From net investment income	(438)	(609)	(490)	(690)	(529)	(668)
Class C
From net investment income	(142)	(116)	(558)	(508)	(560)	(245)
Select Class
From net investment income	(5,916)	(7,539)	(50,042)	(53,482)	(4,668)	(4,602)
Total distributions to shareholders	(8,463)	(10,308)	(54,476)	(58,197)	(8,695)	(8,129)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(44,197)	(48,808)	(410,978)	164,589	13,836	13,376

NET ASSETS:
Change in net assets	(41,070)	(56,099)	(416,105)	118,554	19,020	7,769
Beginning of period	241,995	298,094	1,651,150	1,532,596	214,941	207,172
End of period	$200,925	$241,995	$1,235,045	$1,651,150	$233,961	$214,941
Accumulated undistributed (distributions in excess of) net investment income	$1	$(5)	$44	$(46)	$4	$(5)

SEE NOTES TO FINANCIAL STATEMENTS.

72   J.P. MORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2009

	Short Term Municipal Bond Fund		Tax Free Bond Fund			West Virginia Municipal Bond Fund
	Year Ended 2/28/2009	Year Ended 2/29/2008	Year Ended 2/28/2009		Year Ended 2/29/2008	Year Ended 2/28/2009	Year Ended 2/29/2008
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income	$6,815	$7,324	$37,022		$41,565	$3,459	$3,743
Net realized gain (loss)	568	(548)	(5,154)		(949)	297	333
Change in net unrealized appreciation (depreciation)	2,172	1,457	8,649		(46,230)	1,740	(2,525)
Change in net assets resulting from operations	9,555	8,233	40,517		(5,614)	5,496	1,551

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,405)	(889)	(5,952)		(5,442)	(512)	(506)
From net realized gains	—	—	—		(234)	—	—
Class B
From net investment income	(95)	(162)	(304)		(359)	(100)	(146)
From net realized gains	—	—	—		(17)	—	—
Class C
From net investment income	(341)	(410)	(45	)(a)	—	—	—
Select Class
From net investment income	(5,060)	(5,863)	(30,720)		(35,818)	(2,846)	(3,090)
From net realized gains	—	—	—		(1,407)	—	—
Total distributions to shareholders	(6,901)	(7,324)	(37,021)		(43,277)	(3,458)	(3,742)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	38,382	(46,824)	(97,714)		(98,610)	(5,576)	(1,964)

NET ASSETS:
Change in net assets	41,036	(45,915)	(94,218)		(147,501)	(3,538)	(4,155)
Beginning of period	227,281	273,196	887,885		1,035,386	90,065	94,220
End of period	$268,317	$227,281	$793,667		$887,885	$86,527	$90,065
Accumulated undistributed (distributions in excess of) net investment income	$(96)	$(10)	$(55)		$(56)	$(1)	$(2)

(a)	Commencement of offering of class of shares effective July 1, 2008.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MUNICIPAL BOND FUNDS   73

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Arizona Municipal Bond Fund		Kentucky Municipal Bond Fund		Louisiana Municipal Bond Fund
	Year Ended 2/28/2009	Year Ended 2/29/2008	Year Ended 2/28/2009	Year Ended 2/29/2008	Year Ended 2/28/2009	Year Ended 2/29/2008
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$17,009	$12,667	$3,177	$1,356	$11,970	$3,774
Dividends and distributions reinvested	1,072	1,034	358	322	1,101	1,043
Cost of shares redeemed	(11,398)	(8,298)	(2,479)	(2,235)	(6,990)	(7,431)
Change in net assets from Class A capital transactions	$6,683	$5,403	$1,056	$(557)	$6,081	$(2,614)
Class B
Proceeds from shares issued	$93	$214	$96	$20	$77	$22
Dividends and distributions reinvested	29	34	78	88	92	118
Cost of shares redeemed	(327)	(281)	(939)	(1,323)	(828)	(1,348)
Change in net assets from Class B capital transactions	$(205)	$(33)	$(765)	$(1,215)	$(659)	$(1,208)
Class C
Proceeds from shares issued	$9,184	$1,906	$—	$—	$—	$—
Dividends and distributions reinvested	176	76	—	—	—	—
Cost of shares redeemed	(1,588)	(1,045)	—	—	—	—
Change in net assets from Class C capital transactions	$7,772	$937	$—	$—	$—	$—
Select Class
Proceeds from shares issued	$40,062	$41,259	$6,422	$11,181	$12,036	$9,135
Dividends and distributions reinvested	1,300	1,040	168	85	355	289
Cost of shares redeemed	(58,935)	(31,802)	(19,319)	(19,584)	(16,516)	(15,252)
Change in net assets from Select Class capital transactions	$(17,573)	$10,497	$(12,729)	$(8,318)	$(4,125)	$(5,828)

Total change in net assets from capital transactions	$(3,323)	$16,804	$(12,438)	$(10,090)	$1,297	$(9,650)

SHARE TRANSACTIONS:
Class A
Issued	1,796	1,329	316	135	1,220	380
Reinvested	114	109	36	32	113	106
Redeemed	(1,212)	(879)	(252)	(222)	(714)	(751)
Change in Class A Shares	698	559	100	(55)	619	(265)
Class B
Issued	10	22	10	2	8	2
Reinvested	3	4	8	9	10	12
Redeemed	(35)	(29)	(95)	(133)	(85)	(136)
Change in Class B Shares	(22)	(3)	(77)	(122)	(67)	(122)
Class C
Issued	965	199	—	—	—	—
Reinvested	19	8	—	—	—	—
Redeemed	(170)	(110)	—	—	—	—
Change in Class C Shares	814	97	—	—	—	—
Select Class
Issued	4,223	4,305	646	1,115	1,219	922
Reinvested	137	109	17	8	36	29
Redeemed	(6,239)	(3,318)	(1,973)	(1,954)	(1,714)	(1,542)
Change in Select Class Shares	(1,879)	1,096	(1,310)	(831)	(459)	(591)

SEE NOTES TO FINANCIAL STATEMENTS.

74   J.P. MORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2009

	Michigan Municipal Bond Fund		Municipal Income Fund		Ohio Municipal Bond Fund
	Year Ended 2/28/2009	Year Ended 2/29/2008	Year Ended 2/28/2009	Year Ended 2/29/2008	Year Ended 2/28/2009	Year Ended 2/29/2008
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$17,587	$11,088	$11,033	$18,072	$33,177	$13,827
Dividends and distributions reinvested	1,509	1,547	2,356	2,489	2,134	1,792
Cost of shares redeemed	(17,749)	(22,972)	(23,588)	(22,672)	(15,011)	(12,599)
Change in net assets from Class A capital transactions	$1,347	$(10,337)	$(10,199)	$(2,111)	$20,300	$3,020
Class B
Proceeds from shares issued	$502	$55	$294	$307	$907	$612
Dividends and distributions reinvested	306	441	387	510	392	488
Cost of shares redeemed	(4,146)	(7,059)	(6,133)	(15,101)	(4,181)	(9,341)
Change in net assets from Class B capital transactions	$(3,338)	$(6,563)	$(5,452)	$(14,284)	$(2,882)	$(8,241)
Class C
Proceeds from shares issued	$2,933	$945	$6,159	$4,214	$17,212	$4,883
Dividends and distributions reinvested	122	99	381	343	437	147
Cost of shares redeemed	(1,422)	(1,860)	(5,273)	(5,528)	(2,467)	(1,517)
Change in net assets from Class C capital transactions	$1,633	$(816)	$1,267	$(971)	$15,182	$3,513
Select Class
Proceeds from shares issued	$15,607	$41,856	$425,491	$567,242	$32,547	$44,511
Dividends and distributions reinvested	2,295	1,831	6,233	7,898	1,812	1,501
Cost of shares redeemed	(61,741)	(74,779)	(828,318)	(393,185)	(53,123)	(30,928)
Change in net assets from Select Class capital transactions	$(43,839)	$(31,092)	$(396,594)	$181,955	$(18,764)	$15,084

Total change in net assets from capital transactions	$(44,197)	$(48,808)	$(410,978)	$164,589	$13,836	$13,376

SHARE TRANSACTIONS:
Class A
Issued	1,676	1,047	1,154	1,852	3,103	1,278
Reinvested	145	147	248	256	200	167
Redeemed	(1,692)	(2,171)	(2,493)	(2,328)	(1,411)	(1,168)
Change in Class A Shares	129	(977)	(1,091)	(220)	1,892	277
Class B
Issued	51	5	32	31	84	56
Reinvested	31	44	41	53	36	45
Redeemed	(415)	(700)	(649)	(1,559)	(388)	(859)
Change in Class B Shares	(333)	(651)	(576)	(1,475)	(268)	(758)
Class C
Issued	294	93	648	434	1,591	450
Reinvested	12	10	40	36	41	14
Redeemed	(144)	(184)	(561)	(571)	(231)	(140)
Change in Class C Shares	162	(81)	127	(101)	1,401	324
Select Class
Issued	1,491	3,961	44,983	58,370	3,042	4,144
Reinvested	220	174	655	816	171	140
Redeemed	(5,935)	(7,096)	(88,210)	(40,496)	(5,035)	(2,882)
Change in Select Class Shares	(4,224)	(2,961)	(42,572)	18,690	(1,822)	1,402

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MUNICIPAL BOND FUNDS   75

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Short Term Municipal Bond Fund		Tax Free Bond Fund			West Virginia Municipal Bond Fund
	Year Ended 2/28/2009	Year Ended 2/29/2008	Year Ended 2/28/2009		Year Ended 2/29/2008	Year Ended 2/28/2009	Year Ended 2/29/2008
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$73,125	$8,094	$57,054		$58,801	$4,319	$4,014
Dividends and distributions reinvested	1,139	691	4,205		4,178	287	282
Cost of shares redeemed	(28,136)	(26,359)	(37,155)		(55,185)	(5,332)	(2,234)
Change in net assets from Class A capital transactions	$46,128	$(17,574)	$24,104		$7,794	$(726)	$2,062
Class B
Proceeds from shares issued	$151	$223	$936		$676	$— (a)	$146
Dividends and distributions reinvested	72	120	231		279	60	90
Cost of shares redeemed	(2,706)	(3,644)	(2,571)		(3,050)	(884)	(1,689)
Change in net assets from Class B capital transactions	$(2,483)	$(3,301)	$(1,404)		$(2,095)	$(824)	$(1,453)
Class C
Proceeds from shares issued	$11,601	$2,450	$5,601	(b)	$—	$—	$—
Dividends and distributions reinvested	302	363	32	(b)	—	—	—
Cost of shares redeemed	(5,524)	(9,278)	(115	)(b)	—	—	—
Change in net assets from Class C capital transactions	$6,379	$(6,465)	$5,518		$—	$—	$—
Select Class
Proceeds from shares issued	$55,643	$33,900	$64,454		$94,558	$12,875	$11,070
Dividends and distributions reinvested	1,164	707	3,167		2,029	210	126
Cost of shares redeemed	(68,449)	(54,091)	(193,553)		(200,896)	(17,111)	(13,769)
Change in net assets from Select Class capital transactions	$(11,642)	$(19,484)	$(125,932)		$(104,309)	$(4,026)	$(2,573)

Total change in net assets from capital transactions	$38,382	$(46,824)	$(97,714)		$(98,610)	$(5,576)	$(1,964)

SHARE TRANSACTIONS:
Class A
Issued	7,159	795	4,697		4,681	432	400
Reinvested	112	68	347		335	29	28
Redeemed	(2,760)	(2,592)	(3,087)		(4,401)	(537)	(223)
Change in Class A Shares	4,511	(1,729)	1,957		615	(76)	205
Class B
Issued	15	21	78		54	— (a)	15
Reinvested	7	12	19		22	6	9
Redeemed	(263)	(356)	(215)		(244)	(88)	(169)
Change in Class B Shares	(241)	(323)	(118)		(168)	(82)	(145)
Class C
Issued	1,120	238	468	(b)	—	—	—
Reinvested	29	36	3	(b)	—	—	—
Redeemed	(537)	(906)	(9	)(b)	—	—	—
Change in Class C Shares	612	(632)	462		—	—	—
Select Class
Issued	5,424	3,316	5,336		7,560	1,307	1,115
Reinvested	114	69	262		163	22	12
Redeemed	(6,692)	(5,304)	(16,082)		(16,041)	(1,753)	(1,393)
Change in Select Class Shares	(1,154)	(1,919)	(10,484)		(8,318)	(424)	(266)

(a)	Amount rounds to less than 1,000 (shares or dollars).

(b)	Commencement of offering of class of shares effective July 1, 2008.

SEE NOTES TO FINANCIAL STATEMENTS.

76   J.P. MORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2009

THIS PAGE IS INTENTIONALLY LEFT BLANK

FEBRUARY 28, 2009        J.P. MORGAN MUNICIPAL BOND FUNDS   77

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Arizona Municipal Bond Fund
Class A
Year Ended February 28, 2009	$9.30	$0.33	$0.28	$0.61	$(0.33)	$—	$(0.33)
Year Ended February 29, 2008	9.54	0.34	(0.22)	0.12	(0.34)	(0.02)	(0.36)
Year Ended February 28, 2007	9.60	0.36	(0.02)	0.34	(0.36)	(0.04)	(0.40)
July 1, 2005 through February 28, 2006 (e)	9.84	0.25	(0.21)	0.04	(0.25)	(0.03)	(0.28)
Year Ended June 30, 2005	9.76	0.38	0.09	0.47	(0.39)	—	(0.39)
Year Ended June 30, 2004	10.19	0.38	(0.41)	(0.03)	(0.38)	(0.02)	(0.40)

Class B
Year Ended February 28, 2009	9.39	0.26	0.30	0.56	(0.26)	—	(0.26)
Year Ended February 29, 2008	9.62	0.28	(0.21)	0.07	(0.28)	(0.02)	(0.30)
Year Ended February 28, 2007	9.69	0.30	(0.03)	0.27	(0.30)	(0.04)	(0.34)
July 1, 2005 through February 28, 2006 (e)	9.92	0.21	(0.20)	0.01	(0.21)	(0.03)	(0.24)
Year Ended June 30, 2005	9.85	0.32	0.08	0.40	(0.33)	—	(0.33)
Year Ended June 30, 2004	10.30	0.31	(0.43)	(0.12)	(0.31)	(0.02)	(0.33)

Class C
Year Ended February 28, 2009	9.37	0.27	0.28	0.55	(0.27)	—	(0.27)
Year Ended February 29, 2008	9.60	0.28	(0.21)	0.07	(0.28)	(0.02)	(0.30)
Year Ended February 28, 2007	9.67	0.31	(0.04)	0.27	(0.30)	(0.04)	(0.34)
July 1, 2005 through February 28, 2006 (e)	9.92	0.21	(0.22)	(0.01)	(0.21)	(0.03)	(0.24)
February 19, 2005 (f) through June 30, 2005	9.96	0.13	(0.02)	0.11	(0.15)	—	(0.15)

Select Class
Year Ended February 28, 2009	9.39	0.35	0.29	0.64	(0.35)	—	(0.35)
Year Ended February 29, 2008	9.63	0.36	(0.22)	0.14	(0.36)	(0.02)	(0.38)
Year Ended February 28, 2007	9.69	0.39	(0.02)	0.37	(0.39)	(0.04)	(0.43)
July 1, 2005 through February 28, 2006 (e)	9.93	0.27	(0.22)	0.05	(0.26)	(0.03)	(0.29)
Year Ended June 30, 2005	9.84	0.41	0.09	0.50	(0.41)	—	(0.41)
Year Ended June 30, 2004	10.28	0.40	(0.42)	(0.02)	(0.40)	(0.02)	(0.42)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	The Fund changed its fiscal year end from June 30 to the last day of February.

(f)	Commencement of offering of class of shares.

(g)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

SEE NOTES TO FINANCIAL STATEMENTS.

78   J.P. MORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2009

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio Turnover rate (b)

$ 9.58	6.64%	$45,037	0.88%	3.42%	1.02%	25%
9.30	1.30 (g)	37,232	0.88	3.55	1.02	19
9.54	3.61	32,842	0.88	3.77	1.01	30
9.60	0.37	32,964	0.88	3.82	1.01	4
9.84	4.87	26,429	0.86	3.86	0.99	5
9.76	(0.34)	16,352	0.84	3.76	0.99	11

9.69	6.09	1,243	1.51	2.79	1.52	25
9.39	0.72 (g)	1,410	1.52	2.92	1.52	19
9.62	2.83	1,477	1.51	3.16	1.51	30
9.69	0.05	2,387	1.51	3.18	1.51	4
9.92	4.10	2,158	1.48	3.24	1.59	5
9.85	(1.18)	1,831	1.49	3.11	1.64	11

9.65	5.98	11,258	1.52	2.78	1.52	25
9.37	0.78 (g)	3,309	1.52	2.91	1.52	19
9.60	2.85	2,456	1.51	3.14	1.51	30
9.67	(0.09)	1,826	1.51	3.20	1.51	4
9.92	1.07	422	1.48	3.20	1.50	5

9.68	6.94	95,546	0.63	3.68	0.77	25
9.39	1.52 (g)	110,367	0.63	3.81	0.77	19
9.63	3.83	102,553	0.63	4.02	0.76	30
9.69	0.53	103,022	0.63	4.06	0.76	4
9.93	5.18	109,776	0.60	4.12	0.67	5
9.84	(0.16)	128,048	0.59	4.01	0.64	11

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MUNICIPAL BOND FUNDS   79

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Kentucky Municipal Bond Fund
Class A
Year Ended February 28, 2009	$9.80	$0.37	$0.33	$0.70	$(0.38)	$(0.06)	$(0.44)
Year Ended February 29, 2008	10.09	0.39	(0.29)	0.10	(0.39)	—	(0.39)
Year Ended February 28, 2007	10.15	0.40	(0.06)	0.34	(0.40)	—	(0.40)
July 1, 2005 through February 28, 2006 (e)	10.37	0.26	(0.22)	0.04	(0.26)	—	(0.26)
Year Ended June 30, 2005	10.26	0.39	0.11	0.50	(0.39)	—	(0.39)
Year Ended June 30, 2004	10.67	0.40	(0.41)	(0.01)	(0.40)	—	(0.40)

Class B
Year Ended February 28, 2009	9.73	0.30	0.32	0.62	(0.31)	(0.06)	(0.37)
Year Ended February 29, 2008	10.02	0.32	(0.29)	0.03	(0.32)	—	(0.32)
Year Ended February 28, 2007	10.08	0.33	(0.06)	0.27	(0.33)	—	(0.33)
July 1, 2005 through February 28, 2006 (e)	10.30	0.22	(0.22)	—	(0.22)	—	(0.22)
Year Ended June 30, 2005	10.19	0.33	0.11	0.44	(0.33)	—	(0.33)
Year Ended June 30, 2004	10.60	0.33	(0.41)	(0.08)	(0.33)	—	(0.33)

Select Class
Year Ended February 28, 2009	9.79	0.40	0.31	0.71	(0.40)	(0.06)	(0.46)
Year Ended February 29, 2008	10.08	0.41	(0.29)	0.12	(0.41)	—	(0.41)
Year Ended February 28, 2007	10.14	0.43	(0.06)	0.37	(0.43)	—	(0.43)
July 1, 2005 through February 28, 2006 (e)	10.36	0.28	(0.22)	0.06	(0.28)	—	(0.28)
Year Ended June 30, 2005	10.24	0.42	0.12	0.54	(0.42)	—	(0.42)
Year Ended June 30, 2004	10.66	0.43	(0.42)	0.01	(0.43)	—	(0.43)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	The Fund changed its fiscal year end from June 30 to the last day of February.

(f)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

(g)	Includes interest expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

80   J.P. MORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2009

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio Turnover rate (b)

$10.06	7.27%	$13,245	0.88%		3.77%	1.10%	7%
9.80	0.97 (f)	11,925	0.89	(g)	3.85	1.08	8
10.09	3.44	12,841	0.88		3.95	1.04	13
10.15	0.42	14,245	0.88		3.85	1.04	4
10.37	4.97	17,032	0.86		3.76	1.00	3
10.26	(0.08)	13,935	0.86		3.84	1.01	5

9.98	6.54	2,253	1.53		3.12	1.60	7
9.73	0.31 (f)	2,949	1.54	(g)	3.20	1.58	8
10.02	2.79	4,261	1.53		3.31	1.54	13
10.08	(0.01)	7,806	1.52		3.21	1.54	4
10.30	4.34	9,413	1.49		3.12	1.60	3
10.19	(0.73)	10,533	1.51		3.18	1.66	5

10.04	7.44	51,705	0.63		4.02	0.85	7
9.79	1.23 (f)	63,219	0.64	(g)	4.10	0.83	8
10.08	3.69	73,481	0.63		4.20	0.79	13
10.14	0.59	81,739	0.63		4.10	0.79	4
10.36	5.36	86,432	0.61		4.00	0.68	3
10.24	0.10	95,277	0.61		4.09	0.66	5

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MUNICIPAL BOND FUNDS   81

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
Louisiana Municipal Bond Fund
Class A
Year Ended February 28, 2009	$9.66	$0.38	$0.27	$0.65	$(0.38)	$9.93
Year Ended February 29, 2008	9.99	0.39	(0.33)	0.06	(0.39)	9.66
Year Ended February 28, 2007	10.01	0.40	(0.02)	0.38	(0.40)	9.99
July 1, 2005 through February 28, 2006 (e)	10.27	0.26	(0.26)	—	(0.26)	10.01
Year Ended June 30, 2005	10.15	0.40	0.12	0.52	(0.40)	10.27
Year Ended June 30, 2004	10.59	0.37	(0.44)	(0.07)	(0.37)	10.15

Class B
Year Ended February 28, 2009	9.67	0.31	0.27	0.58	(0.31)	9.94
Year Ended February 29, 2008	10.00	0.33	(0.34)	(0.01)	(0.32)	9.67
Year Ended February 28, 2007	10.02	0.33	(0.02)	0.31	(0.33)	10.00
July 1, 2005 through February 28, 2006 (e)	10.27	0.22	(0.25)	(0.03)	(0.22)	10.02
Year Ended June 30, 2005	10.15	0.33	0.12	0.45	(0.33)	10.27
Year Ended June 30, 2004	10.58	0.31	(0.43)	(0.12)	(0.31)	10.15

Select Class
Year Ended February 28, 2009	9.66	0.40	0.26	0.66	(0.40)	9.92
Year Ended February 29, 2008	9.99	0.42	(0.33)	0.09	(0.42)	9.66
Year Ended February 28, 2007	10.01	0.42	(0.02)	0.40	(0.42)	9.99
July 1, 2005 through February 28, 2006 (e)	10.26	0.28	(0.25)	0.03	(0.28)	10.01
Year Ended June 30, 2005	10.14	0.42	0.13	0.55	(0.43)	10.26
Year Ended June 30, 2004	10.58	0.40	(0.44)	(0.04)	(0.40)	10.14

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	The Fund changed its fiscal year end from June 30 to the last day of February.

(f)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

(g)	Includes interest expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

82   J.P. MORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2009

Ratios/Supplemental data
			Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)		Net assets end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio Turnover rate (b)

6.82%		$43,449	0.88%		3.83%	1.11%	14%
0.59	(f)	36,283	0.89	(g)	3.92	1.10	11
3.89		40,170	0.88		3.99	1.07	10
0.05		41,687	0.89	(g)	3.88	1.07	2
5.20		53,725	0.87		3.82	1.13	3
(0.68)		59,497	0.86		3.58	1.16	2

6.13		4,211	1.53		3.18	1.61	14
(0.09	)(f)	4,748	1.54	(g)	3.28	1.60	11
3.21		6,128	1.53		3.34	1.57	10
(0.30)		8,580	1.54	(g)	3.23	1.57	2
4.48		11,643	1.51		3.18	1.73	3
(1.17)		13,298	1.51		2.93	1.81	2

6.99		24,531	0.63		4.08	0.86	14
0.85	(f)	28,301	0.63		4.18	0.85	11
4.12		35,174	0.63		4.24	0.82	10
0.33		38,157	0.64	(g)	4.13	0.83	2
5.46		41,876	0.62		4.07	0.82	3
(0.37)		45,453	0.61		3.84	0.81	2

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MUNICIPAL BOND FUNDS   83

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
Michigan Municipal Bond Fund
Class A
Year Ended February 28, 2009	$10.36	$0.38	(g)	$0.16	$0.54	$(0.38)	$10.52
Year Ended February 29, 2008	10.65	0.39	(g)	(0.29)	0.10	(0.39)	10.36
Year Ended February 28, 2007	10.69	0.42		(0.05)	0.37	(0.41)	10.65
July 1, 2005 through February 28, 2006 (e)	10.90	0.29		(0.21)	0.08	(0.29)	10.69
Year Ended June 30, 2005	10.83	0.43		0.07	0.50	(0.43)	10.90
Year Ended June 30, 2004	11.30	0.45		(0.48)	(0.03)	(0.44)	10.83

Class B
Year Ended February 28, 2009	9.88	0.30	(g)	0.15	0.45	(0.32)	10.01
Year Ended February 29, 2008	10.17	0.31	(g)	(0.27)	0.04	(0.33)	9.88
Year Ended February 28, 2007	10.23	0.32		(0.03)	0.29	(0.35)	10.17
July 1, 2005 through February 28, 2006 (e)	10.45	0.22		(0.20)	0.02	(0.24)	10.23
Year Ended June 30, 2005	10.40	0.34		0.08	0.42	(0.37)	10.45
Year Ended June 30, 2004	10.87	0.35		(0.45)	(0.10)	(0.37)	10.40

Class C
Year Ended February 28, 2009	9.86	0.30	(g)	0.15	0.45	(0.32)	9.99
Year Ended February 29, 2008	10.15	0.31	(g)	(0.27)	0.04	(0.33)	9.86
Year Ended February 28, 2007	10.22	0.35		(0.07)	0.28	(0.35)	10.15
July 1, 2005 through February 28, 2006 (e)	10.44	0.24		(0.21)	0.03	(0.25)	10.22
February 19, 2005 (f) to June 30, 2005	10.51	0.15		(0.05)	0.10	(0.17)	10.44

Select Class
Year Ended February 28, 2009	10.35	0.40	(g)	0.15	0.55	(0.40)	10.50
Year Ended February 29, 2008	10.63	0.42	(g)	(0.28)	0.14	(0.42)	10.35
Year Ended February 28, 2007	10.68	0.44		(0.05)	0.39	(0.44)	10.63
July 1, 2005 through February 28, 2006 (e)	10.89	0.30		(0.21)	0.09	(0.30)	10.68
Year Ended June 30, 2005	10.82	0.46		0.07	0.53	(0.46)	10.89
Year Ended June 30, 2004	11.29	0.47		(0.47)	—	(0.47)	10.82

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	The Fund changed its fiscal year end from June 30 to the last day of February.

(f)	Commencement of offering of class of shares.

(g)	Calculated based upon average shares outstanding.

(h)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

SEE NOTES TO FINANCIAL STATEMENTS.

84   J.P. MORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2009

Ratios/Supplemental data
			Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)		Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio Turnover rate (b)

5.30%		$51,278	0.88%	3.60%	1.00%	12%
0.93	(h)	49,175	0.88	3.68	0.99	4
3.53		60,941	0.86	3.89	0.97	21
0.71		71,898	0.86	3.99	0.97	4
4.69		78,000	0.86	3.93	1.01	12
(0.28)		77,774	0.85	3.96	1.00	10

4.59		12,444	1.50	2.98	1.50	12
0.37	(h)	15,563	1.49	3.07	1.49	4
2.88		22,644	1.47	3.28	1.47	21
0.23		26,334	1.47	3.37	1.47	4
4.12		30,233	1.49	3.30	1.60	12
(0.93)		33,018	1.50	3.32	1.65	10

4.64		5,121	1.50	2.98	1.50	12
0.37	(h)	3,457	1.49	3.07	1.49	4
2.84		4,381	1.47	3.26	1.47	21
0.27		2,325	1.47	3.38	1.47	4
0.98		1,133	1.48	3.31	1.55	12

5.46		132,082	0.63	3.85	0.75	12
1.29	(h)	173,800	0.63	3.93	0.74	4
3.72		210,128	0.61	4.13	0.72	21
0.87		182,938	0.61	4.24	0.72	4
4.97		171,727	0.61	4.18	0.69	12
(0.04)		172,951	0.60	4.22	0.65	10

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MUNICIPAL BOND FUNDS   85

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period	Total return (excludes sales charge) (b)(c)
Municipal Income Fund
Class A
Year Ended February 28, 2009	$9.55	$0.34	$0.02	$0.36	$(0.34)	$9.57	3.81%
Year Ended February 29, 2008	9.81	0.34	(0.27)	0.07	(0.33)	9.55	0.73	(g)
Year Ended February 28, 2007	9.79	0.35	0.01	0.36	(0.34)	9.81	3.76
July 1, 2005 through February 28, 2006 (f)	9.92	0.24	(0.14)	0.10	(0.23)	9.79	1.04
Year Ended June 30, 2005	9.79	0.37	0.14	0.51	(0.38)	9.92	5.25
Year Ended June 30, 2004	10.13	0.39	(0.35)	0.04	(0.38)	9.79	0.39

Class B
Year Ended February 28, 2009	9.50	0.29	0.01	0.30	(0.28)	9.52	3.23
Year Ended February 29, 2008	9.76	0.30	(0.29)	0.01	(0.27)	9.50	0.10	(g)
Year Ended February 28, 2007	9.73	0.29	0.02	0.31	(0.28)	9.76	3.29
July 1, 2005 through February 28, 2006 (f)	9.86	0.20	(0.14)	0.06	(0.19)	9.73	0.62
Year Ended June 30, 2005	9.74	0.30	0.14	0.44	(0.32)	9.86	4.53
Year Ended June 30, 2004	10.08	0.32	(0.35)	(0.03)	(0.31)	9.74	(0.27)

Class C
Year Ended February 28, 2009	9.48	0.28	0.03	0.31	(0.28)	9.51	3.36
Year Ended February 29, 2008	9.75	0.28	(0.28)	—	(0.27)	9.48	0.02	(g)
Year Ended February 28, 2007	9.72	0.28	0.03	0.31	(0.28)	9.75	3.29
July 1, 2005 through February 28, 2006 (f)	9.85	0.20	(0.14)	0.06	(0.19)	9.72	0.62
Year Ended June 30, 2005	9.73	0.30	0.14	0.44	(0.32)	9.85	4.55
Year Ended June 30, 2004	10.07	0.33	(0.35)	(0.02)	(0.32)	9.73	(0.26)

Select Class
Year Ended February 28, 2009	9.50	0.36	0.02	0.38	(0.36)	9.52	4.08
Year Ended February 29, 2008	9.77	0.36	(0.27)	0.09	(0.36)	9.50	0.89	(g)
Year Ended February 28, 2007	9.74	0.36	0.03	0.39	(0.36)	9.77	4.14
July 1, 2005 through February 28, 2006 (f)	9.87	0.25	(0.13)	0.12	(0.25)	9.74	1.20
Year Ended June 30, 2005	9.74	0.39	0.14	0.53	(0.40)	9.87	5.55
Year Ended June 30, 2004	10.09	0.41	(0.35)	0.06	(0.41)	9.74	0.57

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	See Note 2.I.

(f)	The Fund changed its fiscal year end from June 30 to the last day of February.

(g)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

SEE NOTES TO FINANCIAL STATEMENTS.

86   J.P. MORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2009

Ratios/Supplemental data
	Ratios to average net assets (a)
Net assets end of period (000’s)	Net expenses (excluding imputed interest) (d)	Net expenses (including imputed interest) (d)(e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (excluding imputed interest)	Expenses without waivers, reimbursements and earnings credits (including imputed interest) (e)	Portfolio Turnover rate (b)

$ 91,082	0.87%	0.88%	3.49%	0.94%	0.95%	12%
101,274	0.85	0.88	3.44	0.94	0.97	29
106,260	0.84	0.91	3.53	0.93	1.00	39
116,863	0.84	0.99	3.68	0.94	1.09	28
126,834	0.85	0.96	3.66	0.98	1.09	39
131,692	0.84	0.90	3.84	0.99	1.05	48

14,094	1.44	1.45	2.91	1.44	1.45	12
19,530	1.44	1.47	2.86	1.44	1.47	29
34,456	1.43	1.50	2.95	1.43	1.50	39
55,914	1.44	1.59	3.09	1.44	1.59	28
69,964	1.47	1.58	3.05	1.58	1.69	39
89,997	1.49	1.55	3.19	1.64	1.70	48

18,906	1.44	1.45	2.92	1.44	1.45	12
17,655	1.44	1.47	2.86	1.44	1.47	29
19,137	1.43	1.50	2.94	1.43	1.50	39
26,635	1.44	1.59	3.09	1.44	1.59	28
33,941	1.47	1.58	3.05	1.58	1.69	39
41,703	1.49	1.55	3.19	1.64	1.70	48

1,110,963	0.62	0.63	3.73	0.69	0.70	12
1,512,691	0.60	0.63	3.69	0.69	0.72	29
1,372,743	0.59	0.66	3.77	0.68	0.75	39
1,041,847	0.59	0.74	3.91	0.69	0.84	28
680,707	0.60	0.71	3.91	0.66	0.77	39
763,172	0.59	0.65	4.08	0.64	0.70	48

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MUNICIPAL BOND FUNDS   87

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
Ohio Municipal Bond Fund
Class A
Year Ended February 28, 2009	$10.58	$0.40	$0.29	$0.69	$(0.40)	$10.87
Year Ended February 29, 2008	10.86	0.41	(0.28)	0.13	(0.41)	10.58
Year Ended February 28, 2007	10.88	0.42	(0.02)	0.40	(0.42)	10.86
July 1, 2005 through February 28, 2006 (e)	11.09	0.28	(0.21)	0.07	(0.28)	10.88
Year Ended June 30, 2005	10.98	0.41	0.12	0.53	(0.42)	11.09
Year Ended June 30, 2004	11.41	0.41	(0.43)	(0.02)	(0.41)	10.98

Class B
Year Ended February 28, 2009	10.66	0.35	0.27	0.62	(0.33)	10.95
Year Ended February 29, 2008	10.93	0.37	(0.30)	0.07	(0.34)	10.66
Year Ended February 28, 2007	10.96	0.37	(0.05)	0.32	(0.35)	10.93
July 1, 2005 through February 28, 2006 (e)	11.16	0.24	(0.21)	0.03	(0.23)	10.96
Year Ended June 30, 2005	11.05	0.35	0.11	0.46	(0.35)	11.16
Year Ended June 30, 2004	11.49	0.34	(0.44)	(0.10)	(0.34)	11.05

Class C
Year Ended February 28, 2009	10.63	0.34	0.28	0.62	(0.34)	10.91
Year Ended February 29, 2008	10.90	0.35	(0.28)	0.07	(0.34)	10.63
Year Ended February 28, 2007	10.93	0.36	(0.03)	0.33	(0.36)	10.90
July 1, 2005 through February 28, 2006 (e)	11.15	0.25	(0.23)	0.02	(0.24)	10.93
February 19, 2005 (f) to June 30, 2005	11.22	0.14	(0.04)	0.10	(0.17)	11.15

Select Class
Year Ended February 28, 2009	10.52	0.43	0.29	0.72	(0.43)	10.81
Year Ended February 29, 2008	10.80	0.43	(0.28)	0.15	(0.43)	10.52
Year Ended February 28, 2007	10.83	0.44	(0.02)	0.42	(0.45)	10.80
July 1, 2005 through February 28, 2006 (e)	11.04	0.30	(0.21)	0.09	(0.30)	10.83
Year Ended June 30, 2005	10.93	0.44	0.11	0.55	(0.44)	11.04
Year Ended June 30, 2004	11.36	0.44	(0.43)	0.01	(0.44)	10.93

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	The Fund changed its fiscal year end from June 30 to the last day of February.

(f)	Commencement of offering of class of shares.

(g)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

SEE NOTES TO FINANCIAL STATEMENTS.

88   J.P. MORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2009

Ratios/Supplemental data
			Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)		Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio Turnover rate (b)

6.66%		$91,571	0.88%	3.76%	1.00%	12%
1.18	(g)	69,138	0.88	3.79	1.00	15
3.74		67,941	0.88	3.87	1.00	19
0.62		76,935	0.88	3.80	1.00	4
4.85		78,525	0.86	3.72	1.10	7
(0.18)		74,235	0.85	3.63	1.16	16

5.95		15,896	1.50	3.13	1.50	12
0.62	(g)	18,326	1.50	3.18	1.50	15
2.99		27,079	1.50	3.26	1.50	19
0.28		39,832	1.50	3.18	1.50	4
4.21		48,375	1.49	3.08	1.70	7
(0.91)		56,279	1.50	2.98	1.81	16

5.92		24,481	1.50	3.14	1.50	12
0.64	(g)	8,959	1.50	3.17	1.50	15
3.06		5,658	1.49	3.25	1.50	19
0.19		2,711	1.51	3.19	1.51	4
0.86		585	1.47	3.18	1.51	7

6.98		102,013	0.63	4.00	0.75	12
1.43	(g)	118,518	0.63	4.04	0.75	15
3.94		106,494	0.63	4.12	0.75	19
0.81		91,515	0.63	4.05	0.75	4
5.13		98,393	0.61	3.96	0.79	7
0.06		110,433	0.60	3.88	0.81	16

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MUNICIPAL BOND FUNDS   89

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Short Term Municipal Bond Fund
Class A
Year Ended February 28, 2009	$10.17	$0.29	$0.10	$0.39	$(0.27)	$—	$(0.27)
Year Ended February 29, 2008	10.13	0.28	0.06	0.34	(0.30)	—	(0.30)
Year Ended February 28, 2007	10.10	0.25	0.04	0.29	(0.26)	—	(0.26)
July 1, 2005 through February 28, 2006 (e)	10.17	0.16	(0.07)	0.09	(0.16)	—	(0.16)
Year Ended June 30, 2005	10.16	0.23	0.02	0.25	(0.24)	—	(0.24)
Year Ended June 30, 2004	10.40	0.22	(0.21)	0.01	(0.22)	(0.03)	(0.25)

Class B
Year Ended February 28, 2009	10.26	0.23	0.11	0.34	(0.22)	—	(0.22)
Year Ended February 29, 2008	10.21	0.25	0.04	0.29	(0.24)	—	(0.24)
Year Ended February 28, 2007	10.18	0.21	0.03	0.24	(0.21)	—	(0.21)
July 1, 2005 through February 28, 2006 (e)	10.25	0.13	(0.07)	0.06	(0.13)	—	(0.13)
Year Ended June 30, 2005	10.23	0.19	0.02	0.21	(0.19)	—	(0.19)
Year Ended June 30, 2004	10.47	0.17	(0.21)	(0.04)	(0.17)	(0.03)	(0.20)

Class C
Year Ended February 28, 2009	10.25	0.22	0.12	0.34	(0.22)	—	(0.22)
Year Ended February 29, 2008	10.21	0.25	0.03	0.28	(0.24)	—	(0.24)
Year Ended February 28, 2007	10.18	0.22	0.02	0.24	(0.21)	—	(0.21)
July 1, 2005 through February 28, 2006 (e)	10.25	0.13	(0.07)	0.06	(0.13)	—	(0.13)
Year Ended June 30, 2005	10.23	0.19	0.01	0.20	(0.18)	—	(0.18)
Year Ended June 30, 2004	10.47	0.17	(0.21)	(0.04)	(0.17)	(0.03)	(0.20)

Select Class
Year Ended February 28, 2009	10.20	0.30	0.12	0.42	(0.30)	—	(0.30)
Year Ended February 29, 2008	10.16	0.32	0.04	0.36	(0.32)	—	(0.32)
Year Ended February 28, 2007	10.13	0.29	0.03	0.32	(0.29)	—	(0.29)
July 1, 2005 through February 28, 2006 (e)	10.21	0.18	(0.08)	0.10	(0.18)	—	(0.18)
Year Ended June 30, 2005	10.19	0.26	0.02	0.28	(0.26)	—	(0.26)
Year Ended June 30, 2004	10.43	0.25	(0.21)	0.04	(0.25)	(0.03)	(0.28)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	The Fund changed its fiscal year end from June 30 to the last day of February.

(f)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

SEE NOTES TO FINANCIAL STATEMENTS.

90   J.P. MORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2009

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio Turnover rate (b)

$ 10.29	3.92%		$73,101	0.80%	2.62%	0.95%	40%
10.17	3.38	(f)	26,376	0.80	2.89	0.94	43
10.13	2.93		43,798	0.80	2.55	0.92	24
10.10	0.89		67,143	0.80	2.33	0.92	13
10.17	2.47		85,690	0.80	2.28	1.08	41
10.16	0.11		107,434	0.80	2.10	1.16	138

10.38	3.36		3,305	1.30	2.17	1.45	40
10.26	2.89	(f)	5,739	1.30	2.39	1.44	43
10.21	2.40		9,005	1.30	2.05	1.42	24
10.18	0.54		13,024	1.30	1.82	1.42	13
10.25	2.01		16,334	1.30	1.77	1.68	41
10.23	(0.40)		20,726	1.30	1.60	1.81	138

10.37	3.40		21,616	1.30	2.14	1.45	40
10.25	2.80	(f)	15,096	1.30	2.39	1.44	43
10.21	2.40		21,490	1.30	2.04	1.42	24
10.18	0.55		36,022	1.30	1.82	1.42	13
10.25	2.00		52,332	1.30	1.77	1.68	41
10.23	(0.41)		77,977	1.30	1.60	1.81	138

10.32	4.17		170,295	0.55	2.90	0.70	40
10.20	3.63	(f)	180,070	0.55	3.14	0.69	43
10.16	3.19		198,903	0.55	2.80	0.67	24
10.13	0.97		263,075	0.55	2.57	0.67	13
10.21	2.80		306,288	0.55	2.53	0.76	41
10.19	0.35		331,423	0.55	2.36	0.81	138

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MUNICIPAL BOND FUNDS   91

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Tax Free Bond Fund
Class A
Year Ended February 28, 2009	$12.08	$0.52	$0.07	$0.59	$(0.52)	$—	$(0.52)
Year Ended February 29, 2008	12.72	0.52	(0.62)	(0.10)	(0.52)	(0.02)	(0.54)
Year Ended February 28, 2007	12.76	0.51	—	0.51	(0.52)	(0.03)	(0.55)
July 1, 2005 through February 28, 2006 (e)	13.04	0.33	(0.20)	0.13	(0.34)	(0.07)	(0.41)
Year Ended June 30, 2005	12.90	0.54	0.33	0.87	(0.53)	(0.20)	(0.73)
Year Ended June 30, 2004	13.44	0.55	(0.52)	0.03	(0.55)	(0.02)	(0.57)

Class B
Year Ended February 28, 2009	12.04	0.43	0.08	0.51	(0.44)	—	(0.44)
Year Ended February 29, 2008	12.68	0.43	(0.62)	(0.19)	(0.43)	(0.02)	(0.45)
Year Ended February 28, 2007	12.73	0.42	(0.01)	0.41	(0.43)	(0.03)	(0.46)
July 1, 2005 through February 28, 2006 (e)	13.01	0.27	(0.20)	0.07	(0.28)	(0.07)	(0.35)
Year Ended June 30, 2005	12.88	0.45	0.32	0.77	(0.44)	(0.20)	(0.64)
Year Ended June 30, 2004	13.42	0.47	(0.52)	(0.05)	(0.47)	(0.02)	(0.49)

Class C
July 1, 2008 (f) through February 28, 2009	12.24	0.30	(0.14)	0.16	(0.31)	—	(0.31)

Select Class
Year Ended February 28, 2009	12.05	0.54	0.06	0.60	(0.54)	—	(0.54)
Year Ended February 29, 2008	12.69	0.54	(0.62)	(0.08)	(0.54)	(0.02)	(0.56)
Year Ended February 28, 2007	12.74	0.53	(0.01)	0.52	(0.54)	(0.03)	(0.57)
July 1, 2005 through February 28, 2006 (e)	13.01	0.34	(0.19)	0.15	(0.35)	(0.07)	(0.42)
Year Ended June 30, 2005	12.88	0.55	0.34	0.89	(0.56)	(0.20)	(0.76)
Year Ended June 30, 2004	13.42	0.59	(0.52)	0.07	(0.59)	(0.02)	(0.61)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	The Fund changed its fiscal year end from June 30 to the last day of February.

(f)	Commencement of offering of class of shares.

(g)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

SEE NOTES TO FINANCIAL STATEMENTS.

92   J.P. MORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2009

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio Turnover rate (b)

$ 12.15	4.98%		$151,732	0.75%	4.28%	0.95%	30%
12.08	(0.85	)(g)	127,232	0.75	4.11	0.95	29
12.72	4.03		126,207	0.75	4.02	0.95	31
12.76	0.98		106,675	0.75	3.87	0.93	30
13.04	6.82		102,064	0.79	3.99	0.96	43
12.90	0.27		57,927	0.84	4.16	0.99	20

12.11	4.28		7,832	1.44	3.58	1.45	30
12.04	(1.55	)(g)	9,213	1.44	3.42	1.45	29
12.68	3.24		11,836	1.44	3.33	1.45	31
12.73	0.52		13,634	1.43	3.18	1.43	30
13.01	6.06		16,129	1.46	3.36	1.55	43
12.88	(0.38)		13,446	1.49	3.51	1.64	20

12.09	1.40		5,583	1.44	3.67	1.47	30

12.11	5.11		628,520	0.58	4.43	0.70	30
12.05	(0.67	)(g)	751,440	0.58	4.28	0.70	29
12.69	4.13		897,343	0.58	4.19	0.70	31
12.74	1.18		1,107,478	0.58	4.04	0.68	30
13.01	7.06		963,903	0.58	4.18	0.66	43
12.88	0.53		437,303	0.59	4.41	0.64	20

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MUNICIPAL BOND FUNDS   93

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
West Virginia Municipal Bond Fund
Class A
Year Ended February 28, 2009	$9.84	$0.36	$0.25	$0.61	$(0.36)	$10.09
Year Ended February 29, 2008	10.07	0.38	(0.23)	0.15	(0.38)	9.84
Year Ended February 28, 2007	10.10	0.38	(0.02)	0.36	(0.39)	10.07
July 1, 2005 through February 28, 2006 (e)	10.32	0.27	(0.22)	0.05	(0.27)	10.10
Year Ended June 30, 2005	10.21	0.39	0.11	0.50	(0.39)	10.32
Year Ended June 30, 2004	10.64	0.39	(0.44)	(0.05)	(0.38)	10.21

Class B
Year Ended February 28, 2009	9.83	0.32	0.23	0.55	(0.30)	10.08
Year Ended February 29, 2008	10.06	0.34	(0.25)	0.09	(0.32)	9.83
Year Ended February 28, 2007	10.09	0.34	(0.05)	0.29	(0.32)	10.06
July 1, 2005 through February 28, 2006 (e)	10.30	0.23	(0.22)	0.01	(0.22)	10.09
Year Ended June 30, 2005	10.20	0.32	0.10	0.42	(0.32)	10.30
Year Ended June 30, 2004	10.62	0.32	(0.43)	(0.11)	(0.31)	10.20

Select Class
Year Ended February 28, 2009	9.73	0.39	0.25	0.64	(0.39)	9.98
Year Ended February 29, 2008	9.96	0.41	(0.23)	0.18	(0.41)	9.73
Year Ended February 28, 2007	10.00	0.41	(0.04)	0.37	(0.41)	9.96
July 1, 2005 through February 28, 2006 (e)	10.22	0.28	(0.22)	0.06	(0.28)	10.00
Year Ended June 30, 2005	10.11	0.41	0.12	0.53	(0.42)	10.22
Year Ended June 30, 2004	10.55	0.41	(0.44)	(0.03)	(0.41)	10.11

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	The Fund changed its fiscal year end from June 30 to the last day of February.

(f)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

(g)	Includes interest expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

94   J.P. MORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2009

Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio Turnover rate (b)

6.35%	$13,486	0.88%		3.66%	1.06%	13%
1.53 (f)	13,893	0.89	(g)	3.84	1.06	9
3.63	12,147	0.88		3.89	1.04	17
0.47	7,985	0.88		3.98	1.05	4
4.93	7,677	0.86		3.74	1.01	4
(0.50)	7,695	0.85		3.66	1.01	20

5.65	3,184	1.53		3.01	1.56	13
0.85 (f)	3,911	1.54	(g)	3.21	1.56	9
2.96	5,463	1.53		3.26	1.54	17
0.14	8,131	1.53		3.33	1.55	4
4.17	9,177	1.51		3.09	1.61	4
(1.15)	10,626	1.50		3.02	1.66	20

6.69	69,857	0.63		3.91	0.81	13
1.80 (f)	72,261	0.64	(g)	4.10	0.81	9
3.82	76,610	0.63		4.15	0.79	17
0.65	79,889	0.63		4.23	0.80	4
5.27	84,544	0.61		3.99	0.70	4
(0.33)	83,362	0.60		3.92	0.66	20

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MUNICIPAL BOND FUNDS   95

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2009

1. Organization

JPMorgan Trust II (“JPM II” or the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 9 separate funds of the Trust (collectively, the “Funds”) covered by this report:

Classes Offered
Arizona Municipal Bond Fund	Class A, Class B, Class C and Select Class
Kentucky Municipal Bond Fund	Class A, Class B and Select Class
Louisiana Municipal Bond Fund	Class A, Class B and Select Class
Michigan Municipal Bond Fund	Class A, Class B, Class C and Select Class
Municipal Income Fund	Class A, Class B, Class C and Select Class
Ohio Municipal Bond Fund	Class A, Class B, Class C and Select Class
Short Term Municipal Bond Fund	Class A, Class B, Class C and Select Class
Tax Free Bond Fund	Class A, Class B, Class C and Select Class
West Virginia Municipal Bond Fund	Class A, Class B and Select Class

Class C Shares commenced operations on July 1, 2008, for the Tax Free Bond Fund.

Effective April 30, 2009, Short Term Municipal Bond Fund will change its name to Short-Intermediate Municipal Bond Fund.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”) (except for Class C Shares of Short Term Municipal Bond Fund). Class B Shares automatically convert to Class A Shares after eight years (except for Short Term Municipal Bond Fund whose Class B Shares convert to Class A Shares after six years). No sales charges are assessed with respect to the Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectuses.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share. Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to significant market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

96   J.P. MORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2009

During the period, the Funds adopted Statement of Financial Accounting Standards No. 157 — Fair Value Measurements — (“SFAS 157”). SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 requires disclosure surrounding the various inputs that are used in determining the fair value of the Funds’ investments. These inputs are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of February 28, 2009 in valuing the Funds’ assets and liabilities carried at fair value (amounts in thousands):

Valuation Inputs	Investments in Securities	Appreciation in Other Financial Instruments*	Depreciation in Other Financial Instruments*
Arizona Municipal Bond Fund
Level 1 — Quoted prices	$4,198	$—	$—
Level 2 — Other significant observable inputs	146,749	—	—
Level 3 — Significant unobservable inputs	—	—	—
Total	$150,947	$—	$—
Kentucky Municipal Bond Fund
Level 1 — Quoted prices	$2,062	$—	$—
Level 2 — Other significant observable inputs	64,585	—	—
Level 3 — Significant unobservable inputs	—	—	—
Total	$66,647	$—	$—
Louisiana Municipal Bond Fund
Level 1 — Quoted prices	$3,786	$—	$—
Level 2 — Other significant observable inputs	67,756	—	—
Level 3 — Significant unobservable inputs	—	—	—
Total	$71,542	$—	$—
Michigan Municipal Bond Fund
Level 1 — Quoted prices	$493	$—	$—
Level 2 — Other significant observable inputs	198,740	—	—
Level 3 — Significant unobservable inputs	—	—	—
Total	$199,233	$—	$—
Municipal Income Fund
Level 1 — Quoted prices	$28,273	$—	$—
Level 2 — Other significant observable inputs	1,196,669	—	—
Level 3 — Significant unobservable inputs	10,216	—	—
Total	$1,235,158	$—	$—
Ohio Municipal Bond Fund
Level 1 — Quoted prices	$5,786	$—	$—
Level 2 — Other significant observable inputs	225,946	—	—
Level 3 — Significant unobservable inputs	—	—	—
Total	$231,732	$—	$—
Short Term Municipal Bond Fund
Level 1 — Quoted prices	$22,563	$—	$—
Level 2 — Other significant observable inputs	241,139	—	—
Level 3 — Significant unobservable inputs	—	—	—
Total	$263,702	$—	$—

FEBRUARY 28, 2009        J.P. MORGAN MUNICIPAL BOND FUNDS   97

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2009 (continued)

Valuation Inputs	Investments in Securities	Appreciation in Other Financial Instruments*	Depreciation in Other Financial Instruments*
Tax Free Bond Fund
Level 1 — Quoted prices	$2,638	$795	$—
Level 2 — Other significant observable inputs	778,827	—	—
Level 3 — Significant unobservable inputs	—	—	—
Total	$781,465	$795	$—
West Virginia Municipal Bond Fund
Level 1 — Quoted prices	$972	$—	$—
Level 2 — Other significant observable inputs	84,985	—	—
Level 3 — Significant unobservable inputs	—	—	—
Total	$85,957	$—	$—

*	Other financial instruments may include futures, forwards and swap contracts.

SFAS 157 also requires a reconciliation of assets and liabilities for which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands):

	Investments in Securities	Other Financial Instruments*
Municipal Income Fund
Balance as of 02/29/08	$10,435	$—
Realized gain (loss)	—	—
Change in unrealized appreciation (depreciation)	(219)	—
Net amortization/accretion	—	—
Net purchases (sales)	—	—
Net transfers in (out) of Level 3	—	—
Balance as of 02/28/09	$10,216	$—

*	Other financial instruments may include futures, forwards and swap contracts.

Transfers into Level 3 are valued utilizing values as of the end of the period and transfers out of Level 3 are valued utilizing values as of the beginning of the period.

The change in unrealized appreciation (depreciation) attributable to securities owned at February 28, 2009, which were valued using significant unobservable inputs (Level 3) amounted to $(219). This amount is included in Change in net unrealized appreciation (depreciation) of investments in non-affiliates on the Statements of Operations and the Statements of Changes in Net Assets.

B. Restricted and Illiquid Securities — The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The following is the value and percentage of net assets of illiquid securities as of February 28, 2009 (amounts in thousands):

	Value	Percentage
Louisiana Municipal Bond Fund	$2,061	2.9%
Municipal Income Fund	13,857	1.1
Ohio Municipal Bond Fund	999	0.4
West Virginia Municipal Bond Fund	2,752	3.2

C. Futures Contracts — The Funds may enter into futures contracts as substitutes for securities in which the Funds can invest. The Funds may also use such futures to hedge various investments, for risk management and to increase income or gain. These contracts provide for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Upon entering into a futures contract, the Funds are required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds periodically, depending on the fluctuations in fair value of the position. Variation margin is recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the Funds realize a gain or loss.

98   J.P. MORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2009

Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade.

As of February 28, 2009, Tax Free Bond Fund had outstanding futures contracts as listed on its Schedule of Portfolio Investments.

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Funds first learn of the dividend.

Purchases of to be announced (“TBA”), when-issued or delayed delivery securities may be settled a month or more after the trade date; interest income is not accrued until settlement date. It is the Funds’ policy to reserve assets with a current value at least equal to the amount of their TBA, when-issued or delayed delivery purchase commitments.

E. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

Financial Accounting Standards Board (the “FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”) establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Funds have recorded no tax liabilities pursuant to the Interpretation. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further interpretation from FASB, new tax laws, regulations and interpretations thereof. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each of the Funds’ federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

G. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid monthly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
Michigan Municipal Bond Fund	$(3,936)	$—	$3,936
Municipal Income Fund	(17,833)	—	17,833
Ohio Municipal Bond Fund	(405)	—	405
West Virginia Municipal Bond Fund	(88)	—	88

The reclassifications for the Funds relate to expiration of capital loss carryforwards.

H. Recent Accounting Pronouncement — In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a fund’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Funds’ financial statement disclosures.

FEBRUARY 28, 2009        J.P. MORGAN MUNICIPAL BOND FUNDS   99

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2009 (continued)

I. Floating-Rate Note Obligations Related to Securities Held — The Municipal Income Fund has entered into transactions in which a fixed-rate note owned by the Fund is transferred to a trust in exchange for cash and residual interests in the trust’s assets and cash flows, which are in the form of inverse floating rate investments (the “Inverse Floater”). The trust funds the purchase of the fixed-rate notes by issuing floating-rate certificates to third parties and allowing the Fund to retain the residual interests in the fixed-rate notes. The Inverse Floater held by the Fund gives the Fund the right to (1) cause the holders of the floating-rate certificates to tender their notes at par at the next reset date, and (2) to transfer the fixed-rate notes from the trust to the Fund, causing the trust to collapse. The Fund accounts for the transfer of the fixed-rate notes to the trust as a secured borrowing, with the fixed-rate notes transferred to the trust remaining in the Fund’s investments, and the related floating-rate certificate reflected as a liability under the caption “Floating rate note payable” on the Statements of Assets and Liabilities. At February 28, 2009, the Fund’s investments with a value of approximately $10,216,000 were held by the trust and served as collateral for a $4,990,000 floating-rate certificate outstanding at that date. The Fund recorded imputed interest expense of approximately $143,000 for these investments based on an average interest rate of 2.86% for the year ended February 28, 2009.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMorgan Investment Advisors Inc. (the “Advisor” or “JPMIA”) acts as the investment advisor to the Funds. The Advisor is an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Arizona Municipal Bond Fund	0.30%
Kentucky Municipal Bond Fund	0.30
Louisiana Municipal Bond Fund	0.30
Michigan Municipal Bond Fund	0.30
Municipal Income Fund	0.30
Ohio Municipal Bond Fund	0.30
Short Term Municipal Bond Fund	0.25
Tax Free Bond Fund	0.30
West Virginia Municipal Bond Fund	0.30

The Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Shareholder Servicing Agent reimburse to the Funds an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the reimbursement is voluntary.

The amounts of these waivers/reimbursements resulting from investments in the money market funds for the year ended February 28, 2009 were as follows (amounts in thousands):

Arizona Municipal Bond Fund	$6
Kentucky Municipal Bond Fund	1
Louisiana Municipal Bond Fund	4
Michigan Municipal Bond Fund	3
Municipal Income Fund	56
Ohio Municipal Bond Fund	8
Short Term Municipal Bond Fund	30
Tax Free Bond Fund	11
West Virginia Municipal Bond Fund	3

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds other than JPMorgan International Markets Fund and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended February 28, 2009, the annual effective rate was 0.10% of each Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

100   J.P. MORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2009

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

Class A	Class B	Class C
0.25%	0.75%	0.75%

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares (except for Class C Shares of the Short Term Municipal Bond Fund) and certain Class A Shares for which front-end sales charges have been waived. For the year ended February 28, 2009, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
Arizona Municipal Bond Fund	$36	$15
Kentucky Municipal Bond Fund	9	4
Louisiana Municipal Bond Fund	22	2
Michigan Municipal Bond Fund	14	17
Municipal Income Fund	16	16
Ohio Municipal Bond Fund	50	24
Short Term Municipal Bond Fund	10	8
Tax Free Bond Fund	77	34
West Virginia Municipal Bond Fund	11	10

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly at an annual rate of 0.25% of the average daily net assets of Class A, Class B, Class C and Select Class Shares.

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest (which includes imputed interest), taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Select Class
Arizona Municipal Bond Fund	0.88%	1.53%	1.53%	0.63%
Kentucky Municipal Bond Fund	0.88	1.53	n/a	0.63
Louisiana Municipal Bond Fund	0.88	1.53	n/a	0.63
Michigan Municipal Bond Fund	0.88	1.53	1.53	0.63
Municipal Income Fund	0.87	1.52	1.52	0.62
Ohio Municipal Bond Fund	0.88	1.53	1.53	0.63
Short Term Municipal Bond Fund	0.80	1.30	1.30	0.55
Tax Free Bond Fund	0.75	1.44	1.44	0.58
West Virginia Municipal Bond Fund	0.88	1.53	n/a	0.63

The contractual expense limitation agreements were in effect for the year ended February 28, 2009. The expense limitation percentages in the table above are in place until at least June 30, 2009.

FEBRUARY 28, 2009        J.P. MORGAN MUNICIPAL BOND FUNDS   101

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2009 (continued)

For the year ended February 28, 2009, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Administration	Shareholder Servicing	Total
Arizona Municipal Bond Fund	$—	$204	$204
Kentucky Municipal Bond Fund	8	150	158
Louisiana Municipal Bond Fund	—	156	156
Michigan Municipal Bond Fund	—	255	255
Municipal Income Fund	—	1,019	1,019
Ohio Municipal Bond Fund	—	237	237
Short Term Municipal Bond Fund	7	365	372
Tax Free Bond Fund	109	1,024	1,133
West Virginia Municipal Bond Fund	2	157	159

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the year ended February 28, 2009, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the year ended February 28, 2009, the Funds did not incur any brokerage commissions with brokers/dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended February 28, 2009, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Arizona Municipal Bond Fund	$37,390	$39,152
Kentucky Municipal Bond Fund	4,743	19,908
Louisiana Municipal Bond Fund	9,551	10,250
Michigan Municipal Bond Fund	26,468	64,538
Municipal Income Fund	166,812	536,093
Ohio Municipal Bond Fund	40,125	27,704
Short Term Municipal Bond Fund	125,435	90,787
Tax Free Bond Fund	246,926	348,133
West Virginia Municipal Bond Fund	11,418	16,001

During the year ended February 28, 2009, there were no purchases or sales of U.S. Government securities.

102   J.P. MORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2009

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at February 28, 2009, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Arizona Municipal Bond Fund	$145,630	$6,256	$939	$5,317
Kentucky Municipal Bond Fund	63,986	3,128	467	2,661
Louisiana Municipal Bond Fund	68,076	4,108	642	3,466
Michigan Municipal Bond Fund	195,112	6,987	2,866	4,121
Municipal Income Fund	1,255,118	20,191	40,151	(19,960)
Ohio Municipal Bond Fund	224,487	9,167	1,922	7,245
Short Term Municipal Bond Fund	261,671	4,517	2,486	2,031
Tax Free Bond Fund	756,198	41,844	16,577	25,267
West Virginia Municipal Bond Fund	82,562	4,064	669	3,395

For all of the Funds, the difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals and market premium (Tax Free Bond Fund).

The tax character of distributions paid during the fiscal year ended February 28, 2009 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Tax Exempt Income	Net Long Term Capital Gains	Total Distributions Paid
Arizona Municipal Bond Fund	$17	$5,495	$—	$5,512
Kentucky Municipal Bond Fund	—	2,899	384	3,283
Louisiana Municipal Bond Fund	13	2,759	—	2,772
Michigan Municipal Bond Fund	32	8,431	—	8,463
Municipal Income Fund	9	54,467	—	54,476
Ohio Municipal Bond Fund	145	8,550	—	8,695
Short Term Municipal Bond Fund	45	6,856	—	6,901
Tax Free Bond Fund	—	37,021	—	37,021
West Virginia Municipal Bond Fund	—	3,458	—	3,458

The tax character of distributions paid during the fiscal year ended February 29, 2008 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Tax Exempt Income	Net Long Term Capital Gains	Total Distributions Paid
Arizona Municipal Bond Fund	$48	$5,511	$354	$5,913
Kentucky Municipal Bond Fund	14	3,455	—	3,469
Louisiana Municipal Bond Fund	13	2,938	—	2,951
Michigan Municipal Bond Fund	99	10,209	—	10,308
Municipal Income Fund	—	58,197	—	58,197
Ohio Municipal Bond Fund	147	7,982	—	8,129
Short Term Municipal Bond Fund	43	7,281	—	7,324
Tax Free Bond Fund	347	41,620	1,310	43,277
West Virginia Municipal Bond Fund	—	3,742	—	3,742

FEBRUARY 28, 2009        J.P. MORGAN MUNICIPAL BOND FUNDS   103

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2009 (continued)

At February 28, 2009, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Tax Exempt Income	Current Distributable Long Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Arizona Municipal Bond Fund	$2	$194	$(302)	$5,317
Kentucky Municipal Bond Fund	—	143	605	2,661
Louisiana Municipal Bond Fund	—	94	149	3,466
Michigan Municipal Bond Fund	—	275	—	4,121
Municipal Income Fund	—	2,945	(19,583)	(19,960)
Ohio Municipal Bond Fund	—	257	(18)	7,245
Short Term Municipal Bond Fund	—	214	(2,521)	2,031
Tax Free Bond Fund	—	2,115	(284)	25,267
West Virginia Municipal Bond Fund	—	205	(239)	3,395

The cumulative timing differences primarily consist of wash sale loss deferrals, distributions payable, post-October losses and mark to market of futures contracts (Tax Free Bond Fund).

As of February 28, 2009, the following Funds had net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

	2010	2011	2012	2013	2014	2015	2016	2017	Total
Arizona Municipal Bond Fund	—	—	—	—	—	—	102	200	302
Municipal Income Fund	—	—	5,337	—	1,582	—	6,158	6,506	19,583
Ohio Municipal Bond Fund	4	—	14	—	—	—	—	—	18
Short Term Municipal Bond Fund	—	—	306	—	704	862	649	—	2,521
Tax Free Bond Fund	—	—	—	—	—	—	31	253	284
West Virginia Municipal Bond Fund	—	2	13	224	—	—	—	—	239

During the year ended February 28, 2009, the Funds utilized capital loss carryforwards as follows (amounts in thousands):

Kentucky Municipal Bond Fund	$90
Louisiana Municipal Bond Fund	144
Michigan Municipal Bond Fund	990
Ohio Municipal Bond Fund	861
Short Term Municipal Bond Fund	536
West Virginia Municipal Bond Fund	297

As of February 28, 2009, the following Funds had capital loss carryforwards expire (amounts in thousands):

Michigan Municipal Bond Fund	$3,936
Municipal Income Fund	17,833
Ohio Municipal Bond Fund	405
West Virginia Municipal Bond Fund	88

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended February 28, 2009, the Funds deferred to March 1, 2009 post-October capital losses of (amounts in thousands):

Capital Losses
Arizona Municipal Bond Fund	$322
Municipal Income Fund	1,613
Tax Free Bond Fund	4,707

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption

104   J.P. MORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2009

requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act.)

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 17, 2009.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at February 28, 2009. The average borrowings from the Facility for the year ended February 28, 2009 were as follows (amounts in thousands):

	Average Borrowings	Number of Days Used	Interest Paid
Municipal Income Fund	$12,253	7	$2

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

For all Funds (excluding Louisiana Municipal Bond Fund), one or more affiliates of the Funds’ investment advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets. Significant shareholder transactions, if any, may impact the Funds’ performance.

The Municipal Income Fund, Short Term Municipal Bond Fund and Tax Free Bond Fund invest substantially all of their assets in a diversified portfolio of debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. The Arizona, Kentucky, Louisiana, Michigan, Ohio and West Virginia Municipal Bond Funds primarily invest in issuers in the States of Arizona, Kentucky, Louisiana, Michigan, Ohio and West Virginia, respectively.

These debt obligations may be insured by private insurers who guarantee the payment of principal and interest in the event of issuer default. The value of these investments may be impacted by changes to bond insurers’ ratings and a Fund’s ability to collect principal and interest in the event of an issuer’s default may be limited if the private insurer does not have the wherewithal to satisfy its obligation.

As of February 28, 2009, companies that insured greater than 20% of the total investments of the respective funds were as follows:

MBIA Insurance Corp:
Arizona Municipal Bond Fund	21%
Kentucky Municipal Bond Fund	24
Michigan Municipal Bond Fund	35
Ohio Municipal Bond Fund	23
West Virginia Municipal Bond Fund	42

Financial Security Assurance:
Michigan Municipal Bond Fund	24

Ambac Assurance Corp:
Louisiana Municipal Bond Fund	20

The concentration percentages presented above do not include insured bonds that have been pre-refunded as of February 28, 2009.

8. Legal Matters

Prior to becoming an affiliate of JPMorgan, on June 29, 2004, Banc One Investment Advisors Corporation (“BOIA”), now known as JPMIA, entered into agreements with the SEC and the New York Attorney General (“NYAG”) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain funds and related

FEBRUARY 28, 2009        J.P. MORGAN MUNICIPAL BOND FUNDS   105

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2009 (continued)

matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which is being distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPM II) in the aggregate amount of approximately $8 million annually over a five-year period commencing September, 2004.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

The Funds will be reimbursed for all costs associated with these matters to ensure that they incur no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

As noted above, the settlement agreement with the NYAG requires BOIA to establish reduced “net management fee rates” for certain funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates will remain in place at least through June 30, 2009.

9. Reorganization

On February 18, 2009, the Board of Trustees of the Trust approved the reorganizations of the Kentucky Municipal Bond Fund, Louisiana Municipal Bond Fund and West Virginia Municipal Bond Fund into the JPMorgan Intermediate Tax Free Bond Fund, a fund of JPMorgan Trust I. Completion of each individual reorganization is subject to a number of conditions, including approval by the shareholders of the Kentucky Municipal Bond Fund, Louisiana Municipal Bond Fund and West Virginia Municipal Bond Fund. These approvals will be sought at a shareholder meeting to be held on June 15, 2009. If approved by shareholders, the reorganizations are expected to occur on or about June 26, 2009. Each of the above Funds’ reorganization with the JPMorgan Intermediate Tax Free Bond Fund is independent of the others and not contingent on receipt of the other Funds’ shareholders’ approval.

106   J.P. MORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of JPMorgan Trust II and the Shareholders of JPMorgan Arizona Municipal Bond Fund, JPMorgan Kentucky Municipal Bond Fund, JPMorgan Louisiana Municipal Bond Fund, JPMorgan Michigan Municipal Bond Fund, JPMorgan Municipal Income Fund, JPMorgan Ohio Municipal Bond Fund, JPMorgan Short Term Municipal Bond Fund, JPMorgan Tax Free Bond Fund and JPMorgan West Virginia Municipal Bond Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Arizona Municipal Bond Fund, JPMorgan Kentucky Municipal Bond Fund, JPMorgan Louisiana Municipal Bond Fund, JPMorgan Michigan Municipal Bond Fund, JPMorgan Municipal Income Fund, JPMorgan Ohio Municipal Bond Fund, JPMorgan Short Term Municipal Bond Fund, JPMorgan Tax Free Bond Fund and JPMorgan West Virginia Municipal Bond Fund (each a separate fund of JPMorgan Trust II) (hereafter collectively referred to as the “Funds”) at February 28, 2009, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
April 28, 2009

FEBRUARY 28, 2009        J.P. MORGAN MUNICIPAL BOND FUNDS   107

TRUSTEES
(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	138	None.
John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	138	Director, Cardinal Health, Inc. (CAH) (1994–present); Chairman, Greif, Inc. (GEF) (packaging manufacturer) (2007–present).
Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	138	Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002–present).
Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	138	None.
Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2000–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	138	Director, Center for Deaf and Hard of Hearing (1990–present).
Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	138	Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	138	Trustee, Stratton Mountain School (2001–present)

108   J.P. MORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2009

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees (continued)
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	138	Trustee, American University in Cairo (1999–present); Trustee, Carleton College (2002–present).
Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	138	Trustee, Morgan Stanley Funds (164 portfolios) (1992–present).
Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988–1999).	138	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	138	None.
Interested Trustees
Frankie D. Hughes** (1952), Trustee of Trust since 2008.	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993–present).	138	None.
Leonard M. Spalding, Jr.*** (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	138
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Catholic Education Foundation (2005–present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except Mr. Reid for whom it is age 78.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (138 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley, Head of Corporate Responsibility for JPMorgan Chase & Co., has served as a member of the Board of Trustees of Northwestern University since 2005. The Funds’ investment adviser is a wholly-owned subsidiary of JPMorgan Chase & Co.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

FEBRUARY 28, 2009        J.P. MORGAN MUNICIPAL BOND FUNDS   109

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005), Treasurer and Principal Financial Officer (2008)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, JPMorgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.
Frank J. Nasta (1964), Secretary (2008)
Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J & W Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Michael J. Tansley (1964), Controller (2008)
Vice President, JPMorgan Funds Management, Inc. since July 2008; prior to joining JPMorgan Chase, Mr. Tansley worked for General Electric, as Global eFinance Leader in GE Money from 2004 through 2008 and Vice President and Controller of GE Asset Management from 1998.

Elizabeth A. Davin (1964), Assistant Secretary (2008)*
Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.
John T. Fitzgerald (1975), Assistant Secretary (2008)	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.
Brian L. Duncan (1965), Assistant Treasurer (2008)*
Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007 and Assistant Vice President of Financial Reporting from 2003–2004.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.
Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.
Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

110   J.P. MORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2009

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, September 1, 2008, and continued to hold your shares at the end of the reporting period, February 28, 2009.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, September 1, 2008	Ending Account Value, February 28, 2009	Expenses Paid During September 1, 2008 to February 28, 2009*	Annualized Expense Ratio
Arizona Municipal Bond Fund
Class A
Actual	$1,000.00	$1,028.30	$4.43	0.88%
Hypothetical	1,000.00	1,020.43	4.41	0.88
Class B
Actual	1,000.00	1,025.60	7.68	1.53
Hypothetical	1,000.00	1,017.21	7.65	1.53
Class C
Actual	1,000.00	1,026.00	7.69	1.53
Hypothetical	1,000.00	1,017.21	7.65	1.53
Select Class
Actual	1,000.00	1,030.30	3.17	0.63
Hypothetical	1,000.00	1,021.67	3.16	0.63

Kentucky Municipal Bond Fund
Class A
Actual	1,000.00	1,032.40	4.43	0.88
Hypothetical	1,000.00	1,020.43	4.41	0.88
Class B
Actual	1,000.00	1,029.40	7.70	1.53
Hypothetical	1,000.00	1,017.21	7.65	1.53
Select Class
Actual	1,000.00	1,033.70	3.18	0.63
Hypothetical	1,000.00	1,021.67	3.16	0.63

FEBRUARY 28, 2009        J.P. MORGAN MUNICIPAL BOND FUNDS   111

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, September 1, 2008	Ending Account Value, February 28, 2009	Expenses Paid During September 1, 2008 to February 28, 2009*	Annualized Expense Ratio

Louisiana Municipal Bond Fund
Class A
Actual	$1,000.00	$1,026.60	$4.42	0.88%
Hypothetical	1,000.00	1,020.43	4.41	0.88
Class B
Actual	1,000.00	1,023.30	7.68	1.53
Hypothetical	1,000.00	1,017.21	7.65	1.53
Select Class
Actual	1,000.00	1,026.90	3.17	0.63
Hypothetical	1,000.00	1,021.67	3.16	0.63

Michigan Municipal Bond Fund
Class A
Actual	1,000.00	1,015.60	4.40	0.88
Hypothetical	1,000.00	1,020.43	4.41	0.88
Class B
Actual	1,000.00	1,012.30	7.53	1.51
Hypothetical	1,000.00	1,017.31	7.55	1.51
Class C
Actual	1,000.00	1,012.40	7.53	1.51
Hypothetical	1,000.00	1,017.31	7.55	1.51
Select Class
Actual	1,000.00	1,016.00	3.15	0.63
Hypothetical	1,000.00	1,021.67	3.16	0.63

Municipal Income Fund
Class A
Actual	1,000.00	1,008.20	4.33	0.87
Hypothetical	1,000.00	1,020.48	4.36	0.87
Class B
Actual	1,000.00	1,005.50	7.21	1.45
Hypothetical	1,000.00	1,017.60	7.25	1.45
Class C
Actual	1,000.00	1,005.60	7.21	1.45
Hypothetical	1,000.00	1,017.60	7.25	1.45
Select Class
Actual	1,000.00	1,009.50	3.09	0.62
Hypothetical	1,000.00	1,021.72	3.11	0.62

Ohio Municipal Bond Fund
Class A
Actual	1,000.00	1,029.50	4.43	0.88
Hypothetical	1,000.00	1,020.43	4.41	0.88
Class B
Actual	1,000.00	1,025.10	7.58	1.51
Hypothetical	1,000.00	1,017.31	7.55	1.51
Class C
Actual	1,000.00	1,025.40	7.58	1.51
Hypothetical	1,000.00	1,017.31	7.55	1.51
Select Class
Actual	1,000.00	1,030.10	3.17	0.63
Hypothetical	1,000.00	1,021.67	3.16	0.63

112   J.P. MORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2009

	Beginning Account Value, September 1, 2008	Ending Account Value, February 28, 2009	Expenses Paid During September 1, 2008 to February 28, 2009*	Annualized Expense Ratio

Short Term Municipal Bond Fund
Class A
Actual	$1,000.00	$1,016.10	$4.00	0.80%
Hypothetical	1,000.00	1,020.83	4.01	0.80
Class B
Actual	1,000.00	1,013.50	6.49	1.30
Hypothetical	1,000.00	1,018.35	6.51	1.30
Class C
Actual	1,000.00	1,012.60	6.49	1.30
Hypothetical	1,000.00	1,018.35	6.51	1.30
Select Class
Actual	1,000.00	1,017.40	2.75	0.55
Hypothetical	1,000.00	1,022.07	2.76	0.55

Tax Free Bond Fund
Class A
Actual	1,000.00	1,006.30	3.73	0.75
Hypothetical	1,000.00	1,021.08	3.76	0.75
Class B
Actual	1,000.00	1,002.90	7.15	1.44
Hypothetical	1,000.00	1,017.65	7.20	1.44
Class C
Actual	1,000.00	1,002.20	7.15	1.44
Hypothetical	1,000.00	1,017.65	7.20	1.44
Select Class
Actual	1,000.00	1,006.60	2.89	0.58
Hypothetical	1,000.00	1,021.92	2.91	0.58

West Virginia Municipal Bond Fund
Class A
Actual	1,000.00	1,027.60	4.42	0.88
Hypothetical	1,000.00	1,020.43	4.41	0.88
Class B
Actual	1,000.00	1,024.20	7.68	1.53
Hypothetical	1,000.00	1,017.21	7.65	1.53
Select Class
Actual	1,000.00	1,029.20	3.17	0.63
Hypothetical	1,000.00	1,021.67	3.16	0.63

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

FEBRUARY 28, 2009        J.P. MORGAN MUNICIPAL BOND FUNDS   113

TAX LETTER
(Unaudited)

Certain tax information for the Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended February 28, 2009. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2009. The information necessary to complete your income tax returns for the calendar year ending December 31, 2009 will be received under separate cover.

Long Term Capital Gain Designation — 15%

Each Fund hereby designates the following amount as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax return for the fiscal year ended February 28, 2009 (amounts in thousands):

Long-Term Capital Gain Distribution
Kentucky Municipal Bond Fund	$384

Tax-Exempt Income

The following represents the percentage of distributions paid from net investment income that are exempt from federal income tax for the fiscal year ended February 28, 2009:

Exempt Distributions Paid
Arizona Municipal Bond Fund	99.65%
Kentucky Municipal Bond Fund	100.00
Louisiana Municipal Bond Fund	99.52
Michigan Municipal Bond Fund	99.63
Municipal Income Fund	100.00
Ohio Municipal Bond Fund	98.33
Short Term Municipal Bond Fund	99.34
Tax Free Bond Fund	100.00
West Virginia Municipal Bond Fund	100.00

114   J.P. MORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2009

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JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2009    All rights reserved. February 2009.

AN-MUNIBOND-209

Annual Report

J.P. Morgan Money Market Funds

February 28, 2009

JPMorgan California Municipal Money Market Fund
JPMorgan Michigan Municipal Money Market Fund
JPMorgan New York Municipal Money Market Fund
JPMorgan Ohio Municipal Money Market Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan California Municipal Money Market Fund	2
JPMorgan Michigan Municipal Money Market Fund	3
JPMorgan New York Municipal Money Market Fund	4
JPMorgan Ohio Municipal Money Market Fund	5
Schedules of Portfolio Investments	6
Financial Statements	23
Financial Highlights	30
Notes to Financial Statements	38
Report of Independent Registered Public Accounting Firm	45
Trustees	46
Officers	48
Schedule of Shareholder Expenses	49
Tax Letter	51

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although a Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Fund.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call JPMorgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
MARCH 20, 2009 (Unaudited)

Dear Shareholder:

Just when some may have hoped that the arrival of spring would carry with it the promise of an early economic recovery, daily headlines remind us that we are still experiencing the chill of an extraordinary financial crisis having a significant impact on the real economy. Dismal unemployment reports, continued pressure on housing markets, and declines in gross domestic product presented a number of risks to our economy. Although there were a few modest signs of recovery, we have a long way to go before we emerge from this crisis.

“While it’s difficult to provide much evidence that the financial markets and the economy are stabilizing, some financial stresses that originally triggered this economic slide have abated somewhat.”

The federal government acted boldly to jump start our economy by passing a broad monetary stimulus package, but it is likely that additional measures, including actions to increase the transparency of financial losses and to remove toxic assets from banks’ balance sheets, will be necessary to move closer to recovery. As investor Warren Buffet remarked recently, “We’re in an economic war, and we’ve got to focus all of our resources to win it.”

While it’s difficult to provide much evidence that the financial markets and the economy are stabilizing, some financial stresses that originally triggered this economic slide have abated somewhat. For example, although the stock market is down very sharply from the start of 2009, volatility — while still double its normal levels — is about half as intense as it was three months after the Lehman Brothers collapse. Thanks in part to intensive government intervention, the spread between LIBOR and Treasury rates has narrowed, showing a measure of increased confidence among market participants. There were other signs of improvement in the commercial paper and credit markets.

Government bond buying pushes yields even lower

In an effort to lower long-term interest rates, the Federal Reserve (Fed) announced plans to buy an additional $750 billion in agency mortgage-backed securities, $100 billion in agency debt and, most notably, $300 billion in longer-term U.S. Treasury bonds. In response, the yield on 10-year Treasuries fell to 2.51% from above 3% the day before — the biggest one-day decline since the 1987 stock market crash.

Prior to the Fed’s announcement, U.S. Treasuries had already begun to lose some of their luster, due mainly to rising supply and a modest, yet gathering enthusiasm for non-government fixed income securities. For the year-to-date period ended February 28, 2009, U.S. Treasury bonds lost 3.43%, after gaining 13.74% last year. From December 31, 2008, to February 28, 2009, they underperformed U.S. mortgage-backed securities, which returned 0.77%, and municipal bonds, with a return of 4.21%. As of February 28, the 30-year Treasury bond closed at 3.71%, the 10-year Treasury bond closed at 3.02%, and the 3-year note closed at 1.40%.

Equity indexes continue to tumble

U.S. equities continued their record of substantial declines for the 12-months ended February 28, 2009. Among U.S. benchmarks, the Dow Jones Industrial Average, the S&P 500 Index and NASDAQ Composite Index returned –41%, –43% and –39% for the same period, respectively. According to the Russell Indexes, mid-cap stocks underperformed their small and large-cap stock counterparts (–47%, compared to –44% and –42% for large and small caps, respectively), while value equities fell more than their growth peers across all capitalization categories.

JP Morgan Funds’ participation in the Treasury’s Money Market Fund Guarantee Program *

Throughout the economic crisis, JP Morgan Money Market Funds have remained strong. Although we don’t have specific concerns about the health of our funds, we have decided that it is in the best interests of our fund shareholders, in certain of the funds, to participate in the extension of the U.S. Treasury Department’s Temporary Guarantee Program for Money Market Funds*. For more details on the program and a list of participating funds, please visit www.jpmorganfunds.com.

Despite market volatility, the funds have maintained a stable net asset value (NAV) of $1 and, through our rigorous approach to risk management and credit exposure assessment, we have achieved our goals of preserving capital, maintaining liquidity and providing current income.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence and trust. We look forward to managing your investment needs for years to come. Should you have any questions, please contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
J.P. Morgan Funds

*	The U.S. Treasury Temporary Guarantee Program

–	The U.S. Treasury Temporary Guarantee Program provides a guarantee to participating money market mutual fund shareholders based on the number of shares invested in the fund at the close of business on September 19, 2008.

–	Any increase in the number of shares an investor holds after the close of business on September 19, 2008, will not be guaranteed.

–	If a customer closes his/her account with a fund or broker-dealer, any future investment in the fund will not be guaranteed.

–	If the number of shares an investor holds fluctuates over the period, the investor will be covered for either the number of shares held as of the close of business on September 19, 2008, or the current amount, whichever is less.

–	The Program has been extended through September 18, 2009

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   1

JPMorgan California Municipal Money Market Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2009 (Unaudited)

FUND FACTS
Objective	Highest possible level of current income which is exempt from federal and California personal income taxes, while still preserving capital and maintaining liquidity*
Primary Investment	California short-term municipal obligations
Suggested investment time frame	Short-term
Share classes offered	Morgan and E*Trade
Net Assets as of 2/28/2009	$1.0 Billion
Average Maturity	20 days
S&P rating	Not Rated
Moody’s rating	Not Rated
NAIC rating	Not Rated

*	A portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax (AMT), and some investors may be subject to certain state and local taxes.

MATURITY SCHEDULE **

1 day	5.5%
2–7 days	84.0
8–30 days	0.9
31–60 days	0.6
61–90 days	2.7
91–180 days	3.3
181+ days	3.0

7-DAY SEC YIELD (1)

Morgan Shares	0.26%
E*Trade Shares	0.01

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

(1)	The yields for Morgan Shares and E*Trade Shares reflect the reimbursements or waivers of certain expenses. Without these subsidies, the yields would have been 0.19% and (0.20)% for Morgan Shares and E*Trade Shares, respectively.

**	Percentages based on total value of investments.
A list of prior-day portfolio holdings of the JPMorgan California Municipal Money Market Fund is available upon request. Please contact your JPMorgan representative to obtain further information regarding this facility and information on holdings.

2   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

JPMorgan Michigan Municipal Money Market Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2009 (Unaudited)

FUND FACTS
Objective	Seeks as high a level of current interest income exempt from federal income tax and Michigan personal income tax as is consistent with capital preservation and stability of principal*
Primary Investment	High-quality short-term municipal securities issued in Michigan, which provide tax-exempt income
Suggested investment time frame	Short-term
Share classes offered	Morgan, Premier and Reserve
Net Assets as of 2/28/2009	$107.6 Million
Average Maturity	19 days
S&P rating	Not Rated
Moody’s rating	Not Rated
NAIC rating	Not Rated

*	A portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax (AMT), and some investors may be subject to certain state and local taxes.

MATURITY SCHEDULE **

1 day	13.7%
2–7 days	76.0
8–30 days	0.0
31–60 days	3.7
61–90 days	0.0
91–180 days	3.8
181+ days	2.8

7-DAY SEC YIELD (1)

Morgan Shares	0.40%
Premier Shares	0.54
Reserve Shares	0.29

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

(1)	The yields for Morgan Shares, Premier Shares and Reserve Shares reflect the reimbursements or waivers of certain expenses. Without these subsidies, the yields would have been 0.32%, 0.47% and 0.22% for Morgan Shares, Premier Shares and Reserve Shares, respectively.

**	Percentages based on total value of investments.
A list of prior-day portfolio holdings of the JPMorgan Michigan Municipal Money Market Fund is available upon request. Please contact your JPMorgan representative to obtain further information regarding this facility and information on holdings.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   3

JPMorgan New York Municipal Money Market Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2009 (Unaudited)

FUND FACTS
Objective
Highest possible level of current income which is excluded from gross income and exempt from New York State and New York City personal income taxes, while still preserving capital and maintaining liquidity*

Primary Investment	New York short-term municipal obligations
Suggested investment time frame	Short-term
Share classes offered	Morgan, Reserve and E*Trade
Net Assets as of 2/28/2009	$2.0 Billion
Average Maturity	43 days
S&P rating	Not Rated
Moody’s rating	Not Rated
NAIC rating	Not Rated

*	A portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax (AMT), and some investors may be subject to certain state and local taxes.

MATURITY SCHEDULE **

1 day	10.4%
2–7 days	67.6
8–30 days	0.0
31–60 days	2.9
61–90 days	1.5
91–180 days	10.7
181+ days	6.9

7-DAY SEC YIELD (1)

Morgan Shares	0.32%
Reserve Shares	0.21
E*Trade Shares	0.01

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

(1)	The yields for Morgan Shares, Reserve Shares and E*Trade Shares reflect the reimbursements or waivers of certain expenses. Without these subsidies, the yields would have been 0.30%, 0.20% and (0.09)% for Morgan Shares, Reserve Shares and E*Trade Shares, respectively.

**	Percentages based on total value of investments.
A list of prior-day portfolio holdings of the JPMorgan New York Municipal Money Market Fund is available upon request. Please contact your JPMorgan representative to obtain further information regarding this facility and information on holdings.

4   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

JPMorgan Ohio Municipal Money Market Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2009 (Unaudited)

FUND FACTS
Objective	Seeks as high a level of current interest income exempt from federal income tax and Ohio personal income tax as is consistent with capital preservation and stability of principal*
Primary Investment	High-quality short-term municipal securities issued in Ohio, which provide tax-exempt income
Suggested investment time frame	Short-term
Share classes offered	Morgan, Premier and Reserve
Net Assets as of 2/28/2009	$103.6 Million
Average Maturity	30 days
S&P rating	Not Rated
Moody’s rating	Not Rated
NAIC rating	Not Rated

*	A portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax (AMT), and some investors may be subject to certain state and local taxes.

MATURITY SCHEDULE **

1 day	4.5%
2–7 days	78.5
8–30 days	2.5
31–60 days	3.2
61–90 days	0.0
91–180 days	2.9
181+ days	8.4

7-DAY SEC YIELD (1)

Morgan Shares	0.38%
Premier Shares	0.52
Reserve Shares	0.27

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

(1)	The yields for Morgan Shares, Premier Shares and Reserve Shares reflect the reimbursements or waivers of certain expenses. Without these subsidies, the yields would have been 0.31%, 0.46% and 0.21% for Morgan Shares, Premier Shares and Reserve Shares, respectively.

**	Percentages based on total value of investments.
A list of prior-day portfolio holdings of the JPMorgan Ohio Municipal Money Market Fund is available upon request. Please contact your JPMorgan representative to obtain further information regarding this facility and information on holdings.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   5

JPMorgan California Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Commercial Paper — 1.5% (n)
	California — 1.5%
15,000	State of California, 5.000%, 03/03/09 (Cost $15,000)	15,000
Daily Demand Notes — 5.5%
	California — 5.5%
19,165	Abag Finance Authority for Nonprofit Corps., 899 Charleston Project, Rev., VRDO, LOC: Lasalle Bank N.A., 0.650%, 03/02/09	19,165
	California Housing Finance Agency, Multi-Family Housing,
5,700	Series B, Rev., VRDO, 2.250%, 03/02/09	5,700
1,600	Series C, Rev., VRDO, 2.250%, 03/02/09	1,600
900	California Infrastructure & Economic Development Bank, IDR, Jewish Community Center, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.450%, 03/02/09	900
19,400	California Pollution Control Financing Authority, Air Products, Series B, Rev., VRDO, 0.740%, 03/02/09	19,400
2,800	California State Department of Water Resources, Series B-4, Rev., VRDO, LOC: Bayerische Landesbank, 0.250%, 03/02/09	2,800
3,100	California State Department of Water Resources, Power Supply, Subseries I-2, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 0.350%, 03/02/09	3,100
1,020	California Statewide Communities Development Authority, North Peninsula Jewish Center , Rev., VRDO, LOC: Bank of America N.A., 0.450%, 03/02/09	1,020
2,600	City of Irvine, Improvement Bond Act of 1915, No. 93-14, Special Assessment, VRDO, LOC: Bank of America N.A., 0.450%, 03/02/09	2,600
	Total Daily Demand Notes (Cost $56,285)	56,285
Municipal Bonds — 10.4%
	California — 10.4%
5,815	Bay Area Toll Authority, Series F, Rev., 5.000%, 04/01/09	5,831
13,750	California Pollution Control Financing Authority, 1.000%, 06/01/09	13,750
8,000	California Statewide Communities Development Authority, Kaiser Permanente, Series C, Rev., VAR, 1.950%, 05/28/09	8,000
20,000	City of Los Angeles, GO, TRAN, 3.000%, 06/30/09	20,092
7,500	Orange County Sanitation District, Series C, COP, 2.500%, 12/10/09	7,588
	San Diego County Water Authority,
7,000	0.350%, 03/10/09	7,000
20,000	0.400%, 05/04/09	20,000
2,000	0.450%, 03/11/09	2,000
7,635	San Francisco City & County Airports Commission, Series B, Rev., 3.000%, 03/03/09	7,720
5,000	San Francisco City & County Unified School District, GO, TRAN, 3.000%, 11/25/09	5,075
10,000	Southern California Public Power Authority, Canyon Power Project, Series A, Rev., 2.500%, 12/02/09	10,112
	Total Municipal Bonds (Cost $107,168)	107,168
Quarterly Demand Note — 1.5%
	California — 1.5%
15,240	City of Chula Vista, San Diego Gas, Class A, Rev., VRDO, 1.000%, 03/03/09 (Cost $15,240)	15,240
Weekly Demand Notes — 80.9%
	California — 80.7%
1,900	Abag Finance Authority for Nonprofit Corps., Amber Court Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.450%, 03/05/09	1,900
1,000	Abag Finance Authority for Nonprofit Corps., Arbors Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.500%, 03/04/09	1,000
4,535	Abag Finance Authority for Nonprofit Corps., Colma Bart Apartments, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.650%, 03/05/09	4,535
1,950	Abag Finance Authority for Nonprofit Corps., Eastridge Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.650%, 03/05/09	1,950
15,795	Abag Finance Authority for Nonprofit Corps., P-Floats, Series MT 240, Rev., VRDO, LIQ: Merrill Lynch Capital Services, LOC: Lloyds TSB Bank plc, 0.680%, 03/02/09	15,795
900	Affordable Housing Agency, Westridge Hilltop, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.450%, 03/05/09	900
315	Alameda-Contra Costa Schools Financing Authority, Capital Improvement Financing Project, Series C, COP, VRDO, LOC: Bank of Nova Scotia, 0.400%, 03/05/09	315
10,900	Anaheim City School District, GO, VRDO, MBIA, 1.170%, 03/05/09	10,900

SEE NOTES TO FINANCIAL STATEMENTS.

6   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Weekly Demand Notes — Continued
	California — Continued
4,685	Anaheim Housing Authority, Multi-Family Housing, Heritage Village Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.420%, 03/05/09	4,685
	Austin Trust Various States,
12,600	Series 2007-1021, Rev., VRDO, LIQ: Bank of America N.A., 0.770%, 03/05/09	12,600
4,200	Series 2008-1065, Rev., VRDO, LIQ: Bank of America N.A., 0.570%, 03/05/09	4,200
3,865	Series 2008-1072, GO, VRDO, FSA, LIQ: Bank of America N.A., 0.920%, 03/05/09	3,865
1,535	Series 2008-1102, Rev., VRDO, LIQ: Bank of America N.A., 0.870%, 03/05/09	1,535
3,180	Series 2008-1134, Rev., VRDO, FSA, LIQ: Bank of America N.A., 0.920%, 03/05/09	3,180
2,680	Series 2008-1138, Rev., VRDO, LIQ: Bank of America N.A., 0.770%, 03/05/09	2,680
5,000	Series 2008-1167, Rev., VRDO, FSA, LIQ: Bank of America N.A., 0.920%, 03/05/09	5,000
3,680	Series 2008-3301, Rev., VRDO, FSA, LIQ: Bank of America N.A., 0.920%, 03/05/09	3,680
2,800	Series 2008-3501, GO, VRDO, FSA, LIQ: Bank of America N.A., 0.920%, 03/05/09	2,800
5,000	Series BOA-1208, Rev., VRDO, LIQ: Bank of America N.A., 0.570%, 03/05/09 (e)	5,000
15,000	Bay Area Toll Authority, Class A, Rev., VRDO, 0.350%, 03/02/09	15,000
2,000	California Economic Development Financing Authority, IDR, Standard Abrasives Manufacturing Project, Rev., VRDO, LOC: U.S. Bank N.A., 0.600%, 03/04/09	2,000
1,550	California Educational Facilities Authority, University of San Francisco, Rev., VRDO, LOC: Allied Irish Bank plc, 0.350%, 03/04/09	1,550
7,050	California Health Facilities Financing Authority, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 0.720%, 03/05/09	7,050
1,000	California Infrastructure & Economic Development Bank, Adams Rite Manufacturing Co. Project, Series A, Rev., VRDO, LOC: Mellon First Business Bank, 0.600%, 03/02/09	1,000
5,600	California Infrastructure & Economic Development Bank, Colburn School, Series B, Rev., VRDO, LOC: Allied Irish Bank plc, 2.000%, 03/02/09	5,600
5,270	California Infrastructure & Economic Development Bank, IDR, Elite Leather Co. Project, Rev., VRDO, LOC: Union Bank of California N.A., 0.850%, 03/02/09	5,270
4,040	California Infrastructure & Economic Development Bank, Kruger & Sons, Inc. Project, Rev., VRDO, AMT, LOC: Bank of the West, 0.700%, 03/02/09	4,040
7,000	California Infrastructure & Economic Development Bank, Westmark School Project, Rev., VRDO, LOC: First Republic Bank, 0.620%, 03/02/09	7,000
9,100	California Pollution Control Financing Authority, New United Manufacturing Project, Series A, Rev., VRDO, LOC: Bank of Tokyo-Mitsubishi UFJ, 0.650%, 03/05/09	9,100
	California Pollution Control Financing Authority, Resource Recovery, Wadham Energy,
1,700	Series B, Rev., VRDO, LOC: BNP Paribas, 0.550%, 03/04/09	1,700
2,500	Series C, Rev., VRDO, LOC: BNP Paribas, 0.550%, 03/04/09	2,500
	California State Department of Water Resources,
2,495	Series 358, Rev., VRDO, LIQ: Morgan Stanley Dean Witter, 0.710%, 03/05/09 (e)	2,495
12,605	Series 2705, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 0.660%, 03/05/09	12,605
8,350	California State Department of Water Resources, Power Supply, Series C-10, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 0.500%, 03/02/09	8,350
10,000	California State University, Series ROCS-RR-II-R-12063, Rev., VRDO, FSA-CR, AMBAC, LIQ: Citigroup Financial Products, 2.180%, 03/05/09	10,000
	California Statewide Communities Development Authority,
8,490	Series ROCS-RR-II-R-772CE, Rev., VRDO, LIQ: Citigroup Financial Products, 1.330%, 03/05/09	8,490
2,100	Series ROCS-RR-II-R-828CE, Rev., VRDO, LIQ: Citigroup Financial Products, 1.430%, 03/05/09	2,100
1,000	California Statewide Communities Development Authority, American Baptist Homes West, Rev., VRDO, LOC: Lasalle Bank N.A., 0.400%, 03/02/09	1,000
2,000	California Statewide Communities Development Authority, Del Mesa Farms Project, Series A, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.650%, 03/05/09	2,000

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   7

JPMorgan California Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	California — Continued
650	California Statewide Communities Development Authority, IDR, EVAPCO Project, Series K, Rev., VRDO, LOC: Bank of America N.A., 0.950%, 03/04/09	650
1,200	California Statewide Communities Development Authority, IDR, Flambeau Project, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.950%, 03/04/09	1,200
1,320	California Statewide Communities Development Authority, IDR, Kennerly Project, Series A, Rev., VRDO, LOC: California State Teachers’ Retirement, 0.950%, 03/04/09	1,320
1,000	California Statewide Communities Development Authority, IDR, LeSaint Project, Series B, Rev., VRDO, LOC: PNC Bank N.A., 0.950%, 03/04/09	1,000
1,480	California Statewide Communities Development Authority, IDR, Packaging Innovation Project, Series A, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.950%, 03/04/09	1,480
10,000	California Statewide Communities Development Authority, MERLOTS, Series 1999 E, COP, VRDO, FSA, 1.130%, 03/04/09	10,000
1,200	California Statewide Communities Development Authority, Motion Picture and TV Fund, Series A, Rev., VRDO, LOC: BNP Paribas, 0.600%, 03/02/09	1,200
1,150	California Statewide Communities Development Authority, New Morgan Hill Country School, Rev., VRDO, LOC: Bank of America N.A., 0.400%, 03/02/09	1,150
2,000	California Statewide Communities Development Authority, Plan Nine Partners Project, Series A, Rev., VRDO, LOC: Union Bank of California N.A., 0.480%, 03/02/09	2,000
12,755	California Statewide Communities Development Authority, St. Mary and All Angels School, Rev., VRDO, LOC: Allied Irish Bank plc, 0.400%, 03/02/09	12,755
5,570	City of Fremont, Family Residence Center Financing Project, COP, VRDO, LOC: KBC Bank N.V., 0.400%, 03/02/09	5,570
6,300	City of Fremont, Refinancing & Capital Improvements Projects, COP, VRDO, LOC: Allied Irish Bank plc, 0.850%, 03/05/09	6,300
2,105	City of Fresno, Trinity Health Credit, Series C, Rev., VRDO, 0.700%, 03/02/09	2,105
2,000	City of Hayward, Multi-Family Housing, Shorewood, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.450%, 03/05/09	2,000
3,600	City of Hemet, Multi-Family Housing, Sunwest Retirement, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.450%, 03/05/09	3,600
15,000	City of Livermore, Capital Projects, COP, VRDO, LOC: Allied Irish Bank plc, 0.850%, 03/02/09	15,000
2,200	City of Livermore, Multi-Family Housing, Diablo Vista Apartments, Rev., VRDO, FNMA, LIQ: FNMA, 0.470%, 03/04/09	2,200
50,000	City of Los Angeles, Department of Water & Power, Series ROCS-RR-II-R-11625, Rev., VRDO, BHAC-CR, FGIC, LIQ: Citibank N.A., 0.690%, 03/05/09 (e)	50,000
520	City of Los Angeles, Loyola High School, Series A, COP, VRDO, LOC: Allied Irish Bank plc, 1.250%, 03/02/09	520
9,515	City of Los Angeles, Multi-Family Housing, Rev., VRDO, 0.780%, 03/02/09	9,515
4,000	City of Los Angeles, Multi-Family Housing, Fountain Park Project, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.550%, 03/05/09	4,000
29,035	City of Los Angeles, Wastewater Systems, EAGLE, Class A, Rev., VRDO, MBIA, LIQ: Helaba, 0.820%, 03/05/09	29,035
1,000	City of Modesto, Multi-Family Housing, Live Oak Apartments Project, Rev., VRDO, FNMA, LIQ: FNMA, 0.649%, 03/02/09	1,000
3,000	City of Oceanside, Multi-Family Housing, Lakeridge Apartments Project, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.470%, 03/02/09	3,000
1,800	City of Pasadena, Series A, COP, VRDO, LOC: Bank of America N.A., 0.400%, 03/05/09	1,800
3,320	City of Pomona, COP, VRDO, LOC: HSH Nordbank AG, 0.400%, 03/02/09	3,320
5,000	City of Richmond, Wastewater Systems, Series A, Rev., VRDO, LOC: Union Bank of California N.A., 0.450%, 03/02/09	5,000
7,480	City of San Jose, Series 760, GO, VRDO, MBIA, LIQ: Morgan Stanley Dean Witter, 0.720%, 03/05/09	7,480
800	City of San Leandro, Multi-Family Housing, Parkside, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.430%, 03/04/09	800
2,000	Colton Redevelopment Agency, Multi-Family Housing, Series 1985-A, Rev., VRDO, LOC: Coast Federal Bank, 0.500%, 03/03/09	2,000
5,110	Contra Costa Community College District, Series ROCS-RR-II-R-548X, GO, VRDO, FSA, LIQ: Citibank N.A., 1.010%, 03/05/09	5,110

SEE NOTES TO FINANCIAL STATEMENTS.

8   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	California — Continued
2,200	County of Contra Costa, Multi-Family Housing, Pleasant Hill BART Transit, Series A, Rev., VRDO, FSA, LOC: Bank of America N.A., 0.590%, 03/05/09	2,200
21,280	Deutsche Bank Spears/Lifers Trust Various States, Series DB-422, GO, VRDO, FSA, MBIA, AMBAC, LIQ: Deutsche Bank A.G., 0.540%, 03/02/09	21,280
10,000	East Bay Municipal Utility District, Wastewater System, Series B-2, Rev., VRDO, 0.980%, 03/04/09	10,000
10,260	Eclipse Funding Trust, Solar Eclipse, California, Series 2007-0039, GO, VRDO, MBIA, LIQ: U.S. Bank N.A., 0.550%, 03/05/09	10,260
8,300	Eclipse Funding Trust, Solar Eclipse, Los Angeles, Series 2006-0037, Rev., VRDO, FSA, LIQ: U.S. Bank N.A., 0.550%, 03/05/09	8,300
10,650	Eclipse Funding Trust, Solar Eclipse, San Mateo, Series 2006-0052, VRDO, Tax Allocation, AMBAC, LIQ: U.S. Bank N.A., 0.550%, 03/05/09	10,650
7,205	Eclipse Funding Trust, Solar Eclipse, Santa Cruz, Series 2006-0031, VRDO, Tax Allocation, MBIA, LIQ: U.S. Bank N.A., 0.550%, 03/05/09	7,205
570	Hesperia Public Financing Authority, Water & Administration Facilities, Series B, Rev., VRDO, LOC: Bank of America N.A., 0.700%, 03/02/09	570
285	Inland Valley Development Agency, Tax Allocation, VRDO, LOC: Union Bank of California N.A., 0.350%, 03/04/09	285
15,925	Lehman Municipal Trust Receipts, Series K35W, GO, VRDO, FSA-CR, LIQ: Citibank N.A., 1.710%, 03/05/09	15,925
12,000	Los Angeles City & County Unified School District, Series ROCS-RR-II-R-12052, GO, VRDO, FSA, LIQ: Citibank N.A., 1.010%, 03/05/09	12,000
1,070	Los Angeles Community Redevelopment Agency, Met Apartments, Rev., VRDO, FNMA, LIQ: FNMA, 0.600%, 03/02/09	1,070
1,720	Los Angeles Community Redevelopment Agency, Promenade Towers Project, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.400%, 03/05/09	1,720
5,440	Los Angeles County Housing Authority, Multi-Family Housing, Malibu Meadows II, Series C, Rev., VRDO, FNMA, LIQ: FNMA, 0.450%, 03/05/09	5,440
3,740	Los Angeles County Housing Authority, Multi-Family Housing, Sand Canyon, Series F, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.400%, 03/05/09	3,740
8,600	Los Angeles Unified School District, Administration Building Project, Series A, COP, VRDO, LOC: Bank of America N.A., 0.400%, 03/02/09	8,600
5,000	Macon Trust Various States, Special Tax, Series 2007-336, VRDO, LIQ: Bank of America N.A., LOC: Bank of America N.A., 0.820%, 03/05/09	5,000
	Metropolitan Water District of Southern California,
4,485	Series 2740, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 0.660%, 03/05/09	4,485
6,000	Series C-1, Rev., VRDO, 0.500%, 03/02/09	6,000
15,700	Northern California Gas Authority, No. 1 Gas Project, Series 98, Rev., VRDO, LIQ: Goldman Sachs, 1.170%, 03/05/09	15,700
985	Orange County Housing Authority, Multi-Family Housing, Lantern Pines Project, Series CC, Rev., VRDO, FNMA, LIQ: FNMA, 0.400%, 03/04/09	985
900	Orange County, Harbor Pointe, Series D, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.450%, 03/02/09	900
	Orange County, WLCO LF,
2,200	Series G1, Rev., VRDO, FNMA, LIQ: FNMA, 0.450%, 03/05/09	2,200
2,200	Series G3, Rev., VRDO, FNMA, LIQ: FNMA, 0.450%, 03/05/09	2,200
	Puttable Floating Option Tax-Exempt Receipts,
10,000	Series MT-557, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.780%, 03/02/09	10,000
20,000	Series PT-4155, Rev., VRDO, AMBAC, LIQ: Bayerische Hypo-Und, 0.600%, 03/02/09	20,000
14,015	Series 2001-1, SunAmerica Trust, Class A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.740%, 03/05/09	14,015
10,000	Rancho Santiago Community College District, MERLOTS, Class B, GO, VRDO, FSA, 1.130%, 03/04/09	10,000
13,740	RBC Municipal Products, Inc., Series 2008 E-5, VRDO, Tax Allocation, LIQ: Royal Bank of Canada, LOC: Royal Bank of Canada, 0.630%, 03/05/09	13,740
4,000	Sacramento County Housing Authority, Multi-Family Housing, Ashford, Series D, Rev., VRDO, FNMA, LIQ: FNMA, 0.450%, 03/05/09	4,000

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   9

JPMorgan California Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	California — Continued
2,500	Sacramento County Housing Authority, Multi-Family Housing, Stonebridge Apartments, Series D, Rev., VRDO, 0.470%, 03/05/09	2,500
3,020	San Bernardino County Housing Authority, Multi-Family Housing, Montclair Heritage, Series A, Rev., VRDO, LOC: California Federal Bank, 0.410%, 03/05/09	3,020
2,200	San Bernardino County Housing Authority, Multi-Family Housing, Rosewood Apartments, Series A, Rev., VRDO, FNMA: LIQ: FNMA, 0.450%, 03/05/09	2,200
800	San Bernardino County Housing Authority, Multi-Family Housing, Somerset Apartments, Series A, Rev., VRDO, FNMA: LIQ: FNMA, 0.450%, 03/05/09	800
1,700	San Diego Housing Authority, Multi-Family Housing, Villa Nueva Apartments, Series F, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.650%, 03/02/09	1,700
1,955	San Francisco City & County Housing Authority, Multi-Family Housing, Valencia Gardens, Rev., VRDO, LOC: Citibank N.A., 0.850%, 03/02/09	1,955
10,000	San Francisco City & County Public Utilities Commission, MERLOTS, Series B20, Rev., VRDO, MBIA, 2.130%, 03/04/09	10,000
1,000	San Mateo County Board of Education, Series A, COP, VRDO, LOC: Allied Irish Bank plc, 1.220%, 03/05/09	1,000
1,325	Santa Clara County Financing Authority, Housing Authority Office Project, Series A, Rev., VRDO, LOC: U.S. Bank N.A., 0.410%, 03/02/09	1,325
4,284	Santa Clara County Housing Authority, Willows Apartments, Series A, Rev., VRDO, LOC: Union Bank of California N.A., 0.640%, 03/04/09	4,284
12,600	Santa Clara Valley Transportation Authority, Sales Tax Secured, Series C, Rev., VRDO, 0.800%, 03/02/09	12,600
	State of California,
15,715	Series A, Subseries A-2, GO, VRDO, LOC: Calyon Bank, 0.470%, 03/02/09	15,715
6,000	Series C-1, GO, VRDO, LOC: Landesbank Hessen-Thueringen, 0.400%, 03/05/09	6,000
12,000	Series C-4, GO, VRDO, LOC: Landesbank Hessen-Thuringen, 0.450%, 03/05/09	12,000
5,000	Series DCL-049, GO, VRDO, FSA, LIQ: Dexia Credit Local, LOC: Dexia Credit Local, 3.500%, 03/05/09	5,000
31,655	State of California, MERLOTS, Series B-45, GO, VRDO, LOC: Wachovia Bank N.A., 0.630%, 03/04/09	31,655
13,350	State of California, Municipal Securities Trust Receipts, Series SGC-6, Class A, GO, VRDO, LIQ: Societe Generale, 0.670%, 03/05/09	13,350
2,600	Sweetwater Union High School District, Series ROCS-RR-II-R-12226, GO, VRDO, BHAC-CR, FSA, LIQ: Citibank N.A., 0.690%, 03/05/09	2,600
3,900	Town of Windsor, Multi-Family Housing, Oakmont at Windsor, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.650%, 03/02/09	3,900
1,300	Triunfo County Sanitation District, Rev., VRDO, LOC: BNP Paribas, 0.400%, 03/04/09	1,300
	University of California,
9,495	Series 1119, Rev., VRDO, FSA, LIQ: Morgan Stanley Municipal Funding, 0.720%, 03/05/09	9,495
10,615	Series 1274, Rev., VRDO, MBIA, LIQ: Morgan Stanley Municipal Funding, 0.660%, 03/05/09	10,615
42,980	Series 2902, Rev., VRDO, AMBAC, LIQ: Morgan Stanley Municipal Funding, 0.660%, 03/05/09	42,980
15,345	Wells Fargo Stage Trust, Series 56C, GO, VRDO, LIQ: Wells Fargo & Co., 0.620%, 03/05/09 (e)	15,345
		827,289
	Puerto Rico — 0.2%
1,555	Deutsche Bank Spears/Lifers Trust Various States, Series DB-344, Rev., VRDO, MBIA, AMBAC, LIQ: Deutsche Bank A.G., 0.630%, 03/02/09	1,555
	Total Weekly Demand Notes (Cost $828,844)	828,844
	Total Investments — 99.8% (Cost $1,022,537)*	1,022,537
	Other Assets in Excess of Liabilities — 0.2%	2,134
	NET ASSETS — 100.0%	$1,024,671

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

10   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

JPMorgan Michigan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Commercial Paper — 6.5% (n)
	Michigan — 6.5%
3,000	Michigan State, Series B, GO, 3.000%, 03/05/09	3,023
4,000	Michigan State Housing Development Authority, 0.700%, 04/07/09	4,000
	Total Commercial Paper (Cost $7,023)	7,023
Daily Demand Notes — 13.7%
	Michigan — 13.7%
5,810	Michigan State Housing Development Authority, Multi-Family Housing, Jackson Project, Rev., VRDO, FHLMC, LOC: FHLMC, 0.850%, 03/02/09	5,810
4,625	Michigan Strategic Fund, Air Products & Chemicals, Inc., Rev., VRDO, 0.850%, 03/02/09	4,625
	University of Michigan, Hospital,
1,800	Series A, Rev., VRDO, 0.450%, 03/02/09	1,800
2,500	Series A-2, Rev., VRDO, 0.450%, 03/02/09	2,500
	Total Daily Demand Notes (Cost $14,735)	14,735
Municipal Bond — 3.8%
	Michigan — 3.8%
	Michigan Municipal Bond Authority,
1,000	Series A-2, Rev., VRDO, LOC: Dexia Credit Local, 3.000%, 08/20/09	1,006
3,000	Series B, Rev., VRDO, 3.000%, 08/20/09	3,023
	Total Municipal Bonds (Cost $4,029)	4,029
Weekly Demand Notes — 75.8%
	Michigan — 75.8%
550	Austin Trust, Various States, Series 2008-1096, GO, VRDO, MBIA, Q-SBLF, LIQ: Bank of America N.A., 1.670%, 03/05/09	550
1,320	City of Detroit, EDC, Waterfront Reclamation, Series A, Rev., VRDO, LOC: Deutsche Bank A.G., 0.650%, 03/05/09	1,320
1,000	City of Grand Rapids, Clipper Belt Lacer Co. Project, Rev., VRDO, LOC: Bank of America N.A., 0.900%, 03/05/09	1,000
3,000	Detroit City School District, Series DCL-045, GO, VRDO, FSA, Q-SBLF, LIQ: Morgan Stanley Municipal Funding, LOC: Dexia Credit Local, 3.500%, 03/05/09	3,000
7,450	East Lansing School District, Municipal Security Trust Receipts, Series 114, GO, VRDO, Q-SBLF, LIQ: Societe Generale, 0.650%, 03/04/09	7,450
2,000	Eclipse Funding Trust, Solar Eclipse, Detroit, Series 2006-0001, GO, VRDO, FSA, Q-SBLF, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.600%, 03/05/09	2,000
800	Eclipse Funding Trust, Solar Eclipse, Michigan, Series 2006-0021, Rev., VRDO, AMBAC, LIQ: U.S. Bank N.A., 0.530%, 03/09/09	800
3,100	Kent County, Airport Facilities, VRDO, LIQ: Morgan Stanley Dean Witter, 0.720%, 03/05/09	3,100
1,000	Kent Hospital Finance Authority, Spectrum Health Systems, Series C, Rev., VRDO, LOC: Bank of New York, 0.650%, 03/02/09	1,000
4,980	Michigan State Hospital Finance Authority, Series 1308, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 0.720%, 03/05/09	4,980
3,000	Michigan State Housing Development Authority, Series D, Rev., VRDO, 0.900%, 03/02/09	3,000
1,990	Michigan State Housing Development Authority, Multi-Family Housing, Courtyards of Taylor, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.650%, 03/05/09	1,990
1,280	Michigan State Housing Development Authority, Multi-Family Housing, Parks of Taylor Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.650%, 03/05/09	1,280
2,870	Michigan State Housing Development Authority, Multi-Family Housing, Teal Run I, Series A, Rev., VRDO, LOC: Citibank N.A., 0.750%, 03/04/09	2,870
3,700	Michigan State Housing Development Authority, Sand Creek Apartments, Series A, Rev., VRDO, LOC: Citibank N.A., 0.750%, 03/04/09	3,700
255	Michigan State University, Series B, Rev., VRDO, 0.530%, 03/02/09	255
965	Michigan Strategic Fund, Artex Label & Graphics, Rev., VRDO, LOC: U.S. Bank N.A., 0.830%, 03/02/09	965
2,000	Michigan Strategic Fund, B&C Leasing LLC Project, Class B, VRDO, LOC: Lasalle Bank N.A., 0.900%, 03/02/09	2,000
700	Michigan Strategic Fund, Commercial Tool & Die, Inc. Project, Rev., VRDO, LOC: Lasalle Bank Midwest, 0.920%, 03/02/09	700
1,000	Michigan Strategic Fund, Consumers Energy Co. Project, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.550%, 03/04/09	1,000
890	Michigan Strategic Fund, Custom Profile, Inc. Project, Rev., VRDO, LOC: Firstar Bank N.A., 0.830%, 03/02/09	890

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   11

JPMorgan Michigan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	Michigan — Continued
1,195	Michigan Strategic Fund, Dou-Form Acquisition Project, Rev., VRDO, LOC: First Union National Bank, 1.110%, 03/02/09	1,195
1,855	Michigan Strategic Fund, Geskus Photography, Inc. Project, Rev., VRDO, LOC: Wachovia Bank N.A., 0.830%, 03/02/09	1,855
744	Michigan Strategic Fund, Grayling Generating Project, Rev., VRDO, LOC: Barclays Bank New York, 0.550%, 03/04/09	744
800	Michigan Strategic Fund, JG Kern Enterprises, Inc., Rev., VRDO, LOC: Lasalle Bank N.A., 0.900%, 03/02/09	800
300	Michigan Strategic Fund, Merchants LLC Project, VRDO, LOC: National City Bank, 1.100%, 03/02/09	300
2,170	Michigan Strategic Fund, Rapid Line, Inc. Project, Rev., VRDO, LOC: Firstar Bank N.A., 0.830%, 03/02/09	2,170
1,820	Michigan Strategic Fund, Southwest Ventures Project, Series A, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.780%, 03/02/09	1,820
1,550	Milan Area Schools, GO, VRDO, Q-SBLF, LOC: Landesbank Hessen-Thuringen, 0.580%, 03/05/09	1,550
2,300	Oakland County EDC, V&M Corp. Project, Rev., VRDO, LOC: Standard Federal Bank, 0.930%, 03/02/09	2,300
	RBC Municipal Products, Inc. Trust,
3,300	Series L-26, Rev., VRDO, LIQ: Royal Bank of Canada, LOC: Royal Bank of Canada, 0.800%, 03/02/09	3,300
6,200	Series L-29, Rev., VRDO, LIQ: Royal Bank of Canada, LOC: Royal Bank of Canada, 0.800%, 03/02/09	6,200
360	Saline Area Schools, GO, VRDO, Q-SBLF, LIQ: Helaba, 0.530%, 03/05/09	360
3,325	Wayne Charter County Michigan Economic Corp. Ltd., Rev., VRDO, LOC: Allied Irish Bank plc, 1.300%, 03/05/09	3,325
	Wayne County Airport Authority,
375	Series ROCS-RR-II-R-12055, Rev., VRDO, BHAC-CR, MBIA, LIQ: Citibank N.A., 0.870%, 03/05/09	375
5,375	Series ROCS-RR-II-R-12212, Rev., VRDO, BHAC, LIQ: Citigroup Financial Products, 1.140%, 03/05/09	5,375
4,000	Wayne County, Detroit Metropolitan, Series C3, Rev., VRDO, AMT, LOC: Wachovia Bank N.A., 0.550%, 03/05/09	4,000
2,000	Western Michigan University, VRDO, FSA, 8.000%, 03/04/09	2,000
	Total Weekly Demand Notes (Cost $81,519)	81,519
	Total Investments — 99.8% (Cost $107,306)*	107,306
	Other Assets in Excess of Liabilities — 0.2%	259
	NET ASSETS — 100.0%	$107,565

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

12   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

JPMorgan New York Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Commercial Paper — 1.8% (n)
	New York — 1.8%
13,090	Port Authority of New York & New Jersey, 0.990%, 03/03/09 (i)	13,090
23,000	Westchester County, 1.550%, 03/04/09	23,000
	Total Commercial Paper (Cost $36,090)	36,090
Daily Demand Notes — 10.4%
	New York — 10.4%
13,200	Albany Industrial Development Agency, Civic Facilities, St. Rose, Series A, Rev., VRDO, MBIA-RE, LOC: Bank of America N.A., 0.450%, 03/02/09 (m)	13,200
11,360	Long Island Power Authority, Electric Systems, Series 2, Subseries 2B, Rev., VRDO, LOC: Bayerische Landesbank, 0.520%, 03/02/09	11,360
	Metropolitan Transportation Authority,
9,700	Subseries D-2, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.400%, 03/02/09	9,700
10,400	Subseries G-2, Rev., VRDO, LOC: BNP Paribas, 0.400%, 03/02/09	10,400
	New York City,
13,000	Series B2, Subseries B-5, GO, VRDO, MBIA, 0.400%, 03/02/09	13,000
10,500	Series E, Subseries E-2, GO, VRDO, LOC: Bank of America N.A., 0.450%, 03/02/09	10,500
100	Series I, Subseries I-5, GO, VRDO, LOC: CA Public Employee Retirement, 0.400%, 03/02/09	100
10,895	Series I, Subseries I-6, GO, VRDO, LOC: California State Teachers Retirement, 0.400%, 03/02/09	10,895
800	Subseries A-4, GO, VRDO, LOC: Bayerische Landesbank, 0.550%, 03/02/09	800
500	Subseries A-5, GO, VRDO, LOC: KBC Bank N.V., 0.480%, 03/02/09	500
830	Subseries H-1, GO, VRDO, LOC: Bank of New York, 0.550%, 03/02/09	830
11,400	Subseries H-2, GO, LOC: Dexia Credit Local, 0.580%, 03/02/09	11,400
1,585	Subseries H-7, GO, VRDO, LOC: KBC Bank N.V., 0.450%, 03/02/09	1,585
3,300	Subseries J-3, GO, LOC: Allied Irish Bank plc, 0.700%, 03/02/09	3,300
2,100	Subseries J-4, GO, VRDO, 0.450%, 03/02/09	2,100
18,090	Subseries J-6, GO, VRDO, LOC: Landesbank Hessen-Thueringen, 0.520%, 03/02/09	18,090
7,800	Subseries J-8, GO, VRDO, LOC: Landesbank Baden-Wuerttemberg, 0.400%, 03/02/09	7,800
3,400	Subseries L-3, GO, VRDO, 0.450%, 03/02/09	3,400
12,450	New York City Industrial Development Agency, Liberty, 1 Bryant Park LLC, Series B, Rev., VRDO, LOC: Bank of America N.A., 0.500%, 03/02/09	12,450
1,170	New York City Municipal Water Finance Authority, Series F, Subseries F-2, Rev., VRDO, 0.450%, 03/02/09	1,170
	New York City Municipal Water Finance Authority, 2nd Generation Resolution,
17,200	Series BB-2, Rev., VRDO, 0.400%, 03/02/09	17,200
1,900	Series CC-1, Rev., VRDO, 0.450%, 03/02/09	1,900
	New York City Transitional Finance Authority, Future Tax Secured,
900	Series B, Rev., VRDO, 0.550%, 03/02/09	900
10,830	Series C, Rev., VRDO, 0.400%, 03/02/09	10,830
4,000	Subseries C-2, Rev., 0.550%, 03/02/09	4,000
8,610	Subseries C-4, Rev., VRDO, 0.450%, 03/02/09	8,610
235	Subseries C-5, Rev., VRDO, 0.400%, 03/02/09	235
12,300	New York City Transitional Finance Authority, New York City Recovery, Series 3, Subseries 3-H, Rev., VRDO, 0.400%, 03/02/09	12,300
1,400	New York City Trust for Cultural Resources, American Museum, Series A1, Rev., VRDO, 0.400%, 03/02/09	1,400
1,055	New York City Trust for Cultural Resources, Municipal Securities Trust Receipts, Series SGA-91, Rev., VRDO, AMBAC, LIQ: Societe Generale, 0.700%, 03/02/09 (e)	1,055
785	New York State Dormitory Authority, Oxford University Press, Inc., Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 0.850%, 03/02/09	785
11,435	Port Authority of New York & New Jersey, Series ROCS-RR-II-R-12169, Rev., VRDO, FSA, LIQ: Citigroup Financial Products, 0.700%, 03/02/09	11,435
	Total Daily Demand Notes (Cost $213,230)	213,230
Municipal Bonds — 22.3%
	New York — 22.3%
8,890	Adirondack Central School District, GO, BAN, 2.500%, 03/05/10 (w)	8,933
5,127	Amherst Central School District, GO, BAN, 2.500%, 08/05/09	5,138
9,500	Binghamton City School District, GO, RAN, 2.000%, 01/15/10	9,562

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   13

JPMorgan New York Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	New York — Continued
	Board of Cooperative Educational Services First Supervisory District, Suffolk County,
4,500	RAN, 2.500%, 03/04/09	4,500
5,300	RAN, 3.000%, 06/30/09	5,314
	Board of Cooperative Educational Services for the Sole Supervisory District,
12,000	RAN, 2.000%, 07/29/09	12,039
7,000	RAN, 2.250%, 06/30/09	7,017
9,900	RAN, 2.750%, 06/26/09	9,917
8,500	RAN, 2.750%, 08/14/09	8,522
5,500	RAN, 3.000%, 06/30/09	5,517
8,000	Central Square School District, GO, BAN, 3.000%, 07/10/09	8,026
7,500	Chenango Valley Central School District, GO, RAN, 3.000%, 06/26/09	7,522
10,000	City of Binghamton, Various Purpose, GO, BAN, 2.250%, 02/05/10	10,069
4,330	City of Wallkill, Series A, GO, BAN, 2.000%, 01/22/10	4,355
8,530	City of White Plains, GO, BAN, 2.000%, 01/21/10	8,584
9,050	Clarence Central School District, GO, TAN, 2.750%, 06/25/09	9,067
3,400	Corning Community College, GO, RAN, 2.750%, 08/21/09	3,409
8,540	Dalton-Nunda Central School District, GO, BAN, 2.750%, 06/25/09	8,555
13,917	Elmira City School District, GO, BAN, 2.000%, 01/15/10	13,998
7,500	Gouveneur Central School District, GO, BAN, 2.750%, 08/14/09	7,520
13,400	Granville Central School District, GO, BAN, 2.250%, 02/26/10	13,456
	Greater Southern Tier Board of Cooperative Educational Services District,
10,000	RAN, 2.250%, 06/30/09	10,018
9,500	RAN, 4.250%, 06/30/09	9,556
3,455	Hamburg Village, GO, BAN, 2.250%, 02/04/10	3,470
9,975	Honeoye Falls-Lima Central School District, GO, BAN, 2.250%, 12/17/09	10,023
5,000	Kingston City School District, GO, BAN, 2.750%, 06/26/09	5,009
5,700	Le Roy Central School District, GO, BAN, 3.000%, 06/26/09	5,717
8,600	Marlboro Central School District, School Building, GO, BAN, 3.250%, 12/17/09	8,650
9,210	Morrisville-Eaton Central School District, GO, BAN, 3.000%, 07/09/09	9,236
30,000	Nassau County, Series B, GO, RAN, 3.000%, 05/15/09	30,053
	New York State Thruway Authority,
21,415	Series A, Rev., 3.000%, 04/01/09	21,428
7,590	Series A, Rev., MBIA, 5.000%, 04/01/09 (p)	7,611
16,535	New York State Thruway Authority, Bridge Service Contract, Rev., 4.000%, 04/01/09	16,558
	New York State Thruway Authority, Local Highway & Bridge,
4,750	Rev., MBIA, 5.625%, 04/01/09 (p)	4,814
9,000	Rev., MBIA, 5.750%, 04/01/09 (p)	9,117
4,950	Oneonta City School District, Series B, GO, BAN, 2.750%, 07/15/09	4,960
3,583	Ossining Village, GO, BAN, 4.000%, 11/25/09	3,631
14,467	Phoenix Central School District, GO, BAN, 2.000%, 12/18/09	14,544
3,398	Pine Valley Central School District of South Dayton, GO, BAN, 2.500%, 03/04/10 (w)	3,412
	Salamanca City School District,
7,742	GO, BAN, 3.000%, 06/26/09	7,762
7,000	Series A, GO, BAN, 3.000%, 06/26/09	7,015
11,485	Spencerport Central School District, GO, BAN, 2.750%, 06/30/09	11,506
25,000	Suffolk County, Series I, GO, TRAN, 2.000%, 08/13/09	25,136
11,100	Tompkins County, GO, BAN, 1.750%, 01/08/10	11,162
12,000	Tompkins-Seneca-Tioga Board Of Cooperative Educational Services, GO, RAN, 2.000%, 06/30/09	12,021
6,740	Town of Islip, Erosion Control, GO, BAN, 2.000%, 12/17/09	6,782
7,000	Wallkill Central School District, GO, BAN, 2.750%, 08/14/09	7,020
11,000	Waterloo Central School District, GO, BAN, 2.750%, 08/28/09	11,029
3,000	Wayne-Finger Lakes Board of Cooperative Educational Services, GO, RAN, 3.000%, 06/29/09	3,009
3,605	Wyanantskill Union Free School District, GO, BAN, 3.000%, 07/17/09	3,615
	Total Municipal Bonds (Cost $454,884)	454,884
Weekly Demand Notes — 65.8%
	New York — 65.8%
8,020	Albany County Airport Authority, Series A, Rev., VRDO, AMT, LOC: Bank of America N.A., 0.770%, 03/05/09 (m)	8,020

SEE NOTES TO FINANCIAL STATEMENTS.

14   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	New York — Continued
	Austin Trust Various States,
650	Series 2008-1064, GO, VRDO, LIQ: Bank of America N.A., 0.570%, 03/05/09	650
1,300	Series 2008-1067, Rev., VRDO, LIQ: Bank of America N.A., 0.770%, 03/05/09	1,300
8,955	Series 2008-3004X, Class R, MBIA, LIQ: Bank of America N.A., 1.670%, 03/05/09	8,955
4,750	Series 2008-3006X, Rev., VRDO, MBIA , LIQ: Bank of America N.A., 1.670%, 03/05/09	4,750
3,300	EAGLE Tax-Exempt Trust, Partner Certificate, Series 2001-3202, Class A, Rev., VRDO, LIQ: Citibank N.A., 0.670%, 03/05/09	3,300
9,720	Eclipse Funding Trust, Solar Eclipse, Series 2006-0117, Rev., VRDO, FSA, 0.580%, 03/05/09	9,720
230	Eclipse Funding Trust, Solar Eclipse, Long Island, Series 2006-0119, Rev., VRDO, MBIA-IBC, LIQ: U.S. Bank N.A., 0.580%, 03/05/09	230
2,460	Eclipse Funding Trust, Solar Eclipse, Metropolitan, Series 2006-0028, Rev., VRDO, AMBAC, LIQ: U.S. Bank N.A., 0.580%, 03/02/09	2,460
8,200	Eclipse Funding Trust, Solar Eclipse, New York, Series 2006-0029, Rev., VRDO, AMBAC, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.580%, 03/05/09	8,200
2,035	Franklin County IDA, Trudeau Institute Project, Rev., VRDO, LOC: Fleet National Bank, 0.530%, 03/02/09	2,035
45,000	Hudson Yards Infrastructure Corp. EAGLE, Series 2007-0030, Class A, Rev., VRDO, FSA-CR, FGIC, LIQ: Citibank N.A., 0.750%, 03/05/09	45,000
30,000	Long Island Power Authority, Electric, EAGLE, Series 2006-0051, Class A, Rev., VRDO, BHAC, LIQ: Helaba, 0.740%, 03/05/09	30,000
	Metropolitan Transportation Authority,
8,320	Series ROCS-RR-II-R-10266, Rev., VRDO, BHAC-CR, MBIA, LIQ: Citigroup Financial Products, 1.040%, 03/05/09	8,320
11,265	Series ROCS-RR-II-R-11645, Class R, Rev., VRDO, FSA, LIQ: Citibank N.A., 1.750%, 03/05/09 (e)	11,265
1,600	Subseries B-3, Rev., VRDO, LOC: Lloyds TSB Bank plc, 0.350%, 03/02/09	1,600
10,000	Subseries D-1, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.550%, 03/02/09	10,000
	Nassau County,
14,000	Series A, GO, VRDO, LOC: Bank of America N.A., 0.550%, 03/02/09	14,000
10,000	Series B, GO, VRDO, LOC: Bank of America N.A., 0.550%, 03/02/09	10,000
	Nassau County Interim Finance Authority, Sales Tax Secured,
10,000	Series A, Rev., VRDO, 0.400%, 03/04/09	10,000
10,000	Series B, Rev., VRDO, 0.500%, 03/04/09	10,000
24,800	Series C, Rev., 1.270%, 03/04/09	24,800
15,000	Series E, Rev., 1.850%, 03/04/09	15,000
	New York City,
3,800	Series F-5, GO, VRDO, LOC: Bayerische Landesbank, 0.510%, 03/02/09	3,800
7,400	Subseries A-2, GO, VRDO, LOC: Bank of America N.A., 0.620%, 03/02/09	7,400
16,500	Subseries A-3, GO, VRDO, LOC: BNP Paribas, 0.510%, 03/02/09	16,500
6,800	Subseries A-4, GO, VRDO, LOC: Bank of Nova Scotia, 0.550%, 03/02/09	6,800
5,400	Subseries A-6, GO, VRDO, LOC: Helaba, 0.400%, 03/04/09	5,400
7,550	Subseries A-6, GO, VRDO, LOC: Landesbank Baden-Wuerttemberg, 0.520%, 03/02/09	7,550
3,550	Subseries C-2, GO, VRDO, LOC: Bayerische Landesbank, 0.510%, 03/04/09	3,550
22,800	Subseries C-3, GO, VRDO, LOC: BNP Paribas, 0.400%, 03/04/09	22,800
15,750	Subseries C-4, GO, VRDO, LOC: BNP Paribas, 0.480%, 03/04/09	15,750
795	Subseries C-5, GO, VRDO, LOC: Bank of New York, 0.480%, 03/04/09	795
17,550	Subseries D-3, GO, VRDO, 0.450%, 03/02/09	17,550
2,000	Subseries F-3, GO, VRDO, LOC: Royal Bank of Scotland, 0.580%, 03/02/09	2,000
4,000	Subseries G-2, GO, VRDO, LOC: Bank of Nova Scotia, 0.550%, 03/04/09	4,000
11,530	Subseries H-2, GO, VRDO, LOC: Bank of New York, 0.480%, 03/04/09	11,530
3,145	Subseries H-2, GO, VRDO, LOC: Bank of Nova Scotia, 0.550%, 03/04/09	3,145
17,915	Subseries H-3, GO, VRDO, LOC: Bank of New York, 0.400%, 03/04/09	17,915
1,300	Subseries H-6, Class H, GO, MBIA, 1.520%, 03/04/09	1,300
6,530	Subseries J-10, GO, VRDO, 0.400%, 03/02/09	6,530
8,750	Subseries J-11, GO, VRDO, 0.500%, 03/02/09	8,750
	New York City Capital Resources Corp., Loan Enhanced Assistance,
2,125	Series B, Rev., VRDO, LOC: Bank of America N.A., 0.530%, 03/05/09	2,125

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   15

JPMorgan New York Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	New York — Continued
6,000	Series B-1, Rev., VRDO, LOC: Bank of America N.A., 0.530%, 03/05/09	6,000
11,400	New York City Health & Hospital Corp., Health Systems, Series B, Rev., VRDO, LOC: TD Bank N.A., 0.350%, 03/02/09	11,400
6,900	New York City Housing Development Corp., Multi-Family Housing, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.550%, 03/04/09	6,900
3,400	New York City Housing Development Corp., Multi-Family Housing, 100 Jane Street Development, Series A, Rev., VRDO, AMT, FNMA, LIQ: FNMA, 0.600%, 03/04/09	3,400
4,715	New York City Housing Development Corp., Multi-Family Housing, 1405 Fifth Avenue Apartments, Series A, Rev., VRDO, LOC: Citibank N.A., 0.800%, 03/02/09	4,715
10,000	New York City Housing Development Corp., Multi-Family Housing, 2 Gold Street, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.480%, 03/04/09	10,000
5,000	New York City Housing Development Corp., Multi-Family Housing, 201 Pearl Street Development, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.480%, 03/02/09	5,000
8,500	New York City Housing Development Corp., Multi-Family Housing, 245 East 124th Street, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.450%, 03/02/09	8,500
1,900	New York City Housing Development Corp., Multi-Family Housing, 55 Pierrepont Development, Series A, Rev., VRDO, LOC: Allied Irish Bank plc, 0.500%, 03/02/09	1,900
17,000	New York City Housing Development Corp., Multi-Family Housing, 90 Washington Street, Series A, Rev., VRDO, 0.450%, 03/02/09	17,000
2,970	New York City Housing Development Corp., Multi-Family Housing, Brittany Development, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.550%, 03/04/09	2,970
3,500	New York City Housing Development Corp., Multi-Family Housing, Brookhaven Apartments, Series A, Rev., VRDO, LOC: Citibank N.A., 0.670%, 03/02/09	3,500
15,000	New York City Housing Development Corp., Multi-Family Housing, Bruckner, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.650%, 03/02/09	15,000
5,700	New York City Housing Development Corp., Multi-Family Housing, Carnegie Park, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.430%, 03/04/09	5,700
3,200	New York City Housing Development Corp., Multi-Family Housing, Columbus Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.400%, 03/02/09	3,200
11,100	New York City Housing Development Corp., Multi-Family Housing, Grace Towers Development, Series A, Rev., VRDO, LOC: Citibank N.A., 0.670%, 03/02/09	11,100
13,600	New York City Housing Development Corp., Multi-Family Housing, Highbridge Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.800%, 03/02/09	13,600
200	New York City Housing Development Corp., Multi-Family Housing, Lyric Development, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.550%, 03/04/09	200
3,285	New York City Housing Development Corp., Multi-Family Housing, Marseilles Apartments, Series A, Rev., VRDO, LOC: Citibank N.A., 0.500%, 03/02/09	3,285
4,760	New York City Housing Development Corp., Multi-Family Housing, Ogden Ave. Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.800%, 03/02/09	4,760
2,215	New York City Housing Development Corp., Multi-Family Housing, Parkview Apartments, Series A, Rev., VRDO, LOC: Citibank N.A., 0.660%, 03/02/09	2,215
10,500	New York City Housing Development Corp., Multi-Family Housing, Royal Properties, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.400%, 03/04/09	10,500
5,000	New York City Housing Development Corp., Multi-Family Housing, Susan’s Court, Series A, Rev., VRDO, LOC: Citibank N.A., 0.650%, 03/02/09	5,000
8,750	New York City Housing Development Corp., Multi-Family Housing, The Dorado Apartments, Series A, Rev., VRDO, LOC: Citibank N.A., 0.650%, 03/02/09	8,750
8,485	New York City Housing Development Corp., Multi-Family Housing, Thessalonica Court, Series A, Rev., VRDO, LOC: Citibank N.A., 0.670%, 03/02/09	8,485
300	New York City Housing Development Corp., Multi-Family Housing, Tribeca Tower, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.700%, 03/04/09	300

SEE NOTES TO FINANCIAL STATEMENTS.

16   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	New York — Continued
7,500	New York City Housing Development Corp., Multi-Family Housing, Urban Horizons II, Series A, Rev., VRDO, LOC: Citibank N.A., 0.670%, 03/02/09	7,500
3,300	New York City Housing Development Corp., Multi-Family Housing, West 43rd Street Development, Series A, Rev., VRDO, AMT, FNMA, LIQ: FNMA, 0.600%, 03/04/09	3,300
4,470	New York City Housing Development Corp., Multi-Family Housing, West 89th Street Development, Series A, Rev., VRDO, LOC: FNMA, 0.580%, 03/04/09	4,470
2,000	New York City Industrial Development Agency, Abraham Joshua Heschel Project, Rev., VRDO, LOC: Allied Irish Bank plc, 2.000%, 03/05/09	2,000
2,915	New York City Industrial Development Agency, Allen Stevenson School, Rev., VRDO, LOC: Allied Irish Bank plc, 2.000%, 03/02/09	2,915
1,820	New York City Industrial Development Agency, American Society Technion Project, Rev., VRDO, LOC: Allied Irish Bank plc, 0.480%, 03/02/09	1,820
12,500	New York City Industrial Development Agency, Columbia Grammar & Prep School, Rev., VRDO, LOC: Allied Irish Bank plc, 2.000%, 03/02/09	12,500
9,000	New York City Industrial Development Agency, Grace Church School Project, Rev., VRDO, LOC: Wachovia Bank N.A., 0.620%, 03/05/09	9,000
2,900	New York City Industrial Development Agency, Hewitt School Project, Rev., VRDO, LOC: Allied Irish Bank plc, 2.000%, 03/02/09	2,900
45,800	New York City Industrial Development Agency, Liberty Facilities Hanson Office, Rev., VRDO, LOC: ING Bank N.V., 0.600%, 03/05/09	45,800
580	New York City Industrial Development Agency, Municipal Securities Trust Receipts, Series SGA-110, Rev., VRDO, LIQ: Societe Generale, 0.680%, 03/04/09	580
4,600	New York City Industrial Development Agency, New York Congregational Nursing, Series A, Rev., VRDO, LOC: HSBC Bank N.A., 0.540%, 03/02/09	4,600
380	New York City Industrial Development Agency, Plaza Packaging Project, Rev., VRDO, LOC: Bank of New York, 0.900%, 03/05/09	380
8,470	New York City Transitional Finance Authority, Subseries 2-D, Rev., VRDO, LIQ: Lloyds TSB Bank plc, 0.350%, 03/04/09	8,470
17,660	New York City Transitional Finance Authority, Building Aid, EAGLE, Series 2007-0014, Class A, Rev., FSA-CR, FGIC, LIQ: Citibank N.A., 1.090%, 03/05/09	17,660
600	New York City Transitional Finance Authority, Future Tax Secured, Series A-2, Rev., VRDO, 0.510%, 03/04/09	600
4,175	New York City Transitional Finance Authority, New York City Recovery, Series 3, Subseries 3-D, Rev., VRDO, 1.750%, 03/02/09	4,175
1,500	New York City Trust for Cultural Resources, Alvin Ailey Dance Foundation, Rev., VRDO, LOC: Citibank N.A., 0.500%, 03/02/09	1,500
7,900	New York City, EAGLE, Series 2008-0012, Class A, GO, VRDO, MBIA, LIQ: Citigroup Financial Products, 1.230%, 03/02/09	7,900
	New York Liberty Development Corp.,
5,000	Series 1207, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 0.720%, 03/05/09	5,000
8,280	Series 1251, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 0.720%, 03/05/09	8,280
10,485	Series 1451, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 0.660%, 03/05/09	10,485
60,160	Series 2250, Rev., LIQ: Morgan Stanley Municipal Funding, 0.660%, 03/05/09	60,160
9,565	Series 2477, Rev., LIQ: Morgan Stanley Municipal Funding, 0.720%, 03/05/09	9,565
19,080	Series 2613, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 0.660%, 03/05/09	19,080
	New York Local Government Assistance Corp.,
1,050	Series C, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.300%, 03/04/09	1,050
4,100	Series D, Rev., VRDO, LOC: Societe Generale, 0.400%, 03/04/09	4,100
10,550	Series F, Rev., VRDO, LOC: Societe Generale, 0.750%, 03/04/09	10,550
8,400	Series G, Rev., VRDO, LOC: Bank of Nova Scotia, 0.470%, 03/04/09	8,400
120	New York Local Government Assistance Corp., Floating Rate Receipts, Series SG-100, Rev., VRDO, MBIA-IBC, 0.760%, 03/09/09	120
12,240	New York Local Government Assistance Corp., Sub Lien, Series A-5FV, Rev., VRDO, FSA, 1.500%, 03/04/09	12,240
4,675	New York State Dormitory Authority, Series ROCS-RR-II-R-1122, Rev., VRDO, LIQ: Citigroup Financial Products, 0.980%, 03/05/09 (e)	4,675

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   17

JPMorgan New York Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	New York — Continued
	New York State Dormitory Authority, Mental Health Services,
20,000	Subseries D-2B, Rev., VRDO, FSA, 2.750%, 03/05/09	20,000
10,845	Subseries D-2E, Rev., VRDO, 0.530%, 03/05/09	10,845
4,000	Subseries D-2G, Rev., VRDO, 0.530%, 03/05/09	4,000
12,905	Subseries D-2H, Rev., VRDO, 0.530%, 03/05/09	12,905
5,805	New York State Dormitory Authority, Municipal Securities Trust Receipts, Series SGA-132, Rev., VRDO, LIQ: Societe Generale, 0.680%, 03/04/09	5,805
19,125	New York State Dormitory Authority, New York Library, Series A, Rev., VRDO, LOC: TD Bank N.A., 0.350%, 03/02/09	19,125
7,000	New York State Dormitory Authority, Rockefeller University, Series A, Rev., VRDO, 0.300%, 03/02/09	7,000
	New York State Energy Research & Development Authority, Con Edison Co.,
5,100	Subseries C-1, Rev., VRDO, LOC: Citibank N.A., 0.670%, 03/02/09	5,100
575	Subseries C-2, Rev., VRDO, LOC: Citibank N.A., 0.750%, 03/02/09	575
11,100	New York State Environmental Facilities Corp., Series DCL-043, Rev., LIQ: Dexia Bank, 3.500%, 03/05/09 (e)	11,100
	New York State Housing Finance Agency,
41,705	Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.550%, 03/02/09	41,705
2,000	Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.580%, 03/02/09	2,000
6,300	Series E, Rev., VRDO, LOC: BNP Paribas, 0.530%, 03/02/09	6,300
16,100	Series M-1, Rev., LOC: Bank of America N.A., 0.500%, 03/02/09	16,100
700	New York State Housing Finance Agency, 10 Barclay Street, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.480%, 03/02/09	700
26,750	New York State Housing Finance Agency, 10 Liberty, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.400%, 03/02/09	26,750
9,750	New York State Housing Finance Agency, 101 West End, Rev., VRDO, FNMA, LIQ: FNMA, 0.670%, 03/02/09	9,750
10,000	New York State Housing Finance Agency, 125 West 31st Street, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.580%, 03/04/09	10,000
7,500	New York State Housing Finance Agency, 150 East 44th Street, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.670%, 03/02/09	7,500
2,000	New York State Housing Finance Agency, 240 East 39th Street Housing, Rev., VRDO, 0.550%, 03/02/09	2,000
14,400	New York State Housing Finance Agency, 250 West 93rd Street, Series 2005-A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.670%, 03/02/09	14,400
22,500	New York State Housing Finance Agency, 345 East 94th Street Housing, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.670%, 03/04/09	22,500
6,500	New York State Housing Finance Agency, 350 West 43rd Street Housing, Series A, Rev., VRDO,, 0.650%, 03/02/09	6,500
11,050	New York State Housing Finance Agency, 360 West 43rd Street, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.580%, 03/02/09	11,050
400	New York State Housing Finance Agency, 455 West 37th Street Housing, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.650%, 03/02/09	400
2,700	New York State Housing Finance Agency, 70 Battery Place Housing, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.550%, 03/02/09	2,700
4,400	New York State Housing Finance Agency, Bennington Hills Housing, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.580%, 03/02/09	4,400
3,750	New York State Housing Finance Agency, Chelsea ARMS Housing, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.580%, 03/02/09	3,750
1,150	New York State Housing Finance Agency, Helena Housing, Rev., VRDO, FNMA, LIQ: FNMA, 0.700%, 03/02/09	1,150
5,800	New York State Housing Finance Agency, Kew Gardens Hills Housing, Rev., VRDO, FNMA, LIQ: FNMA, 0.600%, 03/02/09	5,800
6,800	New York State Housing Finance Agency, McCarthy Manor Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.700%, 03/02/09	6,800
4,600	New York State Housing Finance Agency, Multi-Family Housing, Second Mortgage, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.550%, 03/02/09	4,600
3,300	New York State Housing Finance Agency, Normandie Court I Project, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 0.470%, 03/02/09	3,300

SEE NOTES TO FINANCIAL STATEMENTS.

18   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	New York — Continued
5,035	New York State Housing Finance Agency, Parkledge Apartments, Series A, Rev., FHLMC, LIQ: FHLMC, 0.400%, 03/02/09	5,035
3,820	New York State Housing Finance Agency, Talleyrand Crescent, Rev., VRDO, FNMA, 0.640%, 03/02/09	3,820
13,500	New York State Housing Finance Agency, Theater Row, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.580%, 03/02/09	13,500
3,400	New York State Housing Finance Agency, Tribeca, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.580%, 03/04/09	3,400
17,185	New York State Housing Finance Agency, Tribeca Green Housing, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 0.550%, 03/02/09	17,185
9,350	New York State Housing Finance Agency, Union Square South Housing, Rev., VRDO, FNMA, LIQ: FNMA, 0.550%, 03/02/09	9,350
5,000	New York State Housing Finance Agency, Victory Housing, Series 2001-A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.630%, 03/02/09	5,000
6,700	New York State Housing Finance Agency, Warren Knolls Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.640%, 03/02/09	6,700
8,800	New York State Housing Finance Agency, West 23rd Street, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.670%, 03/02/09	8,800
4,500	New York State Housing Finance Agency, West 38 Street, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.670%, 03/04/09	4,500
5,700	New York State Housing Finance Agency, West Haverstraw Housing, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.640%, 03/02/09	5,700
5,700	New York State Housing Finance Agency, Worth Street, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.580%, 03/02/09	5,700
	New York State Thruway Authority,
10,275	Series ROCS-RR-II-R-8138, Rev., VRDO, LIQ: Citigroup Global Markets, 0.980%, 03/05/09 (e)	10,275
4,800	Series ROCS-RR-II-R-12199, FSA, LIQ: Citigroup Financial Products, 1.460%, 03/05/09	4,800
4,800	New York State Urban Development Corp., Series ROCS-RR-II-R-10011CE, COP, VRDO, LIQ: Citigroup Financial Products, 1.260%, 03/05/09	4,800
2,685	Oneida County IDA, Rev., VRDO, LOC: NBT Bank N.A., 0.900%, 03/02/09	2,685
6,820	Oneida County IDA, Individual Development, Champion Home, Rev., VRDO, LOC: Credit Suisse, 0.850%, 03/02/09	6,820
1,475	Oneida County IDA, Industrial Development, Oriskany, Rev., VRDO, LOC: NBT Bank N.A., 0.900%, 03/02/09	1,475
4,080	Onondaga County IDA, Albany Molecular Research Project, Rev., VRDO, LOC: Fleet National Bank, 0.780%, 03/02/09	4,080
3,280	Ontario County IDA, Friends of the Finger Lakes, Series A, Rev., VRDO, LOC: Citizens Bank N.A., 1.170%, 03/02/09	3,280
3,700	Rockland County IDA, Jawonio Inc., Project, Rev., VRDO, LOC: TD Banknorth N.A., 0.550%, 03/02/09	3,700
5,670	Suffolk County IDA, Guide Dog Foundation, Inc., Rev., VRDO, LOC: Bank of New York, 0.600%, 03/02/09	5,670
	Triborough Bridge & Tunnel Authority,
155	Series A, Rev., VRDO, 1.750%, 03/02/09	155
13,800	Subseries B-3, Rev., VRDO, 0.620%, 03/02/09	13,800
2,690	Subseries B-4, Rev., VRDO, 0.580%, 03/02/09	2,690
4,000	Trust for Cultural Resources, WNYC Radio, Inc., GO, RAN, LOC: Wachovia Bank N.A., 0.490%, 03/02/09	4,000
500	Westchester County IDA, Bankville Independent Fire Co., Series B, Rev., VRDO, LOC: Bank of New York, 0.650%, 03/02/09	500
4,150	Westchester County IDA, Community Housing Innovations, Inc., Rev., VRDO, LOC: Bank of New York, 0.600%, 03/02/09	4,150
2,430	Westchester County IDA, The Masters School, Rev., VRDO, LOC: Allied Irish Bank, 2.000%, 03/02/09	2,430
3,865	Westchester County IDA, Young Women’s Christian Association, Rev., VRDO, LOC: Bank of New York, 0.600%, 03/02/09	3,865
	Total Weekly Demand Notes (Cost $1,344,425)	1,344,425
	Total Investments — 100.3% (Cost $2,048,629)*	2,048,629
	Liabilities in Excess of Other Assets — (0.3)%	(6,177)
	NET ASSETS — 100.0%	$2,042,452

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   19

JPMorgan Ohio Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Daily Demand Notes — 4.6%
	Ohio — 4.6%
	State of Ohio, Higher Educational Facility Commission, Case Western Reserve University,
400	Series A, Rev., VRDO, 0.350%, 03/02/09	400
200	Series B-2, Rev., VRDO, LOC: Bank of America N.A., 0.550%, 03/02/09	200
1,400	State of Ohio, Higher Educational Facility Commission, Cleveland Clinic, Series B-1, Rev., VRDO, 0.400%, 03/02/09	1,400
400	State of Ohio, Solid Waste, BP Chemical, Inc. Project, Rev., VRDO, 0.500%, 03/02/09	400
100	State of Ohio, Solid Waste, BP Exploration & Oil Project, Rev., VRDO, 0.500%, 03/02/09	100
2,200	State of Ohio, Solid Waste, BP Products North America, Rev., VRDO, 0.500%, 03/02/09	2,200
	Total Daily Demand Notes (Cost $4,700)	4,700
Municipal Bonds — 16.9%
	Ohio — 16.9%
2,550	City of Mason, BAN, GO, 3.000%, 03/12/09	2,550
900	City of Silverton, Building Acquisition, BAN, GO, 2.900%, 04/22/09	901
3,000	Cuyahoga Community College District, Series B, TAN, 2.500%, 07/01/09	3,012
1,000	Fremont City School District, School Construction, GO, 2.750%, 09/23/09	1,004
1,500	Genoa Area Local School District, School Facilities, Construction and Improvements, GO, 3.125%, 09/22/09	1,507
1,520	North Baltimore Local School District, School Improvement, BAN, 3.000%, 12/10/09	1,529
2,100	State of Ohio, Cultural & Sports Capital Facilities, Series B, Rev., 3.500%, 10/01/09	2,126
2,500	Western Reserve Local School District, GO, BAN, 3.000%, 09/30/09	2,511
2,400	Whitehall City School District, GO, BAN, 2.500%, 04/15/09	2,403
	Total Municipal Bonds (Cost $17,543)	17,543
Weekly Demand Notes — 78.2%
	Ohio — 78.2%
5,000	Austin Trust Various States, Series 2008-3310, Rev., VRDO, FSA, LIQ: Bank of America N.A., 1.020%, 03/05/09	5,000
2,940	Cleveland Ohio Airport System, Series C, Rev., VRDO, AMT, LOC: Wachovia Bank N.A., 0.680%, 03/02/09	2,940
700	Columbus Regional Airport Authority, Capital Funding, OASBO Program, Series A, Rev., VRDO, LOC: U.S. Bank N.A., 0.600%, 03/02/09	700
1,155	Columbus Regional Airport Authority, Pooled Financing Program, Series A, Rev., VRDO, LOC: U.S. Bank N.A., 0.600%, 03/02/09	1,155
	Deutsche Bank Spears/Lifers Trust Various States,
415	Series 289, GO, VRDO, FSA, LIQ: Deutsche Bank A.G., 0.640%, 03/02/09	415
120	Series 570, Rev., VRDO, FSA, LIQ: Deutsche Bank A.G., 0.620%, 03/05/09	120
500	Franklin County, Holy Cross Health Systems, Rev., VRDO, 0.500%, 03/02/09	500
5,550	Franklin County, Multi-Family Housing, Ashton Square Apartments Project, Rev., VRDO, FNMA, LIQ: FNMA, 0.800%, 03/05/09	5,550
1,185	Franklin County, U.S. Health Corp., Series B, Rev., VRDO, LOC: U.S. Bank N.A., 0.530%, 03/05/09	1,185
4,005	Lancaster Port Authority, Ohio Gas, Rev., VRDO, 0.570%, 03/02/09	4,005
2,525	Mahoning County, Youngstown State University Project, Rev., VRDO, LOC: National City Bank, 0.650%, 03/02/09	2,525
4,600	Middletown Hospital Facilities, Series MT-239, Rev., VRDO, LIQ: Merrill Lynch Capital Services, LOC: Lloyds TSB Bank plc, 0.680%, 03/02/09	4,600
2,600	Montgomery County, Catholic Health, Series B, Rev., VRDO, 0.610%, 03/02/09	2,600
2,825	Montgomery County, Multi-Family Housing, Cambridge Commons Apartments, Series A, Rev., VRDO, LOC: Federal Home Loan Bank, 0.730%, 03/02/09	2,825
3,800	Ohio Air Quality Development Authority, First Energy, Series A, Rev., VRDO, AMT, LOC: Bank of Nova Scotia, 0.600%, 03/04/09	3,800
250	Ohio Housing Finance Agency, MERLOTS, Series A10, Rev., VRDO, GNMA/FNMA, LIQ: Bank of New York, 0.750%, 03/04/09	250
	Ohio Housing Finance Agency, Residential Mortgage Backed,
915	Series B-1, Rev., VRDO, 0.800%, 03/02/09	915
1,130	Series B2, Rev., VRDO, AMT, 0.600%, 03/02/09	1,130
1,400	Series C, Rev., VRDO, AMT, GNMA COLL, 0.620%, 03/02/09	1,400
2,090	Series F, Rev., VRDO, AMT, GNMA/FNMA/FHLMC, 0.800%, 03/02/09	2,090

SEE NOTES TO FINANCIAL STATEMENTS.

20   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	Ohio — Continued
1,000	Series H, Rev., VRDO, AMT, GNMA/FNMA, 0.750%, 03/02/09	1,000
	Ohio Housing Finance Agency, Residential Mortgage Backed Securities,
140	Series B, Rev., VRDO, AMT, 0.750%, 03/02/09	140
500	Series E, Rev., VRDO, AMT, GNMA/FNMA/FHLMC, 0.620%, 03/02/09	500
	Ohio State Water Development Authority,
2,080	Series 1118, Rev., VRDO, LIQ: Rabobank Nederland, 0.660%, 03/05/09 (e)	2,080
2,500	Series DCL 046, Rev., VRDO, LIQ: Dexia Credit Local, 3.500%, 03/05/09	2,500
	Ohio State Water Development Authority, Pollution Control, First Energy Nuclear Project,
1,650	Series A, Rev., VRDO, AMT, LOC: Bank of Nova Scotia, 0.700%, 03/04/09	1,650
5,000	Series C, Rev., VRDO, LOC: Wachovia Bank N.A., 0.680%, 03/02/09	5,000
	Ohio State Water Development Authority, Pollution Control, First Energy Project,
3,040	Series A, Rev., VRDO, AMT, LOC: Barclays Bank plc, 0.600%, 03/05/09	3,040
2,000	Series B, Rev., VRDO, LOC: Barclays Bank plc, 0.500%, 03/04/09	2,000
3,850	Paulding County, Solid Waste, Lafarge Corp. Project, Rev., VRDO, LOC: Bayerische Landesbank, 0.770%, 03/02/09	3,850
1,000	Puttable Floating Option Tax-Exempt Receipts, Series MT-513, Rev., VRDO, LIQ: Merrill Lynch International Bank Ltd., 1.250%, 03/02/09	1,000
2,700	State of Ohio, Higher Educational Facility Commission, Case Western Reserve University, Series A, Rev., VRDO, 0.450%, 03/04/09	2,700
2,100	State of Ohio, Higher Educational Facility Commission, EAGLE, Series 2007-41, Class A, Rev., VRDO, BHAC-CR, AMBAC-TCRS, Bank of New York, LIQ: Citibank N.A., 0.740%, 03/05/09	2,100
2,165	Student Loan Funding Corp., Series A-2, Rev., VRDO, LIQ: Citibank N.A., 2.770%, 03/02/09 (e)	2,165
1,000	Summit County IDA, VMS Development Project, Series A-2, Rev., VRDO, LOC: National City Bank, 1.100%, 03/05/09	1,000
4,000	Toledo-Lucas County Port Authority, Burlington Air Express, Inc., Rev., VRDO, LOC: Royal Bank of Scotland, 1.300%, 03/05/09	4,000
2,600	University of Cincinnati, General Receipts, Series F, Rev., VRDO, LOC: Bayerische Landesbank, 0.600%, 03/05/09	2,600
2	Warren County Health Care Facilities Revenue, Improvement, Otterbein Homes, Series B, Rev., VRDO, LOC: Fifth Third Bank, 1.750%, 03/05/09	2
	Total Weekly Demand Notes (Cost $81,032)	81,032
	Total Investments — 99.7% (Cost $103,275)*	103,275
	Other Assets in Excess of Liabilities — 0.3%	312
	NET ASSETS — 100.0%	$103,587

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   21

JPMorgan Money Market Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009

AMBAC —	American Municipal Bond Assurance Corp.

AMT —	Alternative Minimum Tax

BAN —	Bond Anticipation Note

BHAC —	Berkshire Hathaway Assurance Corp.

COLL —	Collateral

COP —	Certificates of Participation

CR —	Custodial Receipts

EAGLE —	Earnings of accrual generated on local tax-exempt securities

EDC —	Economic Development Corporation

FGIC —	Financial Guaranty Insurance Co.

FHLMC —	Federal Home Loan Mortgage Corporation

FNMA —	Federal National Mortgage Association

FSA —	Financial Security Assurance, Inc.

GNMA —	Government National Mortgage Association

GO —	General Obligation

IBC —	Insured Bond Certificates

IDA —	Industrial Development Authority

IDR —	Industrial Development Revenue

LIQ —	Liquidity Agreement

LOC —	Letter of Credit

MBIA —	Municipal Bond Insurance Association Corp.

MERLOTS —	Municipal Exempt Receipts Liquidity Optional Tender

Q-SBLF —	Qualified School Board Loan Fund

RAN —	Revenue Anticipation Note

RE—	Reinsured

Rev.—	Revenue Bond

TAN —	Tax Anticipation Note

TCRS —	Transferable Custodial Receipts

TRAN—	Tax & Revenue Anticipation Note

VAR—	Variable Rate Security. The interest rate shown is the rate as of February 28, 2009.

VRDO —	Variable Rate Demand Obligation. The interest rate shown is the rate in effect as of February 28, 2009.

*—	The cost of securities is substantially the same for federal income tax purposes.

(e)—	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(i)—	Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

(m)—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements and forward foreign currency contracts.

(n)—	The rate shown is the effective yield at the date of purchase.

(p)—	Security is prerefunded or escrowed to maturity.

(t)—	The date shown represents the earliest of the next reset date, next call date, prerefunded date, next put date or final maturity date.

(w)—	When-issued security.

SEE NOTES TO FINANCIAL STATEMENTS.

22   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

STATEMENTS OF ASSETS AND LIABILITIES
AS OF FEBRUARY 28, 2009

(Amounts in thousands, except per share amounts)

	California Municipal Money Market Fund	Michigan Municipal Money Market Fund	New York Municipal Money Market Fund	Ohio Municipal Money Market Fund
ASSETS:
Investments in non-affiliates, at value	$1,022,537	$107,306	$2,048,629	$103,275
Cash	—	16	5	80
Receivables:
Interest and dividends	2,650	325	7,277	322
Prepaid insurance and other assets	78	9	150	8
Total Assets	1,025,265	107,656	2,056,061	103,685

LIABILITIES:
Payables:
Due to custodian	3	—	—	—
Dividends	9	3	63	2
Investment securities purchased	—	—	12,345	—
Accrued liabilities:
Investment advisory fees	64	7	128	6
Administration fees	54	5	106	5
Shareholder servicing fees	202	20	487	21
Distribution fees	162	7	280	15
Custodian and accounting fees	—	3	10	4
Trustees’ and Chief Compliance Officer’s fees	3	—	45	—	(a)
Other	97	46	145	45
Total Liabilities	594	91	13,609	98
Net Assets	$1,024,671	$107,565	$2,042,452	$103,587

NET ASSETS:
Paid in capital	$1,024,184	$107,504	$2,041,056	$103,448
Accumulated undistributed (distributions in excess of) net investment income	392	61	1,237	54
Accumulated net realized gains (losses)	95	—	159	85
Total Net Assets	$1,024,671	$107,565	$2,042,452	$103,587

Net Assets:
Morgan	$406,431	$26,507	$1,283,154	$44,250
Premier	—	58,008	—	805
Reserve	—	23,050	507,425	58,532
E*Trade	618,240	—	251,873	—
Total	$1,024,671	$107,565	$2,042,452	$103,587

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Morgan	406,380	26,492	1,282,070	44,186
Premier	—	57,969	—	805
Reserve	—	23,054	507,349	58,435
E*Trade	617,816	—	251,715	—
Net asset value offering and redemption price per share (all shares)	$1.00	$1.00	$1.00	$1.00

Cost of investments in non-affiliates	$1,022,537	$107,306	$2,048,629	$103,275

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   23

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED FEBRUARY 28, 2009

(Amounts in thousands)

	California Municipal Money Market Fund	Michigan Municipal Money Market Fund		New York Municipal Money Market Fund	Ohio Municipal Money Market Fund
INVESTMENT INCOME:
Interest income	$19,426	$2,830		$40,162	$2,282

EXPENSES:
Investment advisory fees	844	110		1,755	92
Administration fees	710	93		1,477	78
Distribution fees:
Morgan	314	41		1,402	44
Reserve	—	64		1,239	173
E*Trade	4,445	—		1,776	—
Shareholder servicing fees:
Morgan	1,100	144		4,908	152
Premier	—	211		—	9
Reserve	—	76		1,486	207
E*Trade	2,222	—		888	—
Custodian and accounting fees	36	27		71	23
Interest expense to affiliates	2	—	(a)	1	—	(a)
Professional fees	60	52		83	51
Trustees’ and Chief Compliance Officer’s fees	11	2		24	1
Printing and mailing costs	107	6		75	5
Registration and filing fees	29	22		33	10
Transfer agent fees	26	17		170	19
Insurance expense (See Note 7)	204	24		394	21
Other	11	2		25	4
Total expenses	10,121	891		15,807	889
Less amounts waived	(1,203)	(129)		(813)	(113)
Less earnings credits	(1)	—	(a)	(4)	—	(a)
Less expense reimbursements for legal matters	—	—	(a)	—	—	(a)
Net expenses	8,917	762		14,990	776
Net investment income (loss)	10,509	2,068		25,172	1,506

REALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	94	32		159	84
Change in net assets resulting from operations	$10,603	$2,100		$25,331	$1,590

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

24   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	California Municipal Money Market Fund		Michigan Municipal Money Market Fund
	Year Ended 2/28/2009	Year Ended 2/29/2008	Year Ended 2/28/2009	Year Ended 2/29/2008
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$10,509	$27,626	$2,068	$5,359
Net realized gain (loss)	94	301	32	13
Change in net assets resulting from operations	10,603	27,927	2,100	5,372

DISTRIBUTIONS TO SHAREHOLDERS:
Morgan
From net investment income	(3,658)	(4,126)	(610)	(1,231)
Premier
From net investment income	—	—	(1,136)	(3,520)
Reserve
From net investment income	—	—	(322)	(608)
E*Trade
From net investment income	(6,851)	(23,500)	—	—
Total distributions to shareholders	(10,509)	(27,626)	(2,068)	(5,359)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	28,927	(44,536)	(24,772)	(135,253)

NET ASSETS:
Change in net assets	29,021	(44,235)	(24,740)	(135,240)
Beginning of period	995,650	1,039,885	132,305	267,545
End of period	$1,024,671	$995,650	$107,565	$132,305
Accumulated undistributed (distributions in excess of) net investment income	$392	$392	$61	$29

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   25

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	New York Municipal Money Market Fund		Ohio Municipal Money Market Fund
	Year Ended 2/28/2009	Year Ended 2/29/2008	Year Ended 2/28/2009	Year Ended 2/29/2008
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$25,172	$56,159	$1,506	$3,159
Net realized gain (loss)	159	418	84	8
Change in net assets resulting from operations	25,331	56,577	1,590	3,167

DISTRIBUTIONS TO SHAREHOLDERS:
Morgan
From net investment income	(17,029)	(34,435)	(589)	(784)
From net realized gains	—	—	—	— (a)
Premier
From net investment income	—	—	(38)	(603)
From net realized gains	—	—	—	— (a)
Reserve
From net investment income	(5,483)	(11,383)	(879)	(1,782)
From net realized gains	—	—	—	(1)
E*Trade
From net investment income	(2,652)	(10,349)	—	—
Total distributions to shareholders	(25,164)	(56,167)	(1,506)	(3,170)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	96,615	116,929	22,484	(55,238)

NET ASSETS:
Change in net assets	96,782	117,339	22,568	(55,241)
Beginning of period	1,945,670	1,828,331	81,019	136,260
End of period	$2,042,452	$1,945,670	$103,587	$81,019
Accumulated undistributed (distributions in excess of) net investment income	$1,237	$1,229	$54	$54

(a)Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

26   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

	California Municipal Money Market Fund		Michigan Municipal Money Market Fund
	Year Ended 2/28/2009	Year Ended 2/29/2008	Year Ended 2/28/2009	Year Ended 2/29/2008
CAPITAL TRANSACTIONS:
Morgan
Proceeds from shares issued	$1,466,486	$845,515	$103,306	$114,049
Dividends and distributions reinvested	2,419	1,796	563	1,218
Cost of shares redeemed	(1,245,506)	(755,395)	(115,044)	(138,542)
Change in net assets from Morgan capital transactions	$223,399	$91,916	$(11,175)	$(23,275)
Premier
Proceeds from shares issued	$—	$—	$85,501	$207,013
Dividends and distributions reinvested	—	—	1,055	2,000
Cost of shares redeemed	—	—	(100,323)	(314,960)
Change in net assets from Premier capital transactions	$—	$—	$(13,767)	$(105,947)
Reserve
Proceeds from shares issued	$—	$—	$119,170	$113,660
Dividends and distributions reinvested	—	—	322	608
Cost of shares redeemed	—	—	(119,322)	(120,299)
Change in net assets from Reserve capital transactions	$—	$—	$170	$(6,031)
E*Trade
Proceeds from shares issued	$365,804	$507,508	$—	$—
Dividends and distributions reinvested	6,851	23,500	—	—
Cost of shares redeemed	(567,127)	(667,460)	—	—
Change in net assets from E*Trade capital transactions	$(194,472)	$(136,452)	$—	$—

Total change in net assets from capital transactions	$28,927	$(44,536)	$(24,772)	$(135,253)

SHARE TRANSACTIONS:
Morgan
Issued	1,466,486	845,515	103,306	114,049
Reinvested	2,419	1,796	563	1,218
Redeemed	(1,245,506)	(755,395)	(115,044)	(138,542)
Change in Morgan Shares	223,399	91,916	(11,175)	(23,275)
Premier
Issued	—	—	85,501	207,013
Reinvested	—	—	1,055	2,000
Redeemed	—	—	(100,323)	(314,960)
Change in Premier Shares	—	—	(13,767)	(105,947)
Reserve
Issued	—	—	119,170	113,660
Reinvested	—	—	322	608
Redeemed	—	—	(119,322)	(120,299)
Change in Reserve Shares	—	—	170	(6,031)
E*Trade
Issued	365,804	507,508	—	—
Reinvested	6,851	23,500	—	—
Redeemed	(567,127)	(667,460)	—	—
Change in E*Trade Shares	(194,472)	(136,452)	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   27

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	New York Municipal Money Market Fund		Ohio Municipal Money Market Fund
	Year Ended 2/28/2009	Year Ended 2/29/2008	Year Ended 2/28/2009	Year Ended 2/29/2008
CAPITAL TRANSACTIONS:
Morgan
Proceeds from shares issued	$4,984,441	$4,641,354	$106,319	$71,655
Dividends and distributions reinvested	15,352	29,817	558	782
Cost of shares redeemed	(4,930,893)	(4,661,282)	(88,304)	(80,236)
Change in net assets from Morgan capital transactions	$68,900	$9,889	$18,573	$(7,799)
Premier
Proceeds from shares issued	$—	$—	$77,991	$70,350
Dividends and distributions reinvested	—	—	14	113
Cost of shares redeemed	—	—	(77,830)	(102,823)
Change in net assets from Premier capital transactions	$—	$—	$175	$(32,360)
Reserve
Proceeds from shares issued	$93,718,939	$95,423,503	$175,713	$217,306
Dividends and distributions reinvested	1,146	767	879	1,783
Cost of shares redeemed	(93,623,292)	(95,208,394)	(172,856)	(234,168)
Change in net assets from Reserve capital transactions	$96,793	$215,876	$3,736	$(15,079)
E*Trade
Proceeds from shares issued	$194,164	$326,590	$—	$—
Dividends and distributions reinvested	2,652	10,349	—	—
Cost of shares redeemed	(265,894)	(445,775)	—	—
Change in net assets from E*Trade capital transactions	$(69,078)	$(108,836)	$—	$—

Total change in net assets from capital transactions	$96,615	$116,929	$22,484	$(55,238)

SHARE TRANSACTIONS:
Morgan
Issued	4,984,353	4,641,354	106,314	71,649
Reinvested	15,352	29,817	558	782
Redeemed	(4,930,893)	(4,661,282)	(88,297)	(80,236)
Change in Morgan Shares	68,812	9,889	18,575	(7,805)
Premier
Issued	—	—	77,991	70,350
Reinvested	—	—	14	113
Redeemed	—	—	(77,825)	(102,800)
Change in Premier Shares	—	—	180	(32,337)
Reserve
Issued	93,718,940	95,423,503	175,703	217,289
Reinvested	1,146	767	879	1,783
Redeemed	(93,623,183)	(95,208,394)	(172,853)	(234,168)
Change in Reserve Shares	96,903	215,876	3,729	(15,096)
E*Trade
Issued	194,142	326,590	—	—
Reinvested	2,652	10,349	—	—
Redeemed	(265,894)	(445,775)	—	—
Change in E*Trade Shares	(69,100)	(108,836)	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

28   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

THIS PAGE IS INTENTIONALLY LEFT BLANK

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   29

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income
California Municipal Money Market Fund
Morgan
Year Ended February 28, 2009	$1.00	$0.01		$—	(f)	$0.01		$(0.01)
Year Ended February 29, 2008	1.00	0.03		—	(f)	0.03		(0.03)
Year Ended February 28, 2007	1.00	0.03		—	(f)	0.03		(0.03)
September 1, 2005 through February 28, 2006 (d)	1.00	0.01		—	(f)	0.01		(0.01)
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)
Year Ended August 31, 2004	1.00	0.01		—		0.01		(0.01)

E*Trade
Year Ended February 28, 2009	1.00	0.01		—	(f)	0.01		(0.01)
Year Ended February 29, 2008	1.00	0.02		—	(f)	0.02		(0.02)
Year Ended February 28, 2007	1.00	0.03		—	(f)	0.03		(0.03)
January 17, 2006 (e) through February 28, 2006 (d)	1.00	—	(f)	—	(f)	—	(f)	— (f)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(d)	The Fund changed its fiscal year from August 31 to the last day of February.

(e)	Commencement of offering of class of shares.

(f)	Amount rounds to less than $0.01.

(g)	Includes insurance expense of 0.02%. (See Note 7)

SEE NOTES TO FINANCIAL STATEMENTS.

30   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets end of period (000’s)	Net expenses (c)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits

$1.00	1.28%	$406,431	0.57	%(g)	1.16%	0.65%
1.00	2.96	183,015	0.55		2.83	0.64
1.00	2.99	91,046	0.55		2.96	0.65
1.00	1.16	45,020	0.55		2.28	0.68
1.00	1.47	217,166	0.55		1.49	0.70
1.00	0.51	154,326	0.55		0.51	0.80

1.00	0.89	618,240	0.96	(g)	0.92	1.09
1.00	2.50	812,635	1.00		2.49	1.09
1.00	2.53	948,839	1.00		2.53	1.09
1.00	0.25	70,216	1.00		2.10	1.24

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   31

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income
Michigan Municipal Money Market Fund
Morgan
Year Ended February 28, 2009	$1.00	$0.01		$—	(g)	$0.01		$(0.01)
Year Ended February 29, 2008	1.00	0.03		—	(g)	0.03		(0.03)
Year Ended February 28, 2007	1.00	0.03		—	(g)	0.03		(0.03)
July 1, 2005 through February 28, 2006 (e)	1.00	0.01		—	(g)	0.01		(0.01)
February 19, 2005 (f) through June 30, 2005	1.00	0.01		—		0.01		(0.01)

Premier
Year Ended February 28, 2009	1.00	0.02		—	(g)	0.02		(0.02)
Year Ended February 29, 2008	1.00	0.03		—	(g)	0.03		(0.03)
Year Ended February 28, 2007	1.00	0.03		—	(g)	0.03		(0.03)
July 1, 2005 through February 28, 2006 (e)	1.00	0.02		—	(g)	0.02		(0.02)
Year Ended June 30, 2005	1.00	0.01		—		0.01		(0.01)
Year Ended June 30, 2004	1.00	0.01		—		0.01		(0.01)

Reserve (d)
Year Ended February 28, 2009	1.00	0.01		—	(g)	0.01		(0.01)
Year Ended February 29, 2008	1.00	0.03		—	(g)	0.03		(0.03)
Year Ended February 28, 2007	1.00	0.03		—	(g)	0.03		(0.03)
July 1, 2005 through February 28, 2006 (e)	1.00	0.01		—	(g)	0.01		(0.01)
Year Ended June 30, 2005	1.00	0.01		—		0.01		(0.01)
Year Ended June 30, 2004	1.00	—	(g)	—		—	(g)	— (g)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(d)	Effective February 19, 2005, Class A was renamed Reserve.

(e)	The Fund changed its fiscal year from June 30 to the last day of February.

(f)	Commencement of offering of class of shares.

(g)	Amount rounds to less than $0.01.

(h)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.1% on total return.

(i)	Includes insurance expense of 0.01% for Morgan Class and 0.02% for Premier and Reserve Class. (See Note 7)

SEE NOTES TO FINANCIAL STATEMENTS.

32   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets end of period (000’s)	Net expenses (c)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits

$ 1.00	1.44%		$26,507	0.60	%(i)	1.48%	0.71%
1.00	3.00	(h)	37,673	0.59		3.00	0.71
1.00	3.02		60,944	0.59		3.00	0.67
1.00	1.47		31,580	0.59		2.27	0.69
1.00	0.64		7,803	0.59		1.81	0.70

1.00	1.58		58,008	0.47	(i)	1.61	0.56
1.00	3.14	(h)	71,758	0.45		3.17	0.55
1.00	3.17		177,698	0.45		3.13	0.52
1.00	1.57		135,695	0.45		2.34	0.54
1.00	1.32		141,695	0.47		1.37	0.56
1.00	0.56		112,753	0.47		0.56	0.55

1.00	1.33		23,050	0.72	(i)	1.26	0.81
1.00	2.88	(h)	22,874	0.70		2.84	0.81
1.00	2.91		28,903	0.70		2.89	0.78
1.00	1.40		19,135	0.70		2.06	0.79
1.00	1.14		41,308	0.72		1.10	0.81
1.00	0.31		53,414	0.73		0.31	0.81

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   33

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income
New York Municipal Money Market Fund
Morgan
Year Ended February 28, 2009	$1.00	$0.01		$—	(f)	$0.01		$(0.01)
Year Ended February 29, 2008	1.00	0.03		—	(f)	0.03		(0.03)
Year Ended February 28, 2007	1.00	0.03		—	(f)	0.03		(0.03)
September 1, 2005 through February 28, 2006 (d)	1.00	0.01		—	(f)	0.01		(0.01)
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)
Year Ended August 31, 2004	1.00	—	(f)	—		—	(f)	— (f)

Reserve
Year Ended February 28, 2009	1.00	0.01		—	(f)	0.01		(0.01)
Year Ended February 29, 2008	1.00	0.03		—	(f)	0.03		(0.03)
Year Ended February 28, 2007	1.00	0.03		—	(f)	0.03		(0.03)
September 1, 2005 through February 28, 2006 (d)	1.00	0.01		—	(f)	0.01		(0.01)
Year Ended August 31, 2005	1.00	0.01		—		0.01		(0.01)
Year Ended August 31, 2004	1.00	—	(f)	—		—	(f)	— (f)

E*Trade
Year Ended February 28, 2009	1.00	0.01		—	(f)	0.01		(0.01)
Year Ended February 29, 2008	1.00	0.03		—	(f)	0.03		(0.03)
Year Ended February 28, 2007	1.00	0.03		—	(f)	0.03		(0.03)
January 17, 2006 (e) through February 28, 2006 (d)	1.00	—	(f)	—	(f)	—	(f)	— (f)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(d)	The Fund changed its fiscal year from August 31 to the last day of February.

(e)	Commencement of offering of class of shares.

(f)	Amount rounds to less than $0.01.

(g)	Includes insurance expense of 0.02%. (See Note 7)

SEE NOTES TO FINANCIAL STATEMENTS.

34   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets end of period (000’s)	Net expenses (c)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits

$ 1.00	1.23%	$1,283,154	0.61	%(g)	1.21%	0.64%
1.00	2.93	1,214,148	0.59		2.89	0.63
1.00	2.97	1,204,017	0.59		2.93	0.65
1.00	1.14	1,097,957	0.59		2.27	0.64
1.00	1.42	1,485,743	0.59		1.40	0.67
1.00	0.48	1,540,274	0.59		0.48	0.70

1.00	1.12	507,425	0.72	(g)	1.10	0.74
1.00	2.81	410,594	0.70		2.79	0.73
1.00	2.86	194,629	0.70		2.82	0.75
1.00	1.09	178,032	0.70		2.19	0.75
1.00	1.27	157,544	0.74		1.26	0.81
1.00	0.28	154,383	0.79		0.28	0.88

1.00	0.86	251,873	0.98	(g)	0.89	1.08
1.00	2.50	320,928	1.00		2.52	1.08
1.00	2.55	429,685	1.00		2.56	1.10
1.00	0.24	82,319	1.00		2.08	1.11

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   35

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income	Net realized gains		Total distributions
Ohio Municipal Money Market Fund
Morgan
Year Ended February 28, 2009	$1.00	$0.01		$—	(h)	$0.01		$(0.01)	$—		$(0.01)
Year Ended February 29, 2008	1.00	0.03	(g)	—	(h)	0.03		(0.03)	—	(h)	(0.03)
Year Ended February 28, 2007	1.00	0.03		—	(h)	0.03		(0.03)	—		(0.03)
July 1, 2005 through February 28, 2006 (e)	1.00	0.01		—	(h)	0.01		(0.01)	—		(0.01)
February 19, 2005 (f) through June 30, 2005	1.00	0.01		—	(h)	0.01		(0.01)	—		(0.01)

Premier
Year Ended February 28, 2009	1.00	0.02		—	(h)	0.02		(0.02)	—		(0.02)
Year Ended February 29, 2008	1.00	0.03	(g)	—	(h)	0.03		(0.03)	—	(h)	(0.03)
Year Ended February 28, 2007	1.00	0.03		—	(h)	0.03		(0.03)	—		(0.03)
July 1, 2005 through February 28, 2006 (e)	1.00	0.02		—	(h)	0.02		(0.02)	—		(0.02)
Year Ended June 30, 2005	1.00	0.01		—	(h)	0.01		(0.01)	—		(0.01)
Year Ended June 30, 2004	1.00	0.01		—		0.01		(0.01)	—		(0.01)

Reserve (d)
Year Ended February 28, 2009	1.00	0.01		—	(h)	0.01		(0.01)	—		(0.01)
Year Ended February 29, 2008	1.00	0.03	(g)	—	(h)	0.03		(0.03)	—	(h)	(0.03)
Year Ended February 28, 2007	1.00	0.03		—	(h)	0.03		(0.03)	—		(0.03)
July 1, 2005 through February 28, 2006 (e)	1.00	0.01		—	(h)	0.01		(0.01)	—		(0.01)
Year Ended June 30, 2005	1.00	0.01		—	(h)	0.01		(0.01)	—		(0.01)
Year Ended June 30, 2004	1.00	—	(h)	—		—	(h)	— (h)	—		— (h)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(d)	Effective February 19, 2005, Class A was renamed Reserve.

(e)	The Fund changed its fiscal year from June 30 to the last day of February.

(f)	Commencement of offering of class of shares.

(g)	Calculated based upon average shares outstanding.

(h)	Amount rounds to less than $0.01.

(i)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

(j)	Includes insurance expense of 0.02%. (See Note 7)

SEE NOTES TO FINANCIAL STATEMENTS.

36   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets end of period (000’s)	Net expenses (c)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits

$ 1.00	1.39%		$44,250	0.61	%(j)	1.35%	0.71%
1.00	2.98	(i)	25,619	0.59		2.94	0.74
1.00	2.99		33,418	0.59		2.95	0.70
1.00	1.46		26,537	0.59		2.34	0.72
1.00	0.63		1,891	0.59		1.80	0.72

1.00	1.53		805	0.47	(j)	1.30	0.56
1.00	3.12	(i)	626	0.45		3.28	0.57
1.00	3.14		32,989	0.45		3.09	0.55
1.00	1.55		38,765	0.45		2.32	0.57
1.00	1.40		44,469	0.46		1.36	0.52
1.00	0.56		46,968	0.47		0.55	0.50

1.00	1.28		58,532	0.72	(j)	1.27	0.81
1.00	2.86	(i)	54,774	0.70		2.82	0.85
1.00	2.88		69,853	0.70		2.84	0.80
1.00	1.38		79,281	0.70		2.09	0.82
1.00	1.14		82,741	0.71		1.17	0.77
1.00	0.30		59,971	0.72		0.30	0.75

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   37

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2009

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 4 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust
California Municipal Money Market Fund	Morgan and E*Trade	JPM I
Michigan Municipal Money Market Fund	Morgan, Premier and Reserve	JPM II
New York Municipal Money Market Fund	Morgan, Reserve and E*Trade	JPM I
Ohio Municipal Money Market Fund	Morgan, Premier and Reserve	JPM II

All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trusts in preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — The Funds have elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. This involves valuing a security at its cost initially and thereafter assuming a constant amortization to maturity of any discounts or premium, regardless of the impact of fluctuating interest rates on the market value of the security. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price each Fund would receive if it sold the security. The market value of securities in the Funds can be expected to vary inversely with changes in prevailing interest rates.

During the period, the Funds adopted Statement of Financial Accounting Standards No. 157 — Fair Value Measurements — (“SFAS 157”). SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 requires disclosure surrounding the various inputs that are used in determining the fair value of the Funds’ investments. These inputs are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used as of February 28, 2009 in valuing the Funds’ assets and liabilities carried at amortized cost which approximates fair value (amounts in thousands):

Valuation Inputs	Investments in Securities	Other Financial Instruments*
California Municipal Money Market Fund
Level 1	$—	$—
Level 2	1,022,537	—
Level 3	—	—
Total	$1,022,537	$—

Michigan Municipal Money Market Fund
Level 1	$—	$—
Level 2	107,306	—
Level 3	—	—
Total	$107,306	$—

38   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

Valuation Inputs	Investments in Securities	Other Financial Instruments*
New York Municipal Money Market Fund
Level 1	$—	$—
Level 2	2,048,629	—
Level 3	—	—
Total	$2,048,629	$—

Ohio Municipal Money Market Fund
Level 1	$—	$—
Level 2	103,275	—
Level 3	—	—
Total	$103,275	$—

*	Other financial instruments may include futures, forwards and swap contracts.

B.  Restricted and Illiquid Securities — The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The following is the value and percentage of net assets of illiquid securities as of February 28, 2009 (amounts in thousands):

	Value	Percentage
New York Municipal Money Market Fund	$13,090	0.6%

C.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts.

Purchases of when-issued or delayed delivery securities may be settled a month or more after the trade date; interest income is not accrued until settlement date. It is the Funds’ policy to reserve assets with a current value at least equal to the amount of their when-issued or delayed delivery purchase commitments.

D.  Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

E.  Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

Financial Accounting Standards Board (the “FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”) establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Funds have recorded no tax liabilities pursuant to the Interpretation. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further interpretation from FASB, new tax laws, regulations and interpretations thereof. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each of the Funds’ federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   39

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2009 (continued)

F.  Dividends and Distributions to Shareholders — Dividends from net investment income are declared daily and paid monthly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
Michigan Municipal Money Market Fund	$—	$32	$(32)

The reclassifications for the Fund relate primarily to distribution reclassifications.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to separate Amended and Restated Investment Advisory Agreements, J.P. Morgan Investment Management Inc. (“JPMIM”) acts as the investment advisor to the California Municipal Money Market Fund and New York Municipal Money Market Fund and JPMorgan Investment Advisors Inc. (“JPMIA”, and together with JPMIM, each an “Advisor”) acts as the investment advisor to the Michigan Municipal Money Market Fund and Ohio Municipal Money Market Fund. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIA is an indirect, wholly-owned subsidiary of JPMorgan. The Advisors supervise the investments of each respective Fund and for such services are paid a fee. Each Advisor’s fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is 0.08%.

The Funds may invest in one or more money market funds advised by the Advisors or their affiliates. The Advisors, Administrator and Shareholder Servicing Agent reimburse to the Funds an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the reimbursement is voluntary.

For the year ended February 28, 2009, the Funds did not invest in any money market funds.

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.10% of the first $100 billion of the average daily net assets of all money market funds in the JPMorgan Fund Complex and 0.05% of the average daily net assets in excess of $100 billion of all such funds. For the year ended February 28, 2009, the annual effective rate was 0.07% of each Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Morgan, Reserve, and E*Trade Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Morgan	Reserve	E*Trade
California Municipal Money Market Fund	0.10%	n/a	0.60%
Michigan Municipal Money Market Fund	0.10	0.25%	n/a
New York Municipal Money Market Fund	0.10	0.25	0.60
Ohio Municipal Money Market Fund	0.10	0.25	n/a

The Distributor waived Distribution fees as outlined in Note 3.F.

40   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

D.  Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Morgan	Premier	Reserve	E*Trade
California Municipal Money Market Fund	0.35%	n/a	n/a	0.30%
Michigan Municipal Money Market Fund	0.35	0.30%	0.30%	n/a
New York Municipal Money Market Fund	0.35	n/a	0.30	0.30
Ohio Municipal Money Market Fund	0.35	0.30	0.30	n/a

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E.  Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F.  Waivers and Reimbursements — The Advisors, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan and insurance expense related to participation in the U.S. Treasury Department’s Temporary Guarantee Program as described in Note 7) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Morgan	Premier	Reserve	E*Trade
California Municipal Money Market Fund	0.55%	n/a	n/a	1.00%
Michigan Municipal Money Market Fund	0.59	0.45%	0.70%	n/a
New York Municipal Money Market Fund	0.59	n/a	0.70	1.00
Ohio Municipal Money Market Fund	0.59	0.45	0.70	n/a

The contractual expense limitation agreements were in effect for the year ended February 28, 2009. The expense limitation percentages in the table above are in place until at least June 30, 2009.

For the year ended February 28, 2009, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Administration	Shareholder Servicing	Total
California Municipal Money Market Fund	$98	$680	$778
Michigan Municipal Money Market Fund	10	119	129
New York Municipal Money Market Fund	—	707	707
Ohio Municipal Money Market Fund	3	110	113

	Voluntary Waivers
	Distribution	Total
California Municipal Money Market Fund	$425	$425
New York Municipal Money Market Fund	106	106

G.  Other — Certain officers of the Trusts are affiliated with the Advisors, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   41

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2009 (continued)

During the year ended February 28, 2009, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisors.

The Funds may use related party broker/dealers. For the year ended February 28, 2009, the Funds did not incur any brokerage commissions with broker/dealers affiliated with the Advisors.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Federal Income Tax Matters

The tax character of distributions paid during the fiscal year ended February 28, 2009 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Net Long Term Capital Gains	Tax Exempt Income	Total Distributions Paid
California Municipal Money Market Fund	$—	$—	$10,509	$10,509
Michigan Municipal Money Market Fund	31	1	2,036	2,068
New York Municipal Money Market Fund	78	—	25,086	25,164
Ohio Municipal Money Market Fund	—	—	1,506	1,506

The tax character of distributions paid during the fiscal year ended February 29, 2008 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Net Long Term Capital Gains	Tax Exempt Income	Total Distributions Paid
California Municipal Money Market Fund	$228	$67	$27,331	$27,626
Michigan Municipal Money Market Fund	12	1	5,346	5,359
New York Municipal Money Market Fund	345	227	55,595	56,167
Ohio Municipal Money Market Fund	8	—	3,162	3,170

At February 28, 2009, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Current Distributable Tax Exempt Income
California Municipal Money Market Fund	$89	$6	$412
Michigan Municipal Money Market Fund	—	—	68
New York Municipal Money Market Fund	146	19	1,372
Ohio Municipal Money Market Fund	84	—	60

For the Funds, the cumulative timing differences primarily consist of distributions payable and Trustee deferred compensation.

5. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 17, 2009.

42   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at February 28, 2009, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

6. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

The Funds invest substantially all of their assets in a diversified portfolio of debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. The California Municipal Money Market Fund, Michigan Municipal Money Market Fund, New York Municipal Money Market Fund and Ohio Municipal Money Market Fund primarily invest in issuers in the States of California, Michigan, New York and Ohio, respectively. An issuer’s ability to meet its obligation may be affected by economic or political developments in a specific state or region. These debt obligations may be insured by private insurers who guarantee the payment of principal and interest in the event of issuer default. These securities generally have features that preserve their eligibility for investment under Rule 2a-7 under the 1940 Act without relying on the ratings or solvency of such bond insurers. The value of these investments may be impacted by changes to bond insurers’ ratings and a Fund’s ability to collect principal and interest, in the event of an issuer’s default, may be limited if the private insurer does not have the wherewithal to satisfy its obligation.

7. U.S. Treasury’s Guarantee Program

The Funds are eligible to participate in the U.S. Treasury Department’s Temporary Guarantee Program for Money Market Funds (the “Program”). Under the Program, the U.S. Treasury Department (the “Treasury”) guarantees to beneficial shareholders that they will receive one dollar (“stable share price”) for each share held in a participating money market fund as of the close of business on September 19, 2008. The guarantee will be triggered if, after the close of business on September 19, 2008, a participating fund’s per share net asset value falls below 99.5% of the stable share price.

Any increase in the number of shares held in a participating fund after the close of business on September 19, 2008, or an investment in another participating fund after that date, will not be guaranteed. If an investor holds less than the number of shares originally held in a participating fund on September 19, 2008, on the date the guarantee is triggered, only the number of shares held on that later date will be covered. In addition, if an investor closes an account where the shares were held on September 19, 2008, or transfers shares from such an account to a new account after that date, the shares will not be covered.

The Funds participated in the Program for the period September 19, 2008 through December 18, 2008, the Program’s initial expiration date. The Treasury extended the Program through April 30, 2009 and again extended the program through September 18, 2009. The Funds continued to participate in the Program through the extended expiration date of April 30, 2009 and will continue to participate in the Program through the extended expiration date of September 18, 2009.

Fees associated with the Program are based on a Fund’s shares outstanding as of September 19, 2008 (“initial shares outstanding”). Each of the Funds participating in the Program paid the Treasury a fee of 0.01% of initial shares outstanding for the period September 19, 2008, through December 18, 2008, and 0.015% of initial shares outstanding for the period December 19, 2008 through April 30, 2009. For the period May 1, 2009 through September 18, 2009, each of the Funds will pay a fee of 0.015% of initial shares outstanding.

Fees are recorded in Insurance expense on the Statements of Operations. This expense is borne by the Funds without regard to any expense limitation currently in effect for the Funds. All shareholders of each Fund will bear this cost without regard to the extent of their coverage under the Program.

8. Legal Matters

Prior to becoming an affiliate of JPMorgan, on June 29, 2004, Banc One Investment Advisors Corporation (“BOIA”), now known as JPMIA, entered into agreements with the SEC and the New York Attorney General (“NYAG”) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which is being distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPM II) in the aggregate amount of approximately $8 million annually over a five-year period commencing September, 2004.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   43

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2009 (continued)

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

The Funds will be reimbursed for all costs associated with these matters to ensure that they incur no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

44   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of JPMorgan Trust I and JPMorgan Trust II and the Shareholders of
JPMorgan Michigan Municipal Money Market Fund, JPMorgan Ohio Municipal Money Market Fund,
JPMorgan California Municipal Money Market Fund and JPMorgan New York Municipal Money Market Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan California Municipal Money Market Fund and JPMorgan New York Municipal Money Market Fund (each a separate fund of JPMorgan Trust I) and JPMorgan Michigan Municipal Money Market Fund and JPMorgan Ohio Municipal Money Market Fund (each a separate fund of JPMorgan Trust II) (hereafter collectively referred to as the “Funds”) at February 28, 2009, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
April 28, 2009

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   45

TRUSTEES
(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	138	None.
John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	138	Director, Cardinal Health, Inc. (CAH) (1994–present); Chairman, Greif, Inc. (GEF) (packaging manufacturer) (2007–present).
Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	138	Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002–present).
Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	138	None.
Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2000–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	138	Director, Center for Deaf and Hard of Hearing (1990–present).
Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	138	Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	138	Trustee, Stratton Mountain School (2001–present)

46   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	138	Trustee, American University in Cairo (1999–present); Trustee, Carleton College (2002–present).
Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	138	Trustee, Morgan Stanley Funds (164 portfolios) (1992–present).
Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988–1999).	138	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	138	None.
Interested Trustees
Frankie D. Hughes** (1952), Trustee of Trust since 2008.	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993–present).	138	None.
Leonard M. Spalding, Jr.*** (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	138
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Catholic Education Foundation (2005–present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except Mr. Reid for whom it is age 78.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (138 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley, Head of Corporate Responsibility for JPMorgan Chase & Co., has served as a member of the Board of Trustees of Northwestern University since 2005. The Funds’ investment adviser is a wholly-owned subsidiary of JPMorgan Chase & Co.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   47

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005), Treasurer and Principal Financial Officer (2008)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, JPMorgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.
Frank J. Nasta (1964), Secretary (2008)
Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J & W Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Michael J. Tansley (1964), Controller (2008)
Vice President, JPMorgan Funds Management, Inc. since July 2008; prior to joining JPMorgan Chase, Mr. Tansley worked for General Electric, as Global eFinance Leader in GE Money from 2004 through 2008 and Vice President and Controller of GE Asset Management from 1998.

Elizabeth A. Davin (1964), Assistant Secretary (2008)*
Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.
John T. Fitzgerald (1975), Assistant Secretary (2008)	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.
Brian L. Duncan (1965), Assistant Treasurer (2008)*
Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007 and Assistant Vice President of Financial Reporting from 2003–2004.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.
Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.
Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

48   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at September 1, 2008, and continued to hold your shares at the end of the reporting period, February 28, 2009.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, September 1, 2008	Ending Account Value, February 28, 2009	Expenses Paid During September 1, 2008 to February 28, 2009*	Annualized Expense Ratio
California Municipal Money Market Fund
Morgan
Actual	$1,000.00	$1,005.50	$2.93	0.59%
Hypothetical	1,000.00	1,021.87	2.96	0.59
E*Trade
Actual	1,000.00	1,003.90	4.52	0.91
Hypothetical	1,000.00	1,020.28	4.56	0.91

Michigan Municipal Money Market Fund
Morgan
Actual	1,000.00	1,006.60	3.13	0.63
Hypothetical	1,000.00	1,021.67	3.16	0.63
Premier
Actual	1,000.00	1,007.30	2.44	0.49
Hypothetical	1,000.00	1,022.36	2.46	0.49
Reserve
Actual	1,000.00	1,006.10	3.68	0.74
Hypothetical	1,000.00	1,021.12	3.71	0.74

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   49

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, September 1, 2008	Ending Account Value, February 28, 2009	Expenses Paid During September 1, 2008 to February 28, 2009*	Annualized Expense Ratio
New York Municipal Money Market Fund
Morgan
Actual	$1,000.00	$1,005.40	$3.13	0.63%
Hypothetical	1,000.00	1,021.67	3.16	0.63
Reserve
Actual	1,000.00	1,004.80	3.63	0.73
Hypothetical	1,000.00	1,021.17	3.66	0.73
E*Trade
Actual	1,000.00	1,003.70	4.77	0.96
Hypothetical	1,000.00	1,020.03	4.81	0.96

Ohio Municipal Money Market Fund
Morgan
Actual	1,000.00	1,006.10	3.08	0.62
Hypothetical	1,000.00	1,021.72	3.11	0.62
Premier
Actual	1,000.00	1,006.80	2.44	0.49
Hypothetical	1,000.00	1,022.36	2.46	0.49
Reserve
Actual	1,000.00	1,005.60	3.68	0.74
Hypothetical	1,000.00	1,021.12	3.71	0.74

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

50   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

TAX LETTER
(Unaudited)

Certain tax information for the Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended February 28, 2009. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2009. The information necessary to complete your income tax returns for the calendar year ending December 31, 2009 will be received under separate cover.

Tax-Exempt Income

The following represents the percentage of distributions paid from net investment income that are exempt from federal income tax for the fiscal year ended February 28, 2009:

Exempt Distributions Paid
California Municipal Money Market Fund	100.00%
Michigan Municipal Money Market Fund	100.00
New York Municipal Money Market Fund	99.66
Ohio Municipal Money Market Fund	100.00

Long Term Capital Gain Designation — 15%

Each Fund hereby designates the following amount as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax return for the fiscal year ended February 28, 2009 (amounts in thousands):

Long-Term Capital Gain Distribution
California Municipal Money Market Fund	$6
Michigan Municipal Money Market Fund	1
New York Municipal Money Market Fund	19

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   51

THIS PAGE IS INTENTIONALLY LEFT BLANK

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2009    All rights reserved. February 2009.    AN-MMKTST-209

Annual Report

J.P. Morgan Money Market Funds

February 28, 2009

JPMorgan Prime Money Market Fund
JPMorgan Liquid Assets Money Market Fund
JPMorgan U.S. Government Money Market Fund
JPMorgan U.S. Treasury Plus Money Market Fund
JPMorgan Federal Money Market Fund
JPMorgan 100% U.S. Treasury Securities Money Market Fund
JPMorgan Tax Free Money Market Fund
JPMorgan Municipal Money Market Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan Prime Money Market Fund	2
JPMorgan Liquid Assets Money Market Fund	3
JPMorgan U.S. Government Money Market Fund	4
JPMorgan U.S. Treasury Plus Money Market Fund	5
JPMorgan Federal Money Market Fund	6
JPMorgan 100% U.S. Treasury Securities Money Market Fund	7
JPMorgan Tax Free Money Market Fund	8
JPMorgan Municipal Money Market Fund	9
Schedules of Portfolio Investments	10
Financial Statements	74
Financial Highlights	96
Notes to Financial Statements	122
Report of Independent Registered Public Accounting Firm	133
Trustees	134
Officers	136
Schedule of Shareholder Expenses	137
Tax Letter	142

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although a Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Fund.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call JPMorgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
MARCH 20, 2009 (Unaudited)

Dear Shareholder:

Just when some may have hoped that the arrival of spring would carry with it the promise of an early economic recovery, daily headlines remind us that we are still experiencing the chill of an extraordinary financial crisis having a significant impact on the real economy. Dismal unemployment reports, continued pressure on housing markets, and declines in gross domestic product presented a number of risks to our economy. Although there were a few modest signs of recovery, we have a long way to go before we emerge from this crisis.

“While it’s difficult to provide much evidence that the financial markets and the economy are stabilizing, some financial stresses that originally triggered this economic slide have abated somewhat.”

The federal government acted boldly to jump start our economy by passing a broad monetary stimulus package, but it is likely that additional measures, including actions to increase the transparency of financial losses and to remove toxic assets from banks’ balance sheets, will be necessary to move closer to recovery. As investor Warren Buffet remarked recently, “We’re in an economic war, and we’ve got to focus all of our resources to win it.”

While it’s difficult to provide much evidence that the financial markets and the economy are stabilizing, some financial stresses that originally triggered this economic slide have abated somewhat. For example, although the stock market is down very sharply from the start of 2009, volatility — while still double its normal levels — is about half as intense as it was three months after the Lehman Brothers collapse. Thanks in part to intensive government intervention, the spread between LIBOR and Treasury rates has narrowed, showing a measure of increased confidence among market participants. There were other signs of improvement in the commercial paper and credit markets.

Government bond buying pushes yields even lower

In an effort to lower long-term interest rates, the Federal Reserve (Fed) announced plans to buy an additional $750 billion in agency mortgage-backed securities, $100 billion in agency debt and, most notably, $300 billion in longer-term U.S. Treasury bonds. In response, the yield on 10-year Treasuries fell to 2.51% from above 3% the day before — the biggest one-day decline since the 1987 stock market crash.

Prior to the Fed’s announcement, U.S. Treasuries had already begun to lose some of their luster, due mainly to rising supply and a modest, yet gathering enthusiasm for non-government fixed income securities. For the year-to-date period ended February 28, 2009, U.S. Treasury bonds lost 3.43%, after gaining 13.74% last year. From December 31, 2008, to February 28, 2009, they underperformed U.S. mortgage-backed securities, which returned 0.77%, and municipal bonds, with a return of 4.21%. As of February 28, the 30-year Treasury bond closed at 3.71%, the 10-year Treasury bond closed at 3.02%, and the 3-year note closed at 1.40%.

Equity indexes continue to tumble

U.S. equities continued their record of substantial declines for the 12-months ended February 28, 2009. Among U.S. benchmarks, the Dow Jones Industrial Average, the S&P 500 Index and NASDAQ Composite Index returned –41%, –43% and –39% for the same period, respectively. According to the Russell Indexes, mid-cap stocks underperformed their small and large-cap stock counterparts (–47%, compared to –44% and –42% for large and small caps, respectively), while value equities fell more than their growth peers across all capitalization categories.

JP Morgan Funds’ participation in the Treasury’s Money Market Fund Guarantee Program*

Throughout the economic crisis, JP Morgan Money Market Funds have remained strong. Although we don’t have specific concerns about the health of our funds, we have decided that it is in the best interests of our fund shareholders, in certain of the funds, to participate in the extension of the U.S. Treasury Department’s Temporary Guarantee Program for Money Market Funds*. For more details on the program and a list of participating funds, please visit www.jpmorganfunds.com.

Despite market volatility, the funds have maintained a stable net asset value (NAV) of $1 and, through our rigorous approach to risk management and credit exposure assessment, we have achieved our goals of preserving capital, maintaining liquidity and providing current income.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence and trust. We look forward to managing your investment needs for years to come. Should you have any questions, please contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
J.P. Morgan Funds

*	The U.S. Treasury Temporary Guarantee Program

–	The U.S. Treasury Temporary Guarantee Program provides a guarantee to participating money market mutual fund shareholders based on the number of shares invested in the fund at the close of business on September 19, 2008.

–	Any increase in the number of shares an investor holds after the close of business on September 19, 2008, will not be guaranteed.

–	If a customer closes his/her account with a fund or broker-dealer, any future investment in the fund will not be guaranteed.

–	If the number of shares an investor holds fluctuates over the period, the investor will be covered for either the number of shares held as of the close of business on September 19, 2008, or the current amount, whichever is less.

–	The Program has been extended through September 18, 2009.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   1

JPMorgan Prime Money Market Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2009 (Unaudited)

FUND FACTS

Objective	Highest possible level of current income while still maintaining liquidity and preserving capital
Primary Investments	High quality, short-term, U.S. dollar-denominated money market instruments
Suggested investment time frame	Short-term
Share classes offered	Morgan, Premier, Agency, Class B, Class C, Institutional Class, Reserve, Cash Management and Capital Shares
Net Assets as of 2/28/2009	$165.9 Billion
Average Maturity	49 days
S&P rating*	AAAm
Moody’s rating*	Aaa
NAIC rating*	Class 1

*	This rating is historical and is based upon the Fund’s credit quality, market price exposure and management.

The S&P and Moody’s ratings are historical and signify that the Fund’s safety is excellent, with superior capacity to maintain a net asset value of $1.00 per share. The National Association of Insurance Commissioners’ (NAIC’s) Class 1 status indicates that the Fund meets certain pricing and quality guidelines.

MATURITY SCHEDULE**

1 day	1.8%
2–7 days	35.7
8–30 days	19.1
31–60 days	12.0
61–90 days	15.7
91–180 days	9.5
181+ days	6.2

7-DAY SEC YIELD (1)

Morgan Shares	0.53%
Premier Shares	0.58
Agency Shares	0.77
Class B Shares	0.06
Class C Shares	0.06
Institutional Class Shares	0.83
Reserve Shares	0.33
Cash Management Shares	0.08
Capital Shares	0.88

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

**	Percentages indicated are based upon total investments as of February 28, 2009.

(1)	The yields for Morgan Shares, Premier Shares, Agency Shares, Class B Shares, Class C Shares, Institutional Class Shares, Reserve Shares, Cash Management Shares and Capital Shares reflect the reimbursements or waivers of certain expenses. Without these subsidies, the yields would have been 0.53%, 0.58%, 0.73%, 0.00%, 0.00%, 0.78%, 0.33%, 0.08% and 0.84% for Morgan Shares, Premier Shares, Agency Shares, Class B Shares, Class C Shares, Institutional Class Shares, Reserve Shares, Cash Management Shares and Capital Shares, respectively.

A list of prior-day portfolio holdings of the JPMorgan Prime Money Market Fund is available upon request. Please contact your JPMorgan representative to obtain further information regarding this facility and information on holdings.

2   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

JPMorgan Liquid Assets Money Market Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2009 (Unaudited)

FUND FACTS

Objective	Seeks current income with liquidity and stability of principal
Primary Investments
High quality, short-term instruments including corporate notes, U.S. government securities, asset-backed securities, repurchase agreements, commercial paper, funding agreements, certificates of deposit, municipal obligations and bank obligations

Suggested investment time frame	Short-term
Share classes offered	Morgan, Premier, Agency, Class B, Class C, Institutional Class, Reserve, Investor, Capital, Service and E*Trade Shares
Net Assets as of 2/28/2009	$13.5 Billion
Average Maturity	52 days
S&P rating	Not Rated
Moody’s rating	Not Rated
NAIC rating	Not Rated

MATURITY SCHEDULE**

1 day	1.5%
2–7 days	32.5
8–30 days	21.6
31–60 days	12.5
61–90 days	14.5
91–180 days	10.6
181+ days	6.8

7-DAY SEC YIELD (1)

Morgan Shares	0.52%
Premier Shares	0.66
Agency Shares	0.85
Class B Shares	0.14
Class C Shares	0.13
Institutional Class Shares	0.91
Reserve Shares	0.41
Investor Shares	0.60
Capital Shares	0.95
Service Shares	0.05
E*Trade Shares	0.10

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

**	Percentages indicated are based upon total investments as of February 28, 2009.

(1)	The yields for Morgan Shares, Premier Shares, Agency Shares, Class B Shares, Class C Shares, Institutional Class Shares, Reserve Shares, Investor Shares, Capital Shares, Service Shares and E*Trade Shares reflect the reimbursements or waivers of certain expenses. Without these subsidies, the yields would have been 0.50%, 0.65%, 0.80%, 0.00%, 0.00%, 0.85%, 0.40%, 0.60%, 0.90%, 0.04% and 0.03% for Morgan Shares, Premier Shares, Agency Shares, Class B Shares, Class C Shares, Institutional Class Shares, Reserve Shares, Investor Shares, Capital Shares, Service Shares and E*Trade Shares, respectively.

A list of prior-day portfolio holdings of the JPMorgan Liquid Assets Money Market Fund is available upon request. Please contact your JPMorgan representative to obtain further information regarding this facility and information on holdings.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   3

JPMorgan U.S. Government Money Market Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2009 (Unaudited)

FUND FACTS

Objective	Seeks high current income with liquidity and stability of principal
Primary Investments	High quality, short-term securities issued or guaranteed by the U.S. government or by U.S. government agencies or instrumentalities and repurchase agreements collateralized by such obligations
Suggested investment time frame	Short-term
Share classes offered	Morgan, Premier, Agency, Institutional Class, Reserve, Capital and Service Shares
Net Assets as of 2/28/2009	$99.8 Billion
Average Maturity	52 days
S&P rating*	AAAm
Moody’s rating*	Aaa
NAIC rating*	Class 1

*	This rating is historical and is based upon the Fund’s credit quality, market price exposure and management.

The S&P and Moody’s ratings are historical and signify that the Fund’s safety is excellent, with superior capacity to maintain a net asset value of $1.00 per share. The National Association of Insurance Commissioners’ (NAIC’s) Class 1 status indicates that the Fund meets certain pricing and quality guidelines.

MATURITY SCHEDULE**

1 day	8.8%
2–7 days	35.6
8–30 days	9.7
31–60 days	13.6
61–90 days	12.3
91–180 days	12.5
181+ days	7.5

7-DAY SEC YIELD (1)

Morgan Shares	0.11%
Premier Shares	0.25
Agency Shares	0.44
Institutional Class Shares	0.50
Reserve Shares	0.01
Capital Shares	0.54
Service Shares	0.00

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

**	Percentages indicated are based upon total investments as of February 28, 2009.

(1)	The yields for Morgan Shares, Premier Shares, Agency Shares, Institutional Class Shares, Reserve Shares, Capital Shares and Service Shares reflect the reimbursements or waivers of certain expenses. Without these subsidies, the yields would have been 0.09%, 0.24%, 0.39%, 0.44%, 0.01%, 0.49% and (0.34)% for Morgan Shares, Premier Shares, Agency Shares, Institutional Class Shares, Reserve Shares, Capital Shares and Service Shares, respectively.

A list of prior-day portfolio holdings of the JPMorgan U.S. Government Money Market Fund is available upon request. Please contact your JPMorgan representative to obtain further information regarding this facility and information on holdings.

4   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

JPMorgan U.S. Treasury Plus Money Market Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2009 (Unaudited)

FUND FACTS

Objective	Seeks current income with liquidity and stability of principal
Primary Investments	Direct obligations of the U.S. Treasury including Treasury bills, bonds, and other obligations issued or guaranteed by the U.S. Treasury and repurchase agreements collateralized by such obligations
Suggested investment time frame	Short-term
Share classes offered	Morgan, Premier, Agency, Class B, Class C, Institutional Class, Reserve and Investor Shares
Net Assets as of 2/28/2009	$21.2 Billion
Average Maturity	53 days
S&P rating*	AAAm
Moody’s rating*	Aaa
NAIC rating*	Approved

*	This rating is historical and is based upon the Fund’s credit quality, market price exposure and management.

The S&P and Moody’s ratings are historical and signify that the Fund’s safety is excellent, with superior capacity to maintain a net asset value of $1.00 per share. The National Association of Insurance Commissioners’ (NAIC’s) Approved status indicates that the Fund meets certain pricing and quality guidelines.

MATURITY SCHEDULE**

1 day	0.0%
2–7 days	52.1
8–30 days	3.5
31–60 days	9.4
61–90 days	8.4
91–180 days	18.2
181+ days	8.4

7-DAY SEC YIELD (1)

Morgan Shares	0.00%
Premier Shares	0.05
Agency Shares	0.24
Class B Shares	0.00
Class C Shares	0.00
Institutional Class Shares	0.30
Reserve Shares	0.00
Investor Shares	0.00

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

**	Percentages indicated are based upon total investments as of February 28, 2009.

(1)	The yields for Morgan Shares, Premier Shares, Agency Shares, Class B Shares, Class C Shares, Institutional Class Shares, Reserve Shares and Investor Shares reflect the reimbursements or waivers of certain expenses. Without these subsidies, the yields would have been (0.09)%, 0.05%, 0.20%, (0.47)%, (0.47)%, 0.25%, (0.20)% and (0.01)% for Morgan Shares, Premier Shares, Agency Shares, Class B Shares, Class C Shares, Institutional Class Shares, Reserve Shares and Investor Shares, respectively.

A list of prior-day portfolio holdings of the JPMorgan U.S. Treasury Plus Money Market Fund is available upon request. Please contact your JPMorgan representative to obtain further information regarding this facility and information on holdings.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   5

JPMorgan Federal Money Market Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2009 (Unaudited)

FUND FACTS

Objective	Current income while still preserving capital and maintaining liquidity
Primary Investments	Direct obligations of the U.S. Treasury including Treasury bills, bonds and notes as well as debt obligations issued or guaranteed by U.S. government agencies or instrumentalities
Suggested investment time frame	Short-term
Share classes offered	Morgan, Premier, Agency, Institutional Class and Reserve Shares
Net Assets as of 2/28/2009	$21.8 Billion
Average Maturity	47 days
S&P rating*	AAAm
Moody’s rating*	Aaa
NAIC rating*	Class 1

*	This rating is historical and is based upon the Fund’s credit quality, market price exposure and management.

The S&P and Moody’s ratings are historical and signify that the Fund’s safety is excellent, with superior capacity to maintain a net asset value of $1.00 per share. The National Association of Insurance Commissioners’ (NAIC’s) Class 1 status indicates that the Fund meets certain pricing and quality guidelines.

MATURITY SCHEDULE**

1 day	17.0%
2–7 days	8.8
8–30 days	30.7
31–60 days	17.3
61–90 days	13.9
91–180 days	7.4
181+ days	4.9

7-DAY SEC YIELD (1)

Morgan Shares	0.05%
Premier Shares	0.19
Agency Shares	0.38
Institutional Class Shares	0.44
Reserve Shares	0.00

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

**	Percentages indicated are based upon total investments as of February 28, 2009.

(1)	The yields for Morgan Shares, Premier Shares, Agency Shares, Institutional Class Shares and Reserve Shares reflect the reimbursements or waivers of certain expenses. Without these subsidies, the yields would have been 0.04%, 0.19%, 0.34%, 0.39% and (0.07)% for Morgan Shares, Premier Shares, Agency Shares, Institutional Class Shares and Reserve Shares, respectively.

A list of prior-day portfolio holdings of the JPMorgan Federal Money Market Fund is available upon request. Please contact your JPMorgan representative to obtain further information regarding this facility and information on holdings.

6   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

JPMorgan 100% U.S. Treasury Securities Money Market Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2009 (Unaudited)

FUND FACTS

Objective	Highest possible level of current income while still maintaining liquidity and providing maximum safety of principal
Primary Investments	Direct obligations of the U.S. Treasury including Treasury bills, bonds and notes
Suggested investment time frame	Short-term
Share classes offered	Morgan, Premier, Agency, Institutional Class, Reserve and Capital Shares
Net Assets as of 2/28/2009	$33.2 Billion
Average Maturity	49 days
S&P rating*	AAAm-G
Moody’s rating*	Aaa
NAIC rating*	Approved

*	This rating is historical and is based upon the Fund’s credit quality, market price exposure and management.

The S&P and Moody’s ratings are historical and signify that the Fund’s safety is excellent, with superior capacity to maintain a net asset value of $1.00 per share. The ‘G’ designation in the S&P rating means that the Fund’s portfolio consists primarily of U.S. Government securities. The National Association of Insurance Commissioners’ (NAIC’s) Approved status indicates that the Fund meets certain pricing and quality guidelines.

MATURITY SCHEDULE**

1 day	0.0%
2–7 days	9.1
8–30 days	36.4
31–60 days	21.4
61–90 days	25.1
91–180 days	2.6
181+ days	5.4

7-DAY SEC YIELD (1)

Morgan Shares	0.00%
Premier Shares	0.00
Agency Shares	0.00
Institutional Class Shares	0.02
Reserve Shares	0.00
Capital Shares	0.06

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

**	Percentages indicated are based upon total investments as of February 28, 2009.

(1)	The yields for Morgan Shares, Premier Shares, Agency Shares, Institutional Class Shares, Reserve Shares and Capital Shares reflect the reimbursements or waivers of certain expenses. Without these subsidies, the yields would have been (0.37)%, (0.23)%, (0.04)%, 0.00%, (0.48)%, and 0.02% for Morgan Shares, Premier Shares, Agency Shares, Institutional Class Shares, Reserve Shares and Capital Shares, respectively.

A list of prior-day portfolio holdings of the JPMorgan 100% U.S. Treasury Securities Money Market Fund is available upon request. Please contact your JPMorgan representative to obtain further information regarding this facility and information on holdings.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   7

JPMorgan Tax Free Money Market Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2009 (Unaudited)

FUND FACTS

Objective	Highest possible level of current income which is excluded from gross income, while preserving capital and maintaining liquidity*
Primary Investments	High quality short-term municipal securities, which provide tax-exempt income
Suggested investment time frame	Short-term
Share classes offered	Morgan, Premier, Agency, Institutional Class and Reserve Shares
Net Assets as of 2/28/2009	$30.0 Billion
Average Maturity	25 days
S&P rating**	AAAm
Moody’s rating**	Aaa
NAIC rating**	Class 1

*	A portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax (AMT), and some investors may be subject to certain state and local taxes.

**	This rating is historical and is based upon the Fund’s credit quality, market price exposure and management.

The S&P and Moody’s ratings are historical and signify that the Fund’s safety is excellent, with superior capacity to maintain a net asset value of $1.00 per share. The National Association of Insurance Commissioners’ (NAIC’s) Class 1 status indicates that the Fund meets certain pricing and quality guidelines.

MATURITY SCHEDULE***

1 day	9.8%
2–7 days	76.7
8–30 days	0.5
31–60 days	1.6
61–90 days	0.6
91–180 days	6.9
181+ days	3.9

7-DAY SEC YIELD (1)

Morgan Shares	0.29%
Premier Shares	0.43
Agency Shares	0.62
Institutional Class Shares	0.68
Reserve Shares	0.18

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

***	Percentages indicated are based upon total investments as of February 28, 2009.

(1)	The yields for Morgan Shares, Premier Shares, Agency Shares, Institutional Class Shares and Reserve Shares reflect the reimbursements or waivers of certain expenses. Without these subsidies, the yields would have been 0.28%, 0.43%, 0.58%, 0.63% and 0.18% for Morgan Shares, Premier Shares, Agency Shares, Institutional Class Shares and Reserve Shares, respectively.

A list of prior-day portfolio holdings of the JPMorgan Tax Free Money Market Fund is available upon request. Please contact your JPMorgan representative to obtain further information regarding this facility and information on holdings.

8   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

JPMorgan Municipal Money Market Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2009 (Unaudited)

FUND FACTS

Objective	Seeks as high a level of current interest income exempt from federal income tax as is consistent with liquidity and stability of principal
Primary Investments	High quality short-term municipal securities, which provide tax-exempt income
Suggested investment time frame	Short-term
Share classes offered	Morgan, Premier, Agency, Institutional Class, Reserve, Service and E*Trade Shares
Net Assets as of 2/28/2009	$2.6 Billion
Average Maturity	26 days
S&P rating	Not Rated
Moody’s rating	Not Rated
NAIC rating	Not Rated

MATURITY SCHEDULE**

1 day	15.3%
2–7 days	69.2
8–30 days	2.0
31–60 days	2.5
61–90 days	2.0
91–180 days	4.4
181+ days	4.6

7-DAY SEC YIELD (1)

Morgan Shares	0.48%
Premier Shares	0.62
Agency Shares	0.82
Institutional Class Shares	0.88
Reserve Shares	0.37
Service Shares	0.03
E*Trade Shares	0.07

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

**	Percentages indicated are based upon total investments as of February 28, 2009.

(1)	The yields for Morgan Shares, Premier Shares, Agency Shares, Institutional Class Shares, Reserve Shares, Service Shares and E*Trade Shares reflect the reimbursements or waivers of certain expenses. Without these subsidies, the yields would have been 0.46%, 0.61%, 0.77%, 0.82%, 0.36%, 0.00% and 0.05% for Morgan Shares, Premier Shares, Agency Shares, Institutional Class Shares, Reserve Shares, Service Shares and E*Trade Shares, respectively.

A list of prior-day portfolio holdings of the JPMorgan Municipal Money Market Fund is available upon request. Please contact your JPMorgan representative to obtain further information regarding this facility and information on holdings.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   9

JPMorgan Prime Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Certificates of Deposit — 36.3%
100,000	Australia & New Zealand Banking Group Ltd., 0.550%, 04/01/09	100,000
	Banco Bilbao Vizcaya Argentaria S.A.,
35,000	0.900%, 07/15/09	35,000
457,500	0.905%, 05/20/09	457,505
139,950	1.150%, 07/09/09	139,950
437,000	1.205%, 07/06/09	437,008
300,000	Banco Espirito Santo S.A., 0.750%, 03/04/09	300,000
275,000	Bank of Scotland plc, VAR, 2.403%, 03/06/09	275,000
	Barclays Bank plc,
574,270	1.200%, 05/04/09	574,270
747,500	1.330%, 05/18/09	747,500
233,000	1.350%, 05/15/09	233,000
568,000	2.430%, 03/03/09	568,000
270,000	2.430%, 03/04/09	270,000
200,000	Bayerische Hypo-Und Vereinsbank AG, 0.800%, 04/03/09	200,000
	Bayerische Landesbank,
713,500	0.650%, 03/03/09	713,500
256,000	1.150%, 03/02/09	256,000
297,800	1.150%, 03/23/09	297,800
	BNP Paribas,
755,000	0.980%, 07/13/09	755,000
170,000	1.010%, 05/19/09	170,004
577,000	1.030%, 05/12/09	577,000
1,168,600	1.070%, 05/11/09	1,168,600
877,180	1.300%, 06/30/09	877,180
1,369,600	1.500%, 06/24/09	1,369,600
	Caisse Nationale des Caisses d’Epargne et de Prevoyance,
320,000	0.680%, 04/15/09	320,004
573,000	0.750%, 04/14/09	573,007
200,000	1.220%, 04/06/09	200,002
1,468,500	1.220%, 05/11/09	1,468,529
605,400	1.610%, 03/19/09	605,403
	Caixa Generale de Deposito,
308,000	0.950%, 04/16/09	308,002
385,950	0.960%, 04/17/09	385,955
	Calyon N.A. Co.,
425,440	1.250%, 05/01/09	425,440
508,100	1.250%, 05/05/09	508,100
500,000	1.680%, 06/30/09	500,000
100,000	1.850%, 06/18/09	100,135
390,500	3.130%, 03/09/09	390,500
312,000	Canadian Imperial Bank of Commerce, 0.680%, 05/04/09	312,000
	Credit Agricole S.A.,
583,000	1.050%, 05/12/09	583,000
591,000	1.050%, 05/13/09	591,000
471,000	1.050%, 06/01/09	471,000
218,000	1.150%, 05/22/09	218,000
500,000	2.450%, 03/02/09	500,000
88,000	2.500%, 03/06/09	88,000
541,000	2.520%, 03/03/09	541,000
	Credit Industriel et Commercial,
300,000	1.360%, 05/29/09	300,000
393,750	1.370%, 05/26/09	393,750
500,000	1.370%, 05/28/09	500,000
865,400	2.520%, 06/18/09	865,426
439,000	2.550%, 06/17/09	439,013
229,000	2.550%, 06/23/09	229,007
568,350	3.000%, 03/10/09	568,350
638,000	3.460%, 03/04/09	638,001
100,000	3.500%, 03/03/09	100,003
568,000	3.550%, 03/03/09	568,000
	Danske Bank,
915,000	2.000%, 03/12/09	915,000
567,000	2.260%, 03/09/09	567,001
550,000	Deutsche Bank AG, VAR, 1.635%, 11/04/09	550,000
	ING Bank N.V.,
597,000	0.905%, 04/30/09	597,005
1,188,000	1.240%, 05/26/09	1,188,000
	Intesa Sanpaolo IMI S.p.A.,
700,000	0.760%, 05/01/09	700,012
500,000	1.350%, 07/06/09	500,000
68,000	2.270%, 03/02/09	68,000
	KBC Bank N.V.,
1,476,000	0.800%, 03/03/09	1,476,001
893,000	0.800%, 03/04/09	893,001
859,000	0.850%, 03/11/09	859,002
882,300	Landesbank Hessen-Thuringen Girozentrale, 0.570%, 03/25/09	882,306
	Lloyds TSB Bank plc,
459,000	0.800%, 03/19/09	459,000
1,155,000	0.830%, 03/16/09	1,155,000
563,500	1.040%, 03/09/09	563,500
150,000	Mitsubishi UFJ Trust & Banking Corp., 0.500%, 03/12/09	150,000
	National Australia Bank Ltd.,
1,140,000	0.600%, 04/14/09	1,140,000
1,833,500	0.740%, 05/22/09	1,833,500

SEE NOTES TO FINANCIAL STATEMENTS.

10   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Certificates of Deposit — Continued
	Natixis,
350,000	0.530%, 03/06/09	350,000
490,000	0.580%, 03/03/09	490,000
200,000	Norddeutsche Landesbank Luxembourg S.A., 1.400%, 03/02/09	200,000
1,134,600	Nordea Bank plc, 2.510%, 06/12/09	1,134,632
	Norinchukin Bank-New York,
500,000	0.550%, 04/02/09	500,000
450,000	0.550%, 04/03/09	450,000
	Rabobank Nederland N.V.,
380,500	2.200%, 05/27/09	380,500
276,000	2.200%, 06/04/09	276,000
519,000	2.250%, 05/26/09	519,000
	Royal Bank of Scotland plc,
900,000	1.200%, 09/02/09	900,000
799,150	1.250%, 01/26/10	799,150
421,550	1.450%, 02/08/10	421,550
433,000	VAR, 2.451%, 03/05/09	433,000
	Sanpaolo IMI S.p.A.,
200,000	0.760%, 05/08/09	200,004
500,000	1.250%, 07/08/09	500,000
500,000	2.284%, 03/03/09	500,000
511,000	VAR, 2.451%, 03/05/09	511,000
881,000	Skandinaviska Enskilda Banken AB, 1.100%, 05/01/09	881,015
	Societe Generale,
997,500	0.500%, 03/13/09	997,500
589,000	0.520%, 03/04/09	589,000
755,000	0.970%, 07/13/09	755,000
106,000	1.000%, 07/13/09	106,040
480,000	1.030%, 05/11/09	480,000
1,132,200	1.440%, 07/07/09	1,132,200
	Sumitomo Mitsui Banking Corp.,
584,250	0.500%, 03/10/09	584,250
85,000	0.500%, 03/12/09	85,000
500,000	0.500%, 03/13/09	500,000
	Svenska Handelsbanken, Inc.,
594,000	0.920%, 05/26/09	594,000
192,750	1.150%, 07/09/09	192,750
790,900	2.050%, 03/11/09	790,906
99,000	2.100%, 03/10/09	99,001
222,000	2.150%, 03/09/09	222,000
	UBS AG,
1,110,000	0.510%, 03/04/09	1,110,001
750,000	0.520%, 03/18/09	750,003
880,200	0.570%, 03/25/09	880,206
	Ulster Bank Ireland Ltd.,
720,000	1.050%, 03/18/09	720,003
849,000	1.350%, 03/09/09	849,002
	UniCredito Italiano S.p.A.,
500,000	0.670%, 03/20/09	500,000
150,000	0.700%, 03/27/09	150,000
	Total Certificates of Deposit (Cost $60,241,585)	60,241,585
Commercial Paper — 28.2% (n)
	Amstel Funding Corp.,
115,000	1.253%, 03/16/09	114,940
245,000	1.453%, 03/13/09	244,882
300,000	1.504%, 03/09/09 (e)	299,900
46,000	2.004%, 03/12/09	45,972
381,000	2.104%, 03/27/09	380,422
300,000	2.104%, 03/30/09	299,493
185,600	2.104%, 04/01/09	185,264
	Amsterdam Funding Corp.,
43,350	0.550%, 03/24/09	43,335
73,500	0.550%, 03/05/09	73,495
45,000	0.550%, 03/06/09	44,997
338,000	0.550%, 03/17/09	337,917
135,000	0.550%, 03/23/09	134,955
340,000	0.550%, 03/26/09	339,870
	Antalis U.S. Funding Corp.,
92,000	0.600%, 03/10/09 (e)	91,986
264,000	2.263%, 03/09/09 (e)	263,868
48,100	2.515%, 03/05/09 (e)	48,087
	ANZ National International Ltd.,
245,000	VAR, 1.480%, 03/04/09 (m)	245,000
250,000	VAR, 2.171%, 03/16/09 (m)	250,000
	ASB Finance Ltd.,
80,000	1.153%, 04/20/09 (m)	79,872
48,400	1.234%, 05/05/09 (m)	48,293
129,000	1.250%, 5/29/09 (e)	128,606
100,000	1.254%, 05/27/09 (e) (m)	99,698
90,000	1.505%, 04/02/09 (m)	89,880
30,000	1.506%, 04/09/09 (m)	29,951
100,000	VAR, 2.481%, 03/02/09	100,000
	Aspen Funding Corp.,
140,000	0.601%, 04/16/09	139,893
75,000	0.751%, 03/18/09	74,973
30,000	0.751%, 04/23/09 (e)	29,967

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   11

JPMorgan Prime Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Commercial Paper — Continued
	Atlantic Asset Securitization LLC,
200,000	0.500%, 03/09/09 (e)	199,978
250,000	0.551%, 04/17/09 (e)	249,820
	Atlantis One Funding Corp.,
50,000	0.651%, 04/22/09	49,953
275,000	0.652%, 07/13/09	274,335
945,000	4.083%, 04/15/09	940,275
	Banco Bilbao Vizcaya Argentaria S.A.,
142,000	0.851%, 04/14/09	141,852
400,700	0.902%, 05/20/09 (e)	399,899
860,000	0.904%, 07/15/09 (e)	857,076
930,000	0.950%, 07/14/09 (e)	926,704
100,000	1.000%, 07/13/09 (e)	99,630
15,000	Barclays U.S. Funding Corp., 1.199%, 05/04/09	14,968
15,000	BNP Paribas, 1.068%, 05/11/09	14,969
	BNZ International Funding Ltd.,
137,000	1.053%, 05/20/09	136,680
200,000	1.053%, 05/29/09 (e)	199,481
175,000	1.073%, 05/14/09 (e)	174,615
100,000	1.073%, 05/15/09	99,777
148,000	1.173%, 05/06/09	147,683
300,000	1.174%, 05/08/09	299,337
350,000	2.293%, 03/04/09	349,933
100,000	2.435%, 03/05/09	100,000
189,900	3.098%, 03/16/09	189,659
	CAFCO LLC,
200,000	0.600%, 03/17/09	199,947
250,000	0.600%, 03/25/09 (e)	249,900
267,500	0.600%, 04/01/09 (e)	267,362
295,000	0.600%, 04/02/09 (e)	294,842
200,000	0.620%, 03/20/09 (e)	199,935
50,000	0.751%, 03/02/09 (e)	49,999
200,000	0.751%, 03/04/09	199,987
	Caisse Nationale des Caisses d’Epargne et de Prevoyance,
190,000	0.661%, 04/22/09	189,819
300,000	0.701%, 04/14/09 (e)	299,743
300,000	0.701%, 04/17/09 (e)	299,726
300,000	1.029%, 04/09/09 (e)	299,666
67,500	1.143%, 05/05/09	67,361
63,250	1.194%, 04/06/09	63,175
869,000	1.440%, 03/31/09	869,007
300,000	1.506%, 03/17/09 (e)	299,800
300,000	1.506%, 03/20/09 (e)	299,763
	Calyon N.A. Co.,
39,000	1.249%, 05/05/09	38,912
41,300	1.254%, 05/01/09	41,213
	Cancara Asset Securitisation LLC,
350,000	0.500%, 03/04/09 (e)	349,985
112,750	0.500%, 03/05/09	112,744
295,000	0.550%, 04/02/09	294,860
550,000	0.721%, 03/11/09 (e)	549,890
7,000	0.901%, 04/09/09	6,993
190,000	0.901%, 04/15/09 (e)	189,787
	CBA Finance, Inc.,
350,100	0.792%, 05/26/09	349,439
143,000	0.792%, 05/29/09	142,721
	Charta Corp.,
400,000	0.600%, 03/12/09 (e)	399,927
245,000	0.600%, 03/13/09	244,951
60,000	0.650%, 03/17/09	59,982
500,000	0.751%, 03/04/09 (e)	499,969
	Ciesco, LLC,
340,000	0.600%, 03/11/09 (e)	339,943
270,000	0.600%, 03/18/09	269,924
63,000	0.600%, 04/01/09	62,967
200,000	0.751%, 03/03/09 (e)	199,992
	CRC Funding LLC,
200,000	0.600%, 04/01/09 (e)	199,897
390,000	0.600%, 03/10/09	389,941
200,000	0.600%, 03/17/09 (e)	199,947
100,000	0.600%, 04/02/09 (e)	99,947
394,000	0.751%, 03/03/09 (e)	393,983
	Danske Corp.,
100,000	0.801%, 04/14/09 (e)	99,902
75,000	1.045%, 07/21/09	74,693
307,900	1.995%, 03/12/09 (e)	307,713
1,417,000	2.509%, 03/09/09 (e)	1,416,217
	DnB NOR Bank ASA,
336,000	0.601%, 04/17/09 (e)	335,737
350,000	0.821%, 03/03/09 (e)	349,984
475,000	1.013%, 05/11/09 (e)	474,054
580,000	DZ Bank AG, 0.550%, 03/04/09	579,973
	Ebbets Funding LLC,
250,000	0.800%, 03/18/09	249,905
304,000	0.851%, 03/19/09 (e)	303,871
315,000	Edison Asset Securitization LLC, 4.187%, 04/16/09	313,350
1,000,000	Erste Finance LLC, 0.350%, 03/02/09 (e)	999,990

SEE NOTES TO FINANCIAL STATEMENTS.

12   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Commercial Paper — Continued
	Gemini Securitization Corp. LLC,
92,000	0.550%, 03/25/09	91,966
200,000	0.600%, 03/20/09 (e)	199,937
27,000	0.751%, 04/27/09 (e)	26,968
125,000	0.802%, 05/05/09	124,819
80,000	0.902%, 05/12/09	79,856
	General Electric Capital Corp.,
312,000	0.450%, 04/29/09	311,770
732,000	0.854%, 07/28/09	729,425
129,595	0.854%, 07/29/09	129,136
857,000	2.020%, 05/21/09	853,143
1,035,600	2.276%, 05/12/09	1,030,940
	Govco LLC,
89,000	0.550%, 03/18/09	88,977
115,000	0.550%, 03/05/09	114,993
75,000	0.550%, 03/17/09 (e)	74,982
125,000	Greenwich Capital Holdings, Inc., 1.092%, 03/05/09	124,985
	Hannover Funding Co., LLC,
134,000	1.101%, 03/23/09 (e)	133,910
85,000	1.756%, 03/13/09 (e)	84,950
	Intesa Funding LLC,
421,708	0.300%, 03/02/09	421,704
135,000	1.250%, 07/09/09	134,395
395,000	1.349%, 07/06/09	393,133
344,200	1.430%, 06/30/09	342,557
	KBC Financial Products International Ltd.,
243,000	0.751%, 03/04/09	242,985
77,100	0.801%, 03/30/09	77,050
191,000	0.801%, 04/01/09	190,869
134,500	0.851%, 04/02/09	134,398
	Landesbank Baden-Wuerttemberg,
291,280	0.550%, 03/11/09	291,235
255,000	0.550%, 03/17/09	254,938
245,000	0.600%, 03/02/09	244,996
776,000	0.605%, 04/01/09	775,596
203,000	0.650%, 04/03/09	202,879
	Liberty Street Funding LLC,
230,000	2.010%, 03/06/09	229,936
400,000	4.239%, 04/16/09	397,879
290,000	4.242%, 04/21/09	288,295
117,300	Lloyds TSB Bank plc, 0.881%, 04/14/09	117,174
	LMA Americas LLC,
72,300	0.550%, 03/10/09	72,290
175,000	0.771%, 04/24/09	174,798
25,000	1.003%, 03/17/09	24,989
	Market Street Funding Corp.,
189,707	0.500%, 03/12/09	189,678
52,964	0.500%, 03/13/09	52,955
138,000	Matchpoint Master Trust, 0.500%, 03/27/09 (e)	137,950
	Mont Blanc Capital Corp.,
35,200	0.600%, 03/05/09	35,198
55,000	0.751%, 04/28/09	54,933
	Natixis Commercial Paper Corp.,
589,000	0.500%, 03/09/09	588,935
410,000	0.560%, 03/25/09	409,847
225,000	0.560%, 03/18/09	224,940
466,000	0.680%, 04/03/09	465,710
	Newport Funding Corp.,
70,000	0.601%, 04/16/09	69,946
300,000	0.751%, 04/23/09	299,669
	Norddeutsche Landesbank Luxembourg S.A.,
100,000	0.836%, 03/12/09 (e)	99,975
75,000	0.836%, 03/13/09 (e)	74,979
100,000	1.258%, 04/06/09	99,874
73,000	1.258%, 04/07/09	72,906
85,000	1.304%, 05/08/09 (e)	84,791
100,000	1.304%, 05/11/09 (e)	99,744
125,000	1.304%, 05/12/09	124,675
66,000	1.308%, 03/09/09	65,981
100,000	1.308%, 03/10/09	99,967
32,000	1.657%, 05/04/09	31,906
100,000	1.657%, 05/06/09 (e)	99,698
100,000	1.657%, 05/07/09 (e)	99,693
	Nordea North America, Inc.,
250,000	2.450%, 06/09/09	248,319
697,000	2.451%, 06/15/09	692,034
90,000	Old Line Funding LLC, 4.187%, 04/17/09	89,518
68,100	Rabobank USA Finance Corp., 2.250%, 05/26/09	67,738
160,474	Ranger Funding Co., LLC, 0.701%, 05/11/09 (e)	160,252
400,000	Sanpaolo IMI U.S. Financial Co., 1.345%, 03/30/09	399,568
236,000	Santander Central Hispano Finance Delaware, Inc., 1.360%, 07/22/09	234,734
	Sheffield Receivables Corp.,
36,500	0.500%, 03/11/09 (e)	36,495
50,000	0.702%, 07/13/09	49,870
185,000	1.304%, 03/05/09	184,973
50,000	4.186%, 04/14/09	49,750
455,000	4.363%, 04/08/09	452,949

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   13

JPMorgan Prime Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Commercial Paper — Continued
	Skandinaviska Enskilda Banken AB,
22,500	0.500%, 03/23/09	22,493
175,500	0.972%, 03/27/09	175,377
145,000	0.992%, 03/13/09	144,952
223,370	1.002%, 04/06/09 (e)	223,147
294,800	1.002%, 04/09/09	294,481
	Stadshypotek Delaware Corp.,
286,600	1.163%, 05/12/09	285,935
300,000	1.163%, 05/13/09	299,294
61,460	1.163%, 05/15/09	61,312
120,000	1.183%, 05/19/09	119,690
225,300	1.183%, 05/20/09	224,709
200,000	1.184%, 05/26/09	199,436
	Surrey Funding Corp.,
50,000	0.550%, 03/30/09 (e)	49,978
176,000	2.314%, 03/13/09 (e)	175,865
544,300	Svenska Handelsbanken, Inc., 2.152%, 03/09/09	544,041
	Tasman Funding, Inc.,
97,000	1.303%, 03/18/09	96,941
52,042	1.602%, 03/03/09	52,037
221,773	1.806%, 03/11/09	221,662
134,000	2.004%, 04/03/09	133,754
94,700	Tempo Finance Ltd., 0.751%, 03/09/09	94,684
115,644	Thames Asset Global Securitization, Inc., 0.700%, 03/09/09 (e)	115,626
35,000	Ticonderoga Funding LLC, 0.500%, 03/25/09	34,988
	Tulip Funding Corp.,
314,044	0.600%, 03/05/09	314,023
150,272	0.600%, 04/02/09	150,194
146,687	0.650%, 03/12/09 (e)	146,658
135,000	0.700%, 03/03/09	134,995
	UniCredit Bank Ireland plc,
170,000	0.600%, 03/06/09	169,986
500,000	0.800%, 04/03/09 (e)	499,655
200,000	Variable Funding Capital Corp., 0.651%, 04/09/09	199,859
	Versailles Commercial Paper LLC,
327,000	0.851%, 03/20/09	326,853
67,000	1.201%, 03/03/09 (e)	66,996
	Windmill Funding Corp.,
140,000	0.550%, 03/06/09 (e)	139,989
100,000	0.550%, 03/05/09	99,994
143,054	0.580%, 03/11/09	143,031
180,000	0.580%, 03/13/09	179,965
	Total Commercial Paper (Cost $46,831,078)	46,831,078
Corporate Notes — 3.6%
	Capital Markets — 0.6%
	Macquarie Bank Ltd.,
268,100	VAR, 1.323%, 04/16/09 (e)	268,100
704,700	1.975%, 01/15/10 (e)	704,700
57,000	Merrill Lynch & Co., Inc., VAR, 3.051%, 05/20/09	57,069
		1,029,869
	Commercial Banks — 2.6%
274,000	Australia & New Zealand Banking Group Ltd., VAR, 2.427%, 03/02/09 (e)	274,000
	Bank of America N.A.,
975,000	0.500%, 03/02/09 (e)	975,000
763,000	VAR, 1.374%, 04/30/09	763,000
600,000	Bayerische Landesbank, VAR, 0.533%, 03/24/09	600,000
412,000	BNP Paribas, VAR, 1.461%, 05/13/09	412,000
600,000	Kreditanstalt fuer Wiederaufbau, VAR, 1.183%, 04/21/09	600,000
175,000	National Australia Bank Ltd., VAR, 2.423%, 10/06/09 (e)	175,000
486,000	Rabobank Nederland N.V., VAR, 1.431%, 05/10/09 (e)	485,983
100,000	Wachovia Bank, N.A., VAR, 1.635%, 04/06/09	100,000
		4,384,983
	Diversified Financial Services — 0.4%
	General Electric Capital Corp.,
350,000	VAR, 0.508%, 03/09/09	350,000
220,000	VAR, 0.513%, 03/24/09	220,000
		570,000
	Total Corporate Notes (Cost $5,984,852)	5,984,852
Repurchase Agreements — 11.4%
531,740	Bank of America Securities LLC, 0.280%, dated 02/27/09, due 03/02/09, repurchase price $531,752, collateralized by U.S. Government Agency Securities with a value of $542,375	531,740
741,861	Bank of America, 0.270%, dated 02/27/09, due 03/02/09, repurchase price $741,878, collateralized by U.S. Government Agency Securities with a value of $756,698	741,861
2,000,000	Barclays Capital, Inc., 0.280%, dated 02/27/09, due 03/02/09, repurchase price $2,000,047, collateralized by U.S. Government Agency Securities with a value of $2,040,001	2,000,000
9,900,000	Barclays Capital, Inc., 0.280%, dated 02/27/09, due 03/02/09, repurchase price $9,900,231, collateralized by U.S. Government Agency Securities with a value of $10,098,000	9,900,000

SEE NOTES TO FINANCIAL STATEMENTS.

14   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Repurchase Agreements — Continued
3,000,000	Deutsche Bank AG, 0.250%, dated 02/27/09, due 03/02/09, repurchase price $3,000,063, collateralized by U.S. Government Agency Securities with a value of $3,060,000	3,000,000
138,790	Deutsche Bank AG, 0.250%, dated 02/27/09, due 03/02/09, repurchase price $138,793, collateralized by U.S. Government Agency Securities with a value of $141,566	138,790
600,000	Deutsche Bank Securities AG, 0.290%, dated 02/27/09, due 03/02/09, repurchase price $600,015, collateralized by U.S. Government Agency Securities with a value of $612,000	600,000
2,000,000	UBS Warburg LLC, 0.270%, dated 02/27/09, due 03/02/09, repurchase price $2,000,045, collateralized by U.S. Government Agency Securities with a value of $2,040,003	2,000,000
	Total Repurchase Agreements (Cost $18,912,391)	18,912,391
Sovereign Agency — 0.2%
260,600	Export Development Canada, 1.500%, 01/15/10 (e) (Cost $260,600)	260,600
Time Deposits — 12.4%
1,000,000	Bayerische Hypo, 0.350%, 03/02/09	1,000,000
1,000,000	BNP Paribas, 0.250%, 03/02/09	1,000,000
	Calyon N.A. Co.,
1,000,000	0.310%, 03/02/09	1,000,000
1,223,100	0.350%, 03/02/09	1,223,100
400,000	Canadian Imperial Bank of Commerce, 0.250%, 03/02/09	400,000
	Citibank, N.A.,
1,445,996	0.220%, 03/02/09	1,445,996
1,000,000	0.230%, 03/02/09	1,000,000
500,000	Commerzbank AG, 0.250%, 03/02/09	500,000
280,000	DZ Bank AG, 0.250%, 03/02/09	280,000
	HSH Nordbank AG,
1,210,000	0.350%, 03/02/09	1,210,000
590,000	0.550%, 03/05/09	590,000
1,000,000	KBC Bank N.V., 0.230%, 03/02/09	1,000,000
1,780,000	Landesbank Baden-Wuerttemberg, 0.280%, 03/02/09	1,780,000
895,000	Landesbank Hessen-Thuringen Girozentrale, 0.350%, 03/02/09	895,000
1,185,000	Lloyds TSB Bank plc, 0.350%, 03/02/09	1,185,000
1,790,000	National Bank of Canada, 0.320%, 03/02/09	1,790,000
	Natixis,
1,000,000	0.400%, 03/02/09	1,000,000
600,000	0.500%, 03/02/09	600,000
2,700,000	Societe Generale 0.350%, 03/02/09	2,700,000
	Total Time Deposits (Cost $20,599,096)	20,599,096
U.S. Government Agency Securities — 9.2%
	Federal Home Loan Bank,
748,665	0.960%, 02/04/10	747,912
690,000	DN, 0.300%, 03/11/09 (n)	689,942
650,000	DN, 1.729%, 11/23/09 (n)	641,805
197,700	DN, 1.815%, 03/16/09 (n)	197,675
610,000	DN, 1.833%, 11/19/09 (n)	601,979
601,650	DN, 1.833%, 11/20/09 (n)	593,708
360,000	VAR, 0.755%, 03/02/09	360,000
	Federal Home Loan Banking System,
1,142,000	1.020%, 02/26/10	1,141,355
695,260	VAR, 0.520%, 03/03/09	695,260
494,350	VAR, 1.171%, 05/10/09	494,257
	Federal Home Loan Mortgage Corp.,
624,728	DN, 1.729%, 11/18/09 (n)	616,999
600,220	DN, 2.092%, 11/02/09 (n)	591,812
360,000	VAR, 0.770%, 03/02/09	360,000
198,000	VAR, 2.001%, 03/05/09	197,774
	Federal National Mortgage Association,
610,000	DN, 1.832%, 11/13/09 (n)	602,162
1,223,920	DN, 2.093%, 11/06/09 (n)	1,206,496
598,100	DN, 2.114%, 11/05/09 (n)	589,537
730,000	VAR, 0.460%, 03/03/09	729,553
815,000	VAR, 0.460%, 03/03/09	815,000
1,300,000	VAR, 1.079%, 04/25/09	1,299,648
1,290,000	VAR, 1.082%, 04/21/09	1,290,000
260,000	VAR, 1.167%, 05/12/09	259,973
451,000	VAR, 1.171%, 05/08/09	450,911
	Total U.S. Government Agency Securities (Cost $15,173,758)	15,173,758
	Total Investments — 101.3% (Cost $168,003,360)*	168,003,360
	Liabilities in Excess of Other Assets — (1.3)%	(2,114,625)
	NET ASSETS — 100.0%	$165,888,735

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   15

JPMorgan Liquid Assets Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Certificates of Deposit — 36.7%
	Banco Bilbao Vizcaya Argentaria S.A.,
75,000	0.905%, 05/20/09	75,001
43,000	1.205%, 07/06/09	43,001
30,000	Bank of Scotland plc, VAR, 2.403%, 03/06/09	30,000
	Barclays Bank plc,
49,000	1.200%, 05/04/09	49,000
20,000	1.350%, 05/15/09	20,000
54,000	2.430%, 03/03/09	54,000
28,000	2.430%, 03/04/09	28,000
60,000	Bayerische Hypo-Und Vereinsbank AG, 0.650%, 03/03/09	60,000
	Bayerische Landesbank,
58,000	1.150%, 03/02/09	58,000
26,000	1.150%, 03/23/09	26,000
	BNP Paribas,
141,000	0.980%, 07/13/09	141,000
51,000	1.030%, 05/12/09	51,000
101,000	1.070%, 05/11/09	101,000
82,000	1.300%, 06/30/09	82,000
108,000	1.500%, 06/24/09	108,000
	Caisse Nationale des Caisses d’Epargne et de Prevoyance,
28,000	0.680%, 04/15/09	28,000
113,000	0.750%, 04/14/09	113,001
126,000	1.220%, 05/11/09	126,003
113,000	1.610%, 03/19/09	113,001
	Caixa Generale de Depositos,
27,000	0.950%, 04/16/09	27,000
30,000	0.960%, 04/17/09	30,001
	Calyon N.A. Co.,
42,000	1.250%, 05/01/09	42,000
50,000	1.250%, 05/05/09	50,000
114,000	3.130%, 03/09/09	114,000
26,000	Canadian Imperial Bank of Commerce, 0.680%, 05/04/09	26,000
	Credit Agricole S.A.,
51,000	1.050%, 05/12/09	51,000
50,000	1.050%, 05/13/09	50,000
18,000	1.150%, 05/22/09	18,000
59,000	2.520%, 03/03/09	59,000
	Credit Industriel et Commercial,
25,000	1.360%, 05/29/09	25,000
75,000	1.370%, 05/26/09	75,000
80,000	2.520%, 06/18/09	80,002
61,000	2.550%, 06/17/09	61,002
54,000	3.000%, 03/10/09	54,000
50,000	3.350%, 03/09/09	50,000
62,000	3.460%, 03/04/09	62,000
53,000	3.550%, 03/03/09	53,000
	Danske Bank,
85,000	2.000%, 03/12/09	85,000
54,000	2.260%, 03/09/09	54,000
	ING Bank N.V.,
50,000	0.905%, 04/30/09	50,000
100,000	1.240%, 05/26/09	100,000
43,000	Intesa Sanpaolo IMI S.p.A., 1.350%, 07/06/09	43,000
	KBC Bank N.V.,
112,000	0.800%, 03/03/09	112,000
85,000	0.800%, 03/04/09	85,000
74,000	0.850%, 03/11/09	74,000
75,000	Landesbank Hessen-Thueringen Girozentrale, 0.570%, 03/25/09	75,001
	Lloyds TSB Bank plc,
41,000	0.800%, 03/19/09	41,000
103,000	0.830%, 03/16/09	103,000
50,000	1.040%, 03/09/09	50,000
25,000	Mitsubishi UFJ Trust & Banking Corp., 0.500%, 03/12/09	25,000
	National Australia Bank Ltd.,
102,000	0.600%, 04/14/09	102,000
135,000	0.740%, 05/22/09	135,000
42,500	Natixis, 0.580%, 03/03/09	42,500
30,000	Norddeutsche Landesbank Luxembourg S.A., 1.400%, 03/02/09	30,000
109,000	Nordea Bank plc, 2.510%, 06/12/09	109,003
50,000	Norinchukin Bank-New York, 0.550%, 04/03/09	50,000
	Rabobank Nederland N.V.,
27,000	2.200%, 06/04/09	27,000
55,000	2.250%, 05/26/09	55,000
	Royal Bank of Scotland plc,
65,000	1.200%, 09/02/09	65,000
69,000	1.250%, 01/26/10	69,000
30,000	1.450%, 02/08/10	30,000
23,000	VAR, 2.451%, 03/05/09	23,000
	Sanpaolo IMI S.p.A.,
100,000	0.760%, 05/08/09	100,002
65,000	1.250%, 07/08/09	65,000
54,000	2.270%, 03/02/09	54,000
62,000	VAR, 2.451%, 03/05/09	62,000
73,350	Skandinaviska Enskilda Banken AB, 1.100%, 05/01/09	73,351

SEE NOTES TO FINANCIAL STATEMENTS.

16   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Certificates of Deposit — Continued
	Societe Generale,
48,000	0.520%, 03/04/09	48,000
45,000	1.000%, 07/13/09	45,017
20,000	1.030%, 05/11/09	20,000
102,000	1.440%, 07/07/09	102,000
	Sumitomo Mitsui Banking Corp.,
51,000	0.500%, 03/10/09	51,000
51,000	0.500%, 03/12/09	51,000
	Svenska Handelsbanken, Inc.,
50,000	0.920%, 05/26/09	50,000
81,000	2.100%, 03/10/09	81,001
	UBS AG,
77,000	0.510%, 03/04/09	77,000
75,000	0.570%, 03/25/09	75,001
	Ulster Bank Ireland Ltd.,
63,000	1.050%, 03/18/09	63,000
77,000	1.350%, 03/09/09	77,000
	Total Certificates of Deposit (Cost $4,961,888)	4,961,888
Commercial Paper — 26.7% (n)
25,000	Allied Irish Banks N.A., Inc., 0.751%, 03/17/09	24,992
75,000	Alpine Securitization Corp., 0.500%, 03/09/09	74,992
	Amstel Funding Corp.,
10,000	1.253%, 03/16/09	9,995
22,000	1.453%, 03/13/09	21,989
37,192	1.504%, 03/09/09 (e)	37,180
10,000	2.004%, 03/12/09	9,994
31,500	Amsterdam Funding Corp., 0.550%, 03/24/09	31,489
	Antalis U.S. Funding Corp.,
20,000	2.263%, 03/09/09 (e)	19,990
10,000	2.515%, 03/05/09 (e)	9,997
	ANZ National International Ltd.,
25,000	VAR, 1.460%, 03/04/09 (m)	25,000
26,000	VAR, 2.141%, 03/16/09	26,000
	ASB Finance Ltd.,
38,000	1.244%, 05/19/09	37,897
20,000	1.506%, 04/06/09	19,970
31,000	Aspen Funding Corp., 0.751%, 04/23/09 (e)	30,966
	Atlantis One Funding Corp.,
25,000	0.652%, 07/13/09	24,939
50,000	4.083%, 04/15/09	49,750
	Banco Bilbao Vizcaya Argentaria S.A.,
30,000	0.851%, 04/14/09	29,969
40,000	0.904%, 07/15/09 (e)	39,864
50,000	0.950%, 07/14/09 (e)	49,822
71,000	1.000%, 07/13/09 (e)	70,757
	BNZ International Funding Ltd.,
40,000	1.173%, 05/04/09	39,917
22,000	VAR, 2.401%, 03/05/09	22,000
	Caisse Nationale des Caisses d’Epargne et de Prevoyance,
35,000	0.661%, 04/22/09	34,967
25,000	1.194%, 04/06/09	24,970
82,000	1.440%, 03/31/09	82,001
	Cancara Asset Securitisation LLC,
33,650	0.500%, 03/05/09	33,648
30,000	0.901%, 04/15/09 (e)	29,966
42,000	CBA Finance, Inc., 0.792%, 05/26/09	41,921
	Charta Corp.,
50,000	0.600%, 04/01/09	49,974
56,000	0.751%, 03/03/09 (e)	55,998
98,000	Ciesco LLC, 0.600%, 03/17/09 (e)	97,974
	CRC Funding LLC,
30,000	0.600%, 04/01/09 (e)	29,984
56,000	0.751%, 03/03/09 (e)	55,998
12,000	Danske Corp., 1.056%, 07/20/09	11,951
25,000	DnB NOR Bank ASA, 1.013%, 05/11/09 (e)	24,950
51,000	DZ Bank AG, 0.550%, 03/04/09	50,998
	Ebbets Funding LLC,
70,000	0.800%, 03/18/09	69,974
40,000	0.851%, 03/19/09 (e)	39,983
10,000	Edison Asset Securitization LLC, 4.187%, 04/16/09	9,948
20,000	Gemini Securitization Corp. LLC, 0.902%, 05/12/09	19,964
	General Electric Capital Corp.,
28,000	0.450%, 04/29/09	27,979
73,400	0.854%, 07/29/09	73,140
82,000	2.020%, 05/21/09	81,631
	Govco LLC,
10,000	0.550%, 03/05/09	9,999
25,000	0.550%, 03/17/09 (e)	24,994
	Hannover Funding Co., LLC,
20,000	1.101%, 03/23/09 (e)	19,987
30,000	1.756%, 03/13/09 (e)	29,982

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   17

JPMorgan Liquid Assets Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Commercial Paper — Continued
	Intesa Funding LLC,
36,000	1.349%, 07/06/09	35,830
82,000	1.430%, 06/30/09	81,608
	KBC Financial Products International Ltd.,
30,000	0.751%, 03/17/09	29,990
25,000	0.801%, 03/30/09	24,984
50,000	0.801%, 04/01/09	49,965
	Landesbank Baden-Wuerttemberg,
26,000	0.550%, 03/11/09	25,996
100,000	0.550%, 03/17/09	99,976
65,000	0.605%, 04/01/09	64,966
100,000	Liberty Street Funding LLC, 4.242%, 04/21/09	99,412
20,000	Lloyds TSB Bank plc, 0.881%, 04/14/09	19,978
32,339	Matchpoint Master Trust, 0.300%, 03/02/09 (e)	32,339
15,000	Mont Blac Capital Corp., 0.751%, 04/28/09	14,982
	Natixis Commercial Paper Corp.,
48,000	0.500%, 03/09/09	47,995
35,000	0.560%, 03/25/09	34,987
25,000	Norddeutsche Landesbank Girozentrale, 1.304%, 05/12/09	24,935
	Norddeutsche Landesbank Luxembourg S.A.,
25,000	0.836%, 03/13/09 (e)	24,993
15,200	1.258%, 04/08/09	15,180
15,000	1.304%, 05/08/09 (e)	14,963
16,000	1.308%, 03/06/09	15,997
20,000	1.657%, 05/05/09	19,941
120,000	Nordea North America, Inc., 2.450%, 06/11/09	119,177
10,000	Old Line Funding LLC, 4.187%, 04/17/09	9,946
37,500	Sanpaolo IMI U.S. Financial Co., 1.345%, 03/30/09	37,460
21,000	Santander Central Hispano Finance Delaware, Inc., 1.360%, 07/22/09	20,887
	Sheffield Receivables Corp.,
50,000	4.186%, 04/14/09	49,750
45,000	4.363%, 04/08/09	44,797
	Skandinaviska Enskilda Banken AB,
15,000	0.972%, 03/27/09	14,989
30,000	0.992%, 03/13/09	29,990
21,000	1.002%, 04/06/09 (e)	20,979
30,000	1.002%, 04/09/09	29,968
	Stadshypotek Delaware, Inc.,
63,000	1.163%, 05/15/09	62,848
30,000	1.183%, 05/20/09	29,921
	Surrey Funding Corp.,
30,000	0.601%, 04/27/09	29,971
20,000	2.314%, 03/13/09 (e)	19,985
54,000	Svenska Handelsbanken, Inc., 2.152%, 03/09/09	53,974
	Tasman Funding, Inc.,
7,000	1.303%, 03/18/09	6,996
30,000	1.602%, 03/03/09	29,997
60,000	1.806%, 03/11/09	59,970
25,000	2.004%, 04/03/09	24,954
25,000	Thames Asset Global Securitization, Inc., 0.700%, 03/09/09 (e)	24,996
63,500	Three Pillars Funding Corp., 0.801%, 03/13/09 (e)	63,483
30,000	Tulip Funding Corp., 0.700%, 03/03/09	29,999
30,000	UniCredit Bank Ireland plc, 0.600%, 03/06/09	29,997
	Versailles Commercial Paper LLC,
35,000	0.851%, 03/20/09	34,984
25,000	1.201%, 03/03/09 (e)	24,999
	Windmill Funding Corp.,
30,000	0.550%, 03/06/09 (e)	29,998
57,000	0.580%, 03/04/09	56,997
37,000	0.580%, 03/11/09	36,994
50,000	0.580%, 03/13/09	49,990
	Total Commercial Paper (Cost $3,598,363)	3,598,363
Corporate Notes — 7.0%
	Capital Markets — 0.6%
	Macquarie Bank Ltd.,
25,000	VAR, 1.323%, 04/16/09 (e)	25,000
60,000	1.975%, 01/15/10 (e)	60,000
		85,000
	Commercial Banks — 5.3%
27,000	Australia & New Zealand Banking Group Ltd., VAR, 2.427%, 03/02/09 (e)	27,000
83,000	Bank of America N.A., VAR, 1.374%, 04/30/09	83,000
254,000	Bayerische Landesbank, VAR, 0.533%, 03/24/09	254,000
46,000	BNP Paribas, VAR, 1.461%, 05/13/09	46,000
60,000	Kreditanstalt fuer Wiederaufbau, VAR, 1.183%, 04/21/09	60,000
51,000	Rabobank Nederland N.V., VAR, 1.431%, 05/10/09 (e)	51,000
90,000	Wachovia Bank, N.A., VAR, 1.635%, 04/06/09	90,000
100,000	Westpac Banking Corp., VAR, 2.071%, 03/17/09 (e)	100,000
		711,000

SEE NOTES TO FINANCIAL STATEMENTS.

18   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Notes — Continued
	Diversified Financial Services — 1.1%
150,000	General Electric Capital Corp., VAR, 0.508%, 03/09/09	150,000
	Total Corporate Notes (Cost $946,000)	946,000
Repurchase Agreements — 4.5%
411,839	Bank of America Securities LLC, 0.270%, dated 02/27/09, due 03/02/09, repurchase price $411,848, collateralized by U.S. Government Agency Securities with a value of $420,076	411,839
200,000	Deutsche Bank Securities AG, 0.290%, dated 02/27/09, due 03/02/09, repurchase price $200,005, collateralized by U.S. Government Agency Securities with a value of $204,000	200,000
	Total Repurchase Agreements (Cost $611,839)	611,839
Sovereign Agency — 0.2%
30,000	Export Development Canada, 1.500%, 01/15/10 (e) (Cost $30,000)	30,000
Time Deposits — 16.3%
250,000	Calyon N.A. Co., 0.350%, 03/02/09	250,000
600,000	HSH Nordbank AG, 0.350%, 03/02/09	600,000
550,000	Landesbank Hessen-Thueringen Girozentrale, 0.350%, 03/02/09	550,000
400,000	Lloyds TSB Bank plc, 0.350%, 03/02/09	400,000
400,000	Natixis, 0.500%, 03/02/09	400,000
	Total Time Deposits (Cost $2,200,000)	2,200,000
U.S. Government Agency Securities — 9.0%
	Federal Home Loan Bank,
64,000	0.960%, 02/04/10	63,935
100,000	1.020%, 02/26/10	99,956
24,000	DN, 0.300%, 03/11/09 (n)	23,998
40,000	DN, 1.729%, 11/23/09 (n)	39,496
56,540	DN, 1.833%, 11/19/09 (n)	55,796
57,000	DN, 1.833%, 11/20/09 (n)	56,248
33,640	VAR, 0.755%, 03/02/09	33,640
50,000	VAR, 1.171%, 05/10/09	49,991
	Federal Home Loan Mortgage Corp.,
66,000	DN, 1.729%, 11/18/09 (n)	65,183
57,000	DN, 2.092%, 11/02/09 (n)	56,202
58,000	DN, 2.124%, 11/09/09 (n)	57,152
33,640	VAR, 0.770%, 03/02/09	33,640
	Federal National Mortgage Association,
56,540	DN, 1.832%, 11/13/09 (n)	55,813
112,000	DN, 2.093%, 11/06/09 (n)	110,406
50,000	VAR, 0.440%, 03/02/09	49,908
90,000	VAR, 0.460%, 09/03/09	90,000
130,000	VAR, 1.079%, 01/25/10	129,965
138,000	VAR, 1.082%, 01/21/10	138,000
	Total U.S. Government Agency Securities (Cost $1,209,329)	1,209,329
	Total Investments — 100.4% (Cost $13,557,419)*	13,557,419
	Liabilities in Excess of Other Assets — (0.4)%	(56,481)
	NET ASSETS — 100.0%	$13,500,938

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   19

JPMorgan U.S. Government Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
U.S. Government Agency Securities — 62.5%
	Federal Farm Credit Bank — 1.1%
136,000	DN, 2.010%, 11/13/09 (n)	134,088
150,000	VAR, 0.280%, 06/01/09	149,996
250,000	VAR, 0.340%, 03/26/09	249,992
250,000	VAR, 0.595%, 03/28/09	250,000
300,000	VAR, 0.680%, 03/09/09	300,000
		1,084,076
	Federal Home Loan Bank — 26.6%
217,000	0.870%, 01/26/10	216,823
122,000	0.960%, 02/04/10	121,877
683,400	1.050%, 02/23/10	682,627
250,000	2.250%, 10/02/09	248,310
250,000	2.285%, 03/24/09	250,000
100,000	2.320%, 04/21/09	99,937
225,000	2.350%, 04/21/09	225,000
215,500	2.375%, 05/14/09	215,417
241,850	2.375%, 05/27/09	241,729
391,000	2.450%, 05/04/09	391,008
171,525	2.450%, 05/07/09	171,525
93,000	2.500%, 05/07/09	93,000
186,000	2.510%, 04/24/09	186,000
319,000	2.560%, 08/04/09	321,377
55,000	2.580%, 05/13/09	54,979
150,000	2.600%, 06/17/09	149,999
447,000	2.645%, 08/07/09	449,080
150,000	2.650%, 06/04/09	149,935
150,000	2.650%, 07/02/09	149,997
675,000	2.900%, 03/24/09	675,000
288,000	3.125%, 06/19/09	288,079
458,700	3.750%, 01/08/10	468,761
155,000	5.000%, 12/11/09	158,986
400,000	5.250%, 09/11/09	409,309
167,856	DN, 0.171%, 03/02/09 (n)	167,855
190,000	DN, 0.260%, 03/23/09 (n)	189,967
575,000	DN, 0.280%, 03/25/09 (n)	574,893
531,000	DN, 0.300%, 03/17/09 (n)	530,417
1,065,000	DN, 0.308%, 03/31/09 (n)	1,064,726
100,000	DN, 0.331%, 07/14/09 (n)	99,876
858,000	DN, 0.340%, 04/06/09 (n)	855,598
56,274	DN, 0.341%, 06/18/09 (n)	56,216
220,000	DN, 0.370%, 06/02/09 (n)	219,790
150,000	DN, 0.371%, 07/01/09 (n)	149,812
650,000	DN, 0.380%, 04/29/09 (n)	649,595
534,000	DN, 0.384%, 05/08/09 (n)	533,607
125,000	DN, 0.390%, 05/01/09 (n)	124,917
165,000	DN, 0.390%, 05/22/09 (n)	164,854
650,000	DN, 0.390%, 05/29/09 (n)	649,373
750,000	DN, 0.400%, 05/12/09 (n)	749,430
530,000	DN, 0.592%, 08/24/09 (n)	528,471
450,000	DN, 0.592%, 08/25/09 (n)	448,695
218,000	DN, 0.602%, 08/26/09 (n)	217,353
393,600	DN, 1.133%, 12/04/09 (n)	390,196
725,000	DN, 1.613%, 05/26/09 (n)	722,229
475,000	DN, 1.729%, 11/20/09 (n)	469,078
368,008	DN, 2.840%, 04/03/09 (n)	367,063
450,000	DN, 3.045%, 04/20/09 (n)	448,125
200,000	DN, 3.094%, 04/02/09 (n)	199,458
500,000	VAR, 0.290%, 03/06/09	500,000
850,000	VAR, 0.310%, 03/20/09	850,000
500,000	VAR, 0.320%, 06/10/09	500,000
270,000	VAR, 0.320%, 08/27/09	270,000
850,000	VAR, 0.340%, 08/07/09	849,927
850,000	VAR, 0.345%, 08/06/09	849,964
130,000	VAR, 0.373%, 07/22/09	130,000
500,000	VAR, 0.378%, 08/13/09	500,000
375,000	VAR, 0.409%, 08/27/09	374,964
350,000	VAR, 0.410%, 03/19/10	349,949
250,000	VAR, 0.755%, 03/03/09	250,000
500,000	VAR, 0.820%, 01/27/10	500,000
580,000	VAR, 0.875%, 02/05/10	580,000
389,000	VAR, 0.920%, 02/23/10	389,000
1,785,000	VAR, 1.094%, 08/05/09	1,785,033
72,420	VAR, 1.160%, 04/14/09	72,370
200,000	VAR, 1.223%, 04/06/09	199,751
650,000	VAR, 1.466%, 03/27/09	650,000
		26,591,307
	Federal Home Loan Mortgage Corp. — 20.6%
100,000	2.625%, 06/05/09	100,011
190,000	4.750%, 11/03/09	193,972
500,000	DN, 0.200%, 05/18/09 (n)	499,783
500,000	DN, 0.310%, 04/03/09 (n)	499,858
500,000	DN, 0.310%, 05/28/09 (n)	499,621
610,000	DN, 0.323%, 05/26/09 (n)	609,530
915,000	DN, 0.331%, 07/13/09 (n)	913,876
300,000	DN, 0.344%, 05/27/09 (n)	299,751
400,000	DN, 0.451%, 06/17/09 (n)	399,460
887,250	DN, 0.471%, 06/22/09 (n)	885,941
370,000	DN, 0.501%, 06/15/09 (n)	369,455
1,322,200	DN, 0.566%, 05/22/09 (n)	1,320,500

SEE NOTES TO FINANCIAL STATEMENTS.

20   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
U.S. Government Agency Securities — Continued
	Federal Home Loan Mortgage Corp. — Continued
386,000	DN, 0.602%, 07/20/09 (n)	385,093
470,000	DN, 0.602%, 07/21/09 (n)	468,888
470,000	DN, 0.602%, 07/22/09 (n)	468,880
470,000	DN, 0.602%, 07/23/09 (n)	468,872
470,000	DN, 0.602%, 07/24/09 (n)	468,864
470,000	DN, 0.602%, 09/04/09 (n)	468,535
500,000	DN, 0.612%, 09/08/09 (n)	498,382
748,000	DN, 0.618%, 09/01/09 (n)	745,646
444,000	DN, 0.622%, 09/02/09 (n)	442,585
800,000	DN, 0.683%, 04/02/09 (n)	799,516
475,000	DN, 0.904%, 05/19/09 (n)	474,062
500,000	DN, 0.904%, 05/20/09 (n)	499,000
500,000	DN, 0.904%, 05/21/09 (n)	498,987
95,932	DN, 0.932%, 03/03/09 (n)	95,927
135,000	DN, 1.163%, 12/07/09 (n)	133,788
116,500	DN, 1.259%, 06/24/09 (n)	116,035
248,250	DN, 1.259%, 06/29/09 (n)	247,216
331,000	DN, 1.259%, 06/30/09 (n)	329,609
331,000	DN, 1.259%, 07/01/09 (n)	329,598
300,000	DN, 1.358%, 04/22/09 (n)	299,415
400,000	DN, 1.569%, 09/15/09 (n)	396,590
473,000	DN, 1.574%, 11/19/09 (n)	467,644
300,000	DN, 1.614%, 06/03/09 (n)	298,747
400,000	DN, 1.729%, 11/18/09 (n)	395,051
109,736	DN, 2.423%, 03/02/09 (n)	109,729
500,000	VAR, 1.244%, 06/03/09	499,774
370,000	VAR, 0.435%, 03/18/09	370,000
900,000	VAR, 0.670%, 03/03/09	900,000
400,000	VAR, 0.770%, 03/02/09	400,000
880,000	VAR, 1.169%, 04/27/09	880,000
1,010,000	VAR, 1.254%, 04/13/09	1,010,000
		20,558,191
	Federal National Mortgage Association — 14.2%
361,835	Zero Coupon, 03/02/09	361,818
778,905	Zero Coupon, 04/01/09	778,569
450,000	5.375%, 08/15/09	459,241
450,000	DN, 0.250%, 04/30/09 (n)	449,813
500,000	DN, 0.250%, 05/05/09 (n)	499,774
1,000,000	DN, 0.300%, 03/23/09 (n)	999,817
470,000	DN, 0.350%, 04/28/09 (n)	469,735
499,756	DN, 0.392%, 03/04/09 (n)	499,740
900,000	DN, 0.400%, 04/20/09 (n)	899,500
950,000	DN, 0.400%, 04/21/09 (n)	949,461
960,000	DN, 0.451%, 06/05/09 (n)	958,848
500,000	DN, 0.622%, 09/09/09 (n)	498,347
130,550	DN, 0.651%, 03/18/09 (n)	130,510
295,658	DN, 1.206%, 05/11/09 (n)	294,958
294,000	DN, 1.207%, 05/27/09 (n)	293,147
331,000	DN, 1.259%, 07/02/09 (n)	329,586
500,000	DN, 1.309%, 06/04/09 (n)	498,285
300,000	DN, 2.488%, 04/01/09 (n)	299,366
660,000	VAR, 0.460%, 09/03/09	659,679
250,000	VAR, 0.460%, 09/03/09	250,000
500,000	VAR, 0.520%, 12/30/09	499,669
435,000	VAR, 0.550%, 12/29/09	434,352
963,000	VAR, 1.024%, 07/28/09	962,888
950,000	VAR, 1.079%, 01/25/10	949,617
495,000	VAR, 1.082%, 01/21/10	495,000
250,000	VAR, 1.171%, 02/08/10	249,951
		14,171,671
	Total U.S. Government Agency Securities (Cost $62,405,245)	62,405,245
U.S. Treasury Obligation — 0.3%
300,000	U.S. Treasury Bill, 0.290%, 06/04/09 (n) (Cost $299,771)	299,771
Repurchase Agreements — 37.7%
1,698,350	Bank of America Securities LLC, 0.280%, dated 02/27/09, due 03/02/09, repurchase price $1,698,390, collateralized by U.S. Government Agency Securities with a value of $1,732,317	1,698,350
1,000,000	Bank of America Securities LLC, 0.400%, dated 02/27/09, due 03/20/09, repurchase price $1,000,233, collateralized by U.S. Government Agency Securities with a value of $1,020,000 (i)	1,000,000
9,500,000	Barclays Capital, Inc., 0.280%, dated 02/27/09, due 03/02/09, repurchase price $9,500,222, collateralized by U.S. Government Agency Securities with a value of $9,690,000	9,500,000
1,000,000	Barclays Capital, Inc., 0.400%, dated 02/27/09, due 03/16/09, repurchase price $1,000,189, collateralized by U.S. Government Agency Securities with a value of $1,020,000 (i)	1,000,000
1,000,000	Citigroup, Inc., 0.290%, dated 02/27/09, due 03/02/09, repurchase price $1,000,024, collateralized by U.S. Government Agency Securities with a value of $1,020,000	1,000,000

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   21

JPMorgan U.S. Government Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Repurchase Agreements — Continued
1,000,000	Credit Suisse First Boston Corp., 0.280%, dated 02/27/09, due 03/02/09, repurchase price $1,000,023, collateralized by U.S. Government Agency Securities with a value of $1,020,001	1,000,000
3,000,000	Credit Suisse First Boston Corp., 0.320%, dated 02/27/09, due 03/05/09, repurchase price $3,000,160, collateralized by U.S. Government Agency Securities with a value of $3,060,011	3,000,000
8,370,168	Deutsche Bank Securities AG, 0.290%, dated 02/27/09, due 03/02/09, repurchase price $8,370,370, collateralized by U.S. Government Agency Securities with a value of $8,537,571	8,370,168
1,000,000	Deutsche Bank Securities AG, 0.290%, dated 02/27/09, due 03/02/09, repurchase price $1,000,024, collateralized by U.S. Government Agency Securities with a value of $1,020,000	1,000,000
1,000,000	Deutsche Bank Securities AG, 0.450%, dated 02/27/09, due 03/30/09, repurchase price $1,000,388, collateralized by U.S. Government Agency Securities with a value of $1,020,000 (i)	1,000,000
4,000,000	Goldman Sachs, 0.270%, dated 02/27/09, due 03/02/09, repurchase price $4,000,090, collateralized by U.S. Treasury Securities with a value of $4,080,000	4,000,000
1,000,000	Morgan Stanley Co., Inc., 0.260%, dated 02/27/09, due 03/02/09, repurchase price $1,000,022, collateralized by U.S. Government Agency Securities with a value of $1,020,141	1,000,000
2,000,000	Morgan Stanley Co., Inc., 0.260%, dated 02/27/09, due 03/02/09, repurchase price $2,000,043, collateralized by U.S. Government Agency Securities with a value of $2,040,285	2,000,000
500,000	UBS Warburg LLC, 0.220%, dated 02/27/09, due 03/02/09, repurchase price $500,009, collateralized by U.S. Government Agency Securities with a value of $510,001	500,000
500,000	UBS Warburg LLC, 0.220%, dated 02/27/09, due 03/02/09, repurchase price $500,009, collateralized by U.S. Government Agency Securities with a value of $510,003	500,000
500,000	UBS Warburg LLC, 0.400%, dated 02/27/09, due 03/16/09, repurchase price $500,094, collateralized by U.S. Government Agency Securities with a value of $510,003 (i)	500,000
500,000	UBS Warburg LLC, 0.400%, dated 02/27/09, due 03/17/09, repurchase price $500,100, collateralized by U.S. Government Agency Securities with a value of $510,000 (i)	500,000
	Total Repurchase Agreements (Cost $37,568,518)	37,568,518
	Total Investments — 100.5% (Cost $100,273,534)*	100,273,534
	Liabilities in Excess of Other Assets — (0.5)%	(457,612)
	NET ASSETS — 100.0%	$99,815,922

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

22   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

JPMorgan U.S. Treasury Plus Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
U.S. Treasury Obligations — 47.9%
	U.S. Treasury Bills — 45.5%
500,000	0.153%, 03/19/09 (n)	499,962
400,000	0.180%, 04/16/09 (n)	399,908
1,400,000	0.261%, 06/11/09 (n)	1,398,966
250,000	0.271%, 03/26/09 (n)	249,953
300,000	0.640%, 11/19/09 (n)	298,641
345,000	0.689%, 12/17/09 (n)	343,089
1,400,000	0.728%, 04/29/09 (n)	1,398,336
500,000	0.848%, 05/15/09 (n)	499,120
650,000	0.880%, 10/22/09 (n)	646,295
500,000	1.068%, 07/30/09 (n)	497,777
200,000	1.271%, 07/02/09 (n)	199,139
1,125,000	1.278%, 06/04/09 (n)	1,121,243
1,150,000	1.316%, 04/30/09 (n)	1,147,495
250,000	1.332%, 06/24/09 (n)	248,946
200,000	1.552%, 04/23/09 (n)	199,547
270,000	1.920%, 08/27/09 (n)	267,471
250,000	1.979%, 09/24/09 (n)	247,211
		9,663,099
	U.S. Treasury Notes — 2.4%
50,000	4.000%, 06/15/09	50,393
250,000	4.000%, 08/31/09	253,948
75,000	4.625%, 07/31/09	75,985
125,000	5.500%, 05/15/09	126,185
		506,511
	Total U.S. Treasury Obligations (Cost $10,169,610)	10,169,610
Repurchase Agreements — 52.1%
290,443	Bank of America, 0.260%, dated 02/27/09, due 03/02/09, repurchase price $290,449, collateralized by U.S. Treasury Securities with a value of $296,252	290,443
3,600,000	Barclays Capital, 0.260%, dated 02/27/09, due 03/02/09, repurchase price $3,600,078, collateralized by U.S. Treasury Securities with a value of $3,672,000 (m)	3,600,000
1,500,000	Credit Suisse First Boston Corp., 0.250%, dated 02/27/09, due 03/02/09, repurchase price $1,500,031, collateralized by U.S. Treasury Securities with a value of $1,530,012	1,500,000
500,000	Deutsche Bank AG, 0.250%, dated 02/27/09, due 03/02/09, repurchase price $500,010, collateralized by U.S. Treasury Securities with a value of $510,000	500,000
104,998	Deutsche Bank AG, 0.250%, dated 02/27/09, due 03/02/09, repurchase price $105,000, collateralized by U.S. Treasury Securities with a value of $107,098	104,998
650,000	Deutsche Bank AG, 0.250%, dated 02/27/09, due 03/02/09, repurchase price $650,014, collateralized by U.S. Treasury Securities with a value of $663,000	650,000
205,000	Goldman Sachs, 0.120%, dated 02/27/09, due 03/02/09, repurchase price $205,002, collateralized by U.S. Treasury Securities with a value of $209,100	205,000
700,000	Greenwich Capital Markets, Inc., 0.270%, dated 02/27/09, due 03/02/09, repurchase price $700,016, collateralized by U.S. Treasury Securities with a value of $714,002	700,000
3,500,000	HSBC Securities, Inc., 0.250%, dated 02/27/09, due 03/02/09, repurchase price $3,500,073, collateralized by U.S. Treasury Securities with a value of $3,570,005	3,500,000
	Total Repurchase Agreements (Cost $11,050,441)	11,050,441
	Total Investments — 100.0% (Cost $21,220,051)*	21,220,051
	Other Assets in Excess of Liabilities — 0.0% (g)	1,938
	NET ASSETS — 100.0%	$21,221,989

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   23

JPMorgan Federal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
U.S. Government Agency Securities — 86.7%
	Federal Farm Credit Bank — 17.7%
105,000	2.420%, 05/28/09	105,000
100,000	2.450%, 05/27/09	100,000
80,000	2.960%, 06/18/09	79,999
25,000	DN, 0.100%, 04/09/09 (n)	24,997
100,000	DN, 0.138%, 03/13/09 (n)	99,995
30,000	DN, 0.180%, 03/11/09 (n)	29,999
25,000	DN, 0.190%, 03/12/09 (n)	24,998
25,000	DN, 0.190%, 03/18/09 (n)	24,998
25,000	DN, 0.190%, 03/19/09 (n)	24,998
25,000	DN, 0.200%, 03/05/09 (m) (n)	25,000
25,000	DN, 0.200%, 03/06/09 (n)	24,999
25,000	DN, 0.200%, 03/20/09 (n)	24,997
25,000	DN, 0.210%, 03/09/09 (n)	24,999
25,000	DN, 0.220%, 03/10/09 (n)	24,999
75,000	DN, 0.371%, 07/08/09 (n)	74,901
75,000	DN, 0.908%, 12/11/09 (n)	74,466
35,000	DN, 1.095%, 06/10/09 (n)	34,893
350,000	DN, 1.307%, 04/14/09 (n)	349,444
250,000	DN, 1.626%, 12/01/09 (n)	246,944
35,000	DN, 2.010%, 11/13/09 (n)	34,508
65,000	DN, 2.109%, 05/15/09 (n)	64,719
137,000	DN, 2.233%, 06/19/09 (n)	136,085
40,000	DN, 2.512%, 06/04/09 (n)	39,741
100,000	VAR, 0.210%, 04/13/09	99,998
100,000	VAR, 0.210%, 04/20/09	99,999
280,000	VAR, 0.280%, 04/30/09	280,000
80,000	VAR, 0.280%, 06/01/09	79,998
324,150	VAR, 0.320%, 07/22/09	324,150
250,000	VAR, 0.340%, 06/26/09	249,992
146,000	VAR, 0.340%, 03/03/10	146,000
275,000	VAR, 0.360%, 03/12/10	275,000
135,000	VAR, 0.370%, 07/20/09	134,995
330,000	VAR, 0.372%, 08/24/09	330,000
100,000	VAR, 0.595%, 03/28/09	100,000
50,000	VAR, 0.700%, 08/04/09	50,000
		3,865,811
	Federal Home Loan Bank — 69.0%
100,000	0.870%, 01/26/10	99,918
75,000	0.960%, 02/04/10	74,925
150,000	1.050%, 02/23/10	149,830
200,000	1.900%, 04/09/09	200,191
53,000	2.250%, 10/02/09	53,010
125,000	2.290%, 04/22/09	124,997
180,000	2.300%, 04/03/09	179,995
150,000	2.350%, 04/21/09	150,000
100,000	2.560%, 08/04/09	100,745
150,000	2.600%, 06/17/09	149,999
125,000	2.900%, 03/24/09	125,000
75,000	3.125%, 06/19/09	75,021
185,000	3.200%, 04/06/09	185,000
100,000	3.750%, 01/08/10	102,193
35,000	5.000%, 12/11/09	35,900
782,144	DN, 0.171%, 03/02/09 (n)	782,140
328,736	DN, 0.242%, 03/09/09 (n)	328,718
250,000	DN, 0.250%, 03/27/09 (n)	249,955
200,000	DN, 0.250%, 05/04/09 (n)	199,911
200,000	DN, 0.250%, 05/05/09 (n)	199,910
750,000	DN, 0.260%, 03/23/09 (n)	749,881
350,000	DN, 0.260%, 03/24/09 (n)	349,942
300,000	DN, 0.260%, 04/17/09 (n)	299,898
400,000	DN, 0.270%, 03/10/09 (n)	399,973
89,835	DN, 0.280%, 03/03/09 (n)	89,834
200,000	DN, 0.280%, 03/04/09 (n)	199,995
350,000	DN, 0.280%, 03/25/09 (n)	349,941
50,700	DN, 0.300%, 03/17/09 (n)	50,693
900,000	DN, 0.305%, 03/18/09 (n)	899,870
200,000	DN, 0.340%, 04/06/09 (n)	199,932
200,000	DN, 0.340%, 04/07/09 (n)	199,930
200,000	DN, 0.340%, 04/08/09 (n)	199,928
293,726	DN, 0.341%, 06/18/09 (n)	293,424
200,000	DN, 0.360%, 04/24/09 (n)	199,892
200,000	DN, 0.360%, 04/27/09 (n)	199,886
200,000	DN, 0.370%, 04/15/09 (n)	199,907
325,700	DN, 0.372%, 04/22/09 (n)	325,525
200,000	DN, 0.380%, 05/11/09 (n)	199,850
320,000	DN, 0.384%, 05/08/09 (n)	319,768
200,000	DN, 0.390%, 05/14/09 (n)	199,840
200,000	DN, 0.400%, 04/30/09 (n)	199,867
139,332	DN, 0.400%, 05/12/09 (n)	139,220
21,000	DN, 0.400%, 05/13/09 (n)	20,983
342,000	DN, 0.410%, 05/20/09 (n)	341,689
478,586	DN, 0.574%, 03/11/09 (n)	478,510
200,000	DN, 0.592%, 08/24/09 (n)	199,423
602,873	DN, 0.699%, 03/13/09 (n)	602,733
156,819	DN, 0.701%, 03/06/09 (n)	156,804
125,000	DN, 0.904%, 06/15/09 (n)	124,669
100,000	DN, 1.133%, 12/04/09 (n)	99,135
10,250	DN, 1.313%, 09/03/09 (n)	10,181
50,000	DN, 1.613%, 05/26/09 (n)	49,809

SEE NOTES TO FINANCIAL STATEMENTS.

24   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
U.S. Government Agency Securities — Continued
	Federal Home Loan Bank — Continued
283,892	DN, 1.815%, 03/16/09 (n)	283,679
121,992	DN, 2.840%, 04/03/09 (n)	121,679
100,000	DN, 3.148%, 04/13/09 (n)	99,630
130,000	VAR, 0.290%, 03/06/09	130,000
90,000	VAR, 0.310%, 03/20/09	90,000
130,000	VAR, 0.340%, 08/07/09	129,989
130,000	VAR, 0.345%, 08/06/09	129,994
65,000	VAR, 0.373%, 07/22/09	65,000
150,000	VAR, 0.410%, 03/19/10	149,978
475,000	VAR, 0.460%, 03/26/10	474,955
25,000	VAR, 0.470%, 03/26/09	25,000
75,000	VAR, 0.490%, 04/16/09	74,789
500,000	VAR, 0.580%, 01/12/10	500,000
190,000	VAR, 0.665%, 05/01/09	190,000
150,000	VAR, 0.755%, 03/09/09	150,000
135,000	VAR, 0.875%, 02/05/10	135,000
90,000	VAR, 0.920%, 02/23/10	90,000
70,125	VAR, 1.094%, 08/05/09	70,138
200,000	VAR, 1.466%, 03/27/09	200,000
		15,028,121
	Total U.S. Government Agency Securities (Cost $18,893,932)	18,893,932
U.S. Treasury Obligations — 13.2%
	U.S. Treasury Bills — 13.2%
265,263	0.099%, 04/09/09 (n)	265,235
250,000	0.125%, 04/16/09 (n)	249,960
275,000	0.216%, 06/18/09 (n)	274,820
165,000	0.270%, 03/12/09 (n)	164,987
500,000	0.275%, 03/05/09 (n)	499,985
500,000	0.278%, 03/26/09 (n)	499,903
810,000	0.285%, 05/28/09 (n)	809,436
100,000	0.421%, 09/15/09 (n)	99,769
25,000	1.057%, 06/24/09 (n)	24,916
		2,889,011
	Total U.S. Treasury Obligations (Cost $2,889,011)	2,889,011
	Total Investments — 99.9% (Cost $21,782,943)*	21,782,943
	Other Assets in Excess of Liabilities — 0.1%	11,755
	NET ASSETS — 100.0%	$21,794,698

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   25

JPMorgan 100% U.S. Treasury Securities Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
U.S. Treasury Obligations — 99.5%
	U.S. Treasury Bills — 96.6%
2,858,354	0.063%, 04/02/09 (n)	2,858,194
1,000,000	0.105%, 04/16/09 (n)	999,866
4,217,049	0.115%, 03/19/09 (n)	4,216,806
761,961	0.137%, 04/23/09 (n)	761,808
3,035,000	0.138%, 03/05/09 (m) (n)	3,034,954
800,000	0.144%, 04/30/09 (n)	799,808
4,125,474	0.145%, 03/12/09 (n)	4,125,292
1,980,000	0.148%, 04/09/09 (n)	1,979,682
3,540,000	0.222%, 03/26/09 (n)	3,539,454
3,780	0.250%, 07/02/09 (n)	3,777
1,000,000	0.268%, 05/07/09 (n)	999,502
550,000	0.290%, 06/11/09 (n)	549,548
2,000,000	0.294%, 05/28/09 (n)	1,998,564
250,000	0.300%, 06/04/09 (n)	249,802
1,500,000	0.332%, 05/14/09 (n)	1,498,978
500,000	0.381%, 09/15/09 (n)	498,955
2,025,000	0.446%, 05/21/09 (n)	2,022,972
650,000	0.594%, 05/15/09 (n)	649,198
250,000	0.643%, 11/19/09 (n)	248,831
50,000	0.684%, 12/17/09 (n)	49,725
1,000,000	0.986%, 10/22/09 (n)	993,619
		32,079,335
	U.S. Treasury Notes — 2.9%
46,000	2.625%, 03/15/09	46,045
250,000	3.125%, 04/15/09	250,880
125,000	3.875%, 05/15/09	125,929
250,000	4.500%, 03/31/09	250,902
240,000	4.875%, 05/15/09	242,327
50,000	6.000%, 08/15/09	51,272
		967,355
	Total Investments — 99.5% (Cost $33,046,690)*	33,046,690
	Other Assets in Excess of Liabilities — 0.5%	160,541
	NET ASSETS — 100.0%	$33,207,231

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

26   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Municipal Bonds — 95.5%
	Alabama — 0.1%
6,600	Birmingham Medical Clinic Board, University of Alabama Health Services Foundation, Rev., VRDO, LOC: Suntrust Bank, 0.620%, 03/04/09	6,600
9,950	Eclipse Funding Trust, Solar Eclipse, Series 2007-0108, Rev., VRDO, AMBAC-TCRS-Bank of New York, LIQ: U.S. Bank N.A., 0.600%, 03/05/09	9,950
3,410	Mobile County IDA, PCR, Exxon-Mobil Project, Rev., VRDO, 0.350%, 03/02/09	3,410
4,000	Selma IDB, Specialty Minerals Project, Rev., VRDO, LOC: Wachovia Bank N.A., 0.850%, 03/02/09	4,000
		23,960
	Alaska — 0.5%
	Alaska Housing Finance Corp.,
11,005	Series 1407, Rev., VRDO, GNMA/FNMA, 0.780%, 03/09/09	11,005
30,950	Series B, Rev., VRDO, 0.500%, 03/09/09	30,950
84,870	Series D, Rev., VRDO, 0.500%, 03/09/09	84,870
10,270	Series PZ-126, Rev., VRDO, LIQ: Wells Fargo Bank N.A., 0.670%, 03/09/09	10,270
680	City of Valdez, Marine Term, BP Pipelines, Inc. Project, Rev., VRDO, 0.350%, 03/02/09	680
9,920	City of Valdez, Marine Term, ExxonMobil Project, Rev., VRDO, 0.300%, 03/02/09	9,920
	City of Valdez, Marine Term Refunding Balance Exxon Pipeline Co. Project,
300	Series A, Rev., VRDO, 0.350%, 03/02/09	300
400	Series B , Rev., VRDO, 0.350%, 03/02/09	400
		148,395
	Arizona — 1.1%
	Apache County IDA, Tucson Electric Power Co.,
24,200	Series 83-A, Rev., VRDO, LOC: ABN Amro Bank N.V., 0.500%, 03/04/09	24,200
57,600	Series 83-B, Rev., VRDO, LOC: Bank of New York, 0.750%, 03/04/09	57,600
10,500	Series 83-C, Rev., VRDO, LOC: Bank of New York, 0.500%, 03/04/09	10,500
7,700	Apache County IDA, Tucson Electric Power Co., Springville, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.500%, 03/04/09	7,700
72,470	Arizona Health Facilities Authority, Series E, Rev., VRDO, LOC: Landesbank Baden-Wuerttemberg, 0.750%, 03/02/09	72,470
39,270	Dexia Credit Local Certificates Trust, Series 2008-064, GO, VRDO, LIQ: Dexia Credit Local, 3.500%, 03/05/09	39,270
7,160	Maricopa County IDA, Multi-Family Housing, Las Gardenias Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.780%, 03/05/09	7,160
7,500	Maricopa County IDA, Valley Of The Sun YMCA, Rev., VRDO, LOC: U.S. Bank N.A., 0.600%, 03/02/09	7,500
2,000	Phoenix IDA, Del Mar Terrace, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.620%, 03/04/09	2,000
10,770	Pima County, Series PZ-195, GO, VRDO, FGIC, LIQ: Wells Fargo Bank N.A., 0.670%, 03/09/09	10,770
21,800	Pima County IDA, Tucson Electric, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.750%, 03/04/09	21,800
21,700	Pima County IDA, Tucson Electric Irvington, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.750%, 03/02/09	21,700
25,585	Pinal County Electric District No.3, Series U-2, Rev., VRDO, 0.720%, 03/05/09	25,585
6,025	Salt River Project Agricultural Improvement & Power District, Electric Systems, Series ROCS-RR-II-R-12029, Rev., VRDO, LIQ: Citigroup Financial Products, 1.000%, 03/05/09	6,025
7,865	Yavapai County, Highway Construction, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 1.000%, 03/02/09	7,865
		322,145
	Arkansas — 0.0% (g)
3,830	City of Lowell, IDR, Arkansas Democrat-Gazette Project, Rev., VRDO, LOC: Bank of New York, 0.950%, 03/04/09	3,830
	California — 5.9%
2,385	Abag Finance Authority for Nonprofit Corps., Colma Bart Apartments, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.650%, 03/05/09	2,385
62,200	Abag Finance Authority for Nonprofit Corps., Oshman Family Jewish Community, Rev., VRDO, LOC: Lasalle Bank N.A., 0.450%, 03/02/09	62,200
14,200	Abag Finance Authority for Nonprofit Corps., P-Floats, Series MT 240, Rev., VRDO, LOC: Lloyds TSB Bank plc, LIQ: Merrill Lynch Capital Services, 0.680%, 03/09/09	14,200
4,000	Abag Finance Authority for Nonprofit Corps., Senior Health Services, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.470%, 03/02/09	4,000

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   27

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	California — Continued
	Bay Area Toll Authority,
12,625	Series B, Rev., VRDO, 0.370%, 03/02/09	12,625
15,000	Series B-1, Rev., VRDO, 0.400%, 03/02/09	15,000
89,080	Series D-2, Rev., VRDO, 0.500%, 03/02/09	89,080
50,000	Series E-1, Rev., VRDO, 0.300%, 03/02/09	50,000
75,000	Series E-3, Rev., VRDO, 0.300%, 03/02/09	75,000
40,550	Series ROCS-RR-II-R-12016, Rev., VRDO, LIQ: Citibank N.A., 0.680%, 03/05/09	40,550
19,300	California Health Facilities Financing Authority, Series ROCS-RR-II-R-11408, Rev., VRDO, BHAC-CR, MBIA, LIQ: Citibank N.A., 0.690%, 03/05/09	19,300
5,200	California Health Facilities Financing Authority, Catholic West, Series H, Rev., VRDO, LOC: Bank of America N.A., 0.440%, 03/02/09	5,200
21,000	California Health Facilities Financing Authority, Kaiser Permanente, Series C, Rev., VRDO, 0.370%, 03/02/09	21,000
3,985	California Health Facilities Financing Authority, Lucile Salter, Series A, Rev., VRDO, 0.300%, 03/02/09	3,985
38,330	California Health Facilities Financing Authority, North California Presbyterian Homes, Rev., VRDO, LOC: Allied Irish Bank plc, 0.650%, 03/09/09	38,330
29,100	California Health Facilities Financing Authority, Stanford Hospital, Series B-1, Rev., VRDO, 0.350%, 03/02/09	29,100
	California Housing Finance Agency,
16,555	Series 1418-R, Rev., VRDO, 0.680%, 03/09/09	16,555
4,480	Series 1419-R, Rev., VRDO, LIQ: Merrill Lynch Capital Services, 0.680%, 03/09/09	4,480
18,560	Series B, Rev., VRDO, AMT, 2.250%, 03/02/09	18,560
	California Housing Finance Agency, Home Mortgage,
10,000	Series H, Rev., VRDO, 1.000%, 03/02/09	10,000
4,300	Series K, Rev., VRDO, AMT, 1.300%, 03/02/09	4,300
14,500	Series M, Rev., VRDO, AMT, 0.700%, 03/02/09	14,500
10,300	California Housing Finance Agency, Multi-Family Housing, Series A, Rev., VRDO, LOC: Helaba, 2.250%, 03/03/09	10,300
2,100	California Infrastructure & Economic Development Bank, Contemporary Jewish Museum, Rev., VRDO, LOC: Bank of America N.A., 0.450%, 03/02/09	2,100
120	California Infrastructure & Economic Development Bank, IDR, Elite Leather Co. Project, Rev., VRDO, LOC: Union Bank of Canada N.A., 0.850%, 03/02/09	120
13,650	California Infrastructure & Economic Development Bank, IDR, Jewish Community Center, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.450%, 03/02/09	13,650
1,610	California Infrastructure & Economic Development Bank, IDR, Pleasant Mattress, Inc. Project, Series A, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.600%, 03/02/09	1,610
19,865	California Infrastructure & Economic Development Bank, Orange County Performing, Class A, Rev., VRDO, LOC: Bank of America N.A., 0.450%, 03/02/09	19,865
	California Infrastructure & Economic Development Bank, Pacific Gas & Electric,
24,750	Rev., VRDO, AMT, LOC: Wells Fargo Bank N.A., 0.250%, 03/02/09	24,750
13,000	Rev., VRDO, AMT, LOC: Wells Fargo Bank N.A., 0.600%, 03/02/09	13,000
6,705	California State Department of Water Resources, Subseries F-1, Rev., VRDO, LOC: Lloyds TSB Bank plc, 0.300%, 03/02/09	6,705
11,000	California State University, Series ROCS-RR-II-R-12063, Rev., VRDO, FSA-CR, AMBAC, LIQ: Citigroup Financial Products, 2.180%, 03/05/09	11,000
50,000	California State University, EAGLE, Class A, Rev., VRDO, BHAC-CR, MBIA, 0.690%, 03/05/09	50,000
	California Statewide Communities Development Authority,
10,595	Series 176, COP, VRDO, FSA, LIQ: Morgan Stanley Dean Witter, 0.660%, 03/05/09	10,595
17,117	Series 2554, Rev., VRDO, FSA, LIQ: Morgan Stanley Municipal Funding, 0.660%, 03/05/09	17,117
17,820	Series ROCS-RR-II-R-10005CE, Rev., VRDO, LIQ: Citigroup Financial Products, 1.330%, 03/05/09	17,820
18,905	Series ROCS-RR-II-R-13053CE, Rev., VRDO, LIQ: Citigroup Financial Products, 1.140%, 03/05/09	18,905
15,770	Series ROCS-RR-II-R-13057CE, Rev., VRDO, LIQ: Citigroup Financial Products, 1.450%, 03/05/09	15,770
	California Statewide Communities Development Authority, Kaiser Permanente,
3,700	Series A, Rev., VRDO, 0.370%, 03/02/09	3,700
18,000	Series C, Rev., VAR, 1.950%, 05/28/09	18,000
15,000	Series M, Rev., VRDO, 0.370%, 03/02/09	15,000

SEE NOTES TO FINANCIAL STATEMENTS.

28   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	California — Continued
3,420	California Statewide Communities Development Authority, Multi-Family Housing, Breezewood Apartments, Series F-1, Rev., VRDO, FNMA, LIQ: FNMA, 0.650%, 03/05/09	3,420
11,160	California Statewide Communities Development Authority, North Peninsula Jewish Center, Rev., VRDO, LOC: Bank of America N.A., 0.450%, 03/02/09	11,160
9,750	California Statewide Communities Development Authority, Westgate Pasadena Apartments, Series G, Rev., VRDO, LOC: Bank of America N.A., 0.550%, 03/05/09	9,750
3,950	City of Garden Grove, Multi-Family Housing, Malabar Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.500%, 03/05/09	3,950
8,600	City of Irvine, Improvement Bond Act of 1915, No. 07-22, Special Assessment, Series A, Rev., VRDO, LOC: KBC Bank N.V., 0.450%, 03/02/09	8,600
4,800	City of Irvine, Improvement Bond Act of 1915, No. 89-10, Special Assessment, VRDO, LOC: Bayerische Hypo-Und Ver, 0.450%, 03/02/09	4,800
11,600	City of Los Angeles, TRAN, GO, 3.000%, 06/30/09	11,652
1,800	City of Los Angeles, Loans to Lender Program, Series A, Rev., VRDO, LOC: Federal Home Loan Bank, 0.700%, 03/02/09	1,800
4,800	City of Los Angeles, Multi-Family Housing, Fountain Park Project, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.550%, 03/05/09	4,800
10,000	Corcoran, Water System Project, COP, VRDO, LOC: Union Bank of Canada N.A., 0.500%, 03/05/09	10,000
	Deutsche Bank Spears/Lifers Trust Various States,
6,995	Series DB-318, VRDO, Tax Allocation, AMBAC, LIQ: Deutsche Bank A.G., 0.650%, 03/09/09	6,995
15,750	Series DB-362, GO, VRDO, AMBAC, LIQ: Deutsche Bank A.G., 0.540%, 03/09/09	15,750
53,945	Dexia Credit Local Certificates Trust, Series 2008-065 , GO, VRDO, FSA, LOC: Dexia Credit Local, LIQ: Dexia Credit Local, 3.500%, 03/05/09	53,945
11,700	Eclipse Funding Trust, Solar Eclipse, Corona, Tax Allocation, Series 2006-0099, VRDO, Tax Allocation, AMBAC, LIQ: U.S. Bank N.A., 0.570%, 03/05/09	11,700
13,435	Eclipse Funding Trust, Solar Eclipse, Sacramento, Series 2006-0079, COP, VRDO, AMBAC, LIQ: U.S. Bank N.A., 0.550%, 03/02/09	13,435
13,840	Eclipse Funding Trust, Solar Eclipse, Tax Allocation, Series 2006-0067, VRDO, Tax Allocation, FGIC, LIQ: U.S. Bank N.A., 0.550%, 03/05/09	13,840
	Golden State Tobacco Securitization Corp., EAGLE,
40,000	Series 2006-0117, Class A, Rev., VRDO, FSA-CR, FGIC, LIQ: Citibank N.A., 0.650%, 03/05/09	40,000
49,500	Series 2007-0109, Class A, Rev., VRDO, BHAC-CR, FGIC, LIQ: Citibank N.A., 0.690%, 03/05/09	49,500
5,100	Hayward Housing Authority, Multi-Family Housing, Barrington Hills, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.470%, 03/04/09	5,100
15,220	Inland Valley Development Agency, Tax Allocation, VRDO, LOC: Union Bank of Canada N.A., 0.350%, 03/04/09	15,220
	Irvine Ranch Water District,
7,000	Series A, GO, VRDO, LOC: Landesbank Baden-Wuerttemberg, 0.450%, 03/02/09	7,000
16,000	Series B, GO, VRDO, LOC: Landesbank Baden-Wuerttemberg, 0.400%, 03/02/09	16,000
16,100	Irvine Ranch Water District, Capital Improvement Project, COP, VRDO, LOC: Landesbank Baden-Wuerttemberg, 0.450%, 03/02/09	16,100
14,550	Los Angeles Community College District, Series ROCS-RR-II-R-12018, GO, VRDO, FSA-CR, FGIC, LIQ: Citibank N.A., 1.010%, 03/05/09	14,550
	Los Angeles Department of Water & Power,
5,555	Series ROCS-RR-II-R-11281, Rev., VRDO, AMBAC, LIQ: Citibank N.A., 0.810%, 03/05/09	5,555
19,900	Sub Series B-3, Rev., VRDO, 0.400%, 03/02/09	19,900
34,525	Macon Trust Various States, Special Tax, Series 2007-336, VRDO, LOC: Bank of America N.A., LIQ: Bank of America N.A., 0.820%, 03/05/09	34,525
	Metropolitan Water District of Southern California,
21,000	Series A-1, Rev., VRDO, 0.300%, 03/02/09	21,000
35,800	Series A-2, Rev., VRDO, 0.340%, 03/02/09	35,800
2,200	Series B-3, Rev., VRDO, 0.450%, 03/02/09	2,200
4,650	Series C-2, Rev., VRDO, 0.250%, 03/02/09	4,650
12,285	Pasadena Public Financing Authority, Rose Bowl Refinancing & Improvement, Rev., VRDO, LOC: Bank of America N.A., 0.400%, 03/02/09	12,285

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   29

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	California — Continued
	Puttable Floating Option Tax-Exempt Receipts,
84,195	Series MT-400, Rev., VRDO, LIQ: Merrill Lynch Capital Services, 1.550%, 03/09/09	84,195
17,500	Series MT-510, Rev., VRDO, LIQ: Merrill Lynch Capital Services, 1.550%, 03/09/09	17,500
14,990	Series MT-557, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.780%, 03/09/09	14,990
11,140	Series PT-4155, Rev., VRDO, AMBAC, LIQ: Bayerische Hypo-Und Ver, 0.600%, 03/09/09	11,140
8,415	Series PT-4161, Rev., VRDO, 0.780%, 03/09/09	8,415
8,065	Sacramento County Housing Authority, Series ROCS-RR-II-R-13051CE, Rev., VRDO, LIQ: Citigroup Financial Products, 1.090%, 03/05/09	8,065
10,100	Sacramento County Sanitation District Financing Authority, Sub Lien, Class B, Rev., VRDO, LIQ: Bank of America N.A., 0.450%, 03/02/09	10,100
16,830	San Diego Community College District, Series ROCS-RR-II-R-12197, GO, VRDO, FSA, LIQ: Citigroup Financial Products, 1.320%, 03/05/09	16,830
	San Francisco City & County Airports Commission,
5,760	Series PT-3759, Rev., VRDO, AGC-ICC, MBIA, LIQ: Merrill Lynch Capital Services, 0.930%, 03/09/09	5,760
17,305	Series PT-3898, Rev., VRDO, FSA-CR, MBIA, LIQ: Merrill Lynch Capital Services, 0.930%, 03/09/09	17,305
6,755	San Francisco City & County Housing Authority, Multi-Family Housing, Valencia Gardens, Rev., VRDO, AMT, LOC: Citibank N.A., 0.850%, 03/02/09	6,755
11,355	San Francisco City & County Public Utilities Commission, MERLOTS, Series B20, Rev., VRDO, MBIA, 2.130%, 03/04/09	11,355
1,800	San Jose Multi-Family Housing, Villa Monterey Apartments, Series F, Rev., VRDO, FNMA, LIQ: FNMA, 0.600%, 03/05/09	1,800
6,065	San Luis Obispo County Financing Authority, Series ROCS-RR-II-R-12015, Rev., VRDO, BHAC-CR, MBIA, LIQ: Citibank N.A., 0.740%, 03/05/09	6,065
3,435	Southern California Home Financing Authority, Series A, Rev., VRDO, AMT, 0.820%, 03/04/09	3,435
34,000	Southern California Public Power Authority, Canyon Power Project, Series A, Rev., 2.500%, 12/02/09	34,382
32,845	Southern California Public Power Authority, Southern Transmission Project, Class A, Rev., VRDO, FSA, 2.500%, 03/04/09	32,845
	State of California,
24,600	Series B, Sub Series B-1, GO, VRDO, LOC: Bank of America N.A., 0.440%, 03/02/09	24,600
6,600	Series C-2, GO, VRDO, LOC: Landesbank Hessen-Thuringen, 0.650%, 03/05/09	6,600
13,300	Series C-4, GO, VRDO, LOC: Landesbank Hessen-Thuringen, 0.450%, 03/05/09	13,300
2,300	State of California, EAGLE, Series 2006-0062, Class A, GO, VRDO, BHAC-CR, AMBAC, LIQ: Citibank N.A., 0.690%, 03/05/09	2,300
	State of California, Economic Recovery,
62,800	Series C-3, GO, VRDO, 0.700%, 03/02/09	62,800
1,800	Series C-5, GO, VRDO, 0.850%, 03/02/09	1,800
33,325	State of California, Kindergarten/University, Series A-4, GO, VRDO, LOC: Citibank N.A., 0.400%, 03/02/09	33,325
	State of California, Municipal Securities Trust Receipts,
4,155	Series SGA-54, GO, VRDO, AMBAC, 1.650%, 03/04/09	4,155
1,650	Series SGC-6, Class A, GO, VRDO, LIQ: Societe Generale, 0.670%, 03/05/09	1,650
500	University of California, Series ROCS-RR-II-R-11253, Rev., VRDO, BHAC-CR, FSA-CR, FGIC, LIQ: Citibank N.A., 0.690%, 03/05/09	500
	Wells Fargo Stage Trust,
7,000	Series 7C, Rev., VRDO, MBIA, 0.660%, 03/05/09 (e)	7,000
9,750	Series 29C, COP, VRDO, FSA, LIQ: Wells Fargo & Company, 0.650%, 03/05/09 (e)	9,750
		1,764,056

	Colorado — 3.9%
15,010	Arapahoe County, Multi-Family Housing, Rental Housing, Hunters Run, Rev., VRDO, LIQ: FHLMC, 0.650%, 03/05/09	15,010
15,000	Centerra Metropolitan District No. 1, Rev., VRDO, LOC: Compass Bank, 0.620%, 03/04/09	15,000
29,530	City of Colorado Springs, Systems Improvement, Series B, Rev., VRDO, 4.000%, 03/02/09	29,530
3,150	City of Colorado Springs, The Colorado College, Rev., VRDO, 0.460%, 03/05/09	3,150
1,000	City of Colorado Springs, Utilities, Sub Lien, Series A, Rev., VRDO, 0.550%, 03/02/09	1,000

SEE NOTES TO FINANCIAL STATEMENTS.

30   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Colorado — Continued
21,500	Colorado Educational & Cultural Facilities Authority, Nature Conservatory, Series A, Rev., VRDO, 0.650%, 03/05/09	21,500
19,400	Colorado Educational & Cultural Facilities Authority, Oaks Christian School Project, Rev., VRDO, LOC: U.S. Bank N.A., 0.700%, 03/02/09	19,400
	Colorado Health Facilities Authority,
17,570	Series MT-023, Rev., VRDO, BHAC, MBIA, LIQ: Svenska Handelsbanken, 0.480%, 03/09/09	17,570
74,000	Series ROCS-RR-II-R-10328CE, Rev., VRDO, LIQ: Citigroup Financial Products, 1.270%, 03/05/09	74,000
17,030	Colorado Housing & Finance Authority, Series AA-3, Class I, Rev., VRDO, 0.800%, 03/04/09	17,030
	Colorado Housing & Finance Authority, Multi-Family Housing,
1,885	Series A-4, Class I, Rev., VRDO, 0.550%, 03/02/09	1,885
11,790	Series B-3, Class I, Rev., VRDO, 0.700%, 03/02/09	11,790
1,600	Colorado Housing & Finance Authority, Multi-Family Housing, Diamond Project, Series I, Rev., VRDO, FNMA, LIQ: FNMA, 0.500%, 03/04/09	1,600
	Colorado State Education Loan Program,
300,000	TRAN, 1.000%, 08/07/09	300,043
215,000	TRAN, 1.750%, 08/07/09	215,193
	Denver City & County, Airport,
40,980	Series 2365, Rev., VRDO, FGIC, LIQ: Morgan Stanley Municipal Funding, 1.010%, 03/05/09	40,980
4,985	Series ROC II-R-98, Rev., VRDO , FSA, LIQ: Citibank N.A., 1.840%, 03/05/09	4,985
38,800	Sub Series C1, Rev., VRDO, AMT, LOC: KBC Bank N.V., 0.700%, 03/02/09	38,800
74,100	Sub Series G1, Rev., VRDO, Assured Guaranty Ltd., 0.700%, 03/02/09	74,100
74,100	Sub Series G2, Rev., VRDO, Assured Guaranty Ltd., 0.700%, 03/02/09	74,100
31,630	Deutsche Bank Spears/Lifers Trust Various States, Series DBE-687, Rev., VRDO, LIQ: Deutsche Bank A.G., 0.650%, 03/05/09	31,630
11,275	Moffat County, Tri-State Generation Association Project, Rev., VRDO, LOC: Bank of America N.A., 0.600%, 03/02/09	11,275
24,290	Puttable Floating Option Tax-Exempt Receipts, Series PT-3978, Rev., VRDO, FGIC, LIQ: Merrill Lynch Capital Services, 1.030%, 03/09/09	24,290
113,700	State of Colorado, Rev., TRAN, 3.000% 06/26/09	114,026
		1,157,887
	Connecticut — 0.7%
	Connecticut Housing Finance Authority, Housing Mortgage Finance Program,
20,000	Series A-3, Rev., VRDO, AMT, AMBAC, 0.600%, 03/05/09	20,000
47,100	Series B-3, Rev., VRDO, AMBAC, 0.600%, 03/05/09	47,100
16,315	Series B-3, Rev., VRDO, AMT, AMBAC, 1.070%, 03/05/09	16,315
13,515	Series D-1, Rev., VRDO, AMBAC, 0.350%, 03/05/09	13,515
32,500	Series D-3, Rev., VRDO, AMBAC, 1.070%, 03/05/09	32,500
11,600	Series E, Rev., VRDO, AMT, 0.550%, 03/02/09	11,600
900	Connecticut State Health & Educational Facility Authority, Community Renewal Team, Series A, Rev., VRDO, LOC: Fleet National Bank, 0.600%, 03/04/09	900
45,000	Connecticut State Health & Educational Facility Authority, University of New Haven, Series H, Rev., VRDO, LOC: Wachovia Bank N.A., 0.550%, 03/05/09	45,000
14,000	Connecticut State Health & Educational Facility Authority, Wesleyan University, Series D, Rev., VRDO, 0.650%, 03/04/09	14,000
17,060	Wells Fargo Stage Trust, Series 61C, Rev., VRDO, LIQ: Wells Fargo & Company, 0.650%, 03/05/09 (e)	17,060
		217,990
	Delaware — 0.2%
19,220	Delaware State Health Facilities Authority, Beebe Medical Center Project, Series B, Rev., VRDO, LOC: PNC Bank N.A., 0.600%, 03/02/09	19,220
34,180	Kent County, Delaware State University Student Housing, Series B, Rev., VRDO, LOC: Wachovia Bank N.A., 0.580%, 03/02/09	34,180
15,000	New Castle County, FlightSafety International, Inc. Project, Rev., VRDO, 0.680%, 03/05/09	15,000
300	University of Delaware, Series B, Rev., VRDO, 0.600%, 03/02/09	300
		68,700
	District of Columbia — 1.6%
	District of Columbia,
72,000	GO, TRAN, 2.500%, 09/30/09	72,587

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   31

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	District of Columbia — Continued
54,265	Series D, GO, VRDO, LOC: Dexia Credit Local, 1.580%, 03/02/09	54,265
38,775	Series D, GO, VRDO, LOC: Dexia Credit Local, 1.580%, 03/05/09	38,775
3,030	District of Columbia Housing Finance Agency, Multi-Family Housing, Trenton Park Apartments Project, Rev., VRDO, LOC: Bank of America N.A., 0.900%, 03/05/09	3,030
15,265	District of Columbia Water & Sewer Authority, Series 2979, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 0.660%, 03/05/09 (e)	15,265
6,155	District of Columbia Water & Sewer Authority, EAGLE, Series 2008-0036, Class A, Rev., VRDO, FSA, LIQ: Citigroup Financial Products, 1.340%, 03/05/09	6,155
2,300	District of Columbia, American Psychology Association, Rev., VRDO, LOC: Bank of America N.A., 0.670%, 03/05/09	2,300
15,000	District of Columbia, Edmund Burke School, Rev., VRDO, LOC: Bank of America N.A., 0.650%, 03/05/09	15,000
7,500	District of Columbia, Enterprise Zone, House on F Street Project , Rev., VRDO, LOC: Bank of New York, 0.850%, 03/02/09	7,500
31,455	District of Columbia, MERLOTS, Series B-34, GO, VRDO, FSA, 1.400%, 03/04/09	31,455
19,450	District of Columbia, Multimodal, American University, Rev., VRDO, 0.500%, 03/04/09	19,450
1,760	District of Columbia, National Children’s Center, Rev., VRDO, LOC: Bank of America N.A., 0.650%, 03/05/09	1,760
23,770	District of Columbia, National Geographic Society, Rev., VRDO, 0.500%, 03/04/09	23,770
1,900	District of Columbia, Pooled Loan Program, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.650%, 03/05/09	1,900
20,000	District of Columbia, The American University, Rev., VRDO, LOC: Bank of America N.A., 0.600%, 03/02/09	20,000
31,000	District of Columbia, The Pew Charitable Trust, Series A, Rev., VRDO, LOC: PNC Bank N.A., 0.600%, 03/05/09	31,000
16,420	District of Columbia, Trinity College Issue, Rev., VRDO, LOC: Wachovia Bank N.A., 0.610%, 03/05/09	16,420
27,860	Eclipse Funding Trust, Solar Eclipse , Series 2007-0056, Rev., VRDO, FGIC, LIQ: U.S. Bank N.A., 0.570%, 03/05/09	27,860
15,290	Eclipse Funding Trust, Solar Eclipse, District of Columbia, Series 2006-0110, Rev., VRDO, AMBAC, LIQ: U.S. Bank N.A., 0.570%, 03/05/09	15,290
31,385	Eclipse Funding Trust, Solar Eclipse, Washington D.C., Series 2007-0221, Rev., VRDO, AMBAC, LIQ: U.S. Bank N.A., 0.570%, 03/05/09	31,385
41,305	Washington Convention Center Authority, Series PT-3872, Rev., VRDO, FSA-CR, AMBAC, LIQ: Merrill Lynch Capital Services, 0.930%, 03/09/09	41,305
		476,472
	Florida — 6.1%
45,000	Alachua County Health Facilities Authority, Series 2654, Rev., VRDO, BHAC-CR, LIQ: Morgan Stanley Municipal Funding, 0.660%, 03/05/09	45,000
11,150	Alachua County IDA, Florida Rock Industrial Project, Rev., VRDO, LOC: Bank of America N.A., 0.900%, 03/05/09	11,150
	Austin Trust Various States, Special Assessment,
12,885	Series 2007-340, VRDO, LOC: Bank of America N.A., LIQ: Bank of America N.A., 0.770%, 03/05/09	12,885
46,330	Series 2008-346, VRDO, LOC: Bank of America N.A., LIQ: Bank of America N.A., 0.770%, 03/05/09	46,330
4,600	Broward County Educational Facilities Authority, Nova Southeastern University, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.600%, 03/02/09	4,600
23,335	Broward County School Board, COP, VRDO, FSA, 0.650%, 03/02/09	23,335
8,855	City of Fort Myers, Series 2077 , Rev., VRDO, MBIA, LIQ: Wells Fargo & Company, 0.660%, 03/05/09 (e)	8,855
11,900	City of Jacksonville, Series B, Rev., VRDO, LOC: Suntrust Bank, 0.620%, 03/02/09	11,900
12,675	City of Lakeland, Southern College Project, Rev., VRDO, LOC: Suntrust Bank, 0.570%, 03/02/09	12,675
22,285	County of Orange, Series 2352, Rev., VRDO, FGIC, LIQ: Wells Fargo & Company, 0.660%, 03/05/09	22,285
19,305	County of Polk, Series ROCS-RR-II-R-12143, Rev., VRDO, BHAC, LIQ: Citigroup Financial Products, 1.050%, 03/05/09	19,305

SEE NOTES TO FINANCIAL STATEMENTS.

32   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Florida — Continued
106,850	Deutsche Bank Spears/Lifers Trust Various States, Series DB-459, Rev., VRDO, FSA, LIQ: Deutsche Bank A.G., 0.640%, 03/05/09	106,850
8,420	Eclipse Funding Trust, Solar Eclipse, Series 2006-0043, Rev., VRDO, MBIA, LIQ: U.S. Bank N.A., 0.600%, 03/05/09 (e)	8,420
24,195	Eclipse Funding Trust, Solar Eclipse, Golden, Series 2006-0125, COP, VRDO, LIQ: U.S. Bank N.A., 0.570%, 03/05/09 (e)	24,195
	Eclipse Funding Trust, Solar Eclipse, Miami,
11,255	Series 2006-0049, GO, VRDO, FGIC, LIQ: U.S. Bank N.A., 0.600%, 03/05/09	11,255
9,945	Series 2007-0045, Rev., VRDO, AMBAC, LIQ: U.S. Bank N.A., 0.750%, 03/02/09	9,945
9,185	Eclipse Funding Trust, Solar Eclipse, Palm Bay, Series 2006-0136, Rev., VRDO, FSA, LIQ: U.S. Bank N.A., 0.570%, 03/05/09	9,185
19,020	Eclipse Funding Trust, Solar Eclipse, Peace, Series 2006-0144, Rev., VRDO, FSA, LIQ: U.S. Bank N.A., 0.600%, 03/05/09	19,020
8,680	Eclipse Funding Trust, Solar Eclipse, Port S, Series 2006-0135, GO, VRDO, MBIA, LIQ: U.S. Bank N.A., 0.600%, 03/05/09	8,680
35,660	Eclipse Funding Trust, Solar Eclipse, South, Series 2007-0035, COP, VRDO, AMBAC, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.570%, 03/05/09	35,660
5,900	Florida Gulf Coast University Finance Corp., Student Union Project , Series B, Rev., VRDO, LOC: Wachovia Bank N.A., 0.550%, 03/02/09	5,900
6,350	Florida Housing Finance Agency, Multi-Family Housing, Banyon Bay Partners, Series FF, Rev., VRDO, FNMA, LIQ: FNMA, 0.470%, 03/04/09	6,350
9,000	Florida Housing Finance Agency, Multi-Family Housing, Heron Park Project, Series U, Rev., VRDO, AMT, FNMA, LIQ: FNMA, 0.950%, 03/02/09	9,000
8,225	Florida Housing Finance Corp., Monterey Lake, Series C, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.670%, 03/04/09	8,225
	Florida Municipal Power Agency,
5,000	Class C, Rev., VRDO, LOC: Bank of America N.A., 0.600%, 03/02/09	5,000
15,810	Series E, Rev., VRDO, LOC: Suntrust Bank, 0.600%, 03/02/09	15,810
	Florida State Board of Education,
16,840	Series ROCS-RR-II-R-12024, Rev., VRDO, AMBAC, LIQ: Citibank N.A., 1.570%, 03/05/09	16,840
31,215	Series ROCS-RR-II-R-12079, GO, VRDO, LIQ: Citibank N.A., 0.720%, 03/05/09	31,215
	Florida State Board of Education, EAGLE,
21,445	Series 2007-0048, Class A, GO, VRDO, LIQ: Citibank N.A., 0.680%, 03/05/09	21,445
29,585	Series 2007-0049, Class A, GO, VRDO, LIQ: Citibank N.A., 0.670%, 03/05/09	29,585
15,000	Florida State Board of Education, Lottery Revenue, EAGLE, Series 2008-0004, Class A, Rev., VRDO, MBIA-RE, FGIC, LIQ: Citigroup Financial Products, 1.100%, 03/05/09 (e)	15,000
8,000	Hillsborough County IDA, Carrollwood Day School Project, Rev., VRDO, LOC: Mercantile Bank of Michigan, 0.580%, 03/02/09	8,000
4,365	Jacksonville Health Facilities Authority, Series C, Rev., VRDO, FSA, LOC: Bank of America N.A., 0.600%, 03/02/09	4,365
	JEA, Electric Systems,
11,100	Series 3-A, Rev., VRDO, 0.650%, 03/02/09	11,100
28,850	Series 3C-2, Rev., VRDO, 0.420%, 03/02/09	28,850
8,245	Series 3C-4, Rev., VRDO, 0.420%, 03/02/09	8,245
32,005	Sub Series D, Rev., VRDO, 0.650%, 03/02/09	32,005
15,000	JEA, Water & Sewer Systems, Series A-2, Rev., VRDO, 0.400%, 03/02/09	15,000
13,190	Lee County Development Authority, North Fort Myers Utilities, Series A, Rev., VRDO, LOC: Suntrust Bank, 0.870%, 03/02/09	13,190
	Lee Memorial Health System,
22,015	Series 2713, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 0.660%, 03/05/09	22,015
11,600	Series A, Rev., VRDO, LOC: Bank of America N.A., 0.550%, 03/02/09	11,600
1,830	Miami Health Facilities Authority, Mercy Hospital Project, Rev., VRDO, LOC: Nationsbank N.A., 0.590%, 03/04/09	1,830
	Miami-Dade County, Aviation, EAGLE,
17,120	Series 2006-0029, Class A, Rev., VRDO, BHAC, FSA-CR, FGIC, LIQ: Helaba, 0.750%, 03/05/09	17,120
59,300	Series 2007-0073, Class A, Rev., VRDO, BHAC-CR, AGC-ICC, XLCA, LIQ: Helaba, 0.830%, 03/05/09	59,300
44,140	Series 2007-0105, Class A, Rev., VRDO, BHAC-CR, MBIA, LIQ: Citibank N.A., 0.820%, 03/05/09	44,140
6,700	Nassau County, PCR, Private Activity, Rayonier, Inc. Project , Rev., VRDO, LOC: Bank of America N.A., 0.650%, 03/02/09	6,700

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   33

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Florida — Continued
12,080	Orange County Health Facilities Authority, Orlando Regional Healthcare Systems, Class A-1, Rev., VRDO, FSA, 2.000%, 03/02/09	12,080
5,600	Orange County Housing Finance Authority, Multi-Family Housing, Club Eustis, Series B, Rev., VRDO, LOC: Compass Bank, 0.800%, 03/09/09	5,600
7,945	Orange County Housing Finance Authority, Multi-Family Housing, Falcon Trace Apartments Project, Series D, Rev., VRDO, FNMA, LIQ: FNMA, 0.950%, 03/02/09	7,945
9,701	Orange County Housing Finance Authority, Multi-Family Housing, Regal Pointe Apartments, Series A, Rev., VRDO, FHLMC, LOC: Nationsbank N.A., LIQ: FHLMC, 0.900%, 03/02/09	9,701
3,720	Orange County Housing Finance Authority, Multi-Family Housing, Water View Club Apartments, Series D, Rev., VRDO, FNMA, LIQ: FNMA, 0.950%, 03/09/09	3,720
48,000	Orange County IDA, Diocese Orlando Project, Rev., VRDO, LOC: Wachovia Bank N.A., 0.580%, 03/02/09	48,000
	Orlando & Orange County Expressway Authority,
26,260	Series C-1, Rev., VRDO, FSA, 2.750%, 03/05/09	26,260
49,225	Sub Series B-1, Rev., VRDO, LOC: Bank of America N.A., 0.650%, 03/02/09	49,225
58,000	Sub Series B-2, Rev., VRDO, LOC: Suntrust Bank, 0.570%, 03/02/09	58,000
129,760	Sub Series B-3, Rev., VRDO, LOC: Wachovia Bank N.A., 0.580%, 03/02/09	129,760
97,620	Sub Series B-4, Rev., VRDO, LOC: Wachovia Bank N.A., 0.580%, 03/02/09	97,620
123,750	Orlando & Orange County Expressway Authority, EAGLE, Series 2007-0081, Class A, Rev., VRDO, BHAC, FSA, LIQ: Citibank N.A., 0.750%, 03/05/09	123,750
7,280	Osceola County Housing Finance Authority, Multi-Family Housing, Arrow Ridge Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.950%, 03/02/09	7,280
24,500	Palm Beach County, Pine Crest Preparatory, Rev., VRDO, LOC: Bank of America N.A., 0.650%, 03/05/09	24,500
87,840	Pasco County School Board, Series A, COP, VRDO, LOC: Wachovia Bank N.A., 0.580%, 03/02/09	87,840
75,215	Pinellas County Health Facility Authority, Baycare Health System, Series B-1, Rev., VRDO, FSA, 2.250%, 03/02/09	75,215
885	Pinellas County Housing Finance Authority, Series MT-009, Rev., VRDO, 0.960%, 03/09/09	885
81,725	Sarasota County Public Hospital District, Sarasota Memorial Hospital, Series B, Rev., VRDO, LOC: Wachovia Bank N.A., 0.630%, 03/02/09	81,725
21,125	South Miami Health Facilities Authority, Series 2833, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 0.660%, 03/05/09	21,125
8,265	State of Florida, MERLOTS, Series C07, GO, VRDO, 0.650%, 03/04/09	8,265
12,900	Tohopekaliga Water Authority, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.560%, 03/02/09	12,900
	Volusia County Health Facilities Authority,
15,860	Series A, Rev., VRDO, LOC: Suntrust Bank N.A., 0.580%, 03/02/09	15,860
26,945	Series MT-151, Rev., VRDO, AMBAC, LIQ: Merrill Lynch International Bank Ltd., 0.630%, 03/02/09	26,945
3,600	West Orange Healthcare District, Series B, Rev., VRDO, LOC: Suntrust Bank, Central Florida, 0.740%, 03/05/09	3,600
		1,837,161
	Georgia — 2.5%
10,000	Albany-Dougherty County Hospital Authority, Class A, Rev., VRDO, LOC: Suntrust Bank, 0.600%, 03/02/09	10,000
12,500	Athens-Clarke County Unified Government Development Authority, Piedmont College Project, Rev., VRDO, LOC: Suntrust Bank, 0.620%, 03/02/09	12,500
5,035	Atlanta Urban Residential Finance Authority, Multi-Family Housing, The Park at Lakewood, Rev., VRDO, LOC: FHLMC, 0.900%, 03/02/09	5,035
1,400	Bartow County Development Authority, Georgia Power Co., Bowen, Second Series, Series 2, Rev., VRDO, 0.750%, 03/02/09	1,400
11,350	Carrollton Housing Authority, Magnolia Lake Apartments Project, Rev., VRDO, LOC: Suntrust Bank, 0.870%, 03/02/09	11,350
62,660	City of Atlanta, EAGLE, Class A, Rev., VRDO, BHAC, FSA, LIQ: Helaba, 0.750%, 03/05/09	62,660
10,000	Clayton County Hospital Authority, Series B, Rev., VRDO, LOC: Suntrust Bank, Atlanta, 0.620%, 03/02/09	10,000
14,300	Cobb County Development Authority, Whitefield Academy, Inc. Project, Rev., VRDO, LOC: RBC Centura Bank, 0.600%, 03/02/09	14,300

SEE NOTES TO FINANCIAL STATEMENTS.

34   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Georgia — Continued
32,670	Cobb County Housing Authority, Multi-Family Housing, Series ROCS-RR-II-R-10257CE, Rev., VRDO, LIQ: Citigroup Financial Products, 1.350%, 03/05/09	32,670
3,400	Cobb County Housing Authority, Multi-Family Housing, Greenhouse Frey Apartments Project, Rev., VRDO, FNMA, LIQ: FNMA, 0.500%, 03/04/09	3,400
8,980	De Kalb County Development Authority, Inland Fresh Seafood Corp., Rev., VRDO, LOC: Bank of America N.A., 0.900%, 03/05/09	8,980
28,710	De Kalb County Housing Authority, Multi-Family Housing, Series ROCS-RR-II-R-13002CE, Rev., VRDO, LIQ: Citigroup Financial Products, 1.350%, 03/05/09	28,710
8,760	De Kalb County Housing Authority, Multi-Family Housing, Chapel Run Apartments Project, Rev., VRDO, FNMA, LIQ: FNMA, 0.750%, 03/05/09	8,760
11,745	De Kalb County Housing Authority, Multi-Family Housing, Robins Landing Project, Rev., VRDO, FNMA, LIQ: FNMA, 0.750%, 03/05/09	11,745
10,735	De Kalb County Housing Authority, Multi-Family Housing, Timber Trace Apartments Project, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.650%, 03/05/09	10,735
23,415	DeKalb Newton & Gwinnett Counties Joint Development Authority, GPC Real Estate Student I, Rev., VRDO, LOC: Wachovia Bank N.A., 0.650%, 03/02/09	23,415
15,230	Eclipse Funding Trust, Solar Eclipse, Series 2007-0117, Rev., VRDO, AMBAC, LIQ: U.S. Bank N.A., 0.570%, 03/05/09	15,230
21,475	Eclipse Funding Trust, Solar Eclipse, Cobb County, Series 2006-0105, Rev., VRDO, MBIA, LIQ: U.S. Bank N.A., 0.570%, 03/05/09	21,475
9,950	Eclipse Funding Trust, Solar Eclipse, De Kalb County, Series 2006-0074, Rev., VRDO, FSA, LIQ: U.S. Bank N.A., 0.600%, 03/05/09	9,950
600	Fulton County Development Authority, Arthritis Foundation, Inc. Project, Rev., VRDO, LOC: Suntrust Bank, Atlanta, 0.620%, 03/02/09	600
9,085	Fulton County Development Authority, Georgia Tech Facilities Project, Series C, Rev., VRDO, 1.800%, 05/07/09	9,085
7,060	Fulton County Development Authority, St. George Village CCRC Project, Rev., VRDO, LOC: Bank of America N.A., 0.650%, 03/05/09	7,060
11,715	Fulton County Development Authority, Woodward Academy, Inc. Project, Rev., VRDO, LOC: Suntrust Bank, 0.620%, 03/04/09	11,715
21,225	Fulton County Hospital Authority, Northside Hospital Inc., Series A, Rev., VRDO, LOC: Wachovia Bank N.A., 0.580%, 03/02/09	21,225
5,010	Griffin-Spaulding County Development Authority IDA, Norcom, Inc. Project, Rev., VRDO, LOC: Lasalle Bank N.A., 0.900%, 03/05/09	5,010
5,671	Gwinnett County Development Authority, Civic & Cultural Center Project, Rev., VRDO, 0.620%, 03/04/09	5,671
9,450	Gwinnett County Water & Sewerage Authority, Series A, Rev., VRDO, 0.620%, 03/04/09	9,450
14,015	Gwinnett County Water & Sewerage Authority, MERLOTS, Series K15, Rev., VRDO, 0.650%, 03/04/09	14,015
16,640	Henry County Water & Sewer Authority, EAGLE, Series 2005-0008, Class A, Rev., VRDO, BHAC, FSA-CR, MBIA, LIQ: Helaba, 0.750%, 03/05/09	16,640
30,910	La Grange Development Authority, Largrange College Project, Rev., VRDO, LOC: Suntrust Bank, 0.580%, 03/02/09	30,910
600	Marietta Housing Authority, Concepts 21 Apartments, Rev., VRDO, FNMA, LIQ: FNMA, 0.640%, 03/02/09	600
18,605	Metropolitan Atlanta Rapid Transit Authority, Series SG-57, Rev., VRDO, AMBAC, LIQ: Societe Generale, 0.790%, 03/07/09	18,605
	Private Colleges & Universities Authority, Emory University,
42,790	Series B, Rev., VRDO, 0.350%, 03/04/09 (p)	42,790
16,640	Series B, Rev., VRDO, 0.400%, 03/09/09 (p)	16,640
64,975	Series B-1, Rev., VRDO, 0.300%, 03/02/09	64,975
7,200	Series B-2, Rev., VRDO, 0.400%, 03/02/09	7,200
32,735	Puttable Floating Option Tax-Exempt Receipts, Series MT-507, Rev., VRDO, LIQ: Helaba, 0.750%, 03/02/09	32,735
35,000	Richmond County Development Authority, MCG Health, Inc. Project, Series A, Rev., VRDO, LOC: UBS A.G., 0.520%, 03/02/09	35,000
17,245	Savannah EDA, Series A, Rev., VRDO, LOC: Wachovia Bank N.A., 0.580%, 03/02/09	17,245
54,569	State of Georgia, Series H-2, GO, VRDO, 0.730%, 03/02/09	54,569
15,000	Wayne County IDA, Rayonier Project, Rev., VRDO, LOC: Suntrust Bank, Atlanta, 0.870%, 03/02/09	15,000

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   35

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Georgia — Continued
11,000	Winder-Barrow County Joint Development Authority, Republic Services Inc. Project, Rev., VRDO, LOC: Suntrust Bank, 0.870%, 03/02/09	11,000
		750,055
	Hawaii — 0.3%
	Eclipse Funding Trust, Solar Eclipse, Honolulu,
13,910	Series 2006-0096, Rev., VRDO, MBIA, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.600%, 03/05/09	13,910
9,385	Series 2006-0123, Rev., VRDO, FGIC, LIQ: U.S. Bank N.A., 0.600%, 03/05/09	9,385
19,485	Hawaii State Department of Budget & Finance, Series 2135, Rev., VRDO, FGIC, LIQ: Wells Fargo & Company, 0.660%, 03/05/09	19,485
12,227	Hawaii State Department of Budget & Finance, Special Purpose, Wailuku River Hydroelectric, ACES, Rev., VRDO, LOC: Union Bank of Canada N.A., 1.000%, 03/03/09	12,227
14,225	University of Hawaii, Series PZ-193, Rev., VRDO, MBIA, LIQ: Wells Fargo Bank N.A., 0.670%, 03/09/09	14,225
19,800	University of Hawaii, EAGLE, Series 2007-0809, Class A, Rev., VRDO, BHAC-CR, MBIA, LIQ: Citibank N.A., 0.730%, 03/05/09	19,800
		89,032
	Idaho — 0.6%
	Idaho Housing & Finance Association, Single Family Mortgage,
10,800	Series A, Class I, Rev., VRDO, 0.700%, 03/04/09	10,800
12,795	Series B, Class 1, Rev., VRDO, 0.700%, 03/04/09	12,795
8,425	Series C, Rev., VRDO, 1.250%, 03/04/09	8,425
9,520	Series C, Class I, Rev., VRDO, 1.250%, 03/04/09	9,520
10,015	Series D, Class I, Rev., VRDO, 0.700%, 03/04/09	10,015
10,100	Series D, Class I, Rev., VRDO, 1.250%, 03/04/09	10,100
15,000	Series D-1, Class I, Rev., VRDO, LIQ: Lloyds TSB Bank plc, 0.700%, 03/04/09	15,000
16,310	Series F, Class I, Rev., VRDO, 0.700%, 03/04/09	16,310
22,000	Series F-1, Rev., VRDO, LIQ: Lloyds TSB Bank plc, 0.700%, 03/04/09	22,000
5,995	Series F-1, Class 1, Rev., VRDO, 1.250%, 03/04/09	5,995
10,130	Idaho State Building Authority, Prison Facilities Project, Series A, Rev., VRDO, 0.600%, 03/02/09	10,130
55,500	State of Idaho, TRAN, GO, 3.000%, 06/30/09	55,679
		186,769

	Illinois — 3.2%
	Chicago O’Hare International Airport,
15,340	Series ROCS-RR-II-R-10331, Rev., VRDO, BHAC-CR, AMBAC, LIQ: Citibank N.A., 0.820%, 03/05/09 (e)	15,340
21,135	Series ROCS-RR-II-R-11430, Rev., VRDO, FSA, LIQ: Citibank N.A., 1.760%, 03/05/09	21,135
26,765	Series ROCS-RR-II-R-12059, Rev., VRDO, FSA-CR, FGIC, LIQ: Citigroup Financial Products, 2.080%, 03/05/09	26,765
31,680	Series ROCS-RR-II-R-12116, Rev., VRDO, FSA-CR, FGIC, LIQ: Citigroup Financial Products, 2.080%, 03/05/09	31,680
2,500	Chicago O’Hare International Airport, Compagnie Nationale Air France, Rev., VRDO, LOC: Societe Generale, 0.770%, 03/04/09	2,500
5,000	Chicago O’Hare International Airport, General Airport, Second Lien, ACES, Series B, Rev., VRDO, LOC: Bayerische Landesbank, 0.750%, 03/09/09	5,000
	City of Chicago,
20,000	Sub Series 04-1, Rev., VRDO, LOC: California Public Employees Retirement Fund, 0.500%, 03/02/09	20,000
10,000	Sub Series 04-2, Rev., VRDO, LOC: California Public Employees Retirement Fund, 0.500%, 03/02/09	10,000
34,730	City of Chicago, Multi-Family Housing, Series ROCS-RR-II-R-13040CE, Rev., VRDO, LIQ: Citigroup Financial Products, 1.350%, 03/05/09	34,730
5,755	City of Chicago, Multi-Family Housing, Barbara Jean Wright Apartments, Series A, Rev., VRDO, LOC: Lasalle Bank N.A., 0.900%, 03/02/09	5,755
17,500	Cook County, Series S, GO, 3.000%, 08/03/09	17,604
	Deutsche Bank Spears/Lifers Trust Various States,
23,025	Series DB-300, Rev., VRDO, MBIA, LIQ: Deutsche Bank A.G., 0.650%, 03/09/09	23,025
21,590	Series DB-309, GO, VRDO, FSA, LIQ: Deutsche Bank A.G., 0.650%, 03/09/09	21,590
14,675	Series DB-322, Rev., VRDO, MBIA, LIQ: Deutsche Bank A.G., 0.650%, 03/09/09	14,675

SEE NOTES TO FINANCIAL STATEMENTS.

36   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Illinois — Continued
11,035	Series DB-368, Rev., VRDO, AMBAC, LIQ: Deutsche Bank A.G., 0.650%, 03/09/09	11,035
5,235	Series DB-400, GO, VRDO, FSA, LIQ: Deutsche Bank A.G., 0.650%, 03/09/09	5,235
	Eclipse Funding Trust, Solar Eclipse, Chicago,
9,260	Series 2006-0003, GO, VRDO, FSA, LIQ: U.S. Bank N.A., 0.520%, 03/09/09	9,260
10,345	Series 2006-0131, GO, VRDO, FSA, LIQ: U.S. Bank N.A., 0.600%, 03/05/09	10,345
	Eclipse Funding Trust, Solar Eclipse, Illinois,
27,470	Series 2006-0098, Rev., VRDO, FGIC, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.570%, 03/05/09	27,470
41,495	Series 2006-0104, GO, VRDO, AMBAC-TCRS-Bank of New York, LIQ: U.S. Bank N.A., 0.750%, 03/03/09 (e)	41,495
51,845	Eclipse Funding Trust, Solar Eclipse, Springfield, Series 2006-0007, Rev., VRDO, MBIA, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.570%, 03/05/09	51,845
4,300	Galesburg, Knox College Project, Rev., VRDO, LOC: Lasalle National Bank, 0.650%, 03/02/09	4,300
3,900	Illinois Educational Facilities Authority, St. Xavier University Project, Series A, Rev., VRDO, LOC: Lasalle Bank N.A., 0.650%, 03/02/09	3,900
	Illinois Finance Authority,
9,500	Class A, Rev., VRDO,03/05/09	9,500
13,220	Series 2711, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 0.660%, 03/05/09	13,220
14,725	Series ROCS-RR-II-R-10020Z, Rev., VRDO, LIQ: Citigroup Financial Products, 0.670%, 03/05/09	14,725
17,055	Illinois Finance Authority, Advocate Health Care, Series A-3, Rev., VRDO, 1.900%, 04/01/09	17,055
11,380	Illinois Finance Authority, Clare Oaks, Series C, Rev., VRDO, LOC: Sovereign Bank F.S.B., 0.570%, 03/02/09	11,380
3,286	Illinois Finance Authority, IDR, Metropolitan Family Services, Rev., VRDO, LOC: Bank of America N.A., 0.650%, 03/05/09	3,286
15,000	Illinois Finance Authority, Loyola University Health System, Series B , Rev., VRDO, LOC: Harris N.A., 0.580%, 03/02/09	15,000
8,500	Illinois Finance Authority, North Central College, Rev., VRDO, LOC: Bank of America N.A., 0.650%, 03/02/09	8,500
24,625	Illinois Finance Authority, Northwestern Memorial Hospital, Series A-1, Rev., VRDO, 0.550%, 03/02/09	24,625
33,225	Illinois Finance Authority, Northwestern University, Sub Series A, Rev., VRDO, 0.500%, 03/02/09	33,225
10,000	Illinois Finance Authority, Residential Rental, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.820%, 03/04/09	10,000
9,500	Illinois Finance Authority, Swedish Covenant, Series B, Rev., VRDO, LOC: Allied Irish Bank plc, 0.800%, 03/02/09	9,500
3,065	Illinois Finance Authority, Toughy Ltd. Partnership Project, Rev., VRDO, LOC: Lasalle National Bank, 0.900%, 03/04/09	3,065
8,359	Illinois Finance Authority, University of Chicago, Series B, Rev., VRDO, 0.300%, 03/02/09	8,359
23,740	Illinois Finance Authority, Vincent De Paul Project, Series A, Class A, Rev., VRDO, 0.420%, 03/02/09	23,740
16,263	Illinois Health Facilities Authority, Advocate Health Care Network, Class C, Rev., VRDO, 0.770%, 02/26/10	16,263
15,000	Illinois Health Facilities Authority, Revolving Pooled Funds, Series B, Rev., VRDO, LOC: Bank of America N.A., 0.650%, 03/02/09	15,000
	Illinois Housing Development Authority, Homeowner Mortgage,
10,175	Series A-3, Rev., VRDO, AMT, 0.770%, 03/04/09	10,175
7,500	Series C-3, Rev., VRDO, AMT, 0.780%, 03/04/09	7,500
7,000	Illinois Housing Development Authority, Southern Hills/Orlando, Series B, Rev., VRDO, FSA, 3.450%, 03/02/09	7,000
	Illinois State Toll Highway Authority,
46,600	Series B, Rev., VRDO, FSA, 1.650%, 03/05/09	46,600
33,100	Series B, Rev., VRDO, FSA, 1.650%, 03/05/09	33,100
50,500	Illinois State Toll Highway Authority, Senior Priority, Series A-1, Rev., VRDO, 3.500%, 03/02/09	50,500
7,315	Jackson-Union Counties Regional Port District, Rev., VRDO, LOC: Wachovia Bank N.A., 0.750%, 03/09/09	7,315
7,860	Joliet Regional Port District, Exxon Project, Rev., VRDO, 0.300%, 03/02/09	7,860
1,840	Lake County IDR, A.L. Hansen Manufacturing Co. Project, Series A, Rev., VRDO, LOC: Harris Trust & Savings Bank, 1.070%, 03/02/09	1,840

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   37

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Illinois — Continued
27,950	Metropolitan Pier & Exposition Authority, Series ROCS-RR-II-R-10300, Rev., VRDO, MBIA, LIQ: Citigroup Financial Products, 1.170%, 03/05/09	27,950
74,175	Regional Transportation Authority, Series DCL-020, Rev., VRDO, FSA, LOC: Dexia Credit Local, LIQ: Dexia Credit Local, 3.500%, 03/05/09	74,175
7,755	State of Illinois, Sales Tax, Municipal Securities Trust Certificates, Series SG-9, VRDO, FSA, LIQ: Societe Generale, 0.730%, 03/09/09	7,755
18,300	University of Illinois, Health Services Facilities Authority, Series B, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.680%, 03/02/09	18,300
		951,197
	Indiana — 1.3%
5,000	De Kalb County, Economic Development, New Process Steel Project, Rev., VRDO, LOC: Bank of America N.A., 0.920%, 03/05/09	5,000
23,720	Deutsche Bank Spears/Lifers Trust Various States, Series DB-355, Rev., VRDO, AMBAC, LIQ: Deutsche Bank A.G., 0.650%, 03/09/09	23,720
9,565	Eclipse Funding Trust, Solar Eclipse, Series 2007-0098, Rev., VRDO, MBIA, LIQ: U.S. Bank N.A., 0.600%, 03/05/09	9,565
13,685	Eclipse Funding Trust, Solar Eclipse, Carmel, Series 2006-0120, Rev., VRDO, MBIA, LIQ: U.S. Bank N.A., 0.570%, 03/05/09	13,685
25,895	Eclipse Funding Trust, Solar Eclipse, Decatur, Series 2006-0162, Rev., VRDO, FSA, LIQ: U.S. Bank N.A., 0.570%, 03/05/09	25,895
	Eclipse Funding Trust, Solar Eclipse, Indiana,
17,395	Series 2006-0092, Rev., VRDO, AMBAC, LIQ: U.S. Bank N.A., 0.570%, 03/05/09	17,395
14,545	Series 2006-0100, Rev., VRDO, FGIC, LIQ: U.S. Bank N.A., 0.600%, 03/05/09	14,545
21,510	Series 2006-0138, Rev., VRDO, AMBAC, LIQ: U.S. Bank N.A., 0.530%, 03/09/09	21,510
32,200	Indiana Finance Authority, Clarian Health, Series B, Rev., VRDO, LOC: Allied Irish Bank plc, 0.750%, 03/02/09	32,200
65,025	Indiana Health Facility Financing Authority, Ascension Health Credit Group, Series A-2, Rev., VRDO, 0.350%, 03/02/09	65,025
2,385	Indiana Health Facility Financing Authority, Community Hospitals Project, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.650%, 03/02/09	2,385
7,405	Indiana Housing & Community Development Authority, Series 1423 R, Rev., VRDO, GNMA/FNMA, 0.780%, 03/09/09	7,405
15,115	Indiana Municipal Power Agency Supply System, Series ROCS-RR-II-R-11232, Rev., VRDO, BHAC-CR, MBIA, LIQ: Citibank N.A., 0.740%, 03/05/09	15,115
6,900	Indiana State Finance Authority Revenue, Ispat Inland, Inc., Rev., VRDO, LOC: Royal Bank of Scotland, 0.650%, 03/04/09	6,900
	Indiana State Finance Authority, Trinity Health,
21,000	Series D-1, Rev., VRDO, 0.550%, 03/02/09	21,000
21,250	Series D-2, Rev., VRDO, 0.550%, 03/02/09	21,250
	Indiana Transportation Finance Authority, Municipal Securities Trust Receipts,
2,900	Series SGA-113, Rev., VRDO, LIQ: Societe Generale, 0.670%, 03/02/09 (p)	2,900
18,600	Series SGA-151, Class A, Rev., VRDO, LIQ: Societe Generale, 0.650%, 03/04/09	18,600
23,000	Indianapolis Local Public Improvement Bond Bank, Series A, Rev., VRDO, 0.780%, 12/01/09	23,000
48,650	Purdue University, Student Facility Systems, Series C, Rev., VRDO, 0.400%, 03/02/09	48,650
		395,745
	Iowa — 0.6%
18,570	Eclipse Funding Trust, Solar Eclipse, Series 2007-0109, Rev., VRDO, MBIA, LIQ: U.S. Bank N.A., 0.570%, 03/05/09	18,570
	Iowa Finance Authority, Iowa Health System,
68,125	Series B-1, Rev., VRDO, AMBAC, 0.700%, 03/03/09	68,125
68,125	Series B-2, Rev., VRDO, AMBAC, 0.700%, 03/03/09	68,125
	Iowa Finance Authority, Single Family Mortgage,
5,900	Series F, Rev., VRDO, GNMA/FNMA, FHA/VA, 0.700%, 03/02/09	5,900
7,030	Series I, Rev., VRDO, GNMA/FNMA COLL, 0.700%, 03/02/09	7,030
		167,750
	Kansas — 0.3%
	Kansas State Department of Transportation, Highway,
36,775	Series A-4, Rev., VRDO, 0.500%, 03/09/09	36,775
50,000	Series C-2, Rev., VRDO, 0.570%, 03/04/09	50,000
9,780	Overland Park, Series SG-155, GO, VRDO, 0.640%, 03/05/09	9,780
		96,555

SEE NOTES TO FINANCIAL STATEMENTS.

38   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Kentucky — 2.5%
11,785	City of Jeffersontown, Lease Program, Kentucky League of Cities Funding Trust, Rev., VRDO, LOC: U.S. Bank N.A., 0.620%, 03/02/09	11,785
17,000	County of Allen, Camp Courageous Project, Rev., VRDO, LOC: Suntrust Bank, 0.620%, 03/02/09	17,000
16,600	County of Carroll, North American Stainless Project, Series N, Rev., VRDO, LOC: Lasalle Bank N.A., 0.900%, 03/05/09	16,600
	Kentucky Housing Corp.,
10,300	Series F, Rev., VRDO, AMT, 0.850%, 03/02/09	10,300
21,375	Series H, Rev., VRDO, AMT, 0.850%, 03/02/09	21,375
21,000	Series M, Rev., VRDO, AMT, 0.850%, 03/02/09	21,000
	Kentucky Public Energy Authority,
179,002	Series A, Rev., VRDO, 0.550%, 03/02/09	179,002
225,002	Series A-1, Rev., VRDO, 0.650%, 03/05/09	225,002
197,527	Series A-2, Rev., VRDO, 0.650%, 03/05/09	197,527
28,335	Louisville & Jefferson County, Metropolitan Sewer District, EAGLE, Series 2006-0053, Class A, Rev., VRDO, BHAC, FSA-CR, FGIC, LIQ: Citibank N.A., 0.740%, 03/05/09	28,335
32,700	Louisville Regional Airport Authority, OH LLC Project, Series A, Rev., VRDO, 0.500%, 03/02/09	32,700
		760,626
	Louisiana — 0.8%
12,049	Bank of New York Municipal Certificates Trust, Series BNY-2, Rev., VRDO, 0.950%, 03/05/09	12,049
23,010	Deutsche Bank Spears/Lifers Trust Various States, Series DBE-661, Rev., VRDO, AMBAC, LIQ: Deutsche Bank A.G., 0.620%, 03/02/09	23,010
13,600	East Baton Rouge Parish Industrial Development Board, Inc., Rev., VRDO, LOC: Bank of America N.A., 0.650%, 03/02/09	13,600
130,000	Lake Charles Harbor & Terminal District, Lake Charles Cogeneration Project, Rev., 2.250%, 03/02/09	130,000
30,000	Louisiana Public Facilities Authority, Dynamic Fuels LLC Project, Rev., VRDO, LOC: Suntrust Bank, 0.600%, 03/02/09	30,000
19,760	Parish of St John Baptist, Series 2116, Rev., VRDO, LIQ: Wells Fargo Bank N.A., 0.670%, 03/09/09	19,760
	Plaquemines Port Harbor & Terminal District, International Marine Terminal Project,
10,000	Series A , Rev., VRDO, LOC: Wachovia Bank N.A., 2.200%, 03/15/09	10,000
15,000	Series B, Rev., VRDO, LOC: Wachovia Bank N.A., 2.200%, 03/15/09	15,000
		253,419
	Maine — 0.4%
8,600	Finance Authority of Maine, Jackson Lab Issue, Rev., VRDO, LOC: Bank of America N.A., 0.720%, 03/05/09	8,600
67,725	Maine Health & Higher Educational Facilities Authority, Series H, Rev., VRDO, FSA, 0.560%, 03/02/09	67,725
55,445	State of Maine, GO, 2.500%, 06/17/09	55,586
		131,911
	Maryland — 1.8%
23,825	Baltimore IDA, Baltimore Capital Acquisition, Rev., VRDO, LOC: Bayerische Landesbank, 0.680%, 03/02/09	23,825
10,600	Maryland Health & Higher Educational Facilities Authority, Series E, Rev., VRDO, LOC: Suntrust Bank, 0.570%, 03/02/09	10,600
29,130	Maryland Health & Higher Educational Facilities Authority, John Hopkins University, Series B, Rev., VRDO, 0.250%, 03/02/09	29,130
25,325	Maryland Health & Higher Educational Facilities Authority, Pooled Loan Program, Series D, Rev., VRDO, LOC: Bank of America N.A., 0.600%, 03/02/09	25,325
10,000	Maryland Health & Higher Educational Facilities Authority, Suburban Hospital, Rev., VRDO, LOC: Suntrust Bank, 0.620%, 03/02/09	10,000
34,730	Maryland Health & Higher Educational Facilities Authority, Upper Chesapeake Hospital, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.600%, 03/02/09	34,730
11,700	Maryland State Community Development Administration, Department of Housing & Community Development, Multi-Family Housing, Series C, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.800%, 03/09/09	11,700
3,135	Maryland State Community Development Administration, Department of Housing & Community Development, Multi-Family Housing, Avalon Lea Apartment Project, Rev., VRDO, FNMA, LIQ: FNMA, 0.620%, 03/04/09	3,135
27,160	Maryland State Community Development Administration, Department of Housing & Community Development, Multi-Family Housing, Barrington Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.800%, 03/05/09	27,160

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   39

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Maryland — Continued
6,400	Maryland State Community Development Administration, Department of Housing & Community Development, Multi-Family Housing, Parklane Apartments, Series C, Rev., VRDO, FNMA, LIQ: FNMA, 0.580%, 03/04/09	6,400
18,000	Maryland State Community Development Administration, Department of Housing & Community Development, Multi-Family Housing, Residential, Series I, Rev., VRDO, AMT, 0.750%, 03/02/09	18,000
	Maryland State Economic Development Corp., Constellation Energy,
64,500	Series A, Rev., VRDO, LOC: Wachovia Bank N.A., 0.700%, 03/02/09	64,500
45,125	Series B, Rev., VRDO, LOC: Wachovia Bank N.A., 0.700%, 03/02/09	45,125
9,865	Maryland State Economic Development Corp., U.S. Pharmacopeial, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.600%, 03/02/09	9,865
15,000	Maryland State Energy Financing Administration Industrial Development Revenue, Rev., VRDO, LOC: Suntrust Bank, 0.870%, 03/02/09	15,000
21,405	Maryland State Stadium Authority Lease Revenue, Rev., VRDO, 2.100%, 03/04/09	21,405
27,650	Montgomery County Housing Opportunities Commission Housing Revenue, Oakfield Apartments, Issue I, Rev., VRDO, AMT, FNMA, LIQ: FNMA, 0.800%, 03/02/09	27,650
53,365	Montgomery County Housing Opportunities Commission Housing Revenue, The Grand-Issue I, Rev., VRDO, FNMA, LIQ: FNMA, 0.800%, 03/09/09	53,365
10,000	State of Maryland, Capital Improvements, State & Local Facilities, Series A, GO, 5.250%, 03/01/09	10,000
	Washington Suburban Sanitation District,
12,350	Series A, BAN, GO, VRDO, 0.550%, 03/04/09	12,350
5,700	Series A, BAN, GO, VRDO, 0.600%, 03/02/09	5,700
8,100	Series A, BAN, GO, VRDO, 0.600%, 03/04/09	8,100
59,000	Series A-7, BAN, GO, VRDO, 0.550%, 03/04/09	59,000
5,100	Washington Suburban Sanitation District, Multimodal, Series A, BAN, GO, VRDO, 0.600%, 03/04/09	5,100
		537,165
	Massachusetts — 3.0%
6,030	Canton Housing Authority, Multi-Family Housing, Canton Arboretum Apartments, Rev., VRDO, FNMA, LIQ: FNMA, 0.550%, 03/04/09	6,030
16,480	City of Boston, Mass. Water & Sewer Commission, Series SG-75, Rev., VRDO, LIQ: Societe Generale, 0.780%, 03/09/09 (e)	16,480
	Commonwealth of Massachusetts,
26,545	Series A, GO, VRDO, 0.570%, 03/02/09	26,545
1,000	Series B, GO, VRDO, 0.500%, 03/02/09	1,000
51,520	Series DC-8024, GO, VRDO, FSA, LOC: Dexia Credit Local, LIQ: Dexia Credit Local, 3.500%, 03/05/09	51,520
55,400	Series K, Rev., VRDO, MBIA-RE, FGIC, 4.100%, 03/05/09	55,400
	Eclipse Funding Trust, Solar Eclipse, Massachusetts,
13,795	Series 2007-0010, Rev., VRDO, FGIC, LIQ: U.S. Bank N.A., 0.580%, 03/05/09	13,795
31,035	Series 2007-0032, Rev., VRDO, AMBAC, LIQ: U.S. Bank N.A., 0.580%, 03/05/09	31,035
	Massachusetts Bay Transportation Authority,
68,645	Series A, Rev., 2.000%, 02/17/10	69,523
34,915	Series DC-8025, Rev., VRDO, LIQ: Dexia Credit Local, 3.500%, 03/05/09	34,915
46,610	Massachusetts Bay Transportation Authority, MERLOTS, Series B35, Rev., VRDO, 0.650%, 03/04/09	46,610
5,750	Massachusetts Bay Transportation Authority, Municipal Securities Trust Receipts, Series SGA-123, Rev., VRDO, LIQ: Societe Generale, 0.650%, 03/04/09 (e)	5,750
	Massachusetts Development Finance Agency, Boston University,
11,450	Series U6A, Rev., VRDO, LOC: Bank of America N.A., 0.450%, 03/02/09	11,450
7,000	Series U6B, Rev., VRDO, LOC: Allied Irish Bank plc, 0.800%, 03/02/09	7,000
2,000	Series U6D, Rev., VRDO, LOC: Allied Irish Bank plc, 0.380%, 03/02/09	2,000
3,400	Massachusetts Development Finance Agency, Dana Hall School, Rev., VRDO, LOC: Sovereign Bank F.S.B., 0.670%, 03/02/09	3,400
28,403	Massachusetts Development Finance Agency, Higher Education, Smith College, Rev., VRDO, 0.300%, 03/02/09	28,403
13,860	Massachusetts Development Finance Agency, Macon Trust, Series P, Rev., VRDO, AMBAC, 1.670%, 03/05/09	13,860
41,000	Massachusetts Development Finance Agency, Olin College, Series C-2, Rev., VRDO, LOC: RBS Citizens N.A., 0.600%, 03/02/09	41,000

SEE NOTES TO FINANCIAL STATEMENTS.

40   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Massachusetts — Continued
4,500	Massachusetts Development Finance Agency, Simmons College, Series G, Rev., VRDO, LOC: TD Banknorth N.A., 0.400%, 03/04/09	4,500
3,880	Massachusetts Development Finance Agency, The Bridge Issue, Rev., VRDO, LOC: Bank of America N.A., 0.600%, 03/02/09	3,880
	Massachusetts Health & Educational Facilities Authority, Capital Asset Program,
7,400	Series E, Rev., VRDO, LOC: Fleet National Bank, 0.600%, 03/02/09	7,400
26,450	Series M-4A, Rev., VRDO, LOC: Fleet National Bank, 0.750%, 03/09/09	26,450
31,835	Massachusetts Health & Educational Facilities Authority, Fairview Extended, Series B, Rev., VRDO, LOC: Bank of America N.A., 0.600%, 03/05/09	31,835
25,405	Massachusetts Health & Educational Facilities Authority, Mount Ida College, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.600%, 03/02/09	25,405
5,445	Massachusetts Health & Educational Facilities Authority, Partners Healthcare System, Series D-4, Rev., VRDO, 0.510%, 03/02/09	5,445
22,600	Massachusetts Health & Educational Facilities Authority, South Shore Property Inc., Series A, Rev., VRDO, LOC: Wachovia Bank N.A., 0.560%, 03/02/09	22,600
22,600	Massachusetts Health & Educational Facilities Authority, Stonehill College, Series K, Rev., VRDO, LOC: Bank of America N.A., 0.450%, 03/02/09	22,600
86,280	Massachusetts Housing Finance Agency, Series F, Rev., VRDO, FSA, 3.250%, 03/02/09	86,280
26,000	Massachusetts School Building Authority, Series ROCS-RR-II-R-12108, Rev., VRDO, FSA, LIQ: Citibank N.A., 1.050%, 03/05/09	26,000
	Massachusetts Water Resources Authority,
18,400	Series F, Rev., VRDO, 0.350%, 03/02/09	18,400
62,105	Sub Series A, Rev., VRDO, 1.370%, 03/02/09	62,105
19,800	Massachusetts Water Resources Authority, EAGLE, Series 2008-0044, Class A, Rev., VRDO, MBIA, LIQ: Citigroup Financial Products, 1.200%, 03/05/09	19,800
	Massachusetts Water Resources Authority, Multimodal,
7,600	Series B, Rev., VRDO, LOC: Helaba, 0.600%, 03/04/09	7,600
1,940	Series C, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.550%, 03/02/09	1,940
18,487	Town of Tewksbury, GO, BAN, 2.500%, 12/23/09	18,718
44,810	Wells Fargo Stage Trust, Series 22C, Rev., VRDO, AMBAC, LIQ: Wells Fargo & Company, 0.680%, 03/05/09 (e)	44,810
		901,484
	Michigan — 4.8%
	City of Detroit School District,
8,495	GO, VRDO, FSA, Q-SBLF, 1.020%, 03/05/09	8,495
26,830	Series DCL-045, GO, VRDO, FSA, Q-SBLF, LOC: Dexia Credit Local, LIQ: Morgan Stanley Municipal Funding, 3.500%, 03/05/09	26,830
12,375	Series ROCS-RR-II-R-12136, GO, VRDO, BHAC, FSA-CR, FGIC, Q-SBLF, LIQ: Citigroup Financial Products, 1.050%, 03/05/09	12,375
31,465	City of Detroit, Sewer Disposal System, EAGLE, Series 2005-0012, Class A, Rev., VRDO, BHAC-CR, MBIA, LIQ: Helaba, 0.740%, 03/05/09	31,465
15,035	City of Detroit, Water Supply Systems, Series ROCS-RR-II-R-11172, Rev., VRDO, BHAC, FSA, LIQ: Citibank N.A., 0.740%, 03/05/09	15,035
13,200	Eclipse Funding Trust, Solar Eclipse, Michigan, Series 2006-0021, Rev., VRDO, AMBAC, LIQ: U.S. Bank N.A., 0.530%, 03/09/09	13,200
20,535	Holt Public Schools, GO, VRDO, Q-SBLF, LIQ: Landesbank Hessen-Thuringen, 0.530%, 03/05/09	20,535
	Kent Hospital Finance Authority, Spectrum Health Systems,
23,400	Series B-2, Rev., VRDO, 0.620%, 03/02/09	23,400
13,500	Series C, Rev., VRDO, LOC: Bank of New York, 0.650%, 03/02/09	13,500
12,500	Lakeview School District, Calhoun, School Building & Site, Series B, GO, VRDO, Q-SBLF, LIQ: Landesbank Hessen-Thuringen, 0.530%, 03/05/09	12,500
337,300	Michigan Municipal Bond Authority, Series A-2, RAN, LOC: Dexia Credit Local, 3.000%, 08/20/09	339,331
50,000	Michigan State Building Authority, EAGLE, Series 2006-0142, Class A, Rev., VRDO, FSA-CR, FGIC, LIQ: Citibank N.A., 0.710%, 03/05/09	50,000
	Michigan State Hospital Finance Authority, Ascension Health Credit,
5,000	Series B-1, Rev., VRDO, 0.700%, 01/06/10	5,000
85,000	Series B-2, Rev., VRDO, 0.700%, 02/03/10	85,000

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   41

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Michigan — Continued
39,300	Michigan State Hospital Finance Authority, Henry Ford Health, Series B, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.620%, 03/02/09	39,300
65,380	Michigan State Housing Development Authority, Series D, Rev., VRDO, AMT, 0.850%, 03/02/09	65,380
6,180	Michigan State Housing Development Authority, Multi-Family Housing, Canton Club, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.750%, 03/09/09	6,180
1,700	Michigan State Housing Development Authority, Multi-Family Housing, Parks of Taylor Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.650%, 03/05/09	1,700
	Michigan State University,
2,300	Rev., VRDO, 0.530%, 03/02/09	2,300
18,020	Series A, Rev., VRDO, 0.530%, 03/02/09	18,020
8,140	Series B, Rev., VRDO, 0.530%, 03/02/09	8,140
15,000	Michigan Strategic Fund, Detroit Edison, Series ET, Rev., VRDO, LOC: Bank of Nova Scotia, 0.650%, 03/02/09	15,000
985	Michigan Strategic Fund, Rest Haven Christian Services, Rev., VRDO, LOC: Sovereign Bank F.S.B., 0.650%, 03/02/09	985
8,360	Milan Area Schools, GO, VRDO, Q-SBLF, LOC: Landesbank Hessen-Thuringen, 0.580%, 03/05/09	8,360
10,880	Oakland University, Rev., VRDO, LOC: Allied Irish Bank plc, 0.700%, 03/04/09	10,880
35,995	Puttable Floating Option Tax-Exempt Receipts, Series MT-631, Rev., VRDO, LIQ: Merrill Lynch Capital Services, 1.370%, 03/09/09 (e)	35,995
	RBC Municipal Products, Inc. Trust, Floater Certificates,
48,745	Series L-26, Rev., VRDO, LOC: Royal Bank of Canada, LIQ: Royal Bank of Canada, 0.800%, 03/02/09	48,745
26,295	Series L-29, Rev., VRDO, LOC: Royal Bank of Canada, LIQ: Royal Bank of Canada, 0.800%, 03/02/09	26,295
37,880	Saline Area Schools, GO, VRDO, Q-SBLF, LIQ: Helaba, 0.530%, 03/05/09	37,880
	State of Michigan,
45,000	Series A, GO, RAN, 3.000%, 09/30/09	45,362
282,000	Series B, GO, 3.000%, 09/30/09	284,191
	University of Michigan,
10,585	Rev., VRDO, 0.300%, 03/02/09	10,585
7,115	Series A, Rev., VRDO, 0.400%, 03/02/09	7,115
20,000	Series B, Rev., VRDO, 0.400%, 03/02/09	20,000
	University of Michigan, Hospital,
10,800	Series A, Rev., VRDO, 0.450%, 03/02/09	10,800
14,245	Series A, Rev., VRDO, 0.600%, 03/02/09	14,245
3,820	Series A-2, Rev., VRDO, 0.450%, 03/02/09	3,820
2,045	Series B, Rev., VRDO, 0.300%, 03/05/09	2,045
37,650	University of Michigan, Medical Services Plan, Series A, Rev., VRDO, 0.400%, 03/02/09	37,650
16,820	Wayne County Airport Authority, EAGLE, Series 2007-0083, Class A, Rev., VRDO, FSA-CR, FGIC, LIQ: Citibank N.A., 0.780%, 03/05/09	16,820
		1,434,459
	Minnesota — 0.8%
8,965	City of Eagan, Series PT-1221, VRDO, FNMA, LIQ: Merrill Lynch Capital Services, 0.830%, 03/09/09	8,965
15,000	City of Minneapolis, Fairview Health Services, Series E, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.370%, 03/02/09	15,000
25,070	City of Robbinsdale, North Memorial, Series A-4, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.380%, 03/02/09	25,070
3,400	City of St. Louis Park, Catholic Finance Corp., St. Benilde, Rev., VRDO, LOC: Allied Irish Bank plc, 1.500%, 03/02/09	3,400
72,750	Hennepin County Sales Tax Revenue, Ballpark Project, Third Lien, Series C, Rev., VRDO, 0.630%, 03/02/09	72,750
1,000	Metropolitan Council Minneapolis-St Paul Metropolitan Area, Waste Water System, Series C, GO, 3.000%, 03/01/10	1,023
16,170	Midwest Consortium of Municipal Utilities, Draw Down Association Financing Project, Series B, Rev., VRDO, LOC: U.S. Bank N.A., 0.580%, 03/02/09	16,170
25,000	Minneapolis & St. Paul Housing & Redevelopment Authority, Custodial Receipts, Series B-1, Rev., VRDO, LOC: Bank of New York, 0.400%, 03/04/09	25,000
	Minnesota Housing Finance Agency, Residential Housing,
5,000	Series B, Rev., VRDO, AMT, 0.750%, 03/02/09	5,000
8,000	Series C, Rev., VRDO, AMT, 0.700%, 03/05/09	8,000
5,600	Series C, Rev., VRDO, AMT, 0.750%, 03/02/09	5,600
5,030	Series J, Rev., VRDO, AMT, 0.750%, 03/02/09	5,030

SEE NOTES TO FINANCIAL STATEMENTS.

42   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Minnesota — Continued
10,950	Puttable Floating Option Tax-Exempt Receipts, Series PT-4245, Rev., VRDO, LIQ: Wells Fargo Bank N.A., 0.730%, 03/09/09	10,950
5,000	RBC Municipal Products, Inc., Trust, Floater Certificates, Series E-9, Rev., VRDO, LIQ: Royal Bank of Canada, 0.700%, 03/05/09	5,000
	Rochester, Minnesota Health Care Facilities, Mayo Foundation,
9,100	Series A, Rev., VRDO, 0.250%, 03/04/09	9,100
35,000	Series C, Rev., VRDO, 0.250%, 03/04/09	35,000
		251,058
	Mississippi — 1.9%
67,995	Deutsche Bank Spears/Lifers Trust Various States, Series DBE-688, Rev., VRDO, AMBAC, LOC: Deutsche Bank A.G., LIQ: Deutsche Bank A.G., 0.620%, 03/05/09 (e)	67,995
	Jackson County, PCR, Chevron USA, Inc. Project,
4,075	Rev., VRDO, 0.500%, 03/02/09	4,075
24,470	Rev., VRDO, 0.550%, 03/02/09	24,470
4,500	Rev., VRDO, 0.600%, 03/02/09	4,500
141,800	Mississippi Business Finance Commission, Chevron USA, Inc. Project, Series A, Rev., VRDO, 0.550%, 03/03/09	141,800
16,800	Mississippi Business Finance Commission, SG Resources Mississippi LLC Project, Rev., VRDO, LOC: Suntrust Bank, 0.620%, 03/02/09	16,800
251,583	Mississippi Development Bank Special Obligation, Municipal Gas Authority, Gas Project, Rev., VRDO, 0.650%, 03/05/09	251,583
13,315	Mississippi Housing Finance Corp., Series ROCS-RR-II-R-11317Z, Rev., VRDO, LIQ: Citibank N.A., 0.670%, 03/05/09	13,315
34,310	Puttable Floating Option Tax-Exempt Receipts, Series MT-514, Rev., VRDO, LIQ: Merrill Lynch International Bank Ltd., 1.000%, 03/09/09	34,310
		558,848
	Missouri — 0.7%
11,955	Eclipse Funding Trust, Solar Eclipse, Series 2007-0062, Rev., VRDO, AMBAC, LIQ: U.S. Bank N.A., 0.530%, 03/09/09	11,955
2,300	Kansas City IDA, IDR, Livers Bronze Co. Project, Rev., VRDO, LOC: Bank of America N.A., 0.920%, 03/02/09	2,300
41,500	Missouri Development Finance Board, Kauffman Center for the Performing Arts, Series A, Rev., VRDO, 0.550%, 03/02/09	41,500
3,000	Missouri Higher Education Loan Authority, Student Loan, Series B, Rev., VRDO, GTD STD LNS, LOC: Bank of America N.A., 0.901%, 03/09/09	3,000
20,610	Missouri Joint Municipal Electric Utility Commission, Series ROCS-RR-II-R-11265, Rev., VRDO, BHAC-CR, AMBAC, LIQ: Citibank N.A., 0.740%, 03/05/09	20,610
17,250	Missouri State Environmental Improvement & Energy Resources Authority, Series 1567, Rev., VRDO, BHAC-CR, AMBAC, LIQ: Morgan Stanley Municipal Funding, 0.660%, 03/05/09	17,250
2,510	Missouri State Health & Educational Facilities Authority, Series ROCS-RR-II-R-10293, Rev., VRDO, LIQ: Citigroup Financial Products, 0.990%, 03/05/09	2,510
36,400	Missouri State Health & Educational Facilities Authority, Ascension Health, Series C-3, Rev., VRDO, 0.730%, 03/03/09	36,400
10,000	Missouri State Health & Educational Facilities Authority, Assemblies of God College, Rev., VRDO, LOC: Bank of America N.A., 0.650%, 03/02/09	10,000
42,200	Missouri State Health & Educational Facilities Authority, BJC Health System, Series A, Rev., VRDO, 0.300%, 03/02/09	42,200
14,100	Missouri State Health & Educational Facilities Authority, St. Louis University, Series A-1, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.600%, 03/02/09	14,100
		201,825
	Nebraska — 2.0%
203,351	American Public Energy Agency, Gas Supply, Series A, Rev., VRDO, 0.650%, 03/05/09	203,351
	American Public Energy Agency, National Public Gas Agency Project,
105,416	Series A, Rev., VRDO, 0.650%, 03/05/09	105,416
67,222	Series B, Rev., VRDO, 0.400%, 03/05/09	67,222
21,065	City of Omaha, EAGLE, Series 2004-0010, Class A, GO, VRDO, 0.690%, 03/05/09	21,065
19,145	Eclipse Funding Trust, Solar Eclipse, Omaha, Series 2006-0141, Rev., VRDO, MBIA, LIQ: U.S. Bank N.A., 0.570%, 03/05/09 (e)	19,145
	Nebraska Investment Finance Authority, Single Family Housing,
3,715	Series E, Rev., VRDO, 0.780%, 03/02/09	3,715
33,860	Series F, Rev., VRDO, AMT, GNMA/FNMA/FHLMC, 0.780%, 03/02/09	33,860

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   43

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Nebraska — Continued
42,200	Series J, Rev., VRDO, AMT, 0.780%, 03/02/09	42,200
10,250	Nebraska Public Power District, Series ROCS-RR-II-R-11075, Rev., VRDO, BHAC-CR, AMBAC, LIQ: Citibank N.A., 0.740%, 03/05/09	10,250
46,910	Nebraska Public Power District, EAGLE, Series 2007-0009, Class A, Rev., VRDO, BHAC, AGC-ICC, AMBAC, LIQ: Citibank N.A., 0.700%, 03/05/09	46,910
9,810	Omaha Public Power District, Series ROCS-RR-II-R-11014, Rev., VRDO, BHAC-CR, FSA-CR, FGIC, LIQ: Citibank N.A., 0.740%, 03/05/09	9,810
27,760	Omaha Public Power District, EAGLE, Series 2005-3008, Class A, Rev., VRDO, BHAC, AGC-ICC, AMBAC, LIQ: Citibank N.A., 0.740%, 03/05/09	27,760
		590,704
	Nevada — 1.3%
42,750	City of Reno, Series 2634, Rev., VRDO, BHAC-CR, LIQ: Morgan Stanley Municipal Funding, 0.660%, 03/05/09	42,750
15,000	City of Reno, Capital Improvements, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.600%, 03/02/09	15,000
37,700	City of Reno, Renown Regional Medical Center, Series A, Rev., VRDO, LOC: Union Bank of Canada N.A., 0.600%, 03/02/09	37,700
16,860	Clark County, Series PZ-138, GO, VRDO, AMBAC, LIQ: Wells Fargo Bank N.A., 0.660%, 03/09/09	16,860
	Clark County, Airport, Sub Lien,
41,000	Series C-1, Rev., VRDO, AMT, LOC: Bayerische Landesbank, 0.770%, 03/02/09	41,000
25,550	Series C-3, Rev., VRDO, AMT, LOC: Landesbank Baden-Wuerttemberg, 0.770%, 03/02/09	25,550
6,520	Series D-1, Rev., VRDO, LOC: Landesbank Baden-Wuerttemberg, 0.620%, 03/02/09	6,520
14,350	Series D-3, Rev., VRDO, LOC: Bayerische Landesbank, 0.620%, 03/02/09	14,350
13,100	Director of the State of Nevada Department of Business & Industry, Energy Partners LLC Project, Rev., VRDO, LOC: Sumitomo Mitsui Banking, 0.780%, 03/05/09	13,100
9,835	Eclipse Funding Trust, Solar Eclipse, Series 2007-0015, Rev., VRDO, XLCA, LIQ: U.S. Bank N.A., 0.570%, 03/05/09	9,835
12,830	Eclipse Funding Trust, Solar Eclipse, Hender, Series 2006-0094, GO, VRDO, MBIA, LIQ: U.S. Bank N.A., 0.600%, 03/05/09	12,830
9,810	Nevada Housing Division, Series ROCS-RR-II-R-852, Rev., VRDO, FNMA COLL, LIQ: Citibank N.A., 0.760%, 03/05/09	9,810
	Nevada Housing Division, Multi-Unit Housing,
10,900	Series A, Rev., VRDO, LOC: Wachovia Bank N.A., 0.780%, 03/05/09	10,900
8,750	Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.780%, 03/05/09	8,750
3,290	Series M, Rev., VRDO, LOC: U.S. Bank N.A., 0.780%, 03/05/09	3,290
9,500	Nevada Housing Division, Multi-Unit Housing, Flamingo Road, Series A, Rev., VRDO, LOC: Exchange Bank, 0.780%, 03/04/09 (e)	9,500
7,800	Nevada Housing Division, Multi-Unit Housing, Fort Apache, Series A , Rev., VRDO, LOC: Exchange Bank, 0.780%, 03/04/09	7,800
3,430	Nevada Housing Division, Multi-Unit Housing, Horizon, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.730%, 03/05/09	3,430
4,750	Nevada Housing Division, Multi-Unit Housing, Joshua Villas, Series E, Rev., VRDO, LOC: U.S. Bank N.A., 0.780%, 03/05/09	4,750
5,490	Nevada Housing Division, Multi-Unit Housing, Judith Villas, Series C , Rev., VRDO, LOC: U.S. Bank N.A., 0.780%, 03/05/09	5,490
17,850	Nevada Housing Division, Multi-Unit Housing, Reno Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.730%, 03/05/09	17,850
12,710	Nevada Housing Division, Multi-Unit Housing, Silverado, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.730%, 03/05/09	12,710
5,085	Nevada Housing Division, Multi-Unit Housing, Sundance Village, Rev., VRDO, LOC: Citibank N.A., 0.780%, 03/02/09	5,085
11,000	Nevada Housing Division, Vintage at Laughlin Apartments, Rev., VRDO, FNMA, LIQ: FNMA, 0.730%, 03/05/09	11,000
21,000	Nevada Housing Division, Vista Creek Apartments, Rev., VRDO, FNMA, LIQ: FNMA, 0.730%, 03/05/09	21,000
19,295	Wells Fargo Stage Trust, Series 14C, Rev., VRDO, FSA, LIQ: Wells Fargo & Company, 0.690%, 03/05/09 (e)	19,295
		386,155
	New Hampshire — 0.1%
16,935	New Hampshire Housing Finance Authority, Series 1404, Rev., VRDO, 0.780%, 03/09/09	16,935

SEE NOTES TO FINANCIAL STATEMENTS.

44   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	New Hampshire — Continued
12,845	New Hampshire Housing Finance Authority, Multi-Family Housing, Series 2034, Rev., VRDO, LIQ: Wells Fargo Bank N.A., 0.620%, 03/05/09	12,845
5,200	New Hampshire Housing Finance Authority, Multi-Family Housing, EQR Board Partnership Project, Rev., VRDO, FNMA, LIQ: FNMA, 0.570%, 03/04/09	5,200
1,050	New Hampshire Municipal Bond Bank, Educational Institutions, Pinkerton Academy Project, Series B, Rev., VRDO, LOC: Bank of America N.A., 0.920%, 03/02/09	1,050
		36,030
	New Jersey — 3.9%
575	Austin Trust Various States, Series 2008-1045, Rev., VRDO, LIQ: Bank of America N.A., 0.570%, 03/05/09	575
42,550	Essex County Improvement Authority, ACES, Rev., VRDO, LOC: First Union National Bank, 0.530%, 03/04/09	42,550
	New Jersey EDA,
179,975	Series V-5, Rev., VRDO, LOC: Wachovia Bank N.A., 0.650%, 03/02/09	179,975
79,000	Series X, Rev., VRDO, LOC: Bank of America N.A., 0.400%, 03/02/09	79,000
19,800	New Jersey EDA, EAGLE, Series 2006-0135, Class A, Rev., VRDO, LIQ: Citibank N.A., 0.750%, 03/05/09	19,800
6,000	New Jersey EDA, Kenwood USA Corporate Project, Rev., VRDO, LOC: Bank of New York, 0.750%, 03/02/09	6,000
1,500	New Jersey Health Care Facilities Financing Authority, Meridian Health Systems, Series B, Rev., VRDO, LOC: Bank of America N.A., 0.370%, 03/02/09	1,500
25,885	New Jersey Health Care Facilities Financing Authority, MERLOTS, Series F01, Rev., VRDO, 0.650%, 03/04/09	25,885
1,300	New Jersey Health Care Facilities Financing Authority, St. Peter’s University Hospital, Series B, Rev., VRDO, LOC: Bank of America N.A., 0.550%, 03/02/09	1,300
	New Jersey State Educational Facilities Authority,
12,000	Series 2688, Rev., VRDO, FSA, LIQ: Morgan Stanley Municipal Funding, 0.660%, 03/05/09	12,000
10,170	Series SG-148, Rev., VRDO, LIQ: Societe Generale, 0.640%, 03/05/09	10,170
20,340	New Jersey State Educational Facilities Authority, Caldwell College, Series F, Rev., VRDO, LOC: Wachovia Bank N.A., 0.540%, 03/02/09	20,340
	New Jersey State Housing & Mortgage Finance Agency, Single Family,
15,085	Rev., VRDO, 0.450%, 03/02/09	15,085
30,000	Series V, Rev., VRDO, AMT, 0.420%, 03/02/09	30,000
	New Jersey Transportation Trust Fund Authority,
49,930	Series DCL-040, Rev., VRDO, FSA-CR, LOC: Dexia Credit Local, LIQ: Dexia Credit Local, 3.500%, 03/05/09	49,930
29,770	Series ROCS-RR-II-R-10196Z, Rev., VRDO, AMBAC, LIQ: Citigroup Financial Products, 1.200%, 03/05/09	29,770
	New Jersey Transportation Trust Fund Authority, MERLOTS,
27,295	Series B-03, Rev., VRDO, MBIA, 1.150%, 03/04/09	27,295
29,580	Series B-04, Rev., VRDO, MBIA, 2.150%, 03/04/09	29,580
35,330	Series B-23, Rev., VRDO, AMBAC-TCRS-Bank of New York, 2.150%, 03/04/09	35,330
13,995	Puttable Floating Option Tax-Exempt Receipts, Series PT-4037, COP, VRDO, FSA-CR, FGIC, LIQ: Merrill Lynch Capital Services, 0.900%, 03/09/09	13,995
535,000	State of New Jersey, Series A, Rev., TRAN, 3.000%, 06/25/09	537,089
		1,167,169
	New Mexico — 0.0% (g)
1,000	City of Farmington, Arizona Public Service Co., Series B, Rev., VRDO, LOC: Barclays Bank plc, 0.480%, 03/02/09	1,000
	New York — 9.6%
7,100	Albany Industrial Development Agency, Civic Facilities, St. Rose, Series A, Rev., VRDO, MBIA-RE, LOC: Bank of America N.A., 0.450%, 03/02/09	7,100
15,980	Austin Trust Various States, Series 2008-1092, Rev., VRDO, LIQ: Bank of America N.A., 0.770%, 03/05/09	15,980
	Bank of New York Municipal Certificates Trust,
100,031	Series BNY-4, Rev., VRDO, LOC: Bank of New York, 0.850%, 03/09/09	100,030
4,345	Series BNY-8, Rev., VRDO, 0.850%, 03/05/09	4,345
115,080	City of Rochester, Series I, GO, BAN, 1.500%, 02/25/10	116,007

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   45

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	New York — Continued
24,295	Eclipse Funding Trust, Solar Eclipse, Long Island, Series 2006-0119, Rev., VRDO, MBIA-IBC, LIQ: U.S. Bank N.A., 0.580%, 03/05/09	24,295
	Eclipse Funding Trust, Solar Eclipse, Metropolitan,
14,210	Series 2005-0002, Rev., VRDO, AMBAC, LIQ: U.S. Bank N.A., 0.580%, 03/05/09	14,210
10,605	Series 2006-0028, Rev., VRDO, AMBAC, LIQ: U.S. Bank N.A., 0.580%, 03/02/09	10,605
	Eclipse Funding Trust, Solar Eclipse, New York,
20,600	Series 2005-0005 , Rev., VRDO, FSA-CR, AMBAC, LIQ: U.S. Bank N.A., 0.500%, 03/02/09	20,600
11,500	Series 2006-0029, Rev., VRDO, AMBAC, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.580%, 03/05/09	11,500
11,410	Series 2006-0112, Rev., VRDO, FSA-CR, LIQ: U.S. Bank N.A., 0.580%, 03/05/09 (e)	11,410
21,030	Series 2006-0159, Rev., VRDO, FGIC, LIQ: U.S. Bank N.A., 0.580%, 03/05/09	21,030
201,500	Hudson Yards Infrastructure Corp. EAGLE, Series 2007-0030, Class A, Rev., VRDO, FSA-CR, FGIC, LIQ: Citibank N.A., 0.750%, 03/05/09	201,500
39,300	Long Island Power Authority, EAGLE, Series 2006-0051, Class A, Rev., VRDO, BHAC, LIQ: Helaba, 0.740%, 03/05/09	39,300
10,600	Long Island Power Authority, Electric Systems, Series 2, Subseries 2B, Rev., VRDO, LOC: Bayerische Landesbank, 0.520%, 03/02/09	10,600
	Metropolitan Transportation Authority,
144,120	Series B, Rev., VRDO, FSA, 2.000%, 03/02/09	144,120
10,660	Series G, Rev., VRDO, LOC: BNP Paribas, 0.350%, 03/02/09	10,660
23,360	Series R-12094, Rev., VRDO, BHAC, FSA-CR, AMBAC, LIQ: Citigroup Financial Products, 1.040%, 03/05/09	23,360
19,225	Series ROCS-RR-II-R-10266, Rev., VRDO, BHAC-CR, MBIA, LIQ: Citigroup Financial Products, 1.040%, 03/05/09	19,225
11,385	Series ROCS-RR-II-R-12051, Rev., VRDO, BHAC, MBIA, LIQ: Citigroup Financial Products, 1.040%, 03/05/09	11,385
25,000	Subseries B-3, Rev., VRDO, LOC: Lloyds TSB Bank plc, 0.350%, 03/02/09	25,000
40,000	Subseries D-1, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.550%, 03/02/09	40,000
23,300	Subseries D-2, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.400%, 03/02/09	23,300
4,300	Subseries G-2, Rev., VRDO, LOC: BNP Paribas, 0.400%, 03/02/09	4,300
	Metropolitan Transportation Authority, EAGLE,
19,800	Series 2005-3019, Class A, Rev., VRDO, BHAC-CR, MBIA, LIQ: Helaba, 0.730%, 03/05/09	19,800
10,000	Series 2006-0115, Class A, Rev., VRDO, BHAC-CR, MBIA, LIQ: Citibank N.A., 0.730%, 03/05/09	10,000
25,435	Nassau County IDA, Amsterdam at Harborside, Series C, Rev., VRDO, LOC: Lasalle Bank N.A., 0.500%, 03/04/09	25,435
43,590	Nassau County Interim Finance Authority, Sales Tax Secured, Series A, Rev., VRDO, FSA, 2.750%, 03/04/09	43,590
	New York City,
900	Series B2, Subseries B-5, GO, VRDO, MBIA, 0.400%, 03/02/09	900
10,750	Series E, Sub Series E-3, GO, VRDO, LOC: Bank of America N.A., 0.530%, 03/05/09	10,750
30,000	Series E, Sub Series E-4, GO, VRDO, LOC: Bank of America N.A., 0.500%, 03/05/09	30,000
10,050	Series E, Subseries E-2, GO, VRDO, LOC: Bank of America N.A., 0.450%, 03/02/09	10,050
11,500	Series F-4, GO, VRDO, LOC: Landesbank Hessen-Thuringen, 0.560%, 03/02/09	11,500
22,700	Series I, Subseries I-6, GO, VRDO, LOC: California State Teachers Retirement, 0.400%, 03/02/09	22,700
42,400	Sub Series J-7, GO, VRDO, LOC: Landesbank Baden-Wuerttemberg, 0.500%, 03/02/09	42,400
30,300	Subseries A-2, GO, VRDO, LOC: Bank of America N.A., 0.620%, 03/02/09	30,300
4,050	Subseries A-3, GO, VRDO, LOC: BNP Paribas, 0.510%, 03/02/09	4,050
100	Subseries A-4, GO, VRDO, LOC: Bayerische Landesbank, 0.550%, 03/02/09	100
11,000	Subseries A-4, GO, VRDO, LOC: Bank of Nova Scotia, 0.550%, 03/02/09	11,000
4,585	Subseries A-5, GO, VRDO, LOC: KBC Bank N.V., 0.480%, 03/02/09	4,585
5,100	Subseries A-6, GO, VRDO, LOC: Helaba, 0.400%, 03/04/09	5,100
4,500	Subseries A-6, GO, VRDO, LOC: Landesbank Baden-Wuerttemberg, 0.520%, 03/02/09	4,500
15,750	Subseries C-2, GO, VRDO, LOC: Bayerische Landesbank, 0.510%, 03/04/09	15,750
8,200	Subseries C-3, GO, VRDO, LOC: BNP Paribas, 0.400%, 03/04/09	8,200
12,050	Subseries C-4, GO, VRDO, LOC: BNP Paribas, 0.480%, 03/04/09	12,050

SEE NOTES TO FINANCIAL STATEMENTS.

46   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	New York — Continued
7,200	Subseries C-5, GO, VRDO, LOC: Bank of New York, 0.480%, 03/04/09	7,200
9,400	Subseries G-2, GO, VRDO, LOC: Bank of Nova Scotia, 0.550%, 03/04/09	9,400
18,300	Subseries H-2, GO, VRDO, LOC: Bank of New York, 0.480%, 03/04/09	18,300
3,515	Subseries H-2, GO, VRDO, LOC: Bank of Nova Scotia, 0.550%, 03/04/09	3,515
20,900	Subseries H-3, GO, VRDO, LOC: Bank of New York, 0.400%, 03/04/09	20,900
1,415	Subseries H-7, GO, VRDO, LOC: KBC Bank N.V., 0.450%, 03/02/09	1,415
27,700	Subseries J-8, GO, VRDO, LOC: Landesbank Baden-Wuerttemberg, 0.400%, 03/02/09	27,700
11,110	Subseries J-10, GO, VRDO, 0.400%, 03/02/09	11,110
3,750	Subseries J-11, GO, VRDO, 0.500%, 03/02/09	3,750
5,100	Subseries L-3, GO, VRDO, 0.450%, 03/02/09	5,100
22,400	New York City Capital Resources Corp., Loan Enhanced Assistance, Series B, Rev., VRDO, LOC: Bank of America N.A., 0.530%, 03/05/09	22,400
35,000	New York City Housing Development Corp., 20 Exchange Place, Series A-20, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.600%, 03/02/09	35,000
17,810	New York City Housing Development Corp., 500 East 165th Street Apartments, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.650%, 03/02/09	17,810
10,300	New York City Housing Development Corp., 90 West Street, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.480%, 03/02/09	10,300
7,665	New York City Housing Development Corp., East 165th Street, Series A, Rev., VRDO, LOC: Citibank N.A., 0.800%, 03/02/09	7,665
8,100	New York City Housing Development Corp., Intervale Gardens Apartments, Series A, Rev., VRDO, LOC: Citibank N.A., 0.850%, 03/02/09	8,100
10,800	New York City Housing Development Corp., La Casa De Sol , Series VA, Rev., VRDO, LOC: Citibank N.A., 0.670%, 03/02/09	10,800
4,300	New York City Housing Development Corp., Monterey, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.400%, 03/04/09	4,300
1,575	New York City Housing Development Corp., Multi-Family Housing, 1405 Fifth Avenue Apartments, Series A, Rev., VRDO, LOC: Citibank N.A., 0.800%, 03/02/09	1,575
2,700	New York City Housing Development Corp., Multi-Family Housing, 55 Pierrepont Development, Series A, Rev., VRDO, LOC: Allied Irish Bank plc, 0.500%, 03/02/09	2,700
33,600	New York City Housing Development Corp., Multi-Family Housing, 90 Washington Street, Series A, Rev., VRDO, FNMA, 0.450%, 03/09/09	33,600
3,070	New York City Housing Development Corp., Multi-Family Housing, Columbus Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.400%, 03/02/09	3,070
3,320	New York City Housing Development Corp., Multi-Family Housing, Parkview Apartments, Series A, Rev., VRDO, LOC: Citibank N.A., 0.660%, 03/02/09	3,320
10,000	New York City Housing Development Corp., Multi-Family Housing, Royal Properties, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.400%, 03/04/09	10,000
10,315	New York City Housing Development Corp., Multi-Family Housing, Thessalonica Court, Series A, Rev., VRDO, LOC: Citibank N.A., 0.670%, 03/02/09	10,315
12,930	New York City Housing Development Corp., Multi-Family Housing, West 89th Street Development, Series A, Rev., VRDO, LOC: FNMA, 0.580%, 03/04/09	12,930
15,000	New York City Housing Development Corp., One Columbus Place Development, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.550%, 03/04/09	15,000
40,000	New York City Housing Development Corp., West End Towers, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.550%, 03/04/09	40,000
42,850	New York City Industrial Development Agency, Liberty, 1 Bryant Park LLC, Series B, Rev., VRDO, LOC: Bank of America N.A., 0.500%, 03/02/09	42,850
400	New York City Industrial Development Agency, Municipal Securities Trust Receipts, Series SGA-110, Rev., VRDO, LIQ: Societe Generale, 0.680%, 03/04/09	400
	New York City Municipal Water Finance Authority,
17,325	Series ROCS-RR-II-R-10289, Rev., VRDO, LIQ: Citigroup Financial Products, 0.980%, 03/05/09	17,325
15,600	Subseries B-3, Rev., VRDO, 0.450%, 03/02/09	15,600
	New York City Municipal Water Finance Authority, 2nd Generation Resolution,
58,700	Series BB-1, Rev., VRDO, 0.480%, 03/02/09	58,700

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   47

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	New York — Continued
36,235	Series BB-2, Rev., VRDO, 0.400%, 03/02/09	36,235
14,900	Series CC-1, Rev., VRDO, 0.450%, 03/02/09	14,900
25,175	New York City Municipal Water Finance Authority, EAGLE, Series 2008-0023, Class A, Rev., VRDO, LIQ: Citigroup Financial Products, 1.030%, 03/05/09	25,175
7,280	New York City Transitional Finance Authority, Subseries 2-D, Rev., VRDO, LIQ: Lloyds TSB Bank plc, 0.350%, 03/04/09	7,280
	New York City Transitional Finance Authority, EAGLE,
41,380	Series 2006-0149, Class A, Rev., VRDO, FSA, LIQ: Citibank N.A., 1.060%, 03/05/09	41,380
20,000	Series 2007-0004, Class A, Rev., VRDO, FSA-CR, FGIC, LIQ: Citibank N.A., 1.060%, 03/05/09	20,000
54,450	Series 2007-0029, Class A, Rev., VRDO, FSA-CR, FGIC, LIQ: Landesbank Hessen-Thuringen, 1.050%, 03/05/09	54,450
	New York City Transitional Finance Authority, Future Tax Secured,
100	Series B, Rev., VRDO, 0.550%, 03/02/09	100
28,820	Series C, Rev., VRDO, 0.400%, 03/02/09	28,820
9,660	Subseries C-4, Rev., VRDO, 0.450%, 03/02/09	9,660
	New York City Transitional Finance Authority, New York City Recovery,
3,960	Series 1, Sub Series 1A, Rev., VRDO, LIQ: Landesbank Hessen-Thuringen, 0.530%, 03/04/09	3,960
6,490	Series 3, Subseries 3-H, Rev., VRDO, 0.400%, 03/02/09	6,490
6,190	New York City Trust for Cultural Resources, American Museum, Series A1, Rev., VRDO, 0.400%, 03/02/09	6,190
1,100	New York City Trust for Cultural Resources, Municipal Securities Trust Receipts, Series SGA-91, Rev., VRDO, AMBAC, LIQ: Societe Generale, 0.700%, 03/02/09 (e)	1,100
16,850	New York City, EAGLE, Series 2008-0012, Class A, GO, VRDO, MBIA, LIQ: Citigroup Financial Products, 1.230%, 03/02/09	16,850
	New York Local Government Assistance Corp.,
3,400	Series B, Rev., VRDO, LOC: Bank of Nova Scotia, 0.300%, 03/04/09	3,400
23,929	Series C, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.300%, 03/04/09	23,929
15,800	Series F, Rev., VRDO, LOC: Societe Generale, 0.750%, 03/04/09	15,800
7,400	Series G, Rev., VRDO, LOC: Bank of Nova Scotia, 0.470%, 03/04/09	7,400
10,300	New York Local Government Assistance Corp., Floating Rate Receipts, Series SG-100, Rev., VRDO, MBIA-IBC, 0.760%, 03/09/09	10,300
	New York State Dormitory Authority,
30,560	Series 2007-0003, Class A, Rev., VRDO, LIQ: Citibank N.A., 0.660%, 03/05/09	30,560
6,800	Series ROCS-RR-II-R-1122, Rev., VRDO, LIQ: Citigroup Financial Products, 0.980%, 03/05/09 (e)	6,800
17,900	New York State Dormitory Authority, Fordham University, Series A-2, Rev., VRDO, LOC: Allied Irish Bank plc, 0.550%, 03/02/09	17,900
	New York State Dormitory Authority, Mental Health Services,
74,875	Subseries D-2B, Rev., VRDO, FSA, 2.750%, 03/05/09	74,875
12,400	Subseries D-2E, Rev., VRDO, 0.530%, 03/05/09	12,400
6,500	Subseries D-2H, Rev., VRDO, 0.530%, 03/05/09	6,500
10,490	New York State Dormitory Authority, Royal, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.400%, 03/04/09	10,490
6,000	New York State Energy Research & Development Authority, Con Edison Co., Subseries C-1, Rev., VRDO, LOC: Citibank N.A., 0.670%, 03/02/09	6,000
21,365	New York State Environmental Facilities Corp., MERLOTS, Series B-20, Rev., VRDO, 0.650%, 03/04/09	21,365
	New York State Housing Finance Agency,
45,300	Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.550%, 03/02/09	45,300
1,800	Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.580%, 03/02/09	1,800
47,755	New York State Housing Finance Agency, 10 Barclay Street, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.480%, 03/02/09	47,755
17,035	New York State Housing Finance Agency, 10 Liberty, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.400%, 03/02/09	17,035
8,000	New York State Housing Finance Agency, 101 West End, Rev., VRDO, FNMA, LIQ: FNMA, 0.670%, 03/02/09	8,000
12,500	New York State Housing Finance Agency, 125 West 31st Street, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.580%, 03/04/09	12,500
4,100	New York State Housing Finance Agency, 150 East 44th Street, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.670%, 03/02/09	4,100

SEE NOTES TO FINANCIAL STATEMENTS.

48   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	New York — Continued
20,900	New York State Housing Finance Agency, 188 Ludlow Street Housing, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.800%, 03/02/09	20,900
4,200	New York State Housing Finance Agency, 240 East 39th Street Housing, Rev., VRDO, 0.550%, 03/02/09	4,200
17,600	New York State Housing Finance Agency, 250 West 93rd Street, Series 2005-A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.670%, 03/02/09	17,600
7,200	New York State Housing Finance Agency, 345 East 94th Street Housing, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.670%, 03/04/09	7,200
3,200	New York State Housing Finance Agency, 360 West 43rd Street, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.580%, 03/02/09	3,200
9,600	New York State Housing Finance Agency, 455 West 37th Street Housing, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.650%, 03/02/09	9,600
100	New York State Housing Finance Agency, 88 Leonard Street Housing, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.600%, 03/02/09	100
53,700	New York State Housing Finance Agency, 900 Eighth Ave., Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.750%, 03/09/09	53,700
5,900	New York State Housing Finance Agency, Bennington Hills Housing, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.580%, 03/02/09	5,900
9,250	New York State Housing Finance Agency, Chelsea Arms Housing, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.580%, 03/02/09	9,250
45,900	New York State Housing Finance Agency, Helena Housing, Rev., VRDO, FNMA, LIQ: FNMA, 0.700%, 03/02/09	45,900
7,400	New York State Housing Finance Agency, Housing East 84th Street, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.550%, 03/02/09	7,400
47,050	New York State Housing Finance Agency, North End, Rev., VRDO , FNMA, LIQ: FNMA, 0.430%, 03/02/09	47,050
23,065	New York State Housing Finance Agency, Parkledge Apartments, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.400%, 03/02/09	23,065
23,300	New York State Housing Finance Agency, Prospect Plaza Apartments, Series A, Rev., VRDO, LOC: Citibank N.A., 0.660%, 03/02/09	23,300
6,680	New York State Housing Finance Agency, Talleyrand Crescent, Rev., VRDO, FNMA, LOC: FNMA, 0.640%, 03/02/09	6,680
11,300	New York State Housing Finance Agency, Theater Row, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.580%, 03/02/09	11,300
13,250	New York State Housing Finance Agency, Union Square South Housing, Rev., VRDO, FNMA, LIQ: FNMA, 0.550%, 03/02/09	13,250
	New York State Housing Finance Agency, Victory Housing,
15,005	Series 2000-A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.630%, 03/04/09	15,005
10,000	Series 2002-A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.580%, 03/02/09	10,000
7,700	New York State Housing Finance Agency, West 33rd Street Housing, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.550%, 03/02/09	7,700
2,500	New York State Housing Finance Agency, West 38 Street, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.670%, 03/04/09	2,500
100	New York State Housing Finance Agency, Weyant Green Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.580%, 03/02/09	100
	New York State Housing Finance Agency, Worth Street,
5,500	Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.580%, 03/02/09	5,500
35,980	New York State Thruway Authority, Series ROCS-RR-II-R-12114, Rev., VRDO, FSA, LIQ; Citigroup Financial Products, 0.600%, 03/03/09	35,980
15,200	New York State Urban Development Corp., Series ROCS-RR-II-R-10011CE, COP, VRDO, LIQ: Citigroup Financial Products, 1.260%, 03/05/09	15,200
	Suffolk County,
50,000	GO, TAN, 1.500%, 08/13/09	50,169
25,000	Series I, GO, TAN, 2.000%, 08/13/09	25,136
	Triborough Bridge & Tunnel Authority,
505	Series A, Rev., VRDO, 1.750%, 03/02/09	505
1,045	Subseries B-3, Rev., VRDO, 0.620%, 03/02/09	1,045
10,000	Troy IDA, Rensselaer Polytechnic, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.350%, 03/05/09	10,000
		2,870,006

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   49

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	North Carolina — 3.7%
27,635	Buncombe County Metropolitan Sewerage District, Series A, Rev., VRDO, 0.650%, 03/05/09	27,635
	Charlotte-Mecklenburg, Hospital Authority,
9,725	Class B, Rev., VRDO, 0.550%, 03/02/09	9,725
87,750	Series B, Rev., VRDO, 0.650%, 03/02/09	87,750
11,600	Series C, Rev., VRDO, 0.550%, 03/02/09	11,600
50,000	Series C, Rev., VRDO, 0.650%, 03/02/09	50,000
50,365	Series L, Rev., VRDO, 0.600%, 03/02/09	50,365
29,380	City of Cary, Public Improvement, GO, VRDO, 0.570%, 03/02/09	29,380
31,150	City of Charlotte, Douglas International Airport, Series B, Rev., VRDO, LOC: Bank of America N.A., 0.649%, 03/04/09	31,150
4,590	City of Charlotte, Governmental Facilities, Series F, COP, VRDO, 0.650%, 03/05/09	4,590
1,200	City of Durham, Water & Sewer Utility Systems, Rev., VRDO, 0.550%, 03/04/09	1,200
	City of Greensboro, Enterprise Systems,
22,690	Series B, Rev., VRDO, 0.650%, 03/04/09	22,690
69,100	City of Raleigh, Series A, Rev., VRDO, 0.580%, 03/02/09	69,100
5,000	Mecklenburg County, Series C, GO, VRDO, LIQ: Bank of America N.A., 0.650%, 03/04/09	5,000
18,900	North Carolina Capital Facilities Finance Agency, Capital Facilities, Durham Academy, Rev., VRDO, LOC: Wachovia Bank N.A., 0.590%, 03/02/09	18,900
21,230	North Carolina Capital Facilities Finance Agency, Catawba College, Rev., VRDO, LOC: Wachovia Bank N.A., 0.580%, 03/02/09	21,230
7,785	North Carolina Capital Facilities Finance Agency, Goodwill Community Foundation Project, Rev., VRDO, LOC: Bank of America N.A., 0.650%, 03/02/09	7,785
18,795	North Carolina Capital Facilities Finance Agency, NCCU Real Estate, Series A, Rev., VRDO, LOC: Wachovia Bank N.A., 0.590%, 03/02/09	18,795
10,000	North Carolina Capital Facilities Finance Agency, Republic Services Inc. Project, Rev., VRDO, LOC: Suntrust Bank, 0.870%, 03/02/09	10,000
10,255	North Carolina Capital Facilities Finance Agency, Wolfpack Towers Project, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.610%, 03/02/09	10,255
17,145	North Carolina Capital Facilities Finance Agency, YMCA of Greater Charlotte Project, Series A, Rev., VRDO, LOC: Wachovia Bank N.A., 0.590%, 03/02/09	17,145
7,060	North Carolina Educational Facilities Finance Agency, Elon College, Rev., VRDO, LOC: Bank of America N.A., 0.650%, 03/04/09	7,060
4,585	North Carolina Housing Finance Agency, Appalachian Student Housing, Series A, Rev., VRDO, LOC: Wachovia Bank N.A., 0.680%, 03/02/09	4,585
	North Carolina Housing Finance Agency, Home Ownership,
11,875	Series 16-C, Rev., VRDO, AMT, LIQ: Bank of America N.A., 0.650%, 03/02/09	11,875
2,500	Series TR-18C, Rev., VRDO, LIQ: Bank of America N.A., 0.650%, 03/02/09	2,500
94,250	North Carolina Medical Care Commission, Baptist Hospitals Project, Rev., VRDO, 0.500%, 03/09/09	94,250
25,025	North Carolina Medical Care Commission, Cleveland County Health, Rev., VRDO, LOC: Bank of America N.A., 0.600%, 03/02/09	25,025
30,650	North Carolina Medical Care Commission, Duke University Health System, Series C, Rev., VRDO, 0.620%, 03/02/09	30,650
49,500	North Carolina Medical Care Commission, FirstHealth Carolinas Project , Rev., VRDO, 0.580%, 03/04/09	49,500
19,200	North Carolina Medical Care Commission, Health Care Facilities, EAGLE, Series 2007-0062, Class A, Rev., VRDO, BHAC-CR, MBIA-IBC, LIQ: Landesbank Hessen-Thuringen, 0.750%, 03/05/09	19,200
45,205	North Carolina Medical Care Commission, Hugh Chatham Memorial Hospital Project, Rev., VRDO, LOC: Wachovia Bank N.A., 0.580%, 03/02/09	45,205
2,000	North Carolina Medical Care Commission, Lincoln Health System Project, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.670%, 03/02/09	2,000
42,300	North Carolina Medical Care Commission, Moses Cone Health System, Series A, Rev., VRDO, 0.500%, 03/02/09	42,300
30,000	North Carolina Medical Care Commission, North Carolina Baptist Hospital, Series A, Rev., VRDO, 0.700%, 03/02/09	30,000
5,100	North Carolina Medical Care Commission, Wake Forest University, Series C, Rev., VRDO, LOC: Bank of America N.A., 0.650%, 03/02/09	5,100

SEE NOTES TO FINANCIAL STATEMENTS.

50   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
35,000	North Carolina State Education Assistance Authority, Student Loan, Series A-1, Rev., VRDO, GTD STD LNS, LOC: Royal Bank of Canada, 0.700%, 03/02/09	35,000
14,700	North Carolina State University at Raleigh, Series B, Rev., VRDO, 0.530%, 03/04/09	14,700
80,000	Raleigh Durham Airport Authority, Series B, Rev., VRDO, LOC: Wachovia Bank N.A., 0.680%, 03/02/09	80,000
	State of North Carolina, Public Improvement,
1,180	Series A, GO, 5.250%, 03/01/10	1,234
5,560	Series D, GO, VRDO, 0.650%, 03/02/09	5,560
18,185	University of North Carolina, Series C, Rev., VRDO, 0.350%, 03/04/09	18,185
	University of North Carolina at Chapel Hill, University Hospital,
6,490	Series A, Rev., VRDO, 0.400%, 03/05/09	6,490
29,705	Series A, Rev., VRDO, 0.500%, 03/02/09	29,705
28,230	Series A, Rev., VRDO, 0.650%, 03/05/09	28,230
11,540	Series B, Rev., VRDO, 0.600%, 03/02/09	11,540
		1,104,189
	North Dakota — 0.1%
	North Dakota State Housing Finance Agency,
2,680	Series ROCS-II-R-140, Rev., VRDO, LIQ: Citibank N.A., 0.760%, 03/05/09	2,680
17,510	Series ROCS-RR-II-R-13073, Rev., VRDO, LIQ: Citigroup Financial Products, 1.070%, 03/05/09	17,510
	North Dakota State Housing Finance Agency, Home Mortgage,
9,490	Series A, Rev., VRDO, 0.760%, 03/04/09	9,490
9,205	Series B, Rev., VRDO, 0.760%, 03/04/09	9,205
2,215	Series C, Rev., VRDO, 0.760%, 03/04/09	2,215
		41,100
	Ohio — 3.1%
18,600	Allen County, Catholic Healthcare, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.550%, 03/02/09	18,600
14,850	City of Cleveland, EAGLE, Series 2007-0085, Class A, Rev., VRDO, MBIA, LIQ: Citibank N.A., 0.850%, 03/05/09	14,850
1,375	County of Cuyahoga, Health Care Facilities, Franciscan Communities, Series E, Rev., VRDO, LOC: Lasalle Bank N.A., 0.570%, 03/02/09	1,375
	County of Hamilton,
99,220	Rev., VRDO, FSA, BHAC, 0.630%, 03/09/09	99,220
33,330	Series 2706, Rev., VRDO, AMBAC, LIQ: Morgan Stanley Municipal Funding, 0.970%, 03/05/09	33,330
11,455	Eclipse Funding Trust, Solar Eclipse, Chilli, Series 2007-0013, GO, VRDO, FGIC, LIQ: U.S. Bank N.A., 0.600%, 03/05/09	11,455
11,945	Eclipse Funding Trust, Solar Eclipse, Hamilton, Series 2006-0158, Rev., VRDO, MBIA, LIQ: U.S. Bank N.A., 0.600%, 03/05/09	11,945
5,000	Franklin County, Holy Cross Health Systems, Rev., VRDO, 0.500%, 03/02/09	5,000
66,800	Franklin County, Ohio Health, Class A, Rev., VRDO, 0.700%, 03/02/09	66,800
	Geauga County, South Franklin, Circle Project,
40,100	Series A, Rev., VRDO, LOC: Keybank N.A., 0.800%, 03/02/09	40,100
33,000	Series B, Rev., VRDO, LOC: Keybank N.A., 0.800%, 03/02/09	33,000
29,395	Lancaster Port Authority, Ohio Gas, Rev., VRDO, 0.570%, 03/02/09	29,395
	Montgomery County, Catholic Health,
9,675	Series B-1, Rev., VRDO, 0.300%, 03/02/09	9,675
18,450	Series B-2, Rev., VRDO, 0.450%, 03/02/09	18,450
	Ohio Air Quality Development Authority, PCR, First Energy,
26,095	Series A, Rev., VRDO, LOC: Barclays Bank plc, 0.600%, 03/02/09	26,095
6,750	Series B, Rev., VRDO, LOC: Bank of America N.A., 0.550%, 03/03/09	6,750
9,280	Ohio Housing Finance Agency, Series 1422-R, Rev., VRDO, GNMA/FNMA, LIQ: Merrill Lynch Capital Services, 0.780%, 03/09/09	9,280
	Ohio Housing Finance Agency, Residential Mortgage Backed,
26,600	Series B, Rev., VRDO, AMT, 0.750%, 03/02/09	26,600
22,625	Series F, Rev., VRDO, AMT, GNMA/FNMA, 0.800%, 03/02/09	22,625
34,375	Ohio St Higher Educational Facility Commission, University Hospitals Health Systems, Class A, Rev., VRDO, LOC: Allied Irish Bank plc, 0.700%, 03/02/09	34,375
30,400	Ohio State University, Rev., VRDO, 0.350%, 03/09/09	30,400
3,377	Ohio State Water Development Authority, Series 1118, Rev., VRDO, LIQ: Rabobank Nederland, 0.660%, 03/05/09 (e)	3,377

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   51

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Ohio — Continued
10,200	Ohio State Water Development Authority, Multimodal, Water Development Timken, Rev., VRDO, LOC: Northern Trust Company, 0.600%, 03/04/09	10,200
600	Ohio State Water Development Authority, Pollution Control, First Energy Gen Corp. Project, Series A, Rev., VRDO, LOC: Barclays Bank plc, 0.550%, 03/02/09	600
	Ohio State Water Development Authority, Pollution Control, First Energy Nuclear Project,
23,350	Series A, Rev., VRDO, AMT, LOC: Bank of Nova Scotia, 0.700%, 03/04/09	23,350
31,500	Series C, Rev., VRDO, LOC: Wachovia Bank N.A., 0.680%, 03/02/09	31,500
35,355	Ohio State Water Development Authority, Pollution Control, First Energy Project, Series A, Rev., VRDO, AMT, LOC: Barclays Bank plc, 0.600%, 03/05/09	35,355
172,890	Puttable Floating Option Tax-Exempt Receipts, Rev., VRDO, LIQ: Merrill Lynch Capital Services, 1.650%, 03/09/09	172,890
7,755	State of Ohio, Series ROCS-RR-II-R-208, GO, VRDO, FSA, LIQ: Citibank N.A., 1.060%, 03/05/09	7,755
28,020	State of Ohio, Higher Educational Facilities Commission, Series ROCS-RR-II-R-12113, Rev., VRDO, AMBAC, LIQ: Citigroup Financial Products, 1.870%, 03/05/09	28,020
3,500	State of Ohio, Higher Educational Facility Commission, Case Western Reserve, Series B-2, Rev., VRDO, LOC: Bank of America N.A., 0.550%, 03/02/09	3,500
1,430	State of Ohio, Solid Waste, BP Exploration & Oil Project, Rev., VRDO, 0.500%, 03/02/09	1,430
1,800	State of Ohio, Solid Waste, BP Products North America, Rev., VRDO, 0.500%, 03/02/09	1,800
69,740	University of Cincinnati, General Receipts, Series F, Rev., VRDO, LOC: Bayerische Landesbank, 0.600%, 03/05/09	69,740
		938,837
	Oklahoma — 0.3%
	Oklahoma State Capital Improvement Authority, Higher Education,
30,000	Series D1, Rev., VRDO, 0.600%, 03/02/09	30,000
15,000	Series D3, Rev., VRDO, 0.600%, 03/02/09	15,000
30,000	Series D4, Rev., VRDO, 0.600%, 03/02/09	30,000
10,490	Tulsa County Home Finance Authority, Multi-Family Housing, Waterford Apartments, Rev., VRDO, FNMA, LIQ: FNMA, 0.650%, 03/05/09	10,490
14,665	University Hospital, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.650%, 03/02/09	14,665
		100,155
	Oregon — 0.5%
13,700	Clackamas County Hospital Facility Authority, Legacy Health Systems, Series B, Rev., VRDO, LOC: U.S. Bank N.A., 0.550%, 03/02/09	13,700
7,295	Oregon State Housing & Community Services Department, Department of Housing and Development, Covenant Retirement, Series A, Rev., VRDO, LOC: U.S. Bank N.A., 0.730%, 03/09/09	7,295
35,000	Oregon State Housing & Community Services Department, Single Family Mortgage Program, Series F, Rev., VRDO, AMT, 0.650%, 03/05/09	35,000
22,400	Port of Portland, Portland Bulk Terminal, Rev., VRDO, LOC: Canadian Imperial Bank, 0.800%, 03/02/09	22,400
7,800	Portland Housing Authority, Housing Authority Multi-Family, Civic Apartments Redevelopment, Rev., VRDO, AMT, FHLMC, 0.680%, 03/02/09	7,800
10,750	Salem Hospital Facility Authority, Salem Hospital Project, Series C, Rev., VRDO, LOC: Allied Irish Bank plc, 0.800%, 03/02/09	10,750
	State of Oregon,
23,700	Series 73-F, GO, VRDO, 0.350%, 03/09/09	23,700
28,500	Series A, GO, TAN, 3.000%, 06/30/09	28,592
		149,237
	Other Territories — 3.6%
7,500	Austin Trust Various States, Series 2008-1091, Rev., VRDO, FSA, LIQ: Bank of America N.A., 1.020%, 03/05/09	7,500
	Deutsche Bank Spears/Lifers Trust Various States,
10,000	Series DB-292, Rev., VRDO, LIQ: Deutsche Bank A.G., 0.650%, 03/09/09	10,000
8,445	Series DB-295, Rev., VRDO, MBIA, LIQ: Deutsche Bank A.G., 0.750%, 03/09/09	8,445
12,825	Series DB-327, Rev., VRDO, AMBAC, LIQ: Deutsche Bank A.G., 0.650%, 03/09/09	12,825
65,395	Series DB-331 , Rev., VRDO, MBIA, LIQ: Deutsche Bank A.G., 0.650%, 03/09/09	65,395
11,945	Series DB-332, GO, VRDO, LIQ: Deutsche Bank A.G., 0.650%, 03/09/09	11,945
21,230	Series DB-344, Rev., VRDO, MBIA, AMBAC, LIQ: Deutsche Bank A.G., 0.630%, 03/09/09	21,230

SEE NOTES TO FINANCIAL STATEMENTS.

52   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Other Territories — Continued
55,510	Series DB-638, Rev., VRDO, LIQ: Deutsche Bank A.G., 0.650%, 03/05/09	55,510
	Federal Home Loan Mortgage Corp.,
19,436	Series M019, Class A, Rev., VRDO, FHLMC, 0.720%, 03/05/09	19,436
27,841	Series M020, Class A, Rev., VRDO, FHLMC, 0.720%, 03/05/09	27,841
36,574	Federal Home Loan Mortgage Corp., Multi-Family Housing, Series M017, Class A, Rev., VRDO, FHLMC, 0.670%, 03/05/09	36,574
18,100	Macon Trust Various States, Series 2007-324, Rev., VRDO, FSA-CR, LIQ: Bank of America N.A., 3.670%, 03/05/09	18,100
	Puttable Floating Option Tax-Exempt Receipts,
18,495	Series MT-389, Rev., VRDO, MBIA, LIQ: Merrill Lynch International Bank Ltd., 0.630%, 03/09/09	18,495
38,620	Series PPT-0034, Class A, FHLMC, LIQ: FHLMC, 0.890%, 03/05/09	38,620
49,205	Series PPT-1001, Class A, VRDO, FHLMC, LIQ: FHLMC, 0.820%, 03/05/09	49,205
32,340	Series PPT-1001, Class I, FHLMC, LIQ: FHLMC, 0.820%, 03/05/09	32,340
15,380	Series PT-1001, Class C, Rev., VAR, FHLMC, LIQ: FHLMC, 0.820%, 03/05/09	15,380
240,065	Series PT-1006, Class A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.890%, 03/09/09	240,065
261,170	Series PT-1008, Class A, GO, VRDO, FHLMC, LIQ: FHLMC, 0.840%, 03/09/09	261,170
26,180	Series PT-4083, COP, VRDO, FSA, 0.940%, 03/09/09	26,180
50,390	Series PT-4278, Rev., VRDO, FSA, LIQ: Merrill Lynch Capital Services, 0.830%, 03/09/09	50,390
28,835	Puttable Floating Option Tax-Exempt Receipts, SunAmerica Trust, Series 2001-2, Class A, Rev., VRDO, LIQ: FHLMC, 0.920%, 03/09/09	28,835
8,780	SunAmerica Trust, Various States, Series 2, Class A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.920%, 03/05/09	8,780
22,435	Wachovia Bank MERLOTS/Bruts Trust, Series ON1, Rev., VRDO, 0.870%, 03/05/09	22,435
		1,086,696
	Pennsylvania — 3.8%
	Allegheny County Higher Education Building Authority, Carnegie Mellon University,
18,355	Rev., VRDO, 0.400%, 03/03/09	18,355
43,800	Series PT-878, Class C, Rev., VRDO, 0.400%, 03/02/09	43,800
21,084	Allegheny County Hospital Development Authority, University of Pittsburgh Medical Center, Series B-1, Rev., VRDO, 0.820%, 03/02/09	21,084
12,000	Berks County Municipal Authority, Reading Hospital and Medical Center, Series A-1, Rev., VRDO, 0.600%, 03/05/09	12,000
8,850	Bucks County IDA, Grand View Hospital, Series B, Rev., VRDO, LOC: PNC Bank N.A., 0.600%, 03/02/09	8,850
12,390	Bucks County IDA, Law School Admission Council, Rev., VRDO, LOC: Allied Irish Bank plc, 0.650%, 03/02/09	12,390
8,000	Chester County IDA, University Student Housing LLC, Series A, Rev., VRDO, LOC: Citizens Bank of Pennsylvania, 0.650%, 03/02/09	8,000
100,000	City of Philadelphia, Series A, GO, TRAN, 3.500%, 06/30/09	100,493
10,000	City of Philadelphia, Water & Wastewater Systems, EAGLE, Series 2005-0050, Class A, Rev., VRDO, BHAC, FSA, LIQ: Citibank N.A., 0.740%, 03/05/09	10,000
31,575	Cumberland County Municipal Authority, Daikon Lutheran Social, Series B, Rev., VRDO, RADIAN, LOC: Wachovia Bank N.A., 0.580%, 03/05/09	31,575
37,210	Delaware County Authority, Crozer Chester Medical Center, Rev., VRDO, LOC: Wachovia Bank N.A., 0.580%, 03/02/09	37,210
37,195	Delaware County IDA, MERLOTS, Rev., VRDO, 0.650%, 03/04/09	37,195
9,500	Delaware County IDA, United Parcel Service Project, Rev., VRDO, 0.450%, 03/02/09	9,500
	Delaware Valley Regional Financial Authority,
18,700	Series B, Rev., VRDO, LOC: Bayerische Landesbank, 0.600%, 03/02/09	18,700
18,300	Series B, Rev., VRDO, LOC: Bayerische Landesbank, 0.620%, 03/04/09	18,300
11,700	Doylestown Hospital Authority, Series B, Rev., VRDO, LOC: PNC Bank N.A., 0.600%, 03/05/09	11,700
10,050	Geisinger Authority, Health Systems, Series A, Rev., VRDO, 0.450%, 03/02/09	10,050
9,500	Lancaster County Hospital Authority, Healthy Systems, Lancaster General Hospital, Rev., VRDO, LOC: Bank of America N.A., 0.520%, 03/02/09	9,500
19,700	Lancaster County Hospital Authority, Masonic Homes Project, Series B, Rev., VRDO , LOC: Wachovia Bank N.A., 0.550%, 03/02/09	19,700

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   53

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Pennsylvania — Continued
28,270	Macon Trust Various States, Series 2007-321, Rev., VRDO, FSA, 1.020%, 03/05/09	28,270
10,000	Montgomery County, Series A, GO, VRDO, 0.500%, 03/03/09	10,000
80,760	Montgomery County IDA, PCR, Series A, Rev., VRDO, LOC: Wachovia Bank N.A., 0.500%, 03/04/09	80,760
13,330	Montgomery County IDA, PCR, Exelon Corp., Rev., VRDO, LOC: Wachovia Bank N.A., 0.650%, 03/04/09	13,330
	Montgomery County IDA, Philadelphia Presbyterian Homes,
31,555	Series A, Rev., VRDO, LOC: Wachovia Bank N.A., 0.580%, 03/02/09	31,555
19,000	Series B, Rev., VRDO, LOC: Wachovia Bank N.A., 0.580%, 03/02/09	19,000
	Montgomery County Redevelopment Authority, Multi-Family Housing, Brookside Manors Apartments Project,
4,710	Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.620%, 03/05/09	4,710
1,900	Series T-2, Rev., VRDO, LIQ: FNMA, 0.620%, 03/05/09	1,900
10,000	Montgomery County Redevelopment Authority, Multi-Family Housing, Kingswood Apartments Project, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.620%, 03/05/09	10,000
37,450	Montgomery County, Notes, GO, 3.000%, 06/01/09	37,548
42,150	Pennsylvania Economic Development Financing Authority, Series ROCS-RR-R-10418CE, GO, VRDO, LIQ: Citibank N.A., 0.650%, 03/05/09 (e)	42,150
21,530	Pennsylvania Economic Development Financing Authority, MERLOTS, Series F01, Rev., VRDO, LOC: Wachovia Bank N.A., 0.650%, 03/04/09	21,530
1,995	Pennsylvania Energy Development Authority, B&W Ebensburg Project, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.770%, 03/04/09	1,995
	Pennsylvania Higher Educational Facilities Authority, St. Joseph’s University,
8,000	Series A, Rev., VRDO, LOC: Allied Irish Bank plc, 0.780%, 03/02/09	8,000
11,500	Series B, Rev., VRDO, LOC: Citizens Bank of Pennsylvania, 0.550%, 03/02/09	11,500
2,500	Series C, Rev., VRDO, LOC: PNC Bank N.A., 0.580%, 03/02/09	2,500
10,440	Pennsylvania Higher Educational Facilities Authority, University of Pennsylvania Housing Project, Rev., VRDO, LOC: Citizens Bank of Pennsylvania, 0.650%, 03/05/09	10,440
14,125	Pennsylvania Housing Finance Agency, MERLOTS, Series C-32, Rev., VRDO, 0.650%, 03/04/09	14,125
	Pennsylvania Housing Finance Agency, Single Family Mortgage,
10,000	Series 82-C, Rev., VRDO, AMT, 0.700%, 03/02/09	10,000
13,800	Series 83-B, Rev., VRDO, AMT, 0.900%, 03/02/09	13,800
13,045	Series 85-B, Rev., VRDO, 0.900%, 03/02/09	13,045
17,000	Series 85-C, Rev., VRDO, 0.900%, 03/02/09	17,000
10,000	Series 90-C, Rev., VRDO, AMT, 0.900%, 03/02/09	10,000
26,100	Pennsylvania State Public School Building Authority, Series 1552, Rev., VRDO, FSA, LIQ: Morgan Stanley Municipal Funding, 0.660%, 03/05/09	26,100
86,380	Pennsylvania State Public School Building Authority, EAGLE, Series 2006-0161, Class A, Rev., VRDO, FSA, LIQ: Helaba, 1.800%, 03/05/09	86,380
	Pennsylvania Turnpike Commission,
12,300	Series A-3, Rev., VRDO, 0.630%, 03/02/09	12,300
1,400	Series B-3, Rev., VRDO, LOC: Bank of America N.A., 0.600%, 03/05/09	1,400
28,700	Philadelphia Authority for Industrial Development, Pooled Loan Program, Series A-2, Rev., VRDO, LOC: Citizens Bank of Pennsylvania, 0.650%, 03/05/09	28,700
25,800	Philadelphia Authority for Industrial Development, Regional Performing Arts Center Project, Rev., VRDO, LOC: Wachovia Bank N.A., 0.500%, 03/04/09	25,800
30,000	RBC Municipal Products, Inc., Trust, Series C-5, Rev., VRDO, LOC: Royal Bank of Canada, LIQ: Royal Bank of Canada, 0.640%, 03/02/09	30,000
11,900	Southcentral General Authority, Wellspan Health Obligation Group, Series D, Rev., VRDO, LOC: Suntrust Bank, 0.590%, 03/02/09	11,900
14,000	State Public School Building Authority, Series 1479, Rev., VRDO, FSA, LIQ: Morgan Stanley Municipal Funding, 0.660%, 03/05/09	14,000
	University of Pittsburgh, University Capital Project,
9,100	Series B, Rev., VRDO, 0.570%, 03/02/09	9,100

SEE NOTES TO FINANCIAL STATEMENTS.

54   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Pennsylvania — Continued
17,900	Series C, Rev., VRDO, 0.570%, 03/02/09	17,900
14,185	Wells Fargo Stage Trust, Series 2008-1C, Rev., VRDO, LIQ: Wells Fargo & Company, 0.660%, 03/05/09 (e)	14,185
		1,129,325
	Rhode Island — 0.4%
12,600	Rhode Island Health & Educational Building Corp., Health Facilities, Home & Hospice, Rev., VRDO, LOC: Citizens Bank of Rhode Island, 0.650%, 03/04/09	12,600
37,400	Rhode Island Health & Educational Building Corp., Higher Education Facilities, Brown University, Series B, Rev., VRDO, 0.350%, 03/05/09	37,400
4,800	Rhode Island Health & Educational Building Corp., Hospital Financing, Newport Hospital, Rev., VRDO, LOC: Fleet National Bank, 0.650%, 03/04/09	4,800
2,210	Rhode Island Health & Educational Building Corp., International Institute of Rhode Island, Rev., VRDO, LOC: Fleet National Bank, 0.650%, 03/04/09	2,210
8,750	Rhode Island Health & Educational Building Corp., Moses Brown School Issue, Rev., VRDO, LOC: Citizens Bank, 0.650%, 03/04/09	8,750
	Rhode Island Health & Educational Building Corp., Rhode Island School of Design,
11,700	Series A, Rev., VRDO, LOC: Bank of America N.A., 0.750%, 03/09/09	11,700
6,650	Series B, Rev., VRDO, LOC: Bank of America N.A., 0.530%, 03/04/09	6,650
7,000	Rhode Island Housing & Mortgage Finance Corp., Multi-Family Housing, Sutterfield, Rev., VRDO, AMT, FHLMC, LIQ: FHLMC, 0.920%, 03/02/09	7,000
19,900	Rhode Island Housing & Mortgage Finance Corp., Multi-Family Housing, University Heights, Rev., VRDO, AMT, FHLMC, LIQ: FHLMC, 0.920%, 03/02/09	19,900
		111,010
	South Carolina — 0.9%
3,000	Cherokee County, Oshkosh Truck Project, Rev., VRDO, LOC: Bank of America N.A., 0.920%, 03/04/09	3,000
17,760	City of Charleston, Capital Improvements, Series B, Rev., VRDO, 0.650%, 03/05/09	17,760
16,370	Clarendon Hospital District, Health Care Facilities, Series A, Rev., VRDO, LOC: Wachovia Bank N.A., 0.610%, 03/02/09	16,370
14,845	Eclipse Funding Trust, Solar Eclipse, SCAGO, Series 2007-0003, Rev., VRDO, FSA, LIQ: U.S. Bank N.A., 0.600%, 03/05/09	14,845
8,200	Florence County, Roche Carolina, Inc., Rev., VRDO, LOC: UBS A.G., 0.580%, 03/02/09	8,200
20,100	Greenville Hospital System Board, Series D, Rev., VRDO, LOC: Wachovia Bank N.A., 0.580%, 03/02/09	20,100
32,455	Patriots Energy Group, Rev., VRDO, LOC: Wachovia Bank N.A., 0.650%, 03/05/09	32,455
60,000	Piedmont Municipal Power Agency, Series E, Rev., VRDO, LOC: Wachovia Bank N.A., 0.580%, 03/02/09	60,000
1,000	South Carolina Educational Facilities Authority, Morris College Project, Rev., VRDO, LOC: Bank of America N.A., 0.700%, 03/02/09	1,000
4,700	South Carolina Jobs & EDA, Bon Secours Health System Inc., Rev., VRDO, LOC: Landesbank Baden-Wuerttemberg, 0.620%, 03/02/09	4,700
300	South Carolina Jobs & EDA, Concept Packaging Group Project, Rev., VRDO, LOC: Bank of America N.A., 0.950%, 03/05/09	300
18,000	South Carolina Jobs & EDA, CPF Properties II LLC Project, Rev., VRDO, LOC: Wachovia Bank N.A., 0.610%, 03/02/09	18,000
2,055	South Carolina Jobs & EDA, South Carolina Catholic Diocese Project, Rev., VRDO, LOC: Bank of America N.A., 0.700%, 03/02/09	2,055
4,600	South Carolina Jobs & EDA, Specialty Minerals Project, Rev., VRDO, LOC: Bank of New York, 0.950%, 03/02/09	4,600
4,520	South Carolina Jobs & EDA, Thompson Steel Co., Inc., Project, Rev., VRDO, LOC: Bank of America N.A., 0.900%, 03/02/09	4,520
960	South Carolina Jobs & EDA, Valley Proteins, Inc. Project, Rev., VRDO, LOC: U.S. Bank N.A., 0.780%, 03/05/09	960
	South Carolina State Public Service Authority,
10,510	Series ROCS-RR-II-R-10288, Rev., VRDO, FSA, LIQ: Citigroup Financial Products, 1.370%, 03/05/09	10,510
17,820	Series ROCS-RR-II-R-11528, Rev., VRDO, AMBAC, Assured Guaranty Ltd., LIQ: Citibank N.A., 0.860%, 03/05/09	17,820
33,660	Series ROCS-RR-II-R-12034, Rev., VRDO, FSA-CR, AMBAC, LIQ: Citigroup Financial Products, 1.390%, 03/05/09	33,660
		270,855

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   55

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	South Dakota — 0.2%
	South Dakota Housing Development Authority, Home Ownership Mortgage,
9,500	Series C, Rev., VRDO, AMT, 0.850%, 03/02/09	9,500
19,200	Series C-1, Rev., VRDO, 0.680%, 03/02/09	19,200
5,000	Series F, Rev., VRDO, 0.830%, 03/02/09	5,000
5,000	Series G, Rev., VRDO, 0.770%, 03/02/09	5,000
14,940	Series H, Rev., 2.500%, 01/04/10	15,109
21,065	Series ROCS-RR-II-R-13080, Rev., VRDO, LIQ: Citigroup Financial Products, 0.990%, 03/05/09	21,065
		74,874
	Tennessee — 1.7%
	Blount County Public Building Authority, Local Government Public Improvement,
12,300	Series E-2-A, Rev., VRDO, LOC: Suntrust Bank, 0.600%, 03/02/09	12,300
20,165	Series E-3-B, Rev., VRDO, LOC: KBC Bank N.V., 0.600%, 03/02/09	20,165
14,835	Series E-3-C, Rev., VRDO, LOC: KBC Bank N.V., 0.600%, 03/02/09	14,835
3,000	Series E-3-D, Rev., VRDO, LOC: KBC Bank N.V., 0.600%, 03/02/09	3,000
10,365	Series E-3-E, Rev., VRDO, LOC: KBC Bank N.V., 0.600%, 03/02/09	10,365
10,100	Series E-4-A, Rev., VRDO, LOC: KBC Bank N.V., 0.600%, 03/02/09	10,100
10,620	Chattanooga Health Educational & Housing Facility Board, Rev., VRDO, LOC: Bank of America N.A., 0.600%, 03/02/09	10,620
19,110	Chattanooga Health Educational & Housing Facility Board, Catholic Health, Series C, Rev., VRDO, 0.300%, 03/02/09	19,110
14,500	Chattanooga Health Educational & Housing Facility Board, Improvements - Girls Prep Schools, Rev., VRDO, LOC: Suntrust Bank, 0.620%, 03/02/09	14,500
11,685	Clarksville Public Building Authority, Rev., VRDO, LOC: Bank of America N.A., 0.600%, 03/02/09	11,685
	Clarksville Public Building Authority, Pooled Financing, Tennessee Municipal Bond Board,
36,570	Rev., VRDO, LOC: Bank of America N.A., 0.600%, 03/02/09	36,570
4,350	Rev., VRDO, LOC: Bank of America N.A., 0.650%, 03/05/09	4,350
3,000	Jackson IDB, Solid Waste Disposal, Florida Steel Corp. Project, Rev., VRDO, LOC: Bank of America N.A., 0.900%, 03/05/09	3,000
8,500	Knox County Health Educational & Housing Facilities Board, Covenant Health, Series B4, Rev., VRDO, LOC: Suntrust Bank, 0.600%, 03/02/09	8,500
14,475	Memphis Health Educational & Housing Facility Board, Multi-Family Housing, Wategrove Apartments Project, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.650%, 03/05/09	14,475
35,000	Metropolitan Government Nashville & Davidson County, Health & Educational Facilities Board, Ascension Health & Educational Facilities Board, Rev., VRDO, 0.350%, 03/02/09	35,000
13,400	Metropolitan Government Nashville & Davidson County, Health & Educational Facilities Board, Belmont University Project, Rev., VRDO, LOC: Suntrust Bank, 0.570%, 03/02/09	13,400
	Metropolitan Government Nashville & Davidson County, Health & Educational Facilities Board, Vanderbilt University,
6,700	Series A, Rev., VRDO, 0.350%, 03/05/09	6,700
38,435	Series A-2, Rev., VRDO, 0.300%, 03/02/09	38,435
13,425	Series B, Rev., VRDO, 0.350%, 03/05/09	13,425
2,775	Metropolitan Government Nashville & Davidson County, IDA, L&S LLC Project, Series L, Rev., VRDO, LOC: Bank of New York, 0.900%, 03/05/09	2,775
14,600	Metropolitan Government Nashville & Davidson County, IDA, YMCA Project, Rev., VRDO, LOC: Bank of America N.A., 0.650%, 03/05/09	14,600
11,500	Metropolitan Government Nashville & Davidson County, Multi-Family Housing, Retreat Dry, Rev., VRDO, LOC: Citibank N.A., 0.730%, 03/05/09	11,500
	Montgomery County Public Building Authority, Tennessee County Loan Pool,
55,760	Rev., VRDO, LOC: Bank of America N.A., 0.600%, 03/02/09	55,760
8,460	Rev., VRDO, LOC: Bank of America N.A., 0.650%, 03/05/09	8,460
	Sevier County Public Building Authority,
10,295	Series A-2, Rev., VRDO, LOC: KBC Bank N.V., 0.600%, 03/02/09	10,295
10,095	Series A-3, Rev., VRDO, LOC: KBC Bank N.V., 0.600%, 03/02/09	10,095
4,815	Shelby County Health, Educational & Housing Facilities Board, Rhodes College, Rev., VRDO, LOC: Bank of America N.A., 0.670%, 03/02/09	4,815

SEE NOTES TO FINANCIAL STATEMENTS.

56   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Tennessee — Continued
10,165	Signal Mountain Health, Educational & Housing Facility Board, Alexian Village, Rev., VRDO, FSA, 0.750%, 03/02/09	10,165
71,001	Tennessee Energy Acquisition Corp., Series 52G, Rev., VRDO, LIQ: Goldman Sachs Special Situation, 1.170%, 03/05/09	71,001
		500,001
	Texas — 9.0%
36,355	Aldine Independent School District, School Buildings, GO, VRDO, PSF-GTD, 2.000%, 06/15/09	36,355
9,100	Bexar County Housing Finance Authority, Multi-Family Housing, Altamonte Apartment Projects, Rev., VRDO, FNMA, LIQ: FNMA, 0.620%, 03/04/09	9,100
3,500	Bowie County Industrial Development Corp., Texarkana Newspapers, Inc., Rev., VRDO, LOC: Bank of New York, 0.700%, 03/02/09	3,500
1,200	Calhoun County Naval IDA, Formosa Plastics Corp. Project, Rev., VRDO, LOC: Bank of America N.A., 0.760%, 03/04/09	1,200
62,360	Capital Area Cultural Education Facilities Finance Corp., Roman Catholic Diocese, Rev., VRDO, LOC: Wachovia Bank N.A., 0.580%, 03/02/09	62,360
20,250	City of Dallas, Series 2981, Rev., VRDO, Assured Guaranty Ltd., LIQ: Morgan Stanley Municipal Funding, 0.670%, 03/05/09 (e)	20,250
	City of Houston,
13,200	Series ROCS-RR-II-R-12046, Rev., VRDO, FSA, LIQ: Citibank N.A., 1.770%, 03/05/09	13,200
20,895	Series ROCS-RR-II-R-12050, Rev., VRDO, BHAC-CR, MBIA, LIQ: Citigroup Financial Products, 1.050%, 03/05/09	20,895
20,100	Series ROCS-RR-II-R-12096, Rev., VRDO, BHAC-CR, MBIA, LIQ: Citigroup Global Markets, 1.050%, 03/05/09	20,100
17,500	City of Houston, Airport Systems, Floating Rate Receipts, Series SG-149, Rev., VRDO, FSA, LIQ: Societe Generale, 0.670%, 03/05/09	17,500
	City of Houston, First Lien,
25,000	Series A-1, Rev., VRDO, LOC: Bank of America N.A., 0.650%, 03/02/09	25,000
6,000	Series A-2, Rev., VRDO, LOC: Bank of America N.A., 0.650%, 03/02/09	6,000
64,895	City of Houston, MERLOTS, Series B17, Rev., VRDO, MBIA, 2.150%, 03/04/09 (e)	64,895
10,085	City of Richardson, Refinancing & Improvement, GO, VRDO, 2.000%, 06/15/09	10,085
	City of San Antonio, Electric & Gas,
24,200	Series SG-104, Rev., VRDO, LIQ: Societe Generale, 0.680%, 03/09/09 (p)	24,200
4,195	Series SG-105, LOC: Societe Generale, 0.680%, 04/09/09 (p)	4,195
11,000	City of San Antonio, Electric & Gas Systems, Junior Lien, Rev., VRDO, 0.600%, 03/02/09	11,000
	City of San Antonio, Water Revenue,
12,500	Series 1237, Rev., VRDO, MBIA, LIQ: Morgan Stanley Municipal Funding, 0.660%, 03/05/09	12,500
6,435	Series SG-159, Rev., VRDO, FSA, 0.670%, 03/05/09	6,435
36,000	City of San Antonio, Water Revenue, EAGLE, Series 2006-0005, Class A, Rev., VRDO, MBIA, LIQ: Citibank N.A., 0.870%, 03/05/09 (e)	36,000
8,719	Collin County Housing Finance Corp., Multi-Family Housing, Preston Bends Apartment Project, Rev., VRDO, FNMA, LIQ: FNMA, 0.500%, 03/04/09	8,719
18,245	Crawford Educational Facilities Corp., Concordia University, Rev., VRDO, LOC: Wachovia Bank N.A., 0.580%, 03/02/09	18,245
19,040	Crawford Educational Facilities Corp., Southwestern University Project, Series B, Rev., VRDO, 0.470%, 03/02/09	19,040
14,480	Cypress-Fairbanks Independent School District, Series PZ-203, GO, VRDO, MBIA, PSF-GTD, LIQ: Wells Fargo Bank N.A., 0.670%, 03/09/09	14,480
20,400	Dallas Performing Arts Cultural Facilities Corp., Dallas Center Foundation Project, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.550%, 03/02/09	20,400
6,000	Dallas-Fort Worth International Airport Facilities Improvement Corp., Series PT-3875, Rev., VRDO, AGC-ICC, MBIA, LIQ: Merrill Lynch Capital Services, 1.030%, 03/09/09	6,000
5,000	Dallas-Fort Worth International Airport Facilities Improvement Corp., FlightSafety International, Inc. Project, Rev., VRDO, 0.680%, 03/02/09	5,000
	Deutsche Bank Spears/Lifers Trust Various States,
25,060	Series DB-456, Rev., VRDO, FSA, LIQ: Deutsche Bank A.G., 0.640%, 03/05/09	25,060
9,800	Series DB-515, Rev., VRDO, LIQ: Deutsche Bank A.G., 0.620%, 03/05/09	9,800
35,705	Dexia Credit Local Certificates Trust, Series 2008-062, GO, VRDO, PSF-GTD, LIQ: Dexia Credit Local, 3.500%, 03/05/09	35,705

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   57

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Texas — Continued
26,660	Eclipse Funding Trust, Solar Eclipse, Browns, Series 2006-0068, Rev., VRDO, AMBAC, LIQ: U.S. Bank N.A., 0.530%, 03/09/09	26,660
10,980	Eclipse Funding Trust, Solar Eclipse, El Paso, Series 2006-0032 , GO, VRDO, AMBAC, LIQ: U.S. Bank N.A., 0.570%, 03/05/09	10,980
	Eclipse Funding Trust, Solar Eclipse, Houston,
26,405	Series 2006-0070, Rev., VRDO, FSA, LIQ: U.S. Bank N.A., 0.530%, 03/09/09	26,405
15,985	Series 2007-0033, Rev., VRDO, AMBAC, LIQ: U.S. Bank N.A., 0.570%, 03/05/09	15,985
9,900	Eclipse Funding Trust, Solar Eclipse, Keller, Series 2006-0056, GO, VRDO, MBIA, PSF-GTD, LIQ: U.S. Bank N.A., 0.600%, 03/05/09	9,900
5,600	Eclipse Funding Trust, Solar Eclipse, North, Series 2006-0058, GO, VRDO, MBIA-IBC, PSF-GTD, LIQ: U.S. Bank N.A., 0.600%, 03/05/09	5,600
10,305	Eclipse Funding Trust, Solar Eclipse, Waco, Series 2007-0040, Rev., VRDO, MBIA, LIQ: U.S. Bank N.A., 0.600%, 03/05/09	10,305
12,095	El Paso Independent School District, MERLOTS, Series K02, GO, VRDO, PSF-GTD, 0.650%, 03/04/09	12,095
24,419	Garland Health Facilities Development Corp., Chambrel Club Hill, Rev., VRDO, FNMA, LIQ: FNMA, 0.650%, 03/05/09	24,419
20,900	Gulf Coast Waste Disposal Authority, Exxonmobil Project, Rev., VRDO, 0.350%, 03/02/09	20,900
5,000	Harlandale Independent School District, Municipal Securities Trust Receipts, Series SGA-100, GO, VRDO, PSF-GTD, LIQ: Societe Generale, 0.680%, 03/04/09	5,000
35,000	Harris County Cultural Education Facilities Finance Corp., Series C, Rev., VRDO, LOC: Wachovia Bank N.A., 0.570%, 03/02/09	35,000
33,000	Harris County Health Facilities Development Corp., Series A2, Rev., VRDO, AMBAC, LOC: Bank of America N.A., 0.550%, 03/02/09	33,000
13,500	Harris County Housing Finance Corp., Baypointe Apartments, Rev., VRDO, LOC: Citibank N.A., 0.750%, 03/04/09	13,500
	Harris County IDC,
8,400	Rev., VRDO, 0.300%, 03/02/09	8,400
4,100	Hays Memorial Health Facilities Development Corp., Central Texas Medical Center Project, Series A, Rev., VRDO, LOC: Suntrust Bank N.A., 0.650%, 03/05/09	4,100
29,245	Houston Higher Education Finance Corp., Floating Rate Receipts, Series SG-139, Rev., VRDO, 0.680%, 03/09/09	29,245
78,900	Katy Independent School District, Series C, GO, VRDO, PSF-GTD, 0.550%, 03/05/09	78,900
22,280	Lamar Consolidated Independent School District, Schoolhouse, GO, VRDO, PSF-GTD, 1.850%, 09/08/09	22,280
17,000	Lewisville Independent School District, Municipal Securities Trust Receipts, Series SGA-134, GO, VRDO, LIQ: Societe Generale, 0.650%, 03/04/09 (e)	17,000
22,470	Lower Colorado River Authority, Series ROCS-RR-II-R-10285, Rev., VRDO, BHAC-CR, FSA-CR, MBIA, LIQ: Citibank N.A., 0.800%, 03/05/09	22,470
2,000	Lower Neches Valley Authority Industrial Development Corp., Mobil Oil Refining Corp. Project, Rev., VRDO, 0.350%, 03/02/09	2,000
24,610	Lower Neches Valley Authority, Chevron USA, Inc. Project, Rev., VRDO, 0.620%, 08/17/09	24,610
20,710	Lufkin Health Facilities Development Corp., Memorial Health System East Texas, Rev., VRDO, LOC: Wachovia Bank N.A., 0.550%, 03/02/09	20,710
24,510	Mansfield Independent School District, MERLOTS, Series B11, GO, VRDO, PSF-GTD, 2.150%, 03/04/09	24,510
5,455	Mansfield Independent School District, Municipal Securities Trust Receipts, Series SGA-129, GO, VRDO, PSF-GTD, LIQ: Societe Generale, 0.680%, 03/04/09 (e)	5,455
5,290	Mission Consolidated Independent School District, Municipal Securities Trust Receipts, Series SGA-105, GO, VRDO, PSF-GTD, LIQ: Societe Generale, 0.650%, 03/04/09	5,290
17,050	New Caney Independent School District, Floating Rate Certificates, Series SG-142, GO, VRDO, PSF-GTD, LIQ: Societe Generale, 0.670%, 03/05/09	17,050
20,000	North East Independent School District, Floater Certificates, Series SG-143, GO, VRDO, PSF-GTD, LIQ: Societe Generale, 0.670%, 03/05/09	20,000
54,360	North Texas Health Facility Development Corp., Baylor Health Care System Project, Series C, Rev., VRDO, FSA, 0.900%, 03/02/09	54,360
	North Texas Higher Education Authority,
10,000	Series A, Rev., VRDO, LOC: Lloyds TSB Bank plc, 0.900%, 03/02/09	10,000

SEE NOTES TO FINANCIAL STATEMENTS.

58   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Texas — Continued
23,030	Series A, Rev., VRDO, GTD STD LNS, LOC: Bank of America N.A., 0.900%, 03/02/09	23,030
36,280	North Texas Tollway Authority, Series 2903, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 0.660%, 03/05/09	36,280
17,200	Pasadena Independent School District, Series A, GO, VRDO, PSF-GTD, 0.550%, 03/05/09	17,200
11,735	Pharr San Juan Alamo Independent School District, Municipal Securities Trust Receipts, Series SGA-101, GO, VRDO, PSF-GTD, LIQ: Societe Generale, 0.680%, 03/04/09	11,735
17,800	Port of Port Arthur Navigation District, Rev., VRDO, 0.770%, 03/02/09	17,800
12,995	Puttable Floating Option Tax-Exempt Receipts, Series PT-3976, Rev., VRDO, FSA, LIQ: Merrill Lynch Capital Services, 1.030%, 03/09/09	12,995
13,115	San Antonio Housing Finance Corp., Series ROCS-RR-II-R-13058CE, Rev., VRDO, LIQ: Citigroup Financial Products, 1.330%, 03/05/09	13,115
10,485	Socorro Independent School District, MERLOTS, Series K01, GO, VRDO, PSF-GTD, 0.650%, 03/04/09	10,485
9,300	Southeast Texas Housing Finance Corp., Wyndham Park Apartments, Rev., VRDO, FNMA, LIQ: FNMA, 0.820%, 03/04/09	9,300
377,500	State of Texas, TRAN, 3.000%, 08/28/09	380,025
	State of Texas, EAGLE,
28,800	Series 2006-0126, Class A, GO, VRDO, LIQ: Citibank N.A., 0.690%, 03/05/09	28,800
20,000	Series 2007-0082, Class A, GO, VRDO, LIQ: Citibank N.A., 0.670%, 03/05/09	20,000
	State of Texas, Veterans Housing Assistance Fund,
7,100	Series A-1, GO, VRDO, LIQ: Texas State Treasurer, 0.670%, 03/02/09	7,100
7,515	Series II-A, GO, VRDO, 0.770%, 03/04/09	7,515
18,685	Series II-B, GO, VRDO, VA GTD, 0.670%, 03/02/09	18,685
14,030	Strategic Housing Finance Corp., Series ROCS-RR-II-R-700CE, Rev., VRDO, LIQ: Citigroup Financial Products, 1.350%, 03/05/09	14,030
8,700	Tarrant County Housing Finance Corp., Multi-Family Housing, Remington Project, Rev., VRDO, FNMA, LIQ: FNMA, 0.670%, 03/04/09	8,700
5,000	Texas Department of Housing & Community Affairs, Multi-Family Housing, Post Oak East Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.800%, 03/05/09	5,000
9,950	Texas Department of Housing & Community Affairs, Multi-Family Housing, Reading, Senior, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.800%, 03/02/09	9,950
8,000	Texas Department of Housing & Community Affairs, Multi-Family Housing, Terraces Cibolo, Rev., VRDO, LOC: Citibank N.A., 0.750%, 03/04/09	8,000
1,030	Texas Department of Housing & Community Affairs, Timber Point Apartments , Series A-1, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.660%, 03/04/09	1,030
	Texas Municipal Gas Acquisition & Supply Corp. I,
147,945	Series 2847, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 0.970%, 03/05/09	147,945
293,755	Series 2848, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 0.970%, 03/05/09	293,755
76,850	Series 2849, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 0.970%, 03/05/09	76,850
18,125	Series MT-365, Rev., VRDO, 1.580%, 03/09/09	18,125
	Texas State Turnpike Authority,
12,480	Series ROCS-RR-II-R-10297, Rev., VRDO, BHAC-CR, AMBAC, LIQ: Citigroup Financial Products, 1.050%, 03/05/09	12,480
24,750	Series ROCS-RR-II-R-12057, Rev., VRDO, BHAC-CR, AMBAC, LIQ: Citigroup Financial Products, 1.050%, 03/05/09	24,750
9,900	Texas State Turnpike Authority, EAGLE, Series 2003-0008, Class A, Rev., VRDO, BHAC-CR, AMBAC, LIQ: Citibank N.A., 0.750%, 03/05/09	9,900
23,650	Tyler Health Facilities Development Corp., Mother Frances Hospital, Series B, Rev., VRDO, LOC: Bank of America N.A., 0.650%, 03/02/09	23,650
	University of Texas,
19,370	Series A, Rev., VRDO, 0.380%, 03/05/09	19,370
20,800	Series B, Rev., VRDO, LIQ: University of Texas System Board Regulations, 0.300%, 03/02/09	20,800
191,345	Series B, Rev., VRDO, LIQ: University of Texas Management Company, 0.380%, 03/02/09	191,345
13,205	Series B, Rev., VRDO, LIQ: University of Texas System Board Regulations, 0.400%, 03/02/09	13,205

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   59

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Texas — Continued
9,705	Waco Health Facilities Development Corp., Series 2919, Rev., VRDO, MBIA, FHA, LIQ: Morgan Stanley Municipal Funding, 0.720%, 03/05/09	9,705
		2,706,003
	Utah — 0.8%
50,000	Central Utah Water Conservancy District, Series A, Rev., VRDO, 0.820%, 03/04/09	50,000
32,700	Central Utah Water Conservancy District, Limited Tax, Series B, GO, VRDO, LIQ: Helaba, 0.820%, 03/02/09	32,700
26,730	County of Salt Lake, EAGLE, Series 2008-0009, Class A, Rev., VRDO, AMBAC, LIQ: Citigroup Financial Products, 1.160%, 03/05/09	26,730
6,000	County of Weber, IHC Health Care Services, Series A, Rev., VRDO, 0.650%, 03/02/09	6,000
15,000	Emery County, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.660%, 03/02/09	15,000
10,080	Park City, U.S. Ski & Snowboard Association, Series U, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.580%, 03/02/09	10,080
11,810	Salt Lake City, Valley Mental Health Project, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.580%, 03/02/09	11,810
	Utah Housing Corp., Single Family Mortgage,
11,560	Series 2, Rev., VRDO, 0.750%, 03/02/09	11,560
12,335	Series E, Class I, Rev., VRDO, LIQ: Bayerische Landesbank, 1.550%, 03/04/09	12,335
7,575	Series E-1, Class I, Rev., VRDO, 0.700%, 03/04/09	7,575
6,775	Series F, Class I, Rev., VRDO, LIQ: Bayerische Landesbank, 4.500%, 03/04/09	6,775
13,630	Series I, Rev., VRDO, LIQ: Bayerische Landesbank, 1.550%, 03/04/09	13,630
	Utah Housing Finance Agency, Single Family Mortgage,
3,900	Series C-1, Class I, Rev., VRDO, 0.700%, 03/04/09	3,900
6,510	Series D-1, Rev., VRDO, AMT, 1.550%, 03/04/09	6,510
6,705	Series E-1, Rev., VRDO, AMT, LIQ: Bayerische Landesbank, 1.550%, 03/04/09	6,705
4,935	Series F-2, Class I, Rev., VRDO, 1.550%, 03/04/09	4,935
14,115	Washington County-St. George Interlocal Agency, Rev., VRDO, LOC: Bank of America N.A., 0.650%, 03/05/09	14,115
		240,360
	Vermont — 0.3%
15,475	University of Vermont & State Agricultural College, EAGLE, Series 2006-0086, Class A, Rev., VRDO, BHAC-CR, MBIA, LIQ: Helaba, 0.750%, 03/05/09	15,475
35,655	Vermont Educational & Health Buildings Financing Agency, Middlebury College Project, Rev., VRDO, 0.350%, 03/02/09	35,655
12,500	Vermont Educational & Health Buildings Financing Agency, Norwich University Project, Rev., VRDO, LOC: Citizens Bank, 0.500%, 03/02/09	12,500
6,835	Vermont Educational & Health Buildings Financing Agency, St. Johnsbury Academy Project, Rev., VRDO, LOC: Allied Irish Bank plc, 0.800%, 03/05/09	6,835
14,645	Vermont Housing Finance Agency, Multiple Purpose Notes, Series B, Rev., AMT, 2.000%, 04/30/09	14,645
		85,110
	Virginia — 1.6%
8,000	Chesapeake Hospital Authority, Hospital Facilities, Chesapeake General Hospital, Series A, Rev., VRDO, LOC: Suntrust Bank, 0.620%, 03/04/09	8,000
6,875	City of Alexandria IDA, Pooled Loan Program , Series A, Rev., VRDO, LOC: Bank of America N.A., 0.650%, 03/05/09	6,875
25,100	Fairfax County EDA, The Lorton Arts Foundation Project, Rev., VRDO, LOC: Wachovia Bank N.A., 0.580%, 03/02/09	25,100
	Fairfax County IDA,
30,000	Series 2008B-1, Rev., VAR, LIQ: Inova Health System Foundation, 1.600%, 04/20/09	30,000
16,490	Series 2008C-1, Rev., VAR, LIQ: Inova Health System Foundation, 1.600%, 04/20/09	16,490
	Fairfax County IDA, Inova Health System Project,
20,600	Series A-1, Rev., VRDO, 0.540%, 03/02/09	20,600
45,860	Series C-2, Rev., VRDO, 0.540%, 03/02/09	45,860
	Hanover County EDA, Bon Secours Health System Inc.,
4,700	Series D-1, Rev., VRDO, LOC: Landesbank Baden-Wuerttemberg, 0.620%, 03/02/09	4,700
6,900	Series D-2, Rev., VRDO, LOC: U.S. Bank N.A., 0.540%, 03/02/09	6,900
6,800	Henrico County EDA, Bon Secours Health System Inc., Series D, Rev., VRDO, LOC: Landesbank Baden-Wuerttemberg, 0.620%, 03/02/09	6,800

SEE NOTES TO FINANCIAL STATEMENTS.

60   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Virginia — Continued
9,000	James City County IDA, Housing Chambrel Project, Rev., VRDO, FNMA, LIQ: FNMA, 0.650%, 03/05/09	9,000
16,950	Lexington IDA, MERLOTS, Series E01, Rev., VRDO, LOC: Wachovia Bank N.A., 0.650%, 03/04/09	16,950
	Loudoun County IDA, Howard Hughes Medical,
31,405	Series C, Rev., VRDO, 0.450%, 03/04/09	31,405
21,905	Series D, Rev., VRDO, 0.450%, 03/04/09	21,905
10,000	Lynchburg IDA, Central Health Hospital, Series A, Rev., VRDO, MBIA, LOC: Suntrust Bank, 0.620%, 03/02/09	10,000
	Norfolk EDA, Bon Secours Health System Inc.,
6,200	Series D-1, Rev., VRDO, LOC: Landesbank Baden-Wuerttemberg, 0.620%, 03/02/09	6,200
4,800	Series D-2, Rev., VRDO, LOC: Bank of America N.A., 0.540%, 03/02/09	4,800
	Richmond IDA, Educational Facilities, Church & Schools,
12,505	Rev., VRDO, LOC: Suntrust Bank, 0.620%, 03/02/09	12,505
83,435	Suffolk EDA, Series ROCS-RR-II-R-10329, Rev., VRDO, LIQ: Citigroup Financial Products, 1.130%, 03/05/09	83,435
5,000	University of Virginia, EAGLE, Series 2006-0017, Class A, Rev., VRDO, LIQ: Citibank N.A., 0.650%, 03/05/09	5,000
41,600	Virginia College Building Authority, University of Richmond Project, Rev., VRDO, 0.600%, 03/02/09	41,600
23,590	Virginia Commonwealth Transportation Board, Series SG-137, Rev., VRDO, LIQ: Societe Generale, 0.680%, 03/09/09	23,590
18,780	Virginia Port Authority, EAGLE, Series 2006-0119, Class A, Rev., VRDO, FGIC, FSA-CR, LIQ: Citibank N.A., 0.780%, 03/05/09	18,780
5,415	Virginia Resources Authority, Infrastructure, Series ROCS-RR-II-R-249, Rev., VRDO, LIQ: Citibank N.A., 0.680%, 03/05/09	5,415
10,330	Virginia Small Business Financing Authority, Virginia State University Real Estate, Rev., VRDO, LOC: Bank of America N.A., 0.600%, 03/02/09	10,330
		472,240
	Washington — 1.7%
19,885	City of Seattle, Drain & Wastewater Utilities, Municipal Securities Trust Receipts, Series SG-135, Rev., VRDO, MBIA, LIQ: Societe Generale, 0.680%, 03/09/09	19,885
13,200	City of Seattle, Municipal Light & Power, Municipal Securities Trust Receipts, Series SGA-96, Rev., VRDO, MBIA, LIQ: Societe Generale, 0.670%, 03/02/09	13,200
4,000	City of Seattle, Municipal Securities Trust Receipts, Series SGA-142, GO, VRDO, LIQ: Societe Generale, 0.680%, 03/04/09	4,000
	County of King,
17,000	Series A, GO, VRDO, 0.750%, 03/02/09	17,000
25,160	Series ROCS-RR-II-R-10279, Rev., VRDO, FSA, LIQ: Citigroup Financial Products, 1.970%, 03/05/09	25,160
11,360	Eclipse Funding Trust, Solar Eclipse, Port S, Series 2006-0063, Rev., VRDO, MBIA, LIQ: U.S. Bank N.A., 0.530%, 03/09/09 (e)	11,360
	Eclipse Funding Trust, Solar Eclipse, Washington,
15,545	Series 2005-0001, GO, VRDO, FSA, LIQ: U.S. Bank N.A., 0.600%, 03/05/09	15,545
10,900	Series 2006-0009 , GO, VRDO, FSA, LIQ: U.S. Bank N.A., 0.570%, 03/05/09	10,900
28,135	Port Tacoma, Series ROCS-RR-II-R-12056, Rev., VRDO, FSA-CR, FGIC, LIQ: Citibank N.A., 1.170%, 03/05/09	28,135
8,680	Puttable Floating Option Tax-Exempt Receipts, Series PT-4185, Rev., VRDO, FSA-CR, AMBAC, LIQ: Merrill Lynch Capital Services, 0.830%, 03/09/09	8,680
885	Seattle Housing Authority, Low Income Housing Assistance, Bayview Manor Project, Series B, Rev., VRDO, LOC: U.S. Bank N.A., 0.670%, 03/04/09	885
10,900	Snohomish County Public Hospital District No. 2, Stevens Healthcare, GO, VRDO, LOC: Bank of America N.T. & S.A., 0.650%, 03/04/09	10,900
	State of Washington, MERLOTS,
12,365	Series B-09, Class B, GO, VRDO, 2.150%, 03/04/09	12,365
28,995	Series B-22, GO, VRDO, FGIC, MBIA, 2.150%, 03/04/09	28,995
21,665	Series B-22, GO, VRDO, FSA, 2.150%, 03/04/09	21,665
33,165	Series B-23, GO, VRDO, MBIA, 2.150%, 03/04/09	33,165
5,000	Washington Economic Development Finance Authority, Novelty Hill Properties LLC, Series C, Rev., VRDO, LOC: U.S. Bank N.A., 0.750%, 03/02/09	5,000

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   61

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Washington — Continued
6,975	Washington Health Care Facilities Authority, Southwest Washington Medical Center, Series B, Rev., VRDO, LOC: Bank of America N.A., 0.650%, 03/02/09	6,975
4,000	Washington Health Care Facilities Authority, Swedish Health Services, Rev., VRDO, LOC: Citibank N.A., 0.870%, 03/02/09	4,000
36,275	Washington State Housing Finance Commission, Mirabella Project, Series A, Rev., VRDO, LOC: HSN Nordbank A.G., 1.000%, 03/02/09	36,275
	Washington State Housing Finance Commission, Multi-Family Housing,
26,730	Series ROCS-RR-II-R-13059CE, Rev., VRDO, LIQ: Citigroup Financial Products, 1.330%, 03/05/09	26,730
44,695	Series ROCS-RR-II-R-13060CE, Rev., VRDO, LIQ: Citigroup Financial Products, 1.080%, 03/05/09	44,695
2,545	Washington State Housing Finance Commission, Multi-Family Housing, Granite Falls Assisted Project, Series A, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.730%, 03/05/09	2,545
285	Washington State Housing Finance Commission, Multi-Family Housing, JATC Educational Development Trust Project, Rev., VRDO, LOC: U.S. Bank N.A., 0.900%, 03/02/09	285
13,600	Washington State Housing Finance Commission, Multi-Family Housing, Mallard Lakes Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.800%, 03/05/09	13,600
29,240	Washington State Housing Finance Commission, Multi-Family Housing, Merrill Gardens, Kirkland, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.730%, 03/05/09	29,240
10,700	Washington State Housing Finance Commission, Seattle Country Day School, Rev., VRDO, LOC: Bank of America N.A., 0.640%, 03/02/09	10,700
2,750	Washington State Housing Finance Commission, Spokane Community College Foundation, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.650%, 03/09/09	2,750
25,000	Washington State Housing Finance Commission, YMCA Greater Seattle, Rev., VRDO, LOC: Bank of America N.A., 0.590%, 03/02/09	25,000
15,485	Washington State Housing Finance Commission, YMCA Snohomish County Project, Rev., VRDO, LOC: Bank of America N.A., 0.600%, 03/02/09	15,485
14,520	Wells Fargo Stage Trust, Series 2008-5C, Rev., VRDO, FSA, LIQ: Wells Fargo & Company, 0.690%, 03/05/09	14,520
		499,640

	West Virginia — 0.2%
19,490	Eclipse Funding Trust, Solar Eclipse, West Virginia, Series 2006-0132, Rev., VRDO, FSA, LIQ: U.S. Bank N.A., 0.600%, 03/05/09	19,490
43,750	West Virginia State Hospital Finance Authority, Series C, Rev., VRDO, FSA, 4.500%, 04/09/09	43,750
		63,240
	Wisconsin — 1.0%
25,000	Puttable Floating Option Tax-Exempt Receipts, Series MT-630, Rev., VRDO, MBIA, LIQ: Merrill Lynch International Bank Ltd., 0.630%, 03/09/09 (e)	25,000
	Wisconsin Health & Educational Facilities Authority,
50,000	Series MT-318, Rev., VRDO, FSA, LIQ: Merrill Lynch International Bank Ltd., 0.630%, 03/09/09	50,000
24,715	Series PT-761, Rev., VRDO, MBIA, 0.630%, 03/09/09	24,715
38,950	Wisconsin Health & Educational Facilities Authority, Ascension Health, Series D, Rev., 1.750%, 04/01/09	38,950
100,000	Wisconsin Health & Educational Facilities Authority, Children’s Hospital, Series B, Rev., VRDO, 0.820%, 03/05/09	100,000
15,000	Wisconsin Health & Educational Facilities Authority, Foedtert & Community Health, Class A, Rev., VRDO, LOC: U.S. Bank N.A., 0.550%, 03/04/09	15,000
25,650	Wisconsin Health & Educational Facilities Authority, Hospital Sister’s Services, Series B-1, Rev., VRDO, FSA, 0.900%, 03/09/09	25,650
9,600	Wisconsin Health & Educational Facilities Authority, Medical College, Series B, Rev., VRDO, LOC: U.S. Bank N.A., 0.420%, 03/02/09	9,600
	Wisconsin Housing & EDA,
4,000	Series A, Rev., VRDO, 0.850%, 03/02/09	4,000
3,850	Series E, Rev., VRDO, 0.780%, 03/02/09	3,850
		296,765

SEE NOTES TO FINANCIAL STATEMENTS.

62   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Wyoming — 0.1%
	Lincoln County, PCR, Exxon Project,
2,900	Rev., VRDO, 0.300%, 03/02/09	2,900
12,110	Series D, Rev., VRDO, 0.300%, 03/02/09	12,110
10,600	Platte County, PCR, Series A, Rev., VRDO, LOC: National Rural Utility Financing, 1.200%, 03/02/09	10,600
3,565	Unita County, PCR, Chevron USA, Inc. Project, Rev., VRDO, 0.650%, 03/02/09	3,565
4,955	Wyoming Community Development Authority, Series 1452, Rev., VRDO, 0.780%, 03/09/09	4,955
		34,130
	Total Municipal Bonds (Cost $28,643,325)	28,643,325
Municipal Commercial Paper — 3.1%
	Arizona — 0.1%
17,000	Phoenix Civic Improvement Corp., 0.950%, 06/09/09	17,000
	California — 0.5%
	State of California,
110,215	5.000%, 03/03/09	110,215
46,980	5.000%, 03/05/09	46,980
		157,195
	District of Columbia — 0.1%
18,500	District of Columbia, 0.500%, 05/06/09	18,483
	Florida — 0.9%
25,569	City of Cape Coral Florida, 0.750%, 04/09/09	25,569
103,645	Florida Local Government Finance, 0.650%, 04/06/09	103,645
	Miami-Dade County,
43,961	1.000%, 03/02/09	43,961
65,360	1.500%, 03/02/09	65,360
24,000	Pinellas County, 0.500%, 04/02/09	24,000
		262,535
	Indiana — 0.1%
32,000	City of Whiting, 1.150%, 06/01/09	32,000
	Iowa — 0.0% (g)
5,200	City of Des Moines, 0.750%, 03/09/09	5,200
	Maryland — 0.1%
40,000	Maryland State Higher Health, 0.650%, 03/02/09	40,000
	Massachusetts — 0.3%
	Commonwealth of Massachusetts,
67,375	0.550%, 03/02/09	67,375
22,000	1.000%, 03/02/09	22,000
		89,375
	Nevada — 0.0% (g)
15,000	Clark County, 0.600%, 05/04/09	15,000

	New York — 0.1%
35,500	City of Rochester, 0.600%, 05/07/09	35,500
	Ohio — 0.2%
45,200	Cleveland Clinic Health, 0.550%, 04/02/09	45,200
	Tennessee — 0.2%
48,000	State of Tennessee, 0.600%, 06/01/09	48,000
	Virginia — 0.5%
61,400	Metro Washington Apartment Authority, 0.700%, 05/04/09	61,400
93,500	Metropolitan Washington Airports Authority, 0.950%, 03/04/09	93,500
		154,900
	Total Municipal Commercial Paper (Cost $920,388)	920,388
	Repurchase Agreement — 1.2%
356,366	Barclays Capital, Inc., 0.200%, dated 02/27/09, due 03/02/09, repurchase price $356,372, collateralized by U.S. Treasury Securities with a value of $363,493 (m) (Cost $356,366)	356,366
	Total Investments — 99.8% (Cost $29,920,079)*	29,920,079
	Other Assets in Excess of Liabilities — 0.2%	64,901
	NET ASSETS — 100.0%	$29,984,980

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   63

JPMorgan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Commercial Paper — 5.7% (n)
	California — 1.5%
	State of California,
20,000	5.000%, 03/03/09	20,000
20,000	5.500%, 03/06/09	20,000
		40,000
	Florida — 1.2%
31,000	Indian River County Housing, 2.250%, 04/06/09	31,000
		31,000
	Indiana — 1.3%
	Indiana Development Finance Authority,
18,000	0.750%, 05/08/09	18,000
16,000	1.230%, 03/12/09	16,000
		34,000
	Iowa — 0.3%
6,800	City of Des Moines, 0.750%, 03/09/09	6,800
	Michigan — 0.7%
19,000	Michigan State Housing Development Authority, 0.700%, 04/07/09	19,000
	Virginia — 0.7%
20,000	Metro Washington Apartment Authority, 0.700%, 05/04/09	20,000
	Total Commercial Paper (Cost $150,800)	150,800
Daily Demand Notes — 15.2%
	California — 4.3%
	California Housing Finance Agency,
10,000	Series B, Rev., VRDO, AMT, 2.250%, 03/02/09	10,000
25,000	Series D, Rev., VRDO, AMT, 2.250%, 03/02/09	25,000
	California Housing Finance Agency, Multi-Family Housing,
21,700	Series A, Rev., VRDO, LOC: Helaba, 2.250%, 03/02/09	21,700
52,550	Series C, Rev., VRDO, AMT, 2.250%, 03/02/09	52,550
5,600	California Pollution Control Financing Authority, Air Products, Remarket, Series B, Rev., VRDO, 0.740%, 03/02/09	5,600
		114,850
	Delaware — 2.1%
55,300	Delaware State Economic Development Authority, Clean Power Project, Series C, Rev., VRDO, 0.750%, 03/02/09	55,300
	Florida — 0.4%
11,500	Collier County Educational Facilities Authority, Rev., VRDO, LOC: Comercia Bank, 0.750%, 03/02/09	11,500
	Illinois — 0.3%
7,300	County of Will, BASF Corp. Project, Rev., VRDO, 1.450%, 03/02/09	7,300
	Indiana — 0.8%
20,000	Indianapolis Local Public Improvement Bond Bank, Series C-2, Rev., VRDO, FSA, LIQ: Dexia Credit Local, 3.000%, 03/02/09	20,000
	Louisiana — 1.1%
4,600	Ascension Parish, BASF Corp. Project, Rev., VRDO, 1.450%, 03/02/09	4,600
	Louisiana Public Facilities Authority, Air Products & Chemical Project,
15,700	Series A, Rev., VRDO, 0.850%, 03/02/09	15,700
10,000	Series C, Rev., VRDO, 0.740%, 03/02/09	10,000
		30,300
	Massachusetts — 0.7%
18,000	Commonwealth of Massachusetts, Construction Loan, Series A, GO, VRDO, 1.200%, 03/02/09	18,000
	Michigan — 0.8%
5,620	Michigan State Housing Development Authority, Multi-Family Housing, Jackson Project, Rev., VRDO, LOC: FHLB, 0.850%, 03/02/09	5,620
12,375	Michigan Strategic Fund, Air Products & Chemicals, Inc., Rev., VRDO, 0.850%, 03/02/09	12,375
2,750	University of Michigan, Hospital, Series A, Rev., VRDO, 0.450%, 03/02/09	2,750
		20,745
	New York — 0.3%
8,500	New York Mortgage Agency, Rev., VRDO, 1.750%, 03/02/09	8,500
	Ohio — 0.9%
1,700	Allen County, Catholic Healthcare, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.550%, 03/02/09	1,700
1,405	Ohio Air Quality Development Authority, PCR, First Energy, Series A, Rev., VRDO, LOC: Barclays Bank plc, 0.600%, 03/02/09	1,405

SEE NOTES TO FINANCIAL STATEMENTS.

64   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Daily Demand Notes — Continued
	Ohio — Continued
	State of Ohio, Higher Educational Facility Commission, Case Western Reserve University,
3,300	Series A, Rev., VRDO, 0.350%, 03/02/09	3,300
6,000	Series B-2, Rev., VRDO, LOC: Bank of America N.A., 0.550%, 03/02/09	6,000
6,000	State of Ohio, Higher Educational Facility Commission, Cleveland Clinic, Series B-1, Rev., VRDO, 0.400%, 03/02/09	6,000
5,700	State of Ohio, Solid Waste, BP Chemical, Inc. Project, Rev., VRDO, 0.500%, 03/02/09	5,700
		24,105
	Pennsylvania — 0.4%
10,000	Allegheny County Industrial Development Authority, Longwood Oakmont, Series A, Rev., VRDO, LOC: Allied Irish Bank plc, 1.000%, 03/02/09	10,000
	South Carolina — 0.2%
4,900	Florence County, Roche Carolina, Inc., Rev., VRDO, LOC: UBS A.G., 0.580%, 03/02/09	4,900
	South Dakota — 0.5%
13,000	South Dakota Health & Educational Facilities Authority, Regional Health, Rev., VRDO, LOC: U.S. Bank N.A., 0.650%, 03/02/09	13,000
	Texas — 0.9%
8,000	Brazos River Harbor Navigation District, Merey Sweeny LP Project, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.570%, 03/02/09	8,000
5,200	Brazos River Harbor Navigation District, Multi-Mode BASF Corp., Rev., VRDO, 1.450%, 03/02/09	5,200
10,000	Schertz-Seguin Local Government Corp., Series SG-151, Rev., VRDO, FSA, LIQ: Societe Generale, 0.750%, 03/02/09	10,000
		23,200
	Washington — 1.5%
41,100	Washington State Housing Finance Commission, Mirabella Project, Series A, Rev., VRDO, LOC: HSN Nordbank AG, 1.000%, 03/02/09	41,100
	Total Daily Demand Notes (Cost $402,800)	402,800
Municipal Bonds — 11.3%
	California — 0.4%
10,000	San Francisco City & County Airports Commission, Series B, Rev., AMT, 3.000%, 03/03/09	10,111
	Colorado — 0.3%
9,000	State of Colorado, Tax and Revenue, GO, TAN, 3.000%, 03/05/09	9,023
	Florida — 0.9%
24,350	Jacksonville Health Facilities Authority, Nemours Foundation Project, Rev., ARS, 1.100%, 10/21/09	24,350
	Illinois — 0.4%
10,000	Illinois Housing Development Authority, Homeowner Mortgage, Subseries H-2, Rev., AMT, 1.980%, 08/01/09	10,000
	Indiana — 0.4%
10,000	Indianapolis Local Public Improvement Bond Bank, Series C, Rev., 1.150%, 03/03/09	10,000
	Iowa — 0.4%
11,050	Linn County, General Fund Cash Flow, Series A, GO, RAN, 2.250%, 06/30/09	11,068
	Louisiana — 1.1%
20,000	Lake Charles Harbor & Terminal District, Lake Charles Cogeneration Project, Rev., 2.250%, 03/15/09	20,000
10,000	Plaquemines Port Harbor & Terminal District, International Marine Terminal Project, Series A, Rev., LOC: Wachovia Bank N.A., 2.200%, 03/15/09	10,013
		30,013
	Michigan — 2.2%
	Michigan Municipal Bond Authority,
10,000	Series A-2, Rev., LOC: Dexia Credit Local, 3.000%, 08/20/09	10,060
19,710	Series B, Rev., 3.000%, 08/20/09	19,862
30,000	Michigan State, Series B, GO, 3.000%, 09/30/09	30,233
		60,155
	New Jersey — 1.2%
	Clifton New Jersey,
11,555	GO, BAN, 3.750%, 02/11/10	11,651
10,000	GO, TAN, 3.750%, 02/11/10	10,083
9,883	Palmyra School District, GO, 3.000%, 10/29/09	9,964
		31,698
	New York — 0.6%
16,758	City of Binghamton, GO, BAN, 3.000%, 02/05/10	16,951

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   65

JPMorgan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Ohio — 1.9%
10,000	Cuyahoga Community College District, Series B, TAN, 2.500%, 07/01/09	10,041
15,000	Huber Heights City School District, School Improvements, GO, BAN, 2.000%, 08/18/09	15,059
	Western Reserve Local School District,
3,745	GO, BAN, 2.500%, 10/15/09	3,757
4,000	GO, BAN, 3.000%, 09/30/09	4,017
	Whitehall City School District,
2,500	GO, BAN, 2.500%, 04/15/09	2,503
8,800	GO, BAN, 2.500%, 05/13/09	8,818
4,500	Youngstown State University, Rev., BAN, 3.500%, 04/15/09	4,510
		48,705
	Pennsylvania — 0.8%
20,000	City of Philadelphia, Tax and Revenue, Series A, GO, TAN, 3.500%, 06/30/09	20,099
	Vermont — 0.3%
7,000	Vermont Housing Finance Agency, Multiple Purpose Notes, Series B, Rev., AMT, 2.000%, 04/30/09	7,000
	Wisconsin — 0.4%
9,735	Wisconsin Health & Educational Facilities Authority, Ascension Health, Series D, Rev., 1.750%, 03/05/09	9,735
	Total Municipal Bonds (Cost $298,908)	298,908
Weekly Demand Notes — 67.6%
	Alabama — 1.1%
30,000	Alabama Public School & College Authority, Series 2200, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 0.660%, 03/05/09	30,000
	Alaska — 0.3%
7,205	Alaska International Airports System, Series ROCS-RR-II-R-138, Rev., VRDO, AMBAC, LIQ: Citibank N.A., 1.000%, 03/05/09	7,205
	Arizona — 0.9%
13,995	Maricopa County IDA, Multi-Family Housing, Series 116, Rev., VRDO, LIQ: Bank of America N.A., 0.870%, 03/05/09	13,995
9,750	Wells Fargo Stage Trust, Series 51C, Rev., VRDO, LIQ: Wells Fargo Bank N.A., 0.680%, 03/05/09	9,750
		23,745

	California — 2.4%
23,050	Puttable Floating Option Tax-Exempt Receipts, SunAmerica Trust, Series 2001-1, Class A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.740%, 03/05/09	23,050
	Wells Fargo Stage Trust,
17,475	Series 7C, Rev., VRDO, MBIA, 0.660%, 03/05/09	17,475
16,020	Series 15C, Rev., VRDO, LIQ: Wells Fargo & Co., 0.650%, 03/05/09	16,020
7,150	Series 29C, COP, VRDO, FSA, LIQ: Wells Fargo & Co., 0.650%, 03/05/09	7,150
		63,695
	Colorado — 4.0%
10,000	CollegeInvest, Educational Loans, Series I-A, Rev., VRDO, LOC: Lloyds TSB Bank plc, 0.700%, 03/05/09	10,000
13,015	Colorado Health Facilities Authority, Maria University, Series ROCS-RR-II-R-11622, Rev., VRDO, FSA, LIQ: Citibank N.A., 1.060%, 03/05/09 (e)	13,015
	Denver City & County, Airport,
8,500	Series C, Rev., VRDO, LOC: Lloyds TSB Bank plc, 0.700%, 03/04/09	8,500
6,625	Series F, Rev., VRDO, LOC: Lloyds TSB Bank plc, 0.700%, 03/04/09	6,625
	Deutsche Bank Spears/Lifers Trust Various States,
4,180	Series DBE-510, Rev., VRDO, MBIA, LIQ: Deutsche Bank AG, 0.650%, 03/05/09	4,180
21,250	Series DBE-647, Rev., VRDO, MBIA, LIQ: Deutsche Bank AG, 0.650%, 03/05/09	21,250
7,000	Lowry Economic Redevelopment Authority, Series A, Rev., VRDO, LOC: Compass Bank, 0.620%, 03/04/09	7,000
34,800	Sheridan Redevelopment Agency, Tax Allocation, Series ROCS-RR-II-R-819CE, VRDO, Tax Allocation, LIQ: Citigroup Financial Products, 1.370%, 03/05/09	34,800
		105,370
	Delaware — 0.8%
8,395	Delaware State Housing Authority, Series ROCS-RR-II-R-11651, Rev., VRDO, GNMA/FNMA/FHLMC, LIQ: Citibank N.A., 0.750%, 03/05/09	8,395
3,555	New Castle County, Fairfield English Village Project, Rev., VRDO, FNMA, LIQ: FNMA, 0.800%, 03/05/09	3,555

SEE NOTES TO FINANCIAL STATEMENTS.

66   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	Delaware — Continued
10,150	New Castle County, FlightSafety International, Inc. Project, Rev., VRDO, 0.680%, 03/05/09	10,150
		22,100
	District of Columbia — 0.7%
10,010	District of Columbia, Series ROCS-RR-II-R-11063, GO, VRDO, BHAC-CR, FGIC, LIQ: Citibank N.A., 0.740%, 03/05/09	10,010
9,600	District of Columbia, St. Patricks Episcopal Church, Rev., VRDO, LOC: Suntrust Bank, 0.620%, 03/04/09	9,600
		19,610
	Florida — 2.9%
17,800	Collier County IDA, Allete, Inc. Project, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.680%, 03/05/09	17,800
10,185	Greater Orlando Aviation Authority, Series 2008-067, Rev., VRDO, FSA, LIQ: Dexia Credit Local, LOC: Dexia Credit Local, 3.500%, 03/05/09	10,185
5,000	Highlands County Health Facilities Authority, Adventists, Series A4, Rev., VRDO, LOC: Suntrust Bank, 0.680%, 03/05/09	5,000
5,375	Miami-Dade County IDA, Lawson Industries, Inc. Project, Rev., VRDO, LOC: Bank of America N.A., 0.950%, 03/05/09	5,375
4,555	Palm Beach County Housing Development Corporation, Caribbean Villas, Rev., VRDO, FNMA, LIQ: FNMA, 0.800%, 03/05/09	4,555
5,500	Palm Beach County, Zoological Society, Inc. Project, Rev., VRDO, LOC: Northern Trust Company, 0.640%, 03/05/09	5,500
15,995	RBC Municipal Products, Inc. Trust, Series E-7, Rev., VRDO, LIQ: RBC Centura Bank, LOC: RBC Centura Bank, 0.640%, 03/05/09	15,995
11,270	Sumter County IDA, Amern Cement Co. Project, Rev., VRDO, LOC: Bank of America N.A., 0.900%, 03/05/09	11,270
		75,680
	Georgia — 2.2%
10,000	Atlanta Development Authority, Georgia Aquarium Inc. Project, Rev., VRDO, LOC: Suntrust Bank, 0.620%, 03/04/09	10,000
32,570	Fulton County Development Authority, Flightsafety International, Inc. Project, Series B, Rev., VRDO, 0.680%, 03/05/09	32,570
15,000	RBC Municipal Products, Inc. Trust, Series C-9, Rev., VRDO, LIQ: Royal Bank of Canada, LOC: Royal Bank of Canada, 0.800%, 03/05/09	15,000
		57,570
	Idaho — 1.2%
	Idaho Housing & Finance Association, Single Family Mortgage,
10,145	Series E, Class I, Rev., VRDO, 1.250%, 03/04/09	10,145
12,235	Series E, Class I, Rev., VRDO, LIQ: Bayerische Landesbank, 1.250%, 03/04/09	12,235
9,755	Series F, Rev., VRDO, 1.250%, 03/04/09	9,755
		32,135
	Illinois — 2.2%
2,400	Chicago O’Hare International Airport, Compagnie Nationale Air France, Rev., VRDO, LOC: Societe Generale, 0.770%, 03/04/09	2,400
2,471	Chicago O’Hare International Airport, Second Lien, Series B, Rev., VRDO, LOC: Societe Generale, 0.800%, 03/04/09	2,471
4,900	City of Carol Stream, Multi-Family Housing, St. Charles Square, Rev., VRDO, FNMA, LIQ: FNMA, 0.680%, 03/04/09	4,900
9,985	Deutsche Bank Spears/Lifers Trust Various States, Series DB-288, Rev., VRDO, MBIA, LIQ: Deutsche Bank AG, 0.650%, 03/04/09	9,985
10,000	Illinois Finance Authority, 700 Hickory Hills Drive LLC, Rev., VRDO, LOC: Bank of America N.A., 0.780%, 03/05/09	10,000
7,165	Illinois Housing Development Authority, Pheasant Ridge/Hunter, Rev., VRDO, LOC: Lasalle Bank N.A., 0.900%, 03/05/09	7,165
10,000	Illinois State Toll Highway Authority, Series B, Rev., VRDO, FSA, 1.650%, 03/05/09	10,000
10,000	RBC Municipal Products, Inc. Trust, Series E-10, Rev., VRDO, LIQ: Royal Bank of Canada, LOC: Royal Bank of Canada, 0.700%, 03/05/09 (e)	10,000
1,630	Will & Kankakee Counties Regional Development Authority, JRS Realty Association LLC Project, Series A, Rev., VRDO, LOC: PNC Bank N.A., 0.900%, 03/05/09	1,630
		58,551
	Indiana — 1.4%
9,575	Deutsche Bank Spears/Lifers Trust Various States, Series DBE-584, Rev., VRDO, MBIA, LIQ: Deutsche Bank AG, 0.620%, 03/05/09	9,575

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   67

JPMorgan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	Indiana — Continued
10,000	Indiana Development Finance Authority, PSI Energy, Inc. Projects, Series A, Rev., VRDO, LOC: Barclays Bank plc, 0.800%, 03/04/09	10,000
4,100	Indiana Finance Authority, Four-Leaf Clover Dairy LLC, Rev., VRDO, LOC: Lasalle Bank N.A., 0.920%, 03/05/09	4,100
5,300	Indiana Finance Authority, Treslong Dairy Leasing LLC, Rev., VRDO, LOC: Lasalle Bank N.A., 0.920%, 03/05/09	5,300
9,315	Vanderburgh County, Multi-Family Housing, Arbors Apartment Project, Rev., VRDO, LOC: Lasalle Bank N.A., 0.900%, 03/05/09	9,315
		38,290
	Iowa — 0.6%
380	Iowa Finance Authority, Diocese of Sioux City Project, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.580%, 03/05/09	380
14,500	Iowa Finance Authority, Private School Facilities, Regis Schools, Rev., VRDO, LOC: Allied Irish Bank plc, 0.780%, 03/05/09	14,500
		14,880
	Kansas — 1.3%
	City of Wichita, FlightSafety International, Inc.,
15,000	Rev., VRDO, 0.680%, 03/05/09	15,000
18,900	Rev., VRDO, 0.690%, 03/05/09	18,900
		33,900
	Louisiana — 0.2%
6,250	Louisiana Public Facilities Authority, Air Products & Chemical Project, Rev., VRDO, 0.750%, 03/04/09	6,250
	Maryland — 2.2%
5,610	Austin Trust, Various States, Series 2007-1023, Rev., VRDO, LIQ: Bank of America N.A., 0.870%, 03/05/09	5,610
	Maryland Community Development Administration,
9,265	Series 2078, Rev., VRDO, LIQ: Wells Fargo Bank N.A., 0.620%, 03/05/09	9,265
185	Series ROCS-RR-II-R-11395, Rev., VRDO, AMBAC, LIQ: Citigroup N.A., 0.760%, 03/05/09	185
7,550	Maryland Health & Higher Educational Facilities Authority, Woodmont Academy, Rev., VRDO, LOC: Allied Irish Bank plc, 1.080%, 03/05/09	7,550
20,200	Montgomery County Housing Opportunities, Commission Housing Revenue, Rev., VRDO, 1.650%, 03/05/09	20,200
16,095	Wells Fargo Stage Trust, Series 32C, Rev., VRDO, LIQ: Wells Fargo & Co., 0.690%, 03/05/09	16,095
		58,905
	Massachusetts — 1.7%
27,540	Massachusetts Housing Finance Agency, Series 2970, Rev., VRDO, FSA, LIQ: Morgan Stanley Municipal Funding, 0.660%, 03/05/09 (e)	27,540
	Wells Fargo Stage Trust,
6,260	Series 22C, Rev., VRDO, AMBAC, LIQ: Wells Fargo & Co., 0.680%, 03/05/09	6,260
10,635	Series 37C, Rev., VRDO, LIQ: Wells Fargo Bank N.A., 0.700%, 03/05/09	10,635
		44,435
	Michigan — 6.2%
3,550	Austin Trust, Various States, Series 2008-1096, GO, VRDO, MBIA, Q-SBLF, LIQ: Bank of America N.A., 1.670%, 03/05/09	3,550
2,000	Detroit City School District, Series DCL-045, GO, VRDO, FSA, Q-SBLF, LIQ: Morgan Stanley Municipal Funding, LOC: Dexia Credit Local, 3.500%, 03/05/09	2,000
	Michigan State Housing Development Authority,
32,655	Series C, Rev., VRDO, AMT, 0.850%, 03/05/09	32,655
13,500	Series D, Rev., VRDO, AMT, 0.900%, 03/02/09	13,500
2,500	Michigan State Housing Development Authority, Multi-Family Housing, Courtyards of Taylor, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.650%, 03/05/09	2,500
3,480	Michigan State Housing Development Authority, Multi-Family Housing, Teal Run I, Series A, Rev., VRDO, LOC: Citibank N.A., 0.750%, 03/04/09	3,480
5,495	Michigan State Housing Development Authority, Sand Creek II Apartments, Series A, Rev., VRDO, LOC: Citibank N.A., 0.750%, 03/04/09	5,495
1,055	Michigan Strategic Fund, JG Kern Enterprises, Inc., Rev., VRDO, LOC: Lasalle Bank N.A., 0.900%, 03/02/09	1,055
3,085	Michigan Strategic Fund, Scoclan II LLC Project, Rev., VRDO, LOC: Standard Federal Bank, 1.000%, 03/05/09	3,085
	RBC Municipal Products, Inc. Trust,
21,700	Series L-26, Rev., VRDO, LIQ: Royal Bank of Canada, LOC: Royal Bank of Canada, 0.800%, 03/02/09	21,700
18,500	Series L-29, Rev., VRDO, LIQ: Royal Bank of Canada, LOC: Royal Bank of Canada, 0.800%, 03/02/09	18,500

SEE NOTES TO FINANCIAL STATEMENTS.

68   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	Michigan — Continued
10,500	Wayne Charter County Michigan Economic Corp. Ltd., Rev., VRDO, LOC: Allied Irish Bank plc, 1.300%, 03/05/09	10,500
	Wayne County Airport Authority,
30,490	Series ROCS-RR-II-R-12055, Rev., VRDO, BHAC-CR, MBIA, LIQ: Citibank N.A., 0.870%, 03/05/09	30,490
14,325	Series ROCS-RR-II-R-12212, Rev., VRDO, BHAC, LIQ: Citigroup Financial Products, 1.140%, 03/05/09	14,325
		162,835
	Minnesota — 1.4%
5,600	Midwest Consortium of Municipal Utilities, Minnesota Municipal Utilities Association, Series A, Rev., VRDO, LOC: U.S. Bank N.A., 0.580%, 03/05/09	5,600
9,790	Minnesota Housing Finance Agency, MERLOTS, Series C-44, Rev., VRDO, 0.750%, 03/04/09	9,790
21,860	RBC Municipal Products, Inc. Trust, Series E-8, Rev., VRDO, LIQ: Royal Bank of Canada, 0.730%, 03/05/09	21,860
		37,250
	Missouri — 0.1%
3,475	Missouri Housing Development Commission, Single Family Mortgage, Macon Trust, Series 02-K, Rev., VRDO, GNMA/FNMA, LIQ: Bank of America N.A., 0.870%, 03/05/09	3,475
	Montana — 0.8%
1,695	Montana Board of Housing, Macon Trust, Series 02-L, Rev., VRDO, 0.870%, 03/05/09	1,695
19,590	Montana Board of Housing, MERLOTS, Series C-41, Rev., VRDO, 0.750%, 03/04/09	19,590
		21,285
	Nebraska — 0.7%
2,100	Deutsche Bank Spears/Lifers Trust Various States, Series DB-543, Rev., VRDO, LIQ: Deutsche Bank AG, 0.620%, 03/05/09	2,100
15,965	Nebraska Investment Finance Authority, Single Family Housing, Series B, Rev., VRDO, GNMA/FNMA/FHLMC, 0.780%, 03/04/09	15,965
		18,065
	Nevada — 0.9%
6,700	Director of the State of Nevada Department of Business & Industry, Energy Partners LLC Project, Rev., VRDO, LOC: Sumitomo Mitsui Banking, 0.780%, 03/05/09	6,700
16,100	Nevada Housing Division, Multi-Unit, Southwest Village, Rev., VRDO, FNMA, LIQ: FNMA, 0.730%, 03/05/09	16,100
		22,800
	New Jersey — 0.6%
6,955	New Jersey Economic Development Authority, Accurate Box Co., Inc. Project, Rev., VRDO, LOC: Sun Bank N.A., 0.730%, 03/05/09	6,955
7,995	New Jersey Economic Development Authority, Macon Trust, Series B, Rev., VRDO, FSA, 0.920%, 03/05/09	7,995
		14,950
	New Mexico — 0.6%
15,000	New Mexico Educational Assistance Foundation, Educational Loan Service, Series A-3, Rev., VRDO, AMT, LOC: Lloyds TSB Bank plc, 0.720%, 03/04/09	15,000
	New York — 1.1%
20,000	Hudson Yards Infrastructure Corp. EAGLE, Series 2007-0030, Class A, Rev., VRDO, FSA-CR, FGIC, LIQ: Citibank N.A., 0.750%, 03/05/09	20,000
5,000	New York City Housing Development Corp., 550 East 170th Street Apartments, Series A, Rev., VRDO, LOC: Citibank N.A., 0.800%, 03/05/09	5,000
3,300	Westchester County IDA, Series 2007-103G , Rev., VRDO, LIQ: Goldman Sachs Special Situations, 1.190%, 03/05/09	3,300
		28,300
	North Carolina — 0.7%
9,000	Fayetteville Public Works Commission, Rev., VRDO, FSA, 4.580%, 03/04/09	9,000
8,760	Mecklenburg County Industrial Facilities & Pollution Control Financing Authority, Ferguson Supply Box Manufacturing, Rev., VRDO, LOC: Bank of America N.A., 0.920%, 03/05/09	8,760
		17,760
	North Dakota — 1.5%
12,740	North Dakota State Housing Finance Agency, Series ROCS-RR-II-R-13075, Rev., VRDO, LIQ: Citigroup Financial Products, 1.070%, 03/05/09	12,740
27,210	North Dakota State Housing Finance Agency, Housing Financing Program, Home Mortgage, Series A, Rev., VRDO, 0.760%, 03/04/09	27,210
		39,950

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   69

JPMorgan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	Ohio — 4.0%
4,720	City of Sharonville, Edgcomb Metals Co. Project, IDR, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.580%, 03/05/09	4,720
11,760	Cleveland Ohio Airport System, Series C, Rev., VRDO, AMT, LOC: Wachovia Bank N.A., 0.680%, 03/02/09	11,760
11,500	Mahoning County, Youngstown State University Project, Rev., VRDO, LOC: National City Bank, 0.650%, 03/02/09	11,500
1,200	Ohio Air Quality Development Authority, First Energy, Series A, Rev., VRDO, AMT, LOC: Bank of Nova Scotia, 0.600%, 03/04/09	1,200
	Ohio Housing Finance Agency, Residential Mortgage Backed Securities,
8,100	Series B, Rev., VRDO, AMT, 0.750%, 03/02/09	8,100
15,000	Series E, Rev., VRDO, AMT, GNMA/FNMA/FHLMC, 0.620%, 03/02/09	15,000
10,000	Series F, Rev., VRDO, 0.750%, 03/04/09	10,000
38,100	Ohio State Water Development Authority, Pollution Control, First Energy Nuclear Project, Series C, Rev., VRDO, LOC: Wachovia Bank N.A., 0.680%, 03/02/09	38,100
5,050	Paulding County, Solid Waste, Lafarge Corp. Project, Rev., VRDO, LOC: Bayerische Landesbank, 0.770%, 03/02/09	5,050
		105,430
	Other Territories — 5.1%
19,000	Eagle Tax-Exempt Trust, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.670%, 03/05/09	19,000
9,955	Federal Home Loan Mortgage Corp., Series M015, Class A, Rev., VRDO, FHLMC, 0.720%, 03/05/09	9,955
59,626	Federal Home Loan Mortgage Corp., Multi-Family Housing, Series M017, Class A, Rev., VRDO, FHLMC, 0.670%, 03/05/09	59,626
28,755	Puttable Floating Option Tax-Exempt Receipts, SunAmerica Trust, Series 2001-2, Class A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.920%, 03/05/09	28,755
16,595	SunAmerica Trust, Various States, Series 2, Class A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.920%, 03/05/09	16,595
		133,931
	Pennsylvania — 1.4%
12,800	Dexia Credit Local Certificates Trust, Series 2008-61, Rev., VRDO, LIQ: Dexia Credit Local, 3.500%, 03/05/09	12,800
1,700	Pennsylvania Economic Development Financing Authority, Fabtech, Inc. Project, Series D, Rev., VRDO, LOC: PNC Bank N.A., 0.850%, 03/05/09	1,700
6,000	Pennsylvania Economic Development Financing Authority, Shipping Port Project, Series A, Rev., VRDO, AMT, LOC: PNC Bank N.A., 0.820%, 03/04/09	6,000
17,625	Wells Fargo Stage Trust, Series 49C, Rev., VRDO, LIQ: Wells Fargo & Co., 0.650%, 03/05/09	17,625
		38,125
	South Carolina — 0.2%
5,700	Cherokee County, Oshkosh Truck Project, Rev., VRDO, LOC: Bank of America N.A., 0.920%, 03/04/09	5,700
	South Dakota — 0.4%
9,500	South Dakota Housing Development Authority, Home Ownership Mortgage, Series G, Rev., VRDO, 0.770%, 03/04/09	9,500
	Texas — 7.2%
10,000	Calhoun County Naval IDA, Formosa Plastics Corp. Project, Rev., VRDO, LOC: Bank of America N.A., 0.760%, 03/04/09	10,000
25,000	Dallas-Fort Worth International Airport Facilities Improvement Corp., FlightSafety International, Inc. Project, Rev., VRDO, 0.680%, 03/05/09	25,000
4,965	Eclipse Funding Trust, Solar Eclipse, Keller, Series 2006-0056, GO, VRDO, MBIA, PSF-GTD, LIQ: U.S. Bank N.A., 0.600%, 03/05/09	4,965
12,470	Puttable Floating Option Tax-Exempt Receipts, Series 4591, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.900%, 03/05/09	12,470
18,000	San Antonio Empowerment Zone Development Corp., Drury Southwest Hotel Project, Rev., VRDO, LOC: U.S. Bank N.A., 0.900%, 03/05/09	18,000
	State of Texas, Veterans Housing Assistance Fund,
12,560	Series II-A, GO, VRDO, 0.770%, 03/04/09	12,560
20,000	Series II-A, GO, VRDO, LIQ: Dexia Credit Local, 2.000%, 03/04/09	20,000
31,970	Tarrant County Cultural Education Facilities Finance Corp., Series 2834, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 0.660%, 03/05/09	31,970
15,000	Texas Department of Housing & Community Affairs, Harris Branch Apartments, Rev., VRDO, FNMA, LOC: FNMA, 0.900%, 03/05/09	15,000

SEE NOTES TO FINANCIAL STATEMENTS.

70   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	Texas — Continued
6,440	Texas Department of Housing & Community Affairs, Timber Point Apartments , Series A-1, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.660%, 03/04/09	6,440
15,840	Texas State Turnpike Authority, Series ROCS-RR-II-R-12195, Rev., VRDO, BHAC-CR, AMBAC, LIQ: Bayerische Landesbank, 0.740%, 03/05/09	15,840
7,330	Trinity River Authority, Community Waste Disposal Project, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.680%, 03/05/09	7,330
9,855	Wells Fargo Stage Trust, Series 20-C, Rev., VRDO, LIQ: Wells Fargo & Co., 0.660%, 03/05/09	9,855
		189,430
	Utah — 2.3%
	Utah Housing Corp.,
14,330	Series B, Rev., VRDO, LIQ: Bayerische Landesbank, 1.550%, 03/04/09	14,330
20,720	Series C, Class I, Rev., VRDO, LIQ: Bayerische Landesbank, 1.550%, 03/04/09	20,720
13,350	Series F, Rev., VRDO, LIQ: Bayerische Landesbank, 1.550%, 03/04/09	13,350
11,245	Utah Housing Finance Agency, Single Family Mortgage, Series A-2, Rev., VRDO, 1.550%, 03/04/09	11,245
		59,645
	Vermont — 0.7%
19,800	University of Vermont & State Agricultural College, EAGLE, Series 2007-0088, Class A, Rev., VRDO, FSA-CR, AMBAC, LIQ: Citibank N.A., 1.770%, 03/05/09	19,800
	Virginia — 1.1%
14,000	Capital Beltway Funding Corp., Senior Lien, I-495 Hot Lanes, Series B, Rev., VRDO, LOC: Banco Espirito Santo, 0.580%, 03/05/09	14,000
	Virginia Housing Development Authority, MERLOTS,
870	Series C-03, Rev., VRDO, 0.750%, 03/04/09	870
890	Series C-07, Rev., VRDO, 0.750%, 03/04/09	890
12,750	Series C-42, Rev., VRDO, 0.750%, 03/04/09	12,750
		28,510
	Washington — 4.1%
5,000	Vancouver Housing Authority, Pooled Housing, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.630%, 03/05/09	5,000
7,200	Washington Economic Development Finance Authority, Specialty Chemical Products, Rev., VRDO, LOC: Bank of America N.A., 0.900%, 03/05/09	7,200
20,000	Washington Economic Development Finance Authority, Waste Management Inc. Project, Rev., VRDO, LOC: PNC Bank N.A., 0.900%, 03/05/09	20,000
4,800	Washington Health Care Facilities Authority, Southwest Washington Medical Center, Series A, Rev., VRDO, LOC: Allied Irish Bank plc, 1.250%, 03/05/09	4,800
9,985	Washington State Housing Finance Commission, Barkley Ridge Apartments Project, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.820%, 03/04/09	9,985
14,000	Washington State Housing Finance Commission, Vintage Spokane Project, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.800%, 03/05/09	14,000
	Wells Fargo Stage Trust,
20,770	Series 2007-1C, Rev., VRDO, FSA, 0.690%, 03/05/09	20,770
6,870	Series 2008-5C, Rev., VRDO, FSA, LIQ: Wells Fargo & Co., 0.690%, 03/05/09	6,870
20,570	Series 35-C, Rev., VRDO, LIQ: Wells Fargo & Co., 0.680%, 03/05/09	20,570
		109,195
	West Virginia — 0.2%
6,765	Marshall County IDR, Warren Distribution, Inc., Rev., VRDO, LOC: Bank of America N.A., 0.900%, 03/05/09	6,765
	Wisconsin — 0.2%
5,690	Wisconsin Housing & EDA, Series C, Rev., VRDO, 0.780%, 03/04/09	5,690
	Total Weekly Demand Notes (Cost $1,785,712)	1,785,712
	Total Investments — 99.8% (Cost $2,638,220)*	2,638,220
	Other Assets in Excess of Liabilities — 0.2%	4,995
	NET ASSETS — 100.0%	$2,643,215

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   71

JPMorgan Money Market Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009

ACES—	Automatically Convertible Securities

AGC—	American Guarantee Corp.

AMBAC—	American Municipal Bond Assurance Corp.

AMT—	Alternative Minimum Tax

ARS—	Auction Rate Security. The interest rate shown is the rate in effect as of February 28, 2009.

BAN—	Bond Anticipation Note

BHAC—	Berkshire Hathaway Assurance Corp.

CCRC—	Congregate Care Retirement Center

COLL—	Collateral

COP—	Certificate of Participation

CR—	Custodial Receipts

DN—	Discount Notes

EAGLE —	Earning of accrual generated on local tax-exempt securities

EDA —	Economic Development Authority

FGIC—	Financial Guaranty Insurance Co.

FHA—	Federal Housing Administration

FHLB—	Federal Home Loan Bank

FHLMC—	Federal Home Loan Mortgage Corp.

FNMA—	Federal National Mortgage Association

FSA—	Financial Security Assurance, Inc.

GNMA—	Government National Mortgage Association

GO—	General Obligation

GTD—	Guaranteed

IBC—	Insured Bond Certificates

ICC—	Insured Custody Certificates

IDA—	Industrial Development Authority

IDB—	Industrial Development Bank

IDR—	Industrial Development Revenue

LIQ—	Liquidity Agreement

LNS—	Loans

LOC—	Letter of Credit

MBIA—	Municipal Bond Insurance Association Corp.

MERLOTS—	Municipal Exempt Receipts Liquidity Optional Tender

PCR—	Pollution Control Revenue

PSF—	Permanent School Fund

Q-SBLF—	Qualified School Bond Loan Fund

RADIAN—	Radian Asset Assurance

RAN—	Revenue Anticipation Note

RE—	Reinsured

Rev.—	Revenue

SCAGO—	South Carolina Association of Governmental Organizations

STD—	Student

TAN—	Tax Anticipation Note

TCRS—	Transferable Custodial Receipts

TRAN—	Tax & Revenue Anticipation Note

VA—	Veterans Administration

VAR—	Variable Rate Security. The interest rate shown is the rate in effect as of February 28, 2009.

VRDO—	Variable Rate Demand Obligation. The interest rate shown is the rate in effect as of February 28, 2009.

XLCA—	XL Capital Assurance

(e)—	Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)—	Amount rounds to less than 0.1%.

(i)—	Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

(m)—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

(n)—	The rate shown is the effective yield at the date of purchase.

(p)—	Security is prerefunded or escrowed to maturity.

(t)—	The date shown represents the earliest of the next reset date, next call date, prerefunded date, next put date or final maturity date.

*—	The cost of securities is substantially the same for federal income tax purposes.

SEE NOTES TO FINANCIAL STATEMENTS.

72   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

THIS PAGE IS INTENTIONALLY LEFT BLANK

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   73

STATEMENTS OF ASSETS AND LIABILITIES
AS OF FEBRUARY 28, 2009

(Amounts in thousands, except per share amounts)

	Prime Money Market Fund		Liquid Assets Money Market Fund		U.S. Government Money Market Fund	U.S. Treasury Plus Money Market Fund
ASSETS:
Investments in non-affiliates, at value	$149,090,969		$12,945,580		$62,705,016	$10,169,610
Repurchase agreements, at value	18,912,391		611,839		37,568,518	11,050,441
Total investment securities, at value	168,003,360		13,557,419		100,273,534	21,220,051
Cash	1		—	(a)	5	1
Receivables:
Fund shares sold	—	(a)	—		—	—
Interest and dividends	138,137		14,067		67,225	7,890
Prepaid insurance and other assets	7,642		744		3,156	1,650
Total Assets	168,149,140		13,572,230		100,343,920	21,229,592

LIABILITIES:
Payables:
Dividends	54,470		1,208		9,985	1,712
Investment securities purchased	2,173,316		65,000		499,774	—
Fund shares redeemed	—		25		—	—
Accrued liabilities:
Investment advisory fees	9,799		828		5,896	1,373
Administration fees	7,897		636		4,179	1,093
Shareholder servicing fees	8,830		1,735		4,502	2,209
Distribution fees	862		1,105		561	94
Custodian and accounting fees	769		135		369	135
Trustees’ and Chief Compliance Officer’s fees	669		35		364	117
Other	3,793		585		2,368	870
Total Liabilities	2,260,405		71,292		527,998	7,603
Net Assets	$165,888,735		$13,500,938		$99,815,922	$21,221,989

SEE NOTES TO FINANCIAL STATEMENTS.

74   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

	Prime Money Market Fund	Liquid Assets Money Market Fund	U.S. Government Money Market Fund	U.S. Treasury Plus Money Market Fund
NET ASSETS:
Paid in capital	$165,887,490	$13,500,894	$99,808,497	$21,221,269
Accumulated undistributed (distributions in excess of) net investment income	597	28	28	90
Accumulated net realized gains (losses)	648	16	7,397	630
Total Net Assets	$165,888,735	$13,500,938	$99,815,922	$21,221,989
Net Assets:
Morgan	$7,939,483	$3,567,073	$4,990,436	$1,648,642
Premier	10,888,362	660,906	3,389,001	1,393,368
Agency	14,591,611	451,480	12,778,607	2,824,679
Class B	13,709	34,781	—	1,814
Class C	11,057	468,725	—	161,891
Institutional Class	45,721,168	2,047,234	24,864,451	12,044,908
Reserve	3,927,075	832,849	181,072	2,020,603
Investor	—	714,135	—	1,126,084
Cash Management	334,078	—	—	—
Capital	82,462,192	3,953,504	53,014,849	—
Service	—	768,490	597,506	—
E*Trade	—	1,761	—	—
Total	$165,888,735	$13,500,938	$99,815,922	$21,221,989
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Morgan	7,939,088	3,566,933	4,990,075	1,648,617
Premier	10,888,179	660,878	3,388,593	1,393,395
Agency	14,591,435	451,474	12,777,632	2,824,475
Class B	13,710	34,782	—	1,815
Class C	11,057	468,695	—	161,886
Institutional Class	45,721,587	2,047,210	24,862,965	12,044,411
Reserve	3,927,051	832,944	181,049	2,020,528
Investor	—	714,130	—	1,126,080
Cash Management	334,079	—	—	—
Capital	82,461,161	3,953,427	53,010,680	—
Service	—	768,491	597,474	—
E*Trade	—	1,761	—	—
Net asset value offering and redemption price per share (all classes)*	$1.00	$1.00	$1.00	$1.00
Cost of investments in non-affiliates	$149,090,969	$12,945,580	$62,705,016	$10,169,610
Cost of repurchase agreements	18,912,391	611,839	37,568,518	11,050,441

*	Redemption price for Class B and Class C Shares may be reduced by contingent deferred sales charges.

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   75

STATEMENTS OF ASSETS AND LIABILITIES
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands, except per share amounts)

	Federal Money Market Fund	100% U.S. Treasury Securities Money Market Fund		Tax Free Money Market Fund	Municipal Money Market Fund
ASSETS:
Investments in non-affiliates, at value	$21,782,943	$33,046,690		$29,563,713	$2,638,220
Repurchase agreements, at value	—	—		356,366	—
Total investment securities, at value	21,782,943	33,046,690		29,920,079	2,638,220
Cash	1	153,563		61	137
Receivables:
Investment securities sold	—	—		74,595	—
Fund shares sold	819	—		—	—
Interest and dividends	18,461	13,156		73,743	6,421
Prepaid insurance and other assets	913	—	(a)	2,147	199
Total Assets	21,803,137	33,213,409		30,070,625	2,644,977

LIABILITIES:
Payables:
Dividends	4,119	118		6,719	145
Investment securities purchased	—	—		68,900	—
Fund shares redeemed	75	—		—	—
Accrued liabilities:
Investment advisory fees	1,332	2,160		1,807	166
Administration fees	1,062	1,762		1,469	138
Shareholder servicing fees	1,280	882		4,056	462
Distribution fees	29	—		1,703	611
Custodian and accounting fees	94	240		214	27
Trustees’ and Chief Compliance Officer’s fees	81	123		98	2
Other	367	893		679	211
Total Liabilities	8,439	6,178		85,645	1,762
Net Assets	$21,794,698	$33,207,231		$29,984,980	$2,643,215

SEE NOTES TO FINANCIAL STATEMENTS.

76   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

	Federal Money Market Fund	100% U.S. Treasury Securities Money Market Fund	Tax Free Money Market Fund	Municipal Money Market Fund
NET ASSETS:
Paid in capital	$21,793,100	$33,205,372	$29,979,578	$2,642,746
Accumulated undistributed (distributions in excess of) net investment income	256	292	1,430	452
Accumulated net realized gains (losses)	1,342	1,567	3,972	17
Total Net Assets	$21,794,698	$33,207,231	$29,984,980	$2,643,215
Net Assets:
Morgan	$271,793	$2,103,069	$920,327	$430,604
Premier	1,648,481	3,629,348	5,420,621	76,975
Agency	1,583,121	2,172,668	1,412,071	72,466
Institutional Class	18,216,366	12,766,575	13,741,504	465,898
Reserve	74,937	4,920,380	8,490,457	137,957
Capital	—	7,615,191	—	—
Service	—	—	—	89,126
E*Trade	—	—	—	1,370,189
Total	$21,794,698	$33,207,231	$29,984,980	$2,643,215
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Morgan	271,784	2,103,054	920,435	430,535
Premier	1,648,391	3,629,157	5,419,851	76,974
Agency	1,583,040	2,172,442	1,412,164	72,460
Institutional Class	18,215,355	12,765,716	13,738,335	465,758
Reserve	74,935	4,920,130	8,488,338	137,912
Capital	—	7,614,782	—	—
Service	—	—	—	89,124
E*Trade	—	—	—	1,369,973
Net asset value offering and redemption price per share (all classes)	$1.00	$1.00	$1.00	$1.00
Cost of investments in non-affiliates	$21,782,943	$33,046,690	$29,563,713	$2,638,220
Cost of repurchase agreements	—	—	356,366	—

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   77

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED FEBRUARY 28, 2009

(Amounts in thousands)

	Prime Money Market Fund	Liquid Assets Money Market Fund	U.S. Government Money Market Fund	U.S. Treasury Plus Money Market Fund
INVESTMENT INCOME:
Interest income	$3,004,075	$318,866	$993,220	$215,845
Income from interfund lending (net)	—	52	—	—
Total investment income	3,004,075	318,918	993,220	215,845

EXPENSES:
Investment advisory fees	95,947	9,617	43,989	16,502
Administration fees	80,256	8,078	36,342	13,693
Distribution fees	7,564	14,303	6,126	6,997
Shareholder servicing fees	140,338	27,043	61,256	35,637
Custodian and accounting fees	2,475	428	1,256	474
Interest expense to affiliates	11	2	20	7
Professional fees	1,363	182	637	315
Trustees’ and Chief Compliance Officer’s fees	1,292	130	594	225
Printing and mailing costs	601	497	92	98
Registration and filing fees	1,309	225	1,589	643
Transfer agent fees	1,848	712	305	199
Insurance expense (See Note 8)	20,130	1,960	8,313	4,346
Other	1,346	165	929	394
Total expenses	354,480	63,342	161,448	79,530
Less amounts waived	(48,957)	(5,270)	(24,114)	(13,794)
Less earnings credits	(18)	(4)	(60)	(54)
Net expenses	305,505	58,068	137,274	65,682
Net investment income (loss)	2,698,570	260,850	855,946	150,163

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	648	16	7,397	630
Change in net assets resulting from operations	$2,699,218	$260,866	$863,343	$150,793

SEE NOTES TO FINANCIAL STATEMENTS.

78   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

	Federal Money Market Fund	100% U.S. Treasury Securities Money Market Fund	Tax Free Money Market Fund	Municipal Money Market Fund
INVESTMENT INCOME:
Interest income	$311,980	$472,473	$584,970	$58,211
Income from securities lending (net)	—	3,874	—	—
Total investment income	311,980	476,347	584,970	58,211

EXPENSES:
Investment advisory fees	13,044	30,381	24,495	2,266
Administration fees	10,897	25,512	20,605	1,906
Distribution fees	314	13,960	21,267	10,499
Shareholder servicing fees	19,998	57,682	59,668	7,779
Custodian and accounting fees	412	1,324	827	111
Interest expense to affiliates	6	148	36	2
Professional fees	210	462	425	97
Trustees’ and Chief Compliance Officer’s fees	193	374	331	31
Printing and mailing costs	18	123	153	258
Registration and filing fees	380	840	430	92
Transfer agent fees	261	342	182	39
Insurance expense (See Note 8)	2,405	—	5,655	524
Other	158	529	393	48
Total expenses	48,296	131,677	134,467	23,652
Less amounts waived	(8,426)	(23,556)	(10,218)	(2,035)
Less earnings credits	(4)	(364)	(61)	(4)
Net expenses	39,866	107,757	124,188	21,613
Net investment income (loss)	272,114	368,590	460,782	36,598

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	1,342	1,861	3,972	58
Change in net assets resulting from operations	$273,456	$370,451	$464,754	$36,656

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   79

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Prime Money Market Fund		Liquid Assets Money Market Fund
	Year Ended 2/28/2009	Year Ended 2/29/2008	Year Ended 2/28/2009	Year Ended 2/29/2008
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$2,698,570	$4,854,767	$260,850	$530,905
Net realized gain (loss)	648	1,432	16	561
Change in net assets resulting from operations	2,699,218	4,856,199	260,866	531,466

DISTRIBUTIONS TO SHAREHOLDERS:
Morgan
From net investment income	(153,748)	(311,576)	(70,221)	(132,934)
Premier
From net investment income	(203,701)	(446,083)	(15,919)	(25,659)
Agency
From net investment income	(265,922)	(487,141)	(12,813)	(17,183)
Class B
From net investment income	(161)	(272)	(374)	(723)
Class C
From net investment income	(131)	(149)	(8,946)	(19,897)
Institutional Class
From net investment income	(666,053)	(1,241,343)	(29,127)	(77,087)
Reserve
From net investment income	(48,165)	(81,063)	(25,858)	(88,548)
Investor
From net investment income	—	—	(15,639)	(51,701)
Cash Management
From net investment income	(1,530)	(19,238)	—	—
Capital
From net investment income	(1,359,001)	(2,268,060)	(72,920)	(117,172)
Service
From net investment income	—	—	(9,033)	(1)
E*Trade (a)
From net investment income	—	—	— (b)	—
Total distributions to shareholders	(2,698,412)	(4,854,925)	(260,850)	(530,905)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	65,218,864	11,683,663	1,939,146	898,031

NET ASSETS:
Change in net assets	65,219,670	11,684,937	1,939,162	898,592
Beginning of period	100,669,065	88,984,128	11,561,776	10,663,184
End of period	$165,888,735	$100,669,065	$13,500,938	$11,561,776
Accumulated undistributed (distributions in excess of) net investment income	$597	$(971)	$28	$(529)

(a)	Commencement of offering of class of shares effective January 8, 2009 for Liquid Assets Money Market Fund.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

80   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

	U.S. Government Money Market Fund		U.S. Treasury Plus Money Market Fund
	Year Ended 2/28/2009	Year Ended 2/29/2008	Year Ended 2/28/2009	Year Ended 2/29/2008
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$855,946	$952,235	$150,163	$417,319
Net realized gain (loss)	7,397	494	630	327
Change in net assets resulting from operations	863,343	952,729	150,793	417,646

DISTRIBUTIONS TO SHAREHOLDERS:
Morgan
From net investment income	(54,735)	(147,373)	(14,407)	(75,875)
Premier
From net investment income	(38,248)	(85,520)	(10,161)	(57,117)
Agency
From net investment income	(133,825)	(185,587)	(14,009)	(32,493)
Class B
From net investment income	—	—	(8)	(52)
Class C
From net investment income	—	—	(514)	(1,999)
Institutional Class
From net investment income	(181,860)	(168,452)	(91,486)	(131,180)
Reserve
From net investment income	(3,773)	(14,465)	(9,063)	(53,473)
Investor
From net investment income	—	—	(10,481)	(65,165)
Capital
From net investment income	(442,382)	(350,801)	—	—
Service
From net investment income	(1,138)	(22)	—	—
Total distributions to shareholders	(855,961)	(952,220)	(150,129)	(417,354)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	66,478,616	15,174,915	8,358,502	4,861,592

NET ASSETS:
Change in net assets	66,485,998	15,175,424	8,359,166	4,861,884
Beginning of period	33,329,924	18,154,500	12,862,823	8,000,939
End of period	$99,815,922	$33,329,924	$21,221,989	$12,862,823
Accumulated undistributed (distributions in excess of) net investment income	$28	$(450)	$90	$(271)

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   81

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Federal Money Market Fund		100% U.S. Treasury Securities Money Market Fund
	Year Ended 2/28/2009	Year Ended 2/29/2008	Year Ended 2/28/2009	Year Ended 2/29/2008
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$272,114	$485,197	$368,590	$656,237
Net realized gain (loss)	1,342	359	1,861	155
Change in net assets resulting from operations	273,456	485,556	370,451	656,392

DISTRIBUTIONS TO SHAREHOLDERS:
Morgan
From net investment income	(3,735)	(9,749)	(19,904)	(82,605)
Premier
From net investment income	(18,677)	(35,904)	(30,480)	(69,197)
Agency
From net investment income	(13,977)	(12,185)	(24,479)	(35,906)
Institutional Class
From net investment income	(235,505)	(426,666)	(157,459)	(242,290)
Reserve
From net investment income	(220)	(693)	(28,712)	(82,186)
Capital
From net investment income	—	—	(107,737)	(143,929)
Total distributions to shareholders	(272,114)	(485,197)	(368,771)	(656,113)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	6,233,117	8,853,805	2,654,869	21,855,429

NET ASSETS:
Change in net assets	6,234,459	8,854,164	2,656,549	21,855,708
Beginning of period	15,560,239	6,706,075	30,550,682	8,694,974
End of period	$21,794,698	$15,560,239	$33,207,231	$30,550,682
Accumulated undistributed (distributions in excess of) net investment income	$256	$(80)	$292	$96

SEE NOTES TO FINANCIAL STATEMENTS.

82   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

	Tax Free Money Market Fund		Municipal Money Market Fund
	Year Ended 2/28/2009	Year Ended 2/29/2008	Year Ended 2/28/2009	Year Ended 2/29/2008
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$460,782	$643,993	$36,598	$106,456
Net realized gain (loss)	3,972	3,646	58	536
Change in net assets resulting from operations	464,754	647,639	36,656	106,992

DISTRIBUTIONS TO SHAREHOLDERS:
Morgan
From net investment income	(11,724)	(23,884)	(6,519)	(8,724)
From net realized gains	—	—	—	(27)
Premier
From net investment income	(69,181)	(78,289)	(1,673)	(15,728)
From net realized gains	—	—	—	(33)
Agency
From net investment income	(19,523)	(13,503)	(1,529)	(720)
From net realized gains	—	—	—	(2)
Institutional Class
From net investment income	(265,273)	(373,394)	(7,462)	(29,195)
From net realized gains	—	—	—	(62)
Reserve
From net investment income	(95,010)	(155,430)	(2,313)	(7,120)
From net realized gains	—	—	—	(19)
Service
From net investment income	—	—	(444)	— (a)
From net realized gains	—	—	—	— (a)
E*Trade
From net investment income	—	—	(16,658)	(44,966)
From net realized gains	—	—	—	(139)
Total distributions to shareholders	(460,711)	(644,500)	(36,598)	(106,735)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	4,867,572	9,285,556	(293,526)	(505,788)

NET ASSETS:
Change in net assets	4,871,615	9,288,695	(293,468)	(505,531)
Beginning of period	25,113,365	15,824,670	2,936,683	3,442,214
End of period	$29,984,980	$25,113,365	$2,643,215	$2,936,683
Accumulated undistributed (distributions in excess of) net investment income	$1,430	$1,359	$452	$210

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   83

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Prime Money Market Fund		Liquid Assets Money Market Fund
	Year Ended 2/28/2009	Year Ended 2/29/2008	Year Ended 2/28/2009	Year Ended 2/29/2008
CAPITAL TRANSACTIONS:
Morgan
Proceeds from shares issued	$751,933,312	$625,349,291	$3,255,134	$4,755,006
Dividends and distributions reinvested	80,328	171,873	68,882	130,528
Cost of shares redeemed	(751,273,855)	(624,283,245)	(3,079,038)	(4,347,456)
Change in net assets from Morgan capital transactions	$739,785	$1,237,919	$244,978	$538,078
Premier
Proceeds from shares issued	$526,266,897	$606,832,392	$2,992,471	$2,533,479
Dividends and distributions reinvested	103,867	210,021	12,816	16,766
Cost of shares redeemed	(524,588,240)	(605,781,643)	(3,098,473)	(2,342,095)
Change in net assets from Premier capital transactions	$1,782,524	$1,260,770	$(93,186)	$208,150
Agency
Proceeds from shares issued	$277,138,776	$241,638,474	$3,779,114	$4,499,319
Dividends and distributions reinvested	205,594	391,963	11,152	15,936
Cost of shares redeemed	(273,393,385)	(242,016,105)	(3,838,378)	(4,199,078)
Change in net assets from Agency capital transactions	$3,950,985	$14,332	$(48,112)	$316,177
Class B
Proceeds from shares issued	$15,515	$9,769	$35,232	$12,676
Dividends and distributions reinvested	150	241	357	688
Cost of shares redeemed	(9,859)	(8,268)	(19,818)	(13,071)
Change in net assets from Class B capital transactions	$5,806	$1,742	$15,771	$293
Class C
Proceeds from shares issued	$15,172	$9,757	$294,226	$615,455
Dividends and distributions reinvested	117	126	8,923	19,872
Cost of shares redeemed	(10,119)	(5,493)	(451,171)	(513,572)
Change in net assets from Class C capital transactions	$5,170	$4,390	$(148,022)	$121,755
Institutional Class
Proceeds from shares issued	$288,156,879	$296,065,849	$8,235,395	$7,830,825
Dividends and distributions reinvested	389,202	735,073	26,105	68,410
Cost of shares redeemed	(271,180,738)	(293,854,229)	(7,426,017)	(8,357,560)
Change in net assets from Institutional Class capital transactions	$17,365,343	$2,946,693	$835,483	$(458,325)

SEE NOTES TO FINANCIAL STATEMENTS.

84   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

	Prime Money Market Fund		Liquid Assets Money Market Fund
	Year Ended 2/28/2009	Year Ended 2/29/2008	Year Ended 2/28/2009	Year Ended 2/29/2008
CAPITAL TRANSACTIONS (continued):
Reserve
Proceeds from shares issued	$433,836,941	$426,062,650	$287,871,108	$472,466,344
Dividends and distributions reinvested	14,868	4,802	1,497	3,939
Cost of shares redeemed	(431,826,305)	(424,627,710)	(288,991,751)	(471,979,685)
Change in net assets from Reserve capital transactions	$2,025,504	$1,439,742	$(1,119,146)	$490,598
Investor
Proceeds from shares issued	$—	$—	$2,265,359	$2,320,265
Dividends and distributions reinvested	—	—	5,290	9,749
Cost of shares redeemed	—	—	(2,301,898)	(3,426,089)
Change in net assets from Investor capital transactions	$—	$—	$(31,249)	$(1,096,075)
Cash Management
Proceeds from shares issued	$807,106	$2,717,056	$—	$—
Dividends and distributions reinvested	232	4,212	—	—
Cost of shares redeemed	(796,701)	(2,426,293)	—	—
Change in net assets from Cash Management capital transactions	$10,637	$294,975	$—	$—
Capital
Proceeds from shares issued	$830,223,678	$668,115,229	$42,697,981	$33,744,387
Dividends and distributions reinvested	776,104	1,430,816	53,616	89,729
Cost of shares redeemed	(791,666,672)	(665,062,945)	(41,239,203)	(33,056,737)
Change in net assets from Capital capital transactions	$39,333,110	$4,483,100	$1,512,394	$777,379
Service
Proceeds from shares issued	$—	$—	$156,664,704	$— (b)
Dividends and distributions reinvested	—	—	24	1
Cost of shares redeemed	—	—	(155,896,254)	— (b)
Change in net assets from Service capital transactions	$—	$—	$768,474	$1
E*Trade (a)
Proceeds from shares issued	$—	$—	$2,636	$—
Dividends and distributions reinvested	—	—	— (b)	—
Cost of shares redeemed	—	—	(875)	—
Change in net assets from E*Trade capital transactions	$—	$—	$1,761	$—

Total change in net assets from capital transactions	$65,218,864	$11,683,663	$1,939,146	$898,031

(a)	Commencement of offering of class of shares effective January 8, 2009 for Liquid Assets Money Market Fund.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   85

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Prime Money Market Fund		Liquid Assets Money Market Fund
	Year Ended 2/28/2009	Year Ended 2/29/2008	Year Ended 2/28/2009	Year Ended 2/29/2008
SHARE TRANSACTIONS:
Morgan
Issued	751,933,312	625,349,291	3,255,134	4,755,006
Reinvested	80,328	171,873	68,882	130,528
Redeemed	(751,273,855)	(624,283,245)	(3,079,038)	(4,347,456)
Change in Morgan Shares	739,785	1,237,919	244,978	538,078
Premier
Issued	526,266,897	606,832,392	2,992,471	2,533,479
Reinvested	103,867	210,021	12,816	16,766
Redeemed	(524,588,240)	(605,781,643)	(3,098,473)	(2,342,095)
Change in Premier Shares	1,782,524	1,260,770	(93,186)	208,150
Agency
Issued	277,138,776	241,638,474	3,779,114	4,499,319
Reinvested	205,594	391,963	11,152	15,936
Redeemed	(273,393,385)	(242,016,105)	(3,838,378)	(4,199,078)
Change in Agency Shares	3,950,985	14,332	(48,112)	316,177
Class B
Issued	15,515	9,769	35,232	12,676
Reinvested	150	241	357	688
Redeemed	(9,859)	(8,268)	(19,818)	(13,071)
Change in Class B Shares	5,806	1,742	15,771	293
Class C
Issued	15,172	9,757	294,226	615,455
Reinvested	117	126	8,923	19,872
Redeemed	(10,119)	(5,493)	(451,171)	(513,572)
Change in Class C Shares	5,170	4,390	(148,022)	121,755
Institutional Class
Issued	288,156,879	296,065,849	8,235,395	7,830,825
Reinvested	389,202	735,073	26,105	68,410
Redeemed	(271,180,738)	(293,854,229)	(7,426,017)	(8,357,560)
Change in Institutional Class Shares	17,365,343	2,946,693	835,483	(458,325)

SEE NOTES TO FINANCIAL STATEMENTS.

86   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

	Prime Money Market Fund		Liquid Assets Money Market Fund
	Year Ended 2/28/2009	Year Ended 2/29/2008	Year Ended 2/28/2009	Year Ended 2/29/2008
SHARE TRANSACTIONS (continued):
Reserve
Issued	433,836,941	426,062,650	287,871,108	472,466,344
Reinvested	14,868	4,802	1,497	3,939
Redeemed	(431,826,305)	(424,627,710)	(288,991,751)	(471,979,685)
Change in Reserve Shares	2,025,504	1,439,742	(1,119,146)	490,598
Investor
Issued	—	—	2,265,359	2,320,265
Reinvested	—	—	5,290	9,749
Redeemed	—	—	(2,301,898)	(3,426,089)
Change in Investor Shares	—	—	(31,249)	(1,096,075)
Cash Management
Issued	807,106	2,717,056	—	—
Reinvested	232	4,212	—	—
Redeemed	(796,701)	(2,426,293)	—	—
Change in Cash Management Shares	10,637	294,975	—	—
Capital
Issued	830,223,678	668,115,229	42,697,981	33,744,387
Reinvested	776,104	1,430,816	53,616	89,729
Redeemed	(791,666,672)	(665,062,945)	(41,239,203)	(33,056,737)
Change in Capital Shares	39,333,110	4,483,100	1,512,394	777,379
Service
Issued	—	—	156,664,704	— (b)
Reinvested	—	—	24	1
Redeemed	—	—	(155,896,254)	— (b)
Change in Service Shares	—	—	768,474	1
E*Trade (a)
Issued	—	—	2,636	—
Reinvested	—	—	— (b)	—
Redeemed	—	—	(875)	—
Change in E*Trade Shares	—	—	1,761	—

(a)	Commencement of offering of class of shares effective January 8, 2009 for Liquid Assets Money Market Fund.

(b)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   87

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	U.S. Government Money Market Fund		U.S. Treasury Plus Money Market Fund
	Year Ended 2/28/2009	Year Ended 2/29/2008	Year Ended 2/28/2009	Year Ended 2/29/2008
CAPITAL TRANSACTIONS:
Morgan
Proceeds from shares issued	$510,677,211	$464,674,127	$252,011,844	$284,592,007
Dividends and distributions reinvested	18,274	38,993	3,662	18,898
Cost of shares redeemed	(509,062,488)	(464,601,322)	(252,306,266)	(284,581,530)
Change in net assets from Morgan capital transactions	$1,632,997	$111,798	$(290,760)	$29,375
Premier
Proceeds from shares issued	$172,398,199	$167,128,837	$28,347,665	$26,019,652
Dividends and distributions reinvested	22,283	41,992	3,676	18,082
Cost of shares redeemed	(170,888,409)	(166,938,340)	(28,090,640)	(26,329,341)
Change in net assets from Premier capital transactions	$1,532,073	$232,489	$260,701	$(291,607)
Agency
Proceeds from shares issued	$140,727,874	$112,355,236	$35,796,425	$14,950,152
Dividends and distributions reinvested	119,450	153,419	11,461	20,067
Cost of shares redeemed	(133,237,990)	(111,230,939)	(34,002,912)	(14,847,557)
Change in net assets from Agency capital transactions	$7,609,334	$1,277,716	$1,804,974	$122,662
Class B
Proceeds from shares issued	$—	$—	$1,922	$822
Dividends and distributions reinvested	—	—	7	50
Cost of shares redeemed	—	—	(1,657)	(858)
Change in net assets from Class B capital transactions	$—	$—	$272	$14
Class C
Proceeds from shares issued	$—	$—	$197,907	$211,503
Dividends and distributions reinvested	—	—	514	1,999
Cost of shares redeemed	—	—	(130,066)	(147,997)
Change in net assets from Class C capital transactions	$—	$—	$68,355	$65,505

SEE NOTES TO FINANCIAL STATEMENTS.

88   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

	U.S. Government Money Market Fund		U.S. Treasury Plus Money Market Fund
	Year Ended 2/28/2009	Year Ended 2/29/2008	Year Ended 2/28/2009	Year Ended 2/29/2008
CAPITAL TRANSACTIONS (continued):
Institutional Class
Proceeds from shares issued	$119,273,608	$34,635,374	$117,436,205	$26,923,520
Dividends and distributions reinvested	146,585	126,900	61,827	86,992
Cost of shares redeemed	(101,581,155)	(29,804,411)	(111,527,458)	(21,946,445)
Change in net assets from Institutional Class capital transactions	$17,839,038	$4,957,863	$5,970,574	$5,064,067
Reserve
Proceeds from shares issued	$61,445,724	$82,039,901	$260,199,351	$324,670,266
Dividends and distributions reinvested	96	416	1,261	3,269
Cost of shares redeemed	(61,545,100)	(82,103,588)	(259,411,709)	(324,318,141)
Change in net assets from Reserve capital transactions	$(99,280)	$(63,271)	$788,903	$355,394
Investor
Proceeds from shares issued	$—	$—	$4,055,036	$4,523,934
Dividends and distributions reinvested	—	—	1,171	6,381
Cost of shares redeemed	—	—	(4,300,724)	(5,014,133)
Change in net assets from Investor capital transactions	$—	$—	$(244,517)	$(483,818)
Capital
Proceeds from shares issued	$251,912,496	$74,703,799	$—	$—
Dividends and distributions reinvested	297,905	197,389	—	—
Cost of shares redeemed	(214,843,169)	(66,243,104)	—	—
Change in net assets from Capital capital transactions	$37,367,232	$8,658,084	$—	$—
Service
Proceeds from shares issued	$25,774,944	$249,987	$—	$—
Dividends and distributions reinvested	322	22	—	—
Cost of shares redeemed	(25,178,044)	(249,773)	—	—
Change in net assets from Service capital transactions	$597,222	$236	$—	$—

Total change in net assets from capital transactions	$66,478,616	$15,174,915	$8,358,502	$4,861,592

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   89

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	U.S. Government Money Market Fund		U.S. Treasury Plus Money Market Fund
	Year Ended 2/28/2009	Year Ended 2/29/2008	Year Ended 2/28/2009	Year Ended 2/29/2008
SHARE TRANSACTIONS:
Morgan
Issued	510,677,211	464,674,127	252,011,844	284,592,007
Reinvested	18,274	38,993	3,662	18,898
Redeemed	(509,062,488)	(464,601,322)	(252,306,266)	(284,581,530)
Change in Morgan Shares	1,632,997	111,798	(290,760)	29,375
Premier
Issued	172,398,199	167,128,837	28,347,665	26,019,652
Reinvested	22,283	41,992	3,676	18,082
Redeemed	(170,888,409)	(166,938,340)	(28,090,640)	(26,329,341)
Change in Premier Shares	1,532,073	232,489	260,701	(291,607)
Agency
Issued	140,727,874	112,355,236	35,796,425	14,950,152
Reinvested	119,450	153,419	11,461	20,067
Redeemed	(133,237,990)	(111,230,939)	(34,002,912)	(14,847,557)
Change in Agency Shares	7,609,334	1,277,716	1,804,974	122,662
Class B
Issued	—	—	1,922	822
Reinvested	—	—	7	50
Redeemed	—	—	(1,657)	(858)
Change in Class B Shares	—	—	272	14
Class C
Issued	—	—	197,907	211,503
Reinvested	—	—	514	1,999
Redeemed	—	—	(130,066)	(147,997)
Change in Class C Shares	—	—	68,355	65,505

SEE NOTES TO FINANCIAL STATEMENTS.

90   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

	U.S. Government Money Market Fund		U.S. Treasury Plus Money Market Fund
	Year Ended 2/28/2009	Year Ended 2/29/2008	Year Ended 2/28/2009	Year Ended 2/29/2008
SHARE TRANSACTIONS (continued):
Institutional Class
Issued	119,273,608	34,635,374	117,436,205	26,923,520
Reinvested	146,585	126,900	61,827	86,992
Redeemed	(101,581,155)	(29,804,411)	(111,527,458)	(21,946,445)
Change in Institutional Class Shares	17,839,038	4,957,863	5,970,574	5,064,067
Reserve
Issued	61,445,724	82,039,901	260,199,351	324,670,266
Reinvested	96	416	1,261	3,269
Redeemed	(61,545,100)	(82,103,588)	(259,411,709)	(324,318,141)
Change in Reserve Shares	(99,280)	(63,271)	788,903	355,394
Investor
Issued	—	—	4,055,036	4,523,934
Reinvested	—	—	1,171	6,381
Redeemed	—	—	(4,300,724)	(5,014,133)
Change in Investor Shares	—	—	(244,517)	(483,818)
Capital
Issued	251,912,496	74,703,799	—	—
Reinvested	297,905	197,389	—	—
Redeemed	(214,843,169)	(66,243,104)	—	—
Change in Capital Shares	37,367,232	8,658,084	—	—
Service
Issued	25,774,944	249,987	—	—
Reinvested	322	22	—	—
Redeemed	(25,178,044)	(249,773)	—	—
Change in Service Shares	597,222	236	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   91

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Federal Money Market Fund		100% U.S. Treasury Securities Money Market Fund
	Year Ended 2/28/2009	Year Ended 2/29/2008	Year Ended 2/28/2009	Year Ended 2/29/2008
CAPITAL TRANSACTIONS:
Morgan
Proceeds from shares issued	$5,193,630	$7,925,705	$122,467,736	$89,097,576
Dividends and distributions reinvested	3,084	6,417	13,983	55,875
Cost of shares redeemed	(5,220,676)	(7,871,768)	(122,738,085)	(88,687,512)
Change in net assets from Morgan capital transactions	$(23,962)	$60,354	$(256,366)	$465,939
Premier
Proceeds from shares issued	$5,351,240	$3,635,129	$198,769,844	$203,393,487
Dividends and distributions reinvested	13,281	27,179	16,219	20,914
Cost of shares redeemed	(4,845,020)	(3,138,318)	(197,509,102)	(202,353,656)
Change in net assets from Premier capital transactions	$519,501	$523,990	$1,276,961	$1,060,745
Agency
Proceeds from shares issued	$4,505,821	$1,541,398	$44,225,481	$11,240,964
Dividends and distributions reinvested	9,438	6,909	19,793	31,192
Cost of shares redeemed	(3,502,671)	(1,150,197)	(43,379,402)	(10,521,991)
Change in net assets from Agency capital transactions	$1,012,588	$398,110	$865,872	$750,165
Institutional Class
Proceeds from shares issued	$57,312,710	$34,040,122	$58,519,540	$46,389,524
Dividends and distributions reinvested	159,390	352,147	86,460	134,137
Cost of shares redeemed	(52,793,560)	(26,548,151)	(58,847,026)	(36,301,779)
Change in net assets from Institutional Class capital transactions	$4,678,540	$7,844,118	$(241,026)	$10,221,882
Reserve
Proceeds from shares issued	$583,585	$62,876	$23,848,008	$15,561,788
Dividends and distributions reinvested	202	661	11,432	33,529
Cost of shares redeemed	(537,337)	(36,304)	(22,703,067)	(12,617,505)
Change in net assets from Reserve capital transactions	$46,450	$27,233	$1,156,373	$2,977,812
Capital
Proceeds from shares issued	$—	$—	$31,042,378	$28,181,961
Dividends and distributions reinvested	—	—	76,575	82,855
Cost of shares redeemed	—	—	(31,265,898)	(21,885,930)
Change in net assets from Capital capital transactions	$—	$—	$(146,945)	$6,378,886

Total change in net assets from capital transactions	$6,233,117	$8,853,805	$2,654,869	$21,855,429

SEE NOTES TO FINANCIAL STATEMENTS.

92   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

	Federal Money Market Fund		100% U.S. Treasury Securities Money Market Fund
	Year Ended 2/28/2009	Year Ended 2/29/2008	Year Ended 2/28/2009	Year Ended 2/29/2008
SHARE TRANSACTIONS:
Morgan
Issued	5,193,629	7,925,705	122,467,728	89,097,576
Reinvested	3,084	6,417	13,983	55,875
Redeemed	(5,220,669)	(7,871,768)	(122,738,085)	(88,687,512)
Change in Morgan Shares	(23,956)	60,354	(256,374)	465,939
Premier
Issued	5,350,804	3,635,129	198,769,833	203,393,487
Reinvested	13,281	27,179	16,219	20,914
Redeemed	(4,845,020)	(3,138,318)	(197,509,102)	(202,353,656)
Change in Premier Shares	519,065	523,990	1,276,950	1,060,745
Agency
Issued	4,505,821	1,541,398	44,225,473	11,240,964
Reinvested	9,438	6,909	19,793	31,192
Redeemed	(3,502,642)	(1,150,197)	(43,379,403)	(10,521,991)
Change in Agency Shares	1,012,617	398,110	865,863	750,165
Institutional Class
Issued	57,312,710	34,040,122	58,519,498	46,389,524
Reinvested	159,390	352,147	86,460	134,137
Redeemed	(52,793,160)	(26,548,151)	(58,847,026)	(36,301,779)
Change in Institutional Class Shares	4,678,940	7,844,118	(241,068)	10,221,882
Reserve
Issued	583,585	62,876	23,847,996	15,561,788
Reinvested	202	661	11,432	33,529
Redeemed	(537,336)	(36,304)	(22,703,067)	(12,617,505)
Change in Reserve Shares	46,451	27,233	1,156,361	2,977,812
Capital
Issued	—	—	31,042,350	28,181,961
Reinvested	—	—	76,575	82,855
Redeemed	—	—	(31,265,898)	(21,885,930)
Change in Capital Shares	—	—	(146,973)	6,378,886

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   93

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Tax Free Money Market Fund		Municipal Money Market Fund
	Year Ended 2/28/2009	Year Ended 2/29/2008	Year Ended 2/28/2009	Year Ended 2/29/2008
CAPITAL TRANSACTIONS:
Morgan
Proceeds from shares issued	$102,082,926	$85,575,701	$886,812		$1,201,980
Dividends and distributions reinvested	5,514	11,471	6,390		8,641
Cost of shares redeemed	(101,926,621)	(85,399,846)	(775,740)		(1,212,555)
Change in net assets from Morgan capital transactions	$161,819	$187,326	$117,462		$(1,934)
Premier
Proceeds from shares issued	$20,859,970	$11,010,623	$229,549		$927,144
Dividends and distributions reinvested	17,485	17,077	1,130		3,028
Cost of shares redeemed	(19,536,622)	(9,027,807)	(279,956)		(1,841,156)
Change in net assets from Premier capital transactions	$1,340,833	$1,999,893	$(49,277)		$(910,984)
Agency
Proceeds from shares issued	$5,157,542	$2,531,641	$175,773		$280,924
Dividends and distributions reinvested	13,047	12,295	1,059		705
Cost of shares redeemed	(4,294,153)	(2,296,572)	(123,947)		(278,479)
Change in net assets from Agency capital transactions	$876,436	$247,364	$52,885		$3,150
Institutional Class
Proceeds from shares issued	$64,710,424	$67,235,434	$2,976,228		$5,504,536
Dividends and distributions reinvested	132,704	198,095	4,052		21,880
Cost of shares redeemed	(63,597,183)	(63,197,014)	(3,162,274)		(5,115,034)
Change in net assets from Institutional Class capital transactions	$1,245,945	$4,236,515	$(181,994)		$411,382
Reserve
Proceeds from shares issued	$38,734,625	$30,756,453	$31,236,937		$55,519,720
Dividends and distributions reinvested	9,760	8,290	383		256
Cost of shares redeemed	(37,501,846)	(28,150,285)	(31,325,282)		(55,407,731)
Change in net assets from Reserve capital transactions	$1,242,539	$2,614,458	$(87,962)		$112,245
Service
Proceeds from shares issued	$—	$—	$4,908,800		$— (a)
Dividends and distributions reinvested	—	—	9		— (a)
Cost of shares redeemed	—	—	(4,819,700)		— (a)
Change in net assets from Service capital transactions	$—	$—	$89,109	$	— (a)
E*Trade
Proceeds from shares issued	$—	$—	$722,041		$890,267
Dividends and distributions reinvested	—	—	16,659		45,105
Cost of shares redeemed	—	—	(972,449)		(1,055,019)
Change in net assets from E*Trade capital transactions	$—	$—	$(233,749)		$(119,647)

Total change in net assets from capital transactions	$4,867,572	$9,285,556	$(293,526)		$(505,788)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

94   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

	Tax Free Money Market Fund		Municipal Money Market Fund
	Year Ended 2/28/2009	Year Ended 2/29/2008	Year Ended 2/28/2009	Year Ended 2/29/2008
SHARE TRANSACTIONS:
Morgan
Issued	102,082,926	85,575,701	886,811	1,201,969
Reinvested	5,514	11,471	6,390	8,641
Redeemed	(101,926,621)	(85,399,846)	(775,739)	(1,212,555)
Change in Morgan Shares	161,819	187,326	117,462	(1,945)
Premier
Issued	20,859,970	11,010,623	229,549	927,144
Reinvested	17,485	17,077	1,130	3,028
Redeemed	(19,536,622)	(9,027,807)	(279,956)	(1,840,998)
Change in Premier Shares	1,340,833	1,999,893	(49,277)	(910,826)
Agency
Issued	5,157,542	2,531,641	175,773	280,922
Reinvested	13,047	12,295	1,059	705
Redeemed	(4,294,153)	(2,296,572)	(123,947)	(278,475)
Change in Agency Shares	876,436	247,364	52,885	3,152
Institutional Class
Issued	64,710,424	67,235,434	2,976,227	5,504,488
Reinvested	132,704	198,095	4,052	21,880
Redeemed	(63,597,183)	(63,197,014)	(3,162,273)	(5,115,034)
Change in Institutional Class Shares	1,245,945	4,236,515	(181,994)	411,334
Reserve
Issued	38,734,625	30,756,453	31,236,937	55,519,706
Reinvested	9,760	8,290	383	256
Redeemed	(37,501,846)	(28,150,285)	(31,325,282)	(55,407,731)
Change in Reserve Shares	1,242,539	2,614,458	(87,962)	112,231
Service
Issued	—	—	4,908,800	— (a)
Reinvested	—	—	9	— (a)
Redeemed	—	—	(4,819,700)	— (a)
Change in Service Shares	—	—	89,109	— (a)
E*Trade
Issued	—	—	722,041	890,180
Reinvested	—	—	16,659	45,105
Redeemed	—	—	(972,449)	(1,055,019)
Change in E*Trade Shares	—	—	(233,749)	(119,734)

(a)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   95

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized gains (losses) on investments		Total from investment operations		Net investment income	Net asset value, end of period
Prime Money Market Fund
Morgan
Year Ended February 28, 2009	$1.00	$0.02		$—	(e)	$0.02		$(0.02)	$1.00
Year Ended February 29, 2008	1.00	0.05		—	(e)	0.05		(0.05)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(e)	0.05		(0.05)	1.00
September 1, 2005 through February 28, 2006 (d)	1.00	0.02		—	(e)	0.02		(0.02)	1.00
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	1.00
Year Ended August 31, 2004	1.00	0.01		—		0.01		(0.01)	1.00

Premier
Year Ended February 28, 2009	1.00	0.02		—	(e)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.05		—	(e)	0.05		(0.05)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(e)	0.05		(0.05)	1.00
September 1, 2005 through February 28, 2006 (d)	1.00	0.02		—	(e)	0.02		(0.02)	1.00
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	1.00
Year Ended August 31, 2004	1.00	0.01		—		0.01		(0.01)	1.00

Agency
Year Ended February 28, 2009	1.00	0.02		—	(e)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.05		—	(e)	0.05		(0.05)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(e)	0.05		(0.05)	1.00
September 1, 2005 through February 28, 2006 (d)	1.00	0.02		—	(e)	0.02		(0.02)	1.00
Year Ended August 31, 2005	1.00	0.03		—		0.03		(0.03)	1.00
Year Ended August 31, 2004	1.00	0.01		—		0.01		(0.01)	1.00

Class B
Year Ended February 28, 2009	1.00	0.02		—	(e)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.04		—	(e)	0.04		(0.04)	1.00
Year Ended February 28, 2007	1.00	0.04		—	(e)	0.04		(0.04)	1.00
September 1, 2005 through February 28, 2006 (d)	1.00	0.02		—	(e)	0.02		(0.02)	1.00
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	1.00
Year Ended August 31, 2004	1.00	—	(e)	—		—	(e)	— (e)	1.00

Class C
Year Ended February 28, 2009	1.00	0.02		—	(e)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.04		—	(e)	0.04		(0.04)	1.00
Year Ended February 28, 2007	1.00	0.04		—	(e)	0.04		(0.04)	1.00
September 1, 2005 through February 28, 2006 (d)	1.00	0.02		—	(e)	0.02		(0.02)	1.00
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	1.00
Year Ended August 31, 2004	1.00	—	(e)	—		—	(e)	— (e)	1.00

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(d)	The Fund changed its fiscal year end from August 31 to the last day of February.

(e)	Amount rounds to less than $0.01.

(f)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

(g)	Includes insurance expense of 0.02% (See Note 8).

(h)	Includes insurance expense of 0.01% (See Note 8).

SEE NOTES TO FINANCIAL STATEMENTS.

96   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

Ratios/Supplemental data
			Ratios to average net assets (a)
Total return (excludes sales charge) (b)		Net assets end of period (000’s)	Net expenses (c)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits

2.09%		$7,939,483	0.52	%(g)	2.05%	0.52%
4.75	(f)	7,199,661	0.51		4.64	0.52
4.79		5,961,657	0.51		4.72	0.53
1.80		3,995,204	0.51		3.61	0.53
2.08		3,771,089	0.55		2.05	0.58
0.59		3,919,246	0.59		0.59	0.63

2.14		10,888,362	0.47	(g)	2.08	0.47
4.82	(f)	9,105,808	0.45		4.72	0.47
4.85		7,844,932	0.45		4.75	0.48
1.83		7,450,365	0.45		3.65	0.48
2.18		8,577,924	0.15		2.22	0.48
0.73		5,887,641	0.45		0.73	0.47

2.34		14,591,611	0.27	(h)	2.27	0.32
5.02	(f)	10,640,542	0.26		4.88	0.32
5.05		10,626,102	0.26		4.95	0.33
1.93		9,357,166	0.26		3.84	0.33
2.37		12,406,388	0.26		2.35	0.33
0.93		11,669,540	0.26		0.92	0.32

1.62		13,709	0.99	(g)	1.52	1.17
4.28	(f)	7,903	0.97		4.18	1.17
4.31		6,161	0.97		4.26	1.18
1.57		5,907	0.97		3.16	1.18
1.52		5,690	1.11		1.58	1.23
0.12		8,247	1.06		0.12	1.28

1.62		11,057	0.99	(g)	1.52	1.17
4.28	(f)	5,887	0.97		4.11	1.17
4.31		1,497	0.97		4.33	1.17
1.57		611	0.97		3.21	1.18
1.52		387	1.11		1.54	1.23
0.12		661	1.07		0.13	1.28

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   97

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized gains (losses) on investments		Total from investment operations		Net investment income	Net asset value, end of period
Prime Money Market Fund (continued)
Institutional Class
Year Ended February 28, 2009	$1.00	$0.02		$—	(f)	$0.02		$(0.02)	$1.00
Year Ended February 29, 2008	1.00	0.05		—	(f)	0.05		(0.05)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(f)	0.05		(0.05)	1.00
September 1, 2005 through February 28, 2006 (d)	1.00	0.02		—	(f)	0.02		(0.02)	1.00
Year Ended August 31, 2005	1.00	0.03		—		0.03		(0.03)	1.00
Year Ended August 31, 2004	1.00	0.01		—		0.01		(0.01)	1.00

Reserve
Year Ended February 28, 2009	1.00	0.02		—	(f)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.04		—	(f)	0.04		(0.04)	1.00
Year Ended February 28, 2007	1.00	0.04		—	(f)	0.04		(0.04)	1.00
September 1, 2005 through February 28, 2006 (d)	1.00	0.02		—	(f)	0.02		(0.02)	1.00
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	1.00
Year Ended August 31, 2004	1.00	—	(f)	—		—	(f)	— (f)	1.00

Cash Management
Year Ended February 28, 2009	1.00	0.02		—	(f)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.04		—	(f)	0.04		(0.04)	1.00
Year Ended February 28, 2007	1.00	0.04		—	(f)	0.04		(0.04)	1.00
September 1, 2005 through February 28, 2006 (d)	1.00	0.02		—	(f)	0.02		(0.02)	1.00
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	1.00
Year Ended August 31, 2004	1.00	—	(f)	—		—	(f)	— (f)	1.00

Capital
Year Ended February 28, 2009	1.00	0.02		—	(f)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.05		—	(f)	0.05		(0.05)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(f)	0.05		(0.05)	1.00
September 1, 2005 through February 28, 2006 (d)	1.00	0.02		—	(f)	0.02		(0.02)	1.00
February 19, 2005 (e) through August 31, 2005	1.00	0.02		—		0.02		(0.02)	1.00

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(d)	The Fund changed its fiscal year end from August 31 to the last day of February.

(e)	Commencement of offering of class of shares.

(f)	Amount rounds to less than $0.01.

(g)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

(h)	Includes insurance expense of 0.02% (See Note 8).

(i)	Includes insurance expense of 0.01% (See Note 8).

SEE NOTES TO FINANCIAL STATEMENTS.

98   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

Ratios/Supplemental data
			Ratios to average net assets (a)
Total return (b)		Net assets end of period (000’s)	Net expenses (c)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits

2.40%		$45,721,168	0.22	%(h)	2.28%	0.27%
5.08	(g)	28,355,614	0.20		4.95	0.27
5.11		25,408,596	0.20		5.01	0.28
1.96		21,099,369	0.20		3.91	0.28
2.43		21,516,192	0.20		2.36	0.30
0.99		26,513,965	0.20		0.99	0.32

1.89		3,927,075	0.72	(h)	1.74	0.72
4.56	(g)	1,901,561	0.70		4.46	0.72
4.59		461,798	0.70		4.49	0.73
1.71		445,119	0.70		3.45	0.73
1.92		304,259	0.70		1.92	0.73
0.48		269,516	0.70		0.48	0.73

1.63		334,078	0.97	(i)	1.52	0.97
4.28	(g)	323,442	0.96		4.27	0.97
4.32		28,464	0.96		4.19	0.98
1.58		82,930	0.96		3.15	0.98
1.66		97,786	0.96		1.67	0.99
0.21		84,565	0.96		0.21	0.99

2.44		82,462,192	0.18	(h)	2.30	0.22
5.12	(g)	43,128,647	0.16		4.98	0.22
5.15		38,644,921	0.16		5.06	0.23
1.98		29,137,733	0.16		3.97	0.23
1.55		27,693,602	0.16		2.96	0.23

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   99

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized gains (losses) on investments		Total from investment operations		Net investment income	Net asset value, end of period
Liquid Assets Money Market Fund
Morgan
Year Ended February 28, 2009	$1.00	$0.02		$—	(f)	$0.02		$(0.02)	$1.00
Year Ended February 29, 2008	1.00	0.05		—	(f)	0.05		(0.05)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(f)	0.05		(0.05)	1.00
July 1, 2005 through February 28, 2006 (d)	1.00	0.02		—	(f)	0.02		(0.02)	1.00
February 19, 2005 (e) through June 30, 2005	1.00	0.01		—		0.01		(0.01)	1.00

Premier
Year Ended February 28, 2009	1.00	0.02		—	(f)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.05		—	(f)	0.05		(0.05)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(f)	0.05		(0.05)	1.00
July 1, 2005 through February 28, 2006 (d)	1.00	0.02		—	(f)	0.02		(0.02)	1.00
February 19, 2005 (e) through June 30, 2005	1.00	0.01		—		0.01		(0.01)	1.00

Agency
Year Ended February 28, 2009	1.00	0.02		—	(f)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.05		—	(f)	0.05		(0.05)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(f)	0.05		(0.05)	1.00
July 1, 2005 through February 28, 2006 (d)	1.00	0.02		—	(f)	0.02		(0.02)	1.00
February 19, 2005 (e) through June 30, 2005	1.00	0.01		—		0.01		(0.01)	1.00

Class B
Year Ended February 28, 2009	1.00	0.02		—	(f)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.04		—	(f)	0.04		(0.04)	1.00
Year Ended February 28, 2007	1.00	0.04		—	(f)	0.04		(0.04)	1.00
July 1, 2005 through February 28, 2006 (d)	1.00	0.02		—	(f)	0.02		(0.02)	1.00
Year Ended June 30, 2005	1.00	0.01		—		0.01		(0.01)	1.00
Year Ended June 30, 2004	1.00	—	(f)	—		—	(f)	— (f)	1.00

Class C
Year Ended February 28, 2009	1.00	0.02		—	(f)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.04		—	(f)	0.04		(0.04)	1.00
Year Ended February 28, 2007	1.00	0.04		—	(f)	0.04		(0.04)	1.00
July 1, 2005 through February 28, 2006 (d)	1.00	0.02		—	(f)	0.02		(0.02)	1.00
Year Ended June 30, 2005	1.00	0.01		—		0.01		(0.01)	1.00
Year Ended June 30, 2004	1.00	—	(f)	—		—	(f)	— (f)	1.00

Institutional Class
Year Ended February 28, 2009	1.00	0.02		—	(f)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.05		—	(f)	0.05		(0.05)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(f)	0.05		(0.05)	1.00
July 1, 2005 through February 28, 2006 (d)	1.00	0.03		—	(f)	0.03		(0.03)	1.00
February 19, 2005 (e) through June 30, 2005	1.00	0.01		—		0.01		(0.01)	1.00

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(d)	The Fund changed its fiscal year end from June 30 to the last day of February.

(e)	Commencement of offering of class of shares.

(f)	Amount rounds to less than $0.01.

(g)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

(h)	Includes insurance expense of 0.01% (See Note 8).

(i)	Includes interest expense of 0.01%.

(j)	Includes insurance expense of 0.02% (See Note 8).

SEE NOTES TO FINANCIAL STATEMENTS.

100   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

Ratios/Supplemental data
			Ratios to average net assets (a)
Total return (excludes sales charge) (b)		Net assets end of period (000’s)	Net expenses (c)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits

2.09%		$3,567,073	0.60	%(h)	2.05%	0.63%
4.69	(g)	3,322,087	0.60	(i)	4.57	0.63
4.69		2,783,868	0.59		4.62	0.64
2.26		1,889,908	0.59		3.56	0.64
0.84		253,991	0.59		2.36	0.64

2.23		660,906	0.46	(h)	2.27	0.48
4.84	(g)	754,089	0.45		4.68	0.48
4.84		545,911	0.45		4.77	0.49
2.36		316,397	0.45		3.61	0.49
0.89		80,814	0.45		2.52	0.52

2.43		451,480	0.27	(h)	2.42	0.33
5.03	(g)	499,591	0.26		4.86	0.33
5.03		183,392	0.26		4.94	0.34
2.49		206,098	0.26		3.68	0.34
0.96		482,594	0.26		2.68	0.37

1.71		34,781	0.99	(j)	1.57	1.19
4.29	(g)	19,010	0.98	(i)	4.20	1.18
4.30		18,717	0.97		4.23	1.19
2.01		20,450	0.97		2.97	1.19
1.27		26,999	1.01		1.17	1.44
0.15		41,540	1.02		0.15	1.54

1.71		468,725	0.98	(h)	1.74	1.18
4.29	(g)	616,746	0.98	(i)	4.17	1.18
4.29		494,963	0.97		4.20	1.19
2.01		543,064	0.97		3.04	1.19
1.27		347,285	0.97		2.06	1.23
0.15		8,284	1.02		0.15	1.52

2.49		2,047,234	0.22	(j)	2.36	0.28
5.10	(g)	1,211,750	0.20		5.01	0.28
5.10		1,670,013	0.20		4.96	0.29
2.53		1,882,903	0.20		3.77	0.29
0.98		1,452,881	0.20		2.76	0.32

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   101

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized gains (losses) on investments		Total from investment operations		Net investment income	Net asset value, end of period
Liquid Assets Money Market Fund (continued)
Reserve
Year Ended February 28, 2009	$1.00	$0.02		$—	(f)	$0.02		$(0.02)	$1.00
Year Ended February 29, 2008	1.00	0.04		—	(f)	0.04		(0.04)	1.00
Year Ended February 28, 2007	1.00	0.04		—	(f)	0.04		(0.04)	1.00
July 1, 2005 through February 28, 2006 (d)	1.00	0.02		—	(f)	0.02		(0.02)	1.00
Year Ended June 30, 2005	1.00	0.02		—		0.02		(0.02)	1.00
Year Ended June 30, 2004	1.00	—	(f)	—		—	(f)	— (f)	1.00

Investor
Year Ended February 28, 2009	1.00	0.02		—	(f)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.05		—	(f)	0.05		(0.05)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(f)	0.05		(0.05)	1.00
July 1, 2005 through February 28, 2006 (d)	1.00	0.02		—	(f)	0.02		(0.02)	1.00
Year Ended June 30, 2005	1.00	0.02		—		0.02		(0.02)	1.00
Year Ended June 30, 2004	1.00	0.01		—		0.01		(0.01)	1.00

Capital
Year Ended February 28, 2009	1.00	0.03		—	(f)	0.03		(0.03)	1.00
Year Ended February 29, 2008	1.00	0.05		—	(f)	0.05		(0.05)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(f)	0.05		(0.05)	1.00
July 1, 2005 through February 28, 2006 (d)	1.00	0.03		—	(f)	0.03		(0.03)	1.00
February 19, 2005 (e) through June 30, 2005	1.00	0.01		—		0.01		(0.01)	1.00

Service
Year Ended February 28, 2009	1.00	0.02		—	(f)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.04		—	(f)	0.04		(0.04)	1.00
Year Ended February 29, 2007	1.00	0.04		—	(f)	0.04		(0.04)	1.00
July 15, 2005 (e) through February 28, 2006 (d)	1.00	0.02		—	(f)	0.02		(0.02)	1.00

E*Trade
January 8, 2009 (e) through February 28, 2009	1.00	—	(f)	—		—	(f)	— (f)	1.00

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(d)	The Fund changed its fiscal year end from June 30 to the last day of February.

(e)	Commencement of offering of class of shares.

(f)	Amount rounds to less than $0.01.

(g)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

(h)	Includes insurance expense of 0.01% (See Note 8).

(i)	Includes interest expense of 0.01%.

(j)	Includes insurance expense of 0.02% (See Note 8).

(k)	Includes insurance expense of 0.03% (See Note 8).

SEE NOTES TO FINANCIAL STATEMENTS.

102   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

Ratios/Supplemental data
			Ratios to average net assets (a)
Total return (b)		Net assets end of period (000’s)	Net expenses (c)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits

1.98%		$832,849	0.71	%(h)	2.09%	0.73%
4.57	(g)	1,951,990	0.71	(i)	4.48	0.73
4.58		1,461,304	0.70		4.41	0.74
2.19		2,564,187	0.70		3.25	0.74
1.53		3,569,531	0.75		1.48	0.78
0.40		4,372,583	0.77		0.40	0.79

2.17		714,135	0.52	(h)	2.16	0.53
4.77	(g)	745,382	0.51		4.74	0.53
4.77		1,841,427	0.51		4.69	0.54
2.32		1,685,923	0.51		3.44	0.54
1.77		1,962,817	0.52		1.58	0.55
0.65		3,898,608	0.52		0.65	0.54

2.53		3,953,504	0.18	(j)	2.40	0.23
5.14	(g)	2,441,114	0.16		4.94	0.23
5.14		1,663,573	0.16		5.02	0.24
2.56		1,631,764	0.16		3.73	0.24
0.99		3,102,545	0.16		2.80	0.27

1.62		768,490	1.07	(j)	1.43	1.09
4.23	(g)	17	1.04		4.14	1.08
4.27		16	1.00		4.19	1.09
1.89		15	1.00		3.00	1.10

0.06		1,761	1.03	(k)	0.21	1.09

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   103

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized gains (losses) on investments		Total from investment operations	Net investment income	Net asset value, end of period
U.S. Government Money Market Fund
Morgan
Year Ended February 28, 2009	$1.00	$0.01	$—	(f)	$0.01	$(0.01)	$1.00
Year Ended February 29, 2008	1.00	0.04	—	(f)	0.04	(0.04)	1.00
Year Ended February 29, 2007	1.00	0.05	—	(f)	0.05	(0.05)	1.00
July 1, 2005 through February 28, 2006 (d)	1.00	0.02	—		0.02	(0.02)	1.00
February 19, 2005 (e) through June 30, 2005	1.00	0.01	—	(f)	0.01	(0.01)	1.00

Premier
Year Ended February 28, 2009	1.00	0.02	—	(f)	0.02	(0.02)	1.00
Year Ended February 29, 2008	1.00	0.05	—	(f)	0.05	(0.05)	1.00
Year Ended February 28, 2007	1.00	0.05	—	(f)	0.05	(0.05)	1.00
July 1, 2005 through February 28, 2006 (d)	1.00	0.02	—		0.02	(0.02)	1.00
Year Ended June 30, 2005	1.00	0.02	—	(f)	0.02	(0.02)	1.00
Year Ended June 30, 2004	1.00	0.01	—		0.01	(0.01)	1.00

Agency
Year Ended February 28, 2009	1.00	0.02	—	(f)	0.02	(0.02)	1.00
Year Ended February 29, 2008	1.00	0.05	—	(f)	0.05	(0.05)	1.00
Year Ended February 28, 2007	1.00	0.05	—	(f)	0.05	(0.05)	1.00
July 1, 2005 through February 28, 2006 (d)	1.00	0.02	—		0.02	(0.02)	1.00
Year Ended June 30, 2005	1.00	0.02	—	(f)	0.02	(0.02)	1.00
Year Ended June 30, 2004	1.00	0.01	—		0.01	(0.01)	1.00

Institutional Class
Year Ended February 28, 2009	1.00	0.02	—	(f)	0.02	(0.02)	1.00
Year Ended February 29, 2008	1.00	0.05	—	(f)	0.05	(0.05)	1.00
Year Ended February 28, 2007	1.00	0.05	—	(f)	0.05	(0.05)	1.00
July 1, 2005 through February 28, 2006 (d)	1.00	0.02	—		0.02	(0.02)	1.00
February 19, 2005 (e) through June 30, 2005	1.00	0.01	—	(f)	0.01	(0.01)	1.00

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(d)	The Fund changed its fiscal year end from June 30 to the last day of February.

(e)	Commencement of offering of class of shares.

(f)	Amount rounds to less than $0.01.

(g)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

(h)	Includes insurance expense of 0.01% (See Note 8).

(i)	Includes insurance expense of 0.02% (See Note 8).

SEE NOTES TO FINANCIAL STATEMENTS.

104   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

Ratios/Supplemental data
			Ratios to average net assets (a)
Total return (b)		Net assets end of period (000’s)	Net expenses (c)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits

1.48%		$4,990,436	0.60	%(h)	1.39%	0.62%
4.48	(g)	3,356,978	0.59		4.38	0.62
4.65		3,245,121	0.59		4.58	0.63
2.24		2,648,298	0.59		3.34	0.63
0.81		2,445,422	0.59		2.26	0.63

1.62		3,389,001	0.46	(h)	1.47	0.47
4.62	(g)	1,856,533	0.45		4.49	0.47
4.80		1,624,006	0.45		4.69	0.48
2.37		1,957,807	0.39		3.56	0.48
1.79		1,416,600	0.39		1.94	0.44
0.72		728,456	0.39		0.71	0.39

1.81		12,778,607	0.27	(h)	1.60	0.32
4.82	(g)	5,168,268	0.26		4.65	0.32
5.00		3,890,478	0.26		4.91	0.33
2.48		3,516,960	0.24		3.65	0.33
1.95		4,045,754	0.24		2.55	0.32
0.87		98,212	0.24		0.86	0.24

1.88		24,864,451	0.22	(i)	1.56	0.27
4.88	(g)	7,023,964	0.20		4.58	0.26
5.06		2,065,993	0.20		4.94	0.28
2.50		2,314,372	0.20		3.76	0.28
0.94		2,017,162	0.20		2.66	0.28

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   105

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized gains (losses) on investments		Total from investment operations	Net investment income	Net asset value, end of period
U.S. Government Money Market Fund (continued)
Reserve
Year Ended February 28, 2009	$1.00	$0.01	$—	(g)	$0.01	$(0.01)	$1.00
Year Ended February 29, 2008	1.00	0.04	—	(g)	0.04	(0.04)	1.00
Year Ended February 28, 2007	1.00	0.04	—	(g)	0.04	(0.04)	1.00
July 1, 2005 through February 28, 2006 (d)	1.00	0.02	—		0.02	(0.02)	1.00
February 19, 2005 (e) through June 30, 2005	1.00	0.01	—	(g)	0.01	(0.01)	1.00

Capital (f)
Year Ended February 28, 2009	1.00	0.02	—	(g)	0.02	(0.02)	1.00
Year Ended February 29, 2008	1.00	0.05	—	(g)	0.05	(0.05)	1.00
Year Ended February 28, 2007	1.00	0.05	—	(g)	0.05	(0.05)	1.00
July 1, 2005 through February 28, 2006 (d)	1.00	0.03	—		0.03	(0.03)	1.00
Year Ended June 30, 2005	1.00	0.02	—	(g)	0.02	(0.02)	1.00
Year Ended June 30, 2004	1.00	0.01	—		0.01	(0.01)	1.00

Service
Year Ended February 28, 2009	1.00	0.01	—	(g)	0.01	(0.01)	1.00
Year Ended February 29, 2008	1.00	0.04	—	(g)	0.04	(0.04)	1.00
Year Ended February 29, 2007	1.00	0.04	—	(g)	0.04	(0.04)	1.00
July 15, 2005 (e) through February 28, 2006 (d)	1.00	0.02	—		0.02	(0.02)	1.00

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(d)	The Fund changed its fiscal year end from June 30 to the last day of February.

(e)	Commencement of offering of class of shares.

(f)	Effective February 19, 2005, Class I was renamed as Capital Shares.

(g)	Amount rounds to less than $0.01.

(h)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

(i)	Includes insurance expense of 0.01% (See Note 8).

(j)	Includes insurance expense of 0.02% (See Note 8).

SEE NOTES TO FINANCIAL STATEMENTS.

106   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

Ratios/Supplemental data
			Ratios to average net assets (a)
Total return (b)		Net assets end of period (000’s)	Net expenses (c)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits

1.37%		$181,072	0.71	%(i)	1.47%	0.71%
4.36	(h)	280,327	0.70		4.30	0.72
4.54		343,592	0.70		4.37	0.73
2.17		719,836	0.69		3.23	0.73
0.77		749,475	0.69		2.19	0.73

1.92		53,014,849	0.18	(j)	1.58	0.22
4.92	(h)	15,643,602	0.16		4.64	0.21
5.10		6,985,294	0.16		4.94	0.23
2.54		11,330,299	0.14		3.89	0.23
2.05		4,529,318	0.14		1.94	0.17
0.97		7,157,361	0.14		0.96	0.14

1.04		597,506	1.00	(i)	0.44	1.07
4.01	(h)	252	1.05		3.00	1.06
4.23		16	1.00		4.15	1.07
1.87		15	1.00		2.97	1.09

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   107

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized gains (losses) on investments		Total from investment operations		Net investment income	Net asset value, end of period
U.S. Treasury Plus Money Market Fund
Morgan
Year Ended February 28, 2009	$1.00	$0.01		$—	(f)	$0.01		$(0.01)	$1.00
Year Ended February 29, 2008	1.00	0.04		—	(f)	0.04		(0.04)	1.00
Year Ended February 29, 2007	1.00	0.05		—	(f)	0.05		(0.05)	1.00
July 1, 2005 through February 28, 2006 (d)	1.00	0.02		—	(f)	0.02		(0.02)	1.00
February 19, 2005 (e) through June 30, 2005	1.00	0.01		—	(f)	0.01		(0.01)	1.00

Premier
Year Ended February 28, 2009	1.00	0.01		—	(f)	0.01		(0.01)	1.00
Year Ended February 29, 2008	1.00	0.04		—	(f)	0.04		(0.04)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(f)	0.05		(0.05)	1.00
July 1, 2005 through February 28, 2006 (d)	1.00	0.02		—	(f)	0.02		(0.02)	1.00
February 19, 2005 (e) through June 30, 2005	1.00	0.01		—	(f)	0.01		(0.01)	1.00

Agency
Year Ended February 28, 2009	1.00	0.01		—	(f)	0.01		(0.01)	1.00
Year Ended February 29, 2008	1.00	0.04		—	(f)	0.04		(0.04)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(f)	0.05		(0.05)	1.00
July 1, 2005 through February 28, 2006 (d)	1.00	0.02		—	(f)	0.02		(0.02)	1.00
February 19, 2005 (e) through June 30, 2005	1.00	0.01		—	(f)	0.01		(0.01)	1.00

Class B
Year Ended February 28, 2009	1.00	0.01		—	(f)	0.01		(0.01)	1.00
Year Ended February 29, 2008	1.00	0.04		—	(f)	0.04		(0.04)	1.00
Year Ended February 28, 2007	1.00	0.04		—	(f)	0.04		(0.04)	1.00
July 1, 2005 through February 28, 2006 (d)	1.00	0.02		—	(f)	0.02		(0.02)	1.00
Year Ended June 30, 2005	1.00	0.01		—	(f)	0.01		(0.01)	1.00
Year Ended June 30, 2004	1.00	—	(f)	—		—	(f)	— (f)	1.00

Class C
Year Ended February 28, 2009	1.00	0.01		—	(f)	0.01		(0.01)	1.00
Year Ended February 29, 2008	1.00	0.04		—	(f)	0.04		(0.04)	1.00
Year Ended February 28, 2007	1.00	0.04		—	(f)	0.04		(0.04)	1.00
July 1, 2005 through February 28, 2006 (d)	1.00	0.02		—	(f)	0.02		(0.02)	1.00
Year Ended June 30, 2005	1.00	0.01		—	(f)	0.01		(0.01)	1.00
Year Ended June 30, 2004	1.00	—	(f)	—		—	(f)	— (f)	1.00

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(d)	The Fund changed its fiscal year end from June 30 to the last day of February.

(e)	Commencement of offering of class of shares.

(f)	Amount rounds to less than $0.01.

(g)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

(h)	Includes insurance expense of 0.02% (See Note 8).

SEE NOTES TO FINANCIAL STATEMENTS.

108   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

Ratios/Supplemental data
			Ratios to average net assets (a)
Total return (b)		Net assets end of period (000’s)	Net expenses (c)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits

0.79%		$1,648,642	0.53	%(h)	0.75%	0.62%
4.02	(g)	1,939,331	0.59		3.95	0.62
4.62		1,909,921	0.59		4.59	0.63
2.16		875,609	0.59		3.20	0.64
0.78		812,795	0.59		2.20	0.62

0.88		1,393,368	0.45	(h)	0.77	0.47
4.17	(g)	1,132,622	0.45		4.07	0.47
4.76		1,424,189	0.45		4.68	0.48
2.25		1,164,950	0.45		3.36	0.49
0.83		1,009,503	0.45		2.32	0.47

1.05		2,824,679	0.28	(h)	0.72	0.33
4.37	(g)	1,019,655	0.26		4.13	0.32
4.96		896,961	0.26		4.85	0.33
2.38		894,875	0.26		3.55	0.34
0.89		898,116	0.26		2.52	0.32

0.58		1,814	0.69	(h)	0.46	1.17
3.63	(g)	1,542	0.97		3.60	1.17
4.22		1,528	0.97		4.15	1.18
1.90		1,819	0.97		2.82	1.19
1.25		2,358	0.87		1.18	1.42
0.24		2,860	0.82		0.24	1.52

0.58		161,891	0.68	(h)	0.44	1.18
3.63	(g)	93,532	0.97		3.21	1.17
4.22		28,026	0.97		4.18	1.18
1.90		21,148	0.97		2.82	1.19
1.25		27,589	0.96		1.90	1.21
0.24		548	0.83		0.24	1.53

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   109

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized gains (losses) on investments		Total from investment operations		Net investment income	Net asset value, end of period
U.S. Treasury Plus Money Market Fund (continued)
Institutional Class
Year Ended February 28, 2009	$1.00	$0.01		$—	(f)	$0.01		$(0.01)	$1.00
Year Ended February 29, 2008	1.00	0.04		—	(f)	0.04		(0.04)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(f)	0.05		(0.05)	1.00
July 1, 2005 through February 28, 2006 (d)	1.00	0.02		—	(f)	0.02		(0.02)	1.00
February 19, 2005 (e) through June 30, 2005	1.00	0.01		—	(f)	0.01		(0.01)	1.00

Reserve
Year Ended February 28, 2009	1.00	0.01		—	(f)	0.01		(0.01)	1.00
Year Ended February 29, 2008	1.00	0.04		—	(f)	0.04		(0.04)	1.00
Year Ended February 28, 2007	1.00	0.04		—	(f)	0.04		(0.04)	1.00
July 1, 2005 through February 28, 2006 (d)	1.00	0.02		—	(f)	0.02		(0.02)	1.00
Year Ended June 30, 2005	1.00	0.01		—	(f)	0.01		(0.01)	1.00
Year Ended June 30, 2004	1.00	—	(f)	—		—	(f)	— (f)	1.00

Investor
Year Ended February 28, 2009	1.00	0.01		—	(f)	0.01		(0.01)	1.00
Year Ended February 29, 2008	1.00	0.04		—	(f)	0.04		(0.04)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(f)	0.05		(0.05)	1.00
July 1, 2005 through February 28, 2006 (d)	1.00	0.02		—	(f)	0.02		(0.02)	1.00
Year Ended June 30, 2005	1.00	0.02		—	(f)	0.02		(0.02)	1.00
Year Ended June 30, 2004	1.00	0.01		—		0.01		(0.01)	1.00

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(d)	The Fund changed its fiscal year end from June 30 to the last day of February.

(e)	Commencement of offering of class of shares.

(f)	Amount rounds to less than $0.01.

(g)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

(h)	Includes insurance expense of 0.02% (See Note 8).

(i)	Includes insurance expense of 0.01% (See Note 8).

SEE NOTES TO FINANCIAL STATEMENTS.

110   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

Ratios/Supplemental data
			Ratios to average net assets (a)
Total return (b)		Net assets end of period (000’s)	Net expenses (c)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits

1.12%		$12,044,908	0.22	%(h)	0.73%	0.28%
4.43	(g)	6,073,940	0.20		3.92	0.27
5.03		1,009,749	0.20		4.87	0.28
2.42		4,151,409	0.20		3.72	0.29
0.92		1,705,565	0.20		2.61	0.27

0.72		2,020,603	0.57	(h)	0.54	0.73
3.91	(g)	1,231,644	0.70		3.85	0.72
4.50		876,221	0.70		4.36	0.73
2.08		1,504,955	0.70		3.10	0.74
1.38		1,737,775	0.74		1.40	0.75
0.29		1,702,965	0.77		0.29	0.77

0.84		1,126,084	0.49	(i)	0.84	0.52
4.11	(g)	1,370,557	0.51		4.11	0.52
4.70		1,854,344	0.51		4.60	0.53
2.21		1,987,416	0.51		3.27	0.54
1.52		2,509,650	0.52		1.56	0.52
0.55		2,920,637	0.52		0.54	0.52

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   111

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized gains (losses) on investments		Total from investment operations		Net investment income	Net asset value, end of period
Federal Money Market Fund
Morgan
Year Ended February 28, 2009	$1.00	$0.01		$—	(f)	$0.01		$(0.01)	$1.00
Year Ended February 29, 2008	1.00	0.04		—	(f)	0.04		(0.04)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(f)	0.05		(0.05)	1.00
September 1, 2005 through February 28, 2006 (d)	1.00	0.02		—	(f)	0.02		(0.02)	1.00
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	1.00
Year Ended August 31, 2004	1.00	—	(f)	—		—	(f)	— (f)	1.00

Premier
Year Ended February 28, 2009	1.00	0.02		—	(f)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.04		—	(f)	0.04		(0.04)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(f)	0.05		(0.05)	1.00
September 1, 2005 through February 28, 2006 (d)	1.00	0.02		—	(f)	0.02		(0.02)	1.00
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	1.00
Year Ended August 31, 2004	1.00	0.01		—		0.01		(0.01)	1.00

Agency
Year Ended February 28, 2009	1.00	0.02		—	(f)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.05		—	(f)	0.05		(0.05)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(f)	0.05		(0.05)	1.00
September 1, 2005 through February 28, 2006 (d)	1.00	0.02		—	(f)	0.02		(0.02)	1.00
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	1.00
Year Ended August 31, 2004	1.00	0.01		—		0.01		(0.01)	1.00

Institutional Class
Year Ended February 28, 2009	1.00	0.02		—	(f)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.05		—	(f)	0.05		(0.05)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(f)	0.05		(0.05)	1.00
September 1, 2005 through February 28, 2006 (d)	1.00	0.02		—	(f)	0.02		(0.02)	1.00
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	1.00
Year Ended August 31, 2004	1.00	0.01		—		0.01		(0.01)	1.00

Reserve
Year Ended February 28, 2009	1.00	0.01		—	(f)	0.01		(0.01)	1.00
Year Ended February 29, 2008	1.00	0.04		—	(f)	0.04		(0.01)	1.00
Year Ended February 28, 2007	1.00	0.04		—	(f)	0.04		(0.04)	1.00
September 1, 2005 through February 28, 2006 (d)	1.00	0.02		—	(f)	0.02		(0.02)	1.00
February 19, 2005 (e) through August 31, 2005	1.00	0.01		—		0.01		(0.01)	1.00

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(d)	The Fund changed its fiscal year end from August 31 to the last day of February.

(e)	Commencement of offering of class of shares.

(f)	Amount rounds to less than $0.01.

(g)	Includes insurance expense of 0.01% (See Note 8).

(h)	Includes insurance expense of 0.02% (See Note 8).

SEE NOTES TO FINANCIAL STATEMENTS.

112   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (b)	Net assets end of period (000’s)	Net expenses (c)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits

1.42%	$271,793	0.60	%(g)	1.42%	0.62%
4.42	295,739	0.59		4.29	0.62
4.61	235,377	0.59		4.53	0.63
1.72	206,926	0.59		3.44	0.64
1.88	220,885	0.64		1.85	0.72
0.41	238,643	0.70		0.40	0.79

1.57	1,648,481	0.46	(g)	1.47	0.47
4.57	1,128,873	0.45		4.41	0.47
4.76	604,858	0.45		4.62	0.48
1.79	756,761	0.45		3.52	0.49
2.08	1,502,964	0.45		2.13	0.49
0.66	1,057,504	0.45		0.65	0.48

1.76	1,583,121	0.28	(h)	1.50	0.32
4.77	570,445	0.26		4.47	0.32
4.96	172,324	0.26		4.82	0.33
1.89	200,822	0.26		3.74	0.34
2.27	203,604	0.26		2.17	0.34
0.85	389,465	0.26		0.85	0.33

1.82	18,216,366	0.21	(g)	1.70	0.27
4.83	13,536,697	0.20		4.64	0.27
5.02	5,692,265	0.20		4.95	0.28
1.92	2,266,888	0.20		3.86	0.23
2.34	1,817,800	0.20		2.36	0.31
0.91	1,271,387	0.20		0.90	0.32

1.32	74,937	0.70	(h)	1.06	0.72
4.31	28,485	0.70		4.08	0.72
4.50	1,251	0.70		4.45	0.73
1.67	760	0.70		3.30	0.74
1.21	1,093	0.70		2.65	0.73

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   113

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

				Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized gains (losses) on investments		Total from investment operations		Net investment income	Net realized gains		Total distributions
100% U.S. Treasury Securities Money Market Fund
Morgan
Year Ended February 28, 2009	$1.00	$0.01		$—	(f)	$0.01		$(0.01)	$—		$(0.01)
Year Ended February 29, 2008	1.00	0.04		—	(f)	0.04		(0.04)	—		(0.04)
Year Ended February 28, 2007	1.00	0.04		—	(f)	0.04		(0.04)	—	(f)	(0.04)
September 1, 2005 through February 28, 2006 (d)	1.00	0.02		—	(f)	0.02		(0.02)	—		(0.02)
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	—		(0.02)
Year Ended August 31, 2004	1.00	—	(f)	—		—	(f)	— (f)	—		— (f)

Premier
Year Ended February 28, 2009	1.00	0.01		—	(f)	0.01		(0.01)	—		(0.01)
Year Ended February 29, 2008	1.00	0.04		—	(f)	0.04		(0.04)	—		(0.04)
Year Ended February 28, 2007	1.00	0.04		—	(f)	0.04		(0.04)	—	(f)	(0.04)
September 1, 2005 through February 28, 2006 (d)	1.00	0.02		—	(f)	0.02		(0.02)	—		(0.02)
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	—		(0.02)
Year Ended August 31, 2004	1.00	0.01		—		0.01		(0.01)	—		(0.01)

Agency
Year Ended February 28, 2009	1.00	0.01		—	(f)	0.01		(0.01)	—		(0.01)
Year Ended February 29, 2008	1.00	0.04		—	(f)	0.04		(0.04)	—		(0.04)
Year Ended February 28, 2007	1.00	0.05		—	(f)	0.05		(0.05)	—	(f)	(0.05)
September 1, 2005 through February 28, 2006 (d)	1.00	0.02		—	(f)	0.02		(0.02)	—		(0.02)
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	—		(0.02)
Year Ended August 31, 2004	1.00	0.01		—		0.01		(0.01)	—		(0.01)

Institutional Class
Year Ended February 28, 2009	1.00	0.01		—	(f)	0.01		(0.01)	—		(0.01)
Year Ended February 29, 2008	1.00	0.04		—	(f)	0.04		(0.04)	—		(0.04)
Year Ended February 28, 2007	1.00	0.05		—	(f)	0.05		(0.05)	—	(f)	(0.05)
September 1, 2005 through February 28, 2006 (d)	1.00	0.02		—	(f)	0.02		(0.02)	—		(0.02)
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	—		(0.02)
Year Ended August 31, 2004	1.00	0.01		—		0.01		(0.01)	—		(0.01)

Reserve
Year Ended February 28, 2009	1.00	0.01		—	(f)	0.01		(0.01)	—		(0.01)
Year Ended February 29, 2008	1.00	0.04		—	(f)	0.04		(0.04)	—		(0.04)
Year Ended February 28, 2007	1.00	0.04		—	(f)	0.04		(0.04)	—	(f)	(0.04)
September 1, 2005 through February 28, 2006 (d)	1.00	0.02		—	(f)	0.02		(0.02)	—		(0.02)
February 19, 2005 (e) through August 31, 2005	1.00	0.01		—		0.01		(0.01)	—		(0.01)

Capital
Year Ended February 28, 2009	1.00	0.01		—	(f)	0.01		(0.01)	—		(0.01)
Year Ended February 29, 2008	1.00	0.04		—	(f)	0.04		(0.04)	—		(0.04)
Year Ended February 28, 2007	1.00	0.05		—	(f)	0.05		(0.05)	—	(f)	(0.05)
September 1, 2005 through February 28, 2006 (d)	1.00	0.02		—	(f)	0.02		(0.02)	—		(0.02)
February 19, 2005 (e) through August 31, 2005	1.00	0.01		—		0.01		(0.01)	—		(0.01)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(d)	The Fund changed its fiscal year end from August 31 to the last day of February.

(e)	Commencement of offering of class of shares.

(f)	Amount rounds to less than $0.01.

(g)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

SEE NOTES TO FINANCIAL STATEMENTS.

114   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits

$1.00	0.77%		$2,103,069	0.53%	0.75%	0.61%
1.00	3.79	(g)	2,359,306	0.59	3.67	0.62
1.00	4.39		1,893,320	0.59	4.29	0.63
1.00	1.59		1,913,521	0.59	3.18	0.64
1.00	1.75		2,032,558	0.59	1.75	0.66
1.00	0.45		1,868,692	0.59	0.43	0.69

1.00	0.87		3,629,348	0.41	0.80	0.46
1.00	3.94	(g)	2,352,252	0.45	3.74	0.47
1.00	4.54		1,291,467	0.45	4.45	0.48
1.00	1.69		1,507,936	0.39	3.48	0.49
1.00	1.92		1,010,061	0.41	2.08	0.48
1.00	0.58		564,734	0.46	0.57	0.47

1.00	1.03		2,172,668	0.25	0.97	0.31
1.00	4.13	(g)	1,306,725	0.26	3.94	0.32
1.00	4.74		556,544	0.26	4.63	0.33
1.00	1.77		1,098,879	0.24	3.56	0.34
1.00	2.10		738,403	0.24	2.09	0.33
1.00	0.79		784,065	0.25	0.78	0.32

1.00	1.09		12,766,575	0.20	1.06	0.26
1.00	4.20	(g)	13,006,895	0.20	3.75	0.27
1.00	4.80		2,784,927	0.20	4.72	0.28
1.00	1.79		1,579,514	0.20	3.59	0.29
1.00	2.14		1,318,264	0.20	2.07	0.30
1.00	0.84		1,976,796	0.20	0.84	0.31

1.00	0.68		4,920,380	0.59	0.63	0.71
1.00	3.68	(g)	3,763,803	0.70	3.33	0.72
1.00	4.27		785,951	0.70	4.37	0.72
1.00	1.54		2,663	0.68	3.21	0.74
1.00	1.11		968	0.68	2.37	0.73

1.00	1.13		7,615,191	0.16	1.12	0.21
1.00	4.24	(g)	7,761,701	0.16	3.75	0.22
1.00	4.84		1,382,765	0.16	4.72	0.23
1.00	1.82		1,380,249	0.14	3.61	0.24
1.00	1.40		1,670,983	0.14	2.64	0.23

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   115

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized gains (losses) on investments		Total from investment operations		Net investment income	Net asset value, end of period
Tax Free Money Market Fund
Morgan
Year Ended February 28, 2009	$1.00	$0.01		$—	(f)	$0.01		$(0.01)	$1.00
Year Ended February 29, 2008	1.00	0.03		—	(f)	0.03		(0.03)	1.00
Year Ended February 28, 2007	1.00	0.03		—	(f)	0.03		(0.03)	1.00
September 1, 2005 through February 28, 2006 (d)	1.00	0.01		—	(f)	0.01		(0.01)	1.00
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	1.00
Year Ended August 31, 2004	1.00	—	(f)	—		—	(f)	— (f)	1.00

Premier
Year Ended February 28, 2009	1.00	0.01		—	(f)	0.01		(0.01)	1.00
Year Ended February 29, 2008	1.00	0.03		—	(f)	0.03		(0.03)	1.00
Year Ended February 28, 2007	1.00	0.03		—	(f)	0.03		(0.03)	1.00
September 1, 2005 through February 28, 2006 (d)	1.00	0.01		—	(f)	0.01		(0.01)	1.00
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	1.00
Year Ended August 31, 2004	1.00	0.01		—		0.01		(0.01)	1.00

Agency
Year Ended February 28, 2009	1.00	0.02		—	(f)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.03		—	(f)	0.03		(0.03)	1.00
Year Ended February 28, 2007	1.00	0.03		—	(f)	0.03		(0.03)	1.00
September 1, 2005 through February 28, 2006 (d)	1.00	0.01		—	(f)	0.01		(0.01)	1.00
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	1.00
Year Ended August 31, 2004	1.00	0.01		—		0.01		(0.01)	1.00

Institutional Class
Year Ended February 28, 2009	1.00	0.02		—	(f)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.03		—	(f)	0.03		(0.03)	1.00
Year Ended February 28, 2007	1.00	0.03		—	(f)	0.03		(0.03)	1.00
September 1, 2005 through February 28, 2006 (d)	1.00	0.01		—	(f)	0.01		(0.01)	1.00
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	1.00
Year Ended August 31, 2004	1.00	0.01		—		0.01		(0.01)	1.00

Reserve
Year Ended February 28, 2009	1.00	0.01		—	(f)	0.01		(0.01)	1.00
Year Ended February 29, 2008	1.00	0.03		—	(f)	0.03		(0.03)	1.00
Year Ended February 28, 2007	1.00	0.03		—	(f)	0.03		(0.03)	1.00
September 1, 2005 through February 28, 2006 (d)	1.00	0.01		—	(f)	0.01		(0.01)	1.00
February 19, 2005 (e) through August 31, 2005	1.00	0.01		—		0.01		(0.01)	1.00

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(d)	The Fund changed its fiscal year end from August 31 to the last day of February.

(e)	Commencement of offering of class of shares.

(f)	Amount rounds to less than $0.01.

(g)	Includes insurance expense of 0.02% (See Note 8).

SEE NOTES TO FINANCIAL STATEMENTS.

116   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (b)	Net assets end of period (000’s)	Net expenses (c)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits

1.30%	$920,327	0.61	%(g)	1.25%	0.62%
2.96	758,385	0.59		2.93	0.62
2.97	570,935	0.59		3.00	0.62
1.15	465,810	0.59		2.37	0.63
1.43	557,839	0.59		1.43	0.66
0.48	566,501	0.59		0.48	0.68

1.45	5,420,621	0.47	(g)	1.40	0.47
3.11	4,079,130	0.45		2.96	0.47
3.10	2,078,846	0.45		3.07	0.47
1.22	6,120,346	0.45		2.47	0.48
1.58	4,686,356	0.45		1.57	0.48
0.62	4,038,922	0.45		0.62	0.47

1.64	1,412,071	0.28	(g)	1.57	0.33
3.30	535,484	0.26		3.21	0.32
3.31	288,068	0.26		3.26	0.32
1.31	444,492	0.26		2.63	0.33
1.77	904,664	0.26		1.74	0.33
0.81	1,173,270	0.26		0.82	0.32

1.70	13,741,504	0.22	(g)	1.72	0.27
3.37	12,493,562	0.20		3.27	0.27
3.37	8,255,381	0.20		3.32	0.27
1.34	9,465,973	0.20		2.69	0.28
1.83	8,973,878	0.20		1.81	0.30
0.87	8,684,334	0.20		0.87	0.31

1.19	8,490,457	0.72	(g)	1.17	0.72
2.85	7,246,804	0.70		2.75	0.72
2.86	4,631,440	0.70		2.92	0.72
1.09	2,829	0.70		2.17	0.73
0.86	2,423	0.70		1.71	0.73

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   117

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

			Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gains		Total distributions
Municipal Money Market Fund
Morgan
Year Ended February 28, 2009	$1.00	$0.01	$—	(f)	$0.01	$(0.01)	$—		$(0.01)
Year Ended February 29, 2008	1.00	0.03	—	(f)	0.03	(0.03)	—	(f)	(0.03)
Year Ended February 28, 2007	1.00	0.03	—	(f)	0.03	(0.03)	—	(f)	(0.03)
July 1, 2005 through February 28, 2006 (d)	1.00	0.01	—	(f)	0.01	(0.01)	—		(0.01)
February 19, 2005 (e) through June 30, 2005	1.00	0.01	—	(f)	0.01	(0.01)	—		(0.01)

Premier
Year Ended February 28, 2009	1.00	0.02	—	(f)	0.02	(0.02)	—		(0.02)
Year Ended February 29, 2008	1.00	0.03	—	(f)	0.03	(0.03)	—	(f)	(0.03)
Year Ended February 28, 2007	1.00	0.03	—	(f)	0.03	(0.03)	—	(f)	(0.03)
July 1, 2005 through February 28, 2006 (d)	1.00	0.02	—	(f)	0.02	(0.02)	—		(0.02)
Year Ended June 30, 2005	1.00	0.01	—	(f)	0.01	(0.01)	—		(0.01)
Year Ended June 30, 2004	1.00	0.01	—		0.01	(0.01)	—		(0.01)

Agency
Year Ended February 28, 2009	1.00	0.02	—	(f)	0.02	(0.02)	—		(0.02)
Year Ended February 29, 2008	1.00	0.03	—	(f)	0.03	(0.03)	—	(f)	(0.03)
Year Ended February 28, 2007	1.00	0.03	—	(f)	0.03	(0.03)	—	(f)	(0.03)
July 1, 2005 through February 28, 2006 (d)	1.00	0.02	—	(f)	0.02	(0.02)	—		(0.02)
February 19, 2005 (e) through June 30, 2005	1.00	0.01	—	(f)	0.01	(0.01)	—		(0.01)

Institutional Class
Year Ended February 28, 2009	1.00	0.02	—	(f)	0.02	(0.02)	—		(0.02)
Year Ended February 29, 2008	1.00	0.03	—	(f)	0.03	(0.03)	—	(f)	(0.03)
Year Ended February 28, 2007	1.00	0.03	—	(f)	0.03	(0.03)	—	(f)	(0.03)
July 1, 2005 through February 28, 2006 (d)	1.00	0.02	—	(f)	0.02	(0.02)	—		(0.02)
February 19, 2005 (e) through June 30, 2005	1.00	0.01	—	(f)	0.01	(0.01)	—		(0.01)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(d)	The Fund changed its fiscal year end from June 30 to the last day of February.

(e)	Commencement of offering of class of shares.

(f)	Amount rounds to less than $0.01.

(g)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

(h)	Includes insurance expense of 0.02% (See Note 8).

SEE NOTES TO FINANCIAL STATEMENTS.

118   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets end of period (000’s)	Net expenses (c)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits

$1.00	1.45%		$430,604	0.61	%(h)	1.41%	0.64%
1.00	2.99	(g)	313,132	0.59		2.94	0.64
1.00	3.01		315,046	0.59		2.97	0.63
1.00	1.49		248,123	0.59		2.33	0.64
1.00	0.63		36,495	0.59		1.79	0.63

1.00	1.59		76,975	0.47	(h)	1.60	0.49
1.00	3.13	(g)	126,250	0.45		3.25	0.49
1.00	3.16		1,037,219	0.45		3.11	0.48
1.00	1.58		906,870	0.45		2.36	0.48
1.00	1.42		827,335	0.45		1.39	0.51
1.00	0.61		867,509	0.45		0.60	0.53

1.00	1.78		72,466	0.28	(h)	1.69	0.34
1.00	3.33	(g)	19,577	0.26		3.20	0.34
1.00	3.35		16,427	0.26		3.22	0.34
1.00	1.71		45,534	0.26		2.71	0.34
1.00	0.75		17	0.26		2.34	0.32

1.00	1.84		465,898	0.22	(h)	1.83	0.29
1.00	3.39	(g)	647,885	0.20		3.37	0.29
1.00	3.41		236,421	0.20		3.36	0.28
1.00	1.75		249,762	0.20		2.71	0.29
1.00	0.77		84,755	0.20		2.27	0.28

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   119

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

				Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized gains (losses) on investments		Total from investment operations		Net investment income	Net realized gains		Total distributions
Municipal Money Market Fund (continued)
Reserve
Year Ended February 28, 2009	$1.00	$0.01		$—	(f)	$0.01		$(0.01)	$—		$(0.01)
Year Ended February 29, 2008	1.00	0.03		—	(f)	0.03		(0.03)	—	(f)	(0.03)
Year Ended February 28, 2007	1.00	0.03		—	(f)	0.03		(0.03)	—	(f)	(0.03)
July 1, 2005 through February 28, 2006 (d)	1.00	0.01		—	(f)	0.01		(0.01)	—		(0.01)
Year Ended June 30, 2005	1.00	0.01		—	(f)	0.01		(0.01)	—		(0.01)
Year Ended June 30, 2004	1.00	—	(f)	—		—	(f)	— (f)	—		— (f)

Service
Year Ended February 28, 2009	1.00	0.01		—	(f)	0.01		(0.01)	—		(0.01)
Year Ended February 29, 2008	1.00	0.02		—	(f)	0.02		(0.02)	—	(f)	(0.02)
Year Ended February 29, 2007	1.00	0.03		—	(f)	0.03		(0.03)	—	(f)	(0.03)
July 15, 2005 (e) through February 28, 2006 (d)	1.00	0.01		—	(f)	0.01		(0.01)	—		(0.01)

E*Trade
Year Ended February 28, 2009	1.00	0.01		—	(f)	0.01		(0.01)	—		(0.01)
Year Ended February 29, 2008	1.00	0.03		—	(f)	0.03		(0.03)	—	(f)	(0.03)
Year Ended February 29, 2007	1.00	0.03		—	(f)	0.03		(0.03)	—	(f)	(0.03)
January 17, 2006 (e) through February 28, 2006 (d)	1.00	—	(f)	—		—	(f)	— (f)	—		— (f)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(d)	The Fund changed its fiscal year end from June 30 to the last day of February.

(e)	Commencement of offering of class of shares.

(f)	Amount rounds to less than $0.01.

(g)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

(h)	Includes insurance expense of 0.01% (See Note 8).

(i)	Includes insurance expense of 0.03% (See Note 8).

(j)	Includes insurance expense of 0.02% (See Note 8).

SEE NOTES TO FINANCIAL STATEMENTS.

120   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets end of period (000’s)	Net expenses (c)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits

$1.00	1.34%		$137,957	0.71	%(h)	1.36%	0.74%
1.00	2.87	(g)	225,916	0.70		2.85	0.74
1.00	2.90		113,653	0.70		2.85	0.73
1.00	1.41		173,362	0.70		2.09	0.73
1.00	1.16		373,788	0.70		1.13	0.76
1.00	0.36		375,729	0.70		0.35	0.78

1.00	1.01		89,126	1.03	(i)	0.78	1.10
1.00	2.53	(g)	16	1.04		2.49	1.09
1.00	2.59		15	1.00		2.55	1.09
1.00	1.16		15	1.00		1.85	1.09

1.00	1.06		1,370,189	0.99	(j)	1.08	1.09
1.00	2.57	(g)	1,603,907	1.00		2.55	1.09
1.00	2.59		1,723,433	1.00		2.60	1.08
1.00	0.25		307,366	1.00		2.11	1.09

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   121

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2009

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 8 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust
Prime Money Market Fund	Morgan, Premier, Agency, Class B, Class C, Institutional Class, Reserve, Cash Management and Capital	JPM I
Liquid Assets Money Market Fund	Morgan, Premier, Agency, Class B, Class C, Institutional Class, Reserve, Investor, Capital, Service and E*Trade	JPM II
U.S. Government Money Market Fund	Morgan, Premier, Agency, Institutional Class, Reserve, Capital and Service	JPM II
U.S. Treasury Plus Money Market Fund	Morgan, Premier, Agency, Class B, Class C, Institutional Class, Reserve and Investor	JPM II
Federal Money Market Fund	Morgan, Premier, Agency, Institutional Class and Reserve	JPM I
100% U.S. Treasury Securities Money Market Fund	Morgan, Premier, Agency, Institutional Class, Reserve and Capital	JPM I
Tax Free Money Market Fund	Morgan, Premier, Agency, Institutional Class and Reserve	JPM I
Municipal Money Market Fund	Morgan, Premier, Agency, Institutional Class, Reserve, Service and E*Trade	JPM II

E*Trade Shares commenced operations on January 8, 2009, for the Liquid Assets Money Market Fund.

All share classes of the U.S. Treasury Plus Money Market Fund and 100% U.S. Treasury Securities Money Market Fund are publicly offered only on a limited basis. Investors are not eligible to purchase shares of the Funds unless they meet certain requirements as described in their prospectuses.

Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Morgan Shares after eight years. No sales charges are assessed with respect to the Morgan, Premier, Agency, Institutional Class, Reserve, Cash Management, Capital, Investor, Service and E*Trade Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trusts in preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — The Funds have elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. This involves valuing a security at its cost initially and thereafter assuming a constant amortization to maturity of any discounts or premium, regardless of the impact of fluctuating interest rates on the market value of the security. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price each Fund would receive if it sold the security. The market value of securities in the Funds can be expected to vary inversely with changes in prevailing interest rates.

During the period, the Funds adopted Statement of Financial Accounting Standards No. 157 — Fair Value Measurements — (“SFAS 157”). SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 requires disclosure surrounding the various inputs that are used in determining the fair value of the Funds’ investments. These inputs are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

122   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

The following is a summary of the inputs used as of February 28, 2009 in valuing the Funds’ assets and liabilities carried at amortized cost which approximates fair value (amounts in thousands):

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Prime Money Market Fund
Level 1 — Quoted prices	$—	$—
Level 2 — Other significant observable inputs	168,003,360	—
Level 3 — Significant unobservable inputs	—	—
Total	$168,003,360	$—
Liquid Assets Money Market Fund
Level 1 — Quoted prices	$—	$—
Level 2 — Other significant observable inputs	13,557,419	—
Level 3 — Significant unobservable inputs	—	—
Total	$13,557,419	$—
U.S. Government Money Market Fund
Level 1 — Quoted prices	$—	$—
Level 2 — Other significant observable inputs	100,273,534	—
Level 3 — Significant unobservable inputs	—	—
Total	$100,273,534	$—
U.S. Treasury Plus Money Market Fund
Level 1 — Quoted prices	$—	$—
Level 2 — Other significant observable inputs	21,220,051	—
Level 3 — Significant unobservable inputs	—	—
Total	$21,220,051	$—
Federal Money Market Fund
Level 1 — Quoted prices	$—	$—
Level 2 — Other significant observable inputs	21,782,943	—
Level 3 — Significant unobservable inputs	—	—
Total	$21,782,943	$—
100% U.S. Treasury Securities Money Market Fund
Level 1 — Quoted prices	$—	$—
Level 2 — Other significant observable inputs	33,046,690	—
Level 3 — Significant unobservable inputs	—	—
Total	$33,046,690	$—
Tax Free Money Market Fund
Level 1 — Quoted prices	$—	$—
Level 2 — Other significant observable inputs	29,920,079	—
Level 3 — Significant unobservable inputs	—	—
Total	$29,920,079	$—
Municipal Money Market Fund
Level 1 — Quoted prices	$—	$—
Level 2 — Other significant observable inputs	2,638,220	—
Level 3 — Significant unobservable inputs	—	—
Total	$2,638,220	$—

*	Other financial instruments may include futures, forwards and swap contracts.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   123

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2009 (continued)

B. Restricted and Illiquid Securities — The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The following is the value and percentage of net assets of illiquid securities as of February 28, 2009 (amounts in thousands):

	Value	Percentage
U.S. Government Money Market Fund	$4,000,000	4.0%

C. Repurchase Agreements — The Funds may enter into repurchase agreement transactions with institutions that meet the advisor’s credit guidelines. Each repurchase agreement is valued at amortized cost. The Funds require that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Funds to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

D. Securities Lending — During the year, 100% U.S. Treasury Securities Money Market Fund entered into securities loans with brokers, approved by J.P. Morgan Investment Management Inc. (the “Advisor”), in order to generate additional income. JPMorgan Chase Bank N.A. (JPMCB), an affiliate of the Funds, serves as lending agent for the 100% U.S. Treasury Securities Money Market Fund. Loans are collateralized by U.S. Treasury securities and upon termination of the loan, 100% U.S. Treasury Securities Money Market Fund is required to return to the borrower securities posted as collateral. Loans are subject to termination by 100% U.S. Treasury Securities Money Market Fund or the borrower at any time.

Securities lending income is comprised of the fee income earned on the securities lent, net of lending agent fees. These amounts are recorded as income from securities lending (net) on the Statements of Operations. 100% U.S. Treasury Securities Money Market Fund also receives payments from the borrower during the period of the loan, equivalent to interest earned on the securities loaned, which are recorded as interest income on the Statements of Operations.

At the inception of a loan, securities are exchanged for collateral equal to at least 102% of the value of loaned U.S. securities plus accrued interest. The securities lending agreement with JPMCB requires that the loaned securities are marked to market on a daily basis and additional collateral is requested from borrowers when the value of the securities received from borrowers becomes less than 100% of the value of loaned securities.

Collateral is received in the form of U.S. Treasury securities, which cannot be sold or repledged. These securities are not reflected in the 100% U.S. Treasury Securities Money Market Fund’s Statement of Assets and Liabilities. At February 28, 2009 there were no outstanding loans.

Securities lending involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, JPMCB has agreed to indemnify the 100% U.S. Treasury Securities Money Market Fund from losses resulting from a borrower’s failure to return a loaned security.

Effective September 2, 2008, JPMCB is entitled to lending agent fees, in accordance with the lending agreement, equal to 0.03% of the average dollar value of U.S. securities loans outstanding during the month. Prior to September 2, 2008, JPMCB was entitled to fees, in accordance with the lending agreement, equal to 0.06% based upon the value of collateral received from borrowers for each loan of U.S. securities. JPMCB voluntarily reduced its fees for the period March 1, 2008 to September 1, 2008 to 0.03% based upon the value of collateral received from borrowers of the average dollar value of each loan of U.S. securities, during the month.

The 100% U.S. Treasury Securities Money Market Fund paid lending agent fees to JPMCB in an amount of approximately $849,000 for the year ended February 28, 2009.

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts.

F. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of a Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

G. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

124   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

Financial Accounting Standards Board (the “FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”) establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Funds have recorded no tax liabilities pursuant to the Interpretation. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further interpretation from FASB, new tax laws, regulations and interpretations thereof. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each of the Funds’ federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

H. Dividends and Distributions to Shareholders — Dividends from net investment income are declared daily and paid monthly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in- Capital		Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
Prime Money Market Fund	$—		$1,410	$(1,410)
Liquid Assets Money Market Fund	—		557	(557)
U.S. Government Money Market Fund	—		493	(493)
U.S. Treasury Plus Money Market Fund	—	(a)	327	(327)
Federal Money Market Fund	—		336	(336)
100% U.S. Treasury Securities Money Market Fund	—		377	(377)
Municipal Money Market Fund	—	(a)	242	(242)

(a)	Amount rounds to less than $1,000.

The reclassifications for the Funds relate primarily to distribution reclassifications.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to separate Amended and Restated Investment Advisory Agreements, J.P. Morgan Investment Management Inc. (“JPMIM”) acts as the investment advisor to the Prime Money Market Fund, Federal Money Market Fund, 100% U.S. Treasury Securities Money Market Fund and Tax Free Money Market Fund and JPMorgan Investment Advisors Inc. (“JPMIA”, and together with JPMIM, each an “Advisor”) acts as the investment advisor to the Liquid Assets Money Market Fund, U.S. Government Money Market Fund, U.S. Treasury Plus Money Market Fund and Municipal Money Market Fund. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIA is an indirect, wholly-owned subsidiary of JPMorgan. The Advisors supervise the investments of each respective Fund and for such services are paid a fee. Each Advisor’s fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is 0.08%.

The Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Shareholder Servicing Agent reimburse to the Funds an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the reimbursement is voluntary.

As of February 28, 2009, there were no waivers/reimbursements resulting from investments in the money market funds.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.10% of the first $100 billion of the average daily net assets of all money market funds in the JPMorgan Fund Complex and 0.05% of the average daily net assets in excess of $100 billion of all such funds. For the year ended February 28, 2009, the annual effective rate was 0.07% of each Fund’s average daily net assets.

The Administrator waived Administrative fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   125

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2009 (continued)

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Morgan, Class B, Class C, Reserve, Cash Management, Service and E*Trade Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. The Premier, Agency, Institutional Class, Investor and Capital Shares do not participate in the Distribution Plan. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Morgan	Class B	Class C	Reserve	Cash Management	Service	E*Trade
Prime Money Market Fund	n/a	0.75%	0.75%	0.25%	0.50%	n/a	n/a
Liquid Assets Money Market Fund	0.10%	0.75	0.75	0.25	n/a	0.60%	0.60%
U.S. Government Money Market Fund	0.10	n/a	n/a	0.25	n/a	0.60	n/a
U.S. Treasury Plus Money Market Fund	0.10	0.75	0.75	0.25	n/a	n/a	n/a
Federal Money Market Fund	0.10	n/a	n/a	0.25	n/a	n/a	n/a
100% U.S. Treasury Securities Money Market Fund	0.10	n/a	n/a	0.25	n/a	n/a	n/a
Tax Free Money Market Fund	0.10	n/a	n/a	0.25	n/a	n/a	n/a
Municipal Money Market Fund	0.10	n/a	n/a	0.25	n/a	0.60	0.60

The Distributor waived Distribution fees as outlined in Note 3.F.

In addition, the Distributor is entitled to receive the CDSC from redemptions of Class B and Class C Shares. For the year ended February 28, 2009, the Distributor retained the following amounts (in thousands):

CDSC
Prime Money Market Fund	$76
Liquid Assets Money Market Fund	164
U.S. Treasury Plus Money Market Fund	18

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Morgan	Premier	Agency	Class B	Class C	Institutional Class
Prime Money Market Fund	0.35%	0.30%	0.15%	0.25%	0.25%	0.10%
Liquid Assets Money Market Fund	0.35	0.30	0.15	0.25	0.25	0.10
U.S. Government Money Market Fund	0.35	0.30	0.15	n/a	n/a	0.10
U.S. Treasury Plus Money Market Fund	0.35	0.30	0.15	0.25	0.25	0.10
Federal Money Market Fund	0.35	0.30	0.15	n/a	n/a	0.10
100% U.S. Treasury Securities Money Market Fund	0.35	0.30	0.15	n/a	n/a	0.10
Tax Free Money Market Fund	0.35	0.30	0.15	n/a	n/a	0.10
Municipal Money Market Fund	0.35	0.30	0.15	n/a	n/a	0.10

	Reserve	Investor	Cash Management	Capital	Service	E*Trade
Prime Money Market Fund	0.30%	n/a	0.30%	0.05%	n/a	n/a
Liquid Assets Money Market Fund	0.30	0.35%	n/a	0.05	0.30%	0.30%
U.S. Government Money Market Fund	0.30	n/a	n/a	0.05	0.30	n/a
U.S. Treasury Plus Money Market Fund	0.30	0.35	n/a	n/a	n/a	n/a
Federal Money Market Fund	0.30	n/a	n/a	n/a	n/a	n/a
100% U.S. Treasury Securities Money Market Fund	0.30	n/a	n/a	0.05	n/a	n/a
Tax Free Money Market Fund	0.30	n/a	n/a	n/a	n/a	n/a
Municipal Money Market Fund	0.30	n/a	n/a	n/a	0.30	0.30

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

126   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisors, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan and insurance expense related to participation in the U.S. Treasury Department’s Temporary Guarantee Program as described in Note 8) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Morgan	Premier	Agency	Class B	Class C	Institutional Class
Prime Money Market Fund	0.52%	0.45%	0.26%	0.97%	0.97%	0.20%
Liquid Assets Money Market Fund	0.59	0.45	0.26	0.97	0.97	0.20
U.S. Government Money Market Fund	0.59	0.45	0.26	n/a	n/a	0.20
U.S. Treasury Plus Money Market Fund	0.59	0.45	0.26	0.97	0.97	0.20
Federal Money Market Fund	0.59	0.45	0.26	n/a	n/a	0.20
100% U.S. Treasury Securities Money Market Fund	0.59	0.45	0.26	n/a	n/a	0.20
Tax Free Money Market Fund	0.59	0.45	0.26	n/a	n/a	0.20
Municipal Money Market Fund	0.59	0.45	0.26	n/a	n/a	0.20

	Reserve	Investor	Cash Management	Capital	Service	E*Trade
Prime Money Market Fund	0.70%	n/a	0.96%	0.16%	n/a	n/a
Liquid Assets Money Market Fund	0.70	0.51%	n/a	0.16	1.05%	1.00%
U.S. Government Money Market Fund	0.70	n/a	n/a	0.16	1.05	n/a
U.S. Treasury Plus Money Market Fund	0.70	0.51	n/a	n/a	n/a	n/a
Federal Money Market Fund	0.70	n/a	n/a	n/a	n/a	n/a
100% U.S. Treasury Securities Money Market Fund	0.70	n/a	n/a	0.16	n/a	n/a
Tax Free Money Market Fund	0.70	n/a	n/a	n/a	n/a	n/a
Municipal Money Market Fund	0.70	n/a	n/a	n/a	1.05	1.00

The contractual expense limitation agreements were in effect for the year ended February 28, 2009. The expense limitation percentages in the table above are in place until at least June 30, 2009 except for E*Trade Shares of the Liquid Assets Money Market Fund, which is in place until at least October 31, 2009.

For the year ended February 28, 2009, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Administration	Shareholder Servicing	Distribution	Total
Prime Money Market Fund	$—	$48,957	$—	$48,957
Liquid Assets Money Market Fund	797	4,473	—	5,270
U.S. Government Money Market Fund	—	23,929	—	23,929
U.S. Treasury Plus Money Market Fund	5	8,841	—	8,846
Federal Money Market Fund	—	8,423	3	8,426
100% U.S. Treasury Securities Money Market Fund	2,344	14,738	—	17,082
Tax Free Money Market Fund	—	10,142	—	10,142
Municipal Money Market Fund	—	1,653	—	1,653

	Voluntary Waivers
	Shareholder Servicing	Distribution	Total
U.S. Government Money Market Fund	$—	$185	$185
U.S. Treasury Plus Money Market Fund	1,795	3,153	4,948
100% U.S. Treasury Securities Money Market Fund	2,907	3,567	6,474
Tax Free Money Market Fund	—	76	76
Municipal Money Market Fund	—	382	382

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   127

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2009 (continued)

G. Other — Certain officers of the Trusts are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the year ended February 28, 2009, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the year ended February 28, 2009, the Funds did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Class Specific Expenses

The Funds’ class specific expenses for the year ended February 28, 2009 were as follows (amounts in thousands):

	Distribution	Shareholder Servicing
Prime Money Market Fund
Morgan	$—	$26,165
Premier	—	29,355
Agency	—	17,511
Class B	79	26
Class C	65	22
Institutional Class	—	29,205
Reserve	6,916	8,299
Cash Management	504	302
Capital	—	29,453
	$7,564	$140,338
Liquid Assets Money Market Fund
Morgan	$3,415	$11,951
Premier	—	2,103
Agency	—	792
Class B	178	59
Class C	3,844	1,281
Institutional Class	—	1,230
Reserve	3,080	3,695
Investor	—	2,526
Capital	—	1,513
Service	3,785	1,893
E*Trade	1	—(a)
	$14,303	$27,043
U.S. Government Money Market Fund
Morgan	$3,942	$13,797
Premier	—	7,778
Agency	—	12,515
Institutional Class	—	11,659
Reserve	638	766
Capital	—	13,968
Service	1,546	773
	$6,126	$61,256

128   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

	Distribution	Shareholder Servicing
U.S. Treasury Plus Money Market Fund
Morgan	$1,909	$6,681
Premier	—	3,959
Agency	—	2,894
Class B	12	4
Class C	880	293
Institutional Class	—	12,433
Reserve	4,196	5,035
Investor	—	4,338
	$6,997	$35,637
Federal Money Market Fund
Morgan	$262	$918
Premier	—	3,795
Agency	—	1,398
Institutional Class	—	13,825
Reserve	52	62
	$314	$19,998
100% U.S. Treasury Securities Money Market Fund
Morgan	$2,638	$9,234
Premier	—	11,405
Agency	—	3,777
Institutional Class	—	14,868
Reserve	11,322	13,587
Capital	—	4,811
	$13,960	$57,682
Tax Free Money Market Fund
Morgan	$933	$3,265
Premier	—	14,744
Agency	—	1,864
Institutional Class	—	15,394
Reserve	20,334	24,401
	$21,267	$59,668
Municipal Money Market Fund
Morgan	$460	$1,610
Premier	—	312
Agency	—	135
Institutional Class	—	406
Reserve	425	509
Service	340	170
E*Trade	9,274	4,637
	$10,499	$7,779

(a)	Amount rounds to less than $1,000.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   129

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2009 (continued)

5. Federal Income Tax Matters

The tax character of distributions paid during the fiscal year ended February 28, 2009 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Tax-Exempt Income	Net Long-Term Capital Gains		Total Distributions Paid
Prime Money Market Fund	$2,698,412	$—	$—	(a)	$2,698,412
Liquid Assets Money Market Fund	260,850	—	—		260,850
U.S. Government Money Market Fund	855,961	—	—		855,961
U.S. Treasury Plus Money Market Fund	150,129	—	—		150,129
Federal Money Market Fund	272,114	—	—		272,114
100% U.S. Treasury Securities Money Market Fund	368,771	—	—		368,771
Tax Free Money Market Fund	11,201	449,510	—		460,711
Municipal Money Market Fund	364	36,117	117		36,598

(a)	Amount rounds to less than $1,000.

The tax character of distributions paid during the fiscal year ended February 29, 2008 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Tax-Exempt Income	Net Long-Term Capital Gains	Total Distributions Paid
Prime Money Market Fund	$4,854,925	$—	$—	$4,854,925
Liquid Assets Money Market Fund	530,905	—	—	530,905
U.S. Government Money Market Fund	952,220	—	—	952,220
U.S. Treasury Plus Money Market Fund	417,354	—	—	417,354
Federal Money Market Fund	485,197	—	—	485,197
100% U.S. Treasury Securities Money Market Fund	656,113	—	—	656,113
Tax Free Money Market Fund	8,286	634,923	1,291	644,500
Municipal Money Market Fund	554	106,181	—	106,735

At February 28, 2009, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long Term Capital Gain or (Tax Basis Capital Loss Carryover)	Current Distributable Tax Exempt Income
Prime Money Market Fund	$56,749	$—	$—
Liquid Assets Money Market Fund	1,520	—	—
U.S. Government Money Market Fund	18,248	—	—
U.S. Treasury Plus Money Market Fund	2,800	—	—
Federal Money Market Fund	5,910	—	—
100% U.S. Treasury Securities Money Market Fund	2,412	—	—
Tax Free Money Market Fund	3,501	471	8,614
Municipal Money Market Fund	216	—	436

The cumulative timing differences primarily consist of trustee deferred compensation and distributions payable.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended February 28, 2009, the following Funds deferred to March 1, 2009 post October capital losses of (amounts in thousands):

	Capital Losses
Prime Money Market Fund	$—	(a)
100% U.S. Treasury Securities Money Market Fund	43

(a)	Amount rounds to less than $1,000.

130   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 17, 2009.

As of February 28, 2009, the Liquid Assets Money Market Fund had no outstanding loans from another fund. Average loans for the year ended February 28, 2009, were as follows (amounts in thousands):

	Average Loans	Average Number of Days Outstanding	Interest Earned
Liquid Assets Money Market Fund	$16,284	1	$52

Interest earned, if any, as a result of lending money to another fund as of February 28, 2009 is included in Income from interfund lending (net) in the Statements of Operations.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at February 28, 2009 or at any time during the year then ended.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

For the Federal Money Market Fund, 100% U.S. Treasury Securities Money Market Fund and Tax Free Money Market Fund, one or more affiliates of the Funds’ investment advisors have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets. Significant shareholder transactions, if any, may impact the Funds’ performance.

The Municipal Money Market Fund and Tax Free Money Market Fund invest substantially all of their assets in a diversified portfolio of debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. An issuer’s ability to meet their payment obligations may be affected by economic or political developments in a specific state or region. These debt obligations may be insured by private insurers who guarantee the payment of principal and interest in the event of issuer default. These securities generally have features that preserve their eligibility for investment under Rule 2a-7 under the 1940 Act without relying on the ratings or solvency of such bond insurers. The value of these investments may be impacted by changes to bond insurers’ ratings and the Municipal Money Market Fund’s and Tax Free Money Market Fund’s ability to collect principal and interest, in the event of an issuer’s default, may be limited if the private insurer does not have the wherewithal to satisfy its obligation.

The profitability of banks depends largely on the availability and cost of funds, which can change depending upon economic conditions. Banks are also exposed to losses if borrowers get into financial trouble and cannot repay their loans.

8. U.S. Treasury’s Guarantee Program

The Funds are eligible to participate in the U.S. Treasury Department’s Temporary Guarantee Program for Money Market Funds (the “Program”). Under the Program, the U.S. Treasury Department (the “Treasury”) guarantees to beneficial shareholders that they will receive one dollar (“stable share price”) for each share held in a participating money market fund as of the close of business on September 19, 2008. The guarantee will be triggered if, after the close of business on September 19, 2008, a participating fund’s per share net asset value falls below 99.5% of the stable share price.

Any increase in the number of shares held in a participating fund after the close of business on September 19, 2008, or an investment in another participating fund after that date, will not be guaranteed. If an investor holds less than the number of shares originally held in a participating fund on September 19, 2008, on the date the guarantee is triggered, only the number of shares held on that later date will be covered. In addition, if an

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   131

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2009 (continued)

investor closes an account where the shares were held on September 19, 2008, or transfers shares from such an account to a new account after that date, the shares will not be covered.

All Funds, with the exception of 100% U.S. Treasury Securities Money Market Fund, participated in the Program for the period September 19, 2008 through December 18, 2008, the Program’s initial expiration date. The Treasury extended the Program through April 30, 2009 and again extended the program through September 18, 2009. All Funds, with the exception of 100% U.S. Treasury Securities Money Market Fund, continued to participate in the Program through the extended expiration date of April 30, 2009. All Funds, with the exception of U.S. Government Money Market Fund, U.S. Treasury Plus Money Market Fund, Federal Money Market Fund and 100% U.S. Treasury Securities Money Market Fund will continue to participate in the Program through the extended expiration date of September 18, 2009.

Fees associated with the Program are based on a Fund’s shares outstanding as of September 19, 2008 (“initial shares outstanding”). Each of the Funds participating in the Program paid the Treasury a fee of 0.01% of initial shares outstanding for the period September 19, 2008, through December 18, 2008, and 0.015% of initial shares outstanding for the period December 19, 2008 through April 30, 2009. For the period May 1, 2009 through September 18, 2009, each of the Funds participating in the extended Program will pay a fee of 0.015% of initial shares outstanding.

Fees are recorded in Insurance expense on the Statements of Operations. This expense is borne by the Funds participating in the Program without regard to any expense limitation currently in effect for the Funds. All shareholders of each participating Fund will bear this cost without regard to the extent of their coverage under the Program.

9. Legal Matters

Prior to becoming an affiliate of JPMorgan, on June 29, 2004, Banc One Investment Advisors Corporation (“BOIA”), now known as JPMIA, entered into agreements with the SEC and the New York Attorney General (“NYAG”) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which is being distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPM II) in the aggregate amount of approximately $8 million annually over a five-year period commencing September, 2004.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan Chase (the former and current corporate parent of BOIA), the Distributor, The One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

JPM II, any series thereof, the JPMorgan Prime Money Market Fund and the JPMorgan 100% U.S. Treasury Securities Money Market Fund will be reimbursed for all costs associated with these matters to ensure that they incur no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

10. Subsequent Event

Subsequent to February 28, 2009, certain affiliated shareholders of 100% U.S. Treasury Securities Money Market Fund redeemed their Premier, Institutional Class and Reserve Shares. These redemptions amounted to approximately 22% of the February 28, 2009 net assets of the 100% U.S. Treasury Securities Money Market Fund.

132   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of JPMorgan Trust I and JPMorgan Trust II and the Shareholders of
JPMorgan Prime Money Market Fund, JPMorgan Liquid Assets Money Market Fund, JPMorgan U.S. Government Money Market Fund, JPMorgan U.S. Treasury Plus Money Market Fund, JPMorgan Federal Money Market Fund, JPMorgan 100% U.S. Treasury Securities Money Market Fund, JPMorgan Tax Free Money Market Fund and JPMorgan Municipal Money Market Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Prime Money Market Fund, JPMorgan Federal Money Market Fund, JPMorgan 100% U.S. Treasury Securities Money Market Fund and JPMorgan Tax Free Money Market Fund (each a separate fund of JPMorgan Trust I) and JPMorgan Liquid Assets Money Market Fund, JPMorgan U.S. Government Money Market Fund, JPMorgan U.S. Treasury Plus Money Market Fund and JPMorgan Municipal Money Market Fund (each a separate fund of JPMorgan Trust II) (hereafter collectively referred to as the “Funds”) at February 28, 2009, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
April 28, 2009

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   133

TRUSTEES
(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	138	None.
John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	138	Director, Cardinal Health, Inc. (CAH) (1994–present); Chairman, Greif, Inc. (GEF) (packaging manufacturer) (2007–present).
Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	138	Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002–present).
Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	138	None.
Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2000–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	138	Director, Center for Deaf and Hard of Hearing (1990–present).
Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	138	Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	138	Trustee, Stratton Mountain School (2001–present)

134   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	138	Trustee, American University in Cairo (1999–present); Trustee, Carleton College (2002–present).
Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	138	Trustee, Morgan Stanley Funds (164 portfolios) (1992–present).
Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988–1999).	138	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	138	None.
Interested Trustees
Frankie D. Hughes** (1952), Trustee of Trust since 2008.	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993–present).	138	None.
Leonard M. Spalding, Jr.*** (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	138
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Catholic Education Foundation (2005–present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except Mr. Reid for whom it is age 78.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (138 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley, Head of Corporate Responsibility for JPMorgan Chase & Co., has served as a member of the Board of Trustees of Northwestern University since 2005. The Funds’ investment adviser is a wholly-owned subsidiary of JPMorgan Chase & Co.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   135

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005), Treasurer and Principal Financial Officer (2008)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, JPMorgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.
Frank J. Nasta (1964), Secretary (2008)
Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J & W Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Michael J. Tansley (1964), Controller (2008)
Vice President, JPMorgan Funds Management, Inc. since July 2008; prior to joining JPMorgan Chase, Mr. Tansley worked for General Electric, as Global eFinance Leader in GE Money from 2004 through 2008 and Vice President and Controller of GE Asset Management from 1998.

Elizabeth A. Davin (1964), Assistant Secretary (2008)*
Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.
John T. Fitzgerald (1975), Assistant Secretary (2008)	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.
Brian L. Duncan (1965), Assistant Treasurer (2008)*
Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007 and Assistant Vice President of Financial Reporting from 2003–2004.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.
Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.
Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

136   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at September 1, 2008, and continued to hold your shares at the end of the reporting period, February 28, 2009.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value September 1, 2008	Ending Account Value, February 28, 2009	Expenses Paid During September 1, 2008 to February 28, 2009	Annualized Expense Ratio
Prime Money Market Fund
Morgan
Actual*	$1,000.00	$1,008.40	$2.64	0.53%
Hypothetical*	1,000.00	1,022.17	2.66	0.53
Premier
Actual*	1,000.00	1,008.70	2.39	0.48
Hypothetical*	1,000.00	1,022.41	2.41	0.48
Agency
Actual*	1,000.00	1,009.60	1.44	0.29
Hypothetical*	1,000.00	1,023.36	1.45	0.29
Class B
Actual*	1,000.00	1,006.10	4.97	1.00
Hypothetical*	1,000.00	1,019.84	5.01	1.00
Class C
Actual*	1,000.00	1,006.10	4.97	1.00
Hypothetical*	1,000.00	1,019.84	5.01	1.00
Institutional Class
Actual*	1,000.00	1,009.90	1.15	0.23
Hypothetical*	1,000.00	1,023.65	1.15	0.23
Reserve
Actual*	1,000.00	1,007.50	3.63	0.73
Hypothetical*	1,000.00	1,021.17	3.66	0.73
Cash Management
Actual*	1,000.00	1,006.20	4.87	0.98
Hypothetical*	1,000.00	1,019.93	4.91	0.98

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   137

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value September 1, 2008	Ending Account Value, February 28, 2009	Expenses Paid During September 1, 2008 to February 28, 2009	Annualized Expense Ratio
Prime Money Market Fund (continued)
Capital
Actual*	$1,000.00	$1,010.10	$0.95	0.19%
Hypothetical*	1,000.00	1,023.85	0.95	0.19

Liquid Assets Money Market Fund
Morgan
Actual*	1,000.00	1,008.70	3.09	0.62
Hypothetical*	1,000.00	1,021.72	3.11	0.62
Premier
Actual*	1,000.00	1,009.40	2.39	0.48
Hypothetical*	1,000.00	1,022.41	2.41	0.48
Agency
Actual*	1,000.00	1,010.30	1.45	0.29
Hypothetical*	1,000.00	1,023.36	1.45	0.29
Class B
Actual*	1,000.00	1,006.80	4.98	1.00
Hypothetical*	1,000.00	1,019.84	5.01	1.00
Class C
Actual*	1,000.00	1,006.80	4.98	1.00
Hypothetical*	1,000.00	1,019.84	5.01	1.00
Institutional Class
Actual*	1,000.00	1,010.60	1.15	0.23
Hypothetical*	1,000.00	1,023.65	1.15	0.23
Reserve
Actual*	1,000.00	1,008.20	3.63	0.73
Hypothetical*	1,000.00	1,021.17	3.66	0.73
Investor
Actual*	1,000.00	1,009.10	2.69	0.54
Hypothetical*	1,000.00	1,022.12	2.71	0.54
Capital
Actual*	1,000.00	1,010.80	0.95	0.19
Hypothetical*	1,000.00	1,023.85	0.95	0.19
Service
Actual*	1,000.00	1,006.40	5.37	1.08
Hypothetical*	1,000.00	1,019.44	5.41	1.08
E*Trade
Actual*	1,000.00	1,000.60	1.47	1.03
Hypothetical**	1,000.00	1,019.69	5.16	1.03

U.S. Government Money Market Fund
Morgan
Actual*	1,000.00	1,004.80	3.03	0.61
Hypothetical*	1,000.00	1,021.77	3.06	0.61
Premier
Actual*	1,000.00	1,005.50	2.34	0.47
Hypothetical*	1,000.00	1,022.46	2.36	0.47
Agency
Actual*	1,000.00	1,006.50	1.39	0.28
Hypothetical*	1,000.00	1,023.41	1.40	0.28

138   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

	Beginning Account Value September 1, 2008	Ending Account Value, February 28, 2009	Expenses Paid During September 1, 2008 to February 28, 2009	Annualized Expense Ratio
U.S. Government Money Market Fund (continued)
Institutional Class
Actual*	$1,000.00	$1,006.80	$1.09	0.22%
Hypothetical*	1,000.00	1,023.70	1.10	0.22
Reserve
Actual*	1,000.00	1,004.30	3.58	0.72
Hypothetical*	1,000.00	1,021.22	3.61	0.72
Capital
Actual*	1,000.00	1,007.00	0.90	0.18
Hypothetical*	1,000.00	1,023.90	0.90	0.18
Service
Actual*	1,000.00	1,002.80	4.92	0.99
Hypothetical*	1,000.00	1,019.89	4.96	0.99

U.S. Treasury Plus Money Market Fund
Morgan
Actual*	1,000.00	1,009.90	2.38	0.48
Hypothetical*	1,000.00	1,022.41	2.41	0.48
Premier
Actual*	1,000.00	1,001.10	2.18	0.44
Hypothetical*	1,000.00	1,022.61	2.21	0.44
Agency
Actual*	1,000.00	1,001.90	1.44	0.29
Hypothetical*	1,000.00	1,023.36	1.45	0.29
Class B
Actual*	1,000.00	1,000.60	2.53	0.51
Hypothetical*	1,000.00	1,022.27	2.56	0.51
Class C
Actual*	1,000.00	1,000.60	2.58	0.52
Hypothetical*	1,000.00	1,022.22	2.61	0.52
Institutional Class
Actual*	1,000.00	1,002.20	1.14	0.23
Hypothetical*	1,000.00	1,023.65	1.15	0.23
Reserve
Actual*	1,000.00	1,000.80	2.48	0.50
Hypothetical*	1,000.00	1,022.32	2.51	0.50
Investor
Actual*	1,000.00	1,001.00	2.33	0.47
Hypothetical*	1,000.00	1,022.46	2.36	0.47

Federal Money Market Fund
Morgan
Actual*	1,000.00	1,004.50	3.03	0.61
Hypothetical*	1,000.00	1,021.77	3.06	0.61
Premier
Actual*	1,000.00	1,005.20	2.39	0.48
Hypothetical*	1,000.00	1,022.41	2.41	0.48
Agency
Actual*	1,000.00	1,006.10	1.44	0.29
Hypothetical*	1,000.00	1,023.36	1.45	0.29

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   139

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value September 1, 2008	Ending Account Value, February 28, 2009	Expenses Paid During September 1, 2008 to February 28, 2009	Annualized Expense Ratio
Federal Money Market Fund (continued)
Institutional Class
Actual*	$1,000.00	$1,006.40	$1.14	0.23%
Hypothetical*	1,000.00	1,023.65	1.15	0.23
Reserve
Actual*	1,000.00	1,004.00	3.48	0.70
Hypothetical*	1,000.00	1,021.32	3.51	0.70

100% U.S. Treasury Securities Money Market Fund
Morgan
Actual*	1,000.00	1,001.50	2.33	0.47
Hypothetical*	1,000.00	1,022.46	2.36	0.47
Premier
Actual*	1,000.00	1,001.90	1.89	0.38
Hypothetical*	1,000.00	1,022.91	1.91	0.38
Agency
Actual*	1,000.00	1,002.60	1.24	0.25
Hypothetical*	1,000.00	1,023.55	1.25	0.25
Institutional Class
Actual*	1,000.00	1,002.80	0.99	0.20
Hypothetical*	1,000.00	1,023.80	1.00	0.20
Reserve
Actual*	1,000.00	1,001.30	2.48	0.50
Hypothetical*	1,000.00	1,022.32	2.51	0.50
Capital
Actual*	1,000.00	1,003.00	0.79	0.16
Hypothetical*	1,000.00	1,024.00	0.80	0.16

Tax Free Money Market Fund
Morgan
Actual*	1,000.00	1,005.40	3.13	0.63
Hypothetical*	1,000.00	1,021.67	3.16	0.63
Premier
Actual*	1,000.00	1,006.10	2.44	0.49
Hypothetical*	1,000.00	1,022.36	2.46	0.49
Agency
Actual*	1,000.00	1,007.00	1.49	0.30
Hypothetical*	1,000.00	1,023.31	1.51	0.30
Institutional Class
Actual*	1,000.00	1,007.30	1.19	0.24
Hypothetical*	1,000.00	1,023.60	1.20	0.24
Reserve
Actual*	1,000.00	1,004.80	3.63	0.73
Hypothetical*	1,000.00	1,021.17	3.66	0.73

Municipal Money Market Fund
Morgan
Actual*	1,000.00	1,006.30	3.13	0.63
Hypothetical*	1,000.00	1,021.67	3.16	0.63
Premier
Actual*	1,000.00	1,007.00	2.44	0.49
Hypothetical*	1,000.00	1,022.36	2.46	0.49

140   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

	Beginning Account Value September 1, 2008	Ending Account Value, February 28, 2009	Expenses Paid During September 1, 2008 to February 28, 2009	Annualized Expense Ratio
Municipal Money Market Fund (continued)
Agency
Actual*	$1,000.00	$1,008.00	$1.49	0.30%
Hypothetical*	1,000.00	1,023.31	1.51	0.30
Institutional Class
Actual*	1,000.00	1,008.30	1.20	0.24
Hypothetical*	1,000.00	1,023.60	1.20	0.24
Reserve
Actual*	1,000.00	1,005.80	3.68	0.74
Hypothetical*	1,000.00	1,021.12	3.71	0.74
Service
Actual*	1,000.00	1,004.40	5.07	1.02
Hypothetical*	1,000.00	1,019.74	5.11	1.02
E*Trade
Actual*	1,000.00	1,004.50	4.92	0.99
Hypothetical*	1,000.00	1,019.89	4.96	0.99

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 52/365 (to reflect the actual period). E*Trade Shares commenced operations on January 8, 2009.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   141

TAX LETTER
(Unaudited)

Certain tax information for the Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended February 28, 2009. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2009. The information necessary to complete your income tax returns for the calendar year ending December 31, 2009 will be received under separate cover.

Long Term Capital Gain Designation — 15%

Each Fund hereby designates the following amount as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax return for the fiscal year ended February 28, 2009 (amounts in thousands):

	Long-Term Capital Gain Distribution
Prime Money Market Fund	$—	(a)
Municipal Money Market Fund	117

(a)	Amount rounds to less than $1,000

For the fiscal year ended February 28, 2009, the Funds designate the following amounts of ordinary distributions paid during the Fund’s fiscal year that are from qualified interest income (amounts in thousands):

Qualified Interest Income
Prime Money Market Fund	$1,845,050
Liquid Assets Money Market Fund	170,393
U.S. Government Money Market Fund	849,346
U.S. Treasury Plus Money Market Fund	149,553
100% U.S. Treasury Securities Money Market Fund	360,391

The following represents the percentage of distributions paid from net investment income that are exempt from federal income tax for the fiscal year ended February 28, 2009:

Exempt Distributions Paid
Tax Free Money Market Fund	97.57%
Municipal Money Market Fund	99.45

The following represents the percentage of income earned from direct U.S. Treasury Obligations for the fiscal year ended February 28, 2009:

Income from U.S. Treasury Obligations
U.S. Government Money Market Fund	56.38%
U.S. Treasury Plus Money Market Fund	41.62
Federal Money Market Fund	100.00
100% U.S. Treasury Securities Money Market Fund	99.15

142   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

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JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2009    All rights reserved. February 2009. AN-MMKT-209

Annual Report

J.P. Morgan Income Funds

February 28, 2009

JPMorgan Core Bond Fund
JPMorgan Core Plus Bond Fund
JPMorgan Government Bond Fund
JPMorgan High Yield Bond Fund
JPMorgan Intermediate Bond Fund
JPMorgan Mortgage-Backed Securities Fund
JPMorgan Short Duration Bond Fund
JPMorgan Treasury & Agency Fund
JPMorgan Ultra Short Duration Bond Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan Core Bond Fund	2
JPMorgan Core Plus Bond Fund	4
JPMorgan Government Bond Fund	6
JPMorgan High Yield Bond Fund	8
JPMorgan Intermediate Bond Fund	10
JPMorgan Mortgage-Backed Securities Fund	12
JPMorgan Short Duration Bond Fund	14
JPMorgan Treasury & Agency Fund	16
JPMorgan Ultra Short Duration Bond Fund	18
Schedules of Portfolio Investments	20
Financial Statements	144
Financial Highlights	166
Notes to Financial Statements	184
Report of Independent Registered Public Accounting Firm	200
Trustees	201
Officers	203
Schedule of Shareholder Expenses	204
Tax Letter	208

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call JPMorgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
MARCH 20, 2009 (Unaudited)

Dear Shareholder:

Just when some may have hoped that the arrival of spring would carry with it the promise of an early economic recovery, daily headlines remind us that we are still experiencing the chill of an extraordinary financial crisis having a significant impact on the real economy. Dismal unemployment reports, continued pressure on housing markets, and declines in gross domestic product presented a number of risks to our economy. Although there were a few modest signs of recovery, we have a long way to go before we fully emerge from this crisis.

“While it’s difficult to provide much evidence that the financial markets and the economy are stabilizing, some financial stresses that originally triggered this economic slide have abated somewhat.”

The federal government acted boldly to jump start our economy by passing a broad monetary stimulus package, but it is likely that additional measures, including actions to increase the transparency of financial losses and to remove toxic assets from banks’ balance sheets, will be necessary to move closer to recovery. As investor Warren Buffet remarked recently, “We’re in an economic war, and we’ve got to focus all of our resources to win it.”

While it’s difficult to provide much evidence that the financial markets and the economy are stabilizing, some financial stresses that originally triggered this economic slide have abated somewhat. For example, although the stock market is down very sharply from the start of 2009, volatility — while still double its normal levels — is about half as intense as it was three months after the Lehman Brothers collapse. Thanks in part to intensive government intervention, the spread between LIBOR and Treasury rates has narrowed, showing a measure of increased confidence among market participants. There were other signs of improvement in the commercial paper and credit markets.

Government bond buying pushes yields even lower

In an effort to lower long-term interest rates, the Federal Reserve (Fed) announced plans to buy an additional $750 billion in agency mortgage-backed securities, $100 billion in agency debt and, most notably, $300 billion in longer-term U.S. Treasury bonds. In response, the yield on 10-year Treasuries fell to 2.51% from above 3% the day before — the biggest one-day decline since the 1987 stock market crash.

Prior to the Fed’s announcement, U.S. Treasuries had already begun to lose some of their luster, due mainly to rising supply and a modest, yet gathering enthusiasm for non-government fixed income securities. For the year-to-date period ended February 28, 2009, U.S. Treasury bonds lost 3.43%, after gaining 13.74% last year. From December 31, 2008 to February 28, 2009, they underperformed U.S. mortgage-backed securities, which returned 0.77%, and municipal bonds, with a return of 4.21%. As of February 28, the 30-year Treasury bond closed at 3.71%, the 10-year Treasury bond closed at 3.02%, and the 3-year note closed at 1.40%.

Equity indexes continue to tumble

U.S. equities continued their record of substantial declines for the 12-months ended February 28, 2009. Among U.S. benchmarks, the Dow Jones Industrial Average, the S&P 500 Index and NASDAQ Composite Index returned –41%, –43% and –39% for the same period, respectively. According to the Russell Indexes, mid-cap stocks underperformed their small and large-cap stock counterparts (–47%, compared to –44% and –42% for large and small caps, respectively), while value equities fell more than their growth peers across all capitalization categories.

A disciplined approach to investing

Despite market volatility, we remain committed to our goal of reducing portfolio risk through our investment approach that emphasizes style purity, informed and disciplined security selection, and diversification. Above all, we seek investments that we expect to “behave” as anticipated within your broader portfolios.

While it may be tempting to leave your account statements unopened, I would encourage you to take a good, hard look at your asset allocation to ensure that it provides an appropriate level of risk exposure with respect to your financial goals. Your financial advisor can help you assess your risk tolerance and ensure that your portfolio is appropriately diversified among stocks, bonds, cash and other investments and offers the stability to withstand volatile market conditions.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence and trust. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
J.P. Morgan Funds

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   1

JPMorgan Core Bond Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2009 (Unaudited)

FUND FACTS

Fund Inception	June 1, 1991
Fiscal Year End	Last day of February
Net Assets as of 2/28/2009 (In Thousands)	$5,367,149
Primary Benchmark	Barclays Capital U.S. Aggregate Index (formerly Lehman Brothers U.S. Aggregate Index)
Average Credit Quality	AAA
Duration	4.7 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Core Bond Fund, which seeks to maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities,* returned 1.12%** (Select Class Shares) for the 12 months ended February 28, 2009, compared to the 2.06% return for the Barclays Capital U.S. Aggregate Index (formerly Lehman Brothers U.S. Aggregate Index) for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period. Dramatic changes in the financial services industry pushed Treasury yields lower throughout the year. In September 2008 alone, Fannie Mae and Freddie Mac, at risk of insolvency from losses on mortgage-related assets, were taken into conservatorship by the U.S. Treasury; Lehman Brothers filed for Chapter 11 bankruptcy; the Federal Reserve was forced to extend insurance giant AIG an $85 billion bridge loan; money market funds registered massive redemptions; and a number of financial institutions were acquired or turned into bank holding companies. The housing market continued to suffer and many non-agency mortgage securities experienced significant price declines and volatility. Non-U.S. Treasury securities generally performed better in January and February 2009 but did not recover nearly enough to overcome the decline in the prior 10 months of the period. These market conditions and events impacted the Fund’s performance.

The flight to quality that influenced the markets hurt the Fund. An underweight in Treasury securities hurt returns, as the Treasury market rallied throughout the period. An overweight in spread products (fixed income instruments that yield more than comparable U.S. Treasury securities), such as non-agency mortgage holdings, also hindered results, as spreads widened over the period. Generally, when credit spreads of a particular group of securities widen, prices fall, yields increase and total returns decline relative to comparable-duration U.S. Treasuries. Additionally, a slight overweight in asset-backed securities detracted from performance.

On the positive side, an underweight in commercial mortgage-backed securities contributed to performance due to dramatic credit spread-widening throughout the period. The Fund’s underweight in corporate debt also helped returns, as credit spread levels widened in this sector as well. Additionally, continued focus on well-structured, high-quality mortgage-backed securities (MBS), specifically agency collateralized mortgage obligations, aided results as these securities held up well compared to other credit spread sectors, given the volatility experienced during the 12 months.

Q:	HOW WAS THE FUND MANAGED?

A:	We continued to focus on security selection as our primary strategy. The Fund’s sector allocations were slightly changed, but in line with our investment philosophy. We increased the overweight in MBS and maintained an underweight in agency debentures and corporate bonds relative to the index. The Fund selectively added to its exposure in spread sectors during the period, as opportunities arose. In terms of maturity structure, we moved to an overweight in the 0–1 year segment and maintained an underweight in the 30-year portion of the yield curve (a curve that shows the relationship between yields and maturity dates for a set of similar bonds, usually Treasuries, at a given point in time) relative to the benchmark.

PORTFOLIO COMPOSITION***

Collateralized Mortgage Obligations	49.6%
Corporate Bonds	15.4
U.S. Treasury Obligations	13.6
Mortgage Pass-Through Securities	13.2
Asset-Backed Securities	1.1
Short-Term Investment	5.5
Others (each less than 1.0%)	1.6

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on the net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of February 28, 2009. The Fund’s composition is subject to change.

2   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2009

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	5/1/92
Without Sales Charge		0.96%	3.73%	5.51%
With Sales Charge*		(2.82)	2.95	5.10
CLASS B SHARES	8/26/96
Without CDSC		0.30	3.06	4.95
With CDSC**		(4.70)	2.70	4.95
CLASS C SHARES	3/22/99
Without CDSC		0.33	3.05	4.86
With CDSC***		(0.67)	3.05	4.86
CLASS R2 SHARES	11/3/08	0.63	3.47	5.26
CLASS R5 SHARES	5/15/06	1.26	3.97	5.75
SELECT CLASS SHARES	6/1/91	1.12	3.91	5.72
ULTRA SHARES	2/22/05	1.30	4.07	5.80

*	Sales Charge for Class A Shares is 3.75%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, a 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/28/99 TO 2/28/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The performance data for periods prior to March 22, 1999 includes the performance of the Pegasus Bond Fund and its predecessor. Returns shown for Class C, Class R2, Class R5 and Ultra Shares prior to their inception are based on the performance of Select Class Shares, the original class offered. Prior class performance for Class C Shares and Class R2 Shares have been adjusted to reflect the differences in expenses and sales charges between classes. Class R5, Ultra and Select Class Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Core Bond Fund, the Barclays Capital U.S. Aggregate Index and the Lipper Intermediate U.S. Government Funds Index from February 28, 1999 to February 28, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Barclays Capital U.S. Aggregate Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Intermediate U.S. Government Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to expenses charged by the Fund. The Barclays Capital U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Lipper Intermediate U.S. Government Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 Year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   3

JPMorgan Core Plus Bond Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2009 (Unaudited)

FUND FACTS

Fund Inception	March 5, 1993
Fiscal Year End	Last day of February
Net Assets as of 2/28/2009 (In Thousands)	$749,283
Primary Benchmark	Barclays Capital U.S. Aggregate Index (formerly Lehman Brothers U.S. Aggregate Index)
Average Credit Quality	AA3
Duration	4.8 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Core Plus Bond Fund, which seeks a high level of current income by investing primarily in a diversified portfolio of high-, medium- and low-grade debt securities,* returned –5.21%** (Select Class Shares) for the 12 months ended February 28, 2009, compared to the 2.06% return for the Barclays Capital U.S. Aggregate Index (formerly Lehman Brothers U.S. Aggregate Index) for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period. The global financial markets experienced severe turbulence. In September 2008 alone, Fannie Mae and Freddie Mac, at risk of insolvency from losses on mortgage-related assets, were taken into conservatorship by the U.S. Treasury; Lehman Brothers filed for Chapter 11 bankruptcy; the Federal Reserve was forced to extend insurance giant AIG an $85 billion bridge loan; money market funds registered massive redemptions; and a number of financial institutions were acquired or turned into bank holding companies. The housing market continued to suffer and many non-agency mortgage securities experienced significant price declines and volatility. Non-U.S. Treasury securities generally performed better in January and February 2009, but did not recover nearly enough to overcome the decline in the prior 10 months of the period. These market conditions and events impacted the Fund’s performance.

The Fund’s investments in non-agency mortgage holdings hindered performance, as spreads widened over the period. Generally, when spreads of a particular group of securities widen, prices fall, yields increase and total returns decline relative to comparable-duration U.S. Treasuries. The Fund’s agency collateralized-mortgage obligations (CMOs) generally trailed agency pass-throughs, but were a good substitute for corporate credit. The Fund’s corporate credit also hurt returns, with below-investment-grade securities (also known as junk bonds) performing poorly for most of the period. Additionally, emerging market debt and distressed debt securities had a negative impact on the Fund’s performance. Lastly, an underweight in Treasury securities detracted from results, as the Treasury market rallied throughout the period.

On the positive side, an underweight in commercial mortgage-backed securities (CMBS) contributed to performance, as this sector experienced dramatic credit spread-widening throughout the period. Within the corporate sector, the Fund generally held shorter duration (price sensitivity of a debt security or a portfolio of debt securities to relative changes in the interest rates) securities versus the benchmark, which was positive. Within the mortgage-backed securities (MBS) sector, the Fund’s bias toward seasoned securities was positive.

Q:	HOW WAS THE FUND MANAGED?

A:	We continued to focus on security selection and relative value as our primary strategy with emphasis on owning spread sectors (non-U.S. Treasury securities). The Fund invested in “out-of-index” sectors, such as high-yield and emerging market bonds, when the risk versus reward appeared attractive. The Fund maintained an overweight in corporate bonds across the ratings spectrum, MBS and asset-backed securities as well as an underweight in agency debentures. The Fund selectively added to its exposure in spread sectors during the period as opportunities arose.

PORTFOLIO COMPOSITION***

Corporate Bonds	37.1%
Collateralized Mortgage Obligations	36.3
Mortgage Pass-Through Securities	9.4
U.S. Treasury Obligations	7.9
Loan Assignments & Participations	2.8
Commercial Mortgage Backed Securities	2.4
Asset-Backed Securities	1.8
Others (Less than 1.0%)	2.3

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on the net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of February 28, 2009. The Fund’s composition is subject to change.

4   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2009

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	3/5/93
Without Sales Charge		(5.32)%	2.16%	4.27%
With Sales Charge*		(8.92)	1.39	3.87
CLASS B SHARES	5/31/95
Without CDSC		(5.93)	1.57	3.74
With CDSC**		(10.93)	1.19	3.74
CLASS C SHARES	5/30/00
Without CDSC		(5.86)	1.59	3.64
With CDSC***		(6.86)	1.59	3.64
CLASS R2 SHARES	11/3/08	(5.65)	1.86	3.94
SELECT CLASS SHARES	3/5/93	(5.21)	2.39	4.51
ULTRA SHARES	2/22/05	(4.98)	2.57	4.61

*	Sales Charge for Class A Shares is 3.75%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, a 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/28/99 TO 2/28/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111. Effective September 15, 2007, some of the Fund’s investment strategies changed. The Fund’s past performance would have been different if the Fund was managed using the current strategies.

The performance data includes the performance of the Pegasus Multi-Sector Bond Fund and its predecessors for the period before its consolidation with JPMorgan Core Plus Bond Fund on March 22, 1999. Returns shown for Class C, Class R2, and Ultra Shares prior to their inception are based on the performance of Select Class Shares, the original class offered. Prior class performance for Class C Shares and Class R2 Shares have been adjusted to reflect the differences in expenses and sales charges between classes. Ultra and Select Class Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Core Plus Bond Fund, the Barclays Capital U.S. Aggregate Index and the Lipper Intermediate Investment Grade Index from February 28, 1999 to February 28, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Barclays Capital U.S. Aggregate Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Intermediate Investment Grade Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to expenses charged by the Fund. The Barclays Capital U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Lipper Intermediate Investment Grade Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 Year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   5

JPMorgan Government Bond Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2009 (Unaudited)

FUND FACTS

Fund Inception	February 8, 1993
Fiscal Year End	Last day of February
Net Assets as of 2/28/2009 (In Thousands)	$1,163,291
Primary Benchmark	Barclays Capital U.S. Government Bond Index (formerly Lehman Brothers Government Bond Index)
Average Credit Quality	AAA
Duration	5.0 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Government Bond Fund, which seeks a high level of current income with liquidity and safety of principal,* returned 4.54%** (Select Class Shares) for the 12 months ended February 28, 2009, compared to the 5.74% return for the Barclays Capital U.S. Government Bond Index (formerly Lehman Brothers Government Bond Index) for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period. Dramatic changes in the financial services industry pushed Treasury yields lower throughout the year. In September 2008 alone, Fannie Mae and Freddie Mac, at risk of insolvency from losses on mortgage-related assets, were taken into conservatorship by the U.S. Treasury; Lehman Brothers filed for Chapter 11 bankruptcy; the Federal Reserve was forced to extend insurance giant AIG an $85 billion bridge loan; money market funds registered massive redemptions; and a number of financial institutions were acquired or turned into bank holding companies. The housing market continued to suffer and many non-agency mortgage securities experienced significant price declines and volatility. Non-U.S. Treasury securities generally performed better in January and February 2009 but did not recover nearly enough to overcome the decline in the prior 10 months of the period. These market conditions and events impacted the Fund’s performance.

The flight to quality that influenced the markets hurt the Fund. An underweight in Treasury securities detracted from performance, as rates rallied along the Treasury curve throughout the 12 months. An overweight in spread products (fixed income instruments that yield more than comparable U.S. Treasury securities), relative to the index, detracted from performance. The Fund’s allocation in agency collateralized mortgage obligations (CMOs) hurt returns, as credit spreads widened in this sector. Generally, when credit spreads of a particular group of securities widen, prices fall, yields increase and total returns decline relative to comparable-duration U.S. Treasuries.

The Fund’s duration (price sensitivity of a debt security or a portfolio of debt securities to relative changes in the interest rates), which was longer than that of the benchmark, contributed to performance when rates rallied along the yield curve. (The yield curve is a curve that shows the relationship between yields and maturity dates for a set of similar bonds, usually Treasuries, at a given point in time.) The Fund’s underweight in agency debt also helped returns as spreads widened in this sector.

Q:	HOW WAS THE FUND MANAGED?

A:	We are value investors who focus on security selection. The majority of our time was spent looking for and analyzing individual securities, which, if selected, were generally held over time, typically resulting in low turnover.

We continued to hold overweights in Treasury STRIPS relative to Treasury bonds and mortgages, particularly well-structured CMOs, and an underweight in agency debentures and Treasury notes.

PORTFOLIO COMPOSITION***

Collateralized Mortgage Obligations	47.5%
U.S. Treasury Obligations	20.0
Mortgage Pass-Through Securities	14.4
U.S. Government Agency Securities	12.7
Short-Term Investment	5.4

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on the net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of February 28, 2009. The Fund’s composition is subject to change.

6   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2009

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	3/5/93
Without Sales Charge		4.27%	4.66%	5.63%
With Sales Charge*		0.36	3.86	5.23
CLASS B SHARES	1/14/94
Without CDSC		3.50	3.92	5.07
With CDSC**		(1.50)	3.58	5.07
CLASS C SHARES	3/22/99
Without CDSC		3.46	3.93	4.91
With CDSC***		2.46	3.93	4.91
CLASS R2 SHARES	11/3/08	4.02	4.43	5.42
SELECT CLASS SHARES	2/8/93	4.54	4.93	5.90

*	Sales Charge for Class A Shares is 3.75%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, a 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/28/99 TO 2/28/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns shown for Class C and Class R2 Shares prior to their inception are based on the performance of Select Class Shares, the original class offered. Prior performance for Class C Shares and Class R2 Shares have been adjusted to reflect the differences in expenses and sales charges between classes.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Government Bond Fund, the Barclays Capital U.S. Government Bond Index and the Lipper General U.S. Government Funds Index from February 28, 1999 to February 28, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Barclays Capital U.S. Government Bond Index does not include expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper General U.S. Government Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to expenses charged by the Fund. The Barclays Capital U.S. Government Bond Index is an unmanaged index and is composed of the Treasury and Agency Bond Indices, the 1–3 year Government Index and the 20+ Year Treasury Index. The Lipper General U.S. Government Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 Year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   7

JPMorgan High Yield Bond Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2009 (Unaudited)

FUND FACTS

Fund Inception	November 13, 1998
Fiscal Year End	Last day of February
Net Assets as of 2/28/2009 (In Thousands)	$2,221,503
Primary Benchmark	Barclays Capital U.S. Corporate High Yield — 2% Issuer Capped Index (formerly Lehman Brothers U.S. Corporate High Yield — 2% Issuer Capped Index)
Average Credit Quality	B1
Duration	4.0 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan High Yield Bond Fund, which seeks a high level of current income by investing primarily in a diversified portfolio of debt securities, which are rated below investment grade or unrated, * returned –16.93%** (Select Class Shares) for the 12 months ended February 28, 2009, compared to the –20.92% return for the Barclays Capital U.S. Corporate High Yield –2% Issuer Capped Index (formerly Lehman Brothers U.S. Corporate High Yield –2% Issuer Capped Index) for the same period. Capital appreciation is a secondary objective.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	Although the Fund outperformed its benchmark for the period, market conditions hurt the Fund’s overall total return. In the past 12 months, global markets digested a heavy dose of negative news. This resulted in record levels of volatility across the markets and falling prices as well as widening credit spreads for risky assets, such as high-yield securities. Generally, when credit spreads of a particular group of securities widen, prices fall, yields increase and total returns decline relative to comparable-duration U.S. Treasuries. With flight to quality a persistent theme, high-yield securities (junk bonds) underperformed most fixed income asset classes.

On the negative side, security selection and a slight overweight in the technology sector, which was the worst performer for the period, detracted from performance. An overweight in the transportation sector also hurt returns, although security selection in this sector was positive versus the benchmark.

Security selection and an underweight in the consumer cyclical sector contributed to performance relative to the benchmark. The Fund’s credit-sector positioning, with an overweight in higher-rated credits and an underweight in lower-rated credits, also helped returns. For the 12-month reporting period, higher-rated credits were the best performers while lower-rated credits were the worst.

Q:	HOW WAS THE FUND MANAGED?

A:	In response to continuing concern about the negative trends and deteriorating health of the U.S. economy, we have upgraded the Fund’s credit-quality composition. During the period, the rating composition of the Fund was significantly upgraded, as the percentage invested in both the Baa and higher and Ba sectors was increased. The Fund’s allocation to lower rated sectors (i.e., B, Caa through not rated) decreased.

PORTFOLIO COMPOSITION***

Corporate Bonds	77.8%
Loan Participations & Assignments	12.3
Short-Term Investment	9.0
Others (each less than 1.0%)	0.9

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on the net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of February 28, 2009. The Fund’s composition is subject to change.

8   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2009

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	11/13/98
Without Sales Charge		(17.14)%	0.67%	2.89%
With Sales Charge*		(20.29)	(0.09)	2.50
CLASS B SHARES	11/13/98
Without CDSC		(17.68)	0.01	2.36
With CDSC**		(22.68)	(0.39)	2.36
CLASS C SHARES	3/22/99
Without CDSC		(17.80)	(0.02)	2.22
With CDSC***		(18.80)	(0.02)	2.22
CLASS R2 SHARES	11/3/08	(17.35)	0.36	2.59
CLASS R5 SHARES	5/15/06	(16.99)	0.91	3.16
SELECT CLASS SHARES	11/13/98	(16.93)	0.90	3.15
ULTRA SHARES	2/22/05	(16.84)	0.96	3.18

*	Sales Charge for Class A Shares is 3.75%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, a 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/28/99 TO 2/28/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 13, 1998. Returns shown for Class C Shares prior to its inception are based on the performance of Class B Shares and historical performance shown for Class R2, Class R5 and Ultra Shares prior to their inception are based on the performance of Select Class Shares, the original class offered. Prior performance for Class C Shares has been adjusted to reflect the differences in expenses and sales charges between classes. Class R2, Class R5, Ultra and Select Class Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan High Yield Bond Fund, the Barclays Capital U.S. Corporate High Yield — 2% Issuer Capped Index and the Lipper High Current Yield Bond Funds Index from February 28, 1999 to February 28, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Barclays Capital U.S. Corporate High Yield — 2% Issuer Capped Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper High Current Yield Bond Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to expenses charged by the Fund. The Barclays Capital U.S. Corporate High Yield — 2% Issuer Capped Index is an unmanaged index comprised of fixed rate, non-investment grade debt securities that are dollar denominated and non-convertible. The index limits the maximum exposure to any one issuer to 2%. The Lipper High Current Yield Bond Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 Year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   9

JPMorgan Intermediate Bond Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2009 (Unaudited)

FUND FACTS

Fund Inception	June 1, 1991
Fiscal Year End	Last day of February
Net Assets as of 2/28/2009 (In Thousands)	$866,704
Primary Benchmark	Barclays Capital Intermediate U.S. Government/Credit Index (formerly Lehman Brothers Intermediate U.S. Government/Credit Index)
Average Credit Quality	AA1
Duration	3.6 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Intermediate Bond Fund, which seeks current income consistent with the preservation of capital by investing in high- and medium-grade fixed income securities with intermediate maturities,* returned 0.81%** (Select Class Shares) for the 12 months ended February 28, 2009, compared to the 0.99% return for the Barclays Capital Intermediate Government/Credit Index (formerly Lehman Brothers Intermediate Government/Credit Index) for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period. Dramatic changes in the financial services industry pushed Treasury yields lower throughout the year. In September 2008 alone, Fannie Mae and Freddie Mac, at risk of insolvency from losses on mortgage-related assets, were taken into conservatorship by the U.S. Treasury; Lehman Brothers filed for Chapter 11 bankruptcy; the Federal Reserve was forced to extend insurance giant AIG an $85 billion bridge loan; money market funds registered massive redemptions; and a number of financial institutions were acquired or turned into bank holding companies. The housing market continued to suffer and many non-agency mortgage securities experienced significant price declines and volatility. Non-U.S. Treasury securities generally performed better in January and February 2009, but did not recover nearly enough to overcome the decline in the prior 10 months of the period. These market conditions and events impacted the Fund’s performance.

The flight to quality that influenced the markets hurt the Fund. An underweight in Treasury securities detracted from performance, as Treasury debt rallied across the yield curve throughout the year. An overweight in certain spread products (fixed income instruments that yield more than comparable U.S. Treasury securities), such as non-agency mortgage holdings, also hindered results, as credit spreads widened over the period. Generally, when credit spreads of a particular group of securities widen, prices fall, yields increase and total returns decline relative to comparable-duration U.S. Treasuries. Additionally, the Fund’s positioning in asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS) hurt returns, as these sectors were under considerable pressure. The benchmark did not hold ABS or CMBS.

On the positive side, security selection in the mortgage-backed security (MBS) sector, specifically agency collateralized-mortgage obligations contributed to performance, as these securities offered better returns than corporate debt securities during the period. An underweight in certain parts of the credit sector, including industrials and utilities, also aided results, as credit spreads widened dramatically.

Q:	HOW WAS THE FUND MANAGED?

A:	We continued to focus on security selection as our primary strategy. The Fund’s sector allocations were slightly changed, but in line with our investment philosophy. We increased the overweight in MBS and maintained an underweight in agency debentures and corporate bonds relative to the index. The Fund selectively added to its exposure in spread sectors (securities not issued by the Treasury) during the period, as opportunities arose.

PORTFOLIO COMPOSITION***

Collateralized Mortgage Obligations	45.5%
Corporate Bonds	28.4
U.S. Treasury Obligations	13.7
Mortgage Pass-Through Securities	5.4
Asset-Backed Securities	1.6
Commercial Mortgage-Backed Securities	1.6
U.S. Government Agency Securities	1.3
Short-Term Investment	2.2
Others (each less than 1.0%)	0.3

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on the net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of February 28, 2009. The Fund’s composition is subject to change.

10   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2009

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	5/1/92
Without Sales Charge		0.55%	3.40%	5.08%
With Sales Charge*		(3.25)	2.61	4.68
CLASS B SHARES	9/23/96
Without CDSC		0.08	2.82	4.58
With CDSC**		(4.92)	2.46	4.58
CLASS C SHARES	3/22/99
Without CDSC		(0.01)	2.81	4.45
With CDSC***		(1.01)	2.81	4.45
SELECT CLASS SHARES	6/1/91	0.81	3.66	5.34
ULTRA SHARES	2/22/05	1.08	3.83	5.43

*	Sales Charge for Class A Shares is 3.75%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, a 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/28/99 TO 2/28/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The performance data for periods prior to March 22, 1999 reflects the performance of the Pegasus Intermediate Bond Fund and its predecessor. Returns shown for Class C and Ultra Shares prior to their inception are based on the performance of Select Class Shares, the original class offered. Prior performance for C Shares has been adjusted to reflect the differences in expenses and sales charges between classes. Ultra and Select Class Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intermediate Bond Fund, the Barclays Capital Intermediate U.S. Government/Credit Index and the Lipper Short-Intermediate U.S. Government Funds Index from February 28, 1999 to February 28, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Barclays Capital Intermediate U.S. Government/Credit Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Short-Intermediate U.S. Government Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to expenses charged by the Fund. The Intermediate U.S. Government/Credit Index is an unmanaged index comprised of intermediate maturity U.S. Treasury and agency securities and investment grade corporate securities. The Lipper Short-Intermediate U.S. Government Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 Year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   11

JPMorgan Mortgage-Backed Securities Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2009 (Unaudited)

FUND FACTS

Fund Inception	August 18, 2000
Fiscal Year End	Last day of February
Net Assets as of 2/28/2009 (In Thousands)	$1,020,621
Primary Benchmark	Barclays Capital U.S. MBS Index (formerly Lehman Brothers U.S. MBS Index)
Average Credit Quality	AAA
Duration	4.3 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Mortgage-Backed Securities Fund, which seeks to maximize total return by investing primarily in a diversified portfolio of debt securities backed by pools of residential and/or commercial mortgages,* returned 0.58%** (Select Class Shares) for the 12 months ended February 28, 2009, compared to the 7.17% return for the Barclays Capital U.S. MBS Index (formerly Lehman Brothers U.S. MBS Index) for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period. The global financial markets experienced severe turbulence. In September 2008 alone, Fannie Mae and Freddie Mac, at risk of insolvency from losses on mortgage-related assets, were taken into conservatorship by the U.S. Treasury; Lehman Brothers filed for Chapter 11 bankruptcy; the Federal Reserve was forced to extend insurance giant AIG an $85 billion bridge loan; money market funds registered massive redemptions; and a number of financial institutions were acquired or turned into bank holding companies. The housing market continued to suffer and many non-agency mortgage securities experienced significant price declines and volatility. These market conditions and events impacted the Fund’s performance.

Non-agency mortgage holdings hindered performance, as spreads widened over the period. Generally, when spreads of a particular group of securities widen, prices fall, yields increase and total returns decline relative to comparable-duration U.S. Treasuries. U.S. agency-backed collateralized mortgage obligations (CMOs) also detracted from performance. These securities trailed U.S. agency pass-through mortgage-backed securities (MBS), which benefited from government programs to purchase these securities. The benchmark consisted almost entirely of U.S. agency-backed pass-through MBS.

On the positive side, the Fund’s slightly longer duration (price sensitivity of a debt security or a portfolio of debt securities to relative changes in the interest rates) than that of the benchmark aided results. Interest rates fell across all portions of the yield curve (a curve that shows the relationship between yields and maturity dates for a set of similar bonds, usually Treasuries, at a given point in time), which generally resulted in increased security values.

Q:	HOW WAS THE FUND MANAGED?

A:	We continued to focus on security selection and relative value as our primary strategy. We also concentrated on bottom-up portfolio construction and identifying what we believed were undervalued securities. While the benchmark consisted entirely of mortgage pass-through securities, we emphasized CMOs versus pass-through securities, as we believed this sub-sector offered more opportunities to find undervalued securities. Non-agency CMOs comprised approximately 20% of the Fund as of the end of the period.

PORTFOLIO COMPOSITION***

Collateralized Mortgage Obligations	73.6%
Mortgage Pass-Through Securities	22.7
Short-Term Investment	2.6
Others (each less than 1.0%)	1.1

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on the net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of February 28, 2009. The Fund’s composition is subject to change.

12   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2009

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	8/18/00
Without Sales Charge		0.41%	3.72%	5.64%
With Sales Charge*		(3.38)	2.93	5.23
SELECT CLASS SHARES	8/18/00	0.58	3.96	5.89
ULTRA SHARES	2/22/05	0.74	4.08	5.95

*	Sales Charge for Class A Shares is 3.75%.

TEN YEAR PERFORMANCE (2/28/99 TO 2/28/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The performance data for the Fund includes the performance of a common trust fund for periods prior to the commencement of operations of the JPMorgan Mortgage-Backed Securities Fund on August 18, 2000. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its return may have been lower. Returns shown for Ultra Shares prior to their inception are based on the performance of Select Class Shares, the original class offered. Ultra and Select Class Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Mortgage-Backed Securities Fund, the Barclays Capital U.S. MBS Index and the Lipper U.S. Mortgage Funds Index from February 28, 1999 to February 28, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Barclays Capital U.S. MBS Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper U.S. Mortgage Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to expenses charged by the Fund. The Barclays Capital U.S. MBS Index covers the mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae, and Freddie Mac. The index includes fixed-rate and hybrid ARM pass-through securities. The Lipper U.S. Mortgage Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   13

JPMorgan Short Duration Bond Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2009 (Unaudited)

FUND FACTS

Fund Inception	September 4, 1990
Fiscal Year End	Last day of February
Net Assets as of 2/28/2009 (In Thousands)	$2,472,804
Primary Benchmark	Barclays Capital 1–3 Year U.S. Government/Credit Bond Index (formerly Lehman Brothers 1–3 Year Government/Credit Bond Index)
Average Credit Quality	AAA
Duration	1.8 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Short Duration Bond Fund, which seeks current income consistent with preservation of capital through investments in high- and medium-grade fixed income securities,* returned 2.02%** (Select Class Shares) for the 12 months ended February 28, 2009, compared to the 2.36% return for the Barclays Capital 1–3 Year U.S. Government/Credit Index (formerly Lehman Brothers 1–3 Year Government/Credit Index) for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period. Dramatic turmoil in the financial service industry pushed Treasury yields lower throughout the year. In September 2008 alone, Fannie Mae and Freddie Mac, at risk of insolvency from losses on mortgage-related assets, were taken into conservatorship by the U.S. Treasury; Lehman Brothers filed for Chapter 11 bankruptcy; the Federal Reserve was forced to extend insurance giant AIG an $85 billion bridge loan; money market funds registered massive redemptions; and a number of financial institutions were acquired or turned into bank holding companies. Non-U.S. Treasury securities generally performed better in January and February 2009 but did not recover nearly enough to overcome the decline in the prior 10 months of the period. These market conditions and events impacted the Fund’s performance.

This flight to quality negatively impacted the Fund. An underweight in Treasury securities hurt returns, as the Treasury market rallied throughout the period. An overweight in spread product (non-U.S. Treasury securities) relative to the index detracted from performance. Spread product, including asset-backed securities, which the index does not hold, also hindered results as this was one of the worst-performing sectors.

On the positive side, an underweight in corporate debt contributed to performance, as spreads widened significantly in this sector. Generally, when credit spreads of a particular group of securities widen, prices fall, yields increase and total returns decline relative to comparable-duration U.S. Treasuries. Security selection, specifically in the mortgage-backed sector where we focused on well-structured, high-quality bonds, aided results as these securities held up well compared to other spread sectors, given the volatility experienced during the period.

Q:	HOW WAS THE FUND MANAGED?

A:	We continued to focus on security selection as our primary strategy, looking for attractively valued securities. We remained overweight in mortgage-backed securities and asset-backed securities, and underweight in agency debentures, corporate bonds and U.S. Treasuries. The Fund selectively added to its exposure in credit spread sectors (securities not issued by the Treasury) during the period, as opportunities presented themselves.

PORTFOLIO COMPOSITION***

U.S. Treasury Obligations	22.1%
U.S. Government Agency Securities	21.5
Mortgage Pass-Through Securities	13.9
Collateralized Mortgage Obligations	13.7
Corporate Bonds	12.4
Asset-Backed Securities	9.1
Commercial Mortgage-Backed Security	1.6
Short-Term Investment	5.7

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on the net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of February 28, 2009. The Fund’s composition is subject to change.

14   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2009

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/18/92
Without Sales Charge		1.79%	3.10%	4.20%
With Sales Charge*		(0.51)	2.63	3.96
CLASS B SHARES	1/14/94
Without CDSC		1.23	2.57	3.89
With CDSC**		(1.77)	2.57	3.89
CLASS C SHARES	11/1/01	1.27	2.58	3.60
SELECT CLASS SHARES	9/4/90	2.02	3.35	4.46
ULTRA SHARES	2/22/05	2.27	3.57	4.57

*	Sales Charge for Class A Shares is 2.25%.

**	Assumes 3.00% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/28/99 TO 2/28/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns shown for Class C and Ultra Shares prior to their inception are based on the performance of Select Class Shares, the original class offered. Prior performance for Class C Shares has been adjusted to reflect the differences in expenses and sales charges between classes. Ultra and Select Class Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Short Duration Bond Fund, the Barclays Capital 1–3 Year U.S. Government/Credit Bond Index and the Lipper Short U.S. Government Funds Index from February 28, 1999 to February 28, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Barclays Capital 1–3 Year U.S. Government/Credit Bond Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Short U.S. Government Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to expenses charged by the Fund. The Barclays Capital 1–3 Year U.S. Government/Credit Bond Index is an unmanaged index of investment grade government and corporate bonds with maturities of one to three years. The Lipper Short U.S. Government Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 6 years, the 10 Year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   15

JPMorgan Treasury & Agency Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2009 (Unaudited)

FUND FACTS

Fund Inception	January 20, 1997
Fiscal Year End	Last day of February
Net Assets as of 2/28/2009 (In Thousands)	$670,685
Primary Benchmark	Barclays Capital 1–5 Year U.S. Treasury Index (formerly Lehman Brothers 1–5 Year Treasury Index)
Average Credit Quality	AAA
Duration	2.3 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Treasury & Agency Fund, which seeks a high level of current income by investing in U.S. Treasury and other U.S. agency obligations with a primary, but not exclusive, focus on issues that produce income exempt from state income taxes,* returned 3.52%** (Select Class Shares) for the 12 months ended February 28, 2009, compared to the 4.29% return for the Barclays Capital 1–5 Year U.S. Treasury Index (formerly Lehman Brothers 1–5 Year Treasury Index) for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period. Dramatic changes in the financial services industry pushed Treasury yields lower throughout the year. In September 2008 alone, Fannie Mae and Freddie Mac, at risk of insolvency from losses on mortgage-related assets, were taken into conservatorship by the U.S. Treasury; Lehman Brothers filed for Chapter 11 bankruptcy; the Federal Reserve was forced to extend insurance giant AIG an $85 billion bridge loan; money market funds registered massive redemptions; and a number of financial institutions were acquired or turned into bank holding companies. U.S. authorities responded with money market fund guarantees, a commercial paper purchase program and a temporary ban on short-selling. Treasury securities rallied across the yield curve in response to the flight-to-quality that pushed the markets throughout the year. (The yield curve is a curve that shows the relationship between yields and maturity dates for a set of similar bonds, usually Treasuries, at a given point in time.)

This hurt the Fund’s allocation in agency debt, as credit spreads widened in the agency market. Generally, when credit spreads of a particular group of securities widen, prices fall, yields increase and total returns decline relative to comparable-duration U.S. Treasuries. In addition, the Fund’s duration (price sensitivity of a debt security or a portfolio of debt securities to relative changes in the interest rates), which was shorter than that of the benchmark, detracted from performance when rates rallied along the yield curve.

An overweight in higher-yielding money market funds benefited performance during the first half of the year. In the second half of the year, the Fund’s investment team put cash to work in the Treasury and agency market as spread-widening in the agency market in the second half of the year made this sector more attractive than the cash alternative.

Q:	HOW WAS THE FUND MANAGED?

A:	We are value investors who focus on security selection in the Treasury and agency market. The majority of our time was spent looking for and analyzing securities, as well as determining how best to position the Portfolio as the market evolved throughout the year.

PORTFOLIO COMPOSITION***

U.S. Treasury Obligations	68.8%
U.S. Government Agency Securities	26.7
Short-Term Investment	4.5

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on the net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of February 28, 2009. The Fund’s composition is subject to change.

16   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2009

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	1/20/97
Without Sales Charge		3.18%	3.39%	4.68%
With Sales Charge*		0.87	2.93	4.44
CLASS B SHARES	1/20/97
Without CDSC		2.64	2.89	4.37
With CDSC**		(0.36)	2.89	4.37
SELECT CLASS SHARES	1/20/97	3.52	3.67	4.96

*	Sales Charge for Class A Shares is 2.25%.

**	Assumes 3.00% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/28/99 TO 2/28/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Treasury & Agency Fund, the Barclays Capital 1–5 Year U.S. Treasury Index, the Barclays Capital 1–3 Year U.S. Treasury Index, the Lipper Short U.S. Treasury Funds Average and the Lipper Short U.S. Government Funds Index from February 28, 1999 to February 28, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Barclays Capital 1–5 Year U.S. Treasury Index and the Barclays Capital 1–3 Year U.S. Treasury Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Indices includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to expenses charged by the Fund. The Barclays Capital 1–5 Year U.S. Treasury Index is an unmanaged index comprised of U.S. Treasury issued securities with maturities of one to five years. The Barclays Capital 1–3 Year U.S. Treasury Index is an unmanaged index comprised of U.S. Treasury securities with maturities of one to three years. The Lipper Indices are indices based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 6 years, the 10 Year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   17

JPMorgan Ultra Short Duration Bond Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2009 (Unaudited)

FUND FACTS

Fund Inception	February 2, 1993
Fiscal Year End	Last day of February
Net Assets as of 2/28/2009 (In Thousands)	$440,814
Primary Benchmark	Barclays Capital Short 9–12 Month U.S. Treasury Index (formerly Lehman Brothers Short 9–12 Month U.S. Treasury Index)
Average Credit Quality	AAA
Duration	3.1 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Ultra Short Duration Bond Fund, which seeks a high level of current income consistent with low volatility of principal by investing in a diversified portfolio of short-term investment grade securities,* returned –12.37%** (Select Class Shares) for the 12 months ended February 28, 2009, compared to the 2.74% return for the Barclays Capital Short 9–12 Month U.S. Treasury Index (formerly Lehman Brothers Short 9–12 Month U.S. Treasury Index) for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period. Dramatic changes in the financial services industry pushed Treasury yields lower throughout the year. In September 2008 alone, Fannie Mae and Freddie Mac, at risk of insolvency from losses on mortgage-related assets, were taken into conservatorship by the U.S. Treasury; Lehman Brothers filed for Chapter 11 bankruptcy; the Federal Reserve was forced to extend insurance giant AIG an $85 billion bridge loan; money market funds registered massive redemptions; and a number of financial institutions were acquired or turned into bank holding companies. The housing market continued to suffer and many non-agency mortgage securities experienced significant price declines and volatility. Non-U.S. Treasury securities generally performed better in January and February 2009 but did not recover nearly enough to overcome the decline in the prior 10 months of the period.

The market conditions and events mentioned above, along with the flight to quality that influenced the markets, hurt the Fund. The index was comprised entirely of Treasury securities, which were the best performers for the period; however, the Fund was predominantly positioned in spread product (fixed income instruments that yield more than comparable U.S. Treasury securities) and did not hold Treasury securities. Floating-rate debt, including asset-backed securities (ABS) and non-agency mortgage-backed securities (MBS), underperformed its fixed-rate counterparts and detracted from performance, as the value of these securities, which are particularly sensitive to changes in market spreads, significantly declined due to dramatic credit spread-widening. Generally, when credit spreads of a particular group of securities widen, prices fall, yields increase and total returns decline relative to comparable-duration U.S. Treasuries.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund remained overweight in floating-rate ABS and MBS, and had small allocations in the commercial mortgage-backed securities and corporate credit sectors.

In addition, the Fund experienced significant redemptions during the reporting period, which presented additional challenges in managing the Fund and resulted in the need to sell securities during periods of extreme market volatility.

PORTFOLIO COMPOSITION***

Collateralized Mortgage Obligations	62.3%
Asset-Backed Securities	12.8
Mortgage Pass-Through Securities	10.7
Commercial Mortgage-Backed Securities	2.8
Short-Term Investment	11.2
Others (each less than 1.0%)	0.2

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on the net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of February 28, 2009. The Fund’s composition is subject to change.

18   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2009

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	3/10/93
Without Sales Charge		(12.52)%	(0.85)%	1.92%
With Sales Charge*		(14.45)	(1.30)	1.68
CLASS B SHARES	1/14/94
Without CDSC		(12.97)	(1.36)	1.61
With CDSC**		(15.97)	(1.36)	1.61
CLASS C SHARES	11/1/01	(12.97)	(1.34)	1.33
SELECT CLASS SHARES	2/2/93	(12.37)	(0.60)	2.17
ULTRA SHARES	2/22/05	(12.21)	(0.44)	2.25

*	Sales Charge for Class A Shares is 2.25%.

**	Assumes 3.00% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/28/99 TO 2/28/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns shown for Class C and Ultra Shares prior to their inception are based on the performance of Select Class Shares, the original class offered. Prior performance for Class C Shares has been adjusted to reflect the differences in expenses and sales charges between classes. Ultra and Select Class Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Ultra Short Duration Bond Fund, the Barclays Capital Short 9–12 Month U.S. Treasury Index and the Lipper Ultra Short Funds Index from February 28, 1999 to February 28, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Barclays Capital Short 9–12 Month U.S. Treasury Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Ultra Short Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to expenses charged by the Fund. The Barclays Capital Short 9–12 Month U.S. Treasury Index is an unmanaged index comprised of U.S. Treasury securities with maturities of nine months and up to, but not including, twelve months. It excludes zero coupon strips. The Lipper Ultra Short Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 6 years, the 10 Year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   19

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 94.2%
	Asset-Backed Securities — 1.1%
1,904	American Express Credit Account Master Trust, Series 2004-3, Class A, 4.350%, 12/15/11	1,907
	AmeriCredit Automobile Receivables Trust,
4,249	Series 2005-BM, Class A4, VAR, 0.525%, 05/06/12	3,805
1,400	Series 2006-BG, Class A4, 5.210%, 09/06/13	1,139
3,859	Series 2007-CM, Class A3B, VAR, 0.475%, 05/07/12	3,537
1,200	Series 2008-AF, Class A3, 5.680%, 12/12/12	1,050
2,270	Series 2008-AF, Class A4, 6.960%, 10/14/14	1,868
954	Ameriquest Mortgage Securities, Inc., Series 2003-13, Class AF6, SUB, 5.094%, 01/25/34	746
1,994	Bear Stearns Asset Backed Securities Trust, Series 2006-SD1, Class A, VAR, 0.844%, 04/25/36 (i)	1,249
	Capital One Auto Finance Trust,
2,225	Series 2007-B, Class A3A, 5.030%, 04/15/12	2,178
191	Series 2007-C, Class A3A, 5.130%, 04/16/12	176
	Citibank Credit Card Issuance Trust,
4,892	Series 2002-C2, Class C2, 6.950%, 02/18/14	3,514
950	Series 2007-A3, Class A3, 6.150%, 06/15/39	804
2,526	Citigroup Mortgage Loan Trust, Inc., Series 2003-HE3, Class A, VAR, 0.854%, 12/25/33	1,914
	CNH Equipment Trust,
1,875	Series 2008-B, Class A3A, 4.780%, 07/16/12	1,827
3,300	Series 2008-B, Class A4A, 5.600%, 11/17/14	3,058
	Countrywide Asset-Backed Certificates,
1,035	Series 2003-5, Class MF1, VAR, 5.413%, 01/25/34	546
11	Series 2004-1, Class 3A, VAR, 0.754%, 04/25/34	3
1,290	Series 2004-1, Class M1, VAR, 0.974%, 03/25/34	529
1,060	Series 2004-1, Class M2, VAR, 1.024%, 03/25/34	662
1,065	Series 2004-6, Class M1, VAR, 1.074%, 10/25/34 (i)	363
1,032	Credit Suisse Mortgage Capital Certificates, Series 2006-CF1, Class A1, VAR, 0.784%, 11/25/35 (i)	506
1,649	Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB1, Class AF2, SUB, 5.236%, 01/25/36	1,340
2,000	Discover Card Master Trust, Series 2008-A4, Class A4, 5.650%, 12/15/15	1,905
1,400	First Franklin Mortgage Loan Asset Backed Certificates, Series 2006-FF17, Class A4, VAR, 0.574%, 12/25/36	987
860	GE Capital Mortgage Services, Inc., Series 1999-HE1, Class M, VAR, 6.705%, 04/25/29	539
568	Household Automotive Trust, Series 2005-1, Class A4, 4.350%, 06/18/12	556
2,000	Indymac Residential Asset Backed Trust, Series 2006-A, Class A3, VAR, 0.674%, 03/25/36	1,016
	Long Beach Mortgage Loan Trust,
1,500	Series 2004-3, Class M1, VAR, 1.044%, 07/25/34	556
1,575	Series 2006-8, Class 2A2, VAR, 0.564%, 09/25/36	714
3,087	Series 2006-WL2, Class 2A3, VAR, 0.674%, 01/25/36	2,069
620	MASTR Asset Backed Securities Trust, Series 2006-HE3, Class A1, VAR, 0.514%, 08/25/36	592
	MBNA Credit Card Master Note Trust,
3,083	Series 2002-C1, Class C1, 6.800%, 07/15/14	1,818
1,288	Series 2003-C1, Class C1, VAR, 2.161%, 06/15/12	980
2,240	MBNA Master Credit Card Trust, Series 1999-J, Class C, 7.850%, 02/15/12 (e)	1,970
4,000	New Century Home Equity Loan Trust, Series 2003-5, Class AI6, SUB, 5.500%, 11/25/33	1,976
394	Option One Mortgage Loan Trust, Series 2003-1, Class A2, VAR, 1.314%, 02/25/33	187
	Residential Asset Securities Corp.,
104	Series 2002-KS4, Class AIIB, VAR, 0.974%, 07/25/32	47
138	Series 2003-KS5, Class AIIB, VAR, 1.054%, 07/25/33	69
160	Series 2003-KS9, Class A2B, VAR, 1.114%, 11/25/33	86
5,272	Structured Asset Securities Corp., Series 2002-23XS, Class A7, SUB, 6.580%, 11/25/32	3,264
304	Union Pacific Railroad Co. 1997 Pass Through Trust, Series 97-A, 6.910%, 08/27/17	308
1,500	Volkswagen Auto Loan Enhanced Trust, Series 2008-1, Class A3, 4.500%, 07/20/12	1,490
	Wachovia Asset Securitization, Inc.,
229	Series 2002-HE2, Class A, VAR, 0.904%, 12/25/32 (f)	87
706	Series 2003-HE3, Class A, VAR, 0.724%, 11/25/33	350

SEE NOTES TO FINANCIAL STATEMENTS.

20   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Asset-Backed Securities — Continued
3,305	World Omni Auto Receivables Trust, Series 2007-B, Class A3A, 5.280%, 01/17/12	3,278
	Total Asset-Backed Securities (Cost $73,142)	57,565
	Collateralized Mortgage Obligations — 49.5%
	Agency CMO — 39.1%
2,032	Federal Home Loan Bank System, Series 2000-0606, Class Y, 5.270%, 12/28/12	2,123
815	Federal Home Loan Mortgage Corp. — Government National Mortgage Association, Series 8, Class ZA, 7.000%, 03/25/23	823
	Federal Home Loan Mortgage Corp. REMICS,
100	Series 11, Class D, 9.500%, 07/15/19	107
39	Series 22, Class C, 9.500%, 04/15/20	42
58	Series 23, Class F, 9.600%, 04/15/20	63
1	Series 41, Class I, HB, 84.000%, 05/15/20	2
6	Series 47, Class F, 10.000%, 06/15/20	6
20	Series 99, Class Z, 9.500%, 01/15/21	22
1	Series 204, Class E, HB, IF, IO, 1,789.037%, 05/15/23	16
—(h)	Series 1045, Class G, HB, IO, 1,066.209%, 02/15/21	1
23	Series 1065, Class J, 9.000%, 04/15/21	25
7	Series 1079, Class S, HB, IF, 32.300%, 05/15/21	9
31	Series 1084, Class F, VAR, 1.450%, 05/15/21	32
22	Series 1084, Class S, HB, IF, 42.975%, 05/15/21	22
39	Series 1116, Class I, 5.500%, 08/15/21	39
40	Series 1144, Class KB, 8.500%, 09/15/21	40
—(h)	Series 1172, Class L, HB, IO, VAR, 1,181.250%, 11/15/21	3
1	Series 1196, Class B, HB, IF, IO, 1,138.011%, 01/15/22	21
226	Series 1212, Class IZ, 8.000%, 02/15/22	232
63	Series 1250, Class J, 7.000%, 05/15/22	66
86	Series 1343, Class LA, 8.000%, 08/15/22	94
109	Series 1343, Class LB, 7.500%, 08/15/22	109
188	Series 1370, Class JA, VAR, 1.650%, 09/15/22	187
191	Series 1455, Class WB, IF, 4.425%, 12/15/22	173
867	Series 1466, Class PZ, 7.500%, 02/15/23	910
15	Series 1470, Class F, VAR, 3.757%, 02/15/23	15
1,069	Series 1498, Class I, VAR, 1.650%, 04/15/23	1,069
1,301	Series 1502, Class PX, 7.000%, 04/15/23	1,355
178	Series 1505, Class Q, 7.000%, 05/15/23	185
424	Series 1518, Class G, IF, 8.555%, 05/15/23	420
146	Series 1541, Class M, IF, 16.651%, 07/15/23	166
396	Series 1541, Class O, VAR, 2.220%, 07/15/23	385
146	Series 1558, Class D, 6.500%, 07/15/23	148
37	Series 1570, Class F, VAR, 4.257%, 08/15/23	37
1,350	Series 1573, Class PZ, 7.000%, 09/15/23	1,416
813	Series 1591, Class PV, 6.250%, 10/15/23	858
87	Series 1595, Class D, 7.000%, 10/15/13	93
280	Series 1596, Class D, 6.500%, 10/15/13	288
39	Series 1602, Class SA, IF, 21.125%, 10/15/23	44
56	Series 1607, Class SA, IF, 14.920%, 10/15/13	59
3,814	Series 1608, Class L, 6.500%, 09/15/23	4,053
1,277	Series 1609, Class LG, IF, 16.250%, 11/15/23	1,375
243	Series 1611, Class JA, VAR, 1.625%, 08/15/23	244
231	Series 1611, Class JB, IF, 20.835%, 08/15/23	241
1,651	Series 1642, Class PJ, 6.000%, 11/15/23	1,724
694	Series 1658, Class GZ, 7.000%, 01/15/24	735
21	Series 1671, Class QC, IF, 10.000%, 02/15/24	21
57	Series 1685, Class Z, 6.000%, 11/15/23	58
24	Series 1686, Class SH, IF, VAR, 18.112%, 02/15/24	29
560	Series 1695, Class EB, 7.000%, 03/15/24	584
2	Series 1698, Class SC, IF, 12.651%, 03/15/09	2
111	Series 1699, Class FC, VAR, 1.100%, 03/15/24	109
471	Series 1700, Class GA, PO, 02/15/24	402
1,401	Series 1706, Class K, 7.000%, 03/15/24	1,493
51	Series 1709, Class FA, VAR, 1.710%, 03/15/24	49
1,500	Series 1720, Class PL, 7.500%, 04/15/24	1,604
112	Series 1745, Class D, 7.500%, 08/15/24	117
1,332	Series 1798, Class F, 5.000%, 05/15/23	1,361
20	Series 1807, Class G, 9.000%, 10/15/20	22
385	Series 1829, Class ZB, 6.500%, 03/15/26	409
58	Series 1844, Class E, 6.500%, 10/15/13	60
2,521	Series 1863, Class Z, 6.500%, 07/15/26	2,636
58	Series 1865, Class D, PO, 02/15/24	41
237	Series 1890, Class H, 7.500%, 09/15/26	253
611	Series 1899, Class ZE, 8.000%, 09/15/26	615
39	Series 1935, Class FL, VAR, 1.200%, 02/15/27	38
520	Series 1963, Class Z, 7.500%, 01/15/27	534
82	Series 1970, Class PG, 7.250%, 07/15/27	89
733	Series 1981, Class Z, 6.000%, 05/15/27	766
811	Series 1983, Class Z, 6.500%, 12/15/23	811
357	Series 1987, Class PE, 7.500%, 09/15/27	357
777	Series 2019, Class Z, 6.500%, 12/15/27	825
341	Series 2025, Class PE, 6.300%, 01/15/13	347
3,164	Series 2033, Class J, 5.600%, 06/15/23	3,324

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   21

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
280	Series 2033, Class SN, IF, IO, 19.051%, 03/15/24	142
749	Series 2038, Class PN, IO, 7.000%, 03/15/28	83
1,357	Series 2040, Class PE, 7.500%, 03/15/28	1,390
1,026	Series 2054, Class PV, 7.500%, 05/15/28	1,098
518	Series 2055, Class OE, 6.500%, 05/15/13	538
2,420	Series 2075, Class PH, 6.500%, 08/15/28	2,555
2,660	Series 2075, Class PM, 6.250%, 08/15/28	2,800
1,412	Series 2086, Class GB, 6.000%, 09/15/28	1,481
890	Series 2089, Class PJ, IO, 7.000%, 10/15/28	124
4,418	Series 2095, Class PE, 6.000%, 11/15/28	4,650
1,287	Series 2102, Class TC, 6.000%, 12/15/13	1,343
821	Series 2102, Class TU, 6.000%, 12/15/13	857
5,648	Series 2106, Class ZD, 6.000%, 12/15/28	5,841
11,816	Series 2110, Class PG, 6.000%, 01/15/29	12,428
3,339	Series 2115, Class PE, 6.000%, 01/15/14	3,481
1,438	Series 2125, Class JZ, 6.000%, 02/15/29	1,508
2,710	Series 2126, Class CB, 6.250%, 02/15/29	2,895
258	Series 2132, Class SB, IF, 28.763%, 03/15/29	310
195	Series 2134, Class PI, IO, 6.500%, 03/15/19	25
92	Series 2135, Class UK, IO, 6.500%, 03/15/14	8
127	Series 2141, Class IO, IO, 7.000%, 04/15/29	17
270	Series 2163, Class PC, IO, 7.500%, 06/15/29	40
2,240	Series 2169, Class TB, 7.000%, 06/15/29	2,370
1,400	Series 2172, Class QC, 7.000%, 07/15/29	1,501
1,702	Series 2176, Class OJ, 7.000%, 08/15/29	1,788
155	Series 2189, Class SA, IF, 17.431%, 02/15/28	162
763	Series 2201, Class C, 8.000%, 11/15/29	810
595	Series 2209, Class TC, 8.000%, 01/15/30	626
922	Series 2210, Class Z, 8.000%, 01/15/30	986
203	Series 2224, Class CB, 8.000%, 03/15/30	210
695	Series 2230, Class Z, 8.000%, 04/15/30	733
555	Series 2234, Class PZ, 7.500%, 05/15/30	578
430	Series 2247, Class Z, 7.500%, 08/15/30	475
614	Series 2256, Class MC, 7.250%, 09/15/30	644
1,329	Series 2259, Class ZM, 7.000%, 10/15/30	1,393
47	Series 2261, Class ZY, 7.500%, 10/15/30	48
166	Series 2262, Class Z, 7.500%, 10/15/30	173
1,337	Series 2271, Class PC, 7.250%, 12/15/30	1,370
2,184	Series 2283, Class K, 6.500%, 12/15/23	2,346
827	Series 2296, Class PD, 7.000%, 03/15/31	867
11,204	Series 2301, Class PA, 6.000%, 10/15/13	11,656
247	Series 2306, Class K, PO, 05/15/24	220
583	Series 2306, Class SE, IF, IO, 8.040%, 05/15/24	71
876	Series 2313, Class LA, 6.500%, 05/15/31	929
182	Series 2323, Class VO, 6.000%, 10/15/22	183
1,668	Series 2325, Class PM, 7.000%, 06/15/31	1,809
4,030	Series 2344, Class QG, 6.000%, 08/15/16	4,217
9,816	Series 2344, Class ZD, 6.500%, 08/15/31	10,427
843	Series 2344, Class ZJ, 6.500%, 08/15/31	895
872	Series 2345, Class NE, 6.500%, 08/15/31	923
1,226	Series 2345, Class PQ, 6.500%, 08/15/16	1,301
1,183	Series 2351, Class PZ, 6.500%, 08/15/31	1,255
1,372	Series 2353, Class TD, 6.000%, 09/15/16	1,446
1,197	Series 2355, Class BP, 6.000%, 09/15/16	1,259
545	Series 2359, Class PM, 6.000%, 09/15/16	572
2,195	Series 2359, Class ZB, 8.500%, 06/15/31	2,372
2,266	Series 2360, Class PG, 6.000%, 09/15/16	2,371
553	Series 2363, Class PF, 6.000%, 09/15/16	580
1,017	Series 2366, Class MD, 6.000%, 10/15/16	1,057
1,661	Series 2367, Class ME, 6.500%, 10/15/31	1,761
4,006	Series 2391, Class QR, 5.500%, 12/15/16	4,172
749	Series 2391, Class VQ, 6.000%, 10/15/12	773
618	Series 2392, Class PV, 6.000%, 12/15/20	622
1,268	Series 2394, Class MC, 6.000%, 12/15/16	1,334
2,085	Series 2399, Class OH, 6.500%, 01/15/32	2,213
3,272	Series 2399, Class TH, 6.500%, 01/15/32	3,474
3,004	Series 2410, Class NG, 6.500%, 02/15/32	3,191
838	Series 2410, Class OE, 6.375%, 02/15/32	887
2,321	Series 2410, Class QS, IF, 18.317%, 02/15/32	2,196
715	Series 2410, Class QX, IF, IO, 8.195%, 02/15/32	76
2,030	Series 2412, Class SP, IF, 15.190%, 02/15/32	2,095
4,124	Series 2420, Class XK, 6.500%, 02/15/32	4,378
1,627	Series 2423, Class MC, 7.000%, 03/15/32	1,746
1,712	Series 2423, Class MT, 7.000%, 03/15/32	1,837
1,648	Series 2423, Class TB, 6.500%, 03/15/32	1,749
1,216	Series 2425, Class OB, 6.000%, 03/15/17	1,280
3,360	Series 2430, Class WF, 6.500%, 03/15/32	3,585
2,496	Series 2434, Class TC, 7.000%, 04/15/32	2,682
840	Series 2435, Class CJ, 6.500%, 04/15/32	906
2,800	Series 2435, Class VH, 6.000%, 07/15/19	2,928
2,157	Series 2436, Class MC, 7.000%, 04/15/32	2,316
1,532	Series 2444, Class ES, IF, IO, 7.495%, 03/15/32	143
961	Series 2450, Class GZ, 7.000%, 05/15/32	1,008
1,226	Series 2450, Class SW, IF, IO, 7.545%, 03/15/32	122
3,636	Series 2455, Class GK, 6.500%, 05/15/32	3,880

SEE NOTES TO FINANCIAL STATEMENTS.

22   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
1,024	Series 2458, Class QE, 5.500%, 06/15/17	1,066
4,173	Series 2460, Class VZ, 6.000%, 11/15/29	4,286
4,241	Series 2463, Class CE, 6.000%, 06/15/17	4,462
2,835	Series 2466, Class PG, 6.500%, 04/15/32	2,965
1,400	Series 2466, Class PH, 6.500%, 06/15/32	1,511
2,492	Series 2474, Class NR, 6.500%, 07/15/32	2,651
11,362	Series 2475, Class S, IF, IO, 7.545%, 02/15/32	1,119
539	Series 2480, Class PV, 6.000%, 07/15/11	555
3,089	Series 2484, Class LZ, 6.500%, 07/15/32	3,309
746	Series 2488, Class WS, IF, 15.719%, 08/15/17	800
486	Series 2498, Class UD, 5.500%, 06/15/16	490
3,360	Series 2500, Class MC, 6.000%, 09/15/32	3,529
1,680	Series 2512, Class PG, 5.500%, 10/15/22	1,737
2,043	Series 2513, Class YO, PO, 02/15/32	1,861
4,729	Series 2515, Class DE, 4.000%, 03/15/32	4,761
3,321	Series 2515, Class MG, 4.000%, 09/08/17	3,346
1,651	Series 2518, Class PX, 5.500%, 09/15/13	1,721
446	Series 2519, Class BT, 8.500%, 09/15/31	473
323	Series 2521, Class PU, 5.500%, 05/15/10	327
2,240	Series 2527, Class VU, 5.500%, 10/15/13	2,295
2,377	Series 2535, Class BK, 5.500%, 12/15/22	2,484
3,360	Series 2537, Class TE, 5.500%, 12/15/17	3,520
860	Series 2541, Class GX, 5.500%, 02/15/17	874
2,000	Series 2543, Class LX, 5.000%, 12/15/17	2,045
2,800	Series 2543, Class YX, 6.000%, 12/15/32	2,918
3,640	Series 2544, Class HC, 6.000%, 12/15/32	3,786
3,387	Series 2549, Class ZG, 5.000%, 01/15/18	3,341
3,763	Series 2552, Class ME, 6.000%, 01/15/33	3,931
1,722	Series 2565, Class MB, 6.000%, 05/15/30	1,768
1,904	Series 2567, Class QD, 6.000%, 02/15/33	1,990
571	Series 2571, Class SK, HB, IF, 32.538%, 09/15/23	767
1,636	Series 2571, Class SY, 17.508%, 12/15/32	1,734
2,580	Series 2574, Class HP, 5.000%, 02/15/18	2,632
5,601	Series 2575, Class ME, 6.000%, 02/15/33	5,852
1,416	Series 2586, Class HD, 5.500%, 03/15/23	1,409
2,238	Series 2586, Class WI, IO, 6.500%, 03/15/33	287
5,631	Series 2591, Class WI, IO, 5.500%, 02/15/30	370
1,822	Series 2594, Class VA, 6.000%, 03/15/14	1,861
3,277	Series 2594, Class VP, 6.000%, 02/15/14	3,326
5,265	Series 2594, Class VQ, 6.000%, 08/15/20	5,481
1,420	Series 2595, Class HC, 5.500%, 04/15/23	1,418
2,051	Series 2596, Class QG, 6.000%, 03/15/33	2,136
6,151	Series 2597, Class DS, IF, IO, 7.095%, 02/15/33	403
8,004	Series 2599, Class DS, IF, IO, 6.545%, 02/15/33	564
10,367	Series 2610, Class DS, IF, IO, 6.645%, 03/15/33	812
10,099	Series 2611, Class SH, IF, IO, 7.195%, 10/15/21	869
1,680	Series 2611, Class UH, 4.500%, 05/15/18	1,698
2,240	Series 2617, Class GR, 4.500%, 05/15/18	2,267
399	Series 2619, Class HR, 3.500%, 11/15/31	394
1,533	Series 2619, Class IM, IO, 5.000%, 10/15/21	135
795	Series 2624, Class IU, IO, 5.000%, 06/15/33	65
10,960	Series 2626, Class NS, IF, IO, 6.095%, 06/15/23	888
1,546	Series 2627, Class SP, IF, IO, 12.508%, 06/15/33	1,324
3,953	Series 2629, Class BY, IO, 4.500%, 03/15/18	386
9,907	Series 2630, Class S, IF, IO, 6.695%, 01/15/17	635
6,360	Series 2631, Class LC, 4.500%, 06/15/18	6,448
21,370	Series 2636, Class Z, 4.500%, 06/15/18	21,622
2,851	Series 2637, Class SA, IF, IO, 5.645%, 06/15/18	244
920	Series 2638, Class DS, IF, 8.145%, 07/15/23	860
3,247	Series 2638, Class SA, IF, IO, 6.645%, 11/15/16	196
1,232	Series 2640, Class UG, IO, 5.000%, 01/15/32	197
14,288	Series 2640, Class UP, IO, 5.000%, 01/15/32	1,338
842	Series 2640, Class UR, IO, 4.500%, 08/15/17	48
1,915	Series 2642, Class SL, IF, 6.552%, 07/15/33	1,819
671	Series 2643, Class HI, IO, 4.500%, 12/15/16	35
595	Series 2646, Class SH, IF, IO, 12.758%, 07/15/33	503
3,933	Series 2649, Class QE, 4.500%, 08/15/17	4,024
1,480	Series 2650, Class PO, PO, 12/15/32	1,223
6,679	Series 2650, Class SO, PO, 12/15/32	5,509
19,661	Series 2651, Class VZ, 4.500%, 07/15/18	19,863
4,132	Series 2655, Class EO, PO, 02/15/33	3,439
2,083	Series 2656, Class SH, IF, 20.235%, 02/15/25	2,257
4,000	Series 2658, Class PE, 4.500%, 11/15/16	4,082
844	Series 2663, Class EO, PO, 08/15/33	682
2,586	Series 2667, Class SW, IF, 6.374%, 01/15/18	2,363
4,942	Series 2668, Class S, IF, 11.090%, 09/15/33	4,177
3,882	Series 2668, Class SB, IF, 6.795%, 10/15/15	3,862
2,800	Series 2672, Class ME, 5.000%, 11/15/22	2,862
917	Series 2672, Class SJ, IF, 6.751%, 09/15/16	900
9,351	Series 2675, Class CK, 4.000%, 09/15/18	9,259
1,795	Series 2676, Class TS, IF, 15.279%, 01/15/32	1,831

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   23

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
3,592	Series 2682, Class YS, IF, 8.381%, 10/15/33	2,900
292	Series 2683, Class VA, 5.500%, 02/15/21	299
16,000	Series 2684, Class PO, PO, 01/15/33	11,982
4,480	Series 2684, Class TO, PO, 10/15/33	3,233
1,485	Series 2686, Class GB, 5.000%, 05/15/20	1,515
3,992	Series 2686, Class NS, IF, IO, 7.145%, 10/15/21	350
1,595	Series 2686, Class SO, IF, 13.290%, 07/15/26	1,614
2,398	Series 2691, Class SM, IF, 8.468%, 10/15/33	1,894
2,685	Series 2691, Class WS, IF, 8.317%, 10/15/33	2,014
2,681	Series 2692, Class SC, IF, 12.377%, 07/15/33	2,549
1,778	Series 2694, Class SQ, IF, 8.381%, 10/15/33	1,442
1,000	Series 2695, Class DE, 4.000%, 01/15/17	1,011
899	Series 2696, Class CO, PO, 10/15/18	717
1,102	Series 2696, Class SM, IF, 13.290%, 12/15/26	1,129
1,622	Series 2697, Class LE, 4.500%, 11/15/20	1,647
7,583	Series 2700, Class S, IF, 8.317%, 11/15/33	6,281
1,791	Series 2702, Class PC, 5.000%, 01/15/23	1,823
1,809	Series 2705, Class SC, IF, 8.317%, 11/15/33	1,405
3,418	Series 2705, Class SD, IF, 8.415%, 11/15/33	3,030
6,900	Series 2707, Class QE, 4.500%, 11/15/18	7,020
2,240	Series 2715, Class OG, 5.000%, 01/15/23	2,274
4,480	Series 2716, Class UN, 4.500%, 12/15/23	4,418
2,240	Series 2720, Class PC, 5.000%, 12/15/23	2,291
249	Series 2721, Class PI, IO, 5.000%, 05/15/16	—	(h)
11,481	Series 2727, Class BS, IF, 8.393%, 01/15/34	8,952
400	Series 2727, Class PO, PO, 01/15/34	327
76	Series 2733, Class GF, VAR, 0.000%, 09/15/33	67
1,254	Series 2739, Class S, IF, 11.090%, 01/15/34	1,040
2,000	Series 2743, Class HC, 4.500%, 12/15/15	2,025
2,150	Series 2743, Class HD, 4.500%, 08/15/17	2,192
5,000	Series 2743, Class HE, 4.500%, 02/15/19	5,090
2,008	Series 2744, Class FE, VAR, 0.000%, 02/15/34	1,518
2,535	Series 2744, Class PE, 5.500%, 02/15/34	2,669
4,827	Series 2744, Class TU, 5.500%, 05/15/32	4,917
5,651	Series 2748, Class KO, PO, 10/15/23	5,068
3,400	Series 2752, Class PD, 5.000%, 03/15/26	3,463
1,173	Series 2753, Class S, IF, 11.090%, 02/15/34	961
3,470	Series 2755, Class PA, PO, 02/15/29	3,114
3,313	Series 2755, Class SA, IF, 13.290%, 05/15/30	3,329
3,857	Series 2758, Class AO, PO, 03/15/19	3,280
2,001	Series 2762, Class LO, PO, 03/15/34	1,629
1,968	Series 2764, Class UC, 5.000%, 05/15/27	2,008
1,675	Series 2766, Class SX, IF, 15.263%, 03/15/34	1,392
1,048	Series 2769, Class PO, PO, 03/15/34	867
675	Series 2771, Class FG, VAR, 03/15/34	438
5,416	Series 2776, Class SK, IF, 8.393%, 04/15/34	4,315
601	Series 2777, Class SX, IF, 11.352%, 04/15/34	504
1,051	Series 2778, Class BS, IF, 14.612%, 04/15/34	1,009
8,617	Series 2778, Class US, IF, IO, 6.745%, 06/15/33	634
1,201	Series 2780, Class JG, 4.500%, 04/15/19	1,202
2,000	Series 2809, Class UB, 4.000%, 09/15/17	2,013
2,000	Series 2809, Class UC, 4.000%, 06/15/19	1,981
1,186	Series 2812, Class AB, 4.500%, 10/15/18	1,208
1,853	Series 2812, Class EL, 7.500%, 02/15/27	1,919
379	Series 2827, Class SQ, IF, 7.500%, 01/15/19	344
994	Series 2835, Class QO, PO, 12/15/32	790
379	Series 2836, Class SG, IF, 11.492%, 05/15/34	328
1,102	Series 2838, Class FQ, VAR, 0.905%, 08/15/34	1,078
1,185	Series 2840, Class JO, PO, 06/15/23	1,043
81	Series 2841, Class GO, PO, 08/15/34	78
1,980	Series 2841, Class YA, 5.500%, 07/15/27	2,012
1,379	Series 2846, Class PO, PO, 08/15/34	1,252
849	Series 2849, Class PO, PO, 08/15/34	813
1,623	Series 2863, Class JA, 4.500%, 09/15/19	1,625
2,000	Series 2864, Class GB, 4.000%, 09/15/19	1,976
5,164	Series 2872, Class JD, 4.500%, 01/15/16	5,224
152	Series 2888, Class SL, IF, 11.490%, 11/15/34	143
1,622	Series 2890, Class DO, PO, 11/15/34	1,396
4,428	Series 2911, Class BU, 5.000%, 09/15/23	4,465
2,774	Series 2929, Class MS, IF, 26.158%, 02/15/35	3,280
23,528	Series 2934, Class EC, PO, 02/15/20	21,523
2,379	Series 2934, Class EN, PO, 02/15/18	2,253
7,320	Series 2934, Class HI, IO, 5.000%, 02/15/20	801
5,186	Series 2934, Class KI, IO, 5.000%, 02/15/20	554
3,216	Series 2945, Class SA, IF, 11.475%, 03/15/20	3,157
2,319	Series 2965, Class GD, 4.500%, 04/15/20	2,365
2,923	Series 2967, Class S, IF, 31.322%, 04/15/25	3,490
1,000	Series 2975, Class KO, PO, 05/15/35	889
7,266	Series 2981, Class FA, VAR, 0.855%, 05/15/35	7,021
3,484	Series 2988, Class GS, IF, 15.488%, 06/15/35	3,434
263	Series 2988, Class SD, IF, 15.362%, 03/15/35	244
1,629	Series 2989, Class PO, PO, 06/15/23	1,428
1,772	Series 2990, Class GO, PO, 02/15/35	1,304
4,000	Series 2992, Class LB, 5.000%, 06/15/20	4,136
2,848	Series 2996, Class SL, IF, 14.667%, 06/15/35	2,895
4,000	Series 2999, Class NC, 4.500%, 12/15/18	4,051
3,500	Series 2999, Class ND, 4.500%, 07/15/20	3,526
1,194	Series 3007, Class AI, IO, 5.500%, 07/15/24	101

SEE NOTES TO FINANCIAL STATEMENTS.

24   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
661	Series 3014, Class OD, PO, 08/15/35	502
1,475	Series 3022, Class OH, PO, 08/15/35	1,388
1,281	Series 3022, Class SX, IF, 15.738%, 08/15/25	1,346
2,679	Series 3029, Class SO, PO, 09/15/35	2,136
766	Series 3044, Class VO, PO, 10/15/35	649
3,705	Series 3047, Class OB, 5.500%, 12/15/33	3,846
2,809	Series 3051, Class DP, IF, 26.026%, 10/15/25	3,411
967	Series 3058, Class YO, PO, 10/15/35	839
2,500	Series 3064, Class OB, 5.500%, 07/15/29	2,595
1,126	Series 3068, Class AO, PO, 01/15/35	1,068
2,480	Series 3081, Class CT, 5.500%, 04/15/24	2,512
5,118	Series 3100, Class MA, VAR, 7.324%, 12/15/35 (i)	4,764
772	Series 3101, Class EA, 6.000%, 06/15/20	772
1,240	Series 3102, Class HS, IF, 22.898%, 01/15/36	1,487
13,313	Series 3117, Class AO, PO, 02/15/36	10,774
2,188	Series 3117, Class EO, PO, 02/15/36	1,777
2,931	Series 3117, Class OK, PO, 02/15/36	2,379
4,363	Series 3122, Class OH, PO, 03/15/36	3,545
7,604	Series 3122, Class OP, PO, 03/15/36	6,181
109	Series 3122, Class ZB, 6.000%, 03/15/36	110
979	Series 3134, Class PO, PO, 03/15/36	842
5,229	Series 3138, Class PO, PO, 04/15/36	4,531
15,138	Series 3147, Class PO, PO, 04/15/36	12,251
1,536	Series 3149, Class SO, PO, 05/15/36	1,367
2,801	Series 3150, Class PO, PO, 05/15/36	2,292
1,143	Series 3158, Class LX, VAR, 0.000%, 05/15/36	1,009
2,000	Series 3162, Class OB, 6.000%, 11/15/30	2,092
491	Series 3164, Class CF, VAR,04/15/33	431
10,305	Series 3171, Class MO, PO, 06/15/36	9,260
1,969	Series 3174, Class CA, 5.500%, 02/15/26	2,007
1,610	Series 3174, Class PX, 5.000%, 06/15/17	1,672
4,687	Series 3179, Class OA, PO, 07/15/36	3,832
3,251	Series 3181, Class AZ, 6.500%, 07/15/36	3,374
12,344	Series 3184, Class OA, PO, 02/15/33	11,228
1,033	Series 3189, Class SN, IF, 17.469%, 11/15/35	1,071
2,687	Series 3193, Class FD, VAR, 1.305%, 07/15/36	2,677
2,030	Series 3195, Class PD, 6.500%, 07/15/36	2,174
2,070	Series 3213, Class OA, PO, 09/15/36	1,720
2,248	Series 3218, Class AO, PO, 09/15/36	2,027
4,614	Series 3225, Class EO, PO, 10/15/36	3,778
9,002	Series 3232, Class ST, IF, IO, 6.245%, 10/15/36	650
1,944	Series 3233, Class OP, PO, 05/15/36	1,567
2,162	Series 3234, Class MA, 4.500%, 03/15/28	2,191
1,109	Series 3245, Class MO, PO, 11/15/36	901
1,469	Series 3253, Class A, 5.000%, 08/15/20	1,498
39,244	Series 3253, Class PO, PO, 12/15/21	36,333
2,185	Series 3256, Class PO, PO, 12/15/36	1,964
5,982	Series 3260, Class CS, IF, IO, 5.685%, 01/15/37	484
2,025	Series 3261, Class OA, PO, 01/15/37	1,825
2,913	Series 3274, Class JO, PO, 02/15/37	2,540
11,381	Series 3275, Class FL, VAR, 0.895%, 02/15/37	11,125
6,622	Series 3286, Class PO, PO, 03/15/37	5,486
9,654	Series 3290, Class SB, IF, IO, 5.995%, 03/15/37	698
5,000	Series 3299, Class KB, 5.000%, 08/15/29	5,157
797	Series 3318, Class AO, PO, 05/15/37	709
— (h)	Series 3318, Class EO, PO, 05/15/37	—	(h)
3,609	Series 3331, Class PO, PO, 06/15/37	2,969
4,000	Series 3334, Class MC, 5.000%, 04/15/33	4,069
7,770	Series 3344, Class SL, VAR, IF, IO, 6.145%, 07/15/37	533
4,036	Series 3356, Class PA, 6.000%, 11/15/26	4,129
2,000	Series 3361, Class EF, VAR, 1.055%, 08/15/35	1,948
4,025	Series 3369, Class VA, 6.000%, 07/15/18	4,231
2,593	Series 3371, Class FA, 1.055%, 09/15/37	2,543
8,237	Series 3398, Class PO, PO, 01/15/36	7,474
22,595	Series 3424, Class PI, IF, IO, 6.345%, 04/15/38	1,751
43,279	Series 3430, Class AI, IO, 1.417%, 09/15/12	666
21,001	Series 3481, Class SJ, IF, IO, 5.395%, 08/15/38	1,344
7,500	Series 3493, Class LA, 4.000%, 10/15/23	7,340
42,344	Series 3505, Class SA, IF, IO, 5.545%, 01/15/39	2,735
1,254	Federal Home Loan Mortgage Corp. REMICS , Series 2750, Class PO, PO, 06/15/30	1,014
	Federal Home Loan Mortgage Corp. STRIPS,
10	Series 134, Class B, IO, 9.000%, 04/01/22	2
21,639	Series 233, Class 11, IO, 5.000%, 09/15/35	2,662
17,792	Series 233, Class 12, IO, 5.000%, 09/15/35	2,214
10,849	Series 243, Class 16, IO, 4.500%, 11/15/20	1,231
6,980	Series 243, Class 17, IO, 4.500%, 12/15/20	771
	Federal Home Loan Mortgage Corp. Structured Pass-Through Securities,
1,314	Series T-41, Class 3A, VAR, 7.500%, 07/25/32	1,388
820	Series T-51, Class 2A, VAR, 7.500%, 08/25/42	867
4,110	Series T-54, Class 2A, 6.500%, 02/25/43	4,215
1,421	Series T-54, Class 3A, 7.000%, 02/25/43	1,468
708	Series T-57, Class 1AP, PO, 07/25/43	619
627	Series T-58, Class A, PO, 09/25/43	492

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   25

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
969	Series T-59, Class 1AP, PO, 10/25/43	787
	Federal National Mortgage Association REMICS,
14	Series 1988-7, Class Z, 9.250%, 04/25/18	15
59	Series 1989-70, Class G, 8.000%, 10/25/19	64
21	Series 1989-78, Class H, 9.400%, 11/25/19	23
37	Series 1989-83, Class H, 8.500%, 11/25/19	40
41	Series 1989-89, Class H, 9.000%, 11/25/19	43
27	Series 1990-1, Class D, 8.800%, 01/25/20	30
6	Series 1990-60, Class K, 5.500%, 06/25/20	6
12	Series 1990-63, Class H, 9.500%, 06/25/20	14
12	Series 1990-93, Class G, 5.500%, 08/25/20	13
—(h)	Series 1990-94, Class H, HB, 505.000%, 08/25/20	3
—(h)	Series 1990-95, Class J, HB, IO, 1,118.040%, 08/25/20	5
50	Series 1990-102, Class J, 6.500%, 08/25/20	52
87	Series 1990-120, Class H, 9.000%, 10/25/20	96
8	Series 1990-134, Class SC, IF, 20.850%, 11/25/20	9
—(h)	Series 1990-140, Class K, HB, IO, 652.145%, 12/25/20	5
—(h)	Series 1991-7, Class K, HB, IO, 908.500%, 02/25/21	1
37	Series 1991-24, Class Z, 5.000%, 03/25/21	38
22	Series 1992-38, Class Z, 7.500%, 02/25/22	23
7	Series 1992-101, Class J, 7.500%, 06/25/22	7
209	Series 1992-136, Class PK, 6.000%, 08/25/22	220
148	Series 1992-143, Class MA, 5.500%, 09/25/22	155
396	Series 1992-163, Class M, 7.750%, 09/25/22	433
624	Series 1992-188, Class PZ, 7.500%, 10/25/22	661
293	Series 1993-21, Class KA, 7.700%, 03/25/23	320
422	Series 1993-25, Class J, 7.500%, 03/25/23	461
112	Series 1993-27, Class SA, IF, 15.500%, 02/25/23	126
174	Series 1993-62, Class SA, IF, 14.100%, 04/25/23	199
92	Series 1993-165, Class SD, IF, 9.006%, 09/25/23	89
200	Series 1993-165, Class SK, IF, 12.500%, 09/25/23	220
347	Series 1993-167, Class GA, 7.000%, 09/25/23	358
134	Series 1993-179, Class SB, IF, 17.688%, 10/25/23	156
89	Series 1993-179, Class SC, IF, 10.500%, 10/25/23	92
507	Series 1993-199, Class FA, VAR, 1.050%, 10/25/23	502
255	Series 1993-205, Class H, PO, 09/25/23	209
448	Series 1993-220, Class SG, IF, 15.000%, 11/25/13	472
357	Series 1993-225, Class UB, 6.500%, 12/25/23	367
89	Series 1993-230, Class FA, VAR, 1.100%, 12/25/23	88
392	Series 1993-247, Class FE, VAR, 1.500%, 12/25/23	391
181	Series 1993-247, Class SU, IF, 10.193%, 12/25/23	204
710	Series 1993-250, Class Z, 7.000%, 12/25/23	749
2,238	Series 1993-257, Class C, PO, 06/25/23	2,042
—(h)	Series 1994-33, Class F, VAR, 0.900%, 03/25/09	—	(h)
—(h)	Series 1994-33, Class FA, VAR, 3.757%, 03/25/09	1
3	Series 1994-34, Class DZ, 6.000%, 03/25/09	3
1,571	Series 1994-37, Class L, 6.500%, 03/25/24	1,641
7,589	Series 1994-40, Class Z, 6.500%, 03/25/24	8,076
29	Series 1994-55, Class G, 6.750%, 12/25/23	29
5,000	Series 1994-63, Class PK, 7.000%, 04/25/24	5,384
201	Series 1995-2, Class Z, 8.500%, 01/25/25	219
373	Series 1995-19, Class Z, 6.500%, 11/25/23	408
1,608	Series 1996-14, Class SE, IF, IO, 8.190%, 08/25/23	195
1	Series 1996-24, Class E, PO, 03/25/09	1
55	Series 1996-27, Class FC, VAR, 1.000%, 03/25/17	54
136	Series 1996-59, Class J, 6.500%, 08/25/22	145
1,420	Series 1997-20, Class IO, IO, VAR, 1.840%, 03/25/27	46
94	Series 1997-27, Class J, 7.500%, 04/18/27	100
155	Series 1997-29, Class J, 7.500%, 04/20/27	167
1,583	Series 1997-32, Class PG, 6.500%, 04/25/27	1,645
1,057	Series 1997-39, Class PD, 7.500%, 05/20/27	1,138
582	Series 1997-42, Class EN, 7.250%, 07/18/27	608
164	Series 1997-42, Class ZC, 6.500%, 07/18/27	175
—(h)	Series 1997-51, Class PM, IO, 7.000%, 05/18/12	—	(h)
2,312	Series 1997-61, Class ZC, 7.000%, 02/25/23	2,424
438	Series 1997-81, Class PI, IO, 7.000%, 12/18/27	59
81	Series 1998-4, Class C, PO, 04/25/23	68
1,812	Series 1998-36, Class ZB, 6.000%, 07/18/28	1,851
541	Series 1998-43, Class SA, IF, IO, 17.680%, 04/25/23	171

SEE NOTES TO FINANCIAL STATEMENTS.

26   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
852	Series 1998-66, Class SB, IF, IO, 7.676%, 12/25/28	92
445	Series 1999-17, Class C, 6.350%, 04/25/29	451
2,142	Series 1999-18, Class Z, 5.500%, 04/18/29	2,195
1,012	Series 1999-38, Class SK, IF, IO, 7.576%, 08/25/23	96
250	Series 1999-52, Class NS, IF, 22.054%, 10/25/23	283
627	Series 1999-62, Class PB, 7.500%, 12/18/29	684
1,930	Series 2000-2, Class ZE, 7.500%, 02/25/30	2,108
855	Series 2000-20, Class SA, IF, IO, 8.626%, 07/25/30	105
151	Series 2000-52, Class IO, IO, 8.500%, 01/25/31	20
898	Series 2001-4, Class PC, 7.000%, 03/25/21	975
660	Series 2001-5, Class OW, 6.000%, 03/25/16	686
590	Series 2001-7, Class PF, 7.000%, 03/25/31	634
2,816	Series 2001-7, Class PR, 6.000%, 03/25/16	2,960
3,303	Series 2001-10, Class PR, 6.000%, 04/25/16	3,457
1,565	Series 2001-30, Class PM, 7.000%, 07/25/31	1,645
1,154	Series 2001-31, Class VD, 6.000%, 05/25/31	1,189
2,887	Series 2001-33, Class ID, IO, 6.000%, 07/25/31	424
1,556	Series 2001-36, Class DE, 7.000%, 08/25/31	1,673
3,387	Series 2001-44, Class MY, 7.000%, 09/25/31	3,641
617	Series 2001-44, Class PD, 7.000%, 09/25/31	663
728	Series 2001-44, Class PU, 7.000%, 09/25/31	783
5,509	Series 2001-48, Class Z, 6.500%, 09/25/21	5,927
72	Series 2001-49, Class DQ, 6.000%, 11/25/15	72
643	Series 2001-49, Class Z, 6.500%, 09/25/31	683
498	Series 2001-52, Class KB, 6.500%, 10/25/31	530
202	Series 2001-52, Class XM, 6.500%, 11/25/10	206
1,766	Series 2001-52, Class XN, 6.500%, 11/25/15	1,869
2,034	Series 2001-60, Class QS, IF, 22.842%, 09/25/31	2,397
5,160	Series 2001-61, Class Z, 7.000%, 11/25/31	5,549
865	Series 2001-71, Class MB, 6.000%, 12/25/16	910
1,892	Series 2001-71, Class QE, 6.000%, 12/25/16	1,988
462	Series 2001-72, Class SX, IF, 16.362%, 12/25/31	482
2,498	Series 2001-74, Class MB, 6.000%, 12/25/16	2,637
1,927	Series 2001-80, Class PE, 6.000%, 07/25/29	1,987
589	Series 2002-1, Class HC, 6.500%, 02/25/22	630
568	Series 2002-1, Class SA, IF, 23.648%, 02/25/32	697
392	Series 2002-1, Class UD, IF, 22.750%, 12/25/23	473
2,220	Series 2002-2, Class UC, 6.000%, 02/25/17	2,318
6,460	Series 2002-3, Class OG, 6.000%, 02/25/17	6,785
1,379	Series 2002-7, Class OG, 6.000%, 03/25/17	1,449
4,535	Series 2002-7, Class TG, 6.000%, 03/25/17	4,764
7	Series 2002-8, Class SR, IF, 15.678%, 03/25/09	7
1,288	Series 2002-11, Class QG, 5.500%, 03/25/17	1,346
4,887	Series 2002-13, Class SJ, IF, IO, 1.600%, 03/25/32	187
88	Series 2002-13, Class ST, IF, 10.000%, 03/25/32	98
7,271	Series 2002-16, Class PG, 6.000%, 04/25/17	7,639
9,941	Series 2002-18, Class PC, 5.500%, 04/25/17	10,265
1,413	Series 2002-19, Class PE, 6.000%, 04/25/17	1,484
267	Series 2002-21, Class LO, PO, 04/25/32	235
2,170	Series 2002-21, Class PE, 6.500%, 04/25/32	2,305
1,680	Series 2002-24, Class AJ, 6.000%, 04/25/17	1,775
5,068	Series 2002-28, Class PK, 6.500%, 05/25/32	5,391
2,589	Series 2002-31, Class S, IF, 18.183%, 05/25/17	2,884
1,525	Series 2002-37, Class Z, 6.500%, 06/25/32	1,622
15,795	Series 2002-38, Class QE, 6.000%, 06/25/17	16,590
1,120	Series 2002-42, Class C, 6.000%, 07/25/17	1,188
5,601	Series 2002-48, Class GH, 6.500%, 11/25/32	5,963
5,000	Series 2002-54, Class PG, 6.000%, 09/25/22	5,234
1,008	Series 2002-55, Class QE, 5.500%, 09/25/17	1,049
12,909	Series 2002-56, Class UC, 5.500%, 09/25/17	13,444
5,745	Series 2002-57, Class AE, 5.500%, 09/25/17	5,976
348	Series 2002-61, Class PE, 5.500%, 05/25/16	349
1,470	Series 2002-63, Class KC, 5.000%, 10/25/17	1,507
1,264	Series 2002-71, Class AP, 5.000%, 11/25/32	1,297
8,500	Series 2002-71, Class KM, 5.000%, 11/25/17	8,692
357	Series 2002-73, Class S, IF, 15.066%, 11/25/09	370
2,465	Series 2002-73, Class TE, 5.500%, 03/25/29	2,475
4,480	Series 2002-74, Class LD, 5.000%, 01/25/16	4,531
5,369	Series 2002-74, Class PD, 5.000%, 11/25/15	5,413
3,206	Series 2002-74, Class VB, 6.000%, 11/25/31	3,244
2,110	Series 2002-77, Class S, IF, 13.615%, 12/25/32	2,026
3,151	Series 2002-83, Class CS, 6.881%, 08/25/23	3,379
466	Series 2002-91, Class UH, IO, 5.500%, 06/25/22	38
434	Series 2002-93, Class PD, 3.500%, 02/25/29	433

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   27

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
4,621	Series 2002-94, Class BK, 5.500%, 01/25/18	4,834
772	Series 2003-8, Class SB, IF, IO, 7.176%, 03/25/16	27
2,470	Series 2003-9, Class NZ, 6.500%, 02/25/33	2,620
2,600	Series 2003-14, Class TI, IO, 5.000%, 03/25/33	286
3,752	Series 2003-22, Class UD, 4.000%, 04/25/33	3,363
952	Series 2003-27, Class DW, 4.500%, 04/25/17	967
1,400	Series 2003-32, Class KC, 5.000%, 05/25/18	1,432
10,474	Series 2003-33, Class IA, IO, 6.500%, 05/25/33	1,388
2,614	Series 2003-34, Class AX, 6.000%, 05/25/33	2,733
2,256	Series 2003-34, Class ED, 6.000%, 05/25/33	2,331
984	Series 2003-39, Class IO, IO, VAR, 6.000%, 05/25/33	121
1,960	Series 2003-39, Class LW, 5.500%, 05/25/23	1,957
2,800	Series 2003-41, Class PE, 5.500%, 05/25/23	2,920
1,092	Series 2003-42, Class GB, 4.000%, 05/25/33	992
10,439	Series 2003-45, Class AI, IO, 5.500%, 05/25/33	652
1,120	Series 2003-47, Class PE, 5.750%, 06/25/33	1,140
1,571	Series 2003-52, Class SX, IF, 21.529%, 10/25/31	1,763
932	Series 2003-60, Class NJ, 5.000%, 07/25/21	943
2,829	Series 2003-64, Class SX, IF, 12.719%, 07/25/33	2,316
1,282	Series 2003-65, Class CI, IO, 4.500%, 03/25/15	32
616	Series 2003-67, Class VQ, 7.000%, 01/25/19	614
504	Series 2003-68, Class QP, 3.000%, 07/25/22	494
2,594	Series 2003-71, Class DS, IF, 6.917%, 08/25/33	2,076
27,044	Series 2003-72, Class IE, IO, 5.500%, 08/25/33	3,465
9,926	Series 2003-73, Class HF, VAR, 0.924%, 01/25/31	9,757
697	Series 2003-74, Class SH, IF, 9.317%, 08/25/33	595
3,657	Series 2003-76, Class SH, IF, 13.253%, 09/25/31	3,656
12,815	Series 2003-80, Class SY, IF, IO, 7.176%, 06/25/23	1,374
1,580	Series 2003-81, Class LC, 4.500%, 09/25/18	1,605
2,000	Series 2003-82, Class VB, 5.500%, 08/25/33	2,081
7,281	Series 2003-83, Class PG, 5.000%, 06/25/23	7,389
1,718	Series 2003-91, Class SD, IF, 11.710%, 09/25/33	1,605
1,323	Series 2003-92, Class GA, 4.500%, 09/25/18	1,319
471	Series 2003-92, Class SH, IF, 8.905%, 09/25/18	436
3,360	Series 2003-106, Class US, IF, 8.364%, 11/25/23	2,681
449	Series 2003-106, Class WS, IF, 8.969%, 02/25/23	403
910	Series 2003-113, Class PC, 4.000%, 03/25/15	917
7,955	Series 2003-116, Class SB, IF, IO, 7.126%, 11/25/33	772
6,000	Series 2003-117, Class JB, 3.500%, 06/25/33	5,666
2,240	Series 2003-122, Class TE, 5.000%, 12/25/22	2,287
1,966	Series 2003-124, Class SV, IF, 10.941%, 03/25/31	1,884
1,680	Series 2003-128, Class KE, 4.500%, 01/25/14	1,716
3,300	Series 2003-128, Class NG, 4.000%, 01/25/19	3,256
1,421	Series 2003-130, Class SX, IF, 10.809%, 01/25/34	1,351
1,331	Series 2003-132, Class OA, PO, 08/25/33	1,162
2,161	Series 2004-1, Class DL, 4.500%, 02/25/18	2,179
5,895	Series 2004-3, Class BE, 4.000%, 02/25/19	5,841
6,348	Series 2004-4, Class QI, IF, IO, 6.626%, 06/25/33	551
4,722	Series 2004-4, Class QM, IF, 13.252%, 06/25/33	4,714
3,333	Series 2004-10, Class SC, HB, IF, 26.705%, 02/25/34	3,905
2,955	Series 2004-14, Class SD, IF, 8.364%, 03/25/34	2,392
2,460	Series 2004-21, Class CO, PO, 04/25/34	1,863
1,001	Series 2004-22, Class A, 4.000%, 04/25/19	982
1,680	Series 2004-25, Class PC, 5.500%, 01/25/34	1,747
6,523	Series 2004-25, Class SA, IF, 18.222%, 04/25/34	7,159
8,100	Series 2004-27, Class HB, 4.000%, 05/25/19	7,957
1,120	Series 2004-36, Class PC, 5.500%, 02/25/34	1,158
5,252	Series 2004-36, Class SA, IF, 18.222%, 05/25/34	5,440
2,382	Series 2004-36, Class SN, IF, 13.252%, 07/25/33	2,285
10,657	Series 2004-46, Class HS, IF, IO, 5.526%, 05/25/30	666
1,750	Series 2004-46, Class QB, IF, 22.105%, 05/25/34	1,900
1,377	Series 2004-46, Class SK, IF, 15.197%, 05/25/34	1,377

SEE NOTES TO FINANCIAL STATEMENTS.

28   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
2,249	Series 2004-51, Class SY, IF, 13.292%, 07/25/34	2,173
1,400	Series 2004-53, Class NC, 5.500%, 07/25/24	1,454
2,322	Series 2004-59, Class BG, PO, 12/25/32	1,822
903	Series 2004-61, Class SK, IF, 8.500%, 11/25/32	942
12,000	Series 2004-72, Class CB, 4.000%, 09/25/19	11,870
1,120	Series 2004-76, Class CL, 4.000%, 10/25/19	1,108
6,091	Series 2004-79, Class S, IF, 18.497%, 08/25/32	6,334
1,994	Series 2004-79, Class SP, IF, 18.497%, 11/25/34	2,073
2,000	Series 2004-81, Class AC, 4.000%, 11/25/19	1,980
2,320	Series 2004-89, Class EA, IF, 12.351%, 01/25/34	2,316
2,806	Series 2004-92, Class BX, 5.500%, 09/25/34	2,923
1,844	Series 2004-92, Class JO, PO, 12/25/34	1,767
6,458	Series 2005-25, Class PF, VAR, 0.824%, 04/25/35	5,974
1,261	Series 2005-27, Class TH, 5.500%, 07/25/31	1,296
1,211	Series 2005-40, Class ZM, 5.000%, 05/25/35	1,149
2,036	Series 2005-42, Class PS, 15.816%, 05/25/35	2,171
627	Series 2005-47, Class AN, 5.000%, 12/25/16	638
3,210	Series 2005-51, Class CS, IF, 9.562%, 06/25/35	3,210
672	Series 2005-52, Class PA, 6.500%, 06/25/35	705
7,670	Series 2005-56, Class S, IF, IO, 6.236%, 07/25/35	597
1,148	Series 2005-57, Class DC, IF, 20.235%, 12/25/34	1,311
1,902	Series 2005-59, Class PA, 5.500%, 06/25/25	1,925
1,873	Series 2005-66, Class SG, IF, 16.191%, 07/25/35	1,896
1,500	Series 2005-68, Class BC, 5.250%, 06/25/35	1,442
7,425	Series 2005-68, Class PG, 5.500%, 08/25/35	7,715
2,500	Series 2005-68, Class UC, 5.000%, 06/25/35	2,364
2,027	Series 2005-72, Class SB, IF, 15.691%, 08/25/35	2,105
2,108	Series 2005-73, Class PS, IF, 15.516%, 08/25/35	2,159
2,368	Series 2005-74, Class CP, IF, 23.013%, 05/25/35	2,712
10,788	Series 2005-84, Class XM, 5.750%, 10/25/35	11,303
831	Series 2005-86, Class GB, 5.000%, 10/25/35	835
1,155	Series 2005-98, Class GO, PO, 11/25/35	913
10,000	Series 2005-109, Class PB, 6.000%, 01/25/34	10,459
1,000	Series 2005-109, Class PC, 6.000%, 12/25/35	1,045
23,908	Series 2005-110, Class GJ, 5.500%, 11/25/30	24,725
17,500	Series 2005-110, Class GK, 5.500%, 08/25/34	18,082
5,659	Series 2005-110, Class GL, 5.500%, 12/25/35	5,616
2,840	Series 2005-110, Class MN, 5.500%, 06/25/35	2,941
2,337	Series 2005-116, Class PB, 6.000%, 04/25/34	2,451
30,000	Series 2005-118, Class ME, 6.000%, 01/25/32	31,381
15,000	Series 2005-118, Class PN, 6.000%, 01/25/32	15,763
828	Series 2005-123, Class LO, PO, 01/25/36	697
2,585	Series 2006-12, Class PA, 5.500%, 03/25/25	2,627
4,612	Series 2006-15, Class OT, PO, 01/25/36	4,138
1,786	Series 2006-16, Class OA, PO, 03/25/36	1,454
2,600	Series 2006-22, Class AO, PO, 04/25/36	2,065
3,006	Series 2006-23, Class KO, PO, 04/25/36	2,494
2,000	Series 2006-39, Class WC, 5.500%, 01/25/36	2,053
4,300	Series 2006-42, Class CF, VAR, 0.924%, 06/25/36	4,032
5,522	Series 2006-43, Class DO, PO, 06/25/36	4,588
2,015	Series 2006-43, Class PO, PO, 06/25/36	1,579
3,534	Series 2006-44, Class GO, PO, 06/25/36	2,803
11,006	Series 2006-44, Class P, PO, 12/25/33	8,519
4,624	Series 2006-46, Class FW, VAR, 0.874%, 06/25/36	4,291
2,000	Series 2006-46, Class UC, 5.500%, 12/25/35	2,053
12,836	Series 2006-50, Class JO, PO, 06/25/36	9,880
18,302	Series 2006-50, Class PS, PO, 06/25/36	14,633
21,441	Series 2006-53, Class US, IO, IF, 6.106%, 06/25/36	1,858
1,463	Series 2006-58, Class AP, PO, 07/25/36	1,218
4,721	Series 2006-58, Class FL, VAR, 0.934%, 07/25/36	4,479
2,188	Series 2006-58, Class PO, PO, 07/25/36	1,749
6,097	Series 2006-59, Class QO, PO, 01/25/33	4,885
1,764	Series 2006-60, Class AK, IF, 26.905%, 07/25/36	2,004
1,727	Series 2006-62, Class PS, IF, 37.058%, 07/25/36	2,134
3,430	Series 2006-65, Class QO, PO, 07/25/36	2,752
7,176	Series 2006-72, Class GO, PO, 08/25/36	5,446
2,022	Series 2006-72, Class TO, PO, 08/25/36	1,668
9,000	Series 2006-77, Class PC, 6.500%, 08/25/36	9,696
2,501	Series 2006-79, Class OP, PO, 08/25/36	2,056
1,176	Series 2006-85, Class MZ, 6.500%, 09/25/36	1,224
2,932	Series 2006-90, Class AO, PO, 09/25/36	2,276
2,069	Series 2006-94, Class GK, IF, 30.881%, 10/25/26	2,426
845	Series 2006-102, Class PA, 5.000%, 08/25/26	863

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   29

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
967	Series 2006-109, Class PO, PO, 11/25/36	876
8,073	Series 2006-110, Class PO, PO, 11/25/36	6,309
3,753	Series 2006-111, Class EO, PO, 11/25/36	3,151
796	Series 2006-115, Class ES, IF, 24.665%, 12/25/36	925
2,423	Series 2006-115, Class OK, PO, 12/25/36	2,004
3,940	Series 2006-119, Class PO, PO, 12/25/36	3,153
1,124	Series 2006-123, Class FD, VAR, 0.974%, 01/25/37	1,068
1,300	Series 2006-128, Class BP, 5.500%, 01/25/37	1,318
1,910	Series 2006-128, Class PO, PO, 01/25/37	1,592
12,544	Series 2006-130, Class GI, IO, 6.500%, 07/25/32	1,723
3,041	Series 2007-2, Class FA, VAR, 0.674%, 02/25/37	2,990
21,123	Series 2007-7, Class SG, IF, IO, 6.026%, 08/25/36	1,325
48,385	Series 2007-14, Class ES, IF, IO, 5.966%, 03/25/37	3,100
3,489	Series 2007-14, Class OP, PO, 03/25/37	2,895
3,508	Series 2007-15, Class NO, PO, 03/25/22	3,260
39,260	Series 2007-16, Class FC, VAR, 1.224%, 03/25/37	35,992
6,984	Series 2007-22, Class SC, IF, IO, 5.606%, 03/25/37	553
32,796	Series 2007-35, Class SI, VAR, IF, IO, 5.626%, 04/25/37	2,596
4,125	Series 2007-42, Class AO, PO, 05/25/37	3,411
1,500	Series 2007-47, Class PC, 5.000%, 07/25/33	1,528
8,218	Series 2007-54, Class WI, IF, IO, 5.626%, 06/25/37	687
1,569	Series 2007-65, Class PA, 6.000%, 03/25/31	1,623
13,729	Series 2007-77, Class FG, VAR, 0.974%, 03/25/37	13,447
2,000	Series 2007-79, Class PC, 5.000%, 01/25/32	2,027
4,000	Series 2007-81, Class GE, 6.000%, 08/25/37	4,163
4,464	Series 2007-84, Class PG, 6.000%, 12/25/36	4,663
16,044	Series 2007-88, Class VI, IF, IO, 6.066%, 09/25/37	1,368
14,953	Series 2007-91, Class ES, IF, IO, 5.986%, 10/25/37	1,017
12,347	Series 2007-97, Class KI, IO, 7.000%, 05/25/33	1,453
4,491	Series 2007-98, Class VA, 6.000%, 11/25/17	4,719
15,286	Series 2007-106, Class A7, VAR, 6.199%, 10/25/37	15,690
54,599	Series 2007-116, Class HI, IO, VAR, 6.524%, 01/25/38	3,920
1,776	Series 2007-118, Class IO, IO, 6.000%, 06/25/36	202
11,784	Series 2008-10, Class XI, IF, IO, 5.756%, 03/25/38	933
35,654	Series 2008-16, Class IS, IF, IO, 5.726%, 03/25/38	3,012
5,313	Series 2008-18, Class SP, IF, 13.053%, 03/25/38	5,361
16,481	Series 2008-27, Class SN, IF, IO, 6.426%, 04/25/38	1,059
52,701	Series 2008-35, Class AI, IF, IO, 0.827%, 01/25/12	561
3,243	Series 2008-42, Class AO, PO, 09/25/36	2,685
941	Series 2008-44, Class PO, PO, 05/25/38	859
14,528	Series 2008-47, Class SI, IF, IO, 6.026%, 06/25/23	872
19,909	Series 2008-53, Class CI, IF, IO, 6.726%, 07/25/38	1,503
1,893	Series 2008-59, Class IG, IO, 5.500%, 11/25/34	205
1,500	Series 2008-60, Class JC, 5.000%, 07/25/38	1,518
2,778	Series 2008-61, Class BH, 4.500%, 07/25/23	2,654
3,778	Series 2008-61, Class CB, 5.000%, 07/25/23	3,836
37,423	Series 2008-80, Class SA, IF, IO, 5.376%, 09/25/38	2,376
18,427	Series 2008-81, Class SB, IF, IO, 5.376%, 09/25/38	1,080
37,056	Series 2009-6, Class GS, IF, IO, 6.076%, 02/25/39	2,764
15,550	Series 2009-9, Class IO, IO, 5.000%, 02/25/24	1,617
7,000	Series 2009-18, Class IO, IO, 5.000%, 03/25/24	945
2	Series G-17, Class S, HB, VAR, 1,029.488%, 06/25/21	34
126	Series G-28, Class S, IF, 14.600%, 09/25/21	147
97	Series G-35, Class M, 8.750%, 10/25/21	107
39	Series G-51, Class SA, HB, IF, 23.955%, 12/25/21	49
124	Series G92-15, Class Z, 7.000%, 01/25/22	127
—(h)	Series G92-27, Class SQ, HB, IF, 11,420.700%, 05/25/22	46
497	Series G92-35, Class E, 7.500%, 07/25/22	537
—(h)	Series G92-35, Class G, HB, IO, 1,184.775%, 07/25/22	10
56	Series G92-42, Class Z, 7.000%, 07/25/22	60
2,536	Series G92-44, Class ZQ, 8.000%, 07/25/22	2,709

SEE NOTES TO FINANCIAL STATEMENTS.

30   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
1,474	Series G92-45, Class Z, 6.000%, 08/25/22	1,531
77	Series G92-52, Class FD, VAR, 0.521%, 09/25/22	75
662	Series G92-54, Class ZQ, 7.500%, 09/25/22	718
83	Series G92-59, Class F, VAR, 3.457%, 10/25/22	82
159	Series G92-61, Class Z, 7.000%, 10/25/22	170
125	Series G92-62, Class B, PO, 10/25/22	110
550	Series G93-1, Class KA, 7.900%, 01/25/23	603
119	Series G93-5, Class Z, 6.500%, 02/25/23	127
162	Series G93-14, Class J, 6.500%, 03/25/23	170
388	Series G93-17, Class SI, IF, 6.000%, 04/25/23	406
362	Series G93-27, Class FD, VAR, 1.380%, 08/25/23	357
89	Series G93-37, Class H, PO, 09/25/23	74
122	Series G95-1, Class C, 8.800%, 01/25/25	135
	Federal National Mortgage Association STRIPS,
15	Series 23, Class 2, IO, 10.000%, 09/01/17	2
2	Series 50, Class 2, IO, 10.500%, 03/01/19	—	(h)
60	Series 218, Class 2, IO, 7.500%, 04/01/23	9
50	Series 265, Class 2, 9.000%, 03/01/24	54
1,582	Series 329, Class 1, PO, 01/01/33	1,415
6,408	Series 339, Class 18, IO, 4.500%, 08/01/33	646
8,928	Series 339, Class 21, IO, 4.500%, 08/01/33	924
4,243	Series 339, Class 28, IO, 5.500%, 08/01/33	332
2,527	Series 345, Class 6, IO, VAR, 5.000%, 12/01/33	279
8,611	Series 365, Class 8, IO, 5.500%, 05/01/36	1,016
1,200	Series 368, Class 3, IO, 4.500%, 11/01/20	97
7,163	Series 374, Class 5, IO, 5.500%, 08/01/36	837
5,663	Series 393, Class 6, IO, 5.500%, 04/25/37	716
	Federal National Mortgage Association Whole Loan,
364	Series 2002-W5, Class A10, IF, IO, 7.626%, 11/25/30	17
2,433	Series 2003-W1, Class 1A1, 6.500%, 12/25/42	2,550
814	Series 2003-W1, Class 2A, 7.500%, 12/25/42	867
428	Series 2003-W4, Class 2A, 6.500%, 10/25/42	441
1,279	Series 2004-W1, Class 2A2, 7.000%, 12/25/33	1,314
2,858	Series 2004-W2, Class 2A2, 7.000%, 02/25/44	2,982
7,082	Series 2007-W5, Class PO, PO, 06/25/37	4,257
	Government National Mortgage Association,
1,893	Series 1994-3, Class PQ, 7.488%, 07/16/24	2,019
1,113	Series 1994-4, Class KQ, 7.988%, 07/16/24	1,176
6,274	Series 1994-7, Class PQ, 6.500%, 10/16/24	6,677
874	Series 1996-16, Class E, 7.500%, 08/16/26	916
1,318	Series 1997-8, Class PN, 7.500%, 05/16/27	1,388
301	Series 1997-11, Class D, 7.500%, 07/20/27	311
718	Series 1998-26, Class K, 7.500%, 09/17/25	767
4,239	Series 1999-4, Class ZB, 6.000%, 02/20/29	4,461
3,674	Series 1999-10, Class ZC, 6.500%, 04/20/29	3,769
332	Series 1999-15, Class E, 6.500%, 01/16/29	338
630	Series 1999-30, Class S, IF, IO, 8.145%, 08/16/29	60
41	Series 1999-33, Class SM, IF, 9.200%, 09/16/29	41
775	Series 1999-40, Class ZW, 7.500%, 11/20/29	816
1,236	Series 1999-41, Class Z, 8.000%, 11/16/29	1,326
340	Series 1999-44, Class PC, 7.500%, 12/20/29	371
6,573	Series 1999-44, Class ZC, 8.500%, 12/16/29	7,330
1,077	Series 1999-44, Class ZG, 8.000%, 12/20/29	1,166
862	Series 2000-6, Class Z, 7.500%, 02/20/30	905
429	Series 2000-9, Class Z, 8.000%, 06/20/30	467
4,525	Series 2000-9, Class ZJ, 8.500%, 02/16/30	4,961
804	Series 2000-12, Class ST, HB, IF, 37.437%, 02/16/30	1,131
1,000	Series 2000-14, Class PD, 7.000%, 02/16/30	1,065
284	Series 2000-16, Class ZN, 7.500%, 02/16/30	304
6,025	Series 2000-21, Class Z, 9.000%, 03/16/30	6,682
1,073	Series 2000-26, Class TZ, 8.500%, 09/20/30	1,142
296	Series 2000-26, Class Z, 7.750%, 09/20/30	296
59	Series 2000-30, Class ST, IF, 11.050%, 12/16/22	71
866	Series 2000-31, Class Z, 9.000%, 10/20/30	870
267	Series 2000-34, Class SG, IF, IO, 8.060%, 10/20/30	30
510	Series 2000-35, Class ZA, 9.000%, 11/20/30	537
74	Series 2000-36, Class IK, IO, 9.000%, 11/16/30	15
367	Series 2000-37, Class B, 8.000%, 12/20/30	375
201	Series 2000-38, Class AH, 7.150%, 12/20/30	205
406	Series 2001-4, Class SJ, IF, IO, 7.684%, 01/19/30	45
569	Series 2001-6, Class SD, IF, IO, 8.095%, 03/16/31	58
981	Series 2001-7, Class PK, 6.500%, 03/20/31	1,035
2,663	Series 2001-8, Class Z, 6.500%, 03/20/31	2,821
44	Series 2001-32, Class WA, IF, 18.950%, 07/20/31	49
653	Series 2001-35, Class SA, IF, IO, 7.795%, 08/16/31	75

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   31

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
515	Series 2001-36, Class S, IF, IO, 7.595%, 08/16/31	58
2,800	Series 2001-64, Class MQ, 6.500%, 12/20/31	2,946
615	Series 2002-3, Class SP, IF, IO, 6.935%, 01/16/32	74
1,139	Series 2002-7, Class PG, 6.500%, 01/20/32	1,191
2,847	Series 2002-24, Class AG, IF, IO, 7.495%, 04/16/32	324
272	Series 2002-24, Class SB, IF, 11.242%, 04/16/32	258
6,984	Series 2002-31, Class SE, IF, IO, 7.045%, 04/16/30	718
2,258	Series 2002-40, Class UK, 6.500%, 06/20/32	2,396
114	Series 2002-41, Class SV, IF, 9.000%, 06/16/32	122
8,709	Series 2002-45, Class QE, 6.500%, 06/20/32	9,241
3,306	Series 2002-47, Class PG, 6.500%, 07/16/32	3,511
5,604	Series 2002-47, Class ZA, 6.500%, 07/20/32	5,950
157	Series 2002-51, Class SG, HB, IF, 30.463%, 04/20/31	201
4,629	Series 2002-52, Class GH, 6.500%, 07/20/32	4,921
1,373	Series 2002-54, Class GB, 6.500%, 08/20/32	1,459
5,527	Series 2002-69, Class PO, 02/20/32	5,100
1,732	Series 2002-70, Class AV, 6.000%, 03/20/12	1,793
4,689	Series 2002-70, Class PS, IF, IO, 7.230%, 08/20/32	480
1,411	Series 2002-75, Class PB, 6.000%, 11/20/32	1,461
997	Series 2002-79, Class KV, 6.000%, 11/20/13	1,017
357	Series 2002-80, Class EB, 7.000%, 01/20/32	358
2,255	Series 2002-88, Class VA, 6.000%, 12/20/17	2,306
1,971	Series 2003-4, Class NI, IO, 5.500%, 01/20/32	162
1,151	Series 2003-4, Class NY, 5.500%, 12/20/13	1,201
1,987	Series 2003-8, Class PO, PO, 01/16/32	1,733
3,369	Series 2003-11, Class SK, IF, IO, 7.245%, 02/16/33	417
1,569	Series 2003-12, Class SP, IF, IO, 7.230%, 02/20/33	164
370	Series 2003-24, Class PO, PO, 03/16/33	318
2,000	Series 2003-34, Class TO, PO, 02/16/32	1,758
1,960	Series 2003-40, Class TC, 7.500%, 03/20/33	2,122
1,960	Series 2003-40, Class TJ, 6.500%, 03/20/33	2,086
1,120	Series 2003-46, Class MG, 6.500%, 05/20/33	1,193
2,072	Series 2003-46, Class TC, 6.500%, 03/20/33	2,228
1,224	Series 2003-52, Class AP, PO, 06/16/33	1,013
3,196	Series 2003-58, Class BE, 6.500%, 01/20/33	3,331
1,146	Series 2003-60, Class NS, IF, 15.499%, 07/16/33	1,228
3,038	Series 2003-66, Class ED, 5.000%, 08/20/28	3,081
3,737	Series 2003-76, Class LS, IF, IO, 6.730%, 09/20/31	252
434	Series 2003-90, Class PO, PO, 10/20/33	391
223	Series 2003-95, Class SC, IF, IO, 6.539%, 09/17/31	2
1,511	Series 2003-98, Class PC, 5.000%, 02/20/29	1,539
5,358	Series 2003-112, Class SA, IF, IO, 6.095%, 12/16/33	481
20,000	Series 2003-112, Class TS, IF, IO, 6.480%, 10/20/32	3,650
1,000	Series 2003-114, Class SH, IF, 13.858%, 11/17/32	949
13,434	Series 2004-11, Class SW, IF, IO, 5.030%, 02/20/34	1,147
11,030	Series 2004-15, Class SA, IF, 18.370%, 12/20/32	11,523
1,135	Series 2004-27, Class VJ, 6.000%, 02/20/15	1,178
1,452	Series 2004-28, Class S, IF, 18.411%, 04/16/34	1,506
6,152	Series 2004-46, Class PO, PO, 06/20/34	5,412
3,538	Series 2004-68, Class PO, PO, 05/20/31	3,299
19,940	Series 2004-68, Class SA, IF, IO, 6.330%, 05/20/31	1,361
2,121	Series 2004-73, Class AE, IF, 13.904%, 08/17/34	2,071
14,903	Series 2004-73, Class JL, IF, IO, 6.095%, 09/16/34	1,121
2,780	Series 2004-83, Class AP, IF, 13.273%, 10/16/34	2,796
1,924	Series 2004-89, Class LS, IF, 22.715%, 10/16/34	2,184
17,463	Series 2004-96, Class SC, IF, IO, 5.610%, 11/20/34	1,110
26,766	Series 2005-3, Class SK, IF, IO, 6.280%, 01/20/35	2,544
1,405	Series 2005-6, Class GS, IF, 12.560%, 12/20/32	1,323
27,599	Series 2005-17, Class SL, IF, IO, 6.230%, 07/20/34	2,581
3,749	Series 2005-44, Class SP, IF, 11.260%, 10/20/34	3,530
3,292	Series 2005-56, Class IC, IO, 5.500%, 07/20/35	494
1,270	Series 2005-65, Class SA, IF, 20.952%, 08/20/35	1,238

SEE NOTES TO FINANCIAL STATEMENTS.

32   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
807	Series 2005-66, Class SP, IF, 19.317%, 08/16/35	881
6,778	Series 2005-69, Class SY, IF, IO, 6.280%, 11/20/33	833
3,010	Series 2005-82, Class PO, PO, 10/20/35	2,693
3,542	Series 2005-93, Class JO, PO, 03/20/31	3,291
6,582	Series 2006-16, Class OP, PO, 03/20/36	5,737
4,729	Series 2006-33, Class Z, 6.500%, 07/20/36	4,940
4,939	Series 2006-38, Class ZK, 6.500%, 08/20/36	5,155
1,707	Series 2006-57, Class PZ, 5.565%, 10/20/36	1,696
11,204	Series 2006-59, Class SD, IF, IO, 6.230%, 10/20/36	714
30,058	Series 2006-65, Class SA, IF, IO, 6.330%, 11/20/36	2,042
22,047	Series 2007-17, Class JI, IF, IO, 6.355%, 04/16/37	1,941
9,490	Series 2007-17, Class JO, PO, 04/16/37	8,319
15,261	Series 2007-19, Class SD, IF, IO, 5.730%, 04/20/37	863
38,720	Series 2007-26, Class SC, IF, IO, 5.730%, 05/20/37	2,076
2,899	Series 2007-28, Class BO, PO, 05/20/37	2,630
17,593	Series 2007-35, Class PO, PO, 06/16/37	14,805
2,694	Series 2007-35, Class TO, PO, 04/20/35	2,521
5,267	Series 2007-36, Class HO, PO, 06/16/37	4,702
7,165	Series 2007-49, Class NO, PO, 12/20/35	6,672
15,410	Series 2007-57, Class PO, PO, 03/20/37	13,680
25,416	Series 2007-71, Class SB, IF, IO, 6.230%, 07/20/36	1,791
12,984	Series 2007-74, Class SL, IF, IO, 6.085%, 11/16/37	937
44,413	Series 2007-79, Class SY, IF, IO, 6.080%, 12/20/37	2,429
2,829	Series 2008-7, Class SK, IF, 18.540%, 11/20/37	3,027
3,752	Series 2008-7, Class SP, IF, 12.460%, 10/20/37	3,602
5,897	Series 2008-20, Class PO, PO, 09/20/37	5,142
3,565	Series 2008-23, Class IO, IO, 6.000%, 02/20/37	436
22,841	Series 2008-25, Class SB, IF, IO, 6.430%, 03/20/38	1,426
15,339	Series 2008-32, Class PI, IO, 5.500%, 10/16/37	2,345
5,000	Series 2008-36, Class AY, 5.000%, 04/16/23	5,144
43,614	Series 2008-36, Class SH, IF, IO, 5.830%, 04/20/38	2,398
46,365	Series 2008-40, Class SA, IF, IO, 5.945%, 05/16/38	3,957
31,328	Series 2008-41, Class SA, IF, IO, 5.870%, 05/20/38	2,136
3,458	Series 2008-43, Class NA, 5.500%, 11/20/37	3,584
3,000	Series 2008-50, Class KB, 6.000%, 06/20/38	3,104
6,802	Series 2008-60, Class PO, PO, 01/20/38	6,299
18,458	Series 2008-71, Class SC, IF, IO, 5.530%, 08/20/38	1,082
11,532	Series 2008-79, Class CS, 6.330%, 06/20/35	10,045
46,522	Series 2008-93, Class AS, IF, IO, 5.230%, 12/20/38	2,443
40,000	Series 2009-6, Class SA, IF, IO, 5.700%, 02/16/39	3,646
	Vendee Mortgage Trust,
1,255	Series 1994-1, Class 1, VAR, 5.626%, 02/15/24	1,295
11,584	Series 1994-1, Class 2ZB, 6.500%, 02/15/24	12,055
1,876	Series 1996-1, Class 1Z, 6.750%, 02/15/26	1,990
1,192	Series 1996-2, Class 1Z, 6.750%, 06/15/26	1,236
2,775	Series 1997-1, Class 2Z, 7.500%, 02/15/27	3,166
3,404	Series 1998-1, Class 2E, 7.000%, 03/15/28	3,612
		2,102,054
	Non-Agency CMO — 10.4%
1,615	ABN Amro Mortgage Corp., Series 2003-9, Class A2, 4.500%, 08/25/18	1,532
16,934	American General Mortgage Loan Trust, Series 2006-1, Class A2, VAR, 5.750%, 12/25/35 (e)	15,978
7,000	American Home Mortgage Investment Trust, Series 2005-3, Class 2A4, VAR, 4.848%, 09/25/35	3,620
	Banc of America Alternative Loan Trust,
534	Series 2003-1, Class APO, PO, 02/25/33	231
967	Series 2003-11, Class PO, PO, 01/25/34	470
756	Series 2004-6, Class 15PO, PO, 07/25/19	497
1,433	Series 2005-5, Class 1CB1, 5.500%, 06/25/35	612
	Banc of America Funding Corp.,
2,912	Series 2003-3, Class 1A33, 5.500%, 10/25/33	2,662
1,551	Series 2004-1, Class PO, PO, 03/25/34	934
3,000	Series 2005-6, Class 2A7, 5.500%, 10/25/35	2,337
3,033	Series 2005-7, Class 30PO, PO, 11/25/35	1,586
1,360	Series 2005-8, Class 30PO, PO, 01/25/36	738
4,685	Series 2005-E, Class 4A1, VAR, 4.503%, 03/20/35	3,508
3,497	Series 2006-1, Class XPO, PO, 01/25/36	1,459

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   33

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Non-Agency CMO — Continued
	Banc of America Mortgage Securities, Inc.,
1,940	Series 2003-5, Class 3A1, 7.500%, 02/25/31	1,761
568	Series 2003-7, Class A2, 4.750%, 09/25/18	550
11,733	Series 2003-8, Class 3A3, 5.500%, 11/25/33	10,163
1,059	Series 2003-8, Class A, PO, 11/25/33	570
12,954	Series 2004-3, Class 15IO, IO, VAR, 0.210%, 04/25/19	56
579	Series 2004-4, Class APO, PO, 05/25/34	353
3,374	Series 2004-5, Class 2A2, 5.500%, 06/25/34	2,105
1,877	Series 2004-6, Class 2A7, 5.500%, 07/25/34	1,585
2,451	Series 2004-6, Class A, PO, 07/25/34	1,302
402	Series 2004-8, Class 5PO, PO, 05/25/32	203
1,220	Series 2004-8, Class XPO, PO, 10/25/34	713
596	Series 2004-9, Class 3PO, PO, 09/25/32	283
8,581	Series 2004-E, Class 2A5, VAR, 4.112%, 06/25/34	6,927
5,048	Series 2004-J, Class 3A1, VAR, 5.066%, 11/25/34	3,906
	Bear Stearns Adjustable Rate Mortgage Trust,
1,093	Series 2003-7, Class 3A, VAR, 4.948%, 10/25/33 (i)	896
16,664	Series 2006-1, Class A1, VAR, 4.625%, 02/25/36	10,895
2,469	Cendant Mortgage Corp., Series 2003-8, Class 1P, PO, 10/25/33	1,062
1,952	Chase Mortgage Finance Corp., Series 2003-S6, Class A1, 5.000%, 06/25/18	1,929
	Citicorp Mortgage Securities, Inc.,
413	Series 1993-14, Class A3, VAR, 1.700%, 11/25/23	391
6,458	Series 2004-1, Class 3A1, 4.750%, 01/25/34	6,317
6,435	Series 2004-2, Class A1, 5.000%, 03/25/34	6,185
1,400	Series 2004-5, Class 2A5, 4.500%, 08/25/34	1,235
6,553	Series 2004-8, Class 1A1, 5.500%, 10/25/34	5,805
5,000	Series 2006-4, Class 1A2, 6.000%, 08/25/36	3,452
	Citigroup Mortgage Loan Trust, Inc.,
607	Series 2003-1, Class 2A6, PO, 10/25/33	231
1,094	Series 2003-1, Class PO2, PO, 10/25/33	676
972	Series 2003-1, Class PO3, PO, 09/25/33	430
187	Series 2003-1, Class WPO1, PO, 06/25/16	127
846	Series 2003-UP3, Class A3, 7.000%, 09/25/33	720
3,957	Series 2003-UST1, Class A1, 5.500%, 12/25/18	3,943
1,249	Series 2003-UST1, Class PO1, PO, 12/25/18	948
579	Series 2003-UST1, Class PO3, PO, 12/25/18	464
655	Series 2005-1, Class 2A1A, VAR, 5.315%, 04/25/35	356
2,396	Series 2005-5, Class 1A2, VAR, 6.092%, 08/25/35	1,357
	Countrywide Alternative Loan Trust,
1,801	Series 2002-8, Class A4, 6.500%, 07/25/32	1,626
481	Series 2002-17, Class A7, 2.500%, 01/25/33	446
970	Series 2003-6T2, Class A6, 5.500%, 06/25/33	721
6,693	Series 2004-2CB, Class 1A9, 5.750%, 03/25/34	3,506
2,630	Series 2004-14T2, Class A5, 5.500%, 08/25/34	1,690
9,000	Series 2004-18CB, Class 2A4, 5.700%, 09/25/34	6,555
2,324	Series 2005-5R, Class A1, 5.250%, 12/25/18	2,041
15,502	Series 2005-1CB, Class 1A6, IF, IO, 6.626%, 03/25/35	1,224
22,000	Series 2005-20CB, Class 3A8, IF, IO, 4.276%, 07/25/35	939
33,427	Series 2005-22T1, Class A2, IF, IO, 4.596%, 06/25/35	1,579
1,341	Series 2005-26CB, Class A10, IF, 12.191%, 07/25/35	1,099
8,000	Series 2005-28CB, Class 1A4, 5.500%, 08/25/35	2,692
475	Series 2005-28CB, Class 1A5, 5.500%, 08/25/35	350
516	Series 2005-28CB, Class 3A5, 6.000%, 08/25/35	355
43,576	Series 2005-54CB, Class 1A2, IF, IO, 4.376%, 11/25/35	2,089
980	Series 2005-54CB, Class 1A7, 5.500%, 11/25/35	778
8,000	Series 2005-54CB, Class 1A11, 5.500%, 11/25/35	4,366
3,062	Series 2005-64CB, Class 1A9, 5.500%, 12/25/35	1,531
23,582	Series 2005-J1, Class 1A4, IF, IO, 4.626%, 02/25/35	1,104
7,000	Series 2007-21CB, Class 1A5, 6.000%, 09/25/37	2,867
1,500	Series 2007-21CB, Class 2A6, 6.000%, 09/25/37	444
	Countrywide Home Loan Mortgage Pass-Through Trust,
6,045	Series 2002-22, Class A20, 6.250%, 10/25/32	5,279
6,443	Series 2003-26, Class 1A6, 3.500%, 08/25/33	5,275
3,403	Series 2003-29, Class A1, 5.500%, 08/25/33	2,821

SEE NOTES TO FINANCIAL STATEMENTS.

34   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Non-Agency CMO — Continued
873	Series 2003-34, Class A11, 5.250%, 09/25/33	627
1,120	Series 2003-44, Class A9, PO, 10/25/33	592
750	Series 2003-J2, Class A17, IF, IO, 6.926%, 04/25/33	50
4,309	Series 2003-J7, Class 4A3, IF, 9.162%, 08/25/18	3,677
587	Series 2004-7, Class 2A1, VAR, 4.045%, 06/25/34	408
1,005	Series 2004-HYB1, Class 2A, VAR, 5.131%, 05/20/34	717
3,807	Series 2004-HYB3, Class 2A, VAR, 4.155%, 06/20/34	2,188
2,608	Series 2004-HYB6, Class A3, VAR, 5.079%, 11/20/34	1,391
3,557	Series 2004-J6, Class 2A1, 4.750%, 07/25/14	3,479
1,888	Series 2004-J8, Class 1A2, 4.750%, 11/25/19	1,541
1,477	Series 2005-14, Class A2, 5.500%, 07/25/35	1,070
1,395	Series 2005-16, Class A21, 5.500%, 09/25/35	1,359
1,000	Series 2005-16, Class A23, 5.500%, 09/25/35	753
7,055	Series 2005-22, Class 2A1, VAR, 5.247%, 11/25/35	3,835
	CS First Boston Mortgage Securities Corp.,
2,695	Series 2003-1, Class DB1, 6.564%, 02/25/33	2,423
6,747	Series 2003-23, Class 1P, PO, 10/25/33	3,663
4,400	Series 2003-23, Class 2A5, 5.000%, 10/25/18	4,059
10,590	Series 2003-23, Class 3A10, 5.750%, 09/25/33	10,408
1,623	Series 2003-25, Class 2A1, 4.500%, 10/25/18	1,505
6,000	Series 2004-4, Class 3A5, 5.500%, 08/25/34	5,825
577	Series 2004-5, Class 5P, PO, 08/25/19	279
1,500	Series 2005-9, Class AP, PO, 10/25/35	690
821	Series 2005-10, Class AP, PO, 11/25/35	482
5,288	Deutsche ALT-A Securities, Inc. Alternate Loan Trust, Series 2005-3, Class 1A1, VAR, 5.282%, 06/25/20	4,530
	First Boston Mortgage Securities Corp. 1987 STRIPS,
113	Series C, Class IO, IO, 10.965%, 04/25/17	22
62	Series C, Class PO, PO, 04/25/17	59
	First Horizon Alternative Mortgage Securities,
3,016	Series 2005-FA8, Class 1A19, 5.500%, 11/25/35	1,625
28,467	Series 2007-FA4, Class 1A2, IF, IO, 5.176%, 08/25/37	1,499
	First Horizon Asset Securities, Inc.,
759	Series 2003-7, Class 2A1, 4.500%, 09/25/18	742
2,827	Series 2003-9, Class 1A6, 5.500%, 11/25/33	2,124
3,695	Series 2004-AR2, Class 2A1, VAR, 4.565%, 05/25/34	2,800
5,632	Series 2004-AR7, Class 2A1, VAR, 4.914%, 02/25/35	4,483
8,267	Series 2005-AR1, Class 2A2, VAR, 4.998%, 04/25/35	6,057
	GMAC Mortgage Corp. Loan Trust,
2,760	Series 2003-J7, Class A10, 5.500%, 11/25/33	2,606
3,264	Series 2003-J7, Class A2, 4.500%, 11/25/33	3,115
1,746	Series 2003-J8, Class A, 5.250%, 12/25/33	1,527
1,664	Series 2004-J1, Class A15, 5.250%, 04/25/34	1,573
4,327	Series 2005-AR3, Class 3A3, VAR, 4.856%, 06/19/35	3,421
5,000	Series 2005-AR3, Class 3A4, VAR, 4.856%, 06/19/35	2,046
	GSR Mortgage Loan Trust,
1,422	Series 2003-3F, Class 4A3, 5.750%, 04/25/33	1,310
2,719	Series 2003-6F, Class A2, VAR, 0.874%, 09/25/32	2,444
6,619	Series 2004-9, Class 5A5, VAR, 3.908%, 08/25/34	5,172
4,300	Series 2004-6F, Class 3A4, 6.500%, 05/25/34	3,391
2,802	Series 2004-10F, Class 1A1, 4.500%, 08/25/19	2,701
1,551	Series 2004-10F, Class 2A1, 5.000%, 08/25/19	1,433
864	Series 2004-13F, Class 3A3, 6.000%, 11/25/34	663
345	Series 2004-15F, Class AP, PO, 12/25/34	174
8,145	Series 2005-7F, Class 3A9, 6.000%, 09/25/35	5,565
839	Series 2005-AR6, Class 3A1, VAR, 4.559%, 09/25/35	596
3,000	Series 2006-1F, Class 1A3, 5.500%, 02/25/36	2,004
10,055	Series 2006-1F, Class 2A4, 6.000%, 02/25/36	3,249
3,122	Series 2006-2F, Class 2A15, 5.750%, 02/25/36	2,781
13,000	Series 2007-1F, Class 2A4, 5.500%, 01/25/37	8,382
197	Impac Secured Assets CMN Owner Trust, Series 2004-3, Class 1A4, VAR, 0.874%, 11/25/34	93
40,499	Indymac Index Mortgage Loan Trust, Series 2005-AR11, Class A7, IO, VAR, 0.636%, 08/25/35	506
	Lehman Mortgage Trust,
4,814	Series 2006-2, Class 1A1, VAR, 6.481%, 04/25/36	3,589
2,500	Series 2007-6, Class 1A8, 6.000%, 07/25/37	697
10,000	Series 2008-2, Class 1A6, 6.000%, 03/25/38	5,328

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   35

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Non-Agency CMO — Continued
	MASTR Adjustable Rate Mortgages Trust,
3,010	Series 2004-3, Class 4A2, VAR, 4.501%, 04/25/34	2,233
5,139	Series 2004-13, Class 2A1, VAR, 4.552%, 04/21/34	4,079
12,000	Series 2004-13, Class 3A6, VAR, 3.788%, 11/21/34	8,418
1,464	Series 2004-15, Class 3A1, VAR, 5.590%, 12/25/34	1,100
	MASTR Alternative Loans Trust,
1,130	Series 2003-9, Class 8A1, 6.000%, 01/25/34	964
2,825	Series 2004-3, Class 2A1, 6.250%, 04/25/34	2,389
1,558	Series 2004-6, Class 30PO, PO, 07/25/34	719
863	Series 2004-6, Class 7A1, 6.000%, 07/25/34	718
1,200	Series 2004-7, Class 30PO, PO, 08/25/34	536
4,864	Series 2004-8, Class 6A1, 5.500%, 09/25/19	4,312
1,547	Series 2004-10, Class 1A1, 4.500%, 09/25/19	1,342
6,805	Series 2005-6, Class 3A1, 5.500%, 11/25/20	5,353
	MASTR Asset Securitization Trust,
601	Series 2003-1, Class 2A12, 5.000%, 06/25/30	600
1,432	Series 2003-2, Class 2A1, 4.500%, 03/25/18	1,312
2,000	Series 2003-2, Class 2A10, 4.500%, 03/25/18	1,707
617	Series 2003-4, Class 2A2, 5.000%, 05/25/18	612
1,645	Series 2003-9, Class 2A7, 5.500%, 10/25/33	1,438
2,390	Series 2003-9, Class 15PO, PO, 10/25/18	1,146
1,446	Series 2003-11, Class 3A1, 4.500%, 12/25/18	1,413
985	Series 2003-11, Class 6A2, 4.000%, 12/25/33	954
1,022	Series 2003-12, Class 30PO, PO, 12/25/33	532
3,634	Series 2003-12, Class 6A1, 5.000%, 12/25/33	3,152
692	Series 2004-1, Class 30PO, PO, 02/25/34	415
827	Series 2004-4, Class 3A1, 4.500%, 04/25/19	754
1,207	Series 2004-6, Class 15PO, PO, 05/25/19	935
6,833	Series 2004-8, Class 1A1, 4.750%, 08/25/19	5,621
666	Series 2004-8, Class PO, PO, 08/25/19	330
3,440	Series 2004-9, Class 5A1, 5.250%, 09/25/19	3,049
2,300	Series 2006-2, Class 1A30, 6.000%, 06/25/36	1,102
9,278	MASTR Resecuritization Trust, Series 2005-PO, Class 3PO, PO, 05/28/35 (e)	5,474
702	Medallion Trust, (Australia), Series 2004-1G, Class A1, VAR, 1.379%, 05/25/35	579
	Merrill Lynch Mortgage Investors, Inc.,
12,372	Series 2005-A2, Class A1, VAR, 4.485%, 02/25/35	8,262
415	Series 2005-A8, Class A1B1, VAR, 5.250%, 08/25/36	393
208	Merrill Lynch Trust, Series 47, Class Z, 8.985%, 10/20/20	221
—(h)	Morgan Stanley Mortgage Trust, Series 35, Class 2, HB, IF, 14,868.500%, 04/20/21	29
3,075	MortgageIT Trust, Series 2005-1, Class 1A1, VAR, 0.794%, 02/25/35	1,415
	Nomura Asset Acceptance Corp.,
1,828	Series 2003-A1, Class A1, 5.500%, 05/25/33	1,530
967	Series 2003-A1, Class A2, 6.000%, 05/25/33	854
101	Series 2003-A1, Class A5, 7.000%, 04/25/33	92
213	Series 2003-A1, Class A7, 5.000%, 04/25/18	202
1,440	Series 2004-R2, Class A1, VAR, 6.500%, 10/25/34 (e)	1,249
	Paine Webber CMO Trust,
13	Series H, Class 4, 8.750%, 04/01/18	13
47	Series P, Class 4, 8.500%, 08/01/19	50
2,643	Prime Mortgage Trust, Series 2004-R1, Class A4, PO, 07/27/33	1,797
	Residential Accredit Loans, Inc.,
3,592	Series 2001-QS19, Class A2, 6.000%, 12/25/16	3,570
890	Series 2002-QS16, Class A3, IF, 15.632%, 10/25/17	838
2,785	Series 2002-QS8, Class A5, 6.250%, 06/25/17	2,823
2,703	Series 2003-QR19, Class CB4, 5.750%, 10/25/33	2,065
1,909	Series 2003-QS3, Class A2, IF, 15.458%, 02/25/18	1,597
1,707	Series 2003-QS3, Class A8, IF, IO, 7.126%, 02/25/18	131
4,702	Series 2003-QS9, Class A3, IF, IO, 7.076%, 05/25/18	382
4,054	Series 2003-QS12, Class A2A, IF, IO, 7.126%, 06/25/18	327
1,234	Series 2003-QS12, Class A5, IO, 5.000%, 06/25/18	147
8,561	Series 2003-QS14, Class A1, 5.000%, 07/25/18	7,945
3,005	Series 2003-QS18, Class A1, 5.000%, 09/25/18	2,789
1,680	Series 2004-QS8, Class A2, 5.000%, 06/25/34	1,506
3,000	Series 2005-QA6, Class A32, VAR, 5.624%, 05/25/35	1,483
1,953	Series 2005-QA7, Class A21, VAR, 4.826%, 07/25/35	1,005
766	Series 2006-QS4, Class A7, IF, 19.463%, 04/25/36	606

SEE NOTES TO FINANCIAL STATEMENTS.

36   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Non-Agency CMO — Continued
946	Series 2007-QS1, Class 1A1, 6.000%, 01/25/37	591
	Residential Asset Securitization Trust,
7,639	Series 2003-A8, Class A5, 4.250%, 10/25/18	6,915
1,867	Series 2003-A13, Class A3, 5.500%, 01/25/34	1,534
391	Series 2003-A14, Class A1, 4.750%, 02/25/19	301
27,996	Series 2005-A2, Class A4, IF, IO, 4.576%, 03/25/35	3,286
1,061	Series 2005-A11, Class PO, PO, 10/25/35	473
4,274	Series 2006-A4, Class 2A5, 6.000%, 05/25/36	2,804
	Residential Funding Mortgage Securities I,
5,872	Series 2003-S7, Class A17, 4.000%, 05/25/33	4,775
2,240	Series 2003-S12, Class 4A5, 4.500%, 12/25/32	2,195
1,680	Series 2003-S13, Class A3, 5.500%, 06/25/33	1,309
1,487	Series 2003-S14, Class A4, PO, 07/25/18	944
4,156	Series 2003-S16, Class A3, 5.000%, 09/25/18	4,106
655	Series 2004-S6, Class 2A6, PO, 06/25/34	348
2,007	Series 2005-SA4, Class 1A1, VAR, 5.006%, 09/25/35	1,323
341	Residential Funding Securities LLC, Series 2003-RM2, Class AP-3, PO, 05/25/33	157
	Salomon Brothers Mortgage Securities VII, Inc.,
20	Series 2000-UP1, Class A2, 8.000%, 09/25/30	16
475	Series 2003-UP2, Class 1, PO, 12/25/18	310
4,200	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 5A4, VAR, 4.965%, 06/25/34	2,542
	Structured Asset Securities Corp.,
180	Series 2002-10H, Class 1AP, PO, 05/25/32	136
2,942	Series 2003-8, Class 1A2, 5.000%, 04/25/18	2,711
2,628	Series 2003-21, Class 1A3, 5.500%, 07/25/33	2,435
12,141	Series 2003-29, Class 1A1, 4.750%, 09/25/18	11,997
1,942	Series 2003-30, Class 1A1, 5.500%, 10/25/33	1,698
1,722	Series 2003-31A, Class B1, VAR, 5.085%, 10/25/33 (i)	894
10,498	Series 2004-20, Class 1A3, 5.250%, 11/25/34	9,584
	WaMu Mortgage Pass-Through Certificates,
8,295	Series 2003-S8, Class A4, 4.500%, 09/25/18	7,570
1,946	Series 2003-S8, Class A5, 4.500%, 09/25/18	1,489
2,191	Series 2003-S8, Class A6, 4.500%, 09/25/18	1,923
1,179	Series 2003-S9, Class P, PO, 10/25/33	545
2,123	Series 2003-S10, Class A2, 5.000%, 10/25/18	2,097
729	Series 2003-S10, Class A6, PO, 10/25/18	432
688	Series 2004-AR3, Class A2, VAR, 4.243%, 06/25/34	524
1,273	Series 2004-RS2, Class A4, 5.000%, 11/25/33	800
2,000	Series 2006-AR8, Class 1A2, VAR, 5.844%, 08/25/46	1,166
831	Series 2006-AR10, Class 2P, VAR, 09/25/36	632
	Washington Mutual Alternative Mortgage Pass-Through Certificates,
8,934	Series 2005-1, Class 1A1, 5.500%, 03/25/35	5,810
585	Series 2005-1, Class CP, PO, 03/25/35	261
32,909	Series 2005-2, Class 1A4, IF, IO, 4.576%, 04/25/35	1,465
9,254	Series 2005-2, Class 2A3, IF, IO, 4.526%, 04/25/35	405
7,000	Series 2005-4, Class CB7, 5.500%, 06/25/35	3,871
2,848	Series 2005-6, Class 2A4, 5.500%, 08/25/35	1,906
1,346	Series 2006-1, Class 3A2, 5.750%, 02/25/36	984
666	Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2002-MS12, Class A, 6.500%, 05/25/32	590
1,434	Wells Fargo Alternative Loan Trust, Series 2007-PA3, Class 1A2, 5.750%, 07/25/37	587
	Wells Fargo Mortgage Backed Securities Trust,
1,356	Series 2003-8, Class A9, 4.500%, 08/25/18	1,325
1,237	Series 2003-11, Class 1A, PO, 10/25/18	580
3,360	Series 2003-11, Class 1A4, 4.750%, 10/25/18	2,922
2,694	Series 2003-13, Class A7, 4.500%, 11/25/18	2,633
644	Series 2003-15, Class APO, PO, 12/25/18	302
1,859	Series 2003-16, Class 2A1, 4.500%, 12/25/18	1,817
1,634	Series 2003-17, Class 2A4, 5.500%, 01/25/34	1,569
1,524	Series 2003-K, Class 1A2, VAR, 4.486%, 11/25/33	1,206
2,584	Series 2004-7, Class 2A1, 4.500%, 07/25/19	2,499
2,155	Series 2004-7, Class 2A2, 5.000%, 07/25/19	2,108
3,483	Series 2004-8, Class APO, PO, 08/25/19	1,768
4,079	Series 2004-P, Class 2A1, VAR, 4.235%, 09/25/34	2,997
4,200	Series 2004-S, Class A5, VAR, 3.738%, 09/25/34	4,167
5,650	Series 2004-BB, Class A4, VAR, 4.557%, 01/25/35	4,211
3,754	Series 2004-EE, Class 3A1, VAR, 4.434%, 12/25/34	2,867
1,591	Series 2005-14, Class 2APO, PO, 12/25/35	776
841	Series 2005-AR10, Class 2A4, VAR, 4.219%, 06/25/35	826
1,390	Series 2006-5, Class 1A1, 5.250%, 04/25/36	1,350
1,550	Series 2007-7, Class A7, 6.000%, 06/25/37	898
11,000	Series 2007-9, Class 1A8, 5.500%, 07/25/37	6,356

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   37

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Non-Agency CMO — Continued
10,909	Series 2007-11, Class A14, 6.000%, 08/25/37	8,080
		559,072
	Total Collateralized Mortgage Obligations (Cost $2,725,858)	2,661,126
	Commercial Mortgage-Backed Securities — 0.9%
7,500	Banc of America Commercial Mortgage, Inc., Series 2005-6, Class ASB, VAR, 5.180%, 09/10/47	5,834
	Bear Stearns Commercial Mortgage Securities,
3,050	Series 2005-PWR9, Class AAB, 4.804%, 09/11/42	2,434
4,640	Series 2006-PW11, Class A4, VAR, 5.456%, 03/11/39	3,424
1,523	Series 2006-PW14, Class A1, 5.044%, 12/11/38	1,471
2,908	Citigroup Commercial Mortgage Trust, Series 2006-C4, Class A1, VAR, 5.725%, 03/15/49	2,863
309	DLJ Commercial Mortgage Corp., Series 1999-CG2, Class A1B, VAR, 7.300%, 06/10/32	308
767	GMAC Commercial Mortgage Securities, Inc., Series 2003-C1, Class A1, 3.337%, 05/10/36	716
3,200	LB-UBS Commercial Mortgage Trust, Series 2008-C1, Class A2, VAR, 6.149%, 04/15/41	2,033
	Merrill Lynch Mortgage Trust,
2,500	Series 2005-LC1, Class A4, VAR, 5.291%, 01/12/44	1,814
5,100	Series 2005-MCP1, Class ASB, VAR, 4.674%, 06/12/43	4,155
3,950	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-1, Class A4, VAR, 5.423%, 02/12/39	2,741
	Morgan Stanley Capital I,
1,520	Series 2006-IQ12, Class A1, 5.257%, 12/15/43	1,480
1,026	Series 2006-T23, Class A1, 5.682%, 08/12/41	940
25	Morgan Stanley Dean Witter Capital I, Series 2002-TOP7, Class A2, 5.980%, 01/15/39	24
13,200	TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class A3, VAR, 6.086%, 08/15/39	9,946
7,585	Wachovia Bank Commercial Mortgage Trust, Series 2004-C15, Class A2, 4.039%, 10/15/41	7,183
	Total Commercial Mortgage-Backed Securities (Cost $58,407)	47,366
	Corporate Bonds — 15.3%
	Aerospace & Defense — 0.1%
1,250	Honeywell International, Inc., 5.300%, 03/01/18 (c)	1,255
1,660	Lockheed Martin Corp., 7.750%, 05/01/26	1,895
1,600	Northrop Grumman Systems Corp., 7.125%, 02/15/11	1,711
651	Systems 2001 AT LLC, (Cayman Islands), 7.156%, 12/15/11 (e)	554
5	United Technologies Corp., 6.100%, 05/15/12	5
		5,420
	Air Freight & Logistics — 0.0% (g)
1,350	United Parcel Service, Inc., 5.500%, 01/15/18	1,394
	Airlines — 0.1%
538	American Airlines Pass Through Trust, 7.024%, 10/15/09 (c)	522
	Continental Airlines, Inc.,
1,400	7.056%, 09/15/09	1,358
425	7.256%, 03/15/20	361
750	7.487%, 10/02/10	683
	UAL Pass-Through Trust,
166	6.071%, 03/01/13	160
220	6.201%, 03/01/10	208
		3,292
	Automobiles — 0.1%
4,426	Daimler Finance North America LLC, 7.200%, 09/01/09 (c)	4,413
	Beverages — 0.2%
	Anheuser-Busch Cos., Inc.,
800	5.500%, 01/15/18	710
1,100	5.750%, 04/01/36	847
1,250	Anheuser-Busch InBev Worldwide, Inc., 7.750%, 01/15/19 (e)	1,251
1,250	Coca-Cola Enterprises, Inc., 8.500%, 02/01/12	1,393
2,400	Diageo Capital plc, (United Kingdom), 7.375%, 01/15/14	2,669
1,800	Diageo Finance BV, (Netherlands), 5.300%, 10/28/15	1,797
400	Diageo Investment Corp., 9.000%, 08/15/11	441
2,050	FBG Finance Ltd., (Australia), 5.125%, 06/15/15 (e)	1,741
925	PepsiCo, Inc., 7.900%, 11/01/18	1,112
750	SABMiller plc, (United Kingdom), 6.500%, 07/01/16 (e)	668
		12,629

SEE NOTES TO FINANCIAL STATEMENTS.

38   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Biotechnology — 0.0% (g)
625	Amgen, Inc., 5.700%, 02/01/19	630
	Broadcasting & Cable TV — 0.0% (g)
1,100	News America Holdings, Inc., 8.000%, 10/17/16	1,095
1,250	Time Warner Cable, Inc., 6.750%, 07/01/18	1,185
		2,280
	Building Products — 0.0% (g)
700	Masco Corp., 5.850%, 03/15/17	467
	Capital Markets — 1.6%
800	Bank of New York Mellon Corp. (The), 5.125%, 08/27/13	794
	Bear Stearns Cos., LLC (The),
5,821	3.250%, 03/25/09 (y)	5,821
1,000	5.700%, 11/15/14 (y)	948
2,650	6.400%, 10/02/17 (y)	2,600
1,150	7.250%, 02/01/18 (y)	1,193
	Credit Suisse USA, Inc.,
616	4.700%, 06/01/09	619
1,200	4.875%, 01/15/15	1,097
1,400	5.500%, 08/15/13	1,376
8,639	6.125%, 11/15/11	8,748
	Goldman Sachs Group, Inc. (The),
2,096	4.750%, 07/15/13	1,918
1,000	5.150%, 01/15/14	911
1,535	5.250%, 10/15/13	1,420
9,000	5.950%, 01/18/18	8,045
3,142	6.600%, 01/15/12	3,151
560	6.650%, 05/15/09	563
1,600	6.750%, 10/01/37	1,138
6,329	6.875%, 01/15/11	6,415
286	7.350%, 10/01/09	290
1,270	7.500%, 02/15/19	1,258
	Lehman Brothers Holdings, Inc.,
151	3.950%, 11/10/09 (d)	20
2,090	4.800%, 03/13/14 (d)	272
800	5.750%, 05/17/13 (d)	104
2,300	6.000%, 07/19/12 (d)	299
2,167	6.625%, 01/18/12 (d)	282
400	6.750%, 12/28/17 (d)	—	(h)
219	7.875%, 11/01/09 (d)	28
	Merrill Lynch & Co., Inc.,
500	4.790%, 08/04/10	460
2,625	5.450%, 07/15/14	2,167
1,000	5.700%, 05/02/17	707
550	6.050%, 08/15/12	487
4,190	6.150%, 04/25/13	3,874
2,535	6.400%, 08/28/17	1,994
3,415	6.875%, 04/25/18	2,841
	Morgan Stanley,
728	4.250%, 05/15/10	710
2,133	4.750%, 04/01/14	1,789
1,000	5.300%, 03/01/13	938
1,300	5.750%, 08/31/12	1,259
3,094	6.000%, 04/28/15	2,814
3,612	6.600%, 04/01/12	3,587
1,000	6.625%, 04/01/18	923
7,421	6.750%, 04/15/11	7,451
504	8.000%, 06/15/10	498
1,904	State Street Corp., 7.650%, 06/15/10	1,901
	UBS AG, (Switzerland),
1,900	5.750%, 04/25/18	1,661
825	5.875%, 12/20/17	731
		86,102
	Chemicals — 0.3%
600	Air Products & Chemicals, Inc., 4.150%, 02/01/13	588
1,680	Dow Capital BV, (Netherlands), 8.500%, 06/08/10	1,661
	Dow Chemical Co. (The),
450	6.000%, 10/01/12	384
580	6.125%, 02/01/11	543
1,345	7.375%, 11/01/29	864
	EI Du Pont de Nemours & Co.,
500	4.875%, 04/30/14	506
3,100	6.000%, 07/15/18	3,037
3,050	Monsanto Co., 7.375%, 08/15/12	3,351
1,150	Potash Corp. of Saskatchewan, (Canada), 4.875%, 03/01/13	1,113
1,900	PPG Industries, Inc., 5.750%, 03/15/13	1,911
	Praxair, Inc.,
1,500	4.625%, 03/30/15 (c)	1,540
1,295	5.250%, 11/15/14	1,371
		16,869
	Commercial Banks — 1.3%
	Barclays Bank plc, (United Kingdom),
1,900	5.450%, 09/12/12	1,890
3,200	6.050%, 12/04/17 (e)	2,652
1,500	Cadets Trust, 4.800%, 07/15/13 (e)	1,378
350	Fifth Third Bancorp, 5.450%, 01/15/17	254

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   39

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Commercial Banks — Continued
	Goldman Sachs Group, Inc. (The),
10	5.700%, 09/01/12	10
650	6.150%, 04/01/18	590
308	HSBC Holdings plc, (United Kingdom), 7.350%, 11/27/32	265
1,750	Huntington National Bank (The), 8.000%, 04/01/10	1,679
3,150	Key Bank N.A., 5.500%, 09/17/12	2,964
	Keycorp,
2,296	4.700%, 05/21/09	2,289
1,400	6.500%, 05/14/13 (c)	1,381
3,500	Manufacturers & Traders Trust Co., 6.625%, 12/04/17	3,035
2,250	Marshall & Ilsley Corp., 5.350%, 04/01/11	2,105
1,500	National City Bank, VAR, 1.243%, 01/21/10	1,454
1,800	PNC Funding Corp., 5.250%, 11/15/15	1,644
3,105	Popular North America, Inc., 4.700%, 06/30/09	3,059
1,200	Regions Financial Corp., 7.375%, 12/10/37	879
2,232	Royal Bank of Canada, (Canada), 3.875%, 05/04/09	2,241
	SunTrust Banks, Inc.,
3,515	5.250%, 11/05/12	3,528
1,000	6.000%, 09/11/17	937
1,120	6.375%, 04/01/11	1,120
505	7.250%, 03/15/18	510
	U.S. Bank N.A.,
690	6.375%, 08/01/11	725
3,080	7.125%, 12/01/09	3,150
1,400	US Bancorp, 7.500%, 06/01/26	1,294
	Wachovia Bank N.A.,
2,700	6.600%, 01/15/38	2,378
1,064	7.800%, 08/18/10	1,103
	Wachovia Corp.,
1,400	4.875%, 02/15/14	1,252
1,500	5.500%, 05/01/13	1,444
7,600	5.750%, 02/01/18 (c)	7,103
	Wells Fargo & Co.,
2,932	3.125%, 04/01/09	2,934
2,340	4.200%, 01/15/10	2,337
430	5.000%, 11/15/14	395
5,000	5.625%, 12/11/17	4,746
	Wells Fargo Bank N.A.,
570	4.750%, 02/09/15	507
3,500	5.750%, 05/16/16	3,257
2,856	7.550%, 06/21/10	2,918/FONT>
		71,407
	Commercial Services & Supplies — 0.0% (g)
1,165	Waste Management, Inc., 7.375%, 03/11/19	1,158
	Communications Equipment — 0.1%
	Cisco Systems, Inc.,
1,100	5.500%, 02/22/16 (c)	1,139
2,000	5.900%, 02/15/39	1,862
		3,001
	Computers & Peripherals — 0.3%
	Hewlett-Packard Co.,
1,000	4.500%, 03/01/13	1,009
1,600	4.750%, 06/02/14	1,592
1,500	5.400%, 03/01/17	1,506
4,000	6.125%, 03/01/14	4,234
	International Business Machines Corp.,
3,500	5.700%, 09/14/17	3,590
660	6.220%, 08/01/27	658
4,000	7.625%, 10/15/18	4,526
		17,115
	Consumer Finance — 0.5%
4,100	American Express Credit Corp., 7.300%, 08/20/13	4,067
1,120	American General Finance Corp., 5.375%, 10/01/12	507
238	Capital One Bank USA N.A., 5.750%, 09/15/10	236
	Capital One Financial Corp.,
900	5.700%, 09/15/11	839
2,365	6.250%, 11/15/13	2,160
900	6.750%, 09/15/17 (c)	791
	HSBC Finance Corp.,
1,400	4.750%, 05/15/09	1,402
2,000	5.000%, 06/30/15	1,728
1,100	5.250%, 01/15/14	1,028
200	5.500%, 01/19/16	175
280	6.375%, 11/27/12	268
468	6.750%, 05/15/11	471
3,665	7.000%, 05/15/12	3,645
	International Lease Finance Corp.,
689	5.875%, 05/01/13	419
480	6.375%, 03/15/09	477
4,300	6.375%, 03/25/13	2,710
450	John Deere Capital Corp., 4.500%, 04/03/13	443
	SLM Corp.,
3,200	4.000%, 01/15/10	2,704
1,400	5.375%, 01/15/13	911

SEE NOTES TO FINANCIAL STATEMENTS.

40   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Consumer Finance — Continued
952	Washington Mutual Finance Corp., 6.875%, 05/15/11 (d)	869
		25,850
	Diversified Financial Services — 2.7%
2,000	Allstate Life Global Funding Trusts, 5.375%, 04/30/13	1,973
	Associates Corp. of North America,
1,400	7.950%, 02/15/10	1,397
2,484	8.150%, 08/01/09	2,511
1,470	8.550%, 07/15/09	1,488
	Bank of America Corp.,
4,500	4.900%, 05/01/13	3,964
1,000	5.625%, 10/14/16	846
5,915	5.750%, 12/01/17	4,991
1,484	7.400%, 01/15/11	1,378
7,373	7.800%, 02/15/10	7,002
1,300	BHP Billiton Finance USA Ltd., (Australia), 5.400%, 03/29/17	1,208
	Caterpillar Financial Services Corp.,
1,450	4.850%, 12/07/12	1,385
1,500	4.900%, 08/15/13	1,439
750	5.450%, 04/15/18	656
600	5.500%, 03/15/16	541
4,000	6.200%, 09/30/13	4,038
3,000	7.050%, 10/01/18	2,919
600	7.150%, 02/15/19	575
	CIT Group, Inc.,
2,100	5.000%, 02/13/14	1,164
3,000	7.625%, 11/30/12	2,351
	Citigroup, Inc.,
1,000	4.700%, 05/29/15	779
1,000	5.500%, 02/15/17	658
3,292	5.625%, 08/27/12	2,410
4,000	6.000%, 08/15/17	3,406
1,750	6.125%, 11/21/17	1,495
4,500	6.125%, 05/15/18 (c)	3,880
420	6.200%, 03/15/09	420
	CME Group, Inc.,
6,000	5.400%, 08/01/13	5,978
700	5.750%, 02/15/14	704
1,000	ConocoPhillips Canada Funding Co. I, (Canada), 5.625%, 10/15/16	1,012
	General Electric Capital Corp.,
2,000	4.375%, 11/21/11	1,959
1,176	4.625%, 09/15/09	1,181
13,500	5.250%, 10/19/12	13,255
4,400	5.625%, 09/15/17	3,835
15,000	5.625%, 05/01/18	12,850
11,757	5.875%, 02/15/12	11,753
1,900	5.875%, 01/14/38	1,351
18,512	6.000%, 06/15/12	18,416
4,649	6.125%, 02/22/11	4,759
4,416	6.750%, 03/15/32	3,618
900	6.875%, 01/10/39	728
4,000	Genworth Global Funding Trusts, 5.200%, 10/08/10	3,665
2,095	Goldman Sachs Capital I, 6.345%, 02/15/34	1,235
	National Rural Utilities Cooperative Finance Corp.,
3,000	4.750%, 03/01/14	2,988
455	10.375%, 11/01/18	539
	Textron Financial Corp.,
1,630	5.125%, 02/03/11	1,113
1,900	5.400%, 04/28/13	1,123
		146,936
	Diversified Telecommunication Services — 1.3%
	AT&T, Inc.,
5,400	4.950%, 01/15/13	5,412
760	5.100%, 09/15/14	753
800	5.500%, 02/01/18	765
1,300	5.600%, 05/15/18	1,251
5,000	6.300%, 01/15/38	4,492
1,288	Bellsouth Capital Funding Corp., 7.750%, 02/15/10	1,347
790	BellSouth Corp., 5.200%, 09/15/14	785
1,596	Bellsouth Telecommunications, Inc., 6.300%, 12/15/15	1,606
	British Telecommunications plc, (United Kingdom),
5,000	5.150%, 01/15/13	4,592
4,966	8.625%, 12/15/10	5,175
	Deutsche Telekom International Finance BV, (Netherlands),
785	5.250%, 07/22/13	788
200	8.750%, 06/15/30	227
4,820	France Telecom S.A., (France), 7.750%, 03/01/11	5,178
1,120	GTE Corp., 7.510%, 04/01/09	1,124
3,164	Nynex Capital Funding Co., SUB, 8.230%, 10/15/09	3,183

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   41

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Diversified Telecommunication Services — Continued
	Sprint Capital Corp.,
1,665	6.900%, 05/01/19	1,082
1,485	7.625%, 01/30/11	1,288
560	8.375%, 03/15/12	454
1,534	8.750%, 03/15/32	924
	Telecom Italia Capital S.A., (Luxembourg),
2,100	4.950%, 09/30/14	1,809
1,600	5.250%, 11/15/13	1,437
1,875	6.999%, 06/04/18	1,692
3,300	Telefonica Emisiones S.A.U., (Spain), 5.855%, 02/04/13	3,383
1,512	TELUS Corp., (Canada), 8.000%, 06/01/11	1,566
	Verizon Communications, Inc.,
1,975	5.500%, 02/15/18	1,869
250	5.550%, 02/15/16	242
1,500	8.750%, 11/01/18	1,715
3,650	Verizon Florida LLC, 6.125%, 01/15/13	3,642
	Verizon Global Funding Corp.,
4,621	7.250%, 12/01/10	4,880
1,540	7.375%, 09/01/12	1,649
823	Verizon Maryland, Inc., 6.125%, 03/01/12	831
600	Verizon New England, Inc., 4.750%, 10/01/13	546
880	Verizon New York, Inc., Series B, 7.375%, 04/01/32	815
1,232	Verizon Pennsylvania, Inc., 8.350%, 12/15/30	1,215
1,193	Verizon Virginia, Inc., 4.625%, 03/15/13	1,146
1,500	Verizon Wireless Capital LLC, 5.550%, 02/01/14 (e)	1,491
		70,354
	Electric Utilities — 1.3%
	Alabama Power Co.,
392	4.700%, 12/01/10	402
700	6.125%, 05/15/38	713
392	Appalachian Power Co., 6.600%, 05/01/09	393
1,110	Arizona Public Service Co., 4.650%, 05/15/15	905
	Carolina Power & Light Co.,
1,260	5.125%, 09/15/13	1,298
300	5.300%, 01/15/19	300
1,300	CenterPoint Energy Houston Electric LLC, 5.750%, 01/15/14	1,287
1,400	Cleveland Electric Illuminating Co. (The), 7.880%, 11/01/17	1,456
1,300	Columbus Southern Power Co., 6.050%, 05/01/18	1,235
750	Connecticut Light & Power Co., 5.650%, 05/01/18	766
	Duke Energy Carolinas LLC,
1,400	5.100%, 04/15/18 (c)	1,398
1,000	5.625%, 11/30/12	1,035
1,016	6.250%, 01/15/12	1,067
3,100	Duke Energy Indiana, Inc., 6.350%, 08/15/38	3,278
2,814	Exelon Generation Co. LLC, 6.950%, 06/15/11	2,856
1,470	FirstEnergy Corp., 7.375%, 11/15/31	1,255
	Florida Power & Light Co.,
500	5.950%, 10/01/33	512
1,000	5.950%, 02/01/38	1,026
	Florida Power Corp.,
500	4.800%, 03/01/13	507
950	5.650%, 06/15/18	975
700	6.400%, 06/15/38	736
	FPL Group Capital, Inc.,
750	5.350%, 06/15/13	762
1,200	7.875%, 12/15/15 (c)	1,356
	Georgia Power Co.,
400	5.950%, 02/01/39	396
1,000	6.000%, 11/01/13	1,078
240	Indiana Michigan Power Co., 7.000%, 03/15/19	234
250	Jersey Central Power & Light Co., 7.350%, 02/01/19	251
212	Kiowa Power Partners LLC, 4.811%, 12/30/13 (e)	193
550	Midamerican Energy Co., 5.300%, 03/15/18	535
800	Nevada Power Co., 6.500%, 08/01/18	755
2,560	Nisource Finance Corp., 6.150%, 03/01/13	2,190
1,500	Ohio Power Co., 5.750%, 09/01/13	1,522
670	Oncor Electric Delivery Co., 5.950%, 09/01/13 (e)	657
	Pacific Gas & Electric Co.,
1,650	5.625%, 11/30/17	1,682
650	8.250%, 10/15/18	778
250	Pacificorp, 5.500%, 01/15/19	252
800	Peco Energy Co., 5.350%, 03/01/18	784
675	Pepco Holdings, Inc., 6.450%, 08/15/12	659
1,320	Potomac Electric Power Co., 6.500%, 11/15/37	1,281
	PSEG Power LLC,
2,190	5.500%, 12/01/15	1,994
1,322	7.750%, 04/15/11	1,374
1,255	8.625%, 04/15/31	1,285
225	Public Service Co. of Colorado, 5.800%, 08/01/18	234

SEE NOTES TO FINANCIAL STATEMENTS.

42   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Electric Utilities — Continued
3,350	Public Service Co. of Oklahoma, 6.625%, 11/15/37	2,889
	Public Service Electric & Gas Co.,
625	5.300%, 05/01/18	625
4,600	6.330%, 11/01/13	4,943
	Southern California Edison Co.,
1,400	5.500%, 08/15/18	1,446
1,400	5.750%, 03/15/14	1,509
645	5.950%, 02/01/38	661
	Spectra Energy Capital LLC,
2,000	5.500%, 03/01/14	1,851
250	5.668%, 08/15/14	231
3,645	6.250%, 02/15/13	3,461
980	8.000%, 10/01/19	964
	Virginia Electric and Power Co.,
2,150	5.100%, 11/30/12	2,176
3,600	5.400%, 04/30/18 (c)	3,576
800	5.950%, 09/15/17	825
		68,809
	Electronic Equipment, Instruments & Components — 0.0% (g)
1,000	Arrow Electronics, Inc., 6.875%, 07/01/13	925
	Food & Staples Retailing — 0.2%
	Kroger Co. (The),
2,000	7.500%, 01/15/14	2,208
1,680	8.050%, 02/01/10	1,732
	Wal-Mart Stores, Inc.,
1,260	4.250%, 04/15/13	1,320
1,200	5.250%, 09/01/35	1,114
1,050	6.200%, 04/15/38	1,089
700	7.550%, 02/15/30	832
		8,295
	Food Products — 0.4%
	Cargill, Inc.,
1,400	5.200%, 01/22/13 (e)	1,364
800	6.375%, 06/01/12 (e)	813
1,600	General Mills, Inc., 6.000%, 02/15/12	1,680
	Kellogg Co.,
1,300	4.250%, 03/06/13	1,296
2,100	5.125%, 12/03/12	2,187
	Kraft Foods, Inc.,
3,050	6.125%, 02/01/18	3,030
2,545	6.500%, 08/11/17	2,591
1,000	6.750%, 02/19/14	1,067
1,600	6.875%, 02/01/38	1,587
2,700	6.875%, 01/26/39	2,685
		18,300
	Gas Utilities — 0.2%
220	Atmos Energy Corp., 5.125%, 01/15/13	206
430	CenterPoint Energy Resources Corp., 6.125%, 11/01/17	361
1,008	KeySpan Gas East Corp., 7.875%, 02/01/10	1,034
1,600	Schlumberger Technology Corp., 6.500%, 04/15/12 (e)	1,698
	TransCanada Pipelines Ltd., (Canada),
1,150	4.000%, 06/15/13	1,091
1,500	6.200%, 10/15/37	1,245
2,100	7.250%, 08/15/38	2,054
		7,689
	Health Care Equipment & Supplies — 0.0% (g)
	Baxter International, Inc.,
1,000	4.000%, 03/01/14	1,000
400	4.625%, 03/15/15	401
		1,401
	Health Care Providers & Services — 0.0% (g)
650	WellPoint, Inc., 7.000%, 02/15/19	648
	Hotels, Restaurants & Leisure — 0.0% (g)
1,725	McDonald’s Corp., 4.300%, 03/01/13	1,800
	Household Durables — 0.0% (g)
1,485	Centex Corp., 5.700%, 05/15/14	1,188
	Household Products — 0.1%
450	Kimberly-Clark Corp., 7.500%, 11/01/18	517
2,150	Procter & Gamble — ESOP, 9.360%, 01/01/21	2,712
1,000	Procter & Gamble Co., 5.500%, 02/01/34	985
		4,214
	Industrial Conglomerates — 0.0% (g)
1,100	Siemens Financieringsmaatschappij N.V., (Netherlands), 5.750%, 10/17/16 (e)	1,097
	Insurance — 1.2%
	American International Group, Inc.,
1,984	4.250%, 05/15/13	1,131
2,500	5.450%, 05/18/17	1,318
1,425	5.600%, 10/18/16	781
3,248	ASIF Global Financing XIX, 4.900%, 01/17/13 (e)	2,043
	Berkshire Hathaway Finance Corp.,
2,800	4.600%, 05/15/13	2,843
600	5.000%, 08/15/13	620

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   43

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Insurance — Continued
5,500	5.400%, 05/15/18	5,454
930	Chubb Corp. (The), 5.750%, 05/15/18	894
	Jackson National Life Global Funding,
2,000	5.375%, 05/08/13 (e)	1,827
2,520	6.125%, 05/30/12 (e)	2,414
1,512	John Hancock Global Funding II, 7.900%, 07/02/10 (e)	1,562
2,980	Liberty Mutual Group, Inc., 5.750%, 03/15/14 (c) (e)	2,391
2,464	MassMutual Global Funding II, 3.500%, 03/15/10 (e)	2,395
2,500	MetLife Life and Annuity Co. of Connecticut, 5.125%, 08/15/14 (e)	2,251
815	MetLife, Inc., 6.817%, 08/15/18	763
	Metropolitan Life Global Funding I,
1,624	5.200%, 09/18/13 (e)	1,520
1,450	5.750%, 07/25/11 (e)	1,420
3,360	Monumental Global Funding II, 4.375%, 07/30/09 (e)	3,342
	Nationwide Financial Services,
1,130	5.900%, 07/01/12	1,018
1,182	6.250%, 11/15/11	1,101
	New York Life Global Funding,
4,900	4.650%, 05/09/13 (e)	4,811
3,920	5.375%, 09/15/13 (e)	3,941
2,000	Pacific Life Global Funding, 5.150%, 04/15/13 (c) (e)	1,951
6,021	Principal Life Global Funding I, 6.250%, 02/15/12 (e)	5,913
	Principal Life Income Funding Trusts,
1,750	5.150%, 06/17/11	1,628
2,500	5.300%, 12/14/12	2,324
1,425	5.300%, 04/24/13	1,358
	Protective Life Secured Trusts,
1,199	4.000%, 10/07/09	1,188
3,360	4.000%, 04/01/11	3,096
870	Travelers Cos, Inc. (The), 5.800%, 05/15/18	842
790	Travelers Property Casualty Corp., 5.000%, 03/15/13	778
		64,918
	Integrated Telecommunication Services — 0.1%
2,295	AT&T, Inc., 5.625%, 06/15/16	2,259
300	British Telecommunications plc, (United Kingdom), 9.125%, 12/15/30	286
1,000	France Telecom S.A., (France), 8.500%, 03/01/31	1,248
1,000	Telefonica Europe BV, (Netherlands), 7.750%, 09/15/10	1,051
		4,844
	IT Services — 0.1%
2,600	Electronic Data Systems Corp., 6.000%, 08/01/13	2,745
	Machinery — 0.1%
2,300	Eaton Corp., 5.600%, 05/15/18	2,160
775	Ingersoll-Rand Co., (Bermuda), 6.391%, 11/15/27	773
250	PACCAR, Inc., 6.375%, 02/15/12	257
600	Parker Hannifin Corp., 5.500%, 05/15/18	573
		3,763
	Media — 0.5%
5,847	Comcast Cable Communications Holdings, Inc., 8.375%, 03/15/13	6,237
2,100	Comcast Cable Communications LLC, 7.125%, 06/15/13	2,163
4,088	Comcast Cable Holdings LLC, 9.800%, 02/01/12	4,415
	Comcast Corp.,
2,095	5.500%, 03/15/11	2,126
1,100	5.900%, 03/15/16	1,037
1,022	Cox Communications, Inc., 7.750%, 11/01/10	1,044
2,415	Historic TW, Inc., 9.150%, 02/01/23	2,389
900	News America, Inc., 7.250%, 05/18/18	835
1,337	TCI Communications, Inc., 7.125%, 02/15/28	1,173
900	Thomson Reuters Corp., (Canada), 5.950%, 07/15/13	889
	Time Warner Cable, Inc.,
1,200	5.850%, 05/01/17	1,085
550	8.250%, 02/14/14	573
	Time Warner Entertainment Co. LP,
2,020	8.375%, 03/15/23	1,963
1,288	10.150%, 05/01/12	1,393
255	Time Warner, Inc., 7.700%, 05/01/32	241
1,720	Viacom, Inc., 6.250%, 04/30/16	1,463
		29,026
	Metals & Mining — 0.1%
	Alcoa, Inc.,
1,385	5.550%, 02/01/17	897
2,400	6.000%, 07/15/13	1,901
2,800	Rio Tinto Finance USA Ltd., (Australia), 5.875%, 07/15/13	2,545
		5,343

SEE NOTES TO FINANCIAL STATEMENTS.

44   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Multiline Retail — 0.1%
1,800	Nordstrom, Inc., 7.000%, 01/15/38	1,191
	Target Corp.,
1,400	6.000%, 01/15/18	1,382
1,900	7.000%, 01/15/38	1,825
		4,398
	Multi-Utilities — 0.3%
2,750	Aquila, Inc., 11.875%, 07/01/12	2,901
	Dominion Resources, Inc.,
1,113	6.250%, 06/30/12	1,147
1,200	7.000%, 06/15/38	1,180
1,500	8.875%, 01/15/19	1,716
2,100	DTE Energy Co., 6.650%, 04/15/09	2,100
	Sempra Energy,
2,300	6.150%, 06/15/18	2,125
1,400	8.900%, 11/15/13	1,520
1,550	9.800%, 02/15/19	1,717
	Wisconsin Electric Power Co.,
1,200	6.000%, 04/01/14	1,287
1,175	6.250%, 12/01/15	1,248
		16,941
	Oil, Gas & Consumable Fuels — 0.9%
455	Alberta Energy Co. Ltd., (Canada), 7.375%, 11/01/31	394
8,100	BP Capital Markets plc, (United Kingdom), 5.250%, 11/07/13	8,607
2,000	Canadian Natural Resources Ltd., (Canada), 6.750%, 02/01/39	1,594
5,500	Chevron Corp., 4.950%, 03/03/19	5,491
1,040	Conoco Funding Co., (Canada), 7.250%, 10/15/31	1,090
	ConocoPhillips,
1,200	5.200%, 05/15/18	1,148
2,000	5.750%, 02/01/19	1,957
1,200	6.500%, 02/01/39	1,163
2,520	8.750%, 05/25/10	2,709
800	Devon Financing Corp. ULC, (Canada), 6.875%, 09/30/11	842
1,800	EOG Resources, Inc., 6.875%, 10/01/18	1,948
1,155	Husky Energy, Inc., (Canada), 6.150%, 06/15/19	1,019
1,230	Kerr-McGee Corp., 6.950%, 07/01/24	999
1,830	Marathon Oil Canada Corp., (Canada), 8.375%, 05/01/12	1,900
	Marathon Oil Corp.,
2,400	5.900%, 03/15/18	2,167
2,400	6.000%, 10/01/17	2,171
1,000	PC Financial Partnership, 5.000%, 11/15/14	865
2,000	Petro-Canada, (Canada), 6.800%, 05/15/38	1,473
2,045	Pioneer Natural Resources Co., 5.875%, 07/15/16	1,560
6,000	Shell International Finance BV, (Netherlands), 6.375%, 12/15/38	6,246
900	Suncor Energy, Inc., (Canada), 6.850%, 06/01/39	655
300	Tosco Corp., 7.800%, 01/01/27	322
	XTO Energy, Inc.,
2,300	4.625%, 06/15/13	2,199
2,100	5.750%, 12/15/13	2,088
		50,607
	Paper & Forest Products — 0.1%
	International Paper Co.,
1,904	4.000%, 04/01/10	1,806
216	5.850%, 10/30/12	192
700	Weyerhaeuser Co., 6.750%, 03/15/12	663
		2,661
	Pharmaceuticals — 0.2%
350	Abbott Laboratories, 6.150%, 11/30/37	368
2,700	AstraZeneca plc, (United Kingdom), 5.400%, 06/01/14	2,925
	GlaxoSmithKline Capital, Inc.,
2,250	4.850%, 05/15/13	2,359
2,100	6.375%, 05/15/38	2,208
865	Schering-Plough Corp., 6.000%, 09/15/17	869
790	Wyeth, 6.450%, 02/01/24	842
		9,571
	Real Estate Investment Trusts (REITs) — 0.1%
1,750	HRPT Properties Trust, 6.650%, 01/15/18	1,114
	Simon Property Group LP,
1,500	5.625%, 08/15/14	1,287
1,770	6.100%, 05/01/16	1,401
		3,802
	Real Estate Management & Development — 0.0% (g)
392	ERP Operating LP, 4.750%, 06/15/09	389
	Road & Rail — 0.2%
	Burlington Northern Santa Fe Corp.,
1,375	6.125%, 03/15/09	1,376
700	6.750%, 07/15/11	740
1,300	7.000%, 02/01/14	1,389
1,425	7.125%, 12/15/10	1,490

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   45

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Road & Rail — Continued
300	7.290%, 06/01/36	305
400	Erac USA Finance Co., 6.375%, 10/15/17 (e)	260
	Norfolk Southern Corp.,
299	5.590%, 05/17/25	258
871	5.640%, 05/17/29	755
2,300	6.750%, 02/15/11	2,407
326	7.250%, 02/15/31 (c)	342
34	7.800%, 05/15/27	35
	Union Pacific Corp.,
1,600	5.650%, 05/01/17	1,513
1,250	5.700%, 08/15/18	1,185
		12,055
	Software — 0.1%
	Oracle Corp.,
1,700	5.250%, 01/15/16	1,719
2,800	5.750%, 04/15/18	2,832
850	6.500%, 04/15/38	844
		5,395
	Specialty Retail — 0.1%
3,600	Home Depot, Inc., 5.400%, 03/01/16	3,212
1,535	Staples, Inc., 9.750%, 01/15/14	1,610
		4,822
	Thrifts & Mortgage Finance — 0.1%
	Countrywide Home Loans, Inc.,
3,080	4.000%, 03/22/11	2,870
230	4.125%, 09/15/09	228
1,400	Wachovia Mortgage FSB, 4.500%, 06/15/09	1,396
		4,494
	Water Utilities — 0.0% (g)
1,725	American Water Capital Corp., 6.085%, 10/15/17	1,548
	Wireless Telecommunication Services — 0.2%
	New Cingular Wireless Services, Inc.,
5,547	7.875%, 03/01/11	5,928
1,215	8.750%, 03/01/31	1,331
2,000	Sprint Nextel Corp., 6.000%, 12/01/16 (c)	1,300
4,350	Vodafone Group plc, (United Kingdom), 5.000%, 09/15/15	4,131
		12,690
	Total Corporate Bonds (Cost $873,487)	823,695
	Foreign Government Securities — 0.2%
560	Province of Quebec, (Canada), SUB, 7.365%, 03/06/26	661
	United Mexican States, (Mexico),
2,035	5.875%, 01/15/14	2,076
2,105	6.375%, 01/16/13	2,207
4,881	7.500%, 04/08/33	4,844
2,925	8.300%, 08/15/31	3,134
	Total Foreign Government Securities (Cost $12,708)	12,922
	Mortgage Pass-Through Securities — 13.2%
	Federal Home Loan Mortgage Corp.,
3,027	ARM, 4.162%, 04/01/34	3,051
1,760	ARM, 4.200%, 12/01/33	1,753
172	ARM, 4.628%, 07/01/19	174
117	ARM, 4.873%, 04/01/30	119
1,629	ARM, 5.051%, 08/01/35	1,666
417	ARM, 5.153%, 09/01/32	422
2,568	ARM, 5.167%, 02/01/36	2,647
1,055	ARM, 5.336%, 01/01/37	1,079
3,148	ARM, 5.439%, 07/01/37	3,225
2,348	ARM, 5.701%, 11/01/36	2,419
5,891	ARM, 5.901%, 10/01/36	6,101
846	ARM, 5.919%, 02/01/37	879
	Federal Home Loan Mortgage Corp. Gold Pools, 15 Year, Single Family,
9,552	4.000%, 04/01/14 – 05/01/19	9,697
5,419	4.500%, 08/01/18 – 10/01/18	5,576
35,232	5.000%, 10/01/17 – 12/01/18	36,522
24,930	5.500%, 06/01/17 – 06/01/20	26,004
36,901	6.000%, 04/01/18 – 03/01/22	38,730
11,781	6.500%, 07/01/16 – 03/01/22	12,359
114	7.000%, 04/01/17	120
251	7.500%, 09/01/10 – 11/01/15	259
86	8.500%, 11/01/15	99
	Federal Home Loan Mortgage Corp. Gold Pools, 20 Year, Single Family,
684	6.000%, 12/01/22	711
1,904	6.500%, 11/01/22	2,010
	Federal Home Loan Mortgage Corp. Gold Pools, 30 Year, Single Family,
6,758	4.000%, 10/01/33	6,697
36,812	5.000%, 01/01/34 – 03/01/35	37,515
8,274	5.500%, 10/01/33 – 07/01/35	8,507
3,147	6.000%, 10/01/29 – 01/01/34	3,280
10,677	6.500%, 08/01/29 – 11/01/37	11,213

SEE NOTES TO FINANCIAL STATEMENTS.

46   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Mortgage Pass-Through Securities — Continued
467	7.000%, 07/01/32 – 08/01/32	499
	Federal Home Loan Mortgage Corp. Gold Pools, Other,
1,935	6.500%, 06/01/37	2,013
4,225	7.000%, 07/01/29 – 08/01/47	4,412
	Federal Home Loan Mortgage Corp., 30 Year, Single Family,
—(h)	7.500%, 07/01/16	—	(h)
32	12.000%, 08/01/15 – 07/01/19	36
	Federal National Mortgage Association,
14,732	ARM, 4.059%, 01/01/36	14,767
1,175	ARM, 4.066%, 04/01/34	1,186
1,636	ARM, 4.104%, 09/01/33	1,653
387	ARM, 4.156%, 07/01/34	385
2,876	ARM, 4.205%, 09/01/33	2,914
1,295	ARM, 4.206%, 08/01/35	1,313
553	ARM, 4.273%, 05/01/35	562
22	ARM, 4.296%, 01/01/19	21
431	ARM, 4.386%, 01/01/36	435
291	ARM, 4.446%, 09/01/27	290
1,358	ARM, 4.462%, 11/01/34	1,373
5,760	ARM, 4.556%, 04/01/35	5,819
279	ARM, 4.625%, 03/01/29	279
2,042	ARM, 4.647%, 08/01/33	2,079
2,080	ARM, 4.724%, 11/01/34	2,124
1,829	ARM, 4.755%, 09/01/35	1,872
13,133	ARM, 4.828%, 01/01/35	13,365
1,028	ARM, 4.918%, 02/01/35	1,038
1,385	ARM, 4.919%, 08/01/34	1,412
2,179	ARM, 4.944%, 01/01/34	2,224
1,293	ARM, 4.972%, 08/01/34	1,299
2,300	ARM, 4.993%, 01/01/35	2,372
936	ARM, 5.000%, 08/01/34	962
2,968	ARM, 5.007%, 03/01/35	3,032
2,996	ARM, 5.017%, 05/01/35	3,073
1,922	ARM, 5.061%, 10/01/34	1,949
804	ARM, 5.077%, 01/01/34	819
2,985	ARM, 5.119%, 11/01/33	3,074
3,224	ARM, 5.138%, 10/01/34	3,252
1,380	ARM, 5.229%, 02/01/36	1,389
2,513	ARM, 5.274%, 09/01/36	2,589
3,802	ARM, 5.409%, 06/01/36	3,906
4,278	ARM, 5.679%, 08/01/36	4,232
3,286	ARM, 5.685%, 01/01/37	3,402
	Federal National Mortgage Association, 15 Year, Single Family,
868	3.500%, 04/01/19	852
17,823	4.000%, 07/01/18 – 12/01/20	17,990
64,384	4.500%, 05/01/18 – 12/01/19	65,832
50,103	5.000%, 12/01/16 – 09/01/19	51,849
72,085	5.500%, 02/01/18 – 07/01/20	75,057
22,857	6.000%, 06/01/16 – 07/01/21	23,945
4,639	6.500%, 03/01/17 – 04/01/22	4,861
2,524	7.000%, 03/01/17 – 11/01/17	2,676
110	7.500%, 03/01/17	116
228	8.000%, 11/01/12 – 11/01/15	238
	Federal National Mortgage Association, 20 Year, Single Family,
1,606	6.000%, 02/01/14 – 04/01/24	1,666
8,544	6.500%, 05/01/22 – 07/01/24	9,073
54	ARM, 4.536%, 03/01/19	53
	Federal National Mortgage Association, 30 Year FHA/VA,
321	6.000%, 09/01/33	333
525	6.500%, 03/01/29	553
86	7.000%, 02/01/33	92
157	8.000%, 06/01/28	167
160	9.000%, 05/01/18 – 12/01/25	175
	Federal National Mortgage Association, 30 Year, Single Family,
2,444	4.000%, 12/01/33	2,422
3,370	4.500%, 11/01/33	3,388
29,087	5.000%, 06/01/33 – 09/01/35	29,688
17,690	5.500%, 02/01/33 – 03/01/34	18,215
4,583	6.000%, 12/01/28 – 09/01/33	4,761
4,183	6.500%, 08/01/31 – 01/01/36	4,420
1,180	7.000%, 04/01/17 – 03/01/36	1,255
8,801	7.500%, 07/01/30 – 01/01/37	9,402
2,984	8.000%, 03/01/27 – 01/01/38	3,182
6	9.000%, 04/01/26	7
66	9.500%, 07/01/28	73
38	12.500%, 01/01/16	42
	Federal National Mortgage Association, Other,
2,457	4.000%, 03/01/14	2,495
1,747	4.500%, 11/01/14	1,787
1,353	5.000%, 12/01/32	1,378
3,611	5.500%, 06/01/12 – 10/01/34	3,623
1,354	6.000%, 02/01/36	1,385
1,029	6.500%, 04/01/36	1,078

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   47

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Mortgage Pass-Through Securities — Continued
19,475	7.000%, 02/01/36 – 01/01/38	20,465
2,621	7.500%, 10/01/37	2,763
345	10.890%, 04/15/19	385
6,132	ARM, 5.401%, 10/01/35	6,328
	Government National Mortgage Association, 15 Year, Single Family,
448	6.500%, 06/15/17 – 12/15/17	472
685	8.000%, 01/15/16	732
	Government National Mortgage Association, 30 Year, Single Family,
3,687	5.500%, 06/15/33 – 09/15/34	3,799
1,326	6.500%, 03/15/28 – 04/15/33	1,389
2,055	7.000%, 02/15/33 – 04/15/37	2,192
158	7.500%, 11/15/22 – 11/15/31	170
65	8.000%, 09/15/22 – 08/15/28	70
6	9.000%, 12/15/16	6
5,775	9.500%, 10/15/24	6,986
	Government National Mortgage Association II, 30 Year, Single Family,
194	7.500%, 02/20/28 – 09/20/28	208
271	8.000%, 12/20/25 – 09/20/28	292
83	8.500%, 05/20/25	90
	Total Mortgage Pass-Through Securities (Cost $690,796)	710,731
	Municipal Bond — 0.0% (g)
	Illinois — 0.0% (g)
2,350	State of Illinois, Taxable Pension, GO, 5.100%, 06/01/33 (Cost $2,350)	2,066
	Supranational — 0.0% (g)
560	Corp. Andina de Fomento, 5.200%, 05/21/13 (Cost $559)	493
	U.S. Government Agency Securities — 0.5%
15,488	Federal Home Loan Bank System, 4.720%, 09/20/12	15,897
1,260	Federal Home Loan Mortgage Corp., 5.750%, 01/15/12	1,393
	Federal National Mortgage Association,
1,778	6.125%, 03/15/12 (c)	1,994
4,822	6.250%, 02/01/11	5,092
	Total U.S. Government Agency Securities (Cost $23,451)	24,376
	U.S. Treasury Obligations — 13.5%
	U.S. Treasury Bonds,
1,500	5.500%, 08/15/28	1,801
1,000	6.250%, 08/15/23	1,253
2,120	7.125%, 02/15/23	2,842
24,490	7.250%, 08/15/22 (m)	33,008
10,142	7.500%, 11/15/16	13,091
8,717	7.875%, 02/15/21 (m)	12,111
2,000	8.125%, 08/15/19	2,782
4,130	8.500%, 02/15/20	5,907
19,070	8.750%, 05/15/17	26,546
5,439	8.750%, 08/15/20	7,958
20,500	8.875%, 08/15/17 (c)	28,868
2,736	8.875%, 02/15/19 (c)	3,964
2,900	9.250%, 02/15/16	4,048
4,094	9.875%, 11/15/15 (m)	5,848
11,250	10.625%, 08/15/15	16,525
3,650	11.250%, 02/15/15 (m)	5,397
13,721	11.750%, 11/15/14 (m)	14,743
3,095	12.500%, 08/15/14 (m)	3,258
	U.S. Treasury Bonds Coupon STRIPS,
22,233	02/15/11	21,773
8,820	08/15/11	8,562
1,557	05/15/12 (c)	1,479
21,507	11/15/12 (c)	20,017
36,586	02/15/13 (c)	33,740
27,671	08/15/13 (c)	25,251
6,750	11/15/13 (c)	6,097
25,553	02/15/14 (m)	22,640
13,929	05/15/14 (m)	12,170
21,764	08/15/14 (m)	18,820
23,774	11/15/14 (c)	20,297
25,409	02/15/15 (m)	21,407
5,395	05/15/15 (c)	4,480
20,193	08/15/15 (c)	16,699
32,813	11/15/15 (c)	26,715
68,923	02/15/16 (c)	54,633
18,972	05/15/16 (c)	14,839
18,232	08/15/16 (c)	13,998
10,661	11/15/16 (c)	8,091
13,834	02/15/17 (c)	10,420
46,075	05/15/17 (c)	34,412
15,570	08/15/17 (c)	11,475
32,455	11/15/17 (c)	23,636
24,699	05/15/18 (c)	17,749
23,372	02/15/19 (c)	16,050
1,500	08/15/19	998
5,775	05/15/20 (c)	3,665

SEE NOTES TO FINANCIAL STATEMENTS.

48   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	U.S. Treasury Obligations — Continued
1,008	02/15/22 (c)	588
7,869	02/15/23 (c)	4,359
	U.S. Treasury Bonds Principal STRIPS,
5,317	11/15/09 (c)	5,280
8,096	11/15/15 (c)	6,608
2,500	05/15/17	1,874
5,000	08/15/17 (c)	3,717
10,109	U.S. Treasury Inflation Indexed Bonds, 3.625%, 04/15/28 (m)	14,934
	U.S. Treasury Inflation Indexed Notes,
2,000	2.000%, 07/15/14	2,217
17,356	4.250%, 01/15/10	22,141
5,000	U.S. Treasury Notes, 6.500%, 02/15/10 (m)	5,269
	Total U.S. Treasury Obligations (Cost $673,349)	727,050

SHARES
Common Stock — 0.0% (g)
	Independent Power Producers & Energy Traders — 0.0% (g)
1	Dynegy, Inc., Class A (Cost $— ) (a)	1
	Total Long-Term Investments (Cost $5,134,107)	5,067,391
Short-Term Investment — 5.5%
	Investment Company — 5.5%
294,661	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.910% (b) (l) (Cost $294,661)	294,661

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — 3.0%
	Asset-Backed Security — 0.1%
2,705	GSAA Trust, Series 2006-3, Class A1, VAR, 0.554%, 03/26/09 (i)	2,038
	Corporate Notes — 1.0%
11,500	BBVA Senior Finance S.A., (Spain), VAR, 2.149%, 03/12/10 (e)	11,277
10,000	General Electric Capital Corp., VAR, 0.400%, 03/12/10	9,586
10,000	Monumental Global Funding III, VAR, 1.299%, 05/24/10 (e)	9,354
15,000	National Australia Bank Ltd., (Australia), VAR, 2.423%, 04/06/09 (e)	15,006
9,000	Pricoa Global Funding I, VAR, 0.405%, 12/15/09 (e)	8,449
		53,672

SHARES
	Investment Company — 1.9%
103,755	JPMorgan Prime Money Market Fund, Capital Shares, 0.870% (b) (l)	103,755
	Total Investments of Cash Collateral for Securities on Loan (Cost $161,960)	159,465
	Total Investments — 102.7% (Cost $5,590,728)	5,521,517
	Liabilities in Excess of Other Assets — (2.7)%	(154,368)
	NET ASSETS — 100.0%	$5,367,149

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   49

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments — 98.6%
	Asset-Backed Securities — 1.8%
1,490	AmeriCredit Automobile Receivables Trust, Series 2008-AF, Class A4, 6.960%, 10/14/14	1,226
932	Ameriquest Mortgage Securities, Inc., Series 2003-13, Class AF6, SUB, 5.094%, 01/25/34	729
107	BankBoston Home Equity Loan Trust, Series 1998-1, Class A6, 6.350%, 02/25/13	92
	Bear Stearns Asset Backed Securities Trust,
1,247	Series 2003-SD2, Class 2A, VAR, 5.144%, 06/25/43	878
1,886	Series 2006-SD1, Class A, VAR, 0.844%, 04/25/36 (i)	1,181
1,430	Capital One Auto Finance Trust, Series 2007-C, Class A3A, 5.130%, 04/16/12	1,320
273	Capital One Prime Auto Receivables Trust, Series 2006-2, Class A3, 4.980%, 09/15/10	273
1,372	Citibank Credit Card Issuance Trust, Series 2007-A3, Class A3, 6.150%, 06/15/39	1,162
570	CNH Equipment Trust, Series 2008-B, Class A3A, 4.780%, 07/16/12	555
798	Community Program Loan Trust, Series 1987-A, Class A4, 4.500%, 10/01/18	799
	Countrywide Asset-Backed Certificates,
1,539	Series 2004-6, Class M1, VAR, 1.074%, 10/25/34 (i)	524
230	Series 2004-13, Class MV8, VAR, 2.171%, 01/25/35 (i)	15
616	Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB1, Class AF2, SUB, 5.236%, 01/25/36	501
132	CS First Boston Mortgage Securities Corp., Series 2002-HE4, Class AF, 5.510%, 08/25/32 (i)	104
635	Discover Card Master Trust, Series 2008-A4, Class A4, 5.650%, 12/15/15	605
	Long Beach Mortgage Loan Trust,
68	Series 2004-2, Class B, VAR, 3.974%, 06/25/34 (e) (i)	2
76	Series 2004-5, Class M6, VAR, 2.971%, 09/25/34	13
1,000	MBNA Credit Card Master Note Trust, Series 2003-C1, Class C1, VAR, 2.161%, 06/15/12	761
1,755	Morgan Stanley ABS Capital I, Series 2003-SD1, Class M1, VAR, 1.974%, 03/25/33 (i)	818
1,000	New Century Home Equity Loan Trust, Series 2003-5, Class AI6, SUB, 5.500%, 11/25/33	494
1,500	Unipac IX LLC, 13.000%, 04/11/13 (f) (i)	1,458
50	Wachovia Auto Owner Trust, Series 2006-A, Class A3, 5.350%, 02/22/11	50
	Total Asset-Backed Securities (Cost $17,937)	13,560
	Collateralized Mortgage Obligations — 36.1%
	Agency CMO — 25.4%
1,355	Federal Home Loan Bank System, Series 2000-0606, Class Y, 5.270%, 12/28/12	1,415
	Federal Home Loan Mortgage Corp. —Government National Mortgage Association,
309	Series 23, Class KZ, PAC, 6.500%, 11/25/23	327
2,074	Series 24, Class J, 6.250%, 11/25/23	2,169
381	Series 31, Class Z, 8.000%, 04/25/24	402
	Federal Home Loan Mortgage Corp. REMICS,
55	Series 11, Class D, 9.500%, 07/15/19	59
27	Series 38, Class D, 9.500%, 05/15/20	30
14	Series 81, Class A, 8.125%, 11/15/20	15
36	Series 84, Class F, 9.200%, 10/15/20	40
19	Series 109, Class I, 9.100%, 01/15/21	20
6	Series 198, Class Z, 8.500%, 09/15/22	7
161	Series 201, Class Z, 8.000%, 02/15/23	161
61	Series 1254, Class N, 8.000%, 04/15/22	61
249	Series 1316, Class Z, 8.000%, 06/15/22	265
78	Series 1343, Class LB, 7.500%, 08/15/22	78
155	Series 1456, Class Z, 7.500%, 01/15/23	155
1,000	Series 1543, Class VN, 7.000%, 07/15/23	1,058
42	Series 1556, Class H, 6.500%, 08/15/13	43
420	Series 1577, Class PV, 6.500%, 09/15/23	451
134	Series 1595, Class D, 7.000%, 10/15/13	143
73	Series 1611, Class JC, IF, 10.000%, 08/15/23	74
2,260	Series 1628, Class LZ, 6.500%, 12/15/23	2,323
1	Series 1630, Class PJ, 6.000%, 05/15/23	1
1,000	Series 1630, Class PK, 6.000%, 11/15/23	1,053
16	Series 1671, Class QC, IF, 10.000%, 02/15/24	16
210	Series 2022, Class PE, 6.500%, 01/15/28	222
1,636	Series 2033, Class K, 6.050%, 08/15/23	1,703
1,471	Series 2036, Class PG, 6.500%, 01/15/28	1,542
889	Series 2055, Class OE, 6.500%, 05/15/13	924
204	Series 2089, Class PJ, IO, 7.000%, 10/15/28	29
5,578	Series 2091, Class PG, 6.000%, 11/15/28	5,860
43	Series 2123, Class PE, 6.000%, 12/15/27	43
545	Series 2201, Class C, 8.000%, 11/15/29	578
150	Series 2261, Class ZY, 7.500%, 10/15/30	155
1,953	Series 2293, Class ZA, 6.000%, 03/15/31	1,993
282	Series 2297, Class NB, 6.000%, 03/15/16	295

SEE NOTES TO FINANCIAL STATEMENTS.

50   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments — Continued
	Agency CMO — Continued
317	Series 2310, Class Z, 6.000%, 04/15/31	323
117	Series 2313, Class LA, 6.500%, 05/15/31	124
972	Series 2325, Class JO, PO, 06/15/31	769
2,758	Series 2330, Class PE, 6.500%, 06/15/31	2,887
939	Series 2344, Class QG, 6.000%, 08/15/16	982
1,013	Series 2345, Class PQ, 6.500%, 08/15/16	1,075
831	Series 2368, Class TG, 6.000%, 10/15/16	874
1,660	Series 2394, Class MC, 6.000%, 12/15/16	1,746
628	Series 2399, Class PG, 6.000%, 01/15/17	663
300	Series 2410, Class QB, 6.250%, 02/15/32	316
1,000	Series 2430, Class WF, 6.500%, 03/15/32	1,067
1,587	Series 2466, Class DH, 6.500%, 06/15/32	1,686
2,000	Series 2543, Class YX, 6.000%, 12/15/32	2,085
584	Series 2564, Class BM, 4.500%, 02/15/33	585
5,010	Series 2587, Class XS, IO, 7.195%, 09/15/17	432
303	Series 2602, Class BX, 3.500%, 12/15/22	298
3,331	Series 2610, Class III, IO, 6.500%, 05/15/33	425
1,515	Series 2613, Class H, 4.500%, 05/15/18	1,538
2,000	Series 2617, Class GR, 4.500%, 05/15/18	2,024
1,277	Series 2630, Class KX, 4.050%, 06/15/18	1,254
6,300	Series 2630, Class S, IF, IO, 6.695%, 01/15/17	404
6,449	Series 2636, Class Z, 4.500%, 06/15/18	6,525
7,070	Series 2641, Class SK, IF, IO, 6.695%, 01/15/18	547
899	Series 2656, Class AC, 6.000%, 08/15/33	941
1,375	Series 2656, Class PE, 4.500%, 07/15/18	1,403
2,323	Series 2658, Class A, 4.500%, 08/15/18	2,337
1,040	Series 2668, Class SB, IF, 6.795%, 10/15/15	1,034
2,320	Series 2686, Class GB, 5.000%, 05/15/20	2,367
461	Series 2686, Class SO, IF, 13.290%, 07/15/26	466
5,000	Series 2708, Class N, 4.000%, 11/15/18	4,957
520	Series 2717, Class BA, 6.000%, 11/15/30	530
1,000	Series 2723, Class JE, 5.500%, 12/15/33	982
443	Series 2755, Class SA, IF, 13.290%, 05/15/30	445
1,674	Series 2756, Class NA, 5.000%, 02/15/24	1,703
942	Series 2761, Class SM, IF, 13.289%, 01/15/33	902
2,000	Series 2764, Class OE, 4.500%, 03/15/19	2,035
1,120	Series 2776, Class SK, IF, 8.393%, 04/15/34	892
302	Series 2811, Class PO, PO, 06/15/34	275
451	Series 2827, Class SQ, IF, 7.500%, 01/15/19	410
6,246	Series 2864, Class NS, IF, IO, 6.645%, 09/15/34	316
3,989	Series 2888, Class IN, IO, 5.000%, 10/15/18	336
556	Series 2915, Class SY, IF, 15.112%, 01/15/35	529
2,488	Series 2942, Class ES, IF, IO, 6.195%, 03/15/35	94
521	Series 2958, Class KB, 5.500%, 04/15/35	523
6,418	Series 2994, Class SC, IF, IO, 5.145%, 02/15/33	328
1,111	Series 3005, Class PV, IF, 12.014%, 10/15/33	1,114
7,355	Series 3006, Class XD, IF, IO, 6.145%, 07/15/35	333
684	Series 3031, Class BN, IF, 20.080%, 08/15/35	643
982	Series 3059, Class B, 5.000%, 02/15/35	991
1,000	Series 3064, Class OG, 5.500%, 06/15/34	1,038
6,989	Series 3089, Class SI, IF, IO, 6.695%, 11/15/30	274
1,459	Series 3117, Class EO, PO, 02/15/36	1,185
602	Series 3134, Class PO, PO, 03/15/36	518
792	Series 3138, Class PO, PO, 04/15/36	687
1,591	Series 3152, Class MO, PO, 03/15/36	1,284
769	Series 3205, Class PA, 6.000%, 04/15/27	789
11,291	Series 3305, Class IW, IF, IO, 5.995%, 04/15/37	814
902	Series 3331, Class PO, PO, 06/15/37	742
234	Series 3436, Class GO, PO, 05/15/37	201
1,151	Federal National Mortgage Association Interest STRIPS, Series 266, Class 2, IO, 7.500%, 08/01/24	183
	Federal National Mortgage Association REMICS,
23	Series 1988-13, Class C, 9.300%, 05/25/18	25
227	Series 1989-72, Class E, 9.350%, 10/25/19	253
8	Series 1989-98, Class H, 11.500%, 12/25/19	9
13	Series 1990-1, Class D, 8.800%, 01/25/20	14
19	Series 1990-110, Class H, 8.750%, 09/25/20	20
13	Series 1990-117, Class E, 8.950%, 10/25/20	14
118	Series 1991-141, Class PZ, 8.000%, 10/25/21	125
61	Series 1992-31, Class M, 7.750%, 03/25/22	65
69	Series 1992-79, Class Z, 9.000%, 06/25/22	74
62	Series 1992-101, Class J, 7.500%, 06/25/22	64
676	Series 1992-188, Class PZ, 7.500%, 10/25/22	715
55	Series 1993-23, Class PZ, 7.500%, 03/25/23	58
449	Series 1993-56, Class PZ, 7.000%, 05/25/23	480
268	Series 1993-60, Class Z, 7.000%, 05/25/23	287
531	Series 1993-79, Class PL, 7.000%, 06/25/23	571
830	Series 1993-141, Class Z, 7.000%, 08/25/23	871
428	Series 1993-149, Class M, 7.000%, 08/25/23	460
106	Series 1993-160, Class AJ, 6.500%, 04/25/23	107
1,904	Series 1993-160, Class ZA, 6.500%, 09/25/23	2,028
144	Series 1993-165, Class SA, IF, 18.590%, 09/25/23	167

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   51

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments — Continued
	Agency CMO — Continued
15	Series 1993-205, Class H, PO, 09/25/23	13
120	Series 1993-255, Class E, 7.100%, 12/25/23	129
310	Series 1993-257, Class C, PO, 06/25/23	283
528	Series 1994-1, Class L, 6.500%, 01/25/14	553
4,663	Series 1994-23, Class PX, 6.000%, 08/25/23	4,865
1	Series 1994-32, Class Z, 6.500%, 03/25/09	1
208	Series 1994-65, Class PK, PO, 04/25/24	170
368	Series 1995-4, Class Z, 7.500%, 10/25/22	413
649	Series 1995-19, Class Z, 6.500%, 11/25/23	710
168	Series 1996-59, Class K, 6.500%, 07/25/23	174
225	Series 1997-11, Class E, 7.000%, 03/18/27	243
84	Series 1997-27, Class J, 7.500%, 04/18/27	89
2,127	Series 1997-37, Class SM, IF, IO, 7.500%, 12/25/22	225
500	Series 1997-42, Class EG, 8.000%, 07/18/27	571
1,488	Series 1997-63, Class ZA, 6.500%, 09/18/27	1,590
2,179	Series 1999-47, Class JZ, 8.000%, 09/18/29	2,406
604	Series 2000-8, Class Z, 7.500%, 02/20/30	639
1,166	Series 2001-4, Class PC, 7.000%, 03/25/21	1,267
589	Series 2001-5, Class OW, 6.000%, 03/25/16	613
1,408	Series 2001-36, Class ST, IF, IO, 8.026%, 11/25/30	177
1,000	Series 2002-11, Class QG, 5.500%, 03/25/17	1,045
289	Series 2002-19, Class SC, 13.379%, 03/17/32	287
1,000	Series 2002-55, Class QE, 5.500%, 09/25/17	1,040
163	Series 2002-61, Class PE, 5.500%, 05/25/16	164
1,225	Series 2002-63, Class KC, 5.000%, 10/25/17	1,256
501	Series 2002-73, Class AN, 5.000%, 11/25/17	513
2,496	Series 2003-8, Class QD, 5.000%, 09/25/16	2,545
3,784	Series 2003-14, Class EH, IO, 7.126%, 03/25/18	403
1,000	Series 2003-18, Class GT, 5.000%, 03/25/18	1,032
2,000	Series 2003-47, Class PE, 5.750%, 06/25/33	2,035
455	Series 2003-60, Class DA, 4.250%, 06/25/21	460
727	Series 2003-64, Class KS, IF, 9.113%, 07/25/18	637
2,048	Series 2003-73, Class GA, 3.500%, 05/25/31	2,017
2,000	Series 2003-83, Class PG, 5.000%, 06/25/23	2,030
102	Series 2003-91, Class SD, IF, 11.710%, 09/25/33	96
1,000	Series 2003-92, Class VH, 5.000%, 02/25/19	1,027
2,000	Series 2003-106, Class WE, IF, 4.500%, 11/25/22	2,023
7,000	Series 2003-109, Class TS, IO, 6.626%, 08/25/22	591
1,000	Series 2003-128, Class KE, 4.500%, 01/25/14	1,021
9,247	Series 2003-128, Class NG, 4.000%, 01/25/19	9,124
1,000	Series 2004-8, Class GD, 4.500%, 10/25/32	1,010
1,000	Series 2004-21, Class AE, 4.000%, 04/25/19	990
224	Series 2004-22, Class A, 4.000%, 04/25/19	219
190	Series 2004-29, Class WS, IF, 10.248%, 02/25/19	171
1,000	Series 2004-53, Class NC, 5.500%, 07/25/24	1,039
1,000	Series 2004-101, Class PD, 5.000%, 06/25/30	1,031
345	Series 2005-42, Class PS, IF, 15.816%, 05/25/35	368
2,275	Series 2005-59, Class PC, 5.500%, 03/25/31	2,354
6,800	Series 2005-68, Class BC, 5.250%, 06/25/35	6,536
3,595	Series 2005-68, Class JK, 5.250%, 05/25/35	3,662
2,158	Series 2005-84, Class XM, 5.750%, 10/25/35	2,260
935	Series 2005-116, Class PB, 6.000%, 04/25/34	980
854	Series 2006-22, Class AO, PO, 04/25/36	679
3,445	Series 2006-46, Class LI, IO, 6.000%, 02/25/34	245
1,793	Series 2006-59, Class QO, PO, 01/25/33	1,437
2,500	Series 2006-77, Class PC, 6.500%, 08/25/36	2,693
1,816	Series 2006-110, Class PO, PO, 11/25/36	1,419
8,381	Series 2007-22, Class SC, IF, IO, 5.606%, 03/25/37	663
1,741	Series 2007-68, Class IA, IO, 6.500%, 06/25/37	193
1,600	Series 2007-79, Class PC, 5.000%, 01/25/32	1,622
12,184	Series 2008-62, Class SM, IF, IO, 5.726%, 07/25/38	841
49	Series G-29, Class O, 8.500%, 09/25/21	53
237	Series G92-15, Class Z, 7.000%, 01/25/22	243
31	Series G92-30, Class Z, 7.000%, 06/25/22	33
67	Series G92-62, Class B, PO, 10/25/22	59
510	Federal National Mortgage Association Whole Loan, Series 2004-W2, Class 2A2, 7.000%, 02/25/44	532
	Government National Mortgage Association,
257	Series 1997-7, Class ZA, 9.000%, 05/16/27	271
288	Series 1997-8, Class PN, 7.500%, 05/16/27	303
69	Series 1999-43, Class TA, IF, 9.350%, 11/16/29	74
723	Series 1999-44, Class ZG, 8.000%, 12/20/29	783
441	Series 2000-9, Class Z, 8.000%, 06/20/30	481
348	Series 2000-26, Class Z, 7.750%, 09/20/30	348
2,317	Series 2001-63, Class SI, IF, IO, 20.621%, 05/20/26	331
2,762	Series 2002-4, Class TD, 7.000%, 01/20/32	2,909

SEE NOTES TO FINANCIAL STATEMENTS.

52   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments — Continued
	Agency CMO — Continued
1,866	Series 2002-45, Class QE, 6.500%, 06/20/32	1,980
105	Series 2002-47, Class HM, 6.000%, 07/16/32	110
2,875	Series 2003-4, Class TI, IO, 5.500%, 05/16/31	199
487	Series 2003-52, Class SB, IF, 10.754%, 06/16/33	441
560	Series 2003-116, Class JO, PO, 12/20/33	492
13,000	Series 2004-59, Class SG, IF, IO, 6.030%, 07/20/34	1,134
12,865	Series 2004-68, Class SA, IF, IO, 6.330%, 05/20/31	878
88	Series 2004-73, Class AE, IF, 13.904%, 08/17/34	86
8,634	Series 2004-105, Class SN, IF, IO, 5.630%, 12/20/34	528
884	Series 2005-56, Class IC, IO, 5.500%, 07/20/35	133
885	Series 2007-17, Class JO, PO, 04/16/37	776
6,067	Series 2007-26, Class SC, IF, IO, 5.730%, 05/20/37	325
641	Series 2008-34, Class OC, PO, 06/20/37	526
6,723	Series 2008-40, Class SA, IF, IO, 5.945%, 05/16/38	574
1,244	Series 2008-43, Class NA, 5.500%, 11/20/37	1,289
	Vendee Mortgage Trust,
1,486	Series 1996-2, Class 1Z, 6.750%, 06/15/26	1,540
3,978	Series 1998-1, Class 2E, 7.000%, 03/15/28	4,221
382	Series 1999-1, Class 2Z, 6.500%, 01/15/29	389
		190,277
	Non-Agency CMO — 10.7%
357	ABN Amro Mortgage Corp., Series 2003-7, Class A3, 4.500%, 07/25/18	349
4,943	American Home Mortgage Investment Trust, Series 2005-3, Class 2A4, VAR, 4.848%, 09/25/35	2,556
	Banc of America Funding Corp.,
1,500	Series 2005-5, Class 3A5, 5.500%, 08/25/35	1,012
843	Series 2005-7, Class 30PO, PO, 11/25/35	441
2,342	Series 2005-E, Class 4A1, VAR, 4.503%, 03/20/35	1,754
	Banc of America Mortgage Securities, Inc.,
1,014	Series 2003-7, Class A2, 4.750%, 09/25/18	982
1,009	Series 2004-2, Class 2A4, 5.500%, 03/25/34	781
6,082	Series 2004-3, Class 2A1, 5.500%, 04/25/34	4,368
1,000	Series 2004-7, Class 2A2, 5.750%, 08/25/34	733
533	Series 2004-8, Class XPO, PO, 10/25/34	311
103	Series 2004-11, Class 15PO, PO, 01/25/20	61
378	Series 2005-1, Class 15PO, PO, 02/25/20	204
504	Series 2005-1, Class 1A17, 5.500%, 02/25/35	348
457	Series 2005-10, Class 15PO, PO, 11/25/20	314
700	Series 2005-11, Class 15PO, PO, 12/25/20	477
937	Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-7, Class 3A, VAR, 4.948%, 10/25/33 (i)	768
16	Bear Stearns Mortgage Securities, Inc., Series 1997-6, Class 1A, VAR, 6.637%, 03/25/31	15
2,198	Cendant Mortgage Corp., Series 2003-8, Class 1A8, 5.250%, 10/25/33	1,882
1,794	Citicorp Mortgage Securities, Inc., Series 2004-1, Class 3A1, 4.750%, 01/25/34	1,755
211	Citigroup Mortgage Loan Trust, Inc., Series 2003-UST1, Class PO3, PO, 12/25/18	169
	Countrywide Alternative Loan Trust,
732	Series 2003-J3, Class 2A1, 6.250%, 12/25/33 (i)	609
2,124	Series 2004-22CB, Class 1A1, 6.000%, 10/25/34	1,768
3,344	Series 2004-16CB, Class 2A2, 5.000%, 08/25/19	3,008
500	Series 2004-18CB, Class 2A4, 5.700%, 09/25/34	364
1,041	Series 2005-5R, Class A1, 5.250%, 12/25/18	914
800	Series 2005-23CB, Class A2, 5.500%, 07/25/35	332
5,000	Series 2005-54CB, Class 1A11, 5.500%, 11/25/35	2,729
2,000	Series 2005-86CB, Class A11, 5.500%, 02/25/36	1,085
55	Series 2005-J1, Class 4A1, 6.000%, 08/25/17	42
522	Series 2005-J6, Class 2A1, 5.500%, 07/25/25	389
100	Series 2005-J7, Class 1A9, 5.500%, 07/25/35	48
	Countrywide Home Loan Mortgage Pass-Through Trust,
148	Series 2002-35, Class 2A10, 6.000%, 02/25/33	143
175	Series 2002-39, Class A17, 5.000%, 02/25/33	175
306	Series 2003-J7, Class 2A13, 5.000%, 08/25/33	215
1,455	Series 2004-3, Class A25, 5.750%, 04/25/34	1,145
124	Series 2005-13, Class A1, 5.500%, 06/25/35	116
3,067	Series 2005-22, Class 2A1, VAR, 5.247%, 11/25/35	1,667
	CS First Boston Mortgage Securities Corp.,
4,699	Series 2004-4, Class 5A4, IF, IO, 7.076%, 08/25/34	474

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   53

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments — Continued
	Non-Agency CMO — Continued
1,000	Series 2005-1, Class 1A16, 5.500%, 02/25/35	630
500	Series 2005-10, Class 10A4, 6.000%, 11/25/35	175
881	Series 2005-10, Class 6A13, 5.500%, 11/25/35	366
257	Deutsche ALT-A Securities, Inc. Alternate Loan Trust, Series 2005-3, Class 4APO, PO, 06/25/35	106
901	First Horizon Alternative Mortgage Securities, Series 2004-AA3, Class A1, VAR, 5.308%, 09/25/34	581
918	First Horizon Asset Securities, Inc., Series 2004-AR7, Class 2A1, VAR, 4.914%, 02/25/35	731
	GSR Mortgage Loan Trust,
1,200	Series 2004-6F, Class 3A4, 6.500%, 05/25/34	947
1,000	Series 2007-2F, Class 2A7, 5.750%, 02/25/37	486
1,279	Impac CMB Trust, Series 2004-10, Class 3A2, VAR, 1.274%, 03/25/35	515
43	Impac Secured Assets CMN Owner Trust, Series 2003-2, Class A1, 5.500%, 08/25/33	38
1,749	JP Morgan Mortgage Trust, Series 2004-S2, Class 4A5, 6.000%, 11/25/34	1,422
699	MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 2A1, VAR, 4.552%, 04/21/34	555
	MASTR Alternative Loans Trust,
430	Series 2003-8, Class 3A1, 5.500%, 12/25/33	384
86	Series 2004-6, Class 6A1, 6.500%, 07/25/34	75
282	Series 2004-7, Class 30PO, PO, 08/25/34	126
117	Series 2004-7, Class 3A1, 6.500%, 08/25/34	99
1,459	Series 2004-8, Class 6A1, 5.500%, 09/25/19	1,294
3,038	Series 2004-10, Class 1A1, 4.500%, 09/25/19	2,636
641	Series 2004-11, Class 8A3, 5.500%, 11/25/19	568
114	Series 2005-1, Class 5A1, 5.500%, 01/25/20	88
	MASTR Asset Securitization Trust,
735	Series 2003-4, Class 2A2, 5.000%, 05/25/18	729
231	Series 2003-6, Class 8A1, 5.500%, 07/25/33	218
1,178	Series 2003-10, Class 3A1, 5.500%, 11/25/33	1,053
964	Series 2003-11, Class 3A1, 4.500%, 12/25/18	942
285	Series 2004-6, Class 15PO, PO, 05/25/19	221
566	Series 2004-8, Class PO, PO, 08/25/19	280
741	Series 2004-10, Class 1A1, 4.500%, 10/25/19	717
714	MASTR Resecuritization Trust, Series 2005-PO, Class 3PO, PO, 05/28/35 (e)	421
3,087	Merrill Lynch Mortgage Investors, Inc., Series 2005-A6, Class 2A2, VAR, 0.754%, 08/25/35 (i)	1,852
612	MortgageIT Trust, Series 2005-1, Class 1A1, VAR, 0.794%, 02/25/35	282
	Nomura Asset Acceptance Corp.,
482	Series 2004-R2, Class A1, VAR, 6.500%, 10/25/34 (e)	418
1,870	Series 2005-AR1, Class 1A1, VAR, 5.085%, 02/25/35 (i)	1,106
	Paine Webber CMO Trust,
19	Series H, Class 4, 8.750%, 04/01/18	20
17	Series L, Class 4, 8.950%, 07/01/18	19
	Residential Accredit Loans, Inc.,
1,712	Series 2003-QS14, Class A1, 5.000%, 07/25/18	1,589
1,550	Series 2004-QS8, Class A2, 5.000%, 06/25/34	1,389
941	Series 2005-QA7, Class A21, VAR, 4.826%, 07/25/35	484
4,000	Series 2005-QS5, Class A4, 5.750%, 04/25/35	2,033
500	Residential Asset Securitization Trust, Series 2006-A6, Class 2A13, 6.000%, 07/25/36	142
	Residential Funding Mortgage Securities I,
1,104	Series 2003-S7, Class A17, 4.000%, 05/25/33	897
1,896	Series 2004-S4, Class 2A7, 4.500%, 04/25/19	1,628
730	Series 2005-SA4, Class 1A1, VAR, 5.006%, 09/25/35	481
3,622	Series 2006-S1, Class 1A8, 5.750%, 01/25/36	959
721	Residential Funding Securities LLC, Series 2003-RM2, Class AII, 5.000%, 05/25/18	672
883	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-14, Class 1A, VAR, 5.151%, 10/25/34	583
	Structured Asset Securities Corp.,
627	Series 2003-21, Class 1A3, 5.500%, 07/25/33	581
1,146	Series 2003-31A, Class B1, VAR, 5.085%, 10/25/33 (i)	595
	WaMu Mortgage Pass-Through Certificates,
1,186	Series 2002-S4, Class A4, 6.500%, 10/19/29	1,199
973	Series 2002-S8, Class 2A7, 5.250%, 01/25/18	921
458	Series 2004-AR3, Class A1, VAR, 3.918%, 06/25/34	356
1,041	Series 2004-AR3, Class A2, VAR, 4.243%, 06/25/34	793
1,900	Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2005-4, Class CB7, 5.500%, 06/25/35	1,051
	Wells Fargo Mortgage Backed Securities Trust,
686	Series 2003-8, Class A9, 4.500%, 08/25/18	670
349	Series 2003-10, Class A1, 4.500%, 09/25/18	342

SEE NOTES TO FINANCIAL STATEMENTS.

54   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments — Continued
	Non-Agency CMO — Continued
500	Series 2003-11, Class 1A4, 4.750%, 10/25/18	435
403	Series 2003-17, Class 2A9, PO, 01/25/34	172
961	Series 2003-18, Class A1, 5.500%, 12/25/33	840
320	Series 2004-DD, Class 2A8, VAR, 4.493%, 01/25/35	111
1,103	Series 2004-EE, Class 3A1, VAR, 4.434%, 12/25/34	842
927	Series 2004-P, Class 2A1, VAR, 4.235%, 09/25/34	681
248	Series 2004-Q, Class 1A3, VAR, 4.887%, 09/25/34	181
1,496	Series 2004-Q, Class 2A2, VAR, 4.873%, 09/25/34	816
2,475	Series 2004-S, Class A5, VAR, 3.738%, 09/25/34	2,455
2,175	Series 2005-9, Class 2A10, 5.250%, 10/25/35	1,207
1,032	Series 2006-AR11, Class A4, VAR, 5.510%, 08/25/36	880
		80,588
	Total Collateralized Mortgage Obligations (Cost $291,100)	270,865
	Commercial Mortgage-Backed Securities — 2.4%
2,000	Banc of America Commercial Mortgage, Inc., Series 2005-6, Class ASB, VAR, 5.180%, 09/10/47	1,556
	Bear Stearns Commercial Mortgage Securities,
1,000	Series 2004-T14, Class A3, 4.800%, 01/12/41	903
640	Series 2005-PWR7, Class A3, VAR, 5.116%, 02/11/41	478
2,570	Series 2006-PW11, Class A4, VAR, 5.456%, 03/11/39	1,896
	DLJ Commercial Mortgage Corp.,
1,390	Series 1999-CG2, Class A1B, VAR, 7.300%, 06/10/32	1,387
1,780	Series 2000-CF1, Class A1B, 7.620%, 06/10/33	1,785
1,292	First Union National Bank Commercial Mortgage, Series 2001-C2, Class A2, 6.663%, 01/12/43	1,275
256	GMAC Commercial Mortgage Securities, Inc., Series 2003-C1, Class A1, 3.337%, 05/10/36	239
580	LB-UBS Commercial Mortgage Trust, Series 2008-C1, Class A2, VAR, 6.149%, 04/15/41	368
1,750	Merrill Lynch Mortgage Trust, Series 2005-LC1, Class A4, VAR, 5.291%, 01/12/44	1,270
1,750	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-1, Class A4, VAR, 5.423%, 02/12/39	1,214
1,532	Morgan Stanley Capital I, Series 2006-T23, Class A1, 5.682%, 08/12/41	1,405
3,250	TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class A3, VAR, 6.086%, 08/15/39	2,449
2,000	Wachovia Bank Commercial Mortgage Trust, Series 2004-C15, Class A2, 4.039%, 10/15/41	1,894
	Total Commercial Mortgage-Backed Securities (Cost $22,104)	18,119
	Corporate Bonds — 36.9%
	Aerospace & Defense — 0.8%
1,000	Esterline Technologies Corp., 6.625%, 03/01/17	900
1,250	Honeywell International, Inc., 5.300%, 03/01/18 (c)	1,255
1,500	L-3 Communications Corp., 6.375%, 10/15/15	1,417
1,000	McDonnell Douglas Corp., 9.750%, 04/01/12	1,140
750	Moog, Inc., 6.250%, 01/15/15	679
798	Systems 2001 AT LLC, (Cayman Islands), 7.156%, 12/15/11 (e)	679
		6,070
	Air Freight & Logistics — 0.2%
1,000	Federal Express Corp., 9.650%, 06/15/12	1,098
425	United Parcel Service, Inc., 5.500%, 01/15/18	439
		1,537
	Airlines — 0.4%
804	American Airlines Pass-Through Trust 1991, 10.180%, 01/02/13 (i)	459
500	American Airlines Pass-Through Trust 2001-01, 6.817%, 5/23/11	370
	Continental Airlines, Inc.,
250	6.503%, 06/15/11	222
350	7.875%, 07/02/18	207
241	9.558%, 09/01/19 (c) (i)	142
420	9.798%, 04/01/21	252
	Delta Air Lines, Inc.,
225	7.111%, 09/18/11	196
92	8.021%, 08/10/22	51
92	8.954%, 08/10/14 (i)	54
610	10.000%, 12/05/14 (d) (e)	244
1,468	UAL Pass-Through Trust, 7.336%, 07/02/19 (e)	763
		2,960

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   55

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments — Continued
	Auto Components — 0.0% (g)
399	American Tire Distributors, Inc., 10.750%, 04/01/13 (c)	283
1,000	Delphi Corp., 7.125%, 05/01/29 (d)	20
		303
	Automobiles — 0.3%
2,000	Daimler Finance North America LLC, 7.300%, 01/15/12	1,915
400	Ford Motor Co., 9.215%, 09/15/21	72
		1,987
	Beverages — 0.5%
	Anheuser-Busch Cos., Inc.,
325	5.500%, 01/15/18	288
550	5.750%, 04/01/36	424
	Coca-Cola Enterprises, Inc.,
400	6.950%, 11/15/26	408
1,023	8.500%, 02/01/12	1,140
1,000	Constellation Brands, Inc., 7.250%, 05/15/17	945
575	Diageo Finance BV, (Netherlands), 5.300%, 10/28/15	574
250	FBG Finance Ltd., (Australia), 5.125%, 06/15/15 (e)	213
		3,992
	Biotechnology — 0.0% (g)
150	Amgen, Inc., 5.700%, 02/01/19	151
	Broadcasting & Cable TV — 0.6%
2,004	Adelphia Communications Corp., 9.375%, 11/15/09 (d)	28
115	CCO Holdings LLC/CCO Holdings Capital Corp., 8.750%, 11/15/13 (c) (d)	90
	DirecTV Holdings LLC/DirecTV Financing Co.,
500	6.375%, 06/15/15	454
300	7.625%, 05/15/16 (e)	288
1,000	8.375%, 03/15/13	1,010
750	Echostar DBS Corp., 7.000%, 10/01/13	699
1,750	Videotron Ltee, (Canada), 6.875%, 01/15/14	1,636
		4,205
	Building Products — 0.1%
1,500	Associated Materials, Inc. 03/01/14 (c)	450
	Capital Markets — 2.9%
	Bear Stearns Cos., LLC (The),
940	6.400%, 10/02/17 (y)	922
370	7.250%, 02/01/18 (y)	384
	Credit Suisse USA, Inc.,
500	5.500%, 08/15/13	492
1,690	6.125%, 11/15/11	1,711
1,000	FMR LLC, 4.750%, 03/01/13 (e)	924
	Goldman Sachs Group, Inc. (The),
650	5.150%, 01/15/14	592
780	5.250%, 10/15/13	722
450	5.750%, 10/01/16	395
2,070	5.950%, 01/18/18	1,850
2,000	6.600%, 01/15/12	2,006
530	6.750%, 10/01/37	377
1,500	6.875%, 01/15/11	1,521
100	7.500%, 02/15/19	99
	Lehman Brothers Holdings, Inc.,
235	3.600%, 03/13/09 (d)	31
1,000	5.750%, 05/17/13 (d)	130
950	6.500%, 07/19/17 (d)	—	(h)
750	6.875%, 07/17/37 (d)	—	(h)
295	8.500%, 08/01/15 (d)	38
	Merrill Lynch & Co., Inc.,
1,100	4.790%, 08/04/10	1,013
900	5.700%, 05/02/17	636
1,700	6.875%, 04/25/18	1,414
	Morgan Stanley,
1,000	5.300%, 03/01/13	938
1,315	6.000%, 04/28/15	1,196
1,000	6.600%, 04/01/12	993
300	6.625%, 04/01/18	277
1,850	6.750%, 04/15/11	1,857
	UBS AG, (Switzerland),
900	5.750%, 04/25/18	787
450	5.875%, 12/20/17	399
		21,704
	Chemicals — 0.8%
250	Airgas, Inc., 7.125%, 10/01/18 (e)	238
500	Monsanto Co., 7.375%, 08/15/12	549
	Mosaic Co. (The),
875	7.375%, 12/01/14 (e)	851
625	7.625%, 12/01/16 (e)	600
	Potash Corp. of Saskatchewan, (Canada),
450	4.875%, 03/01/13	435
1,473	7.750%, 05/31/11	1,560

SEE NOTES TO FINANCIAL STATEMENTS.

56   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments — Continued
	Chemicals — Continued
	Praxair, Inc.,
735	4.625%, 03/30/15	755
650	5.250%, 11/15/14	688
445	Westlake Chemical Corp., 6.625%, 01/15/16 (c)	267
		5,943
	Commercial Banks — 3.9%
250	Bankers Trust Corp., 7.250%, 10/15/11	256
	Barclays Bank plc, (United Kingdom),
900	5.450%, 09/12/12	896
980	6.050%, 12/04/17 (e)	812
1,000	BB&T Corp., 6.500%, 08/01/11	1,020
1,750	Branch Banking & Trust Co., 4.875%, 01/15/13	1,714
1,610	Credit Suisse, (Switzerland), 5.000%, 05/15/13	1,554
1,000	Fifth Third Bancorp, 5.450%, 01/15/17	727
400	HSBC Holdings plc, (United Kingdom), 7.350%, 11/27/32	344
2,000	Huntington National Bank (The), 8.000%, 04/01/10	1,919
700	KeyBank N.A., 5.700%, 08/15/12	661
720	Keycorp, 6.500%, 05/14/13	710
1,000	Manufacturers & Traders Trust Co., 6.625%, 12/04/17	867
	Marshall & Ilsley Corp.,
1,740	4.375%, 08/01/09	1,730
370	5.350%, 04/01/11	346
500	Mellon Funding Corp., 6.375%, 02/15/10	508
	National City Bank,
1,500	4.625%, 05/01/13	1,357
145	VAR, 1.243%, 01/21/10	140
200	National City Corp., 3.125%, 04/30/09	200
1,500	National Westminster Bank plc, (United Kingdom), 7.375%, 10/01/09	1,477
1,250	PNC Funding Corp., 5.250%, 11/15/15	1,142
1,170	Regions Financial Corp., 7.375%, 12/10/37	857
500	Royal Bank of Scotland Group plc, (United Kingdom), ADR 9.118%, 12/31/49	182
2,500	SunTrust Banks, Inc., 6.000%, 02/15/26	1,910
500	UnionBanCal Corp., 5.250%, 12/16/13	466
2,000	US Bancorp, 7.500%, 06/01/26	1,848
350	VTB Capital S.A. for Vneshtorgbank, (Russia), 6.250%, 06/30/35	207
	Wachovia Bank N.A.,
2,110	5.600%, 03/15/16	1,904
500	6.600%, 01/15/38	440
1,535	Wachovia Corp., 5.750%, 02/01/18	1,435
1,665	Wells Fargo & Co., 5.625%, 12/11/17	1,580
		29,209
	Commercial Services & Supplies — 0.4%
1,009	Allied Waste North America, Inc., Series B, 7.125%, 05/15/16	974
	Corrections Corp. of America,
500	6.250%, 03/15/13	479
1,050	6.750%, 01/31/14	1,018
	Quebecor World Capital Corp., (Canada),
500	6.125%, 11/15/13 (d)	16
500	8.750%, 03/15/16 (d) (e)	21
255	Waste Management, Inc., 7.375%, 03/11/19	253
		2,761
	Communications Equipment — 0.2%
	Cisco Systems, Inc.,
328	5.250%, 02/22/11	347
1,000	5.500%, 02/22/16	1,035
		1,382
	Computers & Peripherals — 0.4%
	Hewlett-Packard Co.,
500	5.400%, 03/01/17	502
250	5.500%, 03/01/18	250
	International Business Machines Corp.,
1,300	5.700%, 09/14/17 (c)	1,334
650	7.000%, 10/30/25	700
1,000	Seagate Technology HDD Holdings, (Cayman Islands), 6.800%, 10/01/16	550
		3,336
	Construction & Engineering — 0.1%
750	United Rentals North America, Inc., 6.500%, 02/15/12 (c)	589
	Consumer Finance — 0.5%
835	American Express Credit Corp., 7.300%, 08/20/13	828
	Capital One Financial Corp.,
500	6.250%, 11/15/13	457
450	6.750%, 09/15/17	395
	HSBC Finance Corp.,
1,000	5.000%, 06/30/15	864
500	6.375%, 11/27/12	479
265	John Deere Capital Corp., 5.350%, 04/03/18	245
500	SLM Corp., 4.000%, 01/15/10	423
		3,691

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   57

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments — Continued
	Containers & Packaging — 0.3%
750	Ball Corp., 6.875%, 12/15/12	746
	Constar International, Inc.,
750	11.000%, 12/01/12 (c) (d)	19
2,000	VAR, 4.652%, 02/15/12 (c)	1,165
250	Portola Packaging, Inc., 8.250%, 02/01/12 (d) (f)	57
		1,987
	Diversified Consumer Services — 0.4%
250	Knowledge Learning Corp., Inc., 7.750%, 02/01/15 (e)	203
500	Mac-Gray Corp., 7.625%, 08/15/15	457
400	Service Corp. International, 7.000%, 06/15/17	364
500	Sotheby’s, 7.750%, 06/15/15 (e)	315
1,583	Stewart Enterprises, Inc., 6.250%, 02/15/13	1,385
		2,724
	Diversified Financial Services — 3.6%
	Associates Corp. of North America,
500	7.950%, 02/15/10	499
2,000	8.150%, 08/01/09	2,021
	Bank of America Corp.,
1,500	6.975%, 03/07/37	1,196
300	7.400%, 01/15/11	278
500	7.800%, 09/15/16	361
435	Bank of New York Mellon Corp. (The), 5.125%, 08/27/13	432
	Caterpillar Financial Services Corp.,
800	4.850%, 12/07/12	764
850	5.450%, 04/15/18	744
	CIT Group, Inc.,
350	5.000%, 02/13/14	194
1,000	5.000%, 02/01/15	571
1,325	6.875%, 11/01/09	1,256
785	7.625%, 11/30/12	615
	Citigroup, Inc.,
1,550	5.500%, 02/15/17	1,020
1,350	6.000%, 08/15/17	1,150
625	6.125%, 08/25/36	374
	CME Group, Inc.,
1,490	5.400%, 08/01/13	1,485
200	5.750%, 02/15/14	201
	General Electric Capital Corp.,
1,000	4.375%, 11/21/11	979
1,115	5.625%, 05/01/18	955
2,910	5.875%, 02/15/12	2,909
3,000	5.875%, 01/14/38	2,133
1,000	6.000%, 06/15/12	995
1,750	6.125%, 02/22/11	1,791
1,100	6.750%, 03/15/32	901
145	6.875%, 01/10/39	118
	International Lease Finance Corp.,
210	5.875%, 05/01/13	128
445	6.375%, 03/15/09	442
110	National Gas Co. of Trinidad & Tobago Ltd., (Trinidad & Tobago), 6.050%, 01/15/36	70
	National Rural Utilities Cooperative Finance Corp.,
385	4.750%, 03/01/14	383
400	Series MTNC, 7.250%, 03/01/12	424
	Textron Financial Corp.,
1,615	4.600%, 05/03/10	1,166
500	5.400%, 04/28/13	295
		26,850
	Diversified Telecommunication Services — 2.2%
900	AT&T Corp., 8.000%, 11/15/31	987
	AT&T, Inc.,
215	5.600%, 05/15/18	207
1,500	6.300%, 01/15/38	1,347
	BellSouth Corp.,
1,285	5.200%, 09/15/14	1,277
100	6.875%, 10/15/31	93
800	Cincinnati Bell, Inc., 7.250%, 07/15/13	764
1,000	Deutsche Telekom International Finance BV, (Netherlands), 8.750%, 06/15/30	1,137
1,000	Frontier Communications Corp., 6.250%, 01/15/13	910
314	Nynex Corp., 9.550%, 05/01/10	317
	Qwest Corp.,
1,000	7.875%, 09/01/11	985
250	8.875%, 03/15/12	246
	Sprint Capital Corp.,
370	8.375%, 03/15/12	300
800	8.750%, 03/15/32	482
500	Telecom Italia Capital S.A., (Luxembourg), 5.250%, 11/15/13	449
1,250	TELUS Corp., (Canada), 8.000%, 06/01/11	1,295
267	United Telephone Co. of Florida, 8.375%, 01/15/25	220
400	Verizon Communications, Inc., 6.900%, 04/15/38	398

SEE NOTES TO FINANCIAL STATEMENTS.

58   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments — Continued
	Diversified Telecommunication Services — Continued
500	Verizon New York, Inc., 6.125%, 01/15/10	512
2,000	Verizon Pennsylvania, Inc., 8.350%, 12/15/30	1,973
600	Verizon Wireless Capital LLC, 5.550%, 02/01/14 (e)	596
	Windstream Corp.,
525	8.125%, 08/01/13	509
1,250	8.625%, 08/01/16	1,200
		16,204
	Electric Utilities — 3.0%
500	Alabama Power Co., 6.125%, 05/15/38	510
	Carolina Power & Light Co.,
90	5.300%, 01/15/19	90
500	6.300%, 04/01/38	519
1,000	CenterPoint Energy Houston Electric LLC, 5.750%, 01/15/14	990
	Duke Energy Carolinas LLC,
500	5.625%, 11/30/12	518
1,100	6.050%, 04/15/38	1,136
500	6.250%, 01/15/12	525
	Edison Mission Energy,
500	7.000%, 05/15/17	423
800	7.200%, 05/15/19	666
500	7.750%, 06/15/16 (c)	455
	Florida Power Corp.,
425	4.800%, 03/01/13	431
110	5.650%, 06/15/18	113
210	6.400%, 06/15/38	221
378	FPL Energy National Wind, 6.125%, 03/25/19 (e)	334
	FPL Group Capital, Inc.,
275	5.350%, 06/15/13	279
265	7.875%, 12/15/15	300
	Georgia Power Co.,
562	Series Z, 5.250%, 12/15/15	564
140	5.950%, 02/01/39	138
100	Ipalco Enterprises, Inc., 7.250%, 04/01/16 (e)	92
855	Midamerican Energy Co., 5.300%, 03/15/18	832
800	Midamerican Funding LLC, 6.750%, 03/01/11	824
1,044	Midwest Generation LLC, Series B, 8.560%, 01/02/16	1,030
2,013	Mirant Mid Atlantic LLC, Series B, 9.125%, 06/30/17	1,952
1,000	Pacific Gas & Electric Co., 5.625%, 11/30/17	1,019
	Pacificorp,
1,900	5.750%, 04/01/37	1,827
250	7.240%, 08/16/23	280
	Peco Energy Co.,
1,870	5.350%, 03/01/18	1,832
500	5.950%, 11/01/11 (c)	515
360	Potomac Electric Power Co., 6.500%, 11/15/37	349
1,400	PSEG Power LLC, 7.750%, 04/15/11	1,455
35	Public Service Co. of Colorado, 6.500%, 08/01/38	38
200	Public Service Co. of New Mexico, 7.950%, 05/15/18	178
1,100	Public Service Co. of Oklahoma, 6.625%, 11/15/37	949
145	Public Service Electric & Gas Co., 5.300%, 05/01/18	145
	Southern California Edison Co.,
450	5.550%, 01/15/37	436
285	5.950%, 02/01/38	292
		22,257
	Electrical Equipment — 0.1%
500	Belden, Inc., 7.000%, 03/15/17	392
	Electronic Equipment, Instruments & Components — 0.3%
750	Arrow Electronics, Inc., 6.875%, 07/01/13	694
1,250	Flextronics International Ltd., (Singapore), 6.250%, 11/15/14 (c)	1,050
750	Sanmina-SCI Corp., VAR, 4.746%, 06/15/14 (e)	356
		2,100
	Energy Equipment & Services — 0.6%
	Bristow Group, Inc.,
500	6.125%, 06/15/13	390
1,100	7.500%, 09/15/17	789
1,000	Key Energy Services, Inc., 8.375%, 12/01/14	650
1,347	Oslo Seismic Services, Inc., 8.280%, 06/01/11 (i)	1,371
500	PHI, Inc., 7.125%, 04/15/13	296
1,250	Pride International, Inc., 7.375%, 07/15/14 (c)	1,244
		4,740
	Food & Staples Retailing — 0.2%
	Wal-Mart Stores, Inc.,
1,000	6.200%, 04/15/38	1,037
260	7.550%, 02/15/30	309
		1,346

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   59

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments — Continued
	Food Products — 0.7%
1,000	Diageo Investment Corp., 7.450%, 04/15/35	996
893	Eurofresh, Inc., 11.500%, 01/15/13 (d)	134
360	General Mills, Inc., 5.650%, 09/10/12	376
	Kraft Foods, Inc.,
800	6.125%, 02/01/18	795
575	6.875%, 02/01/38	570
1,450	Land O’ Lakes, Inc., 9.000%, 12/15/10	1,465
1,000	Smithfield Foods, Inc., 7.750%, 05/15/13	645
550	Tyson Foods, Inc., 10.500%, 03/01/14 (e)	518
		5,499
	Gas Utilities — 1.0%
575	Atmos Energy Corp., 5.125%, 01/15/13	539
570	CenterPoint Energy Resources Corp., 6.625%, 11/01/37	400
750	Dynegy Roseton/Danskammer Pass Through Trust, 7.670%, 11/08/16	563
500	Pacific Energy Partners LP/Pacific Energy Finance Corp., 7.125%, 06/15/14	461
850	Schlumberger Technology Corp., 6.500%, 04/15/12 (e)	902
835	Southern California Gas Co., 4.375%, 01/15/11	848
210	Texas Eastern Transmission LP, 7.300%, 12/01/10	217
	TransCanada Pipelines Ltd., (Canada),
1,495	4.000%, 06/15/13	1,418
1,000	6.200%, 10/15/37	830
	Williams Partners LP/Williams Partners Finance Corp.,
1,147	7.250%, 02/01/17	998
500	7.500%, 06/15/11	482
		7,658
	Health Care Equipment & Supplies — 0.2%
	Baxter International, Inc.,
250	4.000%, 03/01/14	250
550	4.625%, 03/15/15	551
750	Medtronic, Inc., 4.750%, 09/15/15	721
		1,522
	Health Care Providers & Services — 0.5%
1,000	FMC Finance III S.A., (Luxembourg), 6.875%, 07/15/17	982
350	Fresenius Medical Care Capital Trust IV, 7.875%, 06/15/11	352
	HCA, Inc.,
160	9.125%, 11/15/14	150
440	9.250%, 11/15/16	403
593	Health Management Associates, Inc., 6.125%, 04/15/16	458
1,050	Medco Health Solutions, Inc., 7.125%, 03/15/18	1,035
500	Ventas Realty LP/Ventas Capital Corp., 9.000%, 05/01/12	494
		3,874
	Hotels, Restaurants & Leisure — 0.5%
1,000	Fontainebleau Las Vegas Holdings LLC/Fontainebleau Las Vegas Capital Corp., 11.000%, 06/15/15 (e)	65
	Host Hotels & Resorts LP,
750	6.875%, 11/01/14	561
1,000	7.000%, 08/15/12	830
1,010	Mashantucket Western Pequot Tribe, 8.500%, 11/15/15 (e)	333
1,000	MGM Mirage, Inc., 6.875%, 04/01/16	445
900	Seminole Hard Rock Entertainment, Inc., VAR, 4.496%, 03/15/14 (e)	423
1,000	Speedway Motorsports, Inc., 6.750%, 06/01/13	820
350	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 6.625%, 12/01/14	247
		3,724
	Household Durables — 0.4%
1,500	K Hovnanian Enterprises, Inc., 11.500%, 05/01/13	1,170
	KB Home,
1,000	5.750%, 02/01/14	800
415	5.875%, 01/15/15	316
750	Meritage Homes Corp., 7.000%, 05/01/14	478
		2,764
	Household Products — 0.4%
375	Jarden Corp., 7.500%, 05/01/17 (c)	292
1,000	Kimberly-Clark Corp., 6.125%, 08/01/17	1,048
896	Procter & Gamble — ESOP, 9.360%, 01/01/21	1,130
500	Spectrum Brands, Inc., PIK, 0.000%, 10/02/13 (c) (d)	116
		2,586
	Independent Power Producers & Energy Traders — 0.1%
463	FPL Energy Wind Funding LLC, 6.876%, 06/27/17 (e)	416
750	Reliant Energy, Inc., 7.875%, 06/15/17 (c)	546
		962

SEE NOTES TO FINANCIAL STATEMENTS.

60   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments — Continued
	Industrial Conglomerates — 0.4%
600	JB Poindexter & Co., Inc., 8.750%, 03/15/14 (c)	341
1,000	Milacron Escrow Corp., 11.500%, 05/15/11 (d) (i)	655
1,830	Siemens Financieringsmaatschappij N.V., (Netherlands), 5.750%, 10/17/16 (e)	1,825
		2,821
	Insurance — 2.3%
419	AIG Retirement Services, Inc., 8.125%, 04/28/23	223
515	Allstate Life Global Funding Trusts, 5.375%, 04/30/13	508
435	American International Group, Inc., 5.600%, 10/18/16	238
315	Chubb Corp. (The), 5.750%, 05/15/18	303
1,800	Crum & Forster Holdings Corp., 7.750%, 05/01/17	1,404
855	Genworth Global Funding Trusts, 5.200%, 10/08/10	784
1,650	Jackson National Life Global Funding, 5.375%, 05/08/13 (e)	1,508
1,000	MassMutual Global Funding II, 3.500%, 03/15/10 (e)	972
2,550	MetLife Life and Annuity Co. of Connecticut, 5.125%, 08/15/14 (e)	2,296
	Metropolitan Life Global Funding I,
875	5.200%, 09/18/13 (e)	818
600	5.750%, 07/25/11 (e)	588
1,680	New York Life Global Funding, 4.650%, 05/09/13 (e)	1,650
770	Pacific Life Global Funding, 5.150%, 04/15/13 (c) (e)	751
300	Principal Life Global Funding I, 5.250%, 01/15/13 (e)	280
	Principal Life Income Funding Trusts,
320	5.150%, 06/17/11	298
2,050	5.300%, 12/14/12	1,905
2,100	Protective Life Secured Trusts, 4.000%, 04/01/11	1,935
400	Torchmark Corp., 7.875%, 05/15/23	317
400	Travelers Cos, Inc. (The), 5.800%, 05/15/18	387
		17,165
	IT Services — 0.1%
900	Electronic Data Systems Corp., 6.000%, 08/01/13	950
	Leisure Equipment & Products — 0.0% (g)
400	Brunswick Corp., 7.375%, 09/01/23	140
	Machinery — 0.5%
550	Eaton Corp., 5.600%, 05/15/18	516
255	Ingersoll-Rand Co., 7.200%, 06/01/25	240
413	Ormat Funding Corp., 8.250%, 12/30/20	331
110	PACCAR, Inc., 6.375%, 02/15/12	113
	Parker Hannifin Corp.,
175	5.500%, 05/15/18	167
440	6.250%, 05/15/38	400
500	Valmont Industries, Inc., 6.875%, 05/01/14 (c)	431
1,500	Wabtec Corp., 6.875%, 07/31/13	1,399
		3,597
	Marine — 0.1%
400	Stena AB, (Sweden), 7.500%, 11/01/13	300
750	Ultrapetrol Bahamas Ltd., (Bahamas), 9.000%, 11/24/14	502
		802
	Media — 1.3%
500	Block Communications, Inc., 8.250%, 12/15/15 (e)	374
	CBS Corp.,
700	7.700%, 07/30/10	694
750	8.625%, 08/01/12	685
240	Comcast Cable Communications Holdings, Inc., 9.455%, 11/15/22	260
1,500	Comcast Cable Holdings LLC, 9.800%, 02/01/12	1,620
850	Comcast Corp., 5.900%, 03/15/16	801
750	Dex Media West LLC/Dex Media Finance Co., 8.500%, 08/15/10 (d)	353
400	Dex Media, Inc., 8.000%, 11/15/13 (d)	26
1,000	Historic TW, Inc., 9.150%, 02/01/23	989
	Lamar Media Corp.,
150	6.625%, 08/15/15 (c)	97
750	6.625%, 08/15/15	469
800	News America Holdings, Inc., 7.750%, 01/20/24	717
600	News America, Inc., 6.750%, 01/09/38	604
352	RH Donnelley, Inc., 11.750%, 05/15/15 (d) (e)	49
405	Thomson Reuters Corp., (Canada), 5.950%, 07/15/13 (c)	400
	Time Warner Entertainment Co. LP,
400	8.375%, 03/15/23	389
1,000	8.875%, 10/01/12	1,014
750	10.150%, 05/01/12	811
		10,352

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   61

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments — Continued
	Metals & Mining — 0.6%
370	Alcoa, Inc., 5.550%, 02/01/17	239
	BHP Billiton Finance USA Ltd., (Australia),
570	4.800%, 04/15/13	577
575	5.400%, 03/29/17	534
1,086	California Steel Industries, Inc., 6.125%, 03/15/14	749
750	FMG Finance Pty Ltd., (Australia), 10.625%, 09/01/16 (e)	638
1,500	Steel Dynamics, Inc., 6.750%, 04/01/15	1,166
1,000	Wolverine Tube, Inc., 10.500%, 04/01/09	800
		4,703
	Multiline Retail — 0.1%
1,000	Nordstrom, Inc., 7.000%, 01/15/38	662
310	Target Corp., 7.000%, 01/15/38	298
		960
	Multi-Utilities — 0.4%
1,591	AES Corp. (The), 8.750%, 05/15/13 (e)	1,543
400	Dominion Resources, Inc., 7.000%, 06/15/38	393
900	NorthWestern Corp., 5.875%, 11/01/14	889
	Sempra Energy,
250	6.150%, 06/15/18	231
85	8.900%, 11/15/13	92
50	9.800%, 02/15/19	56
		3,204
	Oil, Gas & Consumable Fuels — 1.7%
750	AmeriGas Partners LP/AmeriGas Eagle Finance Corp., 7.125%, 05/20/16	698
	Chesapeake Energy Corp.,
250	6.875%, 01/15/16	206
500	7.500%, 09/15/13 (c)	446
250	9.500%, 02/15/15	232
425	Conoco Funding Co., (Canada), 7.250%, 10/15/31	445
	ConocoPhillips,
275	5.750%, 02/01/19	269
600	6.500%, 02/01/39	582
1,000	8.750%, 05/25/10	1,075
1,800	El Paso Corp., 6.875%, 06/15/14 (c)	1,591
200	EOG Resources, Inc., 6.875%, 10/01/18	216
1,000	Frontier Oil Corp., 8.500%, 09/15/16	965
180	Gaz Capital S.A., (Russia), 7.288%, 08/16/37	98
100	Gaz Capital S.A. for Gazprom, (Russia), 7.288%, 08/16/37 (e)	54
210	Gazprom International S.A., (Russia), 7.201%, 02/01/20	171
675	Holly Energy Partners LP, 6.250%, 03/01/15	513
390	KazMunaiGaz Finance Sub BV, (Kazakhstan), 9.125%, 07/02/18 (e)	252
250	Marathon Oil Canada Corp., (Canada), 8.375%, 05/01/12	260
400	Marathon Oil Corp., 6.000%, 10/01/17	362
450	Newfield Exploration Co., 7.125%, 05/15/18	396
	Petro-Canada, (Canada),
400	6.800%, 05/15/38	295
335	7.875%, 06/15/26	278
250	Premcor Refining Group, Inc. (The), 7.500%, 06/15/15	241
25	Range Resources Corp., 7.250%, 05/01/18	23
500	Sabine Pass LNG LP, 7.250%, 11/30/13 (c)	350
375	Southern Star Central Corp., 6.750%, 03/01/16	302
200	Southwestern Energy Co., 7.500%, 02/01/18 (e)	189
435	StatoilHydro ASA, (Norway), 7.150%, 11/15/25	468
815	Suncor Energy, Inc., (Canada), 6.850%, 06/01/39	593
1,000	Swift Energy Co., 7.125%, 06/01/17	650
825	Ultramar Diamond Shamrock Corp., 6.750%, 10/15/37	825
250	Williams Cos., Inc., 6.375%, 10/01/10 (e)	246
		13,291
	Paper & Forest Products — 0.3%
100	Abitibi-Consolidated Co. of Canada, (Canada), 8.375%, 04/01/15 (d)	9
410	Abitibi-Consolidated, Inc., (Canada), 8.850%, 08/01/30 (d)	33
675	Cascades, Inc., (Canada), 7.250%, 02/15/13	386
	Domtar Corp.,
500	7.125%, 08/15/15	340
250	7.875%, 10/15/11	213
875	Georgia-Pacific LLC, 7.125%, 01/15/17 (e)	803
1,000	Jefferson Smurfit Corp., 8.250%, 10/01/12 (d)	80
		1,864
	Pharmaceuticals — 0.7%
400	Abbott Laboratories, 6.150%, 11/30/37	421
	AstraZeneca plc, (United Kingdom),
678	5.400%, 06/01/14	735
504	5.400%, 09/15/12	537

SEE NOTES TO FINANCIAL STATEMENTS.

62   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments — Continued
	Pharmaceuticals — Continued
500	Elan Finance plc/Elan Finance Corp., (Ireland), VAR, 5.234%, 11/15/11	412
920	GlaxoSmithKline Capital, Inc., 6.375%, 05/15/38	967
1,000	Schering-Plough Corp., 6.550%, 09/15/37	989
	Wyeth,
810	5.500%, 02/01/14	853
555	5.500%, 02/15/16	568
		5,482
	Real Estate Investment Trusts (REITs) — 0.2%
	HRPT Properties Trust,
375	6.250%, 08/15/16 (c)	241
300	6.650%, 01/15/18	191
250	iStar Financial, Inc., 6.000%, 12/15/10	140
	Simon Property Group LP,
340	5.625%, 08/15/14	292
905	6.100%, 05/01/16	716
		1,580
	Real Estate Management & Development — 0.1%
250	ERP Operating LP, 4.750%, 06/15/09	248
750	Forest City Enterprises, Inc., 7.625%, 06/01/15	330
		578
	Road & Rail — 0.4%
760	Burlington Northern and Santa Fe Railway Co. 2000 Pass Through Trust, 7.908%, 01/15/20	829
500	Burlington Northern Santa Fe Corp., 7.125%, 12/15/10	523
280	Canadian Pacific Ltd., (Canada), 9.450%, 08/01/21	279
	Erac USA Finance Co.,
250	6.375%, 10/15/17 (e)	162
800	6.700%, 06/01/34 (e)	460
	Kansas City Southern de Mexico S.A. de C.V., (Mexico),
352	7.375%, 06/01/14	312
350	7.625%, 12/01/13	315
		2,880
	Semiconductors & Semiconductor Equipment — 0.0% (g)
1,300	MagnaChip Semiconductor S.A./MagnaChip Semiconductor Finance Co., (Luxembourg), 6.875%, 12/15/11 (d) (i)	13
	NXP BV/NXP Funding LLC, (Netherlands),
125	7.875%, 10/15/14	25
375	VAR, 3.844%, 10/15/13	60
500	Spansion, Inc., VAR, 0.000%, 06/01/13 (d)	117
		215
	Software — 0.3%
	Oracle Corp.,
1,000	5.250%, 01/15/16	1,012
1,030	6.500%, 04/15/38	1,023
		2,035
	Specialty Retail — 0.2%
1,000	ACE Hardware Corp., 9.125%, 06/01/16 (e)	800
500	Brown Shoe Co., Inc., 8.750%, 05/01/12	412
195	Staples, Inc., 9.750%, 01/15/14	205
		1,417
	Thrifts & Mortgage Finance — 0.1%
700	Countrywide Home Loans, Inc., 4.000%, 03/22/11	652
	Tobacco — 0.0% (g)
250	Alliance One International, Inc., 11.000%, 05/15/12	235
	Water Utilities — 0.1%
925	American Water Capital Corp., 6.085%, 10/15/17	830
	Wireless Telecommunication Services — 0.4%
1,750	New Cingular Wireless Services, Inc., 7.875%, 03/01/11	1,870
855	Vodafone Group plc, (United Kingdom), 5.000%, 09/15/15	812
		2,682
	Total Corporate Bonds (Cost $319,802)	275,894

	Foreign Government Securities — 0.8%
EGP500	Arab Republic of Egypt, (Egypt), 8.750%, 07/18/12 (e)	78
100	Banco Nacional de Desenvolvimento Economico e Social, (Brazil), 6.369%, 06/16/18 (e)	93
90	Citigroup Funding, Inc., CLN, 9.000%, 12/17/10 (linked to Republic of Nigeria Treasury Bonds, 9.000%, 12/14/10; credit rating: BB), (Nigeria) (e) (i)	68

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   63

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments — Continued
	Foreign Government Securities — Continued
650	Credit Suisse First Boston International for CJSC The EXIM of Ukraine, (Ukraine), 7.650%, 09/07/11	172
120	CS International for City of Kiev Ukraine, (Ukraine), 8.250%, 11/26/12 (e)	46
	Federal Republic of Brazil, (Brazil),
120	8.000%, 01/15/18	130
520	8.875%, 10/14/19	594
139	12.250%, 03/06/30	209
BRL340	12.500%, 01/05/22	141
100	Government of Barbados, (Barbados), 6.625%, 12/05/35 (e)	72
300	Government of Ukraine, (Ukraine), 6.580%, 11/21/16 (e)	106
117	IIRSA Norte Finance Ltd., (Peru), 8.750%, 05/30/24	85
	Petroleos de Venezuela S.A., (Venezuela),
305	5.250%, 04/12/17	114
570	5.375%, 04/12/27	183
	Republic of Argentina, (Argentina),
100	7.000%, 03/28/11	49
1,142	VAR, 1.683%, 08/03/12	308
	Republic of Colombia, (Colombia),
60	11.750%, 02/25/20	75
COP29,000	12.000%, 10/22/15	13
105	Republic of Costa Rica, (Costa Rica), 9.995%, 08/01/20	121
45	Republic of El Salvador, (El Salvador), 8.250%, 04/10/32 (e)	34
130	Republic of Gabon, (Gabon), 8.200%, 12/12/17 (e)	84
250	Republic of Guatemala, (Guatemala), 9.250%, 08/01/13	262
	Republic of Indonesia, (Indonesia),
148	6.750%, 03/10/14	130
300	8.500%, 10/12/35	227
270	Republic of Iraq, (Iraq), 5.800%, 01/15/28	119
150	Republic of Panama, (Panama), 6.700%, 01/26/36	131
	Republic of Peru, (Peru),
83	8.375%, 05/03/16	93
158	8.750%, 11/21/33	179
88	9.875%, 02/06/15	104
290	Republic of Philippines, (Philippines), 8.250%, 01/15/14	312
175	Republic of Turkey, (Turkey), 6.875%, 03/17/36	131
	Republic of Uruguay, (Uruguay),
UYU5,459	3.700%, 06/26/37	113
170	7.625%, 03/21/36	140
	Republic of Venezuela, (Venezuela),
562	9.375%, 01/13/34	278
415	10.750%, 09/19/13	284
310	RSHB Capital SA for OJSC Russian Agricultural Bank, (Luxembourg), 6.299%, 05/15/17	173
	Russian Federation, (Russia),
309	SUB, 7.500%, 03/31/30	271
80	12.750%, 06/24/28	100
	United Mexican States, (Mexico),
166	6.050%, 01/11/40	137
MXN500	7.500%, 06/03/27	29
MXN2,000	9.000%, 12/20/12	137
	Total Foreign Government Securities (Cost $8,180)	6,125
	Mortgage Pass-Through Securities — 9.4%
	Federal Home Loan Mortgage Corp.,
377	ARM, 6.104%, 05/01/37	391
1,947	ARM, 6.135%, 10/01/37	2,019
	Federal Home Loan Mortgage Corp. Gold Pools, 15 Year, Single Family,
5,306	4.000%, 08/01/18 – 05/01/19	5,396
1,857	4.500%, 10/01/18	1,912
1,290	6.500%, 07/01/14	1,342
252	7.000%, 06/01/09 – 06/01/11	262
61	7.500%, 09/01/10 – 05/01/11	63
17	8.500%, 06/01/10	18
	Federal Home Loan Mortgage Corp. Gold Pools, 20 Year, Single Family,
2,950	6.500%, 11/01/22 – 03/01/26	3,114
728	7.000%, 01/01/27	773
	Federal Home Loan Mortgage Corp. Gold Pools, 30 Year, Single Family,
647	4.000%, 09/01/33	641
348	6.000%, 02/01/29	364
2,398	6.500%, 01/01/24 – 11/01/36	2,521
1,543	7.000%, 09/01/24 – 10/01/36 (m)	1,639
234	7.500%, 10/01/19 – 10/01/30	249
228	8.000%, 08/01/27 – 03/01/30	244
	Federal Home Loan Mortgage Corp. Gold Pools, Other,
457	7.000%, 12/01/14 – 03/01/16	484

SEE NOTES TO FINANCIAL STATEMENTS.

64   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments — Continued
	Mortgage Pass-Through Securities — Continued
	Federal Home Loan Mortgage Corp., 30 Year, Single Family,
9	7.500%, 02/01/17	9
2	8.000%, 08/01/09 – 02/01/10	2
—(h)	10.250%, 06/01/09	—	(h)
18	12.000%, 08/01/15 – 07/01/19	20
1	13.000%, 06/01/14	1
—(h)	13.500%, 01/01/11	—	(h)
—(h)	14.500%, 12/01/10 – 03/01/11	—	(h)
—(h)	14.750%, 03/01/10	—	(h)
— (h)	15.000%, 03/01/11	—	(h)
	Federal National Mortgage Association,
830	ARM, 4.273%, 05/01/35	843
536	ARM, 5.077%, 01/01/34	546
26	ARM, 5.750%, 10/01/33	27
2,035	ARM, 5.799%, 04/01/37	2,106
505	ARM, 5.896%, 06/01/37	521
1,496	ARM, 5.965%, 02/01/37	1,552
1,801	ARM, 6.171%, 07/01/37	1,869
	Federal National Mortgage Association, 15 Year, Single Family,
9,772	3.500%, 09/01/18 – 07/01/19	9,624
6,625	4.000%, 07/01/18 – 12/01/18	6,686
734	4.500%, 07/01/18	752
3,943	5.000%, 05/01/18 – 11/01/18	4,083
2,577	5.500%, 08/01/17 – 07/01/20	2,685
2,035	6.000%, 01/01/14 – 09/01/19	2,134
227	6.500%, 05/01/13	238
—(h)	7.000%, 03/01/15	—	(h)
48	7.500%, 02/01/12	50
103	8.000%, 01/01/16	108
116	8.500%, 11/01/11	119
1,791	Federal National Mortgage Association, 20 Year, Single Family, 6.500%, 11/01/18	1,890
646	Federal National Mortgage Association, 30 Year, FHA/VA, 5.500%, 08/01/34	665
	Federal National Mortgage Association, 30 Year, Single Family,
815	5.500%, 12/01/28 – 07/01/29	844
1,127	6.500%, 04/01/28 – 08/01/29	1,190
10	7.000%, 03/01/28	11
168	7.500%, 09/01/25 – 03/01/27	180
122	8.500%, 12/01/25	132
8	9.000%, 01/01/19 – 04/01/25	9
49	12.500%, 01/01/16	55
1,650	Federal National Mortgage Association, 7 Year, Balloon, 3.500%, 09/01/10	1,666
	Federal National Mortgage Association, Other,
3,133	5.000%, 12/01/32 – 08/01/33	3,192
1,244	5.500%, 09/01/17	1,295
1,474	6.500%, 04/01/36 – 07/01/36	1,545
	Government National Mortgage Association II, 30 Year, Single Family,
28	6.500%, 02/20/29	30
155	7.500%, 08/20/25 – 07/20/27	166
183	8.000%, 08/20/26 – 08/20/28	197
	Government National Mortgage Association, 30 Year, Single Family,
745	6.500%, 02/15/28 – 10/15/29	784
263	7.000%, 01/15/23 – 02/15/28	284
230	7.250%, 07/15/21 – 01/15/28	247
122	7.500%, 10/15/22 – 09/15/29	132
10	7.750%, 02/15/27	11
8	8.500%, 11/15/25	8
181	9.000%, 04/15/16 – 01/15/25	195
5	10.000%, 11/15/20	6
3	13.000%, 01/15/15	4
	Total Mortgage Pass-Through Securities (Cost $67,844)	70,145
	Municipal Bond — 0.2%
	Illinois — 0.2%
1,960	State of Illinois, Taxable Pension, GO, 5.100%, 06/01/33 (Cost $1,960)	1,723
	Supranational — 0.1%
600	Corp. Andina de Fomento, 5.200%, 05/21/13 (Cost $599)	528
	U.S. Government Agency Securities — 0.2%
1,000	Federal National Mortgage Association, 8.200%, 03/10/16	1,279
508	New Valley Generation II, 5.570%, 05/01/20	533
	Total U.S. Government Agency Securities (Cost $1,485)	1,812
	U.S. Treasury Obligations — 7.9%
	U.S. Treasury Bonds,
1,000	4.500%, 05/15/38	1,135
2,100	7.125%, 02/15/23	2,815
2,700	7.250%, 08/15/22	3,639
2,275	8.000%, 11/15/21	3,220
5,000	8.125%, 08/15/21	7,113

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   65

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments — Continued
	U.S. Treasury Obligations — Continued
2,500	8.875%, 08/15/17 (m)	3,521
5,000	9.000%, 11/15/18 (m)	7,302
5,125	9.125%, 05/15/18 (m)	7,484
	U.S. Treasury Bonds Coupon STRIPS,
308	05/15/13	283
2,000	11/15/14 (c)	1,707
2,425	11/15/15 (c)	1,974
3,900	05/15/16 (c)	3,051
13,990	05/15/17 (c)	10,449
165	08/15/17	122
4,330	11/15/17	3,153
555	05/15/18 (c)	399
1,000	U.S. Treasury Inflation Indexed Bonds, 3.625%, 04/15/28	1,477
95	U.S. Treasury Notes, 3.250%, 12/31/09 (k)	97
	Total U.S. Treasury Obligations (Cost $50,080)	58,941

SHARES	SECURITY DESCRIPTION	VALUE($)
	Common Stocks — 0.0%
	Airlines — 0.0% (g)
9	Delta Air Lines, Inc. (a)	43
	Diversified Telecommunication Services — 0.0% (g)
2	AboveNet, Inc. (a) (i)	72
—(h)	XO Holdings, Inc. (a)	—	(h)
		72
	Independent Power Producers & Energy Traders — 0.0% (g)
1	NRG Energy, Inc. (a)	19
	Media — 0.0% (g)
2	Time Warner Cable, Inc., Class A (a)	29
	Wireless Telecommunication Services — 0.0% (g)
—(h)	Sprint Nextel Corp. (a)	—	(h)
	Total Common Stocks (Cost $779)	163

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	Loan Participations & Assignments — 2.8%
	Aerospace & Defense — 0.1%
107	Hawker Beechcraft Acquisition Co. LLC, Letter of Credit, 2.100%, 03/26/14	49
	Hawker Beechcraft Acquisition Co. LLC, Term Loan,
1,220	2.479%, 03/26/14	556

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Aerospace & Defense — Continued
598	2.479%, 03/26/14	273
		878
	Airlines — 0.1%
	Delta Airlines, Inc., 1st Lien,
55	0.269%, 04/30/14	41
935	2.445%, 04/30/14	698
		739
	Auto Components — 0.0% (g)
46	Delphi Corp., Subsequent Tranche C, 10.500%, 06/30/09	7
454	Delphi Corp., Term Loan C, 10.500%, 06/30/09 (d)	73
		80
	Automobiles — 0.1%
1,471	Ford Motor Co., Term Loan B, 5.000%, 12/15/13	475
	Building Products — 0.1%
73	Jacuzzi Brands Corp., 1st Lien Letter of Credit, 1.359%, 02/07/14	29
821	Jacuzzi Brands Corp., 1st Lien Term Loan B, 2.729%, 02/07/14	318
		347
	Chemicals — 0.2%
991	BOC Edwards, 1st Priority Lien, 2.479%, 05/31/14	595
450	Cristal Inorganic Chemical, 1st Lien, 3.709%, 05/15/14 (i)	276
	Lyondell Chemical Co., Tranche A Term Loan,
39	4.959%, 12/20/13	13
118	5.750%, 12/20/13	38
	Lyondell Chemical Co., Tranche B-1 Term Loan,
47	5.163%, 12/20/14	15
206	7.000%, 12/20/14	67
	Lyondell Chemical Co., Tranche B-2 Term Loan,
47	5.163%, 12/20/14	15
206	7.000%, 12/20/14	67
	Lyondell Chemical Co., Tranche B-3 Term Loan,
47	5.163%, 12/20/14	15
206	7.000%, 12/20/14	67
62	Lyondell Chemical Co., Tranche Primary Revolving Credit Loan, 5.750%, 12/20/14	20
17	Lyondell Chemical Co., Tranche Revolving Credit Loan, 5.750%, 12/20/13	6
		1,194

SEE NOTES TO FINANCIAL STATEMENTS.

66   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments — Continued
	Commercial Services & Supplies — 0.2%
60	ARAMARK Corp., Letter of Credit, 1.000%, 01/26/14 (d)	51
	Clarke American Corp., Term Loan B,
1,206	2.979%, 06/27/14	710
210	3.935%, 06/27/14	124
1,061	3.959%, 06/27/14	626
		1,511
	Health Care Providers & Services — 0.2%
35	Community Health Systems, Inc., Delayed Draw, 2.729%, 07/25/14	30
	Community Health Systems, Inc., Term Loan,
60	3.506%, 07/25/14	51
620	3.506%, 07/25/14	525
574	HCA, Inc., Term Loan B, 3.709%, 11/18/13	481
	Vanguard Health Holding Co., Replacement Term Loan,
309	2.729%, 09/23/11	283
434	3.709%, 09/23/11	398
		1,768
	Hotels, Restaurants & Leisure — 0.2%
1,000	Fontainebleau Las Vegas Initial Term Loan, 5.443%, 06/06/14	232
	Herbst Gaming, Delayed Draw Term Loan,
103	12.500%, 01/03/14	21
359	12.500%, 01/03/14	74
	Herbst Gaming, Term Loan B,
530	12.500%, 01/03/14	110
175	Isle of Capri Casinos, Inc., Delayed Draw Term Loan A, 3.209%, 11/25/13	113
232	Isle of Capri Casinos, Inc., Delayed Draw Term Loan B, 3.209%, 11/25/13	149
579	Isle of Capri Casinos, Inc., Term Loan B, 3.209%, 11/25/13	374
667	Venetian Macau, Term Loan B, 2.730%, 05/25/13	384
		1,457
	Household Products — 0.2%
36	Spectrum Brands, Inc., Letter of Credit, 0.263%, 03/30/13 (d)	23
	Spectrum Brands, Inc., Term Loan B,
501	5.398%, 03/30/13 (d)	321
1,668	6.250%, 03/30/13 (d)	1,067
		1,411
	Independent Power Producers & Energy Traders — 0.7%
3,325	Calpine Corp., 1st Priority Lien, 4.335%, 03/29/14	2,394
293	NRG Energy, Inc. (Opco), Credit-Linked Deposit, 1.359%, 02/01/13	270
	NRG Energy, Inc. (Opco), Term Loan B,
139	1.869%, 02/01/13	129
391	1.979%, 02/01/13	360
1,332	2.959%, 02/01/13	1,229
	TXU, Initial Tranche B-2 Term Loan,
8	3.909%, 10/10/14	5
1,463	3.948%, 10/10/14	902
11	4.451%, 10/10/14	7
		5,296
	IT Services — 0.2%
988	CompuCom Systems, Term Loan, 3.980%, 08/23/14	770
	First Data Corp., Initial Tranche B1,
371	3.223%, 09/24/14	244
24	3.229%, 09/24/14	16
	First Data Corp., Initial Tranche B3,
557	3.223%, 09/24/14	367
35	3.229%, 09/24/14	23
		1,420
	Leisure Equipment & Products — 0.0% (g)
308	True Temper Sports, Inc., 2nd Lien, Term Loan, (Germany), 6.625%, 06/30/11 (d)	139
	Media — 0.3%
	Cenveo Corp., Term Loan C,
989	3.275%, 06/21/13	634
	Charter Communications 1st Lien,
662	3.180%, 03/06/14	526
215	3.230%, 03/06/14	171
3	3.360%, 03/06/14	2
111	Charter Communications 1st Lien, 3.360%, 03/06/14	88
146	High Plains Broadcasting Operating Co. LLC, Term Loan, 8.000%, 09/14/16	62
	Idearc, Inc., Term Loan B,
64	2.480%, 11/17/14	22
1,421	3.460%, 11/17/14	496
550	Newport Television LLC, Term Loan, 8.000%, 09/14/16	233
	Univision Communications, Inc., 1st Lien,
500	2.729%, 09/20/14	226
		2,460

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   67

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands, except number of contracts)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments — Continued
	Paper & Forest Products — 0.2%
1,734	Abitibi, Inc., Term Loan, (Canada), 11.500%, 03/30/09 (d)	1,224
495	New Page Corp., Term Loan, 5.313%, 12/21/14	307
		1,531
	Textiles, Apparel & Luxury Goods — 0.0% (g)
	Polymer Group, Inc., Term Loan B,
154	2.730%, 11/22/12	112
293	3.720%, 11/22/12	214
		326
	Total Loan Participations & Assignments (Cost 32,736)	21,032
	Total Long-Term Investments (Cost $814,606)	738,907

NO. OF WARRANTS	SECURITY DESCRIPTION	VALUE
Warrants — 0.0% (g)
Diversified Telecommunication Services — 0.0% (g)
1	AboveNet, Inc., Series CW10 , expiring 09/08/10 (Strike Price $24.00) (a) (f) (i)	9
XO Holdings, Inc.,
1	Class B, expiring 1/16/10 (Strike Price $6.25) (a)	—	(h)
1	Class B, expiring 1/16/10 (Strike Price $7.50) (a)	—	(h)

NO. OF WARRANTS	SECURITY DESCRIPTION	VALUE

	Diversified Telecommunication Services — Continued
1	Class B, expiring 1/16/10 (Strike Price $10.00) (a)	—	(h)
	Total Warrants (Cost $112)	9

SHARES
Short-Term Investment — 0.9%
	Investment Company — 0.9%
6,740	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.910% (b) (l) (Cost $6,740)	6,740
Investments of Cash Collateral for Securities on Loan — 4.1%
	Investment Company — 4.1%
30,621	JPMorgan Prime Money Market Fund, Capital Shares, 0.870% (b) (l) (Cost $30,621)	30,621
	Total Investments — 103.6% (Cost $852,079)	776,277
	Liabilities in Excess of Other Assets — (3.6)%	(26,994)
	NET ASSETS — 100.0%	$749,283

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

68   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 02/28/09	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
3	30 Year U.S. Treasury Bond	06/19/09	370	(9)
1	2 Year U.S. Treasury Note	06/30/09	217	— (h)
3	5 Year U.S. Treasury Note	06/30/09	350	(1)
	Short Futures Outstanding
(2)	10 Year U.S. Treasury Note	06/19/09	(240)	1
				(9)

Credit Default Swaps — Sell Protection [1]
Corporate and Sovereign Issuers:

SWAP COUNTERPARTY/ REFERENCE OBLIGATION	FUND RECEIVES FIXED RATE (r)	TERMINATION DATE	IMPLIED CREDIT SPREAD AS OF 02/28/09 [2]	NOTIONAL AMOUNT [3]	VALUE	UPFRONT PREMIUMS (PAID)/RECEIVED [4]
Goldman Sachs Capital Management:
FSA Global Funding Ltd., 6.110%, 06/29/15	1.950% quarterly	03/20/13	19.891%	1,000	(380)	—

[1]	The Fund, as a seller of credit protection, receives periodic payments and may also receive any upfront premium from the protection buyer, and is obligated to make a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

[2]	Implied credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e., make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indexes are linked to the weighted average spread across the underlying reference obligations included in a particular index.

[3]	The notional amount is the maximum amount that a seller of a credit default swap would be obligated to make and a buyer of credit protection would receive, upon occurrence of a credit event.

[4]	Upfront premiums generally relate to payments made or received at the initiation of the agreement in lieu of all or a portion of future periodic payments.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   69

JPMorgan Government Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 94.2%
	Collateralized Mortgage Obligations — 47.3%
	Agency CMO — 47.3%
	Federal Home Loan Mortgage Corp. REMICS,
155	Series 1343, Class LA, 8.000%, 08/15/22	170
1,102	Series 1367, Class K, 5.500%, 09/15/22	1,150
222	Series 1591, Class E, 10.000%, 10/15/23	242
2,031	Series 1633, Class Z, 6.500%, 12/15/23	2,159
3,000	Series 1694, Class PK, 6.500%, 03/15/24	3,188
8,837	Series 1785, Class A, 6.000%, 10/15/23	9,236
601	Series 1999, Class PU, 7.000%, 10/15/27	634
1,106	Series 2031, Class PG, 7.000%, 02/15/28	1,157
2,886	Series 2035, Class PC, 6.950%, 03/15/28	3,045
2,762	Series 2064, Class PD, 6.500%, 06/15/28 (m)	2,904
2,605	Series 2095, Class PE, 6.000%, 11/15/28	2,742
755	Series 2152, Class BD, 6.500%, 05/15/29	783
5,748	Series 2162, Class TH, 6.000%, 06/15/29	6,047
464	Series 2345, Class PQ, 6.500%, 08/15/16	493
2,825	Series 2367, Class ME, 6.500%, 10/15/31	2,995
11,421	Series 2480, Class EJ, 6.000%, 08/15/32	11,820
6,000	Series 2562, Class PG, 5.000%, 01/15/18	6,137
5,243	Series 2571, Class PV, 5.500%, 01/15/14	5,481
10,000	Series 2580, Class QM, 5.000%, 10/15/31	10,255
2,665	Series 2611, Class QZ, 5.000%, 05/15/33	2,544
10,000	Series 2630, Class KS, 4.000%, 01/15/17	10,074
10,000	Series 2631, Class TE, 4.500%, 02/15/28	10,102
1,252	Series 2647, Class A, 3.250%, 04/15/32	1,209
6,425	Series 2651, Class VZ, 4.500%, 07/15/18	6,491
9,000	Series 2656, Class BG, 5.000%, 10/15/32	9,217
10,000	Series 2684, Class PD, 5.000%, 03/15/29	10,327
2,500	Series 2688, Class DG, 4.500%, 10/15/23	2,538
8,588	Series 2727, Class PE, 4.500%, 07/15/32	8,700
5,000	Series 2749, Class TD, 5.000%, 06/15/21	5,118
6,000	Series 2773, Class TB, 4.000%, 04/15/19	5,906
4,730	Series 2780, Class TD, 5.000%, 04/15/28	4,883
7,450	Series 2841, Class AT, 4.000%, 08/15/19	7,320
3,875	Series 2882, Class QD, 4.500%, 07/15/34	3,949
5,672	Series 2927, Class GA, 5.500%, 10/15/34	5,913
5,000	Series 2929, Class PC, 5.000%, 01/15/28	5,154
5,500	Series 2931, Class QD, 4.500%, 02/15/20	5,610
14,249	Series 2976, Class HP, 4.500%, 01/15/33	14,659
10,600	Series 3036, Class ND, 5.000%, 05/15/34 (m)	10,672
4,782	Series 3045, Class HN, 4.500%, 09/15/33	4,917
3,569	Series 3085, Class VS, IF, 26.900%, 12/15/35	4,441
5,500	Series 3114, Class KB, 5.000%, 09/15/27	5,688
7,661	Series 3181, Class OP, PO, 07/15/36	6,648
22,553	Series 3325, Class JL, 5.500%, 06/15/37	23,473
163	Federal Home Loan Mortgage Corp. STRIPS, Series 155, Class IO, IO, 7.000%, 11/01/23	24
	Federal Home Loan Mortgage Corp. Structured Pass-Through Securities,
3,238	Series T-51, Class 1A, VAR, 6.500%, 09/25/43	3,337
3,724	Series T-54, Class 2A, 6.500%, 02/25/43	3,820
1,535	Series T-56, Class A, PO, 05/25/43	1,091
2,337	Federal National Mortgage Association Grantor Trust, Series 2004-T1, Class 1A2, 6.500%, 01/25/44	2,409
	Federal National Mortgage Association Interest STRIPS,
4,903	Series 278, Class 1, VAR, 4.496%, 08/01/25	4,134
2,320	Series 278, Class 3, VAR, 4.279%, 11/01/23	1,951
4,542	Series 343, Class 23, IO, 4.000%, 10/01/18	440
	Federal National Mortgage Association REMICS,
215	Series 1988-16, Class B, 9.500%, 06/25/18 (m)	239
191	Series 1990-57, Class J, 7.000%, 05/25/20 (m)	202
518	Series 1993-110, Class H, 6.500%, 05/25/23	542
405	Series 1993-146, Class E, PO, 05/25/23	332
7,260	Series 1993-155, Class PJ, 7.000%, 09/25/23	7,805
77	Series 1993-205, Class H, PO, 09/25/23	63
110	Series 1993-217, Class H, PO, 08/25/23	91
85	Series 1993-228, Class G, PO, 09/25/23	68
2,525	Series 1994-37, Class L, 6.500%, 03/25/24	2,638
9,094	Series 1994-43, Class PJ, 6.350%, 12/25/23	9,352
9,094	Series 1994-51, Class PV, 6.000%, 03/25/24	9,594
5,042	Series 1994-62, Class PJ, 7.000%, 01/25/24	5,249
39	Series 1994-86, Class PJ, 6.000%, 06/25/09	39
5,092	Series 1998-58, Class PC, 6.500%, 10/25/28	5,377
806	Series 2000-8, Class Z, 7.500%, 02/20/30	853
3,788	Series 2001-33, Class ID, IO, 6.000%, 07/25/31	557
1,375	Series 2002-2, Class UC, 6.000%, 02/25/17	1,435
2,445	Series 2002-3, Class PG, 5.500%, 02/25/17	2,544
6,502	Series 2002-73, Class OE, 5.000%, 11/25/17	6,622
3,479	Series 2002-86, Class EJ, 5.500%, 12/25/32	3,547
3,159	Series 2002-92, Class FB, VAR, 1.124%, 04/25/30	3,096
6,547	Series 2003-21, Class PZ, 4.500%, 03/25/33	5,947
15,200	Series 2003-35, Class MD, 5.000%, 11/25/16	15,533
1,198	Series 2003-67, Class SA, IF, HB, 42.421%, 10/25/31	1,663
3,646	Series 2003-70, Class BE, 3.500%, 12/25/25	3,649

SEE NOTES TO FINANCIAL STATEMENTS.

70   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
5,000	Series 2003-74, Class VL, 5.500%, 11/25/22	5,203
20,000	Series 2003-81, Class MC, 5.000%, 12/25/32 (m)	20,474
10,000	Series 2003-128, Class DY, 4.500%, 01/25/24 (m)	9,931
4,699	Series 2004-46, Class QD, IF, HB, 22.105%, 03/25/34	5,191
6,576	Series 2004-54, Class FL, VAR, 0.874%, 07/25/34	6,348
12,488	Series 2004-60, Class PA, 5.500%, 04/25/34	12,970
5,000	Series 2005-16, Class LC, 5.500%, 05/25/28	5,149
3,942	Series 2005-29, Class AK, 4.500%, 04/25/35	4,075
8,521	Series 2005-58, Class EP, 5.500%, 07/25/35	8,882
7,733	Series 2005-83, Class LA, 5.500%, 10/25/35	8,062
38,680	Series 2006-51, Class FP, VAR, 0.824%, 03/25/36	36,984
3,286	Series 2006-69, Class SP, IF, 13.987%, 05/25/30	3,340
728	Series 2006-81, Class FA, VAR, 0.824%, 09/25/36	713
8,073	Series 2006-110, Class PO, PO, 11/25/36	6,309
41	Series G92-35, Class EB, 7.500%, 07/25/22	45
526	Series G92-44, Class ZQ, 8.000%, 07/25/22	562
	Federal National Mortgage Association Whole Loan,
676	Series 1999-W4, Class A9, 6.250%, 02/25/29	697
4,947	Series 2002-W7, Class A4, 6.000%, 06/25/29	5,172
1,738	Series 2003-W1, Class 1A1, 6.500%, 12/25/42	1,821
807	Series 2003-W1, Class 2A, 7.500%, 12/25/42	861
8,175	Series 2003-W18, Class 1A6, 5.370%, 08/25/43	7,992
6,257	Series 2005-W1, Class 1A2, 6.500%, 10/25/44	6,480
	Government National Mortgage Association,
1,305	Series 1998-22, Class PD, 6.500%, 09/20/28	1,379
750	Series 1999-17, Class L, 6.000%, 05/20/29	787
6,000	Series 2001-10, Class PE, 6.500%, 03/16/31	6,410
5,838	Series 2001-64, Class PB, 6.500%, 12/20/31	6,275
29,629	Series 2003-59, Class XA, IO, VAR, 1.945%, 06/16/34	2,203
3,285	Series 2004-27, Class PD, 5.500%, 04/20/34	3,262
3,285	Series 2004-62, Class VA, 5.500%, 07/20/15	3,426
16,205	Series 2005-28, Class AJ, 5.500%, 04/20/35	16,686
21,971	Series 2008-40, Class SA, IF, IO, 5.945%, 05/16/38	1,875
	Total Collateralized Mortgage Obligations (Cost $530,758)	549,998
	Mortgage Pass-Through Securities — 14.4%
	Federal Home Loan Mortgage Corp.,
394	ARM, 4.689%, 01/01/27	398
42	ARM, 4.873%, 04/01/30	42
9,094	ARM, 6.052%, 03/01/37	9,473
	Federal Home Loan Mortgage Corp. Gold Pools, 15 Year, Single Family,
1,324	5.000%, 12/01/13 – 12/01/16	1,359
1,257	6.000%, 04/01/14	1,318
1,618	6.500%, 12/01/12 – 06/01/14	1,683
—(h)	7.000%, 12/01/14	—	(h)
31	7.500%, 04/01/09 – 09/01/10	31
9	8.500%, 01/01/10	10
	Federal Home Loan Mortgage Corp. Gold Pools, 30 Year, Single Family,
2,912	5.500%, 11/01/33	2,995
780	6.000%, 02/01/32	814
2,552	6.500%, 01/01/24 – 07/01/29	2,695
2,235	7.000%, 08/01/25 – 09/01/29 (m)	2,399
129	7.500%, 09/01/24 – 08/01/25	138
161	8.000%, 11/01/24 – 09/01/25	171
328	8.500%, 05/01/24 – 07/01/28	356
11	9.000%, 10/01/17 – 11/01/21	12
3,142	Federal Home Loan Mortgage Corp. Gold Pools, Other, 4.500%, 05/01/24	3,164
	Federal Home Loan Mortgage Corp., 30 Year, Single Family,
4	9.000%, 08/01/09 – 12/01/09	4
—(h)	9.500%, 04/01/16	—	(h)
	Federal National Mortgage Association, 15 Year, Single Family,
5,530	4.000%, 04/01/19	5,585
4,730	4.500%, 03/01/19	4,842
3,558	5.500%, 11/01/16 – 03/01/18	3,708
537	6.000%, 03/01/11 – 08/01/14	555
40	6.500%, 12/01/10	41
38	7.000%, 07/01/10	39
295	8.000%, 11/01/12	308
3,443	Federal National Mortgage Association, 20 Year, Single Family, 6.000%, 03/01/22	3,571
	Federal National Mortgage Association, 30 Year, Single Family,
4,341	4.500%, 03/01/38	4,355
7,298	5.000%, 11/01/33	7,453
55,027	5.500%, 02/01/29 – 05/01/36 (m)	56,567
7,435	6.000%, 07/01/36	7,693
1,491	6.500%, 06/01/26 – 04/01/32	1,572

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   71

JPMorgan Government Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Mortgage Pass-Through Securities — Continued
8,655	7.000%, 02/01/24 – 03/01/35	9,292
471	7.500%, 03/01/30 – 04/01/30	504
270	10.000%, 10/01/16 – 11/01/21	296
	Federal National Mortgage Association, Other,
2,154	5.000%, 11/01/23	2,201
363	6.000%, 09/01/28	378
167	7.500%, 06/01/14 – 07/01/14	179
24,239	Ginnie Mae I pool, 5.500%, 10/15/38	24,946
	Government National Mortgage Association II, 30 Year, Single Family,
391	8.000%, 11/20/26 – 11/20/27	421
1	Government National Mortgage Association, 15 Year, Single Family, 6.500%, 05/15/09	1
	Government National Mortgage Association, 30 Year, Single Family,
75	6.000%, 10/15/23	79
1,703	6.500%, 05/15/23 – 02/15/24 (m)	1,785
720	7.000%, 12/15/22 – 06/15/28	779
970	7.500%, 02/15/22 – 02/15/28	1,046
529	8.000%, 07/15/22 – 12/20/26	570
10	8.500%, 10/15/24	10
817	9.000%, 04/15/09 – 11/15/24	884
46	9.500%, 07/15/09 – 12/15/20	50
1	11.000%, 11/15/09	1
	Total Mortgage Pass-Through Securities (Cost $162,340)	166,773
	U.S. Government Agency Securities — 12.6%
12,824	Federal Farm Credit Bank, 5.750%, 12/07/28	14,860
	Federal National Mortgage Association,
21,000	Zero Coupon, 10/09/19	11,056
10,000	6.250%, 05/15/29	12,394
9,200	Federal National Mortgage Association STRIPS, 05/29/26	3,977
26,153	Financing Corp. Principal STRIPS, Series 12P, 12/06/18	17,449
	Residual Funding Corp., Principal STRIPS,
78,000	07/15/20	46,306
5,000	04/15/30	1,872
	Resolution Funding Corp., Interest STRIPS,
50,000	07/15/20	29,565
15,000	04/15/28	6,063
4,500	Tennessee Valley Authority STRIPS, 07/15/16	3,373
	Total U.S. Government Agency Securities (Cost $124,413)	146,915
	U.S. Treasury Obligations — 19.9%
	U.S. Treasury Bonds,
20,000	5.250%, 11/15/28	23,375
2,500	7.125%, 02/15/23	3,351
13,140	7.250%, 05/15/16	16,689
3,935	7.250%, 08/15/22	5,303
3,635	8.000%, 11/15/21	5,145
4,085	8.875%, 08/15/17	5,752
1,020	9.000%, 11/15/18	1,490
	U.S. Treasury Bonds Coupon STRIPS,
5,845	02/15/15	4,924
1,655	05/15/15	1,374
2,500	08/15/15	2,068
8,810	11/15/15	7,173
1,190	05/15/16	931
72,500	U.S. Treasury Bonds Principal STRIPS, 05/15/20	46,200
	U.S. Treasury Inflation Indexed Notes,
25,000	1.375%, 07/15/18	22,674
1,450	1.625%, 01/15/15	1,533
25,000	2.375%, 04/15/11	26,719
	U.S. Treasury Notes,
2,085	3.875%, 02/15/13	2,263
6,430	4.250%, 08/15/13	7,110
25,000	4.250%, 11/15/17	27,467
10,000	4.500%, 09/30/11	10,828
2,015	4.750%, 05/15/14	2,293
6,750	5.750%, 08/15/10	7,241
	Total U.S. Treasury Obligations (Cost $213,669)	231,903
	Total Long-Term Investments (Cost $1,031,180)	1,095,589

SHARES	SECURITY DESCRIPTION	VALUE ($)
Short-Term Investment — 5.3%
	Investment Company — 5.3%
62,436	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.480% (b) (l) (Cost $62,436)	62,436
	Total Investments — 99.5% (Cost $1,093,616)	1,158,025
	Other Assets in Excess of Liabilities — 0.5%	5,266
	NET ASSETS — 100.0%	$1,163,291

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

72   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

JPMorgan High Yield Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 92.2%
	Asset-Backed Securities — 0.3%
460	Countrywide Asset-Backed Certificates, Series 2004-13, Class MV8, VAR, 2.171%, 01/25/35 (i)	31
	Long Beach Mortgage Loan Trust,
478	Series 2004-2, Class B, VAR, 3.974%, 06/25/34 (e) (i)	16
152	Series 2004-5, Class M6, VAR, 2.971%, 09/25/34 (i)	25
7,000	Unipac IX LLC, 13.000%, 04/11/13 (f) (i)	6,806
	Total Asset-Backed Securities (Cost $7,869)	6,878
	Corporate Bonds — 78.8%
	Aerospace & Defense — 0.9%
417	Alliant Techsystems, Inc., 6.750%, 04/01/16	402
151	Bombardier, Inc., (Canada), 6.750%, 05/01/12 (e)	119
4,860	Esterline Technologies Corp., 6.625%, 03/01/17	4,374
	L-3 Communications Corp.,
4,000	5.875%, 01/15/15	3,690
11,650	6.375%, 10/15/15	11,009
151	7.625%, 06/15/12	152
		19,746
	Airlines — 1.9%
1,700	American Airlines Pass Through Trust 2001-02, 7.858%, 10/01/11	1,471
148	American Airlines Pass-Through Trust 1988, 10.210%, 01/01/10 (i)	129
	American Airlines Pass-Through Trust 1991,
5,605	10.180%, 01/02/13 (i)	3,195
1,787	10.320%, 07/30/14 (e) (i)	822
3,174	American Airlines Pass-Through Trust 2001-01, 6.817%, 05/23/11	2,349
4,656	American Airlines Pass-Through Trust 2001-02, 6.978%, 04/01/11 (c)	4,306
	Continental Airlines, Inc.,
1,050	6.503%, 06/15/11	934
433	7.487%, 10/02/10	394
1,268	8.750%, 12/01/11	812
4,767	9.798%, 04/01/21 (m)	2,860
2,700	VAR, 2.567%, 06/02/13	1,674
	Delta Air Lines, Inc.,
1,198	6.417%, 07/02/12	970
739	6.619%, 03/18/11	665
6,325	7.111%, 09/18/11	5,503
4,425	7.570%, 11/18/10	4,049
4,318	8.021%, 08/10/22	2,418
7,750	8.300%, 12/15/29 (c) (d)	39
2,659	8.954%, 08/10/14 (i)	1,569
2,500	10.125%, 05/15/10 (d)	13
7,050	Northwest Airlines, Inc., 7.027%, 11/01/19 (c)	4,441
1,085	UAL Pass-Through Trust, 7.336%, 07/02/19 (e)	564
	UAL Pass-Through Trust, Series 2007-1,
3,756	6.636%, 07/02/22 (c)	2,704
2,271	VAR, 4.025%, 07/02/14 (e) (i)	886
		42,767
	Auto Components — 0.2%
4,154	American Tire Distributors, Inc., 10.750%, 04/01/13 (c)	2,949
151	ArvinMeritor, Inc., 8.750%, 03/01/12	38
8,150	Delphi Corp., 7.125%, 05/01/29 (d)	163
1,599	Goodyear Tire & Rubber Co. (The), 9.000%, 07/01/15 (c)	1,207
		4,357
	Automobiles — 0.3%
1,000	Ford Holdings LLC, 9.300%, 03/01/30	170
	Ford Motor Co.,
2,000	4.250%, 12/15/36 (m)	448
2,200	7.125%, 11/15/25	319
1,735	7.450%, 07/16/31	325
1,489	9.215%, 09/15/21	268
2,650	9.980%, 02/15/47 (m)	477
	General Motors Corp.,
950	6.750%, 05/01/28	109
12,525	8.100%, 06/15/24 (m)	1,503
27,522	8.375%, 07/15/33 (c)	3,647
		7,266
	Beverages — 1.4%
10,700	Anheuser-Busch InBev Worldwide, Inc., 7.750%, 01/15/19 (e)	10,706
	Constellation Brands, Inc.,
2,900	7.250%, 09/01/16	2,733
10,350	7.250%, 05/15/17	9,781
6,715	8.375%, 12/15/14	6,765
1,550	FBG Finance Ltd., (Australia), 5.125%, 06/15/15 (e)	1,316
		31,301
	Broadcasting & Cable TV — 5.4%
	Adelphia Communications Corp.,
1,075	7.750%, 01/15/09 (d)	15

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   73

JPMorgan High Yield Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Broadcasting & Cable TV — Continued
1,450	8.125%, 07/15/03 (d)	20
3,175	9.375%, 11/15/09 (c) (d)	44
3,500	10.875%, 10.01/10 (d)	48
9,055	Adelphia Recovery Trust, Contingent Value (a) (d)	199
5,500	Cablevision Systems Corp., 8.000%, 04/15/12	5,321
13,700	CCO Holdings LLC/CCO Holdings Capital Corp., 8.750%, 11/15/13 (c)	10,686
	Charter Communications Operating LLC/Charter
	Communications Operating Capital,
6,650	8.375%, 04/30/14 (e)	5,719
6,150	10.875%, 09/15/14 (c) (e)	5,689
250	CSC Holdings, Inc./United States, 8.5000%, 04/15/14 (c) (e)	240
	CSC Holdings, Inc.,
4,250	6.750%, 04/15/12	4,080
11,676	7.625%, 04/01/11	11,559
	DirecTV Holdings LLC/DirecTV Financing Co.,
8,926	6.375%, 06/15/15 (m)	8,100
7,675	7.625%, 05/15/16	7,368
9,400	8.375%, 03/15/13 (m)	9,494
	Echostar DBS Corp.,
3,600	6.625%, 10/01/14	3,240
20,326	7.000%, 10/01/13	18,954
15,628	Mediacom LLC/Mediacom Capital Corp., 9.500%, 01/15/13	13,596
	Videotron Ltee, (Canada),
10,275	6.875%, 01/15/14 (m)	9,607
5,100	9.125%, 04/15/18 (e)	5,042
		119,021
	Building Products — 0.1%
	Associated Materials, Inc.,
614	9.750%, 04/15/12 (c)	507
1,750	SUB,03/01/14	525
		1,032
	Chemicals — 1.4%
2,100	Airgas, Inc., 7.125%, 10/01/18 (e)	1,995
500	M&G Finance Corp., 7.670%, 04/16/09 (f) (i)	496
	Mosaic Co. (The),
4,675	7.375%, 12/01/14 (e)	4,546
525	7.625%, 12/01/16 (e)	504
151	Nova Chemicals Corp., (Canada), 6.500%, 01/15/12	120
19,325	PolyOne Corp., 8.875%, 05/01/12	7,923
4,705	Sterling Chemicals, Inc., 10.250%, 04/01/15	3,905
5,350	Terra Capital, Inc., 7.000%, 02/01/17	4,869
12,300	Westlake Chemical Corp., 6.625%, 01/15/16 (m)	7,380
		31,738
	Commercial Banks — 0.8%
	Manufacturers & Traders Trust Co.,
282	VAR, 5.585%, 12/28/20	204
10,790	VAR, 5.629%, 12/01/21	7,579
15,025	Royal Bank of Scotland Group plc, (United Kingdom), 9.118%, 03/31/10 (x)	5,484
13,300	Wachovia Capital Trust III, 5.800%, 03/15/11 (x)	4,389
		17,656
	Commercial Services & Supplies — 1.7%
	Allied Waste North America, Inc.,
2,401	5.750%, 02/15/11	2,341
1,200	6.125%, 02/15/14	1,140
4,775	6.875%, 06/01/17	4,536
5,870	7.125%, 05/15/16 (m)	5,665
1,750	7.250%, 03/15/15	1,706
4,000	7.875%, 04/15/13 (m)	3,990
2,000	Casella Waste Systems, Inc., 9.750%, 02/01/13	1,750
	Cenveo Corp.,
2,385	7.875%, 12/01/13	1,360
8,825	10.500%, 08/15/16 (c) (e)	5,383
	Corrections Corp. of America,
1,822	6.250%, 03/15/13 (m)	1,744
2,400	6.750%, 01/31/14	2,328
2,025	7.500%, 05/01/11	2,025
1,050	FTI Consulting, Inc., 7.625%, 06/15/13	1,047
2,300	Iron Mountain, Inc., 8.000%, 06/15/20	2,162
	Quebecor World Capital Corp., (Canada),
6,500	6.125%, 11/15/13 (d) (m)	203
3,925	8.750%, 03/15/16 (c) (d) (e)	167
2,700	9.750%, 01/15/15 (c) (d) (e)	115
		37,662
	Computers & Peripherals — 0.4%
15,650	Seagate Technology HDD Holdings, (Cayman Islands), 6.800%, 10/01/16	8,608
	Construction & Engineering — 0.8%
22,500	United Rentals North America, Inc., 6.500%, 02/15/12 (c)	17,662

SEE NOTES TO FINANCIAL STATEMENTS.

74   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Construction Materials — 0.1%
2,125	Hanson Australia Funding Ltd., (Australia), 5.250%, 03/15/13	975
5,000	Hanson Ltd., (United Kingdom), 6.125%, 08/15/16	2,226
		3,201
	Consumer Finance — 1.3%
2,825	ACE Cash Express, Inc., 10.250%, 10/01/14 (e) (i)	417
	Ford Motor Credit Co. LLC,
151	7.000%, 10/01/13	74
3,000	7.800%, 06/01/12	1,626
7,420	8.000%, 12/15/16 (m)	3,495
10,865	8.625%, 11/01/10 (m)	6,797
7,020	9.875%, 08/10/11	4,081
6,710	VAR, 4.010%, 01/13/12 (m)	3,288
	GMAC LLC,
253	6.625%, 05/15/12 (e)	146
5,311	6.750%, 12/01/14 (e)	2,579
538	7.000%, 02/01/12 (c) (e)	320
12,127	8.000%, 11/01/31 (e)	5,444
3,011	VAR, 4.403%, 12/01/14 (e)	1,325
		29,592
	Containers & Packaging — 0.9%
2,551	Ball Corp., 6.875%, 12/15/12	2,538
	Berry Plastics Holding Corp.,
4,125	8.875%, 09/15/14 (c)	2,455
2,285	VAR, 5.844%, 02/15/15	1,782
	Constar International, Inc.,
17,340	11.000%, 12/01/12 (c) (d)	433
5,550	VAR, 5.524%, 02/15/12	3,233
151	Crown Americas LLC/Crown Americas Capital Corp., 7.750%, 11/15/15	152
151	Graphic Packaging International, Inc., 8.500%, 08/15/11	133
	Owens Brockway Glass Container, Inc.,
3,451	6.750%, 12/01/14 (m)	3,330
3,000	8.250%, 05/15/13 (m)	3,030
4,450	Plastipak Holdings, Inc., 8.500%, 12/15/15 (e)	3,160
3,238	Portola Packaging, Inc., 8.250%, 02/01/12 (d) (f)	745
		20,991
	Diversified Consumer Services — 1.4%
1,000	Carriage Services, Inc., 7.875%, 01/15/15	840
9,700	Knowledge Learning Corp., Inc., 7.750%, 02/01/15 (e)	7,857
3,450	Mac-Gray Corp., 7.625%, 08/15/15	3,157
	Service Corp. International,
925	6.750%, 04/01/15	853
4,775	7.000%, 06/15/17 (m)	4,345
1,700	7.375%, 10/01/14 (m)	1,624
2,200	7.875%, 02/01/13 (m)	2,140
3,530	Sotheby’s, 7.750%, 06/15/15 (e)	2,224
9,676	Stewart Enterprises, Inc., 6.250%, 02/15/13	8,466
		31,506
	Diversified Financial Services — 0.9%
10,895	Deluxe Corp., 5.125%, 10/01/14	6,782
30,575	Goldman Sachs Capital II, 5.793%, 06/01/12 (x)	11,876
		18,658
	Diversified Telecommunication Services — 2.8%
	Cincinnati Bell, Inc.,
151	7.000%, 02/15/15	138
3,837	7.250%, 07/15/13	3,664
	Frontier Communications Corp.,
2,076	6.250%, 01/15/13	1,889
4,800	9.250%, 05/15/11 (m)	4,896
	Level 3 Financing, Inc.,
300	8.750%, 02/15/17	172
8,740	9.250%, 11/01/14 (m)	5,550
800	12.250%, 03/15/13	552
	Qwest Corp.,
1,000	6.500%, 06/01/17	820
1,000	7.500%, 10/01/14 (m)	889
13,125	7.625%, 06/15/15 (m)	11,714
9,151	7.875%, 09/01/11 (m)	9,013
2,400	8.875%, 03/15/12	2,364
7,375	Time Warner Telecom Holdings, Inc., 9.250%, 02/15/14	6,988
	Windstream Corp.,
500	7.000%, 03/15/19	430
8,460	8.125%, 08/01/13	8,206
5,950	8.625%, 08/01/16	5,712
		62,997

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   75

JPMorgan High Yield Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Electric Utilities — 0.6%
2,100	Arizona Public Service Co., 8.750%, 03/01/19	2,073
1,200	Ipalco Enterprises, Inc., 7.250%, 04/01/16 (e)	1,104
2,500	PNM Resources, Inc., 9.250%, 05/15/15	2,250
8,000	Public Service Co. of New Mexico, 7.950%, 05/15/18	7,100
		12,527
	Electrical Equipment — 0.2%
1,750	Belden, Inc., 7.000%, 03/15/17	1,374
	General Cable Corp.,
1,730	7.125%, 04/01/17 (c)	1,488
1,800	VAR, 3.810%, 04/01/15	1,242
		4,104
	Electronic Equipment, Instruments & Components — 1.3%
151	Celestica, Inc., (Canada), 7.875%, 07/01/11	145
	Flextronics International Ltd., (Singapore),
11,775	6.250%, 11/15/14 (c)	9,891
4,176	6.500%, 05/15/13	3,685
4,180	Intcomex, Inc., 11.750%, 01/15/11 (i)	1,474
	Sanmina-SCI Corp.,
2,151	6.750%, 03/01/13	860
3,970	VAR, 4.746%, 06/15/14 (e)	1,886
2,219	Smart Modular Technologies, Inc., (Cayman Islands), VAR, 6.935%, 04/01/12 (f) (i)	1,879
12,625	Viasystems, Inc., 10.500%, 01/15/11	9,153
		28,973
	Energy Equipment & Services — 1.5%
	Bristow Group, Inc.,
3,950	6.125%, 06/15/13	3,081
450	7.500%, 09/15/17	323
6,225	Calfrac Holdings LP, 7.750%, 02/15/15 (e)	3,361
6,500	Forbes Energy Services LLC / Forbes Energy Capital, Inc., 11.000%, 02/15/15	3,738
7,500	Helix Energy Solutions Group, Inc., 9.500%, 01/15/16 (e)	4,200
9,775	Key Energy Services, Inc., 8.375%, 12/01/14	6,354
903	Oslo Seismic Services, Inc., 8.280%, 06/01/11 (i)	919
11,101	PHI, Inc., 7.125%, 04/15/13	6,577
5,375	Pride International, Inc., 7.375%, 07/15/14 (m)	5,348
		33,901
	Food & Staples Retailing — 1.3%
151	Ahold Finance USA, Inc., 8.250%, 07/15/10	153
6,250	Golden State Foods Corp., 9.240%, 01/10/12 (e) (i)	6,266
151	New Albertson’s, Inc., 7.500%, 02/15/11	149
	Rite Aid Corp.,
14,450	7.500%, 03/01/17 (c)	7,803
1,000	10.375%, 07/15/16	620
	Stater Brothers Holdings,
3,025	7.750%, 04/15/15	2,904
1,750	8.125%, 06/15/12	1,737
9,450	SUPERVALU, Inc., 7.500%, 11/15/14	9,166
		28,798
	Food Products — 2.4%
	Chiquita Brands International, Inc.,
16,182	7.500%, 11/01/14 (c)	11,611
4,400	8.875%, 12/01/15 (c)	3,355
5,630	Dean Foods Co., 7.000%, 06/01/16 (c)	5,348
1,351	Del Monte Corp., 8.625%, 12/15/12	1,361
	Dole Food Co., Inc.,
1,500	7.250%, 06/15/10	1,343
3,877	8.625%, 05/01/09	3,799
	Eurofresh, Inc.,
13,071	11.500%, 01/15/13 (c) (d) (e) (i)	1,961
6,715	Land O’ Lakes, Inc., 9.000%, 12/15/10 (m)	6,782
10,305	Pilgrim’s Pride Corp., 7.625%, 05/01/15 (d) (m)	4,998
	Smithfield Foods, Inc.,
1,125	7.000%, 08/01/11	849
2,651	7.750%, 05/15/13	1,710
6,600	7.750%, 07/01/17 (c)	3,960
	Tyson Foods, Inc.,
2,700	7.850%, 04/01/16 (c)	2,174
4,350	10.500%, 03/01/14 (e)	4,100
		53,351
	Health Care Equipment & Supplies — 0.9%
4,600	Bausch & Lomb, Inc., 9.875%, 11/01/15 (c) (e)	4,174
15,535	Biomet, Inc., 10.000%, 10/15/17 (c)	15,535
		19,709
	Health Care Providers & Services — 7.0%
9,755	CHS/Community Health Systems, Inc., 8.875%, 07/15/15 (c)	9,231
6,651	DaVita, Inc., 6.625%, 03/15/13	6,485

SEE NOTES TO FINANCIAL STATEMENTS.

76   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Health Care Providers & Services — Continued
16,160	FMC Finance III S.A., (Luxembourg), 6.875%, 07/15/17	15,877
3,150	Fresenius Medical Care Capital Trust IV, 7.875%, 06/15/11	3,166
	HCA, Inc.,
2,550	6.300%, 10/01/12 (m)	2,257
1,275	6.750%, 07/15/13	1,014
2,050	9.125%, 11/15/14	1,922
22,275	9.250%, 11/15/16	20,381
800	9.875%, 02/15/17 (c) (e)	768
5,184	Health Management Associates, Inc., 6.125%, 04/15/16	4,005
3,150	IASIS Healthcare LLC/IASIS Capital Corp., 8.750%, 06/15/14	3,024
1,950	Medco Health Solutions, Inc., 7.125%, 03/15/18	1,922
12,511	Multiplan, Inc., 10.375%, 04/15/16 (e)	10,134
7,757	National Mentor Holdings, Inc., 11.250%, 07/01/14	6,399
	Omnicare, Inc.,
7,218	6.750%, 12/15/13	6,713
7,301	6.875%, 12/15/15 (c)	6,790
1,650	Psychiatric Solutions, Inc., 7.750%, 07/15/15	1,448
20,340	TeamHealth, Inc., 11.250%, 12/01/13 (m)	17,340
	Tenet Healthcare Corp.,
850	6.375%, 12/01/11	756
16,415	9.875%, 07/01/14 (m)	13,009
19,805	Vanguard Health Holding Co. II LLC, 9.000%, 10/01/14 (m)	18,121
	Ventas Realty LP/Ventas Capital Corp.,
2,500	6.750%, 04/01/17	2,113
3,250	9.000%, 05/01/12	3,209
		156,084
	Hotels, Restaurants & Leisure — 2.2%
	Chukchansi Economic Development Authority,
2,000	8.000%, 11/15/13 (e)	330
2,000	VAR, 6.095%, 11/15/12 (e)	330
700	FireKeepers Development Authority, 13.875%, 05/01/15 (e)	441
4,000	Fontainebleau Las Vegas Holdings LLC/Fontainebleau Las Vegas Capital Corp., 10.250%, 06/15/15 (e)	260
200	Gaylord Entertainment Co., 6.750%, 11/15/14	127
	Host Hotels & Resorts LP,
1,050	6.875%, 11/01/14	785
1,000	7.000%, 08/15/12	830
151	7.125%, 11/01/13	120
1,920	Isle of Capri Casinos, Inc., 7.000%, 03/01/14 (c)	768
1,000	Mandalay Resort Group, 6.375%, 12/15/11	460
9,750	Mashantucket Western Pequot Tribe, 8.500%, 11/15/15 (e)	3,217
	MGM Mirage, Inc.,
151	5.875%, 02/27/14 (c)	63
4,500	6.625%, 07/15/15	1,755
6,200	6.750%, 09/01/12	2,604
625	7.500%, 06/01/16 (c)	252
3,000	7.625%, 01/15/17 (c)	1,200
2,900	8.375%, 02/01/11 (c)	928
2,900	8.500%, 09/15/10	1,319
151	Mohegan Tribal Gaming Authority, 7.125%, 08/15/14	45
2,550	O’Charley’s, Inc., 9.000%, 11/01/13	1,326
1,500	OSI Restaurant Partners, Inc., 10.000%, 06/15/15 (c)	373
2,553	Pokagon Gaming Authority, 10.375%, 06/15/14 (e)	2,247
3,794	San Pasqual Casino, 8.000%, 09/15/13 (e)	2,826
9,350	Seminole Hard Rock Entertainment, Inc., VAR, 4.496%, 03/15/14 (e)	4,394
6,125	Shingle Springs Tribal Gaming Authority, 9.375%, 06/15/15 (e)	3,583
9,702	Six Flags, Inc., 12.250%, 07/15/16 (c) (d) (e)	5,385
2,500	Speedway Motorsports, Inc., 6.750%, 06/01/13	2,050
151	Starwood Hotels & Resorts Worldwide, Inc., 7.875%, 05/01/12	131
	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.,
13,351	6.625%, 12/01/14 (c)	9,412
1,625	6.625%, 12/01/14	1,146
		48,707
	Household Durables — 1.4%
	DR Horton, Inc.,
1,015	5.375%, 06/15/12	832
14,685	5.625%, 09/15/14	11,124
1,000	6.125%, 01/15/14	830
10,550	K Hovnanian Enterprises, Inc., 11.500%, 05/01/13	8,229
4,275	KB Home, 5.875%, 01/15/15	3,249
4,327	M/I Homes, Inc., 6.875%, 04/01/12	2,272
	Meritage Homes Corp.,
1,400	6.250%, 03/15/15	840

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   77

JPMorgan High Yield Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Household Durables — Continued
4,174	7.000%, 05/01/14	2,661
		30,037
	Household Products — 0.7%
2,900	Central Garden and Pet Co., 9.125%, 02/01/13 (c)	2,161
13,940	Jarden Corp., 7.500%, 05/01/17 (c)	10,873
	Spectrum Brands, Inc.,
4,975	7.375%, 02/01/15 (c) (d)	1,076
3,000	PIK, 0.000%, 10/02/13 (c) (d)	697
		14,807
	Independent Power Producers & Energy Traders — 4.5%
5,000	Calpine Generating Co. LLC, HB, 4,823.931%, 04/01/11 (d)	525
	Dynegy Holdings, Inc.,
2,800	6.875%, 04/01/11	2,338
5,225	7.125%, 05/15/18	2,717
5,900	7.500%, 06/01/15 (c)	3,658
151	8.375%, 05/01/16	96
3,000	8.750%, 02/15/12 (c)	2,505
16,195	Dynegy Roseton/Danskammer Pass Through Trust, 7.670%, 11/08/16	12,146
	Edison Mission Energy,
5,200	7.000%, 05/15/17	4,394
2,925	7.200%, 05/15/19	2,435
151	7.500%, 06/15/13	139
5,400	7.750%, 06/15/16 (c)	4,914
1,172	FPL Energy Wind Funding LLC, 6.876%, 06/27/17 (e)	1,054
	Midwest Generation LLC,
2,784	8.300%, 07/02/09 (m)	2,784
6,511	8.560%, 01/02/16	6,430
	Mirant Americas Generation LLC,
10,725	8.300%, 05/01/11	10,350
7,130	8.500%, 10/01/21	5,561
8,401	Mirant North America LLC, 7.375%, 12/31/13	7,687
	NRG Energy, Inc.,
6,650	7.250%, 02/01/14	6,268
4,000	7.375%, 02/01/16	3,690
13,325	7.375%, 01/15/17	12,325
2,562	Ormat Funding Corp., 8.250%, 12/30/20 (m)	2,049
11,775	Texas Competitive Electric Holdings Co. LLC, 10.250%, 11/01/15	5,946
		100,011
	Industrial Conglomerates — 0.7%
4,000	Cookson plc, (United Kingdom), 6.970%, 11/01/09 (f) (i)	3,945
	Harland Clarke Holdings Corp.,
975	9.500%, 05/15/15	439
2,175	VAR, 5.984%, 05/15/15 (c)	756
18,775	JB Poindexter & Co., Inc., 8.750%, 03/15/14 (m)	10,678
		15,818
	Industrial Machinery — 0.3%
4,500	Baldor Electric Co., 8.625%, 02/15/17	3,566
	RBS Global, Inc./Rexnord LLC,
3,975	8.875%, 09/01/16	2,991
575	9.500%, 08/01/14	486
		7,043
	Insurance — 0.6%
6,130	Crum & Forster Holdings Corp., 7.750%, 05/01/17	4,781
2,768	Fairfax Financial Holdings Ltd., (Canada), 7.750%, 06/15/17	2,284
	HUB International Holdings, Inc.,
4,250	9.000%, 12/15/14 (e)	2,763
6,105	10.250%, 06/15/15 (e)	3,052
1,000	USI Holdings Corp., VAR, 5.113%, 11/15/14 (e)	475
		13,355
	Internet & Catalog Retail — 0.2%
3,522	Visant Corp., 7.625%, 10/01/12	3,284
	IT Services — 0.3%
	SunGard Data Systems, Inc.,
2,950	9.125%, 08/15/13	2,508
1,000	10.625%, 05/15/15 (e)	845
	Unisys Corp.,
9,301	8.000%, 10/15/12	2,232
2,500	12.500%, 01/15/16 (c)	725
		6,310
	Leisure Equipment & Products — 0.2%
2,020	Eastman Kodak Co., 7.250%, 11/15/13	1,303
2,650	Steinway Musical Instruments, Inc., 7.000%, 03/01/14 (e)	1,749
4,250	True Temper Sports, Inc., 8.375%, 09/15/11 (d) (i)	1,275
		4,327

SEE NOTES TO FINANCIAL STATEMENTS.

78   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Machinery — 1.0%
3,750	Gardner Denver, Inc., 8.000%, 05/01/13	3,263
9,605	Milacron Escrow Corp., 11.500%, 05/15/11 (d) (i)	6,291
15,374	Polypore, Inc., 8.750%, 05/15/12 (m)	11,377
1,300	SPX Corp., 7.625%, 12/15/14 (e)	1,206
950	Valmont Industries, Inc., 6.875%, 05/01/14 (c)	819
		22,956
	Marine — 0.4%
2,000	Navios Maritime Holdings, Inc., (Marshall Islands), 9.500%, 12/15/14	1,200
600	Stena AB, (Sweden), 7.500%, 11/01/13	450
9,810	Ultrapetrol Bahamas Ltd., (Bahamas), 9.000%, 11/24/14	6,573
		8,223
	Media — 4.4%
2,200	Allbritton Communications Co., 7.750%, 12/15/12	990
4,150	Barrington Broadcasting Group LLC/Barrington Broadcasting Capital Corp., 10.500%, 08/15/14	498
10,975	Block Communications, Inc., 8.250%, 12/15/15 (e)	8,204
4,100	CanWest MediaWorks LP, (Canada), 9.250%, 08/01/15 (c) (e)	431
4,525	Dex Media West LLC/Dex Media Finance Co., 8.500%, 08/15/10 (d)	2,127
5,275	Entercom Radio LLC/Entercom Capital, Inc., 7.625%, 03/01/14	2,980
6,300	Fisher Communications, Inc., 8.625%, 09/15/14	5,371
2,150	HSN, Inc., 11.250%, 08/01/16 (e)	1,548
7,140	Idearc, Inc., 8.000%, 11/15/16 (m)	107
8,350	Intelsat Corp., 9.250%, 08/15/14 (e)	7,786
1,000	Intelsat Intermediate Holding Co., Ltd., (Bermuda), SUB, 0.000%, 02/01/15 (e)	810
1,350	Intelsat Jackson Holdings Ltd., (Bermuda), 11.250%, 06/15/16 (c)	1,272
15,228	Intelsat Subsidiary Holding Co., Ltd., (Bermuda), 8.875%, 01/15/15 (e)	14,467
	Lamar Media Corp.,
6,500	6.625%, 08/15/15 (c)	4,193
3,895	6.625%, 08/15/15	2,434
7,325	7.250%, 01/01/13 (c)	5,677
625	LBI Media, Inc., SUB, 11.000%, 10/15/13	219
151	LIN Television Corp., 6.500%, 05/15/13 (c)	79
5,960	Nexstar Broadcasting, Inc., 7.000%, 01/15/14 (m)	2,093
2,205	Nexstar Finance Holdings LLC/Nexstar Finance Holdings, Inc., SUB, 11.375%, 04/01/13	730
3,750	Quebecor Media, Inc., (Canada), 7.750%, 03/15/16	3,056
	Radio One, Inc.,
2,800	6.375%, 02/15/13	676
1,000	8.875%, 07/01/11 (c)	321
11	RH Donnelley Corp., 6.875%, 01/15/13 (d)	—	(h)
10,318	RH Donnelley, Inc., 11.750%, 05/15/15 (d) (e)	1,445
15,728	Valassis Communications, Inc., 8.250%, 03/01/15	5,623
	Virgin Media Finance plc, (United Kingdom),
3,450	8.750%, 04/15/14 (c)	3,101
24,036	9.125%, 08/15/16 (c)	21,121
3,250	XM Satellite Radio Holdings, Inc., 13.000%, 08/01/13 (e)	1,430
		98,789
	Metals & Mining — 1.2%
7,550	AK Steel Corp., 7.750%, 06/15/12	6,493
4,376	California Steel Industries, Inc., 6.125%, 03/15/14	3,019
200	CII Carbon LLC, 11.125%, 11/15/15 (e)	136
4,650	FMG Finance Pty Ltd., (Australia), 10.625%, 09/01/16 (e)	3,953
3,875	Gibraltar Industries, Inc., 8.000%, 12/01/15	2,015
1,000	Noranda Aluminum Acquisition Corp., PIK, 6.595%, 05/15/15	240
	Steel Dynamics, Inc.,
4,900	6.750%, 04/01/15	3,810
500	7.375%, 11/01/12	432
2,000	7.750%, 04/15/16 (e)	1,540
5,550	Wolverine Tube, Inc., 10.500%, 04/01/09 (c)	4,440
		26,078
	Multiline Retail — 0.3%
	Dollar General Corp.,
5,125	10.625%, 07/15/15 (c)	5,138
2,375	PIK, 11.875%, 07/15/17	2,292
151	JC Penney Corp., Inc., 8.000%, 03/01/10	150
151	Neiman-Marcus Group, Inc. (The), PIK, 9.000%, 10/15/15	59
		7,639

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   79

JPMorgan High Yield Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Multi-Utilities — 2.4%
	AES Corp. (The),
1,500	8.000%, 10/15/17	1,275
2,000	8.000%, 06/01/20 (e)	1,660
23,707	8.750%, 05/15/13 (e)	22,996
151	CMS Energy Corp., 6.300%, 02/01/12	143
3,300	Energy Future Holdings Corp., 10.875%, 11/01/17 (e)	1,881
1,900	NorthWestern Corp., 5.875%, 11/01/14	1,876
	Reliant Energy, Inc.,
15,700	6.750%, 12/15/14 (c)	13,816
10,780	7.625%, 06/15/14	7,816
2,600	7.875%, 06/15/17 (c)	1,891
		53,354
	Office Electronics — 0.0% (g)
151	Xerox Corp., 7.125%, 06/15/10	152
	Oil, Gas & Consumable Fuels — 10.0%
7,250	AmeriGas Partners LP, 7.250%, 05/20/15	6,779
1,650	AmeriGas Partners LP/AmeriGas Eagle Finance Corp., 7.125%, 05/20/16	1,535
10,310	Arch Western Finance LLC, 6.750%, 07/01/13	9,640
4,035	Berry Petroleum Co., 8.250%, 11/01/16	2,058
	Chesapeake Energy Corp.,
500	6.375%, 06/15/15 (c)	409
900	6.875%, 01/15/16	740
151	7.500%, 09/15/13 (c)	135
6,600	7.500%, 06/15/14 (m)	5,791
2,400	7.625%, 07/15/13	2,160
4,250	9.500%, 02/15/15	3,953
2,800	Copano Energy LLC/Copano Energy Finance Corp., 7.750%, 06/01/18 (e)	2,184
	El Paso Corp.,
4,875	6.875%, 06/15/14 (m)	4,309
3,400	7.250%, 06/01/18 (c)	3,000
1,500	7.875%, 06/15/12 (c)	1,423
5,600	8.250%, 02/15/16	5,208
4,640	12.000%, 12/12/13 (c)	4,918
4,750	El Paso Performance-Linked Trust, 7.750%, 07/15/11 (e)	4,483
	Encore Acquisition Co.,
3,438	6.000%, 07/15/15	2,664
3,525	6.250%, 04/15/14	2,785
5,675	7.250%, 12/01/17	4,427
3,000	Ferrell Gas Co., 7.420%, 08/01/13 (f) (i)	2,549
151	Ferrellgas Escrow LLC/Ferrellgas Finance Escrow Corp., 6.750%, 05/01/14	130
2,400	Ferrellgas Partners LP, 6.750%, 05/01/14 (e)	2,064
	Forest Oil Corp.,
16,147	7.250%, 06/15/19 (c)	12,917
2,000	7.250%, 06/15/19 (c) (e)	1,600
4,715	8.500%, 02/15/14 (e)	4,291
	Frontier Oil Corp.,
1,451	6.625%, 10/01/11	1,390
7,280	8.500%, 09/15/16	7,025
11,543	Holly Energy Partners LP, 6.250%, 03/01/15	8,773
	Inergy LP/Inergy Finance Corp.,
1,651	6.875%, 12/15/14	1,519
5,500	8.250%, 03/01/16	5,280
750	8.750%, 03/01/15 (e)	735
151	Kerr-McGee Corp., 6.875%, 09/15/11	153
	MarkWest Energy Partners LP/MarkWest Energy Finance Corp.,
2,452	6.875%, 11/01/14	1,723
1,650	8.750%, 04/15/18	1,171
	Massey Energy Co.,
3,800	3.250%, 08/01/15	2,413
7,225	6.875%, 12/15/13	6,358
	Newfield Exploration Co.,
6,180	6.625%, 09/01/14	5,500
3,425	7.125%, 05/15/18	3,014
500	Northwest Pipeline Corp., 7.000%, 06/15/16	495
	Pacific Energy Partners LP/Pacific Energy Finance Corp.,
750	6.250%, 09/15/15 (m)	643
4,250	7.125%, 06/15/14 (m)	3,917
151	Peabody Energy Corp., 6.875%, 03/15/13	147
1,535	Premcor Refining Group, Inc. (The), 7.500%, 06/15/15	1,481
	Range Resources Corp.,
400	7.250%, 05/01/18	362
15,283	7.500%, 05/15/16 (m)	14,137
11,750	Sabine Pass LNG LP, 7.250%, 11/30/13 (c)	8,225
1,700	Southwestern Energy Co., 7.500%, 02/01/18 (c) (e)	1,606
15,399	Suburban Propane Partners LP/Suburban Energy Finance Corp., 6.875%, 12/15/13	14,475
9,965	Swift Energy Co., 7.125%, 06/01/17	6,477
5,917	Targa Resources Partners LP, 8.250%, 07/01/16 (e)	4,201
600	Tennessee Gas Pipeline Co., 8.000%, 02/01/16 (e)	589

SEE NOTES TO FINANCIAL STATEMENTS.

80   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Oil, Gas & Consumable Fuels — Continued
	Tesoro Corp.,
8,658	6.250%, 11/01/12	7,446
4,870	6.625%, 11/01/15	3,969
7,400	W&T Offshore, Inc., 8.250%, 06/15/14 (e)	4,995
	Williams Cos., Inc.,
2,325	6.375%, 10/01/10 (e)	2,292
1,600	7.625%, 07/15/19 (m)	1,496
2,326	8.125%, 03/15/12	2,291
1,500	VAR, 3.435%, 10/01/10 (e)	1,400
	Williams Partners LP/Williams Partners Finance Corp.,
2,345	7.250%, 02/01/17	2,040
1,600	7.500%, 06/15/11	1,544
		221,434
	Paper & Forest Products — 1.6%
	Abitibi-Consolidated Co. of Canada, (Canada),
2,505	6.000%, 06/20/13 (d)	213
1,100	7.750%, 06/15/11 (d)	99
5,135	8.375%, 04/01/15 (d)	462
5,150	13.750%, 04/01/11 (d) (e)	3,657
	Abitibi-Consolidated, Inc., (Canada),
680	8.550%, 08/01/10 (d)	61
1,945	8.850%, 08/01/30 (d)	156
4,150	Bowater Canada Finance Corp., (Canada), 7.950%, 11/15/11 (d)	539
9,534	Cascades, Inc., (Canada), 7.250%, 02/15/13 (m)	5,458
	Domtar Corp.,
6,750	7.125%, 08/15/15	4,590
2,645	7.875%, 10/15/11	2,255
	Georgia-Pacific LLC,
4,390	7.000%, 01/15/15 (e)	4,083
8,505	7.125%, 01/15/17 (e)	7,803
151	8.125%, 05/15/11 (c)	147
16,100	Jefferson Smurfit Corp., 8.250%, 10/01/12 (d)	1,288
	NewPage Corp.,
1,725	10.000%, 05/01/12	522
2,875	12.000%, 05/01/13 (c)	402
	Stone Container Corp.,
1,320	8.000%, 03/15/17 (d) (m)	115
2,000	8.375%, 07/01/12 (c) (d)	160
	Verso Paper Holdings LLC/Verso Paper, Inc.,
4,425	9.125%, 08/01/14	1,660
3,625	11.375%, 08/01/16	761
		34,431
	Pharmaceuticals — 1.0%
6,727	Celtic Pharma Phinco B.V., 17.000%, 06/15/12 (i)	4,709
	Elan Finance plc/Elan Finance Corp., (Ireland),
12,330	7.750%, 11/15/11	10,511
8,710	VAR, 5.234%, 11/15/11	7,186
		22,406
	Real Estate Investment Trusts (REITs) — 0.0% (g)
506	HRPT Properties Trust, 5.750%, 02/15/14	328
	Road & Rail — 0.5%
151	Hertz Corp. (The), 8.875%, 01/01/14	74
	Kansas City Southern de Mexico S.A. de C.V., (Mexico),
1,854	7.375%, 06/01/14	1,641
1,960	7.625%, 12/01/13	1,764
7,125	Kansas City Southern Railway, 8.000%, 06/01/15	6,555
	Quality Distribution LLC/QD Capital Corp.,
2,275	9.000%, 11/15/10 (i) (m)	830
2,050	VAR, 5.594%, 01/15/12 (i)	820
		11,684
	Semiconductors & Semiconductor Equipment — 0.8%
	Amkor Technology, Inc.,
8,950	7.125%, 03/15/11	6,623
4,300	7.750%, 05/15/13	2,537
	Freescale Semiconductor, Inc.,
4,029	8.875%, 12/15/14	725
3,318	VAR, 5.871%, 12/15/14	548
	MagnaChip Semiconductor S.A./MagnaChip Semiconductor Finance Co., (Luxembourg),
3,525	6.875%, 12/15/11 (c) (d) (i)	35
4,875	VAR, 0.000% 12/15/11 (d) (i) (m)	49
	NXP BV/NXP Funding LLC, (Netherlands),
9,255	7.875%, 10/15/14	1,851
4,620	VAR, 3.844%, 10/15/13	739
13,975	Spansion, Inc., VAR, 0.000%, 06/01/13 (d)	3,267
	STATS ChipPAC Ltd., (Singapore),
1,000	6.750%, 11/15/11	800
600	7.500%, 07/19/10	534
		17,708
	Specialty Retail — 1.6%
9,150	ACE Hardware Corp., 9.125%, 06/01/16 (e)	7,320
1,650	Brown Shoe Co., Inc., 8.750%, 05/01/12	1,361
8,075	Collective Brands, Inc., 8.250%, 08/01/13	6,823
18,897	General Nutrition Centers, Inc., PIK, 7.584%, 03/15/14	11,149

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   81

JPMorgan High Yield Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Specialty Retail — Continued
3,010	PEP Boys - Manny, Moe & Jack, 7.500%, 12/15/14	1,325
151	Rent-A-Center, Inc., 7.500%, 05/01/10 (c)	145
3,250	Southern States Cooperative, Inc., 11.000%, 11/01/10 (e) (i)	2,925
4,200	Susser Holdings LLC & Susser Finance Corp., 10.625%, 12/15/13	4,032
		35,080
	Textiles, Apparel & Luxury Goods — 0.2%
5,080	Broder Brothers Co., 11.250%, 10/15/10 (m)	1,181
4,925	Hanesbrands, Inc., VAR, 5.698%, 12/15/14 (c)	3,251
151	Quiksilver, Inc., 6.875%, 04/15/15	75
		4,507
	Tobacco — 0.5%
	Alliance One International, Inc.,
11,182	11.000%, 05/15/12	10,511
1,150	12.750%, 11/15/12	978
151	Reynolds American, Inc., 7.250%, 06/01/13	144
		11,633
	Trading Companies & Distributors — 0.1%
3,075	Interline Brands, Inc., 8.125%, 06/15/14	2,614
	Transportation Services — 0.0% (g)
5,600	IdleAire Technologies Corp., SUB, 12/15/12 (d) (f) (i)	56
	Wireless Telecommunication Services — 3.8%
9,650	Centennial Cellular Operating Co./Centennial Communications Corp., 10.125%, 06/15/13	9,975
2,750	Centennial Communications Corp., 10.000%, 01/01/13	2,922
	Cricket Communications, Inc.,
12,535	9.375%, 11/01/14 (c)	11,438
2,750	10.000%, 07/15/15 (e)	2,537
2,810	Crown Castle International Corp., 9.000%, 01/15/15	2,740
7,500	iPCS, Inc., VAR, 3.295%, 05/01/13	5,400
	MetroPCS Wireless, Inc.,
15,300	9.250%, 11/01/14	14,459
225	9.250%, 11/01/14 (e)	211
151	Rogers Wireless, Inc., (Canada), 9.625%, 05/01/11	160
52,740	Sprint Nextel Corp., 6.000%, 12/01/16	34,281
		84,123
	Total Corporate Bonds (Cost $2,280,239)	1,750,102

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 0.2%
	Airlines — 0.0% (g)
124	Delta Air Lines, Inc. (a)	622
	Diversified Telecommunication Services — 0.0% (g)
1	AboveNet, Inc. (a)	27
1	XO Holdings, Inc. (a)	—	(h)
		27
	Independent Power Producers & Energy Traders — 0.0% (g)
7	Mirant Corp. (a)	84
	Media — 0.2%
162	Time Warner Cable, Inc., Class A (a)	2,961
	Textiles, Apparel & Luxury Goods — 0.0%
66	WestPoint International, Inc. (a) (f)	—
	Total Common Stocks (Cost $10,283)	3,694
Preferred Stocks — 0.2%
	Automobiles — 0.0% (g)
204	General Motors Corp., Series B, 5.250%, 03/06/32	484
	Diversified Financial Services — 0.2%
8	Bank of America Corp., Series L, 7.250%, (x)	2,917
	Media — 0.0% (g)
77	Spanish Broadcasting System, Inc. (a) (f)	—	(h)
1	Spanish Broadcasting System, Inc., Series B, PIK, 10.750%, (f) (x)	233
	Total Preferred Stocks (Cost $8,229)	3,634

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	Loan Participations & Assignments — 12.7%
	Aerospace & Defense — 0.1%
402	Hawker Beechcraft Acquisition Co. LLC, Letter of Credit, 2.100%, 03/26/14	183
	Hawker Beechcraft Acquisition Co. LLC, Term Loan,
4,596	2.479%, 03/26/14	2,097
2,252	2.479%, 03/26/14	1,028
		3,308
	Airlines — 0.2%
	Delta Airlines, Inc., 1st Lien,
285	0.269%, 04/30/14	213
4,863	2.445%, 04/30/14	3,629
		3,842

SEE NOTES TO FINANCIAL STATEMENTS.

82   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Auto Components — 0.0% (g)
185	Delphi Corp., Subsequent Tranche C, 10.500%, 06/30/09	30
1,815	Delphi Corp., Term Loan C, 10.500%, 06/30/09 (d)	290
	Lear Corp. Term Loan,
476	3.166%, 04/25/12	167
506	3.223%, 04/25/12	177
6	3.398%, 04/25/12	2
1,006	3.959%, 04/25/12	352
		1,018
	Automobiles — 0.3%
17,728	Ford Motor Co., Term Loan B, 5.000%, 12/15/13	5,720
	Building Products — 0.1%
313	Jacuzzi Brands Corp., 1st Lien Letter of Credit, 1.359%, 02/07/14 (i)	122
3,498	Jacuzzi Brands Corp., 1st Lien Term Loan B, 2.729%, 02/07/14 (i)	1,357
		1,479
	Capital Markets — 0.2%
	LPL Holdings, Inc., Tranche C, Term Loan D,
1,925	2.229%, 06/28/13	1,590
2,938	3.209%, 06/28/13	2,426
		4,016
	Chemicals — 0.6%
2,000	Cristal Inorganic Chemical, 2nd Lien, 7.209%, 05/15/14 (i)	1,040
6,295	Cristal Inorganic Chemical, 1st Lien, 3.709%, 05/15/14 (i)	3,861
	Lyondell Chemical Co., Tranche A Term Loan,
423	4.959%, 12/20/13	138
1,268	5.750%, 12/20/13	412
	Lyondell Chemical Co., Tranche B-1 Term Loan,
510	5.163%, 12/20/14	165
2,212	7.000%, 12/20/14	719
	Lyondell Chemical Co., Tranche B-2 Term Loan,
510	5.163%, 12/20/14	165
2,212	7.000%, 12/20/14	719
	Lyondell Chemical Co., Tranche B-3 Term Loan,
510	5.163%, 12/20/14	166
2,212	7.000%, 12/20/14	719
666	Lyondell Chemical Co., Tranche Primary Revolving Credit Loan, 5.750%, 12/20/14	216
178	Lyondell Chemical Co., Tranche Revolving Credit Loan, 5.750%, 12/20/13	58
5,921	Momentive Performance Materials, Inc., Term Loan B, 2.750%, 12/04/13	4,431
	Texas PetroChemicals LP, Incremental Term Loan,
1	3.438%, 06/27/13	1
393	3.750%, 06/27/13	157
100	3.750%, 06/27/13	40
	Texas PetroChemicals LP, Term Loan B,
4	3.438%, 06/27/13	1
1,429	3.750%, 06/27/13	572
31	3.750%, 06/27/13	12
		13,592
	Commercial Services & Supplies — 0.4%
	Clarke American Corp., Term Loan B,
1,880	2.979%, 06/27/14	1,107
2,982	2.979%, 06/27/14	1,757
878	2.979%, 06/27/14	517
963	2.979%, 06/27/14	568
1,165	3.935%, 06/27/14	686
1,942	3.959%, 06/27/14	1,144
1,981	3.959%, 06/27/14	1,167
1,981	3.959%, 06/27/14	1,167
		8,113
	Communications Equipment — 0.1%
2,222	Brocade Communications Systems, Inc., Term Loan, 7.000%, 09/25/13	2,011
	Computers & Peripherals — 0.1%
2,925	Stratus Technologies, Inc., 1st Lien, 5.220%, 03/29/11 (i)	1,697
4,046	Stratus Technologies, Inc., 2nd Lien, 11.220%, 03/29/12 (i)	607
		2,304
	Construction & Engineering — 0.1%
	Rental Service Corp., 2nd Lien,
529	3.980%, 11/30/13	295
1,327	4.930%, 11/30/13	741
531	4.930%, 11/30/13	297
		1,333
	Diversified Financial Services — 0.1%
	Checksmart Financial Co., Term Loan B,
1,470	3.230%, 05/01/12 (i)	478
2,861	4.210%, 05/01/12 (i)	930
		1,408

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   83

JPMorgan High Yield Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Diversified Telecommunication Services — 0.4%
4,869	CavTel Holdings LLC, Term Loan, 9.500%, 03/24/12 (i)	1,363
	Level 3 Communications, Term Loan,
2,471	2.703%, 03/13/14	1,808
4,679	3.510%, 03/13/14	3,422
312	PAETEC Holding Corp., 1st Lien, 2.979%, 02/28/13	229
3,312	Time Warner Telecom, Term Loan B, 2.480%, 11/30/10	2,925
		9,747
	Electronic Equipment & Instruments — 0.0% (g)
1,335	Isola Group S.A.R.L., 1st Lien, 9.210%, 12/18/12 (d) (i)	828
750	Isola Group S.A.R.L., 2nd Lien, 15.430%, 12/18/13 (d) (i)	150
		978
	Energy Equipment & Services — 0.1%
	Moreno Group LLC, Delayed Draw Term Loan B,
325	3.159%, 05/10/14 (i)	227
222	3.195%, 05/10/14 (i)	156
	Moreno Group LLC, Term Loan B,
2,017	3.159%, 05/10/14 (i)	1,411
1,250	3.163%, 05/10/14 (i)	875
1,111	4.216%, 05/10/14 (i)	778
		3,447
	Health Care Equipment & Supplies — 0.0% (g)
	Carestream Health, Inc., 1st Lien,
464	2.479%, 04/30/13	370
606	3.174%, 04/30/13	483
		853
	Health Care Providers & Services — 1.3%
	Community Health Systems, Inc., Delayed Draw,
316	2.729%, 07/25/14	267
4	3.404%, 07/25/14	4
	Community Health Systems, Inc., Term Loan,
550	3.506%, 07/25/14	465
5,700	3.506%, 07/25/14	4,829
	Fresenius Medical Care, Term Loan B,
10	2.535%, 03/31/11	9
21	2.841%, 03/31/11	19
242	2.843%, 03/31/11	222
52	2.953%, 03/31/11	47
12,735	HCA, Inc., Term Loan B, 3.709%, 11/18/13	10,685
296	IASIS Healthcare Corp., Letter of Credit, 0.396%, 03/15/14	251
3,190	IASIS Healthcare Corp., Term Loan, 2.409%, 03/14/14	2,707
950	IASIS Healthcare, Delayed Draw, 2.409%, 03/14/14	806
	Vanguard Health Holding Co., Replacement Term Loan,
3,963	2.729%, 09/23/11	3,636
5,570	3.709%, 09/23/11	5,110
		29,057
	Hotels, Restaurants & Leisure — 1.2%
425	ARAMARK Corp., Letter of Credit, 1.000%, 01/26/14 (d)	366
6,690	ARAMARK Corp., Term Loan, 3.334%, 01/26/14 (d)	5,758
5,833	Fontainebleau Las Vegas Holdings LLC, Initial Term Loan, 5.443%, 06/06/14	1,352
	Harrah’s Operating Co., Inc., Term B-2 Loan,
3,741	4.159%, 01/28/15	2,168
9	4.459%, 01/28/15	5
1,449	Isle of Capri Casinos, Inc., Delayed Draw Term Loan A, 3.209%, 11/25/13	935
1,859	Isle of Capri Casinos, Inc., Delayed Draw Term Loan B, 3.209%, 11/25/13	1,199
4,649	Isle of Capri Casinos, Inc., Term Loan B, 3.209%, 11/25/13	2,998
	Outback Steakhouse, Prerefunded Revolving Credit Commitment,
148	1.816%, 06/14/13	70
20	2.813%, 06/14/13	10
3,912	Outback Steakhouse, Term Loan B, 2.813%, 06/14/14	1,854
	Six Flags Theme Parks, Inc., Term Loan B,
4,941	2.730%, 04/30/15	3,562
18	3.150%, 04/30/15	13
289	3.410%, 04/30/15	208
1,647	3.680%, 04/30/15	1,187
2,000	Venetian Macau, Incremental Term Loan, 2.730%, 05/25/13	1,152
5,333	Venetian Macau, Term Loan B, 2.730%, 05/25/13	3,073
		25,910

SEE NOTES TO FINANCIAL STATEMENTS.

84   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Household Products — 0.4%
572	Spectrum Brands, Inc., Letter of Credit, 0.263%, 03/30/13 (d)	366
	Spectrum Brands, Inc., Term Loan B,
2,961	5.398%, 03/30/13 (d)	1,895
9,857	6.250%, 03/30/13 (d)	6,308
		8,569
	Independent Power Producers & Energy Traders — 2.3%
40,207	Calpine Corp., 1st Priority Lien, 4.335%, 03/29/14	28,949
3,520	NRG Energy, Inc. (Opco), Credit-Linked Deposit, 1.359%, 02/01/13	3,247
	NRG Energy, Inc. (Opco), Term Loan B,
534	1.869%, 02/01/13	493
1,498	1.979%, 02/01/13	1,382
5,112	2.959%, 02/01/13	4,716
5,500	TPF Generation Holdings, 2nd Lien, 5.709%, 12/15/14	3,648
	TXU, Initial Tranche B-1 Term Loan,
3	3.909%, 10/10/14	1
982	3.948%, 10/10/14	601
8	4.451%, 10/10/14	5
	TXU, Initial Tranche B-2 Term Loan,
10	3.909%, 10/10/14	6
1,952	3.948%, 10/10/14	1,205
15	4.451%, 10/10/14	9
	TXU, Initial Tranche B-3 Term Loan,
57	3.909%, 10/10/14	35
11,147	3.948%, 10/10/14	6,877
86	4.451%, 10/10/14	53
		51,227
	Industrial Conglomerates — 0.3%
1,382	Rexnord Corp., Incremental Term Loan, 2.938%, 07/19/13	1,106
	Rexnord Corp., Term Loan B,
1,574	3.000%, 07/19/13	1,283
2,164	3.625%, 07/19/13	1,763
2,250	Rite Aid Corp., Term Loan 3, 6.000%, 06/04/14	1,627
		5,779
	Industrial Machinery — 0.1%
	Baldor Electric Co., Term Loan,
1,806	2.250%, 01/31/14	1,596
1,757	2.938%, 01/31/14	1,552
		3,148
	Insurance — 0.0% (g)
983	Swett & Crawford, 1st Lien, 2.729%, 11/16/11	481
	IT Services — 0.5%
1,481	CompuCom Systems, Term Loan, 3.980%, 08/23/14 (i)	1,155
	First Data Corp., Initial Tranche B1,
2,600	3.223%, 09/24/14	1,711
165	3.229%, 09/24/14	109
	First Data Corp., Initial Tranche B3,
10,677	3.223%, 09/24/14	7,024
676	3.229%, 09/24/14	445
	SunGard Data Systems, Inc., Term Loan B, (Germany),
215	2.198%, 02/28/14	179
203	2.198%, 02/28/14	169
582	2.991%, 02/28/14	485
		11,277
	Leisure Equipment & Products — 0.0% (g)
1,516	True Temper Sports, Inc., 2nd Lien, Term Loan, 6.625%, 06/30/11 (d) (i)	682
	Machinery — 0.2%
9,069	BOC Edwards, 1st Priority Lien, 2.479%, 05/31/14	5,441
	Media — 1.9%
3,629	CCO Holdings LLC, 3rd Lien, 3.959%, 09/06/14	2,123
	Cenveo Corp., Term Loan C,
6,324	3.275%, 06/21/13	4,047
3,500	Cengage Learning Acquisitions, Term Loan, 2.980%, 07/15/14	2,450
	CSC Holdings, Inc., Incremental Term Loan,
348	2.205%, 03/29/13	315
1	2.692%, 03/29/13	1
1,994	High Plains Broadcasting Operating Co. LLC, Term Loan, 8.000%, 09/14/16	844
	Idearc, Inc., Term Loan B,
259	2.480%, 11/17/14	91
5,766	3.460%, 11/17/14	2,013
7,538	Newport Television LLC, Term Loan, 8.000%, 09/14/16	3,191
2,222	Sirius Satellite Radio, Term Loan B, 2.750%, 12/01/12	1,659
	Univision Communications, Inc., 1st Lien,
11,250	2.729%, 09/20/14	5,088

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   85

JPMorgan High Yield Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Media — Continued
1,541	Univision Communications, Inc., 2nd Lien, 2.979%, 03/29/09	1,423
954	Valassis Communications, Inc., Delayed Draw, 3.210%, 03/02/14	722
4,126	Valassis Communications, Inc., Term Loan B, 3.210%, 03/02/14	3,122
	WMG Acquisition Corp., Term Loan,
1,257	2.445%, 02/28/11	1,086
1,973	2.447%, 02/28/11	1,704
1,572	2.448%, 02/28/11	1,357
1,151	2.479%, 02/28/11	994
1,257	3.125%, 02/28/11	1,086
2,477	3.159%, 02/28/11	2,139
3,772	3.249%, 02/28/11	3,258
3,772	3.256%, 02/28/11	3,257
		41,970
	Multiline Retail — 0.2%
	Dollar General Corp., Tranche B-1 Term Loan,
137	3.198%, 07/03/14	113
158	3.205%, 07/03/14	130
611	3.229%, 07/03/14	527
944	3.924%, 07/03/14	815
	Dollar General Corp., Tranche B-2 Term Loan,
2,438	3.229%, 07/03/14	2,008
813	3.229%, 07/03/14	670
		4,263
	Oil, Gas & Consumable Fuels — 0.2%
	Atlas Pipeline Partners, Term Loan,
5,085	3.230%, 07/27/14	4,363
447	3.230%, 07/27/14	384
		4,747
	Paper & Forest Products — 0.4%
8,223	Abitibi, Inc., Term Loan, (Canada), 11.500%, 03/30/09 (d)	5,805
	Georgia-Pacific, Term Loan B,
54	2.956%, 12/20/12	47
44	3.459%, 12/20/12	38
80	3.689%, 12/20/12	69
1,283	3.689%, 12/20/12	1,106
1,980	New Page Corp., Term Loan, 5.313%, 12/21/14	1,227
		8,292
	Semiconductors & Semiconductor Equipment — 0.1%
4,846	Freescale Semiconductor, Inc., Term Loan, 3.931%, 11/29/13	2,049
	Specialty Retail — 0.3%
	General Nutrition Centers, Inc., Term Loan B,
3,553	3.690%, 09/16/13	2,585
	General Nutrition Centers, Inc., Term Loan B,
4,301	3.720%, 09/16/13	3,130
		5,715
	Textiles, Apparel & Luxury Goods — 0.2%
	Polymer Group, Inc., Term Loan B,
1,798	2.730%, 11/22/12	1,313
3,420	3.720%, 11/22/12	2,496
		3,809
	Wireless Telecommunication Services — 0.3%
	MetroPCS Wireless, Inc., Term Loan B,
3,196	2.750%, 11/03/13	2,769
5,666	3.438%, 11/03/13	4,911
		7,680
	Total Loan Participations & Assignments (Cost $392,548)	283,265
	Total Long-Term Investments (Cost $2,699,168)	2,047,573

NUMBER OF RIGHTS	SECURITY DESCRIPTION	VALUE($)
Rights — 0.0%
Textiles, Apparel & Luxury Goods — 0.0%
59	WestPoint International, Inc., expiring 06/08/18 (a) (f) (Cost $ — )	—

SEE NOTES TO FINANCIAL STATEMENTS.

86   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

NUMBER OF WARRANTS	SECURITY DESCRIPTION	VALUE($)
Warrants — 0.0% (g)
Diversified Telecommunication Services — 0.0% (g)
—(h)	AboveNet, Inc., Class CW10 , expiring 09/08/10 (Strike Price $24.00) (a) (f)	4
XO Holdings, Inc.,
2	Class B expiring 1/16/2010 (Strike Price $6.25) (a)	—	(h)
2	Class B expiring 1/16/2010 (Strike Price $10.00) (a)	—	(h)
2	Class B expiring 1/16/2010 (Strike Price $7.50) (a)	—	(h)
4
Transportation Services — 0.0%
6	IdleAire Technologies Corp., Zero Coupon, expiring 12/15/15 (Strike Price $1.00) (a) (f)	—	(h)
	Total Warrants (Cost —)	4

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 9.2%
	Investment Company — 9.2%
203,979	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.910% (b) (l) (Cost $203,979)	203,979

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — 4.9%
	Asset-Backed Securities — 0.1%
1,747	GSAA Trust, Series 2005-15, Class 2A1, VAR, 0.564%, 03/26/09	1,469
2,705	GSAA Trust, Series 2006-3, Class A1, VAR, 0.554%, 03/26/09	2,038
		3,507
	Corporate Notes — 1.4%
9,000	BBVA Senior Finance S.A., (Spain), VAR, 2.149%, 03/12/10 (e)	8,826
6,000	General Electric Capital Corp., VAR, 0.400%, 03/12/10	5,752
2,000	Monumental Global Funding III, VAR, 0.395%, 03/26/10 (e)	1,832
11,000	Monumental Global Funding III, VAR, 1.299%, 05/24/10 (e)	10,290
5,000	Pricoa Global Funding I, VAR, 0.405%, 12/15/09 (e)	4,694
		31,394

SHARES	SECURITY DESCRIPTION	VALUE($)
	Investment Company — 3.4%
74,971	JPMorgan Prime Money Market Fund, Capital Shares, 0.870% (b) (l)	74,971
	Total Investments of Cash Collateral for Securities on Loan (Cost $112,423)	109,872
	Total Investments — 106.3% (Cost $3,015,570)	2,361,428
	Liabilities in Excess of Other Assets — (6.3)%	(139,925)
	NET ASSETS — 100.0%	$2,221,503

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   87

JPMorgan Intermediate Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.3%
	Asset-Backed Securities — 1.6%
1,595	American Express Credit Account Master Trust, Series 2004-3, Class A, 4.350%, 12/15/11	1,598
	AmeriCredit Automobile Receivables Trust,
654	Series 2005-BM, Class A4, VAR, 0.525%, 05/06/12	585
384	Series 2007-CM, Class A3B, VAR, 0.475%, 05/07/12	352
200	Series 2008-AF, Class A3, 5.680%, 12/12/12	175
400	Series 2008-AF, Class A4, 6.960%, 10/14/14	329
162	Bear Stearns Asset Backed Securities Trust, Series 2006-SD1, Class A, VAR, 0.844%, 04/25/36 (i)	101
191	Capital One Auto Finance Trust, Series 2007-C, Class A3A, 5.130%, 04/16/12	176
3,390	Citibank Credit Card Issuance Trust, Series 2002-C2, Class C2, 6.950%, 02/18/14	2,435
	CNH Equipment Trust,
300	Series 2008-B, Class A3A, 4.780%, 07/16/12	292
600	Series 2008-B, Class A4A, 5.600%, 11/17/14	556
247	Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB1, Class AF2, SUB, 5.236%, 01/25/36	200
400	Discover Card Master Trust, Series 2008-A4, Class A4, 5.650%, 12/15/15	381
1,000	Ford Credit Auto Owner Trust, Series 2006-B, Class A4, 5.250%, 09/15/11	968
525	GE Capital Mortgage Services, Inc., Series 1999-HE1, Class M, VAR, 6.705%, 04/25/29	329
581	Household Automotive Trust, Series 2005-1, Class A4, 4.350%, 06/18/12	568
500	Household Credit Card Master Note Trust I, Series 2006-1, Class A, 5.100%, 06/15/12	497
150	Indymac Residential Asset Backed Trust, Series 2006-A, Class A3, VAR, 0.674%, 03/25/36	76
	Long Beach Mortgage Loan Trust,
250	Series 2006-8, Class 2A2, VAR, 0.564%, 09/25/36	113
417	Series 2006-WL2, Class 2A3, VAR, 0.674%, 01/25/36	280
69	MASTR Asset Backed Securities Trust, Series 2006-HE3, Class A1, VAR, 0.514%, 08/25/36	66
	MBNA Credit Card Master Note Trust,
2,393	Series 2002-C1, Class C1, 6.800%, 07/15/14	1,411
997	Series 2003-C1, Class C1, VAR, 2.161%, 06/15/12	758
1,755	MBNA Master Credit Card Trust, Series 1999-J, Class C, 7.850%, 02/15/12 (e)	1,544
100	Renaissance Home Equity Loan Trust, Series 2007-2, Class AF2, SUB, 5.675%, 06/25/37	68
406	Structured Asset Securities Corp., Series 2002-23XS, Class A7, SUB, 6.580%, 11/25/32	251
200	Volkswagen Auto Loan Enhanced Trust, Series 2008-1, Class A3, 4.500%, 07/20/12	199
	Total Asset-Backed Securities (Cost $17,595)	14,308
	Collateralized Mortgage Obligations — 45.8%
	Agency CMO — 40.0%
677	Federal Home Loan Bank System, Series 2000-0606, Class Y, 5.270%, 12/28/12	708
527	Federal Home Loan Mortgage Corp. — Government National Mortgage Association, Series 24, Class ZE, 6.250%, 11/25/23	554
	Federal Home Loan Mortgage Corp. REMICS,
57	Series 11, Class D, 9.500%, 07/15/19	61
1	Series 41, Class I, HB, 84.000%, 05/15/20	2
27	Series 46, Class B, 7.800%, 09/15/20	29
8	Series 47, Class F, 10.000%, 06/15/20	9
1	Series 85, Class C, 8.600%, 01/15/21	1
26	Series 99, Class Z, 9.500%, 01/15/21	28
121	Series 114, Class H, 6.950%, 01/15/21	121
—(h)	Series 204, Class E, HB, IF, 1,789.037%, 05/15/23	5
8	Series 1079, Class S, HB, IF, 32.300%, 05/15/21	10
8	Series 1084, Class F, VAR, 1.450%, 05/15/21	8
6	Series 1084, Class S, HB, IF, 42.975%, 05/15/21	6
64	Series 1144, Class KB, 8.500%, 09/15/21	64
—(h)	Series 1172, Class L, HB, VAR, 1,181.250%, 11/15/21	3
1	Series 1196, Class B, HB, IF, 1,138.011%, 01/15/22	12
94	Series 1206, Class IA, 7.000%, 03/15/22	94
606	Series 1212, Class IZ, 8.000%, 02/15/22	621
64	Series 1250, Class J, 7.000%, 05/15/22	67
186	Series 1343, Class LA, 8.000%, 08/15/22	203
803	Series 1466, Class PZ, 7.500%, 02/15/23	842
11	Series 1470, Class F, VAR, 3.757%, 02/15/23	10
329	Series 1491, Class I, 7.500%, 04/15/23	337
323	Series 1518, Class G, IF, 8.555%, 05/15/23	319
298	Series 1541, Class O, VAR, 2.220%, 07/15/23	289
208	Series 1558, Class D, 6.500%, 07/15/23	211
11	Series 1602, Class SA, IF, 21.125%, 10/15/23	13

SEE NOTES TO FINANCIAL STATEMENTS.

88   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
994	Series 1607, Class H, 6.250%, 10/15/13	1,010
1,086	Series 1608, Class L, 6.500%, 09/15/23	1,154
980	Series 1609, Class LG, IF, 16.250%, 11/15/23	1,054
275	Series 1611, Class JA, VAR, 1.625%, 08/15/23	276
251	Series 1611, Class JB, IF, 20.835%, 08/15/23	262
16	Series 1671, Class L, 7.000%, 02/15/24	17
13	Series 1685, Class Z, 6.000%, 11/15/23	13
2	Series 1698, Class SC, IF, 12.651%, 03/15/09	2
132	Series 1700, Class GA, PO, 02/15/24	113
1,595	Series 1706, Class K, 7.000%, 03/15/24	1,699
104	Series 1745, Class D, 7.500%, 08/15/24	109
356	Series 1798, Class F, 5.000%, 05/15/23	363
15	Series 1807, Class G, 9.000%, 10/15/20	16
1,446	Series 1927, Class PH, 7.500%, 01/15/27	1,540
681	Series 1981, Class Z, 6.000%, 05/15/27	712
213	Series 1987, Class PE, 7.500%, 09/15/27	213
367	Series 2025, Class PE, 6.300%, 01/15/13	373
106	Series 2033, Class SN, IF, IO, 19.051%, 03/15/24	54
292	Series 2038, Class PN, IO, 7.000%, 03/15/28	32
1,265	Series 2040, Class PE, 7.500%, 03/15/28	1,296
463	Series 2056, Class TD, 6.500%, 05/15/18	493
1,895	Series 2063, Class PG, 6.500%, 06/15/28	1,989
248	Series 2064, Class TE, 7.000%, 06/15/28	263
1,263	Series 2075, Class PH, 6.500%, 08/15/28	1,333
1,196	Series 2075, Class PM, 6.250%, 08/15/28	1,259
326	Series 2089, Class PJ, IO, 7.000%, 10/15/28	45
209	Series 2102, Class TC, 6.000%, 12/15/13	218
1,024	Series 2125, Class JZ, 6.000%, 02/15/29	1,074
125	Series 2163, Class PC, IO, 7.500%, 06/15/29	18
1,994	Series 2169, Class TB, 7.000%, 06/15/29	2,110
798	Series 2172, Class QC, 7.000%, 07/15/29	856
8	Series 2196, Class TL, 7.500%, 11/15/29	8
435	Series 2201, Class C, 8.000%, 11/15/29	461
820	Series 2210, Class Z, 8.000%, 01/15/30	878
361	Series 2224, Class CB, 8.000%, 03/15/30	375
496	Series 2256, Class MC, 7.250%, 09/15/30	520
757	Series 2259, Class ZM, 7.000%, 10/15/30	793
590	Series 2271, Class PC, 7.250%, 12/15/30	605
798	Series 2283, Class K, 6.500%, 12/15/23	857
353	Series 2296, Class PD, 7.000%, 03/15/31	370
179	Series 2306, Class K, PO, 05/15/24	160
437	Series 2306, Class SE, IF, IO, 8.040%, 05/15/24	53
292	Series 2333, Class HC, 6.000%, 07/15/31	306
499	Series 2344, Class QG, 6.000%, 08/15/16	522
7,988	Series 2344, Class ZD, 6.500%, 08/15/31	8,486
990	Series 2344, Class ZJ, 6.500%, 08/15/31	1,052
749	Series 2345, Class NE, 6.500%, 08/15/31	793
808	Series 2345, Class PQ, 6.500%, 08/15/16	857
732	Series 2347, Class VP, 6.500%, 03/15/20	772
1,204	Series 2351, Class PZ, 6.500%, 08/15/31	1,278
4,233	Series 2353, Class TD, 6.000%, 09/15/16	4,463
568	Series 2355, Class BP, 6.000%, 09/15/16	597
646	Series 2360, Class PG, 6.000%, 09/15/16	675
579	Series 2366, Class MD, 6.000%, 10/15/16	602
1,056	Series 2391, Class QR, 5.500%, 12/15/16	1,100
1,066	Series 2391, Class VQ, 6.000%, 10/15/12	1,101
352	Series 2392, Class PV, 6.000%, 12/15/20	354
727	Series 2410, Class NG, 6.500%, 02/15/32	772
821	Series 2410, Class OE, 6.375%, 02/15/32	868
2,280	Series 2410, Class QS, IF, 18.317%, 02/15/32	2,157
316	Series 2410, Class QX, IF, IO, 8.195%, 02/15/32	34
1,595	Series 2412, Class SP, IF, 15.190%, 02/15/32	1,646
371	Series 2423, Class MC, 7.000%, 03/15/32	398
732	Series 2423, Class MT, 7.000%, 03/15/32	785
1,714	Series 2423, Class TB, 6.500%, 03/15/32	1,819
3,047	Series 2434, Class TC, 7.000%, 04/15/32	3,274
957	Series 2435, Class CJ, 6.500%, 04/15/32	1,032
1,595	Series 2435, Class VH, 6.000%, 07/15/19	1,668
1,196	Series 2441, Class GF, 6.500%, 04/15/32	1,273
898	Series 2444, Class ES, IF, IO, 7.495%, 03/15/32	84
1,013	Series 2450, Class GZ, 7.000%, 05/15/32	1,062
359	Series 2450, Class SW, IF, IO, 7.545%, 03/15/32	36
2,377	Series 2460, Class VZ, 6.000%, 11/15/29	2,442
3,164	Series 2466, Class DH, 6.500%, 06/15/32	3,362
3,959	Series 2466, Class PG, 6.500%, 04/15/32	4,141
1,420	Series 2474, Class NR, 6.500%, 07/15/32	1,510
2,444	Series 2484, Class LZ, 6.500%, 07/15/32	2,618
633	Series 2498, Class UD, 5.500%, 06/15/16	639
2,393	Series 2500, Class MC, 6.000%, 09/15/32	2,514
1,586	Series 2508, Class AQ, 5.500%, 10/15/17	1,654
2,393	Series 2512, Class PG, 5.500%, 10/15/22	2,474
459	Series 2513, Class YO, PO, 02/15/32	418
2,021	Series 2515, Class DE, 4.000%, 03/15/32	2,034
166	Series 2519, Class BT, 8.500%, 09/15/31	176
1,196	Series 2527, Class VU, 5.500%, 10/15/13	1,226

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   89

JPMorgan Intermediate Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
1,128	Series 2535, Class BK, 5.500%, 12/15/22	1,179
1,675	Series 2537, Class TE, 5.500%, 12/15/17	1,755
2,662	Series 2543, Class YX, 6.000%, 12/15/32	2,774
565	Series 2557, Class WJ, 5.000%, 07/15/14	568
1,226	Series 2565, Class MB, 6.000%, 05/15/30	1,259
245	Series 2571, Class SY, IF, 17.508%, 12/15/32	260
3,190	Series 2575, Class ME, 6.000%, 02/15/33	3,333
846	Series 2586, Class WI, IO, 6.500%, 03/15/33	108
3,027	Series 2594, Class VA, 6.000%, 03/15/14	3,092
1,077	Series 2594, Class VP, 6.000%, 02/15/14	1,093
1,595	Series 2594, Class VQ, 6.000%, 08/15/20	1,661
2,838	Series 2597, Class AD, 6.500%, 03/15/32	3,033
2,017	Series 2597, Class DS, IF, IO, 7.095%, 02/15/33	132
4,217	Series 2599, Class DS, IF, IO, 6.545%, 02/15/33	297
4,736	Series 2610, Class DS, IF, IO, 6.645%, 03/15/33	371
2,714	Series 2611, Class SH, IF, IO, 7.195%, 10/15/21	233
1,595	Series 2617, Class GR, 4.500%, 05/15/18	1,614
819	Series 2619, Class IM, IO, 5.000%, 10/15/21	72
1,000	Series 2628, Class WA, 4.000%, 07/15/28	1,006
2,198	Series 2631, Class LC, 4.500%, 06/15/18	2,228
798	Series 2640, Class VE, 3.250%, 07/15/22	714
184	Series 2643, Class HI, IO, 4.500%, 12/15/16	10
2,050	Series 2651, Class VZ, 4.500%, 07/15/18	2,071
854	Series 2656, Class SH, IF, 20.235%, 02/15/25	925
1,105	Series 2668, Class SB, IF, 6.795%, 10/15/15	1,100
798	Series 2672, Class ME, 5.000%, 11/15/22	816
1,994	Series 2675, Class CK, 4.000%, 09/15/18	1,974
1,421	Series 2682, Class YS, IF, 8.381%, 10/15/33	1,147
2,000	Series 2684, Class PO, PO, 01/15/33	1,498
957	Series 2684, Class TO, PO, 10/15/33	690
529	Series 2686, Class GB, 5.000%, 05/15/20	540
589	Series 2691, Class WS, IF, 8.317%, 10/15/33	441
1,000	Series 2695, Class DE, 4.000%, 01/15/17	1,011
406	Series 2697, Class LE, 4.500%, 11/15/20	412
859	Series 2705, Class SC, IF, 8.317%, 11/15/33	667
859	Series 2705, Class SD, IF, 8.415%, 11/15/33	761
500	Series 2707, Class QE, 4.500%, 11/15/18	509
5,822	Series 2727, Class BS, IF, 8.393%, 01/15/34	4,540
89	Series 2727, Class PO, PO, 01/15/34	73
54	Series 2733, Class GF, VAR, 0.000%, 09/15/33	48
344	Series 2739, Class S, IF, 11.090%, 01/15/34	285
589	Series 2744, Class FE, VAR, 0.000%, 02/15/34	445
1,794	Series 2744, Class PD, 5.500%, 08/15/33	1,838
1,595	Series 2744, Class TU, 5.500%, 05/15/32	1,625
1,000	Series 2752, Class PD, 5.000%, 03/15/26	1,018
676	Series 2753, Class S, IF, 11.090%, 02/15/34	554
354	Series 2755, Class SA, IF, 13.290%, 05/15/30	355
233	Series 2769, Class PO, PO, 03/15/34	193
1,488	Series 2776, Class SK, IF, 8.393%, 04/15/34	1,186
1,186	Series 2812, Class AB, 4.500%, 10/15/18	1,208
491	Series 2846, Class PO, PO, 08/15/34	446
1,046	Series 2934, Class EC, PO, 02/15/20	957
1,000	Series 2992, Class LB, 5.000%, 06/15/20	1,034
2,000	Series 2999, Class NC, 4.500%, 12/15/18	2,026
1,000	Series 2999, Class ND, 4.500%, 07/15/20	1,007
926	Series 3047, Class OB, 5.500%, 12/15/33	962
563	Series 3068, Class AO, PO, 01/15/35	534
729	Series 3117, Class EO, PO, 02/15/36	592
1,134	Series 3122, Class OH, PO, 03/15/36	922
792	Series 3138, Class PO, PO, 04/15/36	687
108	Series 3149, Class SO, PO, 05/15/36	96
800	Series 3150, Class PO, PO, 05/15/36	655
343	Series 3158, Class LX, VAR, 0.000%, 05/15/36	303
1,000	Series 3162, Class OB, 6.000%, 11/15/30	1,046
511	Series 3179, Class OA, PO, 07/15/36	418
328	Series 3189, Class SN, IF, 17.469%, 11/15/35	340
1,200	Series 3232, Class ST, IF, IO, 6.245%, 10/15/36	87
856	Series 3253, Class PO, PO, 12/15/21	793
1,909	Series 3481, Class SJ, IF, IO, 5.395%, 08/15/38	122
420	Federal Home Loan Mortgage Corp. STRIPS, Series 243, Class 16, IO, 4.500%, 11/15/20	48
	Federal Home Loan Mortgage Corp. Structured Pass-Through Securities,
271	Series T-41, Class 3A, VAR, 7.500%, 07/25/32	286
234	Series T-51, Class 2A, VAR, 7.500%, 08/25/42	247
2,341	Series T-54, Class 2A, 6.500%, 02/25/43	2,401
809	Series T-54, Class 3A, 7.000%, 02/25/43	836
223	Series T-58, Class A, PO, 09/25/43	175
	Federal National Mortgage Association REMICS,
19	Series 1988-7, Class Z, 9.250%, 04/25/18	21
84	Series 1989-70, Class G, 8.000%, 10/25/19	92
35	Series 1989-78, Class H, 9.400%, 11/25/19	39
26	Series 1989-83, Class H, 8.500%, 11/25/19	29
29	Series 1989-89, Class H, 9.000%, 11/25/19	31
9	Series 1990-1, Class D, 8.800%, 01/25/20	10

SEE NOTES TO FINANCIAL STATEMENTS.

90   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
15	Series 1990-7, Class B, 8.500%, 01/25/20	16
14	Series 1990-60, Class K, 5.500%, 06/25/20	15
15	Series 1990-63, Class H, 9.500%, 06/25/20	16
15	Series 1990-93, Class G, 5.500%, 08/25/20	16
—(h)	Series 1990-94, Class H, HB, 505.000%, 08/25/20	2
—(h)	Series 1990-95, Class J, HB, 1,118.040%, 08/25/20	4
75	Series 1990-102, Class J, 6.500%, 08/25/20	80
31	Series 1990-120, Class H, 9.000%, 10/25/20	34
6	Series 1990-134, Class SC, IF, 20.850%, 11/25/20	7
—(h)	Series 1990-140, Class K, HB, IO, 652.145%, 12/25/20	5
—(h)	Series 1991-7, Class K, HB, IO, 908.500%, 02/25/21	1
45	Series 1991-42, Class S, IF, 16.800%, 05/25/21	50
42	Series 1992-143, Class MA, 5.500%, 09/25/22	44
300	Series 1993-25, Class J, 7.500%, 03/25/23	328
1,953	Series 1993-37, Class PX, 7.000%, 03/25/23	2,106
642	Series 1993-54, Class Z, 7.000%, 04/25/23	692
135	Series 1993-62, Class SA, IF, 14.100%, 04/25/23	154
174	Series 1993-122, Class M, 6.500%, 07/25/23	181
68	Series 1993-165, Class SD, IF, 9.006%, 09/25/23	66
287	Series 1993-178, Class PK, 6.500%, 09/25/23	306
3,988	Series 1993-183, Class KA, 6.500%, 10/25/23	4,274
2,243	Series 1993-189, Class PL, 6.500%, 10/25/23	2,394
291	Series 1993-225, Class SG, HB, IF, 25.405%, 12/25/13	339
478	Series 1993-247, Class SA, IF, 18.798%, 12/25/23	573
1,011	Series 1993-250, Class Z, 7.000%, 12/25/23	1,067
1,671	Series 1993-257, Class C, PO, 06/25/23	1,524
27	Series 1994-9, Class E, PO, 11/25/23	23
2	Series 1994-34, Class DZ, 6.000%, 03/25/09	2
41	Series 1994-55, Class G, 6.750%, 12/25/23	41
1,255	Series 1996-14, Class SE, IF, IO, 8.190%, 08/25/23	152
—(h)	Series 1996-24, Class E, PO, 03/25/09	—	(h)
60	Series 1996-27, Class FC, VAR, 1.000%, 03/25/17	59
116	Series 1996-59, Class J, 6.500%, 08/25/22	124
664	Series 1996-59, Class K, 6.500%, 07/25/23	689
577	Series 1997-20, Class IB, IO, VAR, 1.840%, 03/25/27	14
574	Series 1997-20, Class IO, IO, VAR, 1.840%, 03/25/27	19
269	Series 1997-27, Class J, 7.500%, 04/18/27	284
240	Series 1997-29, Class J, 7.500%, 04/20/27	259
543	Series 1997-39, Class PD, 7.500%, 05/20/27	584
238	Series 1997-81, Class PI, IO, 7.000%, 12/18/27	32
40	Series 1998-4, Class C, PO, 04/25/23	34
516	Series 1998-36, Class ZB, 6.000%, 07/18/28	527
1,375	Series 2000-2, Class ZE, 7.500%, 02/25/30	1,501
664	Series 2001-4, Class PC, 7.000%, 03/25/21	722
822	Series 2001-5, Class OW, 6.000%, 03/25/16	855
1,964	Series 2001-33, Class ID, IO, 6.000%, 07/25/31	289
1,363	Series 2001-36, Class DE, 7.000%, 08/25/31	1,466
351	Series 2001-44, Class PD, 7.000%, 09/25/31	378
2,075	Series 2001-48, Class Z, 6.500%, 09/25/21	2,232
392	Series 2001-49, Class Z, 6.500%, 09/25/31	417
359	Series 2001-52, Class XM, 6.500%, 11/25/10	367
1,232	Series 2001-71, Class MB, 6.000%, 12/25/16	1,295
1,502	Series 2001-71, Class QE, 6.000%, 12/25/16	1,578
8,360	Series 2001-74, Class MB, 6.000%, 12/25/16	8,827
811	Series 2001-80, Class PE, 6.000%, 07/25/29	837
344	Series 2001-81, Class LO, PO, 01/25/32	303
839	Series 2002-1, Class HC, 6.500%, 02/25/22	897
306	Series 2002-1, Class SA, IF, 23.648%, 02/25/32	376
687	Series 2002-2, Class UC, 6.000%, 02/25/17	717
1,492	Series 2002-3, Class OG, 6.000%, 02/25/17	1,567
4	Series 2002-8, Class SR, IF, 15.678%, 03/25/09	4
4,865	Series 2002-18, Class PC, 5.500%, 04/25/17	5,024
1,104	Series 2002-21, Class PE, 6.500%, 04/25/32	1,172
1,595	Series 2002-24, Class AJ, 6.000%, 04/25/17	1,685
1,031	Series 2002-28, Class PK, 6.500%, 05/25/32	1,097
1,448	Series 2002-37, Class Z, 6.500%, 06/25/32	1,540
2,451	Series 2002-56, Class UC, 5.500%, 09/25/17	2,552
257	Series 2002-59, Class AC, 6.000%, 03/25/28	257
608	Series 2002-61, Class PE, 5.500%, 05/25/16	610
1,000	Series 2002-71, Class KM, 5.000%, 11/25/17	1,023
3,190	Series 2002-74, Class LD, 5.000%, 01/25/16	3,226
2,958	Series 2002-74, Class VB, 6.000%, 11/25/31	2,993
1,743	Series 2002-84, Class VB, 5.500%, 04/25/15	1,823

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   91

JPMorgan Intermediate Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
221	Series 2002-91, Class UH, IO, 5.500%, 06/25/22	18
1,595	Series 2002-94, Class BK, 5.500%, 01/25/18	1,669
733	Series 2003-8, Class SB, IF, IO, 7.176%, 03/25/16	26
798	Series 2003-22, Class UD, 4.000%, 04/25/33	715
640	Series 2003-34, Class GB, 6.000%, 03/25/33	663
1,199	Series 2003-34, Class GE, 6.000%, 05/25/33	1,239
267	Series 2003-39, Class IO, IO, VAR, 6.000%, 05/25/33	33
1,595	Series 2003-47, Class PE, 5.750%, 06/25/33	1,623
657	Series 2003-52, Class SX, IF, 21.529%, 10/25/31	737
664	Series 2003-64, Class SX, IF, 12.719%, 07/25/33	544
463	Series 2003-65, Class ML, 4.000%, 07/25/33	440
1,539	Series 2003-71, Class DS, IF, 6.917%, 08/25/33	1,231
4,313	Series 2003-80, Class SY, IF, IO, 7.176%, 06/25/23	463
1,595	Series 2003-83, Class PG, 5.000%, 06/25/23	1,619
408	Series 2003-91, Class SD, IF, 11.710%, 09/25/33	381
1,196	Series 2003-106, Class US, IF, 8.364%, 11/25/23	954
2,832	Series 2003-116, Class SB, IF, IO, 7.126%, 11/25/33	275
2,161	Series 2003-117, Class JB, 3.500%, 06/25/33	2,041
798	Series 2003-128, Class KE, 4.500%, 01/25/14	815
888	Series 2003-130, Class SX, IF, 10.809%, 01/25/34	844
1,186	Series 2004-10, Class SC, HB, IF, 26.705%, 02/25/34	1,390
1,193	Series 2004-14, Class SD, IF, 8.364%, 03/25/34	966
1,000	Series 2004-21, Class AE, 4.000%, 04/25/19	990
250	Series 2004-21, Class CO, PO, 04/25/34	190
1,595	Series 2004-25, Class PC, 5.500%, 01/25/34	1,658
1,374	Series 2004-25, Class SA, IF, 18.222%, 04/25/34	1,508
1,037	Series 2004-36, Class PC, 5.500%, 02/25/34	1,072
1,366	Series 2004-36, Class SA, IF, 18.222%, 05/25/34	1,415
55	Series 2004-46, Class SK, IF, 15.197%, 05/25/34	55
300	Series 2004-61, Class SH, IF, 22.094%, 11/25/32	346
1,131	Series 2004-76, Class CL, 4.000%, 10/25/19	1,118
448	Series 2005-52, Class PA, 6.500%, 06/25/35	470
1,856	Series 2005-68, Class PG, 5.500%, 08/25/35	1,929
703	Series 2005-73, Class PS, IF, 15.516%, 08/25/35	720
2,158	Series 2005-84, Class XM, 5.750%, 10/25/35	2,261
2,409	Series 2005-110, Class GJ, 5.500%, 11/25/30	2,492
5,000	Series 2005-118, Class ME, 6.000%, 01/25/32	5,230
329	Series 2006-15, Class OT, PO, 01/25/36	296
743	Series 2006-22, Class AO, PO, 04/25/36	590
3,573	Series 2006-53, Class US, IO, IF, 6.106%, 06/25/36	310
784	Series 2006-59, Class QO, PO, 01/25/33	628
715	Series 2006-65, Class QO, PO, 07/25/36	573
359	Series 2006-72, Class GO, PO, 08/25/36	272
1,500	Series 2006-77, Class PC, 6.500%, 08/25/36	1,616
1,615	Series 2006-110, Class PO, PO, 11/25/36	1,262
2,419	Series 2007-14, Class ES, IF, IO, 5.966%, 03/25/37	155
870	Series 2007-65, Class PA, 6.000%, 03/25/31	899
438	Series 2007-77, Class FG, VAR, 0.974%, 03/25/37	429
2,006	Series 2007-88, Class VI, IF, IO, 6.066%, 09/25/37	171
3,323	Series 2007-91, Class ES, IF, IO, 5.986%, 10/25/37	226
3,494	Series 2007-116, Class HI, IO, VAR, 6.524%, 01/25/38	251
876	Series 2008-10, Class XI, IF, IO, 5.756%, 03/25/38	69
1,783	Series 2008-16, Class IS, IF, IO, 5.726%, 03/25/38	151
2,339	Series 2008-80, Class SA, IF, IO, 5.376%, 09/25/38	149
1,382	Series 2008-81, Class SB, IF, IO, 5.376%, 09/25/38	81
4,941	Series 2009-6, Class GS, IF, IO, 6.076%, 02/25/39	369
26	Series G-14, Class L, 8.500%, 06/25/21	28
131	Series G-18, Class Z, 8.750%, 06/25/21	138
38	Series G-22, Class G, 6.000%, 12/25/16	39
92	Series G-35, Class M, 8.750%, 10/25/21	101
—(h)	Series G92-27, Class SQ, HB, IF, 1,420.700%, 05/25/22	18
382	Series G92-35, Class E, 7.500%, 07/25/22	413
23	Series G92-42, Class Z, 7.000%, 07/25/22	24
525	Series G92-44, Class ZQ, 8.000%, 07/25/22	561

SEE NOTES TO FINANCIAL STATEMENTS.

92   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
404	Series G92-54, Class ZQ, 7.500%, 09/25/22	438
85	Series G93-5, Class Z, 6.500%, 02/25/23	90
98	Series G95-1, Class C, 8.800%, 01/25/25	109
	Federal National Mortgage Association STRIPS,
4	Series 50, Class 2, IO, 10.500%, 03/01/19	1
30	Series 218, Class 2, IO, 7.500%, 04/01/23	4
451	Series 329, Class 1, PO, 01/01/33	403
718	Series 365, Class 8, IO, 5.500%, 05/01/36	85
	Federal National Mortgage Association Whole Loan,
149	Series 2002-W5, Class A10, IF, IO, 7.626%, 11/25/30	7
1,109	Series 2003-W1, Class 1A1, 6.500%, 12/25/42	1,162
320	Series 2003-W4, Class 2A, 6.500%, 10/25/42	330
936	Series 2004-W2, Class 2A2, 7.000%, 02/25/44	977
	Government National Mortgage Association,
320	Series 1994-3, Class PQ, 7.488%, 07/16/24	342
1,101	Series 1994-4, Class KQ, 7.988%, 07/16/24	1,164
2,234	Series 1994-7, Class PQ, 6.500%, 10/16/24	2,377
460	Series 1995-3, Class DQ, 8.050%, 06/16/25	507
120	Series 1995-7, Class CQ, 7.500%, 09/16/25	125
906	Series 1996-16, Class E, 7.500%, 08/16/26	949
189	Series 1998-26, Class K, 7.500%, 09/17/25	202
3,130	Series 1999-4, Class ZB, 6.000%, 02/20/29	3,294
2,797	Series 1999-10, Class ZC, 6.500%, 04/20/29	2,869
362	Series 1999-30, Class S, IF, IO, 8.145%, 08/16/29	35
352	Series 1999-41, Class Z, 8.000%, 11/16/29	378
242	Series 1999-44, Class PC, 7.500%, 12/20/29	264
564	Series 2000-6, Class Z, 7.500%, 02/20/30	593
102	Series 2000-9, Class Z, 8.000%, 06/20/30	111
2,364	Series 2000-9, Class ZJ, 8.500%, 02/16/30	2,591
950	Series 2000-14, Class PD, 7.000%, 02/16/30	1,011
270	Series 2000-16, Class ZN, 7.500%, 02/16/30	289
1,394	Series 2000-37, Class B, 8.000%, 12/20/30	1,424
115	Series 2000-38, Class AH, 7.150%, 12/20/30	117
889	Series 2001-7, Class PK, 6.500%, 03/20/31	938
47	Series 2001-32, Class WA, IF, 18.950%, 07/20/31	53
1,595	Series 2001-64, Class MQ, 6.500%, 12/20/31	1,678
325	Series 2002-7, Class PG, 6.500%, 01/20/32	339
428	Series 2002-31, Class S, IF, IO, 8.245%, 01/16/31	52
1,237	Series 2002-40, Class UK, 6.500%, 06/20/32	1,312
5,457	Series 2002-45, Class QE, 6.500%, 06/20/32	5,790
1,326	Series 2002-47, Class PG, 6.500%, 07/16/32	1,408
1,595	Series 2002-47, Class PY, 6.000%, 07/20/32	1,676
1,506	Series 2002-47, Class ZA, 6.500%, 07/20/32	1,599
119	Series 2002-51, Class SG, HB, IF, 30.463%, 04/20/31	153
704	Series 2002-54, Class GB, 6.500%, 08/20/32	748
406	Series 2002-79, Class KV, 6.000%, 11/20/13	414
4,282	Series 2002-88, Class VA, 6.000%, 12/20/17	4,378
936	Series 2003-4, Class NI, IO, 5.500%, 01/20/32	77
820	Series 2003-4, Class NY, 5.500%, 12/20/13	855
263	Series 2003-24, Class PO, PO, 03/16/33	226
1,196	Series 2003-40, Class TJ, 6.500%, 03/20/33	1,273
1,072	Series 2003-52, Class AP, PO, 06/16/33	887
62	Series 2003-95, Class SC, IF, IO, 6.539%, 09/17/31	—	(h)
726	Series 2004-15, Class SA, IF, 18.370%, 12/20/32	759
228	Series 2004-28, Class S, IF, 18.411%, 04/16/34	236
643	Series 2004-68, Class PO, PO, 05/20/31	600
468	Series 2004-73, Class AE, IF, 13.904%, 08/17/34	456
329	Series 2006-16, Class OP, PO, 03/20/36	287
2,360	Series 2006-38, Class SW, IF, IO, 6.030%, 06/20/36	151
2,241	Series 2006-59, Class SD, IF, IO, 6.230%, 10/20/36	143
2,413	Series 2007-17, Class JI, IF, IO, 6.355%, 04/16/37	212
472	Series 2007-35, Class TO, PO, 04/20/35	442
900	Series 2007-49, Class NO, PO, 12/20/35	838
1,361	Series 2007-57, Class PO, PO, 03/20/37	1,208
1,412	Series 2007-71, Class SB, IF, IO, 6.230%, 07/20/36	99
4,783	Series 2007-79, Class SY, IF, IO, 6.080%, 12/20/37	262
761	Series 2008-25, Class SB, IF, IO, 6.430%, 03/20/38	48
1,353	Series 2008-32, Class PI, IO, 5.500%, 10/16/37	207
1,000	Series 2008-36, Class AY, 5.000%, 04/16/23	1,029
4,394	Series 2008-40, Class SA, IF, IO, 5.945%, 05/16/38	375
500	Series 2008-50, Class KB, 6.000%, 06/20/38	517
4,652	Series 2008-93, Class AS, IF, IO, 5.230%, 12/20/38	244
2,000	Series 2009-6, Class SA, IF, IO, 5.700%, 02/16/39	182

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   93

JPMorgan Intermediate Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
	Vendee Mortgage Trust,
1,787	Series 1994-1, Class 1, VAR, 5.626%, 02/15/24	1,844
2,673	Series 1996-1, Class 1Z, 6.750%, 02/15/26	2,835
869	Series 1996-2, Class 1Z, 6.750%, 06/15/26	900
3,513	Series 1997-1, Class 2Z, 7.500%, 02/15/27	4,007
881	Series 1998-1, Class 2E, 7.000%, 03/15/28	935
		346,357
	Non-Agency CMO — 5.8%
1,500	American Home Mortgage Investment Trust, Series 2005-3, Class 2A4, VAR, 4.848%, 09/25/35	776
316	Banc of America Alternative Loan Trust, Series 2003-11, Class PO, PO, 01/25/34	154
	Banc of America Funding Corp.,
402	Series 2004-1, Class PO, PO, 03/25/34	242
322	Series 2005-7, Class 30PO, PO, 11/25/35	168
1,171	Series 2005-E, Class 4A1, VAR, 4.503%, 03/20/35	877
	Banc of America Mortgage Securities, Inc.,
327	Series 2003-8, Class A, PO, 11/25/33	176
761	Series 2004-1, Class A, PO, 02/25/34	366
582	Series 2004-6, Class A, PO, 07/25/34	309
747	Series 2004-J, Class 3A1, VAR, 5.066%, 11/25/34	578
	Bear Stearns Adjustable Rate Mortgage Trust,
312	Series 2003-7, Class 3A, VAR, 4.948%, 10/25/33 (i)	256
1,449	Series 2006-1, Class A1, VAR, 4.625%, 02/25/36	947
773	Cendant Mortgage Corp., Series 2004-1, Class P, PO, 02/25/34	387
	Citicorp Mortgage Securities, Inc.,
1,794	Series 2004-1, Class 3A1, 4.750%, 01/25/34	1,755
1,120	Series 2004-5, Class 2A5, 4.500%, 08/25/34	988
	Citigroup Mortgage Loan Trust, Inc.,
602	Series 2003-UP3, Class A3, 7.000%, 09/25/33	512
1,409	Series 2003-UST1, Class A1, 5.500%, 12/25/18	1,404
267	Series 2003-UST1, Class PO1, PO, 12/25/18	202
179	Series 2003-UST1, Class PO3, PO, 12/25/18	144
218	Series 2005-1, Class 2A1A, VAR, 5.315%, 04/25/35	119
	Countrywide Alternative Loan Trust,
2,565	Series 2002-8, Class A4, 6.500%, 07/25/32	2,315
2,811	Series 2004-2CB, Class 1A9, 5.750%, 03/25/34	1,473
1,000	Series 2004-18CB, Class 2A4, 5.700%, 09/25/34	728
1,300	Series 2005-54CB, Class 1A11, 5.500%, 11/25/35	709
1,000	Series 2007-21CB, Class 1A5, 6.000%, 09/25/37	410
	Countrywide Home Loan Mortgage Pass-Through Trust,
2,719	Series 2003-26, Class 1A6, 3.500%, 08/25/33	2,226
514	Series 2003-J13, PO, 01/25/34	241
1,227	Series 2003-J7, Class 4A3, IF, 9.162%, 08/25/18	1,047
281	Series 2004-HYB3, Class 2A, VAR, 4.155%, 06/20/34	162
1,534	Series 2005-22, Class 2A1, VAR, 5.247%, 11/25/35	834
455	Series 2005-R1, Class 2A, PO, 03/25/35 (e)	228
	CS First Boston Mortgage Securities Corp.,
119	Series 1997-2, Class A, 7.500%, 06/25/20 (e)	108
704	Series 2003-23, Class 2A5, 5.000%, 10/25/18	649
490	Deutsche Mortgage Securities, Inc., Series 2004-1, Class 2A, PO, 10/25/18	311
	First Horizon Asset Securities, Inc.,
1,709	Series 2004-AR7, Class 2A1, VAR, 4.914%, 02/25/35	1,360
798	Series 2004-AR7, Class 2A2, VAR, 4.914%, 02/25/35	596
1,417	Series 2005-AR1, Class 2A2, VAR, 4.998%, 04/25/35	1,038
268	GMAC Mortgage Corp. Loan Trust, Series 2003-J7, Class A10, 5.500%, 11/25/33	253
1,000	GSR Mortgage Loan Trust, Series 2006-1F, Class 1A3, 5.500%, 02/25/36	668
1,080	Indymac Index Mortgage Loan Trust, Series 2005-AR11, Class A7, IO, VAR, 0.636%, 08/25/35	13
1,208	MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 2A1, VAR, 4.552%, 04/21/34	959
	MASTR Alternative Loans Trust,
530	Series 2003-9, Class 8A1, 6.000%, 01/25/34	452
270	Series 2004-7, Class 30PO, PO, 08/25/34	121
661	Series 2004-10, Class 1A1, 4.500%, 09/25/19	573
	MASTR Asset Securitization Trust,
240	Series 2003-4, Class 2A2, 5.000%, 05/25/18	238
452	Series 2004-8, Class PO, PO, 08/25/19	224

SEE NOTES TO FINANCIAL STATEMENTS.

94   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Non-Agency CMO — Continued
1,784	MASTR Resecuritization Trust, Series 2005-PO, Class 3PO, PO, 05/28/35 (e)	1,053
—(h)	Morgan Stanley Mortgage Trust, Series 35, Class 2, HB, IF, 14,868.500%, 04/20/21	21
388	MortgageIT Trust, Series 2005-1, Class 1A1, VAR, 0.794%, 02/25/35	178
	Nomura Asset Acceptance Corp.,
883	Series 2003-A1, Class A1, 5.500%, 05/25/33	739
516	Series 2003-A1, Class A2, 6.000%, 05/25/33	456
54	Series 2003-A1, Class A5, 7.000%, 04/25/33	49
513	Series 2004-R2, Class A1, VAR, 6.500%, 10/25/34 (e)	445
1	Paine Webber CMO Trust, Series H, Class 4, 8.750%, 04/01/18	1
	Residential Accredit Loans, Inc.,
683	Series 2002-QS16, Class A3, IF, 15.632%, 10/25/17	643
3,345	Series 2002-QS8, Class A5, 6.250%, 06/25/17	3,391
1,198	Series 2003-QS14, Class A1, 5.000%, 07/25/18	1,113
811	Series 2003-QS3, Class A2, IF, 15.458%, 02/25/18	679
1,386	Series 2003-QS3, Class A8, IF, IO, 7.126%, 02/25/18	106
3,571	Series 2003-QS9, Class A3, IF, IO, 7.076%, 05/25/18	290
798	Series 2004-QS8, Class A2, 5.000%, 06/25/34	715
	Residential Funding Mortgage Securities I,
1,760	Series 2003-S7, Class A17, 4.000%, 05/25/33	1,432
798	Series 2003-S12, Class 4A5, 4.500%, 12/25/32	782
912	Series 2005-SA4, Class 1A1, VAR, 5.006%, 09/25/35	601
195	Salomon Brothers Mortgage Securities VII, Inc., Series 2003-UP2, Class 1, PO, 12/25/18	127
	WaMu Mortgage Pass-Through Certificates,
417	Series 2003-S10, Class A6, PO, 10/25/18	247
905	Series 2004-S3, Class 2A3, IF, 17.535%, 07/25/34	812
1,000	Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2005-4, Class CB7, 5.500%, 06/25/35	553
303	Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2003-MS7, Class P, PO, 03/25/33	133
	Wells Fargo Mortgage Backed Securities Trust,
522	Series 2003-11, Class 1APO, PO, 10/25/18	245
1,534	Series 2003-13, Class A7, 4.500%, 11/25/18	1,500
702	Series 2003-17, Class 2A4, 5.500%, 01/25/34	674
877	Series 2004-7, Class 2A2, 5.000%, 07/25/19	858
2,253	Series 2004-BB, Class A4, VAR, 4.557%, 01/25/35	1,679
586	Series 2004-EE, Class 3A1, VAR, 4.434%, 12/25/34	448
1,994	Series 2004-S, Class A5, VAR, 3.738%, 09/25/34	1,978
		50,244
	Total Collateralized Mortgage Obligations (Cost $402,005)	396,601
	Commercial Mortgage-Backed Securities — 1.6%
2,200	Banc of America Commercial Mortgage, Inc., Series 2005-6, Class ASB, VAR, 5.180%, 09/10/47	1,711
	Bear Stearns Commercial Mortgage Securities,
1,100	Series 2005-PWR9, Class AAB, 4.804%, 09/11/42	878
1,420	Series 2006-PW11, Class A4, VAR, 5.456%, 03/11/39	1,048
762	Series 2006-PW14, Class A1, 5.044%, 12/11/38	735
879	Citigroup Commercial Mortgage Trust, Series 2006-C4, Class A1, VAR, 5.725%, 03/15/49	866
154	DLJ Commercial Mortgage Corp., Series 1999-CG2, Class A1B, VAR, 7.300%, 06/10/32	154
750	LB-UBS Commercial Mortgage Trust, Series 2008-C1, Class A2, VAR, 6.149%, 04/15/41	477
1,850	Merrill Lynch Mortgage Trust, Series 2005-MCP1, Class ASB, VAR, 4.674%, 06/12/43	1,507
1,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-1, Class A4, VAR, 5.423%, 02/12/39	694
	Morgan Stanley Capital I,
829	Series 2006-IQ12, Class A1, 5.257%, 12/15/43	807
321	Series 2006-T23, Class A1, 5.682%, 08/12/41	294
2,000	TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class A3, VAR, 6.086%, 08/15/39	1,507
3,190	Wachovia Bank Commercial Mortgage Trust, Series 2004-C15, Class A2, 4.039%, 10/15/41	3,021
	Total Commercial Mortgage-Backed Securities (Cost $16,299)	13,699

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   95

JPMorgan Intermediate Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Corporate Bonds — 28.6%
	Aerospace & Defense — 0.2%
250	Honeywell International, Inc., 5.300%, 03/01/18 (c)	251
1,100	Northrop Grumman Systems Corp., 7.125%, 02/15/11	1,176
569	Systems 2001 AT LLC, (Cayman Islands), 7.156%, 12/15/11 (e)	484
		1,911
	Air Freight & Logistics — 0.3%
2,871	Federal Express Corp. 1998 Pass Through Trust, 6.720%, 01/15/22	2,340
350	United Parcel Service, Inc., 5.500%, 01/15/18	361
		2,701
	Airlines — 0.2%
419	American Airlines Pass Through Trust, 7.024%, 10/15/09 (c)	406
	Continental Airlines, Inc.,
798	7.056%, 09/15/09	774
157	7.256%, 03/15/20	133
250	7.487%, 10/02/10	228
308	UAL Pass-Through Trust, 6.071%, 03/01/13	299
		1,840
	Automobiles — 0.3%
2,791	Daimler Finance North America LLC, 7.200%, 09/01/09 (c)	2,783
	Beverages — 0.3%
200	Anheuser-Busch Cos., Inc., 5.500%, 01/15/18	178
400	Anheuser-Busch InBev Worldwide, Inc., 7.750%, 01/15/19 (e)	400
400	Coca-Cola Enterprises, Inc., 8.500%, 02/01/12	446
380	Diageo Capital plc, (United Kingdom), 7.375%, 01/15/14	423
350	Diageo Finance BV, (Netherlands), 5.300%, 10/28/15	349
325	FBG Finance Ltd., (Australia), 5.125%, 06/15/15 (e)	276
150	PepsiCo, Inc., 7.900%, 11/01/18	180
100	SABMiller plc, (United Kingdom), 6.500%, 07/01/16 (e)	89
		2,341
	Biotechnology — 0.0% (g)
100	Amgen, Inc., 5.700%, 02/01/19	101
	Building Products — 0.0% (g)
100	Masco Corp., 5.850%, 03/15/17	67
	Capital Markets — 4.7%
200	Bank of New York Mellon Corp. (The), 5.125%, 08/27/13	199
	Bear Stearns Cos., LLC (The),
2,285	3.250%, 03/25/09 (y)	2,285
250	7.250%, 02/01/18 (y)	259
	Credit Suisse USA, Inc.,
439	4.700%, 06/01/09	441
1,595	5.500%, 08/15/13	1,568
6,460	6.125%, 11/15/11	6,541
	Goldman Sachs Group, Inc. (The),
598	4.750%, 07/15/13	547
1,000	5.150%, 01/15/14	911
1,675	5.250%, 10/15/13	1,550
1,900	5.950%, 01/18/18	1,698
1,914	6.600%, 01/15/12	1,920
4,387	6.875%, 01/15/11	4,447
399	7.350%, 10/01/09	405
	Lehman Brothers Holdings, Inc.,
1,390	4.800%, 03/13/14 (d)	181
700	6.000%, 07/19/12 (d)	91
1,795	6.625%, 01/18/12 (d)	233
50	6.750%, 12/28/17 (d)	—	(h)
	Merrill Lynch & Co., Inc.,
700	5.000%, 01/15/15	573
1,098	5.450%, 07/15/14	906
1,005	6.150%, 04/25/13	929
667	6.400%, 08/28/17	525
683	6.875%, 04/25/18	568
	Morgan Stanley,
757	4.250%, 05/15/10	739
578	4.750%, 04/01/14	485
200	6.000%, 04/28/15	182
4,466	6.600%, 04/01/12	4,434
4,885	6.750%, 04/15/11	4,905
2,393	State Street Corp., 7.650%, 06/15/10	2,389
	UBS AG, (Switzerland),
500	5.750%, 04/25/18	437
200	5.875%, 12/20/17	177
		40,525
	Chemicals — 0.5%
250	Air Products & Chemicals, Inc., 4.150%, 02/01/13	245
	Dow Chemical Co. (The),
200	6.000%, 10/01/12	171
1,196	6.125%, 02/01/11	1,121

SEE NOTES TO FINANCIAL STATEMENTS.

96   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Chemicals — Continued
	EI Du Pont de Nemours & Co.,
125	4.125%, 03/06/13	123
700	6.000%, 07/15/18	686
700	Monsanto Co., 7.375%, 08/15/12	769
300	Potash Corp. of Saskatchewan, (Canada), 4.875%, 03/01/13	290
250	PPG Industries, Inc., 5.750%, 03/15/13	251
400	Praxair, Inc., 4.625%, 03/30/15 (c)	411
		4,067
	Commercial Banks — 2.6%
	Barclays Bank plc, (United Kingdom),
100	5.450%, 09/12/12	100
500	6.050%, 12/04/17 (e)	414
598	Branch Banking & Trust Co., 4.875%, 01/15/13	586
1,100	Fifth Third Bancorp, 5.450%, 01/15/17	800
	Keycorp,
1,595	4.700%, 05/21/09	1,590
250	6.500%, 05/14/13	246
1,000	Manufacturers & Traders Trust Co., 6.625%, 12/04/17	867
500	Marshall & Ilsley Corp., 5.350%, 04/01/11	468
917	Mellon Funding Corp., 3.250%, 04/01/09	916
300	National City Bank, VAR, 1.243%, 01/21/10	291
600	PNC Funding Corp., 5.250%, 11/15/15	548
1,495	Royal Bank of Canada, (Canada), 3.875%, 05/04/09	1,501
	SunTrust Banks, Inc.,
500	5.250%, 11/05/12	502
901	6.375%, 04/01/11	901
3,988	U.S. Bank N.A., 7.125%, 12/01/09	4,078
798	Wachovia Bank N.A., 7.800%, 08/18/10	827
	Wachovia Corp.,
300	5.500%, 05/01/13	289
1,750	5.750%, 02/01/18	1,636
	Wells Fargo & Co.,
1,584	3.125%, 04/01/09	1,585
300	5.000%, 11/15/14	275
835	5.625%, 12/11/17	793
	Wells Fargo Bank N.A.,
400	4.750%, 02/09/15	356
500	5.750%, 05/16/16	465
319	6.450%, 02/01/11	322
2,472	7.550%, 06/21/10	2,526
		22,882
	Commercial Services & Supplies — 0.0% (g)
200	Waste Management, Inc., 7.375%, 03/11/19	199
	Communications Equipment — 0.1%
400	Cisco Systems, Inc., 5.500%, 02/22/16 (c)	414
	Computers & Peripherals — 0.3%
	Hewlett-Packard Co.,
300	4.750%, 06/02/14	299
1,025	5.400%, 03/01/17	1,029
400	6.125%, 03/01/14	423
	International Business Machines Corp.,
450	5.700%, 09/14/17	461
500	7.625%, 10/15/18	566
		2,778
	Consumer Finance — 1.4%
359	American General Finance Corp., 5.375%, 10/01/12	162
279	Capital One Bank USA N.A., 5.750%, 09/15/10	277
	Capital One Financial Corp.,
275	5.700%, 09/15/11	256
740	6.250%, 11/15/13	676
	HSBC Finance Corp.,
798	4.750%, 05/15/09	799
500	5.250%, 01/15/14	467
798	6.375%, 11/27/12	765
1,783	6.750%, 05/15/11	1,795
835	7.000%, 05/15/12	830
2,752	8.000%, 07/15/10	2,796
	International Lease Finance Corp.,
598	5.875%, 05/01/13	364
1,000	6.375%, 03/25/13	630
	SLM Corp.,
600	4.000%, 01/15/10	507
1,037	5.375%, 01/15/13	675
798	Washington Mutual Finance Corp., 6.875%, 05/15/11 (d)	728
		11,727
	Diversified Financial Services — 5.5%
500	Allstate Life Global Funding Trusts, 5.375%, 04/30/13	493
4,367	Associates Corp. of North America, 8.150%, 08/01/09	4,414
	Bank of America Corp.,
1,000	4.900%, 05/01/13	881
1,505	5.750%, 12/01/17	1,270
1,595	7.400%, 01/15/11	1,481

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   97

JPMorgan Intermediate Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Diversified Financial Services — Continued
5,580	7.800%, 02/15/10	5,299
300	BHP Billiton Finance USA Ltd., (Australia), 5.400%, 03/29/17	279
	Caterpillar Financial Services Corp.,
400	4.850%, 12/07/12	382
400	4.900%, 08/15/13	384
250	5.450%, 04/15/18	219
300	5.500%, 03/15/16	270
800	6.200%, 09/30/13	808
500	7.050%, 10/01/18	486
	CIT Group, Inc.,
650	5.000%, 02/13/14	360
600	7.625%, 11/30/12	470
	Citigroup, Inc.,
798	4.250%, 07/29/09	782
500	4.700%, 05/29/15	390
1,994	5.625%, 08/27/12	1,459
400	6.000%, 08/15/17	341
500	6.125%, 11/21/17	427
1,000	6.125%, 05/15/18 (c)	862
319	6.200%, 03/15/09	319
1,200	CME Group, Inc., 5.400%, 08/01/13	1,196
225	ConocoPhillips Canada Funding Co. I, (Canada), 5.625%, 10/15/16	228
	General Electric Capital Corp.,
1,096	4.625%, 09/15/09	1,101
2,500	5.250%, 10/19/12	2,455
1,500	5.400%, 02/15/17 (c)	1,316
3,000	5.625%, 05/01/18	2,570
6,163	5.875%, 02/15/12	6,161
6,280	6.000%, 06/15/12	6,247
2,034	6.125%, 02/22/11	2,082
800	Genworth Global Funding Trusts, 5.200%, 10/08/10	733
	National Rural Utilities Cooperative Finance Corp.,
550	4.750%, 03/01/14	548
150	10.375%, 11/01/18	177
	Textron Financial Corp.,
815	5.125%, 02/03/11	556
500	5.400%, 04/28/13	296
		47,742
	Diversified Telecommunication Services — 2.8%
	AT&T, Inc.,
2,900	4.950%, 01/15/13	2,907
360	5.100%, 09/15/14	357
225	5.500%, 02/01/18	215
540	BellSouth Corp., 5.200%, 09/15/14	537
632	Bellsouth Telecommunications, Inc., 6.300%, 12/15/15	636
3,270	British Telecommunications plc, (United Kingdom), 8.625%, 12/15/10	3,408
2,313	France Telecom S.A., (France), 7.750%, 03/01/11	2,485
2,233	Nynex Capital Funding Co., SUB, 8.230%, 10/15/09	2,246
94	Nynex Corp., 9.550%, 05/01/10	94
	Sprint Capital Corp.,
300	7.625%, 01/30/11	260
600	8.375%, 03/15/12	486
	Telecom Italia Capital S.A., (Luxembourg),
800	4.950%, 09/30/14	689
700	5.250%, 11/15/13	629
250	6.999%, 06/04/18	225
700	Telefonica Emisiones S.A.U., (Spain), 5.855%, 02/04/13	718
1,117	TELUS Corp., (Canada), 8.000%, 06/01/11	1,157
200	Verizon Communications, Inc., 5.500%, 02/15/18	189
798	Verizon Florida LLC, 6.125%, 01/15/13	796
4,187	Verizon Global Funding Corp., 7.250%, 12/01/10	4,422
300	Verizon New England, Inc., 4.750%, 10/01/13	273
1,595	Verizon Virginia, Inc., 4.625%, 03/15/13	1,532
		24,261
	Electric Utilities — 1.6%
319	Alabama Power Co., 4.700%, 12/01/10	327
917	Carolina Power & Light Co., 5.125%, 09/15/13	945
550	CenterPoint Energy Houston Electric LLC, 5.750%, 01/15/14	545
300	Cleveland Electric Illuminating Co. (The), 7.880%, 11/01/17	312
250	Columbus Southern Power Co., 6.050%, 05/01/18	237
175	Connecticut Light & Power Co., 5.650%, 05/01/18	179
	Duke Energy Carolinas LLC,
795	5.625%, 11/30/12	823
800	6.250%, 01/15/12	840
1,595	Exelon Generation Co. LLC, 6.950%, 06/15/11	1,619
175	Florida Power Corp., 5.650%, 06/15/18	180

SEE NOTES TO FINANCIAL STATEMENTS.

98   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Electric Utilities — Continued
	FPL Group Capital, Inc.,
150	5.350%, 06/15/13	152
400	7.875%, 12/15/15	452
100	Georgia Power Co., 6.000%, 11/01/13	108
100	Indiana Michigan Power Co., 7.000%, 03/15/19	98
50	Jersey Central Power & Light Co., 7.350%, 02/01/19	50
151	Kiowa Power Partners LLC, 4.811%, 12/30/13 (e)	137
150	Midamerican Energy Co., 5.300%, 03/15/18	146
150	Nevada Power Co., 6.500%, 08/01/18	142
900	Ohio Power Co., 5.750%, 09/01/13	913
150	Oncor Electric Delivery Co., 5.950%, 09/01/13 (e)	147
	Pacific Gas & Electric Co.,
330	5.625%, 11/30/17	336
100	8.250%, 10/15/18	120
125	Pacificorp, 6.900%, 11/15/11	134
100	Peco Energy Co., 5.350%, 03/01/18	98
869	PSEG Power LLC, 7.750%, 04/15/11	903
50	Public Service Co. of Colorado, 5.800%, 08/01/18	52
	Public Service Electric & Gas Co.,
200	5.300%, 05/01/18	200
700	6.330%, 11/01/13	752
250	Southern California Edison Co., 5.750%, 03/15/14	269
	Spectra Energy Capital LLC,
900	5.500%, 03/01/14	833
100	5.668%, 08/15/14	93
	Virginia Electric and Power Co.,
400	5.100%, 11/30/12	405
1,000	5.400%, 04/30/18 (c)	993
		13,540
	Electronic Equipment, Instruments & Components — 0.0% (g)
120	Arrow Electronics, Inc., 6.875%, 07/01/13	111
	Food & Staples Retailing — 0.2%
	Kroger Co. (The),
225	7.500%, 01/15/14	248
1,196	8.050%, 02/01/10	1,233
560	Wal-Mart Stores, Inc., 4.250%, 04/15/13	587
		2,068
	Food Products — 0.4%
	Cargill, Inc.,
250	5.200%, 01/22/13 (e)	243
100	6.375%, 06/01/12 (e)	102
210	General Mills, Inc., 6.000%, 02/15/12	221
	Kellogg Co.,
200	4.250%, 03/06/13	199
500	5.125%, 12/03/12	521
	Kraft Foods, Inc.,
1,200	6.125%, 02/01/18	1,192
1,060	6.500%, 08/11/17	1,079
		3,557
	Gas Utilities — 0.4%
100	Atmos Energy Corp., 5.125%, 01/15/13	94
100	CenterPoint Energy Resources Corp., 6.125%, 11/01/17	84
638	KeySpan Gas East Corp., 7.875%, 02/01/10	654
350	Schlumberger Technology Corp., 6.500%, 04/15/12 (e)	371
1,037	Southern California Gas Co., 4.800%, 10/01/12	1,053
70	Texas Eastern Transmission LP, 7.300%, 12/01/10	72
	TransCanada Pipelines Ltd., (Canada),
365	4.000%, 06/15/13	346
500	6.500%, 08/15/18	497
		3,171
	Health Care Equipment & Supplies — 0.0% (g)
	Baxter International, Inc.,
150	4.000%, 03/01/14	150
100	4.625%, 03/15/15	100
		250
	Health Care Providers & Services — 0.0% (g)
100	WellPoint, Inc., 7.000%, 02/15/19	100
	Hotels, Restaurants & Leisure — 0.0% (g)
300	McDonald’s Corp., 4.300%, 03/01/13	313
	Household Products — 0.1%
50	Kimberly-Clark Corp., 7.500%, 11/01/18	57
358	Procter & Gamble — ESOP, 9.360%, 01/01/21	452
		509
	Industrial Conglomerates — 0.0% (g)
250	Siemens Financieringsmaatschappij N.V., (Netherlands), 5.750%, 10/17/16 (e)	249

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   99

JPMorgan Intermediate Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Insurance — 2.4%
	American International Group, Inc.,
1,300	4.250%, 05/15/13	741
300	5.450%, 05/18/17	158
2,393	ASIF Global Financing XIX, 4.900%, 01/17/13 (e)	1,505
	Berkshire Hathaway Finance Corp.,
1,000	4.600%, 05/15/13	1,015
150	5.000%, 08/15/13	155
700	5.400%, 05/15/18	694
200	Chubb Corp. (The), 5.750%, 05/15/18	192
1,595	Jackson National Life Global Funding, 6.125%, 05/30/12 (e)	1,528
957	John Hancock Global Funding II, 7.900%, 07/02/10 (e)	988
1,595	MassMutual Global Funding II, 3.500%, 03/15/10 (e)	1,551
700	MetLife Life and Annuity Co. of Connecticut, 5.125%, 08/15/14 (e)	630
873	Metropolitan Life Global Funding I, 5.200%, 09/18/13 (e)	817
1,755	Monumental Global Funding II, 4.375%, 07/30/09 (e)	1,746
479	Nationwide Financial Services, 6.250%, 11/15/11	446
	New York Life Global Funding,
300	4.650%, 05/09/13 (e)	294
1,994	5.375%, 09/15/13 (e)	2,005
500	Pacific Life Global Funding, 5.150%, 04/15/13 (c) (e)	488
3,015	Principal Life Global Funding I, 6.250%, 02/15/12 (e)	2,961
	Protective Life Secured Trusts,
853	4.000%, 10/07/09	845
1,595	4.000%, 04/01/11	1,470
200	Travelers Cos, Inc. (The), 5.800%, 05/15/18	194
100	Travelers Property Casualty Corp., 5.000%, 03/15/13	99
		20,522
	IT Services — 0.0% (g)
350	Electronic Data Systems Corp., 6.000%, 08/01/13	369
	Machinery — 0.1%
350	Eaton Corp., 5.600%, 05/15/18	329
100	PACCAR, Inc., 6.375%, 02/15/12	103
175	Parker Hannifin Corp., 5.500%, 05/15/18	167
		599
	Media — 0.8%
570	Comcast Cable Communications Holdings, Inc., 8.375%, 03/15/13	608
100	Comcast Cable Communications LLC, 7.125%, 06/15/13	103
2,951	Comcast Cable Holdings LLC, 9.800%, 02/01/12	3,187
	Comcast Corp.,
479	5.500%, 03/15/11	486
200	5.900%, 03/15/16	189
718	Cox Communications, Inc., 7.750%, 11/01/10	733
225	Thomson Reuters Corp., (Canada), 5.950%, 07/15/13	222
	Time Warner Cable, Inc.,
500	5.850%, 05/01/17	452
100	8.250%, 02/14/14	104
877	Time Warner Entertainment Co. LP, 10.150%, 05/01/12	949
250	Viacom, Inc., 6.250%, 04/30/16	213
		7,246
	Metals & Mining — 0.2%
	Alcoa, Inc.,
805	5.550%, 02/01/17	521
400	6.000%, 07/15/13	317
600	Rio Tinto Finance USA Ltd., (Australia), 5.875%, 07/15/13	545
		1,383
	Multiline Retail — 0.1%
700	Target Corp., 6.000%, 01/15/18	691
	Multi-Utilities — 0.3%
500	Aquila, Inc., 11.875%, 07/01/12	527
	Dominion Resources, Inc.,
766	6.250%, 06/30/12	789
100	8.875%, 01/15/19	115
798	DTE Energy Co., 6.650%, 04/15/09	798
150	Sempra Energy, 8.900%, 11/15/13	163
	Wisconsin Electric Power Co.,
200	6.000%, 04/01/14	215
120	6.250%, 12/01/15	127
		2,734
	Oil, Gas & Consumable Fuels — 0.9%
1,000	BP Capital Markets plc, (United Kingdom), 5.250%, 11/07/13	1,063
400	Canadian Natural Resources Ltd., (Canada), 5.900%, 02/01/18	353
1,000	Chevron Corp., 4.950%, 03/03/19	998

SEE NOTES TO FINANCIAL STATEMENTS.

100   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Oil, Gas & Consumable Fuels — Continued
	ConocoPhillips,
300	5.200%, 05/15/18	287
1,874	8.750%, 05/25/10	2,015
100	Devon Financing Corp. ULC, (Canada), 6.875%, 09/30/11	105
150	Marathon Oil Canada Corp., (Canada), 8.375%, 05/01/12	156
	Marathon Oil Corp.,
700	5.900%, 03/15/18	632
400	6.000%, 10/01/17	362
150	PC Financial Partnership, 5.000%, 11/15/14	130
	XTO Energy, Inc.,
700	4.625%, 06/15/13	669
700	5.750%, 12/15/13	696
		7,466
	Paper & Forest Products — 0.2%
1,316	International Paper Co., 4.000%, 04/01/10	1,248
160	Weyerhaeuser Co., 6.750%, 03/15/12	152
		1,400
	Pharmaceuticals — 0.2%
500	AstraZeneca plc, (United Kingdom), 5.400%, 06/01/14	542
850	GlaxoSmithKline Capital, Inc., 4.850%, 05/15/13	891
175	Schering-Plough Corp., 6.000%, 09/15/17	176
		1,609
	Real Estate Investment Trusts (REITs) — 0.1%
300	HRPT Properties Trust, 6.650%, 01/15/18	191
	Simon Property Group LP,
275	5.625%, 08/15/14	236
350	6.100%, 05/01/16	277
		704
	Real Estate Management & Development — 0.0% (g)
319	ERP Operating LP, 4.750%, 06/15/09	316
	Road & Rail — 0.3%
	Burlington Northern Santa Fe Corp.,
785	6.125%, 03/15/09	786
798	7.125%, 12/15/10	834
	Norfolk Southern Corp.,
200	6.750%, 02/15/11	209
135	7.700%, 05/15/17	147
	Union Pacific Corp.,
175	4.875%, 01/15/15	164
200	5.650%, 05/01/17	189
450	5.700%, 08/15/18	427
		2,756
	Software — 0.1%
	Oracle Corp.,
620	5.250%, 01/15/16	627
600	5.750%, 04/15/18	607
		1,234
	Specialty Retail — 0.1%
1,000	Home Depot, Inc., 5.400%, 03/01/16	892
240	Staples, Inc., 9.750%, 01/15/14	252
		1,144
	Thrifts & Mortgage Finance — 0.5%
3,190	Countrywide Home Loans, Inc., 4.000%, 03/22/11	2,972
1,196	Wachovia Mortgage FSB, 4.500%, 06/15/09	1,193
		4,165
	Water Utilities — 0.0% (g)
300	American Water Capital Corp., 6.085%, 10/15/17	269
	Wireless Telecommunication Services — 0.4%
1,436	New Cingular Wireless Services, Inc., 7.875%, 03/01/11	1,535
1,300	Sprint Nextel Corp., 6.000%, 12/01/16 (c)	845
775	Vodafone Group plc, (United Kingdom), 5.000%, 09/15/15	736
		3,116
	Total Corporate Bonds (Cost $262,319)	247,930
	Foreign Government Securities — 0.3%
	United Mexican States, (Mexico),
1,293	6.375%, 01/16/13	1,356
850	6.625%, 03/03/15	888
	Total Foreign Government Securities (Cost $2,179)	2,244
	Mortgage Pass-Through Securities — 5.4%
	Federal Home Loan Mortgage Corp.,
323	ARM, 4.689%, 01/01/27	326
70	ARM, 5.125%, 07/01/26	70
	Federal Home Loan Mortgage Corp. Gold Pools, 15 Year, Single Family,
1,533	4.000%, 05/01/14 – 08/01/18	1,559
606	4.500%, 10/01/18	620

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   101

JPMorgan Intermediate Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Mortgage Pass-Through Securities — Continued
717	5.000%, 12/01/17	743
173	5.500%, 06/01/17	181
253	6.000%, 04/01/18	265
1,335	6.500%, 05/01/17 – 04/01/18	1,400
117	7.000%, 08/01/10 – 09/01/12 (m)	122
57	7.500%, 08/01/09 – 10/01/14	58
12	8.500%, 01/01/10	12
	Federal Home Loan Mortgage Corp. Gold Pools, 20 Year, Single Family,
183	6.000%, 12/01/22	190
324	6.500%, 12/01/13 – 11/01/22	342
	Federal Home Loan Mortgage Corp. Gold Pools, 30 Year, Single Family,
1,337	5.500%, 07/01/35	1,374
793	6.000%, 01/01/34	824
87	7.000%, 04/01/22 – 04/01/26	92
64	7.500%, 08/01/25	68
78	8.000%, 07/01/20 – 11/01/24	83
205	8.500%, 07/01/28	224
	Federal Home Loan Mortgage Corp., 30 Year, Single Family,
33	12.000%, 08/01/15 – 07/01/19	36
	Federal National Mortgage Association,
536	ARM, 4.059%, 01/01/36	537
144	ARM, 4.446%, 09/01/27	143
388	ARM, 4.603%, 09/01/34	395
148	ARM, 4.625%, 03/01/29	148
1,343	ARM, 4.828%, 01/01/35	1,366
1,358	ARM, 5.409%, 06/01/36	1,395
31	ARM, 5.537%, 06/01/26	30
16	ARM, 5.855%, 08/01/19	17
	Federal National Mortgage Association, 15 Year, Single Family,
1,544	4.000%, 07/01/18	1,559
9,027	4.500%, 05/01/18 – 11/01/19	9,232
6,524	5.000%, 12/01/16 – 10/01/19	6,749
432	5.500%, 01/01/20	450
1,249	6.500%, 12/01/10 – 08/01/20	1,310
8	7.000%, 06/01/10	8
184	7.500%, 10/01/12	193
132	8.000%, 11/01/12	137
	Federal National Mortgage Association, 20 Year, Single Family,
752	6.500%, 04/01/25	792
49	ARM, 4.536%, 03/01/19	48
	Federal National Mortgage Association, 30 Year FHA/VA,
141	6.000%, 09/01/33	146
249	6.500%, 03/01/29	263
201	8.500%, 08/01/27 – 02/01/30	218
136	9.000%, 09/01/19 – 12/01/30	150
51	9.500%, 12/01/18	57
	Federal National Mortgage Association, 30 Year, Single Family,
556	5.000%, 11/01/33	568
1,169	5.500%, 12/01/33	1,208
1,337	6.000%, 12/01/32 – 09/01/33	1,388
489	6.500%, 08/01/31	517
230	7.000%, 07/01/25 – 08/01/32	245
140	7.500%, 11/01/22 – 05/01/25	150
463	8.000%, 03/01/21 – 11/01/28	494
75	8.500%, 07/01/24 – 06/01/25	81
5	9.000%, 04/01/26	6
27	10.000%, 02/01/24	30
32	12.500%, 01/01/16	36
	Federal National Mortgage Association, Other,
601	4.000%, 09/01/13	609
331	4.500%, 11/01/14	339
	Government National Mortgage Association II, 30 Year, Single Family,
493	6.000%, 03/20/28	512
101	7.500%, 02/20/28 – 09/20/28	109
278	8.000%, 12/20/25 – 10/20/28	299
154	8.500%, 03/20/25 – 05/20/25	166
	Government National Mortgage Association, 15 Year, Single Family,
302	6.000%, 10/15/17	318
—(h)	6.500%, 07/15/09	—	(h)
49	7.500%, 02/15/12 – 03/15/12	52
283	8.000%, 10/15/09 – 01/15/16	302
	Government National Mortgage Association, 30 Year, Single Family,
872	6.000%, 11/15/28	908
1,270	6.500%, 01/15/24 – 02/15/33	1,332
1,553	7.000%, 08/15/23 – 06/15/33	1,683
227	7.500%, 11/15/22 – 06/15/32	245
83	8.000%, 07/15/22 – 08/15/28	89
64	8.500%, 03/15/17 – 11/15/17	69
95	9.000%, 04/15/09 – 11/15/24	103
1,142	9.500%, 10/15/09 – 12/15/25	1,361

SEE NOTES TO FINANCIAL STATEMENTS.

102   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Mortgage Pass-Through Securities — Continued
74	12.000%, 11/15/19	85
	Total Mortgage Pass-Through Securities (Cost $45,493)	47,236
	Supranational — 0.0% (g)
160	Corp. Andina de Fomento, 5.200%, 05/21/13	141
80	Inter-American Development Bank, 8.400%, 09/01/09	82
	Total Supranational (Cost $240)	223
	U.S. Government Agency Securities — 1.3%
	Federal Home Loan Bank System,
4,928	4.720%, 09/20/12	5,058
798	6.210%, 06/02/09	809
	Federal National Mortgage Association,
1,190	5.500%, 03/15/11	1,284
957	6.125%, 03/15/12	1,073
2,672	6.250%, 02/01/11	2,822
	Total U.S. Government Agency Securities (Cost $10,608)	11,046
	U.S. Treasury Obligations — 13.7%
	U.S. Treasury Bonds,
1,300	8.750%, 05/15/17	1,810
200	9.250%, 02/15/16	279
7,327	11.750%, 11/15/14 (m)	7,872
	U.S. Treasury Bonds Coupon STRIPS,
6,848	02/15/11 (c)	6,706
239	02/15/12 (c)	227
550	05/15/12 (c)	522
399	08/15/12	374
4,625	11/15/12 (c)	4,304
7,976	02/15/13 (c)	7,356
1,596	08/15/13 (m)	1,456
15,773	02/15/14 (m)	13,975
8,184	05/15/14 (m)	7,151
15,798	08/15/14 (m)	13,661
6,437	11/15/14 (m)	5,496
300	02/15/15 (c)	253
4,500	05/15/15 (c)	3,737
498	08/15/15 (c)	412
8,048	11/15/15 (c)	6,552
18,889	02/15/16 (c)	14,973
3,478	05/15/16 (c)	2,720
2,445	08/15/16	1,877
4,500	05/15/17 (c)	3,361
590	08/15/17	435
475	11/15/17	346
	U.S. Treasury Bonds Principal STRIPS,
4,982	11/15/09 (c)	4,947
200	08/15/17 (c)	149
	U.S. Treasury Inflation Indexed Notes,
1,000	2.000%, 04/15/12	1,040
5,497	4.250%, 01/15/10	7,014
	Total U.S. Treasury Obligations (Cost $111,049)	119,005
	Total Long-Term Investments (Cost $867,787)	852,292

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 2.3%
	Investment Company — 2.3%
19,393	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.910% (b) (l) (Cost $19,393)	19,393

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE ($)
Investments of Cash Collateral for Securities on Loan — 4.0%
	Corporate Notes — 1.4%
3,500	BBVA Senior Finance S.A., (Spain), VAR, 2.149%, 03/12/10 (e)	3,432
3,000	General Electric Capital Corp., VAR, 0.400%, 03/12/10	2,876
3,500	Monumental Global Funding III, VAR, 1.299%, 05/24/10 (e)	3,274
3,000	Pricoa Global Funding I, VAR, 0.405%, 12/15/09 (e)	2,816
		12,398

SHARES	SECURITY DESCRIPTION	VALUE ($)
	Investment Company — 2.6%
22,512	JPMorgan Prime Money Market Fund, Capital Shares, 0.870% (b) (l)	22,512
	Total Investments of Cash Collateral for Securities on Loan (Cost $35,512)	34,910
	Total Investments — 104.6% (Cost $922,692)	906,595
	Liabilities in Excess of Other Assets — (4.6)%	(39,891)
	NET ASSETS — 100.0%	$866,704

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   103

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.3%
	Asset-Backed Securities — 0.6%
	AmeriCredit Automobile Receivables Trust,
915	Series 2005-BM, Class A4, VAR, 0.525%, 05/06/12	819
624	Series 2007-CM, Class A3B, VAR, 0.475%, 05/07/12	572
539	Bear Stearns Asset Backed Securities Trust, Series 2006-SD1, Class A, VAR, 0.844%, 04/25/36 (i)	338
449	Citigroup Mortgage Loan Trust, Inc., Series 2003-HE3, Class A, VAR, 0.854%, 12/25/33	340
247	Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB1, Class AF2, SUB, 5.236%, 01/25/36	200
200	First Franklin Mortgage Loan Asset Backed Certificates, Series 2006-FF17, Class A4, VAR, 0.574%, 12/25/36	141
500	Indymac Residential Asset Backed Trust, Series 2006-A, Class A3, VAR, 0.674%, 03/25/36	254
	Long Beach Mortgage Loan Trust,
500	Series 2006-8, Class 2A2, VAR, 0.564%, 09/25/36	227
1,252	Series 2006-WL2, Class 2A3, VAR, 0.674%, 01/25/36	839
138	MASTR Asset Backed Securities Trust, Series 2006-HE3, Class A1, VAR, 0.514%, 08/25/36	132
700	New Century Home Equity Loan Trust, Series 2003-5, Class AI6, SUB, 5.500%, 11/25/33	346
500	Renaissance Home Equity Loan Trust, Series 2007-2, Class AF2, SUB, 5.675%, 06/25/37	340
554	Residential Asset Mortgage Products, Inc., Series 2004-RS8, Class AI6, SUB, 4.980%, 08/25/34	381
1,622	Structured Asset Securities Corp., Series 2002-23XS, Class A7, SUB, 6.580%, 11/25/32	1,004
	Total Asset-Backed Securities (Cost $7,727)	5,933
	Collateralized Mortgage Obligations — 74.3%
	Agency CMO — 53.4%
	Federal Home Loan Mortgage Corp. REMICS,
56	Series 11, Class D, 9.500%, 07/15/19	60
26	Series 22, Class C, 9.500%, 04/15/20	27
34	Series 23, Class F, 9.600%, 04/15/20	36
26	Series 30, Class D, 9.500%, 02/15/20	28
1	Series 41, Class I, HB, 84.000%, 05/15/20	2
14	Series 47, Class F, 10.000%, 06/15/20	15
179	Series 77, Class H, 8.500%, 09/15/20	195
5	Series 81, Class A, 8.125%, 11/15/20	6
13	Series 84, Class F, 9.200%, 10/15/20	14
13	Series 99, Class Z, 9.500%, 01/15/21	14
—(h)	Series 180, Class J, HB, 1,010.000%, 09/15/21	—	(h)
—(h)	Series 186, Class I, HB, 1,009.500%, 08/15/21	1
—(h)	Series 189, Class K, HB, 1,009.500%, 10/15/21	1
—(h)	Series 204, Class E, HB, IF, 1,789.037%, 05/15/23	11
—(h)	Series 1045, Class G, HB, 1,066.209%, 02/15/21	3
8	Series 1065, Class J, 9.000%, 04/15/21	8
18	Series 1079, Class S, HB, IF, 32.300%, 05/15/21	23
—(h)	Series 1082, Class D, HB, 1,007.780%, 05/15/21	1
12	Series 1084, Class F, VAR, 1.450%, 05/15/21	12
8	Series 1084, Class S, HB, IF, 42.975%, 05/15/21	8
14	Series 1133, Class H, 7.000%, 09/15/21	15
28	Series 1144, Class KB, 8.500%, 09/15/21	28
—(h)	Series 1172, Class L, HB, VAR, 1,181.250%, 11/15/21	3
14	Series 1179, Class H, 7.500%, 11/15/21	15
1	Series 1196, Class B, HB, IF , 1,138.011%, 01/15/22	10
32	Series 1254, Class N, 8.000%, 04/15/22	32
80	Series 1343, Class LA, 8.000%, 08/15/22	88
40	Series 1343, Class LB, 7.500%, 08/15/22	40
142	Series 1374, Class Z, 7.000%, 10/15/22	148
40	Series 1395, Class G, 6.000%, 10/15/22	40
365	Series 1401, Class J, 7.000%, 10/15/22	393
481	Series 1466, Class PZ, 7.500%, 02/15/23	505
14	Series 1470, Class F, VAR, 3.757%, 02/15/23	14
16	Series 1505, Class QB, IF, 19.600%, 05/15/23	18
154	Series 1518, Class G, IF, 8.555%, 05/15/23	152
124	Series 1526, Class L, 6.500%, 06/15/23	131
20	Series 1540, Class IA, 7.000%, 06/15/13	20
173	Series 1541, Class O, VAR, 2.220%, 07/15/23	168
1,021	Series 1543, Class VM, 6.900%, 04/15/23	1,035
39	Series 1570, Class F, VAR, 4.257%, 08/15/23	39
97	Series 1570, Class SA, IF, 16.701%, 08/15/23	112
423	Series 1578, Class K, 6.900%, 09/15/23	446
48	Series 1578, Class V, IO, 7.000%, 09/15/23	6
940	Series 1591, Class PV, 6.250%, 10/15/23	992
259	Series 1596, Class D, 6.500%, 10/15/13	266

SEE NOTES TO FINANCIAL STATEMENTS.

104   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
15	Series 1602, Class SA, IF, 21.125%, 10/15/23	17
353	Series 1609, Class LG, IF, 16.250%, 11/15/23	380
107	Series 1611, Class JA, VAR, 1.625%, 08/15/23	107
1,423	Series 1628, Class LZ, 6.500%, 12/15/23	1,463
685	Series 1638, Class H, 6.500%, 12/15/23	738
1,036	Series 1644, Class K, 6.750%, 12/15/23	1,108
1,389	Series 1658, Class GZ, 7.000%, 01/15/24	1,469
6	Series 1671, Class QC, IF, 10.000%, 02/15/24	6
589	Series 1677, Class Z, 7.500%, 07/15/23	618
10	Series 1686, Class SH, VAR, 18.112%, 02/15/24	12
37	Series 1688, Class W, 7.250%, 03/15/14	39
518	Series 1695, Class EB, 7.000%, 03/15/24	541
—(h)	Series 1698, Class SC, IF, 12.651%, 03/15/09	—	(h)
69	Series 1699, Class FC, VAR, 1.100%, 03/15/24	67
68	Series 1745, Class D, 7.500%, 08/15/24	71
1,940	Series 1760, Class ZD, VAR, 2.060%, 02/15/24	1,947
231	Series 1798, Class F, 5.000%, 05/15/23	236
13	Series 1807, Class G, 9.000%, 10/15/20	14
1,663	Series 1813, Class I, PO, 11/15/23	1,414
6,430	Series 1813, Class J, IF, IO, 5.750%, 11/15/23	667
446	Series 1829, Class ZB, 6.500%, 03/15/26	473
32	Series 1844, Class E, 6.500%, 10/15/13	34
807	Series 1863, Class Z, 6.500%, 07/15/26	843
6	Series 1865, Class D, PO, 02/15/24	4
211	Series 1899, Class ZE, 8.000%, 09/15/26	213
192	Series 1963, Class Z, 7.500%, 01/15/27	198
52	Series 1985, Class PR, IO, 8.000%, 07/15/27	7
92	Series 1987, Class PE, 7.500%, 09/15/27	92
60	Series 2025, Class PE, 6.300%, 01/15/13	61
791	Series 2033, Class J, 5.600%, 06/15/23	831
45	Series 2033, Class SN, IF, IO, 19.051%, 03/15/24	23
59	Series 2038, Class PN, IO, 7.000%, 03/15/28	7
456	Series 2040, Class PE, 7.500%, 03/15/28	467
70	Series 2042, Class T, 7.000%, 03/15/28	74
276	Series 2055, Class OE, 6.500%, 05/15/13	287
229	Series 2060, Class Z, 6.500%, 05/15/28	240
612	Series 2061, Class DC, IO, 6.500%, 06/15/28	79
25,013	Series 2065, Class PX, IO, 0.750%, 08/17/27	493
1,367	Series 2075, Class PH, 6.500%, 08/15/28	1,443
435	Series 2086, Class GB, 6.000%, 09/15/28	457
87	Series 2089, Class PJ, IO, 7.000%, 10/15/28	12
1,019	Series 2102, Class TC, 6.000%, 12/15/13 (m)	1,063
651	Series 2102, Class TU, 6.000%, 12/15/13 (m)	680
1,260	Series 2110, Class PG, 6.000%, 01/15/29	1,326
846	Series 2111, Class SB, IF, IO, 7.045%, 01/15/29	82
605	Series 2115, Class PE, 6.000%, 01/15/14	631
444	Series 2125, Class JZ, 6.000%, 02/15/29	465
151	Series 2132, Class SB, IF, 28.763%, 03/15/29	182
226	Series 2132, Class ZL, 6.500%, 03/15/29	240
25	Series 2135, Class UK, IO, 6.500%, 03/15/14	2
29	Series 2141, Class IO, IO, 7.000%, 04/15/29	4
67	Series 2163, Class PC, IO, 7.500%, 06/15/29	10
154	Series 2178, Class PB, 7.000%, 08/15/29	163
52	Series 2189, Class SA, IF, 17.431%, 02/15/28	54
226	Series 2201, Class C, 8.000%, 11/15/29	240
683	Series 2209, Class TC, 8.000%, 01/15/30	718
320	Series 2210, Class Z, 8.000%, 01/15/30	342
140	Series 2224, Class CB, 8.000%, 03/15/30	146
80	Series 2247, Class Z, 7.500%, 08/15/30	88
317	Series 2254, Class Z, 9.000%, 09/15/30	321
379	Series 2256, Class MC, 7.250%, 09/15/30	397
643	Series 2259, Class ZM, 7.000%, 10/15/30	674
680	Series 2271, Class PC, 7.250%, 12/15/30	697
518	Series 2283, Class K, 6.500%, 12/15/23	556
229	Series 2296, Class PD, 7.000%, 03/15/31	240
560	Series 2301, Class PA, 6.000%, 10/15/13	583
1,031	Series 2303, Class ZN, 8.500%, 04/15/29	1,107
101	Series 2306, Class K, PO, 05/15/24	90
253	Series 2306, Class SE, IF, IO, 8.040%, 05/15/24	31
351	Series 2323, Class VO, 6.000%, 10/15/22	353
1,296	Series 2344, Class QG, 6.000%, 08/15/16	1,356
1,859	Series 2344, Class ZD, 6.500%, 08/15/31	1,975
195	Series 2344, Class ZJ, 6.500%, 08/15/31	207
146	Series 2345, Class NE, 6.500%, 08/15/31	154
476	Series 2347, Class VP, 6.500%, 03/15/20	502
476	Series 2353, Class TD, 6.000%, 09/15/16	502
461	Series 2355, Class BP, 6.000%, 09/15/16	485
377	Series 2358, Class PD, 6.000%, 09/15/16	396
756	Series 2359, Class PM, 6.000%, 09/15/16	794
485	Series 2359, Class ZB, 8.500%, 06/15/31	524
865	Series 2360, Class PG, 6.000%, 09/15/16	904
266	Series 2363, Class PF, 6.000%, 09/15/16	279
470	Series 2366, Class MD, 6.000%, 10/15/16	489
131	Series 2368, Class AS, IF, 19.747%, 10/15/31	148
344	Series 2368, Class TG, 6.000%, 10/15/16	362
149	Series 2372, Class F, VAR, 0.955%, 10/15/31	148

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   105

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
151	Series 2383, Class FD, VAR, 0.955%, 11/15/31	144
269	Series 2388, Class UZ, 8.500%, 06/15/31	296
5	Series 2389, Class VA, 6.000%, 02/15/11	5
2,332	Series 2391, Class QR, 5.500%, 12/15/16	2,429
286	Series 2392, Class PV, 6.000%, 12/15/20	288
215	Series 2394, Class MC, 6.000%, 12/15/16	226
757	Series 2399, Class TH, 6.500%, 01/15/32	803
388	Series 2410, Class OE, 6.375%, 02/15/32	410
592	Series 2410, Class QS, IF, 18.317%, 02/15/32	560
256	Series 2410, Class QX, IF, IO, 8.195%, 02/15/32	28
401	Series 2423, Class MC, 7.000%, 03/15/32	430
475	Series 2423, Class MT, 7.000%, 03/15/32	510
562	Series 2425, Class OB, 6.000%, 03/15/17	592
660	Series 2434, Class TC, 7.000%, 04/15/32	709
1,159	Series 2436, Class MC, 7.000%, 04/15/32	1,245
350	Series 2444, Class ES, IF, IO, 7.495%, 03/15/32	33
356	Series 2450, Class GZ, 7.000%, 05/15/32	373
397	Series 2450, Class SW, IF, IO, 7.545%, 03/15/32	39
1,244	Series 2458, Class QE, 5.500%, 06/15/17	1,295
1,158	Series 2460, Class VZ, 6.000%, 11/15/29	1,189
861	Series 2462, Class NB, 6.500%, 06/15/22	932
104	Series 2470, Class SL, IF, 9.000%, 01/15/27	114
861	Series 2474, Class SJ, IF, IO, 7.195%, 07/15/17	78
332	Series 2480, Class PV, 6.000%, 07/15/11	343
8,194	Series 2494, Class SX, IO, 6.545%, 02/15/32	635
329	Series 2498, Class UD, 5.500%, 06/15/16	332
795	Series 2513, Class YO, PO, 02/15/32	724
1,312	Series 2515, Class DE, 4.000%, 03/15/32	1,321
146	Series 2517, Class SE, IF, 15.113%, 10/15/09	150
224	Series 2519, Class BT, 8.500%, 09/15/31	238
777	Series 2527, Class VU, 5.500%, 10/15/13	796
1,036	Series 2533, Class HB, 5.500%, 12/15/17	1,084
782	Series 2535, Class BK, 5.500%, 12/15/22	817
265	Series 2541, Class GX, 5.500%, 02/15/17	270
1,355	Series 2549, Class ZG, 5.000%, 01/15/18	1,336
1,194	Series 2553, Class GF, VAR, 0.855%, 02/15/17	1,182
306	Series 2557, Class WJ, 5.000%, 07/15/14	308
531	Series 2565, Class MB, 6.000%, 05/15/30	545
262	Series 2571, Class SK, HB, IF, 32.538%, 09/15/23	351
2,218	Series 2586, Class WI, IO, 6.500%, 03/15/33	285
5,000	Series 2590, Class IP, IO, 5.500%, 08/15/31	563
3,312	Series 2591, Class WI, IO, 5.500%, 02/15/30	218
1,615	Series 2594, Class VA, 6.000%, 03/15/14	1,649
466	Series 2594, Class VP, 6.000%, 02/15/14	473
818	Series 2597, Class DS, IF, IO, 7.095%, 02/15/33	54
1,258	Series 2599, Class DS, IF, IO, 6.545%, 02/15/33	89
1,176	Series 2610, Class DS, IF, IO, 6.645%, 03/15/33	92
2,643	Series 2611, Class SH, IF, IO, 7.195%, 10/15/21	227
1,036	Series 2611, Class UH, 4.500%, 05/15/18	1,047
2,330	Series 2617, Class GR, 4.500%, 05/15/18	2,358
369	Series 2624, Class IU, IO, 5.000%, 06/15/33	30
6,081	Series 2626, Class NS, IF, IO, 6.095%, 06/15/23	493
2,071	Series 2631, Class LC, 4.500%, 06/15/18	2,100
1,724	Series 2637, Class SA, IF, IO, 5.645%, 06/15/18	147
491	Series 2640, Class UG, IO, 5.000%, 01/15/32	78
3,572	Series 2640, Class UP, IO, 5.000%, 01/15/32	335
519	Series 2640, Class UR, IO, 4.500%, 08/15/17	29
4,748	Series 2641, Class WI, IO, 5.000%, 01/15/33	441
322	Series 2643, Class HI, IO, 4.500%, 12/15/16	17
1,000	Series 2649, Class IG, IO, 5.000%, 11/15/31	188
2,203	Series 2650, Class PO, PO, 12/15/32	1,820
3,594	Series 2650, Class SO, PO, 12/15/32	2,964
782	Series 2656, Class SH, IF, 20.235%, 02/15/25	847
1,000	Series 2657, Class MD, 5.000%, 12/15/20	1,027
391	Series 2663, Class EO, PO, 08/15/33	315
361	Series 2668, Class S, IF, 11.090%, 09/15/33	306
2,916	Series 2668, Class SB, IF, 6.795%, 10/15/15	2,900
1,036	Series 2672, Class ME, 5.000%, 11/15/22	1,059
509	Series 2672, Class SJ, IF, 6.751%, 09/15/16	499
6,732	Series 2675, Class CK, 4.000%, 09/15/18 (m)	6,666
1,255	Series 2682, Class YS, IF, 8.381%, 10/15/33	1,013
165	Series 2683, Class VA, 5.500%, 02/15/21	169
11,562	Series 2684, Class PO, PO, 01/15/33	8,658
1,346	Series 2684, Class TO, PO, 10/15/33	971
2,781	Series 2686, Class GB, 5.000%, 05/15/20	2,837
1,627	Series 2686, Class NS, IF, IO, 7.145%, 10/15/21	143
955	Series 2691, Class WS, IF, 8.317%, 10/15/33	716
1,006	Series 2692, Class SC, IF, 12.377%, 07/15/33	956
262	Series 2694, Class BA, 4.000%, 06/15/31	261
866	Series 2696, Class SM, IF, 13.290%, 12/15/26	888

SEE NOTES TO FINANCIAL STATEMENTS.

106   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
1,554	Series 2702, Class PC, 5.000%, 01/15/23	1,582
558	Series 2705, Class SC, IF, 8.317%, 11/15/33	433
1,320	Series 2705, Class SD, IF, 8.415%, 11/15/33	1,171
2,589	Series 2715, Class OG, 5.000%, 01/15/23	2,628
3,679	Series 2716, Class UN, 4.500%, 12/15/23	3,628
2,071	Series 2720, Class PC, 5.000%, 12/15/23	2,118
73	Series 2721, Class PI, IO, 5.000%, 05/15/16	—	(h)
3,108	Series 2727, Class BS, IF, 8.393%, 01/15/34	2,423
104	Series 2727, Class PO, PO, 01/15/34	85
46	Series 2733, Class GF, VAR, 0.000%, 09/15/33	40
402	Series 2739, Class S, IF, 11.090%, 01/15/34	333
574	Series 2744, Class FE, VAR, 0.000%, 02/15/34	434
3,518	Series 2744, Class PD, 5.500%, 08/15/33	3,604
400	Series 2744, Class QO, PO, 02/15/34	343
2,071	Series 2744, Class TU, 5.500%, 05/15/32	2,109
439	Series 2753, Class S, IF, 11.090%, 02/15/34	360
4,604	Series 2755, Class PA, PO, 02/15/29	4,131
803	Series 2755, Class SA, IF, 13.290%, 05/15/30	807
651	Series 2756, Class NA, 5.000%, 02/15/24	662
1,776	Series 2760, Class IB, IO, 5.000%, 11/15/27	79
603	Series 2762, Class LO, PO, 03/15/34	491
685	Series 2764, Class OE, 4.500%, 03/15/19	697
309	Series 2769, Class PO, PO, 03/15/34	256
266	Series 2774, Class QO, PO, 04/15/34	215
1,160	Series 2776, Class SK, IF, 8.393%, 04/15/34	924
207	Series 2777, Class DV, 6.500%, 11/15/17	219
601	Series 2777, Class SX, IF, 11.352%, 04/15/34	504
243	Series 2778, Class BS, IF, 14.612%, 04/15/34	233
2,000	Series 2780, Class BE, 4.500%, 04/15/19	2,027
1,944	Series 2780, Class JG, 4.500%, 04/15/19	1,946
1,678	Series 2780, Class YC, 5.000%, 04/15/19	1,738
547	Series 2801, Class BS, IF, 13.190%, 05/15/34	544
1,186	Series 2812, Class AB, 4.500%, 10/15/18	1,208
2,058	Series 2812, Class EL, 7.500%, 02/15/27	2,132
485	Series 2827, Class NT, IF, 8.000%, 01/15/22	465
1,804	Series 2827, Class PS, IF, IO, 6.845%, 04/15/28	34
371	Series 2827, Class SQ, IF, 7.500%, 01/15/19	337
994	Series 2835, Class QO, PO, 12/15/32	790
517	Series 2838, Class FQ, VAR, 0.905%, 08/15/34	505
330	Series 2841, Class YA, 5.500%, 07/15/27	335
531	Series 2846, Class PO, PO, 08/15/34	483
541	Series 2863, Class JA, 4.500%, 09/15/19	542
1,370	Series 2864, Class GB, 4.000%, 09/15/19	1,354
1,771	Series 2911, Class BU, 5.000%, 09/15/23	1,786
5,228	Series 2934, Class EC, PO, 02/15/20	4,783
779	Series 2934, Class EN, PO, 02/15/18	738
5,438	Series 2934, Class HI, IO, 5.000%, 02/15/20	595
3,630	Series 2934, Class KI, IO, 5.000%, 02/15/20	388
1,608	Series 2945, Class SA, IF, 11.475%, 03/15/20	1,578
1,518	Series 2967, Class JI, IO, 5.000%, 04/15/20	157
691	Series 2967, Class S, IF, 31.322%, 04/15/25	825
1,031	Series 2971, Class GB, 5.000%, 11/15/16	1,061
685	Series 2971, Class GC, 5.000%, 07/15/18	703
271	Series 2975, Class KO, PO, 05/15/35	241
894	Series 2989, Class PO, PO, 06/15/23	784
339	Series 2996, Class FD, VAR, 0.705%, 06/15/35	325
1,000	Series 2999, Class NC, 4.500%, 12/15/18	1,013
499	Series 3000, Class JF, VAR, 0.855%, 04/15/35	491
2,537	Series 3047, Class OB, 5.500%, 12/15/33	2,634
236	Series 3063, Class ST, SUB, 11/15/35	219
4,476	Series 3068, Class QB, 4.500%, 06/15/20	4,546
2,487	Series 3100, Class MA, VAR, 7.324%, 12/15/35 (i)	2,315
529	Series 3101, Class EA, 6.000%, 06/15/20	529
1,498	Series 3117, Class EO, PO, 02/15/36	1,217
1,757	Series 3117, Class OK, PO, 02/15/36	1,426
1,893	Series 3118, Class DM, 5.000%, 02/15/24	1,861
74	Series 3122, Class ZB, 6.000%, 03/15/36	74
312	Series 3134, Class PO, PO, 03/15/36	269
1,444	Series 3138, Class PO, PO, 04/15/36	1,251
721	Series 3149, Class SO, PO, 05/15/36	642
1,919	Series 3150, Class PO, PO, 05/15/36	1,569
1,591	Series 3152, Class MO, PO, 03/15/36	1,284
822	Series 3158, Class LX, VAR, 0.000%, 05/15/36	726
1,000	Series 3162, Class OB, 6.000%, 11/15/30	1,046
336	Series 3164, Class CF, VAR, 04/15/33	295
1,314	Series 3171, Class MO, PO, 06/15/36	1,181
1,045	Series 3174, Class PX, 5.000%, 06/15/17	1,085
2,101	Series 3179, Class OA, PO, 07/15/36	1,718
772	Series 3184, Class OA, PO, 02/15/33	702
696	Series 3189, Class SN, IF, 17.469%, 11/15/35	722
747	Series 3193, Class FD, VAR, 1.305%, 07/15/36	744
1,480	Series 3195, Class PD, 6.500%, 07/15/36	1,585
3,211	Series 3232, Class ST, IF, IO, 6.245%, 10/15/36	232
3,568	Series 3253, Class PO, PO, 12/15/21	3,303
2,039	Series 3260, Class CS, IF, IO, 5.685%, 01/15/37	165
1,820	Series 3274, Class JO, PO, 02/15/37	1,588

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   107

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
1,138	Series 3275, Class FL, VAR, 0.895%, 02/15/37	1,112
5,198	Series 3290, Class SB, IF, IO, 5.995%, 03/15/37	376
4,000	Series 3299, Class KB, 5.000%, 08/15/29	4,126
—(h)	Series 3318, Class EO, PO, 05/15/37	—	(h)
3,000	Series 3334, Class MC, 5.000%, 04/15/33	3,052
8,629	Series 3342, Class HI, IF, IO, 5.545%, 07/15/37	387
807	Series 3356, Class PA, 6.000%, 11/15/26	826
864	Series 3371, Class FA, 1.055%, 09/15/37	848
2,809	Series 3422, Class LI, IO, 5.000%, 02/15/23	317
18,177	Series 3430, Class AI, IO, 1.417%, 09/15/12	280
4,773	Series 3481, Class SJ, IF, IO, 5.395%, 08/15/38	306
9,823	Series 3505, Class SA, IF, IO, 5.545%, 01/15/39	634
5,000	Series 3511, Class IO, IO, 5.000%, 12/15/21	630
2,213	Series R012, Class AI, IO, 5.500%, 12/15/20	189
	Federal Home Loan Mortgage Corp. STRIPS,
5	Series 1, Class B, IO, 8.000%, 10/15/18	1
2	Series 16, Class B, IO, 10.000%, 06/01/20	—	(h)
24	Series 134, Class B, IO, 9.000%, 04/01/22	5
5,049	Series 233, Class 11, IO, 5.000%, 09/15/35	621
2,847	Series 233, Class 12, IO, 5.000%, 09/15/35	354
2,636	Series 243, Class 16, IO, 4.500%, 11/15/20	299
4,188	Series 243, Class 17, IO, 4.500%, 12/15/20	463
	Federal Home Loan Mortgage Corp. Structured Pass-Through Securities,
562	Series T-41, Class 3A, VAR, 7.500%, 07/25/32 (m)	594
126	Series T-51, Class 1A, VAR, 6.500%, 09/25/43	131
152	Series T-51, Class 2A, VAR, 7.500%, 08/25/42	160
1,235	Series T-54, Class 2A, 6.500%, 02/25/43	1,266
350	Series T-54, Class 3A, 7.000%, 02/25/43	362
326	Series T-58, Class A, PO, 09/25/43	256
323	Series T-59, Class 1AP, PO, 10/25/43	262
	Federal National Mortgage Association Grantor Trust,
70	Series 2001-T10, Class PO, PO, 12/25/41	62
1,999	Series 2004-T1, Class 1A1, 6.000%, 01/25/44	2,039
	Federal National Mortgage Association REMICS,
117	Series 1988-7, Class Z, 9.250%, 04/25/18	127
6	Series 1988-11, Class D, PO, 05/25/18	6
669	Series 1988-21, Class G, 9.500%, 08/25/18	740
6	Series 1988-29, Class B, 9.500%, 12/25/18	6
10	Series 1989-19, Class A, 10.300%, 04/25/19	11
9	Series 1989-21, Class G, 10.450%, 04/25/19	10
27	Series 1989-27, Class Y, 6.900%, 06/25/19	28
27	Series 1989-70, Class G, 8.000%, 10/25/19	30
13	Series 1989-78, Class H, 9.400%, 11/25/19	14
13	Series 1989-89, Class H, 9.000%, 11/25/19	13
9	Series 1990-60, Class K, 5.500%, 06/25/20	10
10	Series 1990-93, Class G, 5.500%, 08/25/20	10
—(h)	Series 1990-95, Class J, HB, 1,118.040%, 08/25/20	7
54	Series 1990-102, Class J, 6.500%, 08/25/20	57
7	Series 1990-134, Class SC, IF, 20.850%, 11/25/20	9
1	Series 1990-140, Class K, HB, IO, 652.145%, 12/25/20	8
—(h)	Series 1991-7, Class K, HB, IO, 908.500%, 02/25/21	2
573	Series 1991-44, Class G, 8.500%, 05/25/21	627
—(h)	Series 1991-60, Class PM, HB, 1,009.000%, 06/25/21	3
65	Series 1992-7, Class Q, 8.000%, 01/25/18	65
21	Series 1992-38, Class Z, 7.500%, 02/25/22	21
87	Series 1992-73, Class H, 7.500%, 05/25/22	90
21	Series 1992-101, Class J, 7.500%, 06/25/22	22
438	Series 1992-188, Class PZ, 7.500%, 10/25/22	463
468	Series 1993-25, Class J, 7.500%, 03/25/23	512
207	Series 1993-27, Class S, IF, 9.001%, 02/25/23	197
93	Series 1993-31, Class K, 7.500%, 03/25/23	97
911	Series 1993-54, Class Z, 7.000%, 04/25/23	983
49	Series 1993-62, Class SA, IF, 14.100%, 04/25/23	55
46	Series 1993-97, Class FA, VAR, 1.750%, 05/25/23	46
22	Series 1993-108, Class D, PO, 02/25/23	20
113	Series 1993-162, Class F, VAR, 1.450%, 08/25/23	113
18	Series 1993-165, Class SD, IF, 9.006%, 09/25/23	18
247	Series 1993-167, Class GA, 7.000%, 09/25/23	255
179	Series 1993-179, Class SB, IF, 17.688%, 10/25/23	208
8	Series 1993-204, Class PE, IO, 6.500%, 05/25/23	—	(h)
332	Series 1993-220, Class SG, IF, 15.000%, 11/25/13	349
84	Series 1993-225, Class SG, HB, IF, 25.405%, 12/25/13	98
35	Series 1993-228, Class G, PO, 09/25/23	28
23	Series 1993-230, Class FA, VAR, 1.100%, 12/25/23	23

SEE NOTES TO FINANCIAL STATEMENTS.

108   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
657	Series 1993-250, Class Z, 7.000%, 12/25/23	693
283	Series 1993-257, Class C, PO, 06/25/23	258
2,100	Series 1994-26, Class J, PO 01/25/24	1,689
2	Series 1994-34, Class DZ, 6.000%, 03/25/09	2
291	Series 1994-37, Class L, 6.500%, 03/25/24	304
64	Series 1995-2, Class Z, 8.500%, 01/25/25	69
611	Series 1996-14, Class SE, IF, IO, 8.190%, 08/25/23	74
25	Series 1996-59, Class J, 6.500%, 08/25/22	27
186	Series 1997-20, Class IO, IO, VAR, 1.840%, 03/25/27	6
46	Series 1997-24, Class Z, 8.000%, 04/18/27	51
44	Series 1997-27, Class J, 7.500%, 04/18/27	46
45	Series 1997-81, Class PI, IO, 7.000%, 12/18/27	6
162	Series 1998-36, Class J, 6.000%, 07/18/28	165
1,005	Series 1998-36, Class ZB, 6.000%, 07/18/28	1,027
375	Series 1998-43, Class SA, IF, IO, 17.680%, 04/25/23	118
290	Series 1999-57, Class Z, 7.500%, 12/25/19	319
290	Series 1999-62, Class PB, 7.500%, 12/18/29	316
44	Series 2000-52, Class IO, IO, 8.500%, 01/25/31	6
1,977	Series 2001-4, Class ZA, 6.500%, 03/25/31	2,100
305	Series 2001-5, Class OW, 6.000%, 03/25/16	317
280	Series 2001-7, Class PF, 7.000%, 03/25/31	301
1,067	Series 2001-31, Class VD, 6.000%, 05/25/31	1,100
589	Series 2001-33, Class ID, IO, 6.000%, 07/25/31	87
509	Series 2001-36, Class DE, 7.000%, 08/25/31	547
285	Series 2001-44, Class PD, 7.000%, 09/25/31	307
539	Series 2001-44, Class PU, 7.000%, 09/25/31	579
35	Series 2001-49, Class DQ, 6.000%, 11/25/15	36
966	Series 2001-49, Class LZ, 8.500%, 07/25/31	1,064
408	Series 2001-52, Class XN, 6.500%, 11/25/15	432
1,364	Series 2001-61, Class Z, 7.000%, 11/25/31	1,467
743	Series 2001-71, Class QE, 6.000%, 12/25/16	780
428	Series 2001-72, Class SX, IF, 16.362%, 12/25/31	446
385	Series 2001-74, Class MB, 6.000%, 12/25/16	407
363	Series 2002-1, Class HC, 6.500%, 02/25/22	389
170	Series 2002-1, Class SA, IF, 23.648%, 02/25/32	209
290	Series 2002-1, Class UD, IF, 22.750%, 12/25/23	350
845	Series 2002-3, Class PG, 5.500%, 02/25/17	879
3	Series 2002-8, Class SR, IF, 15.678%, 03/25/09	3
314	Series 2002-9, Class ST, IF, 18.183%, 03/25/17	350
2,071	Series 2002-11, Class QG, 5.500%, 03/25/17	2,165
1,690	Series 2002-13, Class SJ, IF, IO, 1.600%, 03/25/32	65
115	Series 2002-13, Class ST, IF, 10.000%, 03/25/32	127
4,661	Series 2002-18, Class PC, 5.500%, 04/25/17	4,813
784	Series 2002-19, Class PE, 6.000%, 04/25/17	824
235	Series 2002-37, Class Z, 6.500%, 06/25/32	250
3,000	Series 2002-42, Class C, 6.000%, 07/25/17	3,182
1,554	Series 2002-55, Class QE, 5.500%, 09/25/17	1,617
5,127	Series 2002-56, Class UC, 5.500%, 09/25/17 (m)	5,339
99	Series 2002-59, Class AC, 6.000%, 03/25/28	99
970	Series 2002-62, Class ZE, 5.500%, 11/25/17	1,005
980	Series 2002-63, Class KC, 5.000%, 10/25/17	1,005
932	Series 2002-63, Class LB, 5.500%, 10/25/17	971
2,500	Series 2002-71, Class KM, 5.000%, 11/25/17	2,556
212	Series 2002-73, Class S, IF, 15.066%, 11/25/09	219
2,071	Series 2002-74, Class LD, 5.000%, 01/25/16	2,095
1,354	Series 2002-74, Class PD, 5.000%, 11/25/15	1,365
712	Series 2002-74, Class VB, 6.000%, 11/25/31	720
910	Series 2002-77, Class S, IF, 13.615%, 12/25/32	874
73	Series 2002-91, Class UH, IO, 5.500%, 06/25/22	6
476	Series 2003-8, Class SB, IF, IO, 7.176%, 03/25/16	17
3,986	Series 2003-14, Class TI, IO, 5.000%, 03/25/33	439
1,036	Series 2003-22, Class UD, 4.000%, 04/25/33	929
1,989	Series 2003-23, Class CS, IF, IO, 7.626%, 05/25/31	178
1,036	Series 2003-27, Class DW, 4.500%, 04/25/17	1,052
6,666	Series 2003-33, Class IA, IO, 6.500%, 05/25/33	883
347	Series 2003-39, Class IO, IO, VAR, 6.000%, 05/25/33	43
2,408	Series 2003-41, Class PE, 5.500%, 05/25/23	2,511
5,514	Series 2003-44, Class IU, IO, 7.000%, 06/25/33	662
7,158	Series 2003-45, Class AI, IO, 5.500%, 05/25/33	447

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   109

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
242	Series 2003-52, Class SX, IF, 21.529%, 10/25/31	272
799	Series 2003-60, Class NJ, 5.000%, 07/25/21	808
635	Series 2003-65, Class CI, IO, 4.500%, 03/25/15	16
290	Series 2003-67, Class VQ, 7.000%, 01/25/19	289
1,306	Series 2003-68, Class QP, 3.000%, 07/25/22	1,278
3,182	Series 2003-72, Class IE, IO, 5.500%, 08/25/33	408
438	Series 2003-73, Class GA, 3.500%, 05/25/31	432
1,588	Series 2003-73, Class HF, VAR, 0.924%, 01/25/31	1,561
720	Series 2003-73, Class PB, 4.500%, 08/25/18	725
210	Series 2003-74, Class SH, IF, 9.317%, 08/25/33	179
2,285	Series 2003-76, Class SH, IF, 13.253%, 09/25/31	2,285
183	Series 2003-79, Class NM, 4.000%, 05/25/22	183
5,817	Series 2003-80, Class SY, IF, IO, 7.176%, 06/25/23	624
1,036	Series 2003-81, Class LC, 4.500%, 09/25/18	1,052
3,001	Series 2003-83, Class PG, 5.000%, 06/25/23	3,046
518	Series 2003-86, Class PX, 4.500%, 02/25/17	529
530	Series 2003-91, Class SD, IF, 11.710%, 09/25/33	495
274	Series 2003-92, Class SH, IF, 8.905%, 09/25/18	254
368	Series 2003-106, Class PO, PO, 08/25/17	341
1,295	Series 2003-106, Class US, IF, 8.364%, 11/25/23	1,033
685	Series 2003-106, Class WE, IF, 4.500%, 11/25/22	693
935	Series 2003-113, Class PC, 4.000%, 03/25/15	941
2,795	Series 2003-116, Class SB, IF, IO, 7.126%, 11/25/33	271
2,739	Series 2003-117, Class JB, 3.500%, 06/25/33	2,587
777	Series 2003-122, Class TE, 5.000%, 12/25/22	793
1,036	Series 2003-128, Class KE, 4.500%, 01/25/14	1,058
1,037	Series 2003-130, Class SX, IF, 10.809%, 01/25/34	986
762	Series 2003-132, Class OA, PO, 08/25/33	665
753	Series 2004-1, Class DL, 4.500%, 02/25/18	760
2,135	Series 2004-4, Class QI, IF, IO, 6.626%, 06/25/33	185
534	Series 2004-4, Class QM, IF, 13.252%, 06/25/33	533
1,316	Series 2004-10, Class SC, HB, IF, 26.705%, 02/25/34	1,542
1,162	Series 2004-14, Class SD, IF, 8.364%, 03/25/34	940
1,430	Series 2004-21, Class CO, PO, 04/25/34	1,083
926	Series 2004-22, Class A, 4.000%, 04/25/19	908
1,036	Series 2004-25, Class PB, 5.500%, 05/25/32	1,078
777	Series 2004-25, Class PC, 5.500%, 01/25/34	808
1,865	Series 2004-25, Class SA, IF, 18.222%, 04/25/34	2,046
1,370	Series 2004-27, Class HB, 4.000%, 05/25/19	1,346
777	Series 2004-36, Class PB, 5.500%, 05/25/32	816
1,245	Series 2004-36, Class SA, IF, 18.222%, 05/25/34	1,290
413	Series 2004-36, Class SN, IF, 13.252%, 07/25/33	396
4,440	Series 2004-46, Class HS, IF, IO, 5.526%, 05/25/30	277
729	Series 2004-46, Class QB, IF, 22.105%, 05/25/34	792
551	Series 2004-46, Class SK, IF, 15.197%, 05/25/34	551
378	Series 2004-51, Class SY, IF, 13.292%, 07/25/34	365
1,554	Series 2004-53, Class NC, 5.500%, 07/25/24	1,614
1,741	Series 2004-59, Class BG, PO, 12/25/32	1,366
287	Series 2004-61, Class SK, IF, 8.500%, 11/25/32	300
1,218	Series 2004-92, Class JO, PO, 12/25/34	1,168
830	Series 2005-13, Class FL, VAR, 0.874%, 03/25/35	798
535	Series 2005-15, Class MO, PO, 03/25/35	449
577	Series 2005-47, Class AN, 5.000%, 12/25/16	587
1,227	Series 2005-52, Class PA, 6.500%, 06/25/35	1,287
3,835	Series 2005-56, Class S, IF, IO, 6.236%, 07/25/35	298
718	Series 2005-58, Class PO, PO, 07/25/35	606
812	Series 2005-66, Class SG, IF, 16.191%, 07/25/35	821
6,120	Series 2005-66, IF, IO, Class SV, 6.276%, 07/25/35	531
1,027	Series 2005-68, Class BC, 5.250%, 06/25/35	987
3,178	Series 2005-68, Class PG, 5.500%, 08/25/35	3,302
901	Series 2005-70, Class KI, IO, 5.500%, 08/25/35	109
703	Series 2005-73, Class PS, IF, 15.516%, 08/25/35	720

SEE NOTES TO FINANCIAL STATEMENTS.

110   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
2,955	Series 2005-84, Class XM, 5.750%, 10/25/35	3,096
1,324	Series 2005-90, Class AO 10/25/35	1,084
777	Series 2005-103, Class SC, IF, 10.388%, 07/25/35	645
2,500	Series 2005-109, Class PB, 6.000%, 01/25/34	2,615
4,408	Series 2005-110, Class GJ, 5.500%, 11/25/30	4,559
2,739	Series 2005-110, Class GK, 5.500%, 08/25/34	2,830
2,397	Series 2005-110, Class MN, 5.500%, 06/25/35	2,482
1,920	Series 2005-116, Class PB, 6.000%, 04/25/34	2,014
4,500	Series 2005-118, Class ME, 6.000%, 01/25/32	4,707
6,000	Series 2005-118, Class PN, 6.000%, 01/25/32	6,305
467	Series 2006-12, Class PA, 5.500%, 03/25/25	475
1,449	Series 2006-15, Class OT, PO, 01/25/36	1,300
1,127	Series 2006-23, Class KO, PO, 04/25/36	935
2,054	Series 2006-39, Class WC, 5.500%, 01/25/36	2,108
1,433	Series 2006-42, Class CF, VAR, 0.924%, 06/25/36	1,344
2,420	Series 2006-44, Class GO, PO, 06/25/36	1,920
7,035	Series 2006-44, Class P, PO, 12/25/33	5,444
1,712	Series 2006-46, Class UC, 5.500%, 12/25/35	1,758
1,467	Series 2006-50, Class JO, PO, 06/25/36	1,129
2,470	Series 2006-50, Class PS, PO, 06/25/36	1,975
6,325	Series 2006-53, Class US, IO, IF, 6.106%, 06/25/36	548
1,112	Series 2006-58, Class AP, PO, 07/25/36	926
1,574	Series 2006-58, Class FL, VAR, 0.934%, 07/25/36	1,493
2,497	Series 2006-58, Class PO, PO, 07/25/36	1,997
3,929	Series 2006-59, Class QO, PO, 01/25/33	3,148
1,000	Series 2006-65, Class QO, PO, 07/25/36	803
1,794	Series 2006-72, Class GO, PO, 08/25/36	1,362
1,316	Series 2006-72, Class HO, PO, 08/25/26	1,092
1,618	Series 2006-72, Class TO, PO, 08/25/36	1,334
6,848	Series 2006-77, Class PC, 6.500%, 08/25/36	7,377
1,466	Series 2006-90, Class AO, PO, 09/25/36	1,138
498	Series 2006-94, Class GK, IF, 30.881%, 10/25/26	584
1,853	Series 2006-110, Class PO, PO, 11/25/36	1,448
901	Series 2006-111, Class EO, PO, 11/25/36	756
1,730	Series 2006-115, Class OK, PO, 12/25/36	1,432
1,970	Series 2006-119, Class PO, PO, 12/25/36	1,576
3,000	Series 2006-120, Class IO, IO, 6.500%, 12/25/36	425
447	Series 2006-123, Class FD, VAR, 0.974%, 01/25/37	425
2,968	Series 2006-126, Class AO, PO, 01/25/37	2,680
4,878	Series 2006-130, Class GI, IO, 6.500%, 07/25/32	670
5,941	Series 2007-7, Class SG, IF, IO, 6.026%, 08/25/36	373
12,096	Series 2007-14, Class ES, IF, IO, 5.966%, 03/25/37	775
1,744	Series 2007-14, Class OP, PO, 03/25/37	1,448
842	Series 2007-15, Class NO, PO, 03/25/22	782
5,104	Series 2007-16, Class FC, VAR, 1.224%, 03/25/37	4,679
6,984	Series 2007-22, Class SC, IF, IO, 5.606%, 03/25/37	553
1,500	Series 2007-47, Class PC, 5.000%, 07/25/33	1,528
8,218	Series 2007-54, Class WI, IF, IO, 5.626%, 06/25/37	687
4,993	Series 2007-77, Class FG, VAR, 0.974%, 03/25/37	4,890
2,000	Series 2007-79, Class PB, 5.000%, 04/25/29	2,055
1,604	Series 2007-88, Class VI, IF, IO, 6.066%, 09/25/37	137
4,984	Series 2007-91, Class ES, IF, IO, 5.986%, 10/25/37	339
898	Series 2007-98, Class VA, 6.000%, 11/25/17	944
2,123	Series 2007-106, Class A7, VAR, 6.199%, 10/25/37	2,179
13,104	Series 2007-116, Class HI, IO, VAR, 6.524%, 01/25/38	941
888	Series 2007-118, Class IO, IO, 6.000%, 06/25/36	101
3,504	Series 2008-10, Class XI, IF, IO, 5.756%, 03/25/38	277
2,564	Series 2008-12, Class IV, IO, 6.500%, 04/25/31	283
14,262	Series 2008-16, Class IS, IF, IO, 5.726%, 03/25/38	1,205
2,289	Series 2008-27, Class SN, IF, IO, 6.426%, 04/25/38	147
26,351	Series 2008-35, Class AI, IF, IO, 0.827%, 01/25/12	280
7,789	Series 2008-36, Class IA, IO, 4.500%, 10/25/22	796
941	Series 2008-44, Class PO, PO, 05/25/38	859
8,546	Series 2008-47, Class SI, IF, IO, 6.026%, 06/25/23	513
6,000	Series 2008-51, Class BC, 4.500%, 06/25/23	6,078
6,059	Series 2008-53, Class CI, IF, IO, 6.726%, 07/25/38	457

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   111

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
923	Series 2008-59, Class IG, IO, 5.500%, 11/25/34	100
6,549	Series 2008-80, Class SA, IF, IO, 5.376%, 09/25/38	416
2,927	Series 2008-81, Class SB, IF, IO, 5.376%, 09/25/38	172
4,941	Series 2009-6, Class GS, IF, IO, 6.076%, 02/25/39	369
6,804	Series 2009-9, Class IO, IO, 5.000%, 02/25/24	708
5,000	Series 2009-12, Class IO, 4.500%, 03/25/24	466
144	Series G92-4, Class F, VAR, 2.180%, 12/25/21	144
162	Series G92-7, Class JQ, 8.500%, 01/25/22	177
33	Series G92-12, Class B, 7.700%, 02/25/22	36
48	Series G92-14, Class Z, 7.000%, 02/25/22	52
82	Series G92-15, Class Z, 7.000%, 01/25/22	84
—(h)	Series G92-27, Class SQ, HB, IF, 1,420.700%, 05/25/22	19
32	Series G92-42, Class Z, 7.000%, 07/25/22	35
1,135	Series G92-44, Class ZQ, 8.000%, 07/25/22	1,213
175	Series G92-54, Class ZQ, 7.500%, 09/25/22	190
312	Series G92-61, Class Z, 7.000%, 10/25/22	332
35	Series G92-62, Class B, PO, 10/25/22	30
208	Series G93-1, Class KA, 7.900%, 01/25/23	228
144	Series G93-17, Class SI, IF, 6.000%, 04/25/23	150
170	Series G97-2, Class ZA, 8.500%, 02/17/27	188
	Federal National Mortgage Association STRIPS,
22	Series 23, Class 2, IO, 10.000%, 09/01/17	4
12	Series 59, Class 2, IO, 9.500%, 07/01/17	2
747	Series 213, Class 2, IO, 8.000%, 03/01/23	123
25	Series 265, Class 2, 9.000%, 03/01/24	27
52	Series 285, Class 1, PO, 02/01/27	47
1,401	Series 331, Class 13, 7.000%, 02/01/33	159
4,582	Series 339, Class 18, IO, 4.500%, 08/01/33	461
4,644	Series 339, Class 21, IO, 4.500%, 08/01/33	480
3,675	Series 339, Class 28, IO, 5.500%, 08/01/33	288
7,887	Series 345, Class 24, 5.000%, 08/01/22	767
1,685	Series 345, Class 6, IO, VAR, 5.000%, 12/01/33	186
2,632	Series 351, Class 7, IO, VAR, 5.000%, 04/01/34	262
3,665	Series 356, Class 3, 5.000%, 01/01/35	419
6,343	Series 356, Class 39, IO, 5.000%, 01/01/20	661
5,740	Series 365, Class 8, IO, 5.500%, 05/01/36	678
1,200	Series 368, Class 3, IO, 4.500%, 11/01/20	97
2,388	Series 374, Class 5, IO, 5.500%, 08/01/36	279
2,077	Series 393, Class 6, IO, 5.500%, 04/25/37	262
	Federal National Mortgage Association Whole Loan,
97	Series 2002-W5, Class A10, IF, IO, 7.626%, 11/25/30	4
756	Series 2003-W1, Class 1A1, 6.500%, 12/25/42	792
418	Series 2003-W1, Class 2A, 7.500%, 12/25/42	446
156	Series 2003-W4, Class 2A, 6.500%, 10/25/42	161
1,279	Series 2004-W1, Class 2A2, 7.000%, 12/25/33	1,314
1,322	Series 2004-W2, Class 2A2, 7.000%, 02/25/44	1,379
	Government National Mortgage Association,
143	Series 1994-4, Class KQ, 7.988%, 07/16/24	151
2,296	Series 1994-7, Class PQ, 6.500%, 10/16/24	2,444
294	Series 1996-16, Class E, 7.500%, 08/16/26 (m)	308
58	Series 1997-2, Class E, 7.500%, 02/20/27	60
69	Series 1997-11, Class D, 7.500%, 07/20/27	71
123	Series 1998-26, Class K, 7.500%, 09/17/25	131
749	Series 1999-4, Class ZB, 6.000%, 02/20/29	788
257	Series 1999-41, Class Z, 8.000%, 11/16/29	276
28	Series 1999-43, Class TA, IF, 9.350%, 11/16/29	30
126	Series 1999-44, Class PC, 7.500%, 12/20/29	137
599	Series 1999-44, Class ZG, 8.000%, 12/20/29	649
366	Series 2000-6, Class Z, 7.500%, 02/20/30	385
547	Series 2000-7, Class ST, IF, 37.438%, 01/16/30	769
244	Series 2000-9, Class Z, 8.000%, 06/20/30	266
1,395	Series 2000-9, Class ZJ, 8.500%, 02/16/30	1,530
1,015	Series 2000-10, Class ZP, 7.500%, 02/16/30	1,035
557	Series 2000-12, Class ST, HB, IF, 37.437%, 02/16/30	783
146	Series 2000-16, Class ZN, 7.500%, 02/16/30	156
1,219	Series 2000-21, Class Z, 9.000%, 03/16/30	1,351
202	Series 2000-26, Class Z, 7.750%, 09/20/30	202
76	Series 2000-36, Class HC, 7.330%, 11/20/30	79
42	Series 2000-36, Class IK, IO, 9.000%, 11/16/30	8
225	Series 2000-38, Class AH, 7.150%, 12/20/30	230
2,000	Series 2001-21, Class PE, 6.500%, 05/16/31	2,137
30	Series 2001-32, Class WA, IF, 18.950%, 07/20/31	34
259	Series 2001-35, Class SA, IF, IO, 7.795%, 08/16/31	30
238	Series 2001-36, Class S, IF, IO, 7.595%, 08/16/31	27
2,181	Series 2001-53, Class SR, 7.680%, 10/20/31	192

SEE NOTES TO FINANCIAL STATEMENTS.

112   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
102	Series 2001-55, Class SF, IF, 24.700%, 11/20/31	130
777	Series 2002-4, Class TD, 7.000%, 01/20/32	819
316	Series 2002-7, Class PG, 6.500%, 01/20/32	330
1,077	Series 2002-24, Class AG, IF, IO, 7.495%, 04/16/32	123
302	Series 2002-24, Class SB, IF, 11.242%, 04/16/32	286
858	Series 2002-24, Class Z, 8.500%, 04/16/32	946
2,244	Series 2002-31, Class SE, IF, IO, 7.045%, 04/16/30	231
92	Series 2002-33, Class SY, IF, 9.000%, 02/26/23	93
803	Series 2002-40, Class UK, 6.500%, 06/20/32	852
200	Series 2002-41, Class LS, IF, 9.000%, 06/16/32	211
483	Series 2002-45, Class QE, 6.500%, 06/20/32	513
646	Series 2002-47, Class PG, 6.500%, 07/16/32	686
78	Series 2002-51, Class SG, HB, IF, 30.463%, 04/20/31	101
317	Series 2002-54, Class GB, 6.500%, 08/20/32	337
650	Series 2002-69, Class PO 02/20/32	600
595	Series 2002-70, Class AV, 6.000%, 03/20/12	615
867	Series 2002-70, Class PS, IF, IO, 7.230%, 08/20/32	89
1,317	Series 2002-79, Class KV, 6.000%, 11/20/13	1,344
385	Series 2002-80, Class EB, 7.000%, 01/20/32	386
695	Series 2002-88, Class VA, 6.000%, 12/20/17	711
790	Series 2003-4, Class NI, IO, 5.500%, 01/20/32	65
532	Series 2003-4, Class NY, 5.500%, 12/20/13	555
1,343	Series 2003-8, Class PO, PO, 01/16/32	1,171
2,492	Series 2003-11, Class SK, IF, IO, 7.245%, 02/16/33	309
75	Series 2003-24, Class PO, PO, 03/16/33	64
1,500	Series 2003-34, Class TO, PO, 02/16/32	1,319
2,114	Series 2003-41, Class ID, IO, 5.500%, 05/20/33	424
3,600	Series 2003-46, Class IH, IO, 5.500%, 12/20/32	417
760	Series 2003-66, Class ED, 5.000%, 08/20/28	770
1,168	Series 2003-76, Class LS, IF, IO, 6.730%, 09/20/31	79
172	Series 2003-90, Class PO, PO, 10/20/33	155
75	Series 2003-95, Class SC, IF, IO, 6.539%, 09/17/31	1
968	Series 2003-98, Class PC, 5.000%, 02/20/29	986
2,477	Series 2003-112, Class SA, IF, IO, 6.095%, 12/16/33	223
6,000	Series 2003-112, Class TS, IF, IO, 6.480%, 10/20/32	1,095
5,997	Series 2004-11, Class SW, IF, IO, 5.030%, 02/20/34	512
726	Series 2004-15, Class SA, IF, 18.370%, 12/20/32	759
4,316	Series 2004-24, Class SA, IF, IO, 6.745%, 04/16/31	209
398	Series 2004-28, Class S, IF, 18.411%, 04/16/34	413
1,025	Series 2004-46, Class AO, PO, 06/20/34	902
6,101	Series 2004-59, Class SG, IF, IO, 6.030%, 07/20/34	532
1,930	Series 2004-68, Class PO, PO, 05/20/31	1,799
16,081	Series 2004-68, Class SA, IF, IO, 6.330%, 05/20/31	1,098
427	Series 2004-73, Class AE, IF, 13.904%, 08/17/34	417
6,710	Series 2004-73, Class JL, IF, IO, 6.095%, 09/16/34	505
6,022	Series 2005-17, Class SL, IF, IO, 6.230%, 07/20/34	563
700	Series 2005-26, Class VI, IO, 5.500%, 01/20/35	155
1,179	Series 2005-69, Class SY, IF, IO, 6.280%, 11/20/33	145
3,150	Series 2005-85, Class IO, IO, 5.500%, 11/16/35	427
1,012	Series 2005-93, Class JO, PO, 03/20/31	940
1,975	Series 2006-16, Class OP, PO, 03/20/36	1,721
6,294	Series 2006-38, Class SW, IF, IO, 6.030%, 06/20/36	404
1,793	Series 2006-59, Class SD, IF, IO, 6.230%, 10/20/36	114
8,042	Series 2007-17, Class JI, IF, IO, 6.355%, 04/16/37	708
1,106	Series 2007-17, Class JO, PO, 04/16/37	969
8,518	Series 2007-26, Class SC, IF, IO, 5.730%, 05/20/37	457
387	Series 2007-28, Class BO, PO, 05/20/37	351
944	Series 2007-35, Class TO, PO, 04/20/35	883
376	Series 2007-36, Class HO, PO, 06/16/37	336
11,657	Series 2007-36, Class SG, IO, 6.000%, 06/20/37	807
3,624	Series 2007-57, Class PO, PO, 03/20/37	3,217

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   113

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
9,413	Series 2007-71, Class SB, IF, IO, 6.230%, 07/20/36	663
8,656	Series 2007-74, Class SL, IF, IO, 6.085%, 11/16/37	625
10,249	Series 2007-79, Class SY, IF, IO, 6.080%, 12/20/37	561
1,919	Series 2008-20, Class PO, PO, 09/20/37	1,673
2,377	Series 2008-23, Class IO, IO, 6.000%, 02/20/37	291
7,614	Series 2008-25, Class SB, IF, IO, 6.430%, 03/20/38	475
3,609	Series 2008-32, Class PI, IO, 5.500%, 10/16/37	552
1,500	Series 2008-36, Class AY, 5.000%, 04/16/23	1,543
7,930	Series 2008-36, Class SH, IF, IO, 5.830%, 04/20/38	436
10,700	Series 2008-40, Class SA, IF, IO, 5.945%, 05/16/38	913
7,161	Series 2008-41, Class SA, IF, IO, 5.870%, 05/20/38	488
2,915	Series 2008-60, Class PO, PO, 01/20/38	2,700
2,030	Series 2008-71, Class SC, IF, IO, 5.530%, 08/20/38	119
6,513	Series 2008-93, Class AS, IF, IO, 5.230%, 12/20/38	342
10,000	Series 2009-6, Class SA, IF, IO, 5.700%, 02/16/39	912
	Vendee Mortgage Trust,
8,274	Series 1994-1, Class 2ZB, 6.500%, 02/15/24	8,611
1,041	Series 1996-1, Class 1Z, 6.750%, 02/15/26	1,104
565	Series 1996-2, Class 1Z, 6.750%, 06/15/26	585
1,141	Series 1997-1, Class 2Z, 7.500%, 02/15/27	1,302
859	Series 1998-1, Class 2E, 7.000%, 03/15/28	911
427	Series 2001-1, Class 2J, 7.000%, 05/15/10	428
		544,686
	Non-Agency CMO — 20.9%
	ABN Amro Mortgage Corp.,
222	Series 2003-7, Class A3, 4.500%, 07/25/18	218
323	Series 2003-9, Class A2, 4.500%, 08/25/18	306
1,712	American Home Mortgage Investment Trust, Series 2005-3, Class 2A4, VAR, 4.848%, 09/25/35	885
	Banc of America Alternative Loan Trust,
420	Series 2003-3, Class APO, PO, 05/25/33	179
548	Series 2003-11, Class PO, PO, 01/25/34	266
	Banc of America Funding Corp.,
2,589	Series 2003-3, Class 1A33, 5.500%, 10/25/33	2,367
522	Series 2004-1, Class PO, PO, 03/25/34	314
694	Series 2005-4, Class 30PO, PO, 08/25/35	362
1,740	Series 2005-6, Class 2A7, 5.500%, 10/25/35	1,355
288	Series 2005-7, Class 30PO, PO, 11/25/35	151
1,329	Series 2005-8, Class 30PO, PO, 01/25/36	721
2,886	Series 2005-E, Class 4A1, VAR, 4.503%, 03/20/35	2,161
	Banc of America Mortgage Securities, Inc.,
327	Series 2003-8, Class A, PO, 11/25/33	176
178	Series 2003-9, Class 1A2, PO, 12/25/33	104
8,993	Series 2004-3, Class 15IO, IO, VAR, 0.210%, 04/25/19	39
1,017	Series 2004-4, Class 1A9, 5.000%, 05/25/34	879
468	Series 2004-4, Class APO, PO, 05/25/34	284
632	Series 2004-6, Class A, PO, 07/25/34	336
6,013	Series 2004-E, Class 2A5, VAR, 4.112%, 06/25/34	4,854
2,766	Series 2004-J, Class 3A1, VAR, 5.066%, 11/25/34	2,140
	Bear Stearns Adjustable Rate Mortgage Trust,
1,069	Series 2003-7, Class 3A, VAR, 4.948%, 10/25/33 (i)	876
1,392	Series 2004-1, Class 12A1, VAR, 5.065%, 04/25/34	962
4,962	Series 2006-1, Class A1, VAR, 4.625%, 02/25/36	3,244
939	Cendant Mortgage Corp., Series 2003-9, Class 1P, PO, 11/25/33	494
901	Chase Mortgage Finance Corp., Series 2003-S6, Class A1, 5.000%, 06/25/18	890
	Citicorp Mortgage Securities, Inc.,
303	Series 2002-11, Class 1A14, 6.000%, 11/25/32	272
693	Series 2003-8, Class APO, PO, 08/25/33	361
3,057	Series 2004-1, Class 3A1, 4.750%, 01/25/34	2,990
4,027	Series 2004-5, Class 2A5, 4.500%, 08/25/34	3,553
14,648	Series 2007-3, Class 1A6, IF, IO, 4.926%, 04/25/37	491
	Citigroup Mortgage Loan Trust, Inc.,
764	Series 2003-1, Class PO3, PO, 09/25/33	338
116	Series 2003-1, Class WA2, 6.500%, 10/25/33	108
219	Series 2003-1, Class WPO2, PO, 10/25/33	110
337	Series 2003-UP3, Class A3, 7.000%, 09/25/33	287
1,372	Series 2003-UST1, Class A1, 5.500%, 12/25/18	1,368
305	Series 2003-UST1, Class PO1, PO, 12/25/18	231
227	Series 2003-UST1, Class PO2, PO, 12/25/18	108

SEE NOTES TO FINANCIAL STATEMENTS.

114   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Non-Agency CMO — Continued
116	Series 2003-UST1, Class PO3, PO, 12/25/18	93
524	Series 2005-1, Class 2A1A, VAR, 5.315%, 04/25/35	284
1,452	Series 2005-5, Class 1A2, VAR, 6.092%, 08/25/35	822
	Countrywide Alternative Loan Trust,
555	Series 2002-8, Class A4, 6.500%, 07/25/32	501
582	Series 2003-6T2, Class A6, 5.500%, 06/25/33	433
645	Series 2003-J1, Class PO, PO, 10/25/33	351
1,375	Series 2004-2CB, Class 1A9, 5.750%, 03/25/34	720
2,700	Series 2004-18CB, Class 2A4, 5.700%, 09/25/34	1,966
337	Series 2004-J3, Class 4A1, 4.750%, 04/25/19	312
879	Series 2005-5R, Class A1, 5.250%, 12/25/18	772
4,429	Series 2005-1CB, Class 1A6, IF, IO, 6.626%, 03/25/35	350
10,000	Series 2005-20CB, Class 3A8, IF, IO, 4.276%, 07/25/35	427
11,446	Series 2005-22T1, Class A2, IF, IO, 4.596%, 06/25/35	541
1,403	Series 2005-26CB, Class A10, IF, 12.191%, 07/25/35	1,149
475	Series 2005-28CB, Class 1A5, 5.500%, 08/25/35	350
560	Series 2005-28CB, Class 3A5, 6.000%, 08/25/35	384
2,054	Series 2005-54CB, Class 1A11, 5.500%, 11/25/35	1,121
14,525	Series 2005-54CB, Class 1A2, IF, IO, 4.376%, 11/25/35	696
490	Series 2005-54CB, Class 1A7, 5.500%, 11/25/35	389
1,810	Series 2005-57CB, Class 3A2, IF, IO, 4.626%, 12/25/35	85
822	Series 2005-64CB, Class 1A9, 5.500%, 12/25/35	411
1,246	Series 2005-86CB, Class A11, 5.500%, 02/25/36	676
7,933	Series 2005-J1, Class 1A4, IF, IO, 4.626%, 02/25/35	372
35,977	Series 2006-7CB, Class 1A2, IF, IO, 4.826%, 05/25/36	1,563
1,400	Series 2006-26CB, Class A9, 6.500%, 09/25/36	583
2,500	Series 2007-21CB, Class 1A5, 6.000%, 09/25/37	1,024
	Countrywide Home Loan Mortgage Pass-Through Trust,
3,854	Series 2002-36, Class A22, 6.000%, 01/25/33	3,391
281	Series 2003-18, Class A12, 5.500%, 07/25/33	194
1,765	Series 2003-26, Class 1A6, 3.500%, 08/25/33	1,445
116	Series 2003-34, Class A11, 5.250%, 09/25/33	83
212	Series 2003-44, Class A9, PO, 10/25/33	112
480	Series 2003-J2, Class A17, IF, IO, 6.926%, 04/25/33	32
1,395	Series 2003-J7, Class 4A3, IF, 9.162%, 08/25/18	1,190
532	Series 2003-J10, Class 2A1, 5.000%, 11/25/18	498
501	Series 2004-3, Class PO, PO, 04/25/34	246
402	Series 2004-7, Class 2A1, VAR, 4.045%, 06/25/34	279
562	Series 2004-HYB1, Class 2A, VAR, 5.131%, 05/20/34	401
2,140	Series 2004-HYB3, Class 2A, VAR, 4.155%, 06/20/34	1,230
1,449	Series 2004-HYB6, Class A3, VAR, 5.079%, 11/20/34	773
1,477	Series 2004-J8, Class 1A2, 4.750%, 11/25/19	1,206
1,166	Series 2005-16, Class A23, 5.500%, 09/25/35	878
3,361	Series 2005-22, Class 2A1, VAR, 5.247%, 11/25/35	1,827
10,840	Series 2007-4, Class 1A52, IF, IO, 4.926%, 05/25/37	331
	CS First Boston Mortgage Securities Corp.,
1,752	Series 2003-1, Class DB1, 6.564%, 02/25/33	1,575
1,000	Series 2004-4, Class 3A5, 5.500%, 08/25/34	971
	First Horizon Alternative Mortgage Securities,
2,006	Series 2004-AA4, Class A1, VAR, 5.388%, 10/25/34	1,021
593	Series 2005-AA5, Class 1A2, VAR, 5.537%, 07/25/35	166
826	Series 2005-FA8, Class 1A19, 5.500%, 11/25/35	445
13,556	Series 2007-FA4, Class 1A2, IF, IO, 5.176%, 08/25/37	714
	First Horizon Asset Securities, Inc.,
770	Series 2003-7, Class 2A1, 4.500%, 09/25/18	752
1,844	Series 2003-9, Class 1A6, 5.500%, 11/25/33	1,386
1,036	Series 2004-4, Class 2A2, 4.500%, 07/25/19	910
1,008	Series 2004-AR2, Class 2A1, VAR, 4.565%, 05/25/34	764

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   115

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Non-Agency CMO — Continued
2,386	Series 2004-AR7, Class 2A1, VAR, 4.914%, 02/25/35 (m)	1,899
685	Series 2004-AR7, Class 2A2, VAR, 4.914%, 02/25/35	512
2,265	Series 2005-AR1, Class 2A2, VAR, 4.998%, 04/25/35	1,659
	GMAC Mortgage Corp. Loan Trust,
552	Series 2003-J7, Class A10, 5.500%, 11/25/33	521
582	Series 2003-J8, Class A, 5.250%, 12/25/33	509
958	Series 2004-J1, Class A15, 5.250%, 04/25/34	906
1,268	Series 2004-J2, Class A2, VAR, 0.974%, 06/25/34	926
1,617	Series 2005-AR3, Class 3A3, VAR, 4.856%, 06/19/35	1,278
3,424	Series 2005-AR3, Class 3A4, VAR, 4.856%, 06/19/35	1,401
895	GSMPS Mortgage Loan Trust, Series 2005-RP3, Class 1AF, 0.824%, 09/25/35 (e)	644
	GSR Mortgage Loan Trust,
683	Series 2003-6F, Class A2, VAR, 0.874%, 09/25/32	614
228	Series 2004-3F, Class 3A8, 13.500%, 02/25/34	280
1,371	Series 2004-10F, Class 1A1, 4.500%, 08/25/19	1,321
598	Series 2004-10F, Class 2A1, 5.000%, 08/25/19	552
271	Series 2004-13F, Class 3A3, 6.000%, 11/25/34	208
4,439	Series 2005-7F, Class 3A9, 6.000%, 09/25/35	3,033
1,790	Series 2006-1F, Class 1AP, PO, 02/25/36	1,116
7,038	Series 2006-1F, Class 2A4, 6.000%, 02/25/36	2,275
3,100	Series 2007-1F, Class 2A4, 5.500%, 01/25/37	1,999
	Indymac Index Mortgage Loan Trust,
13,500	Series 2005-AR11, Class A7, IO, VAR, 0.636%, 08/25/35	169
474	Series 2006-AR3, Class 2A1A, VAR, 6.187%, 03/25/36	213
92	Kidder Peabody Mortgage Assets Trust, Series B, Class A1, PO, 04/22/18	87
	Lehman Mortgage Trust,
2,407	Series 2006-2, Class 1A1, VAR, 6.481%, 04/25/36	1,795
1,000	Series 2007-6, Class 1A8, 6.000%, 07/25/37	279
1,500	Series 2008-2, Class 1A6, 6.000%, 03/25/38	799
	MASTR Adjustable Rate Mortgages Trust,
463	Series 2004-3, Class 4A2, VAR, 4.501%, 04/25/34	344
141	Series 2004-4, Class 2A1, VAR, 5.332%, 05/25/34	69
1,509	Series 2004-13, Class 2A1, VAR, 4.552%, 04/21/34	1,198
6,505	Series 2004-13, Class 3A6, VAR, 3.788%, 11/21/34	4,563
607	Series 2004-15, Class 3A1, VAR, 5.590%, 12/25/34	456
	MASTR Alternative Loans Trust,
641	Series 2003-4, Class 2A1, 6.250%, 06/25/33	561
668	Series 2003-8, Class 3A1, 5.500%, 12/25/33	597
2,020	Series 2003-8, Class 5A1, 5.000%, 11/25/18	1,936
538	Series 2003-9, Class 8A1, 6.000%, 01/25/34	458
233	Series 2004-1, Class 30PO, PO, 02/25/34	103
1,256	Series 2004-3, Class 2A1, 6.250%, 04/25/34	1,062
538	Series 2004-3, Class 30PO, PO, 04/25/34	236
540	Series 2004-3, Class 30X1, IO, 6.000%, 04/25/34	89
578	Series 2004-5, Class 30PO, PO, 06/25/34	262
285	Series 2004-5, Class 30X1, IO, 6.000%, 06/25/34	46
330	Series 2004-6, Class 30X1, IO, 5.500%, 07/25/34	60
2,953	Series 2004-6, Class 7A1, 6.000%, 07/25/34	2,460
292	Series 2004-7, Class 30PO, PO, 08/25/34	130
1,039	Series 2004-7, Class AX1, IO, 5.500%, 08/25/34	189
1,430	Series 2004-10, Class 1A1, 4.500%, 09/25/19	1,241
	MASTR Asset Securitization Trust,
716	Series 2003-2, Class 2A1, 4.500%, 03/25/18	656
380	Series 2003-4, Class 2A2, 5.000%, 05/25/18	377
610	Series 2003-4, Class 3A2, 5.000%, 05/25/18	579
395	Series 2003-4, Class 5A1, 5.500%, 05/25/33	366
1,140	Series 2003-9, Class 15PO, PO, 10/25/18	546
378	Series 2003-10, Class 15PO, PO, 11/25/18	174
263	Series 2003-11, Class 15PO, PO, 12/25/18	127
657	Series 2003-11, Class 6A2, 4.000%, 12/25/33	636
1,817	Series 2003-12, Class 6A1, 5.000%, 12/25/33	1,576
320	Series 2004-1, Class 30PO, PO, 02/25/34	192
445	Series 2004-3, Class PO, PO, 03/25/34	221
2,068	Series 2004-4, Class 3A1, 4.500%, 04/25/19	1,885
1,336	Series 2004-6, Class 2A9, 5.250%, 11/26/16	1,248
976	Series 2004-8, Class 1A1, 4.750%, 08/25/19	803

SEE NOTES TO FINANCIAL STATEMENTS.

116   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Non-Agency CMO — Continued
880	Series 2004-8, Class PO, PO, 08/25/19	436
344	Series 2004-9, Class 5A1, 5.250%, 09/25/19	305
1,000	Series 2006-2, Class 1A30, 6.000%, 06/25/36	479
4,398	MASTR Resecuritization Trust, Series 2005-PO, Class 3PO, PO, 05/28/35 (e)	2,595
468	Merrill Lynch Mortgage Investors, Inc., Series 2005-A1, Class 3A, VAR, 5.199%, 12/25/34	357
	Merrill Lynch Trust,
2	Series 7, Class B, PO, 04/20/18	2
96	Series 47, Class Z, 8.985%, 10/20/20	102
—(h)	Morgan Stanley Mortgage Trust, Series 35, Class 2, HB, IF, 4,868.500%, 04/20/21	22
	MortgageIT Trust,
1,140	Series 2005-1, Class 1A1, VAR, 0.794%, 02/25/35	525
436	Series 2005-5, Class A1, VAR, 0.734%, 12/25/35	194
	Nomura Asset Acceptance Corp.,
676	Series 2003-A1, Class A1, 5.500%, 05/25/33	566
268	Series 2003-A1, Class A2, 6.000%, 05/25/33	237
47	Series 2003-A1, Class A5, 7.000%, 04/25/33	42
244	Series 2003-A1, Class A7, 5.000%, 04/25/18	232
1,082	Series 2004-R2, Class A1, VAR, 6.500%, 10/25/34 (e)	938
	Prime Mortgage Trust,
451	Series 2004-1, Class 2A3, 5.250%, 08/25/34	441
1,095	Series 2004-R1, Class A4, PO, 07/27/33	744
1,436	Series 2005-4, Class 2PO, PO, 10/25/35	786
	Residential Accredit Loans, Inc.,
704	Series 2001-QS19, Class A2, 6.000%, 12/25/16	700
185	Series 2002-QS16, Class A3, IF, 15.632%, 10/25/17	174
926	Series 2003-QR19, Class CB4, 5.750%, 10/25/33	707
526	Series 2003-QS3, Class A2, IF, 15.458%, 02/25/18	440
1,108	Series 2003-QS3, Class A8, IF, IO, 7.126%, 02/25/18	85
1,449	Series 2003-QS9, Class A3, IF, IO, 7.076%, 05/25/18	118
1,630	Series 2003-QS12, Class A2A, IF, IO, 7.126%, 06/25/18	131
714	Series 2003-QS12, Class A5, IO, 5.000%, 06/25/18	85
11,739	Series 2003-QS13, Class A6, IF, IO, 0.600%, 07/25/33	96
1,876	Series 2003-QS14, Class A1, 5.000%, 07/25/18	1,741
1,852	Series 2003-QS18, Class A1, 5.000%, 09/25/18	1,719
1,846	Series 2004-QA4, Class NB3, VAR, 5.377%, 09/25/34	1,571
582	Series 2004-QA6, Class NB2, VAR, 5.298%, 12/26/34	330
1,689	Series 2004-QS8, Class A2, 5.000%, 06/25/34	1,514
1,409	Series 2004-QS10, Class A6, 6.000%, 07/25/34	1,261
2,000	Series 2005-QA6, Class A32, VAR, 5.624%, 05/25/35	989
322	Series 2005-QA7, Class A21, VAR, 4.826%, 07/25/35	166
411	Series 2005-QA10, Class A31, VAR, 5.596%, 09/25/35	226
521	Series 2006-QA1, Class A21, VAR, 5.950%, 01/25/36	246
544	Series 2006-QS4, Class A7, IF, 19.463%, 04/25/36	430
1,199	Series 2007-QS1, Class 1A1, 6.000%, 01/25/37	749
	Residential Asset Securitization Trust,
9,332	Series 2005-A2, Class A4, IF, IO, 4.576%, 03/25/35	1,095
691	Series 2003-A13, Class A3, 5.500%, 01/25/34	568
402	Series 2003-A14, Class A1, 4.750%, 02/25/19	309
431	Series 2005-A11, Class PO, PO, 10/25/35	192
2,259	Series 2006-A4, Class 2A5, 6.000%, 05/25/36	1,482
1,000	Series 2006-A6, Class 2A13, 6.000%, 07/25/36	285
	Residential Funding Mortgage Securities I,
1,238	Series 2003-S7, Class A17, 4.000%, 05/25/33	1,007
203	Series 2003-S11, Class A1, 2.500%, 06/25/18	197
1,295	Series 2003-S12, Class 4A5, 4.500%, 12/25/32	1,269
1,554	Series 2003-S13, Class A3, 5.500%, 06/25/33	1,210
779	Series 2003-S14, Class A4, PO, 07/25/18	495
1,122	Series 2004-S6, Class 2A6, PO, 06/25/34	596
1,370	Series 2004-S6, Class 3A5, 4.500%, 06/25/19	1,241
1,250	Series 2005-SA4, Class 1A1, VAR, 5.006%, 09/25/35	823
	Residential Funding Securities LLC,
110	Series 2002-RM1, Class API, PO, 12/25/17	74
235	Series 2003-RM2, Class AP-3, PO, 05/25/33	108

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   117

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Non-Agency CMO — Continued
	Salomon Brothers Mortgage Securities VII, Inc.,
11	Series 2000-UP1, Class A2, 8.000%, 09/25/30	9
253	Series 2003-UP2, Class 1, PO, 12/25/18	165
2,934	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 5A4, VAR, 4.965%, 06/25/34	1,776
	Structured Asset Securities Corp.,
101	Series 2002-10H, Class 1AP, PO, 05/25/32	76
977	Series 2003-8, Class 1A2, 5.000%, 04/25/18	900
375	Series 2003-21, Class 1A3, 5.500%, 07/25/33	348
492	Series 2003-31A, Class B1, VAR, 5.085%, 10/25/33 (i)	256
7,270	Series 2004-20, Class 1A3, 5.250%, 11/25/34 (m)	6,637
	WaMu Mortgage Pass-Through Certificates,
403	Series 2002-S8, Class 2A7, 5.250%, 01/25/18	381
120	Series 2003-AR8, Class A, VAR, 4.274%, 08/25/33	97
735	Series 2003-S07, Class A1, 4.500%, 08/25/18	718
1,549	Series 2003-S8, Class A4, 4.500%, 09/25/18	1,413
1,520	Series 2003-S8, Class A6, 4.500%, 09/25/18	1,334
364	Series 2003-S9, Class P, PO, 10/25/33	168
2,229	Series 2003-S10, Class A5, 5.000%, 10/25/18	2,048
337	Series 2003-S10, Class A6, PO, 10/25/18	200
471	Series 2004-AR3, Class A2, VAR, 4.243%, 06/25/34	359
569	Series 2006-AR10, Class 2P, VAR, 09/25/36	433
	Washington Mutual Alternative Mortgage Pass-Through Certificates,
670	Series 2005-1, Class 1A1, 5.500%, 03/25/35	436
16,741	Series 2005-2, Class 1A4, IF, IO, 4.576%, 04/25/35	745
1,489	Series 2005-4, Class CB7, 5.500%, 06/25/35	823
754	Series 2005-4, Class DP, PO, 06/25/20	475
2,340	Series 2005-6, Class 2A4, 5.500%, 08/25/35	1,567
19,093	Series 2005-11, Class A4, IF, IO, 4.476%, 01/25/36	855
	Washington Mutual MSC Mortgage Pass-Through Certificates,
1,173	Series 2002-MS12, Class A, 6.500%, 05/25/32	1,040
337	Series 2004-RA4, Class 1P, PO, 04/25/19	189
	Wells Fargo Mortgage Backed Securities Trust,
1,153	Series 2003-8, Class A9, 4.500%, 08/25/18	1,128
1,043	Series 2003-11, Class 1A, PO, 10/25/18	489
3,625	Series 2003-11, Class 1A4, 4.750%, 10/25/18	3,152
1,350	Series 2003-13, Class A7, 4.500%, 11/25/18	1,320
375	Series 2003-14, Class 1A1, 4.750%, 12/25/18	371
909	Series 2003-16, Class 2A1, 4.500%, 12/25/18	889
26,309	Series 2003-16, Class 2AIO, IO, VAR, 0.115%, 12/25/18	70
982	Series 2003-17, Class 2A4, 5.500%, 01/25/34	943
1,371	Series 2003-17, Class APO, PO, 01/25/34	629
696	Series 2003-K, Class 1A2, VAR, 4.486%, 11/25/33	551
470	Series 2004-1, Class A11, 0.000%, 02/25/34	230
809	Series 2004-2, Class APO, PO, 02/25/19	418
825	Series 2004-7, Class 2A1, 4.500%, 07/25/19	798
2,847	Series 2004-7, Class 2A2, 5.000%, 07/25/19	2,784
2,716	Series 2004-BB, Class A4, VAR, 4.557%, 01/25/35	2,024
2,285	Series 2004-EE, Class 3A1, VAR, 4.434%, 12/25/34	1,745
3,967	Series 2004-P, Class 2A1, VAR, 4.235%, 09/25/34	2,916
426	Series 2004-Q, Class 1A3, VAR, 4.887%, 09/25/34	311
3,682	Series 2004-S, Class A5, VAR, 3.738%, 09/25/34	3,653
1,253	Series 2004-S, Class A7, VAR, 3.738%, 09/25/34	1,243
880	Series 2005-9, Class 1APO, PO, 10/25/35	478
584	Series 2005-15, Class APO, PO, 12/25/20	375
1,993	Series 2005-AR10, Class 2A4, VAR, 4.219%, 06/25/35	1,956
1,108	Series 2005-AR16, Class 2A1, VAR, 4.461%, 10/25/35	788
1,505	Series 2006-3, Class A8, 5.500%, 03/25/36	415
286	Series 2006-AR17, Class A1, VAR, 5.327%, 10/25/36	160
2,200	Series 2007-7, Class A7, 6.000%, 06/25/37	1,275
1,818	Series 2007-11, Class A14, 6.000%, 08/25/37	1,347
		213,754
	Total Collateralized Mortgage Obligations (Cost $792,397)	758,440
	Mortgage Pass-Through Securities — 22.9%
	Federal Home Loan Mortgage Corp.,
622	ARM, 4.162%, 04/01/34	627
556	ARM, 4.200%, 12/01/33	554
294	ARM, 4.620%, 03/01/35	300
304	ARM, 5.403%, 07/01/37	311
1,317	ARM, 5.485%, 03/01/36	1,358
1,031	ARM, 5.701%, 11/01/36	1,062

SEE NOTES TO FINANCIAL STATEMENTS.

118   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Mortgage Pass-Through Securities — Continued
2,835	ARM, 5.901%, 10/01/36	2,936
846	ARM, 5.919%, 02/01/37	880
482	ARM, 5.990%, 10/01/36	499
128	ARM, 6.004%, 01/01/30	128
	Federal Home Loan Mortgage Corp. Gold Pools, 15 Year, Single Family,
417	3.500%, 05/01/19	410
13,684	4.000%, 06/01/13 – 06/01/19 (m)	13,873
1,683	4.500%, 10/01/18	1,730
929	5.000%, 12/01/18	962
150	5.500%, 06/01/17	157
8,814	6.000%, 06/01/17 – 03/01/22	9,246
2,013	6.500%, 08/01/12 – 03/01/22	2,111
938	7.000%, 01/01/17 – 07/01/17	985
138	7.500%, 09/01/10 – 12/01/15	143
	Federal Home Loan Mortgage Corp. Gold Pools, 20 Year, Single Family,
4,747	5.500%, 05/01/27	4,873
1,856	6.000%, 01/01/14 – 12/01/22	1,931
1,824	6.500%, 05/01/22 – 03/01/26	1,925
1,456	7.000%, 08/01/47	1,520
	Federal Home Loan Mortgage Corp. Gold Pools, 30 Year, Single Family,
2,784	4.000%, 10/01/33	2,759
7,623	5.500%, 10/01/33 – 07/01/35	7,838
2,078	6.000%, 11/01/28 – 12/01/33	2,167
6,332	6.500%, 05/01/24 – 11/01/36 (m)	6,647
3,171	7.000%, 07/01/29 – 10/01/36	3,375
99	8.500%, 08/01/30	108
	Federal Home Loan Mortgage Corp. Gold Pools, Other,
418	6.000%, 02/01/24	434
643	7.000%, 12/01/14 – 03/01/16	681
190	10.500%, 07/20/21	210
	Federal Home Loan Mortgage Corp., 30 Year, Single Family,
25	7.500%, 07/01/16 – 05/01/17	26
14	8.750%, 06/01/17	15
7	10.500%, 05/01/19	8
25	12.000%, 08/01/15 – 07/01/19	28
	Federal National Mortgage Association,
2,791	7.000%, 01/01/38	2,927
786	ARM, 3.926%, 05/01/34	780
794	ARM, 3.941%, 06/01/34	803
1,116	ARM, 4.033%, 07/01/33	1,131
1,071	ARM, 4.059%, 01/01/36	1,074
1,120	ARM, 4.104%, 09/01/33	1,132
642	ARM, 4.218%, 04/01/34	645
482	ARM, 4.273%, 05/01/35	490
844	ARM, 4.432%, 10/01/34	856
52	ARM, 4.446%, 09/01/27	51
679	ARM, 4.531%, 06/01/35	688
2,145	ARM, 4.556%, 04/01/35	2,167
316	ARM, 4.594%, 05/01/35	322
2,412	ARM, 4.595%, 04/01/35	2,410
777	ARM, 4.603%, 09/01/34	790
196	ARM, 4.625%, 03/01/29	195
788	ARM, 4.699%, 02/01/35	785
1,155	ARM, 4.717%, 08/01/34	1,161
1,041	ARM, 4.726%, 10/01/34	1,060
563	ARM, 4.755%, 09/01/35	576
315	ARM, 4.766%, 11/01/33	316
668	ARM, 4.787%, 10/01/34	682
735	ARM, 4.798%, 02/01/34	747
593	ARM, 4.802%, 04/01/34	603
869	ARM, 4.818%, 10/01/34	885
5,579	ARM, 4.828%, 01/01/35 (m)	5,678
620	ARM, 4.837%, 01/01/33	620
514	ARM, 4.918%, 02/01/35	519
1,277	ARM, 4.965%, 07/01/33	1,295
1,220	ARM, 4.972%, 08/01/34	1,225
780	ARM, 5.000%, 08/01/34	802
2,340	ARM, 5.017%, 05/01/35	2,400
367	ARM, 5.077%, 01/01/34	374
1,493	ARM, 5.119%, 11/01/33	1,537
1,612	ARM, 5.138%, 10/01/34	1,626
1,257	ARM, 5.274%, 09/01/36	1,295
74	ARM, 5.617%, 11/01/32	77
	Federal National Mortgage Association, 15 Year, Single Family,
19,646	4.000%, 07/01/18 – 12/01/18 (m)	19,829
9,486	4.500%, 07/01/18 – 09/01/20	9,696
3,593	5.000%, 12/01/16 – 10/01/19	3,718
12,975	5.500%, 09/01/19 – 07/01/20	13,513
6,683	6.000%, 06/01/16 – 07/01/21	7,000
2,326	6.500%, 09/01/13 – 04/01/22	2,445
3,444	7.000%, 12/01/16 – 08/01/21	3,615
201	7.500%, 03/01/17 – 10/01/17	211
384	8.000%, 04/01/11 – 01/01/16	402
93	8.500%, 09/01/11	98
1	9.000%, 02/01/10	1

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   119

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Mortgage Pass-Through Securities — Continued
	Federal National Mortgage Association, 20 Year, Single Family,
1,373	6.000%, 02/01/14 – 04/01/24	1,425
3,868	6.500%, 06/01/16 – 07/01/24	4,088
105	7.500%, 09/01/21	113
33	ARM, 4.536%, 03/01/19	33
	Federal National Mortgage Association, 30 Year FHA/VA,
137	6.000%, 09/01/33	142
607	6.500%, 03/01/29	640
336	7.000%, 10/01/28 – 02/01/33	362
112	8.000%, 06/01/28	119
31	8.500%, 03/01/30 – 06/01/30	34
529	9.000%, 05/01/18 – 06/01/31	583
23	10.000%, 07/01/19	26
22	10.500%, 11/01/18	24
50	11.000%, 04/01/19	57
	Federal National Mortgage Association, 30 Year, Single Family,
2,996	4.000%, 08/01/33 – 04/01/34	2,968
1,845	4.500%, 05/01/29 – 11/01/33	1,858
6,049	5.000%, 05/01/33 – 09/01/35	6,177
10,048	5.500%, 04/01/33 – 03/01/34	10,346
4,315	6.000%, 12/01/28 – 09/01/33	4,485
37	6.250%, 07/01/23	38
608	6.500%, 08/01/31 – 08/01/33	641
2,293	7.000%, 04/01/17 – 03/01/36	2,438
577	7.500%, 08/01/36	611
2,108	8.000%, 03/01/27 – 10/01/36	2,241
304	8.500%, 04/01/26 – 02/01/30	331
2	9.000%, 04/01/26	2
23	9.500%, 07/01/28	26
13	10.000%, 02/01/24	15
29	12.500%, 01/01/16	32
	Federal National Mortgage Association, Other,
1,534	4.000%, 11/01/33	1,478
2,020	4.500%, 11/01/14 – 08/01/33	2,052
1,854	5.500%, 06/01/12 – 09/01/33	1,906
642	6.000%, 05/01/09 – 02/01/36	657
2,568	6.500%, 10/01/35 – 06/01/36	2,689
838	7.000%, 12/01/36 – 10/01/46	878
54	10.426%, 06/25/21	60
32	10.250%, 07/15/13	36
22	11.000%, 08/20/20	24
296	Government National Mortgage Association II, 15 Year, Single Family, 6.000%, 04/20/17	310
	Government National Mortgage Association II, 30 Year, Single Family,
756	3.500%, 09/20/33	706
37	7.500%, 02/20/28 – 09/20/28	40
53	8.000%, 06/20/26 – 11/20/28	57
30	8.500%, 03/20/25 – 05/20/25	33
	Government National Mortgage Association, 15 Year, Single Family,
529	6.000%, 06/15/18	557
128	7.000%, 09/15/14 – 10/15/16	135
85	7.500%, 11/15/17	90
494	8.000%, 01/15/16	528
	Government National Mortgage Association, 30 Year, Single Family,
253	6.375%, 08/15/26	265
1,066	6.500%, 03/15/28 – 04/15/33	1,117
2,134	7.000%, 04/15/32 – 06/15/33	2,295
158	7.500%, 11/15/22 – 01/15/33	170
18	8.000%, 09/15/22 – 04/15/28	19
15	9.000%, 02/15/30 – 01/15/31	16
1,925	9.500%, 10/15/24	2,329
22	11.000%, 01/15/21	24
	Government National Mortgage Association, Other,
999	6.500%, 08/15/22 – 11/15/23	1,042
106	7.000%, 08/15/23	115
	Total Mortgage Pass-Through Securities (Cost $225,638)	233,552
	U.S. Government Agency Securities — 0.4%
3,615	Federal Home Loan Bank System, 4.720%, 09/20/12	3,710
518	Federal National Mortgage Association, 5.500%, 03/15/11	559
	Total U.S. Government Agency Securities (Cost $4,139)	4,269
	U.S. Treasury Obligations — 0.1%
	U.S. Treasury Bonds Coupon STRIPS,
932	05/15/14	814
129	02/15/16	102
	Total U.S. Treasury Obligations (Cost $804)	916
	Total Long-Term Investments (Cost $1,030,705)	1,003,110

SEE NOTES TO FINANCIAL STATEMENTS.

120   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
	Short-Term Investment — 2.6%
	Investment Company — 2.6%
27,005	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.910% (b) (l) (Cost $27,005)	27,005
	Total Investments — 100.9% (Cost $1,057,710)	1,030,115
	Liabilities in Excess of Other Assets — (0.9)%	(9,494)
	NET ASSETS — 100.0%	$1,020,621

Percentages indicated are based on net assets.

[BLOCK;13376n;10560n;185856n;8448n;frill;;0;0]

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   121

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 93.6%
	Asset-Backed Securities — 9.1%
1,220	American Express Credit Account Master Trust, Series 2008-1, Class A, VAR, 0.905%, 08/15/13	1,149
	AmeriCredit Automobile Receivables Trust,
3,365	Series 2005-DA, Class A4, 5.020%, 11/06/12	2,955
921	Series 2006-BG, Class A3, 5.210%, 10/06/11	903
1,383	Series 2006-BG, Class A4, 5.210%, 09/06/13	1,125
1,000	Series 2008-AF, Class A3, 5.680%, 12/12/12	875
691	Americredit Prime Automobile Receivable, Series 2007-1, Class A3, 5.270%, 11/08/11	690
168	Amortizing Residential Collateral Trust, Series 2002-BC6, Class M1, VAR, 1.599%, 08/25/32 (i)	113
	Banc of America Securities Auto Trust,
1,262	Series 2006-G1, Class A3, 5.180%, 06/18/10	1,261
3,995	Series 2006-G1, Class A4, 5.170%, 12/20/10	3,992
	Bear Stearns Asset Backed Securities Trust,
1,108	Series 2003-SD2, Class 2A, VAR, 5.144%, 06/25/43 (i)	780
1,320	Series 2006-SD1, Class A, VAR, 0.844%, 04/25/36 (i)	827
	Capital Auto Receivables Asset Trust,
932	Series 2006-1, Class A4, 5.040%, 05/17/10	928
2,382	Series 2006-2, Class A3A, 4.980%, 05/15/11	2,334
2,876	Series 2007-1, Class A3A, 5.000%, 04/15/11	2,819
2,320	Series 2007-1, Class A4A, 5.010%, 04/16/12	2,166
750	Series 2007-4A, Class A3A, 5.000%, 12/15/11	716
176	Series 2007-SN1, Class A3B, VAR, 0.515%, 07/15/10	167
2,160	Series 2008-1, Class A3A, 3.860%, 08/15/12	2,024
	Capital One Auto Finance Trust,
2,044	Series 2005-C, Class A4A, 4.710%, 06/15/12	1,821
890	Series 2007-B, Class A3A, 5.030%, 04/15/12	871
1,906	Series 2007-C, Class A3A, 5.130%, 04/16/12	1,761
	Capital One Multi-Asset Execution Trust,
480	Series 2003-B5, Class B5, 4.790%, 08/15/13	394
2,150	Series 2006-A2, Class A, 4.850%, 11/15/13	2,127
265	Series 2006-A6, Class A6, 5.300%, 02/18/14	262
2,000	Series 2006-A13, Class A13, VAR, 0.435%, 08/15/12	1,957
860	Series 2007-A9, Class A9, 4.950%, 08/15/12	863
265	Series 2007-B3, Class B3, 5.050%, 03/15/13	230
125	Series 2007-B5, Class B5, 5.400%, 05/15/13	107
4,400	Capital One Prime Auto Receivables Trust, Series 2006-2, Class A4, 4.940%, 07/15/12	4,358
	Carmax Auto Owner Trust,
1,350	Series 2006-1, Class A4, 5.410%, 06/15/11	1,328
2,300	Series 2006-2, Class A3, 5.150%, 02/15/11	2,305
2,157	Series 2006-2, Class A4, 5.140%, 11/15/11	2,096
2,734	Series 2007-1, Class A3, 5.240%, 07/15/11	2,742
1,850	Series 2007-1, Class A4, 5.240%, 06/15/12	1,779
2,529	Series 2007-2, Class A3, 5.230%, 12/15/11	2,539
1,350	Series 2007-2, Class A4, 5.270%, 11/15/12	1,251
3,150	Series 2007-3, Class A3A, 5.190%, 12/15/11	3,154
292	Series 2008-1, Class A2, VAR, 1.161%, 04/15/11	288
700	Series 2008-1, Class A4A, 4.790%, 02/15/13	633
	Caterpillar Financial Asset Trust,
1,384	Series 2008-A, Class A2A, 4.090%, 12/27/10	1,381
1,010	Series 2008-A, Class A3, 4.940%, 04/25/14	996
134	CIT Equipment Collateral, Series 2006-VT2, Class A3, 5.070%, 02/20/10	134
	Citibank Credit Card Issuance Trust,
555	Series 2006-B2, Class B2, 5.150%, 03/07/11	554
285	Series 2007-A5, Class A5, 5.500%, 06/22/12	290
270	Series 2007-B2, Class B2, 5.000%, 04/02/12	248
700	Series 2007-B6, Class B6, 5.000%, 11/08/12	549
2,500	Series 2008-A5, Class A5, 4.850%, 04/22/15	2,408
	Citibank Credit Card Master Trust I,
640	Series 1999-2, Class A, 5.875%, 03/10/11	641
1,152	Series 1999-2, Class B, 6.150%, 03/10/11	1,150
	CNH Equipment Trust,
161	Series 2007-A, Class A3, 4.990%, 10/15/10	160
1,345	Series 2007-B, Class A3A, 5.400%, 10/17/11	1,334
1,145	Series 2008-B, Class A3A, 4.780%, 07/16/12	1,116
798	Community Program Loan Trust, Series 1987-A, Class A4, 4.500%, 10/01/18	799
1,581	Countrywide Asset-Backed Certificates, Series 2004-6, Class M1, VAR, 1.074%, 10/25/34 (i)	538
3,096	Credit Suisse Mortgage Capital Certificates, Series 2006-CF1, Class A1, VAR, 0.784%, 11/25/35 (i)	1,517
145	CS First Boston Mortgage Securities Corp., Series 2002-HE4, Class AF, 5.510%, 08/25/32 (i)	114
	Daimler Chrysler Auto Trust,
4,225	Series 2006-A, Class A4, 5.010%, 01/08/11	4,159
3,400	Series 2006-D, Class A4, 4.940%, 02/08/12	3,256
580	Series 2007-A, Class A3A, 5.000%, 02/08/12	549
4,592	Series 2008-A, Class A4, 4.480%, 08/08/14	3,364

SEE NOTES TO FINANCIAL STATEMENTS.

122   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Asset-Backed Securities — Continued
1,255	Discover Card Master Trust, Series 2008-A4, Class A4, 5.650%, 12/15/15	1,195
	Ford Credit Auto Owner Trust,
806	Series 2005-C, Class A4, 4.360%, 06/15/10	804
1,000	Series 2005-C, Class B, 4.520%, 09/15/10	973
1,111	Series 2006-B, Class A4, 5.250%, 09/15/11	1,075
2,400	Series 2006-C, Class A4A, 5.150%, 02/15/12	2,298
223	Series 2007-A, Class A2A, 5.420%, 04/15/10	223
3,785	Series 2007-A, Class A3A, 5.400%, 08/15/11	3,732
3,145	Series 2007-B, Class A3A, 5.150%, 11/15/11	3,069
3,402	Series 2007-B, Class A4A, 5.240%, 07/15/12	3,151
3,180	Series 2008-A, Class A3A, 3.960%, 04/15/12	3,027
250	Series 2008-B, Class A3A, 4.280%, 05/15/12	237
235	Franklin Auto Trust, Series 2006-1, Class A3, 5.040%, 01/20/11	236
	GE Capital Credit Card Master Note Trust,
8,640	Series 2005-3, Class A, 4.130%, 06/15/13	8,438
3,465	Series 2006-1, Class A, 5.080%, 09/15/12	3,458
115	Series 2007-1, Class B, 4.950%, 03/15/13	96
1,525	Series 2007-3, Class A2, 5.400%, 06/15/13	1,513
120	Series 2007-3, Class B, 5.490%, 06/15/13	99
	GS Auto Loan Trust,
19	Series 2005-1, Class A3, 4.450%, 05/17/10	18
1,856	Series 2006-1, Class A3, 5.370%, 12/15/10	1,853
4,469	Series 2006-1, Class A4, 5.380%, 01/15/14	4,244
6,086	Series 2007-1, Class A3, 5.390%, 12/15/11	6,046
	Harley-Davidson Motorcycle Trust,
821	Series 2005-3, Class A2, 4.410%, 06/15/12	797
457	Series 2006-3, Class A3, 5.240%, 01/15/12	452
1,445	Series 2006-3, Class A4, 5.220%, 06/15/13	1,374
3,285	Series 2007-1, Class A4, 5.210%, 06/17/13	3,137
6,765	Series 2007-2, Class A3, 5.100%, 05/15/12	6,669
875	Series 2007-2, Class A4, 5.120%, 08/15/13	827
2,000	Series 2007-3, Class A4, 5.520%, 11/15/13	1,919
	Honda Auto Receivables Owner Trust,
483	Series 2005-5, Class A4, 4.690%, 02/15/11	484
3,085	Series 2006-2, Class A4, 5.280%, 01/23/12	3,118
549	Series 2006-3, Class A3, 5.120%, 10/15/10	553
1,265	Series 2006-3, Class A4, 5.110%, 04/15/12	1,275
1,306	Series 2007-1, Class A3, 5.100%, 03/18/11	1,318
3,500	Series 2007-1, Class A4, 5.090%, 07/18/13	3,522
	Household Automotive Trust,
3,752	Series 2005-2, Class A4, 4.550%, 07/17/12	3,646
223	Series 2005-3, Class A3, 4.800%, 10/18/10	223
1,654	Series 2005-3, Class A4, 4.940%, 11/19/12	1,590
2,502	Series 2006-1, Class A3, 5.430%, 06/17/11	2,469
445	Series 2006-1, Class A4, 5.520%, 03/18/13	418
1,590	Series 2006-3, Class A4, 5.340%, 09/17/13	1,490
3,589	Series 2007-1, Class A3, 5.300%, 11/17/11	3,515
1,865	Household Credit Card Master Note Trust I, Series 2006-1, Class A, 5.100%, 06/15/12	1,852
	Hyundai Auto Receivables Trust,
704	Series 2005-A, Class A4, 4.180%, 02/15/12	701
293	Series 2006-B, Class A3, 5.110%, 04/15/11	294
1,250	Series 2006-B, Class A4, 5.150%, 05/15/13	1,241
1,506	Series 2007-A, Class A3A, 5.040%, 01/17/12	1,508
466	Series 2007-A, Class A3B, VAR, 0.855%, 01/17/12	455
1,150	Series 2008-A, Class A2, 4.160%, 05/16/11	1,146
	John Deere Owner Trust,
776	Series 2006-A, Class A4, 5.390%, 06/17/13	777
248	Series 2007-A, Class A3, 5.040%, 07/15/11	247
3,762	Long Beach Auto Receivables Trust, Series 2007-A, Class A3, 4.972%, 10/15/11	3,684
	MBNA Credit Card Master Note Trust,
239	Series 2002-C1, Class C1, 6.800%, 07/15/14	141
1,075	Series 2003-C1, Class C1, VAR, 2.161%, 06/15/12	818
	MBNA Master Credit Card Trust,
65	Series 1999-B, Class C, 6.650%, 08/15/11 (e)	64
5,808	Series 1999-J, Class B, 7.400%, 02/15/12	5,692
1,630	Series 2000-E, Class A, 7.800%, 10/15/12	1,683
1,730	Morgan Stanley ABS Capital I, Series 2003-SD1, Class M1, VAR, 1.974%, 03/25/33 (i)	807
1,392	MSDWCC Heloc Trust, Series 2007-1, Class A, VAR, 0.574%, 12/25/31 (i)	516
	Nissan Auto Receivables Owner Trust,
2,947	Series 2005-C, Class A4, 4.310%, 03/15/11	2,945
143	Series 2007-B, Class A2, 5.130%, 03/15/10	143
4,210	Series 2007-B, Class A3, 5.030%, 05/16/11	4,226
3,625	Series 2007-B, Class A4, 5.160%, 03/17/14	3,630
2,700	Series 2008-A, Class A3, 3.890%, 08/15/11	2,681
640	Series 2008-A, Class A4, 4.280%, 06/16/14	627
70	Residential Asset Securities Corp., Series 2001-KS1, Class AI6, 6.349%, 03/25/32 (i)	45
39	Residential Funding Mortgage Securities II, Inc., Series 2000-HI1, Class AI7, SUB, 8.290%, 02/25/25	34
	USAA Auto Owner Trust,
583	Series 2005-4, Class A4, 4.890%, 08/15/12	584

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   123

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Asset-Backed Securities — Continued
520	Series 2006-3, Class A4, 5.360%, 06/15/12	524
778	Series 2006-4, Class A3, 5.010%, 06/15/11	780
2,463	Series 2007-1, Class A3, 5.430%, 10/17/11	2,477
931	Series 2007-2, Class A3, 4.900%, 02/15/12	934
900	Series 2008-3, Class A2, 3.580%, 03/15/11	896
955	Volkswagen Auto Loan Enhanced Trust, Series 2008-1, Class A3, 4.500%, 07/20/12	949
	Wachovia Auto Owner Trust,
1,042	Series 2005-B, Class A4, 4.840%, 04/20/11	1,039
4,394	Series 2005-B, Class A5, 4.930%, 11/20/12	4,334
895	Wells Fargo Financial Auto Owner Trust 2004-A, Series 2005-A, Class A4, 4.280%, 05/15/12	863
3,512	WFS Financial Owner Trust, Series 2005-1, Class A4, 3.870%, 08/17/12	3,481
	World Omni Auto Receivables Trust,
1,700	Series 2006-B, Class A4, 5.120%, 06/15/12	1,700
1,010	Series 2007-B, Class A3A, 5.280%, 01/17/12	1,002
	Total Asset-Backed Securities (Cost $235,489)	224,048
	Collateralized Mortgage Obligations — 13.5%
	Agency CMO — 11.2%
	Federal Home Loan Mortgage Corp. — Government National Mortgage Association,
2,067	Series 31, Class Z, 8.000%, 04/25/24	2,179
276	Series 56, Class Z, 7.500%, 09/20/26	289
	Federal Home Loan Mortgage Corp. REMICS,
35	Series 2, Class Z, 9.300%, 03/15/19	37
16	Series 12, Class A, 9.250%, 11/15/19	17
33	Series 16, Class D, 10.000%, 10/15/19	36
45	Series 17, Class I, 9.900%, 10/15/19	49
77	Series 23, Class F, 9.600%, 04/15/20	83
33	Series 26, Class F, 9.500%, 02/15/20	36
7	Series 81, Class A, 8.125%, 11/15/20	7
34	Series 85, Class C, 8.600%, 01/15/21	37
32	Series 99, Class Z, 9.500%, 01/15/21	35
5	Series 159, Class H, 4.500%, 09/15/21	5
8	Series 189, Class D, 6.500%, 10/15/21	8
—(h)	Series 1045, Class G, HB, 1,066.209%, 02/15/21	1
7	Series 1053, Class G, 7.000%, 03/15/21	8
21	Series 1056, Class KZ, 6.500%, 03/15/21	22
10	Series 1074, Class H, 8.500%, 05/15/21	11
34	Series 1082, Class C, 9.000%, 05/15/21	36
13	Series 1087, Class I, 8.500%, 06/15/21	14
38	Series 1125, Class Z, 8.250%, 08/15/21	40
40	Series 1142, Class IA, 7.000%, 10/15/21	42
6	Series 1169, Class G, 7.000%, 11/15/21	6
15	Series 1173, Class E, 6.500%, 11/15/21	16
78	Series 1343, Class LA, 8.000%, 08/15/22	85
21	Series 1424, Class F, VAR, 3.307%, 11/15/22	21
382	Series 1480, Class LZ, 7.500%, 03/15/23	401
1,016	Series 1560, Class Z, 7.000%, 08/15/23	1,066
108	Series 1641, Class FA, VAR, 1.450%, 12/15/13	108
2	Series 1701, Class PH, 6.500%, 03/15/09	2
177	Series 1702, Class TJ, 7.000%, 04/15/13	178
246	Series 1754, Class Z, 8.500%, 09/15/24	269
486	Series 1779, Class Z, 8.500%, 04/15/25	513
13	Series 1807, Class G, 9.000%, 10/15/20	13
1	Series 1838, Class H, 6.500%, 04/15/11	1
2,955	Series 2358, Class PD, 6.000%, 09/15/16	3,102
4,267	Series 2363, Class PF, 6.000%, 09/15/16	4,473
3,905	Series 2382, Class DA, 5.500%, 10/15/30	4,010
1,942	Series 2390, Class CH, 5.500%, 12/15/16	2,015
3,976	Series 2416, Class PR, 6.000%, 12/15/30	4,027
870	Series 2425, Class JH, 6.000%, 03/15/17	916
3,379	Series 2450, Class PE, 6.000%, 07/15/21	3,474
3,189	Series 2453, Class BD, 6.000%, 05/15/17	3,358
2,095	Series 2458, Class OE, 6.000%, 06/15/17	2,207
3,792	Series 2479, Class PE, 6.000%, 05/15/31	3,833
1,529	Series 2496, Class BK, 5.500%, 09/15/17	1,594
1,106	Series 2503, Class TG, 5.500%, 09/15/17	1,155
1,190	Series 2508, Class AQ, 5.500%, 10/15/17	1,241
5,477	Series 2513, Class DB, 5.000%, 10/15/17	5,622
716	Series 2519, Class HB, 5.000%, 10/15/21	729
536	Series 2526, Class CA, 5.000%, 06/15/16	543
1,071	Series 2528, Class VA, 5.500%, 12/15/12	1,105
177	Series 2534, Class HM, 4.500%, 10/15/16	179
841	Series 2575, Class KA, 5.000%, 11/15/17	863
4,896	Series 2578, Class DA, 4.500%, 09/15/16	4,963
918	Series 2579, Class GQ, 4.000%, 01/15/17	926
1,785	Series 2583, Class TD, 4.500%, 12/15/13	1,816
1,500	Series 2587, Class WB, 5.000%, 11/15/16	1,536
626	Series 2617, Class UM, 4.000%, 05/15/15	630
3,832	Series 2632, Class NE, 4.000%, 06/15/13	3,865
466	Series 2640, Class VM, 4.500%, 12/15/21	473
5,711	Series 2641, Class KJ, 4.000%, 01/15/18	5,745
1,133	Series 2643, Class ME, 3.500%, 03/15/18	1,126
12,591	Series 2645, Class SP, IF, IO, 6.695%, 07/15/26	488

SEE NOTES TO FINANCIAL STATEMENTS.

124   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
1,500	Series 2666, Class OC, 5.500%, 01/15/22	1,571
46	Series 2668, Class AD, 4.000%, 01/15/15	47
834	Series 2685, Class MX, 4.000%, 07/15/16	842
832	Series 2686, Class SO, IF, 13.290%, 07/15/26	842
1,248	Series 2718, Class TC, 5.000%, 04/15/27	1,271
868	Series 2755, Class PA, PO, 02/15/29	778
3,875	Series 2763, Class PD, 4.500%, 12/15/17	3,958
638	Series 2763, Class TA, 4.000%, 03/15/11	649
5,595	Series 2765, Class CA, 4.000%, 07/15/17	5,640
930	Series 2780, Class YP, 7.500%, 08/15/18	999
614	Series 2782, Class HE, 4.000%, 09/15/17	619
1,000	Series 2786, Class PC, 4.500%, 10/15/16	1,014
3,992	Series 2812, Class AB, 4.500%, 10/15/18	4,064
794	Series 2825, Class VP, 5.500%, 06/15/15	833
4,000	Series 2836, Class PX, 4.000%, 05/15/18	4,045
494	Series 2851, Class BD, 4.000%, 02/15/20	498
5,522	Series 2875, Class HA, 4.000%, 11/15/18	5,543
3,770	Series 2924, Class DA, 4.500%, 02/15/19	3,835
820	Series 2927, Class YN, 4.500%, 10/15/32	841
1,275	Series 2955, Class OC, 5.000%, 02/15/24	1,289
2,135	Series 2956, Class LD, 5.000%, 05/15/18	2,180
2,070	Series 2962, Class WJ, 5.500%, 06/15/24	2,141
3,698	Series 2993, Class MN, 5.000%, 06/15/23	3,793
881	Series 3001, Class YN, 4.500%, 06/15/33	905
2,159	Series 3005, Class PV, IF, 12.014%, 10/15/33	2,166
4,810	Series 3036, Class NB, 5.000%, 01/15/29	4,975
926	Series 3047, Class OB, 5.500%, 12/15/33	962
1,674	Series 3082, Class PE, 5.000%, 12/15/23	1,696
662	Series 3151, Class PA, 6.000%, 03/15/26	676
1,873	Series 3173, Class PH, 6.000%, 09/15/27	1,922
10,983	Series 3192, Class GA, 6.000%, 03/15/27	11,250
7,381	Series 3205, Class PA, 6.000%, 04/15/27	7,573
4,348	Series 3234, Class MA, 4.500%, 03/15/28	4,406
3,579	Series 3242, Class NC, 5.750%, 12/15/28	3,681
5,181	Series 3242, Class PA, 5.750%, 11/15/29	5,328
6,558	Series 3280, Class MA, 5.500%, 05/15/26	6,696
18,818	Series 3305, Class IW, IF, IO, 5.995%, 04/15/37	1,357
1,518	Series 3329, Class JA, 6.000%, 08/15/28	1,563
5,562	Series 3356, Class PA, 6.000%, 11/15/26	5,690
1,807	Series 3363, Class A, 5.000%, 07/15/16	1,851
3,347	Series R008, Class FK, VAR, 0.855%, 07/15/23	3,268
81	Federal Home Loan Mortgage Corp. Structured Pass-Through Securities, Series T-20, Class A6, SUB, 7.990%, 09/25/29	81
	Federal National Mortgage Association REMICS,
26	Series 1988-7, Class Z, 9.250%, 04/25/18	29
31	Series 1988-13, Class C, 9.300%, 05/25/18	34
25	Series 1988-15, Class A, 9.000%, 06/25/18	28
26	Series 1988-16, Class B, 9.500%, 06/25/18	29
20	Series 1989-2, Class D, 8.800%, 01/25/19	20
54	Series 1989-27, Class Y, 6.900%, 06/25/19	57
14	Series 1989-54, Class E, 8.400%, 08/25/19	15
14	Series 1989-66, Class J, 7.000%, 09/25/19	15
11	Series 1989-70, Class G, 8.000%, 10/25/19	12
227	Series 1989-72, Class E, 9.350%, 10/25/19	253
30	Series 1989-89, Class H, 9.000%, 11/25/19	32
14	Series 1989-96, Class H, 9.000%, 12/25/19	15
18	Series 1990-7, Class B, 8.500%, 01/25/20	19
15	Series 1990-12, Class G, 4.500%, 02/25/20	15
347	Series 1990-19, Class G, 9.750%, 02/25/20	387
59	Series 1990-58, Class J, 7.000%, 05/25/20	63
60	Series 1990-61, Class H, 7.000%, 06/25/20	64
29	Series 1990-106, Class J, 8.500%, 09/25/20	31
12	Series 1990-109, Class J, 7.000%, 09/25/20	12
37	Series 1990-111, Class Z, 8.750%, 09/25/20	40
16	Series 1990-117, Class E, 8.950%, 10/25/20	18
17	Series 1990-123, Class G, 7.000%, 10/25/20	18
16	Series 1990-132, Class Z, 7.000%, 11/25/20	16
704	Series 1990-137, Class X, 9.000%, 12/25/20	763
6	Series 1991-53, Class J, 7.000%, 05/25/21	6
51	Series 1991-130, Class C, 9.000%, 09/25/21	57
142	Series 1992-81, Class ZB, 8.500%, 04/25/22	145
4	Series 1992-96, Class B, PO, 05/25/22	4
12	Series 1993-165, Class SN, IF, 11.471%, 09/25/23	12
177	Series 1993-220, Class PJ, 6.000%, 11/25/13	180
1	Series 1993-225, Class MC, PO, 11/25/23	1
95	Series 1993-235, Class G, PO, 09/25/23	78
2	Series 1994-32, Class Z, 6.500%, 03/25/09	2
1	Series 1994-33, Class H, 6.000%, 03/25/09	1
148	Series 1994-62, Class PH, 6.900%, 11/25/23	149
2	Series 1997-46, Class PN, 6.500%, 07/18/12	2
13	Series 1997-55, Class B, 7.000%, 02/18/27	14
16	Series 2001-7, Class PQ, 6.000%, 10/25/15	16
3,373	Series 2002-2, Class MG, 6.000%, 02/25/17	3,547
1,849	Series 2002-3, Class OG, 6.000%, 02/25/17	1,942
3,412	Series 2002-28, Class LD, 6.000%, 05/25/17	3,586
1,986	Series 2002-58, Class HC, 5.500%, 09/25/17	2,067
3,896	Series 2002-59, Class UC, 5.500%, 09/25/17	4,059

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   125

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
1,225	Series 2002-63, Class KC, 5.000%, 10/25/17	1,256
3,000	Series 2003-3, Class PD, 5.000%, 08/25/16	3,069
708	Series 2003-21, Class M, 5.000%, 02/25/17	722
1,198	Series 2003-46, Class VX, 6.000%, 10/25/15	1,213
2,500	Series 2003-86, Class DM, 4.000%, 09/25/10	2,584
5,719	Series 2003-92, Class HP, 4.500%, 09/25/18	5,835
894	Series 2003-108, Class HA, 5.000%, 01/25/27	907
4,552	Series 2003-113, Class PC, 4.000%, 03/25/15	4,583
3,226	Series 2003-120, Class BQ, 4.000%, 09/25/16	3,252
569	Series 2004-101, Class AR, 5.500%, 01/25/35	593
1,750	Series 2005-1, Class HC, 5.000%, 09/25/28	1,800
1,251	Series 2005-27, Class TH, 5.500%, 07/25/31	1,286
1,742	Series 2005-40, Class YA, 5.000%, 09/25/20	1,785
1,880	Series 2005-47, Class AN, 5.000%, 12/25/16	1,914
693	Series 2005-48, Class OM, 5.000%, 03/25/30	713
3,595	Series 2005-68, Class JK, 5.250%, 05/25/35	3,662
5,638	Series 2005-83, Class LJ, 5.000%, 10/25/35	5,664
843	Series 2005-84, Class MB, 5.750%, 10/25/35	883
5,000	Series 2006-39, Class WB, 5.500%, 10/25/30	5,185
1,218	Series 2006-81, Class NA, 6.000%, 02/25/27	1,244
7,213	Series 2006-102, Class MA, 6.000%, 07/25/27	7,386
3,141	Series 2007-16, Class FC, VAR, 1.224%, 03/25/37	2,879
9,079	Series 2007-22, Class SC, IF, IO, 5.606%, 03/25/37	719
7,335	Series 2007-47, Class PA, 5.000%, 02/25/28	7,539
4,882	Series 2007-79, Class MA, 5.500%, 12/25/28	5,020
17,480	Series 2008-18, Class SE, IF, IO, 5.796%, 03/25/38	1,330
25	Series G-11, Class Z, 8.500%, 05/25/21	26
12	Series G-22, Class ZT, 8.000%, 12/25/16	12
22	Series G-41, Class PT, 7.500%, 10/25/21	23
46	Series G92-35, Class E, 7.500%, 07/25/22	50
23	Series G92-40, Class ZC, 7.000%, 07/25/22	24
219	Series G92-44, Class ZQ, 8.000%, 07/25/22	234
51	Series G92-54, Class ZQ, 7.500%, 09/25/22	55
	Federal National Mortgage Association STRIPS,
11	Series 25, Class 1, 6.000%, 02/01/13	11
227	Series 108, Class 1, PO, 03/01/20	219
4	Series 268, Class 2, IO, 9.000%, 02/01/23	1
—(h)	Series B, Class 1, 6.000%, 05/01/09	—	(h)
4	Federal National Mortgage Association Whole Loan, Series 1995-W3, Class A, 9.000%, 04/25/25	4
158	Government National Mortgage Association, Series 1997-12, Class D, 7.500%, 09/20/27	164
33	Vendee Mortgage Trust, Series 1994-3C, Class 3, 9.784%, 03/15/21	36
		276,758
	Non-Agency CMO — 2.3%
	ABN Amro Mortgage Corp.,
357	Series 2003-7, Class A3, 4.500%, 07/25/18	349
2,987	Series 2003-9, Class A2, 4.500%, 08/25/18	2,833
	Banc of America Mortgage Securities, Inc.,
3,000	Series 2004-E, Class 2A5, VAR, 4.112%, 06/25/34 (i)	2,422
5,369	Series 2004-F, Class 2A6, VAR, 4.191%, 07/25/34	5,247
937	Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-7, Class 3A, VAR, 4.948%, 10/25/33 (i)	768
3,994	Cendant Mortgage Corp., Series 2004-3, Class A3, VAR, 5.511%, 06/25/34	3,891
4,277	Citigroup Mortgage Loan Trust, Inc., Series 2003-UP3, Class A1, 7.000%, 09/25/33	3,957
425	Countrywide Alternative Loan Trust, Series 2003-J3, Class 2A1, 6.250%, 12/25/33 (i)	354
4,984	Countrywide Home Loan Mortgage Pass Through Trust, Series 2003-J13, Class 1A5, 5.250%, 11/25/14	4,473
2,646	Credit Suisse Mortgage Capital Certificates, Series 2007-5, Class 5A5, VAR, 5.500%, 12/25/14 (i)	2,484
641	First Horizon Alternative Mortgage Securities, Series 2005-FA7, Class 1A5, 5.500%, 10/25/35	598
	GMAC Mortgage Corp. Loan Trust,
16	Series 2003-J1, Class A3, 5.250%, 03/25/18	16
1,036	Series 2003-J4, Class 2A1, 4.750%, 09/25/18	1,054
2,832	Impac Secured Assets CMN Owner Trust, Series 2004-4, Class 2A2, VAR, 0.834%, 02/25/35 (i)	1,211
19	Kidder Peabody Mortgage Assets Trust, Series A, Class A1, 6.500%, 02/22/17	20
486	MASTR Alternative Loans Trust, Series 2004-8, Class 6A1, 5.500%, 09/25/19	431
735	MASTR Asset Securitization Trust, Series 2003-4, Class 2A2, 5.000%, 05/25/18	729
3,346	Merrill Lynch Mortgage Investors, Inc., Series 2005-A6, Class 2A2, VAR, 0.754%, 08/25/35 (i)	2,007

SEE NOTES TO FINANCIAL STATEMENTS.

126   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Non-Agency CMO — Continued
11	Merrill Lynch Trust, Series 44, Class G, 9.000%, 08/20/20	11
1,290	Morgan Stanley Mortgage Loan Trust, Series 2004-1, Class 1A3, 5.000%, 11/25/18	1,151
	Nomura Asset Acceptance Corp.,
2,497	Series 2005-AR1, Class 1A1, VAR, 5.085%, 02/25/35 (i)	1,476
1,603	Series 2005-AR2, Class 3A1, VAR, 0.724%, 05/25/35 (i)	651
3,628	Series 2005-AR6, Class 4A1, VAR, 0.734%, 12/25/35 (i)	1,456
14	Paine Webber CMO Trust, Series L, Class 4, 8.950%, 07/01/18	15
1,000	Residential Accredit Loans, Inc., Series 2003-QR24, Class A7, 4.000%, 07/25/33 (i)	699
2,079	Residential Asset Mortgage Products, Inc., Series 2004-SL1, Class A5, 6.000%, 11/25/31	2,047
14	Salomon Brothers Mortgage Securities VII, Inc., Series 2000-UP1, Class A2, 8.000%, 09/25/30	11
3,763	Structured Asset Securities Corp., Series 2003-31A, Class B1, VAR, 5.085%, 10/25/33 (i)	1,954
	WaMu Mortgage Pass-Through Certificates,
91	Series 2003-S3, Class 1A31, 5.250%, 06/25/33	91
1,385	Series 2004-AR7, Class A6, VAR, 3.939%, 07/25/34	1,371
3,571	Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2002-MS3, Class 1A4, 6.500%, 05/25/32	3,566
	Wells Fargo Mortgage Backed Securities Trust,
1,290	Series 2003-12, Class A3, 5.000%, 11/25/18	1,275
6,907	Series 2003-K, Class 1A1, VAR, 4.486%, 11/25/33 (i)	5,660
190	Series 2003-K, Class 1A2, VAR, 4.486%, 11/25/33 (i)	151
3,531	Series 2006-AR11, Class A4, VAR, 5.510%, 08/25/36	3,011
1,217	Series 2006-AR17, Class A1, VAR, 5.327%, 10/25/36 (i)	680
		58,120
	Total Collateralized Mortgage Obligations (Cost $341,665)	334,878
	Commercial Mortgage-Backed Securities — 1.6%
	Banc of America Commercial Mortgage, Inc.,
740	Series 2000-1, Class A2A, VAR, 7.333%, 11/15/31	742
3,420	Series 2004-5, Class A3, 4.561%, 11/10/41	2,823
	Bear Stearns Commercial Mortgage Securities,
1,894	Series 1999-WF2, Class A2, 7.080%, 07/15/31	1,890
5,918	Series 2002-TOP6, Class A2, 6.460%, 10/15/36	5,721
845	Citigroup Commercial Mortgage Trust, Series 2006-C4, Class A1, VAR, 5.725%, 03/15/49	832
1,330	Commercial Mortgage Asset Trust, Series 1999-C1, Class A4, VAR, 6.975%, 01/17/32	1,216
2,266	CS First Boston Mortgage Securities Corp., Series 2002-CKS4, Class A1, 4.485%, 11/15/36	2,164
	DLJ Commercial Mortgage Corp.,
309	Series 1999-CG2, Class A1B, VAR, 7.300%, 06/10/32	308
1,995	Series 1999-CG3, Class A1B, 7.340%, 10/10/32	1,990
2,000	GS Mortgage Securities Corp. II, Series 2001-GL3A, Class A2, VAR, 6.449%, 08/05/18 (e)	1,953
3,195	Merrill Lynch Mortgage Trust, Series 2004-BPC1, Class A2, 4.071%, 10/12/41	3,073
	Morgan Stanley Capital I,
3,500	Series 1999-LIFE, Class B, VAR, 7.236%, 04/15/33	3,494
1,135	Series 2006-T23, Class A1, 5.682%, 08/12/41	1,040
2,250	Morgan Stanley Dean Witter Capital I, Series 2001-280, Class A2, 6.494%, 02/03/16 (e)	2,382
7,443	Prudential Commercial Mortgage Trust, Series 2003-PWR1, Class A1, 3.669%, 02/11/36	7,059
2,088	TIAA Retail Commercial Trust, Series 2001-C1A, Class A4, VAR, 6.680%, 06/19/31 (e)	2,077
	Total Commercial Mortgage-Backed Securities (Cost $40,707)	38,764
	Corporate Bonds — 12.3%
	Automobiles — 0.0% (g)
1,000	Daimler Finance North America LLC, 5.750%, 09/08/11	942
	Beverages — 0.0% (g)
1,020	Coca-Cola Enterprises, Inc., 8.500%, 02/01/12	1,137
	Capital Markets — 1.5%
	Bank of New York Mellon Corp. (The),
1,500	4.500%, 04/01/13	1,470
1,500	4.950%, 11/01/12	1,509
380	5.125%, 08/27/13	377
	Bear Stearns Cos., Inc. (The),
1,000	4.500%, 10/28/10 (y)	992
500	4.550%, 06/23/10 (y)	496

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   127

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Capital Markets — Continued
2,300	Citicorp, 7.250%, 10/15/11	2,223
	Credit Suisse USA, Inc.,
2,000	4.700%, 06/01/09	2,008
1,400	5.500%, 08/15/13	1,376
500	6.125%, 11/15/11	506
800	6.500%, 01/15/12	824
	Goldman Sachs Group, Inc. (The),
2,000	5.000%, 01/15/11	1,971
950	5.250%, 04/01/13 (c)	892
3,000	6.600%, 01/15/12	3,009
2,000	6.650%, 05/15/09	2,009
	Lehman Brothers Holdings, Inc.,
2,225	3.950%, 11/10/09 (d)	289
500	5.750%, 07/18/11 (d)	65
1,062	6.625%, 01/18/12 (d)	138
	Merrill Lynch & Co., Inc.,
1,000	4.125%, 09/10/09	985
4,710	4.790%, 08/04/10	4,336
685	6.150%, 04/25/13	633
	Morgan Stanley,
3,073	4.250%, 05/15/10	2,998
500	5.750%, 08/31/12	484
3,000	6.600%, 04/01/12	2,979
2,160	Northern Trust Corp., 5.300%, 08/29/11	2,183
2,000	State Street Corp., 7.650%, 06/15/10	1,996
		36,748
	Chemicals — 0.4%
845	Air Products & Chemicals, Inc., 4.150%, 02/01/13	828
1,500	Monsanto Co., 7.375%, 08/15/12	1,648
3,500	Potash Corp. of Saskatchewan, (Canada), 7.750%, 05/31/11	3,706
1,800	PPG Industries, Inc., 5.750%, 03/15/13	1,810
1,920	Praxair, Inc., 3.950%, 06/01/13 (c)	1,917
		9,909
	Commercial Banks — 2.3%
1,000	American Express Bank FSB, 5.500%, 04/16/13	946
1,530	American Express Centurion Bank, 4.375%, 07/30/09	1,513
	BB&T Corp.,
3,025	4.750%, 10/01/12	2,897
550	6.500%, 08/01/11	561
2,185	Branch Banking & Trust Co., 4.875%, 01/15/13	2,140
1,635	Credit Suisse, (Switzerland), 5.000%, 05/15/13	1,579
1,400	FleetBoston Financial Corp., 7.375%, 12/01/09	1,382
1,900	HSBC Holdings plc, (United Kingdom), 7.500%, 07/15/09	1,909
750	KeyBank N.A., 5.700%, 08/15/12	708
695	Keycorp, 6.500%, 05/14/13	686
1,525	M&I Marshall & Ilsley Bank, 5.150%, 02/22/12	1,441
3,025	Marshall & Ilsley Corp., 4.375%, 08/01/09	3,008
1,213	Mellon Funding Corp., 6.400%, 05/14/11	1,263
500	National City Bank, 4.500%, 03/15/10	497
2,751	National City Corp., 3.125%, 04/30/09	2,744
1,735	PNC Funding Corp., 4.500%, 03/10/10	1,705
2,320	Republic New York Corp., 7.750%, 05/15/09	2,322
	SunTrust Banks, Inc.,
580	4.250%, 10/15/09	577
1,500	5.250%, 11/05/12	1,506
2,000	6.375%, 04/01/11	1,999
500	U.S. Bancorp, 4.500%, 07/29/10	505
2,250	U.S. Bank N.A., 6.375%, 08/01/11	2,365
5,400	Union Planters Corp., 4.375%, 12/01/10	5,132
3,900	Wachovia Bank N.A., 7.800%, 08/18/10	4,044
1,115	Wachovia Corp., 5.500%, 05/01/13	1,074
	Wells Fargo & Co.,
1,000	4.200%, 01/15/10	999
5,030	5.250%, 10/23/12	4,926
2,240	6.375%, 08/01/11	2,250
3,200	Wells Fargo Bank N.A., 6.450%, 02/01/11	3,234
		55,912
	Commercial Services & Supplies — 0.0% (g)
1,100	Waste Management, Inc., 6.375%, 11/15/12	1,107
	Communications Equipment — 0.0% (g)
900	Cisco Systems, Inc., 5.250%, 02/22/11	952
	Computers & Peripherals — 0.2%
	Hewlett-Packard Co.,
350	4.500%, 03/01/13	353
2,500	4.750%, 06/02/14	2,487
	International Business Machines Corp.,
450	6.500%, 10/15/13	497
650	7.500%, 06/15/13	738
		4,075
	Consumer Finance — 1.0%
700	American General Finance Corp., 4.875%, 05/15/10	348
3,000	Boeing Capital Corp., 6.500%, 02/15/12	3,162

SEE NOTES TO FINANCIAL STATEMENTS.

128   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Consumer Finance — Continued
	Capital One Bank USA N.A.,
1,000	5.000%, 06/15/09	992
767	5.750%, 09/15/10	760
	HSBC Finance Corp.,
3,000	4.125%, 11/16/09	2,975
3,500	5.900%, 06/19/12 (c)	3,404
1,205	6.750%, 05/15/11	1,213
1,485	7.000%, 05/15/12	1,477
2,995	8.000%, 07/15/10	3,042
5,000	International Lease Finance Corp., 3.500%, 04/01/09	4,947
1,420	John Deere Capital Corp., 5.650%, 07/25/11	1,470
500	MBNA Corp., 7.500%, 03/15/12	461
1,000	SLM Corp., 4.000%, 01/15/10	845
		25,096
	Diversified Financial Services — 2.4%
500	Allstate Life Global Funding Trusts, 5.375%, 04/30/13	493
	Associates Corp. of North America,
1,896	8.150%, 08/01/09	1,916
340	8.550%, 07/15/09	344
	Bank of America Corp.,
1,500	4.500%, 08/01/10	1,411
1,755	4.900%, 05/01/13	1,546
1,790	7.125%, 03/01/09	1,790
388	7.125%, 10/15/11	355
950	7.400%, 01/15/11	882
1,000	7.800%, 02/15/10	950
1,543	BHP Billiton Finance USA Ltd., (Australia), 5.000%, 12/15/10	1,575
	Caterpillar Financial Services Corp.,
800	4.850%, 12/07/12	764
1,315	4.900%, 08/15/13	1,262
600	5.125%, 10/12/11	606
790	6.200%, 09/30/13	798
	CIT Group, Inc.,
1,500	4.125%, 11/03/09	1,402
4,118	4.250%, 02/01/10	3,472
2,350	7.625%, 11/30/12	1,841
	Citigroup, Inc.,
1,000	4.250%, 07/29/09	980
4,000	5.850%, 07/02/13	3,613
2,075	6.000%, 02/21/12	1,814
889	6.200%, 03/15/09	890
2,440	CME Group, Inc., 5.400%, 08/01/13	2,431
	General Electric Capital Corp.,
1,500	4.000%, 06/15/09 (c)	1,501
1,870	4.875%, 10/21/10	1,887
3,600	5.200%, 02/01/11	3,616
10,500	5.250%, 10/19/12	10,309
1,000	5.875%, 02/15/12	1,000
2,925	6.000%, 06/15/12	2,910
950	8.300%, 09/20/09	974
890	Genworth Global Funding Trusts, 5.200%, 10/08/10	815
	Pricoa Global Funding I,
500	4.200%, 01/15/10 (e)	491
1,000	5.625%, 05/24/11 (e)	977
	Textron Financial Corp.,
1,000	5.125%, 11/01/10	717
750	5.125%, 02/03/11	512
175	USAA Capital Corp., 4.640%, 12/15/09 (e)	176
1,900	Wells Fargo Financial, Inc., 6.850%, 07/15/09	1,909
		58,929
	Diversified Telecommunication Services — 0.8%
	AT&T, Inc.,
5,635	4.950%, 01/15/13	5,647
1,875	5.875%, 02/01/12	1,938
2,900	6.700%, 11/15/13	3,068
2,025	British Telecommunications plc, (United Kingdom), 8.625%, 12/15/10	2,110
2,000	Deutsche Telekom International Finance BV, (Netherlands), 5.375%, 03/23/11	2,043
2,000	Telefonica Emisiones S.A.U., (Spain), 5.855%, 02/04/13	2,050
785	Verizon Global Funding Corp., 7.250%, 12/01/10	829
410	Verizon Maryland, Inc., 6.125%, 03/01/12	414
700	Verizon Wireless Capital LLC, 5.550%, 02/01/14 (e)	696
		18,795
	Electric Utilities — 0.3%
200	CenterPoint Energy Houston Electric LLC, 7.000%, 03/01/14	206
1,000	FPL Group Capital, Inc., 5.350%, 06/15/13	1,016
2,400	Midamerican Funding LLC, 6.750%, 03/01/11	2,473
650	Northern States Power, 4.750%, 08/01/10	655
460	Ohio Power Co., 5.750%, 09/01/13	467
670	Spectra Energy Capital LLC, 7.500%, 10/01/09	683

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   129

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Electric Utilities — Continued
760	Virginia Electric and Power Co., 5.100%, 11/30/12	769
		6,269
	Electronic Equipment, Instruments & Components — 0.1%
1,500	Arrow Electronics, Inc., 6.875%, 07/01/13	1,388
	FDIC Guaranteed Securities (˜) — 0.4%
3,530	General Electric Capital Corp., 3.000%, 12/09/11 (c)	3,608
3,150	Morgan Stanley, 3.250%, 12/01/11	3,248
2,220	Wells Fargo & Co., 3.000%, 12/09/11 (c)	2,279
		9,135
	Food & Staples Retailing — 0.1%
1,245	Kroger Co. (The), 8.050%, 02/01/10	1,284
1,000	Wal-Mart Stores, Inc., 4.000%, 01/15/10	1,020
		2,304
	Food Products — 0.2%
1,000	Cargill, Inc., 5.200%, 01/22/13 (e)	974
1,000	Diageo Investment Corp., 9.000%, 08/15/11	1,104
545	General Mills, Inc., 5.250%, 08/15/13	558
600	HJ Heinz Finance Co., 6.625%, 07/15/11	630
710	Kellogg Co., 4.250%, 03/06/13	708
		3,974
	Gas Utilities — 0.5%
4,450	Atmos Energy Corp., 4.000%, 10/15/09	4,424
625	CenterPoint Energy Resources Corp., 7.750%, 02/15/11	633
5,180	Nisource Finance Corp., 7.875%, 11/15/10	5,073
860	Schlumberger Technology Corp., 6.500%, 04/15/12 (e)	913
2,635	TransCanada Pipelines Ltd., (Canada), 4.000%, 06/15/13	2,500
		13,543
	Health Care Equipment & Supplies — 0.0% (g)
255	Baxter International, Inc., 4.000%, 03/01/14	255
	Health Care Providers & Services — 0.0% (g)
	WellPoint, Inc.,
215	6.000%, 02/15/14	215
550	6.375%, 01/15/12	561
		776
	Household Durables — 0.0% (g)
126	Fortune Brands, Inc., 5.125%, 01/15/11	124
	Household Products — 0.0% (g)
905	Kimberly-Clark Corp., 5.625%, 02/15/12	929
	Industrial Conglomerates — 0.1%
1,180	Honeywell International, Inc., 7.500%, 03/01/10	1,246
1,170	Textron, Inc., 4.500%, 08/01/10	885
		2,131
	Insurance — 0.3%
1,505	Berkshire Hathaway Finance Corp., 5.000%, 08/15/13	1,554
1,000	Jackson National Life Global Funding, 5.125%, 02/10/11 (e)	963
800	Pacific Life Global Funding, 5.150%, 04/15/13 (c) (e)	780
	Principal Life Income Funding Trusts,
1,835	5.150%, 06/17/11	1,707
1,000	5.300%, 04/24/13	953
500	Travelers Property Casualty Corp., 5.000%, 03/15/13	492
		6,449
	Machinery — 0.1%
1,475	Deere & Co., 6.950%, 04/25/14	1,601
100	PACCAR, Inc., 6.375%, 02/15/12	103
		1,704
	Media — 0.1%
850	Comcast Cable Communications Holdings, Inc., 8.375%, 03/15/13	907
868	Thomson Reuters Corp., (Canada), 6.200%, 01/05/12	866
670	Time Warner Cable, Inc., 6.200%, 07/01/13	649
585	Walt Disney Co. (The), 4.700%, 12/01/12	602
		3,024
	Multiline Retail — 0.0% (g)
1,190	Target Corp., 5.125%, 01/15/13	1,227
	Multi-Utilities — 0.1%
425	Dominion Resources, Inc., 4.750%, 12/15/10	427
1,210	Sempra Energy, 6.000%, 02/01/13	1,217
		1,644
	Oil, Gas & Consumable Fuels — 0.4%
800	Chevron Corp., 3.950%, 03/03/14	805
	ConocoPhillips,
1,145	4.750%, 02/01/14	1,158
2,930	9.375%, 02/15/11	3,252

SEE NOTES TO FINANCIAL STATEMENTS.

130   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Oil, Gas & Consumable Fuels — Continued
2,000	ConocoPhillips Australia Funding Co., 5.500%, 04/15/13	2,079
1,600	Devon Financing Corp. ULC, (Canada), 6.875%, 09/30/11	1,684
675	Marathon Oil Canada Corp., (Canada), 8.375%, 05/01/12	701
1,000	XTO Energy, Inc., 4.625%, 06/15/13	956
		10,635
	Paper & Forest Products — 0.1%
	Willamette Industries, Inc.,
750	6.450%, 06/18/09	755
1,000	6.450%, 07/14/09	1,008
		1,763
	Pharmaceuticals — 0.1%
2,000	GlaxoSmithKline Capital, Inc., 4.850%, 05/15/13	2,097
	Road & Rail — 0.3%
	Burlington Northern Santa Fe Corp.,
1,440	6.125%, 03/15/09	1,441
3,120	6.750%, 07/15/11	3,299
539	Canadian National Railway Co., (Canada), 6.375%, 10/15/11	575
	Norfolk Southern Corp.,
1,625	6.750%, 02/15/11	1,701
400	8.625%, 05/15/10	418
645	Union Pacific Corp., 6.500%, 04/15/12	676
		8,110
	Software — 0.1%
1,371	Intuit, Inc., 5.400%, 03/15/12	1,280
1,800	Oracle Corp., 4.950%, 04/15/13 (c)	1,882
		3,162
	Specialty Retail — 0.2%
	Home Depot, Inc.,
1,795	4.625%, 08/15/10	1,803
680	5.250%, 12/16/13	659
1,215	Lowe’s Cos, Inc., 8.250%, 06/01/10	1,286
1,175	Staples, Inc., 9.750%, 01/15/14	1,233
		4,981
	Thrifts & Mortgage Finance — 0.2%
3,500	Countrywide Home Loans, Inc., 4.125%, 09/15/09	3,468
1,100	Golden West Financial Corp., 4.750%, 10/01/12	1,062
1,000	Wachovia Mortgage FSB, 4.500%, 06/15/09	997
		5,527
	Wireless Telecommunication Services — 0.0% (g)
425	Vodafone Group plc, (United Kingdom), VAR, 2.336%, 06/15/11	393
	Total Corporate Bonds (Cost $315,376)	305,146
	Mortgage Pass-Through Securities — 13.8%
	Federal Home Loan Mortgage Corp.,
499	ARM, 4.620%, 03/01/35	508
157	ARM, 4.689%, 01/01/27	159
200	ARM, 4.979%, 12/01/27	200
1,542	ARM, 5.578%, 07/01/36	1,598
24	ARM, 5.692%, 12/01/17	25
6,221	ARM, 5.996%, 08/01/36	6,493
1,248	ARM, 5.998%, 08/01/37	1,296
8,513	ARM, 6.040%, 12/01/36	8,832
6,637	ARM, 6.059%, 03/01/37	6,895
3,304	ARM, 6.135%, 10/01/37	3,426
8	ARM, 6.331%, 01/01/27	9
2,521	ARM, 6.351%, 06/01/36	2,604
	Federal Home Loan Mortgage Corp. Gold Pools, 15 Year, Single Family,
10,867	4.000%, 07/01/18 – 07/01/19	10,925
5,444	4.500%, 04/01/16 – 10/01/18	5,567
30,927	5.000%, 03/01/18 – 04/01/19	32,014
13,403	5.500%, 11/01/12 – 12/01/20	13,958
14,708	6.000%, 08/01/09 – 06/01/20	15,375
4	6.250%, 07/01/09	4
6,432	6.500%, 04/01/09 – 01/01/17	6,753
198	7.000%, 10/01/10 – 03/01/15	205
42	7.500%, 08/01/09 – 11/01/11	44
59	8.000%, 09/01/09 – 01/01/12	61
33	8.500%, 05/01/10	34
	Federal Home Loan Mortgage Corp. Gold Pools, 30 Year, Single Family,
969	6.000%, 07/01/32	1,012
3	6.500%, 07/01/13	3
	Federal Home Loan Mortgage Corp. Gold Pools, Other,
59	6.000%, 01/01/19	62
163	6.500%, 08/01/18 – 05/01/21	172
97	7.000%, 03/01/14	102
463	7.500%, 10/01/16 – 07/01/18	496

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   131

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Mortgage Pass-Through Securities — Continued
	Federal Home Loan Mortgage Corp., 30 Year, Single Family,
109	8.000%, 09/01/09 – 05/01/19	115
16	8.250%, 08/01/17	16
2	8.750%, 05/01/09 – 05/01/11	2
	Federal National Mortgage Association,
46	ARM, 4.296%, 01/01/19	46
57	ARM, 4.381%, 07/01/27	56
85	ARM, 4.536%, 03/01/19	84
375	ARM, 4.828%, 01/01/35	382
3,568	ARM, 4.902%, 09/01/34	3,619
1,797	ARM, 4.970%, 12/01/35	1,841
39	ARM, 5.000%, 11/01/16	39
26	ARM, 5.115%, 06/01/27	27
24	ARM, 5.124%, 05/01/25	24
1,634	ARM, 5.216%, 01/01/37	1,682
1	ARM, 5.220%, 10/01/27	1
12	ARM, 5.347%, 10/01/25	12
870	ARM, 5.373%, 04/01/36	883
785	ARM, 5.458%, 12/01/36	811
1,645	ARM, 5.500%, 07/01/36	1,704
1,634	ARM, 5.666%, 10/01/36	1,692
3,453	ARM, 5.799%, 04/01/37	3,574
3,880	ARM, 5.819%, 03/01/47	4,035
16	ARM, 5.855%, 08/01/19	17
7,143	ARM, 5.885%, 04/01/38	7,402
2,691	ARM, 5.923%, 12/01/36	2,789
1,546	ARM, 5.929%, 08/01/36	1,598
36	ARM, 6.019%, 08/01/17	37
5,899	ARM, 6.025%, 08/01/36	6,109
6,527	ARM, 6.089%, 08/01/36	6,762
3,012	ARM, 6.171%, 07/01/37	3,126
2,905	ARM, 6.368%, 05/01/36	2,998
	Federal National Mortgage Association, 15 Year, Single Family,
11,180	4.000%, 07/01/18 – 01/01/19	11,285
20,717	4.500%, 05/01/18 – 05/01/19	21,196
38,717	5.000%, 12/01/13 – 07/01/20	39,962
15,512	5.500%, 01/01/18 – 06/01/20	16,159
29,392	6.000%, 09/01/09 – 04/01/21	30,823
299	6.500%, 04/01/09 – 09/01/13	310
97	7.000%, 06/01/10 – 03/01/15	100
200	7.500%, 08/01/09 – 05/01/15	209
25	8.000%, 08/01/09 – 11/01/15	26
52	8.500%, 11/01/11	53
5	9.000%, 02/01/10 – 03/01/12	5
	Federal National Mortgage Association, 20 Year, Single Family,
8,793	6.000%, 03/01/18 – 04/01/24	9,120
1,099	6.500%, 01/01/14 – 08/01/19	1,158
222	7.000%, 12/01/13 – 08/01/21	237
64	7.500%, 11/01/13 – 06/01/16	68
103	8.000%, 07/01/14 – 11/01/15	109
	Federal National Mortgage Association, 30 Year, FHA/VA,
646	5.500%, 08/01/34	665
81	6.000%, 07/01/17	84
3	8.000%, 02/01/23	3
30	8.500%, 03/01/27	33
	Federal National Mortgage Association, 30 Year, Single Family,
44	6.500%, 03/01/26	47
4	7.500%, 01/01/11	4
277	8.000%, 06/01/13 – 12/01/30	294
22	8.500%, 01/01/10 – 09/01/21	23
212	9.000%, 02/01/31	235
80	9.500%, 07/01/28	89
17	10.000%, 02/01/24	20
	Federal National Mortgage Association, Other,
3,917	4.000%, 07/01/13 – 07/01/17	3,961
6,942	4.500%, 11/01/13 – 12/01/19	7,058
7,504	5.000%, 01/01/14 – 05/01/14	7,726
10,095	5.500%, 07/01/09 – 09/01/17	10,510
7,574	6.000%, 09/01/17	7,922
—(h)	7.500%, 08/15/09	—	(h)
	Government National Mortgage Association II,
197	ARM, 4.125%, 11/20/15 – 11/20/25	198
214	ARM, 4.625%, 08/20/16 – 09/20/22	215
3	ARM, 5.000%, 03/20/16	3
230	ARM, 5.375%, 01/20/16 – 01/20/28	235
18	Government National Mortgage Association II, 15 Year, Single Family, 6.000%, 11/20/14	19
	Government National Mortgage Association II, 30 Year, Single Family,
32	7.500%, 09/20/28	34
68	8.000%, 09/20/26 – 12/20/27	73
91	8.500%, 03/20/25 – 04/20/25	98
	Government National Mortgage Association, 15 Year, Single Family,
27	6.000%, 04/15/14	29
—(h)	6.500%, 07/15/09	—	(h)

SEE NOTES TO FINANCIAL STATEMENTS.

132   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Mortgage Pass-Through Securities — Continued
4	8.000%, 09/15/09	4
	Government National Mortgage Association, 30 Year, Single Family,
29	8.500%, 04/15/25	32
14	9.000%, 09/15/09 – 10/15/26	15
697	9.500%, 07/15/20 – 12/15/25	765
62	12.000%, 11/15/19	71
	Total Mortgage Pass-Through Securities (Cost $331,934)	341,600
	U.S. Government Agency Securities — 21.3%
	Federal Farm Credit Bank,
10,000	3.875%, 08/25/11	10,539
1,123	5.050%, 02/01/11	1,195
2,000	5.100%, 09/18/12	2,200
1,000	5.250%, 08/21/13	1,107
	Federal Home Loan Bank System,
2,980	3.125%, 03/08/13	3,052
33,775	3.125%, 12/13/13	33,923
5,000	3.375%, 08/13/10	5,131
2,500	3.375%, 06/24/11	2,586
3,705	3.375%, 03/26/12	3,771
25,000	3.625%, 10/18/13 (c)	25,858
7,000	3.875%, 12/10/10	7,266
3,260	3.875%, 03/08/13	3,432
2,080	4.000%, 02/15/11	2,172
5,000	4.000%, 09/06/13 (c)	5,287
1,675	4.375%, 09/09/11	1,785
1,850	4.500%, 06/09/10	1,922
10,000	4.500%, 09/14/12	10,769
750	4.516%, 08/10/10	781
4,600	4.625%, 02/18/11	4,860
6,000	4.875%, 11/18/11 (c)	6,464
4,000	5.000%, 12/11/09	4,123
4,000	5.250%, 09/13/13	4,438
5,000	5.375%, 06/14/13	5,552
	Federal Home Loan Mortgage Corp.,
62,200	3.250%, 07/16/10 (c)	63,719
2,500	4.125%, 09/01/09	2,538
7,000	4.125%, 11/30/09	7,162
12,000	4.125%, 07/12/10	12,466
4,000	4.750%, 09/22/10	4,178
29,000	4.750%, 01/18/11 (c)	30,710
6,500	5.250%, 07/18/11	7,044
2,000	5.500%, 09/15/11 (c)	2,194
17,000	5.750%, 01/15/12 (c)	18,794
11,000	6.625%, 09/15/09	11,339
7,500	6.875%, 09/15/10	8,068
	Federal National Mortgage Association,
11,000	2.500%, 04/09/10	11,119
8,725	2.750%, 04/11/11 (c)	8,940
2,100	2.875%, 12/11/13 (c)	2,122
2,000	3.000%, 07/12/10	2,042
9,850	3.250%, 08/12/10 (c)	10,096
12,000	3.250%, 04/09/13	12,410
9,250	3.875%, 12/10/09	9,458
4,000	3.875%, 02/15/10	4,102
6,310	4.000%, 04/15/13	6,704
6,135	4.050%, 04/18/13	6,493
4,991	4.125%, 07/11/13	5,295
1,235	4.350%, 05/29/13	1,245
25,000	4.375%, 09/13/10 (c)	26,071
7,000	4.500%, 02/15/11 (c)	7,395
1,700	4.750%, 03/12/10	1,756
25,000	4.750%, 11/19/12	27,315
20,000	4.750%, 02/21/13	21,822
4,000	4.875%, 05/18/12	4,345
7,000	5.000%, 10/15/11	7,577
10,050	6.000%, 05/15/11 (c)	10,998
20,000	6.375%, 06/15/09	20,328
3,500	7.250%, 01/15/10 (c)	3,683
	Total U.S. Government Agency Securities (Cost $519,637)	527,741
	U.S. Treasury Obligations — 22.0%
	U.S. Treasury Inflation Indexed Notes,
3,650	2.000%, 04/15/12	3,797
22,000	2.375%, 04/15/11	23,513
850	4.250%, 01/15/10	1,084
	U.S. Treasury Notes,
6,900	0.875%, 01/31/11 (c)	6,885
55,000	1.125%, 01/15/12	54,605
25,000	1.250%, 11/30/10	25,117
5,000	1.375%, 02/15/12 (c)	4,995
20,000	1.750%, 03/31/10	20,201
88,000	2.375%, 08/31/10 (c)	89,987
3,700	2.625%, 05/31/10	3,784
25,000	3.125%, 08/31/13 (c)	26,361
10,000	3.375%, 06/30/13 (c)	10,673
19,600	3.625%, 10/31/09 (c)	19,982
40,000	3.625%, 05/15/13	43,028

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   133

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	U.S. Treasury Obligations — Continued
45,000	4.000%, 09/30/09 (m)	45,886
25,000	4.000%, 08/31/09 (m)	25,422
10,000	4.625%, 07/31/09	10,173
33,000	4.625%, 11/15/09 (m)	33,906
5,000	4.625%, 10/31/11	5,436
8,000	4.625%, 07/31/12	8,814
40,000	4.750%, 01/31/12 (c)	43,887
35,000	4.875%, 08/15/09 (c)	35,694
	Total U.S. Treasury Obligations (Cost $539,819)	543,230
	Total Long-Term Investments (Cost $2,324,627)	2,315,407

SHARES	SECURITY DESCRIPTION	VALUE ($)
Short-Term Investment — 5.7%
	Investment Company — 5.7%
140,512	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.480% (b) (l) (Cost $140,512)	140,512

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — 8.6%
	Asset-Backed Security — 0.0% (g)
1,353	GSAA Trust, Series 2006-3, Class A1, VAR, 0.554%, 03/26/09	1,019
	Certificate of Deposit — 0.1%
1,250	Calyon New York, VAR, 0.397%, 03/15/10	1,226
	Corporate Notes — 1.4%
6,000	BBVA Senior Finance S.A., (Spain), VAR, 2.149%, 03/12/10 (e)	5,885
6,000	General Electric Capital Corp., VAR, 0.400%, 03/12/10	5,751
7,300	Monumental Global Funding III, VAR, 1.299%, 05/24/10 (e)	6,829
15,000	National Australia Bank Ltd., (Australia), VAR, 2.423%, 04/06/09 (e)	15,006
2,000	Pricoa Global Funding I, VAR, 0.405%, 12/15/09 (e)	1,878
		35,349

SHARES	SECURITY DESCRIPTION	VALUE ($)
	Investment Company — 7.1%
174,619	JPMorgan Prime Money Market Fund, Capital Shares, 0.870% (b) (l)	174,619
	Total Investments of Cash Collateral for Securities on Loan (Cost $213,522)	212,213
	Total Investments — 107.9% (Cost $2,678,661)	2,668,132
	Liabilities in Excess of Other Assets — (7.9)%	(195,328)
	NET ASSETS — 100.0%	$2,472,804

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

134   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

JPMorgan Treasury & Agency Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 94.6%
	U.S. Government Agency Securities — 26.4%
	Federal Farm Credit Bank,
20,000	3.625%, 07/15/11	20,913
24,000	3.875%, 06/04/12	25,330
9,745	4.000%, 05/21/13	10,273
25,000	4.350%, 09/02/14	26,421
20,000	4.500%, 10/17/12	21,526
40,000	5.375%, 07/18/11 (m)	43,379
360	6.200%, 11/30/09	374
500	6.270%, 01/26/16	576
1,720	6.820%, 03/16/09	1,725
855	6.900%, 09/01/10	919
	Federal Home Loan Bank System,
9,400	5.310%, 12/28/12	10,408
5,000	5.750%, 05/15/12	5,561
675	6.200%, 06/02/09	684
1,000	6.500%, 11/13/09	1,038
100	7.030%, 07/14/09	102
690	7.375%, 02/12/10	730
1,406	New Valley Generation I, 7.299%, 03/15/19	1,594
5,361	New Valley Generation II, Series 2001, 5.570%, 05/01/20	5,629
	Total U.S. Government Agency Securities (Cost $168,853)	177,182
	U.S. Treasury Obligations — 68.2%
	U.S. Treasury Inflation Indexed Notes,
20,000	2.000%, 04/15/12	20,804
125,000	2.375%, 04/15/11	133,594
	U.S. Treasury Notes,
10,410	1.750%, 11/15/11	10,534
70,000	2.750%, 10/31/13	72,636
40,000	4.000%, 08/31/09	40,675
5,500	4.000%, 04/15/10	5,698
40,000	4.625%, 08/31/11	43,375
81,000	4.625%, 10/31/11	88,062
4,000	4.750%, 02/15/10	4,149
14,860	4.750%, 03/31/11	15,999
20,000	4.750%, 01/31/12	21,944
	Total U.S. Treasury Obligations (Cost $448,301)	457,470
	Total Long-Term Investments (Cost $617,154)	634,652

SHARES	SECURITY DESCRIPTION	VALUE($)
	Short-Term Investment — 4.5%
	Investment Company — 4.5%
29,707	JPMorgan Federal Money Market Fund, Institutional Class Shares, 0.430% (b) (l) (Cost $29,707)	29,707
	Total Investments — 99.1% (Cost $646,861)	664,359
	Other Assets in Excess of Liabilities — 0.9%	6,326
	NET ASSETS — 100.0%	$670,685

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   135

JPMorgan Ultra Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 88.8%
	Asset-Backed Securities — 12.8%
5,289	Accredited Mortgage Loan Trust, Series 2003-3, Class A1, SUB, 4.460%, 01/25/34	2,730
955	ACE Securities Corp., Series 2001-HE1, Class M1, VAR, 1.970%, 11/20/31 (f)	764
4,721	Ameriquest Mortgage Securities, Inc., Series 2003-7, Class M1, VAR, 1.324%, 08/25/33 (i)	3,320
	Amortizing Residential Collateral Trust,
127	Series 2002-BC4, Class A, VAR, 0.764%, 07/25/32	38
3,353	Series 2002-BC6, Class M1, VAR, 1.599%, 08/25/32 (i)	2,266
7,586	Series 2002-BC9, Class M1, VAR, 2.124%, 12/25/32 (i)	4,087
	Amresco Residential Securities Mortgage Loan Trust,
103	Series 1997-1, Class M1A, VAR, 0.984%, 03/25/27	100
670	Series 1997-2, Class M1A, VAR, 1.029%, 06/25/27	569
2,661	Series 1998-1, Class M1A, VAR, 1.119%, 01/25/28 (i)	1,962
2,809	Series 1998-3, Class M1A, VAR, 1.104%, 09/25/28 (i)	1,775
4,389	Asset Backed Securities Corp. Home Equity, Series 2003-HE7, Class M2, VAR, 2.211%, 12/15/33 (i)	3,178
	Bear Stearns Asset Backed Securities Trust,
6,371	Series 2003-SD1, Class A, VAR, 0.924%, 12/25/33	4,702
9,348	Series 2005-CL1, Class M1, VAR, 1.104%, 09/25/34 (i)	529
4,000	Series 2005-HE1, Class M2, VAR, 1.304%, 01/25/35 (i)	1,668
721	Centex Home Equity, Series 2002-A, Class MV1, VAR, 1.324%, 01/25/32 (i)	199
	Countrywide Asset-Backed Certificates,
344	Series 2002-1, Class A, VAR, 1.034%, 08/25/32	244
349	Series 2002-BC1, Class A, VAR, 1.134%, 04/25/32	243
430	Series 2002-BC2, Class A, VAR, 1.014%, 04/25/32	285
85	Series 2003-BC2, Class 2A1, VAR, 1.074%, 06/25/33	30
3,558	Series 2003-BC5, Class M1, VAR, 1.524%, 09/25/33	1,795
970	Series 2004-2, Class M4, VAR, 1.474%, 03/25/34 (i)	149
1,573	Series 2004-S1, Class M2, SUB, 5.084%, 02/25/35 (i)	711
	Countrywide Home Equity Loan Trust,
3,905	Series 2004-A, Class A, VAR, 0.675%, 04/15/30 (i)	1,860
2,336	Series 2005-E, Class 2A, VAR, 0.675%, 11/15/35 (i)	620
9,969	Series 2005-M, Class A1, VAR, 0.695%, 02/15/36 (i)	2,425
7,000	Series 2006-A, Class M2, VAR, 0.875%, 04/15/32 (i)	54
2,651	Credit-Based Asset Servicing and Securitization LLC, Series 2004-CB2, Class M1, VAR, 0.994%, 07/25/33	1,177
	First Franklin Mortgage Loan Asset Backed Certificates,
535	Series 2002-FF1, Class M1, VAR, 1.524%, 04/25/32	336
2,320	Series 2002-FF4, Class M1, VAR, 2.049%, 02/25/33 (i)	449
1,156	Series 2003-FFH1, Class M2, VAR, 3.099%, 09/25/33 (i)	74
3,108	Series 2004-FF8, Class M4, VAR, 1.544%, 10/25/34 (f) (i)	1,088
5,000	Fremont Home Loan Trust, Series 2005-C, Class M2, VAR, 0.964%, 07/25/35 (i)	2,322
1,257	Greenpoint Mortgage Funding Trust, Series 2005-HE3, Class A, VAR, 0.635%, 09/15/30 (i)	989
816	Irwin Home Equity Corp., Series 2004-1, Class 1A1, VAR, 0.794%, 12/25/24 (i)	447
241	Lehman Home Equity Loan Trust, Series 1998-1, Class A1, 7.000%, 05/25/28	234
5,000	Long Beach Mortgage Loan Trust, Series 2006-6, Class M2, VAR, 0.774%, 07/25/36 (i)	23
	Morgan Stanley ABS Capital I,
4,494	Series 2003-NC6, Class M1, VAR, 1.674%, 06/25/33 (i)	2,779
7,500	Series 2005-WMC4, Class M5, VAR, 1.124%, 04/25/35 (i)	2,428
491	New Century Home Equity Loan Trust, Series 2003-5, Class AII, VAR, 0.874%, 11/25/33	244
2,828	Option One Mortgage Loan Trust, Series 2002-4, Class M1, VAR, 1.374%, 07/25/32	1,881
864	Residential Asset Mortgage Products, Inc., Series 2003-RS2, Class AII, VAR, 1.154%, 03/25/33 (i)	337
	Residential Asset Securities Corp.,
1,145	Series 2003-KS4, Class MI2, SUB, 5.010%, 06/25/33	506

SEE NOTES TO FINANCIAL STATEMENTS.

136   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Asset-Backed Securities — Continued
1,551	Series 2005-EMX4, Class A2, VAR, 0.734%, 11/25/35	1,129
	Residential Funding Mortgage Securities II, Inc.,
1,870	Series 2001-HI2, Class AI7, SUB, 6.940%, 04/25/26	1,468
1,719	Series 2001-HI4, Class A7, SUB, 6.740%, 10/25/26 (f) (i)	1,186
513	Series 2003-HS1, Class AII, VAR, 0.764%, 12/25/32 (i)	301
234	Structured Asset Investment Loan Trust, Series 2003-BC2, Class A3, VAR, 1.174%, 04/25/33	115
349	Structured Asset Securities Corp., Series 2002-HF1, Class A, VAR, 0.764%, 01/25/33	252
558	Wachovia Asset Securitization, Inc., Series 2002-HE1, Class A, VAR, 0.844%, 09/27/32	263
	Total Asset-Backed Securities (Cost $129,467)	56,331
	Collateralized Mortgage Obligations — 62.3%
	Agency CMO — 26.1%
2,210	Federal Home Loan Mortgage Corp. — Government National Mortgage Association, Series 1, Class S, IF, IO, 8.461%, 10/25/22	258
	Federal Home Loan Mortgage Corp. REMICS,
67	Series 1071, Class F, VAR, 1.450%, 04/15/21	67
78	Series 1343, Class LA, 8.000%, 08/15/22	85
67	Series 1370, Class JA, VAR, 1.650%, 09/15/22	67
63	Series 1379, Class W, VAR, 2.250%, 10/15/22	61
11	Series 1508, Class KA, VAR, 3.055%, 05/15/23	11
79	Series 1607, Class SA, IF, 14.920%, 10/15/13	85
1,055	Series 1689, Class M, PO, 03/15/24	857
452	Series 1771, Class PK, 8.000%, 02/15/25	454
817	Series 1974, Class ZA, 7.000%, 07/15/27	856
143	Series 1981, Class Z, 6.000%, 05/15/27	149
12	Series 2006, Class I, IO, 8.000%, 10/15/12	1
597	Series 2033, Class PR, PO, 03/15/24	533
83	Series 2261, Class ZY, 7.500%, 10/15/30	86
52	Series 2289, Class NA, VAR, 11.929%, 05/15/20	58
339	Series 2338, Class FN, VAR, 0.955%, 08/15/28	333
491	Series 2345, Class PQ, 6.500%, 08/15/16	521
588	Series 2416, Class SA, IF, 14.717%, 02/15/32	579
382	Series 2416, Class SH, IF, 15.090%, 02/17/32	400
171	Series 2477, Class FZ, VAR, 1.005%, 06/15/31	169
489	Series 2517, Class FE, VAR, 0.955%, 10/15/09	487
10,343	Series 2628, Class IP, IO, 4.500%, 10/15/16	317
10,957	Series 2649, Class FK, VAR, 1.005%, 07/15/33	10,088
3,775	Series 2661, Class FG, VAR, 0.905%, 03/15/17	3,697
2,293	Series 2666, Class OI, IO, 5.500%, 12/15/18	49
3,380	Series 2927, Class GA, 5.500%, 10/15/34	3,523
3,416	Series 3085, Class VS, IF, 26.900%, 12/15/35	4,251
8,357	Series 3300, Class FA, VAR, 0.755%, 08/15/35	7,905
8,472	Series 3319, Class FP, VAR, 0.855%, 10/15/36	8,127
	Federal Home Loan Mortgage Corp. Structured Pass-Through Securities,
195	Series T-51, Class 1APO, PO, 09/25/42	158
2,680	Series T-54, Class 4A, VAR, 5.566%, 02/25/43	2,589
	Federal National Mortgage Association Grantor Trust,
1,500	Series 2001-T8, Class A1, 7.500%, 07/25/41	1,598
3,530	Series 2002-T6, Class A4, VAR, 5.547%, 03/25/41	3,562
	Federal National Mortgage Association Interest STRIPS,
6,244	Series 343, Class 23, IO, 4.000%, 10/01/18	606
9,534	Series 343, Class 27, IO, 4.500%, 01/01/19	1,027
	Federal National Mortgage Association REMICS,
87	Series 1988-15, Class B, VAR, 1.050%, 06/25/18	86
7	Series 1989-77, Class J, 8.750%, 11/25/19	8
2	Series 1989-89, Class H, 9.000%, 11/25/19	3
225	Series 1990-64, Class Z, 10.000%, 06/25/20	241
534	Series 1990-145, Class A, VAR, 3.760%, 12/25/20 (m)	522
247	Series 1991-142, Class PL, 8.000%, 10/25/21	270
330	Series 1991-156, Class F, VAR, 1.800%, 11/25/21	328
1	Series 1992-91, Class SQ, IF, HB, 9,010.000%, 05/25/22	111
735	Series 1992-112, Class GB, 7.000%, 07/25/22	791
12	Series 1992-154, Class SA, IF, IO, 5.400%, 08/25/22	2
290	Series 1992-200, Class FK, VAR, 4.057%, 11/25/22	289
310	Series 1993-27, Class S, IF, 9.001%, 02/25/23	296
622	Series 1993-110, Class H, 6.500%, 05/25/23	650
76	Series 1993-119, Class H, 6.500%, 07/25/23	80
614	Series 1993-146, Class E, PO, 05/25/23	503
285	Series 1993-165, Class FH, VAR, 1.650%, 09/25/23	286
1,382	Series 1993-179, Class FM, VAR, 4.007%, 10/25/23	1,355
371	Series 1994-62, Class PH, 6.900%, 11/25/23	373

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   137

JPMorgan Ultra Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
— (h)	Series 1994-89, Class FA, VAR, 0.950%, 03/25/09	—	(h)
481	Series 1997-46, Class PT, 7.000%, 07/18/12	499
151	Series 1997-74, Class E, 7.500%, 10/20/27	161
3,053	Series 2001-9, Class F, VAR, 0.705%, 02/17/31	2,988
1,137	Series 2001-33, Class ID, IO, 6.000%, 07/25/31	167
1,115	Series 2002-18, Class PC, 5.500%, 04/25/17	1,151
5,184	Series 2002-77, Class FY, VAR, 0.874%, 12/25/17	5,104
42	Series 2002-79, Class PO, PO, 04/25/09	42
8,442	Series 2003-17, Class FN, VAR, 0.774%, 03/25/18	8,265
400	Series 2003-21, Class FK, VAR, 0.874%, 03/25/33	392
817	Series 2003-27, Class DJ, 4.000%, 04/25/17	824
12,115	Series 2003-34, Class BS, IF, IO, 7.176%, 05/25/22	1,062
2,846	Series 2003-60, Class SA, IF, IO, 7.176%, 07/25/21	212
5,395	Series 2003-60, Class SB, IF, IO, 7.176%, 07/25/21	401
2,244	Series 2003-72, Class JF, VAR, 0.874%, 08/25/33	2,153
4,848	Series 2004-17, Class BF, VAR, 0.824%, 01/25/34	4,724
2,160	Series 2004-32, Class AB, 4.000%, 10/25/17	2,176
219	Series G92-44, Class ZQ, 8.000%, 07/25/22	234
3,247	Series G94-9, Class PJ, 6.500%, 08/17/24	3,466
	Federal National Mortgage Association Whole Loan,
807	Series 2003-W1, Class 2A, 7.500%, 12/25/42	860
4,597	Series 2003-W15, Class 3A, VAR, 5.586%, 12/25/42 (m)	4,608
4,423	Series 2003-W4, Class 5A, VAR, 5.842%, 10/25/42	4,436
1,418	Series 2004-W2, Class 1A3F, VAR, 0.824%, 02/25/44	1,396
2,412	Series 2004-W2, Class 4A, VAR, 5.713%, 02/25/44	2,445
	Government National Mortgage Association,
1,941	Series 1999-27, Class ZA, 7.500%, 04/17/29	2,077
56	Series 2000-35, Class F, VAR, 1.005%, 12/16/25	55
1,319	Series 2002-31, Class FC, VAR, 0.727%, 09/26/21	1,290
6,562	Series 2003-21, Class PI, IO, 5.500%, 06/20/32	557
49,628	Series 2003-59, Class XA, IO, VAR, 1.945%, 06/16/34	3,690
		115,243
	Non-Agency CMO — 36.2%
6,852	Banc of America Funding Corp., Series 2005-E, Class 5A1, VAR, 4.963%, 05/20/35	3,456
	Banc of America Mortgage Securities, Inc.,
168	Series 2003-5, Class 2A8, VAR, 0.924%, 07/25/18	137
5,887	Series 2005-A, Class 3A1, VAR, 5.052%, 02/25/35	4,447
1,811	Bear Stearns Asset Backed Securities Trust, Series 2004-AC6, Class M1, VAR, 1.144%, 11/25/34	654
3,788	Cendant Mortgage Corp., Series 2003-8, Class 1A2, 5.250%, 10/25/33	3,656
2,327	Chase Mortgage Finance Corp., Series 2003-S7, Class A4, VAR, 0.874%, 08/25/18	2,135
262	Citicorp Mortgage Securities, Inc., Series 1988-17, Class A1, VAR, 4.526%, 11/25/18	236
71	Collateralized Mortgage Obligation Trust, Series 50, Class B, PO, 10/01/18	71
3,850	Countrywide Alternative Loan Trust, Series 2004-33, Class 3A3, VAR, 4.701%, 12/25/34	2,321
	Countrywide Home Loan Mortgage Pass-Through Trust,
2,278	Series 2003-21, Class A1, VAR, 4.771%, 05/25/33	1,711
10,000	Series 2003-49, Class A4, VAR, 4.279%, 12/19/33	8,673
846	Series 2004-HYB8, Class 1A1, VAR, 0.820%, 01/20/35	407
1,296	Series 2005-1, Class 1A2, VAR, 0.824%, 03/25/35	187
	CS First Boston Mortgage Securities Corp.,
88	Series 2002-AR2, Class 1B2, VAR, 4.801%, 02/25/32 (i)	29
4,776	Series 2003-AR24, Class 2A4, VAR, 4.786%, 10/25/33	3,578
1,062	Series 2004-5, Class 1A8, 6.000%, 09/25/34	1,060
	First Horizon Alternative Mortgage Securities,
1,249	Series 2005-AA7, Class 1A2, VAR, 4.859%, 09/25/35 (i)	311
3,306	Series 2005-FA10, Class 2A1, 5.250%, 12/25/20	2,766

SEE NOTES TO FINANCIAL STATEMENTS.

138   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Non-Agency CMO — Continued
3,060	First Horizon Asset Securities, Inc., Series 2004-AR7, Class 2A1, VAR, 4.914%, 02/25/35	2,436
	First Republic Mortgage Loan Trust,
265	Series 2000-FRB1, Class B1, VAR, 0.974%, 06/25/30	232
1,333	Series 2000-FRB2, Class A1, VAR, 0.711%, 11/25/30	1,048
8,242	GSAA Home Equity Trust, Series 2004-CW1, Class 1A1, 5.500%, 04/01/34	6,629
9,469	GSR Mortgage Loan Trust, Series 2004-10F, Class 7A1, 5.500%, 09/25/34	7,995
	Impac CMB Trust,
3,700	Series 2004-3, Class 3A, VAR, 0.794%, 03/25/34	2,640
1,183	Series 2004-6, Class 1A2, VAR, 1.254%, 10/25/34	599
4,599	Series 2005-5, Class A1, VAR, 0.794%, 08/25/35	1,738
7,576	Indymac INDA Mortgage Loan Trust, Series 2007-AR1, Class 1A1, VAR, 5.693%, 03/25/37	3,749
1,622	JPMorgan Mortgage Trust, Series 2003-A1, Class 1A1, VAR, 4.346%, 10/25/33	1,248
	MASTR Adjustable Rate Mortgages Trust,
13,301	Series 2003-5, Class 5A1, VAR, 4.158%, 10/25/33	10,902
665	Series 2004-7, Class 6A1, VAR, 0.914%, 08/25/34	277
3,501	Series 2004-13, Class 2A1, VAR, 4.552%, 04/21/34	2,778
4,500	Series 2004-13, Class 3A7B, VAR, 3.237%, 11/21/34	2,629
1,720	MASTR Seasoned Securities Trust, Series 2003-1, Class 3A2, VAR, 0.874%, 02/25/33	1,491
	Mellon Residential Funding Corp.,
2,429	Series 2001-TBC1, Class B1, VAR, 1.341%, 11/15/31	1,819
517	Series 2002-TBC1, Class B1, VAR, 1.461%, 09/15/30	407
258	Series 2002-TBC1, Class B2, VAR, 1.861%, 09/15/30	200
1,336	Series 2002-TBC2, Class B1, VAR, 1.311%, 08/15/32	1,002
494	Merrill Lynch Trust, Series 47, Class Z, 8.985%, 10/20/20	527
	MLCC Mortgage Investors, Inc.,
2,818	Series 2004-1, Class 2A3, VAR, 4.715%, 12/25/34	958
3,039	Series 2004-D, Class A1, VAR, 0.804%, 08/25/29	2,437
	Morgan Stanley Dean Witter Capital I,
1,301	Series 2003-HYB1, Class A4, VAR, 4.200%, 03/25/33	1,019
962	Series 2003-HYB1, Class B1, VAR, 4.250%, 03/25/33	341
	Morgan Stanley Mortgage Loan Trust,
1,809	Series 2004-5AR, Class 3A3, VAR, 4.364%, 07/25/34	806
6,500	Series 2004-5AR, Class 3A5, VAR, 4.364%, 07/25/34	3,451
3,645	Series 2004-11AR, Class 1A2A, VAR, 0.784%, 01/25/35	1,819
	Nomura Asset Acceptance Corp.,
1,139	Series 2003-A3, Class A1, SUB, 5.000%, 08/25/33	834
319	Series 2004-AR1, Class 5A1, VAR, 1.234%, 08/25/34	171
3,940	Series 2004-R3, Class AF, VAR, 0.924%, 02/25/35 (e)	2,717
287	Series 2005-AR1, Class 2A1, VAR, 0.754%, 02/25/35	214
3,058	Prime Mortgage Trust, Series 2005-3, Class A1, 4.750%, 08/25/20	2,610
	Residential Accredit Loans, Inc.,
3,919	Series 2004-QS3, Class CB, 5.000%, 03/25/19	3,441
2,202	Series 2004-QS6, Class A1, 5.000%, 05/25/19	1,934
	Residential Funding Mortgage Securities I,
4,500	Series 2005-SA2, Class 2A2, VAR, 4.942%, 06/25/35	3,743
6,709	Series 2006-SA4, Class 2A1, VAR, 6.125%, 11/25/36	3,555
14	Salomon Brothers Mortgage Securities VII, Inc., Series 2000-UP1, Class A2, 8.000%, 09/25/30	11
30	Securitized Asset Sales, Inc., Series 1993-7, Class TA3, 6.250%, 12/25/23	30
	Sequoia Mortgage Trust,
314	Series 11, Class A, VAR, 1.370%, 12/20/32	259
777	Series 2003-3, Class A2, VAR, 2.214%, 07/20/33	564
	Structured Asset Mortgage Investments, Inc.,
2,693	Series 2002-AR2, Class A3, VAR, 0.966%, 07/19/32	1,874
503	Series 2004-AR1, Class 1A1, VAR, 0.816%, 03/19/34	285

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   139

JPMorgan Ultra Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Non-Agency CMO — Continued
	Structured Asset Securities Corp.,
3,863	Series 2003-8, Class 2A9, 0.974%, 04/25/33	2,891
3,923	Series 2003-40A, Class 4A, VAR, 5.390%, 01/25/34	3,351
	WaMu Mortgage Pass-Through Certificates,
3,970	Series 2004-AR11, Class A, VAR, 4.534%, 10/25/34	2,870
7,434	Series 2004-AR14, Class A1, VAR, 4.254%, 01/25/35	5,706
9,170	Series 2004-AR3, Class A1, VAR, 3.918%, 06/25/34	7,127
6,298	Series 2006-AR12, Class 1A4, VAR, 6.044%, 10/25/36	3,692
1,225	Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2002-MS2, Class 2A1, 6.000%, 04/25/17	1,224
	Wells Fargo Mortgage Backed Securities Trust,
3,328	Series 2003-F, Class A1, VAR, 4.868%, 06/25/33	2,734
6,876	Series 2003-K, Class 1A2, VAR, 4.486%, 11/25/33	5,443
807	Series 2004-BB, Class A4, VAR, 4.557%, 01/25/35	601
3,677	Series 2004-EE, Class 3A1, VAR, 4.434%, 12/25/34	2,808
2,567	Series 2004-H, Class A2, VAR, 4.532%, 06/25/34	1,761
		159,462
	Total Collateralized Mortgage Obligations (Cost $341,349)	274,705
	Commercial Mortgage-Backed Securities — 2.8%
	Bayview Commercial Asset Trust,
1,466	Series 2004-3, Class A2, VAR, 0.894%, 01/25/35 (e)	1,247
5,269	Series 2005-2A, Class A2, VAR, 0.824%, 08/25/35 (e)	3,848
1,054	Series 2005-2A, Class M1, VAR, 0.904%, 08/25/35 (e)	628
3,086	Series 2007-3, Class A2, VAR, 0.764%, 07/25/37 (e)	1,966
2,663	Series 2007-2A, Class A2, VAR, 0.794%, 07/25/37 (e)	1,697
1,332	Series 2007-2A, Class M4, VAR, 1.124%, 07/25/37 (e)	431
2,146	Bear Stearns Commercial Mortgage Securities, Series 2004-BA5A, Class E, VAR, 0.901%, 09/15/19 (e)	2,004
1,024	FFCA Secured Lending Corp., Series 1999-1A, Class B2, VAR, 1.465%, 09/18/25 (e)	562
	Total Commercial Mortgage-Backed Securities (Cost $18,040)	12,383
	Corporate Bonds — 0.2%
	Capital Markets — 0.2%
6,355	Lehman Brothers Holdings, Inc., 02/17/15 (d) (i)	778
	Consumer Finance — 0.0% (g)
350	SLM Corp., Series CPI, VAR, 2.211%, 01/31/14	134
	Total Corporate Bonds (Cost $6,672)	912
	Mortgage Pass-Through Securities — 10.7%
	Federal Home Loan Mortgage Corp.,
26	ARM, 3.937%, 07/01/30	26
— (h)	ARM, 4.156%, 02/01/19	—	(h)
139	ARM, 4.352%, 04/01/24	139
33	ARM, 4.405%, 02/01/19	33
54	ARM, 4.500%, 06/01/18	55
133	ARM, 4.538%, 08/01/18	134
547	ARM, 4.568%, 08/01/27	552
213	ARM, 4.586%, 12/01/26	215
307	ARM, 4.628%, 07/01/19	310
55	ARM, 4.647%, 03/01/18	55
6	ARM, 4.688%, 01/01/20	6
236	ARM, 4.689%, 01/01/27	238
161	ARM, 4.858%, 01/01/21	162
126	ARM, 4.873%, 04/01/30	127
2,550	ARM, 4.875%, 06/01/26 – 04/01/32 (m)	2,574
493	ARM, 4.889%, 12/01/26	496
527	ARM, 4.979%, 12/01/27(m)	529
268	ARM, 5.010%, 07/01/28	272
956	ARM, 5.057%, 07/01/30(m)	954
1,623	ARM, 5.078%, 01/01/23	1,645
98	ARM, 5.087%, 11/01/18	100
23	ARM, 5.095%, 12/01/21	23
32	ARM, 5.154%, 12/01/29	33
23	ARM, 5.155%, 11/01/28	23
127	ARM, 5.158%, 05/01/18	128
80	ARM, 5.182%, 10/01/29	80
47	ARM, 5.280%, 11/01/27	48
926	ARM, 5.312%, 01/01/23 (m)	938
51	ARM, 5.995%, 08/01/19	52
276	ARM, 6.004%, 01/01/30	276

SEE NOTES TO FINANCIAL STATEMENTS.

140   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Mortgage Pass-Through Securities — Continued
286	ARM, 4.843%, 02/01/23	290
86	ARM, 4.893%, 06/01/22	86
41	ARM, 5.617%, 06/01/25	41
	Federal Home Loan Mortgage Corp. Gold Pools, 15 Year, Single Family,
695	6.000%, 08/01/14 – 04/01/17 (m)	728
2,405	6.500%, 09/01/10 – 10/01/16 (m)	2,500
31	7.000%, 04/01/09 – 08/01/11 (m)	31
10	7.500%, 08/01/09 – 09/01/10	10
138	8.000%, 12/01/09 – 09/01/16	146
106	Federal Home Loan Mortgage Corp. Gold Pools, 20 Year, Single Family, 8.000%, 06/01/17	113
	Federal Home Loan Mortgage Corp. Gold Pools, 30 Year, Single Family,
18	7.500%, 05/01/28	19
108	8.500%, 07/01/28	117
40	9.000%, 02/01/25	45
	Federal National Mortgage Association,
50	ARM, 4.000%, 06/01/17	50
17	ARM, 4.076%, 07/01/25	18
122	ARM, 4.130%, 05/01/18	124
65	ARM, 4.135%, 06/01/29	65
222	ARM, 4.199%, 09/01/27	221
31	ARM, 4.200%, 06/01/18	30
57	ARM, 4.213%, 06/01/20	57
220	ARM, 4.224%, 07/01/27	219
381	ARM, 4.251%, 07/01/20 (m)	378
738	ARM, 4.344%, 11/01/18	737
35	ARM, 5.919%, 04/01/19	35
185	ARM, 4.375%, 08/01/30	184
182	ARM, 4.405%, 07/01/17 (f)	182
418	ARM, 4.405%, 11/01/27 – 08/01/41	417
156	ARM, 4.453%, 04/01/21	155
171	ARM, 4.504%, 12/01/20	170
115	ARM, 4.534%, 10/01/14	114
34	ARM, 4.625%, 09/01/17	34
20	ARM, 4.683%, 05/01/29	21
157	ARM, 4.732%, 09/01/14	157
283	ARM, 4.750%, 06/01/15 – 01/01/29	286
2,269	ARM, 4.813%, 05/01/33	2,287
29	ARM, 4.825%, 04/01/24	29
232	ARM, 4.886%, 01/01/31 (m)	233
1,643	ARM, 4.947%, 01/01/25	1,641
830	ARM, 4.950%, 02/01/34	830
1,023	ARM, 4.979%, 09/01/33	1,030
573	ARM, 5.016%, 09/01/19	581
253	ARM, 5.047%, 08/01/19	254
65	ARM, 5.048%, 10/01/16	65
25	ARM, 5.075%, 11/01/16	25
24	ARM, 5.087%, 11/01/21	24
40	ARM, 5.095%, 12/01/26	40
73	ARM, 5.113%, 03/01/38	73
48	ARM, 5.158%, 08/01/19	48
245	ARM, 5.176%, 03/01/29	249
110	ARM, 5.200%, 07/01/30	111
114	ARM, 5.215%, 06/01/26	115
38	ARM, 5.220%, 11/01/29	38
679	ARM, 5.226%, 08/01/26	677
22	ARM, 5.250%, 03/01/17	23
1	ARM, 5.300%, 06/01/09	1
109	ARM, 5.460%, 11/01/23	111
360	ARM, 5.531%, 03/01/15	349
9	ARM, 5.575%, 01/01/16	9
2,206	ARM, 5.665%, 08/01/15 (f) (m)	2,170
69	ARM, 5.707%, 05/01/20	69
10	ARM, 5.733%, 07/01/27	10
231	ARM, 5.827%, 05/01/31	240
293	ARM, 5.920%, 12/01/28	295
220	ARM, 6.000%, 12/01/18 – 01/01/20	228
188	ARM, 6.472%, 11/01/30	193
58	ARM, 7.775%, 05/01/30	60
— (h)	Federal National Mortgage Association, 10 Year, Single Family, 4.500%, 01/01/13	—	(h)
	Federal National Mortgage Association, 15 Year, Single Family,
2,961	5.500%, 11/01/16 – 10/01/18	3,084
2,796	6.000%, 08/01/14 – 09/01/17	2,929
551	7.000%, 12/01/10 – 03/01/16 (m)	572
577	8.000%, 09/01/12 – 10/01/16	609
27	8.500%, 11/01/14	28
	Federal National Mortgage Association, 20 Year, Single Family,
3,905	6.000%, 03/01/22 (m)	4,050
353	6.500%, 08/01/16	366
2,606	7.000%, 05/01/14 – 03/01/22 (m)	2,786
	Federal National Mortgage Association, 30 Year, Single Family,
45	7.000%, 03/01/27	48
120	7.250%, 09/01/22	128
369	7.500%, 08/01/10 – 10/01/30	390

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   141

JPMorgan Ultra Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Mortgage Pass-Through Securities — Continued
49	8.000%, 11/01/27	52
123	8.500%, 08/01/17 – 10/01/24	131
75	9.000%, 08/01/21 – 08/01/25	83
	Federal National Mortgage Association, Other,
89	6.500%, 04/01/16	91
87	12.000%, 11/01/30	102
	Government National Mortgage Association II, 30 Year, Single Family,
156	7.250%, 08/20/22 – 11/20/22	167
197	7.400%, 10/20/21 – 03/20/22	212
34	7.500%, 10/20/23	37
38	7.850%, 12/20/21	41
156	8.000%, 07/20/25 – 08/20/26	168
	Government National Mortgage Association, 30 Year, Single Family,
127	7.000%, 06/15/24	138
61	8.000%, 10/15/27	65
67	9.000%, 11/15/24	72
525	9.500%, 07/15/25	574
	Total Mortgage Pass-Through Securities (Cost $46,610)	47,034
	Total Long-Term Investments (Cost $542,138)	391,365

SHARES	SECURITY DESCRIPTION	VALUE
Short-Term Investment — 11.2%
	Investment Company — 11.2%
49,500	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.910% (b) (l) (Cost $49,500)	49,500
	Total Investments — 100.0% (Cost $591,638)	440,865
	Liabilities in Excess of Other Assets — 0.0%	(51)
	NET ASSETS — 100.0%	$440,814

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

142   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

JPMorgan Income Funds

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009

(a)	—	Non-income producing security.
(b)	—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	—	Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.
(d)	—	Defaulted Security.
(e)	—	Security is exempt from registration under Rule144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(f)	—	Security is fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The following approximates the value and percentage of these investments based on total investments (amounts in thousands):

Fund	Value	Percentage
Core Bond Fund	$87	0.0%(g)
Core Plus Bond Fund	1,524	0.2
High Yield Bond Fund	16,713	0.7
Ultra Short Duration Bond Fund	5,390	1.2

(g)	—	Amount rounds to less than 0.1%.
(h)	—	Amount rounds to less than one thousand (shares or dollars).
(i)	—	Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.
(k)	—	Security is fully or partially segregated with the broker as collateral for futures or with brokers as initial margin for futures contracts.
(l)	—	The rate shown is the current yield as of February 28, 2009.
(m)	—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, Reverse repurchase agreements and forward foreign currency contracts.
(r)	—	Rates shown are per annum and payments are as described.
(x)	—	Security is perpetual and, thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown reflects the next call date. The coupon rate shown is the rate in effect as of February 28, 2009.
(y)	—	Affiliated issuer. Security was purchased prior to its affiliation with JPMorgan Chase & Co.
˜	—	Securities are guaranteed by the Federal Deposit Insurance Corporation (FDIC) under its Temporary Liquidity Guarantee Program (TLGP). Under this program, the FDIC guarantees, with the full faith and credit of the U.S. government, the payment of principal and interest. The expiration of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012.
ABS	—	Asset-Backed Security
ARM	—	Adjustable Rate Mortgage. The interest rate shown is in effect as of February 28, 2009.
BRL	—	Brazilian Real
CLN	—	Credit Linked Notes. The credit ratings disclosed for the underlying referenced obligations, provide an indication of the likelihood or risk that the underlying sovereign issuer will default on payment of principal and interest. The credit ratings on these securities represent the rating from a national statistical rating organization and are as of February 28, 2009. Credit ratings are generally considered to be lagging indicators, and as such, credit risk could be greater than the current ratings would indicate.
CMO	—	Collateralized Mortgage Obligation
COP	—	Colombian Peso
EGP	—	Egyptian Pound
ESOP	—	Employee Stock Ownership Program
FHA	—	Federal Housing Administration
GMAC	—	General Motors Acceptance Corp.
GO	—	General Obligation
HB	—	High Coupon Bonds (a.k.a. “IOettes”) represent the right to receive interest payments on an underlying pool of mortgages with similar features as those associated with IO securities. Unlike IO’s the owner also has a right to receive a very small portion of principal. The high interest rates result from taking interest payments from other classes in the Real Estate Mortgage Investment Conduit trust and allocating them to the small principal of the HB class.
IF	—	Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index. The interest rate shown is the rate in effect as of February 28, 2009. The rate may be subject to a cap and floor.
IO	—	Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.
MXN	—	Mexican Peso
PIK	—	Payment-In-Kind
PO	—	Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying mortgages of these securities increase, the yield on these securities increases.
REMICS	—	Real Estate Mortgage Investment Conduits
STRIPS	—	Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.
SUB	—	Step-Up Bond. The rate shown is the rate in effect as of February 28, 2009.
UYU	—	Uruguayan Peso
VA	—	Veterans Administration
VAR	—	Variable Rate Security. The interest rate shown is the rate in effect as of February 28, 2009.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   143

STATEMENTS OF ASSETS AND LIABILITIES
AS OF FEBRUARY 28, 2009

(Amounts in thousands, except per share amounts)

	Core Bond Fund	Core Plus Bond Fund	Government Bond Fund		High Yield Bond Fund
ASSETS:
Investments in non-affiliates, at value	$5,112,539	$737,610	$1,095,589		$2,082,478
Investments in affiliates, at value	408,978	38,667	62,436		278,950
Total investment securities, at value	5,521,517	776,277	1,158,025		2,361,428
Cash	1,304	49	—	(b)	1,770
Foreign currency, at value	—	4	—		—
Receivables:
Investment securities sold	209	827	178		5,909
Fund shares sold	44,899	2,201	5,739		16,785
Interest and dividends	32,299	8,162	4,998		50,660
Unrealized appreciation on unfunded commitments	—	10	—		574
Total Assets	5,600,228	787,530	1,168,940		2,437,126

LIABILITIES:
Payables:
Dividends	8,622	2,930	1,785		10,698
Due to custodian	—	—	—		—
Investment securities purchased	37,128	1,210	—		73,768
Collateral for securities lending program	161,960	30,621	—		112,423
Fund shares redeemed	22,536	2,186	3,185		13,146
Variation margin on futures contracts	—	3	—		—
Unrealized depreciation on unfunded commitments	—	417	—		3,831
Outstanding swap contracts, at value	—	380	—		—
Accrued liabilities:
Investment advisory fees	987	175	270		1,091
Administration fees	322	8	24		126
Shareholder servicing fees	572	126	41		149
Distribution fees	427	21	177		55
Custodian and accounting fees	115	1	33		28
Trustees’ and Chief Compliance Officer’s fees	32	2	7		4
Other	378	167	127		304
Total Liabilities	233,079	38,247	5,649		215,623
Net Assets	$5,367,149	$749,283	$1,163,291		$2,221,503

SEE NOTES TO FINANCIAL STATEMENTS.

144   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

	Core Bond Fund	Core Plus Bond Fund	Government Bond Fund	High Yield Bond Fund
NET ASSETS:
Paid in capital	$5,488,642	$834,147	$1,103,909	$2,938,627
Accumulated undistributed (distributions in excess of) net investment income	1,403	100	73	1,323
Accumulated net realized gains (losses)	(53,685)	(8,366)	(5,100)	(61,048)
Net unrealized appreciation (depreciation)	(69,211)	(76,598)	64,409	(657,399)
Total Net Assets	$5,367,149	$749,283	$1,163,291	$2,221,503

Net Assets:
Class A	$1,322,130	$50,659	$372,703	$184,739
Class B	80,648	4,295	48,296	16,720
Class C	250,444	16,495	136,707	36,872
Class R2	63	52	164	50
Class R5	259,552	—	—	53,497
Select Class	2,699,976	662,140	605,421	1,837,745
Ultra	754,336	15,642	—	91,880
Total	$5,367,149	$749,283	$1,163,291	$2,221,503

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	124,803	7,211	35,287	31,886
Class B	7,620	608	4,577	2,880
Class C	23,524	2,338	12,979	6,356
Class R2	6	7	16	9
Class R5	24,536	—	—	9,204
Select Class	255,078	94,308	57,355	316,419
Ultra	71,241	2,229	—	15,825

Net Asset Value:
Class A — Redemption price per share	$10.59	$7.03	$10.56	$5.79
Class B — Offering price per share (a)	10.58	7.06	10.55	5.81
Class C — Offering price per share (a)	10.65	7.05	10.53	5.80
Class R2 — Offering and redemption price per share	10.59	7.03	10.56	5.79
Class R5 — Offering and redemption price per share	10.58	—	—	5.81
Select Class — Offering and redemption price per share	10.58	7.02	10.56	5.81
Ultra — Offering and redemption price per share	10.59	7.02	—	5.81
Class A maximum sales charge	3.75%	3.75%	3.75%	3.75%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$11.00	$7.30	$10.97	$6.02

Cost of investments in non-affiliates	$5,181,669	$813,412	$1,031,180	$2,736,620
Cost of investments in affiliates	409,059	38,667	62,436	278,950
Cost of foreign currency	—	4	—	—
Value of securities on loan	157,978	29,851	—	109,230

(a)	Redemption price for Class B Shares and Class C Shares varies based upon length of time the shares are held.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   145

STATEMENTS OF ASSETS AND LIABILITIES
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands, except per share amounts)

	Intermediate Bond Fund	Mortgage-Backed Securities Fund	Short Duration Bond Fund	Treasury & Agency Fund	Ultra Short Duration Bond Fund
ASSETS:
Investments in non-affiliates, at value	$862,146	$1,003,110	$2,351,513	$634,652	$391,365
Investments in affiliates, at value	44,449	27,005	316,619	29,707	49,500
Total investment securities, at value	906,595	1,030,115	2,668,132	664,359	440,865
Cash	22	—	139	11	—
Receivables:
Investment securities sold	3	160	27,507	—	227
Fund shares sold	6,442	720	12,802	1,086	242
Interest and dividends	6,580	5,419	18,031	7,476	1,598
Total Assets	919,642	1,036,414	2,726,611	672,932	442,932

LIABILITIES:
Payables:
Due to custodian	—	9	—	—	—
Dividends	2,819	1,647	5,811	1,079	972
Investment securities purchased	1,676	3,441	31,495	—	—
Collateral for securities lending program	35,512	—	213,522	—	—
Fund shares redeemed	12,329	10,390	1,831	860	797
Accrued liabilities:
Investment advisory fees	183	118	343	160	24
Administration fees	16	52	139	53	10
Shareholder servicing fees	110	12	414	—	48
Distribution fees	61	3	33	24	52
Custodian and accounting fees	20	44	55	12	26
Trustees’ and Chief Compliance Officer’s fees	7	4	7	1	7
Other	205	73	157	58	182
Total Liabilities	52,938	15,793	253,807	2,247	2,118
Net Assets	$866,704	$1,020,621	$2,472,804	$670,685	$440,814

SEE NOTES TO FINANCIAL STATEMENTS.

146   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

	Intermediate Bond Fund	Mortgage-Backed Securities Fund	Short Duration Bond Fund	Treasury & Agency Fund	Ultra Short Duration Bond Fund
NET ASSETS:
Paid in capital	$913,993	$1,063,765	$2,489,125	$641,075	$669,642
Accumulated undistributed (distributions in excess of) net investment income	26	603	(62)	(1,083)	(2,166)
Accumulated net realized gains (losses)	(31,218)	(16,152)	(5,730)	13,195	(75,889)
Net unrealized appreciation (depreciation)	(16,097)	(27,595)	(10,529)	17,498	(150,773)
Total Net Assets	$866,704	$1,020,621	$2,472,804	$670,685	$440,814

Net Assets:
Class A	$104,473	$16,189	$90,891	$114,609	$52,560
Class B	38,405	—	6,668	3,538	6,423
Class C	32,885	—	22,625	—	65,241
Select Class	583,132	88,231	2,029,713	552,538	179,116
Ultra	107,809	916,201	322,907	—	137,474
Total	$866,704	$1,020,621	$2,472,804	$670,685	$440,814

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	10,202	1,554	8,567	11,268	6,740
Class B	3,812	—	623	348	830
Class C	3,263	—	2,118	—	8,446
Select Class	56,996	8,623	191,157	54,399	22,971
Ultra	10,535	89,542	30,408	—	17,625

Net Asset Value:
Class A — Redemption price per share	$10.24	$10.42	$10.61	$10.17	$7.80
Class B — Offering price per share (a)	10.08	—	10.70	10.15	7.74
Class C — Offering price per share (a)	10.08	—	10.68	—	7.72
Select Class — Offering and redemption price per share	10.23	10.23	10.62	10.16	7.80
Ultra — Offering and redemption price per share	10.23	10.23	10.62	—	7.80
Class A maximum sales charge	3.75%	3.75%	2.25%	2.25%	2.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$10.64	$10.83	$10.85	$10.40	$7.98

Cost of investments in non-affiliates	$878,253	$1,030,705	$2,362,059	$617,154	$542,138
Cost of investments in affiliates	44,439	27,005	316,602	29,707	49,500
Value of securities on loan	34,718	—	208,465	—	—

(a)	Redemption price for Class B Shares and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   147

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED FEBRUARY 28, 2009

(Amounts in thousands)

	Core Bond Fund	Core Plus Bond Fund	Government Bond Fund		High Yield Bond Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$270,339	$57,282	$49,209		$182,362
Dividend income from non-affiliates	556	—	—		3,408
Interest income from affiliates	513	162	—		—
Dividend income from affiliates (a)	4,494	200	1,356		2,847
Income from securities lending (net)	2,280	341	291		1,288
Total investment income	278,182	57,985	50,856		189,905
EXPENSES:
Investment advisory fees	14,290	2,704	3,157		13,320
Administration fees	5,033	946	1,114		2,160
Distribution fees:
Class A	2,350	115	736		192
Class B	581	37	330		159
Class C	1,379	79	724		202
Class R2	— (b)	— (b)	—	(b)	— (b)
Shareholder servicing fees:
Class A	2,350	115	736		192
Class B	194	12	110		53
Class C	460	26	241		67
Class R2	— (b)	— (b)	—	(b)	— (b)
Class R5	109	—	—		17
Select Class	6,492	2,069	1,543		4,511
Custodian and accounting fees	470	131	105		140
Interest expense to affiliates	2	2	—	(b)	— (b)
Professional fees	121	81	60		97
Trustees’ and Chief Compliance Officer’s fees	51	10	11		21
Printing and mailing costs	397	76	61		112
Registration and filing fees	278	64	94		117
Transfer agent fees	2,286	399	839		648
Other	88	36	26		34
Total expenses	36,931	6,902	9,887		22,042
Less amounts waived	(6,666)	(639)	(2,633)		(3,063)
Less earnings credits	(7)	(4)	(2)		(7)
Net expenses	30,258	6,259	7,252		18,972
Net investment income (loss)	247,924	51,726	43,604		170,933
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(4,667)	(4,989)	751		(59,851)
Investments in affiliates	— (b)	(37)	—		—
Futures	—	99	—		—
Foreign currency transactions	—	(305)	—		—
Swaps	—	16	—		—
Net realized gain (loss)	(4,667)	(5,216)	751		(59,851)
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(190,786)	(99,367)	3,987		(514,826)
Investments in affiliates	328	80	—		—
Futures	—	(18)	—		—
Foreign currency translations	—	3	—		—
Swaps	—	(380)	—		—
Unfunded commitments	—	(272)	—		(2,848)
Change in net unrealized appreciation (depreciation)	(190,458)	(99,954)	3,987		(517,674)
Net realized/unrealized gains (losses)	(195,125)	(105,170)	4,738		(577,525)
Change in net assets resulting from operations	$52,799	$(53,444)	$48,342		$(406,592)

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

148   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

	Intermediate Bond Fund	Mortgage-Backed Securities Fund	Short Duration Bond Fund	Treasury & Agency Fund		Ultra Short Duration Bond Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$51,928	$63,564	$85,144	$13,555		$34,521
Dividend income from non-affiliates	135	—	264	—		—
Interest income from affiliates	150	—	77	—		—
Dividend income from affiliates (a)	371	902	1,895	3,427		1,693
Income from securities lending (net)	484	—	4,235	614		—
Total investment income	53,068	64,466	91,615	17,596		36,214

EXPENSES:
Investment advisory fees	2,810	3,538	5,251	2,685		1,876
Administration fees	986	1,067	2,221	946		782
Distribution fees:
Class A	266	41	171	238		182
Class B	333	—	66	37		90
Class C	262	—	143	—		758
Shareholder servicing fees:
Class A	266	41	171	238		182
Class B	111	—	22	12		30
Class C	87	—	48	—		253
Select Class	1,575	236	4,253	1,987		659
Custodian and accounting fees	138	214	227	44		127
Interest expense to affiliates	— (b)	—	—	—		—
Professional fees	86	72	71	65		69
Trustees’ and Chief Compliance Officer’s fees	15	11	23	10		12
Printing and mailing costs	56	31	68	38		64
Registration and filing fees	88	36	122	37		66
Transfer agent fees	454	30	226	70		334
Other	17	21	37	17		14
Total expenses	7,550	5,338	13,120	6,424		5,498
Less amounts waived	(1,417)	(2,604)	(1,943)	(2,119)		(1,689)
Less earnings credits	(2)	— (b)	(2)	—	(b)	(3)
Net expenses	6,131	2,734	11,175	4,305		3,806
Net investment income (loss)	46,937	61,732	80,440	13,291		32,408

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(9,222)	326	2,463	22,791		(40,190)
Investments in affiliates	(18)	—	—	—		—
Futures	—	—	—	—		(2,376)
Net realized gain (loss)	(9,240)	326	2,463	22,791		(42,566)
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(33,519)	(54,202)	(39,392)	3,329		(85,348)
Investments in affiliates	94	—	(8)			—
Futures	—	—	—	—		1,623
Change in net unrealized appreciation (depreciation)	(33,425)	(54,202)	(39,400)	3,329		(83,725)
Net realized/unrealized gains (losses)	(42,665)	(53,876)	(36,937)	26,120		(126,291)
Change in net assets resulting from operations	$4,272	$7,856	$43,503	$39,411		$(93,883)

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   149

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Core Bond Fund		Core Plus Bond Fund
	Year Ended 2/28/2009	Year Ended 2/29/2008	Year Ended 2/28/2009	Year Ended 2/29/2008
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$247,924	$176,371	$51,726	$47,280
Net realized gain (loss)	(4,667)	873	(5,216)	6,427
Change in net unrealized appreciation (depreciation)	(190,458)	135,039	(99,954)	2,107
Change in net assets resulting from operations	52,799	312,283	(53,444)	55,814

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(48,405)	(29,450)	(2,546)	(2,271)
Class B
From net investment income	(3,398)	(2,801)	(241)	(242)
Class C
From net investment income	(8,337)	(3,597)	(561)	(182)
Class R2 (a)
From net investment income	(1)	—	(1)	—
Class R5
From net investment income	(11,805)	(4,843)	—	—
Select Class
From net investment income	(134,685)	(99,136)	(47,317)	(44,259)
Ultra
From net investment income	(39,871)	(36,441)	(856)	(477)
Total distributions to shareholders	(246,502)	(176,268)	(51,522)	(47,431)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	1,153,640	674,113	(154,186)	58,324

NET ASSETS:
Change in net assets	959,937	810,128	(259,152)	66,707
Beginning of period	4,407,212	3,597,084	1,008,435	941,728
End of period	$5,367,149	$4,407,212	$749,283	$1,008,435
Accumulated undistributed (distributions in excess of) net investment income	$1,403	$(14)	$100	$142

(a)	Commencement of offering of class of shares effective November 3, 2008.

SEE NOTES TO FINANCIAL STATEMENTS.

150   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

	Government Bond Fund		High Yield Bond Fund
	Year Ended 2/28/2009	Year Ended 2/29/2008	Year Ended 2/28/2009	Year Ended 2/29/2008
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$43,604	$51,375	$170,933	$109,301
Net realized gain (loss)	751	1,592	(59,851)	10
Change in net unrealized appreciation (depreciation)	3,987	35,120	(517,674)	(169,917)
Change in net assets resulting from operations	48,342	88,087	(406,592)	(60,606)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(11,982)	(8,624)	(6,525)	(6,369)
From net realized gains	—	—	—	(940)
Class B
From net investment income	(1,462)	(1,792)	(1,516)	(2,143)
From net realized gains	—	—	—	(322)
Class C
From net investment income	(3,270)	(1,200)	(1,984)	(2,217)
From net realized gains	—	—	—	(358)
Class R2 (a)
From net investment income	(1)	—	(2)	—
Class R5
From net investment income	—	—	(2,969)	(1,443)
From net realized gains	—	—	—	(222)
Select Class
From net investment income	(26,825)	(39,505)	(150,316)	(91,977)
From net realized gains	—	—	—	(13,480)
Ultra
From net investment income	—	—	(7,239)	(5,431)
From net realized gains	—	—	—	(833)
Total distributions to shareholders	(43,540)	(51,121)	(170,551)	(125,735)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	231,208	(233,084)	1,023,445	700,375

NET ASSETS:
Change in net assets	236,010	(196,118)	446,302	514,034
Beginning of period	927,281	1,123,399	1,775,201	1,261,167
End of period	$1,163,291	$927,281	$2,221,503	$1,775,201
Accumulated undistributed (distributions in excess of) net investment income	$73	$9	$1,323	$110

(a)	Commencement of offering of class of shares effective November 3, 2008.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   151

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intermediate Bond Fund		Mortgage-Backed Securities Fund
	Year Ended 2/28/2009	Year Ended 2/29/2008	Year Ended 2/28/2009	Year Ended 2/29/2008
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$46,937	$48,138	$61,732	$50,005
Net realized gain (loss)	(9,240)	(3,463)	326	(504)
Change in net unrealized appreciation (depreciation)	(33,425)	30,707	(54,202)	30,372
Change in net assets resulting from operations	4,272	75,382	7,856	79,873

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(5,124)	(5,515)	(903)	(772)
Class B
From net investment income	(1,907)	(2,194)	—	—
Class C
From net investment income	(1,503)	(1,512)	—	—
Select Class
From net investment income	(32,015)	(32,495)	(5,501)	(5,155)
Ultra
From net investment income	(6,368)	(6,274)	(54,742)	(44,111)
Total distributions to shareholders	(46,917)	(47,990)	(61,146)	(50,038)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(72,973)	(129,104)	76,404	12,623

NET ASSETS:
Change in net assets	(115,618)	(101,712)	23,114	42,458
Beginning of period	982,322	1,084,034	997,507	955,049
End of period	$866,704	$982,322	$1,020,621	$997,507
Accumulated undistributed (distributions in excess of) net investment income	$26	$8	$603	$17

SEE NOTES TO FINANCIAL STATEMENTS.

152   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

	Short Duration Bond Fund		Treasury & Agency Fund
	Year Ended 2/28/2009	Year Ended 2/29/2008	Year Ended 2/28/2009	Year Ended 2/29/2008
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$80,440	$40,999	$13,291	$11,671
Net realized gain (loss)	2,463	903	22,791	(3,577)
Change in net unrealized appreciation (depreciation)	(39,400)	28,988	3,329	17,865
Change in net assets resulting from operations	43,503	70,890	39,411	25,959

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(2,458)	(2,317)	(1,654)	(2,820)
Class B
From net investment income	(260)	(498)	(74)	(306)
Class C
From net investment income	(583)	(631)	—	—
Select Class
From net investment income	(64,962)	(22,378)	(16,270)	(8,584)
Ultra
From net investment income	(12,259)	(15,115)	—	—
Total distributions to shareholders	(80,522)	(40,939)	(17,998)	(11,710)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	846,387	923,432	(55,114)	542,100

NET ASSETS:
Change in net assets	809,368	953,383	(33,701)	556,349
Beginning of period	1,663,436	710,053	704,386	148,037
End of period	$2,472,804	$1,663,436	$670,685	$704,386
Accumulated undistributed (distributions in excess of) net investment income	$(62)	$20	$(1,083)	$(38)

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   153

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Ultra Short Duration Bond Fund
	Year Ended 2/28/2009	Year Ended 2/29/2008
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$32,408	$70,187
Net realized gain (loss)	(42,566)	(7,643)
Change in net unrealized appreciation (depreciation)	(83,725)	(57,780)
Change in net assets resulting from operations	(93,883)	4,764

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(3,058)	(5,426)
Class B
From net investment income	(446)	(1,095)
Class C
From net investment income	(3,750)	(8,647)
Select Class
From net investment income	(11,781)	(22,266)
Ultra
From net investment income	(13,400)	(32,751)
Total distributions to shareholders	(32,435)	(70,185)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(627,569)	(350,314)

NET ASSETS:
Change in net assets	(753,887)	(415,735)
Beginning of period	1,194,701	1,610,436
End of period	$440,814	$1,194,701
Accumulated undistributed (distributions in excess of) net investment income	$(2,166)	$(2,139)

SEE NOTES TO FINANCIAL STATEMENTS.

154   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

	Core Bond Fund		Core Plus Bond Fund
	Year Ended 2/28/2009	Year Ended 2/29/2008	Year Ended 2/28/2009	Year Ended 2/29/2008
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$940,733	$365,038	$20,595	$14,661
Dividends and distributions reinvested	41,772	25,312	1,738	1,538
Cost of shares redeemed	(406,328)	(195,601)	(19,315)	(9,253)
Change in net assets from Class A capital transactions	$576,177	$194,749	$3,018	$6,946
Class B
Proceeds from shares issued	$26,995	$19,426	$1,556	$2,984
Dividends and distributions reinvested	2,624	2,034	186	177
Cost of shares redeemed	(23,792)	(20,816)	(3,543)	(2,027)
Change in net assets from Class B capital transactions	$5,827	$644	$(1,801)	$1,134
Class C
Proceeds from shares issued	$182,660	$83,374	$15,118	$4,078
Dividends and distributions reinvested	6,606	2,645	426	150
Cost of shares redeemed	(65,256)	(21,571)	(3,611)	(2,045)
Change in net assets from Class C capital transactions	$124,010	$64,448	$11,933	$2,183
Class R2 (a)
Proceeds from shares issued	$61	$—	$50	$—
Dividends and distributions reinvested	1	—	1	—
Change in net assets from Class R2 capital transactions	$62	$—	$51	$—
Class R5
Proceeds from shares issued	$149,476	$141,601	$—	$—
Dividends and distributions reinvested	11,659	4,843	—	—
Cost of shares redeemed	(71,255)	(30,175)	—	—
Change in net assets from Class R5 capital transactions	$89,880	$116,269	$—	$—
Select Class
Proceeds from shares issued	$1,742,864	$914,886	$125,064	$232,632
Dividends and distributions reinvested	68,578	40,740	4,216	2,030
Cost of shares redeemed	(1,455,185)	(703,293)	(295,891)	(192,424)
Change in net assets from Select Class capital transactions	$356,257	$252,333	$(166,611)	$42,238
Ultra
Proceeds from shares issued	$294,753	$276,201	$5,024	$9,000
Dividends and distributions reinvested	21,699	16,987	— (b)	— (b)
Cost of shares redeemed	(315,025)	(247,518)	(5,800)	(3,177)
Change in net assets from Ultra capital transactions	$1,427	$45,670	$(776)	$5,823

Total change in net assets from capital transactions	$1,153,640	$674,113	$(154,186)	$58,324

(a)	Commencement of offering of class of shares effective November 3, 2008.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   155

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Core Bond Fund		Core Plus Bond Fund
	Year Ended 2/28/2009	Year Ended 2/29/2008	Year Ended 2/28/2009	Year Ended 2/29/2008
SHARE TRANSACTIONS:
Class A
Issued	88,385	34,051	2,843	1,892
Reinvested	3,931	2,363	237	199
Redeemed	(38,177)	(18,262)	(2,596)	(1,197)
Change in Class A Shares	54,139	18,152	484	894
Class B
Issued	2,531	1,809	210	383
Reinvested	247	190	25	23
Redeemed	(2,235)	(1,952)	(472)	(260)
Change in Class B Shares	543	47	(237)	146
Class C
Issued	16,939	7,722	2,045	523
Reinvested	619	245	58	19
Redeemed	(6,112)	(2,003)	(492)	(264)
Change in Class C Shares	11,446	5,964	1,611	278
Class R2 (a)
Issued	6	—	7	—
Reinvested	— (b)	—	— (b)	—
Change in Class R2 Shares	6	—	7	—
Class R5
Issued	14,070	13,191	—	—
Reinvested	1,101	451	—	—
Redeemed	(6,693)	(2,818)	—	—
Change in Class R5 Shares	8,478	10,824	—	—
Select Class
Issued	163,130	85,067	16,566	29,985
Reinvested	6,461	3,806	575	261
Redeemed	(137,167)	(65,797)	(40,734)	(24,840)
Change in Select Class Shares	32,424	23,076	(23,593)	5,406
Ultra
Issued	27,883	25,843	708	1,147
Reinvested	2,043	1,588	— (b)	— (b)
Redeemed	(29,574)	(23,240)	(771)	(410)
Change in Ultra Shares	352	4,191	(63)	737

(a)	Commencement of offering of class of shares effective November 3, 2008.

(b)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

156   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

	Government Bond Fund		High Yield Bond Fund
	Year Ended 2/28/2009	Year Ended 2/29/2008	Year Ended 2/28/2009	Year Ended 2/29/2008
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$295,879	$120,141	$156,930	$32,170
Dividends and distributions reinvested	6,306	4,244	4,695	4,416
Cost of shares redeemed	(152,770)	(69,080)	(35,641)	(30,327)
Redemption fees	—	—	6	3
Change in net assets from Class A capital transactions	$149,415	$55,305	$125,990	$6,262
Class B
Proceeds from shares issued	$17,493	$4,261	$2,720	$3,408
Dividends and distributions reinvested	1,138	1,362	827	1,319
Cost of shares redeemed	(13,951)	(15,829)	(7,389)	(10,529)
Redemption fees	—	—	1	1
Change in net assets from Class B capital transactions	$4,680	$(10,206)	$(3,841)	$(5,801)
Class C
Proceeds from shares issued	$133,457	$29,713	$22,748	$12,119
Dividends and distributions reinvested	2,626	816	1,193	1,535
Cost of shares redeemed	(46,902)	(7,683)	(9,758)	(9,976)
Redemption fees	—	—	2	1
Change in net assets from Class C capital transactions	$89,181	$22,846	$14,185	$3,679
Class R2 (a)
Proceeds from shares issued	$163	$—	$50	$—
Dividends and distributions reinvested	— (b)	—	2	—
Cost of shares redeemed	— (b)	—	—	—
Change in net assets from Class R2 capital transactions	$163	$—	$52	$—
Class R5
Proceeds from shares issued	$—	$—	$43,287	$14,469
Dividends and distributions reinvested	—	—	2,969	1,665
Cost of shares redeemed	—	—	(2,847)	(3,518)
Redemption fees	—	—	2	1
Change in net assets from Class R5 capital transactions	$—	$—	$43,411	$12,617
Select Class
Proceeds from shares issued	$239,782	$185,765	$1,284,422	$926,336
Dividends and distributions reinvested	4,208	1,174	14,629	14,690
Cost of shares redeemed	(256,221)	(487,968)	(494,419)	(279,674)
Redemption fees	—	—	113	41
Change in net assets from Select Class capital transactions	$(12,231)	$(301,029)	$804,745	$661,393
Ultra
Proceeds from shares issued	$—	$—	$47,201	$23,779
Dividends and distributions reinvested	—	—	191	60
Cost of shares redeemed	—	—	(8,495)	(1,617)
Redemption fees	—	—	6	3
Change in net assets from Ultra capital transactions	$—	$—	$38,903	$22,225

Total change in net assets from capital transactions	$231,208	$(233,084)	$1,023,445	$700,375

(a)	Commencement of offering of class of shares effective November 3, 2008.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   157

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Government Bond Fund		High Yield Bond Fund
	Year Ended 2/28/2009	Year Ended 2/29/2008	Year Ended 2/28/2009	Year Ended 2/29/2008
SHARE TRANSACTIONS:
Class A
Issued	28,317	11,741	25,923	3,869
Reinvested	608	417	727	540
Redeemed	(14,562)	(6,755)	(5,208)	(3,707)
Change in Class A Shares	14,363	5,403	21,442	702
Class B
Issued	1,677	413	418	406
Reinvested	110	134	123	160
Redeemed	(1,337)	(1,564)	(1,090)	(1,279)
Change in Class B Shares	450	(1,017)	(549)	(713)
Class C
Issued	12,799	2,890	3,731	1,440
Reinvested	254	80	180	188
Redeemed	(4,482)	(758)	(1,442)	(1,218)
Change in Class C Shares	8,571	2,212	2,469	410
Class R2 (a)
Issued	16	—	9	—
Reinvested	— (b)	—	— (b)	—
Redeemed	— (b)	—	—	—
Change in Class R2 Shares	16	—	9	—
Class R5
Issued	—	—	6,731	1,708
Reinvested	—	—	464	204
Redeemed	—	—	(463)	(452)
Change in Class R5 Shares	—	—	6,732	1,460
Select Class
Issued	23,101	18,192	190,355	114,712
Reinvested	404	115	2,170	1,818
Redeemed	(24,620)	(47,693)	(79,268)	(33,847)
Change in Select Class Shares	(1,115)	(29,386)	113,257	82,683
Ultra
Issued	—	—	7,003	2,885
Reinvested	—	—	31	7
Redeemed	—	—	(1,389)	(199)
Change in Ultra Shares	—	—	5,645	2,693

(a)	Commencement of offering of class of shares effective November 3, 2008.

(b)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

158   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

	Intermediate Bond Fund		Mortgage-Backed Securities Fund
	Year Ended 2/28/2009	Year Ended 2/29/2008	Year Ended 2/28/2009	Year Ended 2/29/2008
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$28,466	$32,176	$4,110	$6,283
Dividends and distributions reinvested	3,682	4,043	783	641
Cost of shares redeemed	(36,952)	(50,201)	(5,832)	(3,525)
Change in net assets from Class A capital transactions	$(4,804)	$(13,982)	$(939)	$3,399
Class B
Proceeds from shares issued	$2,085	$3,126	$—	$—
Dividends and distributions reinvested	1,414	1,618	—	—
Cost of shares redeemed	(13,881)	(16,916)	—	—
Change in net assets from Class B capital transactions	$(10,382)	$(12,172)	$—	$—
Class C
Proceeds from shares issued	$9,257	$10,616	$—	$—
Dividends and distributions reinvested	1,002	971	—	—
Cost of shares redeemed	(15,142)	(12,204)	—	—
Change in net assets from Class C capital transactions	$(4,883)	$(617)	$—	$—
Select Class
Proceeds from shares issued	$241,189	$257,909	$9,382	$39,008
Dividends and distributions reinvested	5,798	3,484	3,592	3,021
Cost of shares redeemed	(291,679)	(354,101)	(16,596)	(59,440)
Change in net assets from Select Class capital transactions	$(44,692)	$(92,708)	$(3,622)	$(17,411)
Ultra
Proceeds from shares issued	$27,513	$37,640	$102,682	$124,858
Dividends and distributions reinvested	477	901	40,657	31,365
Cost of shares redeemed	(36,202)	(48,166)	(62,374)	(129,588)
Change in net assets from Ultra capital transactions	$(8,212)	$(9,625)	$80,965	$26,635

Total change in net assets from capital transactions	$(72,973)	$(129,104)	$76,404	$12,623

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   159

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intermediate Bond Fund		Mortgage-Backed Securities Fund
	Year Ended 2/28/2009	Year Ended 2/29/2008	Year Ended 2/28/2009	Year Ended 2/29/2008
SHARE TRANSACTIONS:
Class A
Issued	2,748	3,092	389	591
Reinvested	357	389	74	60
Redeemed	(3,584)	(4,815)	(551)	(330)
Change in Class A Shares	(479)	(1,334)	(88)	321
Class B
Issued	205	305	—	—
Reinvested	139	158	—	—
Redeemed	(1,368)	(1,654)	—	—
Change in Class B Shares	(1,024)	(1,191)	—	—
Class C
Issued	908	1,028	—	—
Reinvested	98	95	—	—
Redeemed	(1,493)	(1,192)	—	—
Change in Class C Shares	(487)	(69)	—	—
Select Class
Issued	23,261	24,732	892	3,731
Reinvested	563	335	348	288
Redeemed	(28,311)	(34,012)	(1,596)	(5,697)
Change in Select Class Shares	(4,487)	(8,945)	(356)	(1,678)
Ultra
Issued	2,628	3,617	9,832	11,956
Reinvested	46	87	3,935	2,988
Redeemed	(3,501)	(4,624)	(6,023)	(12,299)
Change in Ultra Shares	(827)	(920)	7,744	2,645

SEE NOTES TO FINANCIAL STATEMENTS.

160   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

	Short Duration Bond Fund		Treasury & Agency Fund
	Year Ended 2/28/2009	Year Ended 2/29/2008	Year Ended 2/28/2009	Year Ended 2/29/2008
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$64,808	$25,181	$97,141	$32,667
Dividends and distributions reinvested	2,005	1,924	1,167	2,092
Cost of shares redeemed	(31,271)	(66,352)	(62,526)	(29,219)
Change in net assets from Class A capital transactions	$35,542	$(39,247)	$35,782	$5,540
Class B
Proceeds from shares issued	$1,702	$2,000	$1,715	$835
Dividends and distributions reinvested	215	410	58	231
Cost of shares redeemed	(6,392)	(9,218)	(4,962)	(5,552)
Change in net assets from Class B capital transactions	$(4,475)	$(6,808)	$(3,189)	$(4,486)
Class C
Proceeds from shares issued	$8,205	$4,505	$—	$—
Dividends and distributions reinvested	514	537	—	—
Cost of shares redeemed	(4,874)	(7,155)	—	—
Change in net assets from Class C capital transactions	$3,845	$(2,113)	$—	$—
Select Class
Proceeds from shares issued	$1,484,860	$1,154,278	$681,878	$585,541
Dividends and distributions reinvested	4,831	1,322	2,412	1,483
Cost of shares redeemed	(686,010)	(195,877)	(771,997)	(45,978)
Change in net assets from Select Class capital transactions	$803,681	$959,723	$(87,707)	$541,046
Ultra
Proceeds from shares issued	$144,254	$164,067	$—	$—
Dividends and distributions reinvested	4,582	7,346	—	—
Cost of shares redeemed	(141,042)	(159,536)	—	—
Change in net assets from Ultra capital transactions	$7,794	$11,877	$—	$—

Total change in net assets from capital transactions	$846,387	$923,432	$(55,114)	$542,100

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   161

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Short Duration Bond Fund		Treasury & Agency Fund
	Year Ended 2/28/2009	Year Ended 2/29/2008	Year Ended 2/28/2009	Year Ended 2/29/2008
SHARE TRANSACTIONS:
Class A
Issued	6,097	2,377	9,674	3,329
Reinvested	189	182	117	214
Redeemed	(2,951)	(6,281)	(6,216)	(2,989)
Change in Class A Shares	3,335	(3,722)	3,575	554
Class B
Issued	160	188	171	85
Reinvested	20	38	6	24
Redeemed	(598)	(864)	(496)	(570)
Change in Class B Shares	(418)	(638)	(319)	(461)
Class C
Issued	767	420	—	—
Reinvested	48	50	—	—
Redeemed	(457)	(672)	—	—
Change in Class C Shares	358	(202)	—	—
Select Class
Issued	139,320	108,139	68,605	59,436
Reinvested	455	124	242	151
Redeemed	(64,807)	(18,422)	(76,348)	(4,663)
Change in Select Class Shares	74,968	89,841	(7,501)	54,924
Ultra
Issued	13,506	15,420	—	—
Reinvested	432	692	—	—
Redeemed	(13,242)	(14,876)	—	—
Change in Ultra Shares	696	1,236	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

162   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

	Ultra Short Duration Bond Fund
	Year Ended 2/28/2009	Year Ended 2/29/2008
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$14,113	$46,988
Dividends and distributions reinvested	2,271	4,050
Cost of shares redeemed	(55,723)	(62,505)
Change in net assets from Class A capital transactions	$(39,339)	$(11,467)
Class B
Proceeds from shares issued	$401	$876
Dividends and distributions reinvested	384	912
Cost of shares redeemed	(11,121)	(14,771)
Change in net assets from Class B capital transactions	$(10,336)	$(12,983)
Class C
Proceeds from shares issued	$8,395	$49,816
Dividends and distributions reinvested	3,261	7,669
Cost of shares redeemed	(73,777)	(145,521)
Change in net assets from Class C capital transactions	$(62,121)	$(88,036)
Select Class
Proceeds from shares issued	$85,608	$141,903
Dividends and distributions reinvested	2,439	6,395
Cost of shares redeemed	(216,541)	(341,116)
Change in net assets from Select Class capital transactions	$(128,494)	$(192,818)
Ultra
Proceeds from shares issued	$14,670	$60,475
Dividends and distributions reinvested	7,190	24,885
Cost of shares redeemed	(409,139)	(130,370)
Change in net assets from Ultra capital transactions	$(387,279)	$(45,010)

Total change in net assets from capital transactions	$(627,569)	$(350,314)

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   163

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Ultra Short Duration Bond Fund
	Year Ended 2/28/2009	Year Ended 2/29/2008
SHARE TRANSACTIONS:
Class A
Issued	1,630	4,892
Reinvested	264	423
Redeemed	(6,385)	(6,510)
Change in Class A Shares	(4,491)	(1,195)
Class B
Issued	46	92
Reinvested	45	95
Redeemed	(1,295)	(1,550)
Change in B Shares	(1,204)	(1,363)
Class C
Issued	974	5,187
Reinvested	383	806
Redeemed	(8,626)	(15,302)
Change in Class C Shares	(7,269)	(9,309)
Select Class
Issued	9,853	14,807
Reinvested	285	662
Redeemed	(25,022)	(35,507)
Change in Select Class Shares	(14,884)	(20,038)
Ultra
Issued	1,646	6,255
Reinvested	823	2,597
Redeemed	(46,429)	(13,598)
Change in Ultra Shares	(43,960)	(4,746)

SEE NOTES TO FINANCIAL STATEMENTS.

164   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

THIS PAGE IS INTENTIONALLY LEFT BLANK

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   165

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
Core Bond Fund
Class A
Year Ended February 28, 2009	$11.04	$0.55	(g)	$(0.46)	$0.09	$(0.54)	$10.59
Year Ended February 29, 2008	10.67	0.48	(g)	0.37	0.85	(0.48)	11.04
Year Ended February 28, 2007	10.57	0.46	(g)	0.10	0.56	(0.46)	10.67
July 1, 2005 through February 28, 2006 (e)	10.91	0.34		(0.35)	(0.01)	(0.33)	10.57
Year Ended June 30, 2005	10.77	0.51		0.15	0.66	(0.52)	10.91
Year Ended June 30, 2004	11.18	0.48		(0.39)	0.09	(0.50)	10.77

Class B
Year Ended February 28, 2009	11.03	0.47	(g)	(0.45)	0.02	(0.47)	10.58
Year Ended February 29, 2008	10.66	0.41	(g)	0.37	0.78	(0.41)	11.03
Year Ended February 28, 2007	10.56	0.39	(g)	0.10	0.49	(0.39)	10.66
July 1, 2005 through February 28, 2006 (e)	10.90	0.27		(0.33)	(0.06)	(0.28)	10.56
Year Ended June 30, 2005	10.76	0.42		0.17	0.59	(0.45)	10.90
Year Ended June 30, 2004	11.17	0.41		(0.39)	0.02	(0.43)	10.76

Class C
Year Ended February 28, 2009	11.09	0.48	(g)	(0.45)	0.03	(0.47)	10.65
Year Ended February 29, 2008	10.73	0.42	(g)	0.35	0.77	(0.41)	11.09
Year Ended February 28, 2007	10.62	0.39	(g)	0.11	0.50	(0.39)	10.73
July 1, 2005 through February 28, 2006 (e)	10.96	0.28		(0.34)	(0.06)	(0.28)	10.62
Year Ended June 30, 2005	10.82	0.42		0.17	0.59	(0.45)	10.96
Year Ended June 30, 2004	11.23	0.42		(0.40)	0.02	(0.43)	10.82

Class R2
November 3, 2008 (f) through February 28, 2009	10.26	0.17	(g)	0.34	0.51	(0.18)	10.59

Class R5
Year Ended February 28, 2009	11.02	0.58	(g)	(0.45)	0.13	(0.57)	10.58
Year Ended February 29, 2008	10.66	0.52	(g)	0.35	0.87	(0.51)	11.02
May 15, 2006 (f) through February 28, 2007	10.35	0.39	(g)	0.33	0.72	(0.41)	10.66

Select Class
Year Ended February 28, 2009	11.03	0.56	(g)	(0.46)	0.10	(0.55)	10.58
Year Ended February 29, 2008	10.67	0.50	(g)	0.35	0.85	(0.49)	11.03
Year Ended February 28, 2007	10.56	0.47	(g)	0.11	0.58	(0.47)	10.67
July 1, 2005 through February 28, 2006 (e)	10.90	0.33		(0.33)	—	(0.34)	10.56
Year Ended June 30, 2005	10.77	0.53		0.14	0.67	(0.54)	10.90
Year Ended June 30, 2004	11.18	0.50		(0.38)	0.12	(0.53)	10.77

Ultra
Year Ended February 28, 2009	11.03	0.58	(g)	(0.45)	0.13	(0.57)	10.59
Year Ended February 29, 2008	10.67	0.52	(g)	0.36	0.88	(0.52)	11.03
Year Ended February 28, 2007	10.56	0.50	(g)	0.10	0.60	(0.49)	10.67
July 1, 2005 through February 28, 2006 (e)	10.90	0.35		(0.34)	0.01	(0.35)	10.56
February 22, 2005 (f) through June 30, 2005	10.84	0.19		0.07	0.26	(0.20)	10.90

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	The Fund changed its fiscal year from June 30 to the last day of February.

(f)	Commencement of offering of class of shares.

(g)	Calculated based on average shares outstanding.

(h)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

SEE NOTES TO FINANCIAL STATEMENTS.

166   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

Ratios/Supplemental data
			Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)		Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

0.87%		$1,322,130	0.75%	5.12%	0.98%	18%
8.21	(h)	780,006	0.75	4.51	0.99	14
5.42		560,556	0.75	4.36	0.94	8
(0.11)		394,309	0.75	4.54	0.97	13
6.23		373,401	0.82	4.52	1.09	16
0.84		349,290	0.85	4.34	1.16	20

0.21		80,648	1.40	4.42	1.48	18
7.49	(h)	78,048	1.40	3.86	1.49	14
4.75		74,963	1.40	3.72	1.44	8
(0.55)		85,667	1.40	3.89	1.47	13
5.57		94,897	1.47	3.87	1.68	16
0.28		98,064	1.50	3.69	1.81	20

0.33		250,444	1.40	4.46	1.48	18
7.38	(h)	133,975	1.40	3.86	1.49	14
4.83		65,579	1.40	3.72	1.44	8
(0.55)		57,530	1.40	3.89	1.47	13
5.53		64,238	1.47	3.87	1.70	16
0.17		79,323	1.50	3.69	1.81	20

5.00		63	1.00	4.96	1.25	18

1.26		259,552	0.45	5.43	0.53	18
8.41	(h)	177,019	0.45	4.82	0.54	14
7.03		55,785	0.45	4.64	0.50	8

1.03		2,699,976	0.60	5.21	0.73	18
8.25	(h)	2,456,097	0.60	4.66	0.73	14
5.69		2,128,674	0.60	4.52	0.69	8
(0.02)		2,742,810	0.60	4.69	0.72	13
6.36		2,754,702	0.60	4.72	0.79	16
1.13		4,902,736	0.60	4.60	0.81	20

1.30		754,336	0.40	5.41	0.48	18
8.48	(h)	782,067	0.40	4.86	0.48	14
5.88		711,527	0.40	4.72	0.44	8
0.12		703,229	0.40	4.89	0.47	13
2.44		649,060	0.40	5.00	0.43	16

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   167

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
Core Plus Bond Fund
Class A
Year Ended February 28, 2009	$7.85	$0.41	(g)	$(0.82)	$(0.41)	$(0.41)	$7.03
Year Ended February 29, 2008	7.78	0.37		0.07	0.44	(0.37)	7.85
Year Ended February 28, 2007	7.73	0.35		0.06	0.41	(0.36)	7.78
July 1, 2005 through February 28, 2006 (e)	7.95	0.24		(0.22)	0.02	(0.24)	7.73
Year Ended June 30, 2005	7.82	0.36		0.14	0.50	(0.37)	7.95
Year Ended June 30, 2004	8.10	0.36		(0.28)	0.08	(0.36)	7.82

Class B
Year Ended February 28, 2009	7.89	0.37	(g)	(0.83)	(0.46)	(0.37)	7.06
Year Ended February 29, 2008	7.82	0.32		0.08	0.40	(0.33)	7.89
Year Ended February 28, 2007	7.77	0.32		0.05	0.37	(0.32)	7.82
July 1, 2005 through February 28, 2006 (e)	7.98	0.22		(0.22)	—	(0.21)	7.77
Year Ended June 30, 2005	7.86	0.32		0.12	0.44	(0.32)	7.98
Year Ended June 30, 2004	8.14	0.31		(0.28)	0.03	(0.31)	7.86

Class C
Year Ended February 28, 2009	7.89	0.37	(g)	(0.84)	(0.47)	(0.37)	7.05
Year Ended February 29, 2008	7.82	0.34		0.06	0.40	(0.33)	7.89
Year Ended February 28, 2007	7.77	0.32		0.05	0.37	(0.32)	7.82
July 1, 2005 through February 28, 2006 (e)	7.98	0.21		(0.21)	—	(0.21)	7.77
Year Ended June 30, 2005	7.86	0.31		0.13	0.44	(0.32)	7.98
Year Ended June 30, 2004	8.14	0.31		(0.28)	0.03	(0.31)	7.86

Class R2
November 3, 2008 (f) through February 28, 2009	6.90	0.13	(g)	0.12	0.25	(0.12)	7.03

Select Class
Year Ended February 28, 2009	7.85	0.42	(g)	(0.82)	(0.40)	(0.43)	7.02
Year Ended February 29, 2008	7.78	0.39		0.07	0.46	(0.39)	7.85
Year Ended February 28, 2007	7.73	0.38		0.05	0.43	(0.38)	7.78
July 1, 2005 through February 28, 2006 (e)	7.95	0.25		(0.22)	0.03	(0.25)	7.73
Year Ended June 30, 2005	7.82	0.38		0.13	0.51	(0.38)	7.95
Year Ended June 30, 2004	8.10	0.38		(0.28)	0.10	(0.38)	7.82

Ultra
Year Ended February 28, 2009	7.85	0.44	(g)	(0.82)	(0.38)	(0.45)	7.02
Year Ended February 29, 2008	7.78	0.42		0.06	0.48	(0.41)	7.85
Year Ended February 28, 2007	7.73	0.39		0.06	0.45	(0.40)	7.78
July 1, 2005 through February 28, 2006 (e)	7.95	0.27		(0.22)	0.05	(0.27)	7.73
February 22, 2005 (f) through June 30, 2005	7.94	0.15		0.03	0.18	(0.17)	7.95

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	The Fund changed its fiscal year from June 30 to the last day of February.

(f)	Commencement of offering of class of shares.

(g)	Calculated based on average shares outstanding.

(h)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

SEE NOTES TO FINANCIAL STATEMENTS.

168   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

Ratios/Supplemental data
			Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)		Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

(5.32)%		$50,659	0.92%	5.51%	0.99%	17%
5.81	(h)	52,808	0.92	4.81	0.97	31
5.49		45,383	0.91	4.64	0.96	26
0.31		50,622	0.90	4.65	0.94	15
6.47		56,320	0.90	4.54	1.09	20
0.98		58,697	0.88	4.50	1.15	24

(5.93)		4,295	1.45	4.93	1.49	17
5.26	(h)	6,665	1.45	4.28	1.47	31
4.91		5,464	1.45	4.09	1.46	26
0.05		6,950	1.44	4.10	1.44	15
5.74		9,424	1.51	3.92	1.70	20
0.32		11,745	1.53	3.85	1.80	24

(5.99)		16,495	1.45	5.08	1.50	17
5.27	(h)	5,737	1.45	4.27	1.47	31
4.90		3,512	1.45	4.11	1.46	26
0.05		3,119	1.44	4.10	1.44	15
5.74		3,492	1.50	3.94	1.69	20
0.33		3,750	1.53	3.83	1.80	24

3.68		52	1.17	5.83	1.29	17

(5.21)		662,140	0.67	5.73	0.74	17
6.11	(h)	925,240	0.67	5.05	0.72	31
5.74		875,275	0.66	4.89	0.71	26
0.46		1,216,897	0.65	4.90	0.69	15
6.73		1,252,911	0.65	4.79	0.77	20
1.22		1,306,778	0.63	4.73	0.80	24

(4.98)		15,642	0.45	5.95	0.49	17
6.31	(h)	17,985	0.45	5.26	0.47	31
5.97		12,094	0.45	5.10	0.46	26
0.62		12,738	0.44	5.10	0.44	15
2.35		13,894	0.43	5.27	0.43	20

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   169

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
Government Bond Fund
Class A
Year Ended February 28, 2009	$10.55	$0.42	$0.01	$0.43	$(0.42)	$10.56
Year Ended February 29, 2008	10.15	0.48	0.40	0.88	(0.48)	10.55
Year Ended February 28, 2007	10.15	0.45	0.01	0.46	(0.46)	10.15
July 1, 2005 through February 28, 2006 (e)	10.48	0.30	(0.33)	(0.03)	(0.30)	10.15
Year Ended June 30, 2005	10.16	0.46	0.33	0.79	(0.47)	10.48
Year Ended June 30, 2004	10.67	0.48	(0.52)	(0.04)	(0.47)	10.16

Class B
Year Ended February 28, 2009	10.54	0.35	0.01	0.36	(0.35)	10.55
Year Ended February 29, 2008	10.14	0.41	0.40	0.81	(0.41)	10.54
Year Ended February 28, 2007	10.14	0.38	0.01	0.39	(0.39)	10.14
July 1, 2005 through February 28, 2006 (e)	10.47	0.25	(0.33)	(0.08)	(0.25)	10.14
Year Ended June 30, 2005	10.16	0.39	0.32	0.71	(0.40)	10.47
Year Ended June 30, 2004	10.66	0.40	(0.50)	(0.10)	(0.40)	10.16

Class C
Year Ended February 28, 2009	10.53	0.34	0.01	0.35	(0.35)	10.53
Year Ended February 29, 2008	10.13	0.42	0.39	0.81	(0.41)	10.53
Year Ended February 28, 2007	10.13	0.38	0.01	0.39	(0.39)	10.13
July 1, 2005 through February 28, 2006 (e)	10.46	0.25	(0.33)	(0.08)	(0.25)	10.13
Year Ended June 30, 2005	10.15	0.40	0.31	0.71	(0.40)	10.46
Year Ended June 30, 2004	10.65	0.40	(0.50)	(0.10)	(0.40)	10.15

Class R2
November 3, 2008 (f) through February 28, 2009	10.07	0.09	0.51	0.60	(0.11)	10.56

Select Class
Year Ended February 28, 2009	10.55	0.46	— (g)	0.46	(0.45)	10.56
Year Ended February 29, 2008	10.15	0.52	0.39	0.91	(0.51)	10.55
Year Ended February 28, 2007	10.14	0.48	0.01	0.49	(0.48)	10.15
July 1, 2005 through February 28, 2006 (e)	10.47	0.31	(0.33)	(0.02)	(0.31)	10.14
Year Ended June 30, 2005	10.15	0.49	0.32	0.81	(0.49)	10.47
Year Ended June 30, 2004	10.66	0.48	(0.50)	(0.02)	(0.49)	10.15

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	The Fund changed its fiscal year from June 30 to the last day of February.

(f)	Commencement of offering of class of shares.

(g)	Amount rounds to less than $0.01.

(h)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

SEE NOTES TO FINANCIAL STATEMENTS.

170   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

4.27%	$372,703	0.75%	4.04%	1.02%	13%
8.98 (h)	220,780	0.75	4.70	0.98	2
4.65	157,598	0.75	4.51	0.98	24
(0.30)	146,294	0.75	4.37	0.97	6
7.89	140,496	0.79	4.43	1.02	10
(0.40)	86,614	0.87	4.38	1.04	16

3.50	48,296	1.48	3.34	1.52	13
8.20 (h)	43,513	1.46	4.02	1.48	2
3.93	52,182	1.46	3.82	1.48	24
(0.78)	78,500	1.45	3.67	1.47	6
7.07	95,143	1.47	3.76	1.62	10
(0.97)	101,634	1.52	3.74	1.69	16

3.46	136,707	1.48	3.24	1.52	13
8.25 (h)	46,407	1.46	3.99	1.48	2
3.94	22,250	1.46	3.81	1.48	24
(0.77)	23,863	1.45	3.67	1.47	6
7.09	24,922	1.48	3.75	1.64	10
(0.96)	42,666	1.52	3.74	1.69	16

5.97	164	1.00	2.59	1.30	13

4.54	605,421	0.48	4.38	0.77	13
9.26 (h)	616,581	0.48	5.01	0.73	2
4.99	891,369	0.50	4.74	0.73	24
(0.16)	805,018	0.54	4.58	0.72	6
8.15	824,646	0.56	4.67	0.71	10
(0.16)	758,403	0.62	4.65	0.69	16

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   171

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

			Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Redemption fees
High Yield Bond Fund
Class A
Year Ended February 28, 2009	$7.59	$0.52	$(1.78)	$(1.26)	$(0.54)	$—	$(0.54)	$—	(g)
Year Ended February 29, 2008	8.60	0.62	(0.93)	(0.31)	(0.61)	(0.09)	(0.70)	—	(g)
Year Ended February 28, 2007	8.23	0.61	0.40	1.01	(0.62)	(0.02)	(0.64)	—	(g)
July 1, 2005 through February 28, 2006 (e)	8.29	0.42	(0.06)	0.36	(0.42)	—	(0.42)	—	(g)
Year Ended June 30, 2005	8.17	0.61	0.14	0.75	(0.61)	(0.02)	(0.63)	—	(g)
Year Ended June 30, 2004	7.92	0.61	0.23	0.84	(0.59)	—	(0.59)	—
Class B
Year Ended February 28, 2009	7.60	0.51	(1.80)	(1.29)	(0.50)	—	(0.50)	—	(g)
Year Ended February 29, 2008	8.61	0.58	(0.94)	(0.36)	(0.56)	(0.09)	(0.65)	—	(g)
Year Ended February 28, 2007	8.23	0.57	0.40	0.97	(0.57)	(0.02)	(0.59)	—	(g)
July 1, 2005 through February 28, 2006 (e)	8.29	0.38	(0.06)	0.32	(0.38)	—	(0.38)	—	(g)
Year Ended June 30, 2005	8.18	0.55	0.14	0.69	(0.56)	(0.02)	(0.58)	—	(g)
Year Ended June 30, 2004	7.93	0.55	0.24	0.79	(0.54)	—	(0.54)	—
Class C
Year Ended February 28, 2009	7.59	0.50	(1.79)	(1.29)	(0.50)	—	(0.50)	—	(g)
Year Ended February 29, 2008	8.61	0.57	(0.94)	(0.37)	(0.56)	(0.09)	(0.65)	—	(g)
Year Ended February 28, 2007	8.24	0.57	0.39	0.96	(0.57)	(0.02)	(0.59)	—	(g)
July 1, 2005 through February 28, 2006 (e)	8.29	0.38	(0.05)	0.33	(0.38)	—	(0.38)	—	(g)
Year Ended June 30, 2005	8.19	0.55	0.13	0.68	(0.56)	(0.02)	(0.58)	—	(g)
Year Ended June 30, 2004	7.93	0.55	0.25	0.80	(0.54)	—	(0.54)	—
Class R2
November 3, 2008 (f) through February 28, 2009	5.96	0.16	(0.17)	(0.01)	(0.16)	—	(0.16)	—	(g)
Class R5
Year Ended February 28, 2009	7.61	0.55	(1.79)	(1.24)	(0.56)	—	(0.56)	—	(g)
Year Ended February 29, 2008	8.63	0.66	(0.95)	(0.29)	(0.64)	(0.09)	(0.73)	—	(g)
May 15, 2006 (f) through February 28, 2007	8.31	0.52	0.35	0.87	(0.53)	(0.02)	(0.55)	—	(g)
Select Class
Year Ended February 28, 2009	7.60	0.56	(1.79)	(1.23)	(0.56)	—	(0.56)	—	(g)
Year Ended February 29, 2008	8.62	0.63	(0.92)	(0.29)	(0.64)	(0.09)	(0.73)	—	(g)
Year Ended February 28, 2007	8.24	0.64	0.40	1.04	(0.64)	(0.02)	(0.66)	—	(g)
July 1, 2005 through February 28, 2006 (e)	8.30	0.43	(0.06)	0.37	(0.43)	—	(0.43)	—	(g)
Year Ended June 30, 2005	8.18	0.63	0.14	0.77	(0.63)	(0.02)	(0.65)	—	(g)
Year Ended June 30, 2004	7.93	0.61	0.25	0.86	(0.61)	—	(0.61)	—
Ultra
Year Ended February 28, 2009	7.60	0.57	(1.80)	(1.23)	(0.56)	—	(0.56)	—	(g)
Year Ended February 29, 2008	8.61	0.65	(0.93)	(0.28)	(0.64)	(0.09)	(0.73)	—	(g)
Year Ended February 28, 2007	8.24	0.65	0.39	1.04	(0.65)	(0.02)	(0.67)	—	(g)
July 1, 2005 through February 28, 2006 (e)	8.30	0.45	(0.08)	0.37	(0.43)	—	(0.43)	—	(g)
February 22, 2005 (f) through June 30, 2005	8.59	0.23	(0.24)	(0.01)	(0.28)	—	(0.28)	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	The Fund changed its fiscal year from June 30 to the last day of February.

(f)	Commencement of offering of class of shares.

(g)	Amount rounds to less than $0.01.

(h)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

SEE NOTES TO FINANCIAL STATEMENTS.

172   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

			Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$5.79	(17.28)%		$184,739	1.15%	8.10%	1.31%	18%
7.59	(3.87	)(h)	79,217	1.12	7.54	1.32	48
8.60	12.82		83,790	1.12	7.42	1.31	69
8.23	4.39		62,622	1.11	7.51	1.30	47
8.29	9.47		68,636	1.12	7.22	1.33	68
8.17	10.96		75,885	1.12	7.37	1.33	58

5.81	(17.68)		16,720	1.80	7.33	1.81	18
7.60	(4.51	)(h)	26,052	1.78	6.88	1.82	48
8.61	12.19		35,667	1.77	6.78	1.81	69
8.23	3.92		35,105	1.76	6.86	1.80	47
8.29	8.71		39,697	1.77	6.58	1.93	68
8.18	10.23		39,488	1.76	6.71	1.98	58

5.80	(17.69)		36,872	1.80	7.37	1.81	18
7.59	(4.61	)(h)	29,517	1.78	6.88	1.82	48
8.61	12.05		29,953	1.77	6.77	1.81	69
8.24	4.04		25,650	1.76	6.86	1.80	47
8.29	8.55		28,348	1.77	6.57	1.93	68
8.19	10.35		35,344	1.76	6.70	1.98	58

5.79	(0.05)		50	1.40	8.84	1.59	18

5.81	(16.99)		53,497	0.85	8.55	0.87	18
7.61	(3.71	)(h)	18,807	0.86	7.83	0.86	48
8.63	10.90		8,732	0.86	7.57	0.86	69

5.81	(16.93)		1,837,745	0.90	8.36	1.06	18
7.60	(3.73	)(h)	1,544,252	0.87	7.81	1.06	48
8.62	13.18		1,038,528	0.87	7.67	1.06	69
8.24	4.53		960,421	0.86	7.77	1.05	47
8.30	9.74		988,281	0.87	7.47	1.01	68
8.18	11.22		1,043,708	0.86	7.59	0.98	58

5.81	(16.84)		91,880	0.80	8.44	0.81	18
7.60	(3.58	)(h)	77,356	0.81	7.87	0.81	48
8.61	13.12		64,497	0.81	7.74	0.81	69
8.24	4.60		58,131	0.80	7.95	0.80	47
8.30	(0.12)		40,477	0.79	7.91	0.85	68

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   173

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
Intermediate Bond Fund
Class A
Year Ended February 28, 2009	$10.69	$0.50	(g)	$(0.45)	$0.05	$(0.50)	$10.24
Year Ended February 29, 2008	10.39	0.47	(g)	0.31	0.78	(0.48)	10.69
Year Ended February 28, 2007	10.32	0.47	(g)	0.07	0.54	(0.47)	10.39
July 1, 2005 through February 28, 2006 (e)	10.65	0.29		(0.29)	—	(0.33)	10.32
Year Ended June 30, 2005	10.63	0.40		0.12	0.52	(0.50)	10.65
Year Ended June 30, 2004	11.01	0.47		(0.37)	0.10	(0.48)	10.63

Class B
Year Ended February 28, 2009	10.52	0.43	(g)	(0.43)	—	(0.44)	10.08
Year Ended February 29, 2008	10.23	0.41	(g)	0.30	0.71	(0.42)	10.52
Year Ended February 28, 2007	10.18	0.40	(g)	0.07	0.47	(0.42)	10.23
July 1, 2005 through February 28, 2006 (e)	10.51	0.26		(0.30)	(0.04)	(0.29)	10.18
Year Ended June 30, 2005	10.49	0.38		0.08	0.46	(0.44)	10.51
Year Ended June 30, 2004	10.88	0.39		(0.37)	0.02	(0.41)	10.49

Class C
Year Ended February 28, 2009	10.52	0.43	(g)	(0.43)	—	(0.44)	10.08
Year Ended February 29, 2008	10.24	0.41	(g)	0.29	0.70	(0.42)	10.52
Year Ended February 28, 2007	10.18	0.40	(g)	0.08	0.48	(0.42)	10.24
July 1, 2005 through February 28, 2006 (e)	10.51	0.26		(0.30)	(0.04)	(0.29)	10.18
Year Ended June 30, 2005	10.49	0.36		0.10	0.46	(0.44)	10.51
Year Ended June 30, 2004	10.88	0.39		(0.37)	0.02	(0.41)	10.49

Select Class
Year Ended February 28, 2009	10.68	0.53	(g)	(0.45)	0.08	(0.53)	10.23
Year Ended February 29, 2008	10.38	0.50	(g)	0.30	0.80	(0.50)	10.68
Year Ended February 28, 2007	10.31	0.49	(g)	0.08	0.57	(0.50)	10.38
July 1, 2005 through February 28, 2006 (e)	10.65	0.35		(0.34)	0.01	(0.35)	10.31
Year Ended June 30, 2005	10.62	0.55		0.01	0.56	(0.53)	10.65
Year Ended June 30, 2004	11.01	0.49		(0.37)	0.12	(0.51)	10.62

Ultra
Year Ended February 28, 2009	10.68	0.54	(g)	(0.44)	0.10	(0.55)	10.23
Year Ended February 29, 2008	10.39	0.52	(g)	0.29	0.81	(0.52)	10.68
Year Ended February 28, 2007	10.32	0.51	(g)	0.07	0.58	(0.51)	10.39
July 1, 2005 through February 28, 2006 (e)	10.65	0.36		(0.33)	0.03	(0.36)	10.32
February 22, 2005 (f) through June 30, 2005	10.66	0.20		0.03	0.23	(0.24)	10.65

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	The Fund changed its fiscal year from June 30 to the last day of February.

(f)	Commencement of offering of class of shares.

(g)	Calculated based on average shares outstanding.

(h)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

SEE NOTES TO FINANCIAL STATEMENTS.

174   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

Ratios/Supplemental data
			Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)		Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

0.55%		$104,473	0.83%	4.83%	0.99%	16%
7.70	(h)	114,132	0.83	4.56	0.97	9
5.42		124,797	0.83	4.56	0.96	5
0.02		146,206	0.83	4.77	0.98	5
4.99		173,146	0.83	4.48	1.10	10
0.91		238,399	0.83	4.27	1.17	17

0.08		38,405	1.40	4.25	1.49	16
7.09	(h)	50,873	1.40	3.99	1.47	9
4.70		61,674	1.40	4.00	1.46	5
(0.35)		82,765	1.40	4.20	1.48	5
4.46		102,614	1.46	3.86	1.70	10
0.20		132,372	1.48	3.62	1.82	17

0.08		32,885	1.40	4.25	1.49	16
7.00	(h)	39,468	1.40	3.99	1.47	9
4.80		39,100	1.40	4.00	1.46	5
(0.35)		54,879	1.40	4.20	1.48	5
4.43		68,296	1.46	3.83	1.71	10
0.19		121,399	1.48	3.62	1.82	17

0.81		583,132	0.58	5.07	0.74	16
7.95	(h)	656,511	0.58	4.81	0.72	9
5.68		730,909	0.58	4.82	0.71	5
0.11		914,815	0.58	5.02	0.73	5
5.37		941,813	0.58	4.70	0.79	10
1.11		1,525,275	0.58	4.51	0.82	17

0.98		107,809	0.40	5.26	0.50	16
8.09	(h)	121,338	0.40	4.99	0.47	9
5.84		127,554	0.40	4.99	0.46	5
0.31		120,779	0.40	5.20	0.48	5
2.16		134,005	0.40	5.28	0.43	10

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   175

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
Mortgage-Backed Securities Fund
Class A
Year Ended February 28, 2009	$10.97	$0.61	$(0.57)	$0.04	$(0.59)	$10.42
Year Ended February 29, 2008	10.65	0.50	0.31	0.81	(0.49)	10.97
Year Ended February 28, 2007	10.54	0.47	0.10	0.57	(0.46)	10.65
July 1, 2005 through February 28, 2006 (e)	10.83	0.33	(0.29)	0.04	(0.33)	10.54
Year Ended June 30, 2005	10.77	0.49	0.08	0.57	(0.51)	10.83
Year Ended June 30, 2004	10.89	0.42	(0.08)	0.34	(0.46)	10.77

Select Class
Year Ended February 28, 2009	10.79	0.62	(0.57)	0.05	(0.61)	10.23
Year Ended February 29, 2008	10.48	0.52	0.31	0.83	(0.52)	10.79
Year Ended February 28, 2007	10.38	0.49	0.10	0.59	(0.49)	10.48
July 1, 2005 through February 28, 2006 (e)	10.67	0.34	(0.29)	0.05	(0.34)	10.38
Year Ended June 30, 2005	10.61	0.42	0.17	0.59	(0.53)	10.67
Year Ended June 30, 2004	10.75	0.45	(0.10)	0.35	(0.49)	10.61

Ultra
Year Ended February 28, 2009	10.79	0.63	(0.56)	0.07	(0.63)	10.23
Year Ended February 29, 2008	10.48	0.54	0.31	0.85	(0.54)	10.79
Year Ended February 28, 2007	10.38	0.50	0.10	0.60	(0.50)	10.48
July 1, 2005 through February 28, 2006 (e)	10.67	0.35	(0.29)	0.06	(0.35)	10.38
February 22, 2005 (f) through June 30, 2005	10.66	0.21	0.03	0.24	(0.23)	10.67

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	The Fund changed its fiscal year from June 30 to the last day of February.

(f)	Commencement of offering of class of shares.

(g)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

SEE NOTES TO FINANCIAL STATEMENTS.

176   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

Ratios/Supplemental data
			Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)		Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

0.41%		$16,189	0.65%	5.69%	0.99%	15%
7.88	(g)	18,011	0.65	4.70	0.98	16
5.60		14,063	0.65	4.46	0.98	18
0.35		13,826	0.65	4.68	0.97	16
5.40		15,077	0.65	4.50	0.92	25
3.07		7,681	0.65	4.23	0.82	12

0.58		88,231	0.40	5.93	0.74	15
8.18	(g)	96,870	0.40	4.94	0.73	16
5.83		111,656	0.40	4.71	0.73	18
0.54		103,491	0.40	4.92	0.72	16
5.70		123,104	0.40	4.54	0.55	25
3.30		1,530,225	0.40	4.12	0.54	35

0.74		916,201	0.25	6.12	0.50	15
8.33	(g)	882,626	0.25	5.09	0.48	16
5.97		829,330	0.25	4.83	0.48	18
0.62		1,177,895	0.25	5.08	0.47	16
2.30		1,135,323	0.25	5.19	0.46	25

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   177

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
Short Duration Bond Fund
Class A
Year Ended February 28, 2009	$10.80	$0.38		$(0.19)	$0.19	$(0.38)	$10.61
Year Ended February 29, 2008	10.52	0.44	(g)	0.26	0.70	(0.42)	10.80
Year Ended February 28, 2007	10.43	0.39	(g)	0.10	0.49	(0.40)	10.52
July 1, 2005 through February 28, 2006 (e)	10.51	0.21		(0.08)	0.13	(0.21)	10.43
Year Ended June 30, 2005	10.62	0.28		(0.10)	0.18	(0.29)	10.51
Year Ended June 30, 2004	10.86	0.27		(0.23)	0.04	(0.28)	10.62

Class B
Year Ended February 28, 2009	10.88	0.35		(0.21)	0.14	(0.32)	10.70
Year Ended February 29, 2008	10.60	0.39	(g)	0.26	0.65	(0.37)	10.88
Year Ended February 28, 2007	10.50	0.33	(g)	0.11	0.44	(0.34)	10.60
July 1, 2005 through February 28, 2006 (e)	10.59	0.17		(0.09)	0.08	(0.17)	10.50
Year Ended June 30, 2005	10.69	0.23		(0.09)	0.14	(0.24)	10.59
Year Ended June 30, 2004	10.93	0.22		(0.23)	(0.01)	(0.23)	10.69

Class C
Year Ended February 28, 2009	10.87	0.33		(0.20)	0.13	(0.32)	10.68
Year Ended February 29, 2008	10.59	0.39	(g)	0.26	0.65	(0.37)	10.87
Year Ended February 28, 2007	10.49	0.33	(g)	0.11	0.44	(0.34)	10.59
July 1, 2005 through February 28, 2006 (e)	10.58	0.16		(0.08)	0.08	(0.17)	10.49
Year Ended June 30, 2005	10.68	0.22		(0.08)	0.14	(0.24)	10.58
Year Ended June 30, 2004	10.92	0.22		(0.23)	(0.01)	(0.23)	10.68

Select Class
Year Ended February 28, 2009	10.80	0.40		(0.18)	0.22	(0.40)	10.62
Year Ended February 29, 2008	10.53	0.46	(g)	0.26	0.72	(0.45)	10.80
Year Ended February 28, 2007	10.44	0.41	(g)	0.10	0.51	(0.42)	10.53
July 1, 2005 through February 28, 2006 (e)	10.52	0.23		(0.08)	0.15	(0.23)	10.44
Year Ended June 30, 2005	10.63	0.32		(0.12)	0.20	(0.31)	10.52
Year Ended June 30, 2004	10.87	0.30		(0.23)	0.07	(0.31)	10.63

Ultra
Year Ended February 28, 2009	10.81	0.43		(0.19)	0.24	(0.43)	10.62
Year Ended February 29, 2008	10.53	0.49	(g)	0.27	0.76	(0.48)	10.81
Year Ended February 28, 2007	10.44	0.44	(g)	0.10	0.54	(0.45)	10.53
July 1, 2005 through February 28, 2006 (e)	10.52	0.24		(0.07)	0.17	(0.25)	10.44
February 22, 2005 (f) through June 30, 2005	10.56	0.13		(0.02)	0.11	(0.15)	10.52

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	The Fund changed its fiscal year from June 30 to the last day of February.

(f)	Commencement of offering of class of shares.

(g)	Calculated based on average shares outstanding.

(h)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

SEE NOTES TO FINANCIAL STATEMENTS.

178   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

Ratios/Supplemental data
			Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)		Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

1.79%		$90,891	0.80%	3.55%	0.89%	51%
6.84	(h)	56,496	0.80	4.14	0.91	40
4.75		94,199	0.80	3.69	0.91	44
1.22		93,187	0.80	2.97	0.91	22
1.72		97,744	0.80	2.64	1.10	27
0.39		109,252	0.80	2.51	1.16	54

1.32		6,668	1.30	3.09	1.39	51
6.23	(h)	11,328	1.30	3.65	1.41	40
4.27		17,787	1.30	3.17	1.41	44
0.79		22,899	1.30	2.46	1.41	22
1.31		29,369	1.30	2.13	1.71	27
0.09		42,563	1.30	2.01	1.81	54

1.27		22,625	1.30	3.06	1.39	51
6.26	(h)	19,135	1.30	3.64	1.41	40
4.26		20,777	1.30	3.15	1.41	44
0.79		38,266	1.30	2.46	1.41	22
1.30		56,296	1.30	2.12	1.71	27
(0.10)		98,576	1.30	2.01	1.81	54

2.12		2,029,713	0.55	3.80	0.64	51
7.03	(h)	1,255,422	0.55	4.31	0.64	40
4.99		277,452	0.55	3.89	0.66	44
1.39		497,708	0.55	3.21	0.66	22
1.94		559,775	0.55	2.85	0.79	27
0.67		1,045,405	0.55	2.75	0.81	54

2.27		322,907	0.30	4.07	0.39	51
7.39	(h)	321,055	0.30	4.64	0.41	40
5.24		299,838	0.30	4.18	0.41	44
1.60		371,212	0.30	3.47	0.41	22
1.05		392,444	0.30	3.45	0.44	27

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   179

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

			Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Treasury & Agency Fund
Class A
Year Ended February 28, 2009	$10.04	$0.11	$0.20	$0.31	$(0.18)	$—	$(0.18)
Year Ended February 29, 2008	9.72	0.42	0.31	0.73	(0.41)	—	(0.41)
Year Ended February 28, 2007	9.75	0.46	(0.03)	0.43	(0.46)	—	(0.46)
July 1, 2005 through February 28, 2006 (e)	10.00	0.32	(0.25)	0.07	(0.32)	—	(0.32)
Year Ended June 30, 2005	10.31	0.42	(0.20)	0.22	(0.42)	(0.11)	(0.53)
Year Ended June 30, 2004	10.76	0.35	(0.40)	(0.05)	(0.35)	(0.05)	(0.40)

Class B
Year Ended February 28, 2009	10.03	0.16	0.10	0.26	(0.14)	—	(0.14)
Year Ended February 29, 2008	9.71	0.42	0.26	0.68	(0.36)	—	(0.36)
Year Ended February 28, 2007	9.74	0.43	(0.05)	0.38	(0.41)	—	(0.41)
July 1, 2005 through February 28, 2006 (e)	9.99	0.29	(0.25)	0.04	(0.29)	—	(0.29)
Year Ended June 30, 2005	10.30	0.38	(0.21)	0.17	(0.37)	(0.11)	(0.48)
Year Ended June 30, 2004	10.75	0.31	(0.41)	(0.10)	(0.30)	(0.05)	(0.35)

Select Class
Year Ended February 28, 2009	10.02	0.13	0.22	0.35	(0.21)	—	(0.21)
Year Ended February 29, 2008	9.70	0.44	0.31	0.75	(0.43)	—	(0.43)
Year Ended February 28, 2007	9.74	0.48	(0.04)	0.44	(0.48)	—	(0.48)
July 1, 2005 through February 28, 2006 (e)	9.99	0.33	(0.25)	0.08	(0.33)	—	(0.33)
Year Ended June 30, 2005	10.30	0.44	(0.19)	0.25	(0.45)	(0.11)	(0.56)
Year Ended June 30, 2004	10.75	0.37	(0.39)	(0.02)	(0.38)	(0.05)	(0.43)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	The Fund changed its fiscal year from June 30 to the last day of February.

(f)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

SEE NOTES TO FINANCIAL STATEMENTS.

180   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$10.17	3.18%	$114,609	0.70%	0.99%	0.94%	154%
10.04	7.71 (f)	77,234	0.69	4.33	1.01	83
9.72	4.48	69,390	0.70	4.70	1.03	10
9.75	0.71	77,632	0.70	4.83	1.03	20
10.00	2.22	82,360	0.67	4.05	0.99	22
10.31	(0.52)	91,714	0.65	3.30	0.95	23

10.15	2.64	3,538	1.20	1.07	1.43	154
10.03	7.17 (f)	6,691	1.20	3.96	1.52	83
9.71	3.97	10,948	1.20	4.19	1.53	10
9.74	0.39	16,720	1.20	4.34	1.53	20
9.99	1.70	23,012	1.17	3.45	1.60	22
10.30	(1.02)	49,443	1.15	2.80	1.60	23

10.16	3.52	552,538	0.45	1.54	0.69	154
10.02	8.01 (f)	620,461	0.43	3.98	0.74	83
9.70	4.65	67,699	0.45	4.95	0.78	10
9.74	0.87	48,965	0.45	5.07	0.79	20
9.99	2.48	45,461	0.42	4.30	0.67	22
10.30	(0.23)	49,053	0.40	3.55	0.60	23

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   181

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
Ultra Short Duration Bond Fund
Class A
Year Ended February 28, 2009	$9.31	$0.36	(g)	$(1.50)	$(1.14)	$(0.37)	$7.80
Year Ended February 29, 2008	9.77	0.46		(0.46)	—	(0.46)	9.31
Year Ended February 28, 2007	9.74	0.45		0.03	0.48	(0.45)	9.77
July 1, 2005 through February 28, 2006 (e)	9.83	0.26		(0.08)	0.18	(0.27)	9.74
Year Ended June 30, 2005	9.89	0.27		(0.04)	0.23	(0.29)	9.83
Year Ended June 30, 2004	9.97	0.20		(0.05)	0.15	(0.23)	9.89

Class B
Year Ended February 28, 2009	9.24	0.31	(g)	(1.49)	(1.18)	(0.32)	7.74
Year Ended February 29, 2008	9.70	0.38		(0.43)	(0.05)	(0.41)	9.24
Year Ended February 28, 2007	9.67	0.38		0.05	0.43	(0.40)	9.70
July 1, 2005 through February 28, 2006 (e)	9.76	0.22		(0.08)	0.14	(0.23)	9.67
Year Ended June 30, 2005	9.82	0.21		(0.03)	0.18	(0.24)	9.76
Year Ended June 30, 2004	9.90	0.14		(0.04)	0.10	(0.18)	9.82

Class C
Year Ended February 28, 2009	9.23	0.31	(g)	(1.50)	(1.19)	(0.32)	7.72
Year Ended February 29, 2008	9.68	0.38		(0.42)	(0.04)	(0.41)	9.23
Year Ended February 28, 2007	9.66	0.38		0.04	0.42	(0.40)	9.68
July 1, 2005 through February 28, 2006 (e)	9.75	0.22		(0.08)	0.14	(0.23)	9.66
Year Ended June 30, 2005	9.81	0.21		(0.03)	0.18	(0.24)	9.75
Year Ended June 30, 2004	9.89	0.14		(0.04)	0.10	(0.18)	9.81

Select Class
Year Ended February 28, 2009	9.31	0.38	(g)	(1.50)	(1.12)	(0.39)	7.80
Year Ended February 29, 2008	9.77	0.49		(0.47)	0.02	(0.48)	9.31
Year Ended February 28, 2007	9.74	0.47		0.03	0.50	(0.47)	9.77
July 1, 2005 through February 28, 2006 (e)	9.83	0.27		(0.08)	0.19	(0.28)	9.74
Year Ended June 30, 2005	9.88	0.29		(0.03)	0.26	(0.31)	9.83
Year Ended June 30, 2004	9.97	0.23		(0.06)	0.17	(0.26)	9.88

Ultra
Year Ended February 28, 2009	9.32	0.40	(g)	(1.51)	(1.11)	(0.41)	7.80
Year Ended February 29, 2008	9.77	0.50		(0.45)	0.05	(0.50)	9.32
Year Ended February 28, 2007	9.75	0.49		0.02	0.51	(0.49)	9.77
July 1, 2005 through February 28, 2006 (e)	9.83	0.27		(0.06)	0.21	(0.29)	9.75
February 22, 2005 (f) through June 30, 2005	9.87	0.13		(0.02)	0.11	(0.15)	9.83

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	The Fund changed its fiscal year from June 30 to the last day of February.

(f)	Commencement of offering of class of shares.

(g)	Calculated based on average shares outstanding.

(h)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

SEE NOTES TO FINANCIAL STATEMENTS.

182   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

Ratios/Supplemental data
			Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)		Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

(12.52)%		$52,560	0.70%	4.12%	0.95%	0%
(0.06	)(h)	104,590	0.70	4.70	0.91	15
5.03		121,385	0.70	4.53	0.91	26
1.81		219,258	0.70	3.81	0.91	9
2.36		281,966	0.70	2.67	1.05	26
1.53		362,796	0.70	1.97	1.12	46

(12.97)		6,423	1.20	3.62	1.44	0
(0.56	)(h)	18,797	1.20	4.20	1.41	15
4.54		32,930	1.20	4.04	1.41	26
1.46		48,750	1.20	3.31	1.41	9
1.87		62,135	1.20	2.18	1.65	26
1.02		81,758	1.20	1.48	1.77	46

(13.09)		65,241	1.20	3.63	1.44	0
(0.47	)(h)	145,000	1.20	4.20	1.41	15
4.45		242,277	1.20	4.04	1.41	26
1.46		338,830	1.20	3.31	1.41	9
1.88		438,955	1.20	2.17	1.66	26
1.03		604,084	1.20	1.48	1.77	46

(12.27)		179,116	0.45	4.37	0.70	0
0.18	(h)	352,600	0.45	4.95	0.66	15
5.29		565,561	0.45	4.79	0.66	26
1.96		668,770	0.45	4.07	0.66	9
2.71		764,427	0.45	2.91	0.74	26
1.69		1,144,000	0.45	2.22	0.77	46

(12.21)		137,474	0.25	4.56	0.44	0
0.51	(h)	573,714	0.25	5.15	0.41	15
5.37		648,283	0.25	5.01	0.41	26
2.20		474,681	0.25	4.30	0.41	9
1.11		425,437	0.25	3.68	0.40	26

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   183

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2009

1. Organization

JPMorgan Trust II (“JPM II” or the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 9 separate funds of the Trust (collectively, the “Funds”) covered by this report:

Classes Offered
Core Bond Fund	Class A, Class B, Class C, Class R2, Class R5, Select Class and Ultra
Core Plus Bond Fund	Class A, Class B, Class C, Class R2, Select Class and Ultra
Government Bond Fund	Class A, Class B, Class C, Class R2 and Select Class
High Yield Bond Fund	Class A, Class B, Class C, Class R2, Class R5, Select Class and Ultra
Intermediate Bond Fund	Class A, Class B, Class C, Select Class and Ultra
Mortgage-Backed Securities Fund	Class A, Select Class and Ultra
Short Duration Bond Fund	Class A, Class B, Class C, Select Class and Ultra
Treasury & Agency Fund	Class A, Class B and Select Class
Ultra Short Duration Bond Fund	Class A, Class B, Class C, Select Class and Ultra

Class R2 Shares commenced operations on November 3, 2008 for Core Bond Fund, Core Plus Bond Fund, Government Bond Fund, High Yield Bond Fund.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares (except for Class C Shares of the Short Duration Bond Fund and Ultra Short Duration Bond Fund) provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years (except for Short Duration Bond Fund, Treasury & Agency Fund and Ultra Short Duration Bond Fund whose Class B Shares convert to Class A Shares after six years). No sales charges are assessed with respect to the Class R5, Class R2, Select Class and Ultra Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share. Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to significant market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

During the period, the Funds adopted Statement of Financial Accounting Standards No. 157 — Fair Value Measurements — (“SFAS 157”). SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 requires

184   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

disclosure surrounding the various inputs that are used in determining the fair value of the Funds’ investments. These inputs are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of February 28, 2009 in valuing the Funds’ assets and liabilities carried at fair value (amounts in thousands):

Valuation Inputs	Investments in Securities	Appreciation in Other Financial Instruments*	Depreciation in Other Financial Instruments*
Core Bond Fund
Level 1 — Quoted prices	$398,416	$—	$—
Level 2 — Other significant observable inputs	5,123,014	—	—
Level 3 — Significant unobservable inputs	87	—	—
Total	$5,521,517	$—	$—
Core Plus Bond Fund
Level 1 — Quoted prices	$37,524	$1	$(10)
Level 2 — Other significant observable inputs	737,229	—	(380)
Level 3 — Significant unobservable inputs	1,524	—	—
Total	$776,277	$1	$(390)
Government Bond Fund
Level 1 — Quoted prices	$62,436	$—	$—
Level 2 — Other significant observable inputs	1,095,589	—	—
Level 3 — Significant unobservable inputs	—	—	—
Total	$1,158,025	$—	$—
High Yield Bond Fund
Level 1 — Quoted prices	$282,644	$—	$—
Level 2 — Other significant observable inputs	2,062,071	—	—
Level 3 — Significant unobservable inputs	16,713	—	—
Total	$2,361,428	$—	$—
Intermediate Bond Fund
Level 1 — Quoted prices	$41,905	$—	$—
Level 2 — Other significant observable inputs	864,690	—	—
Level 3 — Significant unobservable inputs	—	—	—
Total	$906,595	$—	$—
Mortgage-Backed Securities Fund
Level 1 — Quoted prices	$27,005	$—	$—
Level 2 — Other significant observable inputs	1,003,110	—	—
Level 3 — Significant unobservable inputs	—	—	—
Total	$1,030,115	$—	$—
Short Duration Bond Fund
Level 1 — Quoted prices	$315,131	$—	$—
Level 2 — Other significant observable inputs	2,353,001	—	—
Level 3 — Significant unobservable inputs	—	—	—
Total	$2,668,132	$—	$—
Treasury & Agency Fund
Level 1 — Quoted prices	$29,707	$—	$—
Level 2 — Other significant observable inputs	634,652	—	—
Level 3 — Significant unobservable inputs	—	—	—
Total	$664,359	$—	$—

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   185

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2009 (continued)

Valuation Inputs	Investments in Securities	Appreciation in Other Financial Instruments*	Depreciation in Other Financial Instruments*
Ultra Short Duration Bond Fund
Level 1 — Quoted prices	$49,500	$—	$—
Level 2 — Other significant observable inputs	385,975	—	—
Level 3 — Significant unobservable inputs	5,390	—	—
Total	$440,865	$—	$—

*	Other financial instruments may include futures, forwards and swap contracts.

SFAS 157 also requires a reconciliation of assets and liabilities for which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands):

	Investments in Securities	Other Financial Instruments*
Core Bond Fund
Balance as of 2/29/08	$—	$—
Realized gain (loss)	—	—
Change in unrealized appreciation (depreciation)	—	—
Net amortization/accretion	—	—
Net purchases (sales)	—	—
Net transfers in (out) of Level 3	87	—
Balance as of 2/28/09	$87	$—
Core Plus Bond Fund
Balance as of 2/29/08	$50	$—
Realized gain (loss)	(111)	—
Change in unrealized appreciation (depreciation)	(46)	—
Net amortization/accretion	—	—
Net purchases (sales)	173	—
Net transfers in (out) of Level 3	1,458	—
Balance as of 2/28/09	$1,524	$—
High Yield Bond Fund
Balance as of 2/29/08	$6,112	$—
Realized gain (loss)	(1,190)	—
Change in unrealized appreciation (depreciation)	(620)	—
Net amortization/accretion	8	—
Net purchases (sales)	1,186	—
Net transfers in (out) of Level 3	11,217	—
Balance as of 2/28/09	$16,713	$—
Ultra Short Duration Bond Fund
Balance as of 2/29/08	$7,466	$—
Realized gain (loss)	(6,885)	—
Change in unrealized appreciation (depreciation)	6,913	—
Net amortization/accretion	— (a)	—
Net purchases (sales)	(2,401)	—
Net transfers in (out) of Level 3	297	—
Balance as of 2/28/09	$5,390	$—

†	Liabilities in securities sold short may include written options.

*	Other financial instruments may include futures, forwards and swap contracts.

(a)	Amount rounds to less than $1,000.

The change in unrealized appreciation (depreciation) attributable to securities owned at February 28, 2009, which were valued using significant unobservable inputs (Level 3) was as follows (amounts in thousands):

Core Bond Fund	$(124)
Core Plus Bond Fund	(48)
High Yield Bond Fund	(2,675)
Ultra Short Duration Bond Fund	(3,424)

186   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

These amounts are included in Change in net unrealized appreciation (depreciation) of investments in non-affiliates on the Statements of Operations and Statements of Changes in Net Assets.

Transfers into Level 3 are valued utilizing values as of the end of the period and transfers out of Level 3 are valued utilizing values as of the beginning of the period.

B.  Transactions with Affiliates — An issuer which is under common control with the Funds may be considered to be an affiliate. For the purposes of the report, the Funds assume the following to be an affiliated issuer (amounts in thousands):

Affiliate	Value at 2/29/08	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend*/ Interest Income	Shares/ Principal Amount ($) at 2/28/09	Value at 2/28/09
Core Bond Fund
Bear Stearns Cos., Inc. (The), 3.250%, 3/25/09**	$6,215	$—	$500	$— (a)	$203	$5,821	$5,821
Bear Stearns Cos., Inc. (The), 5.700%, 11/15/14**	956	—	—	—	57	1,000	948
Bear Stearns Cos., Inc. (The), 6.400%, 10/02/17**	2,442	—	—	—	170	2,650	2,600
Bear Stearns Cos., Inc. (The), 7.250%, 2/01/18**	1,116	—	—	—	83	1,150	1,193
JPMorgan Liquid Assets Money Market Fund, Institutional Class, 0.910%	217,033	1,624,695	1,547,067	—	4,186	294,661	294,661
JPMorgan Prime Money Market Fund, Capital Shares, 0.870%***	—	646,853	543,098	—	—	103,755	103,755
Total	$227,762			$—	$4,699		$408,978
Core Plus Bond Fund
Bear Stearns Cos., Inc. (The), 3.250%, 03/25/09**	$983	$—	$996	$3	$14	—	$—
Bear Stearns Cos., Inc. (The), 4.500% 10/28/10**	1,972	—	1,960	(40)	61	—	—
Bear Stearns Cos., Inc. (The), 6.400%, 10/02/17**	866	—	—	—	60	940	922
Bear Stearns Cos., Inc. (The), 7.250%, 2/01/18**	359	—	—	—	27	370	384
JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.910%	21,749	174,357	189,366	—	187	6,740	6,740
JPMorgan Prime Money Market Fund, Capital Shares, 0.870%***	—	172,864	142,243	—	—	30,621	30,621
Total	$25,929			$(37)	$349		$38,667
Government Bond Fund
JPMorgan U.S. Government Money Market Fund, Institutional Class, 0.480%	$37,838	$423,549	$398,951	$—	$1,220	62,436	$62,436
Total	$37,838			$—	$1,220		$62,436
High Yield Bond Fund
JPMorgan Liquid Assets Money Market Fund, Institutional Class, 0.910%	$128,108	$747,182	$671,311	$—	$2,647	203,979	$203,979
JPMorgan Prime Money Market Fund, Capital Shares, 0.870%***	—	485,723	410,752	—	—	74,971	74,971
Total	$128,108			$—	$2,647		$278,950
Intermediate Bond Fund
Bear Stearns Cos., Inc. (The), 3.250%, 03/25/09**	$4,704	$—	$2,482	$(18)	$132	2,285	$2,285
Bear Stearns Cos., Inc. (The), 7.250%, 02/01/18**	243	—	—	—	18	250	259
JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.910%	23,034	190,442	194,083	—	346	19,393	19,393
JPMorgan Prime Money Market Fund, Capital Shares, 0.870%***	—	172,419	149,907	—	—	22,512	22,512
Total	$27,981			$(18)	$496		$44,449
Mortgage-Backed Securities Fund
JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.910%	$32,654	$249,299	$254,948	$—	$843	27,005	$27,005
Total	$32,654			$—	$843		$27,005

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   187

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2009 (continued)

Affiliate	Value at 2/29/08	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend*/ Interest Income	Shares/ Principal Amount ($) at 2/28/09	Value at 2/28/09
Short Duration Bond Fund
Bear Stearns Cos., Inc. (The), 2.880%, 07/02/08**	$992	$—	$1,000	$—	$10	$—	$—
Bear Stearns Cos., Inc. (The), 4.500%, 10/28/10**	986	—	—	—	44	1,000	992
Bear Stearns Cos., Inc. (The), 4.550%, 06/23/10**	493	—	—	—	23	500	496
JPMorgan U.S. Government Money Market Fund, Institutional Class, 0.480%	60,178	1,003,234	922,901	—	1,722	140,512	140,512
JPMorgan Prime Money Market Fund, Capital Shares, 0.870%***	—	1,773,194	1,589,575	—	—	174,619	174,619
Total	$62,649			$—	$1,799		$316,619
Treasury & Agency Fund
JPMorgan Federal Money Market Fund, Institutional Class, 0.430%	$178,126	$556,621	$705,026	$—	$3,051	29,707	$29,707
Total	$178,126			$—	$3,051		$29,707
Ultra Short Duration Bond Fund
JPMorgan Liquid Assets Money Market Fund, Institutional Class, 0.910%	$159,869	$475,416	$585,785	$—	$1,581	49,500	$49,500
Total	$159,869			$—	$1,581		$49,500

*	Does not include the reimbursement of advisory, administration and shareholder servicing fees resulting from investments in money market funds as disclosed in note 2.I. and 3.A.

**	Security was purchased prior to its affiliation with JPMorgan Chase & Co.

***	Represents investments of cash collateral related to securities on loan, as described in Note 2.I. Dividend income earned from this investment is included in and represents a significant portion of, Income from securities lending (net) in the Statements of Operations.

(a)	Amount rounds to less than $1,000.

C.  Restricted and Illiquid Securities — The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The following is the value and percentage of net assets of illiquid securities as of February 28, 2009 (amounts in thousands):

	Value	Percentage
Core Bond Fund	$10,710	0.2%
Core Plus Bond Fund	12,151	1.6
High Yield Bond Fund	68,092	3.1
Intermediate Bond Fund	357	—	(a)
Mortgage-Backed Securities Fund	3,785	0.4
Short Duration Bond Fund	27,230	1.1
Ultra Short Duration Bond Fund	38,344	8.7

(a)	Amount rounds to less than 0.01%.

D.  Loan Participations and Assignments — Certain Funds may invest in loan participations and assignments of all or a portion of loans. When the Funds purchase a loan participation, the Funds typically enter into a contractual relationship with the lender or third party selling such participations (“Selling Participant”), but not the borrower. In contrast, the Funds have direct rights against the borrower on a loan when it purchases an assignment. As a result, the Funds assume the credit risk of the borrower, and with respect to loan participations, the Selling Participant and any other persons interpositioned between the Funds and the borrower (“Intermediate Participants”). The Funds may not benefit directly from the collateral supporting the loan in which it has purchased the loan participations or assignments.

E.  Unfunded Commitments — The Funds may enter into commitments to buy and sell investments including commitments to buy loan assignments and participations to settle on future dates as part of their normal investment activities. The unrealized appreciation/depreciation from unfunded commitments is reported in the financial statements. Credit risks exist on these commitments to the extent of any difference between the sales price

188   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

and current market value of the underlying securities sold. Market risk exists on these commitments to buy to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. However, during the commitment period, these investments earn no interest or dividends.

At February 28, 2009, the Core Plus Bond Fund and High Yield Bond Fund had the following unfunded loan commitments which could be extended at the option of the borrower (amounts in thousands):

				Commitment
Core Plus Bond Fund Security Description	Term	Maturity Date	Rate	Amount	Value
Fontainebleau Las Vegas	Delayed Draw, Term Loan B	06/06/14	2.000%	$500,000	$115,835
Ford Motor Co.	Term Loan B	12/15/13	5.000	22,750	16,132
Millenium Inorganic Chemicals, Inc.	1st Lien	05/15/14	3.709	640,000	613,330
Smurfit Stone Container Enterprises, Inc.	Term Loan	11/01/11	3.123	325,000	335,280
				$1,487,750	$1,080,577

				Commitment
High Yield Bond Fund Security Description	Term	Maturity Date	Rate	Amount	Value
Abitibi, Inc.	Term Loan	03/30/09	11.500%	$1,251	$1,236
CCO Holdings LLC	Third Lien	09/06/14	3.959	5,393	5,447
Community Health Systems, Inc.	Delayed Draw	07/25/14	1.000	166	165
Community Health Systems, Inc.	Term Loan	07/25/14	2.729	286	284
Community Health Systems, Inc.	Term Loan	07/25/14	3.506	2,964	2,940
Dole Food Company	Term Loan B	04/12/13	2.991	354	370
Dole Food Company	Term Loan C	04/12/13	2.991	730	762
Fontainebleau Las Vegas	Delayed Draw, Term Loan B	06/06/14	2.000	2,720	676
Ford Motor Co.	Term Loan B	12/15/13	5.000	3,424	2,485
Harrah’s Operating Co., Inc.	Term B-2 Loan	01/28/15	4.159	3,448	3,324
Harrah’s Operating Co., Inc.	Term B-2 Loan	01/28/15	4.459	9	8
Millenium Inorganic Chemicals, Inc.	1st Lien	05/15/14	3.709	640	613
ML Level 3 Communications	Term Loan	03/13/14	2.702	1,241	1,181
ML Level 3 Communications	Term Loan	03/13/14	3.510	3,103	2,952
Novelis, Inc.	Term Loan A	07/06/14	3.222	2,972	2,918
Smurfit Stone Container Enterprises, Inc.	Term Loan	11/01/11	3.123	2,150	2,179
Spectrum Brands, Inc.	Term Loan B	03/30/13	5.398	1,326	1,257
SunGard Data Systems, Inc.	Term Loan B	02/11/13	2.198	509	514
SunGard Data Systems, Inc.	Term Loan B	02/11/13	2.991	709	717
Team Health Term	Term Loan B	11/23/12	3.159	276	278
TL Acquisitions, Inc.	Term Loan	07/15/14	2.980	1,138	1,050
Valassis Communications	Term Loan B	03/02/14	3.210	563	710
Valassis Communications	Delayed Draw	03/02/14	3.210	187	236
				$35,559	$32,302

F.  Futures Contracts — The Funds may enter into futures contracts as substitutes for securities in which the Funds can invest. The Funds may also use such futures to hedge various investments, for risk management and to increase income or gain. These contracts provide for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Upon entering into a futures contract, the Funds are required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds periodically, depending on the fluctuations in fair value of the position. Variation margin is recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the Funds realize a gain or loss.

Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade.

As of February 28, 2009, the Core Plus Bond Fund had outstanding futures contracts as listed on its Schedule of Portfolio Investments.

G.  Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   189

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2009 (continued)

assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end.

H. Swaps — The Funds may engage in various swap transactions, including forward rate agreements, interest rate, currency, credit default, index, price lock and total return swaps, to manage credit, currency, duration and yield curve risks, or as alternatives to direct investments. Swap transactions are negotiated contracts between a Fund and a counterparty to exchange swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.

The value of a swap agreement is recorded as either an asset or a liability on the Statements of Assets and Liabilities at the beginning of the measurement period. Any upfront payments made or received upon entering a swap are recorded as an asset or liability, respectively. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as unrealized gain or loss in the Statements of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of a swap agreement. Upfront payments made or received are recorded as a realized gain or loss upon termination of the agreement. The value of swap agreements is recognized in the Statements of Assets and Liabilities; the risk of loss may exceed such amounts. The Funds may be exposed to market risk related to unfavorable changes in interest rates or in the price or return of underlying instruments; counterparty credit risk related to the swap counterparty’s failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position; and, documentation risk related to disagreement on the meaning of contract terms. Notional amounts of swap agreements, presented in the Schedules of Portfolio Investments, are used to express the extent of involvement in these transactions.

Credit Default Swaps

The Core Plus Bond Fund enters into credit default swaps to simulate long and short bond positions or to take an active long or short position with respect to the likelihood of a default or credit event by the issuer of the underlying reference obligation. Credit default swaps are also used to hedge against the risk of default where the Core Plus Bond Fund has exposure in its investment portfolio.

The underlying reference obligation may be a single issuer of corporate or sovereign debt, a basket of issuers or a credit index. A credit index is list of credit instruments or exposures that reference a fixed number of obligors with shared characteristics that represents some part of the credit market as a whole. Index credit default swap have standardized terms including a fixed spread and standard maturity dates. The composition of the obligations within a particular index changes periodically.

Credit default swaps involve one party, the protection buyer, making a stream of payments to another party, the protection seller, in exchange for the right to receive a contingent payment if there is a credit event related to the underlying reference obligation. In the event that the reference obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term. Credit events are defined under individual swap agreements and generally include bankruptcy, failure to pay, restructuring, repudiation/moratorium, obligation acceleration and obligation default.

If a credit event occurs, the Core Plus Bond Fund, as a protection seller, would be obligated to make a payment, which may be either: (i) a net cash settlement equal to the notional amount of the swap less the anticipated recovery value of the reference obligation or (ii) the notional amount of the swap in exchange for the delivery of the reference obligation. Selling protection effectively adds leverage to the Core Plus Bond Fund’s portfolio up to the notional amount of swap agreements. The notional amount represents the maximum potential liability under a contract and is not reflected in the Statement of Assets and Liabilities. Potential liabilities under these contracts may be reduced by anticipated recovery rates of the underlying reference obligations, upfront payments received at the inception of a swap and net amounts received from credit default swaps purchased with the identical reference obligation.

I. Securities Lending — Each Fund (except Ultra Short Duration Bond Fund) may lend securities to brokers, approved by J.P. Morgan Investment Advisors Inc. (the “Advisor”), in order to generate additional income. JPMorgan Chase Bank N.A. (JPMCB), an affiliate of the Funds, serves as lending agent for the Funds. Securities loans are collateralized by cash, which is invested in approved instruments (“collateral investments”), in accordance with investment guidelines. Upon termination of the loan, the Funds are required to return to the borrower cash collateral posted. Loans are subject to termination by the Funds or the borrower at any time.

Securities lending income is comprised of income earned on cash collateral investments, net of a rebate paid to borrowers for use of cash collateral and lending agent fees. These amounts are recorded as income from securities lending (net) on the Statement of Operations. The Funds also receive

190   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as interest income on the Statement of Operations.

At the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. securities plus accrued interest and 105% of the value of loaned non-U.S. securities, plus accrued interest. The securities lending agreement with JPMCB requires that the loaned securities are marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 100% of the value of loaned securities.

The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of cash collateral investments are disclosed in the Schedule of Portfolio Investments. At February 28, 2009, the value of outstanding securities on loan and the value of collateral investments were as follows (amount in thousands):

	Value of Loaned Securities	Cash Collateral Posted by Borrower	Unrealized Loss on Cash Collateral Investments	Total Value of Collateral Investments
Core Bond Fund	$157,978	$161,960	$(2,495)	$159,465
Core Plus Bond Fund	29,851	30,621	—	30,621
High Yield Bond Fund	109,230	112,423	(2,551)	109,872
Intermediate Bond Fund	34,718	35,512	(602)	34,910
Short Duration Bond Fund	208,465	213,522	(1,309)	212,213

The Funds bear the risk of loss associated with cash collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, a Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, a Fund may use leverage (borrow money) to repay the borrower for cash collateral posted, when the advisor does not believe that it is prudent to sell the cash collateral investments to fund this liability.

Securities lending involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, JPMCB has agreed to indemnify the Funds from losses resulting from a borrower failure to return a loaned security.

Effective September 2008, the Funds began investing cash collateral amounts received from borrowers in the JPMorgan Prime Money Market Fund. The Advisor of the Funds waived fees associated with the Funds’ investment in JPMorgan Prime Money Market Fund as follows (amounts in thousands):

Core Bond Fund	$24
Core Plus Bond Fund	11
Government Bond Fund	—	(a)
High Yield Bond Fund	25
Intermediate Bond Fund	9
Short Duration Bond Fund	65
Treasury & Agency Fund	—	(a)

(a)	Amount rounds to less than $1,000.

These amounts offset the shareholder servicing fees and other expenses, excluding advisory fees, incurred by JPMorgan Prime Money Market Fund related to the Funds’ investment in such fund. A portion of the reimbursement is voluntary.

Effective September 2, 2008, JPMCB is entitled to lending agent fees, in accordance with the lending agreement, equal to 0.03% and 0.09% of the average dollar value of U.S. and non-U.S. securities, loans outstanding, respectively, during the month. Prior to September 2, 2008, JPMCB was entitled to fees, in accordance with the lending agreement, equal to 0.06%, and 0.1142%, based upon the value of collateral received from borrowers for each loan of U.S. securities and non-U.S. securities, respectively. JPMCB voluntarily reduced its fees for the period July 1, 2007 to February 29, 2008 to 0.05% and 0.10% for each loan of U.S. and non-U.S. securities, respectively; and also for the period March 1, 2008 to September 1, 2008 to 0.03% and 0.09% of the average dollar value of each loan of U.S. and non-U.S. securities, respectively, during the month.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   191

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2009 (continued)

The Funds paid lending agent fees to JPMCB as follows for the year ended February 28, 2009 (amounts in thousands):

Lending Agent Fees Paid to JPMCB
Core Bond Fund	$66
Core Plus Bond Fund	13
Government Bond Fund	26
High Yield Bond Fund	64
Intermediate Bond Fund	16
Short Duration Bond Fund	114
Treasury & Agency Fund	55

J. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Funds first learn of the dividend.

Purchases of to be announced (“TBA”), when-issued or delayed delivery securities may be settled a month or more after the trade date; interest income is not accrued until settlement date. It is the Funds’ policy to reserve assets with a current value at least equal to the amount of their TBA, when-issued or delayed delivery purchase commitments.

K. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

L. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

Financial Accounting Standards Board (the “FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”) establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Funds have recorded no tax liabilities pursuant to the Interpretation. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further interpretation from FASB, new tax laws, regulations and interpretations thereof. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each of the Funds’ federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

M. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

N. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid monthly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

192   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
Core Bond Fund	$—	$(5)	$5
Core Plus Bond Fund	28	(246)	218
High Yield Bond Fund	(81)	831	(750)
Intermediate Bond Fund	(1,203)	(2)	1,205
Treasury & Agency Fund	—	3,662	(3,662)
Ultra Short Duration Bond Fund	(762)	—	762

The reclassifications for the Funds relate primarily to expiration of capital loss carryforwards, distribution reclassifications, foreign currency gain/loss, dirty priced bond adjustments and interest only/high coupon bond reclasses.

O. Redemption Fees — Generally, shares of the High Yield Bond Fund held for less than 60 days are subject to a redemption fee of 2.00%, based on the redeemed share’s market value. Redemption fees are paid directly to the High Yield Bond Fund and are credited to paid in capital.

P. Recent Accounting Pronouncement — In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a fund’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Funds’ financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMorgan Investment Advisors Inc. acts as the investment advisor to the Funds. The Advisor is an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Core Bond Fund	0.30%
Core Plus Bond Fund	0.30
Government Bond Fund	0.30
High Yield Bond Fund	0.65
Intermediate Bond Fund	0.30
Mortgage-Backed Securities Fund	0.35
Short Duration Bond Fund	0.25
Treasury & Agency Fund	0.30
Ultra Short Duration Bond Fund	0.25

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

The Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Shareholder Servicing Agent reimburse to the Funds an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the reimbursement is voluntary.

The amounts of these waivers/reimbursements resulting from investments in the money market funds for the year ended February 28, 2009 were as follows (excluding the reimbursement disclosed in Note 2.I. regarding cash collateral for securities lending invested in the JPMorgan Prime Money Market Fund) (amounts in thousands):

Core Bond Fund	$308
Core Plus Bond Fund	13
Government Bond Fund	136
High Yield Bond Fund	200
Intermediate Bond Fund	25
Mortgage-Backed Securities Fund	60
Short Duration Bond Fund	173
Treasury & Agency Fund	376
Ultra Short Duration Bond Fund	113

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   193

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2009 (continued)

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds other than JPMorgan International Markets Fund and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended February 28, 2009, the annual effective rate of each Fund’s average daily net assets is 0.10%.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

Class A	Class B	Class C	Class R2
0.25%	0.75%	0.75%	0.50%

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares (except for Class C Shares of the Short Duration Bond Fund and Ultra Short Duration Bond Fund) and certain Class A Shares for which front-end sales charges have been waived. For the year ended February 28, 2009, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
Core Bond Fund	$760	$456
Core Plus Bond Fund	26	25
Government Bond Fund	246	266
High Yield Bond Fund	56	101
Intermediate Bond Fund	19	41
Mortgage-Backed Securities Fund	2	—
Short Duration Bond Fund	13	22
Treasury & Agency Fund	41	68
Ultra Short Duration Bond Fund	2	19

D.  Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Select Class
Core Bond Fund	0.25%	0.25%	0.25%	0.25%	0.05%	0.25%
Core Plus Bond Fund	0.25	0.25	0.25	0.25	n/a	0.25
Government Bond Fund	0.25	0.25	0.25	0.25	n/a	0.25
High Yield Bond Fund	0.25	0.25	0.25	0.25	0.05	0.25
Intermediate Bond Fund	0.25	0.25	0.25	n/a	n/a	0.25
Mortgage-Backed Securities Fund	0.25	n/a	n/a	n/a	n/a	0.25
Short Duration Bond Fund	0.25	0.25	0.25	n/a	n/a	0.25
Treasury & Agency Fund	0.25	0.25	n/a	n/a	n/a	0.25
Ultra Short Duration Bond Fund	0.25	0.25	0.25	n/a	n/a	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E.  Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees

194   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F.  Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Select Class	Ultra
Core Bond Fund	0.75%	1.46%	1.46%	1.00%	0.53%	0.60%	0.48%
Core Plus Bond Fund	0.92	1.57	1.57	1.17	n/a	0.67	0.45
Government Bond Fund	0.75	1.48	1.48	1.00	n/a	0.55	n/a
High Yield Bond Fund	1.15	1.80	1.80	1.40	0.86	0.90	0.81
Intermediate Bond Fund	0.83	1.48	1.48	n/a	n/a	0.58	0.48
Mortgage-Backed Securities Fund	0.65	n/a	n/a	n/a	n/a	0.40	0.25
Short Duration Bond Fund	0.80	1.30	1.30	n/a	n/a	0.55	0.44
Treasury & Agency Fund	0.70	1.20	n/a	n/a	n/a	0.45	n/a
Ultra Short Duration Bond Fund	0.70	1.20	1.20	n/a	n/a	0.45	0.44

The contractual expense limitation agreements were in effect for the year ended February 28, 2009. The contractual expense limitation percentages in the table above are in place until at least June 30, 2009.

For the year ended February 28, 2009, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Core Bond Fund	$1,964	$1,095	$2,708	$5,767
Core Plus Bond Fund	—	382	250	632
Government Bond Fund	—	413	2,213	2,626
High Yield Bond Fund	—	205	2,858	3,063
Intermediate Bond Fund	205	539	515	1,259
Mortgage-Backed Securities Fund	2,017	476	111	2,604
Short Duration Bond Fund	1,203	463	—	1,666
Treasury & Agency Fund	—	130	1,989	2,119
Ultra Short Duration Bond Fund	557	369	225	1,151

	Voluntary Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Core Bond Fund	$519	$380	$—	$899
Core Plus Bond Fund	—	7	—	7
Government Bond Fund	—	—	7	7
Intermediate Bond Fund	20	138	—	158
Short Duration Bond Fund	202	75	—	277
Ultra Short Duration Bond Fund	298	240	—	538

G.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officers’ fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the year ended February 28, 2009, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   195

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2009 (continued)

The Funds may use related party broker/dealers. For the year ended February 28, 2009, the Funds did not incur any brokerage commissions with brokers/dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended February 28, 2009, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
Core Bond Fund	$1,725,236	$556,719	$181,129	$269,420
Core Plus Bond Fund	143,218	230,555	10,608	55,153
Government Bond Fund	234,780	55,715	98,207	75,576
High Yield Bond Fund	1,365,775	334,733	—	—
Intermediate Bond Fund	128,141	138,392	18,252	57,411
Mortgage-Backed Securities Fund	236,131	144,390	—	460
Short Duration Bond Fund	1,209,089	408,891	713,058	603,457
Treasury & Agency Fund	328,370	83,745	982,497	936,415
Ultra Short Duration Bond Fund	—	509,240	—	—

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at February 28, 2009 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Core Bond Fund	$5,591,025	$200,716	$270,224	$(69,508)
Core Plus Bond Fund	852,079	25,347	101,149	(75,802)
Government Bond Fund	1,093,767	67,001	2,743	64,258
High Yield Bond Fund	3,022,850	7,431	668,853	(661,422)
Intermediate Bond Fund	922,750	25,737	41,892	(16,155)
Mortgage-Backed Securities Fund	1,057,752	44,090	71,727	(27,637)
Short Duration Bond Fund	2,678,729	32,996	43,593	(10,597)
Treasury & Agency Fund	647,572	17,799	1,012	16,787
Ultra Short Duration Bond Fund	591,638	2,691	153,464	(150,773)

For the Funds, the difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals and interest only/high coupon bond adjustments.

The tax character of distributions paid during the fiscal year ended February 28, 2009 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
Core Bond Fund	$246,502	$—	$246,502
Core Plus Bond Fund	51,522	—	51,522
Government Bond Fund	43,540	—	43,540
High Yield Bond Fund	169,666	885	170,551
Intermediate Bond Fund	46,917	—	46,917
Mortgage-Backed Securities Fund	61,146	—	61,146
Short Duration Bond Fund	80,522	—	80,522
Treasury & Agency Fund	17,998	—	17,998
Ultra Short Duration Bond Fund	32,435	—	32,435

196   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

The tax character of distributions paid during the fiscal year ended February 29, 2008 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
Core Bond Fund	$176,268	$—	$176,268
Core Plus Bond Fund	47,431	—	47,431
Government Bond Fund	51,121	—	51,121
High Yield Bond Fund	116,378	9,357	125,735
Intermediate Bond Fund	47,990	—	47,990
Mortgage-Backed Securities Fund	50,038	—	50,038
Short Duration Bond Fund	40,939	—	40,939
Treasury & Agency Fund	11,710	—	11,710
Ultra Short Duration Bond Fund	70,185	—	70,185

At February 28 2009, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Core Bond Fund	$10,137	$(53,389)	$(69,508)
Core Plus Bond Fund	3,187	(4,287)	(76,589)
Government Bond Fund	1,885	(4,948)	64,258
High Yield Bond Fund	12,104	(15,633)	(664,678)
Intermediate Bond Fund	2,874	(31,049)	(16,155)
Mortgage-Backed Securities Fund	2,276	(16,112)	(27,637)
Short Duration Bond Fund	5,771	(5,662)	(10,597)
Treasury & Agency Fund	13,906	—	16,787
Ultra Short Duration Bond Fund	956	(72,829)	(150,773)

For the Funds, the cumulative timing differences primarily consist of distributions payable, post-October loss deferrals, wash sale loss deferrals and interest only/high coupon bond reclasses.

As of February 28, 2009, the following Funds had net capital loss carryforwards, which are available to offset future realized gains (amounts in thousands):

	2010	2011	2012	2013	2014	2015	2016	2017	Total
Core Bond Fund	$—	$—	$20,226	$10,219	$4,209	$13,521	$—	$5,214	$53,389
Core Plus Bond Fund	—	—	—	—	3,380	—	—	907	4,287
Government Bond Fund	1,922	2,650	376	—	—	—	—	—	4,948
High Yield Bond Fund	—	—	—	—	—	—	—	15,633	15,633
Intermediate Bond Fund	—	426	10,051	1,948	1,475	4,534	1,064	11,551	31,049
Mortgage-Backed Securities Fund	—	—	6,743	7,519	1,459	—	391	—	16,112
Short Duration Bond Fund	—	—	—	—	2,005	3,657	—	—	5,662
Ultra Short Duration Bond Fund	322	3,761	10,780	5,666	2,597	2,757	4,374	42,572	72,829

During the year ended February 28, 2009, the Funds utilized capital loss carryforwards as follows (amounts in thousands):

Government Bond Fund	$751
Mortgage-Backed Securities Fund	253
Short Duration Fund	2,523
Treasury & Agency Fund	2,328

As of February 28, 2009, the Intermediate Bond Fund had capital loss carryforwards of approximately $1,203,000 expire.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   197

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2009 (continued)

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended February 28, 2009, the Funds deferred to March 1, 2009 post-October capital losses of (amounts in thousands):

	Capital Losses	Currency Losses
Core Plus Bond Fund	$4,088	$83
High Yield Bond Fund	38,138	—
Intermediate Bond Fund	111	—
Ultra Short Duration Bond Fund	3,062	—

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 17, 2009.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at February 28, 2009. Average borrowings from another fund for the year ended February 28, 2009, were as follows (amounts in thousands):

	Average Borrowings	Number of Days Used	Interest Paid
Core Bond Fund	$10,245	4	$1
Intermediate Bond Fund	$7,245	2	— (a)

(a)	Amount rounds to less than $1,000.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

For Core Plus Bond Fund, High Yield Bond Fund, Intermediate Bond Fund, Short Duration Bond Fund and Treasury & Agency Fund, one or more affiliates of the Funds’ investment advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets. Significant shareholder transactions, if any, may impact the Funds’ performance.

The High Yield Bond Fund and to a lesser extent, the Core Plus Bond Fund invest in high yield securities that are not rated or rated below investment grade (commonly known as “junk bonds”). These securities are considered to be high risk investments. The High Yield Bond Fund invests at least 80% of its net assets in such investments. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims.

The Funds are subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Funds could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Funds are also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Funds such as swap and option contracts, credit linked notes and TBA securities.

The Funds are subject to risks associated with securities with contractual cash flows including asset backed and mortgage related securities such as collateralized mortgage obligations, mortgage pass through securities and commercial mortgage backed securities, including securities backed by

198   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, pre-payments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

A significant portion of the Funds’ (except High Yield Bond Fund and Treasury & Agency Fund) investments are comprised of asset backed or mortgage related securities, including securities backed by sub-prime mortgages.

The Funds are subject to the risk that should the Funds decide to sell an illiquid investment when a ready buyer is not available at a price the Funds deems to be representative of its value, the value of the Funds’ net assets could be adversely affected.

The Core Plus Bond Fund is party to various derivative contracts governed by International Swaps and Derivatives Association Master Agreements (ISDA agreements). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, typically contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. Such rights often include the ability to terminate (i.e., close out) open contracts at prices which may favor the counterparty, which could have an adverse impact on the Fund.

8. Legal Matters

Prior to becoming an affiliate of JPMorgan, on June 29, 2004, Banc One Investment Advisors Corporation (“BOIA”), now known as JPMIA entered into agreements with the SEC and the New York Attorney General (“NYAG”) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain funds advised by BOIA which were a series of One Group Mutual Funds, possible late trading of certain funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which is being distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPM II) in the aggregate amount of approximately $8 million annually over a five year period commencing September, 2004.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan Chase (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval. The Funds will be reimbursed for all costs associated with these matters to ensure that they incur no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

As noted above, the settlement agreement with the NYAG requires BOIA to establish reduced “net management fee rates” for certain Funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates will remain in place at least through June 30, 2009. The Reduced Rate Fund contained in this annual report is the Government Bond Fund, and the Reduced Rate was implemented September 27, 2004.

9. Reorganization

On February 18, 2009, the Board of Trustees of the Trust approved the reorganization of the Intermediate Bond Fund into Core Bond Fund. Completion of the reorganization is subject to a number of conditions, including approval by the shareholders of the Intermediate Bond Fund. The approval will be sought at a shareholder meeting to be held on June 15, 2009. If approved by shareholders, the reorganization is expected to occur on or about June 26, 2009.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   199

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of JPMorgan Trust II and the Shareholders of JPMorgan Core Bond Fund, JPMorgan Core Plus Bond Fund, JPMorgan Government Bond Fund, JPMorgan High Yield Bond Fund, JPMorgan Intermediate Bond Fund, JPMorgan Mortgage-Backed Securities Fund, JPMorgan Short Duration Bond Fund, JPMorgan Treasury & Agency Fund and JPMorgan Ultra Short Duration Bond Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Core Bond Fund, JPMorgan Core Plus Bond Fund, JPMorgan Government Bond Fund, JPMorgan High Yield Bond Fund, JPMorgan Intermediate Bond Fund, JPMorgan Mortgage-Backed Securities Fund, JPMorgan Short Duration Bond Fund, JPMorgan Treasury & Agency Fund and JPMorgan Ultra Short Duration Bond Fund (each a separate fund of JPMorgan Trust II) (hereafter collectively referred to as the “Funds”) at February 28, 2009, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
April 28, 2009

200   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

TRUSTEES
(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	138	None.
John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	138	Director, Cardinal Health, Inc. (CAH) (1994–present); Chairman, Greif, Inc. (GEF) (packaging manufacturer) (2007–present).
Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	138	Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002–present).
Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	138	None.
Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2000–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	138	Director, Center for Deaf and Hard of Hearing (1990–present).
Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	138	Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	138	Trustee, Stratton Mountain School (2001–present)

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   201

TRUSTEES
(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees (continued)
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	138	Trustee, American University in Cairo (1999–present); Trustee, Carleton College (2002–present).
Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	138	Trustee, Morgan Stanley Funds (164 portfolios) (1992–present).
Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988–1999).	138	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	138	None.
Interested Trustees
Frankie D. Hughes** (1952), Trustee of Trust since 2008.	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993–present).	138	None.
Leonard M. Spalding, Jr.*** (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	138
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Catholic Education Foundation (2005–present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except Mr. Reid for whom it is age 78.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (138 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley, Head of Corporate Responsibility for JPMorgan Chase & Co., has served as a member of the Board of Trustees of Northwestern University since 2005. The Funds’ investment adviser is a wholly-owned subsidiary of JPMorgan Chase & Co.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

202   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005), Treasurer and Principal Financial Officer (2008)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, JPMorgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.
Frank J. Nasta (1964), Secretary (2008)
Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J & W Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Michael J. Tansley (1964), Controller (2008)
Vice President, JPMorgan Funds Management, Inc. since July 2008; prior to joining JPMorgan Chase, Mr. Tansley worked for General Electric, as Global eFinance Leader in GE Money from 2004 through 2008 and Vice President and Controller of GE Asset Management from 1998.

Elizabeth A. Davin (1964), Assistant Secretary (2008)*
Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.
John T. Fitzgerald (1975), Assistant Secretary (2008)	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.
Brian L. Duncan (1965), Assistant Treasurer (2008)*
Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007 and Assistant Vice President of Financial Reporting from 2003–2004.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.
Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.
Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   203

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, September 1, 2008, and continued to hold your shares at the end of the reporting period, February 28, 2009.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, September 1, 2008	Ending Account Value, February 28, 2009	Expenses Paid September 1, 2008 to February 28, 2009	Annualized Expense Ratio
Core Bond Fund
Class A
Actual*	$1,000.00	$1,022.80	$3.76	0.75%
Hypothetical*	1,000.00	1,021.08	3.76	0.75
Class B
Actual*	1,000.00	1,019.60	7.01	1.40
Hypothetical*	1,000.00	1,017.85	7.00	1.40
Class C
Actual*	1,000.00	1,020.40	7.01	1.40
Hypothetical*	1,000.00	1,017.85	7.00	1.40
R2 Class
Actual**	1,000.00	1,050.00	3.24	1.00
Hypothetical*	1,000.00	1,019.84	5.01	1.00
R5 Class
Actual*	1,000.00	1,024.30	2.26	0.45
Hypothetical*	1,000.00	1,022.56	2.26	0.45
Select Class
Actual*	1,000.00	1,022.70	3.01	0.60
Hypothetical*	1,000.00	1,021.82	3.01	0.60
Ultra
Actual*	1,000.00	1,024.60	2.01	0.40
Hypothetical*	1,000.00	1,022.81	2.01	0.40

204   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

	Beginning Account Value, September 1, 2008	Ending Account Value, February 28, 2009	Expenses Paid September 1, 2008 to February 28, 2009	Annualized Expense Ratio
Core Plus Bond Fund
Class A
Actual*	$1,000.00	$962.50	$4.43	0.91%
Hypothetical*	1,000.00	1,020.28	4.56	0.91
Class B
Actual*	1,000.00	960.10	7.00	1.44
Hypothetical*	1,000.00	1,017.65	7.20	1.44
Class C
Actual*	1,000.00	959.10	6.99	1.44
Hypothetical*	1,000.00	1,017.65	7.20	1.44
R2 Class
Actual**	1,000.00	1,036.80	3.79	1.16
Hypothetical*	1,000.00	1,019.04	5.81	1.16
Select Class
Actual*	1,000.00	963.70	3.26	0.67
Hypothetical*	1,000.00	1,021.47	3.36	0.67
Ultra
Actual*	1,000.00	964.90	2.19	0.45
Hypothetical*	1,000.00	1,022.56	2.26	0.45

Government Bond Fund
Class A
Actual*	1,000.00	1,046.90	3.81	0.75
Hypothetical*	1,000.00	1,021.80	3.76	0.75
Class B
Actual*	1,000.00	1,043.10	7.50	1.48
Hypothetical*	1,000.00	1,017.46	7.40	1.48
Class C
Actual*	1,000.00	1,043.40	7.50	1.48
Hypothetical*	1,000.00	1,017.46	7.40	1.48
R2 Class
Actual**	1,000.00	1,059.70	3.30	1.00
Hypothetical*	1,000.00	1,019.84	5.01	1.00
Select Class
Actual*	1,000.00	1,049.20	2.44	0.48
Hypothetical*	1,000.00	1,022.41	2.41	0.48

High Yield Bond Fund
Class A
Actual*	1,000.00	819.00	5.19	1.15
Hypothetical*	1,000.00	1,019.09	5.76	1.15
Class B
Actual*	1,000.00	816.70	8.11	1.80
Hypothetical*	1,000.00	1,015.87	9.00	1.80
Class C
Actual*	1,000.00	816.60	8.11	1.80
Hypothetical*	1,000.00	1,015.87	9.00	1.80
R2 Class
Actual**	1,000.00	999.50	4.49	1.40
Hypothetical*	1,000.00	1,017.85	7.00	1.40

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   205

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, September 1, 2008	Ending Account Value, February 28, 2009	Expenses Paid September 1, 2008 to February 28, 2009	Annualized Expense Ratio
R5 Class
Actual*	$1,000.00	$819.80	$3.88	0.86%
Hypothetical*	1,000.00	1,020.53	4.31	0.86
Select Class
Actual*	1,000.00	820.50	4.06	0.90
Hypothetical*	1,000.00	1,020.33	4.51	0.90
Ultra
Actual*	1,000.00	821.00	3.66	0.81
Hypothetical*	1,000.00	1,020.78	4.06	0.81

Intermediate Bond Fund
Class A
Actual*	1,000.00	1,014.20	4.15	0.83
Hypothetical*	1,000.00	1,020.68	4.16	0.83
Class B
Actual*	1,000.00	1,011.50	6.98	1.40
Hypothetical*	1,000.00	1,017.85	7.00	1.40
Class C
Actual*	1,000.00	1,011.50	6.98	1.40
Hypothetical*	1,000.00	1,017.85	7.00	1.40
Select Class
Actual*	1,000.00	1,015.50	2.90	0.58
Hypothetical*	1,000.00	1,021.92	2.91	0.58
Ultra
Actual*	1,000.00	1,016.40	2.00	0.40
Hypothetical*	1,000.00	1,022.81	2.01	0.40

Mortgage-Backed Securities Fund
Class A
Actual*	1,000.00	1,021.10	3.26	0.65
Hypothetical*	1,000.00	1,021.57	3.26	0.65
Select Class
Actual*	1,000.00	1,021.90	2.01	0.40
Hypothetical*	1,000.00	1,022.81	2.01	0.40
Ultra
Actual*	1,000.00	1,022.60	1.25	0.25
Hypothetical*	1,000.00	1,023.55	1.25	0.25

Short Duration Bond Fund
Class A
Actual*	1,000.00	1,018.50	4.00	0.80
Hypothetical*	1,000.00	1,020.83	4.01	0.80
Class B
Actual*	1,000.00	1,015.70	6.50	1.30
Hypothetical*	1,000.00	1,018.35	6.51	1.30
Class C
Actual*	1,000.00	1,016.00	6.50	1.30
Hypothetical*	1,000.00	1,018.35	6.51	1.30
Select Class
Actual*	1,000.00	1,020.60	2.76	0.55
Hypothetical*	1,000.00	1,022.07	2.76	0.55

206   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

	Beginning Account Value, September 1, 2008	Ending Account Value, February 28, 2009	Expenses Paid September 1, 2008 to February 28, 2009	Annualized Expense Ratio
Ultra
Actual*	$1,000.00	$1,021.90	$1.50	0.30%
Hypothetical*	1,000.00	1,023.31	1.51	0.30

Treasury & Agency Fund
Class A
Actual*	1,000.00	1,028.60	3.52	0.70
Hypothetical*	1,000.00	1,021.32	3.51	0.70
Class B
Actual*	1,000.00	1,026.80	6.03	1.20
Hypothetical*	1,000.00	1,018.84	6.01	1.20
Select Class
Actual*	1,000.00	1,030.50	2.27	0.45
Hypothetical*	1,000.00	1,022.56	2.26	0.45

Ultra Short Duration Bond Fund
Class A
Actual*	1,000.00	915.30	3.32	0.70
Hypothetical*	1,000.00	1,021.32	3.51	0.70
Class B
Actual*	1,000.00	913.40	5.69	1.20
Hypothetical*	1,000.00	1,018.84	6.01	1.20
Class C
Actual*	1,000.00	913.30	5.69	1.20
Hypothetical*	1,000.00	1,018.84	6.01	1.20
Select Class
Actual*	1,000.00	916.70	2.14	0.45
Hypothetical*	1,000.00	1,022.56	2.26	0.45
Ultra
Actual*	1,000.00	917.30	1.19	0.25
Hypothetical*	1,000.00	1,023.55	1.25	0.25

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 117/365 (to reflect the actual period). The Class commenced operations on November 3, 2008.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   207

TAX LETTER
(Unaudited)

Certain tax information for the Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended February 28, 2009. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2009. The information necessary to complete your income tax returns for the calendar year ending December 31, 2009 will be received under separate cover.

Qualified Interest Income (QII) and Short-Term Capital Gain

For the fiscal year ended February 28, 2009, the Funds designated the following amounts of ordinary distributions paid during the Funds’ fiscal year that are from qualified interest income and short-term capital gain (amounts in thousands):

	Qualified Interest Income	Qualified Short-Term Gain
Core Bond Fund	$237,524	$—
Government Bond Fund	41,489	—
High Yield Bond Fund	124,934	—
Intermediate Bond Fund	44,884	—
Short Duration Bond Fund	66,233	—
Treasury & Agency Fund	7,562	3,662
Ultra Short Duration Fund	31,908	—

Treasury Income

The following represents the percentage of income earned from direct U.S. Treasury Obligations for the fiscal year ended February 28, 2009:

Income from U.S. Treasury Obligations
Core Bond Fund	18.53%
Core Plus Bond Fund	12.11
Government Bond Fund	22.11
Intermediate Bond Fund	18.77
Short Duration Bond Fund	23.02
Treasury & Agency Fund	94.87

Long-Term Capital Gain Designation — 15%

The High Yield Bond Fund hereby designates approximately $885,000 as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax return for the fiscal year ended February 28, 2009.

208   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

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JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2009    All rights reserved. February 2009.                                                                        AN-INC2-209

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The audit committee financial expert is William Armstrong. He is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2009 - $1,168,300

2008 – $1,151,500

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES (On a calendar year basis)
2008 - $18,890,000

2007 – $15,213,000

The audit-related fees consist of aggregate fees billed for assurance and related services by the independent registered public accounting firm to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (“Service Affiliates”), that were reasonably related to the performance of the annual audit of the Registrant's financial statements.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES
2009 - $200,280

2008 – $200,040

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended February 28, 2009 and February 29, 2008, respectively.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES
2009 – Not applicable

2008 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the

Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2009 – 0.0%

2008 – 0.0%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

None.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were $24.8 million in 2008 and $19.9 million in 2007

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no changes in the Registrant's internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust II

By:	/s/_____________________________

George C.W. Gatch

President and Principal Executive Officer

May 8, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/___________________________

George C.W. Gatch

President and Principal Executive Officer

May 8, 2009

By:	/s/____________________________

Patricia A. Maleski

Treasurer and Principal Financial Officer

May 8, 2009